UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2009

Date of reporting period:	12/31/2009

Item 1 – Reports to Stockholders

ADVANCED SERIESSM TRUST Financial Statements For the Annual Period Ended December 31, 2009

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Please note that inside are Prospectus Supplements dated December 31, 2009 and January 14, 2010. These supplements are separate from and not a part of the annual report.

0172110-00001-00

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (“Trust”) portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses and should be read carefully.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Trust’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (“the Commission”) at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Commission at www.sec.gov and on the Trust’s website at www.prudentialannuities.com.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Trust’s website at www.prudentialannuities or by calling the telephone numbers referenced above. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Trust’s website at www.prudentialannuities.com or by calling the telephone numbers referenced above.

The Trust’s Statement of Additional Information contains information about the Trust’s Trustees and is available without charge upon request by calling 800-752-6342.

ADVANCED SERIES TRUST

SUPPLEMENT DATED DECEMBER 31, 2009
TO PROSPECTUS DATED MAY 1, 2009

AST UBS Dynamic Alpha Portfolio
(To be Renamed AST J.P Morgan Strategic Opportunities Portfolio
Effective on or About March 15, 2010)

AST Niemann Capital Growth Asset Allocation Portfolio
(To be Renamed AST Fidelity Investments® Pyramis® Asset Allocation Portfolio
Effective on or About March 15, 2010)

This supplement sets forth changes to the Prospectus, dated May 1, 2009 (the Prospectus), of Advanced Series Trust (the Trust). The two Portfolios of the Trust discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

The changes relating to the AST UBS Dynamic Alpha Portfolio (to be renamed AST J.P Morgan Strategic Opportunities Portfolio effective on or about March 15, 2010) are described in Section I to this Prospectus Supplement. The changes relating to the AST Niemann Capital Growth Asset Allocation Portfolio (to be renamed AST Fidelity Investments® Pyramis® Asset Allocation Portfolio effective on or about March 15, 2010) are described in Section II to this Prospectus Supplement.

No other Portfolios of the Trust are affected by this Prospectus Supplement.

I. Changes Relating to AST UBS Dynamic Alpha Portfolio (To be Renamed AST J.P Morgan Strategic Opportunities Portfolio Effective on or About March 15, 2010)

The Board of Trustees of the Trust (the Board) has approved: (i) replacing UBS Global Asset Management (Americas), Inc. (UBS) as the subadviser for the AST UBS Dynamic Alpha Portfolio (sometimes referred to herein as the UBS Portfolio) with J.P. Morgan Investment Management Inc. (J.P. Morgan); (ii) changing the name of the portfolio from the AST UBS Dynamic Alpha Portfolio to the AST J.P. Morgan Strategic Opportunities Portfolio (sometimes referred to herein as the AST J.P. Morgan Portfolio); and (iii) changing certain non-fundamental investment policies and the blended performance benchmark for the Portfolio in connection with the proposed subadvisory arrangements. These changes, which are expected to become effective on or about March 15, 2010, are summarized below.

Current Non-Fundamental Investment Policy of AST UBS Dynamic Alpha Portfolio	New Non-Fundamental Investment Policy of AST J.P. Morgan Strategic Opportunities Portfolio

Investment Objective:	Investment Objective:

To seek to maximize total return, consisting of capital appreciation and current income	To seek to maximize return compared to the benchmark through security selection and tactical asset allocation

Asset Allocation: No defined policy.	General Debt-Equity Asset Allocation Mix:
40% of assets in equity securities (+/- 5%) and 60% of assets in bonds and other fixed-income securities (+/-5%); with 30% of overall Portfolio assets in alternative asset classes

More Specific Asset Allocation Mix: U.S. Equity Securities: 27% (+/- 8%) Foreign Equity Securities: 13% (+/- 8%) U.S. and Foreign Debt Securities: 50% (+/- 8%) U.S. Treasury Bills: 10% (+/- 8%)

Current Non-Fundamental Investment Policy of AST UBS Dynamic Alpha Portfolio	New Non-Fundamental Investment Policy of AST J.P. Morgan Strategic Opportunities Portfolio

Primary Benchmark: Merrill Lynch US Treasury 1-5 Year Index	Blended Performance Benchmark: Russell 3000 Index: 27% MSCI EAFE Index: 13% Barclays Capital Aggregate Bond Index: 50% U.S. Treasury Bills: 10%
Secondary Benchmark:
Bureau of Labor Statistics Consumer Price Index

Depending upon market, economic, and financial conditions as of March 15, 2010 and the Trust’s ability to implement certain legal agreements and custody arrangements, it may take several weeks for J.P. Morgan to fully dispose of the UBS Portfolio’s securities and to begin to implement the investment strategies described below.

All references to the current AST UBS Dynamic Alpha Portfolio are hereby deemed deleted from the Prospectus as of the retention of J.P. Morgan and its implementation of its investment strategy for the Portfolio. Such implementation of J.P. Morgan’s investment strategy is expected to commence on or about March 15, 2010.

J.P Morgan’s investment strategies and the AST J.P. Morgan Portfolio’s new investment objective and performance benchmarks, and the principal risks associated with an investment in the AST J.P. Morgan Portfolio are described below.

AST J.P MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
(FORMERLY AST UBS DYNAMIC ALPHA PORTFOLIO):

       Investment Objective:   The investment objective of the AST J.P. Morgan Portfolio will be to seek to maximize return compared to its benchmark through security selection and tactical asset allocation. This investment objective is a non-fundamental investment policy of the AST J.P. Morgan Portfolio and may be changed by the Board without shareholder approval. No guarantee can be given that the AST J.P. Morgan Portfolio will achieve its investment objective, and the Portfolio may lose money.

Principal Investment Policies

       The AST J.P. Morgan Portfolio will utilize a variety of diversifying asset classes and investment styles, including a significant allocation to alternative investment strategies such as market neutral, 130/30, and absolute return.

       The AST J.P. Morgan Portfolio may invest in a wide range of asset classes, including U.S. and non-U.S. equities, emerging markets equities, real estate investment trusts (REITs) domiciled in and outside of the United States, U.S. and non-U.S. fixed income, high yield bonds, convertible bonds, and emerging markets bonds. The allocation to these asset classes will vary depending on J.P. Morgan’s tactical views. Market neutral strategies seek to produce a positive return regardless of the direction of the equity markets. 130/30 strategies follow a particular index, for example the S&P 500, but allow J.P. Morgan to sell short securities that are deemed likely to decline in value. Absolute return strategies seek to generate a return in excess of prevailing yields on U.S. Treasuries or the London Interbank Offered Rate (LIBOR).

       Within its equity allocations, the AST J.P. Morgan Portfolio primarily invests in the common stock and convertible securities of U.S. and foreign companies, including companies that are located or domiciled in, or that derive significant revenues or profits from, emerging market countries. Equity securities in which the AST J.P. Morgan Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants and rights to buy common stocks, and master limited partnerships. The AST J.P. Morgan Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

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       The AST J.P. Morgan Portfolio will invest in securities denominated in foreign currencies and may seek to enhance returns and/or manage currency risk versus the benchmark where appropriate through managing currency exposure. Capital markets in certain countries may be less developed and/or not easy to access.

       With its fixed income allocation, the AST J.P. Morgan Portfolio may invest in a wide range of debt securities of issuers from the U.S. and other markets, both developed and emerging. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies, corporations, financial institutions and supranational organizations that the AST J.P. Morgan Portfolio believes have the potential to provide a high total return over time. The AST J.P. Morgan Portfolio may invest in inflation-linked debt securities, including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The AST J.P. Morgan Portfolio may invest in mortgage-related securities issued by governmental entities and private issuers.

       The AST J.P. Morgan Portfolio may invest assets in securities that are rated below investment grade (junk bonds) by Moody’s Investor Services, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by J.P Morgan to be of comparable quality. Securities rated below investment grade may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics).

       The AST J.P. Morgan Portfolio may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

       The AST J.P. Morgan Portfolio may enter into short sales. In short selling transactions, the AST J.P. Morgan Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the AST J.P. Morgan Portfolio must borrow the security to make delivery to the buyer. The AST J.P. Morgan Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

       The AST J.P. Morgan Portfolio may invest in shares of exchange-traded funds (ETFs), REITs, affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

       The AST J.P. Morgan Portfolio may invest in common shares or preferred shares of unaffiliated closed-end funds.

       Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the AST J.P. Morgan Portfolio can invest. The AST J.P. Morgan Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of the AST J.P. Morgan Portfolio assets. The AST J.P. Morgan Portfolio may use derivatives for hedging or investment purposes, including to obtain significant amounts of long or short exposure.

       Up to approximately 5% of the AST J.P. Morgan Portfolio’s net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The AST J.P. Morgan Portfolio may also invest in ETFs for additional exposure to relevant markets.

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       For cash management or temporary defensive purposes, the AST J.P. Morgan Portfolio may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

Principal Risks of Investing in AST J.P. Morgan Portfolio

       Investments in the AST J.P. Morgan Portfolio are not guaranteed; investors may lose money by investing in the AST J.P. Morgan Portfolio. At any time, an investment in a mutual fund may be worth more or less than the price an investor originally paid for it. Investors may lose money by investing in the AST J.P. Morgan Portfolio because: (i) the value of the investments it owns changes, sometimes rapidly and unpredictably; (ii) the AST J.P. Morgan Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its investment strategy properly; or (iii) unforeseen occurrences in the securities markets negatively affect the AST J.P. Morgan Portfolio. Set forth below is a description of the principal risks associated with an investment in the AST J.P. Morgan Portfolio.

       Asset Transfer Program Risk.     The AST J.P. Morgan Portfolio may be used as a stand-alone investment option in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract owners may allocate their account values (referred to herein as the Permitted Sub-Accounts) and (ii) require contract owners to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner’s account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

       The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the AST J.P. Morgan Portfolio. Such asset transfers could adversely affect the investment performance of the AST J.P. Morgan Portfolio by requiring J.P. Morgan to purchase and sell securities at inopportune times and by otherwise limiting the ability of J.P. Morgan to fully implement its investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for the AST J.P. Morgan Portfolio, compared to other similar funds.

       Common and preferred stocks risk.     The AST J.P. Morgan Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

       Company risk.     The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval,

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the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Credit risk.     The AST J.P. Morgan Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which the AST J.P. Morgan Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by the AST J.P. Morgan Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody’s, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as “high-yield bonds” or “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of AST J.P. Morgan Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to the Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, J.P. Morgan will determine which rating it believes best reflects the security’s quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer’s debt securities. If the cost to buy protection against an issuer’s default increases, the credit risk associated with the issuer’s debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer’s debt securities.

       Derivatives risk.     The AST J.P. Morgan Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The AST J.P. Morgan Portfolio may use derivatives to earn income and enhance returns, to manage or adjust its risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

       As an open-end investment company registered with the Securities and Exchange Commission (the Commission), the AST J.P. Morgan Portfolio is subject to the federal securities laws, including the Investment Company Act of 1940 (the 1940 Act), related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the AST J.P. Morgan Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other Commission or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the AST J.P. Morgan Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the AST J.P. Morgan Portfolio is permitted to set aside liquid assets in an amount equal to its daily marked-to-market (net) obligations, if any (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the AST J.P. Morgan Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policies of the AST J.P. Morgan Portfolio in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

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       Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

       Credit risk.     The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the AST J.P. Morgan Portfolio. For example, the AST J.P. Morgan Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

       Currency risk.     The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

       Leverage risk.     The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

       Liquidity risk.     The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

       Additional risks:    Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the AST J.P. Morgan Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the AST J.P. Morgan Portfolio to lose more than the amount it invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

       The AST J.P. Morgan Portfolio may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the AST J.P. Morgan Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the AST J.P. Morgan Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The AST J.P. Morgan Portfolio is not required to use hedging and may choose not to do so. Because the AST J.P. Morgan Portfolio may use derivatives to seek to enhance returns, its investments will expose it to the risks outlined above to a greater extent than if it used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

       Foreign investment risk.     Investing in developed and emerging market securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

       Currency risk.     Changes in currency exchange rates may affect the value of foreign securities held by the AST J.P. Morgan Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of

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a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the AST J.P. Morgan Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in the Prospectus, the AST J.P. Morgan Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the AST J.P. Morgan Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See “Hedging Risk” below for more information.

       Emerging market risk.     To the extent that the AST J.P. Morgan Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

       Foreign market risk.     Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

       Information risk.     Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, J.P. Morgan will devote research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

       Liquidity risk.     Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

       Political developments.     Political developments may adversely affect the value of the AST J.P. Morgan Portfolio’s foreign securities.

       Political risk.     Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

       Regulatory risk.     Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

       Taxation risk.     Many foreign markets are not as open to foreign investors as U.S. markets. The AST J.P. Morgan Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the AST J.P. Morgan Portfolio.

       Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do

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increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

        Hedging risk.     The decision as to whether and to what extent the AST J.P. Morgan Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that the AST J.P. Morgan Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

       High-yield risk.     The AST J.P. Morgan Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). Funds that invest in junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce the AST J.P. Morgan Portfolio’s ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

       Inflation-indexed securities risk.     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The AST J.P. Morgan Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

       Interest rate risk.     The AST J.P. Morgan Portfolio will be subject to interest rate risk to the extent it invests in fixed-income securities. Interest rate risk is the risk that the rates of interest income generated by the AST J.P. Morgan Portfolio’s fixed-income investments may decline due to a decrease in market interest rates and that the market prices of the AST J.P. Morgan Portfolio’s fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

       Leveraging risk.     Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, J.P. Morgan can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the AST J.P. Morgan Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the AST J.P. Morgan Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of the AST J.P. Morgan Portfolio’s securities.

       Liquidity risk.     Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if the AST J.P. Morgan Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at

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the desired time or price, the AST J.P. Morgan Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect the AST J.P. Morgan Portfolio’s return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. The AST J.P. Morgan Portfolio will have greater exposure to liquidity risk to the extent its principal investment strategies involve foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The AST J.P. Morgan Portfolio generally may invest up to 15% of its net assets in illiquid securities. J.P. Morgan will monitor the AST J.P. Morgan Portfolio’s liquidity on an ongoing basis and will determine whether, in light of then-current circumstances, an adequate level of liquidity is being maintained. In the event the market value of the AST J.P. Morgan Portfolio’s illiquid securities exceeds 15% of the Portfolio’s net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the AST J.P. Morgan Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.

       Market risk.     Market risk is the risk that the equity and fixed-income markets in which the AST J.P. Morgan Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

       Mid-capitalization company risk.     The AST J.P. Morgan Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

       Mortgage risk.     Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the AST J.P. Morgan Portfolio may exhibit additional volatility if it has exposure to mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the AST J.P. Morgan Portfolio because it will have to reinvest that money at the lower prevailing interest rates.

       Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored

9

enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities. The AST J.P. Morgan Portfolio may invest up to 10% of its net assets in sub-prime mortgage-related securities.

       Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the Treasury was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. On September 6, 2008, at the request of the Secretary of the Treasury, the Chairman of the Board of Governors of the Federal Reserve (the Federal Reserve) and the Director of the FHFA, each of Freddie Mac’s and Fannie Mae’s boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac reported that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company had advised them that it had not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies’ debt and equities is unclear. On September 7, 2008, the Treasury entered into agreements with Fannie Mae and Freddie Mac to purchase up to $100 billion of preferred shares in each company to ensure the companies’ maintain a positive net worth. On February 18, 2009, the amount of preferred shares the Treasury is authorized to purchase was increased to $200 billion for each company. The effect that the Treasury’s purchases of preferred stock will have on the companies’ debt and equities is unclear.

       On November 25, 2008, the Federal Reserve announced that it would initiate a program to purchase up to $100 billion of debt issued by Fannie Mae, Freddie Mac and the Federal Home Loan banks and up to $500 billion in mortgage-backed securities backed by Fannie Mae, Freddie Mac and Ginnie Mae. On March 12, 2009, the Federal Reserve announced that it would increase the amount of debt it would purchase by $100 billion and the amount of mortgage-backed securities it would purchase by $750 billion. As a result, the Federal Reserve anticipates that by the end of the first quarter of 2010 it will have purchased a total of $1.25 trillion in mortgage-backed securities backed by Fannie Mae, Freddie Mac and Ginnie Mae and as much as $200 billion of debt issued by Fannie Mae, Freddie Mac and the Federal Home Loan banks. These purchases by the Federal Reserve were designed to support the prices of the companies’ debt and mortgage-backed securities. It is unlikely that the Federal Reserve will further increase the amount of debt and mortgage-backed securities purchased under this program. The effect of the purchase program, the end of such program and the period of time the Federal Reserve will hold the companies’ debt and such mortgage-backed securities remain unclear.

       Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities. Members of Congress have indicated that within the next year they will propose legislation reforming the oversight and structure of Fannie Mae and Freddie Mac. The effect that these reforms will have on the companies’ debt and equities is unclear.

       Portfolio turnover risk.     The AST J.P. Morgan Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by J.P. Morgan. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer

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mark-ups and other transaction-related expenses), which can adversely affect the AST J.P. Morgan Portfolio’s performance. J.P. Morgan generally will not consider the length of time the Portfolio has held a particular security in making investment decisions. In fact, J.P. Morgan may engage in active trading on behalf of the Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. The AST J.P. Morgan Portfolio’s turnover rate may be higher than that of other mutual funds due to J.P. Morgan’s investment strategies.

       In addition, the AST J.P. Morgan Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the AST J.P. Morgan Portfolio. Such asset transfers could adversely affect the AST J.P. Morgan Portfolio’s investment performance by requiring J.P. Morgan to purchase and sell securities at inopportune times and by otherwise limiting J.P. Morgan’s ability to fully implement the Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for the AST J.P. Morgan Portfolio compared to other similar funds.

       Prepayment or call risk.     Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the AST J.P. Morgan Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

       Selection risk.     J.P. Morgan will actively manage the AST J.P. Morgan Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by J.P. Morgan will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

       Short sale risk.     The AST J.P. Morgan Portfolio may enter into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Entering into short sales exposes the AST J.P. Morgan Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities’ price would be expected to rise. Although the AST J.P. Morgan Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

       Small company risk.     The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the AST J.P. Morgan Portfolio’s ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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       Debt obligations issued or guaranteed by the U.S. government and government-related entities risk.     Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

       Value stock risk.     Investing in value stocks carries the risks that the market will not recognize the stock’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

ESTIMATED FEES AND EXPENSES

Estimated Fees and Expenses of the AST J.P. Morgan Portfolio

       The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the AST J.P. Morgan Portfolio. The estimated fees and expenses shown below are based upon the AST J.P. Morgan Portfolio’s estimated expenses for the 12-month period ending December 31, 2009, assuming implementation of J.P. Morgan’s investment strategy at the beginning of such period, and are expressed as a percentage of the net assets of the AST J.P. Morgan Portfolio as of June 30, 2009. Future fees and expenses may be greater or less than those indicated below.

       The table below does not include charges attributable to variable annuity or variable life contracts (referred to herein as Contracts). Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See your Contract prospectus for more information about Contract charges.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from AST J.P. Morgan Portfolio assets)

Investment Management	Other	Short Sale Dividend	AST J.P. Morgan Portfolio Total
Fees	Expenses*	Expenses**	Operating Expenses

1.00%	0.16%	0.12%	1.28%

*	The term “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, non-interested Trustee fees, and fees for certain other miscellaneous items that are paid by the AST J.P. Morgan Portfolio. Shares of the Trust’s investment portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Trust’s investment portfolios under which the Trust compensates the issuers in an amount equal to 0.10% of the AST J.P. Morgan Portfolio’s average daily net assets for providing certain ongoing administrative services to shareholders in lieu of the Trust providing such administrative services directly to shareholders, subject to certain voluntary breakpoints. Such administrative services include, for example, the printing and mailing of fund prospectuses and shareholder reports.

**	The AST J.P. Morgan Portfolio is expected to engage in short sale activity to implement its market neutral and absolute return strategies. In general, taking a short position involves borrowing a security (usually from a broker), and selling the security in the open market, while receiving cash in as the proceeds from the sale. The AST J.P. Morgan Portfolio generally receives interest (a credit to the Portfolio) on the cash proceeds from its short sales that are held as collateral at the broker. However, the AST J.P. Morgan Portfolio must, while a short position is open with respect to a stock, pay out dividends paid on the shorted stock to the broker. This will represent an expense to the AST J.P. Morgan Portfolio. Even though these short sale dividend expenses are typically offset, in whole or in

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part, by the credits received from earnings on the short sale proceeds, SEC accounting rules will require the AST J.P. Morgan Portfolio to include the full amount of those short sale dividend expenses in its total operating expense ratio for purposes of the above fee table without any offset for those interest earnings. The estimated short sale dividend expenses for the AST J.P. Morgan Portfolio are 0.12% of the Portfolio’s average daily net assets.

EXPENSE EXAMPLES

       These examples are intended to help you compare the cost of investing in the AST J.P. Morgan Portfolio with the cost of investing in other mutual funds.

       The Examples assume that you invest $10,000 in the AST J.P. Morgan Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the AST J.P. Morgan Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. These Examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if Contract-related charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
AST J.P Morgan Strategic Opportunities Portfolio	$130	$406	$702	$1,545

       Information about the investment management and subadvisory arrangements for the AST J.P. Morgan Portfolio is provided below:

Investment Managers

       AST Investment Services, Inc. (AST), One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to over 50 investment company portfolios (including the Portfolios of the Trust). AST serves as co-manager of the Trust along with Prudential Investments LLC (PI). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of AST’s investment management responsibilities with respect to the Trust. A description of the advisory services to be provided to the AST J.P. Morgan Portfolio is set forth in the Prospectus under the heading “Management of the Trust.”

       A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreements is available in the Trust’s semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust’s annual report (for agreements approved during the six month period ended December 31). To that end, a discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements for the AST J.P. Morgan Portfolio will be available in the Trust’s annual report for the fiscal year ending December 31, 2009.

New Subadviser and Portfolio Managers

       J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of June 30, 2009, J.P. Morgan and its affiliated companies had approximately $1.2 trillion in assets under management worldwide. J.P. Morgan’s address is 245 Park Avenue, New York, New York 10167.

       Michael Fredericks is a portfolio manager in the firm’s U.S. Global Multi-Asset Group, based in New York. An employee of J.P. Morgan since 2006, Michael is responsible for managing a diversified mutual fund, several insurance trust funds and a variety of institutional defined benefit accounts. Prior to joining the firm, he was a global equity analyst at Nicholas Applegate Capital Management and a global research manager at Callan Associates. Michael obtained a BA in Economics and History from the University of California Berkeley and a Masters of Pacific International Affairs with an emphasis in Latin America from the University of California San Diego.

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       II. Changes relating to AST Niemann Capital Growth Asset Allocation Portfolio (To be Renamed AST Fidelity Investments® Pyramis® Asset Allocation Portfolio Effective on or About March 15, 2010)

       The beneficial shareholders of the AST Niemann Capital Growth Asset Allocation Portfolio (the AST Niemann Capital Portfolio) recently approved an increase in the investment management fee rate paid to the Investment Managers by the Portfolio. As a result, the contractual investment management fee rate for the Portfolio will increase from 0.30% to 0.85% of the Portfolio’s average daily net assets. The Investment Managers proposed the above-referenced increase in the investment management fee rate in order to be able to retain Pyramis Global Advisors, LLC, a Fidelity Investments company (Pyramis or the New Subadviser) as the subadviser for the Portfolio. Such subadvisory arrangements are expected to become effective on or about March 15, 2010. In connection therewith, also on or about March 15, 2010: (i) the Investment Managers will terminate Niemann Capital Management Inc. (Niemann Capital) as the subadviser for the AST Niemann Capital Portfolio; (ii) Pyramis will begin to implement a new asset allocation strategy for the Portfolio; (iii) the name of the Portfolio will be changed from the AST Niemann Capital Growth Asset Allocation Portfolio to the AST Fidelity Investments® Pyramis® Asset Allocation Portfolio (the Repositioned Portfolio); and (iv) certain changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies will become effective.

       The AST Niemann Capital Portfolio currently operates as a fund-of-funds. Under normal circumstances, the AST Niemann Capital Portfolio invests approximately 90% of its assets in other portfolios of the Trust (referred to herein as Underlying Trust Portfolios) and approximately 10% of its assets in exchange-traded funds (ETFs) rather than investing directly in equity and fixed-income securities and other financial instruments. Upon effectiveness of these changes, the Portfolio will no longer operate as a fund-of-funds. Instead, Pyramis will purchase and sell equity and debt securities and other financial instruments to implement the various investment strategies described below. The Portfolio will, however, remain an asset allocation investment vehicle. These changes, which are expected to become effective on or about March 15, 2010, are summarized below.

New Non-Fundamental Investment Policy of
Current Non-Fundamental Investment Policy of	AST Fidelity Investments® Pyramis® Asset
AST Niemann Capital Growth Asset Allocation Portfolio	Allocation Portfolio

Investment Objective:	Investment Objective:

Highest potential total return consistent with its	Seeks to maximize total return
specified level of risk tolerance

Fund-of-Funds:	Fund-of-Funds:
Under normal circumstances, the AST Niemann	Termination of policy. Under normal circumstances,
Capital Portfolio invests approximately 90% of its	the Repositioned Portfolio will invest in equity and
assets in Underlying Trust Portfolios and	fixed-income securities and other financial
approximately 10% of its assets in ETFs.	instruments. The Repositioned Portfolio may,
however, invest in other investment companies to the
extent permitted by the 1940 Act and the rules
thereunder.

Long/Short Strategies	Long/Short Strategies
Not directly used	Portfolio will implement Large Cap Core 130/30
strategy described below in more detail

Blended Performance Benchmark:	Blended Performance Benchmark:
Russell 3000 Index: 60%	S&P 500 Index: 50%
MSCI EAFE Index: 10%	MSCI EAFE Index: 20%
Barclays Capital Aggregate Bond Index: 30%	Barclays Capital Aggregate Bond Index: 30%

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       Depending upon market, economic, and financial conditions as of March 15, 2010 and the Trust’s ability to implement certain legal agreements and custody arrangements, it may take several weeks for Pyramis to fully dispose of the AST Niemann Capital Portfolio’s securities and to fully implement the investment strategies described below.

       All references to the current AST Niemann Capital Growth Asset Allocation Portfolio are hereby deemed deleted from the Prospectus as of the retention of Pyramis and its implementation of its investment strategy for the Portfolio. Such implementation of Pyramis’ investment strategy is expected to commence on or about March 15, 2010.

       Pyramis’ investment strategy, the Repositioned Portfolio’s new investment objective and performance benchmarks, and the principal risks associated with an investment in the Repositioned Portfolio are described below.

AST FIDELITY INVESTMENTS® PYRAMIS® ASSET ALLOCATION PORTFOLIO
(FORMERLY AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO):

       Investment Objective:    The investment objective of the Repositioned Portfolio will be to seek to maximize total return. This investment objective is a non-fundamental investment policy of the Repositioned Portfolio and may be changed by the Board without shareholder approval. No guarantee can be given that the Repositioned Portfolio will achieve its investment objective, and the Portfolio may lose money.

Principal Investment Policies

       In seeking to achieve the Repositioned Portfolio’s investment objective, Pyramis will cause the Repositioned Portfolio’s assets to be allocated across six uniquely specialized investment strategies (collectively, the Investment Strategies). The Repositioned Portfolio will have four strategies that invest primarily in equity securities (i.e., the Equity Strategies), one fixed-income strategy (i.e., the Broad Market Duration Strategy), and one strategy designed to provide liquidity (i.e., the Liquidity Strategy). The current expected allocation across the six Investment Strategies is set forth below:

Investment Strategy	Estimated Percentage of Repositioned Portfolio Assets

Large Cap Core 130/30	26%
(May range from 21%-31% under normal circumstances)
Small/Mid Cap Core	19%
(May range from 14%-24% under normal circumstances)
International Value	10%
(May range from 5%-15% under normal circumstances)
International Growth	10%
(May range from 5%-15% under normal circumstances)
Broad Market Duration Strategy	30%
(May range from 25%-35% under normal circumstances)
Liquidity Strategy	5%
(May range from 0%-10% under normal circumstances)

       Under normal circumstances, it is expected that the assets of the Repositioned Portfolio will be allocated across the domestic equity, international equity and fixed-income asset classes as set forth below.

Percentage of Assets Allocated to
Percentage of Assets Allocated to	Percentage of Assets Allocated to	Domestic and Foreign
Domestic Equities	Foreign Equities	Fixed-Income Securities

50%	20%	30%
(Approximate Range of 40-60%)	(Approximate Range of 10-30%)	(Approximate Range of 20-40%)

2. Large Cap Core 130/30 Strategy.     The Large Cap Core 130/30 Strategy is a type of long/short equity strategy. This type of strategy will involve selling short a portion of the securities or derivative instruments held by the Portfolio and using the proceeds from such short sales, or other borrowings, to purchase

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additional securities or derivative instruments on a long basis. The “130” portion stands for 130% exposure to the long portfolio and the “30” portion stands for 30% exposure to the short portfolio. The Large Cap Core 130/30 Strategy is expected to be sector neutral as compared to the S&P 500 Index and broadly diversified. Pyramis will use a bottom-up, fundamental investment strategy to select long and short candidates.

3. Small/Mid Cap Core Strategy.     Pyramis will use a bottom-up, fundamental investment strategy to produce a broadly diversified portfolio of small and mid-cap securities. The Small/Mid Cap Core Strategy is expected to be sector neutral as compared to the Russell 2500 Index.

4. International Value Strategy.     Pyramis will use a value-oriented investment approach to produce a diversified international portfolio. In selecting securities for this strategy, Pyramis will focus on stocks that it believes are inexpensively priced in relation to their earnings power and cash generation capability.

5. International Growth Strategy.     Pyramis will use a growth-oriented investment approach to produce a diversified portfolio of large-, medium-, and small-cap companies in Europe, Japan, and the Pacific Basin. In selecting securities for this strategy, Pyramis will concentrate on companies with above-average earnings growth combined with attractive relative valuations and companies that possess fundamental strength in technology or business strategy that provide a competitive advantage.

6. Broad Market Duration Strategy.     The Broad Market Duration Strategy will primarily invest in a full spectrum of US dollar—denominated investment-grade securities and related instruments. These fixed income investments may include fixed income securities, forward contracts or derivatives, such as options, futures contracts, or swap agreements. Pyramis intends for the assets attributable to this strategy to be well diversified across sectors and issuers. To that end, a typical portfolio for this strategy will hold approximately 125—150 issuers with an average weighting of 0.5% of relevant assets. Pyramis also expects to maintain a duration similar to that of the Barclays Capital Aggregate Bond Index (the Barclays Capital Index). As of June 30, 2009, the average duration of the Barclays Capital Index was approximately 4.30 years. In selecting fixed income investments for this strategy, Pyramis will use bottom-up fundamental analysis, in-depth quantitative and credit research, and sophisticated risk management tools.

7. Liquidity Strategy.     Up to approximately 5% of the Repositioned Portfolio’s net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The Repositioned Portfolio may also invest in ETFs for additional exposure to relevant markets.

       Temporary Investments.     Up to 100% of the Repositioned Portfolio’s assets may be invested temporarily in cash or cash equivalents and the Repositioned Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government or corporate obligations, commercial paper, bank obligations, and repurchase agreements. While the Repositioned Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

Principal Risks of Investing in Repositioned Portfolio

       Investments in the Repositioned Portfolio are not guaranteed; investors may lose money by investing in the Repositioned Portfolio. At any time, an investment in a mutual fund may be worth more or less than the price an investor originally paid for it. Investors may lose money by investing in the Repositioned Portfolio because: (i) the value of the investments it owns changes, sometimes rapidly and unpredictably; (ii) the Repositioned Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its investment strategy properly; or (iii) unforeseen occurrences in the securities markets

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negatively affect the Repositioned Portfolio. Set forth below is a description of the principal risks associated with an investment in the Repositioned Portfolio.

       Asset Transfer Program Risk.     The Repositioned Portfolio may be used as a stand-alone investment option in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract owners may allocate their account values (referred to herein as the Permitted Sub-Accounts) and (ii) require contract owners to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner’s account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

       The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the Repositioned Portfolio. Such asset transfers could adversely affect the investment performance of the Repositioned Portfolio by requiring Pyramis to purchase and sell securities at inopportune times and by otherwise limiting the ability of Pyramis to fully implement its investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for the Repositioned Portfolio, compared to other similar funds.

       Common and preferred stocks risk.     The Repositioned Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

       Company risk.     The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Credit risk.     The Repositioned Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which the Repositioned Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by the Repositioned Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody’s, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative

17

characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as “high-yield bonds” or “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Repositioned Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to the Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, Pyramis will determine which rating it believes best reflects the security’s quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer’s debt securities. If the cost to buy protection against an issuer’s default increases, the credit risk associated with the issuer’s debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer’s debt securities.

        Derivatives risk.     The Repositioned Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Repositioned Portfolio may use derivatives to earn income and enhance returns, to manage or adjust its risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

       As an open-end investment company registered with the Commission, the Repositioned Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Repositioned Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Repositioned Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Repositioned Portfolio is permitted to set aside liquid assets in an amount equal to its daily marked-to-market (net) obligations, if any (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Repositioned Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policies of the Repositioned Portfolio in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

       Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk.     The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Repositioned Portfolio. For example, the Repositioned Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

       Currency risk.     The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

       Leverage risk.     The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain

18

investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk.     The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

       Additional risks:     Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Repositioned Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Repositioned Portfolio to lose more than the amount it invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

       The Repositioned Portfolio may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Repositioned Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Repositioned Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Repositioned Portfolio is not required to use hedging and may choose not to do so. Because the Repositioned Portfolio may use derivatives to seek to enhance returns, its investments will expose it to the risks outlined above to a greater extent than if it used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

       Foreign investment risk.     Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.     Changes in currency exchange rates may affect the value of foreign securities held by the Repositioned Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Repositioned Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in the Prospectus, the Repositioned Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Repositioned Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See “Hedging Risk” below for more information.

Emerging market risk.     To the extent that the Repositioned Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition,

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profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

       Foreign market risk.     Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

       Information risk.     Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, Pyramis will devote research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

       Liquidity risk.     Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

       Political developments.     Political developments may adversely affect the value of the Repositioned Portfolio’s foreign securities.

       Political risk.     Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

       Regulatory risk.     Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

       Taxation risk.     Many foreign markets are not as open to foreign investors as U.S. markets. The Repositioned Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the Repositioned Portfolio.

       Growth stock risk.     Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

       Hedging risk.     The decision as to whether and to what extent the Repositioned Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that the Repositioned Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

       High-yield risk.     The Repositioned Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). Funds that invest in junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could

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adversely affect the market for high-yield securities and reduce the Repositioned Portfolio’s ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

       Inflation-indexed securities risk.     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Repositioned Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

       Interest rate risk.     The Repositioned Portfolio will be subject to interest rate risk to the extent it invests in fixed-income securities. Interest rate risk is the risk that the rates of interest income generated by the Repositioned Portfolio’s fixed-income investments may decline due to a decrease in market interest rates and that the market prices of the Repositioned Portfolio’s fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

       Leveraging risk.     Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, Pyramis can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Repositioned Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Repositioned Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Repositioned Portfolio’s securities.

       Liquidity risk.      Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if the Repositioned Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, the Repositioned Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect the Repositioned Portfolio’s return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. The Repositioned Portfolio will have greater exposure to liquidity risk to the extent its principal investment strategies involve foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The Repositioned Portfolio generally may invest up to 15% of its net assets in illiquid securities. Pyramis will monitor the Repositioned Portfolio’s liquidity on an ongoing basis and will determine whether, in light of then-current circumstances, an adequate level of liquidity is being maintained. In the event the market value of the Repositioned Portfolio’s illiquid securities exceeds 15% of the Portfolio’s net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Repositioned Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.

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       Market risk.     Market risk is the risk that the equity and fixed-income markets in which the Repositioned Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

       Mid-capitalization company risk.     The Repositioned Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

       Mortgage risk.     Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Repositioned Portfolio may exhibit additional volatility if it has exposure to mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Repositioned Portfolio because it will have to reinvest that money at the lower prevailing interest rates.

       Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities. Although the Repositioned Portfolio currently does not intend to invest in sub-prime mortgage-related securities, it may invest a portion of its assets in such securities in the future depending upon then-current market, financial, and economic conditions.

       Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the Treasury was authorized to

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increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. On September 6, 2008, at the request of the Secretary of the Treasury, the Chairman of the Federal Reserve and the Director of the FHFA, each of Freddie Mac’s and Fannie Mae’s boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac reported that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company had advised them that it had not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies’ debt and equities is unclear. On September 7, 2008, the Treasury entered into agreements with Fannie Mae and Freddie Mac to purchase up to $100 billion of preferred shares in each company to ensure the companies’ maintain a positive net worth. On February 18, 2009, the amount of preferred shares the Treasury is authorized to purchase was increased to $200 billion for each company. The effect that the Treasury’s purchases of preferred stock will have on the companies’ debt and equities is unclear.

       On November 25, 2008, the Federal Reserve announced that it would initiate a program to purchase up to $100 billion of debt issued by Fannie Mae, Freddie Mac and the Federal Home Loan banks and up to $500 billion in mortgage-backed securities backed by Fannie Mae, Freddie Mac and Ginnie Mae. On March 12, 2009, the Federal Reserve announced that it would increase the amount of debt it would purchase by $100 billion and the amount of mortgage-backed securities it would purchase by $750 billion. As a result, the Federal Reserve anticipates that by the end of the first quarter of 2010 it will have purchased a total of $1.25 trillion in mortgage-backed securities backed by Fannie Mae, Freddie Mac and Ginnie Mae and as much as $200 billion of debt issued by Fannie Mae, Freddie Mac and the Federal Home Loan banks. These purchases by the Federal Reserve were designed to support the prices of the companies’ debt and mortgage-backed securities. It is unlikely that the Federal Reserve will further increase the amount of debt and mortgage-backed securities purchased under this program. The effect of the purchase program, the end of such program and the period of time the Federal Reserve will hold the companies’ debt and such mortgage-backed securities remain unclear.

       Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities. Members of Congress have indicated that within the next year they will propose legislation reforming the oversight and structure of Fannie Mae and Freddie Mac. The effect that these reforms will have on the companies’ debt and equities is unclear.

       Portfolio turnover risk.     The Repositioned Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by Pyramis. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect the Repositioned Portfolio’s performance. Pyramis generally will not consider the length of time the Portfolio has held a particular security in making investment decisions. In fact, Pyramis may engage in active trading on behalf of the Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. The Repositioned Portfolio’s turnover rate may be higher than that of other mutual funds due to Pyramis’ investment strategies.

       In addition, the Repositioned Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may,

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however, result in large-scale asset flows into and out of the Repositioned Portfolio. Such asset transfers could adversely affect the Repositioned Portfolio’s investment performance by requiring Pyramis to purchase and sell securities at inopportune times and by otherwise limiting Pyramis’ ability to fully implement the Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for the Repositioned Portfolio compared to other similar funds.

       Prepayment or call risk.     Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Repositioned Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

       Selection risk.     Pyramis will actively manage the Repositioned Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by Pyramis will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

       Short sale risk.     The Repositioned Portfolio may enter into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Entering into short sales exposes the Repositioned Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities’ price would be expected to rise. Although the Repositioned Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

       Small company risk.     The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Repositioned Portfolio’s ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

       Debt obligations issued or guaranteed by the U.S. government and government-related entities risk.     Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

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       Value stock risk.     Investing in value stocks carries the risks that the market will not recognize the stock’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

ESTIMATED FEES AND EXPENSES

Estimated Fees and Expenses of the Repositioned Portfolio

       The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Repositioned Portfolio. The estimated fees and expenses shown below are based upon the Repositioned Portfolio’s estimated expenses for the 12-month period ending December 31, 2009, assuming effectiveness of the increased investment management fee rate and implementation of Pyramis’ investment strategy at the beginning of such period, and are expressed as a percentage of the net assets of the Repositioned Portfolio as of June 30, 2009. Future fees and expenses may be greater or less than those indicated below.

       The table below does not include charges attributable to variable annuity or variable life contracts (referred to herein as Contracts). Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See your Contract prospectus for more information about Contract charges.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Repositioned Portfolio assets)

Investment Management	Other	Short Sale Dividend	Repositioned Portfolio Total
Fees	Expenses*	Expenses**	Operating Expenses

0.85%	0.27%	0.15%	1.27%

*	The term “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, non-interested Trustee fees, and fees for certain other miscellaneous items that are paid by the Repositioned Portfolio. Shares of the Trust’s investment portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Trust’s investment portfolios under which the Trust compensates the issuers 0.10% in an amount equal to 0.10% of the Repositioned Portfolio’s average daily net assets for providing certain ongoing administrative services to portfolio shareholders in lieu of the Trust providing such administrative services directly to shareholders, subject to certain voluntary breakpoints. Such administrative services include, for example, the printing and mailing of fund prospectuses and shareholder reports.

**	The Repositioned Portfolio is expected to engage in short sale activity to implement its Large Cap Core 130/30 Strategy. In general, taking a short position involves borrowing a security (usually from a broker), and selling the security in the open market, while receiving cash in as the proceeds from the sale. The Repositioned Portfolio generally receives interest (a credit to the Portfolio) on the cash proceeds from its short sales that are held as collateral at the broker. However, the Repositioned Portfolio must, while a short position is open with respect to a stock, pay out dividends paid on the shorted stock to the broker. This will represent an expense to the Repositioned Portfolio. Even though these short sale dividend expenses are typically offset, in whole or in part, by the credits received from earnings on the short sale proceeds, SEC accounting rules will require the Repositioned Portfolio to include the full amount of those short sale dividend expenses in its total operating expense ratio for purposes of the above fee table without any offset for those interest earnings. The estimated short sale dividend expenses for the Repositioned Portfolio are 0.15% of the Portfolio’s average daily net assets.

EXPENSE EXAMPLES

       The Expense Examples below are intended to help you compare the cost of investing in the Repositioned Portfolio under the new investment management fee arrangement with the cost of investing in other mutual funds. These Expense Examples assume that you invest $10,000 in the Repositioned Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Repositioned Portfolio’s total operating expenses remain the same, and that no expense waivers and

25

reimbursements are in effect. These Examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if Contract-related charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
AST Fidelity Investments® Pyramis® Asset Allocation Portfolio	$129	$403	$697	$1,534

       Information about the investment management and subadvisory arrangements for the Repositioned Portfolio is provided below:

Investment Managers

       AST Investment Services, Inc. (AST), One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to over 50 investment company portfolios (including the Portfolios of the Trust). AST serves as co-manager of the Trust along with Prudential Investments LLC (PI). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of AST’s investment management responsibilities with respect to the Trust. A description of the advisory services to be provided to the Repositioned Portfolio is set forth in the Prospectus under the heading “Management of the Trust.”

       A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreements is available in the Trust’s semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust’s annual report (for agreements approved during the six month period ended December 31). To that end, a discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements for the Repositioned Portfolio will be available in the Trust’s annual report for the fiscal year ending December 31, 2009.

New Subadviser and Portfolio Managers

       Pyramis Global Advisors, LLC is the subadviser to the Repositioned Portfolio and makes the day-to-day investment management decisions for the Repositioned Portfolio. Pyramis is an indirect wholly-owned subsidiary of FMR LLC. As of June 30, 2009, Pyramis Global Advisors, LLC and its Pyramis Group affiliates managed approximately $131 billion in assets worldwide. Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.

       Mark Friebel is Senior Vice President and Head of Asset Allocation at Pyramis Global Advisors, a unit of Fidelity Investments and portfolio manager for AST Fidelity Investments® Pyramis® Asset Allocation Portfolio. Prior to joining Pyramis, Mark was head of the asset allocation and product strategy group at Barclays Global Investors, N.A., (BGI) San Francisco. As BGI’s principal asset allocation strategist, he led development of a broad range of new asset allocation products employing commodity, currency, overlay, and custom alpha/beta strategies, including the firm’s first lifecycle product, which he designed in the mid-1990s. Mark earned a Bachelor of Science degree in Political Science from Santa Clara University and a Master’s degree in Business Administration with a concentration in International Management from Thunderbird Global School of Management. He holds the Financial Industry Regulatory Authority (formerly NASD) Series 7, 24, and 63 licenses.

       Fidelity Investments and Pyramis are registered service marks of FMR LLC. Used by permission.

ASTSUP8

26

Advanced Series Trust
The Prudential Series Fund

Supplement dated January 14, 2010 to Prospectuses dated May 1, 2009
This Supplement sets forth certain changes to the Prospectuses of Advanced Series Trust (the Trust) and The Prudential Series Fund (the Fund), each dated May 1, 2009 (each, a Prospectus). The Portfolios discussed in this Supplement may not be available under your variable annuity contract or variable life insurance policy. For more information about the Portfolios available under your variable annuity contract or variable life insurance policy, please refer to your most recent variable insurance product prospectus. The following should be read in conjunction with the relevant Prospectus and should be retained for future reference

I.        Proposed Fund Reorganizations
The Board of Trustees of the Fund recently approved the fund reorganizations described below.

Target Fund	Acquiring Fund

SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio
of The Prudential Series Fund	of The Prudential Series Fund
SP Davis Value Portfolio	Value Portfolio
of The Prudential Series Fund	of The Prudential Series Fund
SP Strategic Partners Focused Growth Portfolio	Jennison Portfolio
of The Prudential Series Fund	of The Prudential Series Fund

Pursuant to these proposals, the assets and liabilities of each Target Fund would be exchanged for shares of the corresponding Acquiring Fund and beneficial shareholders of a Target Fund would become beneficial shareholders of the corresponding Acquiring Fund. No sales charges would be imposed in connection with any of the reorganizations. The Acquiring Fund shares to be received by Target Fund shareholders in a reorganization will be equal in value to the Target Fund shares beneficially held by such shareholders immediately prior to the reorganization. The completion of each reorganization transaction is subject to approval by the beneficial shareholders of the relevant Target Fund and the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the relevant reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective beneficial shareholders.

Shareholder approval of one reorganization is not contingent upon shareholder approval of any other reorganization. The completion of one reorganization is not contingent upon the completion of any other reorganization.

It is anticipated that proxy statements/prospectuses relating to these transactions will be mailed to Target Fund shareholders during February 2010 and that the special meetings of Target Fund shareholders will be held during March 2010. Assuming receipt of the required shareholder approvals and satisfaction of the relevant closing conditions for the reorganization transactions, it is expected that the reorganization transactions would be completed during April or May of 2010.

II.        Merrill Lynch Indexes Become BofA Merrill Lynch Indexes
In January 2009, Bank of America Corporation completed its acquisition of Merrill Lynch & Co., Inc. As a result of this acquisition, the Merrill Lynch securities indexes have been rebranded as BofA Merrill Lynch indexes. Within the prospectus, references to Merrill Lynch as part of an index name are replaced with BofA Merrill Lynch. As of the date hereof, there have been no changes to the composition of the indexes as a direct result of the rebranding.

ASTSUP10
PSFSUP7

Advanced Series Trust Table of Contents	Annual Report	December 31, 2009

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS
A1 Schedule of Investments and Financial Statements
B1 Notes to Financial Statements
C1 Financial Highlights
D1 Report of Independent Registered Public Accounting Firm
E1 Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2009

■  DEAR CONTRACT OWNER

Our primary focus at Prudential is to help investors achieve and maintain long-term financial success. Our Advanced Series Trust annual report outlines our efforts to reach this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 130 years, and the quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is your best resource to make the most informed investment decisions to help meet your needs. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Diversification does not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stephen Pelletier President, Advanced Series Trust	January 29, 2010

Advanced Series Trust, Academic Strategies Asset Allocation Portfolio
Subadvised by: AlphaSimplex Group, LLC, First Quadrant, L.P., Jennison Associates LLC, Mellon Capital Management Corporation, Pacific Investment Management Company LLC, Prudential Bache Asset Management, Quantitative Management Associates, LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	24.36%	0.92%
Blended Index	19.22	2.81
S&P 500 Index	26.47	-0.65

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Academic Strategies Asset Allocation Portfolio rose 24.36%. The Portfolio, which is run principally by Quantitative Management Associates and Prudential Investments LLC, is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, it is expected that approximately 60% of the Portfolio’s assets will be allocated to traditional asset classes and approximately 40% to non-traditional asset classes.

As global stimulus measures were implemented earlier in the year, investors departed from their flight to quality and regained their appetite for risk, sparking a powerful rally in equities and fixed income assets around the world. As a result, lower-quality securities outperformed those of higher quality. Relative to its Blended Index (see below) the Portfolio gained from its strategic allocations to asset classes with higher risk levels, such as high yield corporate bonds (commonly called “junk bonds” because they are rated below investment grade). Holdings in debt securities in emerging markets also benefited relative performance, as emerging economies were largely unaffected by the credit crisis, making their credit securities more appealing to investors. The Portfolio also gained from its holdings of Treasury Inflation Protected Securities (TIPS), which had sold off sharply in 2008 and were more attractively valued going into 2009.

Tactical, or active, allocation decisions by Portfolio co-managers augmented relative performance. Specifically, an underweight to safe-haven U.S. Treasury bills contributed positively due to the shift toward higher risk. An exposure to natural resources stocks also proved positive since commodity prices, especially for metals and minerals, remained strong during the year. The Portfolio’s overweight in emerging market stocks lifted performance as well, as key emerging markets posted some of the highest returns for the year.

On the negative side, an underweight to real estate investment trust securities (REITS) early in the year detracted modestly from performance.

In aggregate, bottom-up security selection by the funds’ investment managers added value during the year. The top positive contributors to the Portfolio were the AST PIMCO Total Return Bond, Jennison Global Infrastructure, Mellon Global Tactical Asset Allocation, and AST T. Rowe Price Large Cap Growth.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (20%) a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (20%) an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets, Barclays U.S. Aggregate Bond Index (25%) an unmanaged index comprised of more than 5,000 government and corporate bonds, Dow Jones UBS Commodity Total Return Index (10%) is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc. Wilshire US REIT Total Return Index (10%) measures U.S. Publicly traded Real Estate Investment Trusts. This index is a subset of the Dow Jones Wilshire Real Estate Securities Index. BofA ML 3-Month U.S. Treasury Bill Index (15%) is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Advanced Strategies Portfolio
Subadvised by: LSV Asset Management, Marsico Capital Management LLC, Quantitative Management Associates LLC, Pacific Investment Management Company, LLC, T. Rowe Price Associates, Inc., William Blair & Co., LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	26.20%	1.24%
Blended Index	21.73	1.22
S&P 500 Index	26.47	-1.80

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Advanced Strategies Portfolio rose 26.20%. Its objective is a high level of absolute return by using both traditional and nontraditional investment strategies and by investing in a diversified portfolio of stocks, bonds, derivative instruments, and exchange-traded funds.

The year 2009 began with rapidly falling markets for almost all investment asset classes, but early in March investors began to have confidence that the financial institutions would survive and that economic conditions would eventually recover. Through the end of the year, markets were driven more by the desire to make up lost ground than by the fear of further loss. Stocks around the world rose, but particularly emerging markets stocks and the Pacific region excluding Japan. Most asset classes finished the year with sizeable gains. The Portfolio’s Blended Index (the Index) returned 21.73%.

The Portfolio substantially outperformed the Index primarily because of the contributions by the managers of each individual asset class in beating their asset class targets. The largest contributions came from the three bond segments managed by PIMCO (Total Return, International Bonds, and Real Return) and from the large-cap value stocks managed by T. Rowe Price. The large-cap growth stocks managed by Marsico were the largest detractor from relative performance, although they nonetheless added substantial absolute return in the growth-oriented market. The Portfolio’s allocation to emerging market debt, which had a higher return than the global average of bond returns, also helped it beat the Index. Its long-term asset allocation mix in general added somewhat to its return, although short-term (tactical) changes in allocation did not.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital Global Aggregate Bond U.S. Hedged Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, Custom Extended Markets Index (10%) which is comprised of equal weightings to the Barclays Capital U.S. TIPS Index, the Dow Jones AIG Commodity Total Return Index, and the Wilshire U.S. REIT Total Return Index, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Aggressive Asset Allocation Portfolio Subadvised by: Quantitative Management Associates, LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	28.43%	-1.51%
Blended Index	29.23	0.20
S&P 500 Index	26.47	-0.65

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Aggressive Asset Allocation Portfolio rose 28.43%. Quantitative Management Associates LLC and Prudential Investments LLC manage the Portfolio, which is a fund of funds that aims to achieve the highest potential return, consistent with a specified level of risk tolerance, by investing in a group of underlying portfolios.

The year 2009 began with rapidly falling markets for almost all asset classes, but early in March, investors regained their confidence that the financial institutions would survive and that economic conditions would eventually recover. Through the end of the year, markets were driven more by the desire to make up lost ground than by the fear of further loss. Stocks around the world rose, but emerging markets stocks and the Pacific region, excluding Japan, had particularly large gains. Most asset classes finished the year with sizeable gains. The Blended Index (see below) returned 29.23%.

The Portfolio trailed the Blended Index because of the underperformance of two of the underlying portfolios, AST MFS Growth and AST Marsico Growth, despite their high absolute returns in a growth-oriented market. MFS’ characteristic focus on less volatile growth stocks and its asset selection both detracted, as since the beginning of April, the market has rewarded the most volatile securities. Marsico’s relative performance was hurt by its sector distribution as well as by the types of risk factors emphasized in its portfolio. The Portfolio’s higher weighting in these growth portfolios magnified the impact of their underperformance. Other underlying portfolios beat their targets: AST T. Rowe Price Large Cap Growth, AST International Growth, and, to a smaller degree, AST Mid Cap Value and AST Small Cap Value.

The Portfolio’s asset allocation added marginally to its relative performance, particularly benefiting from an allocation to emerging markets stocks, which are not included in the Blended Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (80%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, AllianceBernstein Core Value Portfolio Subadvised by: AllianceBernstein L.P.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
			Since
	1-Year	5-Year	Inception
Portfolio	23.80%	-2.34%	1.55%
Russell 1000® Value Index	19.69	-0.25	2.20
S&P 500 Index	26.47	0.42	0.59

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2001. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST AllianceBernstein Core Value Portfolio rose 23.80%. The Portfolio is managed by AllianceBernstein for long-term capital growth by investing primarily in common stocks. The majority of its assets are expected to be in common stocks of large companies that appear undervalued as a result of negative circumstances that, in the view of the investment managers, do not undermine the firm’s long-term prospects. AllianceBernstein relies on its own intensive fundamental and quantitative research to identify such buying opportunities.

Large-cap U.S. value stocks, like the overall market, were dropping sharply into early March 2009, continuing the decline that had dominated the last half of 2008. This decline had been triggered by a crisis in the financial sector that threatened the viability of major companies. As it became clearer that the sector was stabilizing, investors began to return to the markets in hope of reversing some of their losses. The result was a steep rise from the market trough that brought the Portfolio’s benchmark index, the Russell 1000® Value Index (the Index), to a net gain of 19.69% for 2009.

The Portfolio’s holdings in the financial, consumer staples, and utilities sectors made the largest contribution to its outperforming the Index. Top contributors included companies in telecommunications, investment banking, insurance, and specialty glass and optical fiber manufacturing. The Portfolio also benefited from an overweight position compared with the Index in the technology and consumer cyclicals sectors, which were the two best-performing market sectors over the year.

On the other hand, the Portfolio’s relative performance was hurt by the lack of representation in the chemical, paper, and copper industries that enjoyed a spike in commodity prices. Performance was also constrained by relatively low overall exposure to the financial sector and specifically to several companies that shot up in the “relief rally” after the market turned.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, AllianceBernstein Growth & Income Portfolio Subadvised by: AllianceBernstein L.P.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	19.19%	-1.80%	0.79%
Russell 1000® Value Index	19.69	-0.25	2.47
S&P 500 Index	26.47	0.42	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2001. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST AllianceBernstein Growth & Income Portfolio rose 19.19%. The Portfolio is managed by AllianceBernstein L.P. to seek long-term growth of capital and income. It invests primarily in U.S. stocks using a value-oriented approach. It uses a multifactor valuation model to discern the relative attractiveness of individual investment opportunities.

The credit crisis from 2008 spilled into the first quarter of 2009, as the nation’s financial system experienced an extremely challenging period and stocks declined rapidly. Governments around the world coordinated a response to the crisis, and stocks rallied sharply from their March 9 trough into the second and third quarters. More volatile issues rose most, rebounding from their prior declines. The Russell 1000® Value Index (the Index) returned 19.69% over the year. Its three largest sectors are financials, energy, and health care. Together they make up more than half the Index, by market capitalization (the value of all outstanding stock), and none were among its strongest. Its highest average returns were in information technology and materials, its two smallest sectors.

The Portfolio uses a relative value style, one that looks for stocks that are inexpensive relative to those of comparable firms. This style contrasted with “deep value,” which tends to identify more volatile stocks and can lead to large gains, but is more risky. During the market slump, the Portfolio’s relative value style worked in its favor compared to the Index, which includes stocks of both styles. However, during the strong rebound rally that began in March, deep-value stocks led by unprecedented margins. The Portfolio regained a modest gain for the fourth quarter, as the markets slowed. Nonetheless, over the year stock selection hurt performance relative to the Index, although no single holding delivered surprisingly poor results. Stock selection in the technology, consumer discretionary, and financial sectors detracted, heavily outweighing gains from stock selection in the energy, industrials, and consumer staples sectors.

A large overweight in the technology sector contributed most to performance relative to the Index. An overweight in healthcare and an underweight in utilities also helped. An underweight relative to the Index in a large drug company and overweights in a tobacco firm and a mining equipment company also contributed positively.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, American Century Income & Growth Portfolio Subadvised by: American Century Investment Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	17.77%	-1.26%	-1.14%
Russell 1000® Index	28.43	0.79	-0.49
S&P 500 Index	26.47	0.42	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1997. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST American Century Income & Growth Portfolio returned 17.77%. It is managed by American Century Investment Management, Inc. for capital growth and, secondarily, income. It invests primarily in U.S. companies with capitalizations (the market value of all outstanding stock) greater than $2 billion, using a quantitative model that combines measures of a stock’s value with measures of its growth potential.

The sharp market decline caused by large failures and unknown risk in the financial sector continued into March of 2009. Then, investors began to respond to the stabilizing interventions of governments around the world, and markets began a rebound rally. The Russell 1000® Index (the Index) returned 28.43% for the year, led by its information technology, materials, and consumer discretionary sectors. Growth-oriented stocks generally outperformed value stocks. The year’s poorest performers were the telecommunication services and utilities sectors.

Value stocks generally underperformed growth during the declining market early in the year. The following “risk rally” favored volatile stocks with extremely low valuations and generally poorer fundamentals. The Portfolio’s quantitative stock selection process uses several factors, favoring relative value factors over “deep value” factors such as price/book and price/sales ratios. However, these value measures traveled in different directions during the rally, making it harder for the Portfolio to capture the outperformance of deep value. In fact, several quantitative relationships that American Century had found predictive in the past did not work in this market. The energy, financial, and healthcare sectors were the largest detractors, primarily due to stock selection.

The Portfolio’s utilities, transportation, and commercial services stocks contributed positively to its performance relative to the Index, with underweights in utilities and transportation adding to return. Stock selection was particularly good in electrical utilities, while the outperformance in commercial services was primarily due to an overweight in a global technology outsourcing firm.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Balanced Asset Allocation Portfolio Subadvised by: Quantitative Management Associates, LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	23.30%	1.54%
Blended Index	19.99	2.78
S&P 500 Index	26.47	-0.65

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Balanced Asset Allocation Portfolio rose 23.30%. Prudential Investments LLC and Quantitative Management Associates LLC manage the Portfolio, which is a fund of funds that aims to achieve the highest potential return, consistent with a specified level of risk tolerance, by investing in a group of underlying portfolios.

The year 2009 began with rapidly falling markets for almost all investment asset classes, but early in March, investors began to have confidence that the financial institutions would survive and economic conditions would eventually recover. Through the end of the year, markets were driven more by the desire to make up lost ground than by the fear of further losses. Stocks around the world rose, but emerging markets stocks and the Pacific region, excluding Japan, had particularly large gains. Most asset classes finished the year with sizeable gains. The Blended Index (see below) returned 19.99%.

The Portfolio’s relative performance benefited most from the performance of the individual asset-class managers. The largest contributions came from allocations to AST PIMCO Total Return, AST T. Rowe Price Large Cap Growth, AST Western Asset Core Plus Bond, and AST International Growth. The segments allocated to AST MFS Growth and AST Marsico Growth detracted from performance relative to the Index, but nonetheless had high absolute returns in a growth-oriented market. MFS’ characteristic focus on less volatile growth stocks and its asset selection detracted, as since the beginning of April, the market has rewarded the most volatile securities. Marsico’s relative performance was hurt by its sector distribution as well as by the types of risk factors emphasized in its portfolio.

The Portfolio’s asset allocation added to its relative performance, particularly benefiting from allocations to two asset classes not included in the Index: high-yield bonds (commonly called “junk bonds” because they are rated below investment grade) and emerging markets stocks. The largest asset allocation detractor was a slight average underweight in stocks (as opposed to bonds) in March and April compared with the Blended Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (48%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Capital Growth Asset Allocation Portfolio Subadvised by: Quantitative Management Associates, LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	25.33%	0.47%
Blended Index	23.48	1.87
S&P 500 Index	26.47	-0.65

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Capital Growth Asset Allocation Portfolio rose 25.33%. Prudential Investments LLC and Quantitative Management Associates LLC manage the Portfolio, which is a fund of funds that aims to achieve the highest potential return, consistent with a specified level of risk tolerance, by investing in a group of underlying portfolios.

The year 2009 began with rapidly falling markets for almost all investment asset classes, but early in March, investors began to have confidence that the financial institutions would survive and economic conditions would eventually recover. Through the end of the year, markets were driven more by the desire to make up lost ground than by the fear of further loss. Stocks around the world rose, but emerging markets stocks and the Pacific region, excluding Japan, had particularly large gains. Most asset classes finished the year with sizeable gains. The Blended Index (see below) returned 23.48%.

The Portfolio’s relative performance benefited most from its underlying portfolios relative. The largest contributions came from allocations to AST PIMCO Total Return, AST T. Rowe Price Large Cap Growth, AST Western Asset Core Plus Bond, and AST International Growth. The segments allocated to AST MFS Growth and AST Marsico Growth detracted from performance relative to the Index, but nonetheless had high absolute returns in a growth-oriented market. MFS’ characteristic focus on less volatile growth stocks and its asset selection both detracted, as since the beginning of April, the market has rewarded the most volatile securities. Marsico’s relative performance was hurt by its sector distribution as well as by the types of risk factors emphasized in its portfolio.

The Portfolio’s asset allocation added to its relative performance, particularly benefiting from allocations to two asset classes not included in the Blended Index: high-yield bonds (commonly called “junk bonds” because they are rated below investment grade) and emerging markets stocks. The largest asset allocation detractor was a slight average underweight in stocks (as opposed to bonds) in March and April compared with the Blended Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (25%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, CLS Growth Asset Allocation Portfolio Subadvised by: CLS Investments LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	26.85%	-2.51%
Blended Index	22.15	-5.51
S&P 500 Index	26.47	-10.62

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST CLS Growth Asset Allocation Portfolio rose 26.85%. The Portfolio is managed to obtain the highest potential total return, consistent with its growth risk tolerance level, to outperform its Blended Index (the Index). The Portfolio is structured as a “fund of funds,” as 90% or more of its assets are invested in other AST Portfolios. Up to 10% of the Portfolio may be invested in categories outside the Index. CLS Investments, LLC is responsible for top-down asset allocation decisions. Prudential Investments, LLC selects the managers for each core investment category. These categories include domestic growth and value styles of large-, mid-, and small-cap stocks, international value and growth large-cap stocks, and domestic fixed income securities.

The year 2009 began with rapidly falling markets for almost all investment asset classes, but early in March investors began to have confidence that the financial institutions would survive and that economic conditions would eventually recover. Through the end of the year, markets were driven more by the desire to make up lost ground than by the fear of further loss. Stocks around the world rose, but emerging markets stocks and the Pacific region, excluding Japan, had particularly large gains. Most asset classes finished the year with sizeable gains. In U.S. fixed income markets, high yield bonds (commonly called “junk bonds” because they are rated below investment grade) soared, outperforming other U.S. bond markets. The investment-grade corporate bond market ended the year in the black. The U.S. Treasury market posted a loss as investors moved toward riskier assets.

The Portfolio’s outperformance was driven by both manager selection and asset allocation. Individual managers that contributed most significantly to positive performance included the managers of AST PIMCO Total Return Bond, AST Western Asset Core Plus Bond, and AST T. Rowe Price Large Cap Growth. Regarding asset allocation, an overweight in growth stocks, which outperformed value stocks, and an overweight in international stocks drove positive performance.

The Portfolio’s holdings in exchange-traded-funds (ETFs) also generated considerable gains. Specifically, ETFs in basic materials and emerging markets were among the top contributors.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, CLS Moderate Asset Allocation Portfolio Subadvised by: CLS Investments LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	23.39%	-4.90%
Blended Index	17.66	-2.31
S&P 500 Index	26.47	-10.62

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST CLS Moderate Asset Allocation Portfolio rose 23.39%. The Portfolio is managed to obtain the highest potential total return, consistent with its moderate risk tolerance level, to outperform its blended index (the Index). The Portfolio is structured as a “fund of funds,” as 90% or more of its assets are invested in other AST Portfolios. Up to 10% of the Portfolio may be invested in categories outside the Index. CLS Investments, LLC is responsible for top-down asset allocation decisions. Prudential Investments, LLC selects the managers for each core investment category. These categories include domestic growth and value styles of large-, mid-, and small-cap stocks, international value and growth large-cap stocks, and domestic fixed income securities.

The year 2009 began with rapidly falling markets for almost all investment asset classes, but early in March investors began to have confidence that the financial institutions would survive and that economic conditions would eventually recover. Through the end of the year, markets were driven more by the desire to make up lost ground than by the fear of further loss. Stocks around the world rose, but emerging markets stocks and the Pacific region, excluding Japan, had particularly large gains. Most asset classes finished the year with sizeable gains. In U.S. fixed income markets, high yield bonds (commonly called “junk bonds” because they are rated below investment grade) soared, outperforming other U.S. bond markets. The investment-grade corporate bond market ended the year in the black. The U.S. Treasury market posted a loss as investors moved toward riskier assets.

The Portfolio’s outperformance was driven by both manager selection and asset allocation decisions. Individual managers that contributed most significantly to positive performance included the managers of AST PIMCO Total Return Bond, AST Western Asset Core Plus Bond, and AST T. Rowe Price Large Cap Growth. Regarding asset allocation, an overweight in growth stocks, which outperformed value stocks, and an overweight in international stocks drove positive performance.

The Portfolio’s holdings in exchange-traded-funds (ETFs) also generated considerable gains. Specifically, ETFs in basic materials and emerging markets were among the top contributors.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (50%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, DeAM Large-Cap Value Portfolio Subadvised by: Deutsche Investment Management Americas, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
			Since
	1-Year	5-Year	Inception
Portfolio	18.26%	-0.03%	1.79%
Russell 1000® Value Index	19.69	-0.25	2.07
S&P 500 Index	26.47	0.42	-0.84

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/23/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST DeAM Large-Cap Value Portfolio rose 18.26%. The Portfolio is managed for capital growth by Deutsche Investment Management Americas, Inc. It invests in the stocks of large companies that are included in the Russell 1000® Value Index (the Index). Deutsche uses a quantitative style, taking many small positions in individual stocks relative to their Index weightings, while remaining roughly consistent with the overall Index in market risk, style (value/growth mix), and capitalization (a measure of company size) profile.

The market environment was less volatile in 2009 than in 2008 and the differences in valuation between more expensive and cheaper stocks were narrower. This provided less room for a value investing style to get traction. The Index substantially trailed the style-neutral Russell 1000® Index, nonetheless notching a healthy 19.69% gain for the year. The rally of the most volatile stocks in the second part of the year indicated that the balance of investor fear and greed could be swinging from the fear-driven avoidance of stock toward greed for potential market gains.

The Portfolio underperformed the Index slightly because its holdings had, on average, greater value characteristics and an underweight in stocks with share-price momentum. These hurt its relative performance in a market that favored recovering growth and the most volatile stocks. The industry groups that performed best were materials; food, beverage, and tobacco; and technology hardware and equipment. In materials, a significant contribution came from one large paper company. On the negative side, the Portfolio’s pharmaceuticals, technology, insurance, and energy industry holdings did not, on average, keep up with the corresponding industry groups in the Index. An overweight position in a large drug company was the largest detractor from relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Federated Aggressive Growth Portfolio Subadvised by: Federated Equity Management Company of Pennsylvania, Federated MDTA, LLC.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
Portfolio	32.66%	0.38%	0.92%
Russell 2000® Growth Index	34.47	0.87	-0.28
Russell 2000® Index	27.17	0.51	3.89

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/23/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST Federated Aggressive Growth Portfolio rose 32.66%. The Portfolio is managed for capital growth by Federated Equity, investing primarily in the stocks of small companies. The process emphasizes individual stock selection with a growth-oriented style.

The stock market as a whole posted significant positive returns during the reporting period. In March, the U.S. markets bottomed and began a substantial rally. Mid-cap stocks performed best, followed by large caps, and then small caps. Growth stocks outperformed value stocks in all three capitalization ranges. At the beginning of 2009, economies across the world continued to slow as credit contracted. In response, the Federal Reserve kept the rate it charges member banks (the discount rate) at the lowest level, while many other countries continued to cut their discount rates. The middle of the year saw positive data on productivity, corporate profits, and trade. Toward the end of the year, global growth was much stronger than in the two previous post-recession periods, with positive data on industrial production, increases in consumer net worth and income, and rising retail sales. The Russell 2000® Growth Index (the Index) rose a net 34.47% over the year, with information technology, consumer discretionary, materials, and energy turning in the strongest sector gains. The weakest sectors were financials, industrials, and utilities, although each sector achieved double-digit gains.

The Portfolio underperformed the Index because of its stock selection and its sector weightings, particularly its poor selections in the transportation industry. Two airlines and two transportation logistics firms had significant negative returns. In the broad portfolio, three other positions declined substantially, including a biopharmaceutical company, an oil and gas firm, and a Chinese jewelry and precious metals company. The Portfolio’s above-average level of cash also significantly hurt performance.

Nonetheless, the Portfolio’s return was high by historical standards. Several positions had gains exceeding 50%, including companies in pharmaceuticals, cosmetics, utility finance, home building, and travel services. A sporting goods chain and an Internet marketing and software firm also rose sharply, while positions in a media company and an airline firm were among the largest contributors to return.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Russell 2000 Index - The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, First Trust Balanced Target Portfolio Subadvised by: First Trust Advisors L.P.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	23.85%	-1.50%
Blended Index	26.25	1.40
S&P 500 Index	26.47	-1.80

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST First Trust Balanced Target Portfolio rose 23.85%. The Portfolio is managed by First Trust Advisors L.P. for long-term growth of capital balanced by current income. The Portfolio allocates its assets across six investment strategies. Depending on market conditions, the equity portion may range between 60%-70% and the fixed-income portion between 30%-40%. The Portfolio’s six strategies are the Dow Jones Income, NYSE® International Target 25, Global Dividend Target 15, Value Line® Target 25, Target Small-Cap, and Dow® Target Dividend strategies.

Global securities markets declined in 2008 until early March 2009. Worldwide government policy decisions helped to stabilize global financial institutions and the broader economic situation. Investors regained their appetite for risk, sparking a powerful rally that continued through the year. Bonds, particularly the most volatile groups, recovered strongly. International equities in emerging market countries and the Pacific region, excluding Japan, outpaced domestic markets. Among domestic stocks, the technology, consumer discretionary, and materials sectors gained significantly. However, small-cap financials declined. Among the broad-based Russell family of indexes, mid-caps significantly outperformed other capitalization ranges (a measure of company size), while larger and smaller firms performed relatively similarly. All growth styles led value stocks.

The Portfolio seeks to outperform a Blended Index. This index recorded a 26.25% gain for the year. The Portfolio’s foreign equity holdings outperformed its domestic holdings. The Global Dividend Target 15 and NYSE International Target 25 strategies were the best performing. The Value Line Target 25 strategy performed worst, as its momentum focus detracted. The Portfolio’s larger capitalization holdings performed better relative to their benchmark than positions in smaller firms, especially among the Portfolio’s value-stock holdings. Selection of individual stocks in the materials and industrials sectors helped performance relative to their benchmark, while stock selection hurt in the consumer discretionary, healthcare and technology sectors.

Among bond holdings, lower quality credits outperformed higher quality holdings. This was also true for securities, such as subordinated debt, whose claims on a company’s assets are secondary to other creditors. Utility bonds performed best, led by natural gas pipelines. The Portfolio benefited from an overweight in this sector compared with its benchmark, but its bias toward higher quality credits reduced the advantage. Selections in basic materials and insurance outperformed against the benchmark, while those in banking, energy, and electric companies underperformed.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (45%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Corporate Investment Grade Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, First Trust Capital Appreciation Target Portfolio Subadvised by: First Trust Advisors L.P.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	25.98%	-3.21%
Blended Index	27.80	0.21
S&P 500 Index	26.47	-1.80

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST First Trust Capital Appreciation Target Portfolio rose 25.98%. The Portfolio is managed by First Trust Advisors L.P. for long-term growth of capital. The Portfolio allocates its assets across six investment strategies: the Dow Jones Income, NYSE® International Target 25, Global Dividend Target 15, Value Line® Target 25, Target Small-Cap, and NASDAQ® Target 15 strategies. It will normally invest approximately 80% of its total assets in stocks and approximately 20% in bonds. Depending on market conditions, the stock portion may range between 75%-85% and bonds between 15%-25%. The Portfolio seeks to outperform a Blended Index (defined below). This Blended Index recorded a 27.80% gain for the year.

Global securities markets declined in 2008 until early March 2009. Worldwide government policy decisions helped to stabilize global financial institutions and the broader economic situation. Investors regained their appetite for risk, sparking a powerful rally that continued through the year. Bonds recovered strongly. International equities in emerging market countries and the Pacific region, excluding Japan, outpaced domestic markets. Among domestic stocks, the technology, consumer discretionary, and materials sectors gained significantly. However, small-cap financials declined. In the Russell family of indexes, midcaps significantly outperformed other capitalization ranges while larger and smaller firms performed relatively similarly. All growth styles led value stocks.

The Global Dividend Target 15 and NYSE International Target 25 were the best performing strategies. The Target Small-Cap strategy performed worst, as its momentum focus was out of favor. Stocks of larger firms performed better relative to their target than those of smaller firms. Selection of value stocks added to relative performance while selection among growth stocks detracted. Stock selection in the financials and materials sectors helped performance, while selection in the consumer discretionary, healthcare, and technology sectors hurt relative performance.

Among bond holdings, lower quality credits outperformed higher quality holdings. This was also true for securities, such as subordinated debt, whose claims on a company’s assets are secondary to other creditors. Utility bonds performed best, led by natural gas pipelines. The Portfolio benefited from an overweight in this sector compared with its benchmark, but its bias toward higher quality credits reduced the advantage. All sectors rose, but selections in basic materials and insurance outperformed the corresponding sectors of the benchmark, while those in banking, energy, and electric companies underperformed.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (55%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Corporate Investment Grade Index (20%), an unmanaged index comprised of USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial issuers, including publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements., and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Concentrated Growth Portfolio Subadvised by: Goldman Sachs Asset Management, L.P.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	49.40%	2.94%	-6.75%
Russell 1000® Growth Index	37.21	1.63	-3.99
S&P 500 Index	26.47	0.42	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/6/1992. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST Goldman Sachs Concentrated Growth Portfolio rose 49.40%. The Portfolio is managed by Goldman Sachs Asset Management, L.P. for long-term growth of capital. It normally will be invested in approximately 30-45 stocks of companies the investment team considers to be positioned for long-term growth.

The markets dropped sharply through early March 2009, continuing the decline that had been triggered by a crisis in the financial sector. As it became clearer that the sector and the overall economy were stabilizing, stocks rebounded, favoring the growth companies that had suffered most from panic selling in 2008. The Russell 1000® Growth Index (the Index) had gained a net 37.21% by year-end. The Portfolio substantially outperformed the index primarily because of its stock selections in the energy and financials sectors, while its performance was constrained by an underweight in the strong materials sector.

The largest contributors to the Portfolio’s strong performance included a substantial position in a leading consumer electronics firm that is seeing strong demand for its range of stylish products. Another leading contributor was a futures and options exchange with a diverse product portfolio, superior clearinghouse platform, and strong free cash flow generation. The Portfolio also benefited significantly from a position in a company that manages data centers, which agreed to acquire another company that has attractive complementary assets.

The major detractors from performance were drug and biotechnology firms. The greatest impact came from a large drug company whose first quarter results fell short of analysts’ expectations. The investment team decided the company’s risk/ reward profile had become less attractive than other investment alternatives and so sold the position. It also sold a biotechnology company that develops pharmaceutical products when a take-over bid approached the investment team’s view of the firm’s value. On the other hand, another biotechnology company, whose shares fell after disappointing results for a product in development, was kept. The investment team believes it has a dominant market share in several niche areas, including treatments for HIV/AIDS.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Mid-Cap Growth Portfolio Subadvised by: Goldman Sachs Asset Management, L.P.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
Portfolio	57.09%	4.33%	-6.08%
Russell Midcap® Growth Index	46.29	2.40	-1.46
S&P MidCap 400 Index	37.38	3.27	5.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST Goldman Sachs Mid-Cap Growth Portfolio rose 57.09%. It is managed by Goldman Sachs Asset Management, L.P. for long-term growth of capital. It normally will invest at least 80% of the value of its assets in companies within the capitalization range (a measure of company size) of the Russell Midcap® Growth Index (the Index).

The Blended Index returned 46.29% in 2009, led by its largest sector, information technology, closely followed by its smaller energy sector. Its materials holdings also had a particularly strong year. Its weakest sectors, utilities, telecommunication services, and consumer staples, nonetheless gained more than 20%. The Portfolio’s outperformance of the Index was driven by its holdings in the energy and consumer discretionary sectors, while stock selection in healthcare and materials detracted.

A position in a leading global commercial real estate services firm was the top contributor to performance. The company gained market share and continued to work through the aggressive cost-cutting plan it outlined in 2008, reflected in a strong first quarter earnings announcement. The investment team continues to have conviction in this investment, given the strength of the franchise, its service-oriented business model, strong management team, and attractive valuation. Another large contribution came from a company that manages data centers, whose shares rose as a sign that investors liked an impending and advantageous acquisition. A producer of electronic and fiber optic connectors rose after the company reported third quarter earnings that exceeded analysts’ expectations. The company continues to benefit from growth in global wireless telecommunications and increasing demand for its products. Its biggest end markets are military and aerospace.

The largest detractors from the Portfolio’s return included a diversified consumer products company that was weak in several product areas due to slow consumer spending. The investment team believes that it has a strong, diversified product portfolio that should benefit when consumer spending ultimately revives. Broad weakness in the defense and aerospace industries hurt another Portfolio position as the Obama administration is reviewing all defense procurement plans that were outlined by the Bush Administration. While the near-term defense spending outlook is uncertain, this holding derives its sales from areas other than defense, and the investment team believes it will be especially well positioned in a cost-cutting and procurement reform environment as it delivers lower cost products.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Small-Cap Value Portfolio Subadvised by: Goldman Sachs Asset Management, L.P.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	26.85%	1.68%	9.58%
Russell 2000® Value Index	20.58	-0.01	8.27
Russell 2000® Index	27.17	0.51	3.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1998. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST Goldman Sachs Small-Cap Value Portfolio rose 26.85%. The Portfolio is managed by Goldman Sachs Asset Management, L.P. to achieve long-term capital appreciation by investing primarily in stocks of small companies that are believed to be undervalued.

In 2009, U.S. equity markets oscillated between extremes of fear and exuberance. The credit crisis from 2008 spilled into the first quarter of 2009, as the nation’s financial system experienced an extremely challenging period. Governments around the world coordinated a response to the crisis, and stocks rallied sharply from their March 9 trough into the second and third quarters. Propelled by investors’ renewed appetite for risk, markets were driven by the most battered stocks from the first quarter. Markets continued to rise through the end of the year, although more slowly. Despite some positive economic data, concerns about the elevated unemployment rate, the Federal Reserve’s outlook on interest rates, and the strength of the U.S. dollar continue to weigh on the markets. Over the year, the Russell 2000® Value Index (the Index) rose 20.58%.

Although the investment team’s emphasis on quality served the Portfolio well as markets declined in the first quarter, it was challenged in the euphoric environment after March 9. Stock selection was strong in the financials sector, which makes up over one-third of the Index, and in energy, while certain holdings in the consumer discretionary and consumer staples sectors detracted from the Portfolio’s return. The financial sector of the Index declined in 2009 because small financial firms were particularly challenged by capital raising that diluted the holdings of existing shareholders, and by asset quality issues, the absence of loan and revenue growth, and commercial lending exposure. The Portfolio outperformed the Index by focusing on strong, well-capitalized banks led by experienced management. In real estate investment trusts (REITs), as well, cautious positioning benefited the Portfolio. Its returns also were boosted by holdings such as an auto finance company with strong management, improving margins and operating leverage, and higher demand for autos.

Holdings that most negatively affected relative performance included a firm that designs and produces implants and surgical instruments, a short-haul airline, and a commercial bank.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Value Index comprises securities in the Russell 2000 Index with a less-than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Horizon Growth Asset Allocation Portfolio Subadvised by: Horizon Investments, LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	26.67%	-5.05%
Blended Index	22.15	-5.51
S&P 500 Index	26.47	-10.62

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Horizon Growth Asset Allocation Portfolio rose 26.67%. The Portfolio seeks to obtain the highest potential total return, consistent with its growth risk tolerance level, to outperform its Blended Index (the Index). The Portfolio is structured as a “fund of funds,” as 90% or more of its assets are invested in other AST Portfolios. Up to 10% of the Portfolio may be invested in assets outside the Index. Horizon Investments, LLC is responsible for top-down asset allocation decisions. Prudential Investments, LLC selects the managers for each core investment category. These categories include domestic growth and value styles of large-, mid-, and small-cap stocks, international value and growth large-caps, and domestic fixed income securities.

The year 2009 began with rapidly falling markets for almost all investment asset classes, but early in March investors began to have confidence that the financial institutions would survive and that economic conditions would eventually recover. Through the end of the year, markets were driven more by the desire to make up lost ground than by the fear of further loss. Stocks around the world rose, but emerging markets stocks and the Pacific region, excluding Japan, had particularly large gains. Most asset classes finished the year with sizeable gains. In U.S. fixed income markets, high yield bonds (commonly called “junk bonds” because they are rated below investment grade) soared, outperforming other U.S. bond markets. The investment-grade corporate bond market ended the year in the black. The U.S. Treasury market posted a loss as investors moved toward riskier assets.

The selection of managers in fixed income securities and growth-style equities primarily drove the Portfolio’s outperformance against the Index. Individual managers that contributed most significantly to positive performance included the managers of AST PIMCO Total Return Bond, AST Western Asset Core Plus Bond, and AST T. Rowe Price Large Cap Growth. Asset allocation decisions also made positive contribution to performance.

The Portfolio’s holdings in exchange-traded-funds (ETFs) also generated considerable gains. The best-performing ETFs were in emerging markets, gold, and technology.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Horizon Moderate Asset Allocation Portfolio Subadvised by: Horizon Investments, LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	23.38%	-2.25%
Blended Index	17.66	-2.31
S&P 500 Index	26.47	-10.62

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended, December 31, 2009, the AST Horizon Moderate Asset Allocation Portfolio rose 23.38%. The Portfolio seeks to obtain the highest potential total return, consistent with its moderate risk tolerance level, to outperform its Blended Index (the Index). The Portfolio is structured as a “fund of funds,” as 90% or more of its assets are invested in other AST Portfolios. Up to 10% of the Portfolio may be invested in assets outside the Index. Horizon Investments, LLC is responsible for top-down asset allocation decisions. Prudential Investments, LLC selects the managers for each core investment category. These categories include domestic growth and value styles of large-, mid-, and small-cap stocks, international value and growth large-caps, and domestic fixed income securities.

The year 2009 began with rapidly falling markets for almost all investment asset classes, but early in March investors began to have confidence that the financial institutions would survive and that economic conditions would eventually recover. Through the end of the year, markets were driven more by the desire to make up lost ground than by the fear of further loss. Stocks around the world rose, but emerging markets stocks and the Pacific region, excluding Japan, had particularly large gains. Most asset classes finished the year with sizeable gains. In U.S. fixed income markets, high yield bonds (commonly called “junk bonds” because they are rated below investment grade) soared, outperforming other U.S. bond markets. The investment-grade corporate bond market ended the year in the black. The U.S. Treasury market posted a loss as investors moved toward riskier assets.

The selection of managers in fixed income securities and growth-style equities primarily drove the Portfolio’s outperformance against the Index. Individual managers that contributed most significantly to positive performance included the managers of the AST PIMCO Total Return Bond, AST Western Asset Core Plus Bond, and AST T. Rowe Price Large Cap Growth. Asset allocation decisions also made positive contribution to performance.

The Portfolio’s holdings in exchange-traded-funds (ETFs) also generated considerable gains. The best-performing ETFs were in emerging markets, gold, and technology.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (50%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, International Growth Portfolio Subadvised by: Marsico Capital Management, LLC, William Blair & Company LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	35.29%	2.48%	-2.36%
MSCI EAFE Index® (GD)	32.46	4.02	1.58

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1997. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST International Growth Portfolio rose 35.29%. Its assets are independently managed by William Blair & Company LLC and Marsico Capital Management LLC. William Blair seeks to identify companies with earnings growth potential that may not be recognized by the market at large, whereas Marsico combines macro-economic analysis with stock selection. It may take into consideration factors such as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. William Blair managed approximately two-thirds of the Portfolio’s assets for the year.

Although international markets overall had a very strong year, the first few months of the year were characterized by heightened market volatility and large downward market movements. As investors realized that the financial system was stabilizing, volatility steadily decreased and markets rebounded. The MSCI EAFE Index (the Index) returned 32.46%, led by the Pacific region excluding Japan. In a reversal from the risk aversion characterizing late 2008, investors started buying more volatile stocks in the rally that began early in March 2009, apparently believing that the economic recovery was underway. Both managers routinely invest in stocks with higher projected earnings growth and share-price volatility, which enhanced their returns during the rally.

The energy and information technology holdings of both managers advanced significantly, recovering some of the prior year’s losses. The Portfolio also benefited from its country allocations, specifically an underweight in Japan compared with the Index and allocations to emerging markets countries, such as Brazil and India that are not in the Index. For years, both managers have underweighted Japan as opportunities there with above-average growth have been difficult to find. This helped in 2009, as the Japanese market again substantially trailed global returns.

On the negative side, stocks exhibiting price momentum, or a rapid increase in share price, underperformed because of the major turn in the market in March. Consequently, William Blair’s overexposure to price momentum detracted from performance. Also, an underweight to financials hurt, as many financial firms’ stock prices recovered during 2009. An average 5% cash position detracted from returns in a rising market environment.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, International Value Portfolio Subadvised by: LSV Asset Management, Thornburg Investment Management, Inc.	December 31, 2009

Investment Adviser’s Report - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	30.50%	4.52%	-2.29%
MSCI EAFE Index® (GD)	32.46	4.02	1.58

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/1995. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST International Value Portfolio rose 30.50%. Its assets are independently managed by LSV Asset Management and Thornburg Investment Management. LSV uses proprietary quantitative investment models, whereas Thornburg invests opportunistically using traditional fundamental securities analysis. The overall objective is long-term capital appreciation. In January 2009, Thornburg managed slightly less than two-thirds of the assets, but late in the period the balance was shifted to favor LSV slightly.

International markets overall had a very strong year, with the MSCI EAFE Index (the Index) returning 32.46%, led by the Pacific region, excluding Japan. However, the first few months of the year were characterized by heightened market volatility and large downward market movements. As investors realized that the financial system was stabilizing, volatility steadily decreased and markets rebounded.

In this environment, Thornburg’s more focused strategy performed well early in the period, while LSV assumed leadership after the March 9 lows. Active managers generally found it difficult to outperform the Index as broad macroeconomic factors tended to overwhelm company-specific fundamentals. However, the stock selection of both LSV and Thornburg added value. LSV had more impact as its deep value focus (greater deviations from the market average in valuation) rebounded significantly. Both managers selected well across both countries and sectors, but the Portfolio performed particularly well in France, Japan, and the United Kingdom and in the industrials, healthcare, financials, and consumer discretionary sectors. Country allocations, including some countries not included in the Index (China), contributed positively to relative returns. An underweight in Japan also helped as the large Japanese market substantially trailed the rest of the world. Since LSV does not deviate significantly from the Index in country exposure or invest in emerging markets, almost all of the impact from country allocation came from Thornburg.

Sector allocations detracted marginally from relative performance, largely due to Thornburg’s overweights in the telecommunications and healthcare sectors and underweight in materials. These were somewhat mitigated by a timely underweight in utilities, one of the worst-performing sectors in the Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, JPMorgan International Equity Portfolio Subadvised by: J.P. Morgan Investment Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	35.88%	3.51%	-1.70%
MSCI EAFE Index® (GD)	32.46	4.02	1.58

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/19/1989. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST JPMorgan International Equity Portfolio rose 35.88%. The Portfolio is managed by J.P. Morgan Investment Management, Inc. for capital growth. It invests in a diversified stock portfolio of companies located or operating in both non-U.S. developed and emerging countries. Stock selection is based primarily on growth, valuation, management, risk, and market sentiment.

In 2009, the global economy pulled back from the brink of collapse. In the last quarter of 2008, investors faced the prospect of a systemic meltdown. Today, thanks in large part to policymakers’ aggressive response to the crisis, the global banking system has been stabilized, financial markets are functioning more normally, and the world economy is on the mend. Markets have responded positively to these developments. The MSCI EAFE Index (the Index) rose more than 60% from its March low, fueled by the prospect of an economic pick-up. Over the whole of 2009, it notched a 32.46% return.

The Portfolio beat the Index primarily because of good stock selection in nine of 10 market sectors and four of five geographical regions. Selection was strongest in the consumer discretionary, industrials, materials, financials, and telecommunication services sectors and weakest in the information technology sector, where the Portfolio trailed the Index slightly. Its consumer discretionary holdings performed particularly well, benefiting from investments made during the fourth quarter of 2008 in strong consumer franchises. At the time, these stocks were extremely inexpensive because of the negative business environment. When global stimulus packages drove an economic recovery in the second half of 2009, profits and share prices both rebounded. Good stock selection in other sectors that tend to correlate with the pace of the overall economy, including materials and industrials, more than offset a modest underperformance of the Index in the energy sector.

The Portfolio particularly benefited from an overall underweight and strong selection within Japan. Of the five geographic regions, only the Pacific (except for Japan) hurt performance relative to the Index, primarily due to an underweight position in this very strong region. However, that underweight permitted the Portfolio to have greater exposure to emerging markets, where good stock selection made an even larger contribution to performance. Stock selection in Europe also was good, particularly in the United Kingdom (UK).

Individual holdings that were particularly beneficial included several UK firms, including financial firms, a fashion retailer with broad geographic exposure, a clothing retailer, and a global advertising company. Other top contributors were several Brazilian energy and materials firms, a French bank, a Japanese manufacturer of miniature motors, a Belgian global brewer, and a European luxury retail brand.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Large-Cap Value Portfolio Subadvised by: Eaton Vance Management, Hotchkis and Wiley Capital Management LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	19.44%	-3.09%	-0.67%
Russell 1000® Value Index	19.69	-0.25	2.47
S&P 500 Index	26.47	0.42	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST Large-Cap Value Portfolio rose 19.44%. The Portfolio is managed to seek current income and long-term growth of income, as well as capital appreciation. It invests in the stocks of large companies that are included in the Russell 1000® Value Index (the Index). The Portfolio’s assets are divided between Hotchkis and Wiley Capital Management, which focuses on stocks that have a high cash dividend or payout yield, and Eaton Vance Management, which focuses on stocks believed to be undervalued. Eaton Vance manages approximately 80% of the assets.

The market environment was less volatile in 2009 than in 2008 and the differences in valuation between more expensive and cheaper stocks narrowed. This provided less room for a value investing style to gain traction, although the Index gained a healthy 19.69% for the year.

The Portfolio benefited from both managers’ stock selection, particularly in the energy and financials sectors. The managers overweighted strong performers compared with the Index in these sectors and underweighted poorer choices that had comparable characteristics. However, several overall characteristics of Eaton Vance’s selections hurt performance compared with the Index. The low volatility of its selections in a market that particularly rewarded the most volatile stocks was detrimental. Its sector weightings detracted to a lesser extent, by being underweight in the oil refining industry and overweight in energy reserves. Eaton Vance’s exposure to share price momentum hurt as the market shifted direction dramatically in March. Its focus on high quality, large capitalization (a measure of company size) stocks hurt performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Lord Abbett Bond - Debenture Portfolio Subadvised by: Lord Abbett & Co. LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	34.60%	4.01%	5.46%
Blended Index	44.96	5.60	6.67
BofA Merrill Lynch U.S. High Yield Master II Index	57.51	6.35	7.55
BofA Merrill Lynch U.S. High Yield Master II Constrained Index	58.10	6.40	7.72

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/23/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Lord Abbett Bond-Debenture Portfolio rose 34.60%.

The U.S. government and the Federal Reserve took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than U.S. Treasury securities, which are backed by the federal government. Riskier bonds were also sought for their attractive yields in the low interest-rate environment. Most notably, prices soared on high yield corporate “junk” bonds, enabling the market for below investment-grade corporate debt securities to post a record annual return in 2009, while the Treasury market ended the year with a loss.

Lord Abbett & Co., LLC manages the Portfolio, which underperformed its Blended Index partly because of its allocation to the government-guaranteed and federal-agency securities sectors. These high-quality holdings hurt the Portfolio’s performance versus its Blended Index because they did not participate in the rally to the same extent as riskier bonds.

An increased exposure to high yield corporate bonds, investment-grade corporate bonds, and convertible debt securities benefited the Portfolio’s performance versus the Blended Index. Decreased positions in Treasury securities and mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac also benefited the Portfolio’s relative performance.

Lower-rated debt securities performed better in 2009 than more highly rated debt securities. Thus, the Portfolio benefited from its increased positions in lower-rated debt securities.

At the industry-specific level, most industries posted positive returns, however, exposure to printing and publishing was a slight detractor from the Portfolio’s performance relative to the blended benchmark. Holdings in the health services, gas distribution, and chemical industries contributed most to the Portfolio’s relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of the Barclays Capital High Yield 2% Issuer Capped Index (60%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the BofA Merrill Lynch All Convertible Index (20%). BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. BofA Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Issuers are capped at 2% of the Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Marsico Capital Growth Portfolio Subadvised by: Marsico Capital Management, LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	29.76%	-0.75%	-1.83%
Russell 1000® Growth Index	37.21	1.63	-3.99
S&P 500 Index	26.47	0.42	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/22/1997. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST Marsico Capital Growth Portfolio rose 29.76%. The Portfolio is managed for capital growth by Marsico Capital Management, LLC. It invests primarily in the common stocks of large companies in the capitalization range (a measure of company size) of the Russell 1000® Growth Index (the Index), and selects for greater growth potential. The Portfolio normally holds a core position of between 35 and 50 stocks. These are often within specific industries that have been identified as particularly attractive.

The Index dropped sharply through early March 2009, continuing the decline that had dominated the last half of 2008. This decline had been triggered by a crisis in the financial sector that threatened the viability of major companies. As it became more clear that the sector and the overall economy was stabilizing, the market rebounded, favoring the growth companies that had suffered most from panic selling in 2008. The Index had a net gain of 37.21% in 2009.

Although the Portfolio had a large absolute return, it fell substantially below the Index because of its overall stock selection and its overweight holdings in banks. Stock selection was particularly poor in the consumer discretionary and industrials sectors and an overweight position in the latter also detracted from relative performance. The Portfolio was underweight in the strong-performing semiconductors and semiconductor equipment industry group, and its holdings underperformed the Index in that group. Similarly, an underweight position in technology hardware and equipment detracted from performance. Individual positions that had the largest negative effect on relative performance included two large banks and several positions that were sold during the year, including a global resorts firm, an aircraft manufacturer, and a healthcare service company.

The primary areas of strength in the Portfolio were stock selection and an overweight in the diversified financials industry; stock selection and underweight positions in the consumer staples, pharmaceuticals, and biotechnology and life sciences industry groups; stock selection in energy, materials, and software and services; and an underweight stance in utilities. The largest individual positive contributors were in technology, diversified and investment banking, and oil drilling services.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, MFS Growth Portfolio Subadvised by: Massachusetts Financial Services Company (MFS)	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	24.30%	1.22%	-2.71%
Russell 1000® Growth Index	37.21	1.63	-3.99
S&P 500 Index	26.47	0.42	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/18/1999. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST MFS Growth Portfolio returned 24.30%. The Portfolio is managed by Massachusetts Financial Services Company (MFS) to seek long-term growth of capital and future, rather than current, income by investing in the stocks of companies it believes to have above-average growth potential.

Most markets staged a remarkable rebound during 2009. As the period began, the tumultuous economic situation pushed global stock markets down. Not only did Europe and Japan fall into very deep recessions, but emerging markets also contracted. The subsequent recovery, led by emerging Asian economies, was broadened by inventory rebuilding and massive fiscal and monetary stimulus. The Russell 1000® Growth Index (the Index) returned 37.21% .

The Portfolio underperformed the Index primarily because of its selection among financial services stocks, including a position in a large financial services firm. Healthcare selection also hurt, with two biotechnology companies and a cardiovascular medical devices maker among the largest detractors from performance relative to the Index. In addition, a position in a medical technology company held back performance. Security selection and, to a lesser extent, an overweighting in retailing dampened relative returns, although no individual retailers were among the most damaging positions. Stock selection and an underweight in technology also hurt. The Portfolio was underweight in a strong-performing software giant and a major hardware and services firm. Positions in a for-profit education company and a business information provider hurt relative performance. Cash held to buy new holdings and provide liquidity detracted from performance relative to the Index, which has no cash, in a strongly rising market.

Stock selection in the energy sector, including a major integrated oil and gas company, benefited relative performance. Holdings in an oil and gas exploration and production company and an oilfield services provider also contributed positively. Standout performers in other sectors included a computer and personal electronics firm, an internet search giant, a credit card company, and a networking chip maker. Positions in a major household products firm, an online travel agent, and a cruise line operator also helped.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Mid-Cap Value Portfolio Subadvised by: EARNEST Partners LLC, WEDGE Capital Management, LLP	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	38.89%	1.24%	2.93%
Russell Midcap® Value Index	34.21	1.98	7.07
S&P 500 Index	26.47	0.42	-0.84

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/23/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST Mid-Cap Value Portfolio rose 38.89%. The Portfolio is managed independently by EARNEST Partners, LLC and WEDGE Capital Management, LLP for capital growth by investing primarily in mid-capitalization (a measure of company size) common stocks that appear to be undervalued. EARNEST Partners uses a relative value strategy (stock valuations are compared with those of similar firms, the market, or a company’s own history), and WEDGE Capital follows a traditional value strategy.

The Russell Midcap® Value Index (the Index) returned 34.21%. This was overall a strong recovery year for the Index. The consumer discretionary sector had the highest average return and made by far the largest sector contribution to the Index return. Financials, the sector with the heaviest average Index weighting, had the lowest average return, even though it was in the mid-teens. The information technology, materials, health care, and energy sectors also averaged gains above 50%.

The Portfolio beat the Index primarily because of stock selection, rather than a focus on any particular sector or risk variation from the Index. Holdings in the medical services, medical products, life/health insurance, and information services industries performed better than the corresponding sectors of the Index. The Portfolio also benefited by avoiding certain stocks in these sectors that performed relatively poorly. Relative performance was constrained by Portfolio holdings in the industrial services, property and casualty insurance, and equity real estate investment trust securities (REITS) industries.

Although style factors did not have a significant impact on the Portfolio’s overall performance, a slight overweight in stocks with higher growth characteristics helped performance, while overexposures in stocks showing recent price strength (momentum) detracted from results. The Portfolio’s overall sector positioning did not meaningfully affect relative performance during the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell Mid-Cap Value Index measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Money Market Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.05%	0.25%	2.98%	2.74%
Lipper (VIP) Money Market Funds Average	N/A	0.19	2.87	2.70

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/10/1992. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Money Market Portfolio had a total return of 0.25%.

The U.S. government and the Federal Reserve took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. Improvement in the financial system began slowly, then accelerated as liquidity returned to the markets, boosting investor confidence. Meanwhile, key initiatives aimed at stimulating consumer spending aided the economic recovery.

Money market yields declined to historically low levels in 2009 as the Federal Open Market Committee kept its target for the overnight bank lending rate at a record low range of zero to 0.25%, and reiterated its desire for short-term rates to remain low for an extended period of time to boost economic growth. The decline in money market yields was further exacerbated by an enormous amount of cash that needed to be invested at a time when issuers were decreasing their reliance on short-term financing and issuing fewer eligible money market securities.

The Portfolio outperformed the Lipper VIP Money Market Funds Average in 2009. On December 29, 2009, the Portfolio’s 7-day current net yield was 0.05%, down from 1.15% on December 30, 2008. This yield more closely reflects the current earnings of the Portfolio than does the total return.

Due to the uncertainty in the credit markets, the Portfolio continued to employ a conservative strategy. It invested primarily in money market securities of highly rated corporate issuers, highly rated banks, and government agencies. Additionally, the Portfolio also invested in overnight repurchase agreements, contracts in which a seller of securities agrees to buy them back the next day at a specified price. This prudent approach resulted in a high level of liquidity in the Portfolio and positioned the Portfolio’s weighted average maturity (WAM) shorter than that of the average comparable fund for much of the year. (WAM measures a fund’s sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held in a portfolio.)

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

*	Source: iMoneyNet, Inc. based on 324 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/29/09.
Lipper Variable Insurance Products (VIP) Money Market Funds Average The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. These returns are net of investment fees and fund expenses, but not product charges. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman Mid-Cap Growth Portfolio Subadvised by: Neuberger Berman Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	29.79%	3.13%	-1.85%
Russell Midcap® Growth Index	46.29	2.40	-0.52
S&P MidCap 400 Index	37.38	3.27	6.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/20/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST Neuberger Berman Mid-Cap Growth Portfolio rose 29.79%. It is managed by Neuberger Berman to seek capital growth. Normally, at least 80% of its assets are invested in companies with market capitalization (a measure of company size) within the range of the Russell Midcap® Growth Index (the Index).

Although the Index was up 46.29% by the end of 2009, the year contained two very different periods–first was dramatic weakness carrying over from 2008, then a rally from March through year-end. Mid-cap stocks led and growth stocks outperformed value. Information technology and energy were the best performing Index sectors, while utilities and telecommunications were the weakest.

Generally, the rally was led by lower-quality stocks, including those of the smallest companies, firms with low return on equity, those having low stock prices, and companies with no earnings. Low quality stocks tend to lead early in a recovery. The Portfolio typically does not have exposure in this area because of Neuberger Berman’s stock selection process and belief that such stocks cannot outperform over longer periods of time. Given the market environment, stock selection was weak across much of the portfolio.

The Portfolio underperformed the Index in the healthcare and information technology sectors. Healthcare was affected by the uncertainty surrounding healthcare reform and by weak earnings. The Portfolio’s medical supplies and services companies underperformed on concerns about lower hospital spending, and it sold a joint replacement design and manufacturer. Medical diagnostic holdings also were weak and missed earnings estimates.

The Portfolio’s information technology holdings, primarily software and services companies, didn’t keep pace with more volatile industries during the rally. Nonetheless, a position in a lower-cost business products and services provider was among the Portfolio’s strongest performers. Several of the high quality holdings in the industrials sector exceeded earnings expectations, but did not keep up because of market preference for more volatile stocks. A similar story of stocks underperforming despite exceeding earnings expectations could be told about the Portfolio’s secondary education holdings that were in the consumer discretionary sector. However, retailing benefitted performance, with a department store among the top performers. Telecommunications holdings, particularly transmission tower companies, added to performance relative to the Index, as did the absence of utilities.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell MidCap Growth Index is a market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman Small-Cap Growth Portfolio Subadvised by: Neuberger Berman Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	22.57%	-1.99%	-4.86%
Russell 2000® Growth Index	34.47	0.87	-1.37
Russell 2000® Index	27.17	0.51	3.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/1999. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST Neuberger Berman Small-Cap Growth Portfolio rose 22.57%. The Portfolio is managed by Neuberger Berman Management to seek maximum growth of capital from a portfolio primarily of growth stocks of smaller companies.

Although the markets ended 2009 decidedly higher, dramatic weakness continuing from 2008 colored the early part of the year. Markets rallied from March through year-end. Growth stocks significantly outperformed value stocks during the period, as often happens when the market changes direction. The Russell 2000® Growth Index (the Index) returned 34.47% for the year.

In the falling markets of 2008, defensive stocks outperformed low quality stocks (stocks under $5 a share, in the lowest capitalization range, with low or no earnings, and stocks with the lowest return on equity (ROE)). After the March 2009 low, the situation reversed. Neuberger Berman’s stock selection process and emphasis on business fundamentals (robust revenue and earnings growth, superior ROE and cash flow) were not rewarded in this market. The market shifted somewhat during the fourth quarter, when larger companies, high ROE stocks, and stocks over $20 a share assumed the lead.

The disadvantage of the Portfolio’s higher quality discipline was most apparent in the healthcare, information technology, and industrials sectors. A behavioral healthcare firm, an orthopedic device company, and a home healthcare and hospice service firm were the poorest positions in the healthcare sector and they were sold after earnings disappointments. Despite the weakness, a healthcare software company was a top performer. In information technology, the Portfolio generally trailed more volatile stocks, with particular underperformance by a marketing services company and a global positioning system (GPS) and navigation guidance firm. Nonetheless, a lower-cost business products and services provider was among the Portfolio’s best performers.

Over the year, stock selection in the energy, telecommunications, and financials sectors were strongest relative to the corresponding sectors of the Index. An overweight in oil and gas stocks added to performance in energy. Holdings in telecommunications benefited from standout performance by a communications tower company early in the year. The Portfolio took profits on the position and closed its exposure to the telecommunications sector. The Portfolio focused on higher-quality asset managers and brokerages in the financial sector, avoiding any finance companies with potential credit exposure. It also benefited from a position in a well-run real estate manager.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman/LSV Mid-Cap Value Portfolio Subadvised by: LSV Asset Management, Neuberger Berman Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	40.65%	0.78%	6.77%
Russell Midcap® Value Index	34.21	1.98	7.58
S&P MidCap 400 Index	37.38	3.27	6.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/4/1993. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio rose 40.65%. The Portfolio is invested by two managers operating independently, both with the objective of capital growth. Both buy stocks primarily in the capitalization (size) range of the Russell Midcap® Value Index (the Index). Neuberger Berman Management looks for well-managed companies whose stock prices are undervalued. LSV Asset Management uses a quantitative investment model to recommend investment decisions.

The Index returned 34.21% in 2009. The consumer discretionary sector had the highest average return and contributed by far the largest sector contribution to the Index return. The sector with the heaviest average weighting was financials, comprising more than a quarter of the Index. Although it had the lowest average return, it nonetheless was in the midteens. This was overall a strong recovery year for the Index. The information technology, materials, health care, and energy sectors also averaged gains above 50%.

The Portfolio’s weightings in various sectors and industries helped its performance relative to the Index. It was modestly underweighted in the financials and consumer cyclicals sectors, and overweighted in transportation. In terms of specific industries, it gained advantages from an overweight compared with the Index in clothing stores and underweights in airlines, banks, and construction.

The Portfolio also benefited from being modestly more exposed to growth characteristics than the Index in a year when growth stocks generally outperformed value stocks by a significant margin in the midcap universe. Its deviations from the market capitalization profile of the Index (the balance of larger and smaller firms within the capitalization range) also was a positive factor.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell MidCap Value Index — measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Niemann Capital Growth Asset Allocation Portfolio Subadvised by: Niemann Capital Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	21.23%	-5.64%
Blended Index	22.15	-5.51
S&P 500 Index	26.47	-10.62

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Niemann Capital Growth Asset Allocation Portfolio rose 21.23%. The Portfolio seeks to obtain the highest potential total return, consistent with its growth risk tolerance level, to outperform its blended benchmark index (the Index). The Portfolio is structured as a “fund of funds,” as 90% or more of its assets are invested in other AST Portfolios. Up to 10% of the Portfolio may be invested in investment categories outside the Index. Niemann Capital Management, Inc. is responsible for top-down asset allocation decisions. Prudential Investments, LLC selects the managers for each core investment category. These categories include domestic growth and value styles of large-, mid-, and small-cap stocks, international value and growth large-cap stocks, and domestic fixed income securities.

The year 2009 began with rapidly falling markets for almost all investment asset classes, but early in March investors began to have confidence that the financial institutions would survive and that economic conditions would eventually recover. Through the end of the year, markets were driven more by the desire to make up lost ground than by the fear of further loss. Stocks around the world rose, but emerging markets stocks and the Pacific region, excluding Japan, had particularly large gains. Most asset classes finished the year with sizeable gains. In U.S. fixed income markets, high yield bonds (commonly called “junk bonds” because they are rated below investment grade) soared, outperforming other U.S. bond markets. The investment-grade corporate bond market ended the year in the black. The U.S. Treasury market posted a loss as investors moved toward riskier assets.

The selection of managers in fixed income securities and growth-style equities primarily drove the Portfolio’s outperformance against the Blended Index. Individual managers that contributed most significantly to positive performance included the managers of AST PIMCO Total Return Bond, AST Western Asset Core Plus Bond, and AST T. Rowe Price Large Cap Growth.

The Portfolio’s holdings in exchange-traded-funds (ETFs) also generated considerable gains. The best-performing ETFs were in emerging markets, Taiwan, gold mining companies, and retailers.

Asset allocation decisions slightly detracted from the Portfolio’s performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Parametric Emerging Markets Equity Portfolio Subadvised by: Parametric Portfolio Associates LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	66.51%	-11.26%
MSCI Emerging Markets Index (GD)	79.02	-8.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Parametric Emerging Markets Equity Portfolio rose 66.51%. It is managed by Parametric for long-term capital appreciation. It normally invests at least 80% of its assets in stocks of companies located in emerging market countries or considered emerging market issuers in a broad-based market index.

The last two years have been a turbulent time to be invested in emerging markets. The year 2008 had the largest negative return in the history of the emerging market asset class. The markets rebounded in 2009 to post the greatest gains the asset class has ever recorded. The MSCI Emerging Markets Index (the Index) gained 79.02% by year-end. The Portfolio performed as designed, providing relative downside protection and strong absolute performance. Its broad diversification creates a stronger presence in the frontier (less-developed) markets than the Index. Although both emerging and frontier markets posted positive gains for the year, more developed markets outperformed frontier markets. Of the four largest emerging market countries, Brazil, Russia, India, and China, only China didn’t double in value for U.S. dollar-based investors in 2009.

The Portfolio’s structural overweight in frontier markets detracted from its overall performance, relative to the benchmark. As a result, Brazil, for example, was weighted less than half of its representation in the Index, and this hurt the Portfolio’s relative performance as Brazil’s market returned 128%. However, the underweight of China benefited the Portfolio, due to China’s relative underperformance of the rest of the Index, returning “only” 62%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) - The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Preservation Asset Allocation Portfolio Subadvised by: Quantitative Management Associates, LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	20.04%	3.27%
Blended Index	14.14	4.15
S&P 500 Index	26.47	-0.65

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Preservation Asset Allocation Portfolio rose 20.04%. Prudential Investments LLC and Quantitative Management Associates LLC manage the Portfolio, which is a fund of funds that aims to achieve the highest potential return, consistent with a specified level of risk tolerance, by investing in a group of underlying portfolios.

The year 2009 began with rapidly falling markets for almost all asset classes, but early in March, investors began to have confidence that the financial institutions would survive and that economic conditions would eventually recover. Through the end of the year, markets were driven more by the desire to make up lost ground than by the fear of further loss. Stocks around the world rose, but emerging markets stocks and the Pacific region, excluding Japan, had particularly large gains. Most asset classes finished the year with sizeable gains. The Blended (see below) Index returned 14.14%.

The Portfolio’s relative performance benefited most from the performance of the individual asset-class managers relative to their respective targets. The largest contributions came from allocations to AST PIMCO Total Return, AST T. Rowe Price Large Cap Growth, AST Western Asset Core Plus Bond, and AST International Growth. The segments allocated to AST MFS Growth and AST Marsico Growth detracted from performance relative to the Index, but nonetheless had high absolute returns in a growth-oriented market. MFS’ characteristic focus on less volatile growth stocks and its asset selection both detracted, as since the beginning of April, the market rewarded the most volatile securities. Marsico’s relative performance was hurt by its sector distribution as well as by the types of risk factors emphasized in its portfolio.

The Portfolio’s asset allocation added to its relative performance, particularly benefiting from allocations to two asset classes not included in the Index: high-yield bonds (commonly called “junk bonds” because they are rated below investment grade) and emerging markets stocks. The largest asset allocation detractor was a slight average underweight in stocks (as opposed to bonds) in March and April compared with the Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (28%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (65%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Schroders Multi-Asset World Strategies Portfolio Subadvised by: Schroders Investment Management North America, Inc., Schroders Investment Management North America Ltd.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	27.41%	2.14%	1.94%
Blended Index	21.74	3.34	1.54
MSCI World Index (GD)	30.79	2.57	0.23
S&P 500 Index	26.47	0.42	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1997. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Schroders Multi-Asset World Strategies Portfolio rose 27.41%.

Schroders Investment Management North America Inc. and Schroders Investment Management North America Limited co-manage the Portfolio, which seeks long-term capital appreciation. The Portfolio invests in securities, open-end and closed-end mutual funds, exchange-traded funds, unit investment trusts, hedge funds, and derivatives. A recession that began in the United States became a global phenomenon by 2008. By March 2009, many markets were priced to reflect the worse possible outcome. But a huge and co-ordinated global response by governments and central banks calmed fears and sparked a powerful rally. As the global economic outlook improved, markets maintained their upward momentum. International equities outperformed the U.S. stock market due partly to a weak U.S. dollar. In the United States, mid-cap stocks and growth style investing led in 2009. Emerging market stocks were the stars, returning nearly 79% overall in U.S.-dollar terms as investors sought riskier assets in pursuit of higher returns. Commodities prices mostly gained on renewed inflation fears, a weaker U.S. dollar, and hopes for a global economic recovery.

Improving economic conditions in the United States and a search for attractive yields fueled investment in corporate bonds. High yield corporate “junk” bonds, rated below investment grade, scored a record gain in 2009, but the U.S. Treasury market declined, affected by renewed inflation fears and supply concerns. Yet issuance by the Treasury Department was largely offset by a program in which the Federal Reserve purchased Treasury securities to help push down borrowing costs in order to encourage economic growth. Inflation fears spurred demand for Treasury Inflation- Protected Securities (TIPS), which gained in 2009.

The Portfolio outperformed the Blended Index (see below) in 2009. Major contributors were its investments in the Schroder International Selection Fund Quantitative Equity Products (QEP) Global Active Value Fund, which outperformed global equities due to favorable security selection in the 10 sectors that make up the global stock market, and Schroder International Selection Fund QEP Global Quality, which performed well until the markets began to rally in March. It held on to most of its gains through 2009.

Another positive was the Portfolio’s investment in the PIMCO Commodity Real Return Strategy Fund, which performed well as its TIPs position gained strongly. Exposure to listed private equity and property had a slightly negative effect on performance, as did its holdings in emerging market bonds, which lagged global equities in 2009.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of MSCI World (GD) (70%), BofA Merrill Lynch 3 Month LIBOR (London Interbank Offered Rate) (30%), the average interest rate charged when banks in the London interbank market borrow unsecured funds from each other. MSCI (Morgan Stanley Capital International) World Index (GD) is an unmanaged, capitalization-weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Small-Cap Growth Portfolio Subadvised by: Eagle Asset Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	33.91%	1.28%	-7.51%
Russell 2000® Growth Index	34.47	0.87	-1.37
Russell 2000® Index	27.17	0.51	3.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® Growth Indexes is a trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the Small-Cap Growth Portfolio rose 33.91%.

Eagle Asset Management, Inc. runs the Portfolio, which aims to achieve long-term growth of capital by investing in small companies with strong business momentum, earnings growth, and superior management teams. Financial measurements such as price-to-earnings ratios are used to uncover companies whose earnings growth potential may be unrecognized and whose stock may be undervalued.

After a dismal start, the U.S. stock market rallied sharply, ending 2009 with a strong gain. The Federal Reserve and the federal government took steps to provide liquidity to the credit markets, stabilize the banking sector, and stimulate the economy, all of which had been hurt by a protracted credit crisis. From early March through the remainder of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy began to expand again. Under these market conditions, mid-cap shares performed better than their smaller and larger peers, while growth stocks easily outperformed value stocks across all market capitalizations as measured by the Russell U.S. indexes.

The Portfolio gained sharply in the bullish environment, but it underperformed the Russell 2000 Growth Index in 2009 due to poor security selection in the financials and health care sectors. The three largest detractors from performance were a cement producer, a medical device company specializing in heart and circulatory therapies, and a financial holding company.

However, the Portfolio’s performance versus the Index did improve during the second half of the year, particularly due to its prudent security selection in the materials, energy, consumer discretionary, consumer staples, and information technology sectors. Furthermore, the Portfolio had a larger exposure than the Index to materials and consumer discretionary, which helped its relative performance as both of these sectors outperformed the Index in 2009. The largest positive contribution to the Portfolio was made by shares of a chemical producer, which gained in anticipation of the economic recovery and the firm’s cost reduction program. The other two top contributors to the Portfolio were shares of an advanced medical technologies company and a fertilizer producer.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Small-Cap Value Portfolio Subadvised by: ClearBridge Advisors LLC, J.P. Morgan Investment Management, Inc., Lee Munder Investments, Ltd.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	27.00%	1.53%	7.26%
Russell 2000® Value Index	20.58	-0.01	8.27
Russell 2000® Index	27.17	0.51	3.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1997. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST Small-Cap Value Portfolio rose 27.00%. The multi-managed Portfolio seeks long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued, and within the market capitalization range (a measure of company size) of the Russell 2000® Value Index (the Index). J.P. Morgan Investment Management, Inc. Lee Munder Investments, Ltd., and ClearBridge Advisors, LLC manage the Portfolio. J.P. Morgan manages the majority of the assets using a quantitative approach to identify stocks with rapidly rising prices (momentum) and attractive valuations. Lee Munder Investments, Ltd. seeks the stocks of companies whose current stock prices do not adequately reflect their underlying value as measured by assets, earnings, cash flow, or other business factors. ClearBridge uses a value-oriented approach that identifies companies with such characteristics as low stock price relative to earnings, book value, cash flow, and high return on invested capital. Prior to July 31, 2009, Dreman Value Management, L.L.C. also managed a portion of the Portfolio.

Although the markets ended 2009 decidedly higher, dramatic weakness continuing from 2008 colored the early part of the year. Then, markets rallied from March through year-end. Value stocks outperformed growth stocks during this period, but growth ultimately outperformed for the year. The Index returned 20.58% for the year.

Solid stock selection primarily drove the Portfolio’s positive relative performance, primarily by avoiding stocks in sectors that performed relatively poorly. An underweight in financials contributed positively to relative performance, since the financial sector of the Index declined in 2009, as small financial firms were challenged by efforts to raise capital. An underweight in the transportation sector helped as well. The Portfolio also gained from its overexposure to heavily traded stocks, in addition to stocks with low price-to-earnings ratios (P/E), and companies with solid earnings growth potential.

Overweight holdings in the energy and industrial sectors hurt relative performance. The Portfolio’s considerable exposure to stocks that tend to be less volatile than the Index detracted, since the market rally rewarded riskier stocks with higher levels of volatility. An overexposure to stocks with larger capitalization levels in the Index also hurt. An underweight in stocks with high price volatility and stocks more sensitive to changes in the business cycle (cyclicals) also weighed down performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Value Index - comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index - is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Asset Allocation Portfolio Subadvised by: T. Rowe Price Associates, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	24.14%	2.85%	3.09%
Blended Index	17.74	2.43	2.27
S&P 500 Index	26.47	0.42	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the T. Rowe Price Asset Allocation Portfolio rose 24.14%.

The Portfolio seeks a high level of total return by investing in a diversified portfolio of U.S. and international stocks, along with fixed income securities, in a ratio of around 60% equities and 40% fixed income securities.

After a dismal start, the U.S. stock market rallied sharply, ending 2009 with a strong gain. Intervention by the Federal Reserve and federal government provided liquidity to the credit markets, stabilized the banking sector, and stimulated the economy. From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy began to expand again. In that environment, mid-cap shares performed better than their smaller and larger peers, and growth stocks easily outperformed value stocks across all market capitalizations as measured by the Russell U.S. indexes.

Stock markets of other nations far surpassed the U.S. stock market as global economies improved and weakness in the greenback meant their returns increased when converted from stronger local currencies into U.S. dollars. Emerging markets stocks produced stellar returns, while equity markets of economically developed Asian and European nations were less robust in aggregate.

Improving economic conditions encouraged investment in bonds that carry greater credit risk than ultra safe U.S. Treasury securities. Money market yields hovering near zero also prompted yield-hungry investors to seek riskier debt securities with an income advantage. Prices soared on high yield corporate “junk” bonds, enabling that below-investment-grade market to score a record annual gain.

The Portfolio outperformed the Blended Index (see below) due to prudent security selection across all of its strategies. Strong security selection within the large-cap equity and investment-grade bond strategies were the largest contributors. The Portfolio also benefited from holding certain types of stocks and bonds not included in the Blended Index. It had exposure to non-U.S. equities and small-cap stocks, both of which outperformed the S&P 500 Index, and it held high yield corporate bonds, which outperformed the Barclays Capital U.S. Government/Credit Index. The decision to have a larger exposure to stocks than the Blended Index throughout 2009 also aided the Portfolio’s performance, as the S&P 500 Index beat the Barclays Capital U.S. Government/Credit Index in 2009.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (60%), and Barclays Capital U.S. Government/Credit Index (40%), an unmanaged, market-weighted index, comprised of government and investment grade corporate debt instruments with maturities of one year or greater. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Large-Cap Growth Portfolio Subadvised by: T. Rowe Price Associates, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	53.37%	3.95%	-2.13%
Russell 1000® Growth Index	37.21	1.63	-3.99
S&P 500 Index	26.47	0.42	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/1996. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the T. Rowe Price Large-Cap Growth Portfolio rose 53.37%.

The Portfolio seeks long-term growth of capital by investing primarily in the common stocks of large, well-established companies in the United States with solid fundamentals and potential for above-average earnings growth.

After a dismal start, the U.S. stock market rallied sharply, ending 2009 with a strong gain. Intervention by the Federal Reserve and federal government provided liquidity to the credit markets, stabilized the banking sector, and stimulated the economy. From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy began to expand again. In that environment, large-cap shares performed better than small-cap shares, though mid-cap shares outperformed both. Growth stocks easily outperformed value stocks across all market capitalizations as measured by the Russell U.S. indexes.

All sectors of the Russell 1000 Growth Index (the Index) scored double-digit gains in 2009. The best performing sector by far was information technology, which benefited from strong corporate balance sheets and investor anticipation that companies would upgrade their technology in order to increase efficiencies. The materials, consumer discretionary, and telecommunication services sectors also did well. The traditionally less economically sensitive, value-oriented utilities and consumer staples sectors posted the smallest gains.

The Portfolio outperformed the Russell 1000® Growth Index, helped primarily by favorable security selection and, to a lesser extent, prudent sector allocation. Security selection was most successful in the information technology sector. A leading manufacturer of computers and other electronic devices, a semiconductor manufacturer, and an internet search giant made the largest contributions to the Portfolio’s return. Another significant source of outperformance were holdings in the consumer discretionary sector, where a leading online retailer and an online travel agency were key contributors. Stock selection in the healthcare segment aided relative results with healthcare providers contributing the most. Contributors included a prescription management firm and a large U.S. distributor for drug manufacturers.

Industrials and materials holdings detracted modestly from the Portfolio’s performance relative to the Index. Companies within the sectors that subtracted from performance included a U.S. supplier of solar modules and a global cargo shipping company.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index - is an unmanaged capitalization-weighted measure of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Natural Resources Portfolio Subadvised by: T. Rowe Price Associates, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	49.35%	9.83%	12.94%
Lipper (VUF) Natural Resources Fund Index	53.38	11.84	N/A
S&P 500 Index	26.47	0.42	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/1995. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the T. Rowe Price Natural Resources Portfolio rose 49.35%.

Commodity prices staged an impressive rally throughout 2009, following a collapse in the second half of the previous year. Oil led the recovery, bouncing from lows hit in mid-March 2009. After a sharp rally in the middle of the year, the pace of advance moderated. Natural gas prices remained weak for much of the year but finally bounced back from unsustainably low levels in the fourth quarter of 2009. Copper prices rose considerably, driven by demand from China. Agriculture prices were volatile but showed signs of stabilization at year-end. Lastly, gold prices rose sharply due to investor demand and the fact that gold provides a safe haven in economically unstable times. The price of gold maintained its inverse relationship with the U.S. dollar, which lost ground to a variety of currencies in 2009.

The Portfolio’s large, double-digit gain reflected the bullish environment for investing in the shares of companies in the resources sector in 2009. However, the Portfolio underperformed the Lipper VUF Natural Resources Fund Index (the Index).

The Portfolio’s return was led by energy industries, such as oil and gas equipment and services as well as petroleum exploration and production, and the diversified metals industry. The Portfolio had a larger exposure than the Index to diversified metals, which contributed to its relative performance. That industry benefited from strong copper prices during the year. The Portfolio’s positive stock selection in international integrated petroleum companies also contributed to its relative performance.

Stock selection in coal detracted from the Portfolio’s relative performance. However, this was partially mitigated by the fact that the Portfolio had a larger exposure than the Index to the industry, which benefited from the recovery in energy prices.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Lipper (VUF) Natural Resources Fund Index consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources fund classification. The index is rebalanced quarterly. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, UBS Dynamic Alpha Portfolio Subadvised by: UBS Global Asset Management (Americas), Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	22.02%	4.02%	1.45%
Blended Index	19.99	3.20	2.98
BofA Merrill Lynch 1-5 Years US Treasury Index	0.23	4.41	4.98
S&P 500 Index	26.47	0.42	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/4/1993. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the UBS Dynamic Alpha Portfolio rose 22.02%.

UBS Global Asset Management (Americas), Inc. runs the Portfolio, which seeks to maximize total return and manage risk through strategies, including sophisticated tactical asset allocation, currency management techniques, and security selection. The Portfolio invests in global stock markets, bonds of issuers located in the United States and abroad, currencies, and derivative instruments.

After a dismal start, the U.S. stock market rallied sharply, ending 2009 with a solid gain. The Federal Reserve and federal government took steps to support the credit markets, stabilize the banking sector, and stimulate the U.S. economy. From early March through the remainder of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the U.S. economy began to expand again. Stock markets of other nations far surpassed the U.S. equity market as global economies improved and weakness in the greenback versus other currencies enhanced returns to U.S. investors. Emerging markets stocks produced stellar returns, while equity markets of economically developed Asian and European nations were less robust in aggregate.

The Portfolio outperformed the Blended Index. It can establish a long position by purchasing an investment, and it can establish a short position by selling an investment it does not own with the expectation of making a profit by purchasing the investment later at a lower price. The Portfolio had a net long position in equity markets of economically developed nations that contributed more than half of its total return in 2009. It also benefited from having net long positions in emerging market bonds and high yield corporate “junk” bonds, which are rated below investment grade. Both markets gained sharply as improving global economic conditions and low short-term rates encouraged bargain hunting among risky bonds for their comparatively attractive yields.

Stock selection had a mixed impact on the Portfolio’s performance. Prudent selection in the U.S. equity and U.S. largecap growth segments of the market were the Portfolio’s top performers, while poor selection in the U.S. mid-cap growth segment and global equities markets excluding the United States detracted from its performance. Another positive for the Portfolio was its foreign exchange strategy that emphasized riskier currency trading positions. This worked well in a market environment that strongly favored risky assets.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (48%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (40%), an unmanaged, index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. BofA ML 1-5 Years US Treasury Index is an unmanaged index of treasury issues with maturities ranging from 1-4.99 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2009

AST Academic Strategies Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	10.4%
AST International Growth Portfolio	7.0%
AST International Value Portfolio	6.9%
AST Parametric Emerging Markets Equity Portfolio	6.2%
AST High Yield Portfolio	5.3%

AST Advanced Strategies
Five Largest Holdings	(% of Net Assets)
iShares Barclays Aggregate Bond Fund	1.7%
iShares Russell 1000 Value Index Fund	1.2%
JPMorgan Chase & Co.	1.1%
International Business Machines Corp.	1.0%
U.S. Treasury Notes 3.00%, 09/30/16	1.0%

AST Aggressive Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST Large-Cap Value Portfolio	18.4%
AST MFS Growth Portfolio	14.8%
AST Marsico Capital Growth Portfolio	14.6%
AST International Growth Portfolio	10.3%
AST International Value Portfolio	10.1%

AST AllianceBernstein Core Value
Five Largest Holdings	(% of Net Assets)
AT&T, Inc.	3.9%
Pfizer, Inc.	3.1%
Merck & Co., Inc.	3.1%
Exxon Mobil Corp.	3.0%
General Electric Co.	2.9%

AST AllianceBernstein Growth & Income
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	4.9%
Chevron Corp.	3.9%
Amgen, Inc.	3.6%
Qwest Communications International, Inc.	3.0%
Comcast Corp. (Class A Stock)	2.9%

AST American Century Income & Growth
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	3.9%
Johnson & Johnson	2.8%
International Business Machines Corp.	2.7%
Chevron Corp.	2.5%
Microsoft Corp.	2.3%

AST Balanced Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	29.6%
AST Large-Cap Value Portfolio	11.1%
AST MFS Growth Portfolio	8.9%
AST Marsico Capital Growth Portfolio	8.8%
AST Western Asset Core Plus Bond Portfolio	7.5%

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	18.5%
AST Large-Cap Value Portfolio	13.8%
AST MFS Growth Portfolio	11.1%
AST Marsico Capital Growth Portfolio	11.1%
AST International Growth Portfolio	7.6%

AST CLS Growth Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST International Growth Portfolio	14.9%
AST PIMCO Total Return Bond Portfolio	14.3%
AST Large-Cap Value Portfolio	10.7%
AST MFS Growth Portfolio	8.5%
AST Marsico Capital Growth Portfolio	8.4%

AST CLS Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	23.5%
AST Money Market Portfolio	13.0%
AST International Growth Portfolio	9.9%
AST Large-Cap Value Portfolio	7.1%
AST Western Asset Core Plus Bond Portfolio	5.8%

AST DeAM Large-Cap Value
Five Largest Holdings	(% of Net Assets)
AT&T, Inc.	4.4%
Pfizer, Inc.	3.5%
Exxon Mobil Corp.	3.1%
ConocoPhillips	2.6%
Bank of America Corp.	2.4%

AST Federated Aggressive Growth
Five Largest Holdings	(% of Net Assets)
CETIP SA—Balcao Organizado de Ativos e Derivativos (Brazil)	2.4%
Warner Chilcott PLC (Class A Stock) (Ireland)	2.1%
Central European Media Enterprises Ltd. (Class A Stock) (Bermuda)	2.0%
Hypermarcas SA (Brazil)	1.9%
hhgregg, Inc.	1.9%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2009

AST First Trust Balanced Target
Five Largest Holdings	(% of Net Assets)
American Express Co.	2.0%
MeadWestvaco Corp.	1.9%
Eastman Chemical Co.	1.8%
RR Donnelley & Sons Co.	1.7%
Citic Pacific Ltd. (Hong Kong)	1.6%

AST First Trust Capital Appreciation Target
Five Largest Holdings	(% of Net Assets)
American Express Co.	2.9%
CITIC Pacific Ltd. (Hong Kong)	2.2%
Alcoa, Inc.	2.2%
Sino Land Co. Ltd. (Hong Kong)	2.2%
ITV PLC (United Kingdom)	2.0%

AST Goldman Sachs Concentrated Growth
Five Largest Holdings	(% of Net Assets)
American Tower Corp. (Class A Stock)	4.6%
Apple, Inc.	4.4%
Johnson & Johnson	4.1%
QUALCOMM, Inc.	4.0%
Baxter International, Inc.	3.9%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets)
CB Richard Ellis Group, Inc. (Class A Stock)	2.8%
Chattem, Inc.	2.6%
Cameron International Corp.	2.5%
Northern Trust Corp.	2.5%
St. Jude Medical, Inc.	2.5%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets)
iShares Russell 2000 Value Index Fund	4.7%
El Paso Electric Co.	1.5%
American Campus Communities, Inc.	1.4%
Atlas Energy, Inc.	1.4%
Kaiser Aluminum Corp.	1.3%

AST Horizon Growth Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	20.6%
AST Large-Cap Value Portfolio	12.5%
AST MFS Growth Portfolio	8.6%
AST Marsico Capital Growth Portfolio	8.5%
AST DeAM Large-Cap Value Portfolio	6.2%

AST Horizon Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	33.4%
AST Money Market Portfolio	9.7%
AST Western Asset Core Plus Bond Portfolio	8.3%
AST Large-Cap Value Portfolio	7.6%
AST MFS Growth Portfolio	5.1%

AST International Growth
Five Largest Holdings	(% of Net Assets)
Anheuser-Busch InBev NV (Belgium)	2.6%
Telefonica SA (Spain)	2.5%
Credit Suisse Group AG (Switzerland)	2.4%
Teva Pharmaceutical Industries Ltd., ADR (Israel)	1.9%
Novo Nordisk A/S (Class B Stock) (Denmark)	1.6%

AST International Value
Five Largest Holdings	(% of Net Assets)
BP PLC (United Kingdom)	1.8%
Novartis AG (Switzerland)	1.8%
BNP Paribas (France)	1.4%
Royal Dutch Shell PLC (Class B Stock) (Netherlands)	1.3%
Teva Pharmaceutical Industries Ltd., ADR (Israel)	1.3%

AST Jennison Large Cap Growth
Five Largest Holdings	(% of Net Assets)
Google, Inc. (Class A Stock)	4.8%
Apple, Inc.	4.7%
Amazon.com, Inc.	4.1%
Microsoft Corp.	4.0%
QUALCOMM, Inc.	3.5%

AST Jennison Large Cap Value
Five Largest Holdings	(% of Net Assets)
Symantec Corp.	3.0%
CA, Inc.	3.0%
H&R Block, Inc.	2.4%
Mylan, Inc.	2.3%
IAC/InterActiveCorp	2.3%

AST JPMorgan International Equity
Five Largest Holdings	(% of Net Assets)
Total SA (France)	3.0%
HSBC Holdings PLC (United Kingdom)	2.7%
Nestle SA (Switzerland)	2.3%
Vodafone Group PLC (United Kingdom)	2.1%
BHP Billiton Ltd. (Australia)	1.9%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2009

AST Large-Cap Value
Five Largest Holdings	(% of Net Assets)
Wells Fargo & Co.	3.2%
JPMorgan Chase & Co.	3.1%
Bank of America Corp.	2.9%
Pfizer, Inc.	2.0%
PNC Financial Services Group, Inc.	1.9%

AST Lord Abbett Bond Debenture
Allocation	(% of Net Assets)
Corporate Obligations	78.5%
Convertible Bonds	11.7%
Preferred Stocks	3.5%
Bank Loans	1.8%
U.S. Government Agency Obligations	0.9%

AST Marsico Capital Growth
Five Largest Holdings	(% of Net Assets)
Google, Inc. (Class A Stock)	5.2%
Apple, Inc.	4.7%
International Business Machines Corp.	4.0%
McDonald’s Corp.	4.0%
Union Pacific Corp.	3.8%

AST MFS Growth
Five Largest Holdings	(% of Net Assets)
Google, Inc. (Class A Stock)	4.7%
Apple, Inc.	4.3%
Cisco Systems, Inc.	2.9%
Microsoft Corp.	2.3%
Oracle Corp.	2.0%

AST Mid-Cap Value
Five Largest Holdings	(% of Net Assets)
Beckman Coulter, Inc.	2.9%
Allstate Corp. (The)	2.1%
RR Donnelley & Sons Co.	2.1%
Computer Sciences Corp.	2.0%
Duke Realty Corp.	2.0%

AST Neuberger Berman Mid-Cap Growth
Five Largest Holdings	(% of Net Assets)
SBA Communications Corp. (Class A Stock)	2.2%
Urban Outfitters, Inc.	1.9%
WMS Industries, Inc.	1.9%
Concho Resources, Inc.	1.7%
Stericycle, Inc.	1.6%

AST Neuberger Berman Small-Cap Growth
Five Largest Holdings	(% of Net Assets)
HEICO Corp.	2.5%
Capella Education Co.	2.4%
hhgregg, Inc.	2.3%
Solera Holdings, Inc.	2.3%
Concho Resources, Inc.	2.2%

AST Neuberger Berman/LSV Mid-Cap Value
Five Largest Holdings	(% of Net Assets)
Whirlpool Corp.	1.8%
CenturyTel, Inc.	1.2%
StanCorp Financial Group, Inc.	1.2%
CMS Energy Corp.	1.1%
NewMarket Corp.	1.0%

AST Niemann Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST MFS Growth Portfolio	13.1%
AST Marsico Capital Growth Portfolio	13.0%
AST Large-Cap Value Portfolio	11.3%
AST Money Market Portfolio	10.2%
AST PIMCO Total Return Bond Portfolio	8.1%

AST Parametric Emerging Markets Equity
Five Largest Holdings	(% of Net Assets)
America Movil SAB de CV (Class L Stock) (Mexico)	1.2%
Teva Pharmaceutical Industries Ltd., ADR (Israel)	1.1%
iShares MSCI Emerging Markets Index Fund	1.1%
MTN Group Ltd. (South Africa)	1.0%
Gazprom OAO, ADR (XLON) (Russia)	0.9%

AST Preservation Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	48.5%
AST Western Asset Core Plus Bond Portfolio	12.1%
AST Large-Cap Value Portfolio	6.5%
AST MFS Growth Portfolio	5.2%
AST Marsico Capital Growth Portfolio	5.2%

AST Schroders Multi-Asset World Strategies
Five Largest Holdings	(% of Net Assets)
PIMCO Commodity RealReturn Strategy Fund, ETF	7.5%
PIMCO Developing Local Markets Fund, ETF	4.4%
PIMCO Emerging Markets Bond Fund, ETF	4.0%
Goldman Sachs High Yield Fund, ETF	3.9%
T. Rowe Price Institutional High Yield Fund, ETF	2.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2009

AST Small-Cap Growth
Five Largest Holdings	(% of Net Assets)
Huntsman Corp.	3.3%
Cash America International, Inc.	3.0%
Lufkin Industries, Inc.	2.8%
Genesco, Inc.	2.8%
Thoratec Corp.	2.7%

AST Small Cap Value
Five Largest Holdings	(% of Net Assets)
Signature Bank	0.9%
IBERIABANK Corp.	0.8%
Portland General Electric Co.	0.8%
Lawson Software, Inc.	0.8%
Watson Wyatt Worldwide, Inc. (Class A Stock)	0.8%

AST T. Rowe Price Asset Allocation
Five Largest Holdings	(% of Net Assets)
U.S. Treasury Notes 2.375%, 08/31/10	2.3%
Exxon Mobil Corp.	1.5%
U.S. Treasury Notes 3.125%, 09/30/13	1.5%
U.S. Treasury Notes 1.75%, 08/15/12	1.3%
Microsoft Corp.	1.2%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets)
Google, Inc. (Class A Stock)	5.4%
Apple, Inc.	5.4%
Danaher Corp.	3.5%
Medco Health Solutions, Inc.	3.3%
Juniper Networks, Inc.	3.2%

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets)
Cameron International Corp.	4.1%
Schlumberger Ltd. (Netherlands)	3.7%
Diamond Offshore Drilling, Inc.	3.1%
Canadian Natural Resources Ltd. (Canada)	2.8%
Peabody Energy Corp.	2.6%

AST UBS Dynamic Alpha
Five Largest Holdings	(% of Net Assets)
Vodafone Group PLC (United Kingdom)	1.9%
Apple, Inc.	1.6%
GlaxoSmithKline PLC (United Kingdom)	1.5%
BP PLC (United Kingdom)	1.5%
Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	1.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2009

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

		Beginning	Ending	Annualized Expense	Expenses Paid
		Account Value	Account Value	Ratio based on the	During the
Advanced Series Trust Portfolios		July 1, 2009	December 31, 2009	Six-Month period	Six-Month period
AST Academic Strategies Asset Allocation	Actual	$1,000.00	$1,161.40	1.50%	$8.17
	Hypothetical	$1,000.00	$1,017.85	1.50%	$7.63

AST Advanced Strategies	Actual	$1,000.00	$1,179.40	1.02%	$5.60
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

AST Aggressive Asset Allocation	Actual	$1,000.00	$1,215.10	1.22%	$6.81
	Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21

AST AllianceBerstein Core Value	Actual	$1,000.00	$1,240.90	0.88%	$4.97
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

AST AllianceBerstein Growth & Income	Actual	$1,000.00	$1,155.40	0.86%	$4.67
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

AST American Century Income & Growth	Actual	$1,000.00	$1,192.80	0.93%	$5.14
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Balanced Asset Allocation	Actual	$1,000.00	$1,155.10	1.09%	$5.92
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

AST Capital Growth Asset Allocation	Actual	$1,000.00	$1,176.80	1.13%	$6.20
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

AST CLS Growth Asset Allocation	Actual	$1,000.00	$1,172.10	1.20%	$6.57
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

AST CLS Moderate Asset Allocation	Actual	$1,000.00	$1,138.70	1.11%	$5.98
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2009

		Beginning	Ending	Annualized Expense	Expenses Paid
		Account Value	Account Value	Ratio based on the	During the
Advanced Series Trust Portfolios		July 1, 2009	December 31, 2009	Six-Month period	Six-Month period
AST DeAM Large-Cap Value	Actual	$1,000.00	$1,221.40	0.97%	$5.43
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

AST Federated Aggressive Growth	Actual	$1,000.00	$1,190.80	1.11%	$6.13
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

AST First Trust Balanced Target	Actual	$1,000.00	$1,187.20	0.96%	$5.29
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

AST First Trust Capital Appreciation Target	Actual	$1,000.00	$1,163.00	0.95%	$5.18
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST Goldman Sachs Concentrated Growth	Actual	$1,000.00	$1,210.60	1.05%	$5.85
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Goldman Sachs Mid-Cap Growth	Actual	$1,000.00	$1,282.50	1.16%	$6.67
	Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90

AST Goldman Sachs Small-Cap Value	Actual	$1,000.00	$1,268.00	1.17%	$6.69
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

AST Horizon Growth Asset Allocation	Actual	$1,000.00	$1,167.50	1.22%	$6.67
	Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21

AST Horizon Moderate Asset Allocation	Actual	$1,000.00	$1,137.70	1.15%	$6.20
	Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

AST International Growth	Actual	$1,000.00	$1,196.50	1.10%	$6.09
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

AST International Value	Actual	$1,000.00	$1,191.50	1.12%	$6.19
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

AST Jennison Large Cap Growth	Actual**	$1,000.00	$1,087.00	1.05%	$2.94
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Jennison Large Cap Value	Actual**	$1,000.00	$1,055.00	0.88%	$2.43
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

AST JPMorgan International Equity	Actual	$1,000.00	$1,240.70	1.05%	$5.93
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Large-Cap Value	Actual	$1,000.00	$1,215.50	0.85%	$4.75
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

AST Lord Abbett Bond-Debenture	Actual	$1,000.00	$1,163.90	0.95%	$5.18
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST Marsico Capital Growth	Actual	$1,000.00	$1,238.20	0.99%	$5.59
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST MFS Growth	Actual	$1,000.00	$1,192.50	1.01%	$5.58
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

AST Mid-Cap Value	Actual	$1,000.00	$1,270.90	1.13%	$6.47
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

AST Money Market	Actual	$1,000.00	$1,000.40	0.35%	$1.76
	Hypothetical	$1,000.00	$1,023.44	0.35%	$1.79

AST Neuberger Berman Mid-Cap Growth	Actual	$1,000.00	$1,210.80	1.04%	$5.80
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

AST Neuberger Berman Small-Cap Growth	Actual	$1,000.00	$1,187.10	1.19%	$6.56
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2009

		Beginning	Ending	Annualized Expense	Expenses Paid
		Account Value	Account Value	Ratio based on the	During the
Advanced Series Trust Portfolios		July 1, 2009	December 31, 2009	Six-Month period	Six-Month period
AST Neuberger Berman/LSV Mid-Cap Value	Actual	$1,000.00	$1,322.70	1.04%	$6.09
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

AST Niemann Capital Growth Asset Allocation	Actual	$1,000.00	$1,157.90	1.28%	$6.96
	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51

AST Parametric Emerging Markets Equity	Actual	$1,000.00	$1,277.40	1.42%	$8.15
	Hypothetical	$1,000.00	$1,018.05	1.42%	$7.22

AST Preservation Asset Allocation	Actual	$1,000.00	$1,118.30	1.03%	$5.50
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

AST Schroders Multi-Asset World Strategies	Actual	$1,000.00	$1,150.70	1.54%	$8.35
	Hypothetical	$1,000.00	$1,017.44	1.54%	$7.83

AST Small-Cap Growth	Actual	$1,000.00	$1,240.90	1.05%	$5.93
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Small-Cap Value	Actual	$1,000.00	$1,279.00	1.03%	$5.92
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

AST T. Rowe Price Asset Allocation	Actual	$1,000.00	$1,161.70	0.99%	$5.39
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST T. Rowe Price Large-Cap Growth	Actual	$1,000.00	$1,262.10	1.02%	$5.82
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

AST T. Rowe Price Natural Resources	Actual	$1,000.00	$1,267.80	1.04%	$5.94
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

AST UBS Dynamic Alpha	Actual	$1,000.00	$1,141.90	1.11%	$5.99
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

*
Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2009, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

**	AST Jennison Large Cap Growth and AST Jennison Large Cap Value Portfolios’ “Actual” expenses are calculated using the 98 day period ended December 31, 2009 due to their inception date of September 25, 2009.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 88.9%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS(w) — 69.4%
AST Cohen & Steers Realty Portfolio	46,985,681	$226,470,985
AST DeAM Large-Cap Value Portfolio	10,469,635	81,453,759
AST Federated Aggressive Growth Portfolio	1,827,844	12,776,626
AST Global Real Estate Portfolio	31,062,030	214,017,384
AST Goldman Sachs Mid-Cap Growth Portfolio*	7,750,969	35,189,399
AST High Yield Portfolio	36,223,078	248,490,318
AST International Growth Portfolio	32,740,198	331,003,405
AST International Value Portfolio	22,918,132	326,583,377
AST Jennison Large-Cap Growth Portfolio	2,576,449	28,006,000
AST Jennison Large-Cap Value Portfolio	2,565,276	27,063,661
AST Large-Cap Value Portfolio	13,646,513	162,393,502
AST Marsico Capital Growth Portfolio	7,747,997	126,059,907
AST MFS Growth Portfolio	14,814,896	126,667,357
AST Mid-Cap Value Portfolio	7,009,413	68,061,399
AST Money Market Portfolio	125,844	125,844
AST Neuberger Berman Mid-Cap Growth Portfolio*	2,197,487	36,478,278
AST Parametric Emerging Markets Equity Portfolio	36,062,023	293,544,864
AST PIMCO Limited Maturity Bond Portfolio	5,322,776	55,676,239
AST PIMCO Total Return Bond Portfolio	41,738,917	488,345,325
AST QMA US Equity Alpha Portfolio	14,130,410	139,043,230
AST Small-Cap Growth Portfolio	846,867	12,694,540
AST Small-Cap Value Portfolio	2,340,892	25,305,046
AST T. Rowe Price Large-Cap Growth Portfolio*	2,753,530	29,435,232
AST T. Rowe Price Natural Resources Portfolio	2,692,320	50,723,314
AST Western Asset Core Plus Bond Portfolio	12,313,738	122,891,100

TOTAL AFFILIATED MUTUAL FUNDS
(cost $3,047,811,310)		3,268,500,091

COMMON STOCKS — 5.0%
Advertising
Harte-Hanks, Inc.	5,600	60,368

Aerospace & Defense — 0.1%
Alliant Techsystems, Inc.*	5,900	520,793
GenCorp, Inc.*	8,400	58,800
General Dynamics Corp.	6,500	443,105
L-3 Communications Holdings, Inc.	3,700	321,715
Northrop Grumman Corp.	6,200	346,270
Raytheon Co.	9,700	499,744
Teledyne Technologies, Inc.*	1,400	53,704

		2,244,131

Air Freight & Logistics — 0.1%
Atlas Air Worldwide Holdings, Inc.*	40,000	1,490,000
C.H. Robinson Worldwide, Inc.	39,900	2,343,327
HUB Group, Inc. (Class A Stock)*	63,000	1,690,290
UTi Worldwide, Inc. (British Virgin Islands)	65,100	932,232

		6,455,849

Airlines
Alaska Air Group, Inc.*	3,000	103,680
Allegiant Travel Co.*	4,500	212,265
Delta Air Lines, Inc.*	27,500	312,950
Hawaiian Holdings, Inc.*	9,000	63,000
Jazz Air Income Fund (Canada)	183,500	773,758

		1,465,653

Auto Parts & Equipment
Advance Auto Parts, Inc.	8,800	356,224
ArvinMeritor, Inc.*	13,200	147,576
Asbury Automotive Group, Inc.*	7,100	81,863
Cooper Tire & Rubber Co.	18,500	370,925
Johnson Controls, Inc.	2,100	57,204
Standard Motor Products, Inc.*	4,700	40,044
TRW Automotive Holdings Corp.*	26,300	628,044

		1,681,880

Automobile Manufacturers
Group 1 Automotive, Inc.*	800	22,680
Oshkosh Corp.	13,600	503,608

		526,288

Beverages
Coca-Cola Enterprises, Inc.	11,400	241,680
Molson Coors Brewing Co. (Class B Stock)	1,600	72,256
Peet’s Coffee & Tea, Inc.*	3,400	113,322
PepsiCo, Inc.	4,200	255,360

		682,618

Biotechnology — 0.1%
Amgen, Inc.*	1,200	67,884
Biogen Idec, Inc.*	9,700	518,950
Cambrex Corp.*	6,000	33,480
Celera Corp.*	31,900	220,429
Cubist Pharmaceuticals, Inc.*	5,600	106,232
Enzon Pharmaceuticals, Inc.*	19,700	207,441
Immunomedics, Inc.*	51,300	164,673
Martek Biosciences Corp.*	16,300	308,722
Millipore Corp.*	3,300	238,755
United Therapeutics Corp.*	1,000	52,650

		1,919,216

Building & Construction
Thor Industries, Inc.	10,900	342,260

Building Materials
AAON, Inc.	5,500	107,195
Lennox International, Inc.	3,300	128,832
Masco Corp.	11,200	154,672
Owens Corning*	17,000	435,880

		826,579

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Business Services
Atrion Corp.	200	$31,144

Chemicals — 0.1%
Ashland, Inc.	1,500	59,430
Celanese Corp. (Class A Stock)	15,500	497,550
Eastman Chemical Co.	2,500	150,600
Ecolab, Inc.	2,800	124,824
Grace, (W.R.) & Co.*	4,300	109,005
Lubrizol Corp. (The)	6,000	437,700
NewMarket Corp.	2,200	252,494
Omnova Solutions, Inc.*	19,500	119,535
Solutia, Inc.*	12,300	156,210
Spartech Corp.	7,400	75,924
Stepan Co.	3,500	226,835
Symyx Technologies, Inc.*	18,500	101,750
Valspar Corp. (The)	1,000	27,140

		2,338,997

Clothing & Apparel
Carter’s, Inc.*	4,700	123,375
Coach, Inc.	13,300	485,849
Hanesbrands, Inc.*	18,500	446,035
Maidenform Brands, Inc.*	10,200	170,238
Steven Madden Ltd.*	2,000	82,480
Warnaco Group, Inc. (The)*	1,100	46,409

		1,354,386

Commercial Banks
Ameris Bancorp	2,029	14,528
Community Bank System, Inc.	2,800	54,068
First Bancorp	1,300	18,161
FNB Corp.	21,500	145,985
International Bancshares Corp.	10,500	198,765
Signature Bank*	3,200	102,080
Sun Bancorp, Inc.*	835	3,131
Susquehanna Bancshares, Inc.	2,700	15,903
Trustco Bank Corp.	9,300	58,590
Webster Financial Corp.	1,700	20,179
Wells Fargo & Co.	500	13,495
WesBanco, Inc.	1,600	19,744

		664,629

Commercial Services
DynCorp International, Inc. (Class A Stock)*	13,200	189,420
Multi-Color Corp.	2,100	25,641
TeleTech Holdings, Inc.*	11,100	222,333
Universal Technical Institute, Inc.*	8,100	163,620
VistaPrint NV (Netherlands)*	300	16,998

		618,012

Commercial Services & Supplies — 0.4%
AMN Healthcare Services, Inc.*	6,700	60,702
Apollo Group, Inc. (Class A Stock)*	4,900	296,842
Avis Budget Group, Inc.*	1,100	14,432
Capella Education Co.*	1,500	112,950
Career Education Corp.*	7,300	170,163
CDI Corp.	1,600	20,720
Convergys Corp.*	12,900	138,675
Deluxe Corp.	7,700	113,883
DeVry, Inc.	3,600	204,228
EnergySolutions, Inc.	116,100	985,689
Equifax, Inc.	10,500	324,345
GEO Group, Inc. (The)*	69,900	1,529,412
GP Strategies Corp.*	2,200	16,566
Grand Canyon Education, Inc.*	6,300	119,763
Hewitt Associates, Inc. (Class A Stock)*	500	21,130
IESI-BFC Ltd. (NYSE) (Canada)	110,200	1,765,404
IESI-BFC Ltd. (TSX) (Canada)	144,900	2,338,683
Iron Mountain, Inc.*	1,900	43,244
ITT Educational Services, Inc.*	2,100	201,516
M&F Worldwide Corp.*	3,000	118,500
PHH Corp.*	6,600	106,326
Rent-A-Center, Inc.*	10,700	189,604
Republic Services, Inc.	127,720	3,615,753
Robert Half International, Inc.	5,800	155,034
RR Donnelley & Sons Co.	16,200	360,774
SAIC, Inc.*	3,000	56,820
Schawk, Inc.	4,400	59,840
Service Corp. International	4,800	39,312
Shanks Group PLC (United Kingdom)	570,923	1,227,164
Strayer Education, Inc.	1,200	254,988
Waste Management, Inc.	35,900	1,213,779
Watson Wyatt Worldwide, Inc. (Class A Stock)*	1,000	47,520
Weight Watchers International, Inc.	4,100	119,556

		16,043,317

Computer Services & Software — 0.1%
Adobe Systems, Inc.*	7,000	257,460
Autodesk, Inc.*	1,700	43,197
DST Systems, Inc.*	2,900	126,295
Fidelity National Information Services, Inc.	9,000	210,960
Fiserv, Inc.*	6,100	295,728
iGate Corp.	1,900	19,000
IHS, Inc. (Class A Stock)*	3,400	186,354
infoGROUP, Inc.*	12,100	97,042
Intuit, Inc.*	6,200	190,402
Medidata Solutions, Inc.*	11,200	174,720
Mentor Graphics Corp.*	9,900	87,417
MICROS Systems, Inc.*	6,700	207,901
Novell, Inc.*	14,900	61,835
Pegasystems, Inc.	10,700	363,800
Red Hat, Inc.*	13,000	401,700
Riverbed Technology, Inc.*	14,000	321,580
Sykes Enterprises, Inc.*	3,500	89,145
Symantec Corp.*	13,600	243,304
SYNNEX Corp.*	4,300	131,838
Syntel, Inc.	8,600	327,058
THQ, Inc.*	10,200	51,408

		3,888,144

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Computers & Peripherals
Apple, Inc.*	1,500	$316,290
International Business Machines Corp.	500	65,450
NCI, Inc. (Class A Stock)*	3,100	85,715
Seagate Technology (Cayman Islands)	30,600	556,614
Western Digital Corp.*	11,800	520,970

		1,545,039

Consumer Finance
Advance America Cash Advance
Centers, Inc.	5,000	27,800
Capital One Financial Corp.	4,300	164,862
Nelnet, Inc. (Class A Stock)	4,400	75,812

		268,474

Consumer Products & Services — 0.1%
American Greetings Corp. (Class A Stock)	15,300	333,387
Avery Dennison Corp.	8,800	321,112
Avon Products, Inc.	1,300	40,950
Blyth, Inc.	5,100	171,972
Clorox Co.	3,300	201,300
Colgate-Palmolive Co.	1,200	98,580
Helen of Troy Ltd. (Bermuda)*	4,200	102,732
Jarden Corp.	11,500	355,465
Kimberly-Clark Corp.	2,500	159,275
La-Z-Boy, Inc.*	4,800	45,744
Prestige Brands Holdings, Inc.*	1,700	13,362
Procter & Gamble Co. (The)	2,400	145,512
Scotts Miracle-Gro Co. (The) (Class A Stock)	11,500	452,065

		2,441,456

Containers & Packaging
AEP Industries, Inc.*	3,400	130,152
Ball Corp.	1,600	82,720
Bway Holding Co.*	4,300	82,646
Crown Holdings, Inc.*	3,000	76,740
Owens-Illinois, Inc.*	6,200	203,794
Pactiv Corp.*	19,100	461,074
Rock-Tenn Co. (Class A Stock)	800	40,328

		1,077,454

Distribution/Wholesale
Beacon Roofing Supply, Inc.*	10,700	171,200
Brightpoint, Inc.*	17,000	124,950
Core-Mark Holding Co., Inc.*	4,200	138,432
Fossil, Inc.*	9,400	315,464
Ingram Micro, Inc. (Class A Stock)*	16,200	282,690
W.W. Grainger, Inc.	4,800	464,784

		1,497,520

Diversified Financial Services — 0.1%
Affiliated Managers Group, Inc.*	300	20,205
Ameriprise Financial, Inc.	4,200	163,044
GFI Group, Inc.	28,300	129,331
Invesco Ltd. (Bermuda)	9,100	213,759
JPMorgan Chase & Co.	3,300	137,511
MasterCard, Inc. (Class A Stock)	1,400	358,372
NASDAQ OMX Group, Inc. (The)*	3,700	73,334
NYSE Euronext, Inc.	2,000	50,600
T. Rowe Price Group, Inc.	400	21,300
Visa, Inc. (Class A Stock)	4,900	428,554
Waddell & Reed Financial, Inc. (Class A Stock)	1,300	39,702
World Acceptance Corp.*	7,500	268,725

		1,904,437

Diversified Telecommunication Services — 0.2%
Alaska Communications Systems Group, Inc.	139,300	1,111,614
Atlantic Tele-Network, Inc.	500	27,505
BCE, Inc. (Canada)	63,700	1,758,757
Chunghwa Telecom Co. Ltd., ADR (Taiwan)	87,472	1,624,355
Iliad SA (France)	10,561	1,262,081
Koninklijke KPN NV (Netherlands)	87,800	1,492,377
Telmex Internacional SAB de CV, ADR (Mexico)	44,300	786,325

		8,063,014

Electric
Alliant Energy Corp.	6,500	196,690
DTE Energy Co.	4,800	209,232
FPL Group, Inc.	4,900	258,818
Hawaiian Electric Industries, Inc.	7,100	148,390
Integrys Energy Group, Inc.	2,800	117,572
Mirant Corp.*	15,000	229,050
NV Energy, Inc.	22,700	281,026
Pepco Holdings, Inc.	1,200	20,220
Public Service Enterprise Group, Inc.	3,600	119,700

		1,580,698

Electric Utilities — 0.4%
Allegheny Energy, Inc.	24,500	575,260
American Electric Power Co., Inc.	44,100	1,534,239
CEZ A/S (Czech Republic)	41,900	1,967,344
Cia Energetica de Minas Gerais, ADR (Brazil)	102,600	1,852,956
CPFL Energia SA (Brazil)	30,700	622,641
CPFL Energy SA, 144A (Brazil)	52,700	1,068,832
Edison International	43,300	1,505,974
EDP – Energias do Brasil SA, 144A (Brazil)	33,300	641,709
Enersis SA, ADR (Chile)	116,400	2,660,904
Entergy Corp.	27,600	2,258,784
Fortum Oyj (Finland)	52,600	1,427,009
Great Plains Energy, Inc.	117,706	2,282,319
PPL Corp.	31,800	1,027,458
Terna Rete Elettrica Nazionale SpA (Italy)	217,600	935,804

		20,361,233

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Electrical Equipment
A123 Systems, Inc.*	29,800	$668,712
Sunpower Corp.*	33,300	697,635

		1,366,347

Electronic Components & Equipment — 0.1%
American Science & Engineering, Inc.	2,900	219,936
Arrow Electronics, Inc.*	5,600	165,816
Avnet, Inc.*	9,300	280,488
Checkpoint Systems, Inc.*	8,900	135,725
CTS Corp.	10,900	104,858
DTS, Inc.*	4,600	157,366
Hubbell, Inc. (Class B Stock)	4,800	227,040
Jabil Circuit, Inc.	34,600	601,002
Mettler-Toledo International, Inc.*	3,600	377,964
National Instruments Corp.	4,600	135,470
NVE Corp.*	6,100	251,991
Powell Industries, Inc.*	6,300	198,639
Tech Data Corp.*	10,700	499,262
Technitrol, Inc.	1,400	6,132
Thermo Fisher Scientific, Inc.*	7,200	343,368
Thomas & Betts Corp.*	4,600	164,634
Universal Electronics, Inc.*	3,100	71,982
Vicor Corp.*	2,900	26,970
Waters Corp.*	3,500	216,860

		4,185,503

Energy – Alternate Sources
Headwaters, Inc.*	20,300	132,356

Engineering/Construction — 0.1%
Bouygues SA (France)	18,210	943,246
Chicago Bridge & Iron Co. NV (Netherlands)*	114,300	2,311,146
Fluor Corp.	9,200	414,368
Jacobs Engineering Group, Inc.*	4,500	169,245
KBR, Inc.	5,800	110,200
McDermott International, Inc. (Panama)*	17,800	427,378
URS Corp.*	5,500	244,860
Vinci SA (France)	32,581	1,833,366

		6,453,809

Entertainment & Leisure
Carmike Cinemas, Inc.*	2,200	16,632
Hasbro, Inc.	7,700	246,862

		263,494

Environmental Control
Nalco Holding Co.	18,800	479,588
Stericycle, Inc.*	4,700	259,299

		738,887

Equipment Services
Aruba Networks, Inc.*	20,600	219,596
AZZ, Inc.*	7,700	251,790

		471,386

Farming & Agriculture
Bunge Ltd. (Bermuda)	2,900	185,107

Financial – Bank & Trust
Bank of America Corp.	2,800	42,168
Cardinal Financial Corp.	15,200	132,848
Citigroup, Inc.	8,700	28,797
Goldman Sachs Group, Inc. (The)	1,000	168,840
Wintrust Financial Corp.	1,500	46,185

		418,838

Financial Services
BlackRock, Inc.	1,200	278,640
First Commonwealth Financial Corp.	11,100	51,615
Interactive Brokers Group, Inc. (Class A Stock)*	1,400	24,808
MarketAxess Holdings, Inc.	2,400	33,360
Moody’s Corp.	2,100	56,280
Western Union Co. (The)	20,700	390,195

		834,898

Food Products
Tyson Foods, Inc. (Class A Stock)	6,300	77,301

Foods — 0.1%
American Italian Pasta Co. (Class A Stock)*	800	27,832
Chiquita Brands International, Inc.*	6,700	120,868
ConAgra Foods, Inc.	7,000	161,350
Dean Foods Co.*	9,100	164,164
Del Monte Foods Co.	13,300	150,822
General Mills, Inc.	1,600	113,296
Kellogg Co.	200	10,640
Kraft Foods, Inc. (Class A Stock)	1,200	32,616
Lancaster Colony Corp.	1,000	49,700
Safeway, Inc.	2,600	55,354
Sanderson Farms, Inc.	5,700	240,312
Smart Balance, Inc.*	2,700	16,200
Smithfield Foods, Inc.*	4,200	63,798
SUPERVALU, Inc.	13,200	167,772
Weis Markets, Inc.	2,200	79,992
Whole Foods Market, Inc.*	14,000	384,300

		1,839,016

Gas Utilities — 0.1%
Enagas (Spain)	47,396	1,050,687
EQT Corp.	32,400	1,423,008
ONEOK, Inc.	58,800	2,620,716
Snam Rete Gas SpA (Italy)	195,840	972,574

		6,066,985

Hand/Machine Tools
K-Tron International, Inc.*	1,200	130,488

Healthcare Equipment & Supplies
Medical Action Industries, Inc.*	1,700	27,302

Healthcare Products — 0.1%
American Medical Systems Holdings, Inc.*	17,300	333,717

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Healthcare Products (cont’d.)
Boston Scientific Corp.*	1,300	$11,700
Bruker Corp.*	38,200	460,692
Cooper Cos., Inc. (The)	4,900	186,788
ev3, Inc.*	11,600	154,744
Hospira, Inc.*	8,900	453,900
Intuitive Surgical, Inc.*	1,700	515,644
Invacare Corp.	2,900	72,326
Inverness Medical Innovations, Inc.*	900	37,359
Medtronic, Inc.	1,000	43,980
Meridian Bioscience, Inc.	10,700	230,585
Quidel Corp.*	17,800	245,284
Techne Corp.	300	20,568

		2,767,287

Healthcare Providers & Services — 0.1%
American Dental Partners, Inc.*	8,100	104,490
Bio-Reference Labs, Inc.*	4,600	180,274
Community Health Systems, Inc.*	2,200	78,320
Coventry Health Care, Inc.*	17,800	432,362
Health Net, Inc.*	6,600	153,714
HealthSouth Corp.*	6,100	114,497
Humana, Inc.*	4,600	201,894
Laboratory Corp. of America Holdings*	1,600	119,744
Lincare Holdings, Inc.*	14,700	545,664
Magellan Health Services, Inc.*	600	24,438
MedCath Corp.*	4,000	31,640
Psychiatric Solutions, Inc.*	1,500	31,710
Quest Diagnostics, Inc.	7,000	422,660
UnitedHealth Group, Inc.	14,100	429,768
US Physical Therapy, Inc.*	2,100	35,553
WellPoint, Inc.*	7,100	413,859

		3,320,587

Healthcare Services
Universal Health Services, Inc. (Class B Stock)	10,400	317,200

Hotels, Restaurants & Leisure — 0.1%
BJ’s Restaurants, Inc.*	7,900	148,678
Bob Evans Farms, Inc.	2,600	75,270
Brinker International, Inc.	8,400	125,328
California Pizza Kitchen, Inc.*	20,200	271,690
Cheesecake Factory, Inc. (The)*	10,600	228,854
Chipotle Mexican Grill, Inc. (Class A Stock)*	600	52,896
Cracker Barrel Old Country Store, Inc.	4,400	167,156
International Speedway Corp. (Class A Stock)	9,500	270,275
Jack in the Box, Inc.*	9,100	178,997
McDonald’s Corp.	2,400	149,856
Panera Bread Co. (Class A Stock)*	1,800	120,546
Papa John’s International, Inc.*	900	21,024
Royal Caribbean Cruises Ltd. (Liberia)*	4,200	106,176
Texas Roadhouse, Inc.*	6,600	74,118

		1,990,864

Household Durables
Mohawk Industries, Inc.*	300	14,280
Newell Rubbermaid, Inc.	13,000	195,130
Stanley Works (The)	800	41,208
Tempur-Pedic International, Inc.*	14,800	349,724

		600,342

Household Products
Toro Co. (The)	5,500	229,955
Tupperware Brands Corp.	11,600	540,212
Whirlpool Corp.	1,400	112,924

		883,091

Independent Power Producers & Energy Traders — 0.3%
AES Corp. (The)*	51,400	684,134
Algonquin Power & Utilities Corp. (Canada)	197,300	771,580
Algonquin Power & Utilities Corp., 144A (Canada)	116,200	454,423
China Longyuan Power Group Corp. (China)*	608,700	788,215
Constellation Energy Group, Inc.	105,600	3,713,952
Infigen Energy (Australia)	1,767,239	2,199,894
MPX Energia SA (Brazil)	78,000	1,008,041
NRG Energy, Inc.*	63,300	1,494,513
Tractebel Energia SA (Brazil)	133,600	1,652,159

		12,766,911

Industrial Conglomerates
3M Co.	4,700	388,549

Insurance — 0.1%
Allied World Assurance Co. Holdings Ltd. (Bermuda)	3,700	170,459
American Equity Investment Life Holding Co.	8,700	64,728
American Financial Group, Inc.	1,200	29,940
American Physicians Capital, Inc.	3,266	99,025
Argo Group International Holdings Ltd. (Bermuda)*	5,500	160,270
Aspen Insurance Holdings Ltd. (Bermuda)	7,800	198,510
AXIS Capital Holdings Ltd. (Bermuda)	6,000	170,460
CNA Financial Corp.*	2,900	69,600
Endurance Specialty Holdings Ltd. (Bermuda)	5,800	215,934
FPIC Insurance Group, Inc.*	300	11,586
Hallmark Financial Services, Inc.*	7,800	62,088
HCC Insurance Holdings, Inc.	1,600	44,752
OneBeacon Insurance Group Ltd. (Bermuda)	900	12,402
PartnerRe Ltd. (Bermuda)	4,400	328,504
Platinum Underwriters Holdings Ltd. (Bermuda)	4,000	153,160
Principal Financial Group, Inc.	1,500	36,060
Protective Life Corp.	1,800	29,790
Reinsurance Group of America, Inc.	3,500	166,775
StanCorp Financial Group, Inc.	2,500	100,050
Transatlantic Holdings, Inc.	3,400	177,174

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Insurance (cont’d.)
Unitrin, Inc.	4,900	$108,045
Unum Group	1,300	25,376

		2,434,688

Internet Software & Services
EarthLink, Inc.	17,600	146,256
Equinix, Inc.*	1,700	180,455
F5 Networks, Inc.*	7,500	397,350
IAC/InterActiveCorp*	23,900	489,472
j2 Global Communications, Inc.*	4,900	99,715
Keynote Systems, Inc.	9,200	100,372
Online Resources Corp.*	1,800	9,468
Overstock.com, Inc.*	10,000	135,600
PC-Tel, Inc.*	3,000	17,760
S1 Corp.*	15,500	101,060
TIBCO Software, Inc.*	900	8,667
Travelzoo, Inc.*	3,200	39,328

		1,725,503

Investment Companies
Ares Capital Corp.	2,400	29,880
Fifth Street Finance Corp.	3,200	34,368
Janus Capital Group, Inc.	13,200	177,540

		241,788

Machinery — 0.1%
China South Locomotive and Rolling Stock Corp. (China)	1,952,100	1,425,556
Dover Corp.	6,100	253,821
Force Protection, Inc.*	6,300	32,823
Middleby Corp.*	3,900	191,178
New Flyer Industries, Inc. (Canada)	224,300	2,155,391

		4,058,769

Machinery & Equipment
Chart Industries, Inc.*	9,500	157,225
Ensco International PLC (United Kingdom)	6,100	243,634
Flowserve Corp.	1,300	122,889
Harsco Corp.	400	12,892
Lincoln Electric Holdings, Inc.	4,400	235,224
Manitowoc Co., Inc. (The)	14,000	139,580
Tennant Co.	7,600	199,044

		1,110,488

Manufacturing
Brink’s Co. (The)	4,100	99,794
Carlisle Cos., Inc.	2,000	68,520
Crane Co.	3,300	101,046
Federal Signal Corp.	4,800	28,896
ITT Corp.	1,500	74,610
Leggett & Platt, Inc.	11,200	228,480
Pall Corp.	13,800	499,560
Pentair, Inc.	4,800	155,040
Smith & Wesson Holding Corp.*	19,000	77,710
Sturm Ruger & Co., Inc.	500	4,850
Trinity Industries, Inc.	10,200	177,888

		1,516,394

Media
CBS Corp. (Class B Stock)	4,800	67,440
Comcast Corp. (Class A Stock)	21,300	359,118
DIRECTV (Class A Stock)*	4,400	146,740
DISH Network Corp. (Class A Stock)	1,200	24,924
Journal Communications, Inc. (Class A Stock)	3,000	11,670
McGraw-Hill Cos., Inc. (The)	4,700	157,497
Washington Post Co. (The) (Class B Stock)	300	131,880
Wiley, (John) & Sons, Inc. (Class A Stock)	3,000	125,640
World Wrestling Entertainment, Inc. (Class A Stock)	900	13,797

		1,038,706

Medical Supplies & Equipment
IDEXX Laboratories, Inc.*	5,900	315,296

Metals & Mining — 0.1%
AK Steel Holding Corp.	3,100	66,185
Ampco-Pittsburgh Corp.	600	18,918
Brush Engineered Materials, Inc.*	3,300	61,182
Commercial Metals Co.	4,900	76,685
Compass Minerals International, Inc.	1,200	80,628
Freeport-McMoRan Copper & Gold, Inc.*	4,500	361,305
International Coal Group, Inc.*	13,500	52,110
James River Coal Co.*	2,200	40,766
Southern Copper Corp.	13,900	457,449
Steel Dynamics, Inc.	8,500	150,620
USEC, Inc.*	11,500	44,275
Valmont Industries, Inc.	1,500	117,675
Walter Energy, Inc.	7,300	549,763

		2,077,561

Miscellaneous Manufacturers
Illinois Tool Works, Inc.	2,900	139,171

Multi-Utilities — 0.3%
Ameren Corp.	4,900	136,955
Centrica PLC (United Kingdom)	351,700	1,593,039
CMS Energy Corp.	104,500	1,636,470
GDF Suez (France)	44,900	1,945,113
Hera SpA (Italy)	791,941	1,834,828
NiSource, Inc.	100,600	1,547,228
RWE AG (Germany)	13,824	1,341,512
Sempra Energy	41,600	2,328,768
Suez Environnement SA (France)	93,100	2,146,804

		14,510,717

Networking Products
Acme Packet, Inc.*	19,900	218,900

Office Equipment & Supplies
HNI Corp.	1,900	52,497
Xerox Corp.	21,700	183,582

		236,079

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Oil, Gas & Consumable Fuels — 0.4%
AGL Resources, Inc.	4,900	$178,703
Arena Resources, Inc.*	1,900	81,928
Atmos Energy Corp.	1,600	47,040
Berry Petroleum Co. (Class A Stock)	9,300	271,095
Blueknight Energy Partners LP*	112,600	997,073
Cal Dive International, Inc.*	31,200	235,872
CenterPoint Energy, Inc.	1,000	14,510
Cheniere Energy, Inc.*	292,500	707,850
Chevron Corp.	4,800	369,552
Cimarex Energy Co.	1,300	68,861
ConocoPhillips	400	20,428
Crescent Point Energy Corp. (Canada)	35,200	1,329,108
Crescent Point Energy Corp., 144A (Canada)	4,300	162,363
CVR Energy, Inc.*	1,300	8,918
Dresser-Rand Group, Inc.*	9,300	293,973
Enbridge, Inc. (Canada)	31,700	1,465,174
Energen Corp.	3,000	140,400
Energy Transfer Equity LP	78,400	2,397,472
Exxon Mobil Corp.	200	13,638
FMC Technologies, Inc.*	8,700	503,208
Forest Oil Corp.*	15,700	349,325
Global Industries Ltd.*	1,700	12,121
Gulfport Energy Corp.*	1,800	20,610
Helix Energy Solutions Group, Inc.*	33,100	388,925
Marathon Oil Corp.	7,600	237,272
Murphy Oil Corp.	3,000	162,600
Oceaneering International, Inc.*	500	29,260
Plains Exploration & Production Co.*	1,100	30,426
Regency Energy Partners LP	129,600	2,715,120
Rowan Cos., Inc.*	3,700	83,768
SEACOR Holdings, Inc.*	3,400	259,250
Southern Union Co.	9,500	215,650
Southwestern Energy Co.*	1,700	81,940
Stone Energy Corp.*	7,000	126,350
Sunoco, Inc.	1,800	46,980
UGI Corp.	9,300	224,967
Unit Corp.*	4,400	187,000
VAALCO Energy, Inc.	4,900	22,295
W&T Offshore, Inc.	7,100	83,070
Western Refining, Inc.*	17,000	80,070
Whiting Petroleum Corp.*	20,900	1,493,305
Willbros Group, Inc.*	7,000	118,090
Williams Cos., Inc. (The)	82,900	1,747,532
Williams Partners LP	23,000	705,410
World Fuel Services Corp.	3,800	101,802

		18,830,304

Paper & Forest Products
Glatfelter	10,900	132,435

Pharmaceuticals — 0.1%
Allergan, Inc.	2,900	182,729
Bristol-Myers Squibb Co.	12,200	308,050
CareFusion Corp.*	9,250	231,342
Cephalon, Inc.*	3,700	230,917
Eli Lilly & Co.	4,000	142,840
Forest Laboratories, Inc.*	4,200	134,862
Isis Pharmaceuticals, Inc.*	22,400	248,640
ISTA Pharmaceuticals, Inc.*	1,800	8,208
Medco Health Solutions, Inc.*	600	38,346
NBTY, Inc.*	600	26,124
Par Pharmaceutical Cos., Inc.*	11,600	313,896
Perrigo Co.	1,200	47,808
Progenics Pharmaceuticals, Inc.*	4,700	20,868
Sciclone Pharmaceuticals, Inc.*	9,700	22,601
Valeant Pharmaceuticals International*	11,600	368,764
Watson Pharmaceuticals, Inc.*	3,300	130,713

		2,456,708

Pipelines
El Paso Corp.	18,200	178,906
Spectra Energy Corp.	4,200	86,142

		265,048

Real Estate
Forest City Enterprises, Inc. (Class A Stock)*	20,700	243,846

Real Estate Investment Trusts — 0.1%
Annaly Capital Management, Inc.	24,400	423,340
Anworth Mortgage Asset Corp.	9,400	65,800
Boston Properties, Inc.	21,200	1,421,884
Brandywine Realty Trust	7,100	80,940
CapLease, Inc.	4,400	19,272
Chimera Investment Corp.	25,800	100,104
Colonial Properties Trust	5,400	63,342
First Potomac Realty Trust	7,100	89,247
Hospitality Properties Trust	8,500	201,535
HRPT Properties Trust	8,900	57,583
Invesco Mortgage Capital, Inc.	2,200	50,072
MFA Financial, Inc.	57,400	421,890
Parkway Properties, Inc.	8,700	181,134
ProLogis	11,200	153,328
Ramco-Gershenson Properties Trust	4,100	39,114
SL Green Realty Corp.	4,900	246,176
Weingarten Realty Investors	7,400	146,446
Winthrop Realty Trust	1,600	17,376

		3,778,583

Retail & Merchandising — 0.1%
99 Cents Only Stores*	6,300	82,341
Aeropostale, Inc.*	4,800	163,440
America’s Car-Mart, Inc.*	2,200	57,926
AnnTaylor Stores Corp.*	4,800	65,472
Best Buy Co., Inc.	6,000	236,760
Big Lots, Inc.*	8,700	252,126
Chico’s FAS, Inc.*	35,700	501,585
Darden Restaurants, Inc.	300	10,521
Denny’s Corp.*	13,800	30,222
Dollar Tree, Inc.*	7,500	362,250
Family Dollar Stores, Inc.	6,400	178,112
First Cash Financial Services, Inc.*	2,000	44,380
Guess?, Inc.	8,700	368,010

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Retail & Merchandising (cont’d.)
Gymboree Corp.*	1,900	$82,631
Kirkland’s, Inc.*	4,900	85,113
Pantry, Inc. (The)*	8,900	120,951
PetMed Express, Inc.	13,900	245,057
PetSmart, Inc.	3,000	80,070
Phillips-Van Heusen Corp.	8,000	325,440
Ross Stores, Inc.	10,500	448,455
Sally Beauty Holdings, Inc.*	30,200	231,030
Target Corp.	8,800	425,656
TJX Cos., Inc.	4,300	157,165
Wal-Mart Stores, Inc.	3,100	165,695
Williams-Sonoma, Inc.	8,100	168,318

		4,888,726

Road & Rail — 0.2%
All America Latina Logistica SA (Brazil)	239,360	2,240,993
Con-Way, Inc.	8,600	300,226
Dollar Thrifty Automotive Group, Inc.*	4,500	115,245
National Express Group PLC (United Kingdom)	754,800	2,322,624
Union Pacific Corp.	40,200	2,568,780
Vitran Corp., Inc. (Canada)*	147,059	1,598,531

		9,146,399

Savings & Loan
First Defiance Financial Corp.	2,000	22,580
First Financial Holdings, Inc.	2,600	33,774
Provident Financial Services, Inc.	9,900	105,435

		161,789

Semiconductors — 0.1%
Altera Corp.	6,600	149,358
Applied Micro Circuits Corp.*	32,000	239,040
Broadcom Corp. (Class A Stock)*	6,400	201,280
Cirrus Logic, Inc.*	41,600	283,712
Cree, Inc.*	9,600	541,152
Cypress Semiconductor Corp.*	17,200	181,632
Diodes, Inc.*	13,200	269,940
Intel Corp.	10,900	222,360
Intersil Corp. (Class A Stock)	11,400	174,876
Linear Technology Corp.	2,600	79,404
LSI Corp.*	58,200	349,782
Marvell Technology Group Ltd. (Bermuda)*	22,100	458,575
Micrel, Inc.	17,300	141,860
NVIDIA Corp.*	17,200	321,296
ON Semiconductor Corp.*	12,300	108,363
PMC-Sierra, Inc.*	1,400	12,124
Rovi Corp.*	13,400	427,058
Semtech Corp.*	16,100	273,861
Silicon Laboratories, Inc.*	10,200	493,068
Skyworks Solutions, Inc.*	8,000	113,520
Texas Instruments, Inc.	19,100	497,746
Volterra Semiconductor Corp.*	10,500	200,760
Zoran Corp.*	18,400	203,320

		5,944,087

Software
BMC Software, Inc.*	10,500	421,050
Interactive Intelligence, Inc.*	7,500	138,300
McAfee, Inc.*	6,200	251,534

		810,884

Specialty Retail
AutoNation, Inc.*	3,600	68,940
Jos.A. Bank Clothiers, Inc.*	2,500	105,475
Limited Brands, Inc.	4,000	76,960
Lithia Motors, Inc. (Class A Stock)*	7,200	59,184
Monro Muffler Brake, Inc.	4,100	137,104
RadioShack Corp.	1,500	29,250
Sonic Automotive, Inc. (Class A Stock)*	16,800	174,552

		651,465

Telecommunications — 0.1%
Amdocs Ltd. (Guernsey)*	800	22,824
Applied Signal Technology, Inc.	5,900	113,811
AT&T, Inc.	600	16,818
CenturyTel, Inc.	8,400	304,164
Cisco Systems, Inc.*	1,400	33,516
EchoStar Corp. (Class A Stock)*	17,000	342,380
Harris Corp.	1,800	85,590
Juniper Networks, Inc.*	2,600	69,342
Loral Space & Communications, Inc.*	2,000	63,220
Novatel Wireless, Inc.*	33,900	270,183
NTELOS Holdings Corp.	2,600	46,332
Oplink Communications, Inc.*	4,300	70,477
United States Cellular Corp.*	1,900	80,579
USA Mobility, Inc.	10,300	113,403
Verizon Communications, Inc.	9,900	327,987
Windstream Corp.	16,500	181,335

		2,141,961

Textiles, Apparel & Luxury Goods
Kenneth Cole Productions, Inc. (Class A Stock)*	7,400	71,410

Tobacco
Reynolds American, Inc.	5,000	264,850

Trading Companies & Distributors
Aircastle Ltd. (Bermuda)	15,400	151,690

Transportation
CSX Corp.	500	24,245
Dynamex, Inc.*	6,500	117,650
FedEx Corp.	3,400	283,730
International Shipholding Corp.	800	24,856
Ryder System, Inc.	4,000	164,680
Tidewater, Inc.	7,400	354,830

		969,991

Transportation Infrastructure — 0.3%
Aegean Marine Petroleum Network, Inc. (Marshall Island)	109,200	3,000,816
Atlantia SpA (Italy)	122,712	3,209,182

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Transportation Infrastructure (cont’d.)
Brisa Auto-Estradas de Portugal SA (Portugal)	112,649	$1,157,522
Cia de Concessoes Rodoviarias (Brazil)	75,100	1,720,700
Groupe Eurotunnel SA (France)	207,800	1,944,663
Hamburger Hafen und Logistik AG (Germany)	46,911	1,811,906

		12,844,789

Water
American Water Works Co., Inc.	13,600	304,776
Aqua America, Inc.	19,000	332,690
Middlesex Water Co.	3,000	52,890

		690,356

Water Utilities — 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	83,600	1,650,872
Cia de Saneamento de Minas Gerais-COPASA (Brazil)	72,100	1,376,981

		3,027,853

Wireless Telecommunication Services — 0.2%
Crown Castle International Corp.*	87,100	3,400,384
Leap Wireless International, Inc.*	33,600	589,680
MetroPCS Communications, Inc.*	165,000	1,258,950
NII Holdings, Inc.*	45,600	1,531,248
SBA Communications Corp. (Class A Stock)*	65,600	2,240,896
Telephone & Data Systems, Inc.	1,400	47,488
Vivo Participacoes SA, ADR (Brazil)	47,600	1,475,600

		10,544,246

TOTAL COMMON STOCKS
(cost $218,312,679)		233,750,824

EXCHANGE TRADED FUNDS — 4.2%
Energy Select Sector SPDR Fund	140,900	8,032,709
iShares Barclays Aggregate Bond Fund	175,500	18,109,845
iShares Barclays Intermediate Credit Bond Fund	61,000	6,265,310
iShares Barclays TIPS Bond Fund	58,100	6,036,590
iShares FTSE/Xinhua China 25 Index Fund	145,600	6,154,512
iShares iBoxx $ High Yield Corporate Bond Fund	46,900	4,119,696
iShares iBoxx Investment Grade Corporate Bond Fund	261,600	27,245,640
iShares JPMorgan USD Emerging Markets Bond Fund	79,000	8,040,620
iShares MSCI Australia Index Fund	365,400	8,345,736
iShares MSCI Brazil Index Fund	93,600	6,983,496
iShares MSCI Canada Index Fund	430,700	11,340,331
iShares MSCI EAFE Index Fund	434,400	24,022,320
iShares MSCI Emerging Markets Index Fund	165,700	6,876,550
iShares S&P Global 100 Index Fund	223,321	13,455,090
iShares S&P GSCI Commodity Indexed Trust*	277,300	8,823,686
PowerShares DB Commodity Index Tracking Fund*	547,300	13,474,526
SPDR Dow Jones REIT	238,800	11,751,348
SPDR Gold Trust*	78,400	8,413,104

TOTAL EXCHANGE TRADED FUNDS
(cost $177,519,322)		197,491,109

MUTUAL FUNDS — 1.4%
Calamos Market Neutral Income Fund	891,158	10,221,580
Eaton Vance Floating-Rate Fund	373,620	3,190,714
Forum Funds – Absolute Strategies Fund	1,048,622	10,958,097
Franklin Floating Rate Daily Access Fund	349,807	3,088,793
Gateway Fund	298,031	7,522,299
Hussman Strategic Growth Fund	725,493	9,271,800
Ivy Asset Strategy Fund	361,220	8,102,156
Mainstay Floating Rate Fund	342,235	3,100,651
Merger Fund (The)	535,521	8,321,990

TOTAL MUTUAL FUNDS
(cost $65,343,996)		63,778,080

PREFERRED STOCKS
Diversified Financial Services
SLM Corp., 1.961%, CVT	900	13,320

Electric Utilities
GXP Energy, Inc., 12.00%, CVT	7,800	514,800

TOTAL PREFERRED STOCKS
(cost $400,125)		528,120

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount
Rate	Date	(Unaudited)	(000)#

ASSET-BACKED SECURITIES — 0.2%
Ally Auto Receivables Trust,
Series 2009-A, Class A2, 144A
1.32%	03/15/12	AAA(d)	$1,400	1,401,288
American Express Credit Account Master Trust,
Series 2007-6, Class A
0.233%(c)	01/15/13	Aaa	1,000	997,930
Bank of America Auto Trust,
Series 2009-2A, Class A2, 144A
1.16%	02/15/12	Aaa	1,700	1,699,978
Capital Auto Receivables Asset Trust,
Series 2007-SN2, Class A3, 144A
1.193%(c)	12/15/10	Aaa	520	519,828
Chase Issuance Trust,
Series 2009-A8, Class A8
0.633%(c)	09/17/12	Aaa	2,000	2,000,764

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

ASSET-BACKED SECURITIES (Continued)
Ford Auto Securitization Trust, (Canada)
Series 2009-R1A, Class A1, 144A
3.396%	11/15/11	AAA(d)CAD		$259	$248,689
Series 2009-R1A, Class A2, 144A
4.817%	10/15/12	AAA(d)CAD		200	194,833
Ford Credit Auto Owner Trust,
Series 2008-C, Class A3
1.653%(c)	06/15/12	Aaa		300	302,002
Series 2009-A, Class A3B
2.733%(c)	05/15/13	Aaa		1,000	1,025,262
Series 2009-D, Class A1, 144A
0.357%	09/15/10	P-1		559	558,267
HFC Home Equity Loan Asset Backed Certificates,
Series 2007-1, Class A1F
5.91%	03/20/36	Aaa		261	262,859
Morgan Stanley ABS Capital I,
Series 2006-NC5, Class A2B
0.341%(c)	10/25/36	Ba3		600	421,047
Residential Asset Mortgage Products, Inc.,
Series 2007-RS1, Class A1
0.311%(c)	02/25/37	Aaa		286	273,855
SLM Student Loan Trust,
Series 2006-9, Class A2
0.282%(c)	04/25/17	Aaa		47	46,960
Wachovia Asset Securitization, Inc.,
Series 2003-HE2, Class AI1
0.491%(c)	06/25/33	Baa1		582	366,276

TOTAL ASSET-BACKED SECURITIES
(cost $10,258,863)					10,319,838

BANK LOANS(c)(g)
Petroleum Export III Ltd.
3.75%	04/08/13	BAA(d)		700	700,236
Republic of Indonesia, Term Loan F1
5.00%	12/14/19	BA-(d)		280	238,000

TOTAL BANK LOANS
(cost $932,400)					938,236

COMMERCIAL MORTGAGE-BACKED SECURITIES
Banc of America Commercial Mortgage, Inc.,
Series 2007-3, Class A4
5.658%(c)	06/10/49	Aaa		100	83,584
Series 2007-4, Class A4
5.744%(c)	02/10/51	A+(d)		100	88,200
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4
5.306%	12/10/46	Aaa		100	85,347
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP9, Class A3
5.336%	05/15/47	Aaa		100	86,727
Series 2007-CB20, Class A4
5.794%(c)	02/12/51	Aaa		100	87,233
LB-UBS Commercial Mortgage Trust,
Series 2007-C2, Class A3
5.43%	02/15/40	A+(d)		56	48,372
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1, 144A
0.772%	07/09/21	AAA(d)		400	339,518
Morgan Stanley Capital I,
Series 2007-IQ16, Class A4
5.809%	12/12/49	A+(d)		100	85,205
Series 2007-XLFX, Class A1
0.294%(c)	10/15/20	AAA(d)		172	149,565
Wachovia Bank Commercial Mortgage Trust,
Series 2006-WL7A, Class A1, 144A
0.323%(c)	09/15/21	Aaa		664	565,606

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $1,570,096)					1,619,357

CORPORATE BONDS — 2.9%
Building & Construction
Desarrolladora Homex SAB de CV,
Gtd. Notes, 144A (Mexico)
9.50%	12/11/19	Ba3		150	149,269

Building Materials
C8 Capital SPV Ltd.,
Notes (Virgin Islands)
6.64%(c)	12/29/49	B-(d)		650	450,976

Chemicals
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.525%(c)	08/08/11	Baa3		1,000	1,017,640

Commercial Banks — 0.3%
ANZ National International Ltd.,
Bank Gtd. Notes, 144A (New Zealand)
6.20%	07/19/13	Aa2		700	753,575
Banque Centrale de Tunisie,
Unsub. Notes (Tunisia)
7.375%	04/25/12	Baa2		1,250	1,351,288
Depfa ACS Bank,
Covered Bonds, MTN (Ireland)
1.65%	12/20/16	Aa2	JPY	160,000	1,451,651
European Investment Bank,
Sr. Unsec’d. Notes, MTN (SNAT)
4.75%	10/15/17	Aaa	EUR	1,300	2,021,361
Fortis Bank Nederland Holding NV,
Gov’t. Liquid Gtd. Notes, MTN (Netherlands)
3.375%	05/19/14	Aaa	EUR	200	293,543
Kreditanstalt Fuer Wiederaufbau, (Germany)
Gov’t. Gtd. Notes
3.875%	01/21/19	Aaa	EUR	200	291,471
Gov’t. Gtd. Notes, MTN
4.375%	07/04/18	Aaa	EUR	900	1,364,335
RSHB Capital SA for OJSC Russian Agricultural Bank, (Luxembourg)
Sec’d. Notes
9.00%	06/11/14	Baa1		2,200	2,494,250
Sr. Sec’d. Notes
7.175%	05/16/13	Baa1		2,000	2,115,000

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Commercial Banks (cont’d.)
VTB Capital SA,
Sr. Sec’d. Notes (Luxembourg)
6.609%	10/31/12	Baa1		$2,000	$2,036,250

					14,172,724

Commercial Services & Supplies
Board of Trustees of The Leland Stanford
Junior University (The),
Bonds
4.75%	05/01/19	Aaa		300	303,816

Diversified Financial Services — 0.3%
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
0.351%(c)	02/24/12	A2		200	195,460
0.393%(c)	06/16/11	A2		600	591,922
1.631%(c)	05/27/10	A2		800	803,222
BA Covered Bond Issuer,
Covered Bonds, MTN
4.125%	04/05/12	Aa2	EUR	200	292,638
JPMorgan Chase & Co.,
Jr. Sub. Notes
7.90%(c)	04/29/49	Baa1		800	825,168
Sr. Unsec’d. Notes
0.454%(c)	01/17/11	Aa3		400	399,911
Leaseplan Corp. NV,
Gov’t. Liquid Gtd. Notes, MTN (Netherlands)
3.25%	05/22/14	Aaa	EUR	200	291,368
Macquarie Bank Ltd., (Australia)
Gov’t. Liquid Gtd. Notes(g)
4.10%	12/17/13	Aaa		2,300	2,416,861
Gov’t. Liquid Gtd. Notes, 144A
3.30%	07/17/14	Aaa		400	400,950
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
0.481%(c)	11/01/11	A2		400	392,672
0.485%(c)	06/05/12	A2		300	291,035
0.793%(c)	02/21/12	A2	GBP	100	154,934
0.916%(c)	02/08/10	A2	EUR	500	704,252
1.017%(c)	05/30/14	A2	EUR	500	656,782
6.05%	08/15/12	A2		1,200	1,285,478
Morgan Stanley,
FDIC Gtd. Notes
0.603%(c)	06/20/12	Aaa		3,000	3,029,736
Sr. Unsec’d. Notes
6.75%	04/15/11	A2		400	423,793
Sr. Unsec’d. Notes, MTN
0.534%(c)	01/09/12	A2		600	593,207
2.373%(c)	05/14/10	A2		700	705,020
TransCapitalInvest Ltd. for OJSC AK Transneft,
Sec’d. Notes (Ireland)
6.103%	06/27/12	Baa1		1,600	1,659,008

					16,113,417

Electric — 0.1%
Aes Dominicana Energia Finance SA,
Gtd. Notes, 144A (Cayman Islands)
11.00%	12/13/15	B-(d)		500	490,000
Centrais Eletricas Brasileiras SA,
Sr. Unsec’d. Notes, 144A (Brazil)
6.875%	07/30/19	BBB-(d)		$300	325,125
Enersis SA,
Sr. Unsec’d. Notes (Chile)
7.375%	01/15/14	Baa3		1,100	1,226,230
Majapahit Holding BV (Netherlands),
Gtd. Notes
7.25%	10/17/11	Ba2		900	941,051
Gtd. Notes, 144A
7.75%	10/17/16	Ba2		100	105,880
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
1.206%(c)	06/10/10	A3		500	502,001

					3,590,287

Financial – Bank & Trust — 1.3%
Achmea Hypotheekbank NV,
Gov’t. Liquid Gtd. Notes, 144A (Netherlands)
0.631%(c)	11/03/14	Aaa		1,200	1,198,318
BNP Paribas Covered Bonds SA,
Covered Bonds, MTN (France)
4.75%	05/28/13	Aaa	EUR	200	307,238
BNP Paribas Home Loan Covered Bonds SA,
Covered Bonds, MTN (France)
3.00%	07/23/13	Aaa	EUR	300	434,935
3.75%	12/13/11	Aaa	EUR	300	444,548
Cemex Finance LLC,
Sr. Sec’d. Notes, 144A
9.50%	12/14/16	B(d)		600	618,540
Citibank NA,
FDIC Gtd. Notes
1.375%	08/10/11	Aaa		3,000	3,007,953
Citigroup, Inc.,
Sr. Unsec’d. Notes
0.361%(c)	05/18/11	A3		500	491,457
5.25%	02/27/12	A3		300	309,965
5.50%	10/15/14	A3		400	405,012
6.01%	01/15/15	A3		1,300	1,327,427
6.50%	01/18/11	A3		2,600	2,718,859
Sr. Unsec’d. Notes, MTN
0.916%(c)	02/09/16	A3	EUR	200	257,511
Commonwealth Bank of Australia,
Gov’t. Liquid Gtd. Notes, 144A (Australia)
0.636%(c)	12/10/12	Aaa		500	502,658
Compagnie de Financement Foncier,
Covered Bonds, MTN (France)
0.60%	03/23/10	Aaa	JPY	21,000	224,852
4.00%	07/21/11	Aaa	EUR	700	1,039,022
4.00%	10/25/12	Aaa	EUR	1,400	2,094,196
4.50%	01/09/13	Aaa	EUR	600	910,199
Dexia Credit Local,
Gov’t. Liquid Gtd. Notes, 144A (France)
0.899%(c)	09/23/11	Aa1		500	504,234

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Financial – Bank & Trust (cont’d.)
DnB Nor Boligkreditt,
Covered Bonds, MTN (Norway)
4.625%	07/03/13	Aaa	EUR	400	$605,875
Export-Import Bank of Korea,
Sr. Unsec’d. Notes (South Korea)
5.875%	01/14/15	A2		$100	107,311
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.074%(c)	01/30/17	A1	EUR	500	646,172
HBOS Euro Finance LP,
Bank Gtd. Notes (United Kingdom)
7.627%(c)	12/29/49	Ba3	EUR	300	293,519
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.334%(c)	03/12/10	A3		1,000	999,403
0.634%(c)	07/19/12	A3		500	482,157
Sr. Unsec’d. Notes, MTN
0.485%(c)	08/09/11	A3		1,500	1,471,099
ING Bank Australia Ltd.,
Gov’t. Liquid Gtd. Notes (Australia)
4.39%(c)	08/28/13	NR	AUD	500	447,719
ING Bank NV,
Gov’t. Gtd. Notes (Australia)
4.85%	06/24/14	AAA(d)	AUD	1,200	1,083,512
Investec Bank Australia Ltd.,
Gov’t. Liquid Gtd. Notes (Australia)
5.00%	02/27/14	Aaa	AUD	700	602,741
Korea Development Bank/Republic of Korea,
Sr. Notes (South Korea)
8.00%	01/23/14	A2		1,100	1,267,627
Lloyds TSB Bank PLC (United Kingdom),
Sub. Notes, 144A(g)
12.00%(c)	12/29/49	Ba1		200	196,378
Sub. Notes, MTN
5.625%(c)	03/05/18	Baa3	EUR	200	271,380
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
1.048%(c)	03/01/13	A2	EUR	600	816,878
National Australia Bank Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
4.25%	03/26/12	Aaa	AUD	400	351,827
Gov’t. Liquid Gtd. Notes, 144A
0.784%(c)	07/08/14	Aaa		2,600	2,588,518
Noble Group Ltd.,
Sr. Unsec’d. Notes, 144A (Bermuda)
6.75%	01/29/20	Baa3		400	410,500
Nordea Bank AB,
Sub. Notes, MTN (Sweden)
0.918%(c)	03/08/16	Aa3	EUR	600	826,324
Nykredit Realkredit A/S,
Covered Bonds (Denmark)
5.00%	01/01/10	Aaa	EUR	1,000	1,433,548
Rabobank Nederland NV,
Jr. Sub. Notes, 144A (Netherlands)
11.00%(c)	06/29/49	Aa2		500	609,627
Realkredit Danmark A/S,
Covered Bonds (Denmark)
5.00%	01/01/10	Aaa	EUR	1,100	1,576,903
Regions Financial Corp.,
Sr. Unsec’d. Notes
7.75%	11/10/14	Baa3		$200	197,245
Royal Bank of Scotland Group PLC (United Kingdom),
Gov’t. Liquid Gtd. Notes, 144A
0.514%(c)	03/30/12	Aaa		2,700	2,691,573
Jr. Sub. Notes, 144A
6.99%(c)	10/29/49	Ba3		800	444,000
Royal Bank of Scotland PLC (The) (United Kingdom),
Gov’t. Liquid Gtd. Notes, 144A
1.45%	10/20/11	Aaa		7,300	7,283,663
Gov’t. Liquid Gtd. Notes, MTN
3.75%	11/14/11	Aaa	EUR	500	741,646
Royal Bank of Scotland PLC,
Gov’t. Liquid Gtd. Notes, MTN (Australia)
4.375%	03/27/12	Aaa	AUD	400	348,720
SNS Bank NV,
Gov’t. Liquid Gtd. Notes, MTN (Netherlands)
3.50%	03/10/14	Aaa	EUR	300	442,601
Societe Generale,
Jr. Sub. Notes (France)
7.756%(c)	05/29/49	A1	EUR	700	933,240
Suncorp-Metway Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
4.535%(c)	09/11/13	Aaa	AUD	1,000	899,540
Gov’t. Liquid Gtd. Notes, 144A
1.784%(c)	07/16/12	Aaa		300	310,214
Gov’t. Liquid Gtd. Notes, MTN
4.00%	01/16/14	Aaa	GBP	500	833,078
UBS AG,
Sr. Unsub. Notes, MTN (Switzerland)
1.501%(c)	09/29/11	Aa3		1,100	1,097,287
Wachovia Corp.,
Sr. Unsec’d. Notes
0.413%(c)	04/23/12	A1		2,000	1,972,090
0.414%(c)	10/15/11	A1		1,600	1,582,099
Westpac Banking Corp. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
0.444%(c)	12/14/12(g)	Aaa		3,100	3,096,398
0.536%(c)	09/10/14	Aaa		500	500,739
2.70%	12/09/14(g)	Aaa		1,000	975,453
Gov’t. Liquid Gtd. Notes, MTN
4.00%	03/19/12	Aaa	AUD	2,000	1,748,956
WM Covered Bond Program,
Covered Bonds, MTN
4.375%	05/19/14	AAA(d)	EUR	300	436,295

					60,420,779

Financial Services — 0.2%
Bear Stearns Cos. LLC (The),
Sr. Unsec’d. Notes, MTN
6.95%	08/10/12	Aa3		200	223,455

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Financial Services (cont’d.)
CEDC Finance Corp. International, Inc.,
Sr. Sec’d. Notes, 144A
9.125%	12/01/16	B1		$200	$206,000
Citigroup Funding, Inc.,
Gtd. Notes, MTN
1.325%(c)	05/07/10	A3		500	501,142
Countrywide Financial Corp.,
Gtd. Notes, MTN
0.715%(c)	05/07/12	A2		1,300	1,269,775
Fibria Overseas Finance Ltd.,
Gtd. Notes, 144A (Cayman Islands)
9.25%	10/30/19	Ba1		400	442,210
General Electric Capital Corp.,
FDIC Gtd. Notes
0.253%(c)	12/21/12	Aaa		3,000	3,001,131
0.426%(c)	06/01/12	Aaa		3,500	3,515,634
Interoceanica IV Finance Ltd.,
Sr. Sec’d. Notes, 144A (Cayman Islands)
5.521%(s)	11/30/18	Ba1		291	211,303
LBG Capital No.1 PLC,
Bank Gtd. Notes, 144A (United Kingdom)(g)
8.50%(c)	12/29/49	B+(d)		300	222,905
Peru Enhanced Pass-Through Finance Ltd.,
Sr. Sec’d. Notes, 144A (Cayman Islands)
7.007%(s)	05/31/18	Ba1		224	167,615
Temasek Financial I Ltd.,
Gtd. Notes, 144A (Singapore)
4.30%	10/25/19	Aaa		250	243,488
5.375%	11/23/39	Aaa		250	239,586
TNK-BP Finance SA,
Gtd. Notes (Luxembourg)
6.625%	03/20/17	Baa2		700	684,250
7.875%	03/13/18	Baa2		700	721,000

					11,649,494

Home Builders
Corp. GEO SAB de CV,
Gtd. Notes, 144A (Mexico)
8.875%	09/25/14	Ba3		100	103,250

Insurance — 0.2%
American International Group, Inc.,
Jr. Sub. Debs.
8.175%	05/15/68	Ba2		1,100	726,000
Jr. Sub. Notes
5.75%(c)	03/15/67	Ba2	GBP	400	342,421
8.00%(c)	05/22/68	Ba2	EUR	200	178,477
8.625%(c)	05/22/68	Ba2	GBP	1,100	1,119,331
Sr. Unsec’d. Notes
4.25%	05/15/13	A3		800	738,965
6.25%	05/01/36	A3		800	594,013
8.25%	08/15/18	A3		2,200	2,065,470
Sr. Unsec’d. Notes, MTN
5.85%	01/16/18	A3		200	164,106
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
2.157%(c)	06/10/11	Aa3		1,300	1,325,984

					7,254,767

Metals & Mining
Codelco, Inc.,
Notes, 144A (Chile)
7.50%	01/15/19	A1		$300	351,722
CSN Islands IX Corp.,
Gtd. Notes, 144A (Cayman Islands)
10.50%	01/15/15	Ba1		700	850,500
Gerdau Holdings, Inc.,
Gtd. Notes, 144A (Brazil)
7.00%	01/20/20	BBB-(d)		300	308,250
GTL Trade Finance, Inc.,
Gtd. Notes, 144A (Virgin Islands)
7.25%	10/20/17	BBB-(d)		100	104,750
Vale Overseas Ltd.,
Gtd. Notes (Cayman Islands)
5.625%	09/15/19	Baa2		100	100,973

					1,716,195

Oil, Gas & Consumable Fuels — 0.2%
Ecopetrol SA,
Sr. Unsec’d. Notes (Columbia)
7.625%	07/23/19	Baa2		1,000	1,108,500
Gaz Capital SA,
Sr. Unsec’d. Notes (Luxembourg)
8.146%	04/11/18	Baa1		4,000	4,230,000
Intergas Finance BV,
Gtd. Notes (Netherlands)
6.875%	11/04/11	Baa2		105	107,100
Pemex Project Funding Master Trust,
Gtd. Notes
1.554%(c)	06/15/10	Baa1		1,000	1,002,500
5.50%	02/24/25	Baa1	EUR	300	385,893
5.75%	03/01/18	Baa1		400	404,450
Petrobras International Finance Co.,
Gtd. Notes (Cayman Islands)
7.875%	03/15/19	Baa1		630	726,272
Petroleos Mexicanos (Mexico),
Gtd. Notes
8.00%	05/03/19	Baa1		1,700	1,967,750
Gtd. Notes, 144A
4.875%	03/15/15	Baa1		300	297,394
Petroleum Export Ltd.,
Sr. Sec’d. Notes (Cayman Islands)(g)
5.265%	06/15/11	Ba1		66	64,009
Ras Laffan Liquefied Natural Gas Co. Ltd. II,
Bonds (Qatar)(g)
5.298%	09/30/20	Aa2		1,100	1,104,180
Tengizchevroil Finance Co. SARL,
Sr. Sec’d. Notes (Luxembourg)(g)
6.124%	11/15/14	Baa3		429	428,727

					11,826,775

Paper & Forest Products
Celulosa Arauco y Constitucion SA,
Sr. Unsec’d. Notes (Chile)
7.25%	07/29/19	Baa2		400	434,660

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Retail & Merchandising — 0.1%
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
7.95%	04/01/17	Ba1		$2,000	$2,185,000
New Albertsons, Inc.,
Sr. Unsec’d. Notes
7.50%	02/15/11	Ba3		600	613,500

					2,798,500

Savings & Loan — 0.1%
Sovereign Bancorp, Inc.,
Sr. Unsec’d. Notes
4.90%	09/23/10	Baa1		1,300	1,327,516
U.S. Central Federal Credit Union,
Gov’t. Gtd. Notes
1.90%	10/19/12	Aaa		1,000	999,218
Western Corporate Federal Credit Union,
Gov’t. Gtd. Notes
1.75%	11/02/12	Aaa		1,000	995,510

					3,322,244

Telecommunications — 0.1%
America Movil SAB de CV,
Gtd. Notes, 144A (Mexico)
5.00%	10/16/19	A3		300	293,783
Cellco Partnership/Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes
2.869%(c)	05/20/11	A2		1,300	1,344,117
Embarq Corp.,
Sr. Unsec’d. Notes
7.082%	06/01/16	Baa3		1,100	1,215,036

					2,852,936

Transportation
DP World Ltd.,
Sr. Unsec’d. Notes (United Arab Emirates)
6.85%	07/02/37	Ba1		300	225,000

Utilities
Aes Dominicana Energia Finance SA,
Gtd. Notes (Cayman Islands)
11.00%	12/13/15	B-(d)		200	196,000

TOTAL CORPORATE BONDS
(cost $133,094,187)					138,598,729

MUNICIPAL BOND
California
University of California Regents Medical Center,
Series F
Revenue Bonds
(cost $300,000)
6.583%	05/15/49	Aa2		300	291,582

FOREIGN GOVERNMENT BONDS — 2.3%
Banco Nacional de Desenvolvimento Economico e Social,
Sr. Unsec’d. Notes (Brazil)
6.369%	06/16/18	Baa2		2,000	2,142,500
Bundesrepublik Deutschland,
Bonds (Germany)
3.75%	01/04/15	Aaa	EUR	1,300	1,969,186
4.00%	01/04/37	Aaa	EUR	200	279,232
4.25%	07/04/39	Aaa	EUR	500	733,116
4.75%	07/04/34	Aaa	EUR	3,900	6,062,088
4.75%	07/04/40	Aaa	EUR	600	953,582
5.50%	01/04/31	Aaa	EUR	300	506,667
6.25%	01/04/30	Aaa	EUR	100	183,008
Development Bank of Japan,
Gov’t. Gtd. Notes (Japan)
1.05%	06/20/23	Aa2	JPY	241,000	2,350,094
Emirate of Abu Dhabi, (United Arab Emirates)
Notes, 144A
6.75%	04/08/19	Aa2		$200	219,397
Sr. Unsec’d. Notes, 144A
5.50%	08/02/12	Aa2		1,800	1,901,536
France Government Bond,
Bonds (France)
3.50%	04/25/15	Aaa	EUR	500	745,302
3.75%	10/25/19	AAA(d)	EUR	2,000	2,891,443
4.00%	04/25/18	Aaa	EUR	1,300	1,949,804
4.25%	10/25/18	Aaa	EUR	2,200	3,336,158
4.25%	04/25/19	Aaa	EUR	1,300	1,967,229
4.25%	10/25/23	Aaa	EUR	500	736,858
4.75%	04/25/35	Aaa	EUR	100	154,289
Hellenic Republic Government, (Greece)
Bonds
4.30%	03/20/12	A2	EUR	100	143,177
Sr. Unsec’d. Notes
3.113%(c)	02/20/13	A2	EUR	400	571,794
4.60%	05/20/13	A2	EUR	900	1,277,253
Unsub. Notes
4.00%	08/20/13	A2	EUR	200	278,768
4.10%	08/20/12	A2	EUR	200	283,209
Indonesia Government International Bond,
Sr. Unsec’d. Notes (Indonesia)
6.875%	03/09/17	Ba2		200	219,809
Italy Buoni Poliennali del Tesoro,
Bonds (Italy)
3.75%	12/15/13	Aa2	EUR	800	1,191,880
4.25%	10/15/12	Aa2	EUR	2,800	4,236,547
4.25%	08/01/13	Aa2	EUR	400	608,828
4.25%	03/01/20	A+(d)	EUR	800	1,159,293
5.25%	08/01/11	Aa2	EUR	1,300	1,971,720
Kingdom of Sweden,
Notes, MTN (Sweden)
1.50%	09/08/11	Aaa	EUR	700	1,006,343
Mexican Bonos,
Bonds (Mexico)
7.50%	06/03/27	Baa1	MXN	5,000	355,110
Netherlands Government,
Bonds (Netherlands)
4.00%	07/15/19	Aaa	EUR	1,500	2,226,787
4.50%	07/15/17	Aaa	EUR	200	310,429
5.00%	07/15/11	Aaa	EUR	2,460	3,731,208
5.50%	07/15/10	Aaa	EUR	280	411,729

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

FOREIGN GOVERNMENT BONDS (Continued)
New South Wales Treasury Corp.,
Local Gov’t. Gtd. Notes (Australia)
7.00%	12/01/10	Aaa	AUD	1,030	$946,194
Penerbangan Malaysia Berhad,
Gov’t. Gtd. Notes (Malaysia)
5.625%	03/15/16	A3		$500	525,864
Province of Ontario Canada,
Debs. (Canada)
6.50%	03/08/29	Aa1	CAD	700	801,769
Province of Quebec,
Debs. (Canada)
5.75%	12/01/36	A+(d)	CAD	1,000	1,077,803
Republic of Brazil,
Sr. Unsec’d. Notes (Brazil)
5.875%	01/15/19	Baa3		2,400	2,556,000
7.125%	01/20/37	Baa3		2,900	3,319,195
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
7.375%	03/18/19	Ba1		3,600	4,077,000
8.125%	05/21/24	Ba1		100	118,500
Unsub. Notes
2.085%(c)	11/16/15	Ba1		300	297,750
Republic of Gabonese,
Bonds (Gabon)
8.20%	12/12/17	BB-(d)		1,800	1,881,000
Republic of Guatemala,
Sr. Unsec’d. Notes (Guatemala)
9.25%	08/01/13	Ba2		500	570,000
Republic of Indonesia,
Sr. Unsec’d. Notes (Indonesia)
6.875%	01/17/18	Ba2		1,400	1,533,000
7.75%	01/17/38	Ba2		700	787,500
8.50%	10/12/35	Ba2		300	359,250
10.375%	05/04/14	Ba2		170	210,862
11.625%	03/04/19	Ba2		800	1,148,000
Republic of Panama,
Sr. Unsec’d. Notes (Panama)
9.375%	04/01/29	Ba1		1,600	2,138,560
Republic of Peru,
Sr. Unsec’d. Notes (Peru)
7.125%	03/30/19	Baa3		1,000	1,150,000
7.35%	07/21/25	Baa3		400	458,000
8.375%	05/03/16	Baa3		1,000	1,212,500
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
6.375%	10/23/34	Ba3		900	882,000
8.25%	01/15/14	Ba3		700	815,045
8.375%	06/17/19	Ba3		2,160	2,619,000
Unsec’d. Notes
8.875%	03/17/15	Ba3		2,500	3,031,250
Republic of Poland,
Sr. Unsec’d. Notes (Poland)
6.375%	07/15/19	A2		650	706,994
Republic of South Africa,
Sr. Unsec’d. Notes (South Africa)
6.50%	06/02/14	A3		1,350	1,485,000
6.875%	05/27/19	A3		300	336,750
Republic of Turkey,
Sr. Unsec’d. Notes (Turkey)
7.00%	03/11/19	Ba2		$3,500	3,815,000
Republic of Uruguay (Uruguay),
Sr. Unsec’d. Notes
6.875%	09/28/25	Ba3		600	630,000
Unsec’d. Notes
8.00%	11/18/22	Ba3		1,000	1,141,300
Russian Federation,
Sr. Unsec’d. Notes (Russia)
7.50%	03/31/30	Baa1		3,196	3,607,485
Russian Foreign Bond,
Unsub. Notes, 144A (Russia)
7.50%	03/31/30	Baa1		583	657,107
State of Qatar,
Sr. Notes, 144A (Qatar)
4.00%	01/20/15	Aa2		100	100,250
5.25%	01/20/20	Aa2		1,400	1,410,500
6.40%	01/20/40	Aa2		100	100,500
United Kingdom Gilt,
Bonds (United Kingdom)
3.75%	09/07/19	AAA(d)	GBP	1,300	2,038,757
4.25%	03/07/36	Aaa	GBP	600	936,991
4.50%	12/07/42	AAA(d)	GBP	400	657,482
4.75%	12/07/38	Aaa	GBP	960	1,633,855
United Mexican States (Mexico),
Notes, MTN
5.95%	03/19/19	Baa1		2,300	2,432,250
Sr. Unsec’d. Notes
5.50%	02/17/20	Baa1	EUR	100	148,200
6.05%	01/11/40	Baa1		1,500	1,441,950
Sr. Unsec’d. Notes, MTN
6.75%	09/27/34	Baa1		2,000	2,123,700

TOTAL FOREIGN GOVERNMENT BONDS
(cost $103,827,685)					106,985,486

RESIDENTIAL MORTGAGE-BACKED
SECURITIES — 0.4%
American Home Mortgage Assets,
Series 2006-1, Class 2A1
0.421%(c)	05/25/46	Ba2		253	131,757
Series 2006-4, Class 1A12
0.441%(c)	10/25/46	Caa3		344	174,686
American Home Mortgage Investment Trust,
Series 2005-2, Class 4A1
5.66%(c)	09/25/45	A1		43	33,894
Argo Mortgage Srl,
Series 2, Class A (Italy)
0.91%(c)	10/27/43	Aaa	EUR	402	562,734
Banc of America Funding Corp.,
Series 2006-I, Class 4A1
5.918%(c)	10/20/46	NR		454	290,736
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A7
4.773%(c)	05/25/35	B3		500	378,810

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (Continued)
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-7, Class 6A
4.649%(c)	10/25/33	Aaa		$201	$184,625
Series 2004-10, Class 13A1
4.991%(c)	01/25/35	A1		42	35,971
Series 2005-5, Class A1
2.53%(c)	08/25/35	Aaa		251	218,480
Series 2005-8, Class A3, 144A
5.132%(c)	08/25/35	A1		500	445,056
Series 2005-10, Class A2
4.462%(c)	10/25/35	BBB+(d)		500	423,387
Bear Stearns Alt-A Trust,
Series 2006-6, Class 31A1
5.654%(c)	11/25/36	B3		258	144,884
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1
4.90%(c)	10/25/35	NR		605	508,801
Series 2007-10, Class 22AA
5.978%(c)	09/25/37	AAA(d)		401	280,890
Countrywide Alternative Loan Trust,
Series 2005-59, Class 1A1
0.563%(c)	11/20/35	Caa1		30	15,859
Series 2005-62, Class 2A1
1.544%(c)	12/25/35	B3		9	5,052
Series 2006-OA9, Class 2A1A
0.443%(c)	07/20/46	Caa3		323	140,249
Series 2006-OA11, Class A1B
0.421%(c)	09/25/46	Caa2		20	9,568
Series 2006-OA17, Class 1A1A
0.428%(c)	12/20/46	Caa1		362	176,807
Series 2007-OA6, Class A1B
0.431%(c)	06/25/37	Ba2		526	247,128
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-46, Class 7A1
4.631%(c)	01/19/34	Aaa		339	307,646
Series 2004-12, Class 12A1
3.983%(c)	08/25/34	Ba1		278	208,509
Crusade Global Trust,
Series 2005-1, Class A3 (Australia)
4.225%(c)	06/17/37	AAA(d)	AUD	547	467,490
Eurosail PLC,
Series 2006-4X, Class A3A
0.876%(c)	12/10/44	Aaa	EUR	500	592,270
Fannie Mae,
Series 2006-11, Class F
1.031%(c)	02/25/36	Aaa		274	273,112
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.583%(c)	11/15/31	Aaa		310	263,024
Ginnie Mae,
Series 2007-8, Class FA
0.533%(c)	03/20/37	Aaa		1,781	1,746,067
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
2.16%(c)	03/25/33	Aaa		180	172,218
Series 2005-AR3, Class 6A1
5.016%(c)	05/25/35	Baa3		$485	383,835
Series 2005-AR6, Class 4A5
4.553%(c)	09/25/35	AA(d)		500	331,628
Series 2006-AR1, Class 2A1
5.156%(c)	01/25/36	BB(d)		16	12,002
Harborview Mortgage Loan Trust,
Series 2006-5, Class 2A1A
0.413%(c)	07/19/46	Caa1		17	7,935
Series 2006-12, Class 2A2A
0.423%(c)	01/19/38	B3		274	150,524
Impac CMB Trust,
Series 2004-11, Class 2A1
0.891%(c)	03/25/35	Baa2		449	285,958
Indymac Index Mortgage Loan Trust,
Series 2006-AR6, Class 2A1A
0.431%(c)	06/25/47	Caa2		13	6,657
Series 2006-AR12, Class A1
0.421%(c)	09/25/46	B3		306	150,322
Master Adjustable Rate Mortgages Trust,
Series 2006-OA1, Class 1A1
0.441%(c)	04/25/46	Ba1		10	4,568
Maxis,
Series 2009-1, Class A1 (Australia)
5.717%(c)	09/21/41	AAA(d)	AUD	442	398,888
Medallion Trust,
Series 2005-1G, Class A2 (Australia)
4.133%(c)	05/10/36	AAA(d)	AUD	481	417,535
Mellon Residential Funding Corp.,
Series 1999-TBC3, Class A2
2.609%(c)	10/20/29	AAA(d)		59	55,367
Merrill Lynch Mortgage Backed Securities Trust,
Series 2007-1, Class 2A1
5.781%(c)	04/25/37	CCC(d)		17	11,784
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
3.634%(c)	02/25/33	Aaa		137	121,503
Series 2005-A10, Class A
0.441%(c)	02/25/36	A3		143	98,158
Residential Accredit Loans, Inc.,
Series 2007-QH7, Class 1A1
0.481%(c)	08/25/37	B3		910	422,154
Residential Funding Mortgage Securities I,
Series 2003-S9, Class A1
6.50%	03/25/32	Aaa		38	38,462
RMAC Securities PLC,
Series 2006-NS2X, Class A2C
0.864%(c)	06/12/44	Aa1	EUR	1,245	1,466,607
Sequoia Mortgage Trust,
Series 2003-4, Class 2A1
0.583%(c)	07/20/33	Aaa		311	223,874
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A2
0.483%(c)	07/19/35	Aaa		751	608,009
Series 2006-AR5, Class 4A1
0.451%(c)	05/25/46	B3		15	7,158
SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (Continued)
Series 2006-AR6, Class 2A1
0.421%(c)	07/25/46	B3		$362	$173,179
Superannuation Members Home Loan Programme,
Series 2009-3, Class A1 (Australia)
5.198%(c)	11/07/40	AAA(d)	AUD	600	541,900
Superannuation Members Home Loans Global Fund,
Series 6, Class A (Australia)
0.435%(c)	11/09/35	Aaa		822	781,254
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 1A
3.961%(c)	10/25/43	AAA(d)		161	148,755
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR5, Class A7
2.911%(c)	06/25/33	Aaa		132	125,620
Series 2003-AR9, Class 1A6
2.833%(c)	09/25/33	A1		289	264,364
Series 2006-AR7, Class 3A
2.759%(c)	07/25/46	Ba2		1,175	761,286
Series 2006-AR10, Class 1A1
5.92%(c)	09/25/36	CCC(d)		14	10,762
Series 2006-AR14, Class 1A4
5.607%(c)	11/25/36	CCC(d)		773	574,748
Series 2006-AR17, Class 1A
1.364%(c)	12/25/46	Caa1		16	9,237
Series 2007-HY1, Class 4A1
5.387%(c)	02/25/37	CCC(d)		371	262,107
Series 2007-HY2, Class 1A1
5.565%(c)	12/25/36	CCC(d)		19	12,510
Series 2007-OA1, Class A1A
1.244%(c)	02/25/47	Caa1		365	197,657
Series 2007-OA2, Class 1A
1.244%(c)	03/25/47	B3		22	11,760
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR2, Class 2A1
4.95%(c)	03/25/36	A(d)		973	804,036
Series 2006-AR10, Class 5A6
5.589%(c)	07/25/36	CCC(d)		17	12,894

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $18,272,339)					18,334,707

U.S. GOVERNMENT AGENCY OBLIGATION
Small Business Administration Participation Certificates,
(cost $656,188)
5.60%	09/01/28			656	699,952

U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATION
Federal National Mortgage Assoc.
(cost $620)
5.031%(c)	09/01/19			1	615

U.S. TREASURY OBLIGATIONS — 3.1%
U.S. Treasury Bonds
4.50%	02/28/11			7,200	7,515,281
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.625%	04/15/13			$1,700	1,768,119
1.25%	04/15/14			5,800	6,123,392
1.375%	07/15/18			1,400	1,406,407
1.625%	01/15/18			900	950,731
1.75%	01/15/28			24,600	24,342,523
1.875%	07/15/13-07/15/19			17,000	20,387,088
2.00%	04/15/12-01/15/26			37,500	43,965,808
2.375%	01/15/25			15,700	18,999,487
2.50%	01/15/29			4,900	5,292,054
2.625%	07/15/17			10,500	12,045,127
3.625%	04/15/28			1,000	1,652,096
4.25%	01/15/10			1,000	1,286,456
U.S. Treasury Notes
1.00%	07/31/11			49	49,075
1.00%	08/31/11(k)			2	2001
1.00%	10/31/11(k)			488	487,561
3.00%	09/30/16			1,400	1,374,078

TOTAL U.S. TREASURY OBLIGATIONS
(cost $146,117,648)					147,647,284

TOTAL LONG-TERM INVESTMENTS
(cost $3,924,417,458)					4,189,484,010

				Shares

SHORT-TERM INVESTMENTS — 12.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 9.0%
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $425,797,330; includes
$618,000 of cash collateral for
forward foreign currency
exchange contracts)(w)				425,797,330	425,797,330

				Principal
				Amount
				(000)

U.S. GOVERNMENT AGENCY
OBLIGATIONS(n) — 1.8%
Federal Home Loan Mortgage Corp.
0.11%	02/23/10			$30,000	29,999,108
0.17%	01/15/10			30,000	29,999,300
Federal National Mortgage Assoc.
0.21%	01/08/10			25,000	24,999,854

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $84,992,138)					84,998,262

U.S. TREASURY OBLIGATIONS(n) — 1.3%
U.S. Cash Management Bill
0.143%	04/01/10			9,900	9,898,564
U.S. Treasury Bills
0.013%	03/11/10(k)			75	74,994
0.015%	03/11/10(k)			2,200	2,199,819
0.025%	03/11/10(k)			100	99,992
0.045%	01/21/10(k)			1,000	999,997
0.053%	01/28/10(k)			3,010	3,009,985
0.055%	01/21/10(k)			2,000	1,999,995

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

			Principal
Interest	Maturity		Amount	Value
Rate	Date		(000)#	(Note 2)

U.S. TREASURY OBLIGATIONS(n) (Continued)
0.063%	01/14/10(k)		$28,000	$27,999,747
0.065%	01/28/10(k)		1,400	1,399,993
0.07%	01/07/10(k)		500	499,998
0.11%	03/25/10		21	20,998
0.125%	03/25/10(k)(l)		908	907,906
0.153%	05/13/10(k)		5,000	4,997,725
0.16%	05/06/10(k)		3,800	3,798,556
0.16%	06/17/10(k)		1,100	1,099,063
0.17%	07/01/10(k)		100	99,914

TOTAL U.S. TREASURY OBLIGATIONS
(cost $59,106,224)				59,107,246

REPURCHASE AGREEMENTS — 0.5%
Barclays Capital, Inc., 0.00%,
dated 12/31/09, due 01/04/10
in the amount of $5,900,000
(cost $5,900,000; collateralized
by $6,100,000 Federal Home
Loan Bank, 0.625%, maturity
date 06/15/11; the value of
collateral plus interest was
$6,076,562)			5,900	5,900,000
Barclays Capital, Inc., 0.01%,
dated 12/31/09, due 01/04/10
in the amount of $100,000
(cost $100,000; collateralized
by $90,000 U.S. Treasury
Inflationary Indexed Bonds,
0.875%, maturity date 04/15/10;
the value of collateral plus
interest was $103,304)			100	100,000
JPMorgan Securities, Inc., 0.00%,
dated 12/31/09, due 01/04/10
in the amount of $17,300,000
(cost $17,300,000; collateralized
by $17,409,000 Federal Home
Loan Mortgage Corp., 2.875%,
maturity date 04/30/10; the value
of collateral plus interest was
$17,648,403)			17,300	17,300,000

TOTAL REPURCHASE AGREEMENTS
(cost $23,300,000)				23,300,000

			Contracts/
			Notional
			Amount
		Counterparty	(000)#

OPTIONS PURCHASED*
Call Options
Dow Jones EURO STOXX 50 Index,
expiring 01/15/10,
Strike Price $3,150.00			2,190	9,733
Russell 2000 Index,
expiring 01/15/10,
Strike Price $660.00			3,600	5,040
S&P 500 Index,
expiring 02/19/10,
Strike Price $1,200.00			$6,700	21,440

				36,213

Put Options
Currency Option USD vs KRW,
expiring 12/07/10 @
FX Rate 1,110.00		Hong Kong
		& Shanghai Bank	500	12,718
expiring 12/07/10 @
FX Rate 1,110.00		JPMorgan
		Securities	400	11,683
Russell 2000 Index,
expiring 02/19/10,
Strike Price $500.00			5,200	11,960
S&P 500 Index,
expiring 02/19/10,
Strike Price $975.00			7,100	37,630

				73,991

TOTAL OPTIONS PURCHASED
(cost $234,683)				110,204

TOTAL SHORT-TERM INVESTMENTS
(cost $593,430,375)				593,313,042

TOTAL INVESTMENTS, BEFORE OPTIONS
WRITTEN AND SECURITIES SOLD SHORT — 101.5%
(cost $4,517,847,833)				4,782,797,052

OPTIONS WRITTEN*
Call Options
10 Year Euro-Bund Futures,
expiring 02/26/10,
Strike Price $124.00			400	(1,319)
10 Year U.S. Treasury Note Futures,
expiring 01/22/10,
Strike Price $117.50			3,800	(5,938)
expiring 01/22/10,
Strike Price $119.00			4,400	(1,375)
expiring 01/22/10,
Strike Price $119.00			700	(219)
expiring 02/19/10,
Strike Price $117.50			4,500	(16,875)
expiring 02/19/10,
Strike Price $120.00			2,900	(1,359)
Currency Option USD vs BRL,
expiring 02/18/10 @
FX Rate 1.91		Bank of America	300	(1,746)
expiring 03/18/10 @
FX Rate 2.10		Citibank	300	(1,323)

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Contracts/
		Notional
		Amount		Value
	Counterparty	(000)#		(Note 2)

OPTIONS WRITTEN* (Continued)
Call Options (cont’d.)
Currency Option USD vs KRW,
expiring 03/18/10 @
FX Rate 1,250.00	JPMorgan Securities		$600	$(5,162)
expiring 03/18/10 @
FX Rate 1,250.00	Bank of America		200	(1,413)
expiring 03/18/10 @
FX Rate 1,320.00	Royal Bank of Scotland		300	(1,160)
expiring 03/18/10 @
FX Rate 1,320.00	Hong Kong & Shanghai Bank		100	(386)
expiring 09/01/10 @
FX Rate 1,500.00	JPMorgan Securities		200	(1,572)
expiring 12/07/10 @
FX Rate 1,275.00	Hong Kong & Shanghai Bank		500	(17,459)
expiring 12/07/10 @
FX Rate 1,275.00	JPMorgan Securities		400	(14,011)
Currency Option USD vs MXN,
expiring 02/05/10 @
FX Rate 14.22	Hong Kong & Shanghai Bank		200	(606)
expiring 03/18/10 @
FX Rate 14.95	Citibank		300	(1,893)
expiring 03/18/10 @
FX Rate 14.95	Hong Kong & Shanghai Bank		100	(631)
expiring 09/22/10 @
FX Rate 16.25	Citibank		200	(3,339)
Currency Option USD vs NOK,
expiring 01/11/10 @
FX Rate 5.95	JPMorgan Securities		200	(794)
expiring 01/29/10 @
FX Rate 5.95	JPMorgan Securities		200	(2,356)
expiring 02/16/10 @
FX Rate 6.05	Goldman Sachs Group, Inc.		600	(5,151)
expiring 02/16/10 @
FX Rate 6.05	JPMorgan Securities		500	(4,740)
Dow Jones
EURO STOXX 50 Index,
expiring 01/18/10,
Strike Price $3,050.00			2,190	(54,627)
Interest Rate Swap Options,
expiring
02/17/10 @ 3.25%	Barclays Capital Group		2,300	(626)
expiring
02/17/10 @ 3.25%	Morgan Stanley		5,000	(1,361)
expiring
04/19/10 @ 2.75%	Deutsche Bank		1,700	(1,275)
expiring
04/19/10 @ 3.25%	Bank of America		1,200	(2,035)
Russell 2000 Index,
expiring 01/18/10,
Strike Price $640.00			3,600	(19,800)
S&P 500 Index,
expiring 02/19/10,
Strike Price $1,150.00			6,700	(94,135)

				(264,686)

Put Options
10 Year U.S. Treasury Note Futures,
expiring 01/22/10,
Strike Price $116.00			4,400	(48,125)
expiring 01/22/10,
Strike Price $116.00			700	(7,656)
expiring 02/19/10,
Strike Price $115.00			2,900	(28,094)
90 Day Euro Dollar Futures,
expiring 03/15/10,
Strike Price $98.50			19,000	(119)
Currency Option AUD vs USD,
expiring 01/11/10 @
FX Rate 0.87	Bank of America	AUD	100	(62)
expiring 01/11/10 @

FX Rate 0.87	BNP Paribas	AUD	300	(187)
expiring 02/01/10 @
FX Rate 0.85	Bank of America	AUD	400	(1,074)
expiring 02/01/10 @
FX Rate 0.85	Morgan Stanley	AUD	200	(537)
expiring 03/18/10 @
FX Rate 0.83	Royal Bank of Canada	AUD	600	(4,833)
Currency Option USD vs MXN,
expiring 02/05/10 @
FX Rate 12.75	Hong Kong & Shanghai
	Bank		500	(3,324)
Interest Rate Swap Options,
expiring
02/17/10 @ 3.50%	Goldman Sachs Group, Inc.		3,600	(54,096)
expiring
02/17/10 @ 3.50%	Goldman Sachs Group, Inc.		1,400	(21,037)
expiring
02/17/10 @ 4.00%	Barclays Capital Group		2,300	(37,431)
expiring
04/19/10 @ 4.00%	Deutsche Bank		1,700	(18,030)
expiring
04/19/10 @ 4.25%	Royal Bank of Scotland		1,000	(18,664)

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Contracts/
		Notional
		Amount	Value
	Counterparty	(000)#	(Note 2)

OPTIONS WRITTEN* (Continued)
Put Options (cont’d.)
expiring
04/19/10 @ 4.25%	Bank of America	$2,500	$(46,660)
expiring
06/15/10 @ 5.00%	Morgan Stanley	29,000	(36,500)
expiring
08/31/10 @ 6.00%	Royal Bank of Scotland	10,700	(20,623)
expiring
07/10/12 @ 10.00%	Morgan Stanley	1,200	(3,938)
expiring
07/10/12 @ 10.00%	Morgan Stanley	300	(984)
expiring
07/10/12 @ 10.00%	Royal Bank of Scotland	600	(1,969)
Russell 2000 Index,
expiring 01/18/10,
Strike Price $530.00		5,200	(4,160)

S&P 500 Index,
expiring 01/18/10,
Strike Price $1,025.00		7,100	(14,910)

			(373,013)

TOTAL OPTIONS WRITTEN
(premiums received $1,102,628)			(637,699)

SECURITIES SOLD SHORT — (2.0)%
		Shares

COMMON STOCKS
Advertising
Clear Channel Outdoor
Holdings, Inc. (Class A Stock)*		31,000	(322,090)
Interpublic Group of Cos., Inc.*		61,000	(450,180)
inVentiv Health, Inc.*		10,400	(168,168)

			(940,438)

Aerospace & Defense — (0.1)%
BE Aerospace, Inc.*		22,600	(531,100)
Boeing Co. (The)		4,000	(216,520)
Curtiss-Wright Corp. (Class B Stock)		4,200	(131,544)
Goodrich Corp.		3,100	(199,175)
Moog, Inc. (Class A Stock)*		7,900	(230,917)
Rockwell Collins, Inc.		8,200	(453,952)
TransDigm Group, Inc.		10,700	(508,143)

			(2,271,351)

Agriculture
Archer-Daniels-Midland Co.		1,700	(53,227)

Air Freight & Logistics
UTi Worldwide, Inc.
(British Virgin Islands)		7,100	(101,672)

Airlines
Continental Airlines, Inc.
(Class B Stock)*		2,900	(51,968)

Auto Parts & Equipment
BorgWarner, Inc.		13,200	(438,504)
Federal Mogul Corp.*		4,700	(81,310)
Goodyear Tire & Rubber Co. (The)*		1,900	(26,790)
WABCO Holdings, Inc.		19,000	(490,010)

			(1,036,614)

Automobile Manufacturers
Navistar International Corp.*		9,300	(359,445)
PACCAR, Inc.		10,400	(377,208)

			(736,653)

Beverages
Boston Beer Co., Inc. (Class A Stock)*		4,000	(186,400)
Brown-Forman Corp. (Class B Stock)		800	(42,856)
Central European Distribution Corp.*		8,600	(244,326)

			(473,582)

Biotechnology — (0.1)%
Alexion Pharmaceuticals, Inc.*		6,900	(336,858)
Amylin Pharmaceuticals, Inc.*		2,000	(28,380)
Celgene Corp.*		8,000	(445,440)
Charles River Laboratories International, Inc.*		3,500	(117,915)
Dendreon Corp.*		14,700	(386,316)
Genzyme Corp.*		8,400	(411,684)
Illumina, Inc.*		16,300	(499,595)
Life Technologies Corp.*		6,100	(318,603)
Medicis Pharmaceutical Corp. (Class A Stock)		7,500	(202,875)
Vertex Pharmaceuticals, Inc.*		13,600	(582,760)

			(3,330,426)

Building & Construction
Martin Marietta Materials, Inc.		700	(62,587)

Building Materials
USG Corp.*		26,100	(366,705)

Business Services
Navigant Consulting, Inc.*		15,700	(233,302)

Chemicals — (0.1)%
Arch Chemicals, Inc.		7,600	(234,688)
Balchem Corp.		900	(30,159)
Cabot Corp.		7,200	(188,856)
Dow Chemical Co. (The)		17,300	(477,999)
Huntsman Corp.		30,700	(346,603)
International Flavors & Fragrances, Inc.		4,200	(172,788)
Intrepid Potash, Inc.*		15,200	(443,384)
Minerals Technologies, Inc.		6,000	(326,820)
Monsanto Co.		6,100	(498,675)
Mosaic Co. (The)		1,200	(71,676)
Olin Corp.		25,500	(446,760)

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Chemicals (cont’d.)
PPG Industries, Inc.	500	$(29,270)
Zep, Inc.	1,200	(20,784)

		(3,288,462)

Clothing & Apparel
K-Swiss, Inc. (Class A Stock)*	10,900	(108,346)
NIKE, Inc. (Class B Stock)	7,100	(469,097)
Polo Ralph Lauren Corp.	5,200	(421,096)
Timberland Co. (Class A Stock)*	20,300	(363,979)
Wolverine World Wide, Inc.	6,200	(168,764)

		(1,531,282)

Commercial Banks
Bank Mutual Corp.	5,700	(39,444)
Bank of New York Mellon Corp. (The)	1,600	(44,752)
BB&T Corp.	900	(22,833)
City National Corp.	5,900	(269,040)
Commerce Bancshares, Inc.	1,816	(70,316)
Cullen/Frost Bankers, Inc.	2,200	(110,000)
First Financial Bankshares, Inc.	1,800	(97,614)
FirstMerit Corp.	10,238	(206,193)
Hancock Holding Co.	1,500	(65,685)
Northern Trust Corp.	500	(26,200)
PacWest Bancorp	12,600	(253,890)
U.S. Bancorp	1,900	(42,769)
UMB Financial Corp.	1,300	(51,155)
Wilmington Trust Corp.	5,200	(64,168)

		(1,364,059)

Commercial Services & Supplies — (0.1)%
Aaron’s, Inc.	3,200	(88,736)
Alliance Data Systems Corp.*	7,600	(490,884)
Arbitron, Inc.	600	(14,052)
Automatic Data Processing, Inc.	3,100	(132,742)
Brink’s Home Security Holdings, Inc.*	5,500	(179,520)
Corporate Executive Board Co. (The)	1,900	(43,358)
FTI Consulting, Inc.*	6,000	(282,960)
Gartner, Inc.*	1,000	(18,040)
Global Payments, Inc.	5,700	(307,002)
H&R Block, Inc.	5,100	(115,362)
Healthcare Services Group, Inc.	6,100	(130,906)
HMS Holdings Corp.*	4,300	(209,367)
Kelly Services, Inc. (Class A Stock)*	1,500	(17,895)
Kendle International, Inc.*	4,700	(86,057)
Korn/Ferry International*	9,300	(153,450)
Lender Processing Services, Inc.	1,000	(40,660)
Manpower, Inc.	4,000	(218,320)
Monster Worldwide, Inc.*	9,300	(161,820)
Morningstar, Inc.*	2,100	(101,514)
PAREXEL International Corp.*	17,000	(239,700)
Paychex, Inc.	15,600	(477,984)
Quanta Services, Inc.*	9,900	(206,316)
Sotheby’s	23,200	(521,536)
TrueBlue, Inc.*	13,800	(204,378)
United Rentals, Inc.*	21,500	(210,915)
Wright Express Corp.*	6,700	(213,462)

		(4,866,936)

Computer Hardware
Cadence Design Systems, Inc.*	44,000	(263,560)

Computer Networking
Brocade Communications Systems, Inc.*	48,000	(366,240)

Computer Services & Software — (0.1)%
ACI Worldwide, Inc.*	4,600	(78,890)
Allscripts-Misys Healthcare Solutions, Inc.*	4,300	(86,989)
ANSYS, Inc.*	10,300	(447,638)
Cognizant Technology Solutions Corp. (Class A Stock)*	10,700	(484,710)
Compuware Corp.*	24,000	(173,520)
Diebold, Inc.	4,900	(139,405)
Electronic Arts, Inc.*	12,600	(223,650)
Imation Corp.*	13,800	(120,336)
Informatica Corp.*	9,300	(240,498)
Mantech International Corp. (Class A Stock)*	3,100	(149,668)
Parametric Technology Corp.*	31,500	(514,710)
salesforce.com, Inc.*	3,800	(280,326)
Solera Holdings, Inc.	2,200	(79,222)
Stratasys, Inc.*	6,500	(112,320)
Synopsys, Inc.*	8,200	(182,696)

		(3,314,578)

Computers & Peripherals
Hewlett-Packard Co.	2,000	(103,020)
NCR Corp.*	22,200	(247,086)
Palm, Inc.*	19,200	(192,768)
SanDisk Corp.*	4,100	(118,859)

		(661,733)

Consumer Products & Services
Alberto-Culver Co.	2,600	(76,154)
Fortune Brands, Inc.	1,700	(73,440)
G & K Services, Inc. (Class A Stock)	2,500	(62,825)
Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	4,700	(227,292)

		(439,711)

Containers & Packaging
Packaging Corp. of America	6,000	(138,060)
Sealed Air Corp.	5,700	(124,602)
Temple-Inland, Inc.	18,500	(390,535)

		(653,197)

Distribution/Wholesale
Fastenal Co.	1,200	(49,968)
LKQ Corp.*	2,600	(50,934)
WESCO International, Inc.*	1,500	(40,515)

		(141,417)

Diversified Financial Services
Charles Schwab Corp. (The)	13,800	(259,716)
CME Group, Inc.	400	(134,380)
GATX Corp.	5,500	(158,125)

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Diversified Financial Services (cont’d.)
Lazard Ltd. (Class A Stock) (Bermuda)	8,800	$(334,136)
PNC Financial Services Group, Inc.	2,000	(105,580)
SLM Corp.*	3,400	(38,318)
SWS Group, Inc.	2,100	(25,410)
TD Ameritrade Holding Corp.*	24,000	(465,120)

		(1,520,785)

Electric — (0.1)%
Calpine Corp.*	13,100	(144,100)
CH Energy Group, Inc.	2,900	(123,308)
Cleco Corp.	17,500	(478,275)
ITC Holdings Corp.	1,700	(88,553)
MDU Resources Group, Inc.	2,600	(61,360)
Northeast Utilities	7,500	(193,425)
NSTAR	2,600	(95,680)
OGE Energy Corp.	9,000	(332,010)
Ormat Technologies, Inc.	9,200	(348,128)
SCANA Corp.	900	(33,912)
Southern Co.	9,400	(313,208)
UIL Holdings Corp.	6,000	(168,480)
Wisconsin Energy Corp.	4,300	(214,269)

		(2,594,708)

Electric Utilities
Black Hills Corp.	9,200	(244,996)
Entergy Corp.	1,600	(130,944)
Great Plains Energy, Inc.	12,000	(232,680)
IDACORP, Inc.	1,300	(41,535)

		(650,155)

Electrical Equipment
Advanced Energy Industries, Inc.*	8,200	(123,656)
Energizer Holdings, Inc.*	1,400	(85,792)
Molex, Inc.	13,800	(297,390)

		(506,838)

Electronic Components & Equipment — (0.1)%
AMETEK, Inc.	1,400	(53,536)
Amphenol Corp. (Class A Stock)	3,200	(147,776)
AVX Corp.	14,800	(187,516)
Cymer, Inc.*	9,500	(364,610)
Dolby Laboratories, Inc. (Class A Stock)*	1,200	(57,276)
Electro Scientific Industries, Inc.*	3,400	(36,788)
FARO Technologies, Inc.*	5,100	(109,344)
FLIR Systems, Inc.*	7,600	(248,672)
Newport Corp.*	8,000	(73,520)
PerkinElmer, Inc.	22,300	(459,157)
Trimble Navigation Ltd.*	20,500	(516,600)
Woodward Governor Co.	18,100	(466,437)

		(2,721,232)

Electronic Equipment & Instruments
Itron, Inc.*	7,500	(506,775)

Energy – Alternate Sources
Covanta Holding Corp.*	5,200	(94,068)

Engineering/Construction
Aecom Technology Corp.*	18,700	(514,250)
Granite Construction, Inc.	12,800	(430,848)
Shaw Group, Inc. (The)*	8,000	(230,000)

		(1,175,098)

Entertainment & Leisure
Brunswick Corp.	27,100	(344,441)
Callaway Golf Co.	22,800	(171,912)
DreamWorks Animation SKG, Inc. (Class A Stock)*	700	(27,965)
Penn National Gaming, Inc.*	5,400	(146,772)
Scientific Games Corp. (Class A Stock)*	27,200	(395,760)
WMS Industries, Inc.*	10,600	(424,000)

		(1,510,850)

Environmental Control
Clean Harbors, Inc.*	8,000	(476,880)
Mine Safety Appliances Co.	11,200	(297,136)
Tetra Tech, Inc.*	9,500	(258,115)
Waste Connections, Inc.*	2,100	(70,014)

		(1,102,145)

Financial Services
Broadridge Financial Solutions, Inc.	2,200	(49,632)
Jefferies Group, Inc.*	5,500	(130,515)
SVB Financial Group*	4,300	(179,267)

		(359,414)

Foods
Corn Products International, Inc.	2,700	(78,921)
Hain Celestial Group, Inc. (The)*	12,400	(210,924)
Hershey Co. (The)	800	(28,632)
J & J Snack Foods Corp.	800	(31,968)
J.M. Smucker Co. (The)	4,900	(302,575)
Sysco Corp.	9,400	(262,636)
Tootsie Roll Industries, Inc.	1,200	(32,856)
TreeHouse Foods, Inc.*	1,500	(58,290)

		(1,006,802)

Gas Utilities
EQT Corp.	10,300	(452,376)
National Fuel Gas Co.	5,100	(255,000)

		(707,376)

Healthcare Products — (0.1)%
DENTSPLY International, Inc.	4,400	(154,748)
Edwards Lifesciences Corp.*	400	(34,740)
Gen-Probe, Inc.*	10,200	(437,580)
Masimo Corp.*	2,900	(88,218)
Natus Medical, Inc.*	7,000	(103,530)
Palomar Medical Technologies, Inc.*	5,700	(57,456)
Patterson Cos., Inc.*	14,800	(414,104)
St. Jude Medical, Inc.*	5,200	(191,256)
Stryker Corp.	4,900	(246,813)
Thoratec Corp.*	1,300	(34,996)
Varian Medical Systems, Inc.*	11,100	(520,035)
Zimmer Holdings, Inc.*	4,100	(242,351)

		(2,525,827)

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Healthcare Providers & Services
Air Methods Corp.*	3,900	$(131,118)
Brookdale Senior Living, Inc.*	26,100	(474,759)
CIGNA Corp.	2,000	(70,540)
Covance, Inc.*	1,500	(81,855)
DaVita, Inc.*	600	(35,244)
Kindred Healthcare, Inc.*	5,100	(94,146)
LifePoint Hospitals, Inc.*	800	(26,008)
Odyssey HealthCare, Inc.*	10,300	(160,474)
Owens & Minor, Inc.	1,800	(77,274)

		(1,151,418)

Healthcare Services
WellCare Health Plans, Inc.*	5,700	(209,532)

Home Builders — (0.1)%
KB Home	27,200	(372,096)
Lennar Corp. (Class A Stock)	35,200	(449,504)
MDC Holdings, Inc.	7,400	(229,696)
Pulte Homes, Inc.*	50,400	(504,000)
Ryland Group, Inc.	16,000	(315,200)
Toll Brothers, Inc.*	11,600	(218,196)

		(2,088,692)

Home Furnishings
Harman International Industries, Inc.	14,500	(511,560)

Hotels & Motels
MGM Mirage, Inc.*	4,800	(43,776)

Hotels, Restaurants & Leisure
International Game Technology	18,600	(349,122)
Marcus Corp.	1,600	(20,512)
Marriott International, Inc. (Class A Stock)	16,843	(458,972)
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	14,100	(142,974)
Starwood Hotels & Resorts Worldwide, Inc.	13,600	(497,352)

		(1,468,932)

Household Durables
Snap-on, Inc.	7,800	(329,628)

Insurance — (0.1)%
Alleghany Corp.*	400	(110,400)
Aon Corp.	3,600	(138,024)
Arthur J. Gallagher & Co.	5,100	(114,801)
Brown & Brown, Inc.	8,200	(147,354)
Fidelity National Financial, Inc. (Class A Stock)	16,900	(227,474)
First American Corp.	11,900	(394,009)
Horace Mann Educators Corp.	14,500	(181,250)
Infinity Property & Casualty Corp.	3,900	(158,496)
Loews Corp.	6,900	(250,815)
Markel Corp.*	1,300	(442,000)
Marsh & McLennan Cos., Inc.	5,800	(128,064)
Mercury General Corp.	1,400	(54,964)
Old Republic International Corp.	30,500	(306,220)
Progressive Corp. (The)*	7,500	(134,925)
Safety Insurance Group, Inc.	4,400	(159,412)
United Fire & Casualty Co.	5,700	(103,911)

		(3,052,119)

Internet Software & Services
Blue Coat Systems, Inc.*	3,200	(91,328)
Digital River, Inc.*	1,400	(37,786)
eBay, Inc.*	4,500	(105,930)
Infospace, Inc.*	5,600	(47,992)
Oracle Corp.	10,600	(260,124)
ValueClick, Inc.*	12,100	(122,452)
VeriSign, Inc.*	14,100	(341,784)
Yahoo!, Inc.*	15,300	(256,734)

		(1,264,130)

Machinery & Equipment — (0.1)%
AGCO Corp.*	14,800	(478,632)
Astec Industries, Inc.*	7,100	(191,274)
Bucyrus International, Inc.	1,000	(56,370)
Caterpillar, Inc.	8,200	(467,318)
Graco, Inc.	900	(25,713)
Intevac, Inc.*	6,900	(79,143)
Kennametal, Inc.	15,300	(396,576)
Nordson Corp.	1,100	(67,298)
Wabtec Corp.	11,500	(469,660)
Zebra Technologies Corp. (Class A Stock)*	3,000	(85,080)

		(2,317,064)

Manufacturing — (0.1)%
AptarGroup, Inc.	5,200	(185,848)
CLARCOR, Inc.	7,700	(249,788)
Danaher Corp.	200	(15,040)
Eaton Corp.	2,000	(127,240)
General Electric Co.	21,100	(319,243)
Matthews International Corp. (Class A Stock)	11,100	(393,273)
Movado Group, Inc.	7,500	(72,900)
Parker Hannifin Corp.	4,600	(247,848)
Textron, Inc.	28,700	(539,847)

		(2,151,027)

Media
DIRECTV (Class A Stock)*	13,802	(460,297)
Liberty Global, Inc. (Class A Stock)*	12,500	(273,875)
Liberty Media Corp. – Capital (Class A Stock)*	2,000	(47,760)
Liberty Media Corp. – Starz (Class A Stock)*	1,380	(63,687)
News Corp. (Class A Stock)	3,300	(45,177)

		(890,796)

Metals & Mining — (0.1)%
Allegheny Technologies, Inc.	12,300	(550,671)
Alpha Natural Resources, Inc.*	3,700	(160,506)
AMCOL International Corp.	7,100	(201,782)
Carpenter Technology Corp.	15,500	(417,725)
Cliffs Natural Resources, Inc.	7,100	(327,239)
Massey Energy Co.	7,200	(302,472)

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Metals & Mining (cont’d.)
Nucor Corp.	800	$(37,320)
Peabody Energy Corp.	1,800	(81,378)
Precision Castparts Corp.	4,500	(496,575)
Royal Gold, Inc.	4,900	(230,790)
Timken Co.	17,300	(410,183)
Titanium Metals Corp.*	42,000	(525,840)
Vulcan Materials Co.	5,800	(305,486)

		(4,047,967)

Multi-Utilities
PNM Resources, Inc.	4,300	(54,395)
Xcel Energy, Inc.	6,700	(142,174)

		(196,569)

Office Equipment & Supplies
Standard Register Co. (The)	5,900	(30,090)

Oil, Gas & Consumable Fuels — (0.2)%
Arch Coal, Inc.	11,900	(264,775)
Atwood Oceanics, Inc.*	12,900	(462,465)
Baker Hughes, Inc.	7,700	(311,696)
Cabot Oil & Gas Corp.	7,200	(313,848)
Concho Resources, Inc.*	1,500	(67,350)
Denbury Resources, Inc.*	24,800	(367,040)
Dril-Quip, Inc.*	3,100	(175,088)
EOG Resources, Inc.	3,000	(291,900)
EXCO Resources, Inc.	25,700	(545,611)
Exterran Holdings, Inc.*	20,000	(429,000)
Frontier Oil Corp.	4,700	(56,588)
Halliburton Co.	10,100	(303,909)
Helmerich & Payne, Inc.	1,000	(39,880)
Lufkin Industries, Inc.	3,500	(256,200)
Mariner Energy, Inc.*	7,500	(87,075)
Nabors Industries Ltd. (Bermuda)*	2,200	(48,158)
National Oilwell Varco, Inc.	5,800	(255,722)
Nicor, Inc.	1,400	(58,940)
Noble Energy, Inc.	2,600	(185,172)
Northwest Natural Gas Co.	5,700	(256,728)
Penn Virginia Corp.	1,900	(40,451)
Petrohawk Energy Corp.*	16,500	(395,835)
Pioneer Natural Resources Co.	1,700	(81,889)
Pride International, Inc.*	6,300	(201,033)
Questar Corp.	11,600	(482,212)
SandRidge Energy, Inc.*	7,000	(66,010)
Seahawk Drilling, Inc.*	393	(8,858)
Smith International, Inc.	15,100	(410,267)
Superior Well Services, Inc.*	7,300	(104,098)
Tesoro Corp.	2,000	(27,100)
TETRA Technologies, Inc.*	19,900	(220,492)
Transocean Ltd. (Switzerland)*	2,200	(182,160)
Vectren Corp.	8,000	(197,440)

		(7,194,990)

Paper & Forest Products
Wausau Paper Corp.	3,200	(37,120)
Weyerhaeuser Co.	6,400	(276,096)

		(313,216)

Pharmaceuticals — (0.1)%
Abbott Laboratories	3,100	(167,369)
BioMarin Pharmaceutical, Inc.*	23,300	(438,273)
Cardinal Health, Inc.	10,000	(322,400)
Express Scripts, Inc.*	5,000	(432,250)
King Pharmaceuticals, Inc.*	14,200	(174,234)
McKesson Corp.	4,900	(306,250)
Mylan, Inc.*	3,700	(68,191)
Salix Pharmaceuticals Ltd.*	14,900	(378,460)
Savient Pharmaceuticals, Inc.*	14,700	(200,067)

		(2,487,494)

Real Estate Investment Trusts — (0.1)%
AvalonBay Communities, Inc.	4,960	(407,265)
Boston Properties, Inc.	3,600	(241,452)
Corporate Office Properties Trust	4,400	(161,172)
Digital Realty Trust, Inc.	3,500	(175,980)
Equity Residential	1,900	(64,182)
Federal Realty Investment Trust	2,000	(135,440)
HCP, Inc.	7,600	(232,104)
Health Care REIT, Inc.	7,200	(319,104)
Highwoods Properties, Inc.	2,200	(73,370)
Home Properties, Inc.	4,400	(209,924)
Nationwide Health Properties, Inc.	4,400	(154,792)
Omega Healthcare Investors, Inc.	1,000	(19,450)
Plum Creek Timber Co., Inc.	3,300	(124,608)
Potlatch Corp.	1,200	(38,256)
Public Storage, Inc.	200	(16,290)
Rayonier, Inc.	900	(37,944)
Regency Centers Corp.	2,500	(87,650)
Senior Housing Properties Trust	2,800	(61,236)
Ventas, Inc.	5,000	(218,700)
Vornado Realty Trust	500	(34,970)

		(2,813,889)

Retail & Merchandising — (0.1)%
Abercrombie & Fitch Co. (Class A Stock)	11,700	(407,745)
American Eagle Outfitters, Inc.	27,800	(472,044)
Bed Bath & Beyond, Inc.*	3,000	(115,890)
CVS Caremark Corp.	12,600	(405,846)
Dick’s Sporting Goods, Inc.*	3,900	(96,993)
Finish Line, Inc. (The) (Class A Stock)	3,500	(43,925)
GameStop Corp. (Class A Stock)*	7,800	(171,132)
J. Crew Group, Inc.*	5,900	(263,966)
J.C. Penney Co., Inc.	2,200	(58,542)
Lowe’s Cos., Inc.	3,300	(77,187)
Macy’s, Inc.	9,600	(160,896)
Nordstrom, Inc.	12,200	(458,476)
O’Reilly Automotive, Inc.*	12,700	(484,124)
Ruddick Corp.	16,000	(411,680)
Saks’s, Inc.*	5,800	(38,048)
Signet Jewelers Ltd. (Bermuda)*	13,300	(355,376)
Staples, Inc.	4,700	(115,573)
Starbucks Corp.*	15,700	(362,042)
Tiffany & Co.	11,000	(473,000)
Walgreen Co.	9,000	(330,480)

		(5,302,965)

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Savings & Loan
Brookline Bancorp, Inc.	4,500	$(44,595)
Capitol Federal Financial	2,900	(91,234)
First Niagara Financial Group, Inc.	4,000	(55,640)

		(191,469)

Semiconductors — (0.1)%
Analog Devices, Inc.	2,500	(78,950)
Applied Materials, Inc.	27,400	(381,956)
Brooks Automation, Inc.*	20,200	(173,316)
Cohu, Inc.	4,500	(62,775)
Integrated Device Technology, Inc.*	43,200	(279,504)
International Rectifier Corp.*	22,200	(491,064)
KLA-Tencor Corp.	12,300	(444,768)
Lam Research Corp.*	10,500	(411,705)
Maxim Integrated Products, Inc.	5,000	(101,500)
MEMC Electronic Materials, Inc.*	27,800	(378,636)
Microchip Technology, Inc.	600	(17,436)
MKS Instruments, Inc.*	15,000	(261,150)
Novellus Systems, Inc.*	11,100	(259,074)
QLogic Corp.*	11,200	(211,344)
Rambus, Inc.*	23,100	(563,640)
Rudolph Technologies, Inc.*	9,700	(65,184)
Teradyne, Inc.*	10,000	(107,300)
Varian Semiconductor Equipment Associates, Inc.*	13,900	(498,732)
Xilinx, Inc.	12,300	(308,238)

		(5,096,272)

Software — (0.1)%
Activision Blizzard, Inc.*	36,100	(401,071)
Acxiom Corp.*	24,600	(330,132)
Cerner Corp.*	5,800	(478,152)
Citrix Systems, Inc.*	7,700	(320,397)
Emdeon, Inc. (Class A Stock)*	8,000	(122,000)
Fair Isaac Corp.	4,200	(89,502)
VMware, Inc. (Class A Stock)*	9,900	(419,562)

		(2,160,816)

Specialty Retail
CarMax, Inc.*	21,000	(509,250)
Collective Brands, Inc.*	14,100	(321,057)
Office Depot, Inc.*	12,400	(79,980)
OfficeMax, Inc.*	20,200	(256,338)

		(1,166,625)

Telecommunications
American Tower Corp. (Class A Stock)*	4,600	(198,766)
Ciena Corp.*	32,900	(356,636)
CommScope, Inc.*	9,400	(249,382)
Comtech Telecommunications Corp.*	300	(10,515)
Frontier Communications Corp.	6,100	(47,641)
General Communication, Inc. (Class A Stock)*	9,000	(57,420)
NeuStar, Inc. (Class A Stock)*	2,700	(62,208)
Plantronics, Inc.	3,700	(96,126)
Polycom, Inc.*	7,200	(179,784)
QUALCOMM, Inc.	10,200	(471,852)
tw telecom, Inc.*	5,900	(101,126)
Virgin Media, Inc.	4,300	(72,369)

		(1,903,825)

Thrifts & Mortgage Finance
People’s United Financial, Inc.	6,300	(105,210)

Tobacco
Philip Morris International, Inc.	4,200	(202,398)

Transportation
Alexander & Baldwin, Inc.	10,400	(355,992)
Expeditors International of Washington, Inc.	7,300	(253,529)
J.B. Hunt Transport Services, Inc.	13,300	(429,191)
Kansas City Southern*	17,800	(592,562)
Kirby Corp.*	2,000	(69,660)
Werner Enterprises, Inc.	6,300	(124,677)

		(1,825,611)

Utilities
Duke Energy Corp.	3,600	(61,956)

Wireless Telecommunication Services
Crown Castle International Corp*	2,200	(85,888)
Leap Wireless International, Inc.*	11,100	(194,805)
MetroPCS Communications, Inc.*	17,900	(136,577)
NII Holdings, Inc.*	2,000	(67,160)
SBA Communications Corp. (Class A Stock)*	9,700	(331,352)

		(815,782)

TOTAL SECURITIES SOLD SHORT
(proceeds received $86,659,346)		(94,927,591)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT(o) — 99.5%
(cost $4,430,085,859)		4,687,231,762
Other assets in excess of other liabilities(x) — 0.5%		24,761,244

NET ASSETS — 100.0%
		$4,711,993,006

The following abbreviations are used in the Portfolio descriptions:

144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
FDIC	Federal Deposit Insurance Corp.
GSCI	Goldman Sachs Commodity Index
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
NYSE	New York Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

REIT	Real Estate Investment Trust
SNAT	Supra National Bank
SPDR	Standard & Poor’s Depositary Receipts
TIPS	Treasury Inflation Protected Securities
TSX	Toronto Stock Exchange
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krona
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security or securities that have been deemed illiquid.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(l)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2009, 29 securities representing $38,234,196 and 0.8% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2009.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.
(x)
Other assets in excess of other liabilities includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts and interest rate and credit default swap agreements as follows:

Financial futures contracts open at December 31, 2009:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions:
97	90 Day Euro Dollar	Mar 10	$24,010,325	$24,163,913	$153,588
350	90 Day Euro Dollar	Jun 10	86,764,050	86,905,000	140,950
160	90 Day Euro Dollar	Sep 10	39,432,000	39,560,000	128,000
28	90 Day Euro EURIBOR	Jun 10	9,884,886	9,921,943	37,057
50	90 Day Euro EURIBOR	Jun 11	17,534,943	17,493,764	(41,179)
24	5 Year Euro-Bobl	Mar 10	4,013,533	3,979,300	(34,233)
18	5 Year U.S. Treasury Notes	Mar 10	2,110,641	2,058,891	(51,750)
68	10 Year Australian Bond	Mar 10	44,501,979	44,415,239	(86,740)
28	10 Year Canadian Bond	Mar 10	3,204,078	3,154,869	(49,209)
185	10 Year Euro-Bund	Mar 10	32,616,842	32,140,359	(476,483)
4	10 Year Japanese Bond	Mar 10	5,997,208	5,999,892	2,684
61	10 Year U.K. Gilt	Mar 10	11,541,025	11,276,408	(264,617)
391	10 Year U.S. Treasury Notes	Mar 10	46,125,828	45,142,172	(983,656)
2	Amsterdam Index	Jan 10	186,418	192,382	5,964
117	CAC40 10 Euro	Jan 10	6,466,963	6,610,884	143,921
4	DAX Index	Mar 10	844,790	854,323	9,533
48	DJ Euro Stoxx 50	Mar 10	2,015,740	2,045,042	29,302
95	FTSE 100 Index	Mar 10	8,068,653	8,226,878	158,225
14	FTSE/MIB Index	Mar 10	2,284,130	2,336,411	52,281
12	Hang Seng Index	Jan 10	1,676,888	1,696,675	19,787
18	IBEX 35 Index	Jan 10	3,034,083	3,076,853	42,770
10	Russell 2000 Mini	Mar 10	611,140	623,900	12,760
39	S&P 500	Mar 10	10,666,912	10,829,325	162,413
31	S&P 500 E-Mini	Mar 10	1,709,395	1,721,585	12,190
2	S&P/TSX 60 Index	Mar 10	257,406	264,206	6,800
11	Topix Index	Mar 10	1,062,522	1,068,288	5,766

					$(863,876)

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Financial futures contracts open at December 31, 2009 (continued):

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Short Positions:
48	10 Year Australian Bond	Mar 10	$31,404,781	$31,351,933	$52,848
186	10 Year Canadian Bond	Mar 10	21,345,690	20,957,346	388,344
23	10 Year Euro-Bund	Mar 10	4,035,165	3,995,829	39,336
13	10 Year Japanese Bond	Mar 10	19,461,534	19,499,651	(38,117)
189	10 Year Mini Japanese Government Bond	Mar 10	28,297,723	28,355,581	(57,858)
90	10 Year U.K Gilt	Mar 10	17,011,743	16,637,324	374,419
19	Amsterdam Index	Jan 10	1,786,011	1,827,630	(41,619)
2	DAX Index	Mar 10	422,682	427,162	(4,480)
100	FNX-ICE	Mar 10	7,640,216	7,822,000	(181,784)
4	Hang Seng Index	Jan 10	558,556	565,558	(7,002)
72	S&P 500 E-Mini	Mar 10	3,949,495	3,998,520	(49,025)
3	S&P/TSX 60 Index	Mar 10	389,706	396,309	(6,603)
47	SPI 200	Mar 10	4,931,637	5,149,491	(217,854)
49	Topix Index	Mar 10	4,700,070	4,758,738	(58,668)

					191,937

					$(671,939)

Commodity futures contracts open at December 31, 2009:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions:
30	Brent Crude	Feb 10	$2,283,870	$2,337,900	$54,030
111	Brent Crude	Mar 10	8,566,370	8,730,150	163,780
54	Coffee ‘C’	Mar 10	2,897,494	2,752,988	(144,506)
57	Coffee ‘C’	May 10	3,113,216	2,941,200	(172,016)
399	Corn	Mar 10	7,861,450	8,269,275	407,825
499	Corn	May 10	10,453,538	10,585,038	131,500
73	Cotton No.2	Mar 10	2,543,590	2,759,400	215,810
118	Cotton No.2	May 10	4,425,395	4,518,810	93,415
5	Gas Oil	Jan 10	309,750	317,750	8,000
43	Gas Oil	Feb 10	2,705,325	2,758,450	53,125
290	Gas Oil	Mar 10	18,381,075	18,777,500	396,425
8	Gasoline RBOB	Feb 10	676,129	689,775	13,646
58	Gasoline RBOB	Mar 10	4,922,501	5,046,418	123,917
22	Gold 100 OZ	Feb 10	2,433,450	2,411,640	(21,810)
116	Gold 100 OZ	Apr 10	13,282,370	12,732,160	(550,210)
15	Heating Oil	Feb 10	1,261,415	1,332,827	71,412
53	Heating Oil	Mar 10	4,626,888	4,723,349	96,461
13	Lean Hogs	Feb 10	334,280	341,120	6,840
206	Lean Hogs	Apr 10	5,706,030	5,757,700	51,670
10	Live Cattle	Feb 10	347,570	344,700	(2,870)
115	Live Cattle	Apr 10	4,076,160	4,130,800	54,640
99	LME Copper	Mar 10	15,773,000	18,245,700	2,472,700
48	LME Copper	May 10	8,322,275	8,867,400	545,125
61	LME Nickel	Mar 10	6,752,778	6,777,222	24,444
14	LME Nickel	May 10	1,534,068	1,559,376	25,308
127	LME PRI Aluminum	Mar 10	6,205,421	7,067,550	862,129
81	LME PRI Aluminum	May 10	4,365,694	4,552,200	186,506
18	LME Zinc	Mar 10	1,044,337	1,150,650	106,313
59	Natural Gas	Feb 10	3,079,060	3,287,480	208,420
360	Natural Gas	Mar 10	20,189,100	19,915,200	(273,900)
33	Silver	Mar 10	2,874,030	2,779,425	(94,605)
30	Silver	May 10	2,769,755	2,529,900	(239,855)
158	Soybean	Mar 10	8,312,412	8,283,150	(29,262)
64	Soybean	May 10	3,378,525	3,372,000	(6,525)

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Commodity futures contracts open at December 31, 2009 (continued):

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions (cont’d.)
55	Sugar #11 (World)	Mar 10	$1,404,726	$1,660,120	$255,394
162	Sugar #11 (World)	May 10	4,238,349	4,577,731	339,382
202	Wheat	Mar 10	5,446,450	5,469,150	22,700
219	Wheat	May 10	6,269,075	6,077,250	(191,825)
89	WTI Crude	Feb 10	6,696,930	7,063,040	366,110
505	WTI Crude	Mar 10	39,521,080	40,410,100	889,020

					6,518,663

Short Positions:
78	LME PRI Aluminum	Mar 10	4,191,118	4,340,700	(149,582)
1	LME PRI Aluminum	May 10	49,694	56,200	(6,506)
62	LME Copper	Mar 10	10,677,125	11,426,600	(749,475)
34	LME Nickel	Mar 10	3,495,480	3,777,468	(281,988)
					(1,187,551)

					$5,331,112 (1)

(1)	Cash of $652,522 and U.S. Treasury Obligations with a market value of $33,465,658 has been segregated to cover requirements for open futures contracts as of December 31, 2009.

Forward foreign currency exchange contracts outstanding at December 31, 2009:

			Notional				Unrealized
			Amount		Value at Settlement	Current	Appreciation
Purchase Contracts	Counterparty		(000)		Date Payable	Value	(Depreciation)

Australian Dollar,
Expiring 01/04/10	Goldman Sachs & Co.	AUD	—	*	$18	$18	$—
Expiring 01/11/10	Citicorp	AUD	155		136,544	139,069	2,525
Expiring 01/11/10	Goldman Sachs & Co.	AUD	90		83,029	80,750	(2,279)
Expiring 01/11/10	Royal Bank of Scotland	AUD	80		72,412	71,778	(634)
Expiring 01/11/10	UBS Securities	AUD	39		35,570	34,992	(578)
Expiring 01/11/10	UBS Securities	AUD	10		9,114	8,972	(142)
Expiring 03/17/10	Credit Suisse First Boston Corp.	AUD	549		492,848	489,254	(3,594)
Expiring 03/17/10	Deutsche Bank	AUD	3,147		2,837,189	2,804,596	(32,593)
Expiring 03/17/10	Morgan Stanley	AUD	460		415,802	409,644	(6,158)
Expiring 03/17/10	Morgan Stanley	AUD	400		362,628	356,096	(6,532)
Expiring 03/17/10	Morgan Stanley	AUD	267		235,324	237,985	2,661
Expiring 03/17/10	Morgan Stanley	AUD	170		154,290	151,913	(2,377)
Expiring 03/17/10	Morgan Stanley	AUD	121		106,883	108,160	1,277
Expiring 03/17/10	Morgan Stanley	AUD	118		105,751	104,966	(785)
Expiring 03/17/10	Royal Bank of Scotland	AUD	4,406		3,963,231	3,926,435	(36,796)
Expiring 03/17/10	Royal Bank of Scotland	AUD	2,937		2,650,994	2,617,622	(33,372)
Expiring 03/17/10	Royal Bank of Scotland	AUD	494		443,950	440,329	(3,621)
Expiring 03/17/10	UBS Securities	AUD	55		49,274	48,925	(349)
Brazilian Real,
Expiring 02/02/10	Deutsche Bank	BRL	1,354		703,598	772,175	68,577
Expiring 02/02/10	Deutsche Bank	BRL	1,260		654,744	718,559	63,815
Expiring 02/02/10	Hong Kong & Shanghai Bank	BRL	1,017		567,000	579,906	12,906
Expiring 02/02/10	Hong Kong & Shanghai Bank	BRL	3		2,000	1,976	(24)
British Pound,
Expiring 01/13/10	Citibank	GBP	1,366		2,271,877	2,206,189	(65,688)
Expiring 01/13/10	JPMorgan Securities	GBP	25		40,761	40,377	(384)
Expiring 01/13/10	Royal Bank of Scotland	GBP	394		628,379	636,338	7,959
Expiring 01/13/10	Royal Bank of Scotland	GBP	70		115,435	113,055	(2,380)
Expiring 03/17/10	HSBC Securities	GBP	902		1,443,717	1,455,893	12,176
Expiring 03/17/10	HSBC Securities	GBP	601		962,478	970,595	8,117
Expiring 03/17/10	Morgan Stanley	GBP	708		1,155,134	1,143,756	(11,378)

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Date Payable	Value	(Depreciation)

British Pound (cont’d.),
Expiring 03/17/10	Morgan Stanley	GBP	302	$483,723	$488,073	$4,350
Expiring 03/17/10	Morgan Stanley	GBP	193	307,714	311,414	3,700
Expiring 03/17/10	Morgan Stanley	GBP	191	305,082	308,885	3,803
Expiring 03/17/10	Morgan Stanley	GBP	68	110,689	109,922	(767)
Expiring 03/17/10	Royal Bank of Scotland	GBP	759	1,219,620	1,225,352	5,732
Expiring 03/17/10	UBS Securities	GBP	875	1,421,130	1,412,626	(8,504)
Canadian Dollar,
Expiring 01/21/10	JPMorgan Securities	CAD	1,405	1,319,859	1,343,432	23,573
Expiring 03/17/10	Credit Suisse First Boston Corp.	CAD	209	195,963	199,357	3,394
Expiring 03/17/10	Morgan Stanley	CAD	1,455	1,362,997	1,391,195	28,198
Expiring 03/17/10	Morgan Stanley	CAD	1,159	1,095,926	1,108,607	12,681
Expiring 03/17/10	Morgan Stanley	CAD	975	913,237	932,043	18,806
Expiring 03/17/10	Morgan Stanley	CAD	829	785,357	793,033	7,676
Expiring 03/17/10	Morgan Stanley	CAD	585	547,400	559,619	12,219
Expiring 03/17/10	Morgan Stanley	CAD	453	428,730	433,210	4,480
Expiring 03/17/10	Morgan Stanley	CAD	250	235,234	238,638	3,404
Expiring 03/17/10	Royal Bank of Scotland	CAD	188	177,098	179,421	2,323
Expiring 03/17/10	UBS Securities	CAD	1,500	1,421,719	1,434,222	12,503
Expiring 03/17/10	UBS Securities	CAD	100	93,883	95,615	1,732
Expiring 03/17/10	UBS Securities	CAD	100	95,549	95,615	66
Expiring 03/17/10	UBS Securities	CAD	21	19,617	19,936	319
Chinese Yuan,
Expiring 03/16/10	Bank of America	CNY	518	76,000	75,971	(29)
Expiring 03/16/10	Bank of America	CNY	130	19,000	18,995	(5)
Expiring 03/16/10	Chase Securities, Inc.	CNY	434	64,000	63,656	(344)
Expiring 03/29/10	Barclays Capital Group	CNY	290	42,948	42,546	(402)
Expiring 03/29/10	Chase Securities, Inc.	CNY	19	2,752	2,727	(25)
Expiring 03/29/10	Citibank	CNY	2,063	305,349	302,400	(2,949)
Expiring 03/29/10	Deutsche Bank	CNY	1,379	204,300	202,148	(2,152)
Expiring 03/29/10	Deutsche Bank	CNY	2	341	338	(3)
Expiring 03/29/10	Hong Kong & Shanghai Bank	CNY	1,985	293,500	291,010	(2,490)
Expiring 06/07/10	Barclays Capital Group	CNY	1,523	225,000	223,547	(1,453)
Expiring 06/07/10	Barclays Capital Group	CNY	1,509	223,000	221,560	(1,440)
Expiring 06/07/10	Barclays Capital Group	CNY	862	127,000	126,590	(410)
Expiring 06/07/10	Barclays Capital Group	CNY	314	47,000	46,062	(938)
Expiring 06/07/10	Barclays Capital Group	CNY	170	25,000	24,884	(116)
Expiring 06/07/10	Citibank	CNY	68	10,000	9,963	(37)
Expiring 06/07/10	Deutsche Bank	CNY	828	122,226	121,544	(682)
Expiring 06/07/10	JPMorgan Securities	CNY	8,104	1,200,000	1,189,430	(10,570)
Expiring 06/07/10	Morgan Stanley	CNY	1,473	217,000	216,203	(797)
Expiring 06/10/10	Hong Kong & Shanghai Bank	CNY	1,457	215,000	213,874	(1,126)
Expiring 06/15/11	Deutsche Bank	CNY	405	63,000	63,593	593
Expiring 11/16/10	Barclays Capital Group	CNY	2,114	320,000	311,894	(8,106)
Expiring 11/17/10	Barclays Capital Group	CNY	5,063	752,851	747,137	(5,714)
Expiring 11/17/10	Citibank	CNY	1,075	162,000	158,583	(3,417)
Expiring 11/17/10	Citibank	CNY	159	24,000	23,494	(506)
Expiring 11/17/10	Deutsche Bank	CNY	1,061	160,000	156,614	(3,386)
Expiring 11/17/10	Deutsche Bank	CNY	874	132,000	128,914	(3,086)
Expiring 11/17/10	Deutsche Bank	CNY	573	86,610	84,585	(2,025)
Expiring 11/17/10	Deutsche Bank	CNY	272	41,000	40,162	(838)
Expiring 11/17/10	Deutsche Bank	CNY	166	25,000	24,475	(525)
Expiring 11/17/10	JPMorgan Securities	CNY	321	48,331	47,354	(977)
Expiring 11/17/10	Morgan Stanley	CNY	1,945	295,000	287,037	(7,963)
Expiring 11/17/10	Morgan Stanley	CNY	549	83,000	81,059	(1,941)
Expiring 11/17/10	Morgan Stanley	CNY	549	83,000	81,035	(1,965)
Expiring 11/23/10	Barclays Capital Group	CNY	391	59,000	57,733	(1,267)
Expiring 11/23/10	Barclays Capital Group	CNY	272	41,000	40,177	(823)

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Date Payable	Value	(Depreciation)

Danish Krone,
Expiring 01/27/10	Hong Kong & Shanghai Bank	DKK	5,662	$1,104,134	$1,090,384	$(13,750)
Euro,
Expiring 01/26/10	Deutsche Bank	EUR	1,834	2,631,020	2,629,061	(1,959)
Expiring 01/26/10	UBS Securities	EUR	2,150	3,087,164	3,082,051	(5,113)
Expiring 03/17/10	Morgan Stanley	EUR	366	531,374	523,947	(7,427)
Expiring 03/17/10	Morgan Stanley	EUR	304	436,681	435,672	(1,009)
Expiring 03/17/10	Morgan Stanley	EUR	287	427,064	411,128	(15,936)
Expiring 03/17/10	Morgan Stanley	EUR	158	226,665	225,964	(701)
Expiring 03/17/10	Royal Bank of Scotland	EUR	961	1,412,707	1,377,949	(34,758)
Expiring 03/17/10	UBS Securities	EUR	3,875	5,702,037	5,554,354	(147,683)
Expiring 03/17/10	UBS Securities	EUR	1,805	2,664,351	2,587,368	(76,983)
Expiring 03/17/10	UBS Securities	EUR	125	179,665	179,173	(492)
Expiring 03/17/10	UBS Securities	EUR	125	178,728	179,173	445
Expiring 03/17/10	UBS Securities	EUR	125	179,135	179,173	38
Indonesian Rupiah,
Expiring 01/22/10	Barclays Capital Group	IDR	1,954,260	198,000	207,081	9,081
Expiring 09/17/10	JPMorgan Securities	IDR	2,067,800	196,000	208,296	12,296
Japanese Yen,
Expiring 01/21/10	Goldman Sachs & Co.	JPY	231,000	2,572,859	2,480,550	(92,309)
Expiring 01/25/10	Deutsche Bank	JPY	4,473,474	49,870,004	48,038,594	(1,831,410)
Expiring 03/17/10	Deutsche Bank	JPY	142,940	1,626,483	1,535,363	(91,120)
Expiring 03/17/10	Morgan Stanley	JPY	673,723	7,647,644	7,236,655	(410,989)
Expiring 03/17/10	UBS Securities	JPY	378,065	4,219,613	4,060,903	(158,710)
Expiring 03/17/10	UBS Securities	JPY	187,500	2,128,834	2,013,992	(114,842)
Expiring 03/17/10	UBS Securities	JPY	185,658	2,101,761	1,994,207	(107,554)
Expiring 03/17/10	UBS Securities	JPY	12,500	141,405	134,266	(7,139)
Expiring 03/17/10	UBS Securities	JPY	12,500	136,755	134,266	(2,489)
Expiring 03/17/10	UBS Securities	JPY	12,500	139,163	134,266	(4,897)
Expiring 03/17/10	UBS Securities	JPY	12,500	134,866	134,266	(600)
Mexican Peso,
Expiring 04/22/10	Bank of America	MXN	1,330	97,675	100,282	2,607
Expiring 04/22/10	Deutsche Bank	MXN	3,934	300,000	296,663	(3,337)
Expiring 04/22/10	Hong Kong & Shanghai Bank	MXN	7,931	585,300	598,077	12,777
Expiring 04/22/10	Hong Kong & Shanghai Bank	MXN	4,780	370,076	360,452	(9,624)
Expiring 04/22/10	JPMorgan Securities	MXN	14,937	1,119,391	1,126,438	7,047
Expiring 04/22/10	JPMorgan Securities	MXN	7,748	580,628	584,283	3,655
New Zealand Dollar,
Expiring 03/17/10	Deutsche Bank	NZD	1,109	785,013	800,609	15,596
Expiring 03/17/10	Morgan Stanley	NZD	9,899	7,091,011	7,147,691	56,680
Expiring 03/17/10	Morgan Stanley	NZD	790	568,059	570,727	2,668
Expiring 03/17/10	Morgan Stanley	NZD	510	359,494	368,540	9,046
Expiring 03/17/10	Morgan Stanley	NZD	173	122,734	124,790	2,056
Expiring 03/17/10	Royal Bank of Scotland	NZD	2,012	1,421,140	1,452,533	31,393
Expiring 03/17/10	Royal Bank of Scotland	NZD	1,980	1,394,799	1,429,658	34,859
Expiring 03/17/10	UBS Securities	NZD	1,235	873,808	892,107	18,299
Norwegian Krone,
Expiring 01/05/10	Deutsche Bank	NOK	867	150,000	149,779	(221)
Expiring 03/17/10	Credit Suisse First Boston Corp.	NOK	6,583	1,124,642	1,133,016	8,374
Expiring 03/17/10	Deutsche Bank	NOK	2,416	417,846	415,832	(2,014)
Expiring 03/17/10	Royal Bank of Scotland	NOK	5,925	1,016,231	1,019,715	3,484
Expiring 03/17/10	UBS Securities	NOK	658	112,612	113,302	690
Expiring 03/23/10	Citicorp	NOK	173	29,704	29,766	62
Expiring 03/23/10	Hong Kong & Shanghai Bank	NOK	4,361	752,467	750,350	(2,117)
Expiring 03/23/10	Royal Bank of Canada	NOK	717	122,075	123,366	1,291
Philippine Peso,
Expiring 04/16/10	Deutsche Bank	PHP	62	1,314	1,320	6
Expiring 08/19/10	Goldman Sachs & Co.	PHP	10,676	228,264	225,464	(2,800)

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Payable	Value	(Depreciation)

Singapore Dollar,
Expiring 02/11/10	Citibank	SGD	974	$700,000	$692,609	$(7,391)
Expiring 02/11/10	Goldman Sachs & Co.	SGD	558	400,000	396,889	(3,111)
Expiring 02/11/10	JPMorgan Securities	SGD	212	152,721	150,827	(1,894)
Expiring 03/17/10	Royal Bank of Scotland	SGD	118	84,976	84,074	(902)
Expiring 03/17/10	Barclays Capital Group	SGD	287	207,000	204,458	(2,542)
Expiring 03/17/10	Morgan Stanley	SGD	219	157,350	155,759	(1,591)
Expiring 03/17/10	Morgan Stanley	SGD	4	2,741	2,713	(28)
Expiring 06/16/10	Citibank	SGD	358	258,174	254,466	(3,708)
South Korean Won,
Expiring 02/11/10	Citibank	KRW	175,680	150,000	150,672	672
Expiring 02/11/10	Citibank	KRW	95,099	80,538	81,562	1,024
Expiring 02/11/10	Citibank	KRW	94,859	80,403	81,356	953
Expiring 02/11/10	Citibank	KRW	88,671	75,094	76,049	955
Expiring 02/11/10	Citibank	KRW	88,447	74,968	75,857	889
Expiring 02/11/10	Citibank	KRW	42,328	35,847	36,303	456
Expiring 02/11/10	Citibank	KRW	42,221	35,787	36,211	424
Expiring 02/11/10	Citicorp	KRW	241,220	200,000	206,883	6,883
Expiring 02/11/10	Deutsche Bank	KRW	179,310	150,000	153,785	3,785
Expiring 02/11/10	Deutsche Bank	KRW	176,175	150,000	151,097	1,097
Expiring 02/11/10	JPMorgan Securities	KRW	178,650	150,000	153,219	3,219
Expiring 02/11/10	JPMorgan Securities	KRW	153,797	127,000	131,904	4,904
Expiring 02/11/10	Morgan Stanley	KRW	267,030	230,000	229,019	(981)
Expiring 07/28/10	Barclays Capital Group	KRW	54,000	45,570	45,960	390
Expiring 07/28/10	Barclays Capital Group	KRW	50,000	42,194	42,556	362
Expiring 07/28/10	Barclays Capital Group	KRW	24,000	20,253	20,427	174
Expiring 07/28/10	Deutsche Bank	KRW	120,280	100,000	102,372	2,372
Expiring 07/28/10	Deutsche Bank	KRW	53,767	45,058	45,762	704
Expiring 07/28/10	Deutsche Bank	KRW	53,715	45,529	45,718	189
Expiring 07/28/10	Deutsche Bank	KRW	50,108	41,991	42,648	657
Expiring 07/28/10	Deutsche Bank	KRW	50,085	42,452	42,628	176
Expiring 07/28/10	Deutsche Bank	KRW	23,929	20,053	20,367	314
Expiring 07/28/10	Deutsche Bank	KRW	23,909	20,265	20,350	85
Expiring 07/28/10	JPMorgan Securities	KRW	356,100	300,000	303,083	3,083
Expiring 07/28/10	Morgan Stanley	KRW	89,301	75,509	76,006	497
Expiring 07/28/10	Morgan Stanley	KRW	83,265	70,405	70,868	463
Expiring 07/28/10	Morgan Stanley	KRW	39,748	33,609	33,830	221
Expiring 08/27/10	Morgan Stanley	KRW	213,753	181,562	181,697	135
Expiring 08/27/10	Morgan Stanley	KRW	199,306	169,291	169,417	126
Expiring 08/27/10	Morgan Stanley	KRW	95,141	80,813	80,873	60
Expiring 11/12/10	Barclays Capital Group	KRW	96,126	82,103	81,444	(659)
Expiring 11/12/10	Barclays Capital Group	KRW	89,629	76,554	75,939	(615)
Expiring 11/12/10	Barclays Capital Group	KRW	42,786	36,544	36,251	(293)
Expiring 11/12/10	Citibank	KRW	52,548	44,999	44,522	(477)
Expiring 11/12/10	Citibank	KRW	48,996	41,958	41,512	(446)
Expiring 11/12/10	Citibank	KRW	23,388	20,028	19,816	(212)
Swedish Krona,
Expiring 03/17/10	Morgan Stanley	SEK	3,551	489,700	496,566	6,866
Expiring 03/17/10	Morgan Stanley	SEK	2,203	316,926	308,019	(8,907)
Expiring 03/17/10	Morgan Stanley	SEK	888	123,172	124,193	1,021
Expiring 03/17/10	UBS Securities	SEK	2,000	277,371	279,653	2,282
Expiring 03/17/10	UBS Securities	SEK	2,000	281,504	279,653	(1,851)
Expiring 03/23/10	Citicorp	SEK	5,827	809,710	814,793	5,083
Swiss Franc,
Expiring 03/17/10	Credit Suisse First Boston Corp.	CHF	738	709,387	713,279	3,892
Expiring 03/17/10	Deutsche Bank	CHF	5,188	5,067,556	5,017,801	(49,755)
Expiring 03/17/10	Morgan Stanley	CHF	1,379	1,321,859	1,333,804	11,945
Expiring 03/17/10	Morgan Stanley	CHF	767	737,296	741,833	4,537
Expiring 03/17/10	Morgan Stanley	CHF	632	602,806	610,801	7,995

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Payable	Value	(Depreciation)

Swiss Franc (cont’d.),
Expiring 03/17/10	Morgan Stanley	CHF	109	$106,800	$105,844	$(956)
Expiring 03/17/10	Morgan Stanley	CHF	100	98,543	96,991	(1,552)
Expiring 03/17/10	RBS Group Australia	CHF	664	639,198	641,951	2,753
Expiring 03/17/10	UBS Securities	CHF	625	608,438	604,474	(3,964)
Expiring 03/17/10	UBS Securities	CHF	125	120,921	120,894	(27)
Expiring 03/17/10	UBS Securities	CHF	74	70,966	71,328	362

				$166,055,596	$163,172,329	$(2,883,267)

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Sale Contracts	Counterparty		(000)	Receivable	Value	(Depreciation)

Australian Dollar,
Expiring 01/11/10	JPMorgan Securities	AUD	562	$518,114	$504,238	$13,876
Expiring 01/11/10	Royal Bank of Scotland	AUD	7,720	7,157,984	6,926,550	231,434
Expiring 03/17/10	Morgan Stanley	AUD	1,903	1,742,911	1,695,710	47,201
Expiring 03/17/10	Morgan Stanley	AUD	566	504,422	504,665	(243)
Expiring 03/17/10	Morgan Stanley	AUD	469	415,395	418,378	(2,983)
British Pound,
Expiring 01/13/10	Citibank	GBP	415	690,211	670,255	19,956
Expiring 03/17/10	Credit Suisse First Boston Corp.	GBP	510	827,053	823,359	3,694
Expiring 03/17/10	Deutsche Bank	GBP	4,364	7,167,047	7,044,904	122,143
Expiring 03/17/10	Hong Kong & Shanghai Bank	GBP	5,272	8,593,116	8,511,031	82,085
Expiring 03/17/10	Morgan Stanley	GBP	392	647,898	633,317	14,581
Expiring 03/17/10	Morgan Stanley	GBP	245	403,644	395,684	7,960
Expiring 03/17/10	Morgan Stanley	GBP	240	398,147	387,705	10,442
Expiring 03/17/10	Morgan Stanley	GBP	154	252,406	247,957	4,449
Expiring 03/17/10	Royal Bank of Scotland	GBP	459	745,151	741,023	4,128
Expiring 03/17/10	UBS Securities	GBP	930	1,508,535	1,501,947	6,588
Expiring 03/17/10	UBS Securities	GBP	51	82,691	82,336	355
Canadian Dollar,
Expiring 03/17/10	Deutsche Bank	CAD	1,701	1,612,139	1,625,930	(13,791)
Expiring 03/17/10	Morgan Stanley	CAD	10,719	10,135,167	10,248,577	(113,410)
Expiring 03/17/10	Morgan Stanley	CAD	366	347,145	350,397	(3,252)
Expiring 03/17/10	Morgan Stanley	CAD	288	273,810	275,278	(1,468)
Expiring 03/17/10	Morgan Stanley	CAD	261	248,858	249,645	(787)
Expiring 03/17/10	Royal Bank of Scotland	CAD	352	329,714	336,564	(6,850)
Chinese Yuan,
Expiring 03/16/10	Citibank	CNY	163	24,000	23,922	78
Expiring 03/16/10	Deutsche Bank	CNY	428	63,000	62,754	246
Expiring 03/16/10	Deutsche Bank	CNY	170	25,000	24,906	94
Expiring 03/16/10	JPMorgan Securities	CNY	321	47,172	47,040	132
Expiring 03/29/10	Barclays Capital Group	CNY	400	59,000	58,677	323
Expiring 03/29/10	Barclays Capital Group	CNY	278	41,000	40,796	204
Expiring 03/29/10	Citibank	CNY	1,099	162,000	161,160	840
Expiring 03/29/10	Deutsche Bank	CNY	1,086	160,000	159,252	748
Expiring 03/29/10	Deutsche Bank	CNY	896	132,000	131,325	675
Expiring 03/29/10	Deutsche Bank	CNY	573	84,465	84,034	431
Expiring 03/29/10	Deutsche Bank	CNY	278	41,000	40,796	204
Expiring 03/29/10	Morgan Stanley	CNY	563	83,000	82,576	424
Expiring 03/29/10	Morgan Stanley	CNY	563	83,000	82,551	449
Expiring 06/07/10	Barclays Capital Group	CNY	1,509	223,000	221,560	1,440
Euro,
Expiring 01/04/10	UBS Securities	EUR	2,150	3,087,213	3,082,128	5,085
Expiring 01/08/10	Hong Kong & Shanghai Bank	EUR	271	408,939	388,489	20,450
Expiring 01/26/10	Citibank	EUR	456	662,099	653,681	8,418

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
Sale Contracts			Amount	Settlement Date	Current	Appreciation
(continued)	Counterparty		(000)	Receivable	Value	(Depreciation)

Euro (cont’d.),
Expiring 01/26/10	Royal Bank of Canada	EUR	1,340	$1,914,880	$1,920,906	$(6,026)
Expiring 01/26/10	UBS Securities	EUR	279	404,969	399,950	5,019
Expiring 01/26/10	UBS Securities	EUR	87	124,920	124,716	204
Expiring 02/18/10	Deutsche Bank	EUR	4,121	6,131,125	5,907,272	223,853
Expiring 02/18/10	Royal Bank of Scotland	EUR	7	10,388	10,034	354
Expiring 03/17/10	Credit Suisse First Boston Corp.	EUR	747	1,085,622	1,070,736	14,886
Expiring 03/17/10	Goldman Sachs & Co.	EUR	2,317	3,365,570	3,321,146	44,424
Expiring 03/17/10	Hong Kong & Shanghai Bank	EUR	1,016	1,452,868	1,456,029	(3,161)
Expiring 03/17/10	Hong Kong & Shanghai Bank	EUR	677	968,579	970,686	(2,107)
Expiring 03/17/10	Morgan Stanley	EUR	3,116	4,694,778	4,465,879	228,899
Expiring 03/17/10	Morgan Stanley	EUR	640	942,014	917,132	24,882
Expiring 03/17/10	Morgan Stanley	EUR	481	713,558	689,544	24,014
Expiring 03/17/10	Morgan Stanley	EUR	416	625,782	596,252	29,530
Expiring 03/17/10	Morgan Stanley	EUR	143	209,794	205,389	4,405
Expiring 03/17/10	Royal Bank of Scotland	EUR	846	1,208,423	1,212,641	(4,218)
Expiring 03/17/10	Royal Bank of Scotland	EUR	672	978,477	963,663	14,814
Expiring 03/17/10	UBS Securities	EUR	75	108,561	107,074	1,487
Japanese Yen,
Expiring 01/14/10	Citicorp	JPY	64,995	725,000	697,911	27,089
Expiring 01/14/10	Credit Suisse First Boston Corp.	JPY	216,775	2,455,867	2,327,710	128,157
Expiring 03/17/10	Credit Suisse First Boston Corp.	JPY	86,856	970,968	932,940	38,028
Expiring 03/17/10	Morgan Stanley	JPY	112,142	1,246,022	1,204,549	41,473
Expiring 03/17/10	Morgan Stanley	JPY	84,752	924,118	910,344	13,774
Expiring 03/17/10	Morgan Stanley	JPY	57,046	643,303	612,750	30,553
Expiring 03/17/10	Morgan Stanley	JPY	53,903	588,711	578,987	9,724
Expiring 03/17/10	Morgan Stanley	JPY	53,541	609,739	575,095	34,644
Expiring 03/17/10	Morgan Stanley	JPY	44,876	504,424	482,022	22,402
Expiring 03/17/10	Morgan Stanley	JPY	39,982	452,444	429,463	22,981
Expiring 03/17/10	Morgan Stanley	JPY	27,245	303,215	292,644	10,571
Expiring 03/17/10	Royal Bank of Scotland	JPY	78,170	873,636	839,646	33,990
Expiring 03/17/10	UBS Securities	JPY	8,686	96,963	93,294	3,669
Malaysian Ringgit,
Expiring 02/12/10	Deutsche Bank	MYR	3	925	911	14
New Zealand Dollar,
Expiring 03/17/10	Credit Suisse First Boston Corp.	NZD	688	492,384	496,781	(4,397)
Expiring 03/17/10	Morgan Stanley	NZD	1,434	1,016,414	1,035,175	(18,761)
Expiring 03/17/10	Morgan Stanley	NZD	820	576,839	591,852	(15,013)
Expiring 03/17/10	Morgan Stanley	NZD	666	474,833	480,972	(6,139)
Expiring 03/17/10	Morgan Stanley	NZD	666	480,341	480,784	(443)
Expiring 03/17/10	Morgan Stanley	NZD	602	433,493	434,598	(1,105)
Expiring 03/17/10	Morgan Stanley	NZD	101	70,774	72,652	(1,878)
Expiring 03/17/10	Royal Bank of Scotland	NZD	619	443,675	447,103	(3,428)
Expiring 03/17/10	UBS Securities	NZD	69	49,206	49,678	(472)
Norwegian Krone,
Expiring 01/05/10	Citicorp	NOK	173	29,889	29,961	(72)
Expiring 01/05/10	Goldman Sachs & Co.	NOK	693	120,000	119,805	195
Expiring 03/23/10	Hong Kong & Shanghai Bank	NOK	689	116,809	118,549	(1,740)
Swedish Krona,
Expiring 03/17/10	Deutsche Bank	SEK	9,994	1,407,698	1,397,469	10,229
Expiring 03/17/10	Morgan Stanley	SEK	32,226	4,703,013	4,506,081	196,932
Expiring 03/17/10	Morgan Stanley	SEK	7,534	1,033,928	1,053,488	(19,560)
Expiring 03/17/10	Morgan Stanley	SEK	6,062	825,962	847,649	(21,687)
Expiring 03/17/10	Morgan Stanley	SEK	4,258	618,626	595,403	23,223
Expiring 03/17/10	Morgan Stanley	SEK	865	122,589	120,883	1,706
Expiring 03/17/10	Morgan Stanley	SEK	663	92,951	92,760	191

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
Sale Contracts			Amount	Settlement Date	Current	Appreciation
(continued)	Counterparty		(000)	Receivable	Value	(Depreciation)

Swiss Franc,
Expiring 03/17/10	Deutsche Bank	CHF	1,648	$1,586,425	$1,593,877	$(7,452)
Expiring 03/17/10	Morgan Stanley	CHF	9,127	9,137,683	8,827,291	310,392
Expiring 03/17/10	Morgan Stanley	CHF	1,711	1,635,558	1,654,686	(19,128)
Expiring 03/17/10	Morgan Stanley	CHF	1,245	1,206,597	1,203,928	2,669
Expiring 03/17/10	Morgan Stanley	CHF	704	703,410	680,595	22,815
Expiring 03/17/10	Morgan Stanley	CHF	689	670,592	666,573	4,019
Expiring 03/17/10	Morgan Stanley	CHF	655	645,984	633,522	12,462
Expiring 03/17/10	Morgan Stanley	CHF	256	247,609	247,202	407
Expiring 03/17/10	Morgan Stanley	CHF	87	83,616	83,816	(200)
Expiring 03/17/10	Royal Bank of Scotland	CHF	353	337,706	341,407	(3,701)

				$114,687,693	$112,742,952	$1,944,741

*	Less than 500 notional amount.

Interest rate swap agreements outstanding at December 31, 2009:

							Upfront
			Notional				Premiums	Unrealized
	Termination		Amount	Fixed		Fair	Paid	Appreciation
Counterparty	Date		(000)	Rate	Floating Rate	Value	(Received)	(Depreciation)

Goldman Sachs
Capital Markets, LP(1)	01/02/12	BRL	1,300	11.36%	Brazilian interbank lending rate	$(1,209)	$108	$(1,317)
Goldman Sachs
Capital Markets, LP(1)	01/02/12	BRL	1,200	11.14%	Brazilian interbank lending rate	216	3,029	(2,813)
Goldman Sachs
Capital Markets, LP(1)	01/02/12	BRL	17,000	10.73%	Brazilian interbank lending rate	(76,704)	(2,416)	(74,288)
Merrill Lynch & Co.(1)	01/02/12	BRL	900	11.36%	Brazilian interbank lending rate	(837)	105	(942)
Morgan Stanley
Capital Services, Inc.(1)	03/17/15	GBP	900	3.50%	6 month LIBOR	(3,991)	(42,581)	38,590
Bank of America N.A.(1)	06/16/20	JPY	900,000	1.50%	6 month LIBOR	(12,947)	23,960	(36,907)
Goldman Sachs
Capital Markets, LP(1)	06/16/11	JPY	5,570,000	1.00%	6 month LIBOR	340,071	147,095	192,976
Royal Bank of
Scotland PLC(1)	06/16/15	JPY	540,000	1.00%	6 month LIBOR	61,969	66,511	(4,542)
Merrill Lynch & Co.(1)	02/07/19	MXN	1,200	8.30%	28 day Mexican interbank rate	447	697	(250)

						$307,015	$196,508	$110,507

(1)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2009:

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount#	Fixed	Reference Entity/	Fair	Paid	Appreciation
Counterparty	Date	(000)(2)	Rate	Obligation	Value	(Received)	(Depreciation)

Credit default swaps – Buy Protection (1)
Deutsche Bank AG	03/20/11	$600	1.00%	Albertson’s,
				7.25%, due 05/01/13	$16,290	$5,807	$10,483
Deutsche Bank AG	03/20/15	1,300	1.00%	Citigroup, Inc.,
				6.50%, due 01/18/11	34,946	61,899	(26,953)
Bank of America N.A.	06/20/14	658	5.00%	Dow Jones CDX NA HY12 5Y	(5,528)	30,289	(35,817)
Deutsche Bank AG	06/20/14	1,034	5.00%	Dow Jones CDX NA HY12 5Y	(8,687)	46,142	(54,829)
Morgan Stanley Capital
Services, Inc.	06/20/14	188	5.00%	Dow Jones CDX NA HY12 5Y	(1,579)	9,687	(11,266)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Credit default swap agreements outstanding at December 31, 2009 (continued):

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount#	Fixed	Reference Entity/	Fair	Paid	Appreciation
Counterparty	Date	(000)(2)	Rate	Obligation	Value	(Received)	(Depreciation)

Credit default swaps – Buy Protection (1) (cont’d.)
Goldman Sachs
Capital Markets, LP	06/20/19	$4,762	1.00%	Dow Jones CDX NA IG12 10Y	$20,457	$170,507	$(150,050)
Morgan Stanley
Capital Services, Inc.	06/20/14	3,472	1.00%	Dow Jones CDX NA IG12 5Y	(27,534)	117,905	(145,439)
Deutsche Bank AG	06/20/16	1,200	1.00%	Embarq Corp.,
				7.08%, due 06/01/16	(18,674)	(20,950)	2,276
Deutsche Bank AG	06/20/17	1,100	1.00%	J.C. Penney Corp.,
				6.375%, due 10/15/36	33,403	68,850	(35,447)
Deutsche Bank AG	06/20/17	1,100	1.00%	J.C. Penney Corp.,
				6.375%, due 10/15/36	33,403	68,809	(35,406)

					$76,497	$558,945	$(482,448)

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Affiliated Mutual Funds	$3,694,297,421	$—	$—
Common Stocks	197,706,530	36,044,294	—
Exchange Traded Funds	197,491,109	—	—
Mutual Funds	63,778,080	—	—
Preferred Stocks	528,120	—	—
Asset-Backed Securities	—	10,319,838	—
Bank Loans	—	238,000	700,236
Commercial Mortgage-Backed Securities	—	1,469,792	149,565
Corporate Bonds	—	137,800,528	798,201
Foreign Government Bonds	—	106,985,486	—
Municipal Bonds	—	291,582	—
Residential Mortgage-Backed Securities	—	17,792,807	541,900
U.S. Government Agency Obligations	—	85,698,214	—
U.S. Government Mortgage-Backed Obligations	—	615	—
U.S. Treasury Obligations	—	206,754,530	—
Repurchase Agreements	—	23,300,000	—
Purchased Options	—	110,204	—
Written Options	—	(637,699)	—
Short Sales – Common Stocks	(94,927,591)	—	—

	$4,058,873,669	$626,168,191	$2,189,902
Other Financial Instruments*	4,659,173	(1,310,467)	—

Total	$4,063,532,842	$624,857,724	$2,189,902

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

		Commercial		Residential
	Bank	Mortgage-Backed	Corporate	Mortgage-Backed
	Loans	Security	Bonds	Security

Balance as of 12/31/08	$—	$—	$—	$—
Accrued discounts/premiums	—	18	3,440	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	236	1,412	62,743	(15,830)
Net purchases (sales)	700,000	148,135	732,018	557,730
Transfers in and/or out of Level 3	—	—	—	—

Balance as of 12/31/09	$700,236	$149,565	$798,201	$541,900

The industry classification of investments and other assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Mutual Fund	69.4%
Affiliated Money Market Mutual Fund	9.0
U.S. Treasury Obligations	4.4
Exchange Traded Funds	4.2
Foreign Government Bonds	2.1
U.S. Government Agency Obligations	1.8
Mutual Funds	1.4
Financial – Bank & Trust	1.3
Oil, Gas & Consumable Fuels	0.6
Repurchase Agreements	0.5
Electric Utilities	0.4
Residential Mortgage-Backed Securities	0.4
Diversified Financial Services	0.4
Commercial Services & Supplies	0.4
Commercial Banks	0.3
Multi-Utilities	0.3
Transportation Infrastructure	0.3
Independent Power Producers & Energy Traders	0.3
Insurance	0.3
Financial Services	0.2
Wireless Telecommunication Services	0.2
Asset-Backed Securities	0.2
Road & Rail	0.2
Diversified Telecommunication Services	0.2
Retail & Merchandising	0.2
Sovereign Bonds	0.2
Telecommunications	0.2
Air Freight & Logistics	0.1
Engineering/Construction	0.1
Gas Utilities	0.1
Semiconductors	0.1
Electric	0.1
Electronic Components & Equipment	0.1
Machinery	0.1
Computer Services & Software	0.1
Metals & Mining	0.1
Real Estate Investment Trusts	0.1
Savings & Loan	0.1
Chemicals	0.1
Healthcare Providers & Services	0.1
Water Utilities	0.1
Healthcare Products	0.1
Pharmaceuticals	0.1
Consumer Products & Services	0.1
Aerospace & Defense	0.1
Hotels, Restaurants & Leisure	0.1
Biotechnology	0.1
Foods	0.1

101.5
Options Written and Securities Sold Short	(2.0)
Other assets in excess of other liabilities	0.5

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair		Balance Sheet	Fair
carried at fair value	Location	Value		Location	Value

Interest rate contracts	Due from broker-variation margin	$1,317,226	*	Due from broker-variation margin	$2,083,842	*
Interest rate contracts	Unrealized appreciation on swap			Unrealized depreciation on swap
	agreements	231,566		agreements	121,059
Interest rate contracts	Premiums paid for swap			Premiums received for swap
	agreements	241,505		agreements	44,997
Interest rate contracts	—	—		Written options outstanding,
				at value	376,308
Foreign exchange contracts	Unrealized appreciation on			Unrealized depreciation on
	foreign currency forward			foreign currency forward
	contracts	2,872,233		contracts	3,810,759
Foreign exchange contracts	Unaffiliated investments	24,401		Written options outstanding, at value	73,759
Credit contracts	Unrealized appreciation on			Unrealized depreciation on swap
	swap agreements	12,759		agreements	495,207
Credit contracts	Premiums paid for swap			Premiums received for
	agreements	579,895		swap agreements	20,950
Equity contracts	Unaffiliated investments	85,803		Written options outstanding,
				at value	187,632
Equity contracts	Due from broker-variation margin	661,712	*	Due from broker-variation margin	567,035	*
Commodity contracts	Due from broker-variation margin	8,246,047	*	Due from broker-variation margin	2,914,935	*

Total		$14,273,147			$10,696,483

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for						Forward
as hedging instruments,		Purchased		Written		Currency
carried at fair value	Rights	Options	Futures	Options	Swaps	Contracts	Total

Interest rate contracts	$—	$(8,776)	$6,281,533	$521,415	$(2,030,948)	$—	$4,763,224
Foreign exchange contracts	—	—	(123,393)	1,710	—	5,806,760	5,685,077
Credit contracts	—	—	—	—	(89,756)	—	(89,756)
Equity contracts	(326,496)	(3,065,815)	5,405,278	3,625,171	—	—	5,638,138
Commodity contracts	—	—	16,991,735	—	—	—	16,991,735

Total	$(326,496)	$(3,074,591)	$28,555,153	$4,148,296	$(2,120,704)	$5,806,760	$32,988,418

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for					Forward
as hedging instruments,	Purchased		Written		Currency
carried at fair value	Options	Futures	Options	Swaps	Contracts	Total

Interest rate contracts	$4,532	$(4,624,081)	$202,397	$6,488,353	$—	$2,071,201
Foreign exchange contracts	(3,341)	—	47,687	—	(2,841,055)	(2,796,709)
Credit contracts	—	—	—	(482,448)	—	(482,448)
Equity contracts	599,761	(439,846)	(1,733,525)	—	—	(1,573,610)
Commodity contracts	—	5,405,825	—	—	—	5,405,825

Total	$600,952	$341,898	$(1,483,441)	$6,005,905	$(2,841,055)	$2,624,259

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

				Forward	Forward		Credit
		Futures	Futures	Currency	Currency	Interest	Default
Purchased	Written	Long	Short	Contracts –	Contracts –	Rate	Swaps
Options(1)	Options(2)	Position(3)	Position(3)	Purchased(4)	Sold(5)	Swaps(6)	as buyer(6)

$684,446	$1,724,155	$505,467,577	$140,142,945	$123,914,927	$75,446,189	$93,120,475	$7,567,120

(1) Cost.
(2) Premium Received.
(3) Value at Trade Date.
(4) Value at Settlement Date Payable.
(5) Value at Settlement Date Receivable.
(6) Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009
ASSETS:
Investments at value:
Affiliated investments (cost $3,473,608,640)	$3,694,297,421
Unaffiliated investments (cost $1,044,239,193)	1,088,499,631
Cash	1,421,101
Foreign currency, at value (cost $1,692,735)	1,668,898
Deposit with broker	91,122,143
Receivable for investments sold	16,477,280
Dividends and interest receivable	5,471,216
Receivable for fund share sold	5,221,668
Unrealized appreciation on foreign currency
forward contracts	2,872,233
Due from broker-variation margin	1,749,119
Premiums paid for swap agreements	821,400
Unrealized appreciation on swap agreements	244,325
Tax reclaim receivable	50,117
Prepaid expenses	31,548

Total Assets	4,909,948,100

LIABILITIES:
Securities sold short, at value
(proceeds received $86,659,346)	94,927,591
Payable for investments purchased	93,620,165
Unrealized depreciation on foreign currency
forward contracts	3,810,759
Payable for fund share repurchased	2,120,991
Advisory fees payable	984,648
Due to broker	770,000
Written options outstanding, at value
(premiums received $1,102,628)	637,699
Unrealized depreciation on swap agreements	616,266
Accrued expenses and other liabilities	324,922
Dividends payable on securities sold short	67,387
Premiums received for swap agreements	65,947
Shareholder servicing fees payable	6,769
Interest payable on investments sold short	1,038
Affiliated transfer agent fee payable	912

Total Liabilities	197,955,094

NET ASSETS	$4,711,993,006

Net assets were comprised of:
Paid-in capital	$5,252,525,451
Retained earnings	(540,532,445)

Net assets, December 31, 2009	$4,711,993,006

Net asset value and redemption price per share,
$4,711,993,006 / 492,549,838 outstanding shares
of beneficial interest	$9.57

STATEMENT OF OPERATIONS
Year Ended December 31, 2009
INVESTMENT INCOME
Affiliated dividend income	$50,022,445
Unaffiliated interest income	11,946,647
Unaffiliated dividend income
(net of $237,619 foreign withholding tax)	10,677,010

72,646,102

EXPENSES
Advisory fees	23,871,681
Custodian and accounting fees	1,026,000
Shareholder servicing fees and expenses	1,094,506
Dividends on securities sold short	816,502
Audit fee	82,000
Insurance expenses	66,000
Trustees’ fees	45,000
Commitment fee on syndicated credit agreement	26,000
Shareholders’ reports	23,000
Legal fees and expenses	20,000
Interest expense	16,071
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Loan interest expense (Note 7)	6
Miscellaneous	31,323

Total expenses	27,132,089
Less: advisory fee waiver and/or expense reimbursement	(2,109,996)
Less: shareholder servicing fee waiver	(107,174)

Net expenses	24,914,919

NET INVESTMENT INCOME	47,731,183

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions
(including affiliated $(277,727,658))	(302,960,012)
Net capital gain distribution received
(including affiliated $26,631,453)	26,631,453
Futures transactions	28,555,153
Options written transactions	4,148,296
Short sales transactions	5,821,110
Swap agreement transactions	(2,120,704)
Foreign currency transactions	9,376,062

(230,548,642)

Net change in unrealized appreciation (depreciation) on:
Investments and other assets
(including affiliated $829,550,435)	953,036,406
Futures	341,898
Options written	(1,483,441)
Short sales	(28,357,695)
Swap agreements	6,005,905
Foreign currencies	(1,109,257)

928,433,816

NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES	697,885,174

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$745,616,357

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$47,731,183	$76,677,146
Net realized loss on investment and foreign currency transactions	(230,548,642)	(617,749,127)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	928,433,816	(964,462,496)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	745,616,357	(1,505,534,477)

DISTRIBUTIONS	(76,860,915)	(242,455,458)

FUND SHARE TRANSACTIONS:
Fund share sold [195,052,134 and 127,979,935 shares, respectively]	1,670,329,129	1,275,309,534
Fund share issued in reinvestment of distributions [9,161,015 and 22,202,881 shares, respectively]	76,860,915	242,455,458
Fund share repurchased [44,180,575 and 239,422,766 shares, respectively]	(327,262,208)	(2,281,442,804)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,419,927,836	(763,677,812)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,088,683,278	(2,511,667,747)
NET ASSETS:
Beginning of year	2,623,309,728	5,134,977,475

End of year	$4,711,993,006	$2,623,309,728

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 93.6%		Value
COMMON STOCKS — 60.6%	Shares	(Note 2)

Aerospace & Defense — 1.2%
BAE Systems PLC (United Kingdom)	107,900	$624,490
BBA Aviation PLC (United Kingdom)	305,300	805,145
Finmeccanica SpA (Italy)	57,900	927,029
General Dynamics Corp.	70,681	4,818,324
Honeywell International, Inc.	77,000	3,018,400
Lockheed Martin Corp.	26,500	1,996,775
Meggitt PLC (United Kingdom)	236,200	988,808
MTU Aero Engines Holding AG (Germany)	21,300	1,159,241
Raytheon Co.	83,100	4,281,312
Rolls-Royce Group PLC (United Kingdom)*	349,971	2,725,367
Rolls-Royce Group PLC (Class C Stock) (United Kingdom)*	19,583,760	31,632
Safran SA (France)	64,700	1,264,191
Thales SA (France)	21,600	1,110,138

		23,750,852

Agriculture — 0.1%
Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	518,076	551,488
Wilmar International Ltd. (Singapore)	197,000	895,761

		1,447,249

Airlines — 0.6%
Air New Zealand Ltd. (New Zealand)	362,700	318,315
Deutsche Lufthansa AG (Germany)	22,600	381,617
Qantas Airways Ltd. (Australia)	376,200	1,003,737
Ryanair Holdings PLC, ADR (Ireland)*	78,702	2,110,788
Singapore Airlines Ltd. (Singapore)	75,000	794,323
Southwest Airlines Co.	665,300	7,604,379

		12,213,159

Auto/Trucks Parts & Equipment — 0.2%
Johnson Controls, Inc.(a)	99,351	2,706,321
Keihin Corp. (Japan)	49,300	736,981
Nifco, Inc. (Japan)	19,100	381,545

		3,824,847

Automobile Manufacturers — 0.3%
Honda Motor Co. Ltd. (Japan)	78,100	2,649,831
Hyundai Motor Co. (South Korea)*	27,952	2,893,357
Nissan Motor Co. Ltd. (Japan)*	54,500	478,942

		6,022,130

Banks — 1.3%
Bank of America Corp.(a)	726,000	10,933,560
Bank Rakyat Indonesia (Indonesia)	1,924,500	1,546,785
Barclays PLC (United Kingdom)	736,003	3,243,161
BNP Paribas (France)	21,900	1,737,063
Fukuoka Financial Group, Inc. (Japan)	215,000	749,275
HDFC Bank Ltd., ADR (India)(a)	8,542	1,111,143
Julius Baer Group Ltd. (Switzerland)	27,340	961,505
Mitsubishi UFG Financial Group, Inc. (Japan)	314,900	1,551,130
Nishi-Nippon City Bank Ltd. (The) (Japan)	190,000	465,247
Royal Bank of Canada (Canada)	32,067	1,729,291
Societe Generale (France)	11,300	785,123
Standard Chartered PLC (United Kingdom)	73,412	1,853,349

		26,666,632

Beverages — 0.3%
Anheuser-Busch InBev NV (Belgium)	84,116	4,354,442
Coca-Cola Co. (The)	31,500	1,795,500

		6,149,942

Biotechnology — 0.5%
Amgen, Inc.*	62,500	3,535,625
Gilead Sciences, Inc.*	153,370	6,637,854

		10,173,479

Building Materials — 0.3%
Central Glass Co. Ltd. (Japan)	62,000	237,301
Ciments Francais SA (France)	5,400	572,118
CRH PLC (Ireland)	87,001	2,365,505
Daikin Industries Ltd. (Japan)	43,500	1,718,130
Lafarge SA (France)	3,000	247,062
Sanwa Holdings Corp. (Japan)	144,000	368,989

		5,509,105

Business Services — 0.5%
MasterCard, Inc. (Class A Stock)(a)	38,327	9,810,945

Capital Markets — 0.2%
Credit Suisse Group AG (Switzerland)	79,675	3,947,208
Deutsche Bank AG (Germany)	8,700	615,177

		4,562,385

Chemicals — 2.0%
BASF SE (Germany)	19,200	1,188,300
Clariant AG (Switzerland)*	65,900	779,275
Dow Chemical Co. (The)	442,071	12,214,422
E.I. du Pont de Nemours & Co.	115,100	3,875,417
Kingboard Chemical Holdings Ltd. (Cayman Islands)	196,500	774,190
Koninklijke DSM NV (Netherlands)	31,800	1,562,443
Nippon Shokubai Co. Ltd. (Japan)	85,000	730,689
Potash Corp. of Saskatchewan (Canada)(a)	30,878	3,350,263
PPG Industries, Inc.	100,052	5,857,044
Praxair, Inc.	95,298	7,653,383
Solvay SA (Belgium)	13,000	1,400,038
Tessenderlo Chemie NV (Belgium)	8,700	287,981

		39,673,445

Clothing & Apparel — 0.1%
Fast Retailing Co. Ltd. (Japan)	7,500	1,409,546
Onward Holdings Co. Ltd. (Japan)	31,000	191,802
Yue Yuen Industrial Holdings Ltd. (Bermuda)	249,500	722,364

		2,323,712

SEE NOTES TO FINANCIAL STATEMENTS.
A40

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Commercial Banks — 0.5%
Banco Bilbao Vizcaya Argentaria SA (Spain)	116,100	$2,115,924
Banco Espirito Santo SA (Portugal)	31,800	207,113
Banco Santander SA (Spain)	362,390	5,988,368
Credit Agricole SA (France)	32,300	566,860
Danske Bank A/S (Denmark)*	26,400	592,664
DnB NOR ASA (Norway)*	71,200	768,656
Verwaltungs-und Privat-Bank AG (Liechtenstein)	1,500	147,375

		10,386,960

Commercial Services — 0.8%
Capita Group PLC (The) (United Kingdom)	130,996	1,583,936
Emeco Holdings Ltd. (Australia)	317,000	224,317
Experian PLC (United Kingdom)	142,217	1,404,775
Toppan Forms Co. Ltd. (Japan)	35,700	372,307
Visa, Inc. (Class A Stock)	116,974	10,230,546
Waste Management, Inc.	94,900	3,208,569

		17,024,450

Computer Services & Software — 3.5%
Adobe Systems, Inc.*	203,663	7,490,725
Apple, Inc.*	76,576	16,146,815
Autonomy Corp. PLC (United Kingdom)*	92,780	2,253,104
Dell, Inc.*	306,400	4,399,904
Iliad SA (France)	15,183	1,814,428
Infosys Technologies Ltd., ADR (India)	44,869	2,479,910
International Business Machines Corp.	161,420	21,129,878
Itochu Techno-Solutions Corp. (Japan)	27,300	733,100
Microsoft Corp.	360,100	10,979,449
NEC Fielding Ltd. (Japan)	20,600	278,573
SAP AG (Germany)	49,592	2,364,204
Tieto Oyj (Finland)	39,200	814,486
Wincor Nixdorf AG (Germany)	8,600	589,004

		71,473,580

Computers — 0.1%
Cap Gemini SA (France)	10,500	479,011
Research In Motion Ltd. (Canada)*	18,207	1,229,701

		1,708,712

Construction — 0.1%
AMEC PLC (United Kingdom)	98,933	1,260,452

Consumer Products & Services — 0.9%
Avon Products, Inc.	57,500	1,811,250
Fisher & Paykel Apppliances Holdings Ltd. (Class H Stock) (New Zealand)*	52,000	21,818
Fortune Brands, Inc.(a)	103,400	4,466,880
Newell Rubbermaid, Inc.	210,100	3,153,601
Pacific Brands Ltd. (Australia)*	528,500	533,111
Procter & Gamble Co. (The)	66,300	4,019,769
Reckitt Benckiser Group PLC (United Kingdom)	58,834	3,184,684

		17,191,113

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	186,400	1,037,752

Distribution/Wholesale — 0.2%
Li & Fung Ltd. (Bermuda)	454,000	1,877,034
Marubeni Corp. (Japan)	296,901	1,640,075
Sumitomo Corp. (Japan)	91,200	928,667

		4,445,776

Diversified Financial Services — 0.7%
Challenger Financial Services Group Ltd. (Australia)	283,900	1,068,583
Fuyo General Lease Co. Ltd. (Japan)	24,100	509,998
Hitachi Capital Corp. (Japan)	42,400	515,512
SLM Corp.*	246,400	2,776,928
Takefuji Corp. (Japan)	105,600	443,211
U.S. Bancorp	428,327	9,641,641

		14,955,873

Diversified Machinery
Tognum AG (Germany)	43,800	725,051

Diversified Manufacturing — 0.8%
3M Co.	73,300	6,059,711
AGFA-Gevaert NV (Belgium)*	107,300	691,670
IMI PLC (United Kingdom)	112,600	939,230
Mitsubishi Corp. (Japan)	147,300	3,669,035
Tomkins PLC (United Kingdom)	166,200	516,470
Tyco International Ltd. (Switzerland)*	117,700	4,199,536

		16,075,652

Diversified Operations — 0.1%
Davis Service Group PLC (United Kingdom)	127,483	817,789
Mitsui & Co. Ltd. (Japan)	31,200	442,607

		1,260,396

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	352,300	9,874,969
Verizon Communications, Inc.(a)	65,700	2,176,641

		12,051,610

Electric — 0.1%
NRG Energy, Inc.*	73,700	1,740,057
RWE AG (Germany)	10,500	1,018,944

		2,759,001

Electric Utilities — 0.3%
Entergy Corp.	65,700	5,376,888

Electronic Components — 0.7%
Eizo Nanao Corp. (Japan)	13,400	320,411
Enel SpA (Italy)	236,400	1,368,610
Keyence Corp. (Japan)	10,900	2,262,226
Koninklijke (Royal) Philips Electronics NV (Netherlands)	28,600	845,396
SEE NOTES TO FINANCIAL STATEMENTS.
A41

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Electronic Components (cont'd.)
Ryosan Co. Ltd. (Japan)	17,800	$418,792
Schneider Electric SA (France)	20,673	2,403,702
Spectris PLC (United Kingdom)	57,500	683,925
Tyco Electronics Ltd. (Switzerland)	187,000	4,590,850
Vossloh AG (Germany)	6,500	645,839

		13,539,751

Electronics — 0.2%
Hoya Corp. (Japan)	66,000	1,761,046
Nippon Electric Glass Co. Ltd. (Japan)	111,000	1,527,791

		3,288,837

Engineering/Construction — 0.5%
ABB Ltd. (Switzerland)*	108,019	2,081,454
Bouygues SA (France)	9,200	476,544
China Railway Construction Corp. (Class H Stock) (China)	1,111,000	1,415,695
COMSYS Holdings Corp. (Japan)	63,400	666,946
Kyowa Exeo Corp. (Japan)	70,000	595,612
Vinci SA (France)	41,685	2,345,658
WorleyParsons Ltd. (Australia)	56,983	1,479,593

		9,061,502

Entertainment & Leisure — 0.1%
Heiwa Corp. (Japan)	17,729	181,278
TABCORP Holdings Ltd. (Australia)	201,300	1,248,931
Thomas Cook Group PLC (United Kingdom)	274,400	1,013,681

		2,443,890

Environmental Control — 0.1%
Kurita Water Industries Ltd. (Japan)	72,900	2,290,339

Equipment Services — 0.1%
BlueScope Steel Ltd. (Australia)	247,500	681,954
Downer EDI Ltd. (Australia)	181,900	1,514,875
Kyoei Steel Ltd. (Japan)	18,900	348,321

		2,545,150

Exchange Traded Funds — 9.6%
iShares Barclays Aggregate Bond Fund	332,600	34,320,994
iShares Barclays Intermediate Credit Bond Fund	80,100	8,227,071
iShares Barclays TIPS Bond Fund	10,200	1,059,780
iShares Dow Jones U.S. Technology Sector Index Fund(a)	43,000	2,474,220
iShares iBoxx Investment Grade Corporate Bond Fund	30,100	3,134,915
iShares JPMorgan USD Emerging Markets Bond Fund	21,000	2,137,380
iShares MSCI Brazil Index Fund	71,300	5,319,693
iShares MSCI EAFE Index Fund(a)	370,000	20,461,000
iShares MSCI Emerging Markets Index Fund	393,700	16,338,550
iShares Russell 1000 Growth Index Fund	206,850	10,311,473
iShares Russell 1000 Value Index Fund(a)	408,100	23,420,859
iShares Russell 2000 Index Fund(a)	110,700	6,892,182
iShares S&P 500 Growth Index Fund(a)	170,500	9,887,295
iShares S&P Global 100 Index Fund(a)	246,600	14,857,650
iShares S&P Midcap 400 Index Fund	268,800	19,463,808
iShares S&P Smallcap 600 Index Fund(a)	225,600	12,344,832
SPDR Trust, Series 1	16,800	1,872,192
Technology Select Sector SPDR Fund(a)	103,000	2,355,610

		194,879,504

Farming & Agriculture
AWB Ltd. (Australia)*	497,400	501,787

Financial – Bank & Trust — 2.1%
Banco Popolare Scarl (Italy)*	19,500	146,078
Bank of Ireland (Ireland)*	71,900	136,075
Dexia SA (Belgium)*	14,400	90,644
Fifth Third Bancorp	224,300	2,186,925
HSBC Holdings PLC (United Kingdom)	148,278	1,686,653
HSBC Holdings PLC, ADR (United Kingdom)(a)	124,100	7,084,869
Itau Unibanco Holding SA, ADR (Brazil)	261,200	5,965,808
KeyCorp	457,000	2,536,350
Morgan Stanley	95,000	2,812,000
State Street Corp.	105,500	4,593,470
Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	50,000	245,502
Svenska Handelsbanken AB (Class A Stock) (Sweden)	58,500	1,666,654
Wells Fargo & Co.	458,363	12,371,218

		41,522,246

Financial Services — 3.7%
Alpha Bank A.E. (Greece)*	8,400	98,021
American Express Co.	294,395	11,928,885
Ameriprise Financial, Inc.	128,700	4,996,134
Bank of New York Mellon Corp. (The)(a)	71,200	1,991,464
BM&F BOVESPA SA (Brazil)	291,005	2,047,565
Citigroup, Inc.	415,600	1,375,636
Goldman Sachs Group, Inc. (The)	85,642	14,459,795
H&R Block, Inc.	151,800	3,433,716
JPMorgan Chase & Co.	529,576	22,067,432
Keiyo Bank Ltd. (The) (Japan)	22,000	97,878
Macquarie Group Ltd. (Australia)	24,200	1,036,877
Noble Group Ltd. (Bermuda)	1,586,000	3,637,890
Sumitomo Mitsui Financial Group, Inc. (Japan)	48,800	1,400,335

SEE NOTES TO FINANCIAL STATEMENTS.
A42

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Financial Services (cont’d.)
Turkiye Garanti Bankasi AS (Turkey)	358,468	$1,520,776
Western Union Co. (The)	218,800	4,124,380

		74,216,784

Foods — 0.6%
Casino Guichard Perrachon SA (France)	14,700	1,309,697
CSM (Netherlands)	21,685	569,592
Dairy Crest Group PLC (United Kingdom)	112,800	657,704
Delhaize Group (Belgium)	21,900	1,675,334
East Asiatic Co. Ltd. A/S (Denmark)	10,000	348,895
Greggs PLC (United Kingdom)	44,000	308,404
Kraft Foods, Inc. (Class A Stock)	75,200	2,043,936
Marston’s PLC (United Kingdom)	226,520	320,627
Metcash Ltd. (Australia)	188,500	755,838
Nestle SA (Switzerland)	41,314	2,005,118
Nutreco Holdings NV (Netherlands)	9,700	545,239
Suedzucker AG (Germany)	12,500	260,444
Tate & Lyle PLC (United Kingdom)	119,300	829,780
Woolworths Ltd. (Australia)	54,305	1,362,011

		12,992,619

Gas Distribution
Centrica PLC (United Kingdom)	93,600	423,965

Healthcare Services
Healthscope Ltd. (Australia)	105,663	479,154

Healthcare – Products — 0.3%
Covidien PLC (Ireland)	120,700	5,780,323
Sonova Holding AG (Switzerland)	8,138	985,919

		6,766,242

Home Furnishings
Alpine Electronics, Inc. (Japan)*	12,900	136,811
SEB SA (France)	13,200	748,816

		885,627

Hotels, Restaurants & Leisure — 0.8%
McDonald’s Corp.	211,674	13,216,924
Wynn Resorts Ltd.(a)	48,586	2,829,163

		16,046,087

Industrial Conglomerates — 0.4%
General Electric Co.	468,800	7,092,944

Industrial Products — 0.1%
Alstom SA (France)	35,926	2,512,513

Instruments – Controls
Rotork PLC (United Kingdom)	47,498	907,594

Insurance — 1.3%
Aegon NV (Netherlands)*	49,800	318,899
Allianz SE (Germany)	9,000	1,115,639
Amlin PLC (United Kingdom)	146,321	844,871
Aviva PLC (United Kingdom)	275,600	1,753,129
AXA SA (France)	107,170	2,516,241
Baloise Holding AG (Switzerland)	11,700	971,420
Beazley PLC (United Kingdom)	224,368	361,148
Brit Insurance Holdings NV (Netherlands)	138,000	435,827
China Life Insurance Co. Ltd. (Class H Stock) (China)	428,000	2,094,321
Fondiaria-Sai SpA (Italy)	14,900	236,871
Hannover Rueckversicherung AG (Germany)*	7,300	341,058
Hiscox Ltd. (Bermuda)	60,800	309,826
ING Groep NV (Netherlands)*	42,700	411,217
Irish Life & Permanent PLC (Ireland)*	48,500	227,800
Legal & General Group PLC (United Kingdom)	688,500	885,735
Marsh & McLennan Cos., Inc.	242,500	5,354,400
Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	9,100	1,417,412
Old Mutual PLC (United Kingdom)*	745,600	1,305,690
RSA Insurance Group PLC (United Kingdom)	120,800	234,688
SCOR SE (France)	36,800	924,490
Swiss Reinsurance Co. Ltd. (Switzerland)	23,300	1,116,178
Zurich Financial Services AG (Switzerland)	15,493	3,387,137

		26,563,997

Internet — 2.0%
Amazon.com, Inc.*	51,989	6,993,560
Baidu, Inc., ADR (Cayman Islands)*(a)	22,370	9,199,215
Google, Inc. (Class A Stock)*	29,506	18,293,130
priceline.com, Inc.*	16,041	3,504,958
Yahoo!, Inc.*	192,793	3,235,067

		41,225,930

Iron/Steel
JFE Holdings, Inc. (Japan)	15,400	608,744

Lodging — 0.2%
Starwood Hotels & Resorts Worldwide, Inc.(a)	106,612	3,898,801

Lumber & Wood Products — 0.3%
Weyerhaeuser Co.(a)	135,000	5,823,900

Machinery & Equipment — 0.2%
Georg Fischer AG (Switzerland)*	1,700	424,216
MAN SE (Germany)	24,412	1,894,179
Rieter Holding AG (Switzerland)*	1,700	383,981
Weg SA (Brazil)	123,200	1,302,056

		4,004,432

Media — 1.4%
British Sky Broadcasting Group PLC (United Kingdom)	334,242	3,019,140
Cablevision Systems Corp. (Class A Stock)	229,800	5,933,436
DIRECTV (Class A Stock)*	82,449	2,749,674
Jupiter Telecommunications Co. Ltd. (Japan)	1,759	1,740,574

SEE NOTES TO FINANCIAL STATEMENTS.
A43

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Media (cont’d.)
Lagardere SCA (France)	9,700	$392,710
Liberty Media Corp. – Starz (Class A Stock)*	38,300	1,767,545
Naspers Ltd. (Class N Stock) (South Africa)	63,900	2,586,044
Time Warner Cable, Inc.	89,700	3,712,683
Time Warner, Inc.(a)	218,800	6,375,832
Trinity Mirror PLC (United Kingdom)*	126,600	304,693

		28,582,331

Medical Supplies & Equipment — 0.8%
Johnson & Johnson	233,324	15,028,399
Takeda Pharmaceutical Co. Ltd. (Japan)	40,300	1,660,411

		16,688,810

Metals & Mining — 1.1%
Alcoa, Inc.(a)	112,300	1,810,276
Aurubis AG (Germany)	7,900	340,895
BHP Billiton Ltd., ADR (Australia)(a)	23,842	1,825,820
BHP Billiton PLC, ADR (United Kingdom)(a)	151,713	9,686,875
Boliden AB (Sweden)	90,100	1,154,564
Goldcorp, Inc. (Canada)(a)	49,112	1,932,066
Mitsui Mining & Smelting Co. Ltd. (Japan)*	85,000	220,919
Nippon Light Metal Co. Ltd. (Japan)*	169,000	145,681
Rautaruukki Oyj (Finland)	7,600	175,800
ThyssenKrupp AG (Germany)	43,200	1,623,984
Vedanta Resources PLC (United Kingdom)	63,138	2,640,796

		21,557,676

Multimedia — 0.1%
Vivendi (France)	67,100	1,991,508

Office Equipment — 0.2%
Canon, Inc. (Japan)	61,900	2,633,132
OCE NV (Netherlands)*	37,500	459,760
Ricoh Co. Ltd. (Japan)	32,000	458,521

		3,551,413

Oil & Gas — 2.7%
Baker Hughes, Inc.(a)	135,300	5,476,944
Cairn Energy PLC (United Kingdom)*	263,690	1,411,607
ENI SpA (Italy)	76,100	1,937,946
EOG Resources, Inc.	69,414	6,753,982
Exxon Mobil Corp.	151,200	10,310,328
Murphy Oil Corp.	99,400	5,387,480
National Oilwell Varco, Inc.	153,962	6,788,185
NiSource, Inc.(a)	83,000	1,276,540
Statoil ASA (Norway)	20,500	511,262
Total SA (France)	16,000	1,027,678
Total SA, ADR (France)(a)	167,700	10,739,508
Tullow Oil PLC (United Kingdom)	97,547	2,046,574

		53,668,034

Oil, Gas & Consumable Fuels — 3.6%
BG Group PLC (United Kingdom)	188,124	3,396,814
BP PLC (United Kingdom)	518,200	5,003,821
Centerpoint Energy, Inc.	84,600	1,227,546
Chevron Corp.	142,300	10,955,677
CNOOC Ltd. (Hong Kong)	1,230,000	1,916,269
Cosmo Oil Co. Ltd. (Japan)	200,937	422,214
Nippon Oil Corp. (Japan)	153,000	709,325
Petrofac Ltd. (United Kingdom)	86,531	1,448,521
Petroleo Brasileiro SA (PRFC Shares) (Brazil)	103,026	2,171,180
Petroleo Brasileiro SA, ADR (Brazil)	246,905	11,772,430
Repsol YPF SA (Spain)	60,300	1,618,125
Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	149,100	4,342,264
Royal Dutch Shell PLC, ADR (United Kingdom)(a)	85,800	5,157,438
Saipem SpA (Italy)	84,225	2,906,639
Schlumberger Ltd. (Netherlands)	29,500	1,920,155
Sunoco, Inc.	64,500	1,683,450
Transocean Ltd. (Switzerland)*	193,752	16,042,665

		72,694,533

Paper & Forest Products — 0.4%
DS Smith PLC (United Kingdom)	376,300	769,655
International Paper Co.	208,200	5,575,596
Svenska Cellulosa AB SCA (Class B Stock) (Sweden)	69,100	921,290

		7,266,541

Pharmaceuticals — 3.3%
Abbott Laboratories	193,766	10,461,426
Actelion Ltd. (Switzerland)*	30,450	1,626,347
Astellas Pharma, Inc. (Japan)	53,000	1,977,369
AstraZeneca PLC (United Kingdom)	65,400	3,073,613
Eli Lilly & Co.	25,000	892,750
GlaxoSmithKline PLC (United Kingdom)	128,200	2,718,590
H. Lundbeck A/S (Denmark)	27,870	503,532
Merck & Co., Inc.	537,872	19,653,843
Miraca Holdings, Inc. (Japan)	28,500	784,351
Novartis AG (Switzerland)	49,900	2,725,001
Novo Nordisk A/S (Class B Stock) (Denmark)	35,377	2,258,528
Pfizer, Inc.	374,000	6,803,060
Qiagen NV (Netherlands)*	80,866	1,821,143
Roche Holding AG (Switzerland)	15,200	2,599,396
Sanofi-Aventis SA (France)	44,200	3,476,010
Terumo Corp. (Japan)	28,900	1,741,801
Teva Pharmaceutical Industries Ltd., ADR (Israel)	69,440	3,901,139

		67,017,899

Pipelines — 0.3%
Spectra Energy Corp.	303,700	6,228,887

Real Estate — 0.4%
Brookfield Asset Management, Inc. (Class A Stock) (Canada)	77,996	1,729,951
CapitaLand Ltd. (Singapore)	700,000	2,076,593

SEE NOTES TO FINANCIAL STATEMENTS.
A44

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Real Estate (cont’d.)
China Overseas Land & Investment Ltd. (Hong Kong)	794,000	$1,663,658
St. Joe Co. (The)*(a)	118,300	3,417,687

		8,887,889

Retail — 0.3%
Home Retail Group PLC (United Kingdom)	278,600	1,263,581
Li Ning Co. Ltd. (Cayman Islands)	482,000	1,827,655
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	44,100	970,821
Tim Hortons, Inc. (Canada)	32,866	1,009,690
Tsuruha Holdings, Inc. (Japan)	25,500	911,994

		5,983,741

Retail & Merchandising — 1.2%
Aoyama Trading Co. Ltd. (Japan)	39,600	505,468
Circle K Sunkus Co. Ltd. (Japan)	38,400	473,692
Greene King PLC (United Kingdom)	47,500	312,620
Industria de Diseno Textil SA (Spain)	42,881	2,678,023
NIKE, Inc. (Class B Stock)(a)	135,637	8,961,537
Nordstrom, Inc.(a)	96,089	3,611,025
Plenus Co. Ltd. (Japan)	29,700	403,098
Rallye SA (France)	20,900	730,094
Shimachu Co. Ltd. (Japan)	39,900	786,365
UNY Co. Ltd. (Japan)	39,000	275,027
Wal-Mart de Mexico SAB de CV (Class V Stock) (Mexico)	94,900	422,922
Wal-Mart Stores, Inc.	95,700	5,115,165

		24,275,036

Semiconductors — 0.3%
Analog Devices, Inc.	100,200	3,164,316
ASM Pacific Technology Ltd. (Cayman Islands)	87,800	830,119
STMicroelectronics NV (Netherlands)	42,100	389,014
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	808,839	1,630,194

		6,013,643

Semiconductors & Semiconductor Equipment — 0.1%
MediaTek, Inc. (Taiwan)	105,166	1,827,213

Software
Konami Corp. (Japan)	9,100	162,475

Specialty Retail — 0.4%
Home Depot, Inc. (The)	303,200	8,771,576

Steel Producers/Products
Voestalpine AG (Austria)	6,000	219,201

Telecommunications — 1.9%
American Tower Corp. (Class A Stock)*	170,121	7,350,928
BT Group PLC (United Kingdom)	444,100	967,173
France Telecom SA (France)	33,200	829,610
KDDI Corp. (Japan)	180	953,409
MobileOne Ltd. (Singapore)	153,900	206,895
Nippon Telegraph & Telephone Corp. (Japan)	31,200	1,232,496
Nokia Oyj (Finland)	85,600	1,106,806
NTT DoCoMo, Inc. (Japan)	800	1,116,391
Portugal Telecom SGPS SA (Portugal)	128,700	1,570,407
QUALCOMM, Inc.	235,651	10,901,215
Qwest Communications International, Inc.	320,300	1,348,463
Swisscom AG (Switzerland)	4,600	1,756,797
Telecom Italia SpA (Italy)	608,600	949,383
Telefonica SA (Spain)	178,011	4,982,353
Telstra Corp. Ltd. (Australia)	365,500	1,123,682
Vodafone Group PLC (United Kingdom)	861,200	1,994,288

		38,390,296

Tobacco — 0.2%
Altria Group, Inc.	115,000	2,257,450
Philip Morris International, Inc.	54,600	2,631,174

		4,888,624

Transportation — 1.3%
Canadian National Railway Co. (Canada)	52,106	2,832,482
Go-Ahead Group PLC (United Kingdom)	21,712	464,517
Nippon Express Co. Ltd. (Japan)	156,000	644,242
Norfolk Southern Corp.	81,577	4,276,266
Sankyu, Inc. (Japan)	234,000	1,203,652
Seino Holding Co. Ltd. (Japan)	87,000	552,231
Union Pacific Corp.	238,624	15,248,074

		25,221,464

Utilities — 0.7%
Drax Group PLC (United Kingdom)	57,400	382,676
E. ON AG (Germany)	105,656	4,434,808
Illinois Tool Works, Inc.	127,900	6,137,921
Pinnacle West Capital Corp.	60,200	2,202,116

		13,157,521

Wireless Telecommunication Services — 0.2%
Sprint Nextel Corp.*	831,600	3,043,656

TOTAL COMMON STOCKS
(cost $1,133,298,185)		1,224,473,454

PREFERRED STOCKS — 0.1%
Banks
Bank of America Corp., 10.00%, CVT	41,300	616,196

Diversified Financial Services
SLM Corp., 1.961%	1,800	26,640

Financial – Bank & Trust — 0.1%
Wells Fargo & Co., 8.00%(a)	28,975	744,658

TOTAL PREFERRED STOCKS
(cost $1,190,371)		1,387,494

SEE NOTES TO FINANCIAL STATEMENTS.
A45

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES — 0.7%
ACE Securities Corp.,
Series 2007-ASP2, Class A2A
0.321%(c)	06/25/37	Baa2	$167	$139,115
Ally Auto Receivables Trust,
Series 2009-A, Class A1, 144A
0.396%	09/15/10	A-1+(d)	507	506,895
Asset Backed Funding Certificates,
Series 2004-OPT5, Class A1
0.581%(c)	06/25/34	AAA(d)	129	91,707
Asset Backed Securities Corp. Home Equity,
Series 2004-HE6, Class A1
0.506%(c)	09/25/34	Aaa	17	13,978
Bank of America Auto Trust,
Series 2009-1A, Class A2, 144A
1.70%	12/15/11	Aaa	1,200	1,206,152
Bear Stearns Asset Backed Securities Trust,
Series 2006-AQ1, Class 2A1
0.316%(c)	10/25/36	B3	45	41,621
Series 2006-HE9, Class 1A1
0.281%(c)	11/25/36	Baa2	54	50,058
Series 2006-SD3, Class 1A1A
5.50%	08/25/36	BB(d)	319	195,505
Bear Stearns Second Lien Trust,
Series 2007-SV1A, Class A1, 144A
0.451%(c)	12/25/36	B3	172	120,544
Capital Auto Receivables Asset Trust,
Series 2007-SN2, Class A3, 144A
1.193%(c)	12/15/10	Aaa	520	519,828
Chase Issuance Trust,
Series 2009-A7, Class A7
0.683%(c)	09/17/12	Aaa	2,000	2,001,462
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3, Class A2
0.331%(c)	10/25/36	A2	70	66,564
Series 2007-AMC3, Class A2A
0.341%(c)	03/25/37	Baa2	128	108,536
Countrywide Asset-Backed Certificates,
Series 2006-15, Class A1
0.341%(c)	10/25/46	Aaa	29	27,393
Series 2006-17, Class 2A1
0.281%(c)	03/25/47	Aaa	2	2,280
Series 2006-21, Class 2A1
0.281%(c)	05/25/37	Aa2	42	40,770
Series 2006-24, Class 2A1
0.281%(c)	06/25/47	A2	126	120,539
Series 2006-25, Class 2A1
0.301%(c)	06/25/47	A2	88	83,169
Series 2007-2, Class 2A1
0.281%(c)	08/25/37	A2	123	117,959
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A1
0.291%(c)	11/25/36	B3	105	74,602
Series 2007-CB6, Class A1, 144A
0.351%(c)	07/25/37	B3	213	145,081
First Franklin Mortgage Loan Asset Backed Certificates,
Series 2006-FF15, Class A3
0.281%(c)	11/25/36	Aaa	70	68,078
Series 2006-FF18, Class A2A
0.301%(c)	12/25/37	Aa2	18	17,342
First NLC Trust,
Series 2007-1, Class A1, 144A
0.301%(c)	08/25/37	Ba3	253	169,575
Ford Credit Auto Owner Trust,
Series 2008-C, Class A2B
1.133%(c)	01/15/11	Aaa	165	164,717
Series 2009-A, Class A3B
2.739%(c)	05/15/13	Aaa	500	512,631
Series 2009-C, Class A2
2.00%	12/15/11	Aaa	1,200	1,206,946
Series 2009-D, Class A1, 144A
0.357%	09/15/10	P-1	1,074	1,073,591
Fremont Home Loan Trust,
Series 2006-C, Class 2A1
0.281%(c)	10/25/36	Aa1	69	60,768
Series 2006-E, Class 2A1
0.291%(c)	01/25/37	Ba3	148	103,240
GSAMP Trust,
Series 2006-HE7, Class A2A
0.271%(c)	10/25/46	Aaa	8	8,241
HFC Home Equity Loan Asset Backed Certificates,
Series 2007-1, Class A1F
5.91%	03/20/36	Aaa	261	262,859
Honda Auto Receivables Owner Trust,
Series 2009-3, Class A2
1.50%	08/15/11	Aaa	300	301,477
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 2A1
0.281%(c)	12/25/36	Caa2	156	112,941
Series 2007-OPT1, Class 2A1
0.281%(c)	12/25/36	Baa3	128	116,854
Series 2007-WF1, Class 2A1
0.291%(c)	05/25/37	Ba3	146	137,123
JPMorgan Mortgage Acquisition Corp.,
Series 2006-CH1, Class A2
0.281%(c)	07/25/36	Aaa	22	21,550
Series 2006-HE3, Class A2
0.32%(c)	11/25/36	Aa3	10	9,396
Series 2006-WMC3, Class A2
0.281%(c)	08/25/36	A2	2	2,450
Series 2006-WMC3, Class A3
0.341%(c)	08/25/36	Caa3	200	86,706
Lehman XS Trust,
Series 2006-16N, Class A1A
0.311%(c)	11/25/46	Ba1	45	44,242
0.518%(c)	11/25/46	Ba1	15	14,747
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.511%(c)	10/25/34	Aaa	12	9,539
Series 2006-10, Class 2A1
0.271%(c)	11/25/36	A2	1	1,339
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-MLN1, Class A2A
0.301%(c)	07/25/37	Aa2	17	16,513
Series 2006-RM4, Class A2A
0.311%(c)	09/25/37	Caa2	5	1,125
Series 2006-RM5, Class A2A
0.291%(c)	10/25/37	Ca	55	15,824

SEE NOTES TO FINANCIAL STATEMENTS.
A46

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

ASSET-BACKED SECURITIES (Continued)
Morgan Stanley ABS Capital I,
Series 2006-HE7, Class A2A
0.281%(c)	09/25/36	Aaa		$23	$22,613
Series 2006-NC5, Class A2A
0.271%(c)	10/25/36	Aaa		37	36,243
Series 2006-NC5, Class A2B
0.341%(c)	10/25/36	Ba3		300	210,523
Series 2006-WMC2, Class A2FP
0.281%(c)	07/25/36	Ca		122	62,111
Series 2007-HE6, Class A1
0.291%(c)	05/25/37	Baa2		178	141,330
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV1
0.291%(c)	06/25/37	Aa2		161	155,728
Residential Asset Mortgage Products, Inc.,
Series 2006-RZ5, Class A1A
0.331%(c)	08/25/46	Aaa		20	19,208
Series 2007-RS1, Class A1
0.311%(c)	02/25/37	Aaa		286	273,855
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB
0.731%(c)	07/25/32	Caa1		25	12,104
SBI Heloc Trust,
Series 2006-1A, Class 1A2A, 144A
0.401%(c)	08/25/36	Aaa		24	21,565
Securitized Asset Backed Receivables LLC Trust,
Series 2006-NC3, Class A2A
0.281%(c)	09/25/36	A2		6	6,384
Series 2007-BR5, Class A2A
0.361%(c)	05/25/37	B3		872	609,521
Series 2007-HE1, Class A2A
0.291%(c)	12/25/36	Caa2		54	25,964
SLM Student Loan Trust,
Series 2006-9, Class A2
0.282%(c)	04/25/17	Aaa		47	46,960
Series 2007-3, Class A1
0.272%(c)	10/27/14	Aaa		38	37,787
Series 2007-3, Class A3
0.322%(c)	04/25/19	Aaa		600	571,919
Soundview Home Equity Loan Trust,
Series 2006-NLC1, Class A1, 144A
0.291%(c)	11/25/36	Caa2		103	55,329
Structured Asset Investment Loan Trust,
Series 2006-4, Class A3
0.281%(c)	07/25/36	Aa1		27	25,676
Structured Asset Securities Corp.,
Series 2006-BC3, Class A2
0.281%	10/25/36	Aaa		65	61,388
Wachovia Asset Securitization, Inc.,
Series 2003-HE2, Class AI1
0.491%(c)	06/25/33	Baa1		1,171	736,861
Washington Mutual Asset-Backed Certificates,
Series 2006-HE5, Class 2A1
0.291%(c)	10/25/36	Ba3		441	305,478
Wells Fargo Home Equity Trust,
Series 2005-2, Class AI1A
0.461%(c)	10/25/35	Aaa		16	15,591

TOTAL ASSET-BACKED SECURITIES
(cost $14,489,144)					13,667,710

BANK LOANS(c)(g) — 0.2%
Chrysler Financial, Term B
4.24%	08/03/12	Caa-		2,248	2,188,296
TXU Corp., Term B3
3.73%	10/10/14	B+(d)		2,813	2,265,696
3.75%	10/10/14	B+(d)		29	23,418

TOTAL BANK LOANS
(cost $4,899,859)					4,477,410

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Banc of America Large Loan, Inc.,
Series 2007-BMB1, Class A1, 144A
0.743%(c)	08/15/29	Aaa		579	510,552
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48	Aaa		100	95,263
Series 2007-CD5, Class A4
5.886%(c)	11/15/44	Aaa		100	89,523
Credit Suisse Mortgage Capital Certificates,
Series 2006-C5, Class A3
5.311%	12/15/39	Aaa		1,700	1,418,166
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A1, 144A
0.325%(c)	03/06/20	Aaa		152	144,838
Hilton Hotel Pool Trust,
Series 2000-HLTA, Class B, 144A
0.735%(c)	10/03/15	Aaa		1,000	998,543
Immeo Residential Finance PLC,
Series 2, Class A (Ireland)
0.874%(c)	12/15/16	Aa3	EUR	275	334,847
JLOC Ltd., (Japan)
Series 36A, Class A1, 144A
0.575%(c)	02/16/16	Aaa	JPY	26,584	198,556
Series 37A, Class A1, 144A
0.56%(c)	01/15/15	Aa2	JPY	34,986	256,004
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP9, Class A3
5.336%	05/15/47	Aaa		110	95,399
Lehman Brothers Floating Rate Commercial Mortgage Trust,
Series 2006-LLFA, Class A1, 144A
0.313%(c)	09/15/21	Aaa		22	20,244
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1, 144A
0.78%(c)	07/09/21	Aaa		600	509,277
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4, Class A3
5.172%(c)	12/12/49	Aaa		900	795,534
Morgan Stanley Capital I,
Series 2007-IQ15, Class A4
5.88%(c)	06/11/49	BBB+(d)		40	35,658

SEE NOTES TO FINANCIAL STATEMENTS.
A47

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23, Class A4
5.418%(c)	01/15/45	Aaa		$100	$95,788
Series 2006-WL7A, Class A1, 144A
0.323%(c)	09/15/21	Aaa		664	565,606

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $6,519,485)					6,163,798

CORPORATE BONDS — 10.6%
Advertising
Omnicom Group, Inc.,
Sr. Unsec’d. Notes
5.90%	04/15/16	Baa1		200	213,025

Aerospace
Goodrich Corp.,
Sr. Unsec’d. Notes
6.29%	07/01/16	Baa2		100
					107,271

Airlines
Southwest Airlines Co.,
Sr. Unsec’d. Notes
6.50%	03/01/12	Baa3		100	106,407

Apparel — 0.1%
Jones Apparel Group, Inc.,
Sr. Unsec’d. Notes
5.125%	11/15/14	Ba3		1,200	1,161,000

Automobile Manufacturers — 0.1%
Daimler Finance North America LLC,
Gtd. Notes, MTN
5.75%	09/08/11	A3		1,600	1,680,659
PACCAR, Inc.,
Sr. Unsec’d. Notes
1.428%(c)	09/14/12	A1		600	607,600

					2,288,259

Automotive Parts — 0.2%
Autozone, Inc.,
Sr. Unsec’d. Notes
5.875%	10/15/12	Baa2		1,100	1,188,969
6.95%	06/15/16	Baa2		2,400	2,601,807

					3,790,776

Banks — 3.3%
Abbey National Treasury Services PLC,
Bank Gtd. Notes, 144A (United Kingdom)
3.875%	11/10/14	Aa3		2,300	2,308,186
ABN Amro Bank NV,
Cov’d. Notes, MTN (Netherlands)
3.75%	01/12/12	Aaa	EUR	700	1,032,996
American Express Bank FSB,
Sr. Unsec’d. Notes
0.291%(c)	04/26/10	A2		1,700	1,695,100
0.361%(c)	05/29/12	A2		200	194,722
Australia & New Zealand Banking Group Ltd.,
Gov’t. Liquid Gtd. Notes, 144A (Australia)
0.534%(c)	06/18/12	Aaa		1,000	992,323
Bank of America Corp.,
Sr. Sub. Notes, MTN
4.75%(c)	05/23/17	A3	EUR	600	775,655
Sr. Unsec’d. Notes
0.544%(c)	10/14/16	A2		500	441,689
7.375%	05/15/14	A2		200	226,943
7.625%	06/01/19	A2		300	347,054
Sub. Notes, MTN
4.00%(c)	03/28/18	A3	EUR	300	381,179
Bank of Queensland Ltd.,
Gov’t. Liquid Gtd. Notes (Australia)
4.51%(c)	10/22/12	Aaa	AUD	700	632,311
Bank of Scotland PLC,
Gov’t. Liquid Gtd. Notes (Australia)
4.533%(c)	07/24/12	Aaa	AUD	900	813,295
4.75%	01/13/11	Aaa	AUD	2,500	2,241,642
Barclays Bank PLC (United Kingdom),
Jr. Sub. Notes, 144A (United Kingdom)
5.926%(c)	09/29/49	Baa2		2,700	2,025,000
Sub. Notes, 144A
10.179%	06/12/21	Baa1		2,800	3,613,876
BNP Paribas Home Loan Covered Bonds SA,
Cov’d. Notes, MTN (France)
3.75%	12/13/11	Aaa	EUR	700	1,037,279
4.75%	05/28/13	Aaa	EUR	400	614,476
BNP Paribas,
Jr. Sub. Notes, 144A (France)
5.186%(c)	06/29/49	A3		200	164,883
Citibank NA,
FDIC Gtd. Notes
1.375%	08/10/11	Aaa		4,200	4,211,134
Commonwealth Bank of Australia,
Gov’t. Liquid Gtd. Notes, 144A (Australia)
0.533%(c)	09/17/14	Aaa		100	99,686
0.636%(c)	12/10/12	Aaa		700	703,721
0.704%(c)	07/12/13	Aaa		2,100	2,092,820
0.751%(c)	06/25/14	Aaa		500	497,844
2.50%	12/10/12	Aaa		900	907,933
Compagnie de Financement Foncier,
Cov’d. Notes, MTN (France)
4.50%	01/09/13	Aaa	EUR	1,300	1,972,099
Dexia Credit Local,
Gov’t. Liquid Gtd. Notes, 144A (France)
2.375%	09/23/11	Aa1		800	816,426
European Investment Bank (Supranational Bank),
Unsub. Notes
5.375%	05/20/14	Aaa	AUD	1,000	877,156
Unsub. Notes, MTN
4.25%	04/15/19	Aaa	EUR	1,200	1,795,536
Fortis Bank Nederland NV,
Gov’t. Liquid Gtd. Notes, MTN (Netherlands)
3.375%	05/19/14	Aaa	EUR	1,800	2,641,890

SEE NOTES TO FINANCIAL STATEMENTS.
A48

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Banks (cont’d.)
GMAC, Inc.,
Sr. Unsec’d. Notes
7.25%	03/02/11	Ca		$700	$698,656
ING Bank Australia Ltd.,
Gov’t. Liquid Gtd. Notes (Australia)
4.39%(c)	08/28/13	NR	AUD	1,100	984,982
ING Bank Ltd.,
Gov’t. Liquid Gtd. Notes (Australia)
4.85%	06/24/14	Aaa	AUD	2,000	1,805,853
ING Bank NV,
Gov’t. Liquid Gtd. Notes, 144A (Netherlands)
3.90%	03/19/14	Aaa		4,700	4,837,574
Kreditanstalt Fuer Wiederaufbau,
Gov’t. Gtd. Notes (Germany)
3.875%	01/21/19	Aaa	EUR	300	437,207
Lloyds TSB Bank PLC,
Sub. Notes, 144A (United Kingdom)(g)
12.00%(c)	12/29/49	Ba1		3,600	3,534,799
Members Equity Bank Property Ltd.,
Gov’t. Liquid Gtd. Notes, MTN (Australia)
5.75%	08/20/12	AAA(d)	AUD	600	539,225
NIBC Bank NV,
Gov’t. Liquid Gtd. Notes, 144A (Netherlands)(g)
2.80%	12/02/14	Aaa		4,900	4,768,102
Nykredit Realkredit A/S,
Cov’d. Notes (Denmark)
5.00%	01/01/10	Aaa	EUR	1,200	1,773,964
Rabobank Nederland NV,
Jr. Sub. Notes, 144A (Netherlands)
11.00%(c)	06/29/49	Aa2		150	182,888
Realkredit Danmark A/S,
Cov’d. Notes (Denmark)
5.00%	01/01/10	Aaa	EUR	1,200	1,773,965
Regions Financial Corp.,
Sr. Unsec’d. Notes
7.75%	11/10/14	Baa3		400	394,489
Societe Financement de l’Economie Francaise (France),
Gov’t. Liquid Gtd. Notes
3.00%	04/07/14	Aaa	EUR	1,000	1,450,706
Gov’t. Liquid Gtd. Notes, 144A
2.125%	01/30/12	Aaa		300	303,186
2.25%	06/11/12	Aaa		1,200	1,215,666
3.375%	05/05/14	Aaa		600	608,716
Societe Generale Societe de Credit Fonciere,
Cov’d. Notes, MTN (France)
4.00%	07/07/16	Aaa	EUR	600	885,902
Westpac Securities NZ Ltd.,
Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)
2.50%	05/25/12	Aaa		1,100	1,115,312
3.45%	07/28/14	Aaa		900	908,171
WM Covered Bond Program,
Cov’d. Notes, MTN
4.00%	09/27/16	AAA(d)	EUR	1,600	2,216,407
4.375%	05/19/14	AAA(d)	EUR	700	1,018,021

					67,608,645

Building Materials
Masco Corp.,
Sr. Unsec’d. Notes
6.125%	10/03/16	Ba2		$1,000	952,941

Chemicals — 0.1%
Cytec Industries, Inc.,
Sr. Unsec’d. Notes
6.00%	10/01/15	Baa3		1,000	1,054,220
8.95%	07/01/17	Baa3		900	1,067,504
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.525%(c)	08/08/11	Baa3		800	814,112

					2,935,836

Commercial Banks — 0.1%
HBOS Capital Funding LP,
Gtd. Notes (United Kingdom)
9.54%(c)	03/29/49	B3	GBP	200	258,431
HBOS PLC,
Sub. Notes, 144A (United Kingdom)
6.75%	05/21/18	Ba1		1,000	927,906

					1,186,337

Commercial Services
Board of Trustees of The Leland Stanford Junior University (The),
Bonds
4.75%	05/01/19	Aaa		500	506,360

Computer Services & Software — 0.1%
Computer Sciences Corp.,
Sr. Unsec’d. Notes
5.50%	03/15/13	Baa1		1,000	1,060,174

Construction
D.R. Horton, Inc.,
Gtd. Notes
6.00%	04/15/11	Ba3		100	101,750

Containers & Packaging
Rexam PLC,
Sr. Unsec’d. Notes, 144A (United Kingdom)
6.75%	06/01/13	Baa3		500	531,164
Sealed Air Corp.,
Sr. Unsec’d. Notes, 144A
5.625%	07/15/13	Baa3		100	105,736

					636,900

Diversified Financial Services — 0.7%
American Express Credit Corp.,
Sr. Unsec’d. Notes
0.415%(c)	12/02/10	A2		1,600	1,594,065
Sr. Unsec’d. Notes, MTN
0.351%(c)	02/24/12	A2		200	195,460
0.384%(c)	10/04/10	A2		200	199,478
0.393%(c)	06/16/11	A2		300	295,961
1.631%(c)	05/27/10	A2		100	100,403
5.875%	05/02/13	A2		300	321,948

SEE NOTES TO FINANCIAL STATEMENTS.
A49

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Diversified Financial Services (cont’d.)
BA Covered Bond Issuer,
Cov’d. Notes, MTN
4.125%	04/05/12	Aa2	EUR	1,200	$1,755,827
BAE Systems Holdings, Inc.,
Gtd. Notes, 144A
6.40%	12/15/11	Baa2		$100	106,205
Countrywide Home Loans, Inc.,
Gtd. Notes, MTN
4.00%	03/22/11	A2		100	102,129
El Paso Performance-Linked Trust,
Sr. Unsec’d. Notes, 144A
7.75%	07/15/11	Ba3		1,000	1,025,161
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
7.25%	10/25/11	B3		450	454,451
7.80%	06/01/12	B3		50	50,538
GATX Financial Corp.,
Sr. Unsec’d. Notes
5.125%	04/15/10	Baa1		100	100,726
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.625%	09/15/17	Aa2		2,000	2,060,460
Sub. Notes, 144A
6.50%(c)	09/15/67	Aa3	GBP	700	921,469
ORIX Corp.,
Sr. Unsec’d. Notes (Japan)
5.48%	11/22/11	A3		100	100,370
Petroleum Export Ltd.,
Sr. Sec’d. Notes (Cayman Islands)(g)
5.265%	06/15/11	Ba1		1,125	1,096,691
SLM Corp.,
Sr. Unsec’d. Notes
5.45%	04/25/11	Ba1		1,800	1,794,998
TNK-BP Finance SA,
Gtd. Notes (Luxembourg)
7.50%	07/18/16	Baa2		1,500	1,543,125
Williams Cos., Inc., Credit Linked Certificate Trust V (The),
Sr. Unsec’d. Notes, 144A
6.375%	10/01/10	Baa3		900	916,290

					14,735,755

Electric — 0.2%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
5.25%	06/01/15	Baa2		1,300	1,346,686
Enel Finance International SA,
Gtd. Notes, 144A (Luxembourg)
5.125%	10/07/19	A2		1,600	1,609,881
NiSource Finance Corp.,
Gtd. Notes
6.80%	01/15/19	Baa3		1,000	1,069,447

					4,026,014

Financial – Bank & Trust — 2.1%
ANZ National International Ltd.,
Bank Gtd. Notes, 144A (New Zealand)
6.20%	07/19/13	Aa2		1,200	1,291,842
BPCE SA,
Jr. Sub. Notes, MTN (France),
6.117%(c)	10/29/49	A2	EUR	300	297,820
Citigroup Property Ltd.,
Gov’t. Liquid Gtd. Notes (Australia)
5.50%	06/18/12	Aaa	AUD	500	448,695
5.50%	08/20/12	Aaa	AUD	900	807,088
Export-Import Bank of Korea (Korea),
Sr. Unsec’d. Notes
5.875%	01/14/15	A2		$2,000	2,146,224
Sr. Unsec’d. Notes, MTN
5.75%	05/22/13	A2	EUR	300	455,159
Investec Bank Australia Ltd.,
Gov’t. Liquid Gtd. Notes (Australia)
5.00%	02/27/14	Aaa	AUD	1,100	947,165
Mizuho Financial Group Cayman Ltd.,
Bank Gtd. Notes (Cayman Islands)
8.375%	01/29/49	A1		700	698,250
Morgan Stanley,
Sr. Unsec’d. Notes
0.764%(c)	10/15/15	A2		200	187,555
Sr. Unsec’d. Notes, MTN
0.374%(c)	01/15/10	NR		1,600	1,599,138
0.534%(c)	01/09/12	A2		1,400	1,384,149
1.048%(c)	03/01/13	A2	EUR	100	136,146
6.625%	04/01/18	A2		1,800	1,946,102
National Australia Bank Ltd. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
3.375%	07/08/14	Aaa		1,000	1,004,616
Sub. Notes, MTN
0.481%(c)	06/29/16	Aa2		300	284,211
Royal Bank of Scotland Group PLC (United Kingdom),
Gov’t. Liquid Gtd. Notes, 144A
0.514%(c)	03/30/12	Aaa		8,200	8,174,408
Jr. Sub. Notes
9.118%	03/31/49	B3		500	457,500
Royal Bank of Scotland PLC (The) (United Kingdom),
Gov’t. Liquid Gtd. Notes, 144A
1.45%	10/20/11	Aaa		5,000	4,988,810
Gov’t. Liquid Gtd. Notes, MTN
1.183%(c)	04/23/12	Aaa		2,600	2,628,244
3.75%	11/14/11	Aaa	EUR	800	1,186,634
4.125%	11/14/11	Aaa	GBP	1,800	3,033,046
Sub. Notes, MTN
0.974%(c)	01/30/17	Baa3	EUR	1,000	1,108,564
Santander Perpetual SA Unipersonal,
Bank Gtd. Notes, 144A (Spain)
6.671%(c)	10/29/49	A1		300	269,645
State Street Capital Trust III Ltd.,
Gtd. Notes
8.25%(c)	03/15/42	A3		1,000	1,024,210
State Street Capital Trust IV Ltd.,
Gtd. Notes
1.254%(c)	06/15/37	A2		300	202,272
Suncorp-Metway Ltd.,
Gov’t. Liquid Gtd. Notes, MTN (Australia)
4.00%	01/16/14	Aaa	GBP	700	1,166,310
SEE NOTES TO FINANCIAL STATEMENTS.
A50

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Financial – Bank & Trust (cont’d.)
Wells Fargo & Co.,
Sr. Unsec’d. Notes
0.384%(c)	01/12/11	A1		$1,500	$1,499,160
Westpac Banking Corp. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
0.536%(c)	09/10/14	Aaa		100	100,148
2.70%	12/09/14(g)	Aaa		2,300	2,243,542
Gov’t. Liquid Gtd. Notes, MTN
4.00%	03/19/12	Aaa	AUD	600	524,687

					42,241,340

Financial Services — 1.7%
American General Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.90%	12/15/17	B2		4,400	3,055,158
American Honda Finance Corp.,
Sr. Unsec’d. Notes, 144A, MTN
1.042%(c)	06/20/11	A1		900	900,073
Bear Stearns Cos. LLC (The),
Sr. Unsec’d. Notes
7.25%	02/01/18	Aa3		100	114,785
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.001%(c)	06/24/11	A2		1,000	1,008,270
Citigroup Finance Canada, Inc.,
Gtd. Notes, MTN (Canada)
5.50%	05/21/13	A3	CAD	400	393,035
Citigroup Funding, Inc.,
Gtd. Notes, MTN
1.325%(c)	05/07/10	A3		500	501,142
Citigroup, Inc.,
Sr. Unsec’d. Notes
0.361%(c)	05/18/11	A3		400	393,166
5.50%	10/15/14	A3		600	607,519
6.01%	01/15/15	A3		2,500	2,552,745
6.125%	11/21/17	A3		1,000	1,007,975
6.50%	01/18/11	A3		3,000	3,137,145
Sr. Unsec’d. Notes, MTN
0.867%(c)	06/28/13	A3	EUR	600	811,285
0.916%(c)	02/09/16	A3	EUR	700	901,290
Goldman Sachs Group, Inc. (The),
Sub. Notes
6.75%	10/01/37	A2		400	411,155
HSBC Capital Funding LP Ltd.,
Gtd. Notes, 144A
9.547%(c)	12/29/49	A3		700	721,000
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.334%(c)	03/12/10	A3		300	299,821
0.552%(c)	04/24/12	A3		1,000	964,484
Sr. Unsec’d. Notes, MTN
0.485%(c)	08/09/11	A3		100	98,073
0.524%(c)	05/10/10	A3		200	199,937
HSBC Financial Corp. Ltd.,
Gtd. Notes, MTN (Canada)
0.646%(c)	05/03/12	A3	CAD	200	188,346
JPMorgan Chase & Co.,
FDIC Gtd. Notes
3.625%	12/12/11	Aaa	EUR	1,100	1,631,178
Sr. Unsec’d. Notes
5.375%	10/01/12	Aa3		$100	108,213
Sr. Unsec’d. Notes, MTN
0.331%(c)	06/25/10	Aa3		400	399,954
JPMorgan Chase Bank NA,
Sub. Notes
6.00%	10/01/17	Aa2		1,200	1,284,809
LBG Capital No.1 PLC, Bank Gtd. Notes, 144A (United Kingdom)(g)
8.50%(c)	12/29/49	B+(d)		700	520,111
LeasePlan Corp. NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
3.00%	05/07/12	Aaa		1,200	1,231,745
Gov’t. Liquid Gtd. Notes, MTN
3.25%	05/22/14	Aaa	EUR	300	437,051
Lehman Brothers Holdings, Inc.,(i)
Sr. Unsec’d. Notes, MTN
2.82%	11/16/10	NR		400	78,000
2.85%	12/23/24	NR		700	136,500
2.95%	05/25/10	NR		200	39,000
5.625%	01/24/13	NR		4,800	984,000
6.875%	05/02/18	NR		1,100	228,250
Merrill Lynch & Co., Inc., Notes, MTN
6.875%	04/25/18	A2		1,500	1,616,157
Sr. Unsec’d. Notes, MTN
0.481%(c)	11/01/11	A2		400	392,672
0.485%(c)	06/05/12	A2		300	291,035
6.05%	08/15/12	A2		1,500	1,606,848
Pearson Dollar Finance Two PLC,
Gtd. Notes, 144A (United Kingdom)
6.25%	05/06/18	Baa1		1,000	1,049,984
UBS AG (Switzerland),
Sr. Unsec’d. Notes
5.875%	12/20/17	Aa3		800	822,154
Sr. Unsec’d. Notes, MTN
5.75%	04/25/18	Aa3		1,100	1,119,811
UBS AG,
Sr. Unsub. Notes, MTN (Switzerland)
1.501%(c)	09/29/11	Aa3		1,200	1,197,041
Western Union Co. (The),
Gtd. Notes
5.93%	10/01/16	A3		100	107,872

					33,548,789

Food
Tate & Lyle International Finance PLC,
Gtd. Notes, 144A (United Kingdom)
6.125%	06/15/11	Baa3		100	103,518

Healthcare Services
HCA, Inc.,
Sec’d. Notes
9.25%	11/15/16	B2		500	536,875

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount		Value
Rate	Date	(Unaudited)		(000)#		(Note 2)

CORPORATE BONDS (Continued)
Healthcare – Products
Boston Scientific Corp.,
Sr. Unsec’d. Notes
6.00%	06/15/11	Ba1			$100	$104,625

Insurance — 0.4%
Allstate Life Global Funding Trusts,
Sr. Sec’d. Notes, MTN
5.375%	04/30/13	A1			400	426,990
American International Group, Inc.,
Jr. Sub. Debs
8.175%(c)	05/15/58	Ba2			1,200	792,000
Jr. Sub. Notes
4.875%(c)	03/15/67	Ba2		EUR	100	74,544
Jr. Sub. Notes, 144A
8.00%(c)	05/22/38	Ba2		EUR	1,300	1,160,099
Sr. Unsec’d. Notes
0.394%	10/18/11(c)	A3			200	180,825
8.25%	08/15/18	A3			2,000	1,877,700
Sr. Unsec’d. Notes, MTN
5.85%	01/16/18	A3			500	410,264
Liberty Mutual Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.75%	03/15/14	Baa2			1,000	985,674
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
5.75%	09/15/15	Baa2			1,000	1,043,269
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
2.157%(c)	06/10/11	Aa3			1,100	1,121,987
Sr. Unsec’d. Notes, 144A
1.378%(c)	09/17/12	Aa3			400	401,889

						8,475,241

Lodging — 0.1%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes, 144A
5.75%	08/15/15	Baa1			1,500	1,508,991
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes (Liberia)
8.00%	05/15/10	Ba3			200	203,500
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec’d. Notes
6.75%	05/15/18	Ba1			600	601,500

						2,313,991

Media
New York Times Co. (The),
Sr. Unsec’d. Notes
5.00%	03/15/15	B1			800	717,719

Medical Supplies & Equipment — 0.1%
Covidien International Finance SA,
Gtd. Notes, 144A (Luxembourg)
6.00%	10/15/17	Baa1			2,000	2,161,718
McKesson Corp.,
Sr. Unsec’d. Notes
5.70%	03/01/17	Baa3			100	104,888

						2,266,606

Metals & Mining — 0.1%
Corp. Nacional del Cobre de Chile – CODELCO,
Unsec’d. Notes (Chile)
6.15%	10/24/36	A1			$750	770,809
Rio Tinto Alcan, Inc.,
Sr. Unsec’d. Notes (Canada)
6.45%	03/15/11	BBB+(d)			100	105,597
Xstrata Canada Corp.,
Gtd. Notes (Canada)
7.35%	06/05/12	Baa2			100	110,274

						986,680

Multimedia — 0.1%
Vivendi,
Sr. Unsec’d. Notes, 144A (France)
5.75%	04/04/13	Baa2			1,000	1,051,347

Oil, Gas & Consumable Fuels — 0.1%
Gaz Capital SA,
Sr. Unsec’d. Notes (Luxembourg)
5.875%	06/01/15	Baa1	EUR		500	727,526
Petronas Capital Ltd.,
Gtd. Notes (Malaysia)
7.875%	05/22/22	A1			500	605,671
Ras Laffan Liquefied Natural Gas Co. Ltd. II,
Bonds(g)
5.298%	09/30/20	Aa2			1,450	1,455,510

						2,788,707

Pharmaceuticals — 0.1%
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
6.00%	06/15/17	Baa3			1,000	1,018,371

Pipelines — 0.2%
Dynegy Roseton/Danskammer Pass-Through Trust, Series A,
Pass-Through Certificates
7.27%	11/08/10	B2			23	22,648
El Paso Corp.,
Sr. Unsec’d. Notes
7.00%	05/15/11	Ba3			400	408,779
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
6.514%	12/15/12	Baa3			400	434,754
Spectra Energy Capital LLC,
Gtd. Notes
6.20%	04/15/18	Baa2			2,400	2,548,833

						3,415,014

Real Estate Investment Trusts — 0.1%
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
5.875%	05/15/15	Baa2			300	293,764
Nationwide Health Properties, Inc.,
Sr. Unsec’d. Notes
6.50%	07/15/11	Baa2			200	207,951

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Real Estate Investment Trusts (cont’d.)
Simon Property Group LP,
Sr. Unsec’d. Notes
5.25%	12/01/16	A3		$500	$486,262
5.75%	12/01/15	A3		100	101,975

					1,089,952

Retail — 0.1%
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
7.95%	04/01/17	Ba1		270	294,975
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.75%	07/15/14	Ba2		1,400	1,403,500
New Albertsons, Inc.,
Sr. Unsec’d. Notes
7.50%	02/15/11	Ba3		1,100	1,124,750

					2,823,225

Retail & Merchandising
Limited Brands, Inc.,
Sr. Unsec’d. Notes
6.90%	07/15/17	Ba3		500	499,375

Savings & Loan — 0.2%
Sovereign Bancorp, Inc.,
Sr. Unsec’d. Notes
0.479%(c)	03/23/10	Baa1		400	399,848
4.90%	09/23/10	Baa1		1,000	1,021,166
U.S. Central Federal Credit Union,
Gov’t. Gtd. Notes
1.90%	10/19/12	Aaa		1,000	999,218
Western Corporate Federal Credit Union,
Gov’t. Gtd. Notes
1.75%	11/02/12	Aaa		1,000	995,510

					3,415,742

Telecommunications — 0.1%
Embarq Corp.,
Sr. Unsec’d. Notes
6.738%	06/01/13	Baa3		100	108,648
Motorola, Inc.,
Sr. Unsec’d. Notes
6.00%	11/15/17	Baa3		100	96,755
Telecom Italia Capital SA,
Gtd. Notes (Luxembourg)
0.894%(c)	07/18/11	Baa2		1,000	995,833

					1,201,236

Tobacco
Reynolds American, Inc.,
Gtd. Notes
0.954%(c)	06/15/11	Baa3		500	495,341
UST, Inc.,
Sr. Unsec’d. Notes
6.625%	07/15/12	Baa1		200	216,380

					711,721

Transportation
CSX Corp.,
Sr. Unsec’d. Notes
6.30%	03/15/12	Baa3		100	108,193

Wireless Telecommunication Services — 0.2%
Sprint Capital Corp.,
Gtd. Notes
7.625%	01/30/11	Ba3		1,300	1,330,875
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
0.651%(c)	06/28/10	Ba3		1,200	1,181,067
6.00%	12/01/16	Ba3		200	182,500
8.375%	08/15/17	Ba3		1,000	1,020,000

					3,714,442

TOTAL CORPORATE BONDS
(cost $219,832,910)					214,550,159

FOREIGN GOVERNMENT BONDS — 5.0%
Banco Nacional de Desenvolvimento Economico e Social,
Notes (Brazil)
6.50%	06/10/19	Baa2		2,400	2,552,664
Brazilian Government International Bond,
Sr. Unsec’d. Notes (Brazil)
5.875%	01/15/19	Baa3		2,800	2,982,000
Bundesrepublik Deutschland,
Bonds (Germany)
3.75%	07/04/13	Aaa	EUR	800	1,214,307
3.75%	01/04/15	Aaa	EUR	1,900	2,878,041
3.75%	01/04/19	Aaa	EUR	7,700	11,410,752
4.00%	01/04/37	Aaa	EUR	400	558,464
4.25%	07/04/39	Aaa	EUR	1,000	1,466,233
4.75%	07/04/34	Aaa	EUR	1,000	1,554,382
4.75%	07/04/40	Aaa	EUR	2,100	3,337,536
5.50%	01/04/31	Aaa	EUR	1,500	2,533,337
6.25%	01/04/30	Aaa	EUR	100	183,008
Colombia Government International Bond,
Sr. Unsec’d. Notes (Colombia)
7.375%	03/18/19	Ba1		1,000	1,132,500
France Government Bond,
Bonds (France)
3.50%	04/25/15	Aaa	EUR	2,400	3,577,447
3.75%	10/25/19	AAA(d)	EUR	2,100	3,036,015
4.00%	04/25/13	Aaa	EUR	1,200	1,828,307
4.00%	04/25/18	Aaa	EUR	5,000	7,499,247
4.00%	10/25/38	Aaa	EUR	700	964,318
4.25%	10/25/17	Aaa	EUR	1,400	2,138,929
4.25%	10/25/23	Aaa	EUR	2,000	2,947,432
Hellenic Republic Government Bond (Greece),
Bonds
4.30%	03/20/12	A2	EUR	100	143,177
Sr. Unsec’d. Notes
4.60%	05/20/13	A2	EUR	3,100	4,399,425
Unsub. Notes
4.00%	08/20/13	A2	EUR	700	975,687

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

FOREIGN GOVERNMENT BONDS (Continued)
Indonesia Government International Bond,
Sr. Unsec’d. Notes (Indonesia)
6.625%	02/17/37	Ba2		$1,000	$980,133
6.875%	01/17/18	Ba2		1,800	1,971,000
Italian Republic,
Sr. Unsec’d. Notes (Italy)
2.125%	10/05/12	NR		3,300	3,303,465
Italy Buoni Poliennali del Tesoro,
Bonds (Italy)
3.75%	12/15/13	Aa2	EUR	2,300	3,426,656
4.25%	04/15/13	Aa2	EUR	1,500	2,272,181
Japan Government Bond,
Bonds (Japan)
1.70%	03/20/17	Aa2	JPY	880,000	10,026,180
Netherlands Government Bond,
Bonds (Netherlands)
4.00%	07/15/16	Aaa	EUR	1,100	1,666,155
4.00%	07/15/19	Aaa	EUR	700	1,039,167
4.25%	07/15/13	Aaa	EUR	100	153,932
4.50%	07/15/17	Aaa	EUR	300	465,644
Peruvian Government International Bond,
Sr. Unsec’d. Notes (Peru)
7.35%	07/21/25	Baa3		500	572,500
Philippine Government International Bond,
Sr. Unsec’d. Notes (Philippines)
8.375%	06/17/19	Ba3		1,000	1,212,500
Province of Ontario Canada (Canada),
Bonds
4.10%	06/16/14	Aa1		900	942,462
4.70%	06/02/37	Aa1	CAD	400	377,744
Debs.
6.20%	06/02/31	Aa1	CAD	1,100	1,232,061
Sr. Unsec’d. Notes
4.00%	10/07/19	Aa1		600	575,412
Unsec’d. Notes, MTN
5.60%	06/02/35	Aa1	CAD	800	848,879
Province of Quebec Canada,
Bonds (Canada)
5.00%	12/01/38	Aa2	CAD	500	486,819
Qatar Government International Bond,
Sr. Notes (Qatar), 144A
6.40%	01/20/40	Aa2		2,400	2,412,000
Republic of Brazil,
Sr. Unsec’d. Notes (Brazil)
12.50%	01/05/22	Baa3	BRL	1,500	973,578
United Kingdom Gilt,
Bonds (United Kingdom)
3.25%	12/07/11	AAA(d)	GBP	200	334,988
3.75%	09/07/19	AAA(d)	GBP	2,000	3,136,549
4.25%	06/07/32	Aaa	GBP	100	156,989
4.25%	03/07/36	Aaa	GBP	900	1,405,487
4.50%	12/07/42	AAA(d)	GBP	400	657,482
4.75%	12/07/38	Aaa	GBP	700	1,191,352

TOTAL FOREIGN GOVERNMENT BONDS
(cost $100,636,586)					101,134,523

MUNICIPAL BONDS — 0.4%
California — 0.2%
Golden State Tobacco Securitization Corp.,
Revenue Bonds
5.125%	06/01/47	Baa3		900	601,209
State of California,
General Obligation Bonds
5.00%	06/01/37	Baa1		600	541,302
5.00%	11/01/37	Baa1		1,150	1,036,748
5.00%	04/01/38	Baa1		1,200	1,077,036
University of California,
Revenue Bonds
6.583%	05/15/49	Aa2		600	583,164

					3,839,459

Illinois — 0.1%
Chicago Transit Authority, Series A,
Revenue Bonds
6.899%	12/01/40	A1		600	626,526
Illinois Finance Authority,
Revenue Bonds
5.75%	07/01/33	Aa1		700	768,495

					1,395,021

Massachusetts
Massachusetts Health & Educational Facilities Authority,
Revenue Bonds
6.00%	07/01/36	Aaa		500	574,460

New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
7.414%	01/01/40	A3		200	225,440
Tobacco Settlement Financing Corp.,
Revenue Bonds
5.00%	06/01/41	Baa3		100	68,891

					294,331

New York — 0.1%
New York City Municipal Water Finance Authority,
Revenue Bonds
5.75%	06/15/40	Aa3		500	554,215
Port Authority of New York & New Jersey,
Revenue Bonds
5.75%	11/01/30	Aa3		1,200	1,283,292

					1,837,507

Ohio
Buckeye Tobacco Settlement Financing Authority,
Revenue Bonds
5.875%	06/01/30	Baa3		400	339,952
5.875%	06/01/47	Baa3		300	226,188

					566,140

Puerto Rico
Puerto Rico Sales Tax Financing Corp.,
Revenue Bonds
6.528%(t)	08/01/54	Aa3		100	5,641

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

MUNICIPAL BONDS (Continued)
West Virginia
Tobacco Settlement Finance Authority of West Virginia,
Revenue Bonds
7.467%	06/01/47	Baa3	$95	$75,882

TOTAL MUNICIPAL BONDS
(cost $8,571,174)				8,588,441

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.3%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
5.153%(c)	09/25/35	Ba1	429	307,550
American Home Mortgage Investment Trust,
Series 2005-2, Class 4A1
5.66%(c)	09/25/45	A1	386	305,042
Banc of America Funding Corp.,
Series 2006-8T2, Class A10
5.753%	10/25/36	Caa1	88	52,213
Series 2006-J, Class 4A1
6.083%(c)	01/20/47	CCC(d)	72	50,507
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A7
4.783%(c)	05/25/35	B3	1,000	757,621
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-5, Class 1A2
3.739%(c)	08/25/33	Aaa	37	36,230
Series 2003-7, Class 6A
4.653%(c)	10/25/33	Aaa	25	23,078
Series 2003-9, Class 2A1
4.371%(c)	02/25/34	Aa3	291	252,974
Series 2004-2, Class 22A
4.10%(c)	05/25/34	Aaa	66	58,829
Series 2004-10, Class 13A1
4.991%(c)	01/25/35	A1	338	289,425
Series 2004-10, Class 21A1
3.562%(c)	01/25/35	A1	504	439,314
Series 2004-10, Class 22A1
4.984%(c)	01/25/35	A1	276	252,186
Series 2005-2, Class A1
2.94%	03/25/35	Aa1	473	414,036
Series 2005-2, Class A2
2.18%	03/25/35	Aaa	153	136,222
Series 2005-4, Class 3A1
5.362%(c)	08/25/35	Baa3	1,622	1,384,850
Series 2005-5, Class A1
2.53%	08/25/35	Aaa	291	253,437
Series 2005-5, Class A2
2.56%	08/25/35	Aa1	1,021	897,620
Series 2005-8, Class A3, 144A
5.131%(c)	08/25/35	A1	1,000	890,112
Series 2005-9, Class A1
4.625%(c)	10/25/35	Ba1	118	100,220
Series 2007-5, Class 3A1
5.937%(c)	08/25/47	B(d)	814	532,285
Bear Stearns Alt-A Trust,
Series 2005-7, Class 22A1
5.378%(c)	09/25/35	Ba1	221	147,676
Series 2005-9, Class 24A1
5.506%(c)	11/25/35	Caa1	231	133,122
Series 2005-10, Class 24A1
5.684%(c)	01/25/36	Caa1	345	203,052
Series 2006-1, Class 21A2
5.698%(c)	02/25/36	Caa2	783	423,104
Series 2006-2, Class 23A1
5.674%(c)	03/25/36	Caa2	458	222,937
Series 2006-4, Class 21A1
4.188%(c)	08/25/36	Caa3	369	145,080
Series 2006-5, Class 2A2
6.25%(c)	08/25/36	Caa2	359	227,062
Series 2006-6, Class 32A1
5.63%(c)	11/25/36	B3	174	100,642
Series 2006-8, Class 3A1
0.391%(c)	02/25/34	Aa3	182	122,579
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
5.63%(c)	01/26/36	B2	578	333,315
Series 2007-R6, Class 2A1
5.686%	12/26/46	Caa1	1,271	718,235
CC Mortgage Funding Corp.,
Series 2007-2A, Class A1, 144A
0.361%(c)	05/25/48	Caa2	850	343,063
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB2, Class 2A
4.557%(c)	03/25/34	Aaa	177	167,174
Series 2005-3, Class 2A2B
4.644%(c)	08/25/35	Ba2	377	142,368
Series 2005-6, Class A1
5.44%(c)	08/25/35	A3	181	160,696
Series 2005-6, Class A2
4.248%(c)	08/25/35	A3	108	96,380
Series 2005-11, Class A2A
4.70%(c)	12/25/35	AAA(d)	598	532,202
Countrywide Alternative Loan Trust,
Series 2005-21CB, Class A3
5.25%	06/25/35	Baa3	38	31,851
Series 2005-56, Class 2A2
2.672%(c)	11/25/35	B2	39	21,061
Series 2005-56, Class 2A3
2.132%(c)	11/25/35	B3	39	20,846
Series 2005-59, Class 1A1
0.567%(c)	11/20/35	Caa1	504	264,323
Series 2005-62, Class 2A1
1.632%(c)	12/25/35	B3	605	323,350
Series 2006-2CB, Class A14
5.50%	03/25/36	B3	124	89,907
Series 2006-15CB, Class A1
6.50%	06/25/36	Caa2	242	149,987
Series 2006-OA1, Class 2A1
0.443%(c)	03/20/46	B3	534	261,415
Series 2006-OA12, Class A1A
0.317%(c)	09/20/46	Aaa	10	10,377

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (Continued)
Series 2006-OA14, Class 2A1
0.421%(c)	11/25/46	B3		$115	$56,796
Series 2006-OA17, Class 1A1A
0.429%(c)	12/20/46	Caa1		2,242	1,096,206
Series 2006-OA19, Class A1
0.41%	02/20/47	Ba2		647	301,809
Series 2006-OA22, Class A1
0.391%(c)	02/25/47	Ba3		321	157,458
Series 2007-7T2, Class A9
6.00%	04/25/37	NR		179	120,818
Series 2007-16CB, Class 5A1
6.25%	08/25/37	Caa1		82	40,890
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
4.01%(c)	08/25/34	Ba1		259	175,380
Series 2004-12, Class 12A1
3.981%(c)	08/25/34	Ba1		973	729,780
Series 2004-22, Class A3
3.51%(c)	11/25/34	Baa3		58	46,636
Series 2004-HYB5, Class 2A1
3.65%(c)	04/20/35	Aa1		277	260,819
Series 2005-HYB9, Class 5A1
5.25%(c)	02/20/36	Caa1		210	105,104
Series 2005-R2, Class 1AF1, 144A
0.571%(c)	06/25/35	Aa3		87	76,550
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A1
3.79%(c)	08/25/33	Aaa		65	59,547
Series 2004-AR3, Class 2A1
3.716%(c)	04/25/34	Aaa		307	269,932
Crusade Global Trust,
Series 2004-2, Class A2 (Australia)
0.855%(c)	11/19/37	Aaa	EUR	229	314,510
Deutsche ALT-A Securities, Inc./Alternate Loan Trust,
Series 2003-3, Class 3A1
5.00%	10/25/18	Aaa		533	513,955
Series 2006-AB4, Class A1B1
0.336%(c)	10/25/36	Ba3		41	37,227
Series 2006-AR6, Class A1
0.311%(c)	02/25/37	Ba3		21	20,058
Series 2007-1, Class 1A1
0.321%(c)	08/25/37	Ba3		144	136,841
Fannie Mae,
Series 2005-54, Class ZM
4.50%	06/25/35	Aaa		123	110,604
Series 2006-118, Class A2
0.296%(c)	12/25/36	Aaa		458	438,061
Series 2006-16, Class FC
0.536%(c)	03/25/36	Aaa		201	197,214
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1
2.158%(c)	07/25/44	Aaa		656	624,874
First Horizon Asset Securities, Inc.,
Series 2003-AR2, Class 2A1
3.148%(c)	07/25/33	AAA(d)		11	9,762
3.148%(c)	07/25/33	AAA(d)		353	322,158
Series 2003-AR4, Class 2A1
2.916%(c)	12/25/33	Aaa		30	27,016
Series 2007-AR1, Class 1A1
5.831%(c)	05/25/37	B(d)		1,403	986,935
Freddie Mac,
Series 2906, Class GZ
5.00%	09/15/34	Aaa		513	500,580
Series 2962, Class YC
4.50%	09/15/14	Aaa		6	6,349
Series 3059, Class CA
5.00%	03/15/25	Aaa		18	18,156
Series 3174, Class FM
0.473%(c)	05/15/36	Aaa		138	136,386
Series R006, Class ZA
6.00%	04/15/36	Aaa		374	388,833
Government National Mortgage Assoc.,
Series 2007-8, Class FA
0.537%(c)	03/20/37	Aaa		1,830	1,794,569
Greenpoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A
0.311%(c)	10/25/46	B2		95	86,079
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1
3.829%(c)	10/25/33	B(d)		1,448	1,069,457
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
2.14%(c)	03/25/33	Aaa		24	22,962
Series 2005-AR2, Class 2A1
4.746%(c)	04/25/35	Ba1		933	763,111
Series 2005-AR3, Class 6A1
5.018%(c)	05/25/35	Baa3		971	767,670
Series 2005-AR6, Class 4A5
4.554%(c)	09/25/35	AA(d)		1,000	663,256
Series 2006-AR1, Class 2A1
5.156%(c)	01/25/36	BB(d)		500	384,053
Harborview Mortgage Loan Trust,
Series 2003-1, Class A
4.063%(c)	05/19/33	AAA(d)		61	55,697
Series 2004-1, Class 2A
3.51%(c)	04/19/34	Aaa		299	259,422
Series 2005-2, Class 2A1A
0.457%(c)	05/19/35	Baa1		70	36,070
Series 2006-1, Class 2A1A
0.477%(c)	03/19/36	B3		863	467,163
Series 2006-12, Class 2A11
0.323%(c)	01/19/38	Aa1		86	84,541
Series 2006-12, Class 2A2A
0.423%(c)	01/19/38	B3		205	112,893
Series 2006-SB1, Class A1A
1.482%(c)	12/19/36	Caa2		757	294,059
Series 2007-1, Class 2A1A
0.363%(c)	04/19/38	Ba1		1,255	653,096
Impac Secured Assets CMN Owner Trust,
Series 2006-4, Class A2A
0.311%	01/25/37	B3		206	114,062
SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
;Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Indymac Index Mortgage Loan Trust,
Series 2005-AR12, Class 2A1A
0.471%(c)	07/25/35	Aa2		$125	$69,874
Series 2006-AR14, Class 1A1A
0.321%(c)	11/25/46	B3		51	47,710
JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A1
5.55%(c)	10/25/36	Caa1		818	721,157
JPMorgan Mortgage Trust,
Series 2003-A2, Class 3A1
4.376%(c)	11/25/33	AAA(d)		45	42,691
Series 2005-A1, Class 6T1
5.021%(c)	02/25/35	Aaa		518	475,911
Series 2005-A2, Class 7CB1
4.87%(c)	04/25/35	Aa1		406	377,230
Series 2005-ALT1, Class 3A1
5.50%(c)	10/25/35	AAA(d)		249	194,180
Mastr Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
3.079%(c)	12/25/33	A1		391	324,027
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
3.634%(c)	02/25/33	Aaa		133	117,929
Series 2004-A1, Class 2A2
3.789%(c)	02/25/34	AAA(d)		254	247,284
Series 2005-A8, Class A3A2
0.481%(c)	08/25/36	Baa2		61	38,631
Series 2005-A10, Class A
0.446%(c)	02/25/36	A3		315	215,948
MLCC Mortgage Investors, Inc.,
Series 2004-1, Class 2A2
3.072%(c)	12/25/34	Aaa		337	303,601
Series 2005-2, Class 1A
4.25%(c)	10/25/35	A1		547	474,425
Series 2005-2, Class 2A
4.25%(c)	10/25/35	A3		394	347,027
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR, Class 5A4
5.361%(c)	06/25/36	A1		483	443,979
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
3.118%(c)	08/25/33	Aaa		226	207,215
Puma Finance Ltd. (Australia),
Series G5, Class A1, 144A
0.337%(c)	02/21/38	Aaa		393	365,200
Series P10, Class BA(g)
4.247%(c)	07/12/36	Aaa	AUD	132	113,519
Residential Accredit Loans, Inc.,
Series 2005-QO1, Class A1
0.531%(c)	08/25/35	Baa3		150	77,855
Series 2006-QO6, Class A1
0.411%(c)	06/25/46	Caa1		699	271,813
Series 2007-QH7, Class 1A1
0.481%(c)	08/25/37	B3		890	412,663
Series 2007-QO2, Class A1
0.381%(c)	02/25/47	Caa3		627	270,231
Residential Asset Securitization Trust,
Series 2005-A4, Class A1
0.681%(c)	04/25/35	BB+(d)		487	278,480
Series 2005-A15, Class 5A1
5.75%	02/25/36	Caa1		694	450,457
Series 2006-R1, Class A2
0.636%(c)	01/25/46	Caa2		197	91,465
Residential Funding Mortgage Securities I,
Series 2005-SA4, Class 1A21
5.20%	09/25/35	B3		495	347,443
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
3.59%	02/25/34	Aa2		411	346,336
Series 2004-4, Class 3A2
3.305%(c)	04/25/34	Aa3		66	53,722
Series 2004-12, Class 7A1
5.21%(c)	09/25/34	A1		111	96,787
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5, Class 1A1
0.567%(c)	10/19/34	Aa1		20	16,219
Series 2005-AR5, Class A2
0.483%(c)	07/19/35	Aaa		518	419,316
Series 2006-AR7, Class A8
0.301%(c) 08/25/36		Aaa		30	30,136
Series 2007-AR4, Class A3
0.451%(c)	09/25/47	Caa2		400	123,377
Structured Asset Securities Corp.,
Series 2006-11, Class A1, 144A
3.72%	10/25/35	AAA(d)		119	97,145
Series 2006-NC1, Class A6
0.281%(c)	05/25/36	Aaa		31	29,690
Superannuation Members Home Loan Programme,
Series 2009-3, Class A1 (Australia)
5.198%	11/07/40	Aaa	AUD	1,000	903,166
Swan,
Series 2006-13, Class A2 (Australia)
4.173%(c)	05/12/37	Aaa	AUD	575	497,107
TBW Mortgage Backed Pass-Through Certificates,
Series 2006-4, Class A1B
0.331%(c)	09/25/36	Aa3		2	2,189
Series 2006-4, Class A6
5.97%	09/25/36	Ca		299	157,854
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1
0.351%(c)	10/25/46	A3		160	157,183
Series 2006-6, Class A1
0.341%(c)	11/25/46	A3		381	366,218
Torrens Trust,
Series 2007-1, Class A (Australia)
4.405%(c)	10/19/38	Aaa	AUD	624	535,726
Vela Home Srl,
Series 1, Class A1 (Italy)
1.013%(c)	10/24/27	Aaa	EUR	55	79,335
Washington Mutual Alternative Mortgage Pass-Through Certificates,
Series 2006-AR5, Class 3A
1.572%(c)	07/25/46	Caa3		113	43,252

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (Continued)
Washington Mutual Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A
1.832%(c)	11/25/42	Baa2	$4	$2,535
Series 2003-AR5, Class A7
2.912%(c)	06/25/33	Aaa	274	260,902
Series 2005-AR16, Class 1A3
5.09%(c)	12/25/35	BB-(d)	1,200	906,366
Series 2006-AR2, Class 2A1
5.801%(c)	03/25/37	AA+(d)	730	612,429
Series 2006-AR5, Class A12A
1.52%	06/25/46	Ba1	155	100,182
Series 2006-AR7, Class 3A
2.772%(c)	07/25/46	Ba2	587	380,643
Series 2006-AR10, Class 1A2
5.921%(c)	09/25/36	CCC(d)	463	383,277
Series 2006-AR13, Class 2A
2.76%	10/25/46	Baa3	331	196,639
Series 2006-AR15, Class 2A
2.044%(c)	11/25/46	A1	217	143,137
Series 2006-AR19, Class 1A1A
1.362%(c)	01/25/47	Caa1	344	188,387
Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2003-AR1, Class 2A
4.612%(c)	02/25/33	Aaa	37	29,458
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-AA, Class A1
4.976%(c)	12/25/34	Aaa	340	328,330
Series 2004-S, Class A1
3.122%(c)	09/25/34	Aaa	194	179,329
Series 2005-AR11, Class 1A1
4.607%(c)	06/25/35	Aa1	744	711,041
Series 2006-AR2, Class 2A1
4.95%	03/25/36	A(d)	2,189	1,809,082
Series 2006-AR2, Class 2A3
5.017%(c)	03/25/36	A(d)	304	249,509
Series 2006-AR8, Class 3A1
5.238%(c)	04/25/36	BBB+(d)	496	408,974
Series 2006-AR10, Class 5A6
5.592%(c)	07/25/36	CCC(d)	472	361,042

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $51,724,530)				47,274,924

U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATIONS — 4.0%
Federal Home Loan Mortgage Corp.
4.69%(c)	03/01/35		196	205,145
5.50%	10/01/36-04/01/38		314	329,547
Federal National Mortgage Assoc.
1.744%(c)	07/01/44		106	104,056
1.832%	11/01/42-03/01/44		355	354,036
4.00%	12/01/39		3,000	2,899,352
4.50%	03/01/23-11/01/39		7,965	7,989,317
5.00%	05/01/36-08/01/38		15,737	16,176,479
5.031%(c)	09/01/19		3	3,076
5.094%(c)	06/01/35		401	421,597
5.392%	09/01/14		1,842	1,976,835
5.50%	04/01/33-11/01/37		31,874	33,415,600
6.00%	12/01/37-01/01/39		2,317	2,456,220
Government National Mortgage Assoc.
6.00%	TBA		10,000	10,565,620
6.50%	10/15/38		3,521	3,746,058

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
(cost $80,970,838)				80,642,938

U.S. TREASURY OBLIGATIONS — 9.4%
U.S. Treasury Bonds
4.25%	05/15/39		3,400	3,189,625
4.375%	11/15/39		100	95,719
4.50%	08/15/39(k)(l)		2,100	2,052,422
5.50%	08/15/28		1,500	1,671,562
7.25%	08/15/22		1,100	1,425,016
7.50%	11/15/24		100	133,688
7.625%	11/15/22(k)		1,300	1,734,078
7.875%	02/15/21		4,800	6,451,498
8.00%	11/15/21		1,300	1,770,235
8.125%	05/15/21		1,500	2,051,953
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.625%	04/15/13		300	312,021
0.875%	04/15/10		900	1,030,494
1.25%	04/15/14		1,700	1,794,787
1.375%	07/15/18		300	301,373
1.625%	01/15/15-01/15/18		10,100	11,686,638
1.75%	01/15/28		200	197,907
1.875%	07/15/13-07/15/15		10,350	12,501,598
2.00%	04/15/12-01/15/26		23,700	27,574,933
2.125%	01/15/19		5,800	6,193,345
2.375%	01/15/17-01/15/27		25,600	29,931,108
2.50%	07/15/16-01/15/29		9,900	11,103,639
2.625%	07/15/17		3,800	4,359,189
3.00%	07/15/12		5,500	7,110,044
3.375%	04/15/32		500	752,845
3.625%	04/15/28		7,900	13,051,559

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes
1.00%	09/30/11	$3,500	$3,499,044
1.00%	07/31/11(k)	331	331,504
1.00%	10/31/11(k)	662	661,404
1.125%	06/30/11	19	19,077
2.75%	11/30/16-02/15/19	1,000	933,257
3.00%	09/30/16(l)	21,200	20,807,461
3.125%	10/31/16	5,200	5,134,594
3.25%	07/31/16-12/31/16(l)	8,100	8,073,616
3.375%	11/15/19	1,800	1,731,384

TOTAL U.S. TREASURY OBLIGATIONS
(cost $189,174,660)			189,668,617

TOTAL LONG-TERM INVESTMENTS
(cost $1,811,307,742)			1,892,029,468

		Shares

SHORT-TERM INVESTMENTS — 15.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 11.7%
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $237,551,263; includes
$143,151,911 of cash collateral
for securities on loan)(b)(w)
(Note 4)		237,551,263	237,551,263

		Principal
		Amount
		(000)#

REPURCHASE AGREEMENTS — 2.1%
Barclays Capital, Inc., 0.00%,
dated 12/31/09, due 01/04/10 in
the amount of $12,900,000 (cost
$12,900,000; collateralized by
$13,400,000 Federal Home Loan
Bank, 0.625%, maturity date
06/15/11; the value of the collateral
plus interest was $13,348,514)		$12,900	12,900,000
Barclays Capital, Inc., 0.00%,
dated 12/31/09, due 01/04/10 in
the amount of $13,200,000 (cost
$13,200,000; collateralized by
$13,500,000 Federal Home Loan
Bank, 0.80%, maturity date
04/30/10; the value of the collateral
plus interest was $13,594,545)		13,200	13,200,000
Barclays Capital, Inc., 0.11%,
dated 12/16/09, due 01/04/10
in the amount of $1,000,058
(cost $1,000,000; collateralized
by $1,000,000 Federal Home
Loan Mortgage Corp., 0.11%,
maturity date 11/09/11; the
value of the collateral plus
interest was $1,030,023)		1,000	1,000,000
Goldman Sachs & Co., 0.11%,
dated 12/03/09, due 01/05/10
in the amount of $2,000,202
(cost $2,000,000; collateralized
by $2,374,000 Federal National
Mortgage Assoc., 5.00%,
maturity date 04/01/38; the
value of the collateral plus
interest was $2,013,590)		2,000	2,000,000
JPMorgan Securities, Inc., 0.00%,
dated 12/31/09, due 01/04/10 in
the amount of $11,600,000
(cost $11,600,000; collateralized
by $11,673,000 Federal Home
Loan Mortgage Corp., 2.875%,
maturity date 04/30/10; the value
of the collateral plus interest
was $11,833,523)		11,600	11,600,000
Morgan Stanley & Co., Inc., 0.11%,
dated 12/08/09, due 01/11/10
in the amount of $1,000,104
(cost $1,000,000; collateralized
by $855,000 Federal Farm Credit
Bank, 6.125%, maturity date
12/29/15; the value of the collateral
plus interest was $981,626)		1,000	1,000,000

TOTAL REPURCHASE AGREEMENTS
(cost $41,700,000)			41,700,000

Interest	Maturity
Rate	Date

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 1.5%
Federal Home Loan Bank,
Disc. Notes
0.035%	01/04/10	1,600	1,599,995
0.05%	01/22/10	4,900	4,899,857
0.06%	01/13/10	2,500	2,499,950
0.08%	01/08/10	4,800	4,799,925
0.11%	01/08/10	6,300	6,299,963
0.12%	01/04/10	7,500	7,499,963
Federal National Mortgage Assoc.,
Disc. Notes
0.05%	01/13/10	2,000	1,999,967
0.07%	02/04/10	1,000	999,934
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $30,599,419)			30,599,554

U.S. TREASURY OBLIGATIONS(n) — 0.2%
U.S. Cash Management Bill(l)
0.136%	04/01/10	360	359,948
U.S. Treasury Bills(k)
0.02%	06/17/10	4,000	3,996,592
0.054%	02/18/10	400	399,993

TOTAL U.S. TREASURY OBLIGATIONS
(cost $4,757,052)			4,756,533

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

			Principal
Interest	Maturity		Amount	Value
Rate	Date		(000)#	(Note 2)

FOREIGN GOVERNMENT OBLIGATION — 0.1%
Japan Treasury Discount Bill (Japan)
(cost $1,558,635)(n)
0.13%	03/29/10	JPY	140,000	$1,558,635

TOTAL SHORT-TERM INVESTMENTS
(cost $316,166,369)				316,165,985

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 109.2%
(cost $2,127,474,111)				2,208,195,453

		Contracts/ Notional
		Amount
	Counterparty	(000)#

OPTIONS WRITTEN* — (0.1)%
Call Options
Currency Option USD vs BRL,
expiring 02/18/10 @
FX Rate 1.91	Bank of America		$1,000	(5,819)
expiring 03/18/10 @
FX Rate 2.10	Citicorp		1,000	(4,411)
Currency Option USD vs KRW,
expiring 03/18/10 @
FX Rate 1,250.00	Bank of America		500	(3,532)
expiring 03/18/10 @
FX Rate 1,250.00	JPMorgan Securities		1,200	(10,324)
expiring 03/18/10 @
FX Rate 1,320.00	Hong Kong & Shanghai Bank		1,200	(4,638)
expiring 03/18/10 @
FX Rate 1,320.00	Royal Bank of Scotland		1,100	(4,252)
expiring 09/01/10
FX Rate 1,500.00	JPMorgan Securities		1,000	(7,862)
Currency Option USD vs MXN,
expiring 02/05/10 @
FX Rate 14.22	Hong Kong & Shanghai Bank		500	(1,514)
expiring 03/18/10 @
FX Rate 14.95	Citicorp		1,100	(6,942)
expiring 03/18/10 @
FX Rate 14.95	Hong Kong & Shanghai Bank		1,200	(7,573)
expiring 09/22/10 @
FX Rate 16.25	Citibank		1,000	(16,693)
Currency Option USD vs NOK,
expiring 01/11/10 @
FX Rate 5.95	JPMorgan Securities		400	(1,588)
expiring 01/29/10 @
FX Rate 5.95	JPMorgan Securities		400	(4,712)
expiring 02/16/10 @
FX Rate 6.05	Goldman Sachs & Co.		600	(5,151)
expiring 02/16/10 @
FX Rate 6.05	JPMorgan Securities		400	(3,792)
Euro-Bund,
expiring 02/26/10, Strike Price $124.00		EUR	4,700	(15,497)
expiring 02/26/10, Strike Price $125.00		EUR	6,400	(11,009)
Interest Rate Swap Options,
expiring
02/17/10 @ 2.80%	Goldman Sachs & Co.		$1,600	(235)
expiring
02/17/10 @ 3.25%	Bank of America		1,200	(327)
expiring
02/17/10 @ 3.25%	Barclays Capital Group		1,700	(463)
expiring
02/17/10 @ 3.25%	Morgan Stanley & Co., Inc.		5,400	(1,470)
expiring
04/19/10 @ 3.25%	Bank of America		4,100	(6,955)
expiring
04/19/10 @ 3.25%	Barclays Capital Group		2,100	(3,562)
expiring
04/19/10 @ 3.25%	Credit Suisse First Boston Corp.		2,300	(3,901)
expiring
04/19/10 @ 3.25%	Deutsche Bank		18,900	(32,059)
expiring
04/19/10 @ 2.75%	Morgan Stanley & Co., Inc.		1,400	(1,050)
expiring
04/19/10 @ 3.25%	Royal Bank of Scotland		5,300	(8,990)
U.S. Treasury Note Futures,
expiring 01/22/10, Strike Price $119.00			2,400	(750)
expiring 02/19/10, Strike Price $117.50			300	(1,125)
expiring 02/19/10, Strike Price $119.00			1,200	(1,500)
expiring 02/19/10, Strike Price $120.00			6,100	(2,859)
expiring 02/19/10, Strike Price $121.00			200	(31)

				(180,586)

Put Options — (0.1)%
Currency Option AUD vs USD,
expiring 01/11/10 @
FX Rate 0.87	Bank of America	AUD	400	(249)
expiring 01/11/10 @
FX Rate 0.87	BNP Paribas	AUD	400	(249)
expiring 02/01/10 @
FX Rate 0.85	Bank of America	AUD	800	(2,147)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

			Contracts/
			Notional
			Amount	Value
	Counterparty		(000)#	(Note 2)

OPTIONS WRITTEN (Continued)
Put Options (cont’d.)
expiring 02/01/10 @
FX Rate 0.85	Morgan Stanley & Co., Inc.	AUD	400	$(1,074)
expiring 03/18/10 @
FX Rate 0.83	Royal Bank of Canada	AUD	1,400	(11,278)
Currency Option USD vs MXN,
expiring 02/05/10 @
FX Rate 12.75	HSBC Securities		$1,800	(11,968)
Euro-Bund,
expiring 02/26/10, Strike Price $121.00		EUR	3,400	(49,228)
Interest Rate Swap Options,
expiring
02/17/10 @ 3.50%	Goldman Sachs & Co.		1,600	(24,043)
expiring
02/17/10 @ 4.00%	Bank of America		1,200	(19,529)
expiring
02/17/10 @ 4.00%	Barclays Capital Group		1,700	(27,666)
expiring
02/17/10 @ 4.00%	Morgan Stanley & Co., Inc.		2,100	(34,176)
expiring
04/19/10 @ 4.00%	Morgan Stanley & Co., Inc.		1,400	(14,848)
expiring
04/19/10 @ 4.25%	Bank of America		6,300	(117,584)
expiring
04/19/10 @ 4.25%	Barclays Capital Group		2,100	(39,195)
expiring
04/19/10 @ 4.25%	BNP Paribas		3,800	(70,924)
expiring
04/19/10 @ 4.25%	Credit Suisse First Boston Corp.		4,000	(74,656)
expiring
04/19/10 @ 4.25%	Deutsche Bank		10,800	(201,572)
expiring
04/19/10 @ 4.25%	Goldman Sachs & Co.		5,400	(100,786)
expiring
04/19/10 @ 4.25%	Royal Bank of Scotland		11,600	(216,503)
expiring
04/19/10 @ 5.00%	Bank of America		4,100	(15,583)
expiring
04/19/10 @ 5.00%	Deutsche Bank		8,100	(30,786)
expiring
06/15/10 @ 5.00%	Barclays Capital Group		1,000	(1,259)
expiring
08/31/10 @ 5.50%	Deutsche Bank		3,000	(5,387)
expiring
08/31/10 @ 6.00%	Deutsche Bank		1,100	(2,120)
expiring
08/31/10 @ 6.00%	Royal Bank of Scotland		5,200	(10,022)
expiring
09/20/10 @ 5.37%	Royal Bank of Scotland		2,000	(11,567)
expiring
07/10/12 @ 10.00%	Barclays Capital Group		200	(1,256)
expiring
07/10/12 @ 10.00%	Credit Suisse First Boston Corp.		100	(330)
expiring
07/10/12 @ 10.00%	Morgan Stanley & Co., Inc.		6,100	(20,018)
expiring
07/10/12 @ 10.00%	Royal Bank of Scotland		1,000	(3,282)
U.S. Treasury Note Futures,
expiring 01/22/10, Strike Price $116.00			2,400	(26,250)
expiring 02/19/10, Strike Price $115.00			1,100	(10,656)
expiring 02/19/10, Strike Price $115.00			7,000	(67,812)
expiring 02/19/10, Strike Price $114.00			300	(1,828)
expiring 02/19/10, Strike Price $116.00			200	(2,875)

				(1,228,706)

TOTAL OPTIONS WRITTEN
(premiums received $1,746,290)				(1,409,292)

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

SECURITIES SOLD SHORT — (2.0)%
Federal National Mortgage Assoc.
5.00%	TBA	$16,000	(16,417,504)
5.50%	TBA	21,000	(21,981,099)
6.00%	TBA	1,000	(1,059,062)
6.00%	TBA	2,000	(2,111,876)

TOTAL SECURITIES SOLD SHORT
(proceeds received $41,979,961)			(41,569,541)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT(o) — 107.1%
(cost $2,083,747,860)			2,165,216,620
Other liabilities in excess of other assets(x) — (7.1)%			(143,436,913)

NET ASSETS — 100.0%			$2,021,779,707

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following abbreviations are used in the Portfolio descriptions:

144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
FDIC	Federal Depositary Insurance Corp.
FSB	Federal Savings Bank
iBOxx	Bond Market Indices
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PRFC	Preference Shares
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depository Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krona
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
USD	United States Dollar
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $138,687,012; cash collateral of $143,151,911 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security or securities that have been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(l)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(n)	Rates shown are the effective yields on purchase date.
(o)	As of December 31, 2009, 256 securities representing $312,353,470 and 15.4% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(t)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2009.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

(x)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate, credit default and total return swap agreements as follows:

Futures contracts open at December 31, 2009:

Number			Value at	Value at	Unrealized
of		Expiration	Trade	December 31,	Appreciation
Contracts	Type	Date	Date	2009	(Depreciation)

Long Positions:
106	90 Day Euro Dollar	Mar 10	$26,214,625	$26,405,925	$191,300
121	90 Day Euro Dollar	Jun 10	29,987,937	30,044,300	56,363
140	90 Day Euro Dollar	Sep 10	34,436,200	34,615,000	178,800
45	90 Day Euro EURIBOR	Jun 10	15,837,246	15,945,981	108,735
35	90 Day Euro EURIBOR	Sep 10	12,273,267	12,354,137	80,870
17	90 Day Euro EURIBOR	Jun 11	5,961,893	5,947,880	(14,013)
46	90 Day Sterling	Mar 11	9,020,828	9,055,191	34,363
47	2 Year U.S. Treasury Notes	Mar 10	10,232,781	10,164,484	(68,297)
55	5 Year Euro-Bobl	Mar 10	9,188,397	9,119,228	(69,169)
71	10 Year Euro-Bund	Mar 10	12,508,250	12,334,948	(173,302)
10	10 Year Japanese Bonds	Mar 10	14,961,615	14,999,732	38,117
219	10 Year U.S. Treasury Notes	Mar 10	25,673,140	25,284,234	(388,906)
163	MSCI EAFE E-Mini	Mar 10	12,737,755	12,785,720	47,965
57	Russell 2000 Mini	Mar 10	3,388,365	3,556,230	167,865
56	S&P 500	Mar 10	15,271,900	15,549,800	277,900

					$468,591 (1)

(1)	Cash of $283,500 and U.S. Treasury Obligations market value of $5,537,048 has been segregated to cover requirements for open futures contracts as of December 31, 2009.

Forward foreign currency exchange contracts outstanding at December 31, 2009:

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Payable	Value	(Depreciation)

Australian Dollar,
Expiring 01/04/10	UBS Securities	AUD	246	$220,387	$220,729	$342
Expiring 01/05/10	UBS Securities	AUD	3	2,558	2,566	8
Expiring 01/11/10	Citibank	AUD	316	278,375	283,522	5,147
Expiring 01/11/10	Goldman Sachs Co.	AUD	120	110,705	107,667	(3,038)
Brazilian Real,
Expiring 02/02/10	Deutsche Bank Securities	BRL	2,730	1,418,524	1,556,782	138,258
Expiring 02/02/10	Deutsche Bank Securities	BRL	1,560	810,739	889,758	79,019
Expiring 02/02/10	JPMorgan Securities	BRL	2,697	1,460,000	1,538,192	78,192
British Pound,
Expiring 01/13/10	BNP Paribas	GBP	465	746,800	751,008	4,208
Expiring 01/13/10	BNP Paribas	GBP	131	210,389	211,574	1,185
Expiring 01/13/10	BNP Paribas	GBP	113	188,188	182,503	(5,685)
Expiring 01/13/10	Citibank	GBP	1,286	2,049,227	2,076,983	27,756
Expiring 01/13/10	Goldman Sachs Co.	GBP	101	167,538	163,122	(4,416)
Expiring 01/13/10	Hong Kong & Shanghai Bank	GBP	204	339,946	329,475	(10,471)
Expiring 01/13/10	JPMorgan Securities	GBP	250	407,607	403,768	(3,839)
Canadian Dollar,
Expiring 01/21/10	Royal Bank of Scotland	CAD	3,105	2,948,701	2,968,937	20,236
Chinese Yuan,
Expiring 03/16/10	Bank of America	CNY	1,452	213,000	212,918	(82)
Expiring 03/16/10	Bank of America	CNY	361	53,000	52,987	(13)
Expiring 03/16/10	JPMorgan Securities	CNY	1,086	160,000	159,141	(859)
Expiring 03/29/10	Barclays Capital Group	CNY	282	41,735	41,344	(391)
Expiring 03/29/10	Barclays Capital Group	CNY	41	6,000	5,967	(33)
Expiring 03/29/10	Barclays Capital Group	CNY	13	1,880	1,862	(18)
Expiring 03/29/10	Citibank	CNY	88	13,033	12,908	(125)
Expiring 03/29/10	Deutsche Bank Securities	CNY	1,793	265,027	262,856	(2,171)
Expiring 03/29/10	Deutsche Bank Securities	CNY	1,341	198,700	196,606	(2,094)
Expiring 03/29/10	Deutsche Bank Securities	CNY	762	113,000	111,727	(1,273)

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Payable	Value	(Depreciation)

Chinese Yuan (cont’d.),
Expiring 03/29/10	Deutsche Bank Securities	CNY	512	$75,404	$75,030	$(374)
Expiring 03/29/10	Deutsche Bank Securities	CNY	59	8,700	8,608	(92)
Expiring 03/29/10	Deutsche Bank Securities	CNY	2	336	333	(3)
Expiring 03/29/10	Deutsche Bank Securities	CNY	— *	16	16	—
Expiring 03/29/10	Hong Kong & Shanghai Bank	CNY	1,930	285,400	282,979	(2,421)
Expiring 03/29/10	Hong Kong & Shanghai Bank	CNY	85	12,500	12,394	(106)
Expiring 03/29/10	JPMorgan Securities	CNY	18	2,663	2,639	(24)
Expiring 03/29/10	JPMorgan Securities	CNY	1	118	117	(1)
Expiring 03/29/10	Merrill Lynch & Co.	CNY	2,006	296,923	294,056	(2,867)
Expiring 05/17/10	Barclays Capital Group	CNY	1,981	321,000	290,602	(30,398)
Expiring 05/17/10	Merrill Lynch & Co.	CNY	2,228	360,000	326,965	(33,035)
Expiring 06/07/10	Bank of America	CNY	9,921	1,468,000	1,456,147	(11,853)
Expiring 06/07/10	Barclays Capital Group	CNY	3,249	480,000	476,899	(3,101)
Expiring 06/07/10	Barclays Capital Group	CNY	1,616	238,000	237,231	(769)
Expiring 06/07/10	Barclays Capital Group	CNY	861	127,000	126,409	(591)
Expiring 06/07/10	Barclays Capital Group	CNY	224	33,000	32,846	(154)
Expiring 06/07/10	Deutsche Bank Securities	CNY	4,259	628,636	625,129	(3,507)
Expiring 06/07/10	Deutsche Bank Securities	CNY	1,106	163,204	162,294	(910)
Expiring 06/07/10	Hong Kong & Shanghai Bank	CNY	4,053	598,000	594,839	(3,161)
Expiring 06/07/10	Hong Kong & Shanghai Bank	CNY	2,262	336,000	331,980	(4,020)
Expiring 06/07/10	JPMorgan Securities	CNY	4,052	600,000	594,715	(5,285)
Expiring 06/07/10	JPMorgan Securities	CNY	2,087	310,000	306,314	(3,686)
Expiring 06/07/10	JPMorgan Securities	CNY	1,037	154,000	152,282	(1,718)
Expiring 06/15/11	Deutsche Bank Securities	CNY	1,081	168,000	169,581	1,581
Expiring 06/15/11	Hong Kong & Shanghai Bank	CNY	1,682	253,000	263,894	10,894
Expiring 11/16/10	Barclays Capital Group	CNY	2,939	445,000	433,727	(11,273)
Expiring 11/17/10	Barclays Capital Group	CNY	9,676	1,438,827	1,427,907	(10,920)
Expiring 11/17/10	Citibank	CNY	524	79,000	77,334	(1,666)
Expiring 11/17/10	Citibank	CNY	431	65,000	63,629	(1,371)
Expiring 11/17/10	Deutsche Bank Securities	CNY	517	78,000	76,349	(1,651)
Expiring 11/17/10	Deutsche Bank Securities	CNY	438	66,000	64,613	(1,387)
Expiring 11/17/10	Deutsche Bank Securities	CNY	430	65,000	63,480	(1,520)
Expiring 11/17/10	Deutsche Bank Securities	CNY	282	42,640	41,643	(997)
Expiring 11/17/10	Deutsche Bank Securities	CNY	133	20,000	19,591	(409)
Expiring 11/17/10	Goldman Sachs Co.	CNY	6,234	940,000	919,965	(20,035)
Expiring 11/17/10	JPMorgan Securities	CNY	867	130,649	128,009	(2,640)
Expiring 11/17/10	Morgan Stanley & Co., Inc.	CNY	2,703	410,000	398,932	(11,068)
Expiring 11/17/10	Morgan Stanley & Co., Inc.	CNY	265	40,000	39,065	(935)
Expiring 11/17/10	Morgan Stanley & Co., Inc.	CNY	265	40,000	39,053	(947)
Expiring 11/23/10	Bank of America	CNY	19,915	2,995,249	2,939,553	(55,696)
Expiring 11/23/10	Barclays Capital Group	CNY	192	29,000	28,377	(623)
Expiring 11/23/10	Barclays Capital Group	CNY	133	20,000	19,599	(401)
Euro,
Expiring 01/26/10	UBS Securities	EUR	2,500	3,589,725	3,583,781	(5,944)
Hong Kong Dollar,
Expiring 01/04/10	UBS Securities	HKD	469	60,448	60,456	8
Expiring 01/05/10	UBS Securities	HKD	134	17,277	17,278	1
Indian Rupee,
Expiring 03/24/10	Citibank	INR	399	8,186	8,515	329
Indonesian Rupiah,
Expiring 01/22/10	Barclays Capital Group	IDR	4,056,570	411,000	429,850	18,850
Expiring 01/22/10	JPMorgan Securities	IDR	8,569,500	870,000	908,059	38,059
Expiring 09/17/10	JPMorgan Securities	IDR	4,272,750	405,000	430,407	25,407
Japanese Yen,
Expiring 01/14/10	Credit Suisse First Boston Corp.	JPY	49,491	560,689	531,430	(29,259)
Malaysian Ringgit,
Expiring 02/12/10	Barclays Capital Group	MYR	4	1,158	1,155	(3)
Expiring 02/12/10	Barclays Capital Group	MYR	2	679	681	2
Expiring 02/12/10	Deutsche Bank Securities	MYR	2	688	678	(10)
Expiring 02/12/10	Deutsche Bank Securities	MYR	2	685	678	(7)

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Payable	Value	(Depreciation)

Malaysian Ringgit (cont’d.),
Expiring 02/12/10	Deutsche Bank Securities	MYR	2	$595	$583	$(12)
Expiring 02/12/10	Deutsche Bank Securities	MYR	2	592	583	(9)
Expiring 02/12/10	JPMorgan Securities	MYR	3	846	845	(1)
Expiring 02/12/10	Merrill Lynch & Co.	MYR	1	177	183	6
Expiring 06/14/10	Morgan Stanley & Co., Inc.	MYR	2	555	552	(3)
Mexican Peso,
Expiring 04/22/10	Deutsche Bank Securities	MXN	3,934	300,000	296,663	(3,337)
Expiring 04/22/10	Hong Kong & Shanghai Bank	MXN	26,379	1,967,262	1,989,290	22,028
Expiring 04/22/10	Hong Kong & Shanghai Bank	MXN	1,330	98,140	100,282	2,142
Expiring 04/22/10	Hong Kong & Shanghai Bank	MXN	333	25,189	25,147	(42)
Expiring 04/22/10	JPMorgan Securities	MXN	14,918	1,117,952	1,124,990	7,038
Expiring 04/22/10	JPMorgan Securities	MXN	348	26,459	26,235	(224)
Norwegian Krona,
Expiring 01/05/10	Deutsche Bank Securities	NOK	867	150,000	149,779	(221)
Expiring 03/23/10	Citibank	NOK	173	29,704	29,766	62
Expiring 03/23/10	Hong Kong & Shanghai Bank	NOK	13,536	2,335,565	2,328,993	(6,572)
Expiring 03/23/10	Royal Bank of Canada	NOK	574	97,728	98,762	1,034
Singapore Dollar,
Expiring 02/11/10	Citibank	SGD	974	700,000	692,609	(7,391)
Expiring 02/11/10	Goldman Sachs Co.	SGD	697	500,000	496,112	(3,888)
South Korean Won,
Expiring 02/11/10	Citibank	KRW	361,830	300,000	310,324	10,324
Expiring 02/11/10	Citibank	KRW	252,043	213,451	216,165	2,714
Expiring 02/11/10	Citibank	KRW	251,406	213,092	215,619	2,527
Expiring 02/11/10	Citibank	KRW	117,120	100,000	100,448	448
Expiring 02/11/10	Citibank	KRW	28,219	23,898	24,202	304
Expiring 02/11/10	Citibank	KRW	28,148	23,858	24,141	283
Expiring 02/11/10	Deutsche Bank Securities	KRW	239,080	200,000	205,047	5,047
Expiring 02/11/10	Deutsche Bank Securities	KRW	117,450	100,000	100,731	731
Expiring 02/11/10	JPMorgan Securities	KRW	290,640	240,000	249,268	9,268
Expiring 02/11/10	JPMorgan Securities	KRW	238,200	200,000	204,293	4,293
Expiring 07/28/10	Barclays Capital Group	KRW	144,000	121,519	122,561	1,042
Expiring 07/28/10	Barclays Capital Group	KRW	16,000	13,502	13,618	116
Expiring 07/28/10	Deutsche Bank Securities	KRW	142,563	119,470	121,338	1,868
Expiring 07/28/10	Deutsche Bank Securities	KRW	142,363	120,667	121,168	501
Expiring 07/28/10	Deutsche Bank Securities	KRW	120,280	100,000	102,372	2,372
Expiring 07/28/10	Deutsche Bank Securities	KRW	15,953	13,369	13,578	209
Expiring 07/28/10	Deutsche Bank Securities	KRW	15,939	13,510	13,566	56
Expiring 07/28/10	JPMorgan Securities	KRW	356,100	300,000	303,083	3,083
Expiring 07/28/10	Morgan Stanley & Co., Inc.	KRW	236,677	200,124	201,440	1,316
Expiring 07/28/10	Morgan Stanley & Co., Inc.	KRW	26,498	22,406	22,553	147
Expiring 08/27/10	Morgan Stanley & Co., Inc.	KRW	566,513	481,197	481,555	358
Expiring 08/27/10	Morgan Stanley & Co., Inc.	KRW	63,427	53,875	53,915	40
Expiring 11/12/10	Barclays Capital Group	KRW	254,765	217,599	215,852	(1,747)
Expiring 11/12/10	Barclays Capital Group	KRW	28,524	24,363	24,167	(196)
Expiring 11/12/10	Citibank	KRW	139,268	119,262	117,996	(1,266)
Expiring 11/12/10	Citibank	KRW	15,592	13,352	13,210	(142)

				$43,074,137	$43,276,579	$202,442

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Sale Contracts	Counterparty		(000)	Receivable	Value	(Depreciation)

Australian Dollar,
Expiring 01/11/10	Royal Bank of Scotland	AUD	14,289	$13,248,761	$12,820,398	$428,363
Brazilian Real,
Expiring 02/02/10	Deutsche Bank Securities	BRL	347	192,000	198,056	(6,056)
Expiring 02/02/10	Deutsche Bank Securities	BRL	359	198,000	204,641	(6,641)
Expiring 02/02/10	Goldman Sachs Co.	BRL	349	193,000	199,000	(6,000)
Expiring 02/02/10	Hong Kong & Shanghai Bank	BRL	359	198,000	204,551	(6,551)
Expiring 02/02/10	Hong Kong & Shanghai Bank	BRL	577	332,000	329,239	2,761
Expiring 02/02/10	Hong Kong & Shanghai Bank	BRL	646	371,000	368,126	2,874
Expiring 02/02/10	JPMorgan Securities	BRL	289	166,000	164,809	1,191
Expiring 02/02/10	Royal Bank of Scotland	BRL	278	160,000	158,651	1,349
British Pound,
Expiring 01/04/10	BNP Paribas	GBP	465	746,934	751,164	(4,230)
Expiring 01/04/10	BNP Paribas	GBP	131	210,061	211,251	(1,190)
Expiring 01/13/10	Citibank	GBP	9,730	16,182,546	15,714,652	467,894
Expiring 01/13/10	JPMorgan Securities	GBP	101	167,338	163,122	4,216
Expiring 01/13/10	Merrill Lynch & Co.	GBP	1,646	2,737,562	2,658,409	79,153
Canadian Dollar,
Expiring 01/21/10	JPMorgan Securities	CAD	3,009	2,826,658	2,877,143	(50,485)
Expiring 01/21/10	JPMorgan Securities	CAD	2,924	2,746,809	2,795,868	(49,059)
Chinese Yuan,
Expiring 03/16/10	Citibank	CNY	442	65,000	64,789	211
Expiring 03/16/10	Deutsche Bank Securities	CNY	1,142	168,000	167,344	656
Expiring 03/16/10	Deutsche Bank Securities	CNY	449	66,000	65,752	248
Expiring 03/16/10	JPMorgan Securities	CNY	867	127,518	127,161	357
Expiring 03/29/10	Barclays Capital Group	CNY	197	29,000	28,841	159
Expiring 03/29/10	Barclays Capital Group	CNY	136	20,000	19,901	99
Expiring 03/29/10	Citibank	CNY	536	79,000	78,590	410
Expiring 03/29/10	Deutsche Bank Securities	CNY	6,132	909,200	898,954	10,246
Expiring 03/29/10	Deutsche Bank Securities	CNY	530	78,000	77,636	364
Expiring 03/29/10	Deutsche Bank Securities	CNY	441	65,000	64,668	332
Expiring 03/29/10	Deutsche Bank Securities	CNY	282	41,585	41,372	213
Expiring 03/29/10	Deutsche Bank Securities	CNY	136	20,000	19,901	99
Expiring 03/29/10	Morgan Stanley & Co., Inc.	CNY	271	40,000	39,784	216
Expiring 03/29/10	Morgan Stanley & Co., Inc.	CNY	271	40,000	39,796	204
Expiring 05/17/10	Barclays Capital Group	CNY	4,209	586,207	617,567	(31,360)
Expiring 06/07/10	Bank of America	CNY	19,915	2,943,454	2,923,144	20,310
Expiring 06/07/10	Deutsche Bank Securities	CNY	512	75,829	75,116	713
Expiring 11/23/10	Barclays Capital Group	CNY	40	6,000	5,871	129
Danish Krone,
Expiring 01/27/10	Hong Kong & Shanghai Bank	DKK	83	16,186	15,984	202
Euro,
Expiring 01/04/10	UBS Securities	EUR	2,500	3,589,783	3,585,134	4,649
Expiring 01/26/10	Citibank	EUR	407	584,151	583,439	712
Expiring 01/26/10	Citibank	EUR	1,414	2,030,025	2,026,986	3,039
Expiring 01/26/10	Deutsche Bank Securities	EUR	6,765	9,704,934	9,697,708	7,226
Expiring 01/26/10	Goldman Sachs Co.	EUR	720	1,036,197	1,032,128	4,069
Expiring 01/26/10	Goldman Sachs Co.	EUR	894	1,278,869	1,281,560	(2,691)
Expiring 01/26/10	Royal Bank of Canada	EUR	1,110	1,586,206	1,591,198	(4,992)
Expiring 01/26/10	UBS Securities	EUR	45,498	66,040,344	65,221,926	818,418
Expiring 01/26/10	UBS Securities	EUR	446	647,369	639,346	8,023
Expiring 01/26/10	UBS Securities	EUR	161	230,939	230,796	143
Expiring 01/26/10	UBS Securities	EUR	72	103,382	103,213	169
Expiring 01/26/10	UBS Securities	EUR	15	21,538	21,502	36
Expiring 02/18/10	Deutsche Bank Securities	EUR	8,003	11,906,671	11,471,948	434,723
Expiring 03/17/10	Goldman Sachs Co.	EUR	1,185	1,721,278	1,698,558	22,720
Expiring 02/18/10	Royal Bank of Scotland	EUR	1,380	2,048,030	1,978,169	69,861
Indian Rupee,
Expiring 03/24/10	Merrill Lynch & Co.	INR	825	16,936	17,617	(681)
SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
Sale Contracts			Amount	Settlement Date	Current	Appreciation
(continued)	Counterparty		(000)	Receivable	Value	(Depreciation)

Japanese Yen,
Expiring 01/14/10	Hong Kong & Shanghai Bank	JPY	150,930	$1,678,009	$1,620,673	$57,336
Expiring 01/25/10	BNP Paribas	JPY	1,047,282	11,668,555	11,246,283	422,272
Expiring 01/25/10	BNP Paribas	JPY	5,888	65,603	63,229	2,374
Expiring 03/29/10	JPMorgan Securities	JPY	140,000	1,563,896	1,503,891	60,005
Malaysian Ringgit,
Expiring 02/12/10	Deutsche Bank Securities	MYR	3	971	956	15
New Zealand Dollar,
Expiring 01/11/10	Royal Bank of Scotland	NZD	111	80,963	80,524	439
Norwegian Krona,
Expiring 01/05/10	Citibank	NOK	173	29,890	29,961	(71)
Expiring 01/05/10	Goldman Sachs Co.	NOK	693	120,000	119,805	195
Expiring 03/23/10	Hong Kong & Shanghai Bank	NOK	514	87,140	88,438	(1,298)
Philippine Peso,
Expiring 04/16/10	Deutsche Bank Securities	PHP	270	5,748	5,776	(28)
Expiring 04/16/10	Deutsche Bank Securities	PHP	72	1,520	1,527	(7)
Singapore Dollar,
Expiring 03/17/10	Citibank	SGD	1	557	550	7
Swiss Franc,
Expiring 03/23/10	Citibank	CHF	92	88,625	88,983	(358)

				$163,990,777	$161,223,075	$2,767,702

* Less than 500 notional amount.

Interest rate swap agreements outstanding at December 31, 2009:

							Upfront
			Notional				Premiums	Unrealized
	Termination		Amount	Fixed		Fair	Paid	Appreciation
Counterparty	Date		(000)	Rate	Floating Rate	Value	(Received)	(Depreciation)

Royal Bank of
Scotland PLC(1)	06/15/12	AUD	3,000	6.50%	3 month Australian Bank Bill rate	$15,701	$1,747	$13,954
Barclays Bank PLC(1)	01/02/12	BRL	2,800	10.68%	Brazilian interbank lending rate	(41,641)	(21,856)	(19,785)
Goldman Sachs
Capital Markets, LP(1)	01/02/12	BRL	40,100	11.14%	Brazilian interbank lending rate	7,211	100,569	(93,358)
Goldman Sachs
Capital Markets, LP(1)	01/02/12	BRL	300	11.65%	Brazilian interbank lending rate	1,687	1,929	(242)
HSBC Bank USA, N.A.(1)	01/02/12	BRL	600	14.77%	Brazilian interbank lending rate	26,135	2,700	23,435
HSBC Bank USA, N.A.(1)	01/02/12	BRL	200	11.65%	Brazilian interbank lending rate	1,125	1,315	(190)
Merrill Lynch & Co.(1)	01/02/12	BRL	200	14.77%	Brazilian interbank lending rate	8,712	259	8,453
Merrill Lynch & Co.(1)	01/02/12	BRL	200	11.65%	Brazilian interbank lending rate	1,125	1,314	(189)
UBS AG(1)	01/02/12	BRL	3,400	10.58%	Brazilian interbank lending rate	(57,307)	(12,767)	(44,540)
UBS AG(1)	01/02/12	BRL	1,000	11.02%	Brazilian interbank lending rate	(2,778)	—	(2,778)
BNP Paribas(1)	12/15/11	EUR	1,000	1.99%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	36,290	—	36,290
Goldman Sachs
Capital Markets, LP(1)	06/15/12	EUR	1,100	2.08%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	40,453	—	40,453
JPMorgan Chase
Bank(1)	10/15/11	EUR	100	2.03%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	4,770	—	4,770
JPMorgan Chase
Bank(1)	07/14/11	EUR	700	2.26%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	46,931	—	46,931

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Interest rate swap agreements outstanding at December 31, 2009 (continued):

							Upfront
			Notional				Premiums	Unrealized
	Termination		Amount	Fixed		Fair	Paid	Appreciation
Counterparty	Date		(000)	Rate	Floating Rate	Value	(Received)	(Depreciation)

Bank of America N.A.(1)	06/16/20	JPY	290,000	1.50%	6 month LIBOR	$(4,172)	$7,717	$(11,889)
Deutsche Bank AG(1)	12/15/35	JPY	60,000	2.50%	6 month LIBOR	41,140	(1,827)	42,967
Deutsche Bank AG(1)	06/20/27	JPY	110,000	3.00%	6 month LIBOR	10,816	2,856	7,960
Deutsche Bank AG(1)	06/16/11	JPY	2,890,000	1.00%	6 month LIBOR	176,447	82,607	93,840
Morgan Stanley
Capital Services, Inc.(1)	06/20/27	JPY	30,000	3.00%	6 month LIBOR	2,950	1,305	1,645
UBS AG(1)	06/20/27	JPY	40,000	3.00%	6 month LIBOR	3,934	843	3,091
Merrill Lynch & Co.(1)	02/07/19	MXN	67,500	8.30%	28 day Mexican interbank rate	32,397	35,225	(2,828)

						$351,926	$203,936	$147,990

(1)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2009:

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount#	Fixed	Reference Entity/	Fair	Paid	Appreciation
Counterparty	Date	(000)(3)	Rate	Obligation	Value(5)	(Received)	(Depreciation)

Credit default swaps on credit indices – Sell Protection(1)
Credit Suisse International	07/25/45	$400	0.32%	ABX.HE.AAA.06-2 Index	$(268,117)	$(114,937)	$(153,180)
Credit Suisse International	05/25/46	4,764	0.11%	ABX.HE.AAA.06-2 Index	(2,598,224)	(981,092)	(1,617,132)
Deutsche Bank AG	05/25/46	397	0.11%	ABX.HE.AAA.06-2 Index	(216,519)	(116,310)	(100,209)
Credit Suisse International	08/25/37	1,200	0.90%	ABX.HE.AAA.07-1 Index	(783,708)	(308,409)	(475,299)
Barclays Bank PLC	12/20/13	10,000	3.35%	Dow Jones CDX EM 10	124,445	(1,141,667)	1,266,112
Deutsche Bank AG	12/20/13	6,000	3.35%	Dow Jones CDX EM 10	74,668	(819,101)	893,769
Bank of America N.A.	12/20/19	12,700	1.00%	Dow Jones CDX NA IG 13 10Y	(74,481)	(173,193)	98,712
Morgan Stanley Capital
Services, Inc.	12/20/15	330	0.46%	Dow Jones CDX NA IG 5 10Y	(40,643)	—	(40,643)

					$(3,782,579)	$(3,654,709)	$(127,870)

					Implied Credit		Upfront
		Notional			Spread at		Premiums	Unrealized
	Termination	Amount	Fixed	Reference Entity/	December 31,	Fair	Paid	Appreciation
Counterparty	Date	(000)#(3)	Rate	Obligation	2009(4)	Value	(Received)	(Depreciation)

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection(1)
Deutsche Bank AG	04/20/14	$2,000	2.72%	Federal Republic of Brazil,
				12.25%, due 03/06/30	1.117%	$143,663	$—	$143,663
Deutsche Bank AG	05/20/17	1,300	1.04%	Federal Republic of Brazil,
				12.25%, due 03/06/30	1.346%	(23,847)	—	(23,847)
Morgan Stanley
Capital Services, Inc.	08/20/11	1,300	1.38%	Federal Republic of Brazil,
				12.25%, due 03/06/30	0.732%	20,861	—	20,861
Barclays Bank PLC	06/20/10	900	4.00%	GAZPROM	1.217%	12,741	—	12,741
BNP Paribas	09/20/12	1,400	0.87%	Morgan Stanley,
				6.60%, due 04/01/12	0.871%	(1,499)	—	(1,499)
Barclays Bank PLC	04/20/14	2,000	3.43%	Russian Federation,
				7.50%, due 03/31/30	1.808%	145,470	—	145,470

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Credit default swap agreements outstanding at December 31, 2009 (continued):

					Implied Credit		Upfront
		Notional			Spread at		Premiums	Unrealized
	Termination	Amount	Fixed	Reference Entity/	December 31,	Fair	Paid	Appreciation
Counterparty	Date	(000)#(3)	Rate	Obligation	2009(4)	Value	(Received)	(Depreciation)

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection(1) (cont’d.)
Citigroup, Inc.	12/20/10	$1,000	1.00%	Russian Federation,
				7.50%, due 03/31/30	0.820%	$1,927	$435	$1,492
Deutsche Bank AG	05/20/14	6,000	3.56%	Russian Federation,
				7.50%, due 03/31/30	1.818%	455,168	—	455,168
Deutsche Bank AG	06/20/14	3,300	2.98%	Russian Federation,
				7.50%, due 03/31/30	1.827%	163,230	—	163,230
Goldman Sachs
Capital Markets, LP	12/20/10	1,500	1.00%	Russian Federation,
				7.50%, due 03/31/30	0.820%	2,890	873	2,017
Barclays Bank PLC	04/20/14	13,000	2.79%	United Mexican States,
				7.50%, due 04/08/33	1.219%	911,863	—	911,863
Deutsche Bank AG	04/20/14	2,000	2.83%	United Mexican States,
				7.50%, due 04/08/33	1.219%	143,687	—	143,687

						$1,976,154	$1,308	$1,974,846

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likeli-hood of a particular issuer’s default or the referenced entity’s credit soundness.

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount#	Fixed	Reference Entity/	Fair	Paid	Appreciation
Counterparty	Date	(000)(3)	Rate	Obligation	Value	(Received)	(Depreciation)

Credit default swaps – Buy Protection(2)
Deutsche Bank AG	03/20/11	$1,100	1.00%	Albertson’s,
				7.25%, due 05/01/13	$29,866	$10,850	$19,016
Bank of America N.A.	03/20/11	100	0.29%	Alcan, Inc.,
				6.45%, due 03/15/11	(151)	—	(151)
Citigroup, Inc.	06/20/15	1,200	0.62%	American Electric Power,
				5.25%, due 06/01/15	(6,475)	—	(6,475)
Morgan Stanley Capital
Services, Inc.	06/20/15	100	0.47%	American Electric Power,
				5.25%, due 06/01/15	279	—	279
Merrill Lynch & Co.	12/20/17	1,900	1.37%	American General Finance Corp.,
				6.90%, due 12/15/17	693,472	—	693,472
Merrill Lynch & Co.	12/20/17	500	1.37%	American General Finance Corp.,
				6.90%, due 12/15/17	182,472	—	182,472
Royal Bank of
Scotland PLC	12/20/17	2,000	1.30%	American General Finance Corp.,
				6.90%, due 12/15/17	735,742	—	735,742
Bank of America N.A.	12/20/12	1,100	0.62%	Autozone, Inc.,
				5.875%, due 10/15/12	(7,682)	—	(7,682)
Bank of America N.A.	06/20/16	1,400	0.87%	Autozone, Inc.,
				6.95%, due 06/15/16	(20,615)	—	(20,615)
Deutsche Bank AG	06/20/16	1,000	0.72%	Autozone, Inc.,
				6.95%, due 06/15/16	(5,875)	—	(5,875)
UBS AG	12/20/11	100	0.14%	BAE Holdings, Inc.,
				6.40%, due 12/15/11	711	—	711
Royal Bank of
Scotland	12/20/17	400	2.35%	Barclays Bank PLC,
				4.50%, due 03/04/19	(23,637)	—	(23,637)
Royal Bank of
Scotland	03/20/18	100	2.22%	Bear Stearns Co., Inc.,
				7.25%, due 02/01/18	(12,413)	—	(12,413)

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Credit default swap agreements outstanding at December 31, 2009 (continued):

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount#	Fixed	Reference Entity/	Fair	Paid	Appreciation
Counterparty	Date	(000)(3)	Rate	Obligation	Value	(Received)	(Depreciation)

Credit default swaps – Buy Protection(2) (cont’d.)
Merrill Lynch & Co.	06/20/11	$100	0.51%	Boston Scientific Corp.,
				6.00%, due 06/15/11	$(237)	$—	$(237)
Goldman Sachs
Capital Markets, LP	06/20/17	1,000	0.58%	Cardinal Health, Inc.,
				6.00%, due 06/15/17	(2,000)	—	(2,000)
Deutsche Bank AG	03/20/15	2,500	1.00%	Citigroup, Inc.,
				6.50%, due 01/18/11	67,205	119,037	(51,832)
Morgan Stanley Capital
Services, Inc.	03/20/13	1,000	0.62%	Computer Sciences Corp.,
				5.50%, due 03/15/13	(10,720)	—	(10,720)
Bank of America N.A.	12/20/17	2,000	0.50%	Covidien Ltd.,
				6.00%, due 10/15/17	(4,013)	—	(4,013)
Merrill Lynch & Co.	03/20/12	100	0.23%	CSX Corp.,
				6.30%, due 03/15/12	55	—	55
Citigroup, Inc.	09/20/17	900	1.00%	Cytec Industries, Inc.,
				4.60%, due 07/01/13	7,462	77,616	(70,154)
Deutsche Bank AG	12/20/15	1,000	0.95%	Cytec Industries, Inc.,
				6.00%, due 10/01/15	3,632	—	3,632
BNP Paribas	06/20/11	100	4.03%	D.R. Horton, Inc.,
				6.00%, due 04/15/11	(3,876)	—	(3,876)
Bank of America N.A.	06/20/14	1,128	5.00%	Dow Jones CDX NA HY 12 5Y	(9,457)	51,626	(61,083)
Barclays Bank PLC	06/20/18	6,776	1.50%	Dow Jones CDX NA IG 10 10Y	(122,575)	(156,523)	33,948
Deutsche Bank AG	06/20/18	678	1.50%	Dow Jones CDX NA IG 10 10Y	(12,226)	(9,960)	(2,266)
Goldman Sachs Capital
Markets, LP	06/20/18	2,807	1.50%	Dow Jones CDX NA IG 10 10Y	(50,782)	(34,612)	(16,170)
Goldman Sachs Capital
Markets, LP	06/20/18	1,936	1.50%	Dow Jones CDX NA IG 10 10Y	(34,931)	(54,764)	19,833
Morgan Stanley Capital
Services, Inc.	06/20/18	3,582	1.50%	Dow Jones CDX NA IG 10 10Y	(64,623)	(31,011)	(33,612)
Barclays Bank PLC	06/20/13	774	1.55%	Dow Jones CDX NA IG 10 5Y	(11,197)	(8,763)	(2,434)
Deutsche Bank AG	06/20/13	5,905	1.55%	Dow Jones CDX NA IG 10 5Y	(85,375)	(12,721)	(72,654)
Goldman Sachs Capital
Markets, LP	06/20/13	678	1.55%	Dow Jones CDX NA IG 10 5Y	(9,797)	(5,143)	(4,654)
Deutsche Bank AG	06/20/14	2,083	1.00%	Dow Jones CDX NA IG 12 5Y	(16,514)	60,958	(77,472)
Deutsche Bank AG	06/20/14	3,670	1.00%	Dow Jones CDX NA IG 12 5Y	(29,210)	62,560	(91,770)
Morgan Stanley Capital
Services, Inc.	12/20/12	500	0.14%	Dow Jones CDX NA IG 5 7Y	13,709	—	13,709
Bank of America N.A.	12/20/16	1,832	0.65%	Dow Jones CDX NA IG 7 10Y	67,803	(8,041)	75,844
JPMorgan Chase Bank	12/20/16	578	0.65%	Dow Jones CDX NA IG 7 10Y	21,423	(2,578)	24,001
Barclays Bank PLC	12/20/17	194	0.80%	Dow Jones CDX NA IG 9 10Y	5,952	1,918	4,034
Morgan Stanley Capital
Services, Inc.	12/20/17	1,646	0.80%	Dow Jones CDX NA IG 9 10Y	50,633	31,218	19,415
Goldman Sachs Capital
Markets, LP	06/20/19	1,885	1.00%	Dow Jones CDX NA IG12 10Y	8,104	60,931	(52,827)
Barclays Bank PLC	06/20/13	100	1.00%	Embarq Corp.,
				7.08%, due 06/01/16	(1,730)	(1,674)	(56)
JPMorgan Securities	06/20/10	100	0.16%	Gatx Financial Corp.,
				5.125%, due 04/15/10	91	—	91
Deutsche Bank AG	09/20/16	100	0.51%	Goodrich (BF) Co.,
				6.29%, due 07/01/16	(664)	—	(664)
Barclays Bank PLC	06/20/15	300	2.93%	Health Care REIT,
				5.875%, due 05/15/15	(23,496)	—	(23,496)
Bank of Nova Scotia	06/20/12	200	0.50%	HSBC Finance Corp.,
				7.00%, due 05/15/12	1,453	—	1,453
Deutsche Bank AG	06/20/17	300	1.00%	J.C. Penney Corp.,
				6.375%, due 10/15/36	9,103	18,815	(9,712)
Deutsche Bank AG	12/20/14	660	1.00%	Jones Apparel Group,
				5.125%, due 11/15/14	5,438	20,796	(15,358)

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Credit default swap agreements outstanding at December 31, 2009 (continued):

							Upfront
		Notional					Premiums	Unrealized
	Termination	Amount#		Fixed	Reference Entity/	Fair	Paid	Appreciation
Counterparty	Date	(000)(3)		Rate	Obligation	Value	(Received)	(Depreciation)

Credit default swaps – Buy Protection(2) (cont’d.)
Bank of America N.A.	03/20/14		$1,000	1.39%	Liberty Mutual Group,
					5.75%, due 03/15/14	$10,403	$—	$10,403
Goldman Sachs Capital
Markets, LP	09/20/17		500	3.55%	Limited Brands, Inc.,
					6.90%, due 07/15/17	(36,571)	—	(36,571)
Morgan Stanley Capital
Services, Inc.	09/20/14		1,400	5.00%	Macy’s Retail Holdings, Inc.,
					7.45%, due 07/15/17	(198,274)	(136,876)	(61,398)
Bank of America N.A.	09/20/15		1,000	0.99%	Marsh & McLennan Cos. Inc.,
					5.75%, due 09/15/15	(15,201)	—	(15,201)
Citigroup, Inc.	12/20/16		1,000	1.91%	Masco Corp.,
					6.125%, due 10/03/16	12,470	—	12,470
Bank of America N.A.	03/20/17		100	0.38%	McKesson HBOC, Inc.,
					5.70%, due 03/01/17	112	—	112
Morgan Stanley Capital
Services, Inc.	12/20/17		100	0.73%	Motorola Inc.,
					6.00%, due 11/15/17	6,343	—	6,343
Deutsche Bank AG	09/20/11		100	0.62%	Nationwide Health,
					6.50%, due 07/15/11	946	—	946
Deutsche Bank AG	09/20/11		100	0.62%	Nationwide Health,
					6.50%, due 07/15/11	946	—	946
Deutsche Bank AG	03/20/15		800	5.00%	New York Times Co.,
					5.00%, due 03/15/15	(106,945)	(70,337)	(36,608)
Morgan Stanley Capital
Services, Inc.	03/20/19		1,000	1.47%	NiSource Financial,
					6.80%, due 01/15/19	(15,215)	—	(15,215)
Morgan Stanley Capital
Services, Inc.	06/20/16		200	0.39%	Omnicom Group,
					5.90%, due 04/15/16	3,308	—	3,308
Merrill Lynch & Co.	12/20/11		100	0.28%	Orix Corp.,
					5.48%, due 11/22/11	2,795	—	2,795
Citigroup, Inc.	06/20/18		1,000	0.69%	Pearson,
					6.25%, due 05/06/18	(3,921)	—	(3,921)
Merrill Lynch & Co.	04/15/20		300	1.95%	Race Point CLO,
					7.01%, due 04/15/20	115,104	829	114,275
Merrill Lynch & Co.	04/15/20		300	4.03%	Race Point CLO,
					9.61%, due 04/15/20	196,665	1,776	194,889
Barclays Bank PLC	06/20/13		500	1.45%	Rexam PLC,
					6.75%, due 06/01/23	(7,557)	—	(7,557)
UBS AG	03/20/17	EUR	800	1.00%	Royal Bank of Scotland PLC,
					6.00%, due 05/10/13	199,438	97,704	101,734
Bank of America N.A.	06/20/10		200	0.48%	Royal Caribbean Cruises,
					8.00%, due 05/15/10	677	—	677
Merrill Lynch & Co.	12/15/19		235	3.78%	Saratoga CLO, Ltd.,
					5.45%, due 12/15/19	78,429	1,012	77,417
Merrill Lynch & Co.	12/15/19		300	1.88%	Saratoga CLO, Ltd.,
					5.45%, due 12/15/19	119,634	1,763	117,871
Citigroup, Inc.	09/20/13		100	0.59%	Sealed Air Corp,
					5.625%, due 07/15/13	649	—	649
Goldman Sachs Capital
Markets, LP	12/20/16		500	1.47%	Simon Property Group LP,
					5.25%, due 12/01/16	(349)		(349)
Deutsche Bank AG	03/20/12		100	0.42%	Southwest Airlines Co.,
					6.50%, due 03/01/12	885	—	885
Deutsche Bank AG	06/20/18		2,400	0.84%	Spectra Energy Capital,
					6.20%, due 04/15/18	(9,678)	—	(9,678)
JPMorgan Securities	12/20/16		200	1.07%	Sprint Nextel Corp.,
					6.00%, due 12/01/16	30,852	—	30,852

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Credit default swap agreements outstanding at December 31, 2009 (continued):

							Upfront
		Notional					Premiums	Unrealized
	Termination	Amount#		Fixed	Reference Entity/	Fair	Paid	Appreciation
Counterparty	Date	(000)(3)		Rate	Obligation	Value	(Received)	(Depreciation)

Credit default swaps – Buy Protection(2) (cont’d.)
BNP Paribas	09/20/17		$1,000	5.00%	Sprint Nextel Corp.,
					6.00%, due 12/01/16	$(57,347)	$(136,489)	$79,142
Bank of America N.A.	06/20/18		600	1.49%	Starwood Hotels & Resort,
					6.75%, due 05/15/18	14,688	—	14,688
BNP Paribas	06/20/11		100	1.76%	Tate & Lyle PLC,
					6.125%, due 06/15/11	(1,745)	—	(1,745)
Barclays Bank PLC	03/20/19		600	2.80%	UBS AG, 1.45%, due 04/18/12	(87,841)	—	(87,841)
Deutsche Bank AG	03/20/14	EUR	500	2.20%	UBS AG, 1.45%, due 04/18/12	(43,482)	—	(43,482)
Barclays Bank PLC	12/20/13	EUR	100	2.15%	UBS AG, 1.45%, due 04/18/12	(8,086)	—	(8,086)
Deutsche Bank AG	12/20/13	EUR	300	1.85%	UBS AG, 2.55%, due 04/18/12	(18,977)	—	(18,977)
Bank of America N.A.	09/20/12		200	0.34%	UST, Inc., 6.625%, due 07/15/12	(1,282)	—	(1,282)
Citigroup, Inc.	06/20/13		1,000	1.17%	Vivendi, 5.75%, due 04/04/13	(15,796)	—	(15,796)
Bank of America N.A.	12/20/16		100	0.67%	Western Union Co.,
					5.93%, due 10/01/16	(1,124)	—	(1,124)
Bank of America N.A.	06/20/12		100	0.91%	XStrata Canada Corp.,
					7.35%, due 06/05/12	(958)	—	(958)

						$1,498,329	$(50,083)	$1,548,412

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Total return swap agreements outstanding at December 31, 2009:

					Upfront
		Notional			Premiums	Unrealized
	Termination	Amount#		Fair	Paid	Appreciation
Counterparty	Date	(000)	Description	Value	(Received)	(Depreciation)

Barclays Bank PLC	01/27/10	$23,430	Receive fixed payments on the
			Dow Jones-UBS Commodity
			Total Return Index and pay
			variable payments based on
			the U.S. Treasury Bill.	$(75,891)	$—	$(75,891)
Credit Suisse International	01/27/10	12,440	Receive fixed payments on the
			Dow Jones-UBS Commodity
			Total Return Index and pay
			variable payments based on
			the U.S. Treasury Bill.	(40,301)	—	(40,301)
Morgan Stanley Capital
Services, Inc.	01/27/10	35,540	Receive fixed payments on the
			Dow Jones-UBS Commodity
			Total Return Index and pay
			variable payments based on
			the U.S. Treasury Bill.	(115,116)	—	(115,116)
BNP Paribas	04/15/10	900	Receive variable payments on
			the three month LIBOR and
			pay variable payments based
			on the TSY Inflation Index.	(132,106)	(118,629)	(13,477)
Merrill Lynch & Co.	03/31/10	2,505	Receive fixed rate payments on
			Wilshire REIT Index rate and pay
			variable payments on the one
			month LIBOR-BBA +11bps.	634,683	—	634,683
Credit Suisse International	01/29/10	5,736	Receive fixed rate payments on
			Wilshire REIT Index rate and pay
			variable payments on the one
			month LIBOR-BBA -10bps.	1,453,007	29,342	1,423,665
Credit Suisse International	01/29/10	2,345	Receive fixed rate payments on
			Wilshire REIT Index rate and pay
			variable payments on the one
			month LIBOR-BBA +10bps.	594,035	—	594,035
Merrill Lynch & Co.	04/30/10	8,758	Receive fixed rate payments on
			Wilshire REIT Index rate and pay
			variable payments on the one
			month LIBOR-BBA -12bps.	2,218,351	303,635	1,914,716

# Notional Amount is shown in U.S. dollars unless otherwise stated.				$4,536,662	$214,348	$4,322,314

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$917,046,428	$307,427,026	$—
Preferred Stocks	1,387,494	—	—
Asset-Backed Securities	—	13,667,710	—
Bank Loans	—	4,477,410	—
Commercial Mortgage-Backed Securities	—	6,163,798	—
Corporate Obligations	—	210,495,249	4,054,910
Foreign Government Bonds	—	102,693,158	—
Municipal Bonds	—	8,588,441	—
Residential Mortgage-Backed Securities	—	46,371,758	903,166
U.S. Government Agency Obligations	—	30,599,554	—
U.S. Government Mortgage-Backed Obligations	—	80,642,938	—
U.S. Treasury Obligations	—	194,425,150	—
Repurchase Agreements	—	41,700,000	—
Affiliated Money Market Mutual Fund	237,551,263	—	—
Written Options	—	(1,409,292)	—
Short Sales – U.S. Government Mortgage-Backed Obligations	—	(41,569,541)	—

	$1,155,985,185	$1,004,273,359	$4,958,076
Other Financial Instruments*	468,591	10,696,010	139,826

Total	$1,156,453,776	$1,014,969,369	$5,097,902

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common	Residential	Purchased	Other Financial
	Stocks	Mortgage-Backed	Options	Instruments

Balance as of 12/31/08	$2,096,038	$1,026,225	$21,999	$2,444,854
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	—	—	—	— **
Change in unrealized appreciation (depreciation)	—	(26,634)	(21,999)	(1,860,570)
Net purchases (sales)	—	929,800	—	—
Transfers in and/or out of Level 3	(2,096,038)	(1,026,225)	—	(444,458)

Balance as of 12/31/09	$—	$903,166	$—	$139,826

	Corporate
	Obligations

Balance as of 12/31/08	$—
Accrued discounts/premiums	2
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(231,387)
Net purchases (sales)	4,286,295
Transfers in and/or out of Level 3	—

Balance as of 12/31/09	$4,054,910

**	The realized loss during the period for other financial instruments was $(50,668).

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund
(7.1% represents investments purchased
with collateral from securities on loan)	11.7%
Exchange Traded Funds	9.6
U.S. Treasury Obligations	9.6
Financial Services	5.4
Foreign Government Bonds	5.1
Banks	4.6
Financial – Bank & Trust	4.3
U.S. Government Mortgage-Backed Obligations	4.0
Oil, Gas & Consumable Fuels	3.7
Computer Services & Software	3.6
Pharmaceuticals	3.4
Oil & Gas	2.7
Residential Mortgage-Backed Securities	2.3
Chemicals	2.1
Repurchase Agreements	2.1
Internet	2.0
Telecommunications	2.0
Insurance	1.7
U.S. Government Agency Obligations	1.5
Diversified Financial Services	1.4
Media	1.4
Transportation	1.3
Retail & Merchandising	1.2
Aerospace & Defense	1.2
Metals & Mining	1.2
Medical Supplies & Equipment	0.9
Consumer Products & Services	0.9
Commercial Services	0.8
Diversified Manufacturing	0.8
Hotels, Restaurants & Leisure	0.8
Asset-Backed Securities	0.7
Electronic Components	0.7
Utilities	0.7
Foods	0.6
Airlines	0.6
Diversified Telecommunication Services	0.6
Commercial Banks	0.6
Biotechnology	0.5
Business Services	0.5
Pipelines	0.5
Engineering/Construction	0.5
Real Estate	0.4
Retail	0.4
Specialty Retail	0.4
Municipal Bonds	0.4
Automobile Manufacturers	0.4
Paper & Forest Products	0.4
Industrial Conglomerates	0.4
Wireless Telecommunication Services	0.4
Healthcare – Products	0.3
Electric	0.3
Building Materials	0.3
Lodging	0.3
Commercial Mortgage-Backed Securities	0.3
Beverages	0.3
Semiconductors	0.3
Lumber & Wood Products	0.3
Electric Utilities	0.3
Tobacco	0.2
Capital Markets	0.2
Bank Loans	0.2
Distribution/Wholesale	0.2
Machinery & Equipment	0.2
Auto/Trucks Parts & Equipment	0.2
Automotive Parts	0.2
Office Equipment	0.2
Savings & Loan	0.2
Electronics	0.2
Multimedia	0.2
Equipment Services	0.1
Industrial Products	0.1
Entertainment & Leisure	0.1
Clothing & Apparel	0.1
Environmental Control	0.1
Semiconductors & Semiconductor Equipment	0.1
Computers	0.1
Containers & Packaging	0.1
Agriculture	0.1
Construction	0.1
Diversified Operations	0.1
Apparel	0.1
Real Estate Investment Trusts	0.1

109.2
Options Written and Securities Sold Short	(2.1)
Other liabilities in excess of other assets	(7.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair		Balance Sheet	Fair
carried at fair value	Location	Value		Location	Value

Interest rate contracts	Due to broker-variation margin	$688,548	*	Due to broker-variation margin	$713,687	*
Interest rate contracts	Unrealized appreciation on swap			Unrealized depreciation on swap
	agreements	323,789		agreements	175,799
Interest rate contracts	Premiums paid for swap			Premiums received for swap
	agreements	240,386		agreements	36,450
Interest rate contracts				Written options outstanding,
	—	—		at value	1,293,524
Foreign exchange contracts	Unrealized appreciation on			Unrealized depreciation on
	foreign currency forward			foreign currency forward
	contracts	3,468,239		contracts	498,095
Foreign exchange contracts	—	—		Written options outstanding, at value	115,768
Credit contracts	Unrealized appreciation on swap			Unrealized depreciation on swap
	agreements	6,856,894		agreements	3,461,506
Credit contracts	Premiums paid for swap			Premiums received for swap
	agreements	620,717		agreements	4,324,201
Equity contracts	Due to broker-variation margin	493,730*		—	—
Equity contracts	Unrealized appreciation on			Unrealized depreciation on
	swap agreements	4,567,099		swap agreements	244,785
Equity contracts	Premiums paid for swap			Premiums received for swap
	agreements	332,977		agreements	118,629

Total		$17,592,379			$10,982,444

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for							Forward
as hedging instruments,			Purchased		Written		Currency
carried at fair value	Rights	Warrants	Options	Futures	Options	Swaps	Contracts	Total

Interest rate contracts	$—	$—	$536,145	$10,106,188	$394,485	$11,305,934	$—	$22,342,752
Foreign exchange contracts	—	—	76,042	—	(18)	—	(9,900,042)	(9,824,018)
Credit contracts	—	—	—	—	—	2,749,969	—	2,749,969
Equity contracts	(668,422)	10,762	—	9,201,022	(2,818)	14,972,347	—	23,512,891

Total	$(668,422)	$10,762	$612,187	$19,307,210	$391,649	$29,028,250	$(9,900,042)	$38,781,594

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for					Forward
as hedging instruments,	Purchased		Written		Currency
carried at fair value	Options	Futures	Options	Swaps	Contracts	Total

Interest rate contracts	$(1,404,732)	$(7,597,474)	$2,438,493	$10,172,671	$—	$3,608,958
Foreign exchange contracts	(197,582)	—	157,210	—	5,882,527	5,842,155
Credit contracts	—	—	—	(3,324,879)	—	(3,324,879)
Equity contracts	—	(172,391)	—	(140,276)	—	(312,667)

Total	$(1,602,314)	$(7,769,865)	$2,595,703	$6,707,516	$5,882,527	$5,813,567

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

			Forward	Forward		Credit	Credit
		Futures	Currency	Currency	Interest	Default	Default	Total
Purchased	Written	Long	Contracts –	Contracts –	Rate	Swaps	Swaps	Return
Options(1)	Options(2)	Position(3)	Purchased(4)	Sold(5)	Swaps(6)	as buyer(6)	as writer(6)	Swaps(6)

$219,771	$825,164	$299,826,631	$31,253,893	$99,064,462	$186,567,317	$92,901,713	$56,475,440	$61,238,680

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $138,687,012:
Unaffiliated investments (cost $1,889,922,848)	$1,970,644,190
Affiliated investments (cost $237,551,263)	237,551,263
Cash	2,939,218
Deposit with broker	283,073
Foreign currency, at value (cost $5,359,804)	5,354,666
Receivable for investments sold	64,731,352
Unrealized appreciation on swap agreements	11,747,782
Dividends and interest receivable	8,237,598
Unrealized appreciation on foreign currency forward contracts	3,468,239
Receivable for fund share sold	3,218,927
Premiums paid for swap agreements	1,194,080
Tax reclaim receivable	622,304
Prepaid expenses	10,283

Total Assets	2,310,002,975

LIABILITIES:
Payable to broker for collateral for securities on loan	143,151,911
Payable for investments purchased	74,276,850
Securities sold short, at value (proceeds received $41,979,961)	41,569,541
Due to broker	15,340,000
Premiums received for swap agreements	4,479,280
Unrealized depreciation on swap agreements	3,882,090
Payable for fund share repurchased	2,200,126
Written options outstanding, at value (premiums received $1,746,290)	1,409,292
Advisory fees payable	666,869
Unrealized depreciation on foreign currency forward contracts	498,095
Due to broker-variation margin	470,362
Accrued expenses and other liabilities	268,932
Shareholder servicing fees payable	9,008
Affiliated transfer agent fee payable	912

Total Liabilities	288,223,268

NET ASSETS	$2,021,779,707

Net assets were comprised of:
Paid-in capital	$2,167,375,772
Retained earnings	(145,596,065)

Net assets, December 31, 2009	$2,021,779,707

Net asset value and redemption price per share,
$2,021,779,707 / 207,738,173 outstanding shares of beneficial interest	$9.73

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $770,140 foreign withholding tax)	$19,466,162
Unaffiliated interest income	19,162,085
Affiliated dividend income	472,173
Affiliated income from securities lending, net	378,663

39,479,083

EXPENSES
Advisory fees	11,239,667
Shareholder servicing fees and expenses	1,322,314
Custodian and accounting fees	816,000
Audit fee	88,000
Insurance expenses	25,000
Trustees’ fees	24,000
Commitment fee on syndicated credit agreement	17,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	11,000
Legal fees and expenses	11,000
Loan interest expense (Note 7)	701
Miscellaneous	45,334

Total expenses	13,614,016
Less: shareholder servicing fee waiver	(176,183)

Net expenses	13,437,833

NET INVESTMENT INCOME	26,041,250

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(66,220,349)
Futures transactions	19,307,210
Options written transactions	391,649
Short sales transactions	(3,760,444)
Swap agreement transactions	29,028,250
Foreign currency transactions	(9,263,162)

(30,516,846)

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	314,359,089
Futures	(7,769,865)
Options written	2,595,703
Short sales	3,385,401
Swap agreements	6,707,516
Foreign currencies	7,327,250

326,605,094

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	296,088,248

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$322,129,498

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$26,041,250	$37,916,096
Net realized loss on investment and foreign currency transactions	(30,516,846)	(233,512,193)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	326,605,094	(290,894,347)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	322,129,498	(486,490,444)

DISTRIBUTIONS	(38,046,693)	(63,983,420)

FUND SHARE TRANSACTIONS:
Fund share sold [108,618,706 and 87,927,903 shares, respectively]	934,218,309	877,463,533
Fund share issued in reinvestment of distributions [4,529,368 and 5,875,429 shares, respectively]	38,046,693	63,983,420
Fund share repurchased [24,867,737 and 105,226,629 shares, respectively]	(185,364,226)	(978,786,074)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	786,900,776	(37,339,121)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,070,983,581	(587,812,985)
NET ASSETS:
Beginning of year	950,796,126	1,538,609,111

End of year	$2,021,779,707	$950,796,126

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.5%
AFFILIATED MUTUAL FUNDS

		Value
	Shares	(Note 2)

AST DeAM Large-Cap Value Portfolio	5,226,195	$40,659,795
AST Federated Aggressive Growth Portfolio	648,428	4,532,509
AST Goldman Sachs Mid-Cap Growth Portfolio*	1,177,675	5,346,643
AST International Growth Portfolio	4,524,284	45,740,515
AST International Value Portfolio	3,158,926	45,014,692
AST Jennison Large-Cap Growth Portfolio	1,517,827	16,498,782
AST Jennison Large-Cap Value Portfolio	1,312,853	13,850,602
AST Large-Cap Value Portfolio	6,851,598	81,534,021
AST Marsico Capital Growth Portfolio	3,977,330	64,711,163
AST MFS Growth Portfolio	7,673,888	65,611,738
AST Mid-Cap Value Portfolio	451,684	4,385,856
AST Money Market Portfolio	27,245	27,245
AST Neuberger Berman Mid-Cap Growth Portfolio*	321,840	5,342,544
AST Parametric Emerging Markets Equity Portfolio	1,310,873	10,670,503
AST Small-Cap Growth Portfolio	299,468	4,489,031
AST Small-Cap Value Portfolio	841,429	9,095,850
AST T. Rowe Price Large-Cap Growth Portfolio*	1,554,165	16,614,024
AST T. Rowe Price Natural Resources Portfolio	382,528	7,206,823

TOTAL LONG-TERM INVESTMENTS
(cost $424,348,540)		441,332,336

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $2,393,107)	2,393,107	2,393,107

TOTAL INVESTMENTS(w) — 100.0%
(cost $426,741,647)		443,725,443
Liabilities in excess of other assets		(84,077)

NET ASSETS — 100.0%		$443,641,366

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Affiliated Mutual Funds	$443,725,443	$—	$—

	$443,725,443	$—	$—
Other Financial Instruments*	—	—	—

Total	$443,725,443	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Investment Type

Large/Mid-Cap Value	46.5%
Large/Mid-Cap Growth	24.4
International Growth	10.3
International Value	10.2
Emerging Markets	2.4
Small-Cap Value	2.1
Small-Cap Growth	2.0
Sector	1.6
Money Market	0.5

100.0
Liabilities in excess of other assets	— *

100.0%

*	Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Affiliated investments (cost $426,741,647)	$443,725,443
Cash	24,903
Receivable for investments sold	413,493
Dividends receivable	496
Receivable for fund share sold	192
Prepaid expenses	3,535

Total Assets	444,168,062

LIABILITIES:
Payable for fund share repurchased	461,937
Accrued expenses and other liabilities	50,028
Advisory fees payable	12,917
Affiliated transfer agent fee payable	1,219
Deferred trustees’ fees	595

Total Liabilities	526,696

NET ASSETS	$443,641,366

Net assets were comprised of:
Paid-in capital	$528,896,423
Retained earnings	(85,255,057)

Net assets, December 31, 2009	$443,641,366

Net asset value and redemption price per share,
$443,641,366 / 54,189,120 outstanding shares of beneficial interest	$8.19

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Affiliated dividend income	$2,542,658

EXPENSES
Advisory fees	327,170
Custodian and accounting fees	70,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	10,000
Trustees’ fees	7,000
Legal fees and expenses	6,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	6,462

Total expenses	466,632

NET INVESTMENT INCOME	2,076,026

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON AFFILIATED INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(42,419,571)
Net capital gain distribution received	750,099

(41,669,472)

Net change in unrealized appreciation (depreciation) on investments	96,368,362

NET GAIN ON INVESTMENTS	54,698,890

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$56,774,916

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,076,026	$2,694,620
Net realized loss on investment transactions	(41,669,472)	(62,623,210)
Net change in unrealized appreciation (depreciation) on investments	96,368,362	(95,865,777)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,774,916	(155,794,367)

DISTRIBUTIONS	(2,716,817)	(41,539,710)

FUND SHARE TRANSACTIONS:
Fund share sold [21,788,714 and 11,679,429 shares, respectively]	154,349,013	117,635,056
Fund share issued in reinvestment of distributions [391,472 and 4,040,828 shares, respectively]	2,716,817	41,539,710
Net asset value of shares issued in merger [16,029,864 and 0 shares, respectively] (Note 10)	129,438,740	—
Fund share repurchased [4,933,293 and 40,308,072 shares, respectively]	(32,263,947)	(399,723,081)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	254,240,623	(240,548,315)

TOTAL INCREASE (DECREASE) IN NET ASSETS	308,298,722	(437,882,392)
NET ASSETS:
Beginning of year	135,342,644	573,225,036

End of year	$443,641,366	$135,342,644

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.1%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace & Defense — 1.6%
Northrop Grumman Corp.	38,300	$2,139,055
Raytheon Co.	18,800	968,576

		3,107,631

Agriculture — 1.4%
Archer-Daniels-Midland Co.	57,000	1,784,670
Bunge Ltd. (Bermuda)(a)	14,800	944,684

		2,729,354

Automobile Manufacturers — 1.1%
Ford Motor Co.*(a)	210,000	2,100,000

Automotive Parts & Equipment — 0.3%
TRW Automotive Holdings Corp.*	26,300	628,044

Banks — 0.6%
Citigroup, Inc.	349,200	1,155,852

Beverages — 1.1%
Coca-Cola Enterprises, Inc.	49,600	1,051,520
Constellation Brands, Inc. (Class A Stock)*	62,200	990,846

		2,042,366

Broadcasting — 0.9%
CBS Corp. (Class B Stock)	117,700	1,653,685

Building Materials — 0.3%
Masco Corp.(a)	39,800	549,638

Chemicals — 1.5%
E.I. du Pont de Nemours & Co.	73,800	2,484,846
Huntsman Corp.	34,900	394,021

		2,878,867

Clothing & Apparel — 0.4%
Jones Apparel Group, Inc.	46,900	753,214

Commercial Services — 0.8%
Hertz Global Holdings, Inc.*(a)	123,300	1,469,736

Computer Hardware — 2.3%
Dell, Inc.*(a)	119,500	1,716,020
Hewlett-Packard Co.	9,200	473,892
International Business Machines Corp.	6,800	890,120
Western Digital Corp.*	29,600	1,306,840

		4,386,872

Computers — 0.5%
Seagate Technology (Cayman Islands)	54,900	998,631

Conglomerates — 0.7%
Altria Group, Inc.	66,600	1,307,358

Consumer Products & Services — 1.0%
Procter & Gamble Co. (The)	32,500	1,970,475

Containers & Packaging — 0.3%
Sonoco Products Co.	18,300	535,275

Diversified Financial Services — 0.9%
Ameriprise Financial, Inc.	45,700	1,774,074

Diversified Manufacturing — 2.0%
Cooper Industries PLC (Ireland)	22,000	938,080
Ingersoll-Rand PLC (Ireland)(a)	53,300	1,904,942
SPX Corp.	7,700	421,190
Textron, Inc.	31,500	592,515

		3,856,727

Electric — 1.5%
American Electric Power Co., Inc.	12,200	424,438
Edison International	27,100	942,538
Pepco Holdings, Inc.	56,100	945,285
RRI Energy, Inc.*	84,500	483,340

		2,795,601

Electronic Components & Equipment — 2.9%
General Electric Co.	367,000	5,552,710

Electronics — 2.6%
AU Optronics Corp., ADR (Taiwan)(a)	89,713	1,075,659
Garmin Ltd. (Cayman Islands)(a)	31,800	976,260
Tyco Electronics Ltd. (Switzerland)	116,000	2,847,800
Vishay Intertechnology, Inc.*	5,900	49,265

		4,948,984

Financial – Bank & Trust — 7.2%
Bank of America Corp.(a)	268,500	4,043,610
BB&T Corp.(a)	58,000	1,471,460
Deutsche Bank AG (Germany)(a)	20,800	1,474,928
U.S. Bancorp	113,500	2,554,885
Wells Fargo & Co.(a)	156,800	4,232,032

		13,776,915

Financial Services — 6.6%
Goldman Sachs Group, Inc. (The)	28,400	4,795,056
JPMorgan Chase & Co.	132,300	5,512,941
Morgan Stanley	75,500	2,234,800

		12,542,797

Food — 2.7%
Dean Foods Co.*	49,600	894,784
Del Monte Foods Co.(a)	49,200	557,928
Kraft Foods, Inc. (Class A Stock)	44,400	1,206,792
Smithfield Foods, Inc.*(a)	37,300	566,587
SUPERVALU, Inc.	87,200	1,108,312
Tyson Foods, Inc. (Class A Stock)	70,400	863,808

		5,198,211

Gas — 0.5%
NiSource, Inc.(a)	66,700	1,025,846

Healthcare Products — 0.1%
Hospira, Inc.*	4,100	209,100

Healthcare Providers & Services — 1.6%
Aetna, Inc.	65,100	2,063,670
UnitedHealth Group, Inc.	29,500	899,160

		2,962,830

Home Builders — 1.5%
D.R. Horton, Inc.(a)	47,400	515,238
NVR, Inc.*	2,100	1,492,491
Pulte Homes, Inc.*(a)	87,400	874,000

		2,881,729

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Household Products/Wares — 0.3%
Kimberly-Clark Corp.	7,500	$477,825

Insurance — 4.3%
ACE Ltd. (Switzerland)*	17,300	871,920
Allstate Corp. (The)	24,000	720,960
Chubb Corp. (The)	11,400	560,652
MetLife, Inc.	42,600	1,505,910
PartnerRe Ltd. (Bermuda)	6,200	462,892
Travelers Cos., Inc. (The)	37,200	1,854,792
Unum Group	50,900	993,568
XL Capital Ltd. (Class A Stock) (Cayman Islands)	67,100	1,229,943

		8,200,637

Internet — 0.1%
AOL, Inc.*	9,018	209,939

Iron & Steel — 1.1%
AK Steel Holding Corp.(a)	52,600	1,123,010
Steel Dynamics, Inc.	57,200	1,013,584

		2,136,594

IT Services — 0.5%
Accenture PLC (Class A Stock) (Ireland)	23,600	979,400

Machinery – Construction & Mining — 0.9%
Caterpillar, Inc.(a)	18,800	1,071,412
Terex Corp.*(a)	36,200	717,122

		1,788,534

Media — 5.0%
Comcast Corp. (Class A Stock)	25,100	423,186
News Corp. (Class A Stock)	278,700	3,815,403
Time Warner Cable, Inc.(a)	57,700	2,388,203
Time Warner, Inc.	99,200	2,890,688

		9,517,480

Movies & Entertainment — 0.8%
Viacom, Inc. (Class B Stock)*	52,400	1,557,852

Oil & Gas — 15.4%
Apache Corp.	9,500	980,115
Chevron Corp.	45,800	3,526,142
Cimarex Energy Co.	30,600	1,620,882
ConocoPhillips	107,400	5,484,918
Devon Energy Corp.	45,700	3,358,950
ENSCO International PLC (United Kingdom)	23,900	954,566
Exxon Mobil Corp.	83,100	5,666,589
Forest Oil Corp.*	48,000	1,068,000
Nexen, Inc. (Canada)	65,800	1,574,594
Occidental Petroleum Corp.	26,800	2,180,180
Rowan Cos., Inc.*	22,100	500,344
Transocean Ltd. (Switzerland)*	6,000	496,800
Valero Energy Corp.	109,400	1,832,450

		29,244,530

Pharmaceuticals — 6.2%
Merck & Co., Inc.	160,445	5,862,660
Pfizer, Inc.	324,000	5,893,560

		11,756,220

Retail — 1.4%
Home Depot, Inc. (The)	54,500	1,576,685
Office Depot, Inc.*(a)	151,100	974,595

		2,551,280

Retail & Merchandising — 3.1%
Foot Locker, Inc.(a)	41,400	461,196
J.C. Penney Co., Inc.	32,200	856,842
Limited Brands, Inc.	67,000	1,289,080
Lowe’s Cos., Inc.	85,400	1,997,506
Macy’s, Inc.	79,000	1,324,040

		5,928,664

Semiconductors — 1.1%
Micron Technology, Inc.*(a)	184,600	1,949,376
Teradyne, Inc.*(a)	4,400	47,212

		1,996,588

Software — 1.4%
Microsoft Corp.	24,600	750,054
Symantec Corp.*	101,000	1,806,890

		2,556,944

Telecommunications — 9.8%
AT&T, Inc.	265,200	7,433,556
Corning, Inc.	98,600	1,903,966
JDS Uniphase Corp.*	61,100	504,075
Motorola, Inc.*	200,900	1,558,984
Nokia Oyj, ADR (Finland)(a)	139,200	1,788,720
Sprint Nextel Corp.*	609,000	2,228,940
Verizon Communications, Inc.(a)	56,100	1,858,593
Vodafone Group PLC, ADR (United Kingdom)(a)	59,200	1,366,928

		18,643,762

Tobacco — 0.8%
Reynolds American, Inc.	28,200	1,493,754

TOTAL LONG-TERM INVESTMENTS
(cost $187,572,560)		184,832,525

SHORT-TERM INVESTMENT — 19.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $37,759,852; includes $33,444,159 of cash collateral for securities on loan)(b)(w) (Note 4)	37,759,852	37,759,852

TOTAL INVESTMENTS — 117.0%
(cost $225,332,412)		222,592,377
Liabilities in excess of other assets — (17.0)%		(32,264,696)

NET ASSETS — 100.0%		$190,327,681

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following abbreviation is used in the Portfolio descriptions:
ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $32,192,407; cash collateral of $33,444,159 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$184,832,525	$—	$—
Affiliated Money Market Mutual Fund	37,759,852	—	—

	$222,592,377	$—	$—
Other Financial Instruments*	—	—	—

Total	$222,592,377	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (17.6% represents investments purchased with collateral from securities on loan)	19.9%
Oil & Gas	15.4
Telecommunications	9.8
Financial – Bank & Trust	7.2
Financial Services	6.6
Pharmaceuticals	6.2
Media	5.0
Insurance	4.3
Retail & Merchandising	3.1
Electronic Components & Equipment	2.9
Food	2.7
Electronics	2.6
Computer Hardware	2.3
Diversified Manufacturing	2.0
Aerospace & Defense	1.6
Healthcare Providers & Services	1.6
Home Builders	1.5
Chemicals	1.5
Electric	1.5
Agriculture	1.4
Software	1.4
Retail	1.4
Iron & Steel	1.1
Automobile Manufacturers	1.1
Beverages	1.1
Semiconductors	1.1
Consumer Products & Services	1.0
Machinery – Construction & Mining	0.9
Diversified Financial Services	0.9
Broadcasting	0.9
Movies & Entertainment	0.8
Tobacco	0.8
Commercial Services	0.8
Conglomerates	0.7
Banks	0.6
Gas	0.5
Computers	0.5
IT Services	0.5
Clothing & Apparel	0.4
Automotive Parts & Equipment	0.3
Building Materials	0.3
Containers & Packaging	0.3
Household Products/Wares	0.3
Internet	0.1
Healthcare Products	0.1

117.0
Liabilities in excess of other assets	(17.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $32,192,407:
Unaffiliated investments (cost $187,572,560)	$184,832,525
Affiliated investments (cost $37,759,852)	37,759,852
Receivable for fund share sold	1,216,609
Dividends receivable	281,853
Receivable for investments sold	260,439
Prepaid expenses	3,152

Total Assets	224,354,430

LIABILITIES:
Payable to broker for collateral for securities on loan	33,444,159
Payable for investments purchased	294,337
Payable to custodian	194,471
Accrued expenses and other liabilities	47,497
Advisory fees payable	44,328
Shareholder servicing fees payable	1,045
Affiliated transfer agent fee payable	912

Total Liabilities	34,026,749

NET ASSETS	$190,327,681

Net assets were comprised of:
Paid-in capital	$261,358,225
Retained earnings	(71,030,544)

Net assets, December 31, 2009	$190,327,681

Net asset value and redemption price per share, $190,327,681 / 25,480,182 outstanding shares of beneficial interest	$7.47

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $33,633 foreign withholding tax)	$3,985,716
Affiliated income from securities lending, net	69,198
Affiliated dividend income	21,589

4,076,503

EXPENSES
Advisory fees	1,110,732
Shareholder servicing fees and expenses	148,098
Custodian and accounting fees	66,000
Audit fee	18,000
Shareholders’ reports	15,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Trustees’ fees	9,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	3,000
Loan interest expense (Note 7)	150
Miscellaneous	10,135

Total expenses	1,403,115
Less: advisory fee waiver and/or expense reimbursement	(39,316)

Net expenses	1,363,799

NET INVESTMENT INCOME	2,712,704

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(52,970,729)
Net change in unrealized appreciation (depreciation) on investments	82,832,690

NET GAIN ON INVESTMENTS	29,861,961

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,574,665

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,712,704	$6,083,195
Net realized loss on investment transactions	(52,970,729)	(16,629,899)
Net change in unrealized appreciation (depreciation) on investments	82,832,690	(118,517,111)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,574,665	(129,063,815)

DISTRIBUTIONS	(6,094,698)	(38,829,581)

FUND SHARE TRANSACTIONS:
Fund share sold [6,706,426 and 4,772,218 shares, respectively]	43,815,443	41,262,343
Fund share issued in reinvestment of distributions [976,698 and 4,015,468 shares, respectively]	6,094,526	38,829,581
Fund share repurchased [4,456,243 and 17,258,558 shares, respectively]	(26,287,210)	(158,301,750)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	23,622,759	(78,209,826)

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,102,726	(246,103,222)
NET ASSETS:
Beginning of year	140,224,955	386,328,177

End of year	$190,327,681	$140,224,955

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 98.0%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace & Defense — 5.5%
Goodrich Corp.	103,800	$6,669,150
ITT Corp.	90,000	4,476,600
L-3 Communications Holdings, Inc.	59,900	5,208,305
Raytheon Co.	455,200	23,451,904
United Technologies Corp.	119,000	8,259,790

		48,065,749

Agriculture — 1.3%
Archer-Daniels-Midland Co.	369,000	11,553,390

Biotechnology — 3.6%
Amgen, Inc.*	549,200	31,068,244

Chemicals — 1.1%
CF Industries Holdings, Inc.	63,700	5,782,686
Terra Industries, Inc.	110,700	3,563,433

		9,346,119

Commercial Services — 2.5%
Apollo Group, Inc. (Class A Stock)*	177,985	10,782,331
Hewitt Associates, Inc. (Class A Stock)*	148,800	6,288,288
SEI Investments Co.	286,000	5,010,720

		22,081,339

Computers — 3.3%
Dell, Inc.*(a)	957,100	13,743,956
EMC Corp.*	851,600	14,877,452

		28,621,408

Diversified Financial Services — 1.6%
BlackRock, Inc.(a)	33,000	7,662,600
IntercontinentalExchange, Inc.*(a)	55,550	6,238,265

		13,900,865

Diversified Manufacturing — 1.6%
Dover Corp.	331,800	13,806,198

Diversified Telecommunication Services — 0.4%
CenturyTel, Inc.	90,110	3,262,883

Electric — 0.4%
Public Service Enterprise Group, Inc.	100,550	3,343,288

Electronic Components & Equipment — 1.8%
Emerson Electric Co.	179,200	7,633,920
Hubbell, Inc. (Class B Stock)	174,900	8,272,770

		15,906,690

Electronics — 1.9%
Arrow Electronics, Inc.*	289,500	8,572,095
Thermo Fisher Scientific, Inc.*	168,400	8,030,996

		16,603,091

Engineering & Construction — 3.1%
Fluor Corp.	123,600	5,566,944
Foster Wheeler AG (Switzerland)*	222,400	6,547,456
URS Corp.*	326,700	14,544,684

		26,659,084

Financial – Bank & Trust — 1.8%
Bank of America Corp.	415,900	6,263,454
State Street Corp.	156,700	6,822,718
Wells Fargo & Co.	107,500	2,901,425

		15,987,597

Financial Services — 3.2%
Goldman Sachs Group, Inc. (The)	42,100	7,108,164
JPMorgan Chase & Co.	388,500	16,188,795
Morgan Stanley	170,800	5,055,680

		28,352,639

Food — 0.4%
ConAgra Foods, Inc.	147,290	3,395,034

Healthcare Providers & Services — 6.0%
AmerisourceBergen Corp.(a)	137,400	3,582,018
Cardinal Health, Inc.	236,200	7,615,088
Medco Health Solutions, Inc.*	260,566	16,652,773
Quest Diagnostics, Inc.	112,800	6,810,864
UnitedHealth Group, Inc.	572,513	17,450,196

		52,110,939

Household Products/Wares — 0.9%
Kimberly-Clark Corp.	118,700	7,562,377

Insurance — 7.5%
ACE Ltd. (Switzerland)*	146,150	7,365,960
Arch Capital Group Ltd. (Bermuda)*(a)	186,660	13,355,523
AXIS Capital Holdings Ltd. (Bermuda)	682,360	19,385,848
Loews Corp.	143,030	5,199,140
RenaissanceRe Holdings Ltd. (Bermuda)	97,420	5,177,873
Transatlantic Holdings, Inc.	70,400	3,668,544
Travelers Cos., Inc. (The)	234,100	11,672,226

		65,825,114

Internet — 0.9%
AOL, Inc.*	47,655	1,109,408
eBay, Inc.*	146,100	3,439,194
F5 Networks, Inc.*	62,660	3,319,727

		7,868,329

IT Services — 2.2%
Accenture PLC (Class A Stock) (Ireland)	121,763	5,053,165
SAIC, Inc.*(a)	747,898	14,165,188

		19,218,353

Machinery & Equipment — 0.3%
Joy Global, Inc.	56,355	2,907,354

Media — 4.7%
Comcast Corp. (Class A Stock)	1,525,515	25,720,183
Time Warner, Inc.	524,215	15,275,625

		40,995,808

Movies & Entertainment — 1.8%
Viacom, Inc. (Class B Stock)*	533,000	15,846,090

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Oil & Gas — 13.9%
BP PLC, ADR (United Kingdom)(a)	124,100	$7,194,077
Chevron Corp.	440,900	33,944,891
Exxon Mobil Corp.	622,900	42,475,551
Helmerich & Payne, Inc.	143,100	5,706,828
Noble Corp. (Switzerland)	173,820	7,074,474
Occidental Petroleum Corp.	303,500	24,689,725

		121,085,546

Oil & Gas Services — 1.0%
Cameron International Corp.*	160,625	6,714,125
Dresser-Rand Group, Inc.*	74,700	2,361,267

		9,075,392

Oil, Gas & Consumable Fuels — 1.4%
Total SA, ADR (France)(a)	187,340	11,997,254

Pharmaceuticals — 5.7%
Eli Lilly & Co.	350,950	12,532,425
Endo Pharmaceuticals Holdings, Inc.*	149,540	3,067,065
Forest Laboratories, Inc.*	239,620	7,694,198
Merck & Co., Inc.	297,894	10,885,047
Pfizer, Inc.	883,400	16,069,046

		50,247,781

Retail — 2.7%
Advance Auto Parts, Inc.	76,650	3,102,792
Dollar Tree, Inc.*	164,600	7,950,180
Kohl’s Corp.*	93,200	5,026,276
Ross Stores, Inc.(a)	179,100	7,649,361

		23,728,609

Semiconductors — 1.8%
Texas Instruments, Inc.	609,900	15,893,994

Software — 2.4%
Broadridge Financial Solutions, Inc.	141,300	3,187,728
Oracle Corp.	275,800	6,768,132
Sybase, Inc.*(a)	124,600	5,407,640
Symantec Corp.*	337,800	6,043,242

		21,406,742

Telecommunications — 7.1%
Amdocs Ltd. (Guernsey)*	348,900	9,954,117
AT&T, Inc.	534,500	14,982,035
Cisco Systems, Inc.*	215,200	5,151,888
Qwest Communications International, Inc.(a)	6,143,000	25,862,030
Verizon Communications, Inc.	174,723	5,788,573

		61,738,643

Tobacco — 4.2%
Lorillard, Inc.	152,400	12,227,052
Philip Morris International, Inc.	512,440	24,694,484

		36,921,536

TOTAL LONG-TERM INVESTMENTS
(cost $775,981,664)		856,383,479

SHORT-TERM INVESTMENT — 7.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $69,468,713; includes $37,338,694 of cash collateral for securities on loan)(b)(w) (Note 4)	69,468,713	69,468,713

TOTAL INVESTMENTS — 105.9%
(cost $845,450,377)		925,852,192
Liabilities in excess of other assets — (5.9)%		(51,763,695)

NET ASSETS — 100.0%		$874,088,497

The following abbreviation is used in the Portfolio descriptions:
ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $35,615,570; cash collateral of $37,338,694 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$856,383,479	$—	$—
Affiliated Money Market Mutual Fund	69,468,713	—	—

	$925,852,192	$—	$—
Other Financial Instruments*	—	—	—

Total	$925,852,192	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Oil & Gas	13.9%
Affiliated Money Market Mutual Fund (4.3% represents investments purchased with collateral from securities on loan)	7.9
Insurance	7.5
Telecommunications	7.1
Healthcare Providers & Services	6.0
Pharmaceuticals	5.7
Aerospace & Defense	5.5
Media	4.7
Tobacco	4.2
Biotechnology	3.6
Computers	3.3
Financial Services	3.2
Engineering & Construction	3.1
Retail	2.7
Commercial Services	2.5
Software	2.4
IT Services	2.2
Electronics	1.9
Financial – Bank & Trust	1.8
Electronic Components & Equipment	1.8
Semiconductors	1.8
Movies & Entertainment	1.8
Diversified Financial Services	1.6
Diversified Manufacturing	1.6
Oil, Gas & Consumable Fuels	1.4
Agriculture	1.3
Chemicals	1.1
Oil & Gas Services	1.0
Internet	0.9
Household Products/Wares	0.9
Food	0.4
Electric	0.4
Diversified Telecommunication Services	0.4
Machinery & Equipment	0.3

105.9
Liabilities in excess of other assets	(5.9)

100.0%

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2009; accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$2,933,964

For the year ended December 31, 2009, the Portfolio did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $35,615,570:
Unaffiliated investments (cost $775,981,664)	$856,383,479
Affiliated investments (cost $69,468,713)	69,468,713
Cash	81,162
Dividends receivable	1,128,363
Receivable for fund share sold	41,853
Prepaid expenses	25,019

Total Assets	927,128,589

LIABILITIES:
Payable to broker for collateral for securities on loan	37,338,694
Payable for investments purchased	12,209,900
Payable for fund share repurchased	3,139,156
Advisory fees payable	256,124
Accrued expenses and other liabilities	90,759
Shareholder servicing fees payable	4,547
Affiliated transfer agent fee payable	912

Total Liabilities	53,040,092

NET ASSETS	$874,088,497

Net assets were comprised of:
Paid-in capital	$1,561,269,595
Retained earnings	(687,181,098)

Net assets, December 31, 2009	$874,088,497

Net asset value and redemption price per share, $874,088,497 / 60,894,499 outstanding shares of beneficial interest	$14.35

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $454,392 foreign withholding tax)	$20,183,481
Affiliated income from securities lending, net	554,323
Affiliated dividend income	191,435

20,929,239

EXPENSES
Advisory fees	7,107,204
Shareholder servicing fees and expenses	947,627
Custodian and accounting fees	178,000
Insurance expenses	33,000
Trustees’ fees	24,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	13,000
Commitment fee on syndicated credit agreement	11,000
Loan interest expense (Note 7)	10,906
Legal fees and expenses	9,000
Miscellaneous	8,914

Total expenses	8,374,651
Less: shareholder servicing fee waiver	(68,219)

Net expenses	8,306,432

NET INVESTMENT INCOME	12,622,807

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(118,823,526)
Futures transactions	2,933,964

(115,889,562)

Net change in unrealized appreciation (depreciation) on investments	274,617,324

NET GAIN ON INVESTMENTS	158,727,762

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$171,350,569

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$12,622,807	$33,136,324
Net realized loss on investment transactions	(115,889,562)	(654,246,546)
Net change in unrealized appreciation (depreciation) on investments	274,617,324	(481,128,509)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	171,350,569	(1,102,238,731)

DISTRIBUTIONS	(33,264,991)	(336,810,705)

FUND SHARE TRANSACTIONS:
Fund share sold [29,136,681 and 44,372,092 shares, respectively]	367,213,505	793,384,038
Fund share issued in reinvestment of distributions [2,631,724 and 18,176,509 shares, respectively]	33,264,991	336,810,705
Fund share repurchased [58,704,332 and 122,069,691 shares, respectively]	(756,761,409)	(2,079,165,195)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(356,282,913)	(948,970,452)

TOTAL DECREASE IN NET ASSETS	(218,197,335)	(2,388,019,888)
NET ASSETS:
Beginning of year	1,092,285,832	3,480,305,720

End of year	$874,088,497	$1,092,285,832

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 98.8%		Value
COMMON STOCKS — 98.7%	Shares	(Note 2)

Aerospace — 2.4%
General Dynamics Corp.	14,357	$978,716
Lockheed Martin Corp.	15,522	1,169,583
Northrop Grumman Corp.	42,641	2,381,500
Raytheon Co.	9,292	478,724

		5,008,523

Automobile Manufacturers — 0.6%
Ford Motor Co.*(a)	46,484	464,840
Navistar International Corp.*	7,120	275,188
TRW Automotive Holdings Corp.*	4,228	100,965
WABCO Holdings, Inc.	17,729	457,231

		1,298,224

Beverages — 0.6%
Coca-Cola Co. (The)	12,469	710,733
Coca-Cola Enterprises, Inc.	17,655	374,286
Constellation Brands, Inc. (Class A Stock)*	6,075	96,775

		1,181,794

Biotechnology — 1.7%
Amgen, Inc.*	56,403	3,190,718
Talecris Biotherapeutics Holdings Corp.*	11,856	264,033

		3,454,751

Business Services — 0.1%
Harte-Hanks, Inc.	8,895	95,888
Manpower, Inc.	2,327	127,008

		222,896

Cable Television — 0.7%
Comcast Corp. (Class A Stock)	84,982	1,432,796

Chemicals — 1.9%
Ashland, Inc.	24,116	955,476
CF Industries Holdings, Inc.	4,773	433,293
E.I. du Pont de Nemours & Co.	50,117	1,687,439
Minerals Technologies, Inc.	2,957	161,068
OM Group, Inc.*	9,643	302,694
Terra Industries, Inc.	6,157	198,194
Valspar Corp. (The)	8,696	236,009

		3,974,173

Clothing & Apparel — 0.6%
Jones Apparel Group, Inc.	30,327	487,052
Polo Ralph Lauren Corp.	7,526	609,455
Timberland Co. (Class A Stock)*(a)	7,287	130,656

		1,227,163

Commercial Banks — 0.3%
Canadian Imperial Bank of Commerce (Canada)	10,179	657,767
Cullen/Frost Bankers, Inc.	624	31,200

		688,967

Commercial Services — 0.2%
Convergys Corp.*	20,395	219,246
Western Union Co. (The)	7,127	134,344

		353,590

Computer Hardware — 7.2%
Apple, Inc.*	14,072	2,967,222
EMC Corp.*	29,886	522,109
Hewlett-Packard Co.	67,867	3,495,829
International Business Machines Corp.	43,206	5,655,665
Western Digital Corp.*	51,914	2,292,003

		14,932,828

Computer Services & Software — 4.2%
Accenture PLC (Class A Stock) (Ireland)	48,069	1,994,863
Computer Sciences Corp.*	20,881	1,201,284
Microsoft Corp.	156,814	4,781,259
Novell, Inc.*	39,753	164,975
Parametric Technology Corp.*	356	5,817
Sybase, Inc.*(a)	5,894	255,800
Synopsys, Inc.*	14,681	327,093

		8,731,091

Conglomerates — 0.3%
Altria Group, Inc.	6,634	130,225
Philip Morris International, Inc.	11,224	540,885

		671,110

Construction — 1.7%
EMCOR Group, Inc.*	57,744	1,553,314
Fluor Corp.	7,753	349,195
NVR, Inc.*	1,634	1,161,300
Shaw Group, Inc. (The)*	15,747	452,726

		3,516,535

Consumer Products & Services — 7.3%
Blyth, Inc.	1,057	35,642
Clorox Co.	2,822	172,142
Estee Lauder Cos., Inc. (The) (Class A Stock)	14,300	691,548
Hasbro, Inc.	20,847	668,355
Johnson & Johnson	88,607	5,707,177
Kimberly-Clark Corp.	33,613	2,141,484
Procter & Gamble Co. (The)	59,982	3,636,709
Rent-A-Center, Inc.*	32,248	571,434
Reynolds American, Inc.	27,335	1,447,935

		15,072,426

Distribution/Wholesale — 0.2%
Ingram Micro, Inc. (Class A Stock)*	3,779	65,943
Tech Data Corp.*	6,010	280,427

		346,370

Diversified Financial Services — 0.9%
American Express Co.	14,615	592,200
BlackRock, Inc.	1,748	405,886

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Diversified Financial Services (cont’d.)
Legg Mason, Inc.	3,630	$109,481
TD Ameritrade Holding Corp.*(a)	38,154	739,424

		1,846,991

Diversified Manufacturing — 0.6%
Actuant Corp. (Class A Stock)	4,067	75,362
Acuity Brands, Inc.(a)	7,548	269,011
Carlisle Cos., Inc.	20,032	686,296
Trinity Industries, Inc.	6,698	116,813

		1,147,482

Diversified Telecommunication Services — 0.3%
Qwest Communications International, Inc.	162,360	683,536

Educational Services
Apollo Group, Inc. (Class A Stock)*	589	35,682

Electronic Components & Equipment — 3.1%
Avnet, Inc.*	7,715	232,684
Celestica, Inc. (Canada)*	135,635	1,280,394
Duke Energy Corp.(a)	2,808	48,326
Emerson Electric Co.	22,488	957,989
General Electric Co.	170,240	2,575,731
GrafTech International Ltd.*	20,569	319,848
Harman International Industries, Inc.	6,860	242,021
Parker Hannifin Corp.	12,987	699,740

		6,356,733

Electronics — 0.5%
Arrow Electronics, Inc.*	13,732	406,604
Brady Corp. (Class A Stock)	12,615	378,576
Garmin Ltd. (Cayman Islands)(a)	4,734	145,334
PerkinElmer, Inc.	7,530	155,043

		1,085,557

Energy Services — 1.1%
DTE Energy Co.	25,583	1,115,163
Integrys Energy Group, Inc.	14,216	596,930
NRG Energy, Inc.*	10,488	247,622
Williams Cos., Inc. (The)	11,727	247,205

		2,206,920

Entertainment & Leisure — 0.6%
NetFlix, Inc.*(a)	5,893	324,940
Walt Disney Co. (The)(a)	30,072	969,822

		1,294,762

Environmental Control
Darling International, Inc.*	6,787	56,875

Exchange Traded Funds — 0.1%
Financial Select Sector SPDR	19,775	284,562

Financial – Bank & Trust — 3.4%
Bank of America Corp.	166,502	2,507,520
Discover Financial Services	2,623	38,584
Fifth Third Bancorp	16,355	159,461
First Horizon National Corp.*(a)	7,919	106,115
Huntington Bancshares, Inc.	5,608	20,469
PNC Financial Services Group, Inc.	2,534	133,770
Regions Financial Corp.	4,613	24,403
SunTrust Banks, Inc.	3,448	69,960
Toronto-Dominion Bank (The) (Canada)	11,374	713,377
U.S. Bancorp	64,417	1,450,027
Wells Fargo & Co.	68,300	1,843,417

		7,067,103

Financial – Brokerage — 0.2%
Janus Capital Group, Inc.	16,748	225,261
NYSE Euronext, Inc.	6,120	154,836

		380,097

Financial Services — 4.8%
Bank of New York Mellon Corp. (The)	26,230	733,653
Broadridge Financial Solutions, Inc.	17,003	383,588
CapitalSource, Inc.	29,405	116,738
Citigroup, Inc.	168,987	559,347
CME Group, Inc.	2,073	696,424
Federated Investors, Inc. (Class B Stock)(a)	5,492	151,030
Goldman Sachs Group, Inc. (The)	8,629	1,456,920
JPMorgan Chase & Co.	93,780	3,907,813
Morgan Stanley	44,976	1,331,290
Royal Bank of Canada (Canada)	10,302	551,672

		9,888,475

Food — 0.6%
Archer-Daniels-Midland Co.	9,811	307,183
ConAgra Foods, Inc.	2,237	51,563
Del Monte Foods Co.	5,212	59,104
Fresh Del Monte Produce, Inc. (Cayman Islands)*	5,763	127,362
Kraft Foods, Inc. (Class A Stock)	23,699	644,139
Sara Lee Corp.	8,318	101,313

		1,290,664

Healthcare Products — 0.7%
Boston Scientific Corp.*	42,160	379,440
CR Bard, Inc.	7,735	602,557
Hill-Rom Holdings, Inc.	20,451	490,619

		1,472,616

Healthcare Services — 1.8%
Coventry Health Care, Inc.*	55,210	1,341,051
Humana, Inc.*	12,870	564,864
WellCare Health Plans, Inc.*	3,510	129,027
WellPoint, Inc.*	29,799	1,736,984

		3,771,926

Hotels & Motels — 0.4%
Wyndham Worldwide Corp.	40,431	815,493

Industrial Products — 0.4%
Dover Corp.	20,482	852,256

Insurance — 3.1%
ACE Ltd. (Switzerland)*	27,285	1,375,164

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Insurance — (cont’d.)
Allied World Assurance Co. Holdings Ltd. (Bermuda)	2,494	$114,899
American Financial Group, Inc.	23,760	592,812
Aspen Insurance Holdings Ltd. (Bermuda)	29,791	758,181
AXIS Capital Holdings Ltd. (Bermuda)	10,913	310,038
Conseco, Inc.*(a)	39,197	195,985
Endurance Specialty Holdings Ltd. (Bermuda)	4,837	180,081
Genworth Financial, Inc. (Class A Stock)*	20,019	227,216
Hartford Financial Services Group, Inc. (The)	10,029	233,274
MetLife, Inc.	21,875	773,281
Principal Financial Group, Inc.	33,415	803,297
StanCorp Financial Group, Inc.(a)	3,412	136,548
Travelers Cos., Inc. (The)	13,267	661,493

		6,362,269

Internet Services — 2.7%
AOL, Inc.*	7,285	169,595
Cisco Systems, Inc.*	74,473	1,782,883
Google, Inc. (Class A Stock)*	3,698	2,292,686
Symantec Corp.*	55,530	993,432
Yahoo!, Inc.*	22,535	378,137

		5,616,733

Machinery — 0.1%
Rockwell Automation, Inc.	2,900	136,242

Machinery & Equipment — 0.2%
Chart Industries, Inc.*	2,031	33,613
Cummins, Inc.	3,973	182,202
Lincoln Electric Holdings, Inc.	3,690	197,267

		413,082

Media — 1.0%
Time Warner, Inc.	72,316	2,107,288

Medical Supplies & Equipment — 1.5%
Baxter International, Inc.	17,605	1,033,061
Becton, Dickinson and Co.	24,973	1,969,371

		3,002,432

Metals & Mining — 0.9%
Caterpillar, Inc.	13,261	755,744
Mueller Industries, Inc.	12,024	298,676
Reliance Steel & Aluminum Co.	8,184	353,712
Timken Co.	11,328	268,587
Worthington Industries, Inc.	9,350	122,205

		1,798,924

Miscellaneous Manufacturing — 1.0%
3M Co.	7,928	655,408
Eaton Corp.	16,078	1,022,882
Honeywell International, Inc.	10,957	429,514

		2,107,804

Office Equipment
Herman Miller, Inc.	2,313	36,962

Oil & Gas — 11.7%
Apache Corp.	7,517	775,529
Chevron Corp.	67,170	5,171,418
ConocoPhillips	71,029	3,627,451
Ensco International PLC (United Kingdom)	4,287	171,223
Exxon Mobil Corp.	118,518	8,081,742
Helix Energy Solutions Group, Inc.*	19,911	233,954
Hess Corp.	8,113	490,836
Murphy Oil Corp.	27,660	1,499,172
National Oilwell Varco, Inc.	9,641	425,072
Occidental Petroleum Corp.	42,018	3,418,164
Tesoro Corp.	3,748	50,785
UGI Corp.	4,177	101,042
Valero Energy Corp.	11,030	184,753
Willbros Group, Inc.*	4,717	79,576

		24,310,717

Paper & Forest Products — 0.1%
Domtar Corp.*	2,093	115,973
International Paper Co.	5,262	140,916

		256,889

Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	89,430	2,258,108
Eli Lilly & Co.	70,441	2,515,448
Merck & Co., Inc.	9,528	348,153
Pfizer, Inc.	250,594	4,558,305

		9,680,014

Printing & Publishing — 0.9%
Gannett Co., Inc.	41,442	615,414
RR Donnelley & Sons Co.	57,645	1,283,754

		1,899,168

Railroads — 1.6%
CSX Corp.	17,989	872,287
Norfolk Southern Corp.	15,675	821,683
Union Pacific Corp.	24,572	1,570,151

		3,264,121

Real Estate Investment Trusts — 0.6%
Boston Properties, Inc.	298	19,987
Equity Residential	857	28,950
HRPT Properties Trust(a)	23,137	149,696
Public Storage, Inc.	5,525	450,011
Simon Property Group, Inc.(a)	6,796	542,321
Vornado Realty Trust(a)	239	16,716

		1,207,681

Restaurants — 1.3%
McDonald’s Corp.	38,563	2,407,874
Panera Bread Co. (Class A Stock)*	3,627	242,900

		2,650,774

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Retail & Merchandising — 5.0%
AnnTaylor Stores Corp.*	20,911	$285,226
Barnes & Noble, Inc.(a)	17,264	329,224
Big Lots, Inc.*	7,681	222,595
Dollar Tree, Inc.*	2,640	127,512
Family Dollar Stores, Inc.	16,803	467,628
Gap, Inc. (The)	102,003	2,136,963
General Mills, Inc.	17,312	1,225,863
Home Depot, Inc. (The)	7,181	207,746
RadioShack Corp.(a)	52,554	1,024,803
Ross Stores, Inc.(a)	20,311	867,483
SUPERVALU, Inc.	72,007	915,209
Wal-Mart Stores, Inc.	39,960	2,135,862
World Fuel Services Corp.(a)	12,972	347,520

		10,293,634

Retail – Automotive — 0.1%
AutoNation, Inc.*(a)	12,494	239,260

Semiconductors — 4.0%
Amkor Technology, Inc.*(a)	104,626	749,122
Analog Devices, Inc.	3,422	108,067
Broadcom Corp. (Class A Stock)*	16,106	506,534
Intel Corp.	148,283	3,024,973
LSI Corp.*	216,402	1,300,576
Maxim Integrated Products, Inc.	11,625	235,988
NVIDIA Corp.*	17,159	320,530
Texas Instruments, Inc.	44,786	1,167,123
Xilinx, Inc.(a)	33,622	842,567

		8,255,480

Software — 0.7%
Oracle Corp.	59,976	1,471,811

Telecommunications — 4.2%
AT&T, Inc.	160,444	4,497,245
Nortel Networks Corp. (Canada)*	1,622	37
QUALCOMM, Inc.	4,553	210,622
Sprint Nextel Corp.*	48,641	178,026
Verizon Communications, Inc.	115,813	3,836,885

		8,722,815

Tobacco
Lorillard, Inc.	170	13,639

Transportation — 0.5%
FedEx Corp.	4,237	353,578
United Parcel Service, Inc. (Class B Stock)	7,492	429,816
UTi Worldwide, Inc. (British Virgin Islands)	19,211	275,101

		1,058,495

Utilities — 3.3%
Constellation Energy Group, Inc.	49,710	1,748,300
Edison International	22,546	784,150
Entergy Corp.	2,775	227,106
Exelon Corp.	13,766	672,744
FPL Group, Inc.	38,968	2,058,290
PG&E Corp.	4,672	208,605
Public Service Enterprise Group, Inc.	33,840	1,125,180

		6,824,375

TOTAL COMMON STOCKS
(cost $189,316,360)		204,381,576

PREFERRED STOCK — 0.1%
Diversified Financial Services
Bank of America Corp. CVT 10.00% (cost $153,000)	10,200	152,184

TOTAL LONG-TERM INVESTMENTS
(cost $189,469,360)		204,533,760

SHORT-TERM INVESTMENT — 3.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $8,168,846; includes $8,149,819 of cash collateral for securities on loan)(b)(w) (Note 4)	8,168,846	8,168,846

TOTAL INVESTMENTS — 102.7%
(cost $197,638,206)		212,702,606
Liabilities in excess of other assets(x) — (2.7)%		(5,513,789)

NET ASSETS— 100.0%		$207,188,817

The following abbreviation is used in the Portfolio descriptions:

CVT	Convertible Security
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $7,788,755; cash collateral of $8,149,819 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes net unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2009:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2009	Appreciation

Long Position:
28	S&P 500 E-Mini Index	Mar 10	$1,519,420	$1,554,980	$35,560 (1)

(1)	Cash of $126,000 has been segregated with the broker to cover requirements for open futures contracts at December 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$204,381,576	$—	$—
Preferred Stock	152,184	—	—
Affiliated Money Market Mutual Fund	8,168,846	—	—

	$212,702,606	$—	$—
Other Financial Instruments*	35,560	—	—

Total	$212,738,166	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Oil & Gas	11.7%
Consumer Products & Services	7.3
Computer Hardware	7.2
Retail & Merchandising	5.0
Financial Services	4.8
Pharmaceuticals	4.7
Computer Services & Software	4.2
Telecommunications	4.2
Semiconductors	4.0
Affiliated Money Market Mutual Fund (3.9% represents investments purchased with collateral from securities on loan)	3.9
Financial – Bank & Trust	3.4
Utilities	3.3
Insurance	3.1
Electronic Components & Equipment	3.1
Internet Services	2.7
Aerospace	2.4
Chemicals	1.9
Healthcare Services	1.8
Construction	1.7
Biotechnology	1.7
Railroads	1.6
Medical Supplies & Equipment	1.5
Restaurants	1.3
Energy Services	1.1
Miscellaneous Manufacturing	1.0
Media	1.0
Diversified Financial Services	1.0
Printing & Publishing	0.9
Metals & Mining	0.9
Healthcare Products	0.7
Software	0.7
Cable Television	0.7
Automobile Manufacturers	0.6
Entertainment & Leisure	0.6
Food	0.6
Clothing & Apparel	0.6
Real Estate Investment Trusts	0.6
Beverages	0.6
Diversified Manufacturing	0.6
Electronics	0.5
Transportation	0.5
Industrial Products	0.4
Hotels & Motels	0.4
Commercial Banks	0.3
Diversified Telecommunication Services	0.3
Conglomerates	0.3
Machinery & Equipment	0.2
Financial – Brokerage	0.2
Commercial Services	0.2
Distribution/Wholesale	0.2
Exchange Traded Funds	0.1
Paper & Forest Products	0.1
Retail – Automotive	0.1
Business Services	0.1
Machinery	0.1

102.7
Liabilities in excess of other assets	(2.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Equity contracts	Due to broker-variation margin	$35,560*	—	$ —

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$269,668

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$17,710

For the year ended December 31, 2009, the Portfolio’s average value at trade date for futures long position was $1,304,849.

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $7,788,755:
Unaffiliated investments (cost $189,469,360)	$204,533,760
Affiliated investments (cost $8,168,846)	8,168,846
Cash	3,667,151
Deposit with broker	126,000
Receivable for investments sold	1,281,600
Dividends and interest receivable	248,666
Receivable for fund share sold	38,368
Prepaid expenses	1,536

Total Assets	218,065,927

LIABILITIES:
Payable to broker for collateral for securities on loan	8,149,819
Payable for investments purchased	2,276,044
Payable for fund share repurchased	322,787
Advisory fees payable	71,594
Accrued expenses and other liabilities	38,847
Due to broker-variation margin	15,960
Shareholder servicing fees payable	1,147
Affiliated transfer agent fee payable	912

Total Liabilities	10,877,110

NET ASSETS	$207,188,817

Net assets were comprised of:
Paid-in capital	$275,976,807
Retained earnings	(68,787,990)

Net assets, December 31, 2009	$207,188,817

Net asset value and redemption price per share, $207,188,817 / 18,303,065 outstanding shares of beneficial interest	$11.32

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $6,787 foreign withholding tax)	$4,165,781
Affiliated income from securities lending, net	99,483
Unaffiliated interest income	1,595
Affiliated dividend income	1,205

4,268,064

EXPENSES
Advisory fees	1,200,952
Shareholder servicing fees and expenses	160,127
Custodian and accounting fees	80,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	10,000
Trustees’ fees	9,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	3,000
Loan interest expense (Note 7)	465
Miscellaneous	7,177

Total expenses	1,511,721
Less: advisory fee waiver and/or expense reimbursement	(60,484)

Net expenses	1,451,237

NET INVESTMENT INCOME	2,816,827

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(25,858,755)
Futures transactions	269,668

(25,589,087)

Net change in unrealized appreciation (depreciation) on:
Investments	50,896,360
Futures	17,710
Foreign currencies	(413)

50,913,657

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	25,324,570

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,141,397

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,816,827	$3,712,098
Net realized loss on investment transactions	(25,589,087)	(27,778,306)
Net change in unrealized appreciation (depreciation) on investments	50,913,657	(62,652,562)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,141,397	(86,718,770)

DISTRIBUTIONS	(3,715,763)	(4,711,291)

FUND SHARE TRANSACTIONS:
Fund share sold [5,450,812 and 2,608,392 shares, respectively]	54,181,050	29,072,901
Fund share issued in reinvestment of distributions [379,935 and 336,281 shares, respectively]	3,715,763	4,711,291
Fund share repurchased [2,132,284 and 8,303,430 shares, respectively]	(19,036,894)	(105,682,441)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	38,859,919	(71,898,249)

TOTAL INCREASE (DECREASE) IN NET ASSETS	63,285,553	(163,328,310)
NET ASSETS:
Beginning of year	143,903,264	307,231,574

End of year	$207,188,817	$143,903,264

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.2%
		Value
AFFILIATED MUTUAL FUNDS	Shares	(Note 2)

AST DeAM Large-Cap Value Portfolio	32,889,405	$255,879,568
AST Federated Aggressive Growth Portfolio	4,153,731	29,034,582
AST Goldman Sachs Mid-Cap Growth Portfolio*	7,256,206	32,943,174
AST High Yield Portfolio	7,429,228	50,964,501
AST International Growth Portfolio	28,438,681	287,515,061
AST International Value Portfolio	19,843,562	282,770,762
AST Jennison Large-Cap Growth Portfolio	9,494,719	103,207,591
AST Jennison Large-Cap Value Portfolio	8,346,602	88,056,648
AST Large-Cap Value Portfolio	42,889,993	510,390,920
AST Marsico Capital Growth Portfolio	25,079,758	408,047,667
AST MFS Growth Portfolio	48,065,075	410,956,393
AST Mid-Cap Value Portfolio	2,825,735	27,437,887
AST Money Market Portfolio	17,084,404	17,084,404
AST Neuberger Berman Mid-Cap Growth Portfolio*	1,949,627	32,363,812
AST Parametric Emerging Markets Equity Portfolio	8,024,256	65,317,441
AST PIMCO Total Return Bond Portfolio	116,868,230	1,367,358,290
AST Small-Cap Growth Portfolio	1,981,082	29,696,412
AST Small-Cap Value Portfolio	5,531,066	59,790,824
AST T. Rowe Price Global Bond Portfolio	2,161,561	23,388,091
AST T. Rowe Price Large-Cap Growth Portfolio*	9,714,245	103,845,279
AST T. Rowe Price Natural Resources Portfolio	2,449,038	46,139,873
AST Western Asset Core Plus Bond Portfolio	34,473,471	344,045,239

TOTAL LONG-TERM INVESTMENTS
(cost $4,284,559,235)(w)		4,576,234,419

SHORT-TERM INVESTMENTS — 0.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 0.8%
Dryden Core Investment Fund – Taxable Money Market Series (cost $34,093,647)(w)	34,093,647	34,093,647

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. TREASURY OBLIGATION
U.S. Treasury Bill(k)
(cost $1,798,706)
0.157%(n)	06/17/10	$1,800	1,798,466

TOTAL SHORT-TERM INVESTMENTS
(cost $35,892,353)			35,892,113

TOTAL INVESTMENTS — 100.0%
(cost $4,320,451,588)			4,612,126,532
Other assets in excess of liabilities(x)			347,969

NET ASSETS — 100.0%			$4,612,474,501

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rate shown is the effective yield at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.
(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on futures contracts as follows:

Futures contracts open at December 31, 2009:

Number			Value at	Value at	Unrealized
of		Expiration	Trade	December 31,	Appreciation
Contracts	Type	Date	Date	2009	(Depreciation)

Long Positions:
79	10 Year U.S. Treasury Notes	Mar 10	$9,389,274	$9,120,797	$(268,477)
12	CAC 40 10 Euro	Mar 10	656,450	678,039	21,589
3	DAX Index	Mar 10	620,016	640,742	20,726
12	FTSE100 Index	Mar 10	1,012,340	1,039,185	26,845
26	Russell 2000	Mar 10	1,545,570	1,622,140	76,570
48	S&P 500	Mar 10	13,090,200	13,328,400	238,200
10	Topix Index	Mar 10	959,790	971,171	11,381

					$126,834

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Affiliated Mutual Funds	$4,610,328,066	$—	$—
U.S. Treasury Obligation	—	1,798,466	—

	$4,610,328,066	$1,798,466	$—
Other Financial Instruments*	126,834	—	—

Total	$4,610,454,900	$1,798,466	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Investment Type

Core Bonds	29.6%
Large/Mid-Cap Value	28.1
Large/Mid-Cap Growth	14.8
Global Bonds	8.0
International Growth	6.2
International Value	6.1
Emerging Markets	1.4
Small-Cap Value	1.3
Small-Cap Growth	1.2
Money Market	1.2
High Yield	1.1
Sector	1.0

100.0
Other assets in excess of liabilities	— *

100.0%

*	Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Interest rate contracts	—	$—	Due to broker-variation margin	$268,477 *
Equity contracts	Due to broker-variation margin	395,311 *	—	—

Total		$395,311		$268,477

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$497,466
Equity contracts	3,834,002

Total	$4,331,468

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(793,211)
Equity contracts	(163,674)

Total	$(956,885)

For the year ended December 31, 2009, the Portfolio’s average value at trade date for futures long position was $24,395,281.

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Affiliated investments (cost $4,318,652,882)	$4,610,328,066
Unaffiliated investments (cost $1,798,706)	1,798,466
Cash	434,044
Foreign currency, at value (cost $116)	115
Receivable for fund share sold	3,600,818
Dividends and interest receivable	7,003
Prepaid expenses	32,265

Total Assets	4,616,200,777

LIABILITIES:
Payable for investments purchased	3,224,153
Accrued expenses and other liabilities	197,233
Due to broker-variation margin	181,496
Advisory fees payable	120,155
Affiliated transfer agent fee payable	1,221
Payable for fund share repurchased	1,215
Deferred trustees’ fees	803

Total Liabilities	3,726,276

NET ASSETS	$4,612,474,501

Net assets were comprised of:
Paid-in capital	$4,660,864,790
Retained earnings	(48,390,289)

Net assets, December 31, 2009	$4,612,474,501

Net asset value and redemption price per share, $4,612,474,501 / 462,287,024 outstanding shares of beneficial interest	$9.98

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Affiliated dividend income	$48,482,139
Unaffiliated interest income	3,767

48,485,906

EXPENSES
Advisory fees	3,507,121
Custodian and accounting fees	318,000
Insurance expenses	32,000
Commitment fee on syndicated credit agreement	21,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	12,000
Trustees’ fees	7,000
Legal fees and expenses	5,000
Loan interest expense (Note 7)	6
Miscellaneous	9,164

Total expenses	3,943,291

NET INVESTMENT INCOME	44,542,615

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated ($212,960,382))	(212,958,225)
Net capital gain distribution received (including affiliated $47,879,730)	47,879,730
Futures transactions	4,331,468
Foreign currency transactions	(34,762)

(160,781,789)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $619,379,499)	619,379,540
Futures	(956,885)
Foreign currencies	(1)

618,422,654

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	457,640,865

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$502,183,480

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$44,542,615	$32,481,523
Net realized loss on investment and foreign currency transactions	(160,781,789)	(223,821,973)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	618,422,654	(358,811,449)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	502,183,480	(550,151,899)

DISTRIBUTIONS	(32,612,442)	(80,094,217)

FUND SHARE TRANSACTIONS:
Fund share sold [234,679,253 and 120,974,556 shares, respectively]	2,095,179,675	1,187,786,195
Fund share issued in reinvestment of distributions [3,722,881 and 7,281,292 shares, respectively]	32,612,442	80,094,217
Net asset value of shares issued in merger [92,494,613 and 0 shares, respectively] (Note 10)	915,783,082	—
Fund share repurchased [32,091,632 and 99,275,799 shares, respectively]	(245,328,342)	(915,191,688)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,798,246,857	352,688,724

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,267,817,895	(277,557,392)
NET ASSETS:
Beginning of year	1,344,656,606	1,622,213,998

End of year	$4,612,474,501	$1,344,656,606

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.1%
AFFILIATED MUTUAL FUNDS		Value
	Shares	(Note 2)

AST DeAM Large-Cap Value Portfolio	52,888,568	$411,473,060
AST Federated Aggressive Growth Portfolio	6,442,380	45,032,235
AST Goldman Sachs Mid-Cap Growth Portfolio*	11,401,777	51,764,069
AST High Yield Portfolio	6,985,765	47,922,351
AST International Growth Portfolio	43,866,057	443,485,836
AST International Value Portfolio	30,569,036	435,608,759
AST Jennison Large-Cap Growth Portfolio	14,918,119	162,159,949
AST Jennison Large-Cap Value Portfolio	12,918,067	136,285,605
AST Large-Cap Value Portfolio	67,832,201	807,203,188
AST Marsico Capital Growth Portfolio	39,648,492	645,080,968
AST MFS Growth Portfolio	75,762,207	647,766,868
AST Mid-Cap Value Portfolio	4,370,658	42,439,088
AST Money Market Portfolio	29,330,677	29,330,677
AST Neuberger Berman Mid-Cap Growth Portfolio*	3,140,200	52,127,315
AST Parametric Emerging Markets Equity Portfolio	12,664,445	103,088,581
AST PIMCO Total Return Bond Portfolio	92,136,609	1,077,998,328
AST Small-Cap Growth Portfolio	3,039,116	45,556,344
AST Small-Cap Value Portfolio	8,493,752	91,817,459
AST T. Rowe Price Global Bond Portfolio	70,769	765,722
AST T. Rowe Price Large-Cap Growth Portfolio*	15,310,610	163,670,426
AST T. Rowe Price Natural Resources Portfolio	4,034,522	76,010,397
AST Western Asset Core Plus Bond Portfolio	26,841,356	267,876,731

TOTAL LONG-TERM INVESTMENTS(w)
(cost $5,671,041,550)		5,784,463,956

SHORT-TERM INVESTMENTS — 0.9%
AFFILIATED MONEY MARKET MUTUAL FUND — 0.8%
Dryden Core Investment Fund – Taxable Money Market Series(w) (cost $44,801,001)	44,801,001	44,801,001

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill(k)(n)
(cost $3,497,483)
0.157%	06/17/10	$3,500	3,497,018

TOTAL SHORT-TERM INVESTMENTS
(cost $48,298,484)			48,298,019

TOTAL INVESTMENTS — 100.0%
(cost $5,719,340,034)			5,832,761,975
Other assets in excess of liabilities(x)			498,569

NET ASSETS — 100.0%			$5,833,260,544

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rate shown is the effective yield at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.
(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on futures contracts as follows:

Futures contracts open at December 31, 2009:

Number			Value at	Value at	Unrealized
of		Expiration	Trade	December 31,	Appreciation
Contracts	Type	Date	Date	2009	(Depreciation)

Long Positions:
71	10 Year U.S. Treasury Notes	Mar 10	$8,438,461	$8,197,172	$(241,289)
37	CAC 40 10 Euro	Jan 10	2,024,055	2,090,622	66,567
7	DAX Index	Mar 10	1,446,705	1,495,065	48,360
25	FTSE100 Index	Mar 10	2,109,042	2,164,968	55,926
55	Russell 2000	Mar 10	3,269,475	3,431,450	161,975
93	S &P 500	Mar 10	25,362,263	25,823,775	461,513
18	Topix Index	Mar 10	1,727,621	1,748,108	20,486

					$573,538

SEE NOTES TO FINANCIAL STATEMENTS.
A101

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Affiliated Mutual Funds	$5,829,264,957	$—	$—
U.S. Treasury Obligation	—	3,497,018	—

	$5,829,264,957	$3,497,018	$—
Other Financial Instruments*	573,538	—	—

Total	$5,829,838,495	$3,497,018	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Investment Type
Large/Mid-Cap Value	34.9%
Core Bonds	18.5
Large/Mid-Cap Growth	18.4
International Growth	7.6
International Value	7.5
Global Bonds	4.6
Emerging Markets	1.8
Small-Cap Value	1.6
Small-Cap Growth	1.6
Sector	1.3
Money Market	1.3
High Yield	0.8
U.S. Treasury Obligations	0.1

100.0
Other assets in excess of liabilities	— *

100.0%

* Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.
A102

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Interest rate contracts	—	$—	Due to broker-variation margin	$241,289 *
Equity contracts	Due to broker-variation margin	814,827 *	—	—

Total		$814,827		$241,289

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$655,247
Equity contracts	10,642,170

Total	$11,297,417

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(972,960)
Equity contracts	(940,725)

Total	$(1,913,685)

For the year ended December 31, 2009, the Portfolio’s average value at trade date for futures long position was $52,424,514.

SEE NOTES TO FINANCIAL STATEMENTS.
A103

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Affiliated investments (cost $5,715,842,551)	$5,829,264,957
Unaffiliated investments (cost $3,497,483)	3,497,018
Cash	484,156
Foreign currency, at value (cost $196)	193
Receivable for fund share sold	5,740,835
Dividends and interest receivable	9,374
Prepaid expenses	38,398

Total Assets	5,839,034,931

LIABILITIES:
Payable for investments purchased	5,140,382
Due to broker-variation margin	321,146
Advisory fees payable	251,235
Accrued expenses and other liabilities	59,678
Payable for fund share repurchased	1,034
Affiliated transfer agent fee payable	912

Total Liabilities	5,774,387

NET ASSETS	$5,833,260,544

Net assets were comprised of:
Paid-in capital	$6,666,118,015
Retained earnings	(832,857,471)

Net assets, December 31, 2009	$5,833,260,544

Net asset value and redemption price per share, $5,833,260,544 / 625,776,851 outstanding shares of beneficial interest	$9.32

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Affiliated dividend income	$76,267,891
Unaffiliated interest income	10,587

76,278,478

EXPENSES
Advisory fees	6,063,869
Custodian and accounting fees	545,000
Insurance expenses	80,000
Commitment fee on syndicated credit agreement	27,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	13,000
Trustees’ fees	7,000
Legal fees and expenses	6,000
Miscellaneous	12,378

Total expenses	6,786,247

NET INVESTMENT INCOME	69,492,231

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $(529,360,911))	(529,352,097)
Net capital gain distribution received (including affiliated $62,278,381)	62,278,381
Futures transactions	11,297,417
Foreign currency transactions	(111,266)

(455,887,565)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $1,350,852,431)	1,350,852,798
Futures	(1,913,685)
Foreign currencies	(3)

1,348,939,110

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	893,051,545

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$962,543,776

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$69,492,231	$76,493,554
Net realized loss on investment and foreign currency transactions	(455,887,565)	(560,296,802)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,348,939,110	(1,586,045,001)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	962,543,776	(2,069,848,249)

DISTRIBUTIONS	(76,654,365)	(379,826,563)

FUND SHARE TRANSACTIONS:
Fund share sold [264,582,588 and 166,015,776 shares, respectively]	2,177,430,789	1,659,760,073
Fund share issued in reinvestment of distributions [9,498,682 and 34,846,474 shares, respectively]	76,654,365	379,826,563
Fund share repurchased [49,434,538 and 347,503,079 shares, respectively]	(352,101,345)	(3,360,207,613)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,901,983,809	(1,320,620,977)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,787,873,220	(3,770,295,789)
NET ASSETS:
Beginning of year	3,045,387,324	6,815,683,113

End of year	$5,833,260,544	$3,045,387,324

SEE NOTES TO FINANCIAL STATEMENTS.
A104

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.9%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 90.0%
AST DeAM Large-Cap Value Portfolio	4,149,352	$32,281,961
AST Federated Aggressive Growth Portfolio	2,952,687	20,639,280
AST Goldman Sachs Mid-Cap Growth Portfolio*	924,138	4,195,586
AST International Growth Portfolio	8,883,537	89,812,557
AST International Value Portfolio	2,108,313	30,043,465
AST Jennison Large-Cap Growth Portfolio	1,188,255	12,916,329
AST Jennison Large-Cap Value Portfolio	1,042,839	11,001,953
AST Large-Cap Value Portfolio	5,422,919	64,532,741
AST Marsico Capital Growth Portfolio	3,111,491	50,623,961
AST MFS Growth Portfolio	5,991,325	51,225,830
AST Mid-Cap Value Portfolio	351,372	3,411,820
AST Money Market Portfolio	26,795,291	26,795,291
AST Neuberger Berman Mid-Cap Growth Portfolio*	248,354	4,122,673
AST PIMCO Total Return Bond Portfolio	7,370,912	86,239,667
AST Small-Cap Growth Portfolio	1,395,805	20,923,115
AST T. Rowe Price Large-Cap Growth Portfolio*	1,216,111	13,000,230
AST Western Asset Core Plus Bond Portfolio	2,138,117	21,338,406

TOTAL AFFILIATED MUTUAL FUNDS
(cost $492,646,966)(w)		543,104,865

COMMON STOCKS — 9.9%

Exchange Traded Funds
Energy Select Sector SPDR Fund	211,300	12,046,213
iShare Dow Jones U.S. Healthcare Sector Index Fund	16,900	1,078,560
iShares Dow Jones U.S. Basic Material Sector Index Fund	200,925	12,037,417
iShares MSCI Emerging Markets Index Fund	279,830	11,612,945
iShares S&P Global Technology Sector Index Fund	107,491	6,020,581
PowerShares DB US Dollar Index Bullish Fund*	263,160	6,073,733
Vanguard Health Care	201,763	10,933,537

TOTAL COMMON STOCKS
(cost $53,721,124)		59,802,986

TOTAL INVESTMENTS — 99.9%
(cost $546,368,090)		602,907,851
Other assets in excess of liabilities — 0.1%		769,023

NET ASSETS — 100.0%		$603,676,874

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$59,802,986	$—	$—
Affiliated Mutual Funds	543,104,865	—	—

	$602,907,851	$—	$—
Other Financial Instruments*	—	—	—

Total	$602,907,851	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.
A105

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Investment Type
Large/Mid-Cap Growth	22.6%
Large/Mid-Cap Value	18.4
International Growth	14.9
Core Bonds	14.3
Exchange Traded Funds	9.9
Small-Cap Growth	6.9
International Value	5.0
Money Market	4.4
Global Bonds	3.5

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A106

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Affiliated investments (cost $492,646,966)	$543,104,865
Unaffiliated investments (cost $53,721,124)	59,802,986
Cash	44,997
Receivable for fund share sold	2,380,838
Dividends receivable	3,445
Prepaid expenses	2,083

Total Assets	605,339,214

LIABILITIES:
Payable for investments purchased	1,549,977
Advisory fees payable	59,402
Accrued expenses and other liabilities	51,400
Affiliated transfer agent fee payable	912
Payable for fund share repurchased	649

Total Liabilities	1,662,340

NET ASSETS	$603,676,874

Net assets were comprised of:
Paid-in capital	$572,459,139
Retained earnings	31,217,735

Net assets, December 31, 2009	$603,676,874

Net asset value and redemption price per share, $603,676,874 / 64,211,809 outstanding shares of beneficial interest	$9.40

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Affiliated dividend income	$3,024,024
Unaffiliated dividend income	670,586

3,694,610

EXPENSES
Advisory fees	777,631
Custodian and accounting fees	64,000
Audit fee	26,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	13,000
Trustees’ fees	7,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Loan interest expense (Note 7)	1,134
Miscellaneous	9,499

Total expenses	923,264
Less: advisory fee waiver and/or expense reimbursement	(116,655)

Net expenses	806,609

NET INVESTMENT INCOME	2,888,001

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated $(3,995,765))	(2,655,786)
Net capital gain distribution received (including affiliated $1,775,309)	1,775,309

(880,477)

Net change in unrealized appreciation (depreciation) on investments (including affiliated $57,262,260)	64,421,583

NET GAIN ON INVESTMENTS	63,541,106

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,429,107

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,888,001	$992,365
Net realized loss on investment transactions	(880,477)	(27,323,767)
Net change in unrealized appreciation (depreciation) on investments	64,421,583	(7,679,352)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	66,429,107	(34,010,754)

DISTRIBUTIONS	(998,148)	(257,375)

FUND SHARE TRANSACTIONS:
Fund share sold [58,688,452 and 20,894,617 shares, respectively]	494,458,012	198,682,946
Fund share issued in reinvestment of distributions [122,023 and 23,853 shares, respectively]	998,148	257,375
Fund share repurchased [4,448,385 and 12,243,523 shares, respectively]	(30,539,340)	(104,887,944)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	464,916,820	94,052,377

TOTAL INCREASE IN NET ASSETS	530,347,779	59,784,248
NET ASSETS:
Beginning of year	73,329,095	13,544,847

End of year	$603,676,874	$73,329,095

SEE NOTES TO FINANCIAL STATEMENTS.
A107

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 100.1%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 90.2%
AST DeAM Large-Cap Value Portfolio	3,995,250	$31,083,045
AST Federated Aggressive Growth Portfolio	3,682,476	25,740,509
AST Goldman Sachs Mid-Cap Growth Portfolio*	888,273	4,032,761
AST International Growth Portfolio	8,568,226	86,624,760
AST International Value Portfolio	3,064,437	43,668,228
AST Jennison Large-Cap Growth Portfolio	1,137,014	12,359,346
AST Jennison Large-Cap Value Portfolio	1,004,177	10,594,072
AST Large-Cap Value Portfolio	5,221,178	62,132,018
AST Marsico Capital Growth Portfolio	2,993,463	48,703,645
AST MFS Growth Portfolio	5,758,010	49,230,987
AST Mid-Cap Value Portfolio	338,359	3,285,469
AST Money Market Portfolio	114,105,659	114,105,659
AST Neuberger Berman Mid-Cap Growth Portfolio*	238,632	3,961,287
AST PIMCO Total Return Bond Portfolio	17,628,517	206,253,648
AST Small-Cap Growth Portfolio	1,739,278	26,071,775
AST T. Rowe Price Large-Cap Growth Portfolio*	1,168,973	12,496,320
AST Western Asset Core Plus Bond Portfolio	5,085,456	50,752,852

TOTAL AFFILIATED MUTUAL FUNDS(w)
(cost $730,759,580)		791,096,381

COMMON STOCKS — 9.9%

Exchange Traded Funds
Energy Select Sector SPDR Fund	306,200	17,456,462
iShare Dow Jones U.S. Healthcare Sector Index Fund	23,000	1,467,862
iShares Dow Jones U.S. Basic Material Sector Index Fund	293,200	17,565,612
iShares MSCI Emerging Markets Index Fund	407,131	16,895,937
iShares S&P Global Technology Sector Index Fund	156,835	8,784,344
PowerShares DB US Dollar Index Bullish Fund*	381,800	8,811,944
Vanguard Health Care	295,926	16,036,230

TOTAL COMMON STOCKS
(cost $76,964,584)		87,018,391

TOTAL INVESTMENTS — 100.1%
(cost $807,724,164)		878,114,772
Liabilities in excess of other assets — (0.1)%		(676,985)

NET ASSETS — 100.0%
		$877,437,787

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$87,018,391	$—	$—
Affiliated Mutual Funds	791,096,381	—	—

	$878,114,772	$—	$—
Other Financial Instruments*	—	—	—

Total	$878,114,772	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Investment Type
Core Bonds	23.5%
Large/Mid-Cap Value	17.8
Money Market	13.0
Exchange Traded Funds	9.9
International Growth	9.9
Large/Mid-Cap Growth	9.3
Small-Cap Growth	5.9
Global Bonds	5.8
International Value	5.0

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Affiliated investments (cost $730,759,580)	$791,096,381
Unaffiliated investments (cost $76,964,584)	87,018,391
Receivable for fund share sold	2,109,491
Dividends receivable	5,009
Prepaid expenses	3,507

Total Assets	880,232,779

LIABILITIES:
Payable for investments purchased	2,591,663
Advisory fees payable	86,117
Payable to custodian	68,699
Accrued expenses and other liabilities	47,518
Affiliated transfer agent fee payable	912
Payable for fund share repurchased	83

Total Liabilities	2,794,992

NET ASSETS	$877,437,787

Net assets were comprised of:
Paid-in capital	$822,049,890
Retained earnings	55,387,897

Net assets, December 31, 2009	$877,437,787

Net asset value and redemption price per share, $877,437,787 / 98,088,514 outstanding shares of beneficial interest	$8.95

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Affiliated dividend income	$6,730,325
Unaffiliated dividend income	1,036,513

7,766,838

EXPENSES
Advisory fees	1,235,177
Custodian and accounting fees	80,000
Audit fee	26,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	9,000
Trustees’ fees	7,000
Commitment fee on syndicated credit agreement	6,000
Legal fees and expenses	6,000
Insurance expenses	3,000
Loan interest expense (Note 7)	2,072
Miscellaneous	5,138

Total expenses	1,393,387
Less: advisory fee waiver and/or expense reimbursement	(261,726)

Net expenses	1,131,661

NET INVESTMENT INCOME	6,635,177

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated $(5,493,330))	(2,912,339)
Net capital gain distribution received (including affiliated $6,331,377)	6,331,377

3,419,038

Net change in unrealized appreciation (depreciation) on investments (including affiliated $68,570,419)	80,213,934

NET GAIN ON INVESTMENTS	83,632,972

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,268,149

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$6,635,177	$1,179,892
Net realized gain (loss) on investment transactions	3,419,038	(25,050,498)
Net change in unrealized appreciation (depreciation) on investments	80,213,934	(9,749,941)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	90,268,149	(33,620,547)

DISTRIBUTIONS	(1,186,320)	(97,543)

FUND SHARE TRANSACTIONS:
Fund share sold [85,863,212 and 31,617,283 shares, respectively]	695,901,685	266,733,368
Fund share issued in reinvestment of distributions [149,222 and 10,098 shares, respectively]	1,186,320	97,543
Fund share repurchased [7,309,981 and 13,026,708 shares, respectively]	(49,771,930)	(99,975,088)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	647,316,075	166,855,823

TOTAL INCREASE IN NET ASSETS	736,397,904	133,137,733
NET ASSETS:
Beginning of year	141,039,883	7,902,150

End of year	$877,437,787	$141,039,883

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST DeAM LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCKS — 97.4%		Value
	Shares	(Note 2)

Aerospace — 3.5%
General Dynamics Corp.	56,800	$3,872,056
Northrop Grumman Corp.	374,200	20,899,070
Raytheon Co.	330,500	17,027,360

		41,798,486

Agriculture — 1.6%
Archer-Daniels-Midland Co.	606,100	18,976,991

Automobile Manufacturers — 1.7%
Ford Motor Co.*(a)	1,736,600	17,366,000
Oshkosh Corp.	79,600	2,947,588

		20,313,588

Banks — 0.8%
Huntington Bancshares, Inc.	712,800	2,601,720
PNC Financial Services Group, Inc.(a)	141,100	7,448,669

		10,050,389

Chemicals — 1.3%
Cabot Corp.	74,100	1,943,643
E.I. du Pont de Nemours & Co.	203,900	6,865,313
Huntsman Corp.	645,100	7,283,179

		16,092,135

Commercial Services — 1.7%
RR Donnelley & Sons Co.	620,400	13,816,308
SAIC, Inc.*	337,300	6,388,462

		20,204,770

Computer Services & Software — 0.8%
Computer Sciences Corp.*	173,900	10,004,467

Construction — 0.3%
NVR, Inc.*	4,790	3,404,301

Consumer Products & Services — 0.5%
Procter & Gamble Co. (The)	101,900	6,178,197

Containers & Packaging — 0.2%
Owens-Illinois, Inc.*	61,200	2,011,644

Distribution/Wholesale — 0.9%
Genuine Parts Co.	76,900	2,919,124
Ingram Micro, Inc. (Class A Stock)*	458,500	8,000,825

		10,919,949

Diversified Financial Services — 3.0%
Discover Financial Services	668,900	9,839,519
Franklin Resources, Inc.	163,100	17,182,585
Goldman Sachs Group, Inc. (The)	58,200	9,826,488

		36,848,592

Diversified Machinery — 0.2%
Gardner Denver, Inc.	60,700	2,582,785

Diversified Manufacturing — 1.2%
ITT Corp.	288,900	14,369,886

Electric — 5.7%
AES Corp. (The)*	319,800	4,256,538
Exelon Corp.	490,700	23,980,509
FirstEnergy Corp.	378,900	17,599,905
MDU Resources Group, Inc.	107,600	2,539,360
NRG Energy, Inc.*(a)	662,560	15,643,042
Public Service Enterprise Group, Inc.	140,800	4,681,600

		68,700,954

Electronic Components & Equipment — 3.8%
Arrow Electronics, Inc.*	410,600	12,157,866
Avnet, Inc.*	431,900	13,026,104
General Electric Co.	1,365,800	20,664,554

		45,848,524

Electronics — 1.2%
Jabil Circuit, Inc.	839,600	14,583,852

Engineering & Construction — 0.1%
URS Corp.*	34,000	1,513,680

Financial – Bank & Trust — 8.6%
Bank of America Corp.(a)	1,953,200	29,415,192
Capital One Financial Corp.	484,400	18,571,896
Citigroup, Inc.	4,216,400	13,956,284
Commerce Bancshares, Inc.	80,110	3,101,859
KeyCorp.	1,444,400	8,016,420
Marshall & Ilsley Corp.	1,319,300	7,190,185
Regions Financial Corp.	908,100	4,803,849
SunTrust Banks, Inc.	294,400	5,973,376
Wells Fargo & Co.	479,400	12,939,006

		103,968,067

Financial Services — 2.1%
Bank of New York Mellon Corp. (The)	136,500	3,817,905
JPMorgan Chase & Co.	523,884	21,830,246

		25,648,151

Food — 2.8%
Campbell Soup Co.	503,000	17,001,400
Sara Lee Corp.	696,200	8,479,716
SUPERVALU, Inc.(a)	580,600	7,379,426
Tyson Foods, Inc. (Class A Stock)	50,000	613,500

		33,474,042

Gas — 0.1%
National Fuel Gas Co.	20,100	1,005,000

Healthcare Products — 0.6%
Johnson & Johnson	116,700	7,516,647

Healthcare Services — 2.3%
Coventry Health Care, Inc.*	752,000	18,266,080
UnitedHealth Group, Inc.	308,000	9,387,840

		27,653,920

Household Products/Wares — 1.4%
Kimberly-Clark Corp.	274,100	17,462,911

Housewares — 0.1%
Newell Rubbermaid, Inc.	56,000	840,560

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Insurance — 3.7%
Allied World Assurance Co. Holdings Ltd. (Bermuda)	71,200	$3,280,184
Allstate Corp. (The)	669,100	20,099,764
Aon Corp.	83,000	3,182,220
Assurant, Inc.	125,200	3,690,896
Chubb Corp.	175,700	8,640,926
Loews Corp.	161,800	5,881,430

		44,775,420

Internet — 0.5%
AOL, Inc.*	40,033	931,968
Liberty Media Holding Corp. – Interactive (Class A Stock)*	521,100	5,648,724

		6,580,692

Iron & Steel — 0.4%
Reliance Steel & Aluminum Co.	98,200	4,244,204

Media — 4.9%
Comcast Corp. (Class A Stock)	650,100	10,960,686
DISH Network Corp. (Class A Stock)	295,500	6,137,535
Scripps Networks Interactive, Inc. (Class A Stock)	232,300	9,640,450
Time Warner Cable, Inc.(a)	481,543	19,931,065
Time Warner, Inc.	440,366	12,832,265

		59,502,001

Metal Fabricate/Hardware — 0.5%
Timken Co.	274,900	6,517,879

Metals & Mining — 0.3%
Cliffs Natural Resources, Inc.(a)	79,300	3,654,937

Oil & Gas — 13.9%
Anadarko Petroleum Corp.	147,400	9,200,708
Chevron Corp.	211,800	16,306,482
ConocoPhillips	607,300	31,014,811
Devon Energy Corp.	313,100	23,012,850
Encore Acquisition Co.*	212,600	10,209,052
Exxon Mobil Corp.	550,400	37,531,776
Forest Oil Corp.*	190,800	4,245,300
Marathon Oil Corp.	330,500	10,318,210
Murphy Oil Corp.	125,900	6,823,780
Newfield Exploration Co.*	250,300	12,071,969
Rowan Cos., Inc.*	337,700	7,645,528

		168,380,466

Oil & Gas Services — 2.0%
Helix Energy Solutions Group, Inc.*	324,200	3,809,350
National Oilwell Varco, Inc.	177,500	7,825,975
Oil States International, Inc.*	161,100	6,329,619
Schlumberger Ltd. (Netherlands)	101,800	6,626,162

		24,591,106

Paper & Forest Products — 2.0%
International Paper Co.	785,600	21,038,368
Rayonier, Inc.	68,300	2,879,528

		23,917,896

Pharmaceuticals — 7.6%
AmerisourceBergen Corp.	105,200	2,742,564
Cardinal Health, Inc.	179,300	5,780,632
Eli Lilly & Co.	380,600	13,591,226
Endo Pharmaceuticals Holdings, Inc.*	13,700	280,987
Forest Laboratories, Inc.*	247,300	7,940,803
McKesson Corp.	298,200	18,637,500
Pfizer, Inc.	2,352,400	42,790,156

		91,763,868

Pipelines — 1.5%
El Paso Corp.	188,000	1,848,040
Williams Cos., Inc. (The)	749,000	15,788,920

		17,636,960

Real Estate Investment Trusts — 2.2%
AMB Property Corp.(a)	33,600	858,480
Annaly Capital Management, Inc.	229,500	3,981,825
Apartment Investment & Management Co. (Class A Stock)(a)	36,660	583,627
AvalonBay Communities, Inc.(a)	41,624	3,417,747
Boston Properties, Inc.(a)	48,100	3,226,067
Equity Residential	65,900	2,226,102
HCP, Inc.	82,000	2,504,280
Hospitality Properties Trust(a)	55,900	1,325,389
Host Hotels & Resorts, Inc.*(a)	201,335	2,349,579
Kimco Realty Corp.(a)	54,000	730,620
ProLogis	53,500	732,415
Realty Income Corp.(a)	16,600	430,106
Vornado Realty Trust(a)	66,484	4,649,891

		27,016,128

Retail — 2.2%
Gap, Inc. (The)	611,900	12,819,305
Home Depot, Inc. (The)	264,800	7,660,664
Macy’s, Inc.	380,200	6,372,152

		26,852,121

Semiconductors — 0.8%
Intel Corp.	451,300	9,206,520

Telecommunications — 6.4%
AT&T, Inc.	1,908,900	53,506,467
Harris Corp.	56,600	2,691,330
Qwest Communications International, Inc.	2,148,500	9,045,185
Verizon Communications, Inc.	368,100	12,195,153

		77,438,135

Transportation — 1.6%
Con-way, Inc.	277,700	9,694,507
FedEx Corp.	44,000	3,671,800
Ryder System, Inc.	159,500	6,566,615

		19,932,922

Utilities — 0.4%
Edison International	139,800	4,862,244

TOTAL COMMON STOCKS
(cost $1,059,881,271)		1,178,845,987

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATION
Retail
Ames Department Stores, Inc.,
Sr. Notes(g)(i)
(cost $12,750)
10.00%	04/15/17	NR	$40	$4

TOTAL LONG-TERM INVESTMENTS
(cost $1,059,894,021)				1,178,845,991

SHORT-TERM INVESTMENTS — 7.9%
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bills(k)(n)
(cost $3,656,073)
0.04%	03/18/10		3,657	3,656,631

	Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 7.6%
Dryden Core Investment Fund – Taxable Money Market Series (cost $91,410,923; includes $68,092,441 of cash collateral for securities on loan)(b)(w) (Note 4)	91,410,923	91,410,923

TOTAL SHORT-TERM INVESTMENTS
(cost $95,066,996)		95,067,554

TOTAL INVESTMENTS — 105.3%
(cost $1,154,961,017)		1,273,913,545
Liabilities in excess of other assets(x) — (5.3)%		(63,581,046)

NET ASSETS — 100.0%
		$1,210,332,499

The following abbreviation is used in the Portfolio descriptions:

NR	Not Rated by Moody’s or Standard & Poor’s
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $65,221,169; cash collateral of $68,092,441 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rate shown is the effective yield at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes net unrealized depreciation on futures contract as follows:

Futures contracts open at December 31, 2009:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2009	(Depreciation)

Long Positions:
508	S&P 500 E-mini	Mar 10	$28,248,325	$28,211,780	$(36,545)

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$1,178,845,987	$—	$—
Corporate Obligation	—	—	4
U.S. Treasury Obligation	—	3,656,631	—
Affiliated Money Market Mutual Fund	91,410,923	—	—

	$1,270,256,910	$3,656,631	$4
Other Financial Instruments*	(36,545)	—	—

Total	$1,270,220,365	$3,656,631	$4

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds

Balance as of 12/31/08	$4
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/09	$4

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Oil & Gas	13.9%
Financial – Bank & Trust	8.6
Pharmaceuticals	7.6
Affiliated Money Market Mutual Fund (5.6% represents investments purchased with collateral from securities on loan)	7.6
Telecommunications	6.4
Electric	5.7
Media	4.9
Electronic Components & Equipment	3.8
Insurance	3.7
Aerospace	3.5
Diversified Financial Services	3.0
Food	2.8
Healthcare Services	2.3
Real Estate Investment Trusts	2.2
Retail	2.2
Financial Services	2.1
Oil & Gas Services	2.0
Paper & Forest Products	2.0
Automobile Manufacturers	1.7
Commercial Services	1.7
Transportation	1.6
Agriculture	1.6
Pipelines	1.5
Household Products/Wares	1.4
Chemicals	1.3
Electronics	1.2
Diversified Manufacturing	1.2
Distribution/Wholesale	0.9
Banks	0.8
Computer Services & Software	0.8
Semiconductors	0.8
Healthcare Products	0.6
Internet	0.5
Metal Fabricate/Hardware	0.5
Consumer Products & Services	0.5
Utilities	0.4
Iron & Steel	0.4
U.S. Treasury Obligations	0.3
Metals & Mining	0.3
Construction	0.3
Diversified Machinery	0.2
Containers & Packaging	0.2
Engineering & Construction	0.1
Gas	0.1
Housewares	0.1

105.3
Liabilities in excess of other assets	(5.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Equity contracts	—	$—	Due to broker-variation margin	$36,545 *

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$7,803,203

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(749,019)

For the year ended December 31, 2009, the Portfolio’s average value at trade date for futures long position was $42,435,019.

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $65,221,169:
Unaffiliated investments (cost $1,063,550,094)	$1,182,502,622
Affiliated investments (cost $91,410,923)	91,410,923
Cash	2,158,272
Receivable for fund share sold	1,592,250
Dividends and interest receivable	1,441,552
Prepaid expenses	10,614

Total Assets	1,279,116,233

LIABILITIES:
Payable to broker for collateral for securities on loan	68,092,441
Due to broker-variation margin	285,998
Advisory fees payable	242,741
Payable for fund share repurchased	88,785
Accrued expenses and other liabilities	66,942
Shareholder servicing fees payable	5,915
Affiliated transfer agent fee payable	912

Total Liabilities	68,783,734

NET ASSETS	$1,210,332,499

Net assets were comprised of:
Paid-in capital	$1,234,107,374
Retained earnings	(23,774,875)

Net assets, December 31, 2009	$1,210,332,499

Net asset value and redemption price per share, $1,210,332,499 / 155,579,220 outstanding shares of beneficial interest	$7.78

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income	$24,723,326
Affiliated income from securities lending, net	874,775
Affiliated dividend income	234,663
Unaffiliated interest income	12,636

25,845,400

EXPENSES
Advisory fees	7,857,697
Shareholder servicing fees and expenses	924,435
Custodian and accounting fees	166,000
Trustees’ fees	19,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	11,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	9,000
Insurance expenses	9,000
Loan interest expense (Note 7)	877
Miscellaneous	11,659

Total expenses	9,049,668
Less: shareholder servicing fee waiver	(72,641)

Net expenses	8,977,027

NET INVESTMENT INCOME	16,868,373

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realize gain (loss) on:
Investment transactions	(13,665,286)
Futures transactions	7,803,203

(5,862,083)

Net change in unrealized appreciation (depreciation) on:
Investments	212,949,585
Futures	(749,019)

212,200,566

NET GAIN ON INVESTMENTS	206,338,483

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$223,206,856

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$16,868,373	$8,528,479
Net realized loss on investment transactions	(5,862,083)	(153,480,426)
Net change in unrealized appreciation (depreciation) on investments	212,200,566	(87,784,460)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	223,206,856	(232,736,407)

DISTRIBUTIONS	(8,556,211)	(40,963,750)

FUND SHARE TRANSACTIONS:
Fund share sold [132,242,041 and 106,618,933 shares, respectively]	869,235,930	897,004,821
Fund share issued in reinvestment of distributions [1,296,396 and 4,192,810 shares, respectively]	8,556,211	40,963,750
Fund share repurchased [65,011,043 and 48,407,539 shares, respectively]	(459,993,717)	(395,999,960)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	417,798,424	541,968,611

TOTAL INCREASE IN NET ASSETS	632,449,069	268,268,454
NET ASSETS:
Beginning of year	577,883,430	309,614,976

End of year	$1,210,332,499	$577,883,430

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 93.9%
COMMON STOCKS — 90.3%		Value
	Shares	(Note 2)

Advertising — 0.5%
National CineMedia, Inc.	116,293	$1,926,975

Aerospace — 0.9%
Innovative Solutions and Support, Inc.*	610,015	2,799,969
Moog, Inc. (Class A Stock)*	39,100	1,142,893

		3,942,862

Airlines — 3.5%
AirTran Holdings, Inc.*(a)	1,450,000	7,569,000
JetBlue Airways Corp.*(a)	1,258,000	6,856,100

		14,425,100

Automobile Manufacturers — 1.6%
Copart, Inc.*(a)	38,191	1,398,936
Piaggio & Co., SpA, 144A (Italy)	1,884,647	5,398,684

		6,797,620

Automotive Parts — 1.3%
CLARCOR, Inc.	170,000	5,514,800

Biotechnology — 2.7%
Anadys Pharmaceuticals, Inc.*	205,000	432,550
Epigenomics AG (Germany)*	100,500	504,979
Human Genome Sciences, Inc.*(a)	61,800	1,891,080
OSI Pharmaceuticals, Inc.*	86,951	2,698,090
Qiagen NV (Netherlands)*	53,795	1,211,490
Repligen Corp.*	159,300	654,723
Talecris Biotherapeutics Holdings Corp.*	163,325	3,637,248

		11,030,160

Building & Construction — 0.8%
Multiplan Empreendimentos Imobiliarios SA (Brazil)	43,300	807,056
Thor Industries, Inc.	76,000	2,386,400

		3,193,456

Building Materials — 1.6%
Owens Corning*(a)	181,900	4,663,916
Simpson Manufacturing Co., Inc.	69,100	1,858,099

		6,522,015

Business Services — 4.9%
ChinaCast Education Corp.*	254,555	1,924,436
CoStar Group, Inc.*(a)	47,664	1,990,925
Ctrip.com International Ltd., ADR (Cayman Islands)*(a)	49,000	3,521,140
Kenexa Corp.*	239,950	3,131,348
Onvia, Inc.*(a)	204,000	1,613,640
Transcend Services, Inc.*	149,700	3,197,592
Verisk Analytics, Inc. (Class A Stock)*	161,200	4,881,136

		20,260,217

Cable Television — 2.0%
Central European Media Enterprises Ltd. (Class A Stock) (Bermuda)*(a)	359,100	8,478,351

Chemicals — 0.6%
Huabao International Holdings Ltd. (Bermuda)	1,185,300	1,274,567
Kraton Performance Polymers, Inc.*	26,000	352,560
Yingde Gases (Cayman Islands)*	744,650	767,373

		2,394,500

Clothing & Apparel — 0.4%
Deckers Outdoor Corp.*	14,500	1,474,940

Commercial Services — 1.6%
Emergency Medical Services Corp. (Class A Stock)*	28,500	1,543,275
Iron Mountain, Inc.*(a)	31,500	716,940
KAR Auction Services, Inc.*	101,700	1,402,443
Lender Processing Services, Inc.	12,232	497,353
Lincoln Educational Services Corp.*(a)	29,850	646,850
SEB – Sistema Educacional Brasileiro SA (Brazil)	39,452	526,404
TNS, Inc.*	54,725	1,405,890

		6,739,155

Computer Hardware — 1.2%
CommVault Systems, Inc.*	211,900	5,019,911

Computer Services & Software — 5.4%
Compellent Technologies, Inc.*(a)	156,700	3,553,956
Fundtech Ltd. (Israel)*(a)	163,040	2,000,501
IHS, Inc. (Class A Stock)*(a)	39,248	2,151,183
Magma Design Automation, Inc.*(a)	20,544	47,456
Mantech International Corp. (Class A Stock)*	40,253	1,943,415
Netezza Corp.*(a)	279,678	2,712,876
Phoenix Technologies Ltd.*	685,400	1,884,850
RADWARE Ltd. (Israel)*	220,000	3,326,400
SMART Modular Technologies (WWH), Inc. (Cayman Islands)*	401,000	2,522,290
Telecity Group PLC (United Kingdom)*	117,644	725,146
Tier Technologies, Inc. (Class B Stock)*	210,900	1,687,200

		22,555,273

Construction — 3.5%
D.R. Horton, Inc.(a)	228,200	2,480,534
Lennar Corp. (Class A Stock)(a)	380,100	4,853,877
Meritage Homes Corp.*(a)	345,100	6,670,783
Sterling Construction Co., Inc.*	37,367	716,699

		14,721,893

Consumer Products & Services — 2.9%
Fuqi International, Inc.*(a)	191,000	3,428,450
Hypermarcas SA (Brazil)*	351,700	8,080,414
Vitamin Shoppe Industries, Inc.*	26,800	596,032

		12,104,896

Cosmetics & Toiletries — 0.2%
Bare Escentuals, Inc.*	80,868	989,016

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Diversified Operations — 0.2%
MAX India Ltd. (India)*	87,438	$415,352
RHJ International SA (Belgium)*	62,191	472,302

		887,654

Education — 0.4%
China Education Alliance, Inc.*	128,100	790,377
New Oriental Education & Technology Group, Inc., ADR (Cayman Islands)*	9,150	691,832

		1,482,209

Electric — 0.5%
ITC Holdings Corp.	38,350	1,997,651

Electrical Equipment — 0.9%
SatCon Technology Corp.*(a)	1,344,876	3,792,550

Electronic Components & Equipment — 1.3%
Rural Electrification Corp. Ltd. (India)	753,525	3,918,521
Spire Corp.*(a)	196,056	1,050,860
Vicor Corp.*	65,325	607,522

		5,576,903

Energy – Alternate Sources — 0.2%
China Integrated Energy, Inc.*(a)	103,000	725,120

Entertainment & Leisure — 0.7%
Orchard Enterprises, Inc.*	78,217	127,494
Penn National Gaming, Inc.*(a)	33,850	920,043
Universal Travel Group*	27,500	278,850
Winnebago Industries, Inc.*(a)	139,300	1,699,460

		3,025,847

Environmental Control — 1.0%
IESI-BFC Ltd. (Canada)	268,400	4,299,768

Financial – Bank & Trust — 0.6%
Redecard SA (Brazil)	140,521	2,340,671

Financial Services — 3.2%
Affiliated Managers Group, Inc.*(a)	43,900	2,956,665
CETIP SA – Balcao Organizado de Ativos e Derivativos (Brazil)	1,235,400	10,111,689
Hambrecht Asia Acquisition Corp. (Cayman Islands)*	30,100	270,900

		13,339,254

Food — 1.2%
American Lorain Corp.*	43,784	132,666
Lance, Inc.	182,100	4,789,230
QKL Stores, Inc.*	26,800	179,560

		5,101,456

Healthcare Products — 0.2%
Cepheid, Inc.*(a)	35,819	447,021
Orthovita, Inc.*	141,775	497,630
Solta Medical, Inc.*	9,610	19,509

		964,160

Healthcare Services — 1.3%
athenahealth, Inc.*(a)	46,027	2,082,262
Protalix BioTherapeutics, Inc.*(a)	175,000	1,158,500
Seattle Genetics, Inc.*	197,978	2,011,456

		5,252,218

Hotels & Motels — 0.7%
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*(a)	280,331	2,842,556

Industrial Products — 0.3%
Entropic Communications, Inc.*	365,024	1,120,624

Insurance — 1.7%
W.R. Berkely Corp.	150,700	3,713,248
Willis Group Holdings Ltd. (Bermuda)	123,600	3,260,568

		6,973,816

Internet Services — 2.7%
AboveNet, Inc.*(a)	34,700	2,256,888
Akamai Technologies, Inc.*	17,100	433,143
Cinedigm Digital Cinema Corp. (Class A Stock)*(a)	571,787	709,016
iPass, Inc.*	962,544	1,001,046
Monster Worldwide, Inc.*(a)	26,676	464,162
NaviSite, Inc.*	428,366	856,732
NIC, Inc.	76,569	699,841
Perfect World Co. Ltd., ADR (Cayman Islands)*(a)	46,100	1,818,184
Switch & Data Facilities Co., Inc.*	20,600	416,326
WebMediaBrands, Inc.*	611,616	550,454
Yoox SpA (Italy)*	295,700	2,212,759

		11,418,551

Machinery & Equipment — 0.1%
China Valves Technology, Inc.*	27,000	249,480

Manufacturing — 0.3%
STR Holdings, Inc.*	78,000	1,225,380

Media — 0.2%
Dolan Media Co.*	89,103	909,742

Medical Supplies & Equipment — 2.2%
AGA Medical Holdings, Inc.*(a)	39,900	589,323
Arena Pharmaceuticals, Inc.*(a)	118,000	418,900
Conceptus, Inc.*	505	9,474
Corcept Therapeutics, Inc., PIPE(g)	123,242	303,670
Endologix, Inc.*	145,500	768,240
Illumina, Inc.*(a)	60,700	1,860,455
Insulet Corp.*	48,900	698,292
LifeWatch AG (Switzerland)*	8,558	153,459
Masimo Corp.*(a)	42,000	1,277,640
Orthofix International NV (Netherlands)*	101,429	3,141,256
ThermoGenesis Corp.*	204,965	117,035

		9,337,744

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Metals & Mining — 1.3%
Commercial Metals Co.	147,075	$2,301,724
Thompson Creek Metals Co., Inc. (Canada)*(a)	254,422	2,981,826

		5,283,550

Oil, Gas & Consumable Fuels — 0.9%
SandRidge Energy, Inc.*	282,700	2,665,861
Vermilion Energy Trust (Canada)	38,600	1,196,550

		3,862,411

Paper & Forest Products — 0.3%
Nine Dragons Paper Holdings Ltd. (Bermuda)	846,703	1,350,549

Pharmaceuticals — 12.0%
Adaltis, Inc. (OTC), 144A (Canada)(g)	41,000	—
Adaltis, Inc. (TSX) (Canada)*(g)	172,400	—
Alkermes, Inc.*	329,000	3,095,890
Auxilium Pharmaceuticals, Inc.*(a)	181,700	5,447,366
BioMarin Pharmaceutical, Inc.*(a)	142,500	2,680,425
Catalyst Pharmaceutical Partners, Inc.*	660,000	415,800
Cubist Pharmaceuticals, Inc.*(a)	313,000	5,937,610
Dishman Pharmaceuticals & Chemicals Ltd. (India)	110,313	560,746
Dyax Corp.*(a)	636,156	2,156,569
Dynavax Technologies Corp.*(a)	312,688	444,017
Hikma Pharmaceuticals PLC (United Kingdom)	20,450	167,994
Isis Pharmaceuticals, Inc.*(a)	164,400	1,824,840
Mylan, Inc.*(a)	95,556	1,761,097
Neurocrine Biosciences, Inc.*	120,704	328,315
Orexigen Therapeutics, Inc.*(a)	116,214	864,632
Penwest Pharmaceuticals Co.*(a)	396,673	1,027,383
Pharmacyclics, Inc.*	174,900	549,186
Piramal Healthcare Ltd. (India)	86,388	687,519
Progenics Pharmaceuticals, Inc.*(a)	246,000	1,092,240
Regeneron Pharmaceuticals, Inc.*(a)	52,200	1,262,196
Rigel Pharmaceuticals, Inc.*	150,885	1,434,916
Savient Pharmaceuticals, Inc.*	127,400	1,733,914
Spectrum Pharmaceuticals, Inc.*(a)	398,810	1,770,716
SXC Health Solutions Corp. (Canada)*	50,495	2,724,205
Threshold Pharmaceuticals, Inc., PIPE	226,864	408,355
Tianyin Pharmaceutical Co., Inc.	34,000	142,800
Vical, Inc.*(a)	408,504	1,343,978
Vivus, Inc.*(a)	97,100	892,349
Warner Chilcott PLC (Class A Stock) (Ireland)*(a)	313,450	8,923,922

		49,678,980

Real Estate — 1.6%
BR Malls Participacoes SA (Brazil)*	82,111	1,014,007
Brasil Brokers Participacoes SA (Brazil)	455,012	1,693,554
China Housing & Land Development, Inc.*(a)	165,838	684,911
E-House China Holdings Ltd., ADR (Cayman Islands)*(a)	110,000	1,993,200
Xinyuan Real Estate Co. Ltd., ADR (Cayman Islands)*(a)	272,600	1,218,522

		6,604,194

Real Estate Investment Trusts — 1.0%
Colony Financial, Inc.	181,001	3,686,990
Government Properties Income Trust	19,354	444,755

		4,131,745

Restaurants — 0.8%
Chipotle Mexican Grill, Inc. (Class A Stock)*	23,971	2,113,283
Texas Roadhouse, Inc.*	99,565	1,118,115

		3,231,398

Retail & Merchandising — 4.5%
B2W Companhia Global Do Varejo, GDR, 144A (Brazil)*	11,672	640,113
Dick’s Sporting Goods, Inc.*(a)	224,500	5,583,315
Geox SpA (Italy)	169,828	1,174,006
hhgregg, Inc.*(a)	361,600	7,966,048
LJ International, Inc. (Virgin Islands)*	84,174	206,226
Lululemon Athletica, Inc.*(a)	35,057	1,055,216
Regis Corp.	28,097	437,470
Rue21, Inc.*(a)	26,500	744,385
Select Comfort Corp.*	110,975	723,557

		18,530,336

Semiconductors — 3.1%
First Solar, Inc.*(a)	8,373	1,133,704
MEMC Electronic Materials, Inc.*	295,143	4,019,848
Microsemi Corp.*	173,320	3,076,430
Mindspeed Technologies, Inc.*	702,900	3,296,601
ON Semiconductor Corp.*(a)	152,600	1,344,406

		12,870,989

Software — 1.6%
Blackboard, Inc.*(a)	36,596	1,661,093
Parametric Technology Corp.*	168,489	2,753,110
Phase Forward, Inc.*	147,400	2,262,590

		6,676,793

Telecommunications — 2.4%
GeoEye, Inc.*(a)	100,896	2,812,980
Gilat Satellite Networks Ltd. (Israel)*	343,500	1,583,535
Hypercom Corp.*	146,100	463,137
LogMeIn, Inc.*	35,600	710,220
NTELOS Holdings Corp.	66,700	1,188,594
tw telecom, Inc.*(a)	191,200	3,277,168

		10,035,634

Textiles — 0.2%
Cia Hering (Brazil)	54,004	910,406

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp, Inc.	35,500	$515,105

Transportation — 5.0%
Aramex Co. PJSC (United Arab Emirates)*	11,212,970	4,792,024
Con-Way, Inc.	72,200	2,520,502
Dynamex, Inc.*	124,700	2,257,070
Express-1 Expedited Solutions, Inc.*	512,315	655,763
Forward Air Corp.(a)	288,367	7,223,594
Grupo TMM SA (Class A Stock), ADR (Mexico)*	31,354	117,891
Old Dominion Freight Line, Inc.*	35,700	1,095,990
Quality Distribution, Inc.*	211,197	834,228
RailAmerica, Inc.*	104,350	1,273,070

		20,770,132

TOTAL COMMON STOCKS
(cost $344,409,677)		375,406,716

PREFERRED STOCKS — 1.3%
Biotechnology
Bellus Health, Inc., Series A, CVT (Canada)*	417,960	68,963

Cable Television — 0.5%
Lodgenet Interactive Corp., 10.00%, CVT, 144A	1,335	2,002,500

Electric — 0.1%
Great Plains Energy, Inc., 12.00%, CVT	5,300	349,800

Entertainment & Leisure — 0.4%
Callaway Golf Co., Series B, 7.50%, CVT, 144A	14,174	1,746,946

Pharmaceuticals — 0.3%
Mylan, Inc., 6.50%, CVT	1,060	1,213,022

TOTAL PREFERRED STOCKS
(cost $4,158,064)		5,381,231

	Units

WARRANTS* — 0.1%
Biotechnology
Anadys Pharmaceuticals, Inc., expiring 06/03/14	43,050	83,932

Machinery & Equipment
China Valves Technology, expiring 02/25/10	4,050	3,288

Medical Supplies & Equipment
Corcept Therapeutics, Inc., expiring 10/12/12	43,135	88,897

Pharmaceuticals — 0.1%
Clinical Data, Inc., expiring 05/24/12	7,625	84
Cortex Pharmaceuticals, Inc., expiring 08/28/12	55,040	271
Medicure, Inc., expiring 12/02/11 (China)	106,637	49
Point Therapeutics, Inc., expiring 07/01/12	84,270	30
Spectrum Pharmaceuticals, Inc., expiring 02/25/10	34,745	30,179
Threshold Pharmaceuticals, Inc., expiring 10/05/14	90,745	133,308
Vical, Inc., expiring 02/21/10	75,950	59,115

		223,036

TOTAL WARRANTS
(cost $27,453)		399,153

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount
Rate	Date	(Unaudited)	(000)#

CONVERTIBLE BONDS — 2.0%
Airlines — 0.1%
AMR Corp., Gtd. Notes
6.25%	10/15/14	CCC+(d)	$215	222,794
UAL Corp., Gtd. Notes
5.00%	02/01/21	NR	336	305,760

				528,554

Biotechnology
Charles River Laboratories International, Inc.,
Sr. Unsec’d. Notes
2.25%	06/15/13	BB+(d)	123	119,618

Cable Television — 0.7%
Central European Media Enterprises Ltd.,
Sr. Sec’d. Notes, 144A (Bermuda)
3.50%	03/15/13	B-(d)	3,611	2,753,387

Commercial Services — 0.2%
Chemed Corp., Gtd. Notes
1.875%	05/15/14	NR	326	283,620
Coinstar, Inc., Sr. Unsec’d. Notes
4.00%	09/01/14	BB(d)	475	472,625
Kendle International, Inc., Sr. Unsec’d. Notes
3.375%	07/15/12	B(d)	225	200,250

				956,495

Electronic Components & Equipment — 0.1%
FEI Co., Sub. Notes
2.875%	06/01/13	NR	203	212,896

Hotels & Motels — 0.1%
Gaylord Entertainment Co., Gtd. Notes, 144A
3.75%	10/01/14	NR	259	263,856

Internet Services — 0.1%
EarthLink, Inc., (3.25% until 11/15/11)
Sr. Unsec’d. Notes
3.50%(v)	11/15/26	NR	57	62,344
GSI Commerce, Inc.,
Sr. Unsec’d. Notes
2.50%	06/01/27	NR	265	282,556
3.00%	06/01/25	NR	102	146,630

				491,530

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CONVERTIBLE BONDS (Continued)
Pharmaceuticals
Cubist Pharmaceuticals, Inc., Sub. Notes
2.25%	06/15/13	NR	$138	$128,858

Real Estate Investment Trusts — 0.3%
Alexandria Real Estate Equities, Inc.,
Sr. Unsec’d. Notes, 144A
8.00%	04/15/29	NR	335	572,431
Digital Realty Trust LP, Gtd. Notes, 144A
5.50%	04/15/29	NR	400	522,500

				1,094,931

Retail & Merchandising — 0.2%
Regis Corp., Sr. Unsec’d. Notes
5.00%	07/15/14	NR	713	878,773

Telecommunications — 0.1%
MasTec, Inc., Gtd. Notes
4.00%	06/15/14	B+(d)	368	387,320

Wireless Telecommunication Services — 0.1%
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
4.00%	10/01/14	NR	298	391,125

TOTAL CONVERTIBLE BONDS
(cost $6,456,683)				8,207,343

CORPORATE BONDS — 0.2%
Containers & Packaging
BWAY Corp., Gtd. Notes, 144A
10.00%	04/15/14	B3	110	116,325

Electronic Components & Equipment — 0.1%
Anixter, Inc., Gtd. Notes
10.00%	03/15/14	Ba2	323	356,915

Retail & Merchandising — 0.1%
Brown Shoe Co., Inc., Gtd. Notes
8.75%	05/01/12	B3	239	243,481

TOTAL CORPORATE BONDS
(cost $615,211)				716,721

TOTAL LONG-TERM INVESTMENTS
(cost $355,667,088)				390,111,164

SHORT-TERM INVESTMENTS — 32.8%
			Shares

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $136,424,977; includes $114,387,788 of cash collateral for securities on loan)(b)(w) (Note 4)			136,424,977	136,424,977

TOTAL INVESTMENTS(o) — 126.7%
(cost $492,092,065)				526,536,141
Liabilities in excess of other assets — (26.7)%				(110,995,372)

NET ASSETS — 100.0%
				$415,540,769

The following abbreviation is used in the Portfolio descriptions:

144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
CVT	Convertible Security
GDR	Global Depositary Receipt
NR	Not Rated by Moody’s or Standard & Poor’s
OTC	Over the Counter
PIPE	Private Investment In Public Equity
TSX	Toronto Stock Exchange
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $109,847,055; cash collateral of $114,387,788 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(o)	As of December 31, 2009, 29 securities representing $24,036,564 and 5.8% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(v)	The rate shown reflects the coupon rate after the step date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$351,769,305	$22,807,337	$830,074
Preferred Stocks	5,381,231	—	—
Warrants	—	309,906	89,247
Convertible Bonds	—	8,207,343	—
Corporate Bonds	—	716,721	—
Affiliated Money Market Mutual Fund	136,424,977	—	—

	$493,575,513	$32,041,307	$919,321
Other Financial Instruments*	—	—	—

Total	$493,575,513	$32,041,307	$919,321

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Warrants	Corporate Bonds

Balance as of 12/31/08	$—	$8,723	$94,183
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	429,196	75,128	40,817
Net purchases (sales)	292,313	5,396	(135,000)
Transfers in and/or out of Level 3	108,565	—	—

Balance as of 12/31/09	$830,074	$89,247	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (27.5% represents investments purchased with collateral from securities on loan)	32.8%
Pharmaceuticals	12.4
Computer Services & Software	5.4
Transportation	5.0
Business Services	4.9
Retail & Merchandising	4.8
Airlines	3.6
Construction	3.5
Financial Services	3.2
Cable Television	3.2
Semiconductors	3.1
Consumer Products & Services	2.9
Internet Services	2.8
Biotechnology	2.7
Telecommunications	2.5
Medical Supplies & Equipment	2.2
Commercial Services	1.8
Insurance	1.7
Automobile Manufacturers	1.6
Software	1.6
Real Estate	1.6
Building Materials	1.6
Electronic Components & Equipment	1.5
Automotive Parts	1.3
Metals & Mining	1.3
Healthcare Services	1.3
Real Estate Investment Trusts	1.3
Food	1.2
Computer Hardware	1.2
Entertainment & Leisure	1.1
Environmental Control	1.0
Aerospace	0.9
Oil, Gas & Consumable Fuels	0.9
Electrical Equipment	0.9
Restaurants	0.8
Building & Construction	0.8
Hotels & Motels	0.8
Chemicals	0.6
Electric	0.6
Financial – Bank & Trust	0.6
Advertising	0.5
Education	0.4
Clothing & Apparel	0.4
Paper & Forest Products	0.3
Manufacturing	0.3
Industrial Products	0.3
Cosmetics & Toiletries	0.2
Healthcare Products	0.2
Textiles	0.2
Media	0.2
Diversified Operations	0.2
Energy – Alternate Sources	0.2
Thrifts & Mortgage Finance	0.1
Wireless Telecommunication Services	0.1
Machinery & Equipment	0.1

126.7

Liabilities in excess of other assets	(26.7)

100.0%

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Equity contracts	Unaffiliated investments	$399,153	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Warrants

Equity contracts	$—

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Warrants

Equity contracts	$364,156

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $109,847,055:
Unaffiliated investments (cost $355,667,088)	$390,111,164
Affiliated investments (cost $136,424,977)	136,424,977
Cash	1,461,874
Foreign currency, at value (cost $418,031)	417,837
Receivable for fund share sold	2,047,562
Receivable for investments sold	676,108
Dividends and interest receivable	350,137
Tax reclaim receivable	40,253
Prepaid expenses	7,184

Total Assets	531,537,096

LIABILITIES:
Payable to broker for collateral for securities on loan	114,387,788
Payable for investments purchased	1,363,037
Advisory fees payable	174,991
Accrued expenses and other liabilities	63,298
Payable for fund share repurchased	4,033
Shareholder servicing fees payable	2,268
Affiliated transfer agent fee payable	912

Total Liabilities	115,996,327

NET ASSETS	$415,540,769

Net assets were comprised of:
Paid-in capital	$530,842,115
Retained earnings	(115,301,346)

Net assets, December 31, 2009	$415,540,769

Net asset value and redemption price per share, $415,540,769 / 59,439,568 outstanding shares of beneficial interest	$6.99

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $47,328 foreign withholding tax)	$1,828,245
Unaffiliated interest income	863,536
Affiliated income from securities lending, net	642,204
Affiliated dividend income	106,572

3,440,557

EXPENSES
Advisory fees	2,687,832
Shareholder servicing fees and expenses	282,930
Custodian and accounting fees	136,000
Audit fee	18,000
Shareholders’ reports	16,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Trustees’ fees	12,000
Commitment fee on syndicated credit agreement	10,000
Insurance expenses	7,000
Loan interest expense (Note 7)	6,500
Legal fees and expenses	6,000
Miscellaneous	23,915

Total expenses	3,220,177

NET INVESTMENT INCOME	220,380

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(36,800,981)
Foreign currency transactions	(254,397)

(37,055,378)

Net change in unrealized appreciation (depreciation) on:
Investments	118,576,558
Foreign currencies	2,233

118,578,791

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	81,523,413

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$81,743,793

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$220,380	$558,434
Net realized loss on investment and foreign currency transactions	(37,055,378)	(111,622,428)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	118,578,791	(149,693,107)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	81,743,793	(260,757,101)

DISTRIBUTIONS	(562,809)	(102,202,012)

FUND SHARE TRANSACTIONS:
Fund share sold [34,740,057 and 23,173,852 shares, respectively]	209,053,036	182,980,268
Fund share issued in reinvestment of distributions [95,716 and 12,152,439 shares, respectively]	562,809	102,202,012
Fund share repurchased [15,811,166 and 59,267,172 shares, respectively]	(88,792,269)	(452,308,734)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	120,823,576	(167,126,454)

TOTAL INCREASE (DECREASE) IN NET ASSETS	202,004,560	(530,085,567)
NET ASSETS:
Beginning of year	213,536,209	743,621,776

End of year	$415,540,769	$213,536,209

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST FIRST TRUST BALANCED TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 98.6%		Value
COMMON STOCKS — 65.0%	Shares	(Note 2)

Aerospace & Defense — 0.2%
Aerovironment, Inc.*(a)	43,729	$1,271,639
American Science & Engineering, Inc.	18,411	1,396,290
Stanley, Inc.*	47,948	1,314,255

		3,982,184

Airlines — 1.3%
Alaska Air Group, Inc.*	77,138	2,665,889
Allegiant Travel Co.*(a)	40,121	1,892,507
Cathay Pacific Airways Ltd. (Hong Kong)*	9,636,550	17,895,898

		22,454,294

Automobiles — 0.6%
Daimler AG (Germany)(a)	177,646	9,468,532

Biotechnology — 1.8%
Amgen, Inc.*	229,577	12,987,171
Gilead Sciences, Inc.*	249,868	10,814,287
Myriad Genetics, Inc.*	205,344	5,359,478
Myriad Pharmaceuticals, Inc.*(a)	51,338	258,230

		29,419,166

Capital Markets — 3.0%
Credit Suisse Group AG, ADR (Switzerland)	176,745	8,688,784
Deutsche Bank AG (Germany)(a)	157,567	11,173,076
Man Group PLC (United Kingdom)	3,959,973	19,543,821
Stifel Financial Corp.*(a)	51,186	3,032,259
SWS Group, Inc.	55,850	675,785
UBS AG (Switzerland)*(a)	433,798	6,728,207

		49,841,932

Chemicals — 3.7%
E.I. du Pont de Nemours & Co.	553,148	18,624,493
Eastman Chemical Co.	490,822	29,567,117
Sensient Technologies Corp.	522,465	13,740,830

		61,932,440

Commercial Banks — 9.3%
Banco Santander SA, ADR (Spain)	664,833	10,929,855
Barclays PLC, ADR (United Kingdom)(a)	686,667	12,085,339
BB&T Corp.(a)	613,526	15,565,155
BOC Hong Kong Holdings Ltd. (Hong Kong)	10,185,564	22,883,632
First Bancorp (Puerto Rico)(a)	2,370,634	5,452,458
First Financial Bankshares, Inc.(a)	41,116	2,229,721
First Midwest Bancorp, Inc.	1,284,336	13,986,419
FNB Corp.(a)	1,620,853	11,005,592
Fulton Financial Corp.	1,664,728	14,516,428
HSBC Holdings PLC, ADR (United Kingdom)(a)	125,723	7,177,526
Lloyds Banking Group PLC, ADR (United Kingdom)(a)	1,068,913	3,495,345
National Bank of Greece SA, ADR (Greece)(a)	1,706,857	8,892,725
Regions Financial Corp.	2,653,425	14,036,618
Royal Bank of Scotland Group PLC,
ADR (United Kingdom)*(a)	534,075	5,014,964
Toronto-Dominion Bank (The) (Canada)	138,516	8,687,724

		155,959,501

Commercial Services & Supplies — 1.7%
RR Donnelley & Sons Co.	1,261,097	28,084,630

Communication Equipment — 0.2%
InterDigital Communications Corp.*(a)	88,594	2,351,285
MasTec, Inc.*	139,491	1,743,637

		4,094,922

Computers & Peripherals — 0.1%
Synaptics, Inc.*(a)	67,629	2,072,829

Consumer Finance — 2.1%
American Express Co.	831,704	33,700,646
First Cash Financial Services, Inc.*	65,859	1,461,411

		35,162,057

Diversified Consumer Services — 2.3%
American Public Education, Inc.*	37,484	1,287,950
Apollo Group, Inc. (Class A Stock)*	159,433	9,658,451
Capella Education Co.*(a)	35,544	2,676,463
DeVry, Inc.	163,584	9,280,121
ITT Educational Services, Inc.*(a)	90,271	8,662,405
Strayer Education, Inc.(a)	31,328	6,656,887

		38,222,277

Diversified Financial Services — 0.6%
ING Groep NV, ADR (Netherlands)*(a)	982,872	9,641,974

Diversified Telecommunication Services — 3.5%
AT&T, Inc.	433,977	12,164,375
BT Group PLC (United Kingdom)	8,131,616	17,709,250
Deutsche Telekom AG, ADR (Germany)(a)	348,774	5,126,978
Nippon Telegraph & Telephone Corp., ADR (Japan)(a)	201,631	3,980,196
Telecom Italia SpA, ADR (Italy)(a)	346,749	5,350,337
Vimpel-Communications, ADR (Russia)	789,019	14,667,863

		58,998,999

Electric Utilities — 1.2%
American Electric Power Co., Inc.	363,382	12,642,060
Korea Electric Power Corp., ADR (South Korea)	536,817	7,805,319

		20,447,379

Electronic Equipment, Instruments & Components — 0.3%
Hitachi Ltd., ADR (Japan)*	169,439	5,198,389

Food & Staples Retailing — 0.1%
Nash-Finch Co.	44,038	1,633,369

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Food Products — 1.9%
Diamond Foods, Inc.	36,109	$1,283,314
Green Mountain Coffee Roasters, Inc.*	150,515	12,262,457
J & J Snack Foods Corp.	51,046	2,039,798
Kraft Foods, Inc. (Class A Stock)	457,124	12,424,630
Lance, Inc.	62,908	1,654,480
TreeHouse Foods, Inc.*(a)	63,754	2,477,481

		32,142,160

Gas Utilities — 0.1%
Laclede Group, Inc. (The)	44,282	1,495,403

Healthcare Equipment & Supplies — 0.2%
Cyberonics, Inc.*(a)	54,751	1,119,111
Greatbatch, Inc.*(a)	73,797	1,419,116
ICU Medical, Inc.*	30,564	1,113,752

		3,651,979

Healthcare Providers & Services — 0.8%
Almost Family, Inc.*(a)	18,915	747,710
athenahealth, Inc.*(a)	68,266	3,088,354
Chemed Corp.	50,936	2,443,400
Genoptix, Inc.*(a)	34,943	1,241,525
Gentiva Health Services, Inc.*	65,247	1,762,321
Hanger Orthopedic Group, Inc.*	63,820	882,630
HMS Holdings Corp.*	53,394	2,599,754
LHC Group, Inc.*(a)	41,098	1,381,304

		14,146,998

Healthcare Technology — 0.4%
Computer Programs & Systems, Inc.	58,755	2,705,668
Quality Systems, Inc.(a)	57,143	3,588,009

		6,293,677

Hotels, Restaurants & Leisure — 1.8%
Buffalo Wild Wings, Inc.*	36,199	1,457,733
Ladbrokes PLC (United Kingdom)	4,615,315	10,211,489
McDonald’s Corp.	225,311	14,068,419
Panera Bread Co. (Class A Stock)*(a)	65,836	4,409,037

		30,146,678

Industrial Conglomerates — 2.6%
Citic Pacific Ltd. (Hong Kong)	9,875,000	26,374,385
General Electric Co.	1,148,846	17,382,040

		43,756,425

Insurance — 1.5%
Allianz SE, ADR (Germany)	620,444	7,724,528
AXA SA, ADR (France)(a)	420,702	9,962,223
Life Partners Holdings, Inc.(a)	31,065	658,267
Manulife Financial Corp. (Canada)	371,055	6,805,149

		25,150,167

Internet & Catalog Retail — 0.5%
NetFlix, Inc.*(a)	129,207	7,124,474
PetMed Express, Inc.(a)	47,542	838,165

		7,962,639

IT Services — 0.6%
CSG Systems International, Inc.*	73,451	1,402,180
SAIC, Inc.*	448,481	8,494,230

		9,896,410

Machinery — 2.2%
Briggs & Stratton Corp.(a)	852,036	15,941,594
Timken Co.	851,343	20,185,342

		36,126,936

Media — 1.4%
ITV PLC (United Kingdom)*	27,817,870	23,439,943

Metals & Mining — 3.1%
Alcoa, Inc.(a)	1,605,914	25,887,334
ArcelorMittal (Luxembourg)(a)	211,628	9,681,981
Compass Minerals International, Inc.(a)	73,876	4,963,728
POSCO, ADR (South Korea)	81,581	10,695,269

		51,228,312

Multi-Line Retail — 1.1%
Dollar Tree, Inc.*	194,677	9,402,899
Family Dollar Stores, Inc.	311,111	8,658,219

		18,061,118

Multi-Utilities — 2.6%
CH Energy Group, Inc.	32,015	1,361,278
NiSource, Inc.(a)	1,172,028	18,025,791
TECO Energy, Inc.(a)	1,101,632	17,868,471
Veolia Environnement, ADR (France)(a)	203,791	6,700,648

		43,956,188

Oil, Gas & Consumable Fuels — 0.4%
Repsol YPF SA, ADR (Spain)(a)	260,387	6,941,918
VAALCO Energy, Inc.	118,062	537,182

		7,479,100

Paper & Forest Products — 1.9%
MeadWestvaco Corp.(a)	1,116,933	31,977,792

Pharmaceuticals — 2.2%
Bristol-Myers Squibb Co.	606,253	15,307,888
Endo Pharmaceuticals Holdings, Inc.*	260,326	5,339,286
Pfizer, Inc.	823,189	14,973,808
Questcor Pharmaceuticals, Inc.*	138,573	658,222

		36,279,204

Real Estate Management & Development — 1.5%
Sino Land Co. Ltd. (Hong Kong)	13,285,985	25,578,421

Software — 0.1%
EPIQ Systems, Inc.*(a)	72,138	1,009,211

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Specialty Retail — 1.2%
Aaron’s, Inc.(a)	94,271	$2,614,135
AutoZone, Inc.*(a)	83,366	13,177,664
Hot Topic, Inc.*	88,766	564,552
Jos. A. Bank Clothiers, Inc.*(a)	71,313	3,008,695

		19,365,046

Thrifts & Mortgage Finance — 1.8%
Astoria Financial Corp.(a)	1,390,227	17,280,522
First Niagara Financial Group, Inc.	903,587	12,568,895

		29,849,417

Tobacco — 1.0%
Universal Corp.(a)	363,382	16,573,853

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc.*(a)	88,272	1,412,352

Transportation Infrastructure — 1.1%
COSCO Pacific Ltd. (Hong Kong)	13,836,000	17,559,173

Water Utilities — 0.1%
California Water Service Group	44,564	1,640,847

Wireless Telecommunication Services — 0.8%
Vodafone Group PLC (United Kingdom)	5,851,116	13,549,475

TOTAL COMMON STOCKS
(cost $879,934,239)		1,086,343,798

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount
Rate	Date	(Unaudited)	(000)#

CORPORATE BONDS — 33.6%
Air Freight & Logistics — 0.4%
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
4.50%	01/15/13	Aa3	$4,500	4,784,391
6.20%	01/15/38	Aa3	1,920	2,128,596

				6,912,987

Automobile Manufacturers — 0.6%
Daimler Finance North America LLC,
Gtd. Notes (Germany)
6.50%	11/15/13	A3	9,500	10,414,233

Beverages — 0.4%
PepsiCo, Inc.,
Unsec’d. Notes
5.00%	06/01/18	Aa2	6,500	6,748,508

Capital Markets — 3.3%
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes(a)
6.15%	04/01/18	A1	3,500	3,746,746
Sub. Notes
6.45%	05/01/36	A2	1,500	1,477,421
6.75%	10/01/37	A2	10,000	10,278,870
Merrill Lynch & Co., Inc.,
Notes, MTN(a)
6.875%	04/25/18	A2	6,500	7,003,347
Sr. Unsec’d. Notes
5.00%	01/15/15	A2	8,500	8,644,729
6.15%	04/25/13	A2	1,000	1,070,157
Sub. Notes
6.11%	01/29/37	A3	2,500	2,304,805
Morgan Stanley,
Notes, MTN
5.55%	04/27/17	A2	4,000	4,017,708
Sr. Unsec’d. Notes
5.30%	03/01/13	A2	11,000	11,593,945
Sr. Unsec’d. Notes MTN
6.625%	04/01/18	A2	5,000	5,405,840

				55,543,568

Chemicals — 0.3%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.55%	05/15/19	Baa3	3,500	4,176,008

Commercial Banks — 1.0%
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.25%	10/23/12	A1	8,200	8,754,107
5.625%	12/11/17(a)	A1	3,500	3,640,546
Wells Fargo Bank NA,
Sub. Notes
4.75%	02/09/15	Aa3	2,000	2,039,386
5.95%	08/26/36	Aa3	3,000	2,928,099

				17,362,138

Communication Equipment — 0.2%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes(a)
5.50%	02/22/16	A1	3,250	3,568,172

Computers & Peripherals — 0.8%
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
4.50%	03/01/13	A2	4,300	4,558,701
6.125%	03/01/14	A2	7,500	8,380,402

				12,939,103

Consumer Finance — 2.0%
American Express Co.,
Sr. Unsec’d. Notes
6.15%	08/28/17	A3	4,000	4,180,416
8.125%	05/20/19	A3	4,500	5,332,775
8.15%	03/19/38(a)	A3	3,500	4,379,064
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN(a)
5.875%	05/02/13	A2	6,500	6,975,533
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.50%	01/19/16	A3	7,500	7,868,107
6.375%	10/15/11	A3	4,000	4,254,096

				32,989,991

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE BONDS (Continued)
Diversified Financial Services — 2.8%
Citigroup, Inc.,
Sr. Unsec’d. Notes
5.30%	10/17/12	A3	$4,500	$4,687,844
5.50%	04/11/13	A3	1,000	1,036,765
6.50%	08/19/13	A3	6,500	6,923,754
6.875%	03/05/38(a)	A3	4,500	4,491,081
8.50%	05/22/19	A3	8,000	9,238,024
Sub. Notes
5.00%	09/15/14	Baa1	1,500	1,446,036
6.125%	08/25/36	Baa1	1,500	1,286,391
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.70%	01/20/15	Aa3	6,000	6,017,748
6.00%	01/15/18	Aa3	4,500	4,837,477
6.40%	05/15/38(a)	Aa3	6,500	7,155,044

				47,120,164

Diversified Telecommunication Services — 2.7%
AT&T Wireless Services, Inc.,
Gtd. Notes
8.125%	05/01/12	A2	6,500	7,344,564
AT&T, Inc.,
Sr. Unsec’d. Notes
6.30%	01/15/38	A2	7,500	7,618,005
6.70%	11/15/13	A2	8,000	9,025,976
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.25%	04/15/13	A3	6,500	7,006,805
8.75%	11/01/18	A3	6,200	7,743,918
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.75%	12/01/30	A3	4,750	5,580,196

				44,319,464

Electric Utilities — 4.2%
Carolina Power & Light Co.,
First Mortgage
5.30%	01/15/19	A1	3,300	3,445,956
Commonwealth Edison Co.,
First Mortgage
6.15%	03/15/12	Baa1	2,802	3,022,730
6.15%	09/15/17	Baa1	3,000	3,249,045
Duke Energy Corp.,
Sr. Unsec’d. Notes
6.25%	01/15/12	A3	3,300	3,567,703
6.30%	02/01/14	Baa2	6,000	6,597,714
FPL Group Capital, Inc.,
Gtd. Notes
7.875%	12/15/15	A2	5,500	6,619,255
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.75%	04/01/18	Baa1	4,000	4,215,892
6.125%	04/01/36	Baa1	8,500	8,705,640
Oncor Electric Delivery Co.,
Sr. Unsec’d. Notes
6.375%	05/01/12	Baa1	6,650	7,182,306
Oncor Electric Delivery Co., LLC
First Mortgage
6.80%	09/01/18	Baa1	3,500	3,887,727
Sr. Unsec’d. Notes
5.95%	09/01/13	Baa1	7,500	8,046,555
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.75%	03/01/31	Baa2	4,250	4,996,997
PSE&G Power LLC,
Gtd. Notes
6.95%	06/01/12	Baa1	1,942	2,121,548
Southern Power Co.,
Sr. Unsec’d. Notes
4.875%	07/15/15	Baa1	4,700	4,891,840

				70,550,908

Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
6.50%	08/15/37	Aa2	9,200	10,469,407

Food Products — 1.3%
General Mills, Inc.,
Sr. Unsec’d. Notes
6.00%	02/15/12	Baa1	4,921	5,313,085
Kellogg Co.,
Sr. Unsec’d. Notes
5.125%	12/03/12	A3	7,700	8,356,525
Kraft Foods, Inc.,
Sr. Unsec’d. Notes(a)
5.625%	11/01/11	Baa2	6,750	7,168,939

				20,838,549

Household Products — 0.2%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
4.60%	01/15/14	Aa3	3,500	3,726,716

Industrial Conglomerates — 1.6%
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.25%	10/19/12	Aa2	4,500	4,788,999
5.625%	09/15/17(a)	Aa2	5,000	5,151,150
5.90%	05/13/14	Aa2	6,000	6,486,432
6.75%	03/15/32	Aa2	10,250	10,450,541

				26,877,122

Insurance — 0.4%
Berkshire Hathaway Finance Corp.,
Gtd. Notes
5.40%	05/15/18	Aa2	1,000	1,044,790
MetLife, Inc.,
Sr. Unsec’d. Notes(a)
5.70%	06/15/35	A3	5,000	4,937,895

				5,982,685

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE BONDS (Continued)
Media — 2.2%
AOL Time Warner, Inc.,
Gtd. Notes
6.875%	05/01/12	Baa2	$8,000	$8,757,944
7.70%	05/01/32	Baa2	1,920	2,254,723
AT&T Broadband Corp.,
Gtd. Notes
9.455%	11/15/22	Baa1	3,000	3,858,435
Comcast Corp.,
Gtd. Notes
6.95%	08/15/37	Baa1	9,000	9,809,037
Time Warner Cable, Inc.,
Gtd. Notes
5.40%	07/02/12	Baa2	6,500	6,944,789
8.75%	02/14/19(a)	Baa2	4,500	5,484,483

				37,109,411

Metals & Mining — 0.5%
Rio Tinto Finance USA Ltd.,
Gtd. Notes, (Australia)(a)
5.875%	07/15/13	Baa1	7,600	8,200,681

Multi-Utilities — 2.3%
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
7.125%	12/01/18	A3	4,500	5,200,016
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
6.05%	03/01/34	A3	8,000	8,352,272
8.25%	10/15/18	A3	4,000	4,884,192
Sempra Energy,
Sr. Unsec’d. Notes
6.50%	06/01/16	Baa1	7,500	8,133,817
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
5.10%	11/30/12	Baa1	3,500	3,779,983
5.40%	04/30/18	Baa1	7,800	8,175,562

				38,525,842

Oil, Gas & Consumable Fuels — 3.1%
Chevron Corp.,
Sr. Unsec’d. Notes
3.95%	03/03/14	Aa1	6,000	6,264,102
4.95%	03/03/19	Aa1	5,500	5,793,524
Conoco, Inc.,
Sr. Unsec’d. Notes
6.95%	04/15/29	A1	5,000	5,667,725
ConocoPhillips,
Gtd. Notes
4.60%	01/15/15	A1	8,500	9,026,915
5.75%		A1	3,500	3,830,915
Kinder Morgan Energy Partners LP,	02/01/19(a)
Sr. Unsec’d. Notes
5.85%	09/15/12	Baa2	7,500	8,071,312
5.95%	02/15/18	Baa2	4,500	4,766,467
Sr. Unsec’d. Notes, MTN
6.95%	01/15/38	Baa2	5,250	5,595,256
Oneok Partners LP
Gtd. Notes
6.85%	10/15/37	Baa2	2,500	2,614,478

				51,630,694

Pharmaceuticals — 1.6%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.125%	04/01/19	A1	8,500	8,890,728
5.875%	05/15/16(a)	A1	1,950	2,150,829
Pfizer, Inc.,
Sr. Unsec’d. Notes(a)
5.35%	03/15/15	A1	9,500	10,382,597
Wyeth,
Sr. Unsec’d. Notes
5.95%	04/01/37	A1	5,200	5,422,446

				26,846,600

Tobacco — 1.1%
Altria Group, Inc.,
Gtd. Notes
9.25%	08/06/19	Baa1	4,000	4,874,512
9.70%	11/10/18(a)	Baa1	2,500	3,090,417
10.20%	02/06/39	Baa1	8,000	10,672,304

				18,637,233

TOTAL CORPORATE BONDS
(cost $540,461,162)				561,490,184

TOTAL LONG-TERM INVESTMENTS
(cost $1,420,395,401)				1,647,833,982

			Shares

SHORT-TERM INVESTMENT — 16.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $278,010,752; includes $248,564,497 of cash collateral for securities on loan)(b)(w) (Note 4)			278,010,752	278,010,752

TOTAL INVESTMENTS(o) — 115.2%
(cost $1,698,406,153)				1,925,844,734
Liabilities in excess of other assets — (15.2)%				(254,003,509)

NET ASSETS — 100.0%				$1,671,841,225

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following abbreviations are used in the Portfolio descriptions:
ADR	American Depositary Receipt
MTN	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $238,727,341; cash collateral of $248,564,497 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2009, 10 securities representing $194,745,487 and 11.6% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$891,598,311	$194,745,487	$—
Corporate Bonds	—	561,490,184	—
Affiliated Money Market Mutual Fund	278,010,752	—	—

	$1,169,609,063	$756,235,671	$—
Other Financial Instruments*	—	—	—

Total	$1,169,609,063	$756,235,671	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (14.9% represents investments purchased with collateral from securities on loan)	16.6%
Commercial Banks	10.3
Capital Markets	6.3
Diversified Telecommunication Services	6.2
Electric Utilities	5.4
Multi-Utilities	4.9
Industrial Conglomerates	4.2
Consumer Finance	4.1
Chemicals	4.0
Pharmaceuticals	3.8
Media	3.6
Metals & Mining	3.6
Oil, Gas & Consumable Fuels	3.5
Diversified Financial Services	3.4
Food Products	3.2
Diversified Consumer Services	2.3
Machinery	2.2
Tobacco	2.1
Paper & Forest Products	1.9
Insurance	1.9
Hotels, Restaurants & Leisure	1.8
Thrifts & Mortgage Finance	1.8
Biotechnology	1.8
Commercial Services & Supplies	1.7
Real Estate Management & Development	1.5
Airlines	1.3
Specialty Retail	1.2
Multi-Line Retail	1.1
Transportation Infrastructure	1.1
Computers & Peripherals	0.9
Healthcare Providers & Services	0.8
Wireless Telecommunication Services	0.8
Food & Staples Retailing	0.7
Automobile Manufacturers	0.6
IT Services	0.6
Automobiles	0.6
Internet & Catalog Retail	0.5
Communication Equipment	0.4
Air Freight & Logistics	0.4
Beverages	0.4
Healthcare Technology	0.4
Electronic Equipment, Instruments & Components	0.3
Aerospace & Defense	0.2
Household Products	0.2
Healthcare Equipment & Supplies	0.2
Water Utilities	0.1
Gas Utilities	0.1
Trading Companies & Distributors	0.1
Software	0.1

115.2
Liabilities in excess of other assets	(15.2)

100.0%

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2009; accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights

Equity contracts	$1,144,085

For the year ended December 31, 2009, the Portfolio did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $238,727,341:
Unaffiliated investments (cost $1,420,395,401)	$1,647,833,982
Affiliated investments (cost $278,010,752)	278,010,752
Dividends and interest receivable	10,506,355
Receivable for fund share sold	1,769,312
Prepaid expenses	9,583

Total Assets	1,938,129,984

LIABILITIES:
Payable to broker for collateral for securities on loan	248,564,497
Payable for investments purchased	12,599,869
Payable to custodian	4,574,163
Advisory fees payable	436,875
Accrued expenses and other liabilities	100,795
Shareholder servicing fees payable	7,681
Payable for fund share repurchased	3,967
Affiliated transfer agent fee payable	912

Total Liabilities	266,288,759

NET ASSETS	$1,671,841,225

Net assets were comprised of:
Paid-in capital	$1,886,209,123
Retained earnings	(214,367,898)

Net assets, December 31, 2009	$1,671,841,225

Net asset value and redemption price per share, $1,671,841,225 / 192,459,920 outstanding shares of beneficial interest	$8.69

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $420,197 foreign withholding tax)	$21,262,436
Unaffiliated interest income	19,929,954
Affiliated income from securities lending, net	1,231,131
Affiliated dividend income	86,914

42,510,435

EXPENSES
Advisory fees	8,906,188
Shareholder servicing fees and expenses	1,047,787
Custodian and accounting fees	237,000
Audit fee	26,000
Commitment fee on syndicated credit agreement	21,000
Trustees’ fees	20,000
Insurance expenses	19,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Legal fees and expenses	9,000
Shareholders’ reports	9,000
Loan interest expense (Note 7)	8,219
Miscellaneous	6,013

Total expenses	10,323,207
Less: shareholder servicing fee waiver	(107,267)

Net expenses	10,215,940

NET INVESTMENT INCOME	32,294,495

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(292,547,989)
Foreign currency transactions	(87,070)

(292,635,059)

Net change in unrealized appreciation (depreciation) on:
Investments	498,810,752
Foreign currencies	(366)

498,810,386

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	206,175,327

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$238,469,822

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$32,294,495	$39,856,472
Net realized loss on investment and foreign currency transactions	(292,635,059)	(181,334,252)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	498,810,386	(312,210,316)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	238,469,822	(453,688,096)

DISTRIBUTIONS	(39,977,372)	(46,811,382)

FUND SHARE TRANSACTIONS:
Fund share sold [113,421,038 and 67,258,715 shares, respectively]	883,141,683	632,340,875
Fund share issued in reinvestment of distributions [5,358,897 and 4,544,794 shares, respectively]	39,977,372	46,811,382
Fund share repurchased [20,521,540 and 93,246,403 shares, respectively]	(140,196,131)	(828,000,703)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	782,922,924	(148,848,446)

TOTAL INCREASE (DECREASE) IN NET ASSETS	981,415,374	(649,347,924)
NET ASSETS:
Beginning of year	690,425,851	1,339,773,775

End of year	$1,671,841,225	$690,425,851

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 98.9%
		Value
COMMON STOCKS — 80.2%	Shares	(Note 2)

Aerospace & Defense — 0.8%
Aerovironment, Inc.*(a)	203,117	$5,906,643
American Science & Engineering, Inc.	85,517	6,485,609
Stanley, Inc.*	222,725	6,104,892

		18,497,144

Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc.(a)	447,110	26,258,770

Airlines — 2.1%
Alaska Air Group, Inc.*	159,252	5,503,749
Allegiant Travel Co.*(a)	186,375	8,791,309
Cathay Pacific Airways Ltd. (Hong Kong)*	19,900,550	36,957,024

		51,252,082

Automobiles — 0.6%
Daimler AG (Germany)(a)	275,061	14,660,751

Beverages — 0.5%
Hansen Natural Corp.*(a)	321,151	12,332,198

Biotechnology — 5.5%
Amgen, Inc.*	829,435	46,921,138
Biogen Idec, Inc.*(a)	381,857	20,429,349
Cephalon, Inc.*	236,020	14,730,008
Gilead Sciences, Inc.*	902,738	39,070,501
Myriad Genetics, Inc.*	423,928	11,064,521
Myriad Pharmaceuticals, Inc.*(a)	105,988	533,120

		132,748,637

Capital Markets — 4.1%
Credit Suisse Group AG, ADR (Switzerland)	273,666	13,453,421
Deutsche Bank AG (Germany)(a)	243,971	17,299,984
Man Group PLC (United Kingdom)	8,175,319	40,347,996
Stifel Financial Corp.*(a)	237,769	14,085,435
SWS Group, Inc.	259,429	3,139,091
UBS AG (Switzerland)*(a)	671,677	10,417,710

		98,743,637

Chemicals — 1.6%
E.I. du Pont de Nemours & Co.	1,141,973	38,450,231

Commercial Banks — 6.0%
Banco Santander SA, ADR (Spain)	1,029,405	16,923,418
Barclays PLC, ADR (United Kingdom)(a)	1,063,211	18,712,514
BOC Hong Kong Holdings Ltd. (Hong Kong)	21,023,000	47,231,808
First Financial Bankshares, Inc.(a)	190,987	10,357,225
HSBC Holdings PLC, ADR (United Kingdom)(a)	194,668	11,113,596
Lloyds Banking Group PLC, ADR (United Kingdom)(a)	1,655,068	5,412,072
National Bank of Greece SA, ADR (Greece)(a)	2,642,838	13,769,186
Royal Bank of Scotland Group PLC, ADR (United Kingdom)*(a)	826,941	7,764,976
Toronto-Dominion Bank (The) (Canada)	214,472	13,451,684

		144,736,479

Commercial Services & Supplies — 0.6%
Cintas Corp.	521,558	13,586,586

Communications Equipment — 0.8%
InterDigital, Inc.*(a)	411,517	10,921,661
MasTec, Inc.*(a)	647,954	8,099,425

		19,021,086

Computers & Peripherals — 0.4%
Synaptics, Inc.*(a)	314,147	9,628,606

Consumer Finance — 3.2%
American Express Co.	1,717,021	69,573,691
First Cash Financial Services, Inc.*	305,923	6,788,431

		76,362,122

Diversified Consumer Services — 4.3%
American Public Education, Inc.*(a)	174,118	5,982,694
Apollo Group, Inc. (Class A Stock)*(a)	576,006	34,894,444
Capella Education Co.*(a)	165,112	12,432,934
DeVry, Inc.	337,718	19,158,742
ITT Educational Services, Inc.*(a)	186,363	17,883,393
Strayer Education, Inc.(a)	64,678	13,743,428

		104,095,635

Diversified Financial Services — 0.6%
ING Groep NV, ADR (Netherlands)*(a)	1,522,705	14,937,736

Diversified Telecommunication Services — 3.4%
BT Group PLC (United Kingdom)	16,787,625	36,560,536
Deutsche Telekom AG, ADR (Germany)(a)	540,030	7,938,441
Nippon Telegraph & Telephone Corp., ADR (Japan)(a)	312,195	6,162,729
Telecom Italia SpA, ADR (Italy)	536,895	8,284,290
Vimpel-Communications, ADR (Russia)(a)	1,221,689	22,711,199

		81,657,195

Electric Utilities — 0.5%
Korea Electric Power Corp., ADR (South Korea)*	831,189	12,085,488

Electronic Equipment, Instruments & Components — 0.3%
Hitachi Ltd., ADR (Japan)*	262,356	8,049,082

Food & Staples Retailing — 0.1%
Nash-Finch Co.	90,916	3,372,074

Food Products — 3.9%
Diamond Foods, Inc.(a)	167,724	5,960,911
Green Mountain Coffee Roasters, Inc.*(a)	495,948	40,404,883
J&J Snack Foods Corp.	105,386	4,211,225
Kraft Foods, Inc. (Class A Stock)	943,738	25,650,799

SEE NOTES TO FINANCIAL STATEMENTS.
A133

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Food Products (cont’d)
Lance, Inc.	292,213	$7,685,202
TreeHouse Foods, Inc.*(a)	296,141	11,508,039

		95,421,059

Gas Utilities — 0.3%
Laclede Group, Inc. (The)	205,690	6,946,151

Healthcare Equipment & Supplies — 0.5%
Cyberonics, Inc.*(a)	254,316	5,198,219
Greatbatch, Inc.*	152,351	2,929,710
ICU Medical, Inc.*	141,982	5,173,824

		13,301,753

Healthcare Providers & Services — 2.4%
Almost Family, Inc.*(a)	87,859	3,473,066
athenahealth, Inc.*(a)	317,103	14,345,740
Chemed Corp.	105,158	5,044,429
Genoptix, Inc.*(a)	162,321	5,767,265
Gentiva Health Services, Inc.*(a)	303,068	8,185,867
Hanger Orthopedic Group, Inc.*	296,450	4,099,903
HMS Holdings Corp.*	248,030	12,076,581
LHC Group, Inc.*(a)	190,896	6,416,015

		59,408,866

Healthcare Technology — 0.9%
Computer Programs & Systems, Inc.(a)	121,300	5,585,865
Quality Systems, Inc.(a)	265,437	16,666,789

		22,252,654

Hotels, Restaurants & Leisure — 2.7%
Buffalo Wild Wings, Inc.*(a)	168,149	6,771,360
Ladbrokes PLC (United Kingdom)	9,392,218	20,780,495
McDonald’s Corp.	465,155	29,044,278
Panera Bread Co. (Class A Stock)*(a)	135,915	9,102,228

		65,698,361

Industrial Conglomerates — 3.7%
CITIC Pacific Ltd. (Hong Kong)	20,382,000	54,436,730
General Electric Co.	2,371,790	35,885,183

		90,321,913

Insurance — 1.7%
Allianz SE, ADR (Germany)(a)	960,676	11,960,416
AXA SA, ADR (France)(a)	651,403	15,425,223
Life Partners Holdings, Inc.(a)	144,296	3,057,633
Manulife Financial Corp. (Canada)	574,530	10,536,880

		40,980,152

Internet & Catalog Retail — 0.8%
NetFlix, Inc.*(a)	266,743	14,708,209
PetMed Express, Inc.(a)	220,845	3,893,497

		18,601,706

IT Services — 1.0%
CSG Systems International, Inc.*	341,190	6,513,317
SAIC, Inc.*	925,884	17,536,243

		24,049,560

Media — 3.3%)
DIRECTV (Class A Stock)*(a)	912,823	30,442,647
ITV PLC (United Kingdom)*	57,429,667	48,391,489

		78,834,136

Metals & Mining — 3.9%
Alcoa, Inc.(a)	3,315,355	53,443,522
ArcelorMittal (Luxembourg)(a)	327,680	14,991,360
Compass Minerals International, Inc.	152,514	10,247,416
POSCO, ADR (South Korea)	126,316	16,560,028

		95,242,326

Multi-Line Retail — 1.5%
Dollar Tree, Inc.*	401,906	19,412,060
Family Dollar Stores, Inc.	642,285	17,874,791

		37,286,851

Multi-Utilities — 0.7%
CH Energy Group, Inc.	148,710	6,323,149
Veolia Environnement, ADR (France)(a)	315,544	10,375,087

		16,698,236

Oil, Gas & Consumable Fuels — 0.5%
Repsol YPF SA, ADR (Spain)(a)	403,172	10,748,566
VAALCO Energy, Inc.	548,410	2,495,265

		13,243,831

Pharmaceuticals — 1.9%
Bristol-Myers Squibb Co.	1,251,602	31,602,950
Endo Pharmaceuticals Holdings, Inc.*	537,441	11,022,915
Questcor Pharmaceuticals, Inc.*	643,686	3,057,509

		45,683,374

Real Estate Management & Development — 2.2%
Sino Land Co. Ltd. (Hong Kong)	27,435,323	52,818,984

Semiconductors & Semiconductor Equipment — 1.9%
Altera Corp.(a)	987,679	22,351,176
Linear Technology Corp.	761,130	23,244,910

		45,596,086

Software — 2.4%
Check Point Software Technologies (Israel)*(a)	738,979	25,036,609
EPIQ Systems, Inc.*(a)	335,087	4,687,867
Oracle Corp.	1,154,043	28,320,215

		58,044,691

Specialty Retail — 4.2%
Aaron’s, Inc.(a)	437,895	12,142,828
AutoZone, Inc.*(a)	172,108	27,205,112
Bed Bath & Beyond, Inc.*(a)	864,299	33,387,870
Hot Topic, Inc.*	412,327	2,622,400
Jos. A. Bank Clothiers, Inc.*(a)	147,224	6,211,381
Ross Stores, Inc.	447,012	19,091,882

		100,661,473

SEE NOTES TO FINANCIAL STATEMENTS.
A134

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc.*(a)	410,033	$6,560,528

Transportation Infrastructure — 1.5%
COSCO Pacific Ltd. (Bermuda)	28,556,000	36,240,225

Water Utilities — 0.3%
California Water Service Group	207,001	7,621,777

Wireless Telecommunication Services — 1.2%
Vodafone Group PLC (United Kingdom)	12,079,557	27,972,724

TOTAL COMMON STOCKS
(cost $1,646,736,327)		1,939,962,956

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount
Rate	Date	(Unaudited)	(000)#

CORPORATE BONDS — 18.7%
Air Freight & Logistics — 0.3%
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
4.50%	01/15/13	Aa3	$4,500	4,784,391
6.20%	01/15/38	Aa3	1,420	1,574,274

				6,358,665

Automobiles — 0.3%
Daimler Finance North America LLC,
Gtd. Notes(a) 6.50%	11/15/13	A3	7,890	8,649,294

Beverages — 0.2%
PepsiCo, Inc.,
Sr. Unsec’d. Notes
5.00%	06/01/18	Aa2	4,500	4,672,044

Capital Markets — 1.9%
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes(a)
6.15%	04/01/18	A1	4,000	4,281,996
Sub. Notes
6.45%	05/01/36	A2	1,500	1,477,420
6.75%	10/01/37	A2	8,000	8,223,096
Merrill Lynch & Co., Inc.,
Notes, MTN(a)
6.875%	04/25/18	A2	5,000	5,387,190
Sr. Unsec’d. Notes
5.00%	01/15/15	A2	7,000	7,119,189
Sr. Unsec’d. Notes, MTN
6.15%	04/25/13	A2	1,000	1,070,157
Sub. Notes
6.11%	01/29/37	A3	2,000	1,843,844
Morgan Stanley,
Sr. Unsec’d. Notes
5.30%	03/01/13	A2	9,000	9,485,955
Sr. Unsec’d. Notes, MTN
5.55%	04/27/17	A2	3,000	3,013,281
6.625%	04/01/18	A2	4,000	4,324,672

				46,226,800

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.55%	05/15/19	Baa3	2,500	2,982,863

Commercial Banks — 0.6%
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.25%	10/23/12	A1	7,000	7,473,018
5.625%	12/11/17(a)	A1	2,250	2,340,351
Wells Fargo Bank NA,
Sub. Notes
4.75%	02/09/15	Aa3	1,500	1,529,540
5.95%	08/26/36	Aa3	3,000	2,928,099

				14,271,008

Communication Equipment — 0.1%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.50%	02/22/16	A1	2,250	2,470,273

Computers & Peripherals — 0.5%
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
4.50%	03/01/13	A2	3,200	3,392,521
6.125%	03/01/14	A2	7,400	8,268,664

				11,661,185

Consumer Finance — 1.0%
American Express Co.,
Sr. Unsec’d. Notes
6.15%	08/28/17	A3	2,500	2,612,760
8.125%	05/20/19	A3	4,000	4,740,244
8.15%	03/19/38(a)	A3	3,500	4,379,064
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN(a)
5.875%	05/02/13	A2	5,000	5,365,795
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.50%	01/19/16	A3	5,500	5,769,945
6.375%	10/15/11	A3	2,600	2,765,162

				25,632,970

Diversified Financial Services — 1.5%
Citigroup, Inc.,
Sr. Unsec’d. Notes
5.30%	10/17/12	A3	3,000	3,125,229
5.50%	04/11/13	A3	1,000	1,036,765
6.50%	08/19/13	A3	5,000	5,325,965
6.875%	03/05/38(a)	A3	3,000	2,994,054
Sub. Notes
5.00%	09/15/14	Baa1	1,500	1,446,036
6.125%	08/25/36	Baa1	1,500	1,286,391
Unsec’d. Notes(a)
8.50%	05/22/19	A3	6,000	6,928,518
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.70%	01/20/15	Aa3	5,000	5,014,790
6.00%	01/15/18	Aa3	4,500	4,837,478
6.40%	05/15/38(a)	Aa3	5,000	5,503,880

				37,499,106

SEE NOTES TO FINANCIAL STATEMENTS.
A135

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

Diversified Telecommunication Services — 1.4%
AT&T, Inc.,
Sr. Unsec’d. Notes
6.30%	01/15/38	A2	$7,000	$7,110,138
6.70%	11/15/13	A2	5,600	6,318,183
New Cingular Wireless Services, Inc.,
Gtd. Notes
8.125%	05/01/12	A2	5,000	5,649,665
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.25%	04/15/13(a)	A3	4,500	4,850,865
8.75%	11/01/18	A3	4,500	5,620,585
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.75%	12/01/30	A3	3,750	4,405,418

				33,954,854

Electric Utilities — 2.3%
Carolina Power & Light Co.,
First Mortgage
5.30%	01/15/19	A1	1,700	1,775,189
Commonwealth Edison Co.,
First Mortgage
6.15%	03/15/12	Baa1	2,000	2,157,552
6.15%	09/15/17	Baa1	3,000	3,249,045
Duke Energy Carolinas LLC,
Sr. Unsec’d. Notes
6.25%	01/15/12	A3	2,525	2,729,833
Duke Energy Corp.,
Sr. Unsec’d. Notes
6.30%	02/01/14	Baa2	4,500	4,948,285
FPL Group Capital, Inc.,
Gtd. Notes
7.875%	12/15/15	A2	4,000	4,814,004
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.75%	04/01/18	Baa1	4,500	4,742,879
6.125%	04/01/36	Baa1	6,500	6,657,254
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
5.95%	09/01/13	Baa1	7,035	7,547,669
First Mortgage
6.80%	09/01/18	Baa1	3,000	3,332,337
Oncor Electric Delivery Co.,
Sr. Sec’d. Notes
6.375%	05/01/12	Baa1	5,500	5,940,253
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.75%	03/01/31	Baa2	2,950	3,468,504
PSE&G Power LLC,
Gtd. Notes
6.95%	06/01/12	Baa1	1,620	1,769,777
Southern Power Co.,
Sr. Unsec’d. Notes
4.875%	07/15/15	Baa1	3,400	3,538,778

				56,671,359

Food & Staples Retailing — 0.4%
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
6.50%	08/15/37	Aa2	7,800	8,876,236

Food Products — 0.7%
General Mills, Inc.,
Sr. Unsec’d. Notes
6.00%	02/15/12	Baa1	4,250	4,588,623
Kellogg Co.,
Sr. Unsec’d. Notes
5.125%	12/03/12	A3	6,382	6,926,148
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
5.625%	11/01/11	Baa2	4,300	4,566,880

				16,081,651

Household Products — 0.1%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
4.60%	01/15/14	Aa3	2,000	2,129,552

Industrial Conglomerates — 0.9%
General Electric Capital Corp.,
Sr. Unsec’d. Notes
5.90%	05/13/14	Aa2	5,000	5,405,360
Sr. Unsec’d. Notes
5.25%	10/19/12	Aa2	3,500	3,724,777
5.625%	09/15/17(a)	Aa2	4,500	4,636,035
6.75%	03/15/32	Aa2	8,250	8,411,411

				22,177,583

Insurance — 0.2%
Berkshire Hathaway Finance Corp.,
Gtd. Notes
5.40%	05/15/18	Aa2	1,000	1,044,790
MetLife, Inc.,
Sr. Unsec’d. Notes
5.70%	06/15/35	A3	3,500	3,456,527

				4,501,317

Media — 1.2%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	2,600	3,343,977
Comcast Corp.,
Gtd. Notes(a)
6.95%	08/15/37	Baa1	7,000	7,629,251
Time Warner Cable, Inc.,(a)
Gtd. Notes
5.40%	07/02/12	Baa2	4,500	4,807,931
8.75%	02/14/19	Baa2	3,000	3,656,322
Time Warner, Inc.,
Gtd. Notes
6.875%	05/01/12	Baa2	7,500	8,210,572
7.70%	05/01/32	Baa2	1,600	1,878,936

				29,526,989

SEE NOTES TO FINANCIAL STATEMENTS.
A136

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

Metals & Mining — 0.3%
Rio Tinto Finance USA Ltd.,
Gtd. Notes (Australia)
5.875%	07/15/13	Baa1	$6,500	$7,013,741

Multi-Utilities — 1.3%
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
7.125%	12/01/18	A3	3,300	3,813,345
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
6.05%	03/01/34	A3	7,000	7,308,238
8.25%	10/15/18	A3	3,000	3,663,144
Sempra Energy,
Sr. Unsec’d. Notes
6.50%	06/01/16	Baa1	5,500	5,964,799
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
5.10%	11/30/12	Baa1	2,500	2,699,987
5.40%	04/30/18	Baa1	6,790	7,116,932

				30,566,445

Oil, Gas & Consumable Fuels — 1.9%
Chevron Corp.,
Sr. Unsec’d. Notes
3.95%	03/03/14	Aa1	6,500	6,786,110
4.95%	03/03/19(a)	Aa1	4,500	4,740,156
Conoco Inc.,
Sr. Unsec’d. Notes
6.95%	04/15/29	A1	4,500	5,100,953
ConocoPhillips,(a)
Gtd. Notes
4.60%	01/15/15	A1	6,775	7,194,982
5.75%	02/01/19	A1	4,000	4,378,188
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
5.85%	09/15/12	Baa2	6,500	6,995,137
5.95%	02/15/18	Baa2	3,500	3,707,253
Sr. Unsec’d. Notes, MTN
6.95%	01/15/38	Baa2	4,500	4,795,934
Oneok Partners LP,
Gtd. Notes
6.85%	10/15/37	Baa2	2,000	2,091,582

				45,790,295

Pharmaceuticals — 0.9%
Abbott Laboratories,(a)
Sr. Unsec’d. Notes
5.125%	04/01/19	A1	7,500	7,844,760
5.875%	05/15/16	A1	1,400	1,544,185
Pfizer, Inc.,
Sr. Unsec’d. Notes(a)
5.35%	03/15/15	A1	7,500	8,196,787
Wyeth,
Gtd. Notes
5.95%	04/01/37	A1	4,500	4,692,501

				22,278,233

Tobacco — 0.6%
Altria Group, Inc.,
Gtd. Notes
9.25%	08/06/19	Baa1	3,000	3,655,884
9.70%	11/10/18	Baa1	2,000	2,472,334
10.20%	02/06/39(a)	Baa1	6,000	8,004,229

				14,132,447

TOTAL CORPORATE BONDS
(cost $439,752,649)				454,124,910

TOTAL LONG-TERM INVESTMENTS
(cost $2,086,488,976)				2,394,087,866

SHORT-TERM INVESTMENTS — 19.9%
	Shares

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $481,416,491; includes $441,610,244 of cash collateral for securities on loan)(b)(w) (Note 4)	481,416,491	481,416,491

TOTAL INVESTMENTS(o) — 118.8%
(cost $2,567,905,467)		2,875,504,357
Liabilities in excess of other assets — (18.8)%		(456,024,449)

NET ASSETS — 100.0%		$2,419,479,908

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
MTN	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $426,147,953; cash collateral of $441,610,244 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2009, 10 securities representing $401,738,011 and 16.6% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.
A137

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$1,538,224,945	$401,738,011	$—
Corporate Bonds	—	454,124,910	—
Affiliated Money Market Mutual Fund	481,416,491	—	—

	$2,019,641,436	$855,862,921	$—
Other Financial Instruments*	—	—	—

Total	$2,019,641,436	$855,862,921	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (18.3% represents investments purchased with collateral from securities on loan)	19.9%
Commercial Banks	6.6
Capital Markets	6.0
Biotechnology	5.5
Diversified Telecommunication Services	4.8
Industrial Conglomerates	4.6
Food Products	4.6
Media	4.5
Diversified Consumer Services	4.3
Metals & Mining	4.2
Consumer Finance	4.2
Specialty Retail	4.2
Electric Utilities	2.8
Pharmaceuticals	2.8
Hotels, Restaurants & Leisure	2.7
Healthcare Providers & Services	2.4
Oil, Gas & Consumable Fuels	2.4
Software	2.4
Real Estate Management & Development	2.2
Diversified Financial Services	2.1
Airlines	2.1
Multi-Utilities	2.0
Semiconductors & Semiconductor Equipment	1.9
Insurance	1.9
Chemicals	1.7
Multi-Line Retail	1.5
Transportation Infrastructure	1.5
Air Freight & Logistics	1.4
Wireless Telecommunication Services	1.2
IT Services	1.0
Automobiles	0.9
Healthcare Technology	0.9
Computers & Peripherals	0.9
Communications Equipment	0.8
Internet & Catalog Retail	0.8
Aerospace & Defense	0.8
Beverages	0.7
Tobacco	0.6
Commercial Services & Supplies	0.6
Healthcare Equipment & Supplies	0.5
Food & Staples Retailing	0.5
Electronic Equipment, Instruments & Components	0.3
Water Utilities	0.3
Gas Utilities	0.3
Trading Companies & Distributors	0.3
Communication Equipment	0.1
Household Products	0.1

118.8
Liabilities in excess of other assets	(18.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A138

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2009; accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights

Equity contracts	$2,022,564

For the year ended December 31, 2009, the Portfolio did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.
A139

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $426,147,953:
Unaffiliated investments (cost $2,086,488,976)	$2,394,087,866
Affiliated investments (cost $481,416,491)	481,416,491
Dividends and interest receivable	10,483,342
Receivable for fund share sold	2,090,892
Receivable for investments sold	41,693
Prepaid expenses	13,196

Total Assets	2,888,133,480

LIABILITIES:
Payable to broker for collateral for securities on loan	441,610,244
Payable for investments purchased	19,503,648
Payable to custodian	7,047,108
Advisory fees payable	314,212
Accrued expenses and other liabilities	164,337
Shareholder servicing fees payable	10,555
Payable for fund share repurchased	2,281
Affiliated transfer agent fee payable	1,187

Total Liabilities	468,653,572

NET ASSETS	$2,419,479,908

Net assets were comprised of:
Paid-in capital	$2,737,581,382
Retained earnings	(318,101,474)

Net assets, December 31, 2009	$2,419,479,908

Net asset value and redemption price per share, $2,419,479,908 / 287,502,751 outstanding shares of beneficial interest	$8.42

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $478,265 foreign withholding tax)	$23,111,089
Unaffiliated interest income	14,388,751
Affiliated income from securities lending, net	2,440,421
Affiliated dividend income	116,198

40,056,459

EXPENSES
Advisory fees	11,482,203
Shareholder servicing fees and expenses	1,350,847
Custodian and accounting fees	275,000
Audit fee	26,000
Insurance expenses	25,000
Commitment fee on syndicated credit agreement	25,000
Trustees’ fees	21,000
Transfer agent’s fees and expenses (including affiliated expense of $8,200) (Note 4)	14,000
Shareholders’ reports	12,000
Legal fees and expenses	11,000
Loan interest expense (Note 7)	10,736
Miscellaneous	16,938

Total expenses	13,269,724
Less: shareholder servicing fee waiver	(189,482)

Net expenses	13,080,242

NET INVESTMENT INCOME	26,976,217

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(409,927,071)
Foreign currency transactions	(86,846)

(410,013,917)

Net change in unrealized appreciation (depreciation) on:
Investments	690,562,412
Foreign currencies	(2,542)

690,559,870

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	280,545,953

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$307,522,170

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$26,976,217	$29,515,204
Net realized loss on investments and foreign currency transactions	(410,013,917)	(242,563,959)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	690,559,870	(482,087,114)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	307,522,170	(695,135,869)

DISTRIBUTIONS	(29,592,386)	(36,465,866)

FUND SHARE TRANSACTIONS:
Fund share sold [169,172,797 and 100,676,329 shares, respectively]	1,283,633,013	982,408,322
Fund share issued in reinvestment of distributions [4,048,206 and 3,306,062 shares, respectively]	29,592,386	36,465,866
Net asset value of shares issued in merger [26,516,826 and 0 shares, respectively] (Note 10)	222,150,938	—
Fund share repurchased [27,032,866 and 131,258,220 shares, respectively]	(181,789,210)	(1,176,104,164)

INCREASE (DECREASE) NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,353,587,127	(157,229,976)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,631,516,911	(888,831,711)
NET ASSETS:
Beginning of year	787,962,997	1,676,794,708

End of year	$2,419,479,908	$787,962,997

SEE NOTES TO FINANCIAL STATEMENTS.
A140

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.8%
		Value
COMMON STOCKS	Shares	(Note 2)

Apparel — 2.2%
NIKE, Inc. (Class B Stock)(a)	141,440	$9,344,941

Beverages — 3.7%
PepsiCo, Inc.	257,480	15,654,784

Biotechnology — 3.7%
Biogen Idec, Inc.*	159,120	8,512,920
Gilead Sciences, Inc.*	167,070	7,230,790

		15,743,710

Commercial Services — 2.3%
Western Union Co. (The)	513,080	9,671,558

Commercial Services – Finance — 2.2%
Visa, Inc. (Class A Stock)(a)	108,280	9,470,169

Computer Software — 3.7%
Microsoft Corp.	517,404	15,775,648

Computers — 4.4%
Apple, Inc.*	87,870	18,528,268

Cosmetics/Personal Care — 3.8%
Procter & Gamble Co. (The)	265,440	16,093,627

Financial – Bank & Trust — 1.9%
Northern Trust Corp.	156,011	8,174,976

Financials — 5.5%
Charles Schwab Corp. (The)(a)	486,290	9,151,978
CME Group, Inc.	42,420	14,250,999

		23,402,977

Healthcare Products — 6.9%
Johnson & Johnson	269,820	17,379,106
St. Jude Medical, Inc.*	320,000	11,769,600

		29,148,706

Internet Services — 3.5%
Equinix, Inc.*(a)	140,700	14,935,305

Lodging — 1.6%
Marriott International, Inc. (Class A Stock)(a)	242,904	6,619,134

Medical Products — 6.0%
Baxter International, Inc.	285,260	16,739,057
Thermo Fisher Scientific, Inc.*	182,660	8,711,055

		25,450,112

Networking/Telecom Equipment — 3.6%
Cisco Systems, Inc.*	648,520	15,525,569

Oil & Gas — 5.7%
Halliburton Co.	271,780	8,177,860
Occidental Petroleum Corp.	116,230	9,455,311
Suncor Energy, Inc. (Canada)	185,270	6,541,884

		24,175,055

Oil Well Services & Equipment — 3.5%
Schlumberger Ltd. (Netherlands Antilles)	229,460	14,935,551

Pharmaceuticals — 3.7%
Express Scripts, Inc.*	87,650	7,577,343
Teva Pharmaceutical Industries Ltd., ADR (Israel)	143,730	8,074,751

		15,652,094

Real Estate — 3.0%
CB Richard Ellis Group, Inc. (Class A Stock)*(a)	953,350	12,936,960

Retailing — 7.8%
Costco Wholesale Corp.	206,720	12,231,622
Lowe’s Cos., Inc.	454,823	10,638,310
Target Corp.	209,240	10,120,939

		32,990,871

Savings & Loan — 1.0%
People’s United Financial, Inc.	248,430	4,148,781

Semiconductors — 7.1%
Broadcom Corp. (Class A Stock)*(a)	419,730	13,200,509
QUALCOMM, Inc.	363,790	16,828,925

		30,029,434

Software — 3.9%
Oracle Corp.	679,080	16,664,623

Telecommunications — 7.1%
American Tower Corp. (Class A Stock)*	452,760	19,563,759
Crown Castle International Corp.*(a)	267,540	10,444,762

		30,008,521

TOTAL LONG-TERM INVESTMENTS
(cost $351,494,531)		415,081,374

SHORT-TERM INVESTMENT — 19.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $80,984,352; includes $67,319,216 of cash collateral for securities on loan)(b)(w) (Note 4)	80,984,352	80,984,352

TOTAL INVESTMENTS — 116.9%
(cost $432,478,883)		496,065,726
Liabilities in excess of other assets — (16.9)%		(71,743,131)

NET ASSETS — 100.0%		$424,322,595

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $64,870,107; cash collateral of $67,319,216 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.
A141

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$415,081,374	$—	$—
Affiliated Money Market Mutual Fund	80,984,352	—	—

	$496,065,726	$—	$—
Other Financial Instruments*	—	—	—

Total	$496,065,726	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (15.9% represents investments purchased with collateral from securities on loan)	19.1%
Retailing	7.8
Semiconductors	7.1
Telecommunications	7.1
Healthcare Products	6.9
Medical Products	6.0
Oil & Gas	5.7
Financials	5.5
Computers	4.4
Software	3.9
Cosmetics/Personal Care	3.8
Computer Software	3.7
Biotechnology	3.7
Beverages	3.7
Pharmaceuticals	3.7
Networking/Telecom Equipment	3.6
Oil Well Services & Equipment	3.5
Internet Services	3.5
Real Estate	3.0
Commercial Services	2.3
Commercial Services – Finance	2.2
Apparel	2.2
Financial – Bank & Trust	1.9
Lodging	1.6
Savings & Loan	1.0

116.9
Liabilities in excess of other assets	(16.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A142

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $64,870,107:
Unaffiliated investments (cost $351,494,531)	$415,081,374
Affiliated investments (cost $80,984,352)	80,984,352
Dividends receivable	286,487
Receivable for fund share sold	121,738
Prepaid expenses	8,434

Total Assets	496,482,385

LIABILITIES:
Payable to broker for collateral for securities on loan	67,319,216
Payable for investments purchased	3,174,422
Payable to custodian	1,457,775
Advisory fees payable	120,026
Payable for fund share repurchased	46,416
Accrued expenses and other liabilities	38,740
Shareholder servicing fees payable	2,283
Affiliated transfer agent fee payable	912

Total Liabilities	72,159,790

NET ASSETS	$424,322,595

Net assets were comprised of:
Paid-in capital	$1,125,248,986
Retained earnings	(700,926,391)

Net assets, December 31, 2009	$424,322,595

Net asset value and redemption price per share, $424,322,595 / 17,091,035 outstanding shares of beneficial interest	$24.83

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $26,481 foreign withholding tax)	$4,326,542
Affiliated income from securities lending, net	148,395
Affiliated dividend income	43,457

4,518,394

EXPENSES
Advisory fees	2,901,496
Shareholder servicing fees and expenses	322,373
Custodian and accounting fees	89,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	13,000
Trustees’ fees	11,000
Insurance expenses	7,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 7)	206
Miscellaneous	7,696

Total expenses	3,393,771

NET INVESTMENT INCOME	1,124,623

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(43,584,788)
Net change in unrealized appreciation (depreciation) on investments	170,375,313

NET GAIN ON INVESTMENTS	126,790,525

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,915,148

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,124,623	$(313,266)
Net realized gain (loss) on investment transactions	(43,584,788)	687,205
Net change in unrealized appreciation (depreciation) on investments	170,375,313	(201,198,980)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	127,915,148	(200,825,041)

DISTRIBUTIONS	—	(665,656)

FUND SHARE TRANSACTIONS:
Fund share sold [3,545,851 and 1,282,888 shares, respectively]	74,679,009	30,290,226
Fund share issued in reinvestment of distributions [0 and 24,365 shares, respectively]	—	665,656
Fund share repurchased [2,127,598 and 6,822,495 shares, respectively]	(38,781,601)	(159,356,754)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	35,897,408	(128,400,872)

TOTAL INCREASE (DECREASE) IN NET ASSETS	163,812,556	(329,891,569)
NET ASSETS:
Beginning of year	260,510,039	590,401,608

End of year	$424,322,595	$260,510,039

SEE NOTES TO FINANCIAL STATEMENTS.
A143

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 96.3%
		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 1.1%
Lamar Advertising Co. (Class A Stock)*(a)	151,891	$4,722,291

Aerospace/Defense — 1.3%
Alliant Techsystems, Inc.*(a)	66,025	5,828,027

Apparel — 1.5%
Polo Ralph Lauren Corp.	79,400	6,429,812

Apparel/Shoes — 1.4%
Coach, Inc. (a)	171,830	6,276,950

Beverages — 1.8%
Hansen Natural Corp.*(a)	209,050	8,027,520

Biotechnology — 3.9%
Biogen Idec, Inc.*	171,400	9,169,900
Millipore Corp.*(a)	75,200	5,440,720
Talecris Biotherapeutics Holdings Corp.*	108,500	2,416,295

		17,026,915

Chemicals — 1.9%
Ecolab, Inc.	186,100	8,296,338

Commercial Services — 4.2%
Iron Mountain, Inc.*(a)	358,285	8,154,567
Quanta Services, Inc.*	144,100	3,003,044
Verisk Analytics, Inc. (Class A Stock)*	113,900	3,448,892
Western Union Co. (The)	214,200	4,037,670

		18,644,173

Consumer Products & Services — 6.7%
Avon Products, Inc.	262,000	8,253,000
Chattem, Inc.*(a)	121,366	11,323,448
Fortune Brands, Inc.	126,800	5,477,760
Newell Rubbermaid, Inc.	295,030	4,428,400

		29,482,608

Diversified Financial Services — 4.3%
IntercontinentalExchange, Inc.*(a)	78,000	8,759,400
SLM Corp.*	450,700	5,079,389
TD Ameritrade Holding Corp.*(a)	271,300	5,257,794

		19,096,583

Drugs & Medicine — 2.8%
Amylin Pharmaceuticals, Inc.*(a)	416,268	5,906,843
Shire PLC, ADR (United Kingdom)(a)	111,400	6,539,180

		12,446,023

Educational Services — 1.3%
Apollo Group, Inc. (Class A Stock)*	94,700	5,736,926

Electronic Components — 3.8%
Amphenol Corp. (Class A Stock)	191,362	8,837,097
Energizer Holdings, Inc.*	128,400	7,868,352

		16,705,449

Electronics — 1.5%
FLIR Systems, Inc.*(a)	206,700	6,763,224

Entertainment & Leisure — 1.8%
NetFlix, Inc.*(a)	141,596	7,807,603

Financial – Bank & Trust — 2.5%
Northern Trust Corp.	212,600	11,140,240

Financial Service — 2.1%
Global Payments, Inc.	169,221	9,114,243

Hand/Machine Tools — 1.4%
Kennametal, Inc. (a)	234,570	6,080,054

Healthcare Products — 3.3%
CareFusion Corp.*	136,205	3,406,487
St. Jude Medical, Inc.*	302,700	11,133,306

		14,539,793

Healthcare Services — 1.5%
Charles River Laboratories International, Inc.*	189,763	6,393,116

Industrial Products — 1.0%
Roper Industries, Inc. (a)	79,600	4,168,652

Internet Services — 2.5%
Equinix, Inc.*(a)	103,050	10,938,758

Lodging — 1.7%
Marriott International, Inc. (Class A Stock)(a)	147,644	4,023,299
Starwood Hotels & Resorts Worldwide, Inc. (a)	95,700	3,499,749

		7,523,048

Manufacturing — 1.0%
Rockwell Automation, Inc. (a)	90,121	4,233,885

Medical Products — 2.9%
C.R. Bard, Inc.	96,026	7,480,425
Henry Schein, Inc.*(a)	100,311	5,276,359

		12,756,784

Oil & Gas — 4.7%
Continental Resources, Inc.*(a)	112,300	4,816,547
Core Laboratories NV (Netherlands)(a)	55,726	6,582,355
Dril-Quip, Inc.*(a)	79,888	4,512,074
Whiting Petroleum Corp.*(a)	65,700	4,694,265

		20,605,241

Oil Well Services & Equipment — 2.5%
Cameron International Corp.*	266,900	11,156,420

Paper & Forest Products — 0.5%
Schweitzer-Mauduit International, Inc. (a)	32,625	2,295,169

Real Estate — 2.8%
CB Richard Ellis Group, Inc. (Class A Stock)*(a)	892,910	12,116,789

Retail — 9.0%
Bed Bath & Beyond, Inc.*(a)	106,265	4,105,017
Dick’s Sporting Goods, Inc.*	194,275	4,831,619

SEE NOTES TO FINANCIAL STATEMENTS.
A144

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Retail (cont’d.)
GameStop Corp. (Class A Stock)*(a)	192,000	$4,212,480
PetSmart, Inc. (a)	315,761	8,427,661
Staples, Inc.	354,000	8,704,860
Tiffany & Co.	160,100	6,884,300
Urban Outfitters, Inc.*	63,400	2,218,366

		39,384,303

Savings & Loan — 2.1%
People’s United Financial, Inc.	549,782	9,181,359

Semiconductors — 5.8%
Altera Corp. (a)	190,300	4,306,489
Broadcom Corp. (Class A Stock)*(a)	329,000	10,347,050
FormFactor, Inc.*(a)	299,845	6,524,627
Linear Technology Corp.	144,307	4,407,136

		25,585,302

Software — 3.1%
Citrix Systems, Inc.*	117,900	4,905,819
Emdeon, Inc. (Class A Stock)*	269,037	4,102,814
Salesforce.com, Inc.*(a)	64,300	4,743,411

		13,752,044

Technology Services — 1.0%
Cognizant Technology Solutions Corp. (Class A Stock)*	93,991	4,257,792

Telecommunications — 5.2%
American Tower Corp. (Class A Stock)*	215,218	9,299,570
Crown Castle International Corp.*(a)	149,575	5,839,408
tw telecom, Inc.*(a)	459,398	7,874,082

		23,013,060

Transportation — 0.4%
C.H. Robinson Worldwide, Inc. (a)	31,400	1,844,122

TOTAL LONG-TERM INVESTMENTS
(cost $375,731,006)		423,370,616

SHORT-TERM INVESTMENT — 35.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $155,710,042; includes $134,765,685 of cash collateral for securities on loan)(b)(w) (Note 4)	155,710,042	155,710,042

TOTAL INVESTMENTS — 131.7%
(cost $531,441,048)		579,080,658
Liabilities in excess of other assets — (31.7)%		(139,303,063)

NET ASSETS — 100.0%		$439,777,595

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $130,184,642; cash collateral of $134,765,685 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$423,370,616	$—	$—
Affiliated Money Market Mutual Fund	155,710,042	—	—

	$579,080,658	$—	$—
Other Financial Instruments*	—	—	—

Total	$579,080,658	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.
A145

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (30.6% represents investments purchased with collateral from securities on loan)	35.4%
Retail	9.0
Consumer Products & Services	6.7
Semiconductors	5.8
Telecommunications	5.2
Oil & Gas	4.7
Diversified Financial Services	4.3
Commercial Services	4.2
Biotechnology	3.9
Electronic Components	3.8
Healthcare Products	3.3
Software	3.1
Medical Products	2.9
Drugs & Medicine	2.8
Real Estate	2.8
Oil Well Services & Equipment	2.5
Financial – Bank & Trust	2.5
Internet Services	2.5
Savings & Loan	2.1
Financial Services	2.1
Chemicals	1.9
Beverages	1.8
Entertainment & Leisure	1.8
Lodging	1.7
Electronics	1.5
Apparel	1.5
Healthcare Services	1.5
Apparel/Shoes	1.4
Hand/Machine Tools	1.4
Aerospace/Defense	1.3
Educational Services	1.3
Advertising	1.1
Technology Services	1.0
Manufacturing	1.0
Industrial Products	1.0
Paper & Forest Products	0.5
Transportation	0.4

131.7
Liabilities in excess of other assets	(31.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A146

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $130,184,642:
Unaffiliated investments (cost $375,731,006)	$423,370,616
Affiliated investments (cost $155,710,042)	155,710,042
Cash	825,164
Receivable for fund share sold	403,142
Dividends receivable	190,305
Prepaid expenses	3,821

Total Assets	580,503,090

LIABILITIES:
Payable to broker for collateral for securities on loan	134,765,685
Payable for investments purchased	5,475,005
Payable for fund share repurchased	313,888
Advisory fees payable	125,877
Accrued expenses and other liabilities	41,701
Shareholder servicing fees payable	2,427
Affiliated transfer agent fee payable	912

Total Liabilities	140,725,495

NET ASSETS	$439,777,595

Net assets were comprised of:
Paid-in capital	$423,983,495
Retained earnings	15,794,100

Net assets, December 31, 2009	$439,777,595

Net asset value and redemption price per share, $439,777,595 / 96,770,090 outstanding shares of beneficial interest	$4.54

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $4,027 foreign withholding tax)	$1,125,079
Affiliated income from securities lending, net	222,531
Affiliated dividend income	42,194

1,389,804

EXPENSES
Advisory fees	1,982,760
Shareholder servicing fees and expenses	198,276
Custodian and accounting fees	74,000
Audit fee	19,000
Shareholders’ reports	14,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Trustees’ fees	9,000
Legal fees and expenses	5,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	4,000
Loan interest expense (Note 7)	97
Miscellaneous	8,110

Total expenses	2,332,243

NET INVESTMENT LOSS	(942,439)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(10,662,772)
Net change in unrealized appreciation (depreciation) on investments	97,234,901

NET GAIN ON INVESTMENTS	86,572,129

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$85,629,690

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(942,439)	$(319,660)
Net realized loss on investment transactions	(10,662,772)	(17,481,860)
Net change in unrealized appreciation (depreciation) on investments	97,234,901	(75,608,605)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	85,629,690	(93,410,125)

DISTRIBUTIONS	—	(46,833,746)

FUND SHARE TRANSACTIONS:
Fund share sold [68,445,181 and 13,966,008 shares, respectively]	274,593,376	64,810,377
Fund share issued in reinvestment of distributions [0 and 9,499,746 shares, respectively]	—	46,833,746
Fund share repurchased [8,992,058 and 41,417,343 shares, respectively]	(28,185,214)	(187,733,968)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	246,408,162	(76,089,845)

TOTAL INCREASE (DECREASE) IN NET ASSETS	332,037,852	(216,333,716)
NET ASSETS:
Beginning of year	107,739,743	324,073,459

End of year	$439,777,595	$107,739,743

SEE NOTES TO FINANCIAL STATEMENTS.
A147

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 95.2%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 1.0%
AAR Corp.*(a)	41,508	$953,854
TransDigm Group, Inc.	9,857	468,109

		1,421,963

Airlines — 0.3%
JetBlue Airways Corp.*(a)	70,337	383,337

Auto Repair — 0.4%
Monro Muffler Brake, Inc. (a)	15,006	501,801

Automotive Parts — 1.0%
Asbury Automotive Group, Inc.*	30,546	352,196
Tenneco, Inc.*	23,892	423,605
TRW Automotive Holdings Corp.*(a)	29,090	694,669

		1,470,470

Banking — 0.5%
Home BancShares, Inc.	19,038	458,245
Lakeland Financial Corp.	13,870	239,258
S.Y. Bancorp, Inc.	4,001	85,421

		782,924

Basic Materials – Chemical — 0.9%
Minerals Technologies, Inc.	23,873	1,300,362

Basic Materials – Forest — 0.5%
Universal Forest Products, Inc.	18,755	690,372

Basic Materials – Mining — 1.0%
Commercial Metals Co.	71,913	1,125,438
Schnitzer Steel Industries, Inc. (Class A Stock)	5,630	268,551

		1,393,989

Chemicals — 2.8%
Fuller (H.B.) Co.	56,293	1,280,666
KMG Chemicals, Inc.	7,556	112,962
PolyOne Corp.*	152,705	1,140,706
Rockwood Holdings, Inc.*	8,750	206,150
Sensient Technologies Corp.	13,667	359,442
Solutia, Inc.*	76,190	967,613

		4,067,539

Clothing & Apparel — 0.3%
G-III Apparel Group Ltd.*(a)	17,960	389,193

Commercial Services — 0.8%
Aegean Marine Petroleum Network, Inc. (Marshall Islands)	40,101	1,101,976
Team, Inc.*	3,608	67,866

		1,169,842

Computer Services & Software — 1.6%
Avid Technology, Inc.*(a)	67,746	864,439
Monotype Imaging Holdings, Inc.*	33,740	304,672
Parametric Technology Corp.*	72,320	1,181,709

		2,350,820

Construction — 0.8%
Meritage Homes Corp.*	26,872	519,436

Ryland Group, Inc.	30,780	606,366

		1,125,802

Consumer Cyclicals – Construction — 0.9%
Comfort Systems USA, Inc.	108,954	1,344,492

Consumer Cyclicals – Retail Apparel — 1.7%
Aaron’s, Inc.	30,209	837,696
Big Lots, Inc.*	16,827	487,646
Gymboree Corp.*(a)	24,235	1,053,980

		2,379,322

Consumer Products & Services — 0.3%
Central Garden & Pet Co.*	42,639	456,237

Consumer Staples – Home Products — 0.3%
Elizabeth Arden, Inc.*	30,815	444,969

Consumer Staples – Restaurants — 0.5%
California Pizza Kitchen, Inc.*	53,594	720,839

Distribution/Wholesale — 1.0%
Beacon Roofing Supply, Inc.*	36,313	581,008
Pool Corp. (a)	28,559	544,906
WESCO International, Inc.*(a)	10,550	284,955

		1,410,869

Diversified Financial Services — 0.1%
BGC Partners, Inc. (Class A Stock)	36,271	167,572

Electrical Utilities — 1.1%
Cleco Corp.	42,612	1,164,586
Great Plains Energy, Inc.	11,693	226,727
NorthWestern Corp.	8,875	230,928

		1,622,241

Electronic Components & Equipment — 2.2%
Electronics for Imaging, Inc.*	85,151	1,107,815
Empire District Electric Co. (The)	6,395	119,778
EnerSys*	25,760	563,371
Gentex Corp.	21,290	380,026
Littelfuse, Inc.*	15,326	492,731
Watts Water Technologies, Inc. (Class A Stock)	16,193	500,688

		3,164,409

Engineering & Construction — 0.2%
MYR Group, Inc.*	18,830	340,446

Equipment Services — 1.5%
Michael Baker Corp.*	5,090	210,726
RSC Holdings, Inc.*(a)	96,672	680,571
Watsco, Inc.	25,056	1,227,243

		2,118,540

Exchange Traded Funds — 4.7%
iShares Russell 2000 Value Index Fund(a)	116,877	6,783,541

Financial – Bank & Trust — 10.0%
Bank of the Ozarks, Inc.	31,141	911,497

SEE NOTES TO FINANCIAL STATEMENTS.
A148

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Financial – Bank & Trust (cont’d.)
Berkshire Hills Bancorp, Inc.	8,795	$181,881
Boston Private Financial Holdings, Inc.	57,615	332,438
Bridge Capital Holdings*(a)	9,818	68,726
Brookline Bancorp, Inc.	54,235	537,469
Capital City Bank Group, Inc. (a)	10,346	143,189
CoBiz Financial, Inc.	39,143	185,929
East West Bancorp, Inc.	44,292	699,814
First Financial Holdings, Inc.	19,550	253,954
FirstMerit Corp.	34,922	703,329
FNB Corp.	63,362	430,228
Glacier Bancorp, Inc.	79,753	1,094,211
Hancock Holding Co.	25,598	1,120,936
Heritage Financial Corp.	13,760	189,613
IBERIABANK Corp.	8,501	457,439
KBW, Inc.*(a)	17,653	482,986
MB Financial, Inc.	18,330	361,468
MF Global Ltd. (Bermuda)(a)	67,777	471,050
NewAlliance Bancshares, Inc. (a)	43,518	522,651
Northwest Bancshares, Inc. (a)	18,330	207,496
PacWest Bancorp(a)	10,541	212,401
Prosperity Bancshares, Inc.	31,043	1,256,310
SCBT Financial Corp.	18,253	505,426
Seacoast Banking Corp. of Florida	45,974	74,938
Sierra Bancorp	7,776	59,331
Signature Bank*(a)	38,655	1,233,094
Simmons First National Corp. (Class A Stock)	10,190	283,282
Southcoast Financial Corp.*	15,546	50,214
Summit State Bank	9,773	51,308
Texas Capital Bancshares, Inc.*	15,257	212,988
Trico Bancshares	18,601	309,707
UMB Financial Corp.	17,487	688,113
United Community Banks, Inc.*	17,973	60,928

		14,354,344

Financial – Brokerage — 0.4%
Knight Capital Group, Inc. (Class A Stock)*(a)	41,121	633,263

Financial Services — 3.3%
Apollo Investment Corp.	59,276	564,900
Dime Community Bancshares	18,905	221,567
E*Trade Financial Corp.*(a)	366,010	640,517
Financial Federal Corp.	19,756	543,290
First Cash Financial Services, Inc.*	18,864	418,592
First Financial Bankshares, Inc. (a)	24,327	1,319,253
PennantPark Investment Corp.	39,518	352,501
Pinnacle Financial Partners, Inc.*(a)	33,627	478,176
WSFS Financial Corp.	6,104	156,446

		4,695,242

Food — 1.5%
American Italian Pasta Co. (Class A Stock)*	14,990	521,502
Hain Celestial Group, Inc. (The)*	27,550	468,626
Lance, Inc.	16,301	428,716
TreeHouse Foods, Inc.*	17,380	675,387

		2,094,231

Food and Beverage — 0.5%
Casey’s General Stores, Inc.	21,427	683,950

Hand/Machine Tools — 0.6%
Regal-Beloit Corp.	17,300	898,562

Healthcare Services — 3.6%
Amedisys, Inc.*(a)	33,274	1,615,786
Hill-Rom Holdings, Inc.	17,280	414,547
Lincare Holdings, Inc.*(a)	29,818	1,106,844
Omega Healthcare Investors, Inc. (a)	68,010	1,322,795
Psychiatric Solutions, Inc.*	32,760	692,546

		5,152,518

Hotels & Motels — 0.8%
Ameristar Casinos, Inc.	34,288	522,206
Gaylord Entertainment Co.*(a)	34,696	685,246

		1,207,452

Industrial Products — 0.4%
Olympic Steel, Inc.	16,643	542,229

Industrials – Components — 2.2%
Actuant Corp. (Class A Stock)	78,959	1,463,110
Applied Industrial Technologies, Inc.	53,761	1,186,505
Intermec, Inc.*	41,589	534,835

		3,184,450

Industrials – Electrical Equipment — 1.1%
Anixter International, Inc.*	26,416	1,244,194
Franklin Electric Co., Inc.	10,878	316,332

		1,560,526

Industrials – Machinery — 0.8%
MTS Systems Corp.	20,338	584,514
Tennant Co.	22,775	596,477

		1,180,991

Insurance — 0.2%
MGIC Investment Corp.*(a)	41,080	237,442

Insurance – Life Insurance — 0.7%
American Equity Investment Life Holding Co.	136,833	1,018,038

Insurance – Property Insurance — 4.6%
Ambac Financial Group, Inc.*(a)	68,727	57,043
Aspen Insurance Holdings Ltd. (Bermuda)	24,081	612,861
Assured Guaranty Ltd. (Bermuda)	12,859	279,812
Donegal Group, Inc.	17,494	271,857
Max Capital Group Ltd. (Bermuda)	54,161	1,207,790
Meadowbrook Insurance Group, Inc.	165,253	1,222,872
PMI Group, Inc. (The)*	30,360	76,507
ProAssurance Corp.*	21,190	1,138,115
RLI Corp.	14,119	751,837
Tower Group, Inc.	40,448	946,888

		6,565,582

SEE NOTES TO FINANCIAL STATEMENTS.
A149

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Investment Companies — 0.4%
Ares Capital Corp.	46,730	$581,789

IT Services — 0.3%
ADC Telecommunications, Inc.*	75,214	467,079

Machinery — 1.0%
Altra Holdings, Inc.*	17,490	216,002
Graco, Inc.	25,400	725,678
Robbins & Myers, Inc.	19,460	457,699

		1,399,379

Machinery & Equipment — 1.1%
Mueller Water Products, Inc. (Class A Stock)	138,810	721,812
T-3 Energy Services, Inc.*	31,448	801,924

		1,523,736

Medical Supplies & Equipment — 1.5%
American Medical Systems
Holdings, Inc.*(a)	48,771	940,793
Cardiac Science Corp.*	94,709	211,201
Kinetic Concepts, Inc.*(a)	7,837	295,063
Symmetry Medical, Inc.*	80,918	652,199

		2,099,256

Metals & Mining — 2.0%
Kaiser Aluminum Corp.	45,366	1,888,133
Mueller Industries, Inc.	40,184	998,170

		2,886,303

Office Supplies — 0.3%
School Specialty, Inc.*	18,731	438,118

Oil & Gas — 5.7%
Atlas Energy, Inc. (a)	64,900	1,958,033
Brigham Exploration Co.*	61,240	829,802
Dril-Quip, Inc.*	18,765	1,059,847
Hornbeck Offshore Services, Inc.*	34,730	808,514
Key Energy Services, Inc.*	57,129	502,164
Laclede Group, Inc. (The)	5,679	191,780
Oil States International, Inc.*(a)	12,581	494,308
Resolute Energy Corp.*	86,900	1,001,088
Rex Energy Corp.*	46,415	556,980
Rosetta Resources, Inc.*	36,433	726,110

		8,128,626

Real Estate — 0.6%
Pebblebrook Hotel Trust*	13,556	298,367
Retail Opportunity Investments Corp.*	51,179	517,420

		815,787

Real Estate Investment Trust – Apartment — 1.4%
American Campus Communities, Inc. (a)	71,555	2,010,695

Real Estate Investment Trust – Mortgage — 0.8%
MFA Financial, Inc.	152,120	1,118,082

Real Estate Investment Trust – Office Industrial — 1.0%
Parkway Properties, Inc.	66,561	1,385,800

Real Estate Investment Trust – Other REITs — 3.4%
BioMed Realty Trust, Inc. (a)	74,610	1,177,346
Cogdell Spencer, Inc.	42,595	241,088
Cypress Sharpridge Investments, Inc. (a)	58,254	787,011
Digital Realty Trust, Inc. (a)	21,887	1,100,478
Entertainment Properties Trust(a)	42,262	1,490,581

		4,796,504

Real Estate Investment Trust – Retail — 1.6%
Acadia Realty Trust	44,794	755,675
National Retail Properties, Inc. (a)	68,705	1,457,920

		2,213,595

Real Estate Investment Trusts — 0.3%
Hatteras Financial Corp.	12,971	362,669

Restaurants — 0.3%
CEC Entertainment, Inc.*(a)	13,601	434,144

Retail & Merchandising — 4.3%
AnnTaylor Stores Corp.*	33,140	452,030
Children’s Place Retail Stores, Inc. (The)*(a)	19,238	635,046
Finish Line, Inc. (The) (Class A Stock)	65,381	820,531
Fossil, Inc.	24,662	827,657
Hibbett Sports, Inc.*(a)	25,925	570,091
HSN, Inc.*	33,452	675,396
Jo-Ann Stores, Inc.*	35,580	1,289,419
Jos. A. Bank Clothiers, Inc.*(a)	14,940	630,319
Pantry, Inc. (The)*	16,980	230,758

		6,131,247

Semiconductors — 3.0%
ATMI, Inc.*(a)	21,999	409,621
Emulex Corp.*	60,478	659,210
Entegris, Inc.*	107,620	568,234
Fairchild Semiconductor International, Inc.*	70,433	703,626
Micrel, Inc.	60,148	493,214
MKS Instruments, Inc.*	38,396	668,474
Semtech Corp.*	42,094	716,019

		4,218,398

Services – Environmental — 0.7%
Waste Connections, Inc.*	29,979	999,500

Services – Industrial Services — 1.0%
G & K Services, Inc. (Class A Stock)	29,896	751,287
On Assignment, Inc.*	41,526	296,911
Resources Connection, Inc.*	20,165	427,901

		1,476,099

Software — 0.8%
JDA Software Group, Inc.*	42,273	1,076,693

SEE NOTES TO FINANCIAL STATEMENTS.
A150

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Telecommunications — 2.0%
Knology, Inc.*	50,283	$550,598
Plantronics, Inc.	29,294	761,058
Polycom, Inc.*(a)	32,621	814,546
Premiere Global Services, Inc.*	96,371	795,061

		2,921,263

Transportation — 0.1%
Golar LNG Ltd. (Bermuda)*	12,150	155,763

Transportation – Airlines — 1.2%
AirTran Holdings, Inc.*(a)	314,819	1,643,355

Utilities — 0.3%
UniSource Energy Corp.	11,490	369,863

Utilities – Electrical Utilities — 2.3%
CH Energy Group, Inc.	1,834	77,982
El Paso Electric Co.*	106,402	2,157,832
MGE Energy, Inc.	5,720	204,433
Westar Energy, Inc.	40,919	888,761

		3,329,008

Utilities – Gas Utilities — 0.7%
South Jersey Industries, Inc.	2,130	81,323
Southwest Gas Corp.	34,656	988,736

		1,070,059

TOTAL LONG-TERM INVESTMENTS
(cost $125,145,248)		136,063,521

SHORT-TERM INVESTMENTS — 28.1%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $40,161,427; includes $33,749,283 of cash collateral for securities on loan)(b)(w) (Note 4)	40,161,427	40,161,427

TOTAL INVESTMENTS — 123.3%
(cost $165,306,675)		176,224,948
Liabilities in excess of other assets — (23.3)%		(33,308,375)

NET ASSETS — 100.0%		$142,916,573

The following abbreviation is used in the Portfolio descriptions:
REIT	Real Estate Investment Trust
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $32,316,915; cash collateral of $33,749,283 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$136,063,521	$—	$—
Affiliated Money Market Mutual Fund	40,161,427	—	—

	$176,224,948	$—	$—
Other Financial Instruments*	—	—	—

Total	$176,224,948	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.
A151

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (23.6% represents investments purchased with collateral from securities on loan)	28.1%
Financial – Bank & Trust	10.0
Oil & Gas	5.7
Exchange Traded Funds	4.7
Insurance – Property Insurance	4.6
Retail & Merchandising	4.3
Healthcare Services	3.6
Real Estate Investment Trust – Other REITs	3.4
Financial Services	3.3
Semiconductors	3.0
Chemicals	2.8
Utilities – Electrical Utilities	2.3
Industrials – Components	2.2
Electronic Components & Equipment	2.2
Telecommunications	2.0
Metals & Mining	2.0
Consumer Cyclicals – Retail Apparel	1.7
Computer Services & Software	1.6
Real Estate Investment Trust – Retail	1.6
Equipment Services	1.5
Medical Supplies & Equipment	1.5
Food	1.5
Real Estate Investment Trust – Apartment	1.4
Transportation – Airlines	1.2
Electrical Utilities	1.1
Industrials – Electrical Equipment	1.1
Machinery & Equipment	1.1
Services – Industrial Services	1.0
Automotive Parts	1.0
Aerospace	1.0
Distribution/Wholesale	1.0
Machinery	1.0
Basic Materials – Mining	1.0
Real Estate Investment Trust – Office Industrial	1.0
Consumer Cyclicals – Construction	0.9
Basic Materials – Chemical	0.9
Hotels & Motels	0.8
Industrials – Machinery	0.8
Commercial Services	0.8
Construction	0.8
Real Estate Investment Trust – Mortgage	0.8
Software	0.8
Utilities – Gas Utilities	0.7
Insurance – Life Insurance	0.7
Services – Environmental	0.7
Hand/Machine Tools	0.6
Real Estate	0.6
Banking	0.5
Consumer Staples – Restaurants	0.5
Basic Materials – Forest	0.5
Food and Beverage	0.5
Financial – Brokerage	0.4
Investment Companies	0.4
Industrial Products	0.4
Auto Repair	0.4
IT Services	0.3
Consumer Products & Services	0.3
Consumer Staples – Home Products	0.3
Office Supplies	0.3
Restaurants	0.3
Clothing & Apparel	0.3
Airlines	0.3
Utilities	0.3
Real Estate Investment Trusts	0.3
Engineering & Construction	0.2
Insurance	0.2
Diversified Financial Services	0.1
Transportation	0.1

123.3
Liabilities in excess of other assets	(23.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A152

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $32,316,915:
Unaffiliated investments (cost $125,145,248)	$136,063,521
Affiliated investments (cost $40,161,427)	40,161,427
Cash	216,116
Receivable for fund share sold	867,962
Receivable for investments sold	364,725
Dividends receivable	248,534
Prepaid expenses	927

Total Assets	177,923,212

LIABILITIES:
Payable to broker for collateral for securities on loan	33,749,283
Payable for investments purchased	1,154,762
Advisory fees payable	63,481
Accrued expenses and other liabilities	37,415
Affiliated transfer agent fee payable	912
Shareholder servicing fees payable	786

Total Liabilities	35,006,639

NET ASSETS	$142,916,573

Net assets were comprised of:
Paid-in capital	$158,822,856
Retained earnings	(15,906,283)

Net assets, December 31, 2009	$142,916,573

Net asset value and redemption price per share, $142,916,573 / 17,268,407 outstanding shares of beneficial interest	$8.28

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,174 foreign withholding tax)	$1,985,108
Affiliated income from securities lending, net	101,433
Affiliated dividend income	15,489

2,102,030

EXPENSES
Advisory fees	939,809
Shareholder servicing fees and expenses	98,927
Custodian and accounting fees	71,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Trustees’ fees	8,000
Shareholders’ reports	7,000
Legal fees and expenses	4,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 7)	116
Miscellaneous	8,316

Total expenses	1,173,168

NET INVESTMENT INCOME	928,862

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(11,726,285)
Net change in unrealized appreciation (depreciation) on investments	36,113,923

NET GAIN ON INVESTMENTS	24,387,638

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,316,500

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$928,862	$1,264,868
Net realized loss on investment transactions	(11,726,285)	(14,672,885)
Net change in unrealized appreciation (depreciation) on investments	36,113,923	(20,518,907)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,316,500	(33,926,924)

DISTRIBUTIONS	(1,274,573)	(29,388,418)

FUND SHARE TRANSACTIONS:
Fund share sold [7,065,339 and 2,171,892 shares, respectively]	50,114,292	17,744,812
Fund share issued in reinvestment of distributions [189,951 and 3,197,869 shares, respectively]	1,274,573	29,388,418
Fund share repurchased [2,897,783 and 5,174,287 shares, respectively]	(17,948,643)	(47,362,103)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	33,440,222	(228,873)

TOTAL INCREASE (DECREASE) IN NET ASSETS	57,482,149	(63,544,215)
NET ASSETS:
Beginning of year	85,434,424	148,978,639

End of year	$142,916,573	$85,434,424

SEE NOTES TO FINANCIAL STATEMENTS.
A153

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 100.1%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 92.6%
AST DeAM Large-Cap Value Portfolio	4,420,314	$34,390,045
AST Federated Aggressive Growth Portfolio	1,217,688	8,511,637
AST Goldman Sachs Mid-Cap Growth Portfolio*	859,063	3,900,148
AST International Growth Portfolio	2,757,242	27,875,722
AST International Value Portfolio	1,949,913	27,786,253
AST Jennison Large-Cap Growth Portfolio	1,105,009	12,011,445
AST Jennison Large-Cap Value Portfolio	1,109,207	11,702,139
AST Large-Cap Value Portfolio	5,776,361	68,738,691
AST Marsico Capital Growth Portfolio	2,894,720	47,097,101
AST MFS Growth Portfolio	5,574,138	47,658,880
AST Mid-Cap Value Portfolio	373,443	3,626,128
AST Money Market Portfolio	33,850,924	33,850,924
AST Neuberger Berman Mid-Cap Growth Portfolio*	230,949	3,833,750
AST PIMCO Total Return Bond Portfolio	9,702,549	113,519,822
AST Small-Cap Growth Portfolio	572,041	8,574,893
AST Small-Cap Value Portfolio	1,659,704	17,941,403
AST T. Rowe Price Large-Cap Growth Portfolio*	1,130,674	12,086,900
AST Western Asset Core Plus Bond Portfolio	2,826,205	28,205,521

TOTAL AFFILIATED MUTUAL FUNDS
(cost $471,950,912)(w)		511,311,402

COMMON STOCKS — 7.5%

Exchange Traded Funds
iShares COMEX Gold Trust*	52,927	5,682,772
iShares MSCI Emerging Markets Index Fund	249,328	10,347,112
PowerShares Cleantech Portfolio	12,920	317,057
PowerShares QQQ Nasdaq 100	455,740	20,927,581
Vanguard Emerging Markets	92,060	3,774,460

TOTAL COMMON STOCKS
(cost $35,993,918)		41,048,982

TOTAL INVESTMENTS — 100.1%
(cost $507,944,830)		552,360,384
Liabilities in excess of other assets — (0.1)%		(326,387)

NET ASSETS — 100.0%		$552,033,997

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$41,048,982	$—	$—
Affiliated Mutual Funds	511,311,402	—	—

	$552,360,384	$—	$—
Other Financial Instruments*	—	—	—

Total	$552,360,384	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.
A154

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Investment Type
Large/Mid-Cap Value	30.1%
Core Bonds	20.6
Large/Mid-Cap Growth	14.3
Exchange Traded Funds	7.5
Money Market	6.1
Global Bonds	5.1
International Growth	5.0
International Value	5.0
Small-Cap Value	3.3
Small-Cap Growth	3.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A155

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Affiliated investments (cost $471,950,912)	$511,311,402
Unaffiliated investments (cost $35,993,918)	41,048,982
Cash	630,975
Receivable for fund share sold	976,122
Receivable for investments sold	914,852
Dividends receivable	3,103
Prepaid expenses	1,782

Total Assets	554,887,218

LIABILITIES:
Payable for investments purchased	2,744,557
Advisory fees payable	68,879
Accrued expenses and other liabilities	38,090
Affiliated transfer agent fee payable	912
Payable for fund share repurchased	783

Total Liabilities	2,853,221

NET ASSETS	$552,033,997

Net assets were comprised of:
Paid-in capital	$510,449,579
Retained earnings	41,584,418

Net assets, December 31, 2009	$552,033,997

Net asset value and redemption price per share, $552,033,997 / 61,891,254 outstanding shares of beneficial interest	$8.92

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Affiliated dividend income	$2,814,335
Unaffiliated dividend income	264,670

3,079,005

EXPENSES
Advisory fees	694,124
Custodian and accounting fees	57,000
Audit fee	26,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	11,000
Trustees’ fees	7,000
Legal fees and expenses	5,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	2,000
Loan interest expense (Note 7)	937
Miscellaneous	4,361

Total expenses	825,422
Less: advisory fee waiver and/or expense reimbursement	(10,914)

Net expenses	814,508

NET INVESTMENT INCOME	2,264,497

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $2,217,225)	5,902,632
Net capital gain distribution received (including affiliated $1,720,019)	1,720,019

7,622,651

Net change in unrealized appreciation (depreciation) on investments (including affiliated $43,034,635)	48,316,518

NET GAIN ON INVESTMENTS	55,939,169

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,203,666

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,264,497	$640,987
Net realized gain (loss) on investment transactions	7,622,651	(12,711,549)
Net change in unrealized appreciation (depreciation) on investments	48,316,518	(3,899,024)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	58,203,666	(15,969,586)

DISTRIBUTIONS	(647,722)	(39,559)

FUND SHARE TRANSACTIONS:
Fund share sold [57,945,516 and 14,921,714 shares, respectively]	465,158,622	126,090,448
Fund share issued in reinvestment of distributions [83,041 and 4,129 shares, respectively]	647,722	39,559
Fund share repurchased [3,837,843 and 7,708,584 shares, respectively]	(25,802,601)	(60,579,209)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	440,003,743	65,550,798

TOTAL INCREASE IN NET ASSETS	497,559,687	49,541,653
NET ASSETS:
Beginning of year	54,474,310	4,932,657

End of year	$552,033,997	$54,474,310

SEE NOTES TO FINANCIAL STATEMENTS.
A156

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 100.2%		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 93.1%
AST DeAM Large-Cap Value Portfolio	3,936,961	$30,629,555
AST Federated Aggressive Growth Portfolio	1,453,136	10,157,424
AST Goldman Sachs Mid-Cap Growth Portfolio*	744,168	3,378,524
AST International Growth Portfolio	3,840,115	38,823,558
AST International Value Portfolio	2,761,429	39,350,366
AST Jennison Large-Cap Growth Portfolio	957,568	10,408,763
AST Jennison Large-Cap Value Portfolio	988,317	10,426,749
AST Large-Cap Value Portfolio	5,144,658	61,221,433
AST Marsico Capital Growth Portfolio	2,509,299	40,826,295
AST MFS Growth Portfolio	4,830,094	41,297,303
AST Mid-Cap Value Portfolio	332,743	3,230,931
AST Money Market Portfolio	78,182,617	78,182,617
AST Neuberger Berman Mid-Cap Growth Portfolio*	200,047	3,320,780
AST PIMCO Total Return Bond Portfolio	22,981,627	268,885,035
AST Small-Cap Growth Portfolio	672,158	10,075,651
AST Small-Cap Value Portfolio	1,992,862	21,542,834
AST T. Rowe Price Large-Cap Growth Portfolio*	980,479	10,481,319
AST Western Asset Core Plus Bond Portfolio	6,667,529	66,541,935

TOTAL AFFILIATED MUTUAL FUNDS
(cost $697,670,423)(w)		748,781,072

COMMON STOCKS — 7.1%
Exchange Traded Funds
iShares COMEX Gold Trust*	70,526	7,572,377
iShares MSCI Emerging Markets Index Fund	489,201	20,301,841
PowerShares Cleantech Portfolio	32,734	803,292
PowerShares QQQ Nasdaq 100	487,901	22,404,414
Vanguard Emerging Markets	149,751	6,139,791

TOTAL COMMON STOCKS
(cost $48,480,591)		57,221,715

TOTAL INVESTMENTS — 100.2%
(cost $746,151,014)		806,002,787
Liabilities in excess of other assets — (0.2)%		(1,870,690)

NET ASSETS — 100.0%		$804,132,097

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$57,221,715	$—	$—
Affiliated Mutual Funds	748,781,072	—	—

	$806,002,787	$—	$—
Other Financial Instruments*	—	—	—

Total	$806,002,787	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Investment Type
Core Bonds	33.4%
Large/Mid-Cap Value	18.2
Money Market	9.7
Global Bonds	8.3
Large/Mid-Cap Growth	8.1
Exchange Traded Funds	7.1
International Value	4.9
International Growth	4.8
Small-Cap Value	2.7
Small-Cap Growth	2.6
Mid-Cap Value	0.4

100.2
Liabilities in excess of other assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Affiliated investments (cost $697,670,423)	$748,781,072
Unaffiliated investments (cost $48,480,591)	57,221,715
Receivable for fund share sold	2,073,272
Receivable for investments sold	999,047
Dividends receivable	6,004
Prepaid expenses	3,116

Total Assets	809,084,226

LIABILITIES:
Payable for investments purchased	4,329,206
Payable to custodian	480,689
Advisory fees payable	98,725
Accrued expenses and other liabilities	42,578
Affiliated transfer agent fee payable	912
Payable for fund share repurchased	19

Total Liabilities	4,952,129

NET ASSETS	$804,132,097

Net assets were comprised of:
Paid-in capital	$740,525,534
Retained earnings	63,606,563

Net assets, December 31, 2009	$804,132,097

Net asset value and redemption price per share, $804,132,097 / 84,646,746 outstanding shares of beneficial interest	$9.50

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Affiliated dividend income	$5,904,340
Unaffiliated dividend income	460,115

6,364,455

EXPENSES
Advisory fees	1,099,207
Custodian and accounting fees	74,000
Audit fee	26,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’reports	8,000
Trustees’fees	7,000
Legal fees and expenses	5,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	3,000
Loan interest expense (Note 7)	1,565
Miscellaneous	4,687

Total expenses	1,247,459
Less: advisory fee waiver and/or expense reimbursement	(58,201)

Net expenses	1,189,258

NET INVESTMENT INCOME	5,175,197

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $1,746,324)	6,200,614
Net capital gain distribution received (including affiliated $5,374,561)	5,374,561

11,575,175

Net change in unrealized appreciation (depreciation) on investments (including affiliated $54,462,544)	63,912,610

NET GAIN ON INVESTMENTS	75,487,785

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,662,982

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,175,197	$742,274
Net realized gain (loss) on investment transactions	11,575,175	(12,986,802)
Net change in unrealized appreciation (depreciation) on investments	63,912,610	(4,051,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	80,662,982	(16,296,036)

DISTRIBUTIONS	(751,054)	(26,519)

FUND SHARE TRANSACTIONS:
Fund share sold [75,896,405 and 20,159,215 shares, respectively]	655,053,134	174,048,497
Fund share issued in reinvestment of distributions [88,777 and 2,703 shares, respectively]	751,054	26,519
Fund share repurchased [4,305,070 and 7,472,970 shares, respectively]	(31,693,644)	(60,473,968)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	624,110,544	113,601,048

TOTAL INCREASE IN NET ASSETS	704,022,472	97,278,493
NET ASSETS:
Beginning of year	100,109,625	2,831,132

End of year	$804,132,097	$100,109,625

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.6%		Value
COMMON STOCKS — 97.6%	Shares	(Note 2)

Australia — 2.3%
BHP Billiton Ltd., ADR(a)	179,722	$13,763,111
CSL Ltd.	451,471	13,128,506
Woolworths Ltd.	418,872	10,505,630
WorleyParsons Ltd.	439,532	11,412,676

		48,809,923

Belgium — 2.6%
Anheuser-Busch InBev NV	1,083,955	56,113,215

Brazil — 6.2%
BM&F BOVESPA SA	2,199,023	15,472,735
Cyrela Brazil Realty SA	869,300	12,233,113
Gafisa SA	755,800	12,259,501
Itau Unibanco Holding SA, ADR	375,775	8,582,701
JBS SA	920,900	4,929,804
OGX Petroleo e Gas Participacoes SA	1,565,400	15,375,267
PDG Realty SA Empreendimentos e Participacoes	798,400	7,956,485
Petroleo Brasileiro SA (PRFC Shares)	776,632	16,366,817
Petroleo Brasileiro SA, ADR	367,772	17,535,369
Vale SA, ADR(a)	420,000	12,192,600
Weg SA	943,300	9,969,397

		132,873,789

Canada — 4.1%
Brookfield Asset Management, Inc. (Class A Stock)	587,935	13,040,398
Canadian National Railway Co.	466,942	25,382,967
Goldcorp, Inc.(a)	371,990	14,634,087
Research In Motion Ltd.*	197,799	13,359,345
Royal Bank of Canada	244,400	13,179,863
Tim Hortons, Inc.	247,743	7,611,017

		87,207,677

Cayman Islands — 0.4%
Baidu, Inc., ADR*(a)	18,755	7,712,618
Chaoda Modern Agriculture Holdings Ltd.	156,000	166,061

		7,878,679

China — 2.1%
China Life Insurance Co. Ltd. (Class H Stock)	3,228,000	15,795,488
China Railway Construction Corp. (Class H Stock)	8,570,500	10,920,988
Ctrip.com International Ltd., ADR*(a)	107,300	7,710,578
Longtop Financial Technologies Ltd., ADR*(a)	152,947	5,662,098
Tencent Holdings Ltd.	246,000	5,320,419

		45,409,571

Denmark — 2.3%
Novo Nordisk A/S (Class B Stock)	540,463	34,504,082
Novozymes A/S (Class B Stock)	45,116	4,693,766
Vestas Wind Systems A/S*	176,130	10,723,287

		49,921,135

France — 5.9%
Accor SA	86,788	4,749,218
Alstom SA	473,576	33,119,914
AXA SA	501,631	11,777,776
BNP Paribas	98,954	7,848,829
Iliad SA	114,451	13,677,340
Publicis Groupe SA	96,199	3,911,462
Schneider Electric SA	288,092	33,497,191
Vinci SA	314,224	17,681,707

		126,263,437

Germany — 6.5%
BASF SE	452,755	28,021,295
Daimler AG	572,288	30,482,120
E.ON AG	307,968	12,926,658
Infineon Technologies AG*	2,438,797	13,567,947
MAN SE	186,076	14,438,029
Metro AG	196,736	12,015,208
SAP AG	373,824	17,821,347
ThyssenKrupp AG	238,083	8,950,071

		138,222,675

Hong Kong — 4.4%
ASM Pacific Technology Ltd.	692,500	6,547,352
Cheung Kong Holdings Ltd.	1,281,000	16,461,080
China Overseas Land & Investment Ltd.	5,980,200	12,530,232
China Resources Enterprise	1,174,000	4,265,003
CNOOC Ltd.	14,470,100	22,543,580
Esprit Holdings Ltd.	24,440	162,151
Hang Lung Properties Ltd.	1,062,000	4,163,413
Li & Fung Ltd.	3,422,900	14,151,765
Li Ning Co. Ltd.	3,545,000	13,441,984

		94,266,560

India — 3.8%
Bharat Heavy Electricals Ltd.	298,168	15,349,734
Cairn India Ltd.*	1,584,591	9,557,556
HDFC Bank Ltd., ADR(a)	62,835	8,173,577
ICICI Bank Ltd., ADR(a)	434,225	16,374,625
Infosys Technologies Ltd.	349,746	19,465,152
Reliance Industries Ltd., GDR, 144A*	268,000	12,561,187

		81,481,831

Indonesia — 0.6%
Bank Rakyat Indonesia	14,505,600	11,658,634

Ireland — 2.5%
Covidien PLC	177,700	8,510,053
CRH PLC	653,026	17,755,384
Experian PLC	1,046,185	10,333,889
Ryanair Holdings PLC, ADR*	596,121	15,987,965

		52,587,291

Israel — 1.9%
Teva Pharmaceutical Industries Ltd., ADR	706,482	39,690,159

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Italy — 1.6%
Fiat SpA*	851,065	$12,454,436
Saipem SpA	634,885	21,910,138

		34,364,574

Japan — 10.9%
Canon, Inc.	468,800	19,942,037
Daikin Industries Ltd.	529,100	20,897,988
Daiwa Securities Group, Inc.	1,610,000	8,102,551
FamilyMart Co. Ltd.	253,800	7,492,578
Fast Retailing Co. Ltd.	57,900	10,881,693
Honda Motor Co. Ltd.	728,400	24,713,664
Hoya Corp.	515,400	13,752,174
Jupiter Telecommunications Co. Ltd.	13,262	13,123,081
Keyence Corp.	82,300	17,080,842
Kurita Water Industries Ltd.	549,600	17,267,079
Marubeni Corp.	3,207,000	17,715,400
Mitsubishi Corp.	800,400	19,936,835
Mizuho Financial Group, Inc.	4,812,300	8,653,969
Nintendo Co. Ltd.	19,600	4,681,206
Nippon Electric Glass Co. Ltd.	863,000	11,878,228
Sumco Corp.	234,800	4,149,010
Terumo Corp.	221,700	13,361,840

		233,630,175

Mexico — 0.7%
Cemex SAB de CV, ADR*	1,052,695	12,442,855
Wal-Mart de Mexico SAB de CV (Class V Stock)	752,300	3,352,629

		15,795,484

Netherlands — 1.7%
Akzo Nobel NV	186,716	12,382,040
ASML Holding NV	291,626	9,956,631
Qiagen NV*	609,567	13,727,751

		36,066,422

Singapore — 2.6%
CapitaLand Ltd.	10,753,100	31,899,733
Noble Group Ltd.	7,675,100	17,604,773
Wilmar International Ltd.	1,486,100	6,757,311

		56,261,817

South Africa — 0.9%
Naspers Ltd. (Class N Stock)	482,000	19,506,620

South Korea — 1.0%
Hyundai Motor Co.*	214,355	22,188,235

Spain — 5.0%
Banco Bilbao Vizcaya Argentaria SA	444,687	8,104,424
Banco Santander SA	1,113,700	18,403,504
Industria de Diseno Textil SA	447,873	27,970,759
Telefonica SA	1,877,871	52,559,767

		107,038,454

Switzerland — 10.1%
ABB Ltd.*	1,279,255	24,650,385
Actelion Ltd.*	295,973	15,808,037
Credit Suisse Group AG	1,050,700	52,053,114
Julius Baer Group Ltd.	374,998	13,188,097
Lonza Group AG	137,185	9,665,924
Nestle SA	632,411	30,693,204
Novartis AG	370,159	20,214,103
Roche Holding AG	116,313	19,891,021
Sonova Holding AG	61,342	7,431,588
Syngenta AG	29,088	8,214,682
Zurich Financial Services AG	61,563	13,459,132

		215,269,287

Taiwan — 1.7%
Hon Hai Precision Industry Co. Ltd.	2,191,270	10,247,816
MediaTek, Inc.	790,286	13,730,872
Taiwan Semiconductor
Manufacturing Co. Ltd.	6,094,184	12,282,672

		36,261,360

Turkey — 0.5%
Turkiye Garanti Bankasi A/S	2,702,121	11,463,562

United Kingdom — 14.1%
AMEC PLC	727,773	9,272,166
Amlin PLC	1,102,963	6,368,612
Autonomy Corp. PLC*	1,051,352	25,531,417
Barclays PLC	3,331,056	14,678,135
BG Group PLC	1,418,075	25,605,116
British Sky Broadcasting Group PLC	2,519,505	22,758,176
Capita Group PLC (The)	987,448	11,939,708
Compass Group PLC	1,072,074	7,672,283
HSBC Holdings PLC (XHKG)	1,142,846	12,999,803
HSBC Holdings PLC (XLON)	2,474,293	28,227,530
Petrofac Ltd.	651,357	10,903,655
Reckitt Benckiser Group PLC	599,562	32,454,291
Rolls-Royce Group PLC*	2,638,073	20,543,755
Rolls-Royce Group PLC (Class C Stock)*	158,284,380	255,660
Rotork PLC	358,040	6,841,445
Standard Chartered PLC	887,283	22,400,216
Tesco PLC	1,148,225	7,921,343
Tullow Oil PLC	748,752	15,709,109
Vedanta Resources PLC	475,929	19,906,100

		301,988,520

United States — 1.2%
Transocean Ltd.*	298,083	24,681,272

TOTAL COMMON STOCKS
(cost $1,802,339,777)		2,086,900,358

RIGHTS*
Brazil
JBS SA, expiring 01/29/10 (Brazil)
(cost $0)	1,321	—

TOTAL LONG-TERM INVESTMENTS
(cost $1,802,339,777)		2,086,900,358

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

SHORT-TERM INVESTMENTS — 5.8%		Value
	Shares	(Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $123,976,138; includes $48,532,948 of cash collateral for securities on loan)(b)(w) (Note 4)	123,976,138	$123,976,138

TOTAL INVESTMENTS(o) — 103.4%
(cost $1,926,315,915)		2,210,876,496
Liabilities in excess of other assets — (3.4)%		(72,346,450)

NET ASSETS — 100.0%		$2,138,530,046

The following abbreviations are used in the Portfolio descriptions:
144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PRFC	Preference Shares
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $47,207,031; cash collateral of $48,532,948 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2009, 105 securities representing $1,676,752,408 and 78.4% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks:
Australia	$13,763,111	$35,046,812	$—
Belgium	—	56,113,215	—
Brazil	132,873,789	—	—
Canada	87,207,677	—	—
Cayman Islands	7,712,618	166,061	—
China	13,372,676	32,036,895	—
Denmark	—	49,921,135	—
France	—	126,263,437	—
Germany	—	138,222,675	—
Hong Kong	—	94,266,560	—
India	37,109,389	44,372,442	—
Indonesia	—	11,658,634	—
Ireland	24,498,018	28,089,273	—
Israel	39,690,159	—	—
Italy	—	34,364,574	—
Japan	—	233,630,175	—
Mexico	15,795,484	—	—
Netherlands	—	36,066,422	—
Singapore	—	56,261,817	—
South Africa	—	19,506,620	—
South Korea	—	22,188,235	—
Spain	—	107,038,454	—
Switzerland	13,188,097	202,081,190	—
Taiwan	—	36,261,360	—
Turkey	—	11,463,562	—
United Kingdom	—	301,988,520	—
United States	24,681,272	—	—
Rights	—	—	—	**
Affiliated Money Market Mutual Fund	123,976,138	—	—

	$533,868,428	$1,677,008,068	$—
Other Financial Instruments*	—	—	—

Total	$533,868,428	$1,677,008,068	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	At December 31, 2009, the Portfolio had one Level 3 security with a fair value of $0.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Balance as of 12/31/08	$3,355,255
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	(3,355,255)

Balance as of 12/31/09	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Oil, Gas & Consumable Fuels	10.0%
Financial Services	10.0
Pharmaceuticals	6.7
Affiliated Money Market Mutual Fund (2.3% represents investments purchased with collateral from securities on loan)	5.8
Computers	4.9
Real Estate Operation & Development	4.7
Electronic Components	4.2
Automobile Manufacturers	4.2
Foods	3.5
Construction	3.4
Banks	2.8
Chemicals	2.8
Machinery	2.7
Beverages	2.6
Telecommunications	2.4
Commercial Banks	2.2
Insurance	2.2
Metals & Mining	2.2
Consumer Products & Services	2.1
Building Materials	1.8
Semiconductors	1.8
Media	1.5
Retail & Merchandising	1.4
Transportation	1.2
Broadcasting	1.1
Healthcare Products	1.0
Aerospace & Defense	1.0
Office Equipment	0.9
Biotechnology	0.8
Conglomerates	0.8
Holding Companies – Diversified	0.8
Industrial Machinery	0.8
Airlines	0.8
Specialty Retail	0.8
Distribution/Wholesale	0.7
Mineral Resources	0.7
Electronics	0.6
Apparel	0.6
Internet Software & Services	0.6
Utilities	0.6
Commercial Services	0.6
Clothing & Apparel	0.5
Steel Producers/Products	0.4
Business Services	0.4
Medical Products	0.4
Instruments – Controls	0.3
Agriculture	0.3
Hotels, Restaurants & Leisure	0.2
Entertainment & Leisure	0.2
Diversified Operations	0.2
Advertising	0.2

103.4
Liabilities in excess of other assets	(3.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Equity contracts	Unaffiliated investments	$— *	—	$—

*	Includes one security with a fair value of $0.
The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Forward
		Currency
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Contracts	Total

Foreign exchange contracts	$—	$(167,251)	$(167,251)
Equity contracts	438,507	—	438,507

Total	$438,507	$(167,251)	$271,256

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Forward
		Currency
Derivatives not accounted for as hedging instruments, carried at fair value		Contracts

Foreign exchange contracts		$155,133

For the year ended December 31, 2009, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $8,134,312 and the average value at settlement date receivable for forward foreign currency exchange sale contracts was $8,122,047.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $47,207,031:
Unaffiliated investments (cost $1,802,339,777)	$2,086,900,358
Affiliated investments (cost $123,976,138)	123,976,138
Foreign currency, at value (cost $9,216,971)	9,325,904
Tax reclaim receivable	5,060,227
Receivable for fund share sold	4,875,704
Receivable for investments sold	2,342,685
Dividends and interest receivable	1,331,972
Prepaid expenses	839

Total Assets	2,233,813,827

LIABILITIES:
Payable to broker for collateral for securities on loan	48,532,948
Payable for investments purchased	39,298,455
Payable to custodian	4,568,908
Payable for fund share repurchased	2,041,007
Advisory fees payable	681,232
Accrued expenses and other liabilities	146,248
Shareholder servicing fees payable	13,559
Affiliated transfer agent fee payable	912
Foreign capital gains tax liability accrued	512

Total Liabilities	95,283,781

NET ASSETS	$2,138,530,046

Net assets were comprised of:
Paid-in capital	$2,399,263,132
Retained earnings	(260,733,086)

Net assets, December 31, 2009	$2,138,530,046

Net asset value and redemption price per share, $2,138,530,046 / 211,592,376 outstanding shares of beneficial interest	$10.11

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,446,016 foreign withholding tax)	$22,981,065
Affiliated dividend income	364,911
Affiliated income from securities lending, net	170,494

23,516,470

EXPENSES
Advisory fees	13,924,514
Shareholder servicing fees and expenses	1,392,451
Custodian and accounting fees	294,000
Audit fee	32,000
Insurance expenses	28,000
Trustees’ fees	24,000
Shareholders’ reports	16,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Commitment fee on syndicated credit agreement	13,000
Legal fees and expenses	11,000
Loan interest expense (Note 7)	2,020
Miscellaneous	29,856

Total expenses	15,780,841
Less: shareholder servicing fee waiver	(195,471)

Net expenses	15,585,370

NET INVESTMENT INCOME	7,931,100

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(124,920,749)
Foreign currency transactions	(3,741,787)

(128,662,536)

Net change in unrealized appreciation (depreciation) on:
Investments	536,255,685
Foreign currencies	766,979

537,022,664

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	408,360,128

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$416,291,228

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$ 7,931,100	$ 23,531,844
Net realized loss on investment and foreign currency transactions	(128,662,536)	(401,148,555)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	537,022,664	(749,519,914)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	416,291,228	(1,127,136,625)

DISTRIBUTIONS	(23,586,421)	(340,607,398)

FUND SHARE TRANSACTIONS:
Fund share sold [106,905,866 and 69,517,314 shares, respectively]	951,551,648	800,064,242
Fund share issued in reinvestment of distributions [2,711,083 and 24,556,157 shares, respectively]	23,586,421	340,590,297
Fund share repurchased [29,968,344 and 114,036,142 shares, respectively]	(233,169,029)	(1,442,482,333)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	741,969,040	(301,827,794)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,134,673,847	(1,769,571,817)
NET ASSETS:
Beginning of year	1,003,856,199	2,773,428,016

End of year	$2,138,530,046	$ 1,003,856,199

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 96.1%		Value
COMMON STOCKS — 96.1%	Shares	(Note 2)

Australia — 4.8%
Amcor Ltd.	880,100	$4,899,814
AWB Ltd.*	1,580,200	1,594,136
BHP Billiton Ltd.	385,553	14,753,811
BlueScope Steel Ltd.	420,300	1,158,081
Challenger Financial Services Group Ltd.	910,429	3,426,801
Downer EDI Ltd.	613,100	5,105,936
Emeco Holdings Ltd.	4,576,898	3,238,733
Goodman Fielder Ltd.	2,587,800	3,768,354
Healthscope Ltd.	554,853	2,516,114
Macquarie Group Ltd.	99,500	4,263,191
Metcash Ltd.	1,410,702	5,656,562
OneSteel Ltd.	2,592,700	7,787,364
Pacific Brands Ltd.*	3,053,600	3,080,242
Qantas Airways Ltd.	1,176,500	3,139,014
Tabcorp Holdings Ltd.	896,700	5,563,422
Telstra Corp. Ltd.	2,156,500	6,629,880

		76,581,455

Austria — 0.1%
Voestalpine AG	35,200	1,285,980

Belgium — 1.1%
AGFA-Gevaert NV*	434,900	2,803,422
Delhaize Group SA	93,400	7,145,030
Solvay SA	62,500	6,730,953

		16,679,405

Brazil — 2.0%
BM&F BOVESPA SA	1,128,950	7,943,502
Embraer-Empresa Brasileira de Aeronautica SA, ADR	220,930	4,884,762
Natura Cosmeticos SA	360,100	7,510,185
Petroleo Brasileiro SA, ADR	244,845	11,674,210

		32,012,659

Canada — 2.8%
Canadian National Railway Co.	235,530	12,913,219
Canadian Natural Resources Ltd.	162,041	11,775,222
Potash Corp. of Saskatchewan, Inc.	81,570	8,850,345
Rogers Communications, Inc. (Class B Stock)	342,980	10,720,482

		44,259,268

Cayman Islands — 0.3%
Baidu, Inc., ADR*	13,480	5,543,380

China — 2.3%
China Merchants Bank Co. Ltd. (Class H Stock)	4,903,218	12,757,690
Industrial & Commercial Bank of
China Ltd. (Class H Stock)	21,770,920	17,929,734
Sinopharm Group Co. (Class H Stock)*	1,680,000	5,969,510

		36,656,934

Denmark — 1.9%
Danske Bank A/S*	90,200	2,024,936
H. Lundbeck A/S	80,000	1,445,375
Novo Nordisk A/S (Class B Stock)	266,510	17,014,454
Vestas Wind Systems A/S*	153,261	9,330,958

		29,815,723

Finland — 0.7%
Nokia Oyj	414,000	5,353,012
Rautaruukki Oyj	32,000	740,208
TietoEnator Oyj	98,000	2,036,214
Wartsila Oyj	57,000	2,284,687

		10,414,121

France — 10.4%
Air Liquide SA	94,642	11,255,562
AXA SA	765,677	17,977,303
BNP Paribas	274,061	21,737,958
Cap Gemini SA	56,400	2,572,975
Casino Guichard Perrachon SA	77,800	6,931,595
Ciments Francais SA	45,496	4,820,202
Credit Agricole SA	251,700	4,417,296
France Telecom SA	220,200	5,502,413
Lafarge SA	154,350	12,711,353
Lagardere SCA	64,700	2,619,414
LVMH Moet Hennessy Louis Vuitton SA	149,257	16,735,835
Rallye SA	101,600	3,549,166
Safran SA	365,500	7,141,608
Sanofi-Aventis SA	219,000	17,222,765
SCOR SE	167,900	4,217,987
SEB SA	74,000	4,197,909
Societe Generale	26,100	1,813,426
Thales SA	76,500	3,931,737
Total SA	102,400	6,577,140
Vivendi	297,700	8,835,647

		164,769,291

Germany — 7.4%
Allianz SE	54,400	6,743,419
Aurubis AG	39,658	1,711,291
BASF SE	82,300	5,093,599
Deutsche Bank AG	258,700	18,292,665
Deutsche Lufthansa AG	80,500	1,359,299
E.ON AG	473,803	19,887,422
Fresenius Medical Care AG & Co.
KGaA	202,630	10,748,898
Hannover Rueckversicherung AG*	28,800	1,345,545
MTU Aero Engines Holding AG	65,900	3,586,573
Muenchener Rueckversicherungs AG	39,700	6,183,656
Rheinmetall AG	83,700	5,314,011
RWE AG	71,500	6,938,522
SAP AG	318,200	15,169,579
Suedzucker AG	123,700	2,577,352
ThyssenKrupp AG	161,600	6,074,904
Tognum AG	193,300	3,199,827
Vossloh AG	24,994	2,483,402

		116,709,964

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Greece — 0.8%
Alpha Bank A.E.*	39,800	$464,435
Mytilineos Holdings SA	30,000	213,498
National Bank of Greece SA*	477,571	12,269,682

		12,947,615

Guernsey — 0.5%
Amdocs Ltd.*	303,950	8,671,694

Hong Kong — 3.1%
Chaoda Modern Agriculture Holdings Ltd.	3,436,602	3,658,236
China Mobile Ltd.	33,500	311,701
CNOOC Ltd.	8,459,881	13,180,006
Hong Kong Exchanges and Clearing Ltd.	867,558	15,435,937
Kingboard Chemical Holdings Ltd.	989,500	3,898,531
Noble Group Ltd.	3,288,000	7,541,855
Orient Overseas International Ltd.	119,307	553,250
Yue Yuen Industrial Holdings Ltd.	1,564,500	4,529,611

		49,109,127

Ireland — 0.5%
Covidien PLC	155,730	7,457,910
Irish Life & Permanent PLC*	206,800	971,320

		8,429,230

Israel — 1.3%
Teva Pharmaceutical Industries Ltd., ADR	359,745	20,210,474

Italy — 2.1%
Banco Popolare Scarl*	87,100	652,482
Enel SpA	861,000	4,984,659
ENI SpA	322,700	8,217,806
Finmeccanica SpA	302,800	4,848,088
Fondiaria-SAI SpA	88,800	1,411,687
Intesa Sanpaolo SpA*	1,841,483	8,286,708
Telecom Italia SpA	2,933,200	4,575,631

		32,977,061

Japan — 14.5%
Alpine Electronics, Inc.*	57,400	608,757
Aoyama Trading Co. Ltd.	144,900	1,849,555
Astellas Pharma, Inc.	231,100	8,622,076
Circle K Sunkus Co. Ltd.	124,400	1,534,565
Comsys Holdings Corp.	348,800	3,669,256
Cosmo Oil Co. Ltd.	1,268,000	2,664,353
Fanuc Ltd.	100,453	9,362,422
Fuji Fire & Marine Insurance Co. Ltd. (The)*	2,437,000	2,365,461
Fukuoka Financial Group, Inc.	1,630,000	5,680,550
Fuyo General Lease Co. Ltd.	99,700	2,109,828
Heiwa Corp.	182,171	1,862,688
Hitachi Capital Corp.	179,000	2,176,337
Honda Motor Co. Ltd.	35,200	1,194,290
Itochu Techno-Solutions Corp.	160,700	4,315,355
Kddi Corp.	1,200	6,356,057
Keihin Corp.	200,100	2,991,276
Keiyo Bank Ltd. (The)	616,000	2,740,579
Komatsu Ltd.	831,572	17,408,271
Konami Corp.	185,400	3,310,209
Kyoei Steel Ltd.	82,500	1,520,449
Kyowa Exeo Corp.	286,700	2,439,457
Marubeni Corp.	1,304,000	7,203,268
Miraca Holdings, Inc.	93,900	2,584,230
Mitsubishi Corp.	190,500	4,745,086
Mitsubishi Tanabe Pharma Corp.	321,000	4,005,393
Mitsubishi UFJ Financial Group, Inc.	2,232,310	10,995,881
Mitsui & Co. Ltd.	285,200	4,045,880
Mitsui Mining & Smelting Co. Ltd.*	206,000	535,403
Namco Bandai Holdings, Inc.	286,600	2,737,890
Nichirei Corp.	1,380,000	4,790,929
Nintendo Co. Ltd.	23,988	5,729,223
Nippon Express Co. Ltd.	501,000	2,069,007
Nippon Light Metal Co. Ltd.*	580,000	499,971
Nippon Oil Corp.	935,900	4,338,935
Nippon Shokubai Co. Ltd.	329,000	2,828,196
Nippon Telegraph & Telephone Corp.	143,200	5,656,840
Nishi-Nippon City Bank Ltd. (The)	1,191,000	2,916,366
Nissan Motor Co. Ltd.*	240,700	2,115,252
Nisshin Oillio Group Ltd. (The)	706,000	3,549,294
NTT DoCoMo, Inc.	4,100	5,721,502
Onward Holdings Co. Ltd.	144,000	890,952
Ricoh Co. Ltd.	108,000	1,547,507
Sankyo Co. Ltd.	65,300	3,269,789
Sankyu, Inc.	958,000	4,927,772
Sanwa Holdings Corp.	437,000	1,119,780
Seino Holding Co. Ltd.	332,000	2,107,364
Shimachu Co. Ltd.	203,600	4,012,629
Shizuoka Gas Co. Ltd.	447,000	2,874,292
Sumitomo Corp.	471,300	4,799,128
Sumitomo Mitsui Financial Group, Inc.	260,300	7,469,408
Takeda Pharmaceutical Co. Ltd.	226,800	9,344,447
Takefuji Corp.	194,800	817,589
Toppan Forms Co. Ltd.	291,200	3,036,856
Toyota Motor Corp.	386,700	16,303,644
Tsuruha Holdings, Inc.	76,000	2,718,100
UNY Co. Ltd.	141,000	994,330
Yokohama Rubber Co. Ltd. (The)	535,200	2,366,023

		230,449,947

Liechtenstein
Verwaltungs-und Privat-Bank AG	4,600	451,951

Mexico — 1.8%
America Movil SAB de CV (Class L Stock), ADR	211,230	9,923,585
Southern Copper Corp.	191,880	6,314,771
Wal-Mart de Mexico SAB de CV (Class V Stock)	2,722,110	12,131,097

		28,369,453

Netherlands — 3.7%
Aegon NV*	155,700	997,040
CSM NV	88,209	2,316,953
ING Groep NV, ADR*	849,800	8,183,895
Koninklijke DSM NV	85,000	4,176,341
Koninklijke Philips Electronics NV	147,300	4,354,085

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Netherlands (cont’d.)
Nutreco Holding NV	75,627	$4,251,012
OCE NV*	242,900	2,978,022
Royal Dutch Shell PLC (Class B Stock)	718,000	20,910,433
Schlumberger Ltd.	152,289	9,912,491

		58,080,272

New Zealand — 0.1%
Air New Zealand Ltd.	1,857,800	1,630,451

Norway — 0.7%
DnB NOR ASA*	392,400	4,236,241
Norsk Hydro ASA*	391,000	3,284,564
Statoil ASA	155,100	3,868,136

		11,388,941

Portugal — 0.4%
Banco Espirito Santo SA	256,700	1,671,884
Portugal Telecom SGPS SA	408,900	4,989,430

		6,661,314

Singapore — 0.6%
MobileOne Ltd.	459,090	617,176
Oversea-Chinese Banking Corp. Ltd.	1,176,000	7,572,434
Venture Corp. Ltd.	341,000	2,139,192

		10,328,802

South Korea — 0.5%
Hyundai Motor Co.*	74,153	7,675,698

Spain — 3.6%
Banco Bilbao Vizcaya Argentaria SA	417,800	7,614,408
Banco de Sabadell SA	471,400	2,618,473
Banco Espanol de Credito SA	350,857	4,298,032
Banco Santander SA	1,049,100	17,336,012
Repsol YPF SA	327,400	8,785,639
Telefonica SA	609,167	17,049,987

		57,702,551

Sweden — 1.9%
Boliden AB	473,600	6,068,832
Hennes & Mauritz AB (Class B Stock)	238,124	13,200,822
Svenska Cellulosa AB SCA (Class B Stock)	335,900	4,478,459
Svenska Handelsbanken AB (Class A Stock)	222,700	6,344,681

		30,092,794

Switzerland — 7.2%
Baloise Holding AG	71,500	5,936,456
Clariant AG*	592,400	7,005,197
Credit Suisse Group AG	74,100	3,671,015
Georg Fischer AG*	3,900	973,201
Julius Baer Group Ltd.	209,886	7,381,365
Logitech International SA*	330,500	5,732,476
Nestle SA	336,055	16,309,970
Novartis AG	533,227	29,119,123
Rieter Holding AG*	5,000	1,129,356
Roche Holding AG	62,097	10,619,387
Swiss Reinsurance Co. Ltd.	117,000	5,604,844
Swisscom AG	20,100	7,676,441
Synthes, Inc.	26,645	3,485,010
Zurich Financial Services AG	44,100	9,641,306

		114,285,147

Taiwan — 0.2%
Taiwan Semiconductor
Manufacturing Co. Ltd., ADR	331,300	3,790,072

Turkey — 0.5%
Turkcell Iletisim Hizmet A/S	1,071,438	7,568,205

United Kingdom — 18.3%
ARM Holdings PLC	2,755,819	7,869,067
AstraZeneca PLC	281,600	13,234,397
Aviva PLC	994,900	6,328,695
Barclays PLC	1,083,848	4,775,923
Beazley PLC	773,447	1,244,957
BP PLC	3,022,505	29,185,788
Brit Insurance Holdings NV	459,500	1,451,176
British American Tobacco PLC	448,565	14,561,888
British Sky Broadcasting Group PLC	1,123,943	10,152,348
Britvic PLC	255,200	1,673,472
BT Group PLC	2,270,500	4,944,755
Cairn Energy PLC*	699,280	3,743,443
Carnival PLC*	379,965	12,944,694
Centrica PLC	742,100	3,361,372
Dairy Crest Group PLC	336,900	1,964,366
Davis Service Group PLC	660,800	4,238,959
Drax Group PLC	346,500	2,310,055
DS Smith PLC	1,354,180	2,769,735
GlaxoSmithKline PLC	683,500	14,494,199
Go-Ahead Group PLC	67,088	1,435,314
Greene King PLC	174,200	1,146,492
Home Retail Group PLC	1,306,200	5,924,224
IMI PLC	632,900	5,279,205
International Power PLC	944,800	4,707,835
Kingfisher PLC	3,094,421	11,391,190
Legal & General Group PLC	4,031,300	5,186,151
Lloyds Banking Group PLC*	1,015,960	817,419
Logica PLC	2,028,200	3,710,801
Marston’s PLC	836,690	1,184,290
Meggitt PLC	1,142,942	4,784,718
Old Mutual PLC*	4,398,500	7,702,625
Pearson PLC	528,460	7,577,030
Premier Foods PLC*	854,149	489,756
Reckitt Benckiser Group PLC	272,179	14,733,049
Royal Sun Alliance Insurance Group PLC	528,000	1,025,786
SABMiller PLC	362,946	10,668,446
Smith & Nephew PLC	732,718	7,537,012
Spectris PLC	442,000	5,257,302
Standard Chartered PLC	530,787	13,400,170
Tate & Lyle PLC	648,400	4,509,887
Tesco PLC	1,568,500	10,820,725
Thomas Cook Group PLC	973,400	3,595,907
Tomkins PLC	547,600	1,701,679

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

United Kingdom (cont’d.)
TT Electronics PLC*	87,300	$102,800
Tullett Prebon PLC	863,500	3,866,069
Vodafone Group PLC	4,438,900	10,279,195

		290,084,366

TOTAL COMMON STOCKS
(cost $1,492,196,738)		1,525,633,345

	Units

RIGHT*
Belgium
Fortis, expiring 03/09/14 (cost $0)	88,600	—

TOTAL LONG-TERM INVESTMENTS
(cost $1,492,196,738)		1,525,633,345

	Shares

SHORT-TERM INVESTMENT — 3.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $59,388,672)(w) (Note 4)	59,388,672	59,388,672

TOTAL INVESTMENTS(o) — 99.9%
(cost $1,551,585,410)		1,585,022,017
Other assets in excess of liabilities(x) — 0.1%		2,155,310

NET ASSETS — 100.0%
		$1,587,177,327

The following abbreviations are used in the Portfolio descriptions:
ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
GBP	British Pound
HKD	Hong Kong Dollar
MXN	Mexican Peso
*	Non-income producing security.
(o)	As of December 31, 2009, 234 securities representing $1,348,570,059 and 85.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2009:

			National	Value at
			Amount	Settlement Date	Current	Unrealized
Purchase Contracts	Counterparty		(000)	Payable	Value	Appreciation

Australian Dollar,
Expiring 01/04/10	Citibank	AUD	258	$230,972	$231,357	$385
Expiring 01/05/10	Citibank	AUD	7	5,915	5,937	22
Brazilian Real,
Expiring 01/22/10	State Street Bank	BRL	3,271	1,867,542	1,869,631	2,089
British Pound,
Expiring 01/04/10	Citibank	GBP	38	60,538	61,410	872
Expiring 01/04/10	Citibank	GBP	3	4,500	4,519	19
Hong Kong Dollar,
Expiring 01/04/10	Citibank	HKD	681	87,794	87,805	11
Expiring 01/05/10	Citibank	HKD	201	25,915	25,916	1

				$2,283,176	$2,286,575	$3,399

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			National	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Sale Contracts	Counterparty		(000)	Receivable	Value	(Depreciation)

Brazilian Real,
Expiring 01/22/10	State Street Bank	BRL	27,604	$15,488,792	$15,777,644	$(288,852)
Mexican Peso,
Expiring 05/25/10	State Street Bank	MXN	266,212	20,210,446	19,990,684	219,762

				$35,699,238	$35,768,328	$(69,090)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks:
Australia	$—	$76,581,455	$—
Austria	—	1,285,980	—
Belgium	—	16,679,405	—
Brazil	32,012,659	—	—
Canada	44,259,268	—	—
Cayman Islands	5,543,380	—	—
China	5,969,510	30,687,424	—
Denmark	—	29,815,723	—
Finland	—	10,414,121	—
France	—	164,769,291	—
Germany	—	116,709,964	—
Greece	—	12,947,615	—
Guernsey	8,671,694	—	—
Hong Kong	—	49,109,127	—
Ireland	7,457,910	971,320	—
Israel	20,210,474	—	—
Italy	—	32,977,061	—
Japan	—	230,449,947	—
Liechtenstein	—	451,951	—
Mexico	28,369,453	—	—
Netherlands	9,912,491	48,167,781	—
New Zealand	—	1,630,451	—
Norway	—	11,388,941	—
Portugal	—	6,661,314	—
Singapore	—	10,328,802	—
South Korea	—	7,675,698	—
Spain	—	57,702,551	—
Sweden	—	30,092,794	—
Switzerland	10,866,375	103,418,772	—
Taiwan	3,790,072	—	—
Turkey	—	7,568,205	—
United Kingdom	—	290,084,366	—
Rights:
Belgium	—	—	—	**
Affiliated Money Market Mutual Fund	59,388,672	—	—

	$236,451,958	$1,348,570,059	$—
Other Financial Instruments*	—	(65,691)	—

Total	$236,451,958	$1,348,504,368	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	At December 31, 2009, the Portfolio had one Level 3 security with a fair value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Balance as of 12/31/08	$4,548,738
Realized gain (loss)	(1,180,359)
Change in unrealized appreciation (depreciation)	1,111,819
Net purchases (sales)	—
Transfers in and/or out of Level 3	(4,480,198)

Balance as of 12/31/09	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Commercial Banks	12.0%
Pharmaceuticals	6.2
Insurance	5.4
Oil & Gas	5.2
Diversified Financial Services	4.7
Telecommunications	4.3
Affiliated Money Market Mutual Fund	3.8
Materials	3.4
Pharmaceuticals & Biotechnology	3.1
Energy	3.0
Foods	3.0
Telecommunication Services	2.9
Retailing	2.9
Food, Beverage & Tobacco	2.6
Capital Goods	2.6
Electric	2.3
Healthcare Equipment & Services	2.2
Software/Services	2.2
Chemicals	1.9
Media	1.9
Automobiles & Components	1.5
Food & Drug Retailing	1.5
Aerospace/Defense	1.4
Transportation	1.4
Household & Personal Products	1.4
Distribution/Wholesale	1.3
Iron/Steel	1.3
Consumer Durables & Apparel	1.1
Electronics	0.9
Hotels, Restaurants & Leisure	0.8
Computers	0.8
Miscellaneous Manufacturing	0.8
Semiconductors & Semiconductor Equipment	0.7
Commercial Services	0.7
Holding Companies – Diversified	0.7
Engineering/Construction	0.6
Entertainment	0.6
Mining	0.6
Machinery & Equipment	0.6
Forest & Paper Products	0.5
Auto Parts & Equipment	0.4
Gas	0.4
Airlines	0.4
Building Materials	0.4
Technology Hardware & Equipment	0.4
Apparel	0.4
Agriculture	0.3
Containers & Packaging	0.3
Home Furnishings	0.3
Office Equipment	0.3
Leisure Time	0.2
Software	0.2
Automobile Manufacturers	0.2
Household Products/Wares	0.2
Beverages	0.2
Toys	0.2
Healthcare – Services	0.2
Metal Fabricate/Hardware	0.1

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	foreign currency forward		foreign currency forward
	contracts	$223,161	contracts	$288,852
Equity contracts	Unaffiliated investments	— *	—	—

Total		$223,161		$288,852

*	Includes one security with a fair value of $0.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
			Forward
Derivatives not accounted for as hedging instruments,			Currency
carried at fair value	Rights	Warrants	Contracts	Total

Foreign exchange contracts	$—	$—	$(2,575,110)	$(2,575,110)
Equity contracts	(4,016,175)	27,507	—	(3,988,668)

Total	$(4,016,175)	$27,507	$(2,575,110)	$(6,563,778)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments,			Forward Currency
carried at fair value			Contracts

Foreign exchange contracts
			$205,815

For the year ended December 31, 2009, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $7,831,017 and the average value at settlement date receivable for forward foreign currency exchange sale contracts was $30,144,723.

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,492,196,738)	$1,525,633,345
Affiliated investments (cost $59,388,672)	59,388,672
Foreign currency, at value (cost $4,104,041)	4,038,784
Tax reclaim receivable	3,606,826
Receivable for fund share sold	1,399,297
Dividends receivable	1,185,054
Unrealized appreciation on foreign currency forward contracts	223,161
Receivable for investments sold	69,919
Prepaid expenses	9,115

Total Assets	1,595,554,173

LIABILITIES:
Payable to custodian	4,338,415
Payable for fund share repurchased	2,090,747
Payable for investments purchased	968,324
Advisory fees payable	548,800
Unrealized depreciation on foreign currency forward contracts	288,852
Accrued expenses and other liabilities	133,440
Shareholder servicing fees payable	7,356
Affiliated transfer agent fee payable	912

Total Liabilities	8,376,846

NET ASSETS	$1,587,177,327

Net assets were comprised of:
Paid-in capital	$1,717,942,321
Retained earnings	(130,764,994)

Net assets, December 31, 2009	$1,587,177,327

Net asset value and redemption price per share, $1,587,177,327 / 111,390,032 outstanding shares of beneficial interest	$14.25

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income
(net of $2,280,950 foreign withholding tax)	$24,345,539
Affiliated dividend income	298,124

24,643,663

EXPENSES
Advisory fees	9,923,711
Shareholder servicing fees and expenses	992,371
Custodian and accounting fees	281,000
Audit fee	32,000
Trustees’ fees	19,000
Insurance expenses	16,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Commitment fee on syndicated credit agreement	13,000
Shareholders’ reports	12,000
Legal fees and expenses	9,000
Loan interest expense (Note 7)	168
Miscellaneous	38,408

Total expenses	11,350,658
Less: shareholder servicing fee waiver	(93,822)

Net expenses	11,256,836

NET INVESTMENT INCOME	13,386,827

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(100,145,995)
Foreign currency transactions	(3,727,300)

(103,873,295)

Net change in unrealized appreciation (depreciation) on:
Investments	357,387,135
Foreign currencies	234,291

357,621,426

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	253,748,131

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$267,134,958

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$13,386,827	$21,914,221
Net realized loss on investment and foreign currency transactions	(103,873,295)	(72,515,430)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	357,621,426	(508,302,885)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	267,134,958	(558,904,094)

DISTRIBUTIONS	(21,955,824)	(97,450,921)

FUND SHARE TRANSACTIONS:
Fund share sold [63,629,407 and 38,358,049 shares, respectively]	803,935,936	586,329,336
Fund share issued in reinvestment of distributions [1,786,479 and 5,444,186 shares, respectively]	21,955,824	97,450,921
Fund share repurchased [12,772,401 and 54,917,933 shares, respectively]	(141,408,300)	(906,240,768)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	684,483,460	(222,460,511)

TOTAL INCREASE (DECREASE) IN NET ASSETS	929,662,594	(878,815,526)
NET ASSETS:
Beginning of year	657,514,733	1,536,330,259

End of year	$1,587,177,327	$657,514,733

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST JENNISON LARGE–CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 96.3%		Value
COMMON STOCKS — 95.4%	Shares	(Note 2)

Aerospace & Defense — 1.9%
Precision Castparts Corp.	36,675	$4,047,086
United Technologies Corp.	58,273	4,044,729

		8,091,815

Auto Components — 0.6%
Johnson Controls, Inc.	97,882	2,666,306

Beverages — 1.1%
PepsiCo, Inc.	74,585	4,534,768

Biotechnology — 4.2%
Celgene Corp.*	114,188	6,357,988
Gilead Sciences, Inc.*	193,834	8,389,136
Vertex Pharmaceuticals, Inc.*	65,951	2,826,000

		17,573,124

Capital Markets — 4.0%
Charles Schwab Corp. (The)(a)	315,970	5,946,555
Goldman Sachs Group, Inc. (The)	60,637	10,237,951
Morgan Stanley	21,300	630,480

		16,814,986

Chemicals — 1.2%
Monsanto Co.	18,000	1,471,500
Praxair, Inc.	43,298	3,477,262

		4,948,762

Communications Equipment — 6.4%
Cisco Systems, Inc.*	363,201	8,695,032
Juniper Networks, Inc.*(a)	119,800	3,195,066
QUALCOMM, Inc.	321,689	14,881,333

		26,771,431

Computers & Peripherals — 9.2%
Apple, Inc.*	93,087	19,628,325
Hewlett-Packard Co.	221,269	11,397,566
NetApp, Inc.*	218,722	7,521,850

		38,547,741

Diversified Financial Services — 1.0%
JPMorgan Chase & Co.	96,282	4,012,071

Electronic Equipment & Instruments — 0.8%
Agilent Technologies, Inc.*	110,544	3,434,602

Energy Equipment & Services — 1.8%
Schlumberger Ltd.	116,968	7,613,447

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	98,850	5,848,954

Food Products — 1.6%
Unilever PLC (United Kingdom)	206,900	6,632,241

Healthcare Equipment & Supplies — 4.1%
Alcon, Inc.(a)	60,187	9,891,733
Baxter International, Inc.	128,738	7,554,346

		17,446,079

Healthcare Providers & Services — 3.1%
Express Scripts, Inc.*	23,500	2,031,575
Medco Health Solutions, Inc.*	171,956	10,989,708

		13,021,283

Hotels, Restaurants & Leisure — 1.4%
Marriott International, Inc. (Class A Stock)(a)	151,366	4,124,724
Starbucks Corp.*	78,467	1,809,449

		5,934,173

Household Products — 1.3%
Colgate-Palmolive Co.	66,786	5,486,470

Internet & Catalog Retail — 4.1%
Amazon.com, Inc.*	127,719	17,180,760

Internet Software & Services — 6.5%
Baidu, Inc. (China), ADR*	9,311	3,828,962
Google, Inc. (Class A Stock)*	32,717	20,283,886
Tencent Holdings Ltd. (China)	138,900	3,004,090

		27,116,938

IT Services — 5.5%
Mastercard, Inc. (Class A Stock)	44,981	11,514,236
Visa, Inc. (Class A Stock)(a)	133,188	11,648,623

		23,162,859

Life Sciences Tools & Services — 0.4%
Illumina, Inc.*(a)	54,298	1,664,234

Machinery — 0.5%
Cummins, Inc.	43,450	1,992,617

Media — 1.9%
Walt Disney Co. (The)	245,075	7,903,669

Multiline Retail — 2.7%
Dollar General Corp.*	41,100	921,873
Kohl’s Corp.(a)	96,635	5,211,526
Target Corp.	105,384	5,097,424

		11,230,823

Oil, Gas & Consumable Fuels — 4.6%
Apache Corp.	26,800	2,764,956
Occidental Petroleum Corp.	97,429	7,925,849
Petroleo Brasileiro SA (Brazil), ADR*	98,337	4,688,708
Southwestern Energy Co.*	85,238	4,108,472

		19,487,985

Pharmaceuticals — 7.6%
Abbott Laboratories	91,883	4,960,763
Mylan, Inc.*(a)	167,608	3,089,015
Novartis AG (Switzerland), ADR	74,100	4,033,263
Pfizer, Inc.	219,000	3,983,610
Roche Holding AG (Switzerland), ADR*	95,144	4,015,077
Shire PLC (Ireland), ADR*(a)	73,888	4,337,226
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	135,155	7,593,008

		32,011,962

SEE NOTES TO FINANCIAL STATEMENTS.
A175

AST JENNISON LARGE–CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Road & Rail — 1.0%
Union Pacific Corp.	69,200	$4,421,880

Semiconductors & Semiconductor Equipment — 3.9%
Advanced Micro Devices, Inc.*(a)	355,800	3,444,144
Analog Devices, Inc.	145,338	4,589,774
Cree, Inc.*	46,500	2,621,205
Intel Corp.	272,100	5,550,840

		16,205,963

Software — 8.1%
Adobe Systems, Inc.*	274,972	10,113,470
Microsoft Corp.	554,986	16,921,523
Salesforce.com, Inc.*	72,478	5,346,702
VMware, Inc. (Class A Stock)*	34,000	1,440,920

		33,822,615

Specialty Retail — 1.2%
Staples, Inc.	83,800	2,060,642
Tiffany & Co.	65,348	2,809,964

		4,870,606

Textiles, Apparel & Luxury Goods — 2.3%
Coach, Inc.	64,377	2,351,692
NIKE, Inc. (Class B Stock)	112,335	7,421,973

		9,773,665

TOTAL COMMON STOCKS
(cost $369,744,590)		400,224,829

PREFERRED STOCK — 0.9%
Diversified Financial Services
Bank of America Corp.* (cost $3,960,931)	257,800	3,846,376

TOTAL LONG-TERM INVESTMENTS
(cost $373,705,521)		404,071,205

SHORT-TERM INVESTMENT — 10.3%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $43,297,950; includes $28,452,446 of cash collateral received for securities on loan)(b)(w) (Note 4)	43,297,950	43,297,950

TOTAL INVESTMENTS(o)— 106.6%
(cost $417,003,471)		447,369,155
Liabilities in excess of other assets — (6.6)%		(27,503,095)

NET ASSETS — 100.0%		$419,866,060

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $27,622,437; cash collateral of $28,452,446 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2009, 2 securities representing $9,636,331 and 2.3% of the net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.
A176

AST JENNISON LARGE–CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These Inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$390,588,498	$9,636,331	$—
Preferred Stock	3,846,376	—	—
Affiliated Money Market Mutual Fund	43,297,950	—	—

	$437,732,824	$9,636,331	$—
Other Financial Instruments*	—	—	—

Total	$437,732,824	$9,636,331	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of September 25, 2009 and December 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Affiliated Money Market Mutual Fund (including 6.8% of collateral received for securities on loan)	10.3%
Computers & Peripherals	9.2
Software	8.1
Pharmaceuticals	7.6
Internet Software & Services	6.5
Communications Equipment	6.4
IT Services	5.5
Oil, Gas & Consumable Fuels	4.6
Biotechnology	4.2
Healthcare Equipment & Supplies	4.1
Internet & Catalog Retail	4.1
Capital Markets	4.0
Semiconductors & Semiconductor Equipment	3.9
Healthcare Providers & Services	3.1
Multiline Retail	2.7
Textiles, Apparel & Luxury Goods	2.3
Aerospace & Defense	1.9
Diversified Financial Services	1.9
Media	1.9
Energy Equipment & Services	1.8
Food Products	1.6
Food & Staples Retailing	1.4
Hotels, Restaurants & Leisure	1.4
Household Products	1.3
Chemicals	1.2
Specialty Retail	1.2
Beverages	1.1
Road & Rail	1.0
Electronic Equipment & Instruments	0.8
Auto Components	0.6
Machinery	0.5
Life Sciences Tools & Services	0.4

106.6
Liabilities in excess of other assets	(6.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A177

AST JENNISON LARGE–CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009
ASSETS:
Investment, at value, including securities on loan of $27,622,437:
Unaffiliated investments (cost $373,705,521)	$404,071,205
Affiliated investments (cost $43,297,950)	43,297,950
Cash	338,807
Receivable for fund share sold	925,551
Dividends and interest receivable	349,436
Receivable for investments sold	304,739
Prepaid expenses	634

Total Assets	449,288,322

LIABILITIES:
Payable to broker for collateral for securities on loan	28,452,446
Payable for investments purchased	590,492
Advisory fees payable	289,673
Accrued expenses and other liabilities	40,065
Shareholder servicing fees payable	33,749
Payable for fund share repurchased	15,286
Affiliated transfer agent fee payable	551

Total Liabilities	29,422,262

NET ASSETS	$419,866,060

Net assets were comprised of:
Paid-in capital	$392,094,188
Retained earnings	27,771,872

Net assets, December 31, 2009	$419,866,060

Net asset value and redemption price per share, $419,866,060 / 38,641,591 outstanding shares of beneficial interest	$10.87

STATEMENT OF OPERATIONS
For the Period September 25, 2009* through December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $3,965 foreign withholding tax)	$744,759
Affiliated dividend income	18,615
Affiliated income from securities lending, net	6,347

769,721

EXPENSES
Advisory fees	728,864
Shareholder servicing fees and expenses	80,985
Custodian and accounting fees	22,000
Audit fee	18,000
Shareholder reports	12,000
Transfer agent’s fees and expenses (including affiliated expense of $800) (Note 4)	3,000
Trustees’ fees	2,000
Legal fees and expenses	2,000
Miscellaneous	3,335

Total expenses	872,184
Less: advisory fee waiver and expense reimbursement	(21,844)

Net expenses	850,340

NET INVESTMENT LOSS	(80,619)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(2,503,314)
Foreign currency transactions	(9,879)

(2,513,193)

Net change in unrealized appreciation (depreciation) on investments	30,365,684

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	27,852,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,771,872

* Commencement of investment operations.

STATEMENT OF CHANGES IN NET ASSETS

September 25, 2009*
through
December 31, 2009

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(80,619)
Net realized loss on investment and foreign currency transactions	(2,513,193)
Net change in unrealized appreciation (depreciation) on investments	30,365,684

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	27,771,872

FUND SHARE TRANSACTIONS:
Fund share sold [38,767,966 shares]	393,395,685
Fund share repurchased [126,375 shares]	(1,301,497)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	392,094,188

TOTAL INCREASE IN NET ASSETS	419,866,060
NET ASSETS:
Beginning of period	—

End of period	$419,866,060

* Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.
A178

AST JENNISON LARGE–CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 94.4%		Value
COMMON STOCKS — 93.1%	Shares	(Note 2)

Aerospace & Defense — 1.5%
Precision Castparts Corp.	33,085	$3,650,930
United Technologies Corp.	22,776	1,580,882

		5,231,812

Auto Components — 2.4%
Goodyear Tire & Rubber Co. (The)*	357,243	5,037,126
Johnson Controls, Inc.	46,418	1,264,427
Lear Corp.*(a)	35,300	2,387,692

		8,689,245

Biotechnology — 0.9%
Amgen, Inc.*	54,824	3,101,394

Capital Markets — 5.4%
Bank of New York Mellon Corp. (The)	138,147	3,863,971
Goldman Sachs Group, Inc. (The)	38,758	6,543,901
Morgan Stanley	166,656	4,933,018
TD Ameritrade Holding Corp.*(a)	212,334	4,115,033

		19,455,923

Chemicals — 1.4%
Dow Chemical Co. (The)	183,563	5,071,846

Commercial Banks — 0.8%
KeyCorp	490,538	2,722,486

Commercial Services & Supplies — 1.8%
Waste Management, Inc.(a)	192,521	6,509,135

Computers & Peripherals — 0.6%
Dell, Inc.*	156,588	2,248,604

Consumer Finance — 2.1%
SLM Corp.*	669,184	7,541,704

Diversified Consumer Services — 3.2%
Career Education Corp.*(a)	120,104	2,799,624
H&R Block, Inc.	387,559	8,766,585

		11,566,209

Diversified Financial Services — 0.8%
JPMorgan Chase & Co.	67,584	2,816,225

Electric Utilities — 1.1%
Entergy Corp.	50,139	4,103,376

Electronic Equipment & Instruments — 1.2%
Flextronics International Ltd.*	575,000	4,203,250

Food & Staples Retailing — 4.4%
CVS Caremark Corp.	127,443	4,104,939
Kroger Co. (The)	325,272	6,677,834
Wal-Mart Stores, Inc.	95,394	5,098,809

		15,881,582

Food Products — 4.6%
Bunge Ltd.(a)	65,000	4,148,950
ConAgra Foods, Inc.	321,308	7,406,149
Tyson Foods, Inc. (Class A Stock)	399,913	4,906,933

		16,462,032

Healthcare Equipment & Supplies — 0.1%
Baxter International, Inc.	7,012	411,464

Healthcare Providers & Services — 4.8%
Aetna, Inc.	69,189	2,193,291
Omnicare, Inc.	286,504	6,927,667
UnitedHealth Group, Inc.	71,400	2,176,272
WellPoint, Inc.*	102,688	5,985,683

		17,282,913

Hotels, Restaurants & Leisure — 1.0%
Yum! Brands, Inc.	97,500	3,409,575

Household Products — 0.8%
Kimberly-Clark Corp.	44,119	2,810,821

Independent Power Producers & Energy Traders — 1.4%
NRG Energy, Inc.*	215,325	5,083,823

Insurance — 4.3%
Arch Capital Group Ltd.*(a)	56,382	4,034,132
Axis Capital Holdings Ltd.	161,439	4,586,482
Berkshire Hathaway, Inc. (Class B Stock)*(a)	997	3,276,142
Travelers Cos., Inc. (The)	70,607	3,520,465

		15,417,221

Internet & Catalog Retail — 1.3%
Ticketmaster Entertainment, Inc.*	376,509	4,600,940

Internet Software & Services — 2.3%
IAC/InterActiveCorp*	401,614	8,225,055

Media — 5.2%
Comcast Corp. (Class A Stock)	357,198	6,022,358
Liberty Global, Inc., Ser. C*	334,586	7,310,704
Time Warner Cable, Inc.	124,544	5,154,876

		18,487,938

Multi-Utilities — 2.0%
Sempra Energy	131,139	7,341,161

Office Electronics — 0.6%
Xerox Corp.	270,386	2,287,466

Oil, Gas & Consumable Fuels — 15.9%
Anadarko Petroleum Corp.	78,286	4,886,612
Apache Corp.	72,409	7,470,437
Canadian Natural Resources Ltd.	76,480	5,502,736
EOG Resources, Inc.	58,725	5,713,942
Hess Corp.	37,200	2,250,600
Noble Energy, Inc.(a)	53,885	3,837,690
Occidental Petroleum Corp.	88,321	7,184,913
Petroleo Brasileiro SA (Brazil), ADR	128,813	6,141,804
Suncor Energy, Inc.	100,504	3,548,796
Williams Cos., Inc. (The)	334,471	7,050,649
XTO Energy, Inc.	76,574	3,562,988

		57,151,167

Pharmaceuticals — 6.1%
Mylan, Inc.*(a)	456,192	8,407,618
Novartis AG (Switzerland), ADR	88,900	4,838,827

SEE NOTES TO FINANCIAL STATEMENTS.
A179

AST JENNISON LARGE–CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Pharmaceuticals (cont’d.)
Pfizer, Inc.	184,269	$3,351,853
Sanofi-Aventis SA (France), ADR	134,644	5,287,470

		21,885,768

Road & Rail — 1.5%
Union Pacific Corp.	86,700	5,540,130

Semiconductors & Semiconductor Equipment — 1.8%
Advanced Micro Devices, Inc.*(a)	656,941	6,359,189

Software — 7.9%
CA, Inc.	480,091	10,782,844
Microsoft Corp.	103,609	3,159,038
Nuance Communications, Inc.*	221,198	3,437,417
Symantec Corp.*	609,786	10,909,072

		28,288,371

Thrifts & Mortgage Finance — 0.7%
People’s United Financial, Inc.	144,743	2,417,208

Wireless Telecommunication Services — 3.2%
MetroPCS Communications, Inc.*(a)	472,714	3,606,808
NII Holdings, Inc.*	230,838	7,751,540

		11,358,348

TOTAL COMMON STOCKS
(cost $320,448,663)		333,963,381

PREFERRED STOCK — 1.3%
Diversified Financial Services
Bank of America Corp. (cost $4,891,780)	325,100	4,850,492

TOTAL LONG-TERM INVESTMENTS
(cost $325,340,443)		338,813,873

SHORT-TERM INVESTMENT — 14.5%

AFFILIATED MONEY MARKET MUTUAL FUND)
Dryden Core Investment Fund – Taxable Money Market Series (cost $51,916,457; includes $36,382,248 of cash collateral for securities on loan)(Note 4)(b)(w)	51,916,457	51,916,457

TOTAL INVESTMENTS — 108.9%
(cost $377,256,900)		390,730,330
Liabilities in excess of other assets — (8.9)%		(32,080,977)

NET ASSETS — 100.0%		$358,649,353

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $35,248,234; cash collateral of $36,382,248 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as Manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.
A180

AST JENNISON LARGE–CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$333,963,381	$—	$—
Preferred Stock	4,850,492	—	—
Affiliated Money Market Mutual Fund	51,916,457	—	—

	$390,730,330	$—	$—
Other Financial Instruments*	—	—	—

Total	$390,730,330	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of September 25, 2009 (commencement of Portfolio) and December 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Oil, Gas & Consumable Fuels	15.9%
Affiliated Money Market Mutual Fund (including 10.1% of collateral received for securities on loan)	14.5
Software	7.9
Pharmaceuticals	6.1
Capital Markets	5.4
Media	5.2
Healthcare Providers & Services	4.8
Food Products	4.6
Food & Staples Retailing	4.4
Insurance	4.3
Diversified Consumer Services	3.2
Wireless Telecommunication Services	3.2
Auto Components	2.4
Internet Software & Services	2.3
Consumer Finance	2.1
Diversified Financial Services	2.1
Multi-Utilities	2.0
Commercial Services & Supplies	1.8
Semiconductors & Semiconductor Equipment	1.8
Aerospace & Defense	1.5
Road & Rail	1.5
Chemicals	1.4
Independent Power Producers & Energy Traders	1.4
Internet & Catalog Retail	1.3
Electronic Equipment & Instruments	1.2
Electric Utilities	1.1
Hotels, Restaurants & Leisure	1.0
Biotechnology	0.9
Commercial Banks	0.8
Household Products	0.8
Thrifts & Mortgage Finance	0.7
Computers & Peripherals	0.6
Office Electronics	0.6
Healthcare Equipment & Supplies	0.1

108.9
Liabilities in excess of other assets	(8.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A181

AST JENNISON LARGE–CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009
ASSETS:
Investment, at value, including securities on loan of $35,248,234:
Unaffiliated investments (cost $325,340,443)	$338,813,873
Affiliated investments (cost $51,916,457)	51,916,457
Cash	305,659
Receivable for investments sold	5,696,934
Receivable for fund share sold	518,208
Dividends and interest receivable	372,565
Prepaid expenses	633

Total Assets	397,624,329

LIABILITIES:
Payable to broker for collateral for securities on loan	36,382,248
Payable for investments purchased	2,270,366
Advisory fees payable	221,034
Payable for fund share repurchased	51,991
Shareholder servicing fees payable	29,471
Accrued expenses and other liabilities	19,315
Affiliated transfer agent fee payable	551

Total Liabilities	38,974,976

NET ASSETS	$358,649,353

Net assets were comprised of:
Paid-in capital	$343,246,416
Retained earnings	15,402,937

Net assets, December 31, 2009	$358,649,353

Net asset value and redemption price per share, $358,649,353 / 33,980,536 outstanding shares of beneficial interest	$10.55

STATEMENT OF OPERATIONS
For the Period September 25, 2009* through December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,510 foreign withholding tax)	$785,206
Affiliated dividend income	18,341
Affiliated income from securities lending, net	6,889

810,436

EXPENSES
Advisory fees	531,225
Shareholder servicing fees and expenses	70,830
Custodian and accounting fees	20,000
Audit fee	18,000
Shareholders’ reports	11,000
Legal fees and expenses	3,000
Transfer agent’s fees and expenses (including affiliated expense of $826) (Note 4)	3,000
Trustees’ fees	3,000
Miscellaneous	2,701

Total expenses	662,756
Less: advisory fee waiver and expense reimbursement	(39,453)

Net expenses	623,303

NET INVESTMENT INCOME	187,133

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	1,742,292
Foreign currency transactions	32

1,742,324

Net change in unrealized appreciation (depreciation) on:
Investments	13,473,430
Foreign currencies	50

13,473,480

NET GAIN ON INVESTMENTS	15,215,804

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,402,937

* Commencement of investment operations.

STATEMENT OF CHANGES IN NET ASSETS

September 25, 2009*
through
December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$187,133
Net realized gain on investment and foreign currency transactions	1,742,324
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	13,473,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	15,402,937

FUND SHARE TRANSACTIONS:
Fund share sold [34,199,433 shares]	345,485,496
Fund share repurchased [218,897 shares]	(2,239,080)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	343,246,416

TOTAL INCREASE (DECREASE) IN NET ASSETS	358,649,353
NET ASSETS:
Beginning of period	—

End of period	$358,649,353

* Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.
A182

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 96.5%		Value
COMMON STOCKS	Shares	(Note 2)

Australia — 2.8%
BHP Billiton Ltd.	150,939	$5,775,926
Rio Tinto Ltd.	40,889	2,729,497

		8,505,423

Belgium — 1.1%
Anheuser-Busch InBev NV	61,350	3,175,912

Brazil — 2.4%
Petroleo Brasileiro SA, ADR	66,020	3,147,834
Vale SA, ADR(a)	135,519	3,934,116

		7,081,950

Canada
Nortel Networks Corp.*	2,492	57

China — 1.4%
China Life Insurance Co. Ltd. (Class H Stock)	376,000	1,839,871
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,879,000	2,371,039

		4,210,910

Finland — 0.8%
Nokia Oyj	193,417	2,500,878

France — 14.1%
Accor SA	51,056	2,793,889
AXA SA	157,363	3,694,720
BNP Paribas	60,643	4,810,079
Cie de Saint-Gobain	47,750	2,590,259
GDF Suez	36,510	1,581,649
Imerys SA	34,022	2,036,747
Lafarge SA	40,964	3,373,553
LVMH Moet Hennessy Louis Vuitton SA	24,560	2,753,855
Pernod-Ricard SA	34,633	2,961,430
PPR	20,090	2,411,503
Sanofi-Aventis SA	52,286	4,111,916
Total SA	141,321	9,077,031

		42,196,631

Germany — 7.8%
Bayer AG	55,620	4,450,906
Deutsche Post AG	71,500	1,381,865
E.ON AG	116,929	4,907,982
Linde AG	23,800	2,867,475
RWE AG	11,800	1,145,099
SAP AG	68,561	3,268,515
Siemens AG	40,312	3,699,465
Symrise AG	80,740	1,720,989

		23,442,296

Greece — 0.3%
Piraeus Bank SA*	78,597	901,929

Hong Kong — 2.4%
China Mobile Ltd.	186,000	1,730,639
CNOOC Ltd.	1,291,000	2,011,303
Esprit Holdings Ltd.	271,853	1,803,654
Hang Lung Properties Ltd.	398,000	1,560,300

		7,105,896

Israel — 1.0%
Teva Pharmaceutical Industries Ltd., ADR	55,930	3,142,147

Italy — 3.5%
ENI SpA	162,888	4,148,069
Intesa Sanpaolo SpA*	713,725	3,211,776
UniCredit SpA*	903,175	3,019,997

		10,379,842

Japan — 15.8%
Astellas Pharma, Inc.	49,700	1,854,250
Canon, Inc.	97,550	4,149,628
Daikin Industries Ltd.	39,100	1,544,342
East Japan Railway Co.	27,800	1,759,204
Honda Motor Co. Ltd.	134,200	4,553,231
Japan Tobacco, Inc.	944	3,187,410
Komatsu Ltd.	158,500	3,318,066
Kubota Corp.	215,000	1,972,806
Mitsubishi Corp.	149,900	3,733,798
Mitsubishi UFJ Financial Group, Inc.	390,300	1,922,534
Mitsui Fudosan Co. Ltd.	101,000	1,707,731
Murata Manufacturing Co. Ltd.	37,600	1,876,511
Nidec Corp.	33,800	3,123,895
Nintendo Co. Ltd.	8,500	2,030,115
Nomura Holdings, Inc.	154,300	1,147,479
Shin-Etsu Chemical Co. Ltd.	33,000	1,863,126
SMC Corp.	16,500	1,884,002
Sumitomo Corp.	219,600	2,236,131
Sumitomo Mitsui Financial Group, Inc.	54,400	1,561,029
Yahoo! Japan Corp.	6,245	1,877,672

		47,302,960

Macau — 0.3%
Wynn Macau Ltd.*	642,000	790,763

Mexico — 1.2%
America Movil SAB de CV (Class L Stock), ADR	40,400	1,897,992
Fomento Economico Mexicano SAB de CV, ADR	33,330	1,595,840

		3,493,832

Netherlands — 3.4%
ING Groep NV, ADR*	379,487	3,654,604
Koninklijke (Royal) Philips Electronics NV	53,022	1,567,293
Reed Elsevier NV	260,651	3,198,013
Wolters Kluwer NV	86,646	1,894,921

		10,314,831

Spain — 3.6%
Banco Bilbao Vizcaya Argentaria SA	194,287	3,540,882
Industria de Diseno Textil SA	28,960	1,808,623
Telefonica SA	194,670	5,448,622

		10,798,127

Sweden — 0.6%
Atlas Copco AB (Class A Stock)	122,500	1,800,734

SEE NOTES TO FINANCIAL STATEMENTS.
A183

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Switzerland — 9.8%
ABB Ltd.*	175,697	$3,385,563
Holcim Ltd.*	42,574	3,308,743
Nestle SA	141,502	6,867,606
Novartis AG	90,922	4,965,182
Roche Holding AG	29,920	5,116,705
SGS SA	1,174	1,532,634
Xstrata PLC*	98,578	1,758,242
Zurich Financial Services AG	11,945	2,611,460

		29,546,135

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	184,902	2,115,279

United Kingdom — 23.5%
Autonomy Corp. PLC*	76,840	1,866,011
Barclays PLC	464,750	2,047,898
BG Group PLC	222,481	4,017,172
British Land Co. PLC, REIT	229,666	1,768,511
Burberry Group PLC	281,566	2,704,329
Centrica PLC	380,390	1,722,992
GlaxoSmithKline PLC	192,243	4,076,676
HSBC Holdings PLC	720,991	8,201,228
ICAP PLC	317,366	2,188,883
Imperial Tobacco Group PLC	110,270	3,478,721
Man Group PLC	431,909	2,131,619
Marks & Spencer Group PLC	414,990	2,681,227
Prudential PLC	309,683	3,169,991
Rio Tinto PLC	38,391	2,072,986
Royal Dutch Shell PLC (Class A Stock)	188,641	5,684,123
Standard Chartered PLC	221,890	5,601,802
Tesco PLC	722,234	4,982,528
Vodafone Group PLC	2,680,050	6,206,213
WM Morrison Supermarkets PLC	312,010	1,392,072
Wolseley PLC*	70,964	1,420,474
WPP PLC	319,832	3,128,046

		70,543,502

TOTAL LONG-TERM INVESTMENTS
(cost $279,052,815)		289,350,034

SHORT-TERM INVESTMENTS — 4.6%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $13,787,460; includes $5,196,087 of cash collateral for securities on loan)(b)(w) (Note 4)	13,787,460	13,787,460

TOTAL INVESTMENTS(o) — 101.1%
(cost $292,840,275)		303,137,494
Liabilities in excess of other assets — (1.1)%		(3,250,613)

NET ASSETS — 100.0%		$299,886,881

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $5,099,315; cash collateral of $5,196,087 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2009, 91 securities representing $272,726,006 and 90.9% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.
A184

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks:
Australia	$—	$8,505,423	$—
Belgium	—	3,175,912	—
Brazil	7,081,950	—	—
Canada	57	—	—
China	—	4,210,910	—
Finland	—	2,500,878	—
France	—	42,196,631	—
Germany	—	23,442,296	—
Greece	—	901,929	—
Hong Kong	—	7,105,896	—
Israel	3,142,147	—	—
Italy	—	10,379,842	—
Japan	—	47,302,960	—
Macau	790,763	—	—
Mexico	3,493,832	—	—
Netherlands	—	10,314,831	—
Spain	—	10,798,127	—
Sweden	—	1,800,734	—
Switzerland	—	29,546,135	—
Taiwan	2,115,279	—	—
United Kingdom	—	70,543,502	—
Affiliated Money Market Mutual Fund	13,787,460	—	—

	$30,411,488	$272,726,006	$—
Other Financial Instruments*	—	—	—

Total	$30,411,488	$272,726,006	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Balance as of 12/31/08	$2,223,830
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	(2,223,830)

Balance as of 12/31/09	$—

SEE NOTES TO FINANCIAL STATEMENTS.
A185

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Banks	12.4%
Oil & Gas	9.4
Pharmaceuticals	7.6
Telecommunications	6.0
Mining	5.4
Insurance	5.0
Affiliated Money Market Mutual Fund (1.7% represents investments purchased with collateral from securities on loan)	4.6
Food	4.5
Building Materials	4.3
Chemicals	3.6
Retail	2.9
Media	2.7
Beverages	2.6
Distribution/Wholesale	2.6
Electric	2.5
Agriculture	2.3
Electronics	2.1
Software	1.7
Machinery – Construction & Mining	1.7
Automobile Manufacturers	1.5
Office Equipment	1.4
Miscellaneous Manufacturing	1.2
Lodging	1.2
Engineering & Construction	1.1
Diversified Financial Services	1.1
Real Estate	1.1
Transportation	1.1
Holding Companies – Diversified	0.9
Apparel	0.9
Investment Companies	0.7
Semiconductors	0.7
Toys	0.7
Machinery	0.7
Hand/Machine Tools	0.6
Internet	0.6
Real Estate Investment Trusts	0.6
Gas	0.6
Commercial Services	0.5

101.1
Liabilities in excess of other assets	(1.1)

100.0%

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2009, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights

Equity contracts	$40,454

For the year ended December 31, 2009, the Portfolio did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.
A186

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009
ASSETS:
Investments at value, including securities on loan of $5,099,315:
Unaffiliated investments (cost $279,052,815)	$289,350,034
Affiliated investments (cost $13,787,460)	13,787,460
Cash	359,570
Foreign currency, at value (cost $121,677)	119,762
Tax reclaim receivable	1,578,089
Dividends receivable	355,166
Receivable for fund share sold	50,441
Prepaid expenses	4,415

Total Assets	305,604,937

LIABILITIES:
Payable to broker for collateral for securities on loan	5,196,087
Payable for fund share repurchased	365,355
Advisory fees payable	100,753
Accrued expenses and other liabilities	53,304
Shareholder servicing fees payable	1,645
Affiliated transfer agent fee payable	912

Total Liabilities	5,718,056

NET ASSETS	$299,886,881

Net assets were comprised of:
Paid-in capital	$294,090,495
Retained earnings	5,796,386

Net assets, December 31, 2009	$299,886,881

Net asset value and redemption price per share, $299,886,881 / 15,309,349 outstanding shares of beneficial interest	$19.59

STATEMENT OF OPERATIONS
Year Ended December 31, 2009
INVESTMENT INCOME
Unaffiliated dividend income (net of $551,833 foreign withholding tax)	$5,402,664
Affiliated dividend income	34,811
Affiliated income from securities lending, net	9,750

5,447,225

EXPENSES
Advisory fees	1,868,436
Shareholder servicing fees and expenses	206,581
Custodian and accounting fees	55,000
Audit fee	26,000
Shareholders’ reports	14,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Trustees’ fees	11,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	4,000
Loan interest expense (Note 7)	353
Miscellaneous	19,224

Total expenses	2,228,594
Less: advisory fee waiver and/or expense reimbursement	(85,463)

Net expenses	2,143,131

NET INVESTMENT INCOME	3,304,094

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(6,923,261)
Foreign currency transactions	(53,092)

(6,976,353)

Net change in unrealized appreciation (depreciation) on:
Investments	66,240,611
Foreign currencies	65,882

66,306,493

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	59,330,140

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,634,234

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$ 3,304,094	$ 8,304,068
Net realized gain (loss) on investment and foreign currency transactions	(6,976,353)	30,916,242
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	66,306,493	(190,426,363)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	62,634,234	(151,206,053)

DISTRIBUTIONS	(8,318,645)	(7,807,619)

FUND SHARE TRANSACTIONS:
Fund share sold [5,843,336 and 1,947,548 shares, respectively]	101,922,012	40,538,796
Fund share issued in reinvestment of distributions [506,308 and 326,952 shares, respectively]	8,318,645	7,807,619
Fund share repurchased [2,196,797 and 10,067,955 shares, respectively]	(32,750,051)	(219,221,565)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	77,490,606	(170,875,150)

TOTAL INCREASE (DECREASE) IN NET ASSETS	131,806,195	(329,888,822)
NET ASSETS:
Beginning of year	168,080,686	497,969,508

End of year	$299,886,881	$ 168,080,686

SEE NOTES TO FINANCIAL STATEMENTS.
A187

AST LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.7%
COMMON STOCKS		Value
	Shares	(Note 2)

Aerospace & Defense — 4.3%
Boeing Co. (The)(a)	60,100	$3,253,213
Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)*	351,500	7,771,665
General Dynamics Corp.	425,000	28,972,250
Lockheed Martin Corp.	265,000	19,967,750
Northrop Grumman Corp.	209,000	11,672,650
United Technologies Corp.	630,000	43,728,300

		115,365,828

Beverages — 0.8%
PepsiCo, Inc.	350,000	21,280,000

Biotechnology — 0.6%
Amgen, Inc.*	270,000	15,273,900

Chemicals — 1.1%
Air Products & Chemicals, Inc.	175,000	14,185,500
Celanese Corp. (Class A Stock)	102,200	3,280,620
PPG Industries, Inc.	223,000	13,054,420

		30,520,540

Commercial Banks — 10.2%
Bank of America Corp.(a)	5,213,354	78,513,111
Fifth Third Bancorp	1,150,000	11,212,500
KeyCorp	1,156,500	6,418,575
Northern Trust Corp.	200,000	10,480,000
PNC Financial Services Group, Inc.(a)	983,604	51,924,455
Regions Financial Corp.	1,411,000	7,464,190
U.S. Bancorp	992,027	22,330,528
Wells Fargo & Co.	3,127,883	84,421,562

		272,764,921

Commercial Services — 0.9%
MasterCard, Inc. (Class A Stock)(a)	95,000	24,318,100

Commercial Services & Supplies — 1.1%
Waste Management, Inc.	880,000	29,752,800

Computer Services & Software — 0.4%
Oracle Corp.	440,000	10,797,600

Computers — 3.1%
Hewlett-Packard Co.	900,000	46,359,000
International Business Machines Corp.(a)	272,700	35,696,430

		82,055,430

Diversified Financial Services — 3.7%
American Express Co.	495,392	20,073,284
Capital One Financial Corp.(a)	600,000	23,004,000
Citigroup, Inc.	4,003,201	13,250,595
Goldman Sachs Group, Inc. (The)	250,000	42,210,000

		98,537,879

Diversified Manufacturing — 1.0%
General Electric Co.	1,750,000	26,477,500

Electric — 1.1%
Public Service Enterprise Group, Inc.	850,000	28,262,500

Electric Utilities — 3.8%
American Electric Power Co., Inc.	575,000	20,004,250
Edison International	280,200	9,745,356
Exelon Corp.	543,700	26,570,619
FirstEnergy Corp.	230,000	10,683,500
FPL Group, Inc.	244,550	12,917,131
PG&E Corp.	465,000	20,762,250

		100,683,106

Electronic Components & Equipment — 0.4%
Emerson Electric Co.	255,000	10,863,000

Electronic Equipment & Instruments — 0.8%
Tyco Electronics Ltd. (Switzerland)	834,725	20,492,499

Electronics — 0.4%
Thermo Fisher Scientific, Inc.*	220,000	10,491,800

Entertainment & Leisure — 0.5%
Carnival Corp. (Panama)*	410,000	12,992,900

Financial Services — 3.1%
JPMorgan Chase & Co.	1,960,800	81,706,536

Food — 2.0%
Kellogg Co.	310,000	16,492,000
Nestle SA (Switzerland)	600,103	29,125,179
Nestle SA, ADR (Switzerland)	150,000	7,252,500

		52,869,679

Food & Staples Retailing — 1.4%
Safeway, Inc.	779,600	16,597,684
Wal-Mart Stores, Inc.	375,000	20,043,750

		36,641,434

Healthcare Products — 0.8%
Boston Scientific Corp.*	1,255,000	11,295,000
Covidien PLC (Ireland)	235,000	11,254,150

		22,549,150

Healthcare Providers & Services — 0.4%
UnitedHealth Group, Inc.	360,000	10,972,800

Hotels, Restaurants & Leisure — 1.8%
McDonald’s Corp.	775,000	48,391,000

Household Durables — 0.1%
Fortune Brands, Inc.	83,600	3,611,520

Industrial Conglomerates — 0.9%
Tyco International Ltd. (Switzerland)	701,825	25,041,116

Insurance — 5.4%
ACE Ltd. (Switzerland)*	200,000	10,080,000
Allstate Corp. (The)	463,300	13,917,532
Genworth Financial, Inc. (Class A Stock)*	821,700	9,326,295
Lincoln National Corp.	1,350,000	33,588,000
MetLife, Inc.	1,300,814	45,983,775

SEE NOTES TO FINANCIAL STATEMENTS.
A188

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Insurance (cont’d.)
Travelers Cos., Inc. (The)	299,600	$14,938,056
Unum Group	226,750	4,426,160
XL Capital Ltd. (Class A Stock) (Cayman Islands)	701,700	12,862,161

		145,121,979

Iron/Steel — 0.8%
United States Steel Corp.(a)	375,000	20,670,000

Leisure Equipment & Products — 0.1%
Harley-Davidson, Inc.(a)	154,100	3,883,320

Machinery & Equipment — 2.0%
Cummins, Inc.(a)	321,300	14,734,818
Deere & Co.	190,000	10,277,100
PACCAR, Inc.(a)	808,000	29,306,160

		54,318,078

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.(a)	240,000	13,677,600

Media — 1.2%
Comcast Corp. (Class A Stock)	1,161,400	18,594,014
Walt Disney Co. (The)	425,000	13,706,250

		32,300,264

Metals & Mining — 2.5%
BHP Billiton Ltd., ADR (Australia)(a)	310,000	23,739,800
Freeport-McMoRan Copper & Gold, Inc.*	375,000	30,108,750
Peabody Energy Corp.	280,000	12,658,800

		66,507,350

Multi-Line Retail — 0.4%
J.C. Penney Co., Inc.	440,600	11,724,366

Multi-Utilities — 0.3%
Wisconsin Energy Corp.	153,100	7,628,973

Oil & Gas Services — 0.9%
Halliburton Co.	825,000	24,824,250

Oil, Gas & Consumable Fuels — 14.8%
Anadarko Petroleum Corp.	750,000	46,815,000
Apache Corp. (Class A Stock)(a)	470,000	48,489,900
Chevron Corp.	650,000	50,043,500
ConocoPhillips	390,900	19,963,263
Exxon Mobil Corp.	650,000	44,323,500
Hess Corp.	710,000	42,955,000
Occidental Petroleum Corp.	630,000	51,250,500
Royal Dutch Shell PLC, ADR (United Kingdom)	565,400	32,866,702
Total SA, ADR (France)(a)	475,000	30,419,000
Transocean Ltd. (Switzerland)*	235,000	19,458,000
XTO Energy, Inc.	231,822	10,786,678

		397,371,043

Pharmaceuticals — 6.5%
Abbott Laboratories	565,000	30,504,350
Bristol-Myers Squibb Co.	1,281,900	32,367,975
Eli Lilly & Co.	552,700	19,736,917
Merck & Co., Inc.	1,042,615	38,097,152
Pfizer, Inc.	2,912,000	52,969,280

		173,675,674

Real Estate Investment Trusts — 1.8%
AvalonBay Communities, Inc.(a)	250,000	20,527,500
Boston Properties, Inc.(a)	175,000	11,737,250
Vornado Realty Trust(a)	225,997	15,806,230

		48,070,980

Retail & Merchandising — 2.7%
Best Buy Co., Inc.	935,000	36,895,100
Target Corp.(a)	440,000	21,282,800
TJX Cos., Inc.	400,000	14,620,000

		72,797,900

Semiconductors — 0.5%
Applied Materials, Inc.	930,000	12,964,200

Semiconductors & Semiconductor Equipment — 0.6%
Intel Corp.	845,000	17,238,000

Software — 2.5%
CA, Inc.	1,167,919	26,231,461
Microsoft Corp.	1,367,450	41,693,550

		67,925,011

Specialty Retail — 2.2%
Gap, Inc. (The)	160,100	3,354,095
Home Depot, Inc. (The)	617,525	17,864,998
Limited Brands, Inc.(a)	719,200	13,837,408
Staples, Inc.	1,000,000	24,590,000

		59,646,501

Telecommunications — 3.9%
AT&T, Inc.	1,440,000	40,363,200
Cisco Systems, Inc.*	600,000	14,364,000
Ericsson, L.M. Telefonaktiebolaget, ADR (Sweden)(a)	1,250,000	11,487,500
Verizon Communications, Inc.(a)	1,125,000	37,271,250

		103,485,950

Textiles, Apparel & Luxury Goods — 1.2%
Jones Apparel Group, Inc.	447,300	7,183,638
NIKE, Inc. (Class B Stock)(a)	375,000	24,776,250

		31,959,888

Tobacco — 0.5%
Philip Morris International, Inc.	270,950	13,057,081

Transportation — 0.9%
Union Pacific Corp.	375,000	23,962,500

Wireless Telecommunication Services — 0.8%
Vodafone Group PLC, ADR (United Kingdom)(a)	870,300	20,095,227

TOTAL LONG-TERM INVESTMENTS
(cost $2,255,163,504)		2,615,619,673

SEE NOTES TO FINANCIAL STATEMENTS.
A189

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

SHORT-TERM INVESTMENT — 10.0%
		Value
	Shares	(Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $266,188,728; includes $217,255,396 of cash collateral for securities on loan)(b)(w) (Note 4)	266,188,728	$266,188,728

TOTAL INVESTMENTS(o) — 107.7%
(cost $2,521,352,232)		2,881,808,401
Liabilities in excess of other assets — (7.7)%		(205,522,587)

NET ASSETS — 100.0%		$2,676,285,814

The following abbreviation is used in the Portfolio descriptions:
ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $209,405,498; cash collateral of $217,255,396 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2009, one security representing $29,125,179 and 1.1% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$2,586,494,494	$29,125,179	$—
Affiliated Money Market Mutual Fund	266,188,728	—	—

	$2,852,683,222	$29,125,179	$—
Other Financial Instruments*	—	—	—

Total	$2,852,683,222	$29,125,179	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008, the Portfolio had one level 3 security with a fair value of $0 and as of December 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.
A190

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Oil, Gas & Consumable Fuels	14.8%
Commercial Banks	10.2
Affiliated Money Market Mutual Fund (8.1% represents investments purchased with collateral from securities on loan)	10.0
Pharmaceuticals	6.5
Insurance	5.4
Aerospace & Defense	4.3
Telecommunications	3.9
Electric Utilities	3.8
Diversified Financial Services	3.7
Computers	3.1
Financial Services	3.1
Retail & Merchandising	2.7
Software	2.5
Metals & Mining	2.5
Specialty Retail	2.2
Machinery & Equipment	2.0
Food	2.0
Hotels, Restaurants & Leisure	1.8
Real Estate Investment Trusts	1.8
Food & Staples Retailing	1.4
Media	1.2
Textiles, Apparel & Luxury Goods	1.2
Chemicals	1.1
Commercial Services & Supplies	1.1
Electric	1.1
Diversified Manufacturing	1.0
Industrial Conglomerates	0.9
Oil & Gas Services	0.9
Commercial Services	0.9
Transportation	0.9
Healthcare Products	0.8
Beverages	0.8
Iron/Steel	0.8
Electronic Equipment & Instruments	0.8
Wireless Telecommunication Services	0.8
Semiconductors & Semiconductor Equipment	0.6
Biotechnology	0.6
Machinery – Construction & Mining	0.5
Tobacco	0.5
Entertainment & Leisure	0.5
Semiconductors	0.5
Multi-Line Retail	0.4
Healthcare Providers & Services	0.4
Electronic Components & Equipment	0.4
Computer Services & Software	0.4
Electronics	0.4
Multi-Utilities	0.3
Leisure Equipment & Products	0.1
Household Durables	0.1

107.7
Liabilities in excess of other assets	(7.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A191

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009
ASSETS:
Investments at value, including securities on loan of $209,405,498:
Unaffiliated investments (cost $2,255,163,504)	$2,615,619,673
Affiliated investments (cost $266,188,728)	266,188,728
Cash	3,196,120
Foreign currency, at value (cost $49)	50
Dividends and interest receivable	4,151,429
Receivable for fund share sold	3,215,385
Receivable for investments sold	2,002,032
Tax reclaim receivable	80,971
Prepaid expenses	16,714

Total Assets	2,894,471,102

LIABILITIES:
Payable to broker for collateral for securities on loan	217,255,396
Advisory fees payable	665,105
Accrued expenses and other liabilities	173,963
Payable for fund share repurchased	76,764
Shareholder servicing fees payable	11,545
Deferred trustees’ fees	1,603
Affiliated transfer agent fee payable	912

Total Liabilities	218,185,288

NET ASSETS	$2,676,285,814

Net assets were comprised of:
Paid-in capital	$3,487,953,424
Retained earnings	(811,667,610)

Net assets, December 31, 2009	$2,676,285,814

Net asset value and redemption price per share, $2,676,285,814 / 224,816,399 outstanding shares of beneficial interest	$11.90

STATEMENT OF OPERATIONS
Year Ended December 31, 2009
INVESTMENT INCOME
Unaffiliated dividend income (net of $947,066 foreign withholding tax)	$46,291,195
Affiliated income from securities lending, net	706,842
Affiliated dividend income	323,059
Unaffiliated interest income	2,170

47,323,266

EXPENSES
Advisory fees	13,973,158
Shareholder servicing fees and expenses	1,863,088
Custodian and accounting fees	314,000
Insurance expenses	35,000
Trustees’ fees	30,000
Audit fee	21,000
Commitment fee on syndicated credit agreement	21,000
Shareholders’ reports	15,000
TTransfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Loan interest expense (Note 7)	12,461
Legal fees and expenses	12,000
Miscellaneous	18,297

Total expenses	16,329,004
Less: advisory fee waiver and/or expense reimbursement	(202,589)
Less: shareholder servicing fee waiver	(333,927)

Net expenses	15,792,488

NET INVESTMENT INCOME	31,530,778

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(362,824,506)
Foreign currency transactions	102,337

(362,722,169)

Net change in unrealized appreciation (depreciation) on:
Investments	703,678,901
Foreign currencies	7,959

703,686,860

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	340,964,691

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$372,495,469

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$31,530,778	$48,266,380
Net realized loss on investment and foreign currency transactions	(362,722,169)	(839,764,546)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	703,686,860	(321,604,430)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	372,495,469	(1,113,102,596)

DISTRIBUTIONS	(48,353,330)	(181,747,836)

FUND SHARE TRANSACTIONS:
Fund share sold [121,958,538 and 74,945,325 shares, respectively]	1,301,528,829	1,027,566,968
Fund share issued in reinvestment of distributions [4,796,957 and 11,503,028 shares, respectively]	48,353,330	181,747,836
Net asset value of shares issued in merger [0 and 44,346,533 shares, respectively]	—	807,345,995
Fund share repurchased [48,992,144 and 97,627,173 shares, respectively]	(506,580,986)	(1,350,388,835)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	843,301,173	666,271,964

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,167,443,312	(628,578,468)
NET ASSETS:
Beginning of year	1,508,842,502	2,137,420,970

End of year	$2,676,285,814	$1,508,842,502

SEE NOTES TO FINANCIAL STATEMENTS.
A192

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 96.9%	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
	(Unaudited)	Rate		Date	(000)#	(Note 2)

BANK LOANS(c)(g) — 1.8%
Automotive — 0.2%
Ford Motor Co.	NR	3.29%		12/15/13	$992	$915,441

Electronics — 0.1%
Palm, Inc.	NR	3.79%		04/24/14	648	553,790

Financial – Brokerage — 0.6%
Nuveen Investments, Inc.	NR	3.282%		11/13/14	2,277	1,988,750
Nuveen Investments, Inc.	NR	12.50%		07/31/15	750	779,375

						2,768,125

Healthcare Services — 0.5%
Biomet, Term B	NR	3.285%		03/25/15	1,980	1,887,795

Medical Supplies & Equipment — 0.2%
HCA, Inc., Term A	NR	1.783%		11/17/12	755	720,521

Textile & Apparel — 0.2%
Michael’s Stores	NR	2.563%		10/31/13	425	382,815
Michael’s Stores	NR	4.75%		07/31/16	572	537,485

						920,300

TOTAL BANK LOANS
(cost $7,467,814)						7,765,972

CONVERTIBLE BONDS — 11.7%
Aerospace/Defense — 0.7%
Alliant Techsystems, Inc., Gtd. Notes	B1	2.75%		02/15/24	1,000	1,136,250
GenCorp, Inc., Sub. Notes	Caa2	2.25%		11/15/24	675	604,969
L-3 Communications Corp., Gtd. Notes	Ba2	3.00%		08/01/35	1,250	1,312,500

						3,053,719

Automotive — 0.3%
Ford Motor Co., Sr. Unsec’d. Notes	Caa1	4.25%		11/15/16	1,000	1,258,750

Beverages — 0.4%
Central European Distribution Corp., Sr. Unsec’d. Notes	B-(d)	3.00%		03/15/13	500	424,375
Molson Coors Brewing Co., Gtd. Notes	BBB-(d)	2.50%		07/30/13	1,250	1,381,250

						1,805,625

Building & Construction — 0.1%
D.R. Horton, Inc., Gtd. Notes	Ba3	2.00%		05/15/14	250	276,875

Cable Television — 0.4%
General Cable Corp., Sub. Notes (4.50% until 11/15/29)	B2	2.25	%(e)	11/15/29	1,757	1,807,514

Chemicals — 0.1%
Ferro Corp., Sr. Unsec’d. Notes	B2	6.50%		08/15/13	600	532,500

Computer Hardware — 0.8%
Intel Corp., Jr. Sub. Notes(a)	A-(d)	2.95%		12/15/35	1,000	965,000
SanDisk Corp., Sr. Unsec’d. Notes	B(d)	1.00%		05/15/13	2,850	2,376,187

						3,341,187

Computer Services & Software — 0.1%
NetApp, Inc., Sr. Unsec’d. Notes	NR	1.75%		06/01/13	500	620,000

Diversified Capital Goods — 0.1%
Ingersoll-Rand Co. Ltd., Gtd. Notes (Bermuda)	Baa1	4.50%		04/15/12	300	615,750

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CONVERTIBLE BONDS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Electronic Components & Equipment — 0.5%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	B-(d)	5.75%		08/15/12	$481	$474,386
Itron, Inc., Sr. Sub. Notes	B-(d)	2.50%		08/01/26	1,500	1,878,750

						2,353,136

Electronics — 0.5%
FLIR Systems, Inc., Sr. Unsec’d. Notes	NR	3.00%		06/01/23	400	1,185,500
Millipore Corp., Sr. Unsec’d. Notes	BB-(d)	3.75%		06/01/26	1,000	1,031,250

						2,216,750

Energy — 0.2%
Evergreen Solar, Inc., Sr. Unsec’d. Notes	NR	4.00%		07/15/13	550	284,625
Quicksilver Resources, Inc., Jr. Sub. Notes	B-(d)	1.875%		11/01/24	500	593,125

						877,750

Financial Service — 0.3%
Textron, Inc., Sr. Unsec’d. Notes	BBB-(d)	4.50%		05/01/13	800	1,289,000

Healthcare Products — 0.2%
NuVasive, Inc., Sr. Unsec’d. Notes	NR	2.25%		03/15/13	800	790,000

Hotels — 0.2%
Host Hotels & Resorts LP, Sr. Sec’d. Notes, 144A	BB+(d)	2.625%		04/15/27	1,000	937,500

Integrated Energy — 0.2%
SunPower Corp., Sr. Unsec’d. Notes	NR	4.75%		04/15/14	650	740,187

Leisure — 0.1%
Gaylord Entertainment Co., Gtd. Notes, 144A	NR	3.75%		10/01/14	275	280,156

Machinery — 0.3%
Roper Industries, Inc., Sr. Sub. Notes	Ba1	1.76	%(j)	01/15/34	2,000	1,302,500

Metals & Mining — 0.4%
Newmont Mining Corp., Gtd. Notes	BBB+(d)	1.25%		07/15/14	1,350	1,684,125
Patriot Coal Corp., Sr. Unsec’d. Notes	NR	3.25%		05/31/13	350	280,875

						1,965,000

Metals/Mining Excluding Steel — 0.4%
Placer Dome, Inc., Sr. Unsec’d. Notes (Canada)	Baa1	2.75%		10/15/23	1,000	1,637,500

Non-Food & Drug Retailers — 0.1%
Saks, Inc., Notes, 144A	NR	7.50%		12/01/13	230	340,113

Oil Field Equipment & Services — 0.2%
Hanover Compress Co., Sr. Unsec’d. Notes	B1	4.75%		01/15/14	1,000	897,500

Pharmaceuticals — 1.2%
BioMarin Pharmaceutical, Inc., Sr. Sub. Notes	B-(d)	2.50%		03/29/13	1,000	1,278,750
Gilead Sciences, Inc., Sr. Unsec’d. Notes	NR	0.625%		05/01/13	1,600	1,974,000
Teva Pharmaceutical Finance Co. BV, Gtd. Notes (Netherlands)	Baa1	1.75%		02/01/26	1,550	1,910,375

						5,163,125

Real Estate Investment Trusts — 0.3%
ProLogis, Sr. Unsec’d. Notes	BBB-(d)	2.25%		04/01/37	1,500	1,391,250

Software Services — 1.1%
Blackboard, Inc., Sr. Unsec’d. Notes	BB-(d)	3.25%		07/01/27	500	514,375
EMC Corp., Sr. Unsec’d. Notes	A-(d)	1.75%		12/01/11	1,250	1,518,750
Equinix, Inc., Sub. Notes	B-(d)	2.50%		04/15/12	350	385,875

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CONVERTIBLE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Software Services (cont’d.)
Sybase, Inc., Sr. Unsec’d. Notes, 144A	NR	3.50%	08/15/29	$1,250	$1,481,250
Symantec Corp., Sr. Unsec’d. Notes	NR	0.75%	06/15/11	1,000	1,087,500

					4,987,750

Steel Producers/Products — 0.1%
ArcelorMittal, Sr. Unsec’d. Notes (Luxembourg)	Baa3	5.00%	05/15/14	370	612,813

Support Services — 0.3%
CRA International, Inc., Sr. Sub. Notes	NR	2.875%	06/15/34	1,500	1,471,875

Telecommunications — 2.1%
Ciena Corp., Sr. Unsec’d. Notes	B(d)	0.25%	05/01/13	2,300	1,736,500
JDS Uniphase Corp., Sr. Unsec’d. Notes	NR	1.00%	05/15/26	1,500	1,282,500
SBA Communications Corp., Sr. Unsec’d. Notes, 144A	NR	4.00%	10/01/14	2,000	2,625,000
Virgin Media Finance PLC, Gtd. Notes (United Kingdom)	B2	8.375%	10/15/19	500	516,875
Virgin Media Finance PLC, Gtd. Notes (United Kingdom)	B2	9.50%	08/15/16	600	644,250
Virgin Media, Inc., Sr. Unsec’d. Notes, 144A	B-(d)	6.50%	11/15/16	2,000	2,370,000

					9,175,125

TOTAL CONVERTIBLE BONDS
(cost $45,134,794)					51,740,950

CORPORATE OBLIGATIONS — 78.5%
Aerospace/Defense — 1.0%
L-3 Communications Corp., Gtd. Notes	Ba2	6.125%	01/15/14	1,500	1,509,375
Moog, Inc., Sr. Sub. Notes	Ba3	6.25%	01/15/15	1,575	1,490,344
Spirit Aerosystems, Inc., Gtd. Notes, 144A	B2	7.50%	10/01/17	200	197,000
Triumph Group, Inc., Sr. Sub. Notes, 144A	Ba3	8.00%	11/15/17	539	543,716
Vought Aircraft Industry, Inc., Sr. Notes	B3	8.00%	07/15/11	650	641,063

					4,381,498

Airlines — 0.1%
Delta Air Lines, Inc., Sr. Sec’d. Notes, 144A	Ba2	9.50%	09/15/14	250	259,688

Auto Loans — 0.9%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	7.25%	10/25/11	1,200	1,211,871
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	8.00%	06/01/14	1,500	1,540,182
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	9.875%	08/10/11	1,150	1,204,075

					3,956,128

Automobile Manufacturers — 0.1%
Navistar International Corp., Gtd. Notes	B1	8.25%	11/01/21	475	486,875

Automotive — 0.1%
Ford Motor Co., Sr. Unsec’d. Notes	Caa1	9.50%	09/15/11	250	256,250

Automotive Parts & Equipment — 1.2%
Cooper-Standard Automotive, Inc., Gtd. Notes(i)	D(d)	8.375%	12/15/14	1,500	382,500
Goodyear Tire & Rubber Co. (The), Sr. Unsec’d. Notes	B1	10.50%	05/15/16	925	1,022,125
Stanadyne Corp., Sr. Sub. Notes	Caa1	10.00%	08/15/14	950	864,500
Tenneco, Inc., Gtd. Notes(a)	Caa2	8.625%	11/15/14	1,000	1,008,750
TRW Automotive, Inc., Gtd. Notes, 144A	Caa1	7.25%	03/15/17	1,500	1,455,000
TRW Automotive, Inc., Sr. Notes, 144A(a)	Caa1	8.875%	12/01/17	675	702,000

					5,434,875

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Banking — 1.3%
Bank of America Corp., Sr. Unsec’d. Notes	A2	5.75%		12/01/17	$2,200	$2,252,840
JPMorgan Chase & Co., Jr. Sub. Notes	Baa1	7.90	%(c)	04/29/49	805	830,325
Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes (United Kingdom)	A1	6.40%		10/21/19	400	396,149
Royal Bank of Scotland Group PLC, Sub. Notes (United Kingdom)	Ba2	5.00%		11/12/13	675	606,207
USB Capital IX, Ltd., Gtd. Notes	A2	6.189	%(c)	10/29/49	600	482,250
Zions Bancorporation, Sr. Unsec’d. Notes	BBB-(d)	7.75%		09/23/14	1,450	1,279,625

						5,847,396

Beverages — 0.4%
Constellation Brands, Inc., Gtd. Notes	Ba3	7.25%		05/15/17	1,850	1,875,438

Building & Construction — 0.6%
Beazer Homes USA, Inc., Gtd. Notes	Caa2	8.375%		04/15/12	275	259,875
KB Home, Gtd. Notes	B1	9.10%		09/15/17	950	1,002,250
Lennar Corp., Gtd. Notes	B3	12.25%		06/01/17	800	960,000
William Lyon Homes, Inc., Gtd. Notes	Caa3	10.75%		04/01/13	625	440,625

						2,662,750

Building Materials — 0.4%
Belden, Inc., Gtd. Notes	Ba2	7.00%		03/15/17	1,250	1,217,187
Owens Corning, Gtd. Notes	Ba1	9.00%		06/15/19	450	501,831

						1,719,018

Cable Television — 0.3%
General Cable Corp., Gtd. Notes(a)	Ba3	7.125%		04/01/17	1,500	1,473,750

Chemicals — 3.0%
Ashland, Inc., Gtd. Notes, 144A(a)	Ba3	9.125%		06/01/17	1,075	1,179,812
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	8.55%		05/15/19	2,000	2,386,290
Equistar Chemicals LP, Sr. Sec’d. Notes(i)	NR	7.55%		02/15/26	3,500	2,485,000
Ineos Group Holdings PLC, Sec’d. Notes, 144A (United Kingdom)	Caa3	8.50%		02/15/16	2,000	1,345,000
Mosaic Global Holdings, Inc., Sr. Unsec’d. Notes(a)	Baa2	7.30%		01/15/28	1,800	1,894,378
Nalco Co., Sr. Notes, 144A	Ba2	8.25%		05/15/17	1,250	1,328,125
Potash Corp. of Saskatchewan, Inc., Sr. Unsec’d. Notes (Canada)(a)	Baa1	4.875%		03/30/20	550	542,642
Rockwood Specialties Group, Inc., Gtd. Notes	B3	7.50%		11/15/14	1,250	1,262,500
Terra Capital, Inc., Gtd. Notes, 144A	B1	7.75%		11/01/19	675	722,250

						13,145,997

Clothing & Apparel — 0.9%
Jones Apparel Group, Inc., Sr. Unsec’d. Notes	Ba3	6.125%		11/15/34	1,150	951,625
Levi Strauss & Co., Sr. Unsec’d. Notes(a)	B2	8.875%		04/01/16	2,750	2,877,188

						3,828,813

Commercial Services — 0.1%
Geo Group, Inc., (The), Gtd. Notes, 144A	B1	7.75%		10/15/17	250	255,938

Computer Services & Software — 0.1%
Serena Software, Inc., Gtd. Notes	Caa1	10.375%		03/15/16	500	480,625

Consumer Discretionary — 0.2%
INVISTA, Sr. Unsec’d. Notes, 144A	Ba3	9.25%		05/01/12	900	913,500

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Consumer Products & Services — 1.3%
ACCO Brands Corp., Sr. Sec’d. Notes, 144A	B2	10.625%		03/15/15	$200	$220,000
Brunswick Corp., Sr. Sec’d. Notes, 144A	Ba3	11.25%		11/01/16	225	253,125
Elizabeth Arden, Inc., Gtd. Notes	B1	7.75%		01/15/14	1,500	1,477,500
Heinz (H.J.) Co., Sr. Unsec’d. Notes	Baa2	5.35%		07/15/13	1,000	1,074,986
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	Baa3	10.60%		04/15/19	750	943,453
Whirlpool Corp., Sr. Unsec’d. Notes	Baa3	8.60%		05/01/14	1,650	1,868,230

						5,837,294

Diversified Capital Goods — 1.6%
Actuant Corp., Gtd. Notes	Ba2	6.875%		06/15/17	1,355	1,288,944
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes (Bermuda)	Baa1	9.50%		04/15/14	1,450	1,734,219
Mueller Water Products, Inc., Gtd. Notes	Caa1	7.375%		06/01/17	1,450	1,341,250
Park-Ohio Industries, Inc., Gtd. Notes(a)	Caa2	8.375%		11/15/14	741	568,717
RBS Global, Inc./Rexnord LLC, Gtd. Notes	Caa2	9.50%		08/01/14	1,750	1,754,375
Sensus Metering Systems, Inc., Gtd. Notes	B3	8.625%		12/15/13	500	510,625

						7,198,130

Electric – Generation — 1.2%
Dynegy Holdings, Inc., Sr. Unsec’d. Notes(a)	B3	8.375%		05/01/16	2,750	2,612,500
NRG Energy, Inc., Gtd. Notes	B1	7.25%		02/01/14	700	708,750
NRG Energy, Inc., Gtd. Notes	B1	7.375%		02/01/16	500	500,625
NRG Energy, Inc., Gtd. Notes	B1	7.375%		01/15/17	625	626,562
RRI Energy, Inc., Sr. Sec’d. Notes	B1	6.75%		12/15/14	652	665,040

						5,113,477

Electric – Integrated — 1.4%
Mirant Americas Generation LLC, Sr. Unsec’d. Notes(a)	B3	9.125%		05/01/31	3,000	2,700,000
Nevada Power Co., General Refinance Mortgage	Baa3	5.875%		01/15/15	500	536,574
Northeast Utilities, Sr. Unsec’d. Notes	Baa2	5.65%		06/01/13	1,200	1,242,344
PPL Energy Supply LLC, Sr. Unsec’d. Notes	Baa2	6.40%		11/01/11	500	537,261
PSEG Power LLC, Gtd. Notes, 144A(a)	Baa1	5.32%		09/15/16	1,237	1,272,711

						6,288,890

Electronic Components & Equipment — 1.9%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes, 144A	B2	8.125%		12/15/17	200	199,250
AES Corp. (The), Sr. Unsec’d. Notes	B1	8.00%		10/15/17	1,500	1,539,375
Agilent Technologies, Inc., Sr. Unsec’d. Notes	BBB-(d)	5.50%		09/14/15	700	733,742
Freescale Semiconductor, Inc., Gtd. Notes(a)	Caa2	8.875%		12/15/14	1,200	1,101,000
KLA-Tencor Corp., Sr. Unsec’d. Notes	Baa1	6.90%		05/01/18	875	920,623
NXP BV/NXP Funding LLC, Sr. Sec’d. Notes (Netherlands)(a)	C	3.034	%(c)	10/15/13	450	373,500
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes(a)	Caa2	10.25%		11/01/15	4,450	3,604,500

						8,471,990

Energy — 0.1%
Quicksilver Resources, Inc., Gtd. Notes	B2	8.25%		08/01/15	550	563,750

Energy – Exploration & Production — 2.9%
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.00%		08/15/14	1,000	1,012,500
Cimarex Energy Co., Gtd. Notes	Ba3	7.125%		05/01/17	2,000	2,020,000
Forest Oil Corp., Gtd. Notes(a)	B1	7.25%		06/15/19	2,330	2,300,875
KCS Energy, Inc., Gtd. Notes	B3	7.125%		04/01/12	1,250	1,253,125
Kerr-McGee Corp., Gtd. Notes	Baa3	6.95%		07/01/24	2,550	2,761,617
Questar Market Resources, Inc., Sr. Unsec’d. Notes	Baa3	6.80%		03/01/20	400	416,922
Range Resources Corp., Gtd. Notes	Ba3	7.375%		07/15/13	1,025	1,042,937
Range Resources Corp., Gtd. Notes	Ba3	8.00%		05/15/19	250	267,500
Ras Laffan Liquefied Natural Gas Co. Ltd. III., Sr. Sec’d. Notes, 144A (Qatar)(a)	Aa2	5.50%		09/30/14	650	680,969

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Energy – Exploration & Production (cont’d.)
SEACOR Holdings, Inc., Sr. Unsec’d. Notes	Ba1	7.375%		10/01/19	$1,050	$1,062,960

						12,819,405

Entertainment & Leisure — 0.4%
Regal Cinemas Corp., Gtd. Notes	B-(d)	8.625%		07/15/19	125	130,000
Speedway Motorsports, Inc., Gtd. Notes	Ba1	8.75%		06/01/16	1,375	1,450,625

						1,580,625

Environmental — 0.2%
Clean Harbors, Inc., Sr. Sec’d. Notes	Ba2	7.625%		08/15/16	700	709,625

Farming & Agriculture — 0.1%
Bunge NA Finance LP, Gtd. Notes	Baa2	5.90%		04/01/17	225	222,731

Financial Services — 2.7%
American Express Credit Corp., Sr. Unsec’d. Notes	A2	7.30%		08/20/13	1,000	1,123,881
Cantor Fitzgerald LP, Bonds, 144A	Baa3	7.875%		10/15/19	400	391,462
Capital One Capital VI, Gtd. Notes	Baa2	8.875%		05/15/40	1,050	1,118,250
CEDC Finance Corp. International, Inc., Sr. Sec’d. Notes, 144A(a)	B1	9.125%		12/01/16	1,000	1,030,000
Cemex Finance LLC, Sr. Sec’d. Notes, 144A	B(d)	9.50%		12/14/16	250	257,725
FMR LLC, Sr. Unsec’d. Notes, 144A	A2	5.35%		11/15/21	400	381,748
GMAC LLC, Gtd. Notes, 144A(a)	Ca	6.75%		12/01/14	1,000	950,000
GMAC LLC, Gtd. Notes, 144A	Ca	7.25%		03/02/11	1,899	1,880,010
International Lease Finance Corp., Sr. Unsec’d. Notes(a)	B1	6.375%		03/25/13	1,500	1,233,270
Lazard Group LLC, Sr. Unsec’d. Notes	Ba1	7.125%		05/15/15	700	726,702
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.00%		04/28/15	1,500	1,597,833
Raymond James Financial, Inc., Sr. Unsec’d. Notes	Baa2	8.60%		08/15/19	1,000	1,081,855
Washington Mutual Bank, Sub. Notes(i)	NR	6.875%		06/15/11	1,350	6,750
ZFS Finance USA Trust, Jr. Sub. Notes, 144A	Baa1	6.50	%(c)	05/09/37	157	132,665

						11,912,151

Food & Drug Retailers — 2.6%
Duane Reade, Inc., Sr. Sec’d. Notes	Caa1	11.75%		08/01/15	1,250	1,356,250
Ingles Markets, Inc., Sr. Unsec’d. Notes(a)	B1	8.875%		05/15/17	2,100	2,184,000
New Albertsons, Inc., Sr. Unsec’d. Notes	Ba3	7.25%		05/01/13	1,000	1,012,500
Rite Aid Corp., Gtd. Notes	Caa3	9.375%		12/15/15	1,150	1,012,000
Rite Aid Corp., Sr. Sec’d. Notes, 144A	Caa2	10.25%		10/15/19	650	685,750
Stater Brothers Holdings, Gtd. Notes	B2	8.125%		06/15/12	1,750	1,767,500
SUPERVALU, Inc., Sr. Unsec’d. Notes	Ba3	7.50%		11/15/14	2,000	2,025,000
Wendy’s/Arby’s Restaurants LLC, Gtd. Notes	B2	10.00%		07/15/16	1,200	1,308,000

						11,351,000

Food – Wholesale — 0.9%
Bumble Bee Foods LLC, Sr. Sec’d. Notes, 144A	B2	7.75%		12/15/15	950	952,375
Del Monte Corp., Sr. Sub. Notes, 144A	Ba3	7.50%		10/15/19	350	360,500
Dole Food Co., Inc., Gtd. Notes	Caa1	8.75%		07/15/13	1,875	1,921,875
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Gtd. Notes	Caa2	10.625%		04/01/17	300	312,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Unsec’d. Notes, 144A	Caa2	9.25%		04/01/15	450	455,625

						4,002,375

Forestry/Paper — 1.8%
Boise Paper Holdings LLC/Boise Finance Co., Sr. Notes, 144A	B3	9.00%		11/01/17	200	207,250

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Forestry/Paper (cont’d.)
Georgia-Pacific LLC, Gtd. Notes, 144A	Ba3	8.25%	05/01/16	$2,500	$2,650,000
Graphic Packaging International Corp., Gtd. Notes	B3	9.50%	08/15/13	1,400	1,445,500
Sealed Air Corp., Sr. Notes, 144A	Baa3	7.875%	06/15/17	1,000	1,065,162
Smurfit Kappa Funding PLC, Sr. Sub. Notes (Ireland)	B2	7.75%	04/01/15	1,500	1,441,875
Smurfit-Stone Container Enterprises, Inc., Sr. Unsec’d. Notes(a)(i)	D(d)	8.00%	03/15/17	1,000	881,250
Weyerhaeuser Co., Sr. Unsec’d. Notes	Ba1	7.375%	10/01/19	400	418,006

					8,109,043

Gaming — 3.6%
Ameristar Casinos, Inc., Sr. Unsec’d. Notes, 144A	B2	9.25%	06/01/14	150	155,625
Boyd Gaming Corp., Sr. Sub. Notes(a)	B3	7.125%	02/01/16	1,000	870,000
Downstream Development Authority of The Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A	Caa1	12.00%	10/15/15	625	514,844
Harrah’s Operating Co., Inc., Sr. Sec’d. Notes, 144A	Caa1	11.25%	06/01/17	1,100	1,150,875
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp., Sr. Sec’d. Notes, 144A	Caa1	11.25%	06/01/17	200	209,250
International Game Technology, Sr. Unsec’d. Notes	Baa2	7.50%	06/15/19	375	406,361
Isle of Capri Casinos, Inc., Gtd. Notes	Caa1	7.00%	03/01/14	750	667,500
Las Vegas Sands Corp., Sr. Sec’d. Notes(a)	B3	6.375%	02/15/15	2,275	2,013,375
MGM Mirage, Inc., Gtd. Notes(a)	Caa2	6.75%	09/01/12	600	535,500
Mohegan Tribal Gaming Authority, Sr. Sec’d. Notes, 144A(a)	B1	11.50%	11/01/17	900	918,000
River Rock Entertainment Authority, Sr. Sec’d. Notes	B2	9.75%	11/01/11	2,505	2,360,962
Scientific Games Corp., Gtd. Notes	Ba3	6.25%	12/15/12	1,025	1,009,625
Scientific Games International, Inc., Gtd. Notes	Ba3	9.25%	06/15/19	850	892,500
Seneca Gaming Corp., Sr. Unsec’d. Notes(a)	Ba2	7.25%	05/01/12	1,500	1,462,500
Shingle Springs Tribal Gaming Authority, Sr. Notes, 144A	Caa1	9.375%	06/15/15	500	380,000
Snoqualmie Entertainment Authority, Sr. Sec’d. Notes, 144A	Caa3	9.125%	02/01/15	1,650	874,500
Station Casinos, Inc., Sr. Sub. Notes(i)	D(d)	6.50%	02/01/14	1,000	5,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., First Mortgage, 144A(a)	Ba2	7.875%	11/01/17	1,350	1,366,875

					15,793,292

Gas Distribution — 3.2%
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00%	06/15/17	200	198,358
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.25%	06/01/18	2,000	1,975,996
El Paso Corp., Sr. Unsec’d. Notes	Ba3	8.25%	02/15/16	675	720,562
El Paso Natural Gas Co., Sr. Unsec’d. Notes	Baa3	5.95%	04/15/17	1,250	1,287,532
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., Sr. Unsec’d. Notes(a)	Ba3	6.75%	05/01/14	1,350	1,329,750
Inergy LP/Inergy Finance Corp., Gtd. Notes(a)	B1	8.25%	03/01/16	2,976	3,020,640
Markwest Energy Partners LP/Markwest Energy Finance Corp., Gtd. Notes	B2	6.875%	11/01/14	1,539	1,469,745
Northwest Pipeline Corp., Notes	Baa2	6.05%	06/15/18	175	185,139
Pacific Energy Partners LP/Pacific Energy Finance Corp., Gtd. Notes	Baa3	6.25%	09/15/15	500	514,409
Panhandle Eastern Pipeline Co., Sr. Unsec’d. Notes	Baa3	7.00%	06/15/18	260	287,097
Williams Cos., Inc., (The), Sr. Unsec’d. Notes	Baa3	7.875%	09/01/21	1,500	1,720,530
Williams Partners LP/Williams Partners Finance Co., Sr. Unsec’d. Notes	Ba2	7.25%	02/01/17	1,625	1,641,562

					14,351,320

Health Services — 2.5%
Bio-Rad Laboratories, Inc., Sr. Sub. Notes	Ba2	6.125%	12/15/14	2,250	2,250,000
Bio-Rad Laboratories, Inc., Sr. Sub. Notes, 144A	Ba2	8.00%	09/15/16	500	527,500
Hanger Orthopedic Group, Inc., Gtd. Notes	B3	10.25%	06/01/14	400	424,000
United Surgical Partners International, Inc., Gtd. Notes	Caa1	8.875%	05/01/17	2,250	2,317,500

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Health Services (cont’d.)
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%		04/01/13	$1,500	$1,571,880
Vanguard Health Holding Co. II LLC, Gtd. Notes	Caa1	9.00%		10/01/14	2,500	2,590,625
VWR Funding, Inc., Gtd. Notes, PIK	Caa1	10.25%		07/15/15	1,500	1,560,000

						11,241,505

Healthcare Products — 0.5%
Bausch & Lomb, Inc., Sr. Unsec’d. Notes(a)	Caa1	9.875%		11/01/15	2,100	2,215,500

Healthcare Services — 2.4%
Biomet, Inc., Gtd. Notes	B3	10.00%		10/15/17	750	814,687
CHS/Community Health Systems, Inc., Gtd. Notes(a)	B3	8.875%		07/15/15	2,500	2,587,500
DaVita, Inc., Gtd. Notes(a)	B2	7.25%		03/15/15	600	601,500
Healthsouth Corp., Gtd. Notes	Caa1	8.125%		02/15/20	1,300	1,280,500
National Mentor Holdings, Inc., Gtd. Notes	Caa1	11.25%		07/01/14	750	765,000
Select Medical Corp., Gtd. Notes	B3	7.625%		02/01/15	1,800	1,746,000
Sun Healthcare Group, Inc., Gtd. Notes	B3	9.125%		04/15/15	1,750	1,798,125
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A	B2	8.875%		07/01/19	1,000	1,080,000

						10,673,312

Holding Company – Diversified — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	B1	7.75%		10/15/16	625	639,063

Hotels — 1.3%
Felcor Lodging LP, Sr. Sec’d. Notes, 144A	B2	10.00%		10/01/14	400	403,500
Host Hotels & Resorts LP, Gtd. Notes	Ba1	6.375%		03/15/15	250	245,000
Host Hotels & Resorts LP, Gtd. Notes(a)	Ba1	7.00%		08/15/12	2,525	2,566,031
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	Baa1	5.75%		08/15/15	1,000	1,005,994
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Ba1	6.25%		02/15/13	78	80,438
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Ba1	6.75%		05/15/18	875	877,187
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Ba1	7.875%		10/15/14	500	534,375

						5,712,525

Insurance — 1.9%
American International Group, Inc., Sr. Unsec’d. Notes	A3	8.25%		08/15/18	1,250	1,173,562
AXA SA, Jr. Sub. Notes, 144A (France)	Baa1	6.379	%(c)	12/29/49	525	420,000
Liberty Mutual Group, Inc., Gtd. Notes, 144A(a)	Baa3	10.75	%(c)	06/15/58	2,500	2,650,000
MetLife Capital Trust X, Jr. Sub. Notes, 144A	Baa2	9.25	%(c)	04/08/38	2,000	2,260,000
USI Holdings Corp., Gtd. Notes, 144A	B3	4.148	%(c)	11/15/14	1,375	1,129,219
Willis North America, Inc., Gtd. Notes	Baa3	7.00%		09/29/19	625	636,410

						8,269,191

Leisure — 0.3%
Gaylord Entertainment Co., Gtd. Notes(a)	Caa2	6.75%		11/15/14	650	604,500
Universal City Development Partners Ltd., Sr. Notes, 144A	B3	8.875%		11/15/15	500	489,375
Universal City Development Partners Ltd., Sr. Sub. Notes, 144A(a)	B3	10.875%		11/15/16	375	375,938

						1,469,813

Machinery — 1.5%
Altra Holdings, Inc., Sr. Sec’d. Notes, 144A	B1	8.125%		12/01/16	1,075	1,103,219
Baldor Electric Co., Gtd. Notes	B3	8.625%		02/15/17	3,700	3,783,250
Gardner Denver, Inc., Gtd. Notes	B1	8.00%		05/01/13	1,625	1,596,562

						6,483,031

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Media – Broadcasting — 0.9%
Allbritton Communications Co., Sr. Sub. Notes(a)	Caa1	7.75%		12/15/12	$1,000	$983,750
CBS Corp., Gtd. Notes(a)	Baa3	8.875%		05/15/19	1,400	1,674,854
Discovery Communications LLC, Gtd. Notes	Baa2	5.625%		08/15/19	550	567,890
Fox Acquisition Sub LLC, Sr. Notes, 144A	Caa3	13.375%		07/15/16	300	232,125
Salem Communications Corp., Sr. Sec’d. Notes, 144A	B2	9.625%		12/15/16	400	419,000

						3,877,619

Media – Cable — 2.2%
Belo Corp., Sr. Unsec’d. Notes	Ba2	8.00%		11/15/16	300	307,500
CSC Holdings, Inc., Sr. Unsec’d. Notes, 144A(a)	Ba3	8.625%		02/15/19	1,550	1,668,188
DIRECTV Holdings LLC/DIRECTV Financing Co., Gtd. Notes	Ba2	6.375%		06/15/15	2,150	2,233,312
DISH DBS Corp., Gtd. Notes	Ba3	7.125%		02/01/16	1,000	1,021,250
Mediacom Broadband LLC, Sr. Unsec’d. Notes(a)	B3	8.50%		10/15/15	2,500	2,525,000
Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 144A	B3	9.125%		08/15/19	1,000	1,020,000
Time Warner Cable, Inc., Gtd. Notes(a)	Baa2	7.50%		04/01/14	750	864,134

						9,639,384

Media – Services — 1.1%
Affinion Group, Inc., Gtd. Notes	B2	10.125%		10/15/13	275	282,563
Affinion Group, Inc., Gtd. Notes(a)	Caa1	11.50%		10/15/15	750	785,625
Interpublic Group of Cos., Inc., Sr. Unsec’d. Notes(a)	Ba3	6.25%		11/15/14	1,860	1,785,600
Interpublic Group of Cos., Inc., Sr. Unsec’d. Notes	Ba3	10.00%		07/15/17	325	360,750
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	Caa1	11.50%		05/01/16	125	139,688
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	Ba2	9.50%		06/15/16	1,250	1,339,062

						4,693,288

Medical Supplies & Equipment — 1.6%
Centene Corp., Sr. Unsec’d. Notes	Ba3	7.25%		04/01/14	850	841,500
HCA, Inc., Sec’d. Notes	B2	9.125%		11/15/14	2,025	2,136,375
HCA, Inc., Sr. Sec’d. Notes, 144A	Ba3	8.50%		04/15/19	2,250	2,424,375
Novartis Securities Investment Ltd., Gtd. Notes (Bermuda)	Aa2	5.125%		02/10/19	725	761,631
Roche Holdings, Inc., Gtd. Notes, 144A	A2	5.00%		03/01/14	775	829,124

						6,993,005

Metals & Mining — 1.2%
Aleris International, Inc., Gtd. Notes(i)	D(d)	10.00%		12/15/16	1,025	5,125
Barrick Gold Corp., Sr. Unsec’d. Notes (Canada)	Baa1	6.95%		04/01/19	225	253,337
Essar Steel Algoma, Inc., Sr. Sec’d. Notes, 144A (Canada)	B3	9.375%		03/15/15	525	509,301
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375%		04/01/17	2,000	2,190,000
Murray Energy Corp., Gtd. Notes, 144A	Caa1	10.25%		10/15/15	1,000	995,000
Noranda Aluminium Acquisition Corp., Gtd. Notes, PIK	Caa2	5.274	%(c)	05/15/15	1,817	1,410,242

						5,363,005

Metals/Mining Excluding Steel — 1.4%
Anglo American Capital PLC, Gtd. Notes, 144A (United Kingdom)	Baa1	9.375%		04/08/14	250	299,985
Arch Coal, Inc., Gtd. Notes, 144A(a)	B1	8.75%		08/01/16	300	317,250
Foundation PA Coal Co. LLC, Gtd. Notes	Ba3	7.25%		08/01/14	575	582,187
Peabody Energy Corp., Gtd. Notes	Ba1	5.875%		04/15/16	1,500	1,462,500
Teck Resources Ltd., Sr. Sec’d. Notes (Canada)	Ba2	9.75%		05/15/14	450	519,187
Teck Resources Ltd., Sr. Sec’d. Notes (Canada)(a)	Ba2	10.75%		05/15/19	2,500	2,987,500

						6,168,609

Non-Food & Drug Retailers — 2.5%
Brookstone Co., Inc., Sr. Sec’d. Notes	Caa3	12.00%		10/15/12	1,000	670,000
JC Penney Corp., Inc., Sr. Unsec’d. Notes	Ba1	7.125%		11/15/23	668	662,155

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Non-Food & Drug Retailers (cont’d.)
JC Penney Corp., Inc., Sr. Unsec’d. Notes(a)	Ba1	7.95%	04/01/17	$650	$710,125
JC Penney Corp., Inc., Sr. Unsec’d. Notes, MTN	Ba1	6.875%	10/15/15	100	103,056
Limited Brands, Inc., Sr. Unsec’d. Notes	Ba3	6.90%	07/15/17	2,550	2,546,812
Limited Brands, Inc., Sr. Unsec’d. Notes	Ba3	7.60%	07/15/37	400	356,000
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	Ba2	5.90%	12/01/16	2,700	2,632,500
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba2	6.375%	03/15/37	550	464,750
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba2	8.875%	07/15/15	725	799,313
Nordstrom, Inc., Sr. Unsec’d. Notes	Baa2	6.25%	01/15/18	800	865,976
Toys R Us Property Co. I LLC, Gtd. Notes, 144A	B3	10.75%	07/15/17	425	465,375
Toys R Us Property Co. II LLC, Sr. Sec’d. Notes, 144A	Ba2	8.50%	12/01/17	600	610,500

					10,886,562

Oil & Gas — 2.6%
Airgas, Inc., Gtd. Notes, 144A	Ba1	7.125%	10/01/18	275	286,688
Continental Resources, Inc., Sr. Unsec’d. Notes, 144A(a)	B2	8.25%	10/01/19	1,500	1,575,000
Hercules Offshore, Inc., Sr. Sec’d. Notes, 144A	B2	10.50%	10/15/17	700	738,500
Key Energy Services, Inc., Gtd. Notes	B1	8.375%	12/01/14	2,500	2,506,250
National Fuel Gas Co., Sr. Unsec’d. Notes	Baa1	6.50%	04/15/18	1,440	1,495,166
Newfield Exploration Co., Sr. Sub. Notes	Ba3	7.125%	05/15/18	1,750	1,767,500
Petrobras International Finance Co., Gtd. Notes (Cayman Islands)	Baa1	5.875%	03/01/18	1,000	1,008,410
Tesoro Corp., Gtd. Notes	Ba1	6.25%	11/01/12	1,250	1,243,750
Tesoro Corp., Gtd. Notes	Ba1	9.75%	06/01/19	1,000	1,035,000

					11,656,264

Oil Field Equipment & Services — 1.0%
Cie Generale de Geophysique-Veritas, Gtd. Notes, 144A (France)	Ba3	9.50%	05/15/16	750	802,500
Complete Production Services, Inc., Gtd. Notes(a)	B1	8.00%	12/15/16	750	739,687
Dresser-Rand Group, Inc., Gtd. Notes	B1	7.375%	11/01/14	1,101	1,089,990
National-Oilwell Varco, Inc., Sr. Unsec’d. Notes	A3	6.125%	08/15/15	1,000	1,003,572
Pride International, Inc., Sr. Unsec’d. Notes	Ba1	7.375%	07/15/14	675	696,938

					4,332,687

Packaging — 1.9%
Ball Corp., Gtd. Notes	Ba1	7.375%	09/01/19	900	924,750
Crown Americas LLC/Crown Americas Capital Corp. II, Sr. Unsec’d. Notes, 144A	B1	7.625%	05/15/17	225	233,437
Crown Cork & Seal Co., Inc., Sr. Unsec’d. Notes(a)	B2	7.375%	12/15/26	3,700	3,431,750
Graham Packaging Co. LP/GPC Capital Corp. I, Gtd. Notes, 144A	Caa1	8.25%	01/01/17	400	395,000
Owens-Brockway Glass Container, Inc., Gtd. Notes	Ba3	7.375%	05/15/16	1,200	1,239,000
Solo Cup Co., Gtd. Notes(a)	Caa2	8.50%	02/15/14	1,520	1,485,800
Vitro SAB de CV, Gtd. Notes (Mexico)(i)	NR	9.125%	02/01/17	2,000	860,000

					8,569,737

Paper & Forest Products — 0.4%
Cascades, Inc., Gtd. Notes, 144A (Canada)	Ba3	7.875%	01/15/20	250	253,750
Cellu Tissue Holdings, Inc., Sr. Sec’d. Notes	B1	11.50%	06/01/14	600	666,000
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.95%	06/15/18	325	374,858
PE Paper Escrow GmbH, Sr. Sec’d. Notes, 144A (Austria)	Ba2	12.00%	08/01/14	300	331,500

					1,626,108

Pharmaceuticals — 0.2%
Mead Johnson Nutrition Co., Gtd. Notes, 144A	Baa1	4.90%	11/01/19	400	396,596
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Ba1	5.00%	08/15/14	300	306,293

					702,889

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Real Estate Investment Trusts — 0.4%
DuPont Fabros Technology LP, Gtd. Notes, 144A	Ba2	8.50%		12/15/17	$1,100	$1,115,125
ProLogis, Sr. Unsec’d. Notes	Baa2	5.625%		11/15/16	575	529,888

						1,645,013

Rental/Auto Equipment — 0.2%
United Rentals North America, Inc., Gtd. Notes, 144A	B3	10.875%		06/15/16	1,000	1,087,500

Restaurants — 0.3%
Denny’s Holdings, Inc., Gtd. Notes	Caa1	10.00%		10/01/12	500	511,250
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A3	5.00%		02/01/19	775	810,032

						1,321,282

Software Services — 1.6%
First Data Corp., Gtd. Notes	Caa1	9.875%		09/24/15	2,700	2,517,750
SunGard Data Systems, Inc., Gtd. Notes	Caa1	9.125%		08/15/13	2,925	2,998,125
SunGard Data Systems, Inc., Gtd. Notes(a)	Caa1	10.25%		08/15/15	1,600	1,704,000

						7,219,875

Steel Producers/Products — 0.6%
Algoma Acquisition Corp., Sr. Unsec’d. Notes, 144A	Caa2	9.875%		06/15/15	950	808,687
Allegheny Ludlum Corp., Gtd. Notes	Baa3	6.95%		12/15/25	1,850	1,676,165

						2,484,852

Support Services — 1.3%
ARAMARK Corp., Gtd. Notes	B3	3.781	%(c)	02/01/15	2,000	1,830,000
Corrections Corp. of America, Gtd. Notes	Ba2	7.75%		06/01/17	1,800	1,854,000
Expedia, Inc., Gtd. Notes	Ba1	8.50%		07/01/16	750	810,937
JohnsonDiversey, Inc., Sr. Unsec’d. Notes, 144A	B3	8.25%		11/15/19	450	455,625
RSC Equipment Rental, Inc., Gtd. Notes	Caa2	9.50%		12/01/14	500	500,625
Travelport LLC, Gtd. Notes	B3	9.875%		09/01/14	225	232,313

						5,683,500

Technology — 0.3%
Vangent, Inc., Gtd. Notes	Caa2	9.625%		02/15/15	1,500	1,411,875

Telecom – Integrated/Services — 1.7%
Cincinnati Bell, Inc., Gtd. Notes	B2	8.375%		01/15/14	2,590	2,635,325
Qwest Capital Funding, Inc., Gtd. Notes(a)	B1	7.90%		08/15/10	1,000	1,020,000
Qwest Communications International, Inc., Gtd. Notes	Ba3	7.25%		02/15/11	2,125	2,135,625
Syniverse Technologies, Inc., Gtd. Notes	B2	7.75%		08/15/13	1,750	1,739,062

						7,530,012

Telecommunications — 6.2%
CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes, 144A	Baa3	7.75%		05/01/17	2,125	2,263,125
DigitalGlobe, Inc., Sr. Sec’d. Notes, 144A	Ba3	10.50%		05/01/14	2,095	2,241,650
GeoEye, Inc., Sr. Sec’d. Notes, 144A	B1	9.625%		10/01/15	1,125	1,157,344
Hughes Network Systems LLC/HNS Finance Corp., Gtd. Notes	B1	9.50%		04/15/14	1,600	1,643,500
Inmarsat Finance PLC, Gtd. Notes, 144A (United Kingdom)	Ba2	7.375%		12/01/17	475	485,688
iPCS, Inc., Sec’d. Notes, PIK	Caa1	3.531	%(c)	05/01/14	1,025	870,917
MasTec, Inc., Gtd. Notes	B1	7.625%		02/01/17	750	720,937
MetroPCS Wireless, Inc., Gtd. Notes(a)	B3	9.25%		11/01/14	2,750	2,784,375
NII Capital Corp., Gtd. Notes, 144A	B1	8.875%		12/15/19	800	794,000
NII Capital Corp., Gtd. Notes, 144A	B1	10.00%		08/15/16	950	995,125
Nordic Telephone Co. Holdings ApS, Sr. Sec’d. Notes, 144A (Denmark)	B1	8.875%		05/01/16	2,000	2,115,000
SBA Telecommunications, Inc., Gtd. Notes, 144A	Ba2	8.25%		08/15/19	500	530,000

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Telecommunications (cont’d.)
Sprint Capital Corp., Gtd. Notes	Ba3	6.90%	05/01/19	$4,500	$4,140,000
Sprint Nextel Corp., Sr. Unsec’d. Notes	Ba3	8.375%	08/15/17	750	765,000
Telemar Norte Leste SA, Sr. Unsec’d. Notes, 144A (Brazil)	Baa2	9.50%	04/23/19	175	209,125
Valor Telecommunications Enterprises Finance Corp., Gtd. Notes	Baa3	7.75%	02/15/15	750	770,625
Viasat, Inc., Gtd. Notes, 144A	B1	8.875%	09/15/16	275	283,250
Wind Acquisition Finance SA, Gtd. Notes, 144A (Luxembourg)	B2	11.75%	07/15/17	2,325	2,540,062
Windstream Corp., Gtd. Notes	Ba3	7.00%	03/15/19	2,230	2,085,050

					27,394,773

Textile & Apparel — 0.4%
Quicksilver, Inc., Gtd. Notes	Caa2	6.875%	04/15/15	1,925	1,578,500

Transportation — 0.6%
Bristow Group, Inc., Gtd. Notes	Ba2	6.125%	06/15/13	2,475	2,444,063

Utilities — 0.8%
Edison Mission Energy, Sr. Unsec’d. Notes(a)	B2	7.00%	05/15/17	2,050	1,619,500
Edison Mission Energy, Sr. Unsec’d. Notes	B2	7.75%	06/15/16	2,500	2,125,000

					3,744,500

TOTAL CORPORATE OBLIGATIONS
(cost $339,396,272)					346,062,479

U.S. GOVERNMENT AGENCY OBLIGATION — 0.9%
Federal Home Loan Mortgage Corp. (cost $4,053,723)		3.00%	07/28/14	4,000	4,054,040

	Shares

COMMON STOCKS — 0.5%
Insurance — 0.2%
MetLife, Inc.	23,520	831,432

Telecommunications — 0.3%
Charter Communications, Inc. (Class A Stock)*(a)	42,093	1,494,302

TOTAL COMMON STOCKS
(cost $3,783,840)		2,325,734

PREFERRED STOCKS — 3.5%
Banking — 0.7%
Bank of America Corp., 7.25%, CVT	2,500	2,197,500
Citigroup, Inc., 7.50%, CVT	10,200	1,064,268

		3,261,768

Financial Services — 0.5%
AMG Capital Trust I, 5.10%, CVT	25,000	967,500
Vale Capital Ltd., 5.50%, CVT	25,000	1,348,750

		2,316,250

Food – Wholesale — 0.2%
Bunge Ltd., 4.875%, CVT	8,000	730,000

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
PREFERRED STOCKS (Continued)	Shares	(Note 2)

Gas Distribution — 0.9%
El Paso Corp., 4.99%, CVT	2,430	$2,196,720
Williams Cos., Inc., 5.50%, CVT	20,000	1,957,500

		4,154,220

Metals & Mining — 0.3%
Freeport-McMoRan Copper & Gold, Inc., 6.75%, CVT	10,000	1,152,000

Pharmaceuticals — 0.7%
Mylan, Inc., 6.50%, CVT	2,500	2,860,900

Retail & Merchandising — 0.2%
Archer-Daniels-Midland Co., 6.25%	20,000	872,200

U.S. Government Agency Obligation
Federal National Mortgage Assoc.	33,500	36,850
Federal National Mortgage Assoc., 8.75%, CVT	25,000	44,500

		81,350

TOTAL PREFERRED STOCKS
(cost $15,904,545)		15,428,688

	Units

WARRANT*
Telecommunications
Charter Communications, Inc., expiring 11/30/14 (cost $2,808,746)	7,325	45,781

TOTAL LONG-TERM INVESTMENTS
(cost $418,549,734)		427,423,644

	Shares

SHORT-TERM INVESTMENT — 17.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series
(cost $76,803,438; includes $68,166,498 of cash collateral for securities on loan) (Note 4)(b)(w)	76,803,438	76,803,438

TOTAL INVESTMENTS(o) — 114.3%
(cost $495,353,172)		504,227,082
Liabilities in excess of other assets — (14.3)%		(62,995,214)

NET ASSETS — 100.0%		$441,231,868

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following abbreviations are used in the Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CVT	Convertible Security
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $66,623,122; cash collateral of $68,166,498 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(e)	The rate shown reflects the coupon rate after the step date.
(g)	Indicates securities that have been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(j)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2009.
(o)	As of December 31, 2009, one security representing $45,781 and 0.0% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$2,325,734	$—	$—
Preferred Stocks	15,428,688	—	—
Warrant	—	—	45,781
Bank Loans	—	7,765,972	—
Convertible Bonds	—	51,740,950	—
Corporate Obligations	—	346,062,479	—
U.S. Government Agency Obligations	—	4,054,040	—
Affiliated Money Market Mutual Fund	76,803,438	—	—

	$94,557,860	$409,623,441	$45,781
Other Financial Instruments*	—	—	—

Total	$94,557,860	$409,623,441	$45,781

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Warrant

Balance as of 12/31/08	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(2,762,965)
Net purchases (sales)	2,808,746
Transfers in and/or out of Level 3	—

Balance as of 12/31/09	$45,781

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (15.4% represents investments purchased with collateral from securities on loan)	17.4%
Telecommunications	8.6
Gas Distribution	4.1
Gaming	3.6
Financial Services	3.5
Chemicals	3.1
Energy – Exploration & Production	2.9
Software Services	2.7
Oil & Gas	2.6
Food & Drug Retailers	2.6
Non-Food & Drug Retailers	2.6
Health Services	2.5
Electronic Components & Equipment	2.4
Healthcare Services	2.4
Media – Cable	2.2
Insurance	2.1
Pharmaceuticals	2.1
Banking	2.0
Packaging	1.9
Metals & Mining	1.9
Forestry/Paper	1.8
Metals/Mining Excluding Steel	1.8
Machinery	1.8
Bank Loans	1.8
Diversified Capital Goods	1.7
Telecom – Integrated/Services	1.7
Aerospace/Defense	1.7
Support Services	1.6
Medical Supplies & Equipment	1.6
Hotels	1.5
Electric – Integrated	1.4
Consumer Products & Services	1.3
Automotive Parts & Equipment	1.2
Oil Field Equipment & Services	1.2
Electric – Generation	1.2
Food – Wholesale	1.1
Media – Services	1.1
U.S. Government Agency Obligations	0.9
Auto Loans	0.9
Media – Broadcasting	0.9
Clothing & Apparel	0.9
Utilities	0.8
Beverages	0.8
Computer Hardware	0.8
Cable Television	0.7
Steel Producers/Products	0.7
Real Estate Investment Trusts	0.7
Healthcare Products	0.7
Building & Construction	0.7
Transportation	0.6
Electronics	0.5
Leisure	0.4
Building Materials	0.4
Paper & Forest Products	0.4
Entertainment & Leisure	0.4
Textile & Apparel	0.4
Automotive	0.4
Energy	0.3
Technology	0.3
Restaurants	0.3
Computer Services & Software	0.2
Rental/Auto Equipment	0.2
Consumer Discretionary	0.2
Retail & Merchandising	0.2
Integrated Energy	0.2
Environmental	0.2
Holding Companies – Diversified	0.1
Automobile Manufacturers	0.1
Airlines	0.1
Commercial Services	0.1
Farming & Agriculture	0.1

114.3
Liabilities in excess of other assets	(14.3)

100.0%

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Equity contracts	Unaffiliated investments	$45,781	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Warrants

Equity contracts	$—

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Warrants

Equity contracts	$(2,762,965)

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $66,623,122:
Unaffiliated investments (cost $418,549,734)	$427,423,644
Affiliated investments (cost $76,803,438)	76,803,438
Cash	32,241
Dividends and interest receivable	6,731,232
Receivable for fund share sold	40,442
Receivable for investments sold	6,720
Prepaid expenses	6,547

Total Assets	511,044,264

LIABILITIES:
Payable to broker for collateral for securities on loan	68,166,498
Payable for fund share repurchased	1,467,744
Advisory fees payable	123,738
Accrued expenses and other liabilities	53,077
Affiliated transfer agent fee payable	912
Shareholder servicing fees payable	427

Total Liabilities	69,812,396

NET ASSETS	$441,231,868

Net assets were comprised of:
Paid-in capital	$441,982,188
Retained earnings	(750,320)

Net assets, December 31, 2009	$441,231,868

Net asset value and redemption price per share,
$441,231,868 / 44,700,251 outstanding shares of beneficial interest	$9.87

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated interest income	$25,372,199
Unaffiliated dividend income	787,054
Affiliated income from securities lending, net	159,314
Affiliated dividend income	135,555

26,454,122

EXPENSES
Advisory fees	2,747,549
Shareholder servicing fees and expenses	343,444
Custodian and accounting fees	114,000
Audit fee	24,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Trustees’ fees	11,000
Shareholders’ reports	9,000
Commitment fee on syndicated credit agreement	8,000
Loan interest expense (Note 7)	7,609
Legal fees and expenses	7,000
Insurance expenses	6,000
Miscellaneous	5,791

Total expenses	3,297,393

NET INVESTMENT INCOME	23,156,729

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(11,668,109)
Net change in unrealized appreciation (depreciation) on investments	88,878,400

NET GAIN ON INVESTMENTS	77,210,291

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,367,020

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$23,156,729	$25,497,874
Net realized loss on investment transactions	(11,668,109)	(20,717,802)
Net change in unrealized appreciation (depreciation) on investments	88,878,400	(81,717,959)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	100,367,020	(76,937,887)

DISTRIBUTIONS	(25,549,249)	(46,797,159)

FUND SHARE TRANSACTIONS:
Fund share sold [34,728,762 and 17,823,820 shares, respectively]	302,760,531	158,136,993
Fund share issued in reinvestment of distributions [2,988,216 and 4,512,744 shares, respectively]	25,549,249	46,797,159
Fund share repurchased [28,127,039 and 31,514,015 shares, respectively]	(239,881,350)	(316,713,197)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	88,428,430	(111,779,045)

TOTAL INCREASE (DECREASE) IN NET ASSETS	163,246,201	(235,514,091)
NET ASSETS:
Beginning of year	277,985,667	513,499,758

End of year	$441,231,868	$277,985,667

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST MARSICO CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 96.4%		Value
COMMON STOCKS — 96.1%	Shares	(Note 2)

Aerospace & Defense — 2.3%
General Dynamics Corp.	989,755	$67,471,598

Apparel — 3.0%
NIKE, Inc. (Class B Stock)(a)	1,337,130	88,344,179

Banks — 11.3%
HSBC Holdings PLC, ADR (United Kingdom)(a)	1,113,722	63,582,389
Itau Unibanco Holding SA, ADR (Brazil)	2,090,023	47,736,126
JPMorgan Chase & Co.	1,832,430	76,357,358
U.S. Bancorp	2,264,312	50,969,663
Wells Fargo & Co.	3,295,983	88,958,581

		327,604,117

Biotechnology — 1.8%
Gilead Sciences, Inc.*	1,228,831	53,183,806

Chemicals — 9.8%
Air Products & Chemicals, Inc.	271,349	21,995,550
Dow Chemical Co. (The)	3,976,082	109,859,146
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	279,034	30,275,189
PPG Industries, Inc.	796,939	46,652,809
Praxair, Inc.	916,756	73,624,674

		282,407,368

Computers — 8.7%
Apple, Inc.*	644,464	135,891,679
International Business Machines Corp.	876,991	114,798,122

		250,689,801

Diversified Financial Services — 1.7%
American Express Co.	1,185,997	48,056,598

Entertainment & Leisure — 1.2%
Wynn Resorts Ltd.(a)	575,938	33,536,870

Financial Services — 9.3%
Goldman Sachs Group, Inc. (The)	510,341	86,165,974
MasterCard, Inc. (Class A Stock)(a)	392,204	100,396,380
Visa, Inc. (Class A Stock)	944,204	82,580,082

		269,142,436

Healthcare Products — 2.1%
Johnson & Johnson	931,890	60,023,035

Internet — 12.0%
Amazon.com, Inc.*	550,728	74,083,931
Baidu, Inc., ADR (Cayman Islands)*(a)	180,017	74,028,391
Google, Inc. (Class A Stock)*	244,498	151,583,870
priceline.com, Inc.*	95,748	20,920,938
Yahoo!, Inc.*	1,490,566	25,011,697

		345,628,827

Media — 0.8%
DIRECTV (Class A Stock)*	663,491	22,127,425

Mining — 1.9%
BHP Billiton PLC, ADR
(United Kingdom)	851,693	54,380,598

Oil & Gas — 7.8%
EOG Resources, Inc.	555,966	54,095,492
Petroleo Brasileiro SA, ADR (Brazil)	1,466,875	69,940,600
Transocean Ltd. (Switzerland)*	1,234,031	102,177,767

		226,213,859

Oil & Gas Services — 1.4%
National Oilwell Varco, Inc.	956,382	42,166,882

Pharmaceuticals — 5.1%
Abbott Laboratories	1,597,631	86,256,098
Merck & Co., Inc.	1,713,864	62,624,590

Railroads — 3.8%		148,880,688

Union Pacific Corp.	1,728,501	110,451,214

Restaurants — 4.0%
McDonald’s Corp.	1,834,739	114,561,103

Retail — 0.7%
Nordstrom, Inc.(a)	515,916	19,388,123

Software — 1.2%
Adobe Systems, Inc.*	912,143	33,548,620

Telecommunications — 4.6%
American Tower Corp.
(Class A Stock)*	1,045,854	45,191,351
QUALCOMM, Inc.	1,895,163	87,670,241

Transportation — 1.6%		132,861,592

Norfolk Southern Corp.	867,286	45,463,132

TOTAL COMMON STOCKS
(cost $2,295,378,835)		2,776,131,871

PREFERRED STOCK — 0.3%
Banks
Wells Fargo & Co., 8.00%(a)
(cost $6,031,876)	316,224	8,126,957

TOTAL LONG-TERM INVESTMENTS
(cost $2,301,410,711)		2,784,258,828

SHORT-TERM INVESTMENT — 16.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $463,235,905; includes $268,244,759 of cash collateral for securities on loan)(b)(w) (Note 4)	463,235,905	463,235,905

TOTAL INVESTMENTS — 112.5%
(cost $2,764,646,616)		3,247,494,733
Liabilities in excess of other assets — (12.5)%		(359,822,530)

NET ASSETS — 100.0%		$2,887,672,203

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST MARSICO CAPITAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $260,316,240; cash collateral of $268,244,759 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$2,776,131,871	$—	$—
Preferred Stock	8,126,957	—	—
Affiliated Money Market Mutual Fund	463,235,905	—	—

	$3,247,494,733	$—	$—
Other Financial Instruments*	—	—	—

Total	$3,247,494,733	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (9.3% represents investments purchased with collateral from securities on loan)	16.1%
Internet	12.0
Banks	11.6
Chemicals	9.8
Financial Services	9.3
Computers	8.7
Oil & Gas	7.8
Pharmaceuticals	5.1
Telecommunications	4.6
Restaurants	4.0
Railroads	3.8
Apparel	3.0
Aerospace & Defense	2.3
Healthcare Products	2.1
Mining	1.9
Biotechnology	1.8
Diversified Financial Services	1.7
Transportation	1.6
Oil & Gas Services	1.4
Software	1.2
Entertainment & Leisure	1.2
Media	0.8
Retail	0.7

112.5
Liabilities in excess of other assets	(12.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST MARSICO CAPITAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $260,316,240:
Unaffiliated investments (cost $2,301,410,711)	$2,784,258,828
Affiliated investments (cost $463,235,905)	463,235,905
Receivable for fund share sold	3,637,559
Dividends and interest receivable	3,026,252
Tax reclaim receivable	6,648
Prepaid expenses	34,957

Total Assets	3,254,200,149

LIABILITIES:
Payable to broker for collateral for securities on loan	268,244,759
Payable to custodian	64,829,982
Payable for investments purchased	23,559,149
Payable for fund share repurchased	8,748,082
Advisory fees payable	1,013,784
Accrued expenses and other liabilities	117,311
Shareholder servicing fees payable	12,388
Deferred trustees’ fees	1,579
Affiliated transfer agent fee payable	912

Total Liabilities	366,527,946

NET ASSETS	$2,887,672,203

Net assets were comprised of:
Paid-in capital	$2,881,761,017
Retained earnings	5,911,186

Net assets, December 31, 2009	$2,887,672,203

Net asset value and redemption price per share, $2,887,672,203 / 177,456,510 outstanding shares of beneficial interest	$16.27

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $363,376 foreign withholding tax)	$34,281,404
Affiliated income from securities lending, net	2,120,670
Affiliated dividend income	633,650
Unaffiliated interest income	11

37,035,735

EXPENSES
Advisory fees	19,090,666
Shareholder servicing fees and expenses	2,121,185
Custodian and accounting fees	257,000
Insurance expenses	55,000
Trustees’ fees	35,000
Commitment fee on syndicated credit agreement	27,000
Audit fee	20,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Legal fees and expenses	14,000
Shareholders’ reports	10,000
Miscellaneous	11,607

Total expenses	21,655,458
Less: shareholder servicing fee waiver	(411,355)

Net expenses	21,244,103

NET INVESTMENT INCOME	15,791,632

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(137,475,123)
Foreign currency transactions	(2)

(137,475,125)

Net change in unrealized appreciation (depreciation) on:
Investments	710,226,667
Foreign currencies	(484)

710,226,183

NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES	572,751,058

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$588,542,690

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$15,791,632	$17,774,675
Net realized loss on investment and foreign currency transactions	(137,475,125)	(353,445,180)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	710,226,183	(1,500,815,585)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	588,542,690	(1,836,486,090)

DISTRIBUTIONS	(17,837,141)	(202,578,207)

FUND SHARE TRANSACTIONS:
Fund share sold [76,155,457 and 60,571,138 shares, respectively]	1,049,386,473	1,100,575,517
Fund share issued in reinvestment of distributions [1,303,885 and 10,008,857 shares, respectively]	17,837,141	202,578,207
Net asset value of shares issued in merger [0 and 1,607,930 shares, respectively]	—	35,171,110
Fund share repurchased [41,093,195 and 167,328,746 shares, respectively]	(535,317,927)	(3,058,742,454)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	531,905,687	(1,720,417,620)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,102,611,236	(3,759,481,917)
NET ASSETS:
Beginning of year	1,785,060,967	5,544,542,884

End of year	$2,887,672,203	$1,785,060,967

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.3%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace & Defense — 2.0%
Goodrich Corp.	181,030	$11,631,178
United Technologies Corp.	377,550	26,205,745

		37,836,923

Apparel/Shoes — 0.6%
Limited Brands, Inc.	643,130	12,373,821

Beverages — 2.5%
Anheuser-Busch InBev NV, ADR (Belgium)*(a)	114,880	5,977,206
Coca-Cola Co. (The)	458,490	26,133,930
PepsiCo, Inc.	253,100	15,388,480

		47,499,616

Biotechnology — 0.5%
Biogen Idec, Inc.*	72,900	3,900,150
Millipore Corp.*	70,370	5,091,270

		8,991,420

Chemicals — 2.0%
Air Products & Chemicals, Inc.	120,010	9,728,010
Celanese Corp. (Class A Stock)	149,480	4,798,308
Ecolab, Inc.	137,970	6,150,703
Praxair, Inc.(a)	231,000	18,551,610

		39,228,631

Commercial Services — 3.5%
DeVry, Inc.	221,190	12,548,109
MasterCard, Inc. (Class A Stock)(a)	104,580	26,770,388
Moody’s Corp.(a)	350,140	9,383,752
Verisk Analytics, Inc. (Class A Stock)*	397,160	12,026,005
Western Union Co. (The)	395,800	7,460,830

		68,189,084

Computer Hardware — 7.1%
Apple, Inc.*(a)	392,830	82,832,134
Hewlett-Packard Co.	589,430	30,361,539
International Business Machines Corp.	192,770	25,233,593

		138,427,266

Computer Services & Software — 2.2%
Citrix Systems, Inc.*(a)	143,280	5,961,881
Cognizant Technology Solutions Corp. (Class A Stock)*	347,230	15,729,519
EMC Corp.*	1,207,400	21,093,278

		42,784,678

Computers — 0.9%
Accenture PLC (Class A Stock)
(Ireland)	422,390	17,529,185

Conglomerates — 0.9%
3M Co.	209,910	17,353,260

Cosmetics & Toiletries — 1.6%
Avon Products, Inc.	575,490	18,127,935
Colgate-Palmolive Co.	164,750	13,534,212

		31,662,147

Diversified Financial Services — 2.2%
American Express Co.	185,950	7,534,694
Bank of America Corp.	707,880	10,660,673
Franklin Resources, Inc.	72,290	7,615,751
Goldman Sachs Group, Inc. (The)	75,990	12,830,152
T. Rowe Price Group, Inc.	72,020	3,835,065

		42,476,335

Electrical Equipment — 0.3%
Cooper Industries PLC (Class A Stock) (Ireland)	154,660	6,594,702

Electronic Components & Equipment — 0.3%
Tyco Electronics Ltd. (Switzerland)	246,170	6,043,474

Entertainment & Leisure — 2.0%
Carnival Corp. (Panama)*	168,150	5,328,674
DreamWorks Animation SKG, Inc. (Class A Stock)*(a)	381,530	15,242,123
International Game Technology	654,700	12,288,719
Royal Caribbean Cruises Ltd. (Liberia)*(a)	249,910	6,317,725

		39,177,241

Farming & Agriculture — 1.7%
Monsanto Co.	392,460	32,083,605

Financial – Brokerage — 1.2%
Visa, Inc. (Class A Stock)(a)	265,470	23,218,006

Financial Services — 3.1%
Bank of New York Mellon Corp. (The)	139,200	3,893,424
Charles Schwab Corp. (The)	855,580	16,102,016
CME Group, Inc.	55,260	18,564,597
JPMorgan Chase & Co.	345,370	14,391,568
State Street Corp.	153,852	6,698,716

		59,650,321

Food — 0.9%
Nestle SA (Switzerland)	355,004	17,229,634

Healthcare Products — 0.7%
Johnson & Johnson	119,900	7,722,759
Patterson Cos., Inc.*	173,700	4,860,126

		12,582,885

Healthcare Services — 0.7%
Lincare Holdings, Inc.*(a)	375,840	13,951,181

Home Furnishings — 0.2%
Whirlpool Corp.(a)	35,500	2,863,430

Household Products/Wares — 0.4%
Church & Dwight Co., Inc.	131,120	7,926,204

Insurance — 1.2%
AFLAC, Inc.	512,700	23,712,375

Internet Services — 6.7%
Amazon.com, Inc.*	184,900	24,872,748
Google, Inc. (Class A Stock)*	147,520	91,459,450
priceline.com, Inc.*	34,740	7,590,690
VeriSign, Inc.*	239,200	5,798,208

		129,721,096

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Lodging — 0.2%
Sands China Ltd. (Cayman Islands)*	3,051,600	$3,723,287

Machinery & Equipment — 1.0%
Bucyrus International, Inc.(a)	183,900	10,366,443
Thermo Fisher Scientific, Inc.*	199,990	9,537,523

		19,903,966

Media — 3.2%
DIRECTV (Class A Stock)*	599,000	19,976,650
Discovery Communications, Inc. (Class A Stock)*(a)	421,020	12,912,683
McGraw-Hill Cos., Inc. (The)	287,530	9,635,130
Walt Disney Co. (The)(a)	604,030	19,479,968

		62,004,431

Medical Supplies & Equipment — 6.2%
Abbott Laboratories	402,350	21,722,877
Amgen, Inc.*	246,310	13,933,757
Baxter International, Inc.	306,680	17,995,982
Covidien PLC (Ireland)	437,880	20,970,073
Genzyme Corp.*	158,860	7,785,729
Inverness Medical Innovations, Inc.*	201,980	8,384,190
Medtronic, Inc.	503,990	22,165,480
St. Jude Medical, Inc.*	184,830	6,798,047

		119,756,135

Metals & Mining — 1.7%
Freeport-McMoRan Copper & Gold, Inc.*	74,580	5,988,028
Precision Castparts Corp.	162,280	17,907,598
Teck Resources Ltd. (Class B Stock) (Canada)*(a)	272,530	9,530,374

		33,426,000

Miscellaneous Manufacturing — 1.5%
Danaher Corp.	377,210	28,366,192

Network/Hardware — 6.0%
Cisco Systems, Inc.*	2,380,320	56,984,861
Corning, Inc.	829,530	16,018,224
Juniper Networks, Inc.*(a)	650,260	17,342,434
QUALCOMM, Inc.	546,080	25,261,661

		115,607,180

Oil & Gas — 4.3%
Halliburton Co.	579,940	17,450,395
Noble Energy, Inc.(a)	130,460	9,291,361
Occidental Petroleum Corp.	237,300	19,304,355
Schlumberger Ltd. (Netherlands)	281,710	18,336,504
Southwestern Energy Co.*	315,370	15,200,834
Transocean Ltd. (Switzerland)*	47,180	3,906,504

		83,489,953

Petroleum Exploration & Production — 0.6%
Anadarko Petroleum Corp.	170,530	10,644,483

Pharmaceuticals — 6.3%
Allergan, Inc.	275,380	17,351,694
Celgene Corp.*	69,130	3,849,158
Express Scripts, Inc.*	218,660	18,903,157
Gilead Sciences, Inc.*	534,220	23,121,042
Mead Johnson Nutrition Co. (Class A Stock)	218,990	9,569,863
Medco Health Solutions, Inc.*	356,650	22,793,501
Shire PLC, ADR (United Kingdom)(a)	102,050	5,990,335
Teva Pharmaceutical Industries Ltd., ADR (Israel)	345,790	19,426,482

		121,005,232

Restaurants — 0.8%
McDonald’s Corp.	189,330	11,821,765
Starbucks Corp.*	184,870	4,263,102

		16,084,867

Retail & Merchandising — 7.0%
GameStop Corp. (Class A Stock)*(a)	210,760	4,624,074
Lowe’s Cos., Inc.	427,770	10,005,540
NIKE, Inc. (Class B Stock)(a)	259,550	17,148,469
Nordstrom, Inc.(a)	51,810	1,947,020
Staples, Inc.	675,270	16,604,889
Target Corp.	480,410	23,237,432
TJX Cos., Inc.	390,230	14,262,907
Wal-Mart Stores, Inc.	425,270	22,730,681
Walgreen Co.	700,550	25,724,196

		136,285,208

Semiconductors — 2.4%
Altera Corp.	253,800	5,743,494
Broadcom Corp. (Class A Stock)*	244,710	7,696,129
Intel Corp.	877,510	17,901,204
Marvell Technology Group Ltd. (Bermuda)*	94,690	1,964,818
Samsung Electronics Co. Ltd., GDR, 144A (South Korea)*	39,542	13,565,797

		46,871,442

Software — 6.4%
Adobe Systems, Inc.*	770,640	28,344,139
Check Point Software Technologies Ltd. (Israel)*	213,990	7,249,981
Fidelity National Information Services, Inc.	288,200	6,755,408
Microsoft Corp.	1,457,810	44,448,627
Oracle Corp.	1,549,550	38,025,957

		124,824,112

Telecommunications — 1.4%
American Tower Corp. (Class A Stock)*	631,470	27,285,819

Tobacco — 1.2%
Philip Morris International, Inc.	490,860	23,654,543

Transportation — 1.3%
J.B. Hunt Transport Services, Inc.	88,320	2,850,086
TNT NV (Netherlands)	159,300	4,894,247
Union Pacific Corp.	275,840	17,626,176

		25,370,509

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Utilities — 0.4%
AES Corp. (The)*	617,810	$8,223,051

TOTAL LONG-TERM INVESTMENTS
(cost $1,724,102,245)		1,885,632,930

SHORT-TERM INVESTMENT — 10.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $202,630,427; includes $148,734,395 of cash collateral for securities on loan)(b)(w) (Note 4)	202,630,427	202,630,427

TOTAL INVESTMENTS(o) — 107.7%
(cost $1,926,732,672)		2,088,263,357
Liabilities in excess of other assets — (7.7)%		(149,842,090)

NET ASSETS — 100.0%		$1,938,421,267

The following abbreviations are used in the Portfolio descriptions:

144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

*	Non-income producing security.

(a)
All or a portion of security is on loan. The aggregate market value of such securities is $143,804,406; cash collateral of $148,734,395 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	As of December 31, 2009, 2 securities representing $22,123,881 and 1.1% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$1,863,509,049	$22,123,881	$—
Affiliated Money Market Mutual Fund	202,630,427	—	—

	$2,066,139,476	$22,123,881	$—
Other Financial Instruments*	—	—	—

Total	$2,066,139,476	$22,123,881	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (7.7% represents investments purchased with collateral from securities on loan)	10.4%
Computer Hardware	7.1
Retail & Merchandising	7.0
Internet Services	6.7
Software	6.4
Pharmaceuticals	6.3
Medical Supplies & Equipment	6.2
Network/Hardware	6.0
Oil & Gas	4.3
Commercial Services	3.5
Media	3.2
Financial Services	3.1
Beverages	2.5
Semiconductors	2.4
Computer Services & Software	2.2
Diversified Financial Services	2.2
Chemicals	2.0
Entertainment & Leisure	2.0
Aerospace & Defense	2.0
Metals & Mining	1.7
Farming & Agriculture	1.7
Cosmetics & Toiletries	1.6
Miscellaneous Manufacturing	1.5
Telecommunications	1.4
Transportation	1.3
Insurance	1.2
Tobacco	1.2
Financial – Brokerage	1.2
Machinery & Equipment	1.0
Computers	0.9
Conglomerates	0.9
Food	0.9
Restaurants	0.8
Healthcare Services	0.7
Healthcare Products	0.7
Apparel/Shoes	0.6
Petroleum Exploration & Production	0.6
Biotechnology	0.5
Utilities	0.4
Household Products/Wares	0.4
Electrical Equipment	0.3
Electronic Components & Equipment	0.3
Lodging	0.2
Home Furnishings	0.2

107.7
Liabilities in excess of other assets	(7.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST MFS GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $143,804,406:
Unaffiliated investments (cost $1,724,102,245)	$1,885,632,930
Affiliated investments (cost $202,630,427)	202,630,427
Cash	11,671,017
Receivable for investments sold	39,203,244
Receivable for fund share sold	3,649,020
Dividends and interest receivable	1,412,148
Tax reclaim receivable	295,009
Prepaid expenses	14,681

Total Assets	2,144,508,476

LIABILITIES:
Payable to broker for collateral for securities on loan	148,734,395
Payable for investments purchased	55,802,750
Payable for fund share repurchased	887,679
Advisory fees payable	564,976
Accrued expenses and other liabilities	84,586
Shareholder servicing fees payable	11,911
Affiliated transfer agent fee payable	912

Total Liabilities	206,087,209

NET ASSETS	$1,938,421,267

Net assets were comprised of:
Paid-in capital	$2,191,371,506
Retained earnings	(252,950,239)

Net assets, December 31, 2009	$1,938,421,267

Net asset value and redemption price per share, $1,938,421,267 / 226,844,319 outstanding shares of beneficial interest	$8.55

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income
(net of $105,694 foreign withholding tax)	$12,694,035
Affiliated income from securities lending, net	468,634
Affiliated dividend income	324,241

13,486,910

EXPENSES
Advisory fees	10,155,898
Shareholder servicing fees and expenses	1,128,433
Custodian and accounting fees	214,000
Trustees’ fees	20,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Insurance expenses	12,000
Shareholders’ reports	11,000
Commitment fee on syndicated credit agreement	9,000
Legal fees and expenses	9,000
Miscellaneous	9,175

Total expenses	11,600,506
Less: shareholder servicing fee waiver	(131,341)

Net expenses	11,469,165

NET INVESTMENT INCOME	2,017,745

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	141,601,800
Foreign currency transactions	184,226

141,786,026

Net change in unrealized appreciation (depreciation) on:
Investments	156,166,109
Foreign currencies	(60,858)

156,105,251

NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES	297,891,277

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$299,909,022

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,017,745	$1,897,329
Net realized gain (loss) on investment and foreign currency transactions	141,786,026	(281,816,907)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	156,105,251	(16,444,417)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	299,909,022	(296,363,995)

DISTRIBUTIONS	(1,902,264)	(897,855)

FUND SHARE TRANSACTIONS:
Fund share sold [165,519,106 and 94,894,383 shares, respectively]	1,222,989,179	880,989,254
Fund share issued in reinvestment of distributions [259,518 and 85,592 shares, respectively]	1,902,264	897,855
Fund share repurchased [22,541,021 and 48,914,201 shares, respectively]	(159,946,030)	(416,082,936)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,064,945,413	465,804,173

TOTAL INCREASE IN NET ASSETS	1,362,952,171	168,542,323
NET ASSETS:
Beginning of year	575,469,096	406,926,773

End of year	$1,938,421,267	$575,469,096

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 94.0%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace & Defense — 1.6%
TransDigm Group, Inc.	89,657	$4,257,811

Automotive Parts — 1.8%
BorgWarner, Inc.(a)	141,800	4,710,596

Banks — 1.4%
KeyCorp	252,800	1,403,040
Northern Trust Corp.	42,500	2,227,000

		3,630,040

Building Materials — 0.7%
Masco Corp.(a)	138,400	1,911,304

Chemicals — 1.8%
Eastman Chemical Co.	35,600	2,144,544
Valspar Corp. (The)	91,100	2,472,454

		4,616,998

Clothing & Apparel — 1.5%
VF Corp.	54,700	4,006,228

Commercial Services — 1.1%
United Rentals, Inc.*(a)	297,349	2,916,994

Computer Hardware — 0.9%
Affiliated Computer Services, Inc. (Class A Stock)*	39,500	2,357,755

Computer Services & Software — 4.6%
Autodesk, Inc.*	52,300	1,328,943
Computer Sciences Corp.*	92,887	5,343,789
Global Payments, Inc.	51,900	2,795,334
Sybase, Inc.*	30,700	1,332,380
Teradata Corp.*	42,300	1,329,489

		12,129,935

Construction — 2.2%
D.R. Horton, Inc.(a)	152,100	1,653,327
Pulte Homes, Inc.*(a)	197,500	1,975,000
URS Corp.*	48,000	2,136,960

		5,765,287

Consumer Products & Services — 0.7%
Scotts Miracle-Gro Co. (The) (Class A Stock)	46,900	1,843,639

Containers & Packaging — 2.0%
Sonoco Products Co.	178,200	5,212,350

Diversified — 2.6%
AptarGroup, Inc.(a)	73,900	2,641,186
Dover Corp.(a)	97,200	4,044,492

		6,685,678

Electronic Components — 1.0%
Flextronics International Ltd. (Singapore)*	361,000	2,638,910

Energy Delivery — 0.7%
Integrys Energy Group, Inc.	41,400	1,738,386

Entertainment & Leisure — 0.4%
Scientific Games Corp.
(Class A Stock)*	65,500	953,025

Financial – Bank & Trust — 2.0%
Astoria Financial Corp.	92,350	1,147,911
Bank of Hawaii Corp.	85,900	4,042,454

		5,190,365

Financial Services — 3.8%
Eaton Vance Corp.(a)	82,600	2,511,866
IntercontinentalExchange, Inc.*(a)	30,000	3,369,000
Jefferies Group, Inc.*(a)	87,000	2,064,510
Raymond James Financial, Inc.	82,075	1,950,923

		9,896,299

Food Products — 1.6%
Sara Lee Corp.	347,200	4,228,896

Gas Utilities — 1.0%
Energen Corp.	56,300	2,634,840

Healthcare Equipment & Services — 1.7%
Express Scripts, Inc.*	51,600	4,460,820

Healthcare Providers & Services — 1.0%
Covance, Inc.*(a)	48,400	2,641,188

Hotels, Restaurants & Leisure — 1.8%
International Game Technology	114,300	2,145,411
Yum! Brands, Inc.	76,000	2,657,720

		4,803,131

Industrial Conglomerates — 0.8%
Carlisle Cos., Inc.(a)	59,115	2,025,280

Insurance — 11.4%
Allstate Corp. (The)	181,400	5,449,256
Arch Capital Group Ltd. (Bermuda)*(a)	36,100	2,582,955
CIGNA Corp.	145,400	5,128,258
Endurance Specialty Holdings Ltd. (Bermuda)	72,200	2,688,006
HCC Insurance Holdings, Inc.	140,400	3,926,988
Lincoln National Corp.	210,514	5,237,588
Progressive Corp. (The)*(a)	138,700	2,495,213
Reinsurance Group of America,
Inc.(a)	46,000	2,191,900

		29,700,164

Iron/Steel — 1.0%
Allegheny Technologies, Inc.	59,000	2,641,430

Leisure Equipment & Products — 1.1%
Mattel, Inc.	142,600	2,849,148

Machinery & Equipment — 2.2%
Cummins, Inc.	93,700	4,297,082
Snap-on, Inc.	36,900	1,559,394

		5,856,476

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Manufacturing — 0.7%
Harsco Corp.	59,700	$1,924,131

Medical Supplies & Equipment — 3.6%
Beckman Coulter, Inc.	114,616	7,500,471
C.R. Bard, Inc.	23,500	1,830,650

		9,331,121

Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc.*	29,900	2,400,671

Office Equipment — 1.0%
Steelcase, Inc. (Class A Stock)	426,400	2,711,904

Oil, Gas & Consumable Fuels — 8.5%
Chesapeake Energy Corp.	82,800	2,142,864
Helix Energy Solutions Group, Inc.*	123,600	1,452,300
Newfield Exploration Co.*	85,600	4,128,488
Noble Corp. (Switzerland)	98,100	3,992,670
ONEOK, Inc.(a)	45,700	2,036,849
Pioneer Natural Resources Co.(a)	65,500	3,155,135
Questar Corp.	63,800	2,652,166
XTO Energy, Inc.	57,850	2,691,760

		22,252,232

Pharmaceuticals — 0.5%
Cephalon, Inc.*	20,200	1,260,682

Printing & Publishing — 2.1%
RR Donnelley & Sons Co.	242,368	5,397,535

Real Estate Investment Trusts — 4.8%
Boston Properties, Inc.	29,200	1,958,444
Duke Realty Corp.(a)	438,638	5,338,225
Simon Property Group, Inc.(a)	65,587	5,233,813

		12,530,482

Restaurants — 2.4%
Brinker International, Inc.	96,400	1,438,288
Darden Restaurants, Inc.(a)	138,900	4,871,223

		6,309,511

Retail & Merchandising — 2.5%
Family Dollar Stores, Inc.	43,900	1,221,737
Ruddick Corp.	102,000	2,624,460
TJX Cos., Inc.	70,700	2,584,085

		6,430,282

Semiconductors — 2.4%
International Rectifier Corp.*	89,800	1,986,376
Microchip Technology, Inc.(a)	143,500	4,170,110

		6,156,486

Telecommunication Services — 1.1%
Harris Corp.	62,000	2,948,100

Telecommunications — 2.8%
American Tower Corp. (Class A Stock)*	102,800	4,441,988
Comtech Telecommunications Corp.*(a)	83,700	2,933,685

		7,375,673

Transportation — 3.2%
CSX Corp.	55,200	2,676,648
GATX Corp.	57,300	1,647,375
Werner Enterprises, Inc.	201,800	3,993,622

		8,317,645

Utilities — 3.1%
PG&E Corp.	88,900	3,969,385
Pinnacle West Capital Corp.(a)	109,900	4,020,142

		7,989,527

TOTAL LONG-TERM INVESTMENTS
(cost $216,545,024)		245,638,955

SHORT-TERM INVESTMENT — 22.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $57,855,118; includes $42,752,455 of cash collateral for securities on loan)(b)(w) (Note 4)	57,855,118	57,855,118

TOTAL INVESTMENTS — 116.2%
(cost $274,400,142)		303,494,073
Liabilities in excess of other assets — (16.2)%		(42,213,083)

NET ASSETS — 100.0%		$261,280,990

*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $41,181,285; cash collateral of $42,752,455 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$245,638,955	$—	$—
Affiliated Money Market Mutual Fund	57,855,118	—	—

	$303,494,073	$—	$—
Other Financial Instruments*	—	—	—

Total	$303,494,073	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (16.4% represents investments purchased with collateral from securities on loan)	22.2%
Insurance	11.4
Oil, Gas & Consumable Fuels	8.5
Real Estate Investment Trusts	4.8
Computer Services & Software	4.6
Financial Services	3.8
Medical Supplies & Equipment	3.6
Transportation	3.2
Utilities	3.1
Telecommunications	2.8
Diversified	2.6
Retail & Merchandising	2.5
Restaurants	2.4
Semiconductors	2.4
Machinery & Equipment	2.2
Construction	2.2
Printing & Publishing	2.1
Containers & Packaging	2.0
Financial – Bank & Trust	2.0
Hotels, Restaurants & Leisure	1.8
Automotive Parts	1.8
Chemicals	1.8
Healthcare Equipment & Services	1.7
Aerospace & Defense	1.6
Food Products	1.6
Clothing & Apparel	1.5
Banks	1.4
Telecommunication Services	1.1
Commercial Services	1.1
Leisure Equipment & Products	1.1
Office Equipment	1.0
Iron/Steel	1.0
Healthcare Providers & Services	1.0
Electronic Components	1.0
Gas Utilities	1.0
Metals & Mining	0.9
Computer Hardware	0.9
Industrial Conglomerates	0.8
Manufacturing	0.7
Building Materials	0.7
Consumer Products & Services	0.7
Energy Delivery	0.7
Pharmaceuticals	0.5
Entertainment & Leisure	0.4

116.2
Liabilities in excess of other assets	(16.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan
of $41,181,285:
Unaffiliated investments (cost $216,545,024)	$245,638,955
Affiliated investments (cost $57,855,118)	57,855,118
Cash	440,121
Dividends receivable	253,743
Receivable for fund share sold	197,118
Tax reclaim receivable	1,234
Prepaid expenses	1,644

Total Assets	304,387,933

LIABILITIES:
Payable to broker for collateral for securities on loan	42,752,455
Payable for fund share repurchased	129,462
Advisory fees payable	111,582
Payable for investments purchased	66,974
Accrued expenses and other liabilities	44,110
Shareholder servicing fees payable	1,448
Affiliated transfer agent fee payable	912

Total Liabilities	43,106,943

NET ASSETS	$261,280,990

Net assets were comprised of:
Paid-in capital	$277,662,806
Retained earnings	(16,381,816)

Net assets, December 31, 2009	$261,280,990

Net asset value and redemption price per share, $261,280,990 / 26,910,301 outstanding shares of beneficial interest	$9.71

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income	$3,627,093
Affiliated income from securities lending, net	94,254
Affiliated dividend income	43,860

3,765,207

EXPENSES
Advisory fees	1,656,450
Shareholder servicing fees and expenses	174,363
Custodian and accounting fees	79,000
Audit fee	21,000
Shareholders’ reports	15,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Trustees’ fees	9,000
Legal fees and expenses	7,000
Insurance expenses	3,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense (Note 7)	108
Miscellaneous	7,567

Total expenses	1,989,488

NET INVESTMENT INCOME	1,775,719

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(25,295,003)
Foreign currency transactions	9

(25,294,994)

Net change in unrealized appreciation (depreciation) on:
Investments	84,397,807
Foreign currencies	42

84,397,849

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	59,102,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,878,574

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,775,719	$2,959,018
Net realized loss on investment and foreign currency transactions	(25,294,994)	(21,815,333)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	84,397,849	(61,451,158)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,878,574	(80,307,473)

DISTRIBUTIONS	(2,968,428)	(9,713,049)

FUND SHARE TRANSACTIONS:
Fund share sold [13,961,590 and 11,540,920 shares, respectively]	111,833,757	110,058,699
Fund share issued in reinvestment of distributions [375,750 and 847,561 shares, respectively]	2,968,428	9,713,049
Fund share repurchased [5,860,746 and 12,152,856 shares, respectively]	(42,766,734)	(117,865,713)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	72,035,451	1,906,035

TOTAL INCREASE (DECREASE) IN NET ASSETS	129,945,597	(88,114,487)
NET ASSETS:
Beginning of year	131,335,393	219,449,880

End of year	$261,280,990	$131,335,393

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

				Principal
	Interest		Maturity	Amount	Value
CERTIFICATES OF DEPOSIT — 22.2%	Rate		Date	(000)#	(Note 2)

Bank of America NA	0.22%		02/16/10	$55,000	$55,000,000
Bank of America NA	0.35%		01/28/10	75,000	75,000,000
Bank of America NA	0.35%		01/29/10	10,000	10,000,000
Bank of Nova Scotia/Houston	0.21%		01/14/10	25,000	25,000,000
Bank of Tokyo Mitsubishi UFJ	0.24%		02/05/10	32,000	32,000,000
Bank of Tokyo Mitsubishi UFJ	0.24%		02/09/10	65,000	65,000,000
BNP Paribas	0.24%		01/15/10	55,000	55,000,000
BNP Paribas	0.26%		02/22/10	15,000	15,000,000
Royal Bank of Scotland PLC	0.438	%(c)	07/19/10	125,000	125,000,000
State Street Bank & Trust Co.	0.21%		01/19/10	5,000	5,000,000
State Street Bank & Trust Co.	0.24%		02/10/10	50,000	50,000,000
Sumitomo Mitsui Banking Corp.	0.25%		02/05/10	15,000	15,000,000
Sumitomo Mitsui Banking Corp.	0.26%		02/01/10	30,000	30,000,000
UBS AG	0.66%		01/29/10	70,000	70,000,000

					627,000,000

COMMERCIAL PAPER(n) — 52.2%
Allianz Finance Corp., 144A	0.18%		01/15/10	35,000	34,997,550
Black Rock, Inc., 144A	0.20%		01/29/10	33,000	32,994,867
Black Rock, Inc., 144A	0.21%		01/19/10	27,000	26,997,165
BPCE SA, 144A	0.25%		02/10/10	2,000	1,999,444
BPCE SA, 144A	0.25%		02/19/10	2,860	2,859,027
BPCE SA, 144A	0.265%		01/06/10	10,000	9,999,632
BPCE SA, 144A	0.27%		02/02/10	33,000	32,992,080
Coca-Cola Co., 144A	0.20%		01/12/10	26,000	25,998,411
DNP Norbank ASA, 144A	0.23%		01/29/10	50,000	49,991,056
E.On AG, 144A	0.25%		01/12/10	29,000	28,997,785
E.On AG, 144A	0.25%		01/19/10	22,000	21,997,250
E.On AG, 144A	0.27%		01/19/10	17,000	16,997,705
Electricite de France, 144A	0.16%		01/04/10	25,500	25,499,660
Electricite de France, 144A	0.20%		03/04/10	19,683	19,676,220
ENI Finance USA, Inc., 144A	0.165%		01/15/10	10,000	9,999,358
ENI Finance USA, Inc., 144A	0.165%		01/19/10	15,000	14,998,762
ENI Finance USA, Inc., 144A	0.18%		02/08/10	39,500	39,492,495
GDF Suez, 144A	0.19%		01/13/10	11,000	10,999,303
GDF Suez, 144A	0.19%		01/19/10	40,000	39,996,200
GDF Suez, 144A	0.20%		01/28/10	41,739	41,732,739
GDF Suez, 144A	0.20%		02/03/10	26,000	25,995,233
JPMorgan Chase & Co.	0.16%		02/17/10	100,000	99,979,111
New York Life Capital Corp., 144A	0.16%		01/15/10	13,000	12,999,191
Nordea North America	0.19%		02/24/10	39,000	38,988,885
Old Line Funding LLC, 144A	0.16%		01/15/10	50,000	49,996,889
Old Line Funding LLC, 144A	0.19%		02/08/10	20,000	19,995,989
Prudential PLC	0.25%		02/01/10	44,000	43,990,528
Royal Bank of Scotland PLC	0.43%		02/05/10	25,000	24,989,549
State Street Corp.	0.26%		02/09/10	90,000	89,974,650
Straight-A-Funding LLC, 144A	0.17%		02/18/10	33,000	32,992,520
Straight-A-Funding LLC, 144A	0.20%		02/01/10	20,000	19,996,556
Straight-A-Funding LLC, 144A	0.20%		02/02/10	5,000	4,999,111
Straight-A-Funding LLC, 144A	0.20%		02/08/10	43,000	42,990,922
Straight-A-Funding LLC, 144A	0.20%		02/16/10	26,000	25,993,356
Straight-A-Funding LLC, 144A	0.21%		01/07/10	2,338	2,337,918
Straight-A-Funding LLC, 144A	0.21%		01/20/10	15,000	14,998,338
Swedbank AB, Gtd. by Kingdom of Sweden, 144A	0.82%		02/17/10	35,000	34,962,531
Swedbank AB, Gtd. by Kingdom of Sweden, 144A	0.85%		02/11/10	27,000	26,973,862
Swedbank AB, Gtd. by Kingdom of Sweden, 144A	0.89%		02/10/10	83,000	82,917,922
Total Capital Canada Ltd., 144A	0.19%		02/10/10	30,000	29,993,667
Total Capital Canada Ltd., 144A	0.20%		01/14/10	27,000	26,998,050
Toyota Motor Credit Corp.	0.17%		01/13/10	95,512	95,506,588

SEE NOTES TO FINANCIAL STATEMENTS.
A221

AST MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

				Principal
	Interest		Maturity	Amount	Value
COMMERCIAL PAPER (Continued)	Rate		Date	(000)#	(Note 2)

U.S. Bancorp	0.17%		03/22/10	$65,000	$64,975,444
U.S. Bank National Association	0.15%		01/14/10	35,000	34,998,104
U.S. Bank National Association	0.15%		01/26/10	34,000	33,996,458

					1,471,758,081

CORPORATE OBLIGATIONS — 14.0%
Bank of America, FDIC, Gtd. Notes	0.331%		07/29/10	50,000	50,000,000
Barclays Bank PLC (New York), Certificate of Deposit	0.483	%(c)	03/17/10	98,000	98,000,000
Citigroup Funding, Inc., MTN, FDIC Gtd. Notes	0.381	%(c)	07/30/10	50,000	50,000,000
Goldman Sachs Group, MTN, Notes	0.40%		02/03/10	115,000	115,000,000
JPMorgan Chase & Co., MTN, Sr. Unsec’d. Notes	0.285	%(c)	05/07/10	30,000	30,006,492
Morgan Stanley, Sr. Unsec’d. Notes	0.564	%(c)	01/15/10	51,248	51,249,216

					394,255,708

U.S. GOVERNMENT AGENCY/SUPRA NATIONAL OBLIGATIONS — 11.5%
Federal Home Loan Bank(n)	0.11%		02/10/10	34,000	33,995,845
Federal Home Loan Bank(n)	0.115%		02/03/10	25,000	24,997,365
Federal Home Loan Bank(n)	0.123%		04/16/10	25,000	24,989,902
Federal Home Loan Mortgage Corp.(n)	0.20%		06/14/10	23,380	23,358,698
Federal Home Loan Mortgage Corp.	0.219%		09/24/10	50,000	49,992,732
Federal Home Loan Mortgage Corp.	0.242%		08/24/10	100,000	99,987,336
Federal National Mortgage Assoc.	0.174%		07/13/10	18,000	17,993,582
Federal National Mortgage Assoc.	0.228%		08/05/10	50,000	49,989,734

					325,305,194

U.S. TREASURY OBLIGATIONS(n) — 1.2%
U.S. Treasury Bill	0.41%		12/16/10	20,000	19,920,505
U.S. Treasury Bill	0.43%		12/16/10	12,723	12,669,963

					32,590,468

TOTAL INVESTMENTS — 101.1%
(cost $2,850,909,451)					2,850,909,451
Liabilities in excess of other assets — (1.1)%					(29,929,483)

NET ASSETS — 100.0%					$2,820,979,968

The following abbreviations are used in the Portfolio descriptions:

FDIC	Federal Deposit Insurance Corp.
MTN	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(c)	Indicates a variable rate security.
(n)	Rates shown are the effective yields at purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.
A222

AST MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Certificates of Deposit	$—	$627,000,000	$—
Commercial Paper	—	1,471,758,081	—
Corporate Obligations	—	394,255,708	—
U.S. Government Agency/Supra National Obligations	—	325,305,194	—
U.S. Treasury Obligations	—	32,590,468	—

	$—	$2,850,909,451	$—
Other Financial Instruments*	—	—	—

Total	$—	$2,850,909,451	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Commercial Paper	52.2%
Certificates of Deposit	22.2
Corporate Obligations	14.0
U.S. Government Agency/Supra National Obligations	11.5
U.S. Treasury Obligations	1.2

101.1
Liabilities in excess of other assets	(1.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A223

AST MONEY MARKET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Unaffiliated investments (cost $2,850,909,451)	$2,850,909,451
Cash	803
Interest receivable	712,994
Receivable for fund share sold	12,650
Prepaid expenses	49,537

Total Assets	2,851,685,435

LIABILITIES:
Payable for fund share repurchased	30,480,774
Accrued expenses and other liabilities	124,199
Advisory fees payable	86,772
Shareholder servicing fees payable	12,192
Affiliated transfer agent fee payable	912
Distributions payable	618

Total Liabilities	30,705,467

NET ASSETS	$2,820,979,968

Net assets were comprised of:
Paid-in capital	$2,820,734,158
Retained earnings	245,810

Net assets, December 31, 2009	$2,820,979,968

Net asset value and redemption price per share, $2,820,979,968 / 2,820,756,611 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated interest income	$21,276,296

EXPENSES
Advisory fees	15,380,938
Shareholder servicing fees and expenses	3,076,188
Custodian and accounting fees	463,000
Trustees’ fees	58,000
Insurance expenses	47,000
Legal fees and expenses	20,000
Audit fee	17,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	12,000
Miscellaneous	16,109

Total expenses	19,104,235
Less: advisory fee waiver and/or expense reimbursement	(4,587,583)
Less: shareholder servicing fee waiver	(697,857)

Net expenses	13,818,795

NET INVESTMENT INCOME	7,457,501

NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	225,063

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,682,564

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,457,501	$61,119,424
Net realized gain on investment transactions	225,063	279,844

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,682,564	61,399,268

DISTRIBUTIONS	(7,457,488)	(61,185,326)

FUND SHARE TRANSACTIONS:
Fund share sold [3,638,883,161 and 3,894,284,809 shares, respectively]	3,638,883,160	3,894,284,809
Fund share issued in reinvestment/payment of distributions [7,438,881 and 61,067,023 shares, respectively]	7,438,881	61,067,023
Fund share repurchased [3,731,949,831 and 3,018,378,397 shares, respectively]	(3,731,949,831)	(3,018,378,397)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(85,627,790)	936,973,435

TOTAL INCREASE (DECREASE) IN NET ASSETS	(85,402,714)	937,187,377
NET ASSETS:
Beginning of year	2,906,382,682	1,969,195,305

End of year	$2,820,979,968	$2,906,382,682

SEE NOTES TO FINANCIAL STATEMENTS.
A224

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 95.4%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 0.8%
Rockwell Collins, Inc.(a)	62,800	$3,476,608

Biotechnology — 4.0%
Alexion Pharmaceuticals, Inc.*	99,600	4,862,472
Dendreon Corp.*(a)	64,900	1,705,572
Human Genome Sciences, Inc.*(a)	116,700	3,571,020
Talecris Biotherapeutics Holdings Corp.*	181,600	4,044,232
Vertex Pharmaceuticals, Inc.*(a)	98,600	4,225,010

		18,408,306

Capital Markets — 0.9%
Lazard Ltd. (Class A Stock) (Bermuda)	103,800	3,941,286

Chemicals — 2.8%
Airgas, Inc.	135,600	6,454,560
Ecolab, Inc.	146,800	6,544,344

		12,998,904

Clothing & Apparel — 0.8%
Coach, Inc.(a)	69,500	2,538,835
Polo Ralph Lauren Corp.	16,300	1,319,974

		3,858,809

Commercial Services — 2.4%
Alliance Data Systems Corp.*(a)	39,500	2,551,305
HMS Holdings Corp.*(a)	76,300	3,715,047
Verisk Analytics, Inc. (Class A Stock)*	158,300	4,793,324

		11,059,676

Computer Hardware — 1.8%
Cognizant Technology Solutions Corp. (Class A Stock)*	101,200	4,584,360
Western Digital Corp.*	86,100	3,801,315

		8,385,675

Computer Services & Software — 5.7%
Allscripts-Misys Healthcare Solutions, Inc.*(a)	160,900	3,255,007
Equinix, Inc.*(a)	44,800	4,755,520
IHS, Inc. (Class A Stock)*	107,600	5,897,556
MICROS Systems, Inc.*(a)	68,200	2,116,246
NetApp, Inc.*	103,800	3,569,682
salesforce.com, Inc.*	37,200	2,744,244
Sybase, Inc.*(a)	88,200	3,827,880

		26,166,135

Computer Software — 0.5%
McAfee, Inc.*	50,900	2,065,013

Consumer Products & Services — 1.4%
Avon Products, Inc.	77,800	2,450,700
Church & Dwight Co., Inc.	67,800	4,098,510

		6,549,210

Distribution/Wholesale — 1.0%
W.W. Grainger, Inc.	45,700	4,425,131

Diversified Financial Services — 1.4%
Artio Global Investors, Inc.*	77,200	1,967,828
Invesco Ltd. (Bermuda)	197,700	4,643,973

		6,611,801

Diversified Machinery — 0.7%
Flowserve Corp.	34,200	3,232,926

Education — 2.1%
DeVry, Inc.	78,400	4,447,632
Strayer Education, Inc.(a)	23,300	4,951,017

		9,398,649

Electronic Components — 1.2%
AMETEK, Inc.	147,900	5,655,696

Electronics — 3.8%
Amphenol Corp. (Class A Stock)	96,100	4,437,898
Dolby Laboratories, Inc. (Class A Stock)*(a)	117,800	5,622,594
National Instruments Corp.	121,900	3,589,955
Trimble Navigation Ltd.*(a)	155,700	3,923,640

		17,574,087

Entertainment & Leisure — 4.1%
Bally Technologies, Inc.*	51,900	2,142,951
DreamWorks Animation SKG, Inc. (Class A Stock)*	89,600	3,579,520
Penn National Gaming, Inc.*	166,000	4,511,880
WMS Industries, Inc.*(a)	217,900	8,716,000

		18,950,351

Environmental Control — 0.5%
Nalco Holding Co.	92,100	2,349,471

Finance — 1.1%
MSCI, Inc. (Class A Stock)*	152,000	4,833,600

Financial – Bank & Trust — 1.1%
IntercontinentalExchange, Inc.*(a)	44,600	5,008,580

Financial Services — 0.9%
Affiliated Managers Group, Inc.*(a)	60,100	4,047,735

Food — 0.6%
J.M. Smucker Co. (The)	41,500	2,562,625

Healthcare Products — 1.0%
Edwards Lifesciences Corp.*	50,900	4,420,665

Healthcare Providers & Services — 1.5%
Express Scripts, Inc.*	79,600	6,881,420

Hotels, Restaurants & Leisure — 0.8%
Marriott International, Inc. (Class A Stock)(a)	76,191	2,076,205
Royal Caribbean Cruises Ltd. (Liberia)*(a)	71,100	1,797,408

		3,873,613

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Industrial Products — 3.2%
Fastenal Co.(a)	119,300	$4,967,652
Precision Castparts Corp.	51,900	5,727,165
Roper Industries, Inc.	72,600	3,802,062

		14,496,879

Internet Services — 2.3%
GSI Commerce, Inc.*	79,200	2,010,888
Juniper Networks, Inc.*(a)	159,300	4,248,531
priceline.com, Inc.*	18,700	4,085,950

		10,345,369

Manufacturing — 1.1%
Danaher Corp.	70,000	5,264,000

Media — 1.3%
Cablevision Systems Corp. (Class A Stock)	72,500	1,871,950
Discovery Communications, Inc. (Class A Stock)*(a)	64,500	1,978,215
Scripps Networks Interactive, Inc. (Class A Stock)	46,700	1,938,050

		5,788,215

Medical Supplies & Equipment — 3.6%
Intuitive Surgical, Inc.*(a)	8,800	2,669,216
Masimo Corp.*(a)	54,500	1,657,890
NuVasive, Inc.*(a)	98,600	3,153,228
PSS World Medical, Inc.*(a)	99,600	2,247,972
ResMed, Inc.*(a)	45,700	2,388,739
Sirona Dental System, Inc.*	70,000	2,221,800
Volcano Corp.*	119,600	2,078,648

		16,417,493

Metals & Mining — 1.1%
Alpha Natural Resources, Inc.*(a)	39,500	1,713,510
Cliffs Natural Resources, Inc.(a)	76,300	3,516,667

		5,230,177

Oil, Gas & Consumable Fuels — 7.4%
Cabot Oil & Gas Corp.(a)	72,600	3,164,634
CARBO Ceramics, Inc.	74,100	5,051,397
Concho Resources, Inc.*	178,200	8,001,180
Core Laboratories NV (Netherlands)(a)	37,300	4,405,876
Oceaneering International, Inc.*	43,100	2,522,212
Range Resources Corp.	106,400	5,304,040
Southwestern Energy Co.*	115,200	5,552,640

		34,001,979

Pharmaceuticals — 2.2%
BioMarin Pharmaceutical, Inc.*	79,900	1,502,919
Mead Johnson Nutrition Co. (Class A Stock)	113,100	4,942,470
Mylan, Inc.*(a)	186,800	3,442,724

		9,888,113

Printing & Publishing — 1.4%
VistaPrint NV (Netherlands)*(a)	114,200	6,470,572

Retail & Merchandising — 7.0%
Bed Bath & Beyond, Inc.*(a)	123,000	4,751,490
Dollar Tree, Inc.*	88,200	4,260,060
J. Crew Group, Inc.*(a)	83,000	3,713,420
Nordstrom, Inc.(a)	123,500	4,641,130
Ross Stores, Inc.	152,500	6,513,275
Tiffany & Co.	36,300	1,560,900
TJX Cos., Inc.	103,800	3,793,890
Williams-Sonoma, Inc.(a)	127,600	2,651,528

		31,885,693

Semiconductors — 7.0%
Analog Devices, Inc.	130,400	4,118,032
Avago Technologies Ltd. (Singapore)*(a)	166,800	3,050,772
Marvell Technology Group Ltd. (Bermuda)*	229,300	4,757,975
Microchip Technology, Inc.(a)	181,600	5,277,296
Novellus Systems, Inc.*	103,800	2,422,692
Rovi Corp.*(a)	124,500	3,967,815
Silicon Laboratories, Inc.*(a)	107,900	5,215,886
Varian Semiconductor Equipment Associates, Inc.*(a)	90,300	3,239,964

		32,050,432

Software — 3.5%
Activision Blizzard, Inc.*	359,100	3,989,601
ANSYS, Inc.*(a)	135,000	5,867,100
Citrix Systems, Inc.*(a)	58,100	2,417,541
MedAssets, Inc.*(a)	109,200	2,316,132
Solera Holdings, Inc.	35,900	1,292,759

		15,883,133

Specialty Retail — 2.5%
CarMax, Inc.*(a)	105,900	2,568,075
Urban Outfitters, Inc.*(a)	255,300	8,932,947

		11,501,022

Telecommunications — 4.4%
American Tower Corp. (Class A Stock)*	115,100	4,973,471
Crown Castle International Corp.*(a)	64,500	2,518,080
NII Holdings, Inc.*	85,600	2,874,448
SBA Communications Corp. (Class A Stock)*(a)	290,600	9,926,896

		20,292,895

Transportation — 2.9%
C.H. Robinson Worldwide, Inc.	95,200	5,591,096
Expeditors International of Washington, Inc.(a)	100,100	3,476,473
J.B. Hunt Transport Services, Inc.	126,100	4,069,247

		13,136,816

Waste Management — 1.6%
Stericycle, Inc.*(a)	137,000	7,558,290

TOTAL LONG-TERM INVESTMENTS
(cost $355,287,711)		436,947,050

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

SHORT-TERM INVESTMENT — 36.2%
		Value
	Shares	(Note 2)

Dryden Core Investment Fund – Taxable Money Market Series (cost $166,001,747; includes $128,387,789 of cash collateral for securities on loan)(b)(w) (Note 4)	166,001,747	$166,001,747

TOTAL INVESTMENTS — 131.6%
(cost $521,289,458)		602,948,797
Liabilities in excess of other assets — (31.6)%		(144,723,589)

NET ASSETS — 100.0%		$458,225,208

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $124,105,337; cash collateral of $128,387,789 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$436,947,050	$—	$—
Affiliated Money Market Mutual Fund	166,001,747	—	—

	$602,948,797	$—	$—
Other Financial Instruments*	—	—	—

Total	$602,948,797	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund
(28.0% represents investments purchased with collateral
from securities on loan)	36.2%
Oil, Gas & Consumable Fuels	7.4
Semiconductors	7.0
Retail & Merchandising	7.0
Computer Services & Software	5.7
Telecommunications	4.4
Entertainment & Leisure	4.1
Biotechnology	4.0
Electronics	3.8
Medical Supplies & Equipment	3.6
Software	3.5
Industrial Products	3.2
Transportation	2.9
Chemicals	2.8
Specialty Retail	2.5
Commercial Services	2.4
Internet Services	2.3
Pharmaceuticals	2.2
Education	2.1
Computer Hardware	1.8
Waste Management	1.6
Healthcare Providers & Services	1.5
Diversified Financial Services	1.4
Consumer Products & Services	1.4
Printing & Publishing	1.4
Media	1.3
Electronic Components	1.2
Manufacturing	1.1
Metals & Mining	1.1
Financial – Bank & Trust	1.1
Finance	1.1
Distribution/Wholesale	1.0
Healthcare Products	1.0
Financial Services	0.9
Capital Markets	0.9
Hotels, Restaurants & Leisure	0.8
Clothing & Apparel	0.8
Aerospace	0.8
Diversified Machinery	0.7
Foods	0.6
Environmental Control	0.5
Computer Software	0.5

131.6
Liabilities in excess of other assets	(31.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $124,105,337:
Unaffiliated investments (cost $355,287,711)	$436,947,050
Affiliated investments (cost $166,001,747)	166,001,747
Cash	459,086
Receivable for fund share sold	389,716
Dividends receivable	161,306
Prepaid expenses	3,523

Total Assets	603,962,428

LIABILITIES:
Payable to broker for collateral for securities on loan	128,387,789
Payable for investments purchased	17,116,355
Advisory fees payable	169,794
Accrued expenses and other liabilities	53,848
Payable for fund share repurchased	6,034
Shareholder servicing fees payable	2,488
Affiliated transfer agent fee payable	912

Total Liabilities	145,737,220

NET ASSETS	$458,225,208

Net assets were comprised of:
Paid-in capital	$654,464,744
Retained earnings	(196,239,536)

Net assets, December 31, 2009	$458,225,208

Net asset value and redemption price per share,
$458,225,208 / 27,602,294 outstanding shares
of beneficial interest	$16.60

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $6,755 foreign withholding tax)	$2,024,175
Affiliated income from securities lending, net	481,270
Affiliated dividend income	88,961

2,594,406

EXPENSES
Advisory fees	3,221,612
Shareholder servicing fees and expenses	357,957
Custodian and accounting fees	93,000
Audit fee	18,000
Transfer agent’s fees and expenses
(including affiliated expense of $7,400) (Note 4)	15,000
Shareholders’ reports	15,000
Trustees’ fees	13,000
Insurance expenses	8,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 7)	254
Miscellaneous	9,640

Total expenses	3,763,463

NET INVESTMENT LOSS	(1,169,057)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(39,362,330)
Net change in unrealized appreciation (depreciation) on investments	138,521,398

NET GAIN ON INVESTMENTS	99,159,068

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$97,990,011

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,169,057)	$(2,576,007)
Net realized loss on investment transactions	(39,362,330)	(26,202,580)
Net change in unrealized appreciation (depreciation) on investments	138,521,398	(270,414,161)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	97,990,011	(299,192,748)

FUND SHARE TRANSACTIONS:
Fund share sold [8,515,788 and 6,860,255 shares, respectively]	121,950,820	123,395,052
Fund share repurchased [5,824,091 and 20,591,690 shares, respectively]	(80,351,054)	(375,268,169)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	41,599,766	(251,873,117)

TOTAL INCREASE (DECREASE) IN NET ASSETS	139,589,777	(551,065,865)
NET ASSETS:
Beginning of year	318,635,431	869,701,296

End of year	$458,225,208	$318,635,431

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 96.5%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 3.6%
AAR Corp.*	54,000	$1,240,920
HEICO Corp.	61,100	2,708,563

		3,949,483

Beverages — 1.0%
Central European Distribution Corp.*	39,700	1,127,877

Biotechnology — 1.6%
Human Genome Sciences, Inc.*(a)	57,300	1,753,380

Business Services — 2.9%
Informatica Corp.*(a)	67,800	1,753,308
VistaPrint NV (Netherlands)*(a)	25,600	1,450,496

		3,203,804

Chemicals — 1.1%
NewMarket Corp.	10,500	1,205,085

Clothing & Apparel — 0.9%
Warnaco Group, Inc. (The)*	23,500	991,465

Commercial Services — 3.4%
HMS Holdings Corp.*	49,700	2,419,893
SuccessFactors, Inc.*(a)	75,500	1,251,790

		3,671,683

Computer Services & Software — 8.2%
Compellent Technologies, Inc.*(a)	89,700	2,034,396
LivePerson, Inc.*	307,900	2,146,063
Manhattan Associates, Inc.*	49,100	1,179,873
Nuance Communications, Inc.*	73,400	1,140,636
Solera Holdings, Inc.(a)	68,800	2,477,488

		8,978,456

Consulting Services — 1.3%
ICF International, Inc.*	52,700	1,412,360

Consumer Products & Services — 3.1%
Elizabeth Arden, Inc.*(a)	79,200	1,143,648
Jarden Corp.	71,500	2,210,065

		3,353,713

Education — 2.4%
Capella Education Co.*(a)	35,400	2,665,620

Electronic Components & Equipment — 3.2%
Harbin Electric, Inc.*(a)	76,800	1,577,472
SmartHeat, Inc.*(a)	129,400	1,878,888

		3,456,360

Energy – Energy Resources — 2.2%
Concho Resources, Inc.*(a)	54,100	2,429,090

Entertainment & Leisure — 3.0%
Royal Caribbean Cruises Ltd. (Liberia)*(a)	92,000	2,325,760
WMS Industries, Inc.*(a)	23,600	944,000

		3,269,760

Environmental Services — 1.5%
Nalco Holding Co.	62,400	1,591,824

Financial Service — 1.6%
Waddell & Reed Financial, Inc. (Class A Stock)	56,400	1,722,456

Food Products — 1.5%
Diamond Foods, Inc.	47,800	1,698,812

Healthcare – Medical Products — 1.3%
PSS World Medical, Inc.*(a)	65,500	1,478,335

Healthcare – Medical Providers — 2.9%
Emergency Medical Services Corp. (Class A Stock)*	29,900	1,619,085
Inverness Medical Innovations, Inc.*(a)	38,300	1,589,833

		3,208,918

Healthcare Services — 7.8%
Air Methods Corp.*	41,600	1,398,592
Healthcare Services Group, Inc.	76,800	1,648,128
IPC The Hospitalist Co., Inc.*	41,600	1,383,200
Magellan Health Services, Inc.*	29,100	1,185,243
MEDNAX, Inc.*	31,000	1,863,410
Zoll Medical Corp.*	39,800	1,063,456

		8,542,029

Hotels & Motels — 1.6%
Orient-Express Hotels Ltd.
(Class A Stock) (Bermuda)*(a)	174,300	1,767,402

Internet — 1.9%
Rackspace Hosting, Inc.*(a)	100,600	2,097,510

Internet Services — 2.7%
NIC, Inc.	141,200	1,290,568
Sourcefire, Inc.*(a)	64,300	1,720,025

		3,010,593

Machinery & Equipment — 2.2%
Manitowoc Co., Inc. (The)(a)	124,000	1,236,280
Nordson Corp.	19,300	1,180,774

		2,417,054

Media — 1.4%
Focus Media Holding Ltd., ADR (Cayman Islands)*(a)	93,700	1,485,145

Medical Supplies & Equipment — 2.8%
Align Technology, Inc.*	66,100	1,177,902
Sirona Dental Systems, Inc.*	59,200	1,879,008

		3,056,910

Oil & Gas — 1.8%
Arena Resources, Inc.*(a)	44,900	1,936,088

Personal Services — 1.4%
Cornell Cos., Inc.*	68,225	1,548,708

Pharmaceuticals — 3.5%
Alexion Pharmaceuticals, Inc.*	31,200	1,523,184
SXC Health Solutions Corp. (Canada)*	42,300	2,282,085

		3,805,269

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Real Estate — 1.8%
Jones Lang LaSalle, Inc.	32,000	$1,932,800

Retail & Merchandising — 6.6%
hhgregg, Inc.*(a)	114,700	2,526,841
Lululemon Athletica, Inc.*(a)	66,900	2,013,690
Tractor Supply Co.*	27,500	1,456,400
Ulta Salon Cosmetics & Fragrance, Inc.*	67,400	1,223,984

		7,220,915

Semiconductors — 6.4%
Hittite Microwave Corp.*	28,100	1,145,075
Netlogic Microsystems, Inc.*(a)	32,200	1,489,572
Silicon Laboratories, Inc.*	25,500	1,232,670
Varian Semiconductor Equipment Associates, Inc.*	34,900	1,252,212
Veeco Instruments, Inc.*	56,100	1,853,544

		6,973,073

Software — 5.3%
ArcSight, Inc.*(a)	52,500	1,342,950
Global Defense Technology & Systems, Inc.*	86,700	1,427,082
RightNow Technologies, Inc.*	99,100	1,721,367
Taleo Corp. (Class A Stock)*	55,800	1,312,416

		5,803,815

Technology – Computer Software — 1.4%
Ultimate Software Group, Inc.*	50,600	1,486,122

Telecommunications — 1.2%
AsiaInfo Holdings, Inc.*	42,400	1,291,928

TOTAL LONG-TERM INVESTMENTS
(cost $85,960,385)		105,543,842

SHORT-TERM INVESTMENT — 31.7%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $34,714,437; includes $32,059,738 of cash collateral for securities on loan)(b)(w) (Note 4)	34,714,437	$34,714,437

TOTAL INVESTMENTS — 128.2%
(cost $120,674,822)		140,258,279
Liabilities in excess of other assets — (28.2)%		(30,884,898)

NET ASSETS — 100.0%		$109,373,381

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $30,938,994; cash collateral of $32,059,738 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$105,543,842	$—	$—
Affiliated Money Market Mutual Fund	34,714,437	—	—

	$140,258,279	$—	$—
Other Financial Instruments*	—	—	—

Total	$140,258,279	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund
(29.3% represents investments purchased
with collateral from securities on loan)	31.7%
Computer Services & Software	8.2
Healthcare Services	7.8
Retail & Merchandising	6.6
Semiconductors	6.4
Software	5.3
Aerospace	3.6
Pharmaceuticals	3.5
Commercial Services	3.4
Electronic Components & Equipment	3.2
Consumer Products & Services	3.1
Entertainment & Leisure	3.0
Healthcare – Medical Providers	2.9
Business Services	2.9
Medical Supplies & Equipment	2.8
Internet Services	2.7
Education	2.4
Energy – Energy Resources	2.2
Machinery & Equipment	2.2
Internet	1.9
Oil & Gas	1.8
Real Estate	1.8
Hotels & Motels	1.6
Biotechnology	1.6
Financial Services	1.6
Food Products	1.5
Environmental Services	1.5
Personal Services	1.4
Technology – Computer Software	1.4
Media	1.4
Healthcare – Medical Products	1.3
Consulting Services	1.3
Telecommunications	1.2
Chemicals	1.1
Beverages	1.0
Clothing & Apparel	0.9

128.2
Liabilities in excess of other assets	(28.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $30,938,994:
Unaffiliated investments (cost $85,960,385)	$105,543,842
Affiliated investments (cost $34,714,437)	34,714,437
Receivable for investments sold	1,488,419
Receivable for fund share sold	107,602
Dividends receivable	26,671
Prepaid expenses	2,608

Total Assets	141,883,579

LIABILITIES:
Payable to broker for collateral for securities on loan	32,059,738
Payable to custodian	367,506
Advisory fees payable	49,067
Accrued expenses and other liabilities	32,369
Affiliated transfer agent fee payable	912
Shareholder servicing fees payable	606

Total Liabilities	32,510,198

NET ASSETS	$109,373,381

Net assets were comprised of:
Paid-in capital	$328,080,663
Retained earnings	(218,707,282)

Net assets, December 31, 2009	$109,373,381

Net asset value and redemption price per share,
$109,373,381 / 14,491,649 outstanding shares
of beneficial interest	$7.55

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income	$211,117
Affiliated income from securities lending, net	154,118
Affiliated dividend income	16,043

381,278

EXPENSES
Advisory fees	823,244
Shareholder servicing fees and expenses	86,657
Custodian and accounting fees	58,000
Audit fee	21,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	13,000
Trustees’ fees	8,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Loan interest expense (Note 7)	139
Miscellaneous	7,118

Total expenses	1,042,158

NET INVESTMENT LOSS	(660,880)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investment transactions	(6,065,762)
Net change in unrealized appreciation (depreciation) on investments	25,347,282

NET GAIN ON INVESTMENTS	19,281,520

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,620,640

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2009	December 31, 2008

OPERATIONS:
Net investment loss	$(660,880)	$(737,290)
Net realized loss on investment transactions	(6,065,762)	(38,279,408)
Net change in unrealized appreciation (depreciation) on investments	25,347,282	(35,483,916)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,620,640	(74,500,614)

FUND SHARE TRANSACTIONS:
Fund share sold [2,814,083 and 1,517,247 shares, respectively]	18,406,447	13,733,736
Fund share repurchased [1,857,404 and 7,471,460 shares, respectively]	(11,019,494)	(64,789,733)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	7,386,953	(51,055,997)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,007,593	(125,556,611)
NET ASSETS:
Beginning of year	83,365,788	208,922,399

End of year	$109,373,381	$83,365,788

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 98.7%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace & Defense — 2.3%
Embraer-Empresa Brasileira
de Aeronautica SA, ADR (Brazil)	80,250	$1,774,328
Goodrich Corp.	41,400	2,659,950
L-3 Communications Holdings, Inc.	45,700	3,973,615
Teledyne Technologies, Inc.*	49,920	1,914,931

		10,322,824

Agriculture — 1.2%
Archer-Daniels-Midland Co.	115,100	3,603,781
Bunge Ltd. (Bermuda)	27,800	1,774,474

		5,378,255

Auto Parts & Related — 1.4%
American Axle & Manufacturing Holdings, Inc.*	60,400	484,408
Johnson Controls, Inc.	30,700	836,268
Lear Corp.*(a)	35,900	2,428,276
Navistar International Corp.*	22,200	858,030
WABCO Holdings, Inc.	70,175	1,809,813

		6,416,795

Automobiles — 0.8%
Harley-Davidson, Inc.(a)	151,250	3,811,500

Banks — 1.0%
Comerica, Inc.	111,800	3,305,926
KeyCorp.	186,900	1,037,295

		4,343,221

Beverages — 1.7%
Coca-Cola Enterprises, Inc.	126,000	2,671,200
Dr. Pepper Snapple Group, Inc.	84,500	2,391,350
Pepsi Bottling Group, Inc.	73,000	2,737,500

		7,800,050

Biotechnology — 0.4%
Biogen Idec, Inc.*	35,600	1,904,600

Chemicals — 3.2%
Ashland, Inc.	45,400	1,798,748
Eastman Chemical Co.	61,800	3,722,832
Lubrizol Corp. (The)	48,124	3,510,646
NewMarket Corp.	41,200	4,728,524
Terra Industries, Inc.	28,400	914,196

		14,674,946

Commercial Banks — 3.7%
BB&T Corp.	61,100	1,550,107
Fifth Third BanCorp.	235,200	2,293,200
First Horizon National Corp.*(a)	79,776	1,068,998
Huntington Bancshares, Inc.	255,800	933,670
International Bancshares Corp.(a)	74,300	1,406,499
Park National Corp.(a)	25,500	1,501,440
PNC Financial Services Group, Inc.	46,500	2,454,735
Regions Financial Corp.	487,796	2,580,441
SunTrust Banks, Inc.	95,700	1,941,753
Zions Bancorp(a)	78,700	1,009,721

		16,740,564

Commercial Services — 2.6%
Convergys Corp.*	194,000	2,085,500
Lender Processing Services, Inc.	68,100	2,768,946
Moody’s Corp.(a)	112,900	3,025,720
SAIC, Inc.*	197,700	3,744,438

		11,624,604

Commercial Services & Supplies — 1.1%
McGrath RentCorp	43,462	971,810
Pre-Paid Legal Services, Inc.*(a)	26,773	1,099,835
RR Donnelley & Sons Co.	129,000	2,872,830

		4,944,475

Computer Hardware — 1.5%
Affiliated Computer Services, Inc. (Class A Stock)*	29,150	1,739,964
Imation Corp.*	90,700	790,904
Lexmark International, Inc. (Class A Stock)*	72,400	1,880,952
Western Digital Corp.*	55,900	2,467,985

		6,879,805

Computer Services & Software — 0.9%
Computer Sciences Corp.*	73,800	4,245,714

Computer Software — 0.7%
Fidelity National Information Services, Inc.	68,300	1,600,952
NCR Corp.*	145,900	1,623,867

		3,224,819

Construction — 1.2%
KB Home(a)	87,100	1,191,528
Masco Corp.(a)	114,500	1,581,245
Owens Corning*	104,800	2,687,072

		5,459,845

Consumer Products & Services — 2.0%
Blyth, Inc.	29,950	1,009,914
Whirlpool Corp.(a)	99,400	8,017,604

		9,027,518

Containers & Packaging — 0.8%
Rock-Tenn Co. (Class A Stock)(a)	31,504	1,588,117
Sonoco Products Co.	62,700	1,833,975

		3,422,092

Distribution/Wholesale — 0.5%
Ingram Micro, Inc. (Class A Stock)*	130,300	2,273,735

Diversified Financial Services — 0.3%
GFI Group, Inc.	260,400	1,190,028

Diversified Manufacturing — 1.2%
Smith (A.O.) Corp.	29,600	1,284,344
SPX Corp.	8,000	437,600
Tyco International Ltd. (Switzerland)*	100,500	3,585,840

		5,307,784

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Electric — 3.2%
Allegheny Energy, Inc.	39,700	$932,156
Mirant Corp.*	178,300	2,722,641
NorthWestern Corp.	93,100	2,422,462
NV Energy, Inc.	132,700	1,642,826
Pinnacle West Capital Corp.	99,200	3,628,736
Portland General Electric Co.	57,400	1,171,534
Xcel Energy, Inc.	89,300	1,894,946

		14,415,301

Electronic Components & Equipment — 2.0%
Avnet, Inc.*	52,450	1,581,892
Energizer Holdings, Inc.*	38,200	2,340,896
Hubbell, Inc. (Class B Stock)	72,800	3,443,440
Thomas & Betts Corp.*(a)	43,200	1,546,128

		8,912,356

Electronics — 0.3%
Benchmark Electronics, Inc.*	75,600	1,429,596

Energy Services — 0.4%
NRG Energy, Inc.*(a)	84,500	1,995,045

Engineering/Construction — 0.9%
Chicago Bridge & Iron Co. NV (Netherlands)*(a)	139,650	2,823,723
McDermott International, Inc. (Panama)*	54,600	1,310,946

		4,134,669

Financial Services — 2.3%
Ameriprise Financial, Inc.	81,200	3,152,184
Capital One Financial Corp.	54,900	2,104,866
Invesco Ltd. (Bermuda)	111,750	2,625,008
Jefferies Group, Inc.*(a)	37,500	889,875
State Street Corp.	34,000	1,480,360

		10,252,293

Food & Staples Retailing — 1.0%
Safeway, Inc.	129,800	2,763,442
SUPERVALU, Inc.	130,200	1,654,842

		4,418,284

Foods — 2.1%
Cal-Maine Foods, Inc.(a)	30,300	1,032,624
ConAgra Foods, Inc.	143,200	3,300,760
Fresh Del Monte Produce, Inc. (Cayman Islands)*	69,600	1,538,160
J.M. Smucker Co. (The)	14,300	883,025
Kroger Co. (The)	74,700	1,533,591
Sara Lee Corp.	100,100	1,219,218

		9,507,378

Healthcare Equipment & Services — 0.5%
Universal Health Services, Inc. (Class B Stock)	69,800	2,128,900

Healthcare Equipment & Supplies — 0.9%
Kinetic Concepts, Inc.*(a)	107,500	4,047,375

Healthcare Services — 2.9%
Aetna, Inc.	54,400	1,724,480
CIGNA Corp.	42,050	1,483,103
Coventry Health Care, Inc.*	133,475	3,242,108
Humana, Inc.*	25,500	1,119,195
LifePoint Hospitals, Inc.*(a)	43,800	1,423,938
Lincare Holdings, Inc.*(a)	38,000	1,410,560
MEDNAX, Inc.*	41,800	2,512,598

		12,915,982

Household Durables — 0.3%
Newell Rubbermaid, Inc.	93,900	1,409,439

Industrial Products — 0.5%
Ingersoll-Rand PLC (Ireland)(a)	66,900	2,391,006

Insurance — 10.8%
Aflac, Inc.	60,700	2,807,375
Allstate Corp. (The)	81,800	2,457,272
American Financial Group, Inc.	119,100	2,971,545
Aspen Insurance Holdings Ltd. (Bermuda)	83,400	2,122,530
Assurant, Inc.	79,878	2,354,804
Chubb Corp.	78,600	3,865,548
Delphi Financial Group, Inc. (Class A Stock)	103,100	2,306,347
Endurance Specialty Holdings Ltd. (Bermuda)	50,300	1,872,669
Fidelity National Financial, Inc. (Class A Stock)	59,400	799,524
Lincoln National Corp.	72,700	1,808,776
Montpelier Re Holdings Ltd. (Bermuda)	152,000	2,632,640
PartnerRe Ltd. (Bermuda)	61,200	4,569,192
Platinum Underwriters Holdings Ltd. (Bermuda)	43,100	1,650,299
Principal Financial Group, Inc.	88,600	2,129,944
StanCorp Financial Group, Inc.(a)	137,300	5,494,746
Unum Group	127,800	2,494,656
Validus Holdings Ltd. (Bermuda)	73,730	1,986,286
W.R. Berkely Corp.	74,800	1,843,072
White Mountains Insurance Group Ltd. (Bermuda)	3,261	1,084,804
XL Capital Ltd. (Class A Stock) (Cayman Islands)	82,000	1,503,060

		48,755,089

Leisure Equipment & Products — 0.4%
Polaris Industries, Inc.	44,900	1,958,987

Machinery — 0.3%
Crane Co.	50,800	1,555,496

Machinery & Equipment — 1.8%
AGCO Corp.*	41,600	1,345,344
Bucyrus International, Inc.(a)	56,400	3,179,268
Ensco International PLC (United Kingdom)	28,800	1,150,272
Terex Corp.*(a)	116,800	2,313,808

		7,988,692

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Media — 3.3%
Cablevision Systems Corp. (Class A Stock)	85,700	$2,212,774
CBS Corp. (Class B Stock)	117,400	1,649,470
DISH Network Corp. (Class A Stock)	115,200	2,392,704
Gannett Co., Inc.	168,300	2,499,255
McGraw-Hill Cos., Inc. (The)	93,450	3,131,510
Scholastic Corp.	35,500	1,058,965
Time Warner Cable, Inc.	43,400	1,796,326

		14,741,004

Metals & Mining — 2.9%
Carpenter Technology Corp.	84,800	2,285,360
Cliffs Natural Resources, Inc.	10,200	470,118
Freeport-McMoRan Copper & Gold, Inc.*	16,900	1,356,901
Sterlite Industries India Ltd. ADR (India)	48,650	886,403
Teck Resources Ltd. (Class B Stock) (Canada)*(a)	104,900	3,668,353
Timken Co.	75,400	1,787,734
United States Steel Corp.(a)	28,200	1,554,384
USEC, Inc.*(a)	234,900	904,365

		12,913,618

Office Equipment & Supplies — 1.0%
Knoll, Inc.	108,500	1,120,805
Xerox Corp.	411,700	3,482,982

		4,603,787

Oil & Gas — 2.4%
Denbury Resources, Inc.*(a)	74,150	1,097,420
National Oilwell Varco, Inc.	40,450	1,783,440
Oceaneering International, Inc.*	14,250	833,910
Southwestern Energy Co.*	45,500	2,193,100
Talisman Energy, Inc. (Canada)	100,973	1,882,137
Whiting Petroleum Corp.*(a)	45,700	3,265,265

		11,055,272

Oil, Gas & Consumable Fuels — 5.6%
Berry Petroleum Co. (Class A Stock)(a)	81,000	2,361,150
Cabot Oil & Gas Corp.(a)	31,500	1,373,085
Cal Dive International, Inc.*	201,667	1,524,602
Newfield Exploration Co.*	34,200	1,649,466
Noble Corp. (Switzerland)	57,400	2,336,180
Noble Energy, Inc.	32,304	2,300,691
SEACOR Holdings, Inc.*(a)	18,900	1,441,125
Sempra Energy	46,700	2,614,266
Southern Union Co.	151,900	3,448,130
Sunoco, Inc.	95,100	2,482,110
Valero Energy Corp.	104,200	1,745,350
World Fuel Services Corp.(a)	77,200	2,068,188

		25,344,343

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.*(a)	101,200	706,376

Pharmaceuticals — 4.3%
AmerisourceBergen Corp.	175,000	4,562,250
Endo Pharmaceuticals Holdings, Inc.*(a)	72,500	1,486,975
Forest Laboratories, Inc.*	126,900	4,074,759
King Pharmaceuticals, Inc.*(a)	198,300	2,433,141
Mylan, Inc.*(a)	133,400	2,458,562
Shire PLC, ADR (United Kingdom)(a)	41,500	2,436,050
Watson Pharmaceuticals, Inc.*(a)	49,600	1,964,656

		19,416,393

Printing & Publishing — 0.3%
Consolidated Graphics, Inc.*	33,300	1,166,166

Real Estate Investment Trusts — 4.3%
Alexandria Real Estate Equities, Inc.(a)	16,600	1,067,214
Annaly Capital Management, Inc.	270,400	4,691,440
Boston Properties, Inc.	21,200	1,421,884
Entertainment Properties Trust(a)	50,700	1,788,189
HRPT Properties Trust(a)	489,300	3,165,771
Macerich Co. (The)(a)	39,713	1,427,682
Medical Properties Trust, Inc.(a)	182,000	1,820,000
National Retail Properties, Inc.(a)	73,100	1,551,182
Vornado Realty Trust(a)	32,561	2,277,316
Walter Investment Management Corp.	17,311	248,067

		19,458,745

Restaurants — 0.7%
Bob Evans Farms, Inc.	52,200	1,511,190
Brinker International, Inc.	104,800	1,563,616

		3,074,806

Retail & Merchandising — 4.6%
Cabela’s, Inc.*(a)	143,600	2,047,736
Foot Locker, Inc.(a)	94,200	1,049,388
GameStop Corp. (Class A Stock)*(a)	34,200	750,348
Gap, Inc. (The)	152,600	3,196,970
J.C. Penney Co., Inc.	92,600	2,464,086
Limited Brands, Inc.	41,200	792,688
Macy’s, Inc.	138,900	2,327,964
NBTY, Inc.*	86,050	3,746,617
RadioShack Corp.(a)	145,400	2,835,300
Stage Stores, Inc.	115,400	1,426,344

		20,637,441

Telecommunications — 2.9%
Anixter International, Inc.*	47,950	2,258,445
CenturyTel, Inc.	153,326	5,551,934
Harris Corp.	75,900	3,609,045
NII Holdings, Inc.*	51,800	1,739,444

		13,158,868

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Transportation — 2.2%
Genco Shipping & Trading Ltd. (Marshall Island)*(a)	66,600	$1,490,508
Overseas Shipholding Group, Inc.(a)	69,600	3,058,920
Ryder System, Inc.	27,500	1,132,175
Ship Finance International Ltd. (Bermuda)	60,191	820,403
Tidewater, Inc.(a)	73,600	3,529,120

		10,031,126

Utilities — 4.9%
Alliant Energy Corp.	113,000	3,419,380
American Electric Power Co., Inc.	47,500	1,652,525
CMS Energy Corp.(a)	323,800	5,070,708
DPL, Inc.	69,350	1,914,060
DTE Energy Co.	71,000	3,094,890
Edison International	28,300	984,274
Entergy Corp.	10,850	887,964
Pepco Holdings, Inc.	169,600	2,857,760
PPL Corp.	24,800	801,288
SCANA Corp.	36,000	1,356,480

		22,039,329

TOTAL LONG-TERM INVESTMENTS
(cost $424,076,729)		445,556,336

SHORT-TERM INVESTMENT — 21.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $97,816,136; includes
$90,694,964 of cash collateral
for securities on loan)(b)(w)
(Note 4)	97,816,136	97,816,136

TOTAL INVESTMENTS — 120.4%
(cost $521,892,865)		543,372,472
Liabilities in excess of other assets — (20.4)%		(92,196,291)

NET ASSETS — 100.0%		$451,176,181

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $86,955,981; cash collateral of $90,694,964 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$445,556,336	$—	$—
Affiliated Money Market Mutual Fund	97,816,136	—	—

	$543,372,472	$—	$—
Other Financial Instruments*	—	—	—

Total	$543,372,472	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund
(20.1% represents investments purchased
with collateral from securities on loan)	21.7%
Insurance	10.8
Oil, Gas & Consumable Fuels	5.6
Utilities	4.9
Retail & Merchandising	4.6
Real Estate Investment Trusts	4.3
Pharmaceuticals	4.3
Commercial Banks	3.7
Media	3.3
Chemicals	3.2
Electric	3.2
Telecommunications	2.9
Healthcare Services	2.9
Metals & Mining	2.9
Commercial Services	2.6
Oil & Gas	2.4
Aerospace & Defense	2.3
Financial Services	2.3
Transportation	2.2
Foods	2.1
Consumer Products & Services	2.0
Electronic Components & Equipment	2.0
Machinery & Equipment	1.8
Beverages	1.7
Computer Hardware	1.5
Auto Parts & Related	1.4
Construction	1.2
Agriculture	1.2
Diversified Manufacturing	1.2
Commercial Services & Supplies	1.1
Office Equipment & Supplies	1.0
Food & Staples Retailing	1.0
Banks	1.0
Computer Services & Software	0.9
Engineering/Construction	0.9
Healthcare Equipment & Supplies	0.9
Automobiles	0.8
Containers & Packaging	0.8
Computer Software	0.7
Restaurants	0.7
Industrial Products	0.5
Distribution/Wholesale	0.5
Healthcare Equipment & Services	0.5
Energy Services	0.4
Leisure Equipment & Products	0.4
Biotechnology	0.4
Machinery	0.3
Electronics	0.3
Household Durables	0.3
Diversified Financial Services	0.3
Printing & Publishing	0.3
Paper & Forest Products	0.2

120.4
Liabilities in excess of other assets	(20.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $86,955,981:
Unaffiliated investments (cost $424,076,729)	$445,556,336
Affiliated investments (cost $97,816,136)	97,816,136
Dividends receivable	842,580
Receivable for fund share sold	78,025
Prepaid expenses	11,511

Total Assets	544,304,588

LIABILITIES:
Payable to broker for collateral for securities on loan	90,694,964
Payable for fund share repurchased	1,732,794
Payable for investments purchased	360,374
Advisory fees payable	171,275
Payable to custodian	115,818
Accrued expenses and other liabilities	49,753
Shareholder servicing fees payable	2,517
Affiliated transfer agent fee payable	912

Total Liabilities	93,128,407

NET ASSETS	$451,176,181

Net assets were comprised of:
Paid-in capital	$521,792,541
Retained earnings	(70,616,360)

Net assets, December 31, 2009	$451,176,181

Net asset value and redemption price per share,
$451,176,181 / 36,325,007 outstanding shares
of beneficial interest	$12.42

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income
(net of $2,912 foreign withholding tax)	$8,867,098
Affiliated income from securities lending, net	315,804
Affiliated dividend income	41,161

9,224,063

EXPENSES
Advisory fees	3,241,074
Shareholder servicing fees and expenses	360,119
Custodian and accounting fees	101,000
Audit fee	20,000
Transfer agent’s fees and expenses
(including affiliated expense of $7,400) (Note 4)	14,000
Trustees’ fees	12,000
Shareholders’ reports	10,000
Insurance expenses	9,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	6,000
Loan interest expense (Note 7)	525
Miscellaneous	6,798

Total expenses	3,787,516

NET INVESTMENT INCOME	5,436,547

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investment transactions	(40,168,637)
Net change in unrealized appreciation (depreciation) on investments	160,213,309

NET GAIN ON INVESTMENTS	120,044,672

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$125,481,219

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,436,547	$7,421,289
Net realized loss on investment transactions	(40,168,637)	(55,032,574)
Net change in unrealized appreciation (depreciation) on investments	160,213,309	(260,379,196)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	125,481,219	(307,990,481)

DISTRIBUTIONS	(7,443,359)	(60,138,835)

FUND SHARE TRANSACTIONS:
Fund share sold [7,820,446 and 3,977,416 shares, respectively]	80,423,259	51,385,934
Fund share issued in reinvestment of distributions [760,302 and 3,897,527 shares, respectively]	7,443,359	60,138,835
Fund share repurchased [9,223,491 and 30,249,785 shares, respectively]	(87,986,397)	(411,976,162)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(119,779)	(300,451,393)

TOTAL INCREASE (DECREASE) IN NET ASSETS	117,918,081	(668,580,709)
NET ASSETS:
Beginning of year	333,258,100	1,001,838,809

End of year	$451,176,181	$333,258,100

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.6%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 90.0%
AST DeAM Large-Cap Value
Portfolio	2,523,734	$19,634,647
AST Federated Aggressive Growth
Portfolio	973,700	6,806,164
AST Goldman Sachs Mid-Cap
Growth Portfolio*	819,775	3,721,780
AST International Growth Portfolio	1,580,834	15,982,229
AST International Value Portfolio	908,559	12,946,973
AST Jennison Large-Cap Growth
Portfolio	1,055,379	11,471,971
AST Jennison Large-Cap Value
Portfolio	633,542	6,683,867
AST Large-Cap Value Portfolio	3,302,137	39,295,425
AST Marsico Capital Growth
Portfolio	2,766,611	45,012,758
AST MFS Growth Portfolio	5,324,516	45,524,611
AST Mid-Cap Value Portfolio	212,803	2,066,319
AST Money Market Portfolio	35,318,178	35,318,178
AST Neuberger Berman Mid-Cap
Growth Portfolio*	220,478	3,659,935
AST PIMCO Total Return Bond
Portfolio	2,401,470	28,097,196
AST Small-Cap Growth Portfolio	453,934	6,804,469
AST Small-Cap Value Portfolio	939,852	10,159,795
AST T. Rowe Price Large-Cap
Growth Portfolio*	1,079,560	11,540,500
AST Western Asset Core Plus Bond
Portfolio	693,904	6,925,166

TOTAL AFFILIATED MUTUAL FUNDS
(cost $293,352,534)(w)		311,651,983

COMMON STOCKS — 9.6%
Exchange Traded Funds
Health Care Select Sector SPDR
Fund	65,598	2,038,786
Internet HOLDRs Trust	48,300	2,812,992
iShares Dow Jones US HealthCare
Providers	35,894	1,737,987
iShares Dow Jones US
Pharmaceuticals Index Fund	56,498	3,257,675
iShares MSCI Australia Index Fund	131,519	3,003,894
iShares MSCI Brazil Index Fund	50,422	3,761,985
iShares MSCI Singapore Index
Fund	95,690	1,098,521
iShares S&P Latin America 40
Index Fund	70,441	3,367,784
iShares Silver Trust*	185,196	3,068,698
Market Vectors Brazil Small Cap	47,551	2,349,495
Market Vectors Gold Miners	95,630	4,419,062
SPDR S&P Semiconductor	53,476	2,545,458

TOTAL COMMON STOCKS
(cost $32,459,694)		33,462,337

TOTAL INVESTMENTS — 99.6%
(cost $325,812,228)		345,114,320
Other assets in excess of liabilities — 0.4%		1,309,115

NET ASSETS — 100.0%		$346,423,435

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$33,462,337	$—	$—
Affiliated Mutual Funds	311,651,983	—	—

	$345,114,320	$—	$—
Other Financial Instruments*	—	—	—

Total	$345,114,320	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Investment Type
Large / Mid-Cap Value	32.7%
Large / Mid-Cap Growth	21.8
Money Market	10.2
Exchange Traded Funds	9.6
Core Bonds	8.1
International Growth	4.6
Small-Cap Growth	4.0
International Value	3.7
Small-Cap Value	2.9
Global Bonds	2.0

99.6
Other assets in excess of liabilities	0.4

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Affiliated investments (cost $293,352,534)	$311,651,983
Unaffiliated investments (cost $32,459,694)	33,462,337
Cash	4,384,099
Receivable for investments sold	4,976,185
Receivable for fund share sold	1,306,528
Dividends receivable	8,208
Prepaid expenses	1,412

Total Assets	355,790,752

LIABILITIES:
Payable for investments purchased	9,266,598
Advisory fees payable	59,342
Accrued expenses and other liabilities	40,257
Affiliated transfer agent fee payable	912
Payable for fund share repurchased	208

Total Liabilities	9,367,317

NET ASSETS	$346,423,435

Net assets were comprised of:
Paid-in capital	$325,568,398
Retained earnings	20,855,037

Net assets, December 31, 2009	$346,423,435

Net asset value and redemption price per share,
$346,423,435 / 39,373,864 outstanding shares
of beneficial interest	$8.80

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Affiliated dividend income	$1,671,924
Unaffiliated dividend income
(net of $77 foreign withholding tax)	557,902

2,229,826

EXPENSES
Advisory fees	502,856
Custodian and accounting fees	53,000
Audit fee	26,000
Transfer agent’s fees and expenses
(including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	12,000
Trustees’ fees	7,000
Legal fees and expenses	5,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 7)	2,352
Insurance expenses	2,000
Miscellaneous	6,603

Total expenses	634,811
Less: advisory fee waiver and/or expense reimbursement	(16,335)

Net expenses	618,476

NET INVESTMENT INCOME	1,611,350

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on:
Investment transactions
(including affiliated $10,003,001)	12,103,555
Net capital gain distribution received
(including affiliated $771,863)	771,863

12,875,418

Net change in unrealized appreciation (depreciation)
on investments (including affiliated $22,512,251)	23,383,948

NET GAIN ON INVESTMENTS	36,259,366

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$37,870,716

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,611,350	$556,004
Net realized gain (loss) on investment transactions	12,875,418	(12,931,552)
Net change in unrealized appreciation (depreciation) on investments	23,383,948	(4,002,331)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,870,716	(16,377,879)

DISTRIBUTIONS	(558,275)	(43,798)

FUND SHARE TRANSACTIONS:
Fund share sold [35,244,099 and 16,169,793 shares, respectively]	277,618,212	139,310,292
Fund share issued in reinvestment of distributions [72,035 and 4,635 shares, respectively]	558,275	43,798
Fund share repurchased [3,867,675 and 8,749,866 shares, respectively]	(26,871,636)	(70,148,281)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	251,304,851	69,205,809

TOTAL INCREASE IN NET ASSETS	288,617,292	52,784,132
NET ASSETS:
Beginning of year	57,806,143	5,022,011

End of year	$346,423,435	$57,806,143

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.5%		Value
COMMON STOCKS — 96.8%	Shares	(Note 2)

Argentina — 0.8%
Banco Macro SA, ADR	19,190	$571,094
BBVA Banco Frances SA, ADR	9,785	61,548
Cresud SACIF y A, ADR(g)	75,301	1,082,828
Grupo Financiero Galicia SA, ADR*	39,330	226,541
IRSA Inversiones y Representaciones SA, GDR(g)	12,880	122,360
MercadoLibre, Inc.*	20,900	1,084,083
Petrobras Energia SA (Class B Stock)(g)	48,072	76,429
Petrobras Energia SA, ADR	53,844	841,582
Telecom Argentina SA, ADR*	39,230	659,849
Transportadora de Gas
del Sur SA, ADR(g)	68,030	198,648

		4,924,962

Botswana — 0.7%
Barclays Bank of Botswana Ltd.(g)	272,230	271,532
Botswana Insurance Holdings Ltd.(g)	425,050	701,800
First National Bank of Botswana(g)	2,613,280	977,051
Letshego Holdings Ltd.(g)	240,010	554,034
Sechaba Breweries Ltd.(g)	600,634	1,158,493
Standard Chartered Bank Botswana Ltd.(g)	245,110	588,656

		4,251,566

Brazil — 6.3%
AES Tiete SA (PRFC Shares)	14,800	170,017
All America Latina Logistica SA	41,100	384,796
American Banknote SA	13,900	150,896
Anhanguera Educacional Participacoes SA*	16,600	237,129
B2W Cia Global Do Varejo	6,000	164,733
Banco Bradesco SA (PRFC Shares)	80,500	1,682,131
Banco do Brasil SA	27,700	472,539
Banco Nossa Caixa SA	3,500	135,577
Banco Santander Brasil SA	31,000	425,560
BM&F BOVESPA SA	107,199	754,272
BR Malls Participacoes SA*	17,100	211,172
Bradespar SA (PRFC Shares)	11,600	256,719
Braskem SA (PRFC A Shares)*	8,000	64,698
BRF – Brasil Foods SA	42,030	1,095,291
Brookfield Incorporacoes SA	44,000	197,128
Centrais Eletricas Brasileiras SA (PRFC B Shares)	45,600	830,805
Cia Brasileira de Distribuicao Grupo
Pao de Acucar (PRFC Shares)	8,978	335,296
Cia de Bebidas das Americas
(PRFC Shares)	17,144	1,718,339
Cia de Concessoes Rodoviarias	13,000	297,858
Cia de Saneamento Basico do
Estado de Sao Paulo	8,200	161,928
Cia de Saneamento de Minas
Gerais-COPASA	18,200	347,588
Cia de Transmissao de Energia
Eletrica Paulista (PRFC Shares)	5,051	150,137
Cia Energetica de Minas Gerais
(PRFC Shares)	30,975	562,211
Cia Energetica de Sao Paulo
(PRFC B Shares)	32,400	447,198
Cia Paranaense de Energia
(PRFC B Shares)	13,200	280,832
Cia Siderurgica Nacional SA	20,500	659,391
Cielo SA	69,700	614,129
Cosan SA Industria e Comercio*	11,400	167,628
CPFL Energia SA	9,600	194,702
Cyrela Brazil Realty SA	17,500	246,266
Diagnosticos da America SA	2,600	85,109
Duratex SA	11,959	111,279
EDP – Energias do Brasil SA	13,300	256,298
Eletropaulo Metropolitana
Eletricidade de Sao Paulo SA
(PRFC B Shares)	9,000	178,346
Empresa Brasileira de
Aeronautica SA	66,900	365,433
Fertilizantes Fosfatados SA
(PRFC Shares)*	8,800	83,400
Fibria Celulose SA*	21,512	483,001
Gafisa SA	23,900	387,671
Gerdau SA (PRFC Shares)	38,300	641,046
Global Village Telecom Holding SA*	9,400	302,301
Hypermarcas SA*	14,000	321,654
Industrias Romi SA	6,000	40,425
Investimentos Itau SA
(PRFC Shares)	185,067	1,259,646
Itau Unibanco Holding SA
(PFRC Shares)	118,572	2,635,009
JBS SA	39,200	209,847
LLX Logistica SA*	50,000	290,350
Localiza Rent A Car	14,900	165,346
Lojas Americanas SA
(PRFC Shares)	54,400	485,257
Lojas Renner SA	10,900	246,048
Lupatech SA*	12,400	193,372
Marfrig Alimentos SA	9,840	108,065
Metalurgica Gerdau SA
(PRFC Shares)	19,100	383,097
MRV Engenharia e Participacoes SA	35,700	289,127
Natura Cosmeticos SA	22,300	465,085
NET Servicos de Comunicacao SA
(PRFC Shares)*	16,500	227,455
OGX Petroleo e Gas
Participacoes SA	30,000	294,658
PDG Realty SA Empreendimentos
e Participacoes	43,800	436,490
Petroleo Brasileiro SA
(PRFC Shares)	268,600	5,660,502
Randon Participacoes SA
(PRFC Shares)	6,600	59,063
Redecard SA	46,600	776,221
Rossi Residencial SA	28,400	249,581
Souza Cruz SA	7,500	248,822
Suzano Papel e Celulose SA
(PRFC Shares)	4,300	50,632
Tam SA (PRFC Shares)	15,000	329,207

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Brazil (cont’d.)
Tele Norte Leste Participacoes SA
(PRFC Shares)	36,600	$779,931
Telecomunicacoes de Sao Paulo SA
(PRFC Shares)	6,500	162,556
Telemar Norte Leste SA
(PRFC A Shares)	3,800	135,783
Tim Participacoes SA
(PRFC Shares)	77,000	226,445
Totvs SA	10,300	698,105
Tractebel Energia SA	18,000	222,596
Transmissora Alianca de Energia
Eletrica SA	1,900	40,772
Ultrapar Participacoes SA
(PRFC Shares)	12,600	579,774
Usinas Siderurgicas de Minas
Gerais SA (PRFC A Shares)	14,400	408,510
Vale SA (PRFC A Shares)	185,400	4,493,900
Vivo Participacoes SA
(PRFC Shares)	17,775	556,222
Weg SA	51,900	548,512

		40,588,915

Bulgaria — 0.4%
Bulgarian American Credit Bank JSCO*(g)	23,904	297,495
CB First Investment Bank AD*(g)	155,563	258,412
Central Cooperative Bank AD*	87,402	82,288
Chimimport AD*(g)	265,946	521,097
Corporate Commercial Bank AD*(g)	3,940	165,242
Industrial Holding Bulgaria PLC*(g)	54,384	69,285
MonBat AD*(g)	48,227	229,378
Olovno Tzinkov Komplex AD*(g)	9,086	95,913
Petrol AD*(g)	90,727	466,279
Sopharma AD Sofia*(g)	197,237	571,151

		2,756,540

Chile — 3.1%
Administradora de Fondos de
Pensiones Provida SA	90,800	273,411
Administradora de Fondos de
Pensiones Provida SA, ADR	8,500	385,475
AES Gener SA	755,000	340,713
Almendral SA	2,494,900	258,118
Antarchile SA	30,450	558,055
Banco de Chile	8,571,876	768,082
Banco de Credito e Inversiones	24,039	802,911
Banco Santander Chile	18,480,750	1,116,238
Banmedica SA	148,000	160,410
CAP SA	20,400	601,005
Centros Comerciales
Sudamericanos SA	298,900	1,011,353
Cia Cervecerias Unidas SA, ADR	6,600	257,532
Cia General de Electricidad	38,850	262,598
Cia Sudamericana de
Vapores SA*	352,826	257,606
Colbun SA	2,009,050	512,705
Embotelladora Andina SA, ADR
(Class B Stock)	9,950	202,980
Empresa Nacional de
Electricidad SA	698,450	1,183,697
Empresa Nacional de
Telecomunicaciones SA	30,850	446,715
Empresas CMPC SA	29,612	1,178,761
Empresas COPEC SA	131,400	1,965,368
Empresas La Polar SA	101,800	580,347
Enersis SA	2,377,400	1,084,576
Enersis SA, ADR	6,500	148,590
Grupo Security SA(g)	692,880	200,853
Inversiones Aguas
Metropolitanas SA	92,500	111,011
Lan Airlines SA, ADR	38,550	642,628
Madeco SA, ADR	44,800	275,520
Minera Valparaiso SA	3,281	103,451
Parque Arauco SA	181,800	207,792
Ripley Corp. SA	192,000	161,523
SACI Falabella	276,100	1,629,559
Salfacorp SA	107,000	183,236
Sociedad de Inversiones
Pampa Calichera SA
(Class A Stock)	207,000	358,971
Sociedad Matriz Banco de Chile
(Class B Stock)	1,875,600	247,604
Sociedad Quimica y Minera de
Chile SA, ADR	21,800	819,026
Sonda SA	219,450	341,641
Vina Concha y Toro SA	76,150	168,822
Vina Concha y Toro SA, ADR	4,800	199,728

		20,008,611

China — 6.5%
Agile Property Holdings Ltd.	158,000	229,354
Air China Ltd. (Class H Stock)*	346,000	268,232
Alibaba.com Ltd.	100,500	231,693
Aluminum Corp. of China Ltd.
(Class H Stock)*	270,000	294,118
Angang Steel Co. Ltd.
(Class H Stock)	106,000	231,144
Anhui Conch Cement Co. Ltd.
(Class H Stock)	34,000	217,259
Baidu, Inc., ADR*	2,100	863,583
Bank of China Ltd. (Class H Stock)	2,632,000	1,414,414
Bank of Communications Co. Ltd.
(Class H Stock)	173,000	198,973
Beijing Capital International Airport
Co. Ltd. (Class H Stock)*	342,000	224,561
Beijing Enterprises Holdings Ltd.	48,000	347,652
BOE Technology Group Co. Ltd.
(Class B Stock)*	576,700	170,669
BYD Co. Ltd. (Class H Stock)*	30,000	262,973
Chaoda Modern Agriculture
Holdings Ltd.	267,520	284,773
China Agri-Industries Holdings Ltd.	92,000	120,199
China Citic Bank (Class H Stock)	345,000	292,031
China Coal Energy Co.
(Class H Stock)	253,000	459,087

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

China (cont’d.)
China Communications Construction
Co. Ltd. (Class H Stock)	319,000	$303,103
China Communications Services
Corp. Ltd. (Class H Stock)	232,000	113,564
China Construction Bank Corp.
(Class H Stock)	1,552,000	1,325,635
China COSCO Holdings Co. Ltd.
(Class H Stock)	296,000	360,283
China Dongxiang Group Co.	550,000	424,373
China Eastern Airlines Corp. Ltd.*	500,000	177,494
China Green Holdings Ltd.	48,000	45,455
China High Speed Transmission
Equipment Group Co Ltd.	90,000	218,517
China Hongxing Sports Ltd.	1,094,000	145,976
China International Marine Containers
Co. Ltd. (Class B Stock)	185,700	232,838
China Life Insurance Co. Ltd.
(Class H Stock)	347,000	1,697,966
China Medical Technologies, Inc.,
ADR	5,500	77,275
China Mengniu Dairy Co. Ltd.*	185,000	657,640
China Merchants Bank Co. Ltd.
(Class H Stock)	261,300	679,877
China Merchants Holdings
International Co. Ltd.	58,000	187,104
China Mobile Ltd.	430,500	4,005,591
China National Building Material
Co. Ltd. (Class H Stock)	76,000	156,149
China Oilfield Services Ltd.
(Class H Stock)	128,000	151,817
China Overseas Land &
Investment Ltd.	204,720	428,947
China Petroleum & Chemical Corp.
(Class H Stock)	990,000	872,233
China Railway Construction Corp.
(Class H Stock)	108,200	137,874
China Railway Group Ltd.
(Class H Stock)*	412,000	318,215
China Resources Enterprise Ltd.	72,000	261,567
China Resources Land Ltd.	106,000	238,601
China Resources Power Holdings
Co. Ltd.	147,400	292,004
China Shanshui Cement Group Ltd.	250,000	181,480
China Shenhua Energy Co. Ltd.
(Class H Stock)	144,000	699,020
China Shipping Container Lines
Co. Ltd. (Class H Stock)*	604,000	215,409
China Shipping Development Co.
Ltd. (Class H Stock)	68,000	101,131
China Southern Airlines Co. Ltd.
(Class H Stock)*	632,000	195,522
China Telecom Corp. Ltd.
(Class H Stock)	1,298,000	536,745
China Travel International Investment
Hong Kong Ltd.	690,000	204,930
China Unicom Hong Kong Ltd.	464,052	608,959
China Vanke Co. Ltd.
(Class B Stock)	269,760	337,074
China Yurun Food Group Ltd.	54,000	160,188
China Zhongwang Holdings Ltd.*	172,400	137,324
Chongqing Changan Automobile
Co. Ltd. (Class B Stock)	113,880	115,110
CITIC Pacific Ltd.	124,000	331,182
CNOOC Ltd.	886,000	1,380,337
CNPC Hong Kong Ltd.	230,000	303,312
COSCO Pacific Ltd.	158,000	200,517
Country Garden Holdings Co.	415,000	153,569
Ctrip.com International Ltd., ADR*	7,600	546,136
Datang International Power
Generation Co. Ltd.
(Class H Stock)	372,000	159,021
Denway Motors Ltd.	542,000	342,401
Dongfeng Motor Group Co. Ltd.
(Class H Stock)	354,000	505,500
Focus Media Holding Ltd., ADR*	19,300	305,905
Foxconn International Holding Ltd.*	220,000	253,265
Global Bio-Chem Technology
Group Co. Ltd.	760,000	186,072
Golden Eagle Retail Group Ltd.	74,000	150,102
Guangdong Investment Ltd.	340,000	197,579
Guangzhou R&F Properties Co. Ltd.
(Class H Stock)	99,600	173,723
Guangzhou Shipyard International
Co. Ltd. (Class H Stock)	68,000	114,891
Harbin Power Equipment Co. Ltd.
(Class H Stock)	44,000	38,931
Huaneng Power International, Inc.
(Class H Stock)	296,000	165,732
Industrial & Commercial Bank of
China Ltd. (Class H Stock)	2,221,000	1,829,134
Inner Mongolia Eerduosi Cashmere
Products Co. Ltd. (Class B Stock)	133,600	107,682
Inner Mongolia Yitai Coal Co.
(Class B Stock)	10,200	88,220
Jiangsu Expressway Co. Ltd.
(Class H Stock)	90,000	80,008
Jiangxi Copper Co. Ltd.
(Class H Stock)	92,000	215,156
Kingboard Chemical Holdings Ltd.	44,500	175,326
Konka Group Co. Ltd.
(Class B Stock)	161,000	78,627
Lenovo Group Ltd.	294,000	182,198
Li Ning Co. Ltd.	88,500	335,576
Maanshan Iron & Steel
(Class H Stock)*	92,000	66,654
Metallurgical Corp. of China Ltd.*	375,000	221,999
Mindray Medical International
Ltd., ADR	5,200	176,384
Netease.com, ADR*	8,700	327,207
New Oriental Education & Technology
Group, Inc., ADR*	4,900	370,489
Nine Dragons Paper Holdings Ltd.	150,000	239,260
Parkson Retail Group Ltd.	171,000	300,911
PetroChina Co. Ltd. (Class H Stock)	1,176,000	1,398,087
PICC Property & Casualty Co. Ltd.
(Class H Stock)*	284,000	254,135

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

China (cont’d.)
Ping An Insurance Group Co. of
China Ltd. (Class H Stock)	61,500	$534,753
Ports Design Ltd.	20,000	61,665
Semiconductor Manufacturing
International Corp.*	3,851,000	247,688
Shanda Interactive Entertainment
Ltd., ADR*	2,000	105,220
Shandong Chenming Paper
Holdings Ltd. (Class B Stock)	60,400	45,035
Shandong Weigao Group Medical
Polymer Co. Ltd. (Class H Stock)	44,000	146,640
Shanghai Electric Group Co. Ltd.
(Class H Stock)	458,000	210,589
Shanghai Haixin Group Co.
(Class B Stock)*	451,500	196,402
Shanghai Industrial Holdings Ltd.	31,000	157,239
Shanghai Jin Jiang International Hotels Group Co. Ltd.
(Class H Stock)	210,000	60,215
Shanghai Zhenhua Heavy Industry
Co. Ltd. (Class B Stock)	188,110	159,517
Shimao Property Holdings Ltd.	32,000	59,996
Sina Corp.*	2,000	90,360
Sino-Ocean Land Holdings Ltd.	185,000	169,863
Sinopec Shanghai Petrochemical
Co. Ltd. (Class H Stock)*	240,000	94,266
Sohu.com, Inc.*	1,000	57,280
Suntech Power Holdings Co. Ltd.,
ADR*	8,800	146,344
Tencent Holdings Ltd.	52,900	1,144,106
Tingyi Cayman Islands Holding
Corp.	254,000	628,523
Tsingtao Brewery Co. Ltd.
(Class H Stock)	34,000	188,070
Want Want China Holdings Ltd.	530,400	370,396
Weichai Power Co. Ltd.
(Class H Stock)	23,000	184,464
Wumart Stores, Inc.
(Class H Stock)	137,000	215,942
Yangzijiang Shipbuilding
Holdings Ltd.	113,000	96,516
Yantai Changyu Pioneer Wine Co.
(Class B Stock)	9,100	80,632
Yanzhou Coal Mining Co. Ltd.
(Class H Stock)	112,000	244,958
Zhejiang Expressway Co. Ltd.
(Class H Stock)	174,000	160,326
Zhejiang Southeast Electric
Power Co.*	275,000	193,875
Zijin Mining Group Co. Ltd.
(Class H Stock)	286,000	271,094
ZTE Corp. (Class H Stock)	50,960	313,312

		41,704,219

Colombia — 0.7%
Almacenes Exito SA	27,155	258,619
BanColombia SA, ADR	12,700	577,977
Cementos Argos SA	37,500	197,802
Cia Colombiana de Inversiones SA	5,800	145,035
Corp Financiera Colombiana SA	17,000	193,123
Ecopetrol SA	488,700	593,123
Empresa de Telecomunicaciones de
Bogota	333,000	187,846
Grupo Aval Acciones y Valores	585,600	220,226
Grupo Nacional de Chocolates SA	64,900	665,641
Interconexion Electrica SA	102,000	646,623
Inversiones Argos SA	38,600	358,193
Isagen SA ESP	187,200	201,143
Suramericana de Inversiones SA	33,500	401,509

		4,646,860

Croatia — 0.7%
Adris Grupa dd (PRFC Shares)(g)	10,693	539,047
Atlantska Plovidba dd(g)	2,227	409,858
Dalekovod dd*	3,870	242,038
Ericsson Nikola Tesla(g)	315	81,916
Hrvatske telekomunikacije dd(g)	36,970	1,984,269
INA Industrija Nafte dd*(g)	1,316	420,820
Institut Gradevinarstva Hrvatske dd	360	180,081
Koncar-Elektroindustrija dd*(g)	1,788	148,333
Petrokemija dd*(g)	8,297	216,562
Podravka dd*(g)	3,000	173,897
Privredna Banka Zagreb dd*(g)	660	72,242
VIRO Tvornica Secera*	435	30,252

		4,499,315

Czech Republic — 1.5%
CEZ A/S	87,650	4,115,459
Komercni Banka A/S	12,550	2,689,189
New World Resources NV
(Class A Stock)	122,050	1,073,159
Pegas Nonwovens SA	12,837	312,204
Philip Morris CR A/S	600	288,924
Telefonica O2 Czech Republic A/S	44,600	1,017,597
Unipetrol*	69,300	526,719

		10,023,251

Egypt — 1.6%
Al Ezz Steel Rebars SAE	145,920	456,846
Alexandria Mineral Oils Co.	4,500	30,948
Arab Cotton Ginning*	354,700	263,374
Commercial International Bank	96,100	954,990
Delta Sugar Co.	14,539	48,998
Eastern Tobacco	12,520	259,546
Egyptian Co. for Mobile Services	13,490	590,650
Egyptian Financial & Industrial Co.	37,180	141,008
Egyptian Financial Group-Hermes
Holding	133,940	609,902
Egyptian for Tourism Resorts*	1,148,217	344,268
Egyptian International
Pharmaceutical Industrial Co.	14,300	88,306
Egyptian Kuwaiti Holding Co.	206,274	406,360
Egyptian Media Production City*	128,835	115,896
El Ezz Aldekhela Steel Alexandria	980	134,369
ElSwedy Cables Holding Co.	29,510	363,424
Ghabbour Auto*	39,000	173,730
SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Egypt (cont’d.)
Maridive & Oil Services SAE	99,440	$386,822
Medinet Nasr Housing	17,100	87,473
Misr Beni Suef Cement Co.(g)	7,820	180,412
National Societe Generale
Bank SAE	28,850	154,637
Nile Cotton Ginning*	37,500	88,998
Olympic Group Financial
Investments	30,000	149,125
Orascom Construction Industries	33,380	1,512,672
Orascom Telecom Holding SAE	217,590	994,989
Palm Hills Developments SAE*	75,000	103,017
Pioneers Holding	107,500	123,398
Sidi Kerir Petrochemcials Co.	134,010	249,605
Six of October Development
& Investment*	13,658	196,818
South Valley Cement*	242,068	301,916
Suez Cement	16,000	128,373
Talaat Moustafa Group*	150,500	189,314
Telecom Egypt	138,450	455,305

		10,285,489

Estonia — 0.7%
AS Nordecon International(g)	60,000	135,899
Merko Ehitus A/S(g)	72,300	521,893
Norma A/S(g)	79,100	444,520
Olympic Entertainment
Group A/S*(g)	784,536	866,897
Tallink Group Ltd. A/S*	3,448,200	1,824,510
Tallinna Kaubamaja A/S(g)	93,928	483,656
Tallinna Vesi A/S (Class A Stock)(g)	21,500	307,240

		4,584,615

Ghana — 0.2%
CAL Bank Ltd.(g)	1,140,075	159,256
Ghana Commercial Bank Ltd.(g)	1,190,800	615,465
Standard Chartered Bank/Ghana(g)	13,000	272,394

		1,047,115

Hungary — 1.6%
Egis Gyogyszergyar Nyrt	2,550	253,619
Magyar Telekom
Telecommunications PLC	479,490	1,859,695
MOL Hungarian Oil and Gas Nyrt*	28,330	2,553,561
OTP Bank PLC*	124,350	3,562,553
Richter Gedeon Nyrt	9,300	2,110,984

		10,340,412

India — 6.4%
ABB Ltd.	9,590	157,721
ACC Ltd.	3,800	71,089
Adani Enterprises Ltd.	23,400	217,151
Aditya Birla Nuvo Ltd.	9,400	176,147
Ambuja Cements Ltd.	70,000	156,327
Amtek Auto Ltd.	30,090	112,028
Asian Paints Ltd.	2,700	104,150
Axis Bank Ltd.	18,900	399,122
Bajaj Auto Ltd.	8,000	301,246
Bajaj Hindusthan Ltd.	39,400	190,323
Balrampur Chini Mills Ltd.	75,700	214,664
Bank of Baroda	18,000	198,145
Bank of India	34,700	285,713
Bharat Forge Ltd.	11,000	64,164
Bharat Heavy Electricals Ltd.	12,720	654,827
Bharat Petroleum Corp. Ltd.	13,600	185,550
Bharti Airtel Ltd.	282,480	1,995,938
Biocon Ltd.	11,400	67,251
Bosch Ltd.	800	79,444
Cairn India Ltd.*	52,880	318,949
CESC Ltd.	25,000	206,764
Cipla Ltd.	51,810	371,614
Colgate-Palmolive India Ltd.	7,200	101,851
Container Corp. of India	9,900	277,894
Crompton Greaves Ltd.	13,400	122,711
Dabur India Ltd.	26,400	89,613
Divi’s Laboratories Ltd.	10,000	145,107
DLF Ltd.	45,330	348,390
Dr. Reddys Laboratories Ltd.	15,800	386,917
Educomp Solutions Ltd.	13,000	198,763
Essar Oil Ltd.*	53,050	157,978
GAIL India Ltd., GDR	10,055	532,915
Glenmark Pharmaceuticals Ltd.	14,090	83,242
GMR Infrastructure Ltd.*	219,500	313,415
Gujarat State Petronet Ltd.	95,000	196,423
GVK Power & Infrastructure Ltd.*	144,300	143,434
HCL Technologies Ltd.	9,300	73,881
HDFC Bank Ltd., ADR	5,210	677,717
Hero Honda Motors Ltd.	13,900	511,253
Hindalco Industries Ltd., GDR,
144A*	37,400	129,273
Hindustan Petroleum Corp Ltd.	25,000	209,048
Hindustan Unilever Ltd.	153,200	868,272
Housing Development & Infrastructure Ltd.*	32,657	251,644
Housing Development Finance Corp.	24,100	1,378,882
ICICI Bank Ltd., ADR	34,080	1,285,157
Idea Cellular Ltd.*	120,260	149,012
Indiabulls Financial Services Ltd.	47,800	128,628
Indiabulls Real Estate Ltd.*	57,100	277,271
Indiabulls Securities Ltd.	258,300	189,256
Indian Hotels Co. Ltd.	108,000	237,419
Indian Oil Corp. Ltd.	55,600	363,620
Infosys Technologies Ltd., ADR	46,930	2,593,821
Infrastructure Development Finance
Co. Ltd.	88,970	293,704
ITC Ltd., GDR*	125,980	679,077
IVRCL Infrastructures &
Projects Ltd.	23,100	172,829
Jaiprakash Associates Ltd.	77,505	243,389
Jindal Steel & Power Ltd.	42,160	634,266
JSW Steel Ltd.	12,500	271,062
Kotak Mahindra Bank Ltd.	23,100	397,985
Lanco Infratech Ltd.*	23,700	291,912
Larsen & Toubro Ltd., GDR	21,462	775,422
LIC Housing Finance Ltd.	15,000	258,093
Lupin Ltd.	8,000	252,708
Mahindra & Mahindra Ltd., GDR	19,730	453,790

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

India (cont’d.)
Maruti Suzuki India Ltd.	12,590	$419,950
Mphasis Ltd.	13,300	205,889
Mundra Port & Special Economic
Zone Ltd.	13,500	160,208
Nestle India Ltd.	3,000	163,927
NTPC Ltd.	177,300	895,578
Oil & Natural Gas Corp. Ltd.	45,230	1,141,172
Patni Computer Systems Ltd.	23,500	243,193
Piramal Healthcare Ltd.	27,100	215,675
Power Grid Corp. of India Ltd.	116,290	273,266
Punj Lloyd Ltd.	36,100	157,490
Ranbaxy Laboratories Ltd., GDR*	14,830	161,647
Reliance Capital Ltd.	24,100	441,821
Reliance Communications Ltd.	147,900	544,099
Reliance Industries Ltd.	21,740	507,973
Reliance Industries Ltd., GDR, 144A	70,500	3,278,250
Reliance Infrastructure Ltd.	22,950	563,953
Reliance Natural Resources Ltd.*	121,270	180,097
Reliance Power Ltd.*	129,530	428,932
Satyam Computer Services Ltd.*	61,700	129,730
Sesa Goa Ltd.	42,000	368,380
Shree Renuka Sugars Ltd.	40,500	192,826
Siemens India Ltd.	5,000	62,250
State Bank of India Ltd., GDR	7,070	689,452
Steel Authority of India Ltd.	62,400	322,119
Sterlite Industries India Ltd.	15,580	287,433
Sun Pharmaceutical Industries Ltd.	14,790	478,107
Suzlon Energy Ltd.*	91,000	175,511
Tata Chemicals Ltd.	34,200	235,496
Tata Communications Ltd.	18,000	129,712
Tata Consultancy Services Ltd.	50,460	813,576
Tata Motors Ltd., ADR	24,490	412,901
Tata Power Co. Ltd.	22,640	666,208
Tata Steel Ltd.	19,490	257,116
Tata Tea Ltd.	3,600	72,663
Tata Teleservices Maharashtra Ltd.*	253,600	144,593
Titan Industries Ltd.	2,100	63,925
Torrent Power Ltd.	28,000	193,228
Unitech Ltd.	201,190	353,793
United Phosphorus Ltd.	18,400	68,319
United Spirits Ltd.	10,010	269,521
Videocon Industries Ltd.	38,300	196,997
Wipro Ltd.	34,200	497,456
Yes Bank Ltd.*	45,000	255,898
Zee Entertainment Enterprises Ltd.	55,100	302,038

		41,297,739

Indonesia — 3.1%
Adaro Energy PT	3,905,600	713,945
AKR Corporindo Tbk PT	3,296,000	402,494
Aneka Tambang Tbk PT	860,000	200,651
Astra Agro Lestari Tbk PT	95,500	229,842
Astra International Tbk PT	609,500	2,240,763
Bakrie and Brothers Tbk PT*	42,145,500	377,506
Bakrie Sumatera Plantations
Tbk PT	5,068,500	308,367
Bakrieland Development Tbk PT*	9,500,000	194,369
Bank Central Asia Tbk PT	2,823,000	1,445,000
Bank Danamon Indonesia Tbk PT	852,500	408,027
Bank Mandiri Tbk PT	1,581,500	779,489
Bank Negara Indonesia
Persero Tbk PT	1,537,500	322,184
Bank Pan Indonesia Tbk PT*	1,476,000	119,902
Bank Rakyat Indonesia	1,358,500	1,091,872
Barito Pacific Tbk PT*	1,361,500	192,061
Berlian Laju Tanker Tbk PT	380,000	26,174
Bumi Resources Tbk PT	5,835,000	1,485,671
Energi Mega Persada Tbk PT*	559,500	11,421
Indah Kiat Pulp & Paper
Corp. Tbk PT*	567,000	105,633
Indo Tambangraya Megah PT	121,500	410,699
Indocement Tunggal
Prakarsa Tbk PT	277,500	401,137
Indofood Sukses Makmur Tbk PT	1,850,000	695,208
Indosat Tbk PT	518,500	258,049
International Nickel
Indonesia Tbk PT	471,000	182,043
Kalbe Farma Tbk PT	2,730,000	374,026
Kawasan Industri Jababeka Tbk PT*	5,032,000	63,598
Lippo Karawaci Tbk PT*	3,963,500	212,307
Medco Energi Internasional Tbk PT	461,000	119,793
Perusahaan Gas Negara PT	3,051,500	1,260,961
Perusahaan Perkebunan London
Sumatra Indonesia Tbk PT	240,000	211,365
Semen Gresik Persero Tbk PT	439,000	349,652
Tambang Batubara Bukit
Asam Tbk PT	294,500	536,251
Telekomunikasi Indonesia Tbk PT	2,527,500	2,515,940
Unilever Indonesia Tbk PT	412,500	478,453
United Tractors Tbk PT	774,000	1,267,530

		19,992,383

Israel — 3.0%
Africa Israel Investments Ltd.*	5,700	71,110
Alvarion Ltd.*	10,500	37,292
Avner Oil & Gas Ltd.*	807,000	295,987
Bank Hapoalim BM*	184,670	803,262
Bank Leumi Le-Israel BM*	226,830	1,036,677
Bezeq Israeli Telecommunication
Corp. Ltd.	350,670	884,141
Cellcom Israel Ltd.	14,010	449,161
Ceragon Networks Ltd.*	20,500	240,670
Check Point Software Technologies*	32,045	1,085,685
Clal Industries & Investments	37,300	209,784
Clal Insurance*	8,543	184,670
Delek Group Ltd.	1,700	343,739
Delek Real Estate Ltd.*	—	—
Discount Investment Corp.	11,200	261,981
Elbit Systems Ltd.	4,585	296,608
EZchip Semiconductor Ltd.*	6,400	77,376
Frutarom Industries Ltd.	15,955	132,018
Gazit Globe Ltd.	6,250	61,102
Harel Insurance Investments
& Finances Ltd.*	5,920	293,424
Israel Chemicals Ltd.	119,085	1,563,715
Israel Corp. Ltd., (The)*	620	445,182

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Israel (cont’d.)
Israel Discount Bank Ltd.
(Class A Stock)*	98,975	$233,480
Isramco LP*	3,657,720	517,510
Koor Industries Ltd.	6,600	191,304
Makhteshim-Agan Industries Ltd.	77,125	366,268
Migdal Insurance & Financial
Holding Ltd.*	112,170	205,225
Mizrahi Tefahot Bank Ltd.*	28,885	263,685
Nice Systems Ltd.*	11,935	369,870
Oil Refineries Ltd.*	290,300	146,945
Ormat Industries	6,410	58,170
Osem Investment Ltd.	13,650	190,080
Partner Communications Co. Ltd.	20,945	424,531
Paz Oil Co. Ltd.*	1,500	218,813
Shufersal Ltd.	14,320	72,866
Strauss Group Ltd.	8,700	129,660
Teva Pharmaceutical Industries Ltd.,
ADR	125,450	7,047,781

		19,209,772

Jordan — 0.7%
Arab Bank PLC(g)	129,345	2,212,172
Arab Potash Co.(g)	16,453	842,304
Capital Bank of Jordan*	57,550	126,850
Dar Al Dawa Development
& Investment Co. Ltd.(g)	10,200	54,045
Jordan Petroleum Refinery Co.	23,810	228,137
Jordan Phosphate Mines	10,240	259,368
Jordan Steel	23,700	79,834
Jordan Telecom	15,000	109,573
Jordanian Electric Power Co.	71,829	423,210
Middle East Complex for
Engineering Electric and Heavy
Industries PLC*(g)	14,500	30,183
Tameer Jordan Holdings PSC*	222,660	147,863
United Arab Investors*	260,300	158,631

		4,672,170

Kazakhstan — 0.8%
Eurasian Natural Resources Corp.	102,000	1,494,046
Kazakhmys PLC*	79,000	1,672,705
KazMunaiGas Exploration
Production, GDR	71,300	1,775,370

		4,942,121

Kenya — 0.7%
Athi River Mining Ltd.(g)	115,000	168,293
Bamburi Cement Co. Ltd.(g)	36,000	74,041
Barclays Bank of Kenya Ltd.(g)	141,500	83,949
CMC Holdings Ltd.(g)	230,000	34,417
East African Breweries Ltd.(g)	633,300	1,206,924
Equity Bank Ltd.(g)	3,977,000	752,405
KenolKobil Ltd. Group(g)	385,420	254,067
Kenya Airways Ltd.(g)	328,600	154,877
Kenya Commercial Bank Ltd.(g)	1,709,100	463,274
Kenya Electricity Generating
Co. Ltd.(g)	764,500	130,020
Safaricom Ltd.(g)	20,821,400	1,249,010
Standard Chartered Bank
Kenya Ltd.(g)	79,700	169,190

		4,740,467

Kuwait — 1.5%
Acico Industries Co. KSCC	80,000	108,692
Agility*	105,000	208,166
Al Ahli Bank of Kuwait(g)	55,000	99,634
Al Safat Investment Co.*	460,000	176,851
Al Safwa Group Co.*	800,000	139,284
Boubyan Bank KSC*	170,000	296,116
Boubyan Petrochemicals Co.	547,500	782,007
Burgan Bank*	160,250	189,810
Combined Group Contracting Co.	35,000	163,386
Commercial Bank of Kuwait	150,000	485,978
Commercial Real Estate Co.*	214,000	89,462
Global Investment House KSCC*	380,000	130,360
Gulf Bank KSC*	240,000	250,827
Gulf Cable & Electrical
Industries Co.,(g)	47,500	268,327
Kuwait Finance House	237,480	910,044
Kuwait Food Co.(g)	77,500	395,084
Kuwait International Bank*	240,000	152,222
Kuwait Investment Projects Co.
Holdings	140,000	234,698
Kuwait Portland Cement Co.	60,000	165,128
Kuwait Real Estate Co.*	560,000	133,319
Mabanee Co. SAKC*	109,500	266,891
Mena Holding Group*	90,000	106,602
Mobile Telecommunications Co.	495,000	1,758,927
National Bank of Kuwait	254,000	992,324
National Industries Group Holding*	767,500	813,309
National Investments Co.*	65,000	82,651
National Mobile
Telecommunication Co. KSC	30,000	160,948
National Real Estate Co.*	120,000	82,334
Sultan Center Food Products Co.*	290,000	212,905

		9,856,286

Latvia — 0.1%
Grindeks*(g)	52,160	397,439
Latvian Shipping Co.*(g)	332,621	268,893
Ventspils Nafta(g)	78,610	150,534

		816,866

Lebanon — 0.3%
Solidere (Class A Stock)(g)	41,200	987,976
Solidere, GDR	29,300	717,850

		1,705,826

Lithuania — 0.3%
Apranga PVA*(g)	78,286	89,514
Klaipedos Nafta PVA(g)	513,391	200,994
Lietuvos Dujos(g)	193,290	168,416
Lifosa PVA*(g)	24,700	285,905
Pieno Zvaigzdes(g)	111,220	135,152
Rokiskio Suris*(g)	145,010	179,650
Sanitas*(g)	42,960	169,588

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Lithuania (cont’d.)
Siauliu Bankas*(g)	441,602	$206,189
Ukio Bankas*(g)	1,643,591	726,195

		2,161,603

Malaysia — 3.1%
AirAsia Bhd*	339,600	136,339
Alliance Financial Group Bhd	249,000	196,048
AMMB Holdings Bhd	211,500	307,736
Astro All Asia Networks PLC	260,600	227,525
Axiata Group Bhd*	492,225	437,681
Batu Kawan Bhd	70,200	210,419
Berjaya Corp. Bhd	793,300	302,062
Berjaya Sports Toto Bhd	243,707	308,657
British American Tobacco
Malaysia Bhd	21,800	272,111
Bursa Malaysia Bhd	110,000	255,332
CIMB Group Holdings Bhd	176,900	661,977
Dialog Group Bhd	133,314	51,052
Digi.Com Bhd	49,800	319,225
EON Capital Bhd	125,000	249,098
Gamuda Bhd	746,400	565,410
Genting Bhd	423,800	903,322
Genting Malaysia Bhd	575,900	470,651
Genting Plantations Bhd	64,000	116,237
Hong Leong Bank Bhd	96,600	228,879
Hong Leong Financial Group Bhd	125,000	271,407
IGB Corp. Bhd*	109,000	63,250
IJM Corp. Bhd	290,640	379,172
IOI Corp. Bhd	539,946	859,780
Kencana Petroleum Bhd	103,600	72,919
KNM Group Bhd	2,310,000	514,652
Kuala Lumpur Kepong Bhd	79,100	380,366
Kulim Malaysia Bhd	67,000	147,345
Lafarge Malayan Cement Bhd	164,500	299,143
Lion Industries Corp. Bhd	748,000	296,692
Malayan Banking Bhd	423,450	845,732
Malaysia Airports Holdings Bhd	135,800	157,221
Malaysian Airline System Bhd*	68,600	54,311
Malaysian Bulk Carriers Bhd	53,000	49,728
Malaysian Resources Corp. Bhd*	123,000	48,861
Maxis Bhd	365,000	572,444
MISC Bhd(g)	194,900	478,037
MMC Corp. Bhd	347,200	245,505
Multi-Purpose Holdings Bhd	342,650	186,579
Parkson Holdings Bhd	99,889	154,584
Petra Perdana Bhd	302,200	127,431
Petronas Dagangan Bhd	119,900	304,652
Petronas Gas Bhd	76,000	218,997
PLUS Expressways Bhd	265,000	252,450
PPB Group Bhd	70,900	329,623
Public Bank Bhd	139,782	460,912
RHB Capital Bhd	41,000	63,275
SapuraCrest Petroleum Bhd	137,700	98,849
Shell Refining Co. Federation of
Malaya Bhd	33,200	102,005
Sime Darby Bhd	828,400	2,164,271
SP Setia Bhd	154,300	176,257
Ta Ann Holdings Bhd	26,600	37,263
TA Enterprise Bhd	559,400	114,633
TA Global Bhd*	335,640	43,621
TA Global Bhd (PFRC Shares)(g)	335,640	34,309
TAN Chong Motor Holdings Bhd	230,000	208,925
Tanjong PLC	40,000	196,385
Telekom Malaysia Bhd	299,700	267,311
Tenaga Nasional Bhd	322,400	788,716
Titan Chemicals Corp. Bhd*	602,100	213,433
Top Glove Corp. Bhd	68,500	201,086
UEM Land Holdings Bhd*	289,000	124,810
UMW Holdings Bhd	141,100	261,383
Wah Seong Corp. Bhd	378,400	258,673
WCT Berhad	252,100	190,769
YTL Corp. Bhd	102,714	218,613
YTL Power International Bhd	444,857	290,816
Zelan Bhd*	640,400	126,282

		20,173,239

Mauritius — 0.5%
Mauritius Commercial Bank(g)	266,400	1,227,274
Mauritius Development Invest Trust	300,000	45,470
Naiade Resorts Ltd.(g)	76,628	90,893
New Mauritius Hotels Ltd.(g)	289,017	1,271,405
Rogers & Co. Ltd.(g)	7,500	73,833
State Bank of Mauritius Ltd.(g)	166,800	439,186
Sun Resorts Ltd. (Class A Stock)(g)	155,200	352,843

		3,500,904

Mexico — 5.9%
Alfa SAB de CV (Class A Stock)	168,800	1,061,419
America Movil SAB de CV
(Class L Stock)	3,303,000	7,768,943
Axtel SAB de CV*	372,000	335,261
Banco Compartamos SA de CV	189,200	976,516
Bolsa Mexicana de Valores SA
de CV*	398,700	468,127
Carso Global Telecom SAB de CV*	106,900	476,564
Carso Infraestructura y
Construccion SAB de CV*	418,300	256,122
Cemex SAB de CV*	2,973,812	3,523,474
Coca-Cola Femsa SAB de CV
(Class L Stock)	37,600	247,668
Consorcio ARA SAB de CV*	319,500	222,248
Corp. GEO SAB de CV
(Class B Stock)*	131,800	350,002
Desarrolladora Homex SAB de CV*	47,800	268,194
Empresas ICA SAB de CV*	283,700	661,432
Fomento Economico
Mexicano SAB de CV	424,800	2,037,949
Grupo Aeroportuario del
Pacifico SAB de CV
(Class B Stock)	74,000	230,847
Grupo Aeroportuario del
Sureste SAB de CV
(Class B Stock)	39,800	206,241
Grupo Bimbo SAB de CV
(Class A Stock)	103,100	671,466
Grupo Carso SAB de CV
(Class A Stock)	262,900	804,053

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Mexico (cont’d.)
Grupo Elektra SAB de CV
(Class A Stock)	12,500	$602,928
Grupo Financiero Banorte SAB de CV
(Class O Stock)	725,000	2,614,699
Grupo Financiero Inbursa SAB de CV
(Class O Stock)	710,100	2,095,235
Grupo Mexico SAB de CV
(Class B Stock)	1,169,614	2,669,674
Grupo Modelo SAB de CV
(Class C Stock)*	100,700	558,846
Grupo Simec SAB de CV
(Class B Stock)*	59,400	164,778
Grupo Televisa SA	319,200	1,328,089
Impulsora del Desarrollo y el Empleo
en America Latina SAB de CV*	564,400	571,648
Industrias CH SAB de CV
(Class B Stock)*	97,200	341,411
Industrias Penoles SAB de CV	41,700	895,712
Kimberly-Clark de Mexico SAB de CV
(Class A Stock)	105,100	470,548
Mexichem SAB de CV	392,231	749,862
Organizacion Soriana SAB de CV
(Class B Stock)*	82,600	206,153
Promotora y Operadora de
Infraestructura SAB de CV*	27,800	62,264
Telefonos de Mexico SAB de CV	945,900	788,129
Telmex Internacional SAB de CV
(Class L Stock)	750,200	665,213
TV Azteca SAB de CV	444,600	240,618
Urbi Desarrollos Urbanos SAB
de CV*	129,000	290,896
Wal-Mart de Mexico SAB de CV
(Class V Stock)	507,600	2,262,122

		38,145,351

Morocco — 1.5%
Attijariwafa Bank	24,320	834,556
Banque Centrale Populaire	16,740	515,162
Banque Marocaine du Commerce
et de l’Industrie	1,355	159,175
Banque Marocaine du Commerce
Exterieur	47,460	1,594,344
Brasseries Maroc	300	128,741
Ciments du Maroc	1,332	317,612
Compagnie Generale Immobiliere	1,840	380,164
Cosumar	2,334	394,983
Credit Immobilier et Hotelier	4,661	186,734
Douja Promotion Groupe
Addoha SA	36,300	476,220
Holcim Maroc SA(g)	1,465	347,970
Lafarge Ciments(g)	2,630	472,161
Maroc Telecom	92,454	1,590,359
ONA SA(g)	7,930	1,292,039
Samir*	500	34,691
Societe Nationale d’Investissement	1,693	355,300
Sonasid	1,410	348,596

		9,428,807

Nigeria — 0.8%
Access Bank PLC	3,307,291	169,378
Afribank Nigeria PLC*	473,733	8,080
African Petroleum PLC(g)	363,264	81,779
Ashaka Cement PLC	474,716	37,018
Bank PHB PLC*(g)	10,483,894	92,567
Dangote Sugar Refinery PLC	2,798,880	283,881
Diamond Bank PLC	3,468,600	171,690
Ecobank Transnational, Inc.	2,309,467	232,334
First Bank of Nigeria PLC	6,009,464	564,769
First City Monument Bank PLC*	3,151,000	151,362
Flour Mills Nigeria PLC	95,700	23,045
Guaranty Trust Bank PLC	4,321,783	447,906
Guinness Nigeria PLC	269,800	229,641
Intercontinental Bank PLC*	4,200,900	45,144
Lafarge Cement WAPCO
Nigeria PLC	842,000	168,963
Nestle Foods Nigeria PLC	125,600	201,104
Nigerian Breweries PLC	1,526,300	541,300
Oando PLC	660,200	417,373
Oceanic Bank International PLC*	621,170	7,022
Skye Bank PLC*	6,394,300	234,814
UAC of Nigeria PLC	601,400	147,836
Unilever Nigeria PLC	349,300	43,114
Union Bank Nigeria PLC*	989,491	39,712
United Bank for Africa PLC*	4,886,972	353,039
Zenith Bank Ltd.*	4,130,050	377,787

		5,070,658

Oman — 0.8%
Al Maha Petroleum Products Marketing Co. LLC	3,000	78,953
Bank Dhofar SAOG(g)	283,376	538,116
Bank Muscat SAOG	457,450	967,193
Bank Sohar*	653,970	380,444
Dhofar International Development
& Investment Holding Co.	37,400	39,258
Galfar Engineering
& Contracting SAOG	236,850	355,593
National Bank of Oman Ltd.	56,037	46,605
Oman Cables Industry	26,280	99,263
Oman Cement Co.	36,544	70,642
Oman Flour Mills	167,400	277,154
Oman International Bank	170,900	131,450
Oman National Investment Corp.
Holdings*	122,350	162,731
Oman Telecommunications Co.	298,277	1,005,750
Ominvest	54,444	69,754
Raysut Cement Co.	95,338	368,744
Renaissance Hospitality Services	339,715	671,754

		5,263,404

Pakistan — 0.7%
Adamjee Insurance Co. Ltd.	53,350	78,008
Arif Habib Securities Ltd.*	43,750	25,563
Azgard Nine Ltd.*	528,024	130,182
Bank Alfalah Ltd.*	353,531	57,730
EFU General Insurance Ltd.	14,500	16,783
Engro Chemical Pakistan Ltd.	136,900	297,535

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Pakistan (cont’d.)
Fauji Fertilizer Co. Ltd.	164,587	$200,901
Habib Bank Ltd.	121,400	177,713
HUB Power Co.	923,500	340,378
Jahangir Siddiqui & Co. Ltd.	360,000	128,375
Lucky Cement Ltd.	94,500	74,374
MCB Bank Ltd.	270,780	705,425
National Bank of Pakistan	201,000	177,271
Nishat Mills Ltd.	594,000	492,388
Oil & Gas Development Co. Ltd.	332,000	435,488
Packages Ltd.*	49,000	83,676
Pakistan Oilfields Ltd.	55,800	152,706
Pakistan Petroleum Ltd.	151,480	340,576
Pakistan State Oil Co. Ltd.	48,200	170,016
Pakistan Telecommunication Co. Ltd.	1,307,700	273,714
SUI Southern Gas Co. Ltd.*(g)	205,000	32,649
United Bank Ltd.	385,380	267,127

		4,658,578

Peru — 1.6%
Alicorp SA	386,900	368,285
Cia de Minas Buenaventura SA,
ADR	76,100	2,547,067
Cia Minera Milpo SA	110,139	297,364
Credicorp Ltd.	36,450	2,807,379
Edegel SA(g)	468,930	201,271
Enersur SA(g)	37,500	157,321
Ferreyros SA	350,258	320,070
Grana y Montero SA	41,719	40,867
Minsur SA	82,000	188,750
Sociedad Minera Cerro Verde SA	9,640	224,612
Sociedad Minera el Brocal SA	15,900	242,160
Southern Copper Corp.	58,490	1,924,906
Volcan Cia Minera SAA
(Class B Stock)	616,964	764,531

		10,084,583

Philippines — 1.6%
Aboitiz Equity Ventures, Inc.	2,007,000	390,666
Aboitiz Power Corp.	1,125,000	209,074
Alliance Global Group, Inc.*	3,654,000	325,081
Atlas Consolidated Mining
& Development*	351,000	68,827
Ayala Corp.	72,400	472,356
Ayala Land, Inc.	1,537,600	371,598
Banco de Oro Unibank, Inc.	367,400	309,348
Bank of the Philippine Islands	371,580	383,778
Benpres Holdings Corp.*	2,000,000	151,193
Energy Development Corp.	2,305,000	233,048
Filinvest Land, Inc.	7,790,000	150,519
Globe Telecom, Inc.	11,280	221,836
Holcim Philippines, Inc.(g)	800,000	82,567
International Container Terminal
Services, Inc.	484,600	234,519
Jollibee Foods Corp.	200,100	237,069
Manila Electric Co.	170,800	753,844
Manila Water Co., Inc.	598,500	202,745
Megaworld Corp.	7,500,000	238,797
Metropolitan Bank & Trust	338,500	327,738
Philex Mining Corp.*	2,425,000	836,506
Philippine Long Distance
Telephone Co.	26,100	1,473,480
Robinsons Land Corp.	1,128,000	315,534
San Miguel Corp. (Class B Stock)(g)	327,000	487,518
SM Investments Corp.	131,130	924,956
SM Prime Holdings, Inc.	1,800,000	379,095
Universal Robina Corp.	913,000	319,121

		10,100,813

Poland — 3.2%
Agora SA*	44,800	348,365
AmRest Holdings NV*	9,300	265,298
Asseco Poland SA	55,800	1,222,220
Bank Handlowy w Warszawie SA*	12,200	295,507
Bank Millennium SA*	169,100	280,769
Bank Pekao SA*	33,000	1,852,828
Bank Zachodni WBK SA*	6,700	441,307
Bioton SA*	4,134,400	328,785
BRE Bank SA*	3,000	270,674
Budimex SA	12,200	310,088
Cersanit SA*	55,800	317,862
Ciech SA*	1,800	23,194
Cinema City International NV*	5,700	54,547
Cyfrowy Polsat SA	97,300	461,141
Dom Maklerski IDMSA*	145,000	119,955
Elektrobudowa SA	700	39,242
Eurocash SA	78,000	426,214
Getin Holding SA*	99,200	305,012
Globe Trade Centre SA*	33,700	301,025
Grupa Lotos SA*	24,700	272,306
Ing Bank Slaski SA*	1,000	270,741
KGHM Polska Miedz SA	36,100	1,330,761
Kopex SA*	29,700	267,961
LPP SA*	200	110,940
Mostostal Warszawa SA*	2,500	53,027
Mostostal Zabrze Holding SA*	66,400	91,376
Multimedia Polska SA*	140,000	340,936
Netia SA*	427,600	729,368
NG2 SA	11,000	185,759
Orbis SA*	15,400	238,323
PBG SA*	7,100	502,116
Polimex Mostostal SA	314,800	433,536
Polnord SA*	1,500	18,152
Polska Grupa Farmaceutyczna SA*	5,300	68,769
Polski Koncern Naftowy Orlen SA*	120,700	1,424,081
Polskie Gornictwo Naftowe I
Gazownictwo SA	251,400	331,741
Powszechna Kasa Oszczednosci
Bank Polski SA	188,800	2,490,796
Telekomunikacja Polska SA	516,700	2,857,073
TVN SA	134,600	669,103
Zaklad Przetworstwa Hutniczego
Stalprodukt SA	1,300	268,406
Zaklady Azotowe Pulawy SA*	6,300	171,359

		20,790,663

Qatar — 1.4%
Aamal Holding*	22,800	220,393
Barwa Real Estate Co.*	36,400	329,176

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Qatar (cont’d.)
Commercial Bank of Qatar	25,756	$436,870
Doha Bank QSC	26,100	335,856
Gulf International Services OSC	50,000	421,927
Industries Qatar	57,400	1,791,244
Masraf Al Rayan	137,900	509,481
Qatar Electricity & Water Co.	21,600	593,395
Qatar Fuel Co.	3,100	134,808
Qatar Gas Transport Co. Nakilat*	139,400	918,509
Qatar Insurance Co.	6,125	104,465
Qatar International Islamic Bank	20,200	252,554
Qatar Islamic Bank	27,200	579,246
Qatar National Bank SAQ	27,300	1,116,502
Qatar National Cement Co.	7,134	154,376
Qatar Navigation	15,240	269,944
Qatar Shipping Co.	19,500	173,171
Qatar Telecom Q-Tel QSC	25,500	1,017,691

		9,359,608

Romania — 0.7%
Antibiotice(g)	593,000	125,167
Banca Transilvania(g)	1,319,000	944,923
Biofarm Bucuresti*(g)	3,884,800	259,755
BRD-Groupe Societe Generale(g)	437,100	1,895,681
Impact Developer & Contractor SA*	224,930	53,105
Rompetrol Rafinare SA*	13,290,000	279,076
SNP Petrom SA*(g)	9,295,400	779,533
Transelectrica SA(g)	25,000	113,450

		4,450,690

Russia — 6.2%
Aeroflot – Russian Airlines OJSC	250,300	440,180
AK Transneft OAO (PRFC Shares)	50	42,000
AvtoVAZ*	220,000	108,319
Central Telecommunication Co.(g)	97,750	59,558
Cherepovets MK Severstal*	10,500	88,620
Cherepovets MK Severstal, GDR*	20,000	190,000
Comstar United
Telesystems OJSC, GDR	72,300	397,650
CTC Media, Inc.*	76,300	1,136,870
Evraz Group SA, GDR*	10,500	296,625
Gazprom Neft JSC, ADR	8,500	232,790
Gazprom OAO, ADR (XLON)	229,670	5,856,585
Gazprom OAO, ADR (XNYS)	66,400	1,663,320
Irkutsk Electric Networks JSC*	293,978	—
Irkutskenergo OJSC*	504,000	234,360
Kamaz*	63,900	136,459
LUKOIL OAO, ADR	42,900	2,458,170
Magnitogorsk Iron & Steel Works,
GDR*	19,700	222,610
Mechel, ADR	18,100	340,642
Mining & Metallurgical Co. Norilsk
Nickel, ADR (OTC)*	67,500	968,625
Mining & Metallurgical Co. Norilsk
Nickel, ADR (XLON)*	11,800	169,330
Mobile Telesystems OJSC	484,470	3,522,097
Mosenergo OAO*	3,650,000	399,091
Mosenergo OAO, ADR*	3,800	39,900
NovaTek OAO (Class S Stock)(g)	103,600	586,727
NovaTek OAO, GDR	5,500	363,000
Novolipetsk Steel OJSC, GDR*	11,400	349,980
OGK-3 OJSC*	684,200	33,375
OGK-4 OJSC*(g)	6,000,000	323,400
Pharmstandard, GDR*	10,200	208,998
PIK Group, GDR*	52,400	217,460
Polymetal, GDR*	12,000	110,040
Polyus Gold Co., ADR	6,600	183,150
Raspadskaya (Class S Stock)*	17,500	85,242
RBC Information Systems*	28,600	39,727
Rosneft Oil Co., GDR	190,400	1,637,440
Rostelecom, ADR	17,200	470,420
RusHydro*	15,800,000	595,660
Sberbank (Class S Stock)	1,957,170	5,497,691
Sberbank (PRFC Shares)
(Class S Stock)	386,000	887,924
Sberbank, GDR	2,720	764,048
Seventh Continent*(g)	5,600	42,695
Sistema JSFC*	1,239,250	983,927
SOLLERS*	4,400	62,158
Surgutneftegaz (PRFC Shares)	638,300	310,405
Surgutneftegaz, ADR	173,800	1,546,820
Tatneft, ADR	30,333	883,904
TGK-5*	90,278,000	35,209
TMK OAO, GDR*	16,300	292,259
Uralsvyazinform	1,400,000	36,498
Vimpel-Communications, ADR	67,820	1,260,774
VTB Bank OJSC	69,000,000	159,390
VTB Bank OJSC, GDR	257,700	1,216,344
X 5 Retail Group NV, GDR*	50,500	1,610,950

		39,799,416

Slovenia — 0.7%
Gorenje Velenje*(g)	5,400	95,457
Krka dd Novo mesto(g)	19,970	1,827,933
Luka Koper*(g)	11,450	390,844
Mercator Poslovni Sistem	1,610	353,433
Nova Kreditna Banka Maribor(g)	22,770	371,019
Petrol(g)	1,314	606,414
SAVA(g)	640	219,930
Telekom Slovenije dd(g)	1,943	374,756
Zavarovalnica Triglav dd(g)	10,244	370,812

		4,610,598

South Africa — 6.3%
ABSA Group Ltd.	44,300	768,272
Adcock Ingram Holdings Ltd.	18,000	132,261
Aeci Ltd.	27,200	227,170
African Bank Investments Ltd.	113,500	456,833
African Rainbow Minerals Ltd.	15,700	367,949
Allied Electronics Corp. Ltd.	13,200	48,967
Allied Electronics Corp. Ltd.
(PRFC Shares)	51,800	187,491
Anglo Platinum Ltd.*	5,800	619,279
AngloGold Ashanti Ltd.	40,758	1,650,976
Aquarius Platinum Ltd.*(g)	33,200	216,380
ArcelorMittal South Africa Ltd.	9,883	136,941
Aspen Pharmacare Holdings Ltd.*	49,190	489,761

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

South Africa (cont’d.)
Assore Ltd.	2,000	$189,697
Astral Foods Ltd.	13,000	179,307
Aveng Ltd.	152,600	822,134
AVI Ltd.	33,700	95,755
Barloworld Ltd.	86,400	526,462
Bidvest Group Ltd.	92,892	1,619,428
British American Tobacco PLC	7,512	245,358
Clicks Group Ltd.	35,800	131,008
DataTec Ltd.	54,200	196,584
Discovery Holdings Ltd.	70,000	302,822
Emira Property Fund	110,000	171,409
Exxaro Resources Ltd.	16,500	232,255
FirstRand Ltd.	439,700	1,088,023
Foschini Ltd.	32,800	267,417
Gold Fields Ltd.	89,500	1,175,301
Grindrod Ltd.	175,800	422,780
Group Five Ltd.	44,200	229,459
Growthpoint Properties Ltd.	151,100	286,976
Harmony Gold Mining Co. Ltd.	44,400	450,721
Hyprop Investments Ltd.	23,900	148,476
Illovo Sugar Ltd.	36,600	157,335
Impala Platinum Holdings Ltd.	53,800	1,470,582
Imperial Holdings Ltd.	24,100	287,560
Investec Ltd.	32,700	234,855
JD Group Ltd.	23,400	155,521
Kumba Iron Ore Ltd.	7,300	299,956
Liberty Holdings Ltd.	25,100	235,618
Massmart Holdings Ltd.	32,800	397,138
Medi-Clinic Corp. Ltd.	25,400	88,346
Metropolitan Holdings Ltd.	87,200	157,624
Mondi Ltd.	32,000	181,369
Mr. Price Group Ltd.	34,700	164,052
MTN Group Ltd.	422,400	6,723,064
Murray & Roberts Holdings Ltd.	90,700	567,263
Mvelaphanda Resources Ltd.*	32,700	215,762
Nampak Ltd.	99,800	203,266
Naspers Ltd. (Class N Stock)	56,100	2,270,376
Nedbank Group Ltd.	27,085	455,170
Netcare Ltd.*	198,000	369,802
Northam Platinum Ltd.	40,400	261,565
Pangbourne Properties Ltd.	68,000	157,054
Pick’n Pay Holdings Ltd.	44,800	106,734
Pick’n Pay Stores Ltd.	16,900	95,037
Pretoria Portland Cement Co. Ltd.	43,007	201,394
Raubex Group Ltd.	59,100	191,383
Redefine Income Fund Ltd.	289,600	280,283
Remgro Ltd.	52,000	626,914
Reunert Ltd.	70,800	557,752
RMB Holdings Ltd.	85,400	340,959
Sanlam Ltd.	206,900	636,292
Santam Ltd.	6,300	92,395
Sappi Ltd.*	66,420	317,741
Sasol Ltd.	46,300	1,855,427
Shoprite Holdings Ltd.	35,700	313,876
Spar Group Ltd. (The)	15,400	148,030
Standard Bank Group Ltd.	129,600	1,780,074
Steinhoff International Holdings Ltd.*	197,200	552,460
Sun International Ltd.*	18,900	242,567
Telkom SA Ltd.	98,200	496,538
Tiger Brands Ltd.	20,100	464,252
Tongaat Hulett Ltd.	14,800	197,841
Truworths International Ltd.	61,100	359,094
Vodacom Group Pty Ltd.	86,600	661,361
Wilson Bayly Holmes-Ovcon Ltd.	28,200	409,721
Woolworths Holdings Ltd.	152,900	367,887

		40,432,942

South Korea — 6.2%
Amorepacific Corp.*	480	384,998
Asiana Airlines*	10,280	32,036
Busan Bank*	23,872	284,827
Cheil Industries, Inc.*	4,890	236,797
CJ CheilJedang Corp.*	1,250	220,004
Daegu Bank*	16,400	241,272
Daelim Industrial Co. Ltd.*	2,900	206,052
Daewoo Engineering
& Construction Co. Ltd.*	17,390	190,341
Daewoo International Corp.*	6,180	175,204
Daewoo Securities Co. Ltd.	11,700	197,572
Daewoo Shipbuilding & Marine
Engineering Co. Ltd.*	5,450	81,696
Dong-A Pharmaceutical Co. Ltd.*	1,795	198,079
Dongbu Insurance Co. Ltd.	5,900	163,992
Dongkuk Steel Mill Co. Ltd.*	7,810	180,591
Doosan Corp.	2,880	235,362
Doosan Heavy Industries and
Construction Co. Ltd.*	2,280	158,487
Doosan Infracore Co. Ltd.*	1,950	27,377
Glovis Co. Ltd.*	2,700	263,445
GS Engineering &
Construction Corp.*	2,700	250,341
GS Holdings Corp.*	4,810	139,353
Hana Financial Group, Inc.*	16,030	453,077
Hanjin Heavy Industries
& Construction Co. Ltd.*	1,131	21,987
Hanjin Shipping Co. Ltd.*(g)	5,172	91,939
Hanjin Shipping Holdings Co. Ltd.*	997	11,670
Hankook Tire Co. Ltd.*	12,760	278,891
Hanmi Pharm Co. Ltd.*	1,289	141,460
Hanwha Chem Corp.*	12,780	147,563
Hanwha Corp.*	5,860	239,983
Hite Brewery Co. Ltd.*	1,347	196,658
Honam Petrochemical Corp.*	2,680	235,654
Hynix Semiconductor, Inc.*	26,430	525,593
Hyosung Corp.*	3,370	246,474
Hyundai Department Store Co. Ltd.*	2,250	217,151
Hyundai Development Co.*	4,380	141,826
Hyundai Engineering &
Construction Co. Ltd.*	5,010	303,898
Hyundai Heavy Industries Co. Ltd.*	3,830	568,696
Hyundai Marine & Fire
Insurance Co. Ltd.	7,630	121,897
Hyundai Merchant Marine Co. Ltd.*	12,620	289,971
Hyundai Mipo Dockyard*	300	26,481
Hyundai Mobis*	5,500	805,966
Hyundai Motor Co.*	12,330	1,276,298

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

South Korea (cont’d.)
Hyundai Motor Co. (PRFC Shares)*	1,800	$66,089
Hyundai Securities Co.	4,370	55,322
Hyundai Steel Co.*	5,720	424,780
Industrial Bank of Korea*	21,180	253,761
Kangwon Land, Inc.*	10,030	142,210
KB Financial Group, Inc.*	31,588	1,608,469
KCC Corp.	500	159,116
Kia Motors Corp.*	18,050	309,930
Korea Electric Power Corp.*	38,940	1,136,634
Korea Exchange Bank*	15,660	194,383
Korea Express Co. Ltd.*	1,328	64,614
Korea Gas Corp.*	3,100	129,298
Korea Investment Holdings Co. Ltd.	7,090	203,192
Korea Line Corp.*	4,020	141,219
Korea Zinc Co. Ltd.*	1,480	258,451
Korean Air Lines Co. Ltd.*	5,200	244,569
Korean Reinsurance Co.	15,150	127,951
KT Corp.*	18,540	623,998
KT&G Corp.*	10,020	554,145
LG Chem Ltd.*	3,848	754,198
LG Corp.*	6,280	392,265
LG Dacom Corp.*	3,630	55,330
LG Display Co. Ltd.*	5,550	187,648
LG Electronics, Inc.*	8,760	913,214
LG Hausys Ltd.*	331	33,994
LG Household & Health Care Ltd.*	920	230,166
LG Telecom Ltd.*	47,190	343,898
LIG Insurance Co. Ltd.	7,200	133,355
Lotte Shopping Co. Ltd.*	1,390	411,653
LS Corp.*	700	69,630
Macquarie Korea Infrastructure Fund	60,089	253,181
MegaStudy Co. Ltd.*	1,080	222,012
Mirae Asset Securities Co. Ltd.	2,100	117,013
NCSoft Corp.*	940	120,357
NHN Corp.*	2,200	363,611
Nong Shim Co. Ltd.*	690	147,543
OCI Co. Ltd.*	1,420	265,951
Poongsan Corp.*	8,200	151,544
POSCO	6,450	3,401,546
S-Oil Corp.	3,030	140,636
Samsung C&T Corp.*	8,660	416,551
Samsung Card Co.*	5,520	272,414
Samsung Digital Imaging Co. Ltd.*	2,101	79,398
Samsung Electro-Mechanics Co.
Ltd.*	3,240	297,972
Samsung Electronics Co. Ltd.	7,870	5,396,695
Samsung Electronics Co. Ltd.
(PRFC Shares)	1,360	613,011
Samsung Engineering Co. Ltd.*	2,300	213,728
Samsung Fine Chemicals Co. Ltd.*	4,550	183,484
Samsung Fire & Marine
Insurance Co. Ltd.	2,980	510,083
Samsung Heavy Industries Co. Ltd.*	12,900	267,460
Samsung SDI Co. Ltd.*	2,050	261,035
Samsung Securities Co. Ltd.	3,150	170,531
Samsung Techwin Co. Ltd.*	2,449	190,963
Shinhan Financial Group Co. Ltd.*	38,377	1,420,106
Shinsegae Co. Ltd.*	1,100	508,077
SK Broadband Co. Ltd.*	11,376	46,846
SK Chemicals Co. Ltd.*	1,320	75,469
SK Energy Co. Ltd.*	6,000	602,814
SK Holdings Co. Ltd.*	1,710	130,489
SK Networks Co. Ltd.*	7,490	67,388
SK Telecom Co. Ltd.	6,100	890,400
SODIFF Advanced
Materials Co. Ltd.*	2,250	182,924
STX Offshore & Shipbuilding Co.
Ltd.*	17,500	185,680
STX Pan Ocean Co. Ltd.*	15,800	152,977
Tong Yang Securities, Inc.	11,600	118,768
Woongjin Coway Co. Ltd.*	7,460	246,705
Woori Finance Holdings Co. Ltd.*	13,390	158,479
Woori Investment & Securities Co. Ltd.	15,280	217,683
Yuhan Corp.*	1,474	225,314

		39,721,279

Taiwan — 6.0%
Acer, Inc.	192,539	577,758
Advanced Semiconductor
Engineering, Inc.	240,768	216,112
Altek Corp.	115,473	235,347
Ambassador Hotel (The)	38,000	46,470
Asia Cement Corp.	155,035	167,094
Asia Optical Co., Inc.	99,000	220,075
Asustek Computer, Inc.	288,115	554,931
AU Optronics Corp.	401,441	480,925
Capital Securities Corp.*	396,000	244,245
Catcher Technology Co. Ltd.	21,780	60,579
Cathay Financial Holding Co. Ltd.*	654,450	1,218,430
Chang Hwa Commercial Bank	373,000	177,196
Cheng Shin Rubber Industry Co. Ltd.	140,910	325,449
Chi Mei Optoelectronics Corp.*	297,800	210,191
Chicony Electronics Co. Ltd.	58,761	141,576
China Airlines Ltd.*	273,282	97,188
China Development Financial
Holding Corp.*	1,296,700	396,187
China Life Insurance Co. Ltd.*	248,702	192,172
China Petrochemical Development
Corp.*	512,360	198,964
China Steel Corp.	1,020,264	1,052,017
Chinatrust Financial Holding Co. Ltd.	992,344	616,905
Chong Hong Construction Co.	21,418	43,355
Chung Hung Steel Corp.*	280,000	147,653
Chunghwa Picture Tubes*	1,515,000	194,022
Chunghwa Telecom Co. Ltd.	746,495	1,392,233
Clevo Co.*	84,034	135,762
Compal Electronics, Inc.	205,035	283,216
Coretronic Corp.	99,000	142,950
Delta Electronics, Inc.	93,268	293,399
E. Sun Financial Holding Co. Ltd.*	500,048	208,315
Epistar Corp.	69,229	259,039
Eternal Chemical Co. Ltd.	150,000	158,126
Eva Airways Corp.*	365,122	162,803
Evergreen International Storage
& Transport Corp.*	144,000	128,289
Evergreen Marine Corp. Taiwan Ltd.*	315,000	175,484

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Taiwan (cont’d.)
Everlight Electronics Co. Ltd.	19,609	$73,634
Far Eastern Department Stores Co. Ltd.	164,800	189,007
Far Eastern Textile Co. Ltd.	299,464	374,444
Far EasTone Telecommunications Co. Ltd.	262,000	313,713
Feng Hsin Iron & Steel Co.	171,660	289,358
First Financial Holding Co. Ltd.	553,399	343,054
Formosa Chemicals & Fibre Corp.	336,810	730,234
Formosa International Hotels Corp.	4,840	61,885
Formosa Petrochemical Corp.	233,670	601,382
Formosa Plastics Corp.	501,560	1,056,723
Formosa Taffeta Co. Ltd.	162,000	130,904
Foxconn Technology Co. Ltd.	53,922	208,020
Fubon Financial Holding Co. Ltd.*	404,000	496,684
Giant Manufacturing Co. Ltd.	31,500	88,455
Goldsun Development
& Construction Co. Ltd.	446,637	205,678
Great Wall Enterprise Co.	48,478	53,229
HannStar Display Corp.*	824,274	212,860
Hon Hai Precision Industry Co. Ltd.	452,920	2,118,151
Hotai Motor Co. Ltd.	82,000	196,742
HTC Corp.	49,550	567,673
Hua Nan Financial Holdings Co. Ltd.	314,294	197,037
InnoLux Display Corp.	131,428	194,133
Inventec Co. Ltd.	118,965	71,189
Kenda Rubber Industrial Co. Ltd.	175,000	210,578
KGI Securities Co. Ltd.	348,000	204,137
Largan Precision Co. Ltd.	5,202	68,267
Lite-On Technology Corp.	184,201	276,746
Macronix International	129,157	73,705
MediaTek, Inc.	61,282	1,064,748
Mega Financial Holding Co. Ltd.	1,130,000	651,029
Motech Industries, Inc.	57,074	272,175
Nan Kang Rubber Tire Co. Ltd.*	374,700	487,293
Nan Ya Plastics Corp.	570,350	1,036,632
Novatek Microelectronics Corp. Ltd.	82,246	274,729
Oriental Union Chemical Corp.	52,020	41,643
Phison Electronics Corp.	15,253	129,033
Polaris Securities Co. Ltd.*	392,400	232,567
POU Chen Corp.	308,380	244,776
Powerchip Semiconductor Corp.*	742,000	91,586
Powertech Technology, Inc.	70,480	238,768
President Chain Store Corp.	105,648	250,959
Prime View International Co. Ltd.*	100,000	261,285
Qisda Corp.*	300,500	189,370
Quanta Computer, Inc.	210,319	456,319
Realtek Semiconductor Corp.	87,664	258,830
Richtek Technology Corp.	9,240	94,142
Ruentex Industries Ltd.*	62,000	111,393
Sanyang Industrial Co. Ltd.*	101,871	44,131
Shin Kong Financial Holding Co. Ltd.*	396,952	164,485
Siliconware Precision Industries Co.	247,350	337,172
Simplo Technology Co. Ltd.	28,600	169,274
Sincere Navigation	124,000	163,578
Sino-American Silicon Products, Inc.	78,047	213,978
SinoPac Financial Holdings Co. Ltd.*	508,000	203,564
Solar Applied Materials Technology Co.	55,080	141,106
Synnex Technology International Corp.	97,240	210,015
Tainan Spinning Co. Ltd.*	595,000	237,473
Taishin Financial Holdings Co. Ltd.*	558,000	218,813
Taiwan Business Bank*	190,000	49,215
Taiwan Cement Corp.	354,740	376,673
Taiwan Cooperative Bank	271,300	170,150
Taiwan Fertilizer Co. Ltd.	103,000	366,752
Taiwan Glass Industrial Corp.	246,182	200,994
Taiwan Mobile Co. Ltd.	323,000	629,687
Taiwan Semiconductor Manufacturing Co. Ltd.	1,495,814	3,014,775
Taiwan TEA Corp.*	149,625	95,559
Tatung Co. Ltd.*	505,000	123,669
Tong Yang Industry Co. Ltd.	145,000	265,509
Transcend Information, Inc.	57,719	215,941
Tripod Technology Corp.	20,341	68,630
TSRC Corp.	41,000	50,736
Tung Ho Steel Enterprise Corp.	187,381	202,805
U-Ming Marine Transport Corp.	74,000	149,672
Uni-President Enterprises Corp.	386,958	477,090
Unimicron Technology Corp.	61,610	89,232
United Microelectronics Corp.*	932,280	503,657
Walsin Lihwa Corp.*	556,000	208,335
Wan Hai Lines Ltd.*	384,700	205,540
Waterland Financial Holdings*	445,000	144,950
Wei Chuan Food Corp.*	162,000	220,958
Wistron Corp.	131,593	254,825
WPG Holdings Co. Ltd.	107,000	186,378
Yang Ming Marine Transport Corp.	449,898	170,354
Yieh Phui Enterprise	297,670	120,207
Young Fast Optoelectronics Co. Ltd.	16,000	174,476
Yuanta Financial Holding Co. Ltd.	704,000	515,116
Yulon Motor Co. Ltd.	218,053	257,094
Zinwell Corp.	20,074	38,663

		38,800,587

Thailand — 3.1%
Advanced Info Service PCL	613,700	1,592,233
Airports of Thailand PCL	248,000	290,102
Asian Property Development PCL	383,100	66,072
Bangkok Bank PCL	149,600	523,713
Bangkok Dusit Medical Service PCL	287,400	214,645
Bangkok Expressway PCL	103,700	64,704
Bank of Ayudhya PCL	1,090,500	737,414
Banpu PCL	35,700	618,398
BEC World PCL	544,000	401,392
Bumrungrad Hospital PCL	351,500	318,922
Central Pattana PCL	234,500	142,782
CH. Karnchang PCL	898,100	162,973
Charoen Pokphand Foods PCL	1,984,500	678,563
CP ALL PCL	1,167,600	868,521
Electricity Generating PCL	116,500	276,050
Esso Thailand PCL*	680,000	129,514
Glow Energy PCL*	229,800	227,456
Hana Microelectronics PCL*	140,200	87,467

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Thailand (cont’d.)
IRPC PCL	2,414,300	$317,176
Italian-Thai Development PCL*	2,910,000	226,062
Kasikornbank PCL	311,300	811,176
Khon Kaen Sugar Industry PCL*	550,900	249,508
Krung Thai Bank PCL	826,500	244,182
Land & Houses PCL	709,300	134,898
Major Cineplex Group PCL	673,300	171,657
Minor International PCL	615,960	208,769
Precious Shipping PCL	633,500	357,223
Preuksa Real Estate PCL	425,000	227,189
PTT Aromatics & Refining PCL	455,400	348,058
PTT Chemical PCL	81,200	175,357
PTT Exploration & Production PCL	348,400	1,536,137
PTT PCL	255,700	1,886,689
Quality Houses PCL	4,000,000	271,146
Ratchaburi Electricity Generating Holding PCL	289,700	306,296
Regional Container Lines PCL*	94,300	28,202
Siam Cement PCL (The)	81,200	581,156
Siam City Cement PCL	29,100	205,119
Siam Commercial Bank PCL	479,500	1,247,649
Sino Thai Engineering & Construction PCL*	1,315,000	244,541
Thai Beverage PCL	4,247,000	740,620
Thai Oil PCL	294,000	376,980
Thai Tap Water Supply PCL	1,163,800	155,984
Thai Union Frozen Products PCL	351,900	350,950
Thanachart Capital PCL	218,600	144,903
Thoresen Thai Agencies PCL	241,120	197,076
TMB Bank PCL*	6,300,000	234,313
Total Access Communication PCL	335,200	358,999
True Corp. PCL*	1,983,800	182,076

		19,921,012

Turkey — 3.1%
Adana Cimento (Class A Stock)	47,928	163,672
Akbank TAS	259,600	1,645,045
Akcansa Cimento A/S	45,400	202,751
Akenerji Elektrik Uretim A/S	7,400	69,176
Aksigorta A/S	12,500	43,467
Albaraka Turk Katilim Bankasi A/S	98,000	144,716
Anadolu Efes Biracilik Ve Malt Sanayii A/S	75,600	840,906
Arcelik A/S*	81,395	319,964
Asya Katilim Bankasi A/S*	137,900	317,267
Aygaz A/S	19,984	75,371
BIM Birlesik Magazalar A/S	15,100	699,319
Cimsa Cimento Sanayi VE Tica	35,400	178,276
Coca-Cola Icecek A/S	30,700	305,712
Dogan Sirketler Grubu Holdings	616,526	426,503
Dogan Yayin Holding*	39,678	37,297
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	212,400	354,123
Enka Insaat ve Sanayi A/S	160,900	742,423
Eregli Demir ve Celik Fabrikalari TAS*	332,692	1,005,063
Ford Otomotiv Sanayi A/S	27,600	168,317
GSD Holding*	160,000	102,080
Haci Omer Sabanci Holding A/S	115,438	447,445
Hurriyet Gazetecilik A/S*	48,250	60,719
Ihlas Holding*	458,900	156,488
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)*	482,218	207,860
KOC Holding A/S*	366,732	1,083,914
Koza Anadolu Metal Madencilik
Isletmeleri A/S*	49,000	158,067
Petkim Petrokimya Holding*	44,200	216,644
Petrol Ofisi*	19,110	73,636
Sekerbank TAS*	30,625	52,414
TAV Havalimanlari Holding A/S*	55,000	173,714
Tekfen Holding A/S*	125,296	408,895
Tire Kutsan Oluklu Mukavva*	79,400	112,297
Tofas Turk Otomobil Fabrikasi A/S	16,800	53,357
Trakya Cam Sanayi A/S*	51,064	63,473
Tupras Turkiye Petrol Rafine	50,400	995,884
Turcas Petrolculuk A/S	11,959	38,301
Turk Hava Yollari	140,500	535,666
Turk Sise ve Cam Fabrikalari A/S*	257,994	322,435
Turk Telekomunikasyon A/S	178,600	544,458
Turkcell Iletisim Hizmet A/S	243,800	1,722,105
Turkcell Iletisim Hizmet A/S, ADR	5,100	89,199
Turkiye Garanti Bankasi A/S	483,300	2,050,367
Turkiye Halk Bankasi A/S	73,100	582,726
Turkiye Is Bankasi	200,142	841,665
Turkiye Vakiflar Bankasi Tao (Class D Stock)*	156,500	447,114
Ulker Biskuvi Sanayi A/S	70,200	165,336
Yapi Kredi Sigorta A/S	5,600	40,147
Yapi ve Kredi Bankasi A/S*	201,148	441,396
Yazicilar Holding A/S (Class A Stock)	10,600	68,332

		19,995,502

United Arab Emirates — 1.7%
Aabar Investments PJSC	1,473,700	908,505
Abu Dhabi Commercial Bank	796,600	332,448
Abu Dhabi National Hotels	293,100	300,047
Air Arabia	2,491,200	622,529
Ajman Bank PJSC*	575,000	140,450
Aldar Properties PJSC	541,100	725,760
Amlak Finance PJSC*(g)	67,000	16,052
Arabtec Holding Co.*	692,500	496,022
Aramex Co.*	720,000	307,702
Bank of Sharjah	250,000	147,021
Dana Gas PJSC*	3,445,000	879,706
DP World Ltd.	3,270,100	1,406,143
Dubai Financial Market	922,300	469,699
Dubai Investments PJSC	201,900	54,789
Dubai Islamic Bank	328,430	206,563
Emaar Properties PJSC*	1,457,100	1,518,846
Emirates NBD PJSC	90,530	72,217
First Gulf Bank PJSC	115,800	502,385
Gulf Cement Co.(g)	260,300	113,391
Gulf Navigation Holding	737,900	118,833

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

United Arab Emirates (cont’d.)
National Bank of Abu Dhabi PJSC(g)	275,299	$934,499
National Central Cooling Co. PJSC*	724,300	158,704
RAK Properties PJSC	565,000	89,201
Ras Al Khaimah Cement Co.	683,700	189,156
Sorouh Real Estate Co.	197,100	138,422
Tamweel PJSC*(g)	68,700	16,965
Union National Bank/Abu Dhabi	277,300	239,817
Union Properties PJSC*	149,160	27,326
Waha Capital PJSC	586,200	150,906

		11,284,104

TOTAL COMMON STOCKS
(cost $562,928,494)		624,649,841

INVESTMENT FUNDS — 1.1%
United States — 1.1%
iShares MSCI Emerging Markets Index Fund	165,000	6,847,500

Vietnam
Dragon Capital – Vietnam Enterprise
Investments Ltd. (Class R Stock)(g)*	57,769	106,873

TOTAL INVESTMENT FUNDS
(cost $6,460,498)		6,954,373

	Units

WARRANTS* — 1.6%
Saudi Arabia — 0.7%
Al Albdullatif Industrial,
expiring 07/06/12	12,500	137,974
Al Rajhi Bank,
expiring 04/30/12	18,800	357,134
Alinma Bank,
expiring 06/04/12	34,000	115,125
Almari Co. Ltd.,
expiring 03/27/12	3,900	171,568
Arab National Bank,
expiring 06/04/12	10,600	119,829
Banque Saudi Fransi,
expiring 04/30/12	8,800	95,491
Dar Al Arkan Real Estate,
expiring 08/13/12	53,800	201,533
Etihad Etisalat Co.,
expiring 04/02/12	26,400	305,480
Jarir Marketing Co.,
expiring 06/04/12	7,100	253,186
Kayan Petrochemical Co.,
expiring 06/04/12	33,600	163,042
Mobile Telecommunications Co.,
expiring 06/04/12	57,400	155,334
National Industrialization,
expiring 05/14/12	22,200	166,321
Rabigh Refining,
expiring 04/02/12	14,600	138,187
Riyad Bank, expiring 06/11/12	16,400	117,621
Samba Financial Group,
expiring 04/30/12	18,200	245,048
Saudi Arabian Amiantit Co.,
expiring 06/25/12	21,300	130,900
Saudi Arabian Fertilizer Co.,
expiring 06/04/12	3,300	106,460
Saudi Basic Industries Corp.,
expiring 03/26/12	20,800	457,515
Saudi British Bank,
expiring 10/02/12	11,700	135,383
Saudi Electricity,
expiring 06/25/12	63,700	191,064
Saudi Industries Investment Group,
expiring 06/11/12	23,200	134,535
Saudi Interntional Petroleum,
expiring 09/21/12	38,300	243,542
Saudi Telecom Co.,
expiring 05/21/12	20,400	239,859
Savola, expiring 04/20/12	38,400	309,190

		4,691,321

Vietnam — 0.9%
FPT Corp.,
expiring 04/01/10	63,500	271,470
GEMADEPT Corp.,
expiring 04/01/10	75,400	318,263
HCM City Infrastructure
Investment JSC,
expiring 12/18/14	88,000	280,968
Kinh Bac City Development Share
Holding Corp.,
expiring 12/18/14	90,000	282,483
Kinh Do JSC,
expiring 12/08/14	57,500	188,254
PetroVietnam Drilling & Well
Services JSC,
expiring 04/01/10	111,773	408,284
PetroVietnam, expiring 04/01/10	143,800	264,592
PetroVietnam, expiring 12/08/14	110,000	188,106
Pha Lai Thermal Power JSC,
expiring 04/01/10	126,010	128,881
Saigon Securities, expiring 04/01/10	60,800	278,038
Songda Urban & Industrial Zone
Investment & Development JSC,
expiring 04/01/10	283,440	1,227,079
Tan Tao Investment Industry Corp.,
expiring 04/01/10	181,000	342,822
Viet Nam Dairy Products JSC,
expiring 04/01/10	148,220	601,575
Viet Nam Dairy Products JSC,
expiring 09/29/14	56,000	224,889
Vietnam Construction,
expiring 12/08/14	118,000	337,161
Vinh Son – Song Hinh
Hydropower JSC,
expiring 04/01/10	107,985	97,589
Vinh Son – Song Hinh
Hydropower JSC,
expiring 11/17/14	150,000	135,560

		5,576,014

TOTAL WARRANTS
(cost $8,836,152)		10,267,335

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

RIGHTS*		Value
	Units	(Note 2)

Brazil
Cia Brasileira, expiring 03/23/11	417	$15,573
JBS SA, expiring 01/29/10	56	—

TOTAL RIGHTS
(cost $9,106)		15,573

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount
Rate	Date	(Unaudited)	(000)#

CONVERTIBLE BOND
Oman
Bank Muscat SAOG (Oman)
(cost $0)
7.00%	03/20/14	NR	OMR	5	10,953

TOTAL LONG-TERM INVESTMENTS
(cost $578,234,250)					641,898,075

				Shares

SHORT-TERM INVESTMENTS — 1.5%
CASH RESERVE
Argentina Currency Reserve (Argentina)
(cost $15,123)				56,163	14,784

AFFILIATED MONEY MARKET MUTUAL FUND — 1.5%
Dryden Core Investment Fund –
Taxable Money Market Series(w)
(cost $9,635,882) (Note 4)				9,635,882	9,635,882

TOTAL SHORT-TERM INVESTMENTS
(cost $9,651,005)					9,650,666

TOTAL INVESTMENTS(o)— 101.0%
(cost $587,885,255)					651,548,741
Liabilities in excess of other assets — (1.0)%					(6,320,117)

NET ASSETS — 100.0%					$645,228,624

The following abbreviations are used in the Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NR	Not Rated by Moody’s or Standard & Poor’s
OTC	Over the Counter
PRFC	Preference Shares
XLON	London Stock Exchange
XNYS	New York Stock Exchange
OMR	Omani Rial
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
*	Non-income producing security.
(g)	Indicates a security that has been deemed illiquid.
(o)	As of December 31, 2009, 985 securities representing $398,481,234 and 61.8% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks:
Argentina	$4,924,962	$—	$—
Botswana	—	1,248,583	3,002,983
Brazil	40,588,915	—	—
Bulgaria	—	2,756,540	—
Chile	20,008,611	—	—
China	4,194,066	37,510,153	—
Colombia	3,981,219	—	665,641
Croatia	—	4,499,315	—
Czech Republic	—	10,023,251	—
Egypt	793,182	9,492,307	—
Estonia	—	4,584,615	—
Ghana	615,465	—	431,650
Hungary	—	10,340,412	—
India	11,669,422	29,628,317	—
Indonesia	—	19,992,383	—
Israel	8,900,673	10,309,099	—
Jordan	861,541	3,780,446	30,183
Kazakhstan	1,775,370	3,166,751	—
Kenya	2,901,079	1,839,388	—
Kuwait	5,441,886	4,206,074	208,326
Latvia	268,893	547,973	—
Lebanon	1,705,826	—	—
Lithuania	—	2,161,603	—
Malaysia	1,057,031	19,116,208	—
Mauritius	489,206	3,011,698	—
Mexico	38,145,351	—	—
Morocco	1,594,344	7,834,463	—
Nigeria	2,352,837	2,717,821	—
Oman	1,884,813	3,378,591	—
Pakistan	4,584,204	74,374	—
Peru	9,927,262	—	157,321
Philippines	—	10,100,813	—
Poland	—	20,790,663	—
Qatar	374,769	8,984,839	—
Romania	—	4,450,690	—
Russia	39,799,416	—	—
Slovenia	—	4,610,598	—
South Africa	171,409	40,261,533	—
South Korea	1,602,018	38,119,261	—
Taiwan	—	38,800,587	—
Thailand	14,744,381	5,176,631	—
Turkey	201,496	19,794,006	—
United Arab Emirates	1,853,211	9,284,485	146,408
Investment Funds:
United States	6,847,500	—	—
Vietnam	—	106,873	—
Warrants:
India	—	—	—
Malaysia	—	—	—
Qatar	—	—	—
Saudi Arabia	4,111,324	441,810	138,187
Vietnam	713,521	4,862,493	—
Rights	—	15,573	—
Convertible Bond	—	10,953	—
Cash Reserve	14,784	—	—
Affiliated Money Market Mutual Fund	9,635,882	—	—

	$248,735,869	$398,032,173	$4,780,699
Other Financial Instruments*	—	—	—

Total	$248,735,869	$398,032,173	$4,780,699

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Warrants

Balance as of 12/31/08	$1,780,032	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)*	79,075	(11,431)
Net purchases (sales)	3,792,215	149,618
Transfers in and/or out of Level 3	(1,008,810)	—

Balance as of 12/31/09	$4,642,512	$138,187

* Of which, $67,644 was included in the Net Assets relating to securities held at the reporting period end.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Commercial Banks	14.7%
Telecommunications	11.9
Oil, Gas & Consumable Fuels	8.4
Metals & Mining	7.4
Diversified Financial Services	3.3
Diversified Operations	2.9
Food	2.7
Retail & Merchandising	2.7
Financial Services	2.5
Engineering/Construction	2.4
Semiconductors	2.4
Chemicals	2.2
Pharmaceuticals	2.1
Real Estate	1.8
Electric	1.8
Building Materials	1.7
Beverages	1.6
Electronic Components & Equipment	1.6
Affiliated Money Market Mutual Fund	1.5
Transportation	1.4
Insurance	1.4
Oil & Gas	1.4
Media & Entertainment	1.2
Exchange Traded Funds	1.1
Internet Software & Services	1.0
Electric – Generation	1.0
Automobile Manufacturers	0.9
Investment Companies	0.9
Computer Services & Software	0.8
Commercial Services	0.7
Agriculture	0.7
Hotels & Motels	0.7
Electric – Integrated	0.7
Airlines	0.7
Computers	0.7
Banks	0.6
Auto Parts & Equipment	0.6
Financial – Bank & Trust	0.6
Paper & Forest Products	0.6
Coal	0.6
Iron/Steel	0.6
Machinery	0.5
Home Builders	0.5
Holding Companies – Diversified	0.4
Tobacco	0.4
Real Estate Operation & Development	0.4
Distribution/Wholesale	0.3
Steel	0.3
Medical Supplies & Equipment	0.3
Entertainment & Leisure	0.2
Consumer Products & Services	0.2
Marine	0.2
Textiles	0.2
Home Furnishings	0.2
Cosmetics & Toiletries	0.2
Healthcare Providers & Services	0.2
Leisure Time	0.2
Apparel	0.2
Aerospace & Defense	0.2
Water	0.1
Gas	0.1
Computers & Peripherals	0.1
Clothing & Apparel	0.1
Electronics	0.1
Energy – Alternate Sources	0.1
Biotechnology	0.1
Household Products/Wares	0.1
Oil & Gas Services	0.1
Apparel & Textile	0.1
Shipping	0.1
Advertising	0.1
Construction	0.1
Environmental Control	0.1

101.0
Liabilities in excess of other assets	(1.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Equity contracts	Unaffiliated investments	$10,282,908	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Total

Equity contracts	$143,004	$(1,485,071)	$(1,342,067)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Total

Equity contracts	$34,034	$9,045,937	$9,079,971

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Unaffiliated investments (cost $578,249,373)	$641,912,859
Affiliated investments (cost $9,635,882)	9,635,882
Cash	889,379
Foreign currency, at value (cost $166,568)	170,072
Receivable for fund share sold	572,020
Dividends receivable	230,120
Prepaid expenses	3,315

Total Assets	653,413,647

LIABILITIES:
Payable for investments purchased	6,323,426
Foreign capital gains tax liability accrued	1,031,235
Accrued expenses and other liabilities	305,501
Advisory fees payable	278,383
Payable for fund share repurchased	242,127
Shareholder servicing fees payable	3,439
Affiliated transfer agent fee payable	912

Total Liabilities	8,185,023

NET ASSETS	$645,228,624

Net assets were comprised of:
Paid-in capital	$634,623,238
Retained earnings	10,605,386

Net assets, December 31, 2009	$645,228,624

Net asset value and redemption price per share,
$645,228,624 / 79,252,372 outstanding shares
of beneficial interest	$8.14

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income
(net of $935,364 foreign withholding tax)	$8,668,231
Affiliated dividend income	35,649

8,703,880

EXPENSES
Advisory fees	3,923,154
Custodian and accounting fees	720,000
Shareholder servicing fees and expenses	354,832
Audit fee	29,000
Shareholders’ reports	15,000
Transfer agent’s fees and expenses
(including affiliated expense of $7,400) (Note 4)	14,000
Trustees’ fees	11,000
Commitment fee on syndicated credit agreement	7,000
Legal fees and expenses	7,000
Insurance expenses	4,000
Loan interest expense (Note 7)	3,520
Miscellaneous	126,429

Total expenses	5,214,935

NET INVESTMENT INCOME	3,488,945

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(14,824,296)
Foreign currency transactions	(493,457)

(15,317,753)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains
taxes of $(1,031,082))	190,115,049
Foreign currencies	21,034

190,136,083

NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES	174,818,330

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$178,307,275

STATEMENT OF CHANGES IN NET ASSETS

		May 1, 2008*
	Year Ended	through
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,488,945	$1,696,492
Net realized loss on investment and foreign currency transactions	(15,317,753)	(40,195,050)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	190,136,083	(127,500,643)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	178,307,275	(165,999,201)

DISTRIBUTIONS	(1,702,688)	—

FUND SHARE TRANSACTIONS:
Fund share sold [58,020,116 and 52,601,168 shares, respectively]	374,994,407	448,771,608
Fund share issued in reinvestment of distributions [256,816 and 0 shares, respectively]	1,702,688	—
Fund share repurchased [12,659,303 and 18,966,425 shares, respectively]	(73,628,744)	(117,216,721)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	303,068,351	331,554,887

TOTAL INCREASE IN NET ASSETS	479,672,938	165,555,686
NET ASSETS:
Beginning of period	165,555,686	—

End of period	$645,228,624	$165,555,686

*Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.3%		Value
AFFILIATED MUTUAL FUNDS	Shares	(Note 2)

AST DeAM Large-Cap Value Portfolio	15,405,421	$119,854,173
AST Federated Aggressive Growth Portfolio	2,024,195	14,149,124
AST Goldman Sachs Mid-Cap Growth Portfolio*	3,426,212	15,555,004
AST High Yield Portfolio	9,937,372	68,170,374
AST International Growth Portfolio	13,384,618	135,318,485
AST International Value Portfolio	9,279,721	132,236,030
AST Jennison Large-Cap Growth Portfolio	4,429,982	48,153,902
AST Jennison Large-Cap Value Portfolio	3,897,580	41,119,474
AST Large-Cap Value Portfolio	19,985,865	237,831,792
AST Marsico Capital Growth Portfolio	11,672,922	189,918,443
AST MFS Growth Portfolio	22,454,491	191,985,899
AST Mid-Cap Value Portfolio	1,325,773	12,873,254
AST Money Market Portfolio	23,184,657	23,184,657
AST Neuberger Berman Mid-Cap Growth Portfolio*	926,325	15,376,997
AST Parametric Emerging Markets Equity Portfolio	3,972,561	32,336,649
AST PIMCO Total Return Bond Portfolio	151,909,438	1,777,340,426
AST Small-Cap Growth Portfolio	950,992	14,255,366
AST Small-Cap Value Portfolio	2,518,791	27,228,131
AST T. Rowe Price Global Bond Portfolio	2,658,677	28,766,883
AST T. Rowe Price Large-Cap Growth Portfolio*	4,507,896	48,189,408
AST T. Rowe Price Natural Resources Portfolio	1,141,502	21,505,901
AST Western Asset Core Plus Bond Portfolio	44,627,070	445,378,162

TOTAL LONG-TERM INVESTMENTS(w)
(cost $3,454,971,926)		3,640,728,534

SHORT-TERM INVESTMENTS — 0.7%
AFFILIATED MONEY MARKET MUTUAL FUND — 0.7%

Dryden Core Investment Fund – Taxable Money Market Series(w)
(cost $24,420,079)	24,420,079	24,420,079

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. TREASURY OBLIGATION
U.S. Treasury Bill(k)(n)
(cost $1,299,065)
0.157%	06/17/10	$1,300	1,298,892

TOTAL SHORT-TERM INVESTMENTS
(cost $25,719,144)			25,718,971

TOTAL INVESTMENTS — 100.0%
(cost $3,480,691,070)			3,666,447,505
Other assets in excess of liabilities(x)			73,799

NET ASSETS — 100.0%			$3,666,521,304

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rate shown is the effective yield at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.
(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on futures contracts as follows:

Futures contracts open at December 31, 2009:

Number			Value at	Value at	Unrealized
of		Expiration	Trade	December 31,	Appreciation
Contracts	Type	Date	Date	2009	(Depreciation)

Long Positions:
84	10 Year U.S. Treasury Notes	Mar 10	$9,983,532	$9,698,063	$(285,469)
11	CAC 40 10 Euro	Jan 10	601,746	621,536	19,790
3	DAX Index	Mar 10	620,016	640,742	20,726
4	FTSE100 Index	Mar 10	337,447	346,395	8,948
12	Russell 2000	Mar 10	713,340	748,680	35,340
27	S&P 500	Mar 10	7,363,237	7,497,225	133,988
5	Topix Index	Mar 10	479,894	485,585	5,691

					$(60,986)

SEE NOTES TO FINANCIAL STATEMENTS.
A264

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Affiliated Mutual Funds	$3,665,148,613	$—	$—
U.S. Treasury Obligation	—	1,298,892	—

	$3,665,148,613	$1,298,892	$—
Other Financial Instruments*	(60,986)	—	—

Total	$3,665,087,627	$1,298,892	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Investment Type

Core Bonds	48.5%
Large/Mid-Cap Value	16.5
Global Bonds	12.9
Large/Mid-Cap Growth	8.6
International Growth	3.7
International Value	3.6
High Yield	1.9
Money Market	1.3
Emerging Markets	0.9
Small-Cap Growth	0.8
Small-Cap Value	0.7
Sector	0.6

100.0
Other assets in excess of liabilities	—*

100.0%

* Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.
A265

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Interest rate contracts	—	$—	Due to broker-variation margin	$285,469 *
Equity contracts	Due to broker-variation margin	224,483 *	—	—

Total		$224,483		$285,469

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$543,591
Equity contracts	2,161,569

Total	$2,705,160

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(876,719)
Equity contracts	(88,499)

Total	$(965,218)

For the year ended December 31, 2009, the Portfolio’s average value at trade date for futures long position was $18,478,287.

SEE NOTES TO FINANCIAL STATEMENTS.
A266

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Affiliated investments (cost $3,479,392,005)	$3,665,148,613
Unaffiliated investments (cost $1,299,065)	1,298,892
Cash	304,490
Foreign currency, at value (cost $164)	161
Receivable for fund share sold	2,446,591
Prepaid expenses	27,412
Dividends and interest receivable	5,478

Total Assets	3,669,231,637

LIABILITIES:
Payable for investments purchased	2,199,906
Accrued expenses and other liabilities	272,578
Due to broker-variation margin	116,040
Advisory fees payable	114,957
Deferred trustees’ fees	3,412
Payable for fund share repurchased	1,923
Affiliated transfer agent fee payable	1,517

Total Liabilities	2,710,333

NET ASSETS	$3,666,521,304

Net assets were comprised of:
Paid-in capital	$3,514,841,976
Retained earnings	151,679,328

Net assets, December 31, 2009	$3,666,521,304

Net asset value and redemption price per share, $3,666,521,304 / 340,011,863 outstanding shares of beneficial interest	$10.78

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Affiliated dividend income	$63,140,166
Unaffiliated dividend income (net of $753 foreign withholding tax)	2,640
Unaffiliated interest income	2,564

63,145,370

EXPENSES
Advisory fees	3,293,484
Custodian and accounting fees	315,000
Insurance expenses	26,000
Audit fee	18,000
Commitment fee on syndicated credit agreement	17,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	12,000
Trustees’ fees	8,000
Legal fees and expenses	7,000
Miscellaneous	7,686

Total expenses	3,718,170

NET INVESTMENT INCOME	59,427,200

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated ($101,353,107))	(101,299,112)
Net capital gain distribution received (including affiliated $74,168,616)	74,168,616
Futures transactions	2,705,160
Foreign currency transactions	(18,792)

(24,444,128)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $381,747,142)	381,747,004
Futures	(965,218)
Foreign currencies	(1)

380,781,785

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	356,337,657

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$415,764,857

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$59,427,200	$26,124,168
Net realized loss on investment and foreign currency transactions	(24,444,128)	(68,956,789)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	380,781,785	(205,115,690)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	415,764,857	(247,948,311)

DISTRIBUTIONS	(26,166,569)	(48,104,163)

FUND SHARE TRANSACTIONS:
Fund share sold [157,810,335 and 124,919,402 shares, respectively]	1,534,981,055	1,293,460,606
Fund share issued in reinvestment of distributions [2,705,953 and 4,389,066 shares, respectively]	26,166,569	48,104,163
Net asset value of shares issued in merger [51,479,712 and 0 shares, respectively] (Note 10)	553,055,699	—
Fund share repurchased [19,386,469 and 42,544,578 shares, respectively]	(178,095,888)	(419,136,068)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,936,107,435	922,428,701

TOTAL INCREASE IN NET ASSETS	2,325,705,723	626,376,227
NET ASSETS:
Beginning of year	1,340,815,581	714,439,354

End of year	$3,666,521,304	$1,340,815,581

SEE NOTES TO FINANCIAL STATEMENTS.
A267

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 85.1%
		Value
COMMON STOCKS — 65.6%	Shares	(Note 2)

Australia — 1.1%
Astro Japan Property Trust, REIT	260,110	$91,541
Ausdrill Ltd.	125,169	231,962
BHP Billiton Ltd.	20,270	775,664
Campbell Brothers Ltd.	1,640	44,206
Centro Retail Group, REIT	563,062	82,243
CFS Retail Property Trust, REIT	24,442	41,619
Coal & Allied Industries Ltd.	672	47,927
Cochlear Ltd.	5,137	317,229
Commonwealth Property Office Fund, REIT	456,208	395,127
Computershare Ltd.	33,323	340,945
CSL Ltd.	5,213	151,591
Emeco Holdings Ltd.	229,025	162,064
Growthpoint Properties Autralia, REIT	5,430	8,081
Iinet Ltd.	8,187	13,644
Incitec Pivot Ltd.	192,114	607,679
ING Office Fund, REIT	84,834	48,222
JB Hi-Fi Ltd.	17,682	356,935
Leighton Holdings Ltd.	1,961	66,474
Macquarie CountryWide Trust, REIT	250,009	129,750
Macquarie Group Ltd.	14,770	632,837
MAp Group	23,732	64,234
Metcash Ltd.	88,703	355,677
National Australia Bank Ltd.	9,039	220,588
Navitas Ltd.	78,643	289,401
Nomad Building Solutions Ltd.	18,766	11,042
Origin Energy Ltd.	72,483	1,090,524
Platinum Asset Management Ltd.	43,441	215,135
QBE Insurance Group Ltd.	20,478	467,314
Service Stream Ltd.	25,814	8,568
Sonic Healthcare Ltd.	33,013	454,672
Straits Resources Ltd.*	152,628	234,854
Suncorp-Metway Ltd.	69,363	537,003
Telstra Corp. Ltd.	144,650	444,708
Tower Australia Group Ltd.	80,722	205,980
UGL Ltd.	18,954	241,560
Washington H Soul Pattinson & Co. Ltd.	58,449	712,129
Watpac Ltd.	1,077	1,444
Wesfarmers Ltd.	7,070	197,409
West Australian Newspapers Holdings Ltd.	5,973	43,163
Westpac Banking Corp.	12,546	283,398
Woolworths Ltd.	33,948	851,442
WorleyParsons Ltd.	23,413	607,931

		12,083,916

Austria — 0.2%
Mayr Melnhof Karton AG	4,107	422,364
Oesterreichische Post AG	20,200	550,213
OMV AG	4,191	183,885
Semperit AG Holding	1,075	41,397
Telekom Austria AG	17,120	244,383
Verbund - Oesterreichische Elektrizitaetswirtschafts AG (Class A Stock)	2,908	123,305
Vienna Insurance Group	1,198	61,492
Voestalpine AG	8,791	321,166

		1,948,205

Belgium — 0.3%
Ackermans & Van Haaren NV	6,081	451,720
Belgacom SA	36,489	1,324,662
Colruyt SA	401	96,743
Compagnie Maritime Belge SA	1,490	44,168
Delhaize Group SA	9,331	713,815
Euronav NV	8,137	177,862
Mobistar SA	5,395	369,855
Sofina SA	4,796	466,276

		3,645,101

Bermuda — 0.4%
Cafe de Coral Holdings Ltd.	96,000	219,249
Catlin Group Ltd.	40,775	223,267
Dairy Farm International Holdings Ltd.	72,000	431,280
Endurance Specialty Holdings Ltd.	2,800	104,244
Esprit Holdings Ltd.	21,211	140,730
First Pacific Co.	204,000	123,986
Great Eagle Holdings Ltd.	37,000	95,941
Hiscox Ltd.	60,874	310,203
Lazard Ltd. (Class A Stock)	15,500	588,535
Pacific Basin Shipping Ltd.	320,000	229,350
Ports Design Ltd.	13,000	40,082
Public Financial Holdings Ltd.	26,000	14,808
RenaissanceRe Holdings Ltd.	10,300	547,445
Shenzhen International Holdings	530,000	40,050
SIM Technology Group Ltd.	182,000	23,490
Texwinca Holdings Ltd.	552,000	513,055
Transport International Holdings Ltd.	31,600	89,585
Tsakos Energy Navigation Ltd.(a)	3,700	54,242
VTech Holdings Ltd.	28,000	267,060
Yue Yuen Industrial Holdings Ltd.	233,500	676,040

		4,732,642

Brazil — 0.6%
AES Tiete SA (PRFC Shares)	23,300	267,662
Banco ABC Brasil SA (PRFC Shares)	3,200	21,689
Banco Bradesco SA (PRFC Shares)	28,300	591,358
Banco Daycoval SA (PRFC Shares)	3,000	16,852
Banco do Brasil SA	13,100	223,475
Banco Sofisa SA (PRFC Shares)	8,000	24,538
Bradespar SA (PRFC Shares)	14,400	318,686
Centrais Eletricas Brasileiras SA (PRFC B Shares)	12,400	225,921
Centrais Eletricas de Santa Catarina SA (PRFC B Shares)	1,000	20,161
Cia de Bebidas das Americas (PRFC Shares), ADR	1,900	192,071
Cia de Gas de Sao Paulo (PRFC A Shares)	3,600	70,304
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	9,600	375,552

SEE NOTES TO FINANCIAL STATEMENTS.
A268

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

Brazil (cont’d.)
Cia de Transmissao de Energia Eletrica Paulista (PRFC Shares)	2,200	$65,393
Cia Energetica de Minas Gerais (PRFC Shares)	2,375	43,107
Cia Energetica de Minas Gerais, ADR(a)	9,663	174,514
Cia Energetica do Ceara (PRFC A Shares)	7,100	125,810
CPFL Energia SA	1,817	36,851
EDP – Energias do Brasil SA	8,300	159,945
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (PRFC B Shares)	11,000	217,978
Ferbasa-Ferro Ligas Da Bahia (PRFC Shares)	13,300	89,380
Grendene SA	19,300	110,302
Investimentos Itau SA (PRFC Shares)	55,000	374,354
Light SA	13,700	204,438
Natura Cosmeticos SA	29,300	611,076
Petroleo Brasileiro SA, ADR	12,100	576,928
Souza Cruz SA	9,164	304,028
Tele Norte Leste Participacoes SA (PRFC Shares)	3,600	76,714
Telecomunicacoes de Sao Paulo SA, ADR	7,600	189,772
Vale SA, ADR	6,600	163,812

		5,872,671

Canada — 2.4%
AGF Management Ltd. (Class B Stock)	22,600	367,357
Alimentation Couche Tard, Inc. (Class B Stock)	55,200	1,098,880
AltaGas Income Trust	32,700	587,809
ATCO Ltd. (Class I Stock)	9,000	397,313
Avenir Diversified Income Trust	20,900	97,920
Bank of Montreal	7,600	405,852
Bank of Nova Scotia	1,700	80,006
Baytex Energy Trust	15,800	448,688
BCE, Inc.	4,700	130,325
Bell Aliant Regional Communications Income Fund	14,700	393,977
Canadian National Railway Co.	13,600	745,637
Canadian Natural Resources Ltd.	13,900	1,010,087
Cenovus Energy, Inc.	26,131	662,114
Chemtrade Logistics Income Fund	1,900	20,002
CML Healthcare Income Fund	32,400	428,757
Davis & Henderson Income Fund	26,300	425,487
Daylight Resources Trust	62,900	612,852
Empire Co. Ltd. (Class A Stock)	7,300	332,944
EnCana Corp.	41,281	1,346,364
Enerplus Resources Fund (XNYS)	5,500	126,280
Enerplus Resources Fund (XTSE)	19,600	453,713
Fairfax Financial Holdings Ltd.	1,400	548,836
Freehold Royalty Trust	3,700	53,385
George Weston Ltd.	2,800	179,161
Grande Cache Coal Corp.*	33,800	173,226
Husky Energy, Inc.	5,815	167,247
IGM Financial, Inc.	22,400	908,337
Industrial Alliance Insurance and Financial Services, Inc.	2,800	86,207
InnVest Real Estate Investment Trust, REIT	2,300	11,700
Keyera Facilities Income Fund	3,736	87,412
Labrador Iron Ore Royalty Income Fund	6,500	271,659
Laurentian Bank of Canada	9,800	400,583
Magna International, Inc. (Class A Stock)	10,600	536,148
Manitoba Telecom Services, Inc.	3,800	121,719
Medical Facilities Corp.	2,100	18,152
Metro, Inc. (Class A Stock)	3,100	116,252
Mullen Group Ltd.	4,600	71,649
NAL Oil & Gas Trust	42,700	560,977
National Bank of Canada	23,400	1,347,819
Noranda Income Fund	10,400	25,357
North West Co. Fund	2,900	52,684
Pan American Silver Corp.*	10,800	257,148
Paramount Energy Trust	67,000	334,407
Parkland Income Fund	13,800	176,813
Pengrowth Energy Trust	77,500	752,139
Power Corp. of Canada	5,600	156,405
Power Financial Corp.	4,400	130,757
Ritchie Bros. Auctioneers, Inc.	4,900	110,992
Rogers Communications, Inc. (Class B Stock)	41,000	1,281,532
Royal Bank of Canada	9,100	490,740
Shaw Communications, Inc. (Class B Stock)	9,800	203,056
ShawCor Ltd. (Class A Stock)	12,000	336,760
Sherritt International Corp.	76,500	480,571
Shoppers Drug Mart Corp.	19,600	851,017
Sino-Forest Corp.*	16,100	298,339
TMX Group, Inc.	36,300	1,149,896
Toromont Industries Ltd.	14,700	390,604
Toronto-Dominion Bank (The)	19,200	1,210,912
TransForce, Inc.	6,300	50,600
Wajax Income Fund	6,800	141,936
Western Coal Corp.*	56,700	176,739
Westshore Terminals Income Fund	44,800	612,554
Yamana Gold, Inc.	26,200	298,156
Zargon Energy Trust	16,400	301,860

		26,104,807

Cayman Islands — 0.3%
Bosideng International Holdings Ltd.	344,000	76,672
China Shineway Pharmaceutical Group Ltd.	31,000	57,868
Garmin Ltd.(a)	22,700	696,890
Hengan International Group Co. Ltd.	73,000	540,510
Himax Technologies, Inc., ADR	13,400	37,118
Honghua Group Ltd.	576,000	114,120
Ju Teng International Holdings Ltd.	306,000	303,188

SEE NOTES TO FINANCIAL STATEMENTS.
A269

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

Cayman Islands (cont’d.)
Kingboard Chemical Holdings Ltd.	30,500	$120,167
Norstar Founders Group Ltd.*	84,000	—
Shenzhou International Group Holdings Ltd.	235,000	306,026
Tencent Holdings Ltd.	29,900	646,669

		2,899,228

Chile — 0.1%
Almendral SA	462,656	47,866
Banco Santander Chile	898,851	54,290
Cia Cervecerias Unidas SA	4,987	39,212
Cia Cervecerias Unidas SA, ADR	900	35,118
CorpBanca SA	7,622,622	61,588
Embotelladora Andina SA (PRFC B Shares)	22,993	78,705
Empresa Nacional de Telecomunicaciones SA	6,255	90,574
Enersis SA	234,994	107,205
Enersis SA, ADR	500	11,430
Inversiones Aguas Metropolitanas SA	68,999	82,807
Madeco SA	413,268	26,061

		634,856

China — 0.2%
Bank of China Ltd. (Class H Stock)	1,451,000	779,755
China Construction Bank Corp. (Class H Stock)	381,000	325,430
Great Wall Technology Co. Ltd. (Class H Stock)	82,000	30,276
Tsingtao Brewery Co. Ltd. (Class H Stock)	116,000	641,649

		1,777,110

Czech Republic — 0.1%
CEZ A/S	6,687	313,977
Komercni Banka A/S	417	89,354
Telefonica O2 Czech Republic A/S	34,298	782,546

		1,185,877

Denmark — 0.2%
Coloplast A/S (Class B Stock)	3,461	312,986
D/S Norden	6,910	278,167
H. Lundbeck A/S	11,030	199,281
Novo Nordisk A/S (Class B Stock)	21,162	1,351,019
Novozymes A/S (Class B Stock)	850	88,432
Torm A/S	10,356	100,926
William Demant Holding*	3,156	237,209

		2,568,020

Finland — 0.3%
Elisa Oyj	17,637	402,554
Kesko Oyj (Class B Stock)	5,402	178,389
Konecranes Oyj	9,595	261,897
Orion Oyj (Class B Stock)	34,846	751,503
Pohjola Bank PLC	56,832	612,944
Sampo Oyj (Class A Stock)	7,675	186,963
Wartsila Oyj	26,329	1,055,325

		3,449,575

France — 1.6%
ABC Arbitrage	23,194	218,379
Affine SA, REIT	503	11,719
Air Liquide SA	4,180	497,118
AXA SA	26,251	616,346
BioMerieux SA	5,737	670,300
BNP Paribas	1,086	86,139
Bouygues SA	2,287	118,462
Carrefour SA	11,700	561,211
Casino Guichard Perrachon SA	6,988	622,596
Cegid Group	897	20,042
Christian Dior SA	8,026	822,502
Cie Generale d’Optique International SA	12,422	742,979
Ciments Francais SA	1,089	115,377
CNP Assurances SA	2,514	243,444
Credit Agricole SA	27,627	484,850
Dassault Systemes SA	1,992	113,434
Eiffage SA	2,393	134,876
Fonciere des Regions, REIT	688	70,350
France Telecom SA	36,833	920,392
GDF Suez	16,045	695,085
GL Events	651	15,995
Hermes International	4,708	626,741
ICADE, REIT	730	69,892
Iliad SA	597	71,344
Ipsen SA	5,544	307,411
L’Oreal SA	4,082	455,901
LVMH Moet Hennessy Louis Vuitton SA	3,600	403,659
Neopost SA	558	46,055
Nexity	10,921	396,876
PPR	2,953	354,463
Publicis Groupe SA	14,454	587,701
Rallye SA	2,862	99,977
SA des Ciments Vicat	12,636	1,062,613
Sanofi-Aventis SA	2,305	181,272
Schneider Electric SA	4,563	530,552
SCOR SE	48,990	1,230,728
Societe de la Tour Eiffel, REIT	461	34,706
Societe des Autoroutes Paris-Rhin-Rhone*	1,449	111,564
Sodexo	5,811	330,645
Sopra Group SA	978	69,407
Sword Group	505	17,709
Technip SA	2,587	182,012
Total SA	4,702	302,009
Vallourec SA	1,143	206,790
Vinci SA	25,143	1,414,822
Vivendi	15,606	463,181

		17,339,626

Gabon
Total Gabon	909	340,651

SEE NOTES TO FINANCIAL STATEMENTS.
A270

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

Germany — 0.6%
Allianz SE	5,961	$738,925
Aurubis AG	14,178	611,798
BASF SE	3,098	191,737
Bilfinger Berger AG	1,737	133,028
Deutsche Lufthansa AG	20,743	350,260
Deutsche Telekom AG	23,996	352,016
Dyckerhoff AG (PRFC Shares)	462	27,485
EnBW Energie Baden-Wuerttemberg AG	207	11,870
Fuchs Petrolub AG (PRFC Shares)	2,979	275,249
Generali Deutschland Holding AG	1,158	121,946
Gildemeister AG	8,681	140,012
Hugo Boss AG (PRFC Shares)	3,177	111,350
Indus Holding AG	2,264	39,000
Jungheinrich AG (PRFC Shares)	3,720	70,778
K+S AG	500	28,517
MAN SE	1,131	87,757
Metro AG	5,122	312,815
MTU Aero Engines Holding AG	16,072	874,710
Muenchener Rueckversicherungs-Gesellschaft AG	3,591	559,333
Rational AG	835	141,285
SAP AG	11,396	543,283
Sixt AG	1,553	48,857
Takkt AG	2,718	27,859
Volkswagen AG (PRFC Shares)	2,214	208,840
VTG AG	1,895	31,301
Wincor Nixdorf AG	4,237	290,187

		6,330,198

Greece — 0.2%
Hellenic Exchanges SA Holding Clearing Settlement and Registry	13,964	144,908
Hellenic Petroleum SA	7,311	81,852
Hellenic Telecommunications Organization SA	10,451	153,394
Jumbo SA	25,287	319,744
Mytilineos Holdings SA	51,467	366,270
OPAP SA	49,855	1,095,326

		2,161,494

Guernsey — 0.4%
Amdocs Ltd.*	85,700	2,445,021
Gottex Fund Management Holdings Ltd.	3,874	29,415
HSBC Infrastructure Co. Ltd. (Class C Stock), ETF*	609,349	1,030,968
HSBC Infrastructure Co. Ltd., ETF	609,349	1,122,474

		4,627,878

Hong Kong — 0.4%
Champion, REIT	65,000	27,532
China Mobile Ltd.	117,000	1,088,628
China Pharmaceutical Group Ltd.	352,000	194,548
CNOOC Ltd.	591,000	920,744
GZ1 Real Estate Investment Trust	68,000	25,688
Hang Seng Bank Ltd.	40,300	592,893
Hong Kong Aircraft Engineerg Co. Ltd.	31,200	403,622
Hopewell Holdings Ltd.	138,000	444,942
Hysan Development Co. Ltd.	48,000	135,844
Silver Grant International	196,000	73,319
Television Broadcasts Ltd.	17,000	81,675

		3,989,435

Hungary
Magyar Telekom Telecommunications PLC	88,257	342,303

India — 0.1%
Infosys Technologies Ltd., ADR	13,400	740,618

Indonesia — 0.2%
Astra International Tbk PT	89,000	327,199
Bank Bukopin Tbk PT	1,023,000	40,507
Bank Central Asia Tbk PT	727,000	372,127
Bumi Resources Tbk PT	1,117,500	284,531
Indo Tambangraya Megah PT	110,000	371,827
Kalbe Farma Tbk PT	855,500	117,209
Medco Energi Internasional Tbk PT	573,000	148,896
Unilever Indonesia Tbk PT	200,500	232,557

		1,894,853

Ireland — 0.1%
Accenture PLC (Class A Stock)	21,800	904,700
Anglo Irish Bank Corp. PLC (ISE)*	2,500	—
Anglo Irish Bank Corp. PLC (XLON)*	20,646	—
Paddy Power PLC	10,588	370,245
Total Produce PLC	67,493	31,445

		1,306,390

Israel — 0.2%
Bezeq Israeli Telecommunication Corp. Ltd.	305,755	770,897
Cellcom Israel Ltd.	13,682	431,767
Check Point Software Technologies Ltd.*	17,700	599,676
Gazit Globe Ltd.	5,566	54,415
Israel Discount Bank Ltd. (Class A Stock)*	67,917	160,215
Osem Investment Ltd.	2,641	36,777
Partner Communications Co. Ltd.	10,578	214,404
Partner Communications Co. Ltd., ADR	6,300	128,205

		2,396,356

Italy — 0.4%
ACEA SpA	10,430	111,801
Ansaldo STS SpA	15,778	300,700
Autostrada Torino-Milano SpA	8,981	132,746
Banca Monte dei Paschi di Siena SpA	35,789	62,565
Banca Popolare dell’Emilia Romagna Scrl	25,791	384,183
Brembo SpA	999	7,415
Buzzi Unicem SpA	8,944	143,899

SEE NOTES TO FINANCIAL STATEMENTS.
A271

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

Italy (cont’d.)
Enel SpA	47,512	$275,065
ENI SpA	10,476	266,780
Esprinet SpA	5,721	74,503
Exprivia SpA	4,992	8,735
Fondiaria-SAI SpA	5,675	90,218
Geox SpA	5,516	38,132
Italcementi SpA	7,072	96,735
MARR SpA	1,023	8,761
Mediaset SpA	22,053	181,318
Milano Assicurazioni SpA	28,302	82,774
Piccolo Credito Valtellinese Scarl	10,202	82,008
Recordati SpA	97,986	727,273
Telecom Italia SpA	197,408	307,946
Tod’s SpA	5,933	440,521
UniCredit SpA*	196,253	656,222
Unione di Banche Italiane ScpA	7,904	113,295

		4,593,595

Japan — 3.3%
Aeon Co. Ltd.	13,900	112,821
Aichi Corp.	6,900	26,059
Air Water, Inc.	26,000	306,253
Alconix Corp.	700	25,595
Alpen Co. Ltd.	5,200	77,355
AOC Holdings, Inc.	14,000	74,997
Arcs Co. Ltd.	8,300	109,153
Astellas Pharma, Inc.	41,400	1,544,587
Canon Finetech, Inc.	1,600	21,061
Chubu Shiryo Co. Ltd.	1,000	9,642
Chubu Steel Plate Co. Ltd.	4,700	25,027
Circle K Sunkus Co. Ltd.	14,000	172,700
Cosmo Oil Co. Ltd.	25,000	52,531
Cosmos Pharmaceutical Corp.	7,500	189,246
Create SD Holdings Co. Ltd.	500	9,544
Crescendo Investment Corp., REIT	14	17,659
Daiichikosho Co. Ltd.	3,300	37,245
Daishi Bank Ltd. (The)	17,000	56,800
Daito Trust Construction Co. Ltd.	11,200	530,303
Daiwa Industries Ltd.	5,000	23,083
Duskin Co. Ltd.	12,200	217,428
Eisai Co. Ltd.	12,800	470,607
Excel Co. Ltd.	2,400	27,393
FamilyMart Co. Ltd.	5,000	147,608
Fuji Electronics Co. Ltd.	3,500	30,302
Fujitsu Ltd.	103,000	668,306
Furusato Industries Ltd.	700	3,980
Fuyo General Lease Co. Ltd.	1,200	25,394
H2O Retailing Corp.	44,000	254,790
Hankyu Reit, Inc., REIT	7	26,815
Hisamitsu Pharmaceutical Co., Inc.	9,800	316,494
Hitachi Capital Corp.	23,900	290,584
Hitachi Transport System Ltd.	28,700	367,823
Hokuhoku Financial Group, Inc.	81,000	165,615
Hosiden Corp.	9,400	100,659
Inaba Denki Sangyo Co. Ltd.	1,100	25,195
INPEX Corp.	119	899,772
IT Holdings Corp.	28,700	328,500
ITC Networks Corp.	18	39,833
ITOCHU Corp.	62,000	457,980
Itochu Enex Co. Ltd.	24,100	99,263
Japan Office Investment Corp., REIT	15	14,688
Japan Prime Realty Investment Corp., REIT	77	159,996
Japan Real Estate Investment Corp., REIT	11	81,090
Japan Retail Fund Investment Corp., REIT	13	58,464
JFE Shoji Holdings, Inc.	33,000	118,291
Kagoshima Bank Ltd. (The)	8,000	55,984
Kamigumi Co. Ltd.	64,000	466,995
Kanamoto Co. Ltd.	4,000	17,007
Kanematsu Electronics Ltd.	1,000	8,780
Kato Sangyo Co. Ltd.	4,000	73,210
Kawasumi Laboratories, Inc.	4,000	23,740
KDDI Corp.	242	1,281,805
Kenedix Realty Investment Corp., REIT	19	52,020
Kirindo Co. Ltd.	3,200	13,668
Kyowa Exeo Corp.	46,000	391,402
Lawson, Inc.	11,300	499,067
Lion Corp.	18,000	87,807
Marubeni Corp.	124,000	684,973
Matsumotokiyoshi Holdings Co. Ltd.	2,400	52,834
Meisei Industrial Co. Ltd.	9,000	19,256
MID Reit, Inc., REIT	40	84,683
Miraca Holdings, Inc.	7,700	211,912
Mitsubishi Corp.	2,700	67,253
Mitsui & Co. Ltd.	13,000	184,420
Miura Co. Ltd.	12,700	321,506
Mochida Pharmaceutical Co. Ltd.	22,000	196,788
Money Partners Group Co. Ltd.	144	53,168
Namco Bandai Holdings, Inc.	48,900	467,142
Namura Shipbuilding Co. Ltd.	4,700	24,082
NEC Fielding Ltd.	4,000	54,092
NEC Mobiling Ltd.	2,100	51,514
NEC Networks & System Integration Corp.	3,300	39,860
Nihon Unisys Ltd.	10,000	71,564
Nintendo Co. Ltd.	4,100	979,232
Nippon Building Fund, Inc., REIT	21	159,603
Nippon Commercial Investment Corp., REIT	62	90,027
Nippon Mining Holdings, Inc.	85,500	366,949
Nippon Oil Corp.	76,000	352,344
Nippon Residential Investment Corp., REIT	23	55,872
Nippon Telegraph & Telephone Corp.	15,200	600,447
Nisshin Seifun Group, Inc.	20,000	270,280
Nitori Co. Ltd.	2,250	167,472
Nomura Real Estate Office Fund, Inc., REIT	80	435,090
Nomura Research Institute Ltd.	20,800	409,054
NS Solutions Corp.	7,500	118,279
NTT Data Corp.	263	815,528

SEE NOTES TO FINANCIAL STATEMENTS.
A272

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

Japan (cont’d.)
NTT DoCoMo, Inc.	965	$1,346,646
Obic Co. Ltd.	790	128,982
Okabe Co. Ltd.	6,500	21,251
Okinawa Cellular Telephone Co.	8	13,424
Ono Pharmaceutical Co. Ltd.	4,800	206,056
Oracle Corp. Japan	5,200	216,659
Orix JREIT, Inc., REIT	32	159,767
Osaka Gas Co. Ltd.	104,000	350,510
Osaka Steel Co. Ltd.	5,300	89,076
Otsuka Corp.	4,700	234,428
Pacific Golf Group International Holdings KK	150	102,403
Pal Co. Ltd.	1,600	27,731
Point, Inc.	4,450	248,643
Premier Investment Corp., REIT	9	29,471
Rengo Co. Ltd.	81,000	481,440
Ricoh Co. Ltd.	20,000	286,575
Right On Co. Ltd.	2,800	21,610
Rohto Pharmaceutical Co. Ltd.	3,000	34,601
Ryoden Trading Co. Ltd.	3,000	14,772
Ryohin Keikaku Co. Ltd.	7,400	269,329
Ryosan Co. Ltd.	1,800	42,350
Ryoshoku Ltd.	600	15,695
San-In Godo Bank Ltd. (The)	29,000	225,920
Sanshin Electronics Co. Ltd.	1,500	10,298
Santen Pharmaceutical Co. Ltd.	10,700	343,712
Sekisui Jushi Corp.	1,000	7,705
Seven & I Holdings Co. Ltd.	44,700	912,705
Seven Bank Ltd.	89	177,676
Shimamura Co. Ltd.	5,900	563,734
Shin-Etsu Chemical Co. Ltd.	15,300	863,813
Shinsho Corp.	11,000	18,444
Showa Sangyo Co. Ltd.	3,000	9,716
Siix Corp.	3,900	48,128
Sojitz Corp.	221,900	419,856
Sony Financial Holdings, Inc.	282	733,885
Sumitomo Corp.	62,300	634,385
Sundrug Co. Ltd.	10,400	232,024
Sysmex Corp.	2,300	120,260
Takeda Pharmaceutical Co. Ltd.	34,200	1,409,083
Teikoku Piston Ring Co. Ltd.	3,600	14,001
Terumo Corp.	7,000	421,889
Token Corp.	620	13,916
TonenGeneral Sekiyu K.K.	40,000	334,220
Toppan Forms Co. Ltd.	68,800	717,499
Toyo Suisan Kaisha Ltd.	7,000	161,425
Toyota Tsusho Corp.	42,300	625,936
Trend Micro, Inc.*	5,500	208,913
Unicharm Corp.	2,000	187,492
Unicharm Petcare Corp.	2,500	76,362
USS Co. Ltd.	5,500	335,754
Valor Co. Ltd.	12,800	99,153
Yahoo! Japan Corp.	349	104,933
Yamato Holdings Co. Ltd.	32,000	445,442
Yamato Kogyo Co. Ltd.	26,200	856,616

		34,871,554

Luxembourg — 0.2%
ArcelorMittal	3,858	176,335
d’Amico International Shipping SA	27,568	43,138
Oriflame Cosmetics SA	825	49,189
SES SA, FDR	33,447	753,470
Stolt-Nielsen SA	8,500	117,079
Tenaris SA	20,155	434,358

		1,573,569

Malaysia — 0.2%
Berjaya Sports Toto Bhd	41,571	52,650
British American Tobacco Malaysia Bhd	19,100	238,409
Digi.Com Bhd	14,100	90,383
Hong Leong Bank Bhd	204,500	484,532
Kulim Malaysia Bhd	32,900	72,353
Multi-Purpose Holdings Bhd	215,600	117,398
Nestle Malaysia Bhd	4,800	46,402
Petronas Dagangan Bhd	172,600	438,557
Public Bank Bhd	31,800	104,856
RHB Capital Bhd	46,200	71,300
Tan Chong Motor Holdings Bhd	17,500	15,896
Telekom Malaysia Bhd	398,400	355,345
YTL Power International Bhd	1	1

		2,088,082

Marshall Island
Paragon Shipping, Inc. (Class A Stock)	5,900	26,845
Teekay Tankers Ltd. (Class A Stock)	1,400	11,942

		38,787

Mexico — 0.1%
America Movil SAB de CV (Class L Stock), ADR	2,300	108,054
Grupo Elektra SAB de CV (Class A Stock)	7,985	385,150
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	15,400	68,948
Wal-Mart de Mexico SAB de CV (Class V Stock)	100,900	449,662

		1,011,814

Netherlands — 0.7%
Accell Group	4,405	183,573
Arcadis NV	34,757	784,545
Brit Insurance Holdings NV	72,821	229,981
Fugro NV	20,785	1,193,874
Heineken Holding NV	3,622	151,483
Imtech NV	17,995	484,910
Koninklijke Ahold NV	23,450	310,681
Koninklijke BAM Groep NV	14,992	155,031
Koninklijke DSM NV	5,080	249,598
Koninklijke KPN NV	41,980	713,553
Koninklijke Vopak NV*	6,254	495,657
Nutreco Holding NV	2,653	149,126
Schlumberger Ltd.	14,600	950,314

SEE NOTES TO FINANCIAL STATEMENTS.
A273

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

Netherlands (cont’d.)
Sligro Food Group NV	25,726	$882,496
Smit Internationale NV	1,629	140,005
Unilever NV	21,872	711,863
Vastned Offices/Industrial, REIT	1,731	29,193

		7,815,883

New Zealand
Air New Zealand Ltd.	28,501	25,013
Kiwi Income Property Trust, REIT	62,603	47,297

		72,310

Norway — 0.2%
Atea ASA	6,600	56,818
Eltek ASA*	48,000	26,535
Olsen (Fred) Energy ASA	23,900	915,309
Petroleum Geo-Services ASA*	17,400	199,194
SpareBank 1 SMN	4,400	40,801
SpareBank 1 SR-Bank	3,000	25,893
Statoil ASA	6,870	171,335
Tandberg ASA	8,800	250,276
TGS Nopec Geophysical Co. ASA*	19,800	357,627

		2,043,788

Philippines — 0.1%
Globe Telecom, Inc.	9,510	187,026
Metropolitan Bank & Trust	55,100	53,348
Philippine Long Distance Telephone Co., ADR	1,900	107,673
SM Prime Holdings, Inc.	970,700	204,438
Union Bank of Philippines	17,400	13,937

		566,422

Poland — 0.1%
KGHM Polska Miedz SA	10,897	401,698
Powszechna Kasa Oszczednosci Bank Polski SA	5,201	68,616
Telekomunikacja Polska SA	16,368	90,506

		560,820

Portugal
Banco Espirito Santo SA	12,468	81,204
Portugal Telecom SGPS SA	14,503	176,967

		258,171

Russia
Mobile Telesystems OJSC, ADR	6,300	308,007

Singapore — 0.7%
Boustead Singapore Ltd.	65,000	35,915
CapitaCommercial Trust, REIT	69,000	57,138
Cosco Corp. Singapore Ltd.	90,000	75,464
DBS Group Holdings Ltd.	14,000	152,194
Frasers Commercial Trust, REIT	1,564,000	154,943
Jardine Cycle & Carriage Ltd.	21,920	418,516
Jaya Holdings Ltd.	201,000	85,786
Keppel Corp. Ltd.	199,000	1,159,202
MobileOne Ltd.	482,000	647,974
Oversea-Chinese Banking Corp. Ltd.	36,000	231,809
SembCorp Industries Ltd.	543,000	1,418,875
SembCorp Marine Ltd.	233,000	607,935
SIA Engineering Co. Ltd.	189,000	447,519
Singapore Post Ltd.	467,000	334,735
Singapore Technologies Engineering Ltd.	238,000	547,774
SMRT Corp. Ltd.	61,000	82,840
StarHub Ltd.	269,000	410,835
Suntec Real Estate Investment Trust	84,000	80,413
UOL Group Ltd.	55,000	158,500
Venture Corp. Ltd.	47,000	294,845

		7,403,212

South Africa — 0.2%
Aveng Ltd.	20,452	110,185
Exxaro Resources Ltd.	29,178	410,711
Foschini Ltd.	14,793	120,607
Grindrod Ltd.	60,059	144,436
Massmart Holdings Ltd.	3,870	46,858
Metorex Ltd.*	144,281	93,230
Mr. Price Group Ltd.	54,095	255,746
Nedbank Group Ltd.	7,947	133,551
Pick’n Pay Holdings Ltd.	7,468	17,792
Remgro Ltd.	29,347	353,808
Sasol Ltd.	5,209	208,746
Woolworths Holdings Ltd.	6,368	15,322

		1,910,992

South Korea — 0.3%
Daishin Securities Co. Ltd.	13,260	178,154
Daishin Securities Co. Ltd. (PRFC Shares)	2,450	19,691
Dongbu Insurance Co. Ltd.	2,220	61,705
GS Home Shopping, Inc.*	1,503	110,595
Hanil E-Wha Co. Ltd.*	14,220	62,307
Husteel Co. Ltd.*	1,500	20,614
Hyundai Heavy Industries Co. Ltd.*	4,664	692,532
Hyundai Mipo Dockyard*	934	82,445
Hyundai Motor Co. (PRFC Shares)*	1,000	32,047
ISU Chemical Co. Ltd.*	3,810	48,418
IsuPetasys Co. Ltd.	19,660	34,978
KT&G Corp.*	7,319	404,769
Kumho Industrial Co. Ltd. (PRFC Shares)*	3,910	10,652
LG Corp.*	5,144	321,308
LG Display Co. Ltd.*	6,400	216,387
LG Telecom Ltd.*	16,660	121,410
Nexen Corp.*	300	13,839
Poongsan Holdings Corp.*	3,360	58,921
S1 Corp.*	9,602	399,165
Samsung Fire & Marine Insurance Co. Ltd.	2,346	401,562
SeAH Steel Corp.*	1,100	34,219
Sebang Co. Ltd.*	4,060	47,661
Sejong Industrial Co. Ltd.*	1,800	10,084
SK Telecom Co. Ltd., ADR	5,100	82,926
Sungwoo Hitech Co. Ltd.*	9,453	101,169
Uangel Corp.*	1,940	11,388

SEE NOTES TO FINANCIAL STATEMENTS.
A274

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

South Korea (cont’d.)
Uniquest Corp.*	2,870	$9,429
Yuhan Corp.*	472	72,149

		3,660,524

Spain — 1.0%
Almirall SA	18,796	246,038
Banco Bilbao Vizcaya Argentaria SA	63,936	1,165,234
Banco Popular Espanol SA	7,555	55,495
Banco Santander SA	4,854	80,211
Bolsas y Mercados Espanoles SA	2,305	74,344
Construcciones y Auxiliar de Ferrocarriles SA	1,905	1,027,299
Corp. Financiera Alba	11,751	613,613
Criteria Caixacorp SA	267,673	1,267,839
Duro Felguera SA	32,909	339,909
Gas Natural SDG SA	11,777	253,857
IBERDROLA SA	41,648	399,103
Indra Sistemas SA	2,819	66,726
Industria de Diseno Textil SA	12,222	763,294
Mapfre SA	102,087	428,717
Miquel y Costas & Miquel SA	227	4,878
Obrascon Huarte Lain SA	12,597	338,943
Obrascon Huarte Lain SA, 109 Shares	2,519	68,214
Prosegur Cia de Seguridad SA	9,821	480,829
Red Electrica Corp. SA	1,536	85,712
Repsol YPF SA	27,129	727,995
Tecnicas Reunidas SA	8,758	503,672
Telefonica SA	22,495	629,613
Zardoya Otis SA	28,364	552,045

		10,173,580

Sweden — 0.6%
Atlas Copco AB (Class A Stock)	7,200	105,839
Axfood AB	28,600	834,278
B&B Tools AB (Class B Stock)	3,081	41,296
Getinge AB (Class B Stock)	27,766	530,664
Hennes & Mauritz AB (Class B Stock)	11,891	659,199
Kinnevik Investment AB	32,099	478,523
Klovern AB	15,500	49,517
Kungsleden AB	5,155	35,259
NCC AB (Class B Stock)	10,688	175,164
Nordea Bank AB	72,934	738,968
Peab AB	34,559	221,494
Svenska Cellulosa AB SCA (Class B Stock)	37,597	501,270
Svenska Handelsbanken AB (Class A Stock)	7,657	218,147
TeliaSonera AB	208,700	1,508,401

		6,098,019

Switzerland — 0.9%
Alcon, Inc.(a)	9,400	1,544,890
Alpiq Holding AG	222	92,349
Baloise Holding AG	5,640	468,274
Banque Cantonale Vaudoise	628	248,710
Compagnie Financiere Tradition SA	551	65,453
Galenica AG	1,004	363,588
Geberit AG	2,867	508,258
Helvetia Holding AG	1,591	492,725
Kuehne & Nagel International AG	7,101	690,425
Kuoni Reisen Holding AG	237	79,937
Lindt & Spruengli AG	11	270,137
Nestle SA	23,813	1,155,732
Noble Corp.	4,300	175,010
Novartis AG	12,194	665,905
Roche Holding AG	4,130	706,283
Schindler Holding AG	3,115	238,516
SGS SA	568	741,513
Sika AG	28	43,537
Sonova Holding AG	5,817	704,730
Straumann Holding AG	411	115,436
Sulzer AG	1,728	135,561
Swatch Group AG (The)	486	123,017
Zurich Financial Services AG	539	117,838

		9,747,824

Taiwan — 0.6%
Acer, Inc.	91,000	273,067
Alpha Networks, Inc.	32,639	28,716
Altek Corp.	77,796	158,557
Asia Polymer	28,000	22,997
Asustek Computer, Inc.	132,158	254,546
Chicony Electronics Co. Ltd.	179,000	431,274
Chunghwa Telecom Co. Ltd., ADR	16,030	297,677
Coretronic Corp.	101,000	145,838
Far EasTone Telecommunications Co. Ltd.	80,000	95,790
HTC Corp.	34,250	392,388
Inventec Co. Ltd.	388,300	232,359
L&K Engineering Co. Ltd.	15,000	20,402
Maxtek Technology Co. Ltd.	63,000	79,483
MediaTek, Inc.	27,000	469,113
MIN AIK Technology Co. Ltd.	42,000	59,681
O-TA Precision Industry Co. Ltd.	12,000	16,615
Powertech Technology, Inc.	68,250	231,213
Quanta Computer, Inc.	199,513	432,874
Shih Wei Navigation Co. Ltd.	66,000	94,204
Sinon Corp.	142,000	64,668
Taiwan Mobile Co. Ltd.	190,000	370,404
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	43,340	495,810
Transcend Information, Inc.	112,000	419,020
Ttet Union Corp.	66,000	78,527
U-Ming Marine Transport Corp.	20,000	40,452
Wistron Corp.	399,619	773,847
Yufo Electronics Co. Ltd.	59,000	80,632

		6,060,154

Thailand — 0.2%
Bangchak Petroleum PCL, NVDR	210,600	94,080
Bangkok Bank PCL	108,800	380,882
Bangkok Expressway PCL, NVDR	98,600	61,520
Charoen Pokphand Foods PCL, NVDR	1,399,600	478,535
SEE NOTES TO FINANCIAL STATEMENTS.
A275

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

Thailand (cont’d.)
Lanna Resources PCL (The), NVDR	162,300	$78,410
Padaeng Industry PCL, NVDR	47,700	29,968
Property Perfect PCL, NVDR	227,500	26,350
PTT Exploration & Production PCL, NVDR	137,600	607,044
PTT PCL	17,600	129,862
PTT PCL, NVDR	9,100	67,180
Ratchaburi Electricity Generating Holding PCL, NVDR	22,500	23,755
Thai Union Frozen Products PCL, NVDR	27,900	25,364

		2,002,950

Turkey — 0.1%
Anadolu Sigorta	121,887	110,030
Finansbank A/S*	4,715	19,039
Pinar SUT Mamulleri Sanayii A/S	11,981	60,190
Turk Ekonomi Bankasi A/S*	118,264	221,077
Turk Hava Yollari	133,141	507,609
Turk Telekomunikasyon A/S	44,477	135,587
Turkcell Iletisim Hizmet A/S	17,214	121,593
Turkcell Iletisim Hizmet A/S, ADR	8,600	150,414

		1,325,539

United Kingdom — 2.5%
Admiral Group PLC	34,087	651,768
Aero Inventory PLC*	16,478	—
Aggreko PLC	2,220	33,141
Alliance Trust PLC (The)	53,855	284,876
Arriva PLC	37,501	299,170
AstraZeneca PLC	44,614	2,096,731
Aveva Group PLC	982	15,973
Aviva PLC	121,788	774,710
BAE Systems PLC	18,883	109,289
Balfour Beatty PLC	61,294	255,065
Barclays PLC	10,962	48,304
Beazley PLC	32,274	51,949
BG Group PLC	54,233	979,245
BHP Billiton PLC	23,724	756,320
Booker Group PLC	184,858	137,003
BP PLC	77,099	744,480
British American Tobacco PLC	23,071	748,960
Britvic PLC	61,542	403,561
Capita Group PLC (The)	74,893	905,567
Charter International PLC	26,748	309,858
Chaucer Holdings PLC	245,417	181,706
Cineworld Group PLC	3,661	8,859
Close Brothers Group PLC	8,022	89,148
Compass Group PLC	48,677	348,356
Cranswick PLC	1,247	15,781
Dairy Crest Group PLC	9,832	57,328
Davis Service Group PLC	43,613	279,773
De La Rue PLC	2,604	41,387
Delta PLC	43,772	98,449
Diageo PLC	10,833	188,994
Dimension Data Holdings PLC	597,268	718,869
Drax Group PLC	20,861	139,077
DS Smith PLC	66,306	135,617
Ensco International PLC, ADR	27,300	1,090,362
Filtrona PLC	46,394	140,613
Fresnillo PLC	39,708	504,369
Game Group PLC	54,028	92,232
GlaxoSmithKline PLC	57,518	1,219,718
Greggs PLC	12,210	85,582
Hays PLC	116,144	194,218
Headlam Group PLC	3,480	16,807
Hill & Smith Holdings PLC	7,704	42,610
Home Retail Group PLC	71,551	324,517
HSBC Holdings PLC	47,849	545,877
ICAP PLC	34,720	239,465
Inmarsat PLC	8,527	95,018
International Power PLC	51,799	258,109
Interserve PLC	17,038	52,908
Intertek Group PLC	2,499	50,510
Investec PLC	62,618	427,850
ITE Group PLC	10,404	21,447
John Wood Group PLC	157,412	782,085
Keller Group PLC	12,023	125,024
Legal & General Group PLC	123,021	158,263
Man Group PLC	30,733	151,678
Mitie Group PLC	10,710	39,699
National Express Group PLC	88,806	273,268
Petrofac Ltd.	40,385	676,041
Provident Financial PLC	27,968	416,997
Prudential PLC	9,795	100,264
Reckitt Benckiser Group PLC	21,686	1,173,863
Reed Elsevier PLC	52,806	433,512
Regus PLC	75,248	111,136
Robert Wiseman Dairies PLC	2,066	16,957
Rotork PLC	12,937	247,201
Royal Dutch Shell PLC (Class A Stock) (XAMS)	9,892	298,065
Royal Dutch Shell PLC (Class A Stock) (XLON)	7,769	235,091
Royal Dutch Shell PLC (Class B Stock)	8,034	233,975
RSA Insurance Group PLC	47,063	91,433
Sage Group PLC (The)	24,395	86,389
Scott Wilson Group PLC	8,226	12,202
Senior PLC	56,736	68,631
Severfield-Rowen PLC	24,812	71,035
Spectris PLC	6,078	72,294
Spirax-Sarco Engineering PLC	7,818	156,053
St. James’s Place PLC	72,102	284,285
Standard Chartered PLC	13,171	332,513
Sthree PLC	24,317	115,446
Tanjong PLC	4,600	22,584
Tesco PLC	335,072	2,311,585
Vitec Group PLC (The)	4,998	31,283
Vodafone Group PLC	37,684	87,265
Weir Group PLC (The)	34,132	393,626
WH Smith PLC	37,577	298,938
Wincanton PLC	4,348	14,224
WPP PLC	25,126	245,739
WSP Group PLC	12,948	57,670

		27,537,840

SEE NOTES TO FINANCIAL STATEMENTS.
A276

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

United States — 43.2%
3M Co.(a)	1,500	$124,005
Abbott Laboratories	12,400	669,476
Adobe Systems, Inc.*	7,600	279,528
ADTRAN, Inc.	13,000	293,150
Advance America Cash Advance Centers, Inc.	18,500	102,860
Advance Auto Parts, Inc.	3,500	141,680
Aecom Technology Corp.*	20,500	563,750
Aeropostale, Inc.*(a)	11,500	391,575
Aflac, Inc.	25,000	1,156,250
AGL Resources, Inc.	6,200	226,114
Airgas, Inc.	21,400	1,018,640
Alexion Pharmaceuticals, Inc.*	6,600	322,212
Alliance Resource Partners LP	2,800	121,436
Allstate Corp. (The)	17,100	513,684
Altria Group, Inc.	10,300	202,189
Ameren Corp.	19,000	531,050
American Electric Power Co., Inc.	3,900	135,681
American Express Co.	20,600	834,712
American Financial Group, Inc.	42,100	1,050,395
Amerigas Partners LP(a)	24,350	957,685
Amphenol Corp. (Class A Stock)	5,900	272,462
Andersons, Inc. (The)	8,400	216,888
Anixter International, Inc.*	5,500	259,050
Annaly Capital Management, Inc., REIT(a)	8,500	147,475
Apogee Enterprises, Inc.(a)	16,500	231,000
AptarGroup, Inc.(a)	1,300	46,462
Archer-Daniels-Midland Co.	23,900	748,309
Ares Capital Corp.	29,300	364,785
Arrow Electronics, Inc.*	6,900	204,309
Associated Banc-Corp.(a)	15,800	173,958
Assurant, Inc.	22,000	648,560
AT&T, Inc.	17,400	487,722
Atmos Energy Corp.(a)	17,200	505,680
Atwood Oceanics, Inc.*	4,700	168,495
Automatic Data Processing, Inc.	17,600	753,632
AutoZone, Inc.*(a)	4,800	758,736
Avista Corp.	23,800	513,842
Bank of Hawaii Corp.	13,800	649,428
Barnes & Noble, Inc.(a)	7,900	150,653
Baxter International, Inc.	15,800	927,144
BB&T Corp.(a)	7,800	197,886
Becton, Dickinson and Co.	9,300	733,398
Best Buy Co., Inc.	23,500	927,310
BGC Partners, Inc. (Class A Stock)	44,600	206,052
BJ’s Wholesale Club, Inc.*	1,200	39,252
Black Box Corp.	5,300	150,202
BlackRock, Inc.	3,500	812,700
BMC Software, Inc.*	20,000	802,000
Brink’s Co. (The)	11,400	277,476
Bristol-Myers Squibb Co.	28,700	724,675
Bristow Group, Inc.*	5,500	211,475
Broadpoint Gleacher Securities, Inc.*(a)	14,800	66,008
Broadridge Financial Solutions, Inc.	4,600	103,776
Brocade Communications Systems, Inc.*	118,800	906,444
Brown-Forman Corp. (Class A Stock)	900	50,715
Brown-Forman Corp. (Class B Stock)	4,600	246,422
Buckle, Inc. (The)(a)	2,100	61,488
Burger King Holdings, Inc.(a)	120,800	2,273,456
C.H. Robinson Worldwide, Inc.(a)	15,000	880,950
C.R. Bard, Inc.	12,100	942,590
Cabot Corp.	19,200	503,616
CACI International, Inc. (Class A Stock)*	7,000	341,950
Cal Dive International, Inc.*	35,100	265,356
Cameron International Corp.*	5,100	213,180
Campbell Soup Co.	3,400	114,920
CARBO Ceramics, Inc.(a)	4,500	306,765
Casey’s General Stores, Inc.	3,900	124,488
CenturyTel, Inc.	21,236	768,956
Cerner Corp.*	2,700	222,588
Charles Schwab Corp. (The)(a)	35,900	675,638
Chevron Corp.	10,000	769,900
Chimera Investment Corp., REIT(a)	79,011	306,563
Chubb Corp.	3,500	172,130
Church & Dwight Co., Inc.	1,100	66,495
Cimarex Energy Co.	10,700	566,779
Cincinnati Financial Corp.	7,300	191,552
Cisco Systems, Inc.*	17,100	409,374
Citrix Systems, Inc.*	11,400	474,354
CLARCOR, Inc.	2,800	90,832
Cleco Corp.	20,600	562,998
CMS Energy Corp.(a)	16,000	250,560
Coca-Cola Co. (The)	14,400	820,800
Coca-Cola Enterprises, Inc.	24,700	523,640
Cognizant Technology Solutions Corp. (Class A Stock)*	17,200	779,160
Colgate-Palmolive Co.	12,600	1,035,090
Colonial Properties Trust, REIT	6,400	75,072
Comerica, Inc.	13,800	408,066
Commercial Metals Co.	36,100	564,965
Community Bank System, Inc.(a)	18,800	363,028
Computer Sciences Corp.*	13,100	753,643
Concho Resources, Inc.*	15,300	686,970
ConocoPhillips	7,300	372,811
Consolidated Communications Holdings, Inc.	15,600	273,000
Consolidated Edison, Inc.	11,000	499,730
Copart, Inc.*	11,800	432,234
Corrections Corp. of America*	33,800	829,790
Costco Wholesale Corp.	2,700	159,759
Crown Holdings, Inc.*	23,500	601,130
Cullen/Frost Bankers, Inc.	27,900	1,395,000
Darden Restaurants, Inc.(a)	14,000	490,980
DaVita, Inc.*	30,600	1,797,444
Dell, Inc.*(a)	82,400	1,183,264
DENTSPLY International, Inc.	24,600	865,182
Developers Diversified Realty Corp., REIT(a)	14,900	137,974
DeVry, Inc.	39,700	2,252,181
Diamond Offshore Drilling, Inc.(a)	9,200	905,464

SEE NOTES TO FINANCIAL STATEMENTS.
A277

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

United States (cont’d.)
Dick’s Sporting Goods, Inc.*(a)	17,400	$432,738
Digital River, Inc.*	25,600	690,944
Discover Financial Services	83,100	1,222,401
Dollar Tree, Inc.*	4,100	198,030
Donaldson Co., Inc.	4,300	182,922
Dover Corp.	11,900	495,159
Dresser-Rand Group, Inc.*	14,300	452,023
Dril-Quip, Inc.*	3,600	203,328
DTE Energy Co.	12,000	523,080
Duke Realty Corp., REIT(a)	3,600	43,812
Dun & Bradstreet Corp. (The)	11,100	936,507
EarthLink, Inc.	40,000	332,400
Ecolab, Inc.	4,500	200,610
Eli Lilly & Co.	20,800	742,768
EMCOR Group, Inc.*	20,300	546,070
Emdeon, Inc. (Class A Stock)*	26,700	407,175
Emergency Medical Services Corp. (Class A Stock)*	8,000	433,200
Emerson Electric Co.	17,100	728,460
Endeavour International Corp.*	14,300	15,444
Endo Pharmaceuticals Holdings, Inc.*	16,200	332,262
Energen Corp.	22,800	1,067,040
Entertainment Properties Trust, REIT(a)	2,000	70,540
ePlus, Inc.*	500	8,255
Equifax, Inc.	3,700	114,293
Exelon Corp.	31,298	1,529,533
Expeditors International of Washington, Inc.(a)	20,600	715,438
Exxon Mobil Corp.	10,200	695,538
F5 Networks, Inc.*	8,400	445,032
FactSet Research Systems, Inc.(a)	6,900	454,503
Fastenal Co.(a)	18,800	782,832
Federated Investors, Inc. (Class B Stock)(a)	43,600	1,199,000
First Defiance Financial Corp.	1,500	16,935
First Financial Bankshares, Inc.(a)	3,800	206,074
First Merchants Corp.	1,700	10,098
First Midwest Bancorp, Inc.	3,400	37,026
FirstEnergy Corp.	8,200	380,890
FMC Corp.	1,200	66,912
FMC Technologies, Inc.*	12,900	746,136
FNB Corp.(a)	17,900	121,541
Foot Locker, Inc.(a)	3,800	42,332
FPL Group, Inc.	9,300	491,226
Franklin Resources, Inc.	8,600	906,010
Frontier Communications Corp.	54,800	427,988
Gap, Inc. (The)	11,500	240,925
Gen-Probe, Inc.*	7,700	330,330
General Dynamics Corp.	18,000	1,227,060
Genuine Parts Co.	19,400	736,424
Gilead Sciences, Inc.*	22,200	960,816
Gladstone Capital Corp.	12,900	99,330
Global Payments, Inc.	13,600	732,496
Goldman Sachs Commodity Strategy Fund, ETF	2,622,359	16,232,402
Goldman Sachs Group, Inc. (The)	5,700	962,388
Goldman Sachs High Yield Fund, ETF	5,941,049	41,290,291
Goodrich Corp.	14,600	938,050
Google, Inc. (Class A Stock)*	1,000	619,980
Great Southern Bancorp, Inc.	1,600	34,176
Greenhill & Co., Inc.	5,000	401,200
Gymboree Corp.*(a)	6,900	300,081
H.J. Heinz Co.	33,600	1,436,736
Harris Corp.	1,200	57,060
Hasbro, Inc.	21,700	695,702
HCC Insurance Holdings, Inc.	60,800	1,700,576
Health Care REIT, Inc.	13,099	580,548
Helmerich & Payne, Inc.	5,000	199,400
Henry Schein, Inc.*(a)	1,700	89,420
Hercules Technology Growth Capital, Inc.	18,340	190,553
Hersha Hospitality Trust, REIT	11,700	36,738
Hershey Co. (The)	22,150	792,748
Hewitt Associates, Inc. (Class A Stock)*	12,600	532,476
Hewlett-Packard Co.	17,400	896,274
HickoryTech Corp.	1,500	13,245
Highbridge Statistical Market Neutral Fund (Class A Stock), ETF*	138,371	2,177,960
Hittite Microwave Corp.*	4,600	187,450
Honeywell International, Inc.	2,400	94,080
Hormel Foods Corp.	21,000	807,450
Hornbeck Offshore Services, Inc.*	12,500	291,000
Hospira, Inc.*	10,800	550,800
HRPT Properties Trust, REIT	9,600	62,112
Hubbell, Inc. (Class B Stock)	25,500	1,206,150
Hudson City Bancorp, Inc.	50,300	690,619
Humana, Inc.*	8,700	381,843
Huntsman Corp.	56,600	639,014
Icahn Enterprises LP	1,900	75,905
IDEX Corp.	31,700	987,455
IDEXX Laboratories, Inc.*	3,300	176,352
Immucor, Inc.*	16,800	340,032
Inergy LP(a)	6,800	242,624
Ingles Markets, Inc. (Class A Stock)	1,900	28,747
Ingram Micro, Inc. (Class A Stock)*	22,000	383,900
Innophos Holdings, Inc.	10,300	236,797
Integrated Device Technology, Inc.*	88,100	570,007
Integrys Energy Group, Inc.	12,700	533,273
Interactive Data Corp.	13,000	328,900
International Business Machines Corp.(a)	7,000	916,300
International Shipholding Corp.	5,800	180,206
Interpublic Group of Cos., Inc.*	86,200	636,156
Intuit, Inc.*	20,100	617,271
Investment Technology Group, Inc.*	30,100	592,970
Iowa Telecommunications Services, Inc.	14,800	248,048
iShares Dow Jones US Real Estate Index Fund, ETF(a)	65,001	2,984,846
iShares S&P World Ex-US Property Index Fund, ETF	19,898	610,670
ITT Corp.	2,200	109,428

SEE NOTES TO FINANCIAL STATEMENTS.
A278

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

United States (cont’d.)
J.B. Hunt Transport Services, Inc.	4,900	$158,123
J.C. Penney Co., Inc.	17,700	470,997
Jabil Circuit, Inc.	10,800	187,596
Jack Henry & Associates, Inc.	19,000	439,280
Jacobs Engineering Group, Inc.*	2,900	109,069
Johnson & Johnson	36,200	2,331,642
JPMorgan Chase & Co.	34,600	1,441,782
Kellogg Co.	13,900	739,480
Kimberly-Clark Corp.	23,698	1,509,800
Kirby Corp.*(a)	8,500	296,055
Knight Capital Group, Inc. (Class A Stock)*	14,800	227,920
Kraft Foods, Inc. (Class A Stock)	27,800	755,604
Kroger Co. (The)	36,400	747,292
L-3 Communications Holdings, Inc.	8,600	747,770
Laboratory Corp. of America Holdings*(a)	13,700	1,025,308
Laclede Group, Inc. (The)	9,500	320,815
Lamar Advertising Co. (Class A Stock)*(a)	8,600	267,374
Landstar System, Inc.	300	11,631
Life Technologies Corp.*(a)	20,200	1,055,046
LifePoint Hospitals, Inc.*(a)	28,600	929,786
Limited Brands, Inc.(a)	6,400	123,136
Lockheed Martin Corp.	13,100	987,085
Lorillard, Inc.	16,353	1,312,001
M&F Worldwide Corp.*	6,400	252,800
M&T Bank Corp.(a)	2,700	180,603
Magellan Midstream Partners LP	2,530	109,625
Marathon Oil Corp.	4,900	152,978
McCormick & Co., Inc.	2,400	86,712
McDonald’s Corp.	10,500	655,620
McGrath RentCorp.	2,200	49,192
McGraw-Hill Cos., Inc. (The)	10,600	355,206
Medtronic, Inc.	2,900	127,542
Men’s Wearhouse, Inc. (The)	9,400	197,964
Merck & Co., Inc.	20,500	749,070
MetLife, Inc.	3,200	113,120
MetroPCS Communications, Inc.*(a)	65,100	496,713
Mettler-Toledo International, Inc.*	800	83,992
Microchip Technology, Inc.(a)	9,900	287,694
Microsoft Corp.	31,800	969,582
Monster Worldwide, Inc.*(a)	46,600	810,840
MSC Industrial Direct Co., Inc. (Class A stock)	3,000	141,000
National Oilwell Varco, Inc.	4,200	185,178
National Penn Bancshares, Inc.	15,900	92,061
National Retail Properties, Inc., REIT(a)	6,600	140,052
National Semiconductor Corp.	47,500	729,600
Nationwide Health Properties, Inc., REIT(a)	8,900	313,102
Natural Resource Partners LP	3,400	82,416
NBTY, Inc.*(a)	32,300	1,406,342
NeuStar, Inc. (Class A Stock)*	27,900	642,816
NewMarket Corp.	2,600	298,402
NGP Capital Resources Co.	10,200	82,926
NII Holdings, Inc.*	21,800	732,044
NIKE, Inc. (Class B Stock)(a)	14,340	947,444
North European Oil Royalty Trust	2,600	80,860
Northeast Utilities	18,400	474,536
Northern Trust Corp.	3,700	193,880
Northrop Grumman Corp.	5,400	301,590
NorthStar Realty Finance Corp., REIT	22,800	78,204
NorthWestern Corp.	17,300	450,146
NTELOS Holdings Corp.	11,900	212,058
NuStar Energy LP	7,200	403,848
NV Energy, Inc.	41,900	518,722
Oceaneering International, Inc.*	8,500	497,420
Oil-Dri Corp. of America	600	9,300
Old Republic International Corp.	7,200	72,288
Omnicare, Inc.	22,200	536,796
Omnicom Group, Inc.	10,000	391,500
One Liberty Properties, Inc., REIT*	4,768	41,863
Onyx Pharmaceuticals, Inc.*	6,500	190,710
Oracle Corp.	34,500	846,630
Packaging Corp. of America	4,600	105,846
Pactiv Corp.*	15,600	376,584
Parametric Technology Corp.*	62,900	1,027,786
Paychex, Inc.	29,200	894,688
Penn Virginia GP Holdings LP	20,100	335,268
Penn Virginia Resource Partners LP(a)	21,700	467,852
Pennsylvania Real Estate Investment Trust(a)	12,900	109,134
People’s United Financial, Inc.	30,300	506,010
PepsiCo, Inc.	26,200	1,592,960
Pfizer, Inc.	40,600	738,514
Pharmaceutical Product Development, Inc.	42,200	989,168
PIMCO Commodity RealReturn Strategy Fund, ETF	9,680,342	80,153,229
PIMCO Developing Local Markets Fund, ETF	4,738,437	47,479,139
PIMCO Emerging Markets Bond Fund, ETF	4,145,298	42,779,475
Pinnacle Entertainment, Inc.*	34,600	310,708
Pinnacle West Capital Corp.	3,600	131,688
Pitney Bowes, Inc.	19,000	432,440
Plains All American Pipeline LP	8,900	470,365
Plains Exploration & Production Co.*	32,700	904,482
Polo Ralph Lauren Corp.	2,900	234,842
Polycom, Inc.*(a)	14,700	367,059
Portland General Electric Co.	37,300	761,293
PowerShares Listed Private Equity Portfolio, ETF	69,728	628,249
Praxair, Inc.(a)	5,100	409,581
Precision Castparts Corp.	6,400	706,240
ProAssurance Corp.*	7,300	392,083
Procter & Gamble Co. (The)	5,900	357,717
Protective Life Corp.	23,600	390,580
Psychiatric Solutions, Inc.*(a)	30,000	634,200
Public Storage, Inc., REIT	6,900	562,005
QLogic Corp.*(a)	22,900	432,123
Quality Systems, Inc.(a)	6,500	408,135

SEE NOTES TO FINANCIAL STATEMENTS.
A279

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

United States (cont’d.)
Quanta Services, Inc.*	24,500	$510,580
Quest Diagnostics, Inc.	20,700	1,249,866
Qwest Communications International, Inc.(a)	126,600	532,986
Reinsurance Group of America, Inc.(a)	24,700	1,176,955
Reliance Steel & Aluminum Co.	11,500	497,030
Republic Bancorp, Inc. (Class A Stock)	13,000	267,800
Republic Services, Inc.	90,200	2,553,562
Resource Capital Corp., REIT	7,400	36,408
Reynolds American, Inc.	2,100	111,237
Rockwell Collins, Inc.(a)	17,000	941,120
Rollins, Inc.	21,200	408,736
Ross Stores, Inc.(a)	33,400	1,426,514
Rovi Corp.*(a)	42,600	1,357,662
Royal Gold, Inc.	4,800	226,080
RR Donnelley & Sons Co.	3,800	84,626
Ruddick Corp.	27,400	705,002
Ryder System, Inc.	12,100	498,157
Safety Insurance Group, Inc.	3,400	123,182
Safeway, Inc.	31,900	679,151
SAIC, Inc.*(a)	60,100	1,138,294
Sara Lee Corp.	50,700	617,526
ScanSource, Inc.*	1,400	37,380
Scientific Games Corp. (Class A Stock)*	78,900	1,147,995
Scripps Networks Interactive, Inc. (Class A Stock)	4,800	199,200
SEACOR Holdings, Inc.*	1,800	137,250
SEI Investments Co.	32,200	564,144
Sempra Energy	13,600	761,328
Senior Housing Properties Trust, REIT(a)	7,400	161,838
Sherwin-Williams Co. (The)(a)	11,800	727,470
Sigma-Aldrich Corp.	10,700	540,671
Silgan Holdings, Inc.	7,900	457,252
SkyWest, Inc.	13,400	226,728
Skyworks Solutions, Inc.*	25,300	359,007
SLM Corp.*	23,700	267,099
Snap-on, Inc.	18,500	781,810
Southern Union Co.	23,300	528,910
Spartan Motors, Inc.	11,700	65,871
Spartan Stores, Inc.	15,500	221,495
StanCorp Financial Group, Inc.(a)	14,600	584,292
Stericycle, Inc.*(a)	8,300	457,911
Stifel Financial Corp.*(a)	4,823	285,714
Stryker Corp.	30,700	1,546,359
Suburban Propane Partners LP(a)	15,400	725,032
Sunoco Logistics Partners LP	7,900	528,431
SUPERVALU, Inc.(a)	38,700	491,877
Susquehanna Bancshares, Inc.	21,300	125,457
SYNNEX Corp.*	5,800	177,828
Syntel, Inc.	6,000	228,180
Synthes, Inc.	1,631	213,325
Sysco Corp.	51,900	1,450,086
T. Rowe Price Group, Inc.	14,300	761,475
T. Rowe Price Institutional High Yield Fund, ETF	2,462,880	23,126,439
TAL International Group, Inc.	3,100	41,013
TC Pipelines LP	12,600	464,184
Tech Data Corp.*	13,200	615,912
Techne Corp.	9,200	630,752
TeleTech Holdings, Inc.*	9,900	198,297
Teradata Corp.*	4,100	128,863
Terra Nitrogen Co. LP(a)	3,604	375,104
Tidewater, Inc.(a)	15,900	762,405
TJX Cos., Inc.	25,100	917,405
Tractor Supply Co.*	7,700	407,792
Travelers Cos., Inc. (The)	2,500	124,650
Trustmark Corp.(a)	38,400	865,536
tw telecom, Inc.*	25,700	440,498
Tyson Foods, Inc. (Class A Stock)	30,100	369,327
UGI Corp.	36,163	874,783
UMB Financial Corp.	2,600	102,310
Umpqua Holdings Corp.	3,600	48,276
Unisys Corp.*	11,200	431,872
United Online, Inc.	4,600	33,074
United Parcel Service, Inc. (Class B Stock)	14,800	849,076
United Technologies Corp.	10,300	714,923
Universal Corp.(a)	9,400	428,734
Unum Group	8,300	162,016
USA Mobility, Inc.	7,300	80,373
Valmont Industries, Inc.	5,000	392,250
Varian Medical Systems, Inc.*	15,900	744,915
VCA Antech, Inc.*	3,200	79,744
Vectren Corp.	6,900	170,292
VeriSign, Inc.*(a)	48,100	1,165,944
Verisk Analytics, Inc. (Class A Stock)*	9,800	296,744
Verizon Communications, Inc.(a)	15,500	513,515
VF Corp.	8,700	637,188
W.R. Berkely Corp.	65,600	1,616,384
W.W. Grainger, Inc.	9,500	919,885
Wabtec Corp.	8,600	351,224
Waddell & Reed Financial, Inc. (Class A Stock)	15,600	476,424
Wal-Mart Stores, Inc.	20,000	1,069,000
Walgreen Co.	28,200	1,035,504
Waters Corp.*(a)	3,600	223,056
Watson Wyatt Worldwide, Inc. (Class A Stock)*	15,600	741,312
Weis Markets, Inc.	3,000	109,080
WesBanco, Inc.	7,900	97,486
West Pharmaceutical Services, Inc.(a)	10,300	403,760
Westamerica Bancorp	9,900	548,163
Western Digital Corp.*	17,600	777,040
Wiley, (John) & Sons, Inc. (Class A Stock)	3,500	146,580
Wilshire Bancorp, Inc.	6,400	52,416
Windstream Corp.	44,700	491,253
Wolverine World Wide, Inc.	11,900	323,918
World Fuel Services Corp.(a)	15,300	409,887
WP Carey & Co. LLC	900	24,885
Xcel Energy, Inc.	11,200	237,664
Xerox Corp.	44,800	379,008

SEE NOTES TO FINANCIAL STATEMENTS.
A280

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

United States (cont’d.)
XTO Energy, Inc.	17,000	$791,010
Yum! Brands, Inc.	26,000	909,220
Zebra Technologies Corp. (Class A Stock)*(a)	16,700	473,612

		462,717,491

TOTAL COMMON STOCKS
(cost $656,425,099)		702,812,737

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount
Rate	Date	(Unaudited)	(000)#

CORPORATE BONDS — 17.8%
Australia — 0.2%
Westpac Banking Corp., Sr. Unsec’d. Notes
2.25%	11/19/12	Aa1	$1,870	1,865,591

Austria — 0.2%
Oesterreichische Kontrollbank AG, Gov’t. Gtd. Notes
2.875%	03/15/11	Aaa	2,600	2,659,865

Canada — 0.5%
Cenovus Energy, Inc., Sr. Notes, 144A
6.75%	11/15/39	Baa2	1,270	1,384,369
EnCana Corp., Sr. Unsec’d. Notes
6.50%	05/15/19	Baa2	1,690	1,890,497
Nexen, Inc.,
Sr. Unsec’d. Notes
6.20%	07/30/19	Baa3	75	79,359
7.50%	07/30/39	Baa3	1,700	1,948,956
Talisman Energy, Inc., Sr. Unsec’d. Notes
7.75%	06/01/19	Baa2	500	587,203

				5,890,384

Cayman Islands — 0.4%
Embraer Overseas Ltd., Gtd. Notes
6.375%	01/15/20	Baa3	495	495,000
Petrobras International Finance Co., Gtd. Notes
5.75%	01/20/20	Baa1	1,610	1,628,362
Vale Overseas Ltd., Gtd. Notes
5.625%	09/15/19	Baa2	1,635	1,650,905
6.875%	11/10/39	Baa2	510	513,429

				4,287,696

Denmark — 0.2%
Danske Bank A/S, Gov’t. Liquid Gtd. Notes, 144A
2.50%	05/10/12	Aaa	1,605	1,631,927

France — 0.3%
BNP Paribas,
Jr. Sub. Notes, 144A
5.186%(c)	06/29/49	A3	530	436,940
Sr. Unsec’d. Notes
2.125%	12/21/12	Aa1	2,000	1,989,676
France Telecom SA, Sr. Unsec’d. Notes(a)
4.375%	07/08/14	A3	1,090	1,139,009

				3,565,625

Germany — 0.1%)
Kreditanstalt Fuer Wiederaufbau, Gov’t. Gtd. Notes
4.75%	05/15/12	Aaa	1,400	1,500,055

Luxembourg — 0.5%
ArcelorMittal, Sr. Unsec’d. Notes(a)
7.00%	10/15/39	Baa3	1,610	1,695,192
Holcim US Finance Sarl & Cie SCS, Gtd. Notes, 144A
6.00%	12/30/19	Baa2	145	150,929
Telecom Italia Capital SA, Gtd. Notes
6.175%	06/18/14(a)	Baa2	1,425	1,544,548
7.721%	06/04/38	Baa2	2,125	2,446,580

				5,837,249

Mexico — 0.1%
America Movil SAB de CV, Gtd. Notes, 144A
5.00%	10/16/19	A3	605	592,462

Netherlands — 0.6%
Achmea Hypotheekbank NV, Gov’t. Liquid Gtd. Notes, 144A
3.20%	11/03/14	Aaa	1,040	1,037,987
Deutsche Telekom International Finance BV, Gtd. Notes
8.75%	06/15/30	Baa1	1,740	2,237,831
NIBC Bank NV, Gov’t. Liquid Gtd. Notes, 144A
2.80%	12/02/14	Aaa	1,260	1,226,083
Rabobank Nederland NV,
Jr. Sub. Notes, 144A
11.00%(c)	12/31/49	Aa2	480	585,242
Sr. Unsec’d. Notes, 144A
4.20%	05/13/14	Aaa	900	931,342

				6,018,485

Supra National Bank — 0.6%
Asian Development Bank, Sr. Unsec’d. Notes
4.125%	09/15/10	Aaa	2,800	2,872,965
Inter-American Development Bank, Sr. Unsec’d. Notes
4.75%	10/19/12	Aaa	1,700	1,827,685
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, MTN
5.50%	11/25/13	Aaa	1,400	1,547,546

				6,248,196

Spain — 0.3%
Telefonicaemisiones SAU, Gtd. Notes
4.949%	01/15/15	Baa1	2,650	2,832,691

Sweden — 0.2%
Svenska Handelsbanken AB, Sr. Unsec’d. Notes,
144A(a)
4.875%	06/10/14	Aa2	1,510	1,582,251
Swedbank AB, Gov’t. Liquid Gtd. Notes, 144A(a)
2.90%	01/14/13	Aaa	845	860,628

				2,442,879

Switzerland — 0.3%
Credit Suisse, Sr. Unsec’d. Notes(a)
5.50%	05/01/14	Aa1	1,225	1,329,371

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

Switzerland (cont’d.)
Weatherford International Ltd.,
Gtd. Notes
7.00%	03/15/38	Baa1	$600	$608,076
9.625%	03/01/19	Baa1	1,075	1,340,206

				3,277,653

United Kingdom — 1.4%
Barclays Bank PLC,
Sr. Unsec’d. Notes(a)
6.75%	05/22/19	Aa3	2,790	3,112,055
Sub. Notes, 144A
6.05%	12/04/17	Baa1	210	213,717
BAT International Finance PLC, Gtd. Notes, 144A
9.50%	11/15/18	Baa1	1,135	1,441,323
British Telecommunications PLC, Sr. Unsec’d. Notes
9.625%	12/15/30	Baa2	500	637,108
HSBC Holdings PLC, Sub. Notes
6.80%	06/01/38	A1	2,050	2,224,806
Royal Bank of Scotland Group PLC (The),
Gov’t. Liquid Gtd. Notes, 144A
2.625%	05/11/12	Aaa	2,705	2,743,728
Royal Bank of Scotland PLC (The), Gtd. Notes,
144A(a)
4.875%	08/25/14	Aa3	2,305	2,336,544
Vodafone Group PLC, Sr. Unsec’d. Notes
5.45%	06/10/19	Baa1	1,250	1,294,391
WPP Finance UK, Gtd. Notes
8.00%	09/15/14	Baa3	1,070	1,216,868

				15,220,540

United States — 11.9%
Aflac, Inc., Sr. Unsec’d. Notes
6.90%	12/17/39	A2	205	201,958
Altria Group, Inc., Gtd. Notes
9.25%	08/06/19	Baa1	1,550	1,888,873
AmerisourceBergen Corp., Gtd. Notes
4.875%	11/15/19	Baa3	160	157,960
Amgen, Inc.,
Sr. Unsec’d. Notes
6.375%	06/01/37	A3	35	38,202
6.40%	02/01/39(a)	A3	440	482,797
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
5.75%	06/15/14	Baa3	1,715	1,858,473
6.45%	09/15/36	Baa3	700	731,058
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes, 144A
5.375%	11/15/14	Baa2	420	444,678
8.20%	01/15/39	Baa2	555	701,798
AT&T, Inc.,
Sr. Unsec’d. Notes
5.80%	02/15/19(a)	A2	590	628,917
6.55%	02/15/39	A2	2,660	2,802,741
Atmos Energy Corp., Sr. Unsec’d. Notes
8.50%	03/15/19	Baa2	1,115	1,354,305
Bank of America Corp.,
Sr. Unsec’d. Notes
6.00%	09/01/17	A2	555	576,048
Sr. Unsec’d. Notes, MTN
5.65%	05/01/18	A2	225	228,513
Bank of America NA, Sub. Notes
6.10%	06/15/17	A1	7,050	7,165,521
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
4.30%	05/15/14	Aa2	415	436,772
Browning-Ferris Industries, Inc., Gtd. Notes
7.40%	09/15/35	Baa3	1,505	1,660,596
CA, Inc., Sr. Unsec’d. Notes
5.375%	12/01/19	Baa3	935	940,245
Capital One Bank USA NA, Sr. Unsec’d. Notes
5.75%	09/15/10	A2	825	850,598
CareFusion Corp., Sr. Unsec’d. Notes, 144A
6.375%	08/01/19	Baa3	1,215	1,300,683
CBS Corp., Gtd. Notes(a)
8.875%	05/15/19	Baa3	1,560	1,866,265
Cellco Partnership/Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes,
8.50%	11/15/18	A2	700	868,267
CenturyTel, Inc., Sr. Unsec’d. Notes(a)
7.60%	09/15/39	Baa3	2,920	2,992,524
Chubb Corp., Sr. Unsec’d. Notes
6.50%	05/15/38	A2	785	864,451
Citigroup, Inc., Unsec’d. Notes(a)
8.50%	05/22/19	A3	2,890	3,337,236
CNA Financial Corp., Sr. Unsec’d. Notes
7.35%	11/15/19	Baa3	1,425	1,426,663
Consumers Energy Co., First Mortgage
6.70%	09/15/19	A3	290	326,929
COX Communications, Inc.,
Sr. Unsec’d. Notes
5.45%	12/15/14	Baa2	1,270	1,360,617
Sr. Unsec’d. Notes 144A
8.375%	03/01/39	Baa2	1,000	1,245,179
CVS Caremark Corp., Notes
6.60%	03/15/19	Baa2	120	131,315
Sr. Unsec’d. Notes
5.75%	06/01/17	Baa2	285	300,793
6.125%	09/15/39	Baa2	465	460,861
Darden Restaurants, Inc., Sr. Unsec’d. Notes
6.80%	10/15/37	Baa3	940	974,681
Delhaize America, Inc., Gtd. Notes
9.00%	04/15/31	Baa3	800	1,024,242
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes, 144A
5.875%	10/01/19	Ba2	715	727,224
Discovery Communications LLC, Gtd. Notes
5.625%	08/15/19	Baa2	1,350	1,393,913
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)
8.55%	05/15/19	Baa3	2,465	2,941,102
Eli Lilly & Co., Sr. Unsec’d. Notes
5.95%	11/15/37	A1	600	632,135
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
7.50%	07/01/38	Baa3	1,195	1,309,338
9.00%	04/15/19(a)	Baa3	695	828,425

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

United States (cont’d.)
Enterprise Products Operating LLC, Gtd. Notes
6.125%	10/15/39	Baa3	$1,220	$1,178,609
EQT Corp., Sr. Unsec’d. Notes
8.125%	06/01/19	Baa1	880	1,016,728
General Electric Capital Corp.,
Sr. Unsec’d. Notes
6.00%	08/07/19	Aa2	1,770	1,837,297
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38	Aa2	2,095	1,939,725
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)
7.50%	02/15/19	A1	4,475	5,216,968
HCP, Inc., Sr. Unsec’d. Notes, MTN
6.70%	01/30/18	Baa3	500	485,067
Hess Corp., Sr. Unsec’d. Notes
6.00%	01/15/40	Baa2	535	529,782
International Paper Co.,
Sr. Unsec’d. Notes
7.30%	11/15/39	Baa3	1,365	1,448,075
7.50%	08/15/21	Baa3	935	1,047,640
JPMorgan Chase Bank NA, Sub. Notes
6.00%	10/01/17	Aa2	5,385	5,765,579
JPMorgan Chase Capital XXVII, Ltd. Gtd. Notes
7.00%	11/01/39	A2	1,360	1,371,578
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(a)
5.625%	02/15/15	Baa2	1,155	1,242,058
Kohl’s Corp., Sr. Unsec’d. Notes
6.875%	12/15/37	Baa1	1,300	1,474,398
Kraft Foods, Inc., Sr. Unsec’d. Notes
6.875%	01/26/39	Baa2	540	566,997
Kroger Co. (The),
Gtd. Notes
5.00%	04/15/13	Baa2	800	846,012
6.15%	01/15/20	Baa2	650	695,661
Lorillard Tobacco Co., Sr. Unsec’d. Notes
8.125%	06/23/19	Baa2	1,520	1,671,067
Magellan Midstream Partners LP, Sr. Unsec’d. Notes
6.55%	07/15/19	Baa2	65	70,558
Marathon Oil Corp., Sr. Unsec’d. Notes
7.50%	02/15/19	Baa1	1,140	1,315,693
McKesson Corp., Sr. Unsec’d. Notes
7.50%	02/15/19	Baa3	360	426,918
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes
5.75%	04/01/18	Baa1	900	948,576
Morgan Stanley,
FDIC Gtd. Notes
3.25%	12/01/11	Aaa	1,445	1,498,935
Sr. Unsec’d. Notes
6.00%	05/13/14	A2	775	833,282
7.30%	05/13/19	A2	4,580	5,143,019
Nabors Industries, Inc., Gtd. Notes
6.15%	02/15/18	Baa1	1,000	1,039,342
Nevada Power Co., General Refinance Mortgage
7.125%	03/15/19	Baa3	2,000	2,232,886
Newmont Mining Corp., Gtd. Notes
6.25%	10/01/39	Baa2	1,625	1,626,942
News America, Inc., Gtd. Notes
6.65%	11/15/37	Baa1	2,970	3,137,232
Nisource Finance Corp.,
Gtd. Notes
6.125%	03/01/22	Baa3	240	244,932
6.80%	01/15/19	Baa3	1,000	1,069,447
Nordstrom, Inc.,
Sr. Unsec’d. Notes
6.75%	06/01/14	Baa2	475	530,480
7.00%	01/15/38	Baa2	1,000	1,107,126
Norfolk Southern Corp., Sr. Unsec’d. Notes
5.90%	06/15/19	Baa1	175	186,856
ONEOK Partners LP, Gtd. Notes(a)
8.625%	03/01/19	Baa2	1,215	1,466,253
Pemex Project Funding Master Trust, Gtd. Notes
5.75%	03/01/18	Baa1	375	379,172
Plains All American Pipeline LP, Gtd. Notes
8.75%	05/01/19	Baa3	660	778,202
PNC Bank NA, Sub. Notes
6.875%	04/01/18	A2	1,940	2,059,159
Procter & Gamble Co. (The), Sr. Unsec’d. Notes
4.60%	01/15/14	Aa3	210	223,603
ProLogis Sr. Unsec’d. Notes
7.375%	10/30/19	Baa2	710	700,348
PSE&G Power LLC, Gtd. Notes
6.95%	06/01/12	Baa1	1,575	1,720,617
Republic Services, Inc., Sr. Unsec’d. Notes, 144A
5.25%	11/15/21	Baa3	955	938,982
Reynolds American, Inc., Gtd. Notes
7.625%	06/01/16	Baa3	860	937,552
Safeway, Inc.,
Sr. Unsec’d. Notes
5.00%	08/15/19	Baa2	55	54,542
6.25%	03/15/14	Baa2	415	455,780
Staples, Inc., Gtd. Notes
9.75%	01/15/14	Baa2	1,340	1,632,724
Time Warner Cable, Inc.,
Gtd. Notes
3.50%	02/01/15	Baa2	590	582,888
5.85%	05/01/17	Baa2	410	430,776
United Health Group, Inc., Sr. Unsec’d. Notes
6.50%	06/15/37	Baa1	1,570	1,548,174
US Bancorp, Sr. Unsec’d. Notes
4.20%	05/15/14	Aa3	575	596,874
US Bank NA, Sub. Notes
4.95%	10/30/14	Aa2	730	774,247
USB Capital XIII Trust, Ltd. Gtd. Notes
6.625%	12/15/39	A2	335	340,474
Verizon Communications, Inc., Sr. Unsec’d. Notes
8.75%	11/01/18	A3	645	805,617
Viacom, Inc., Sr. Unsec’d. Notes(a)
5.625%	09/15/19	Baa2	830	866,606
Virginia Electric and Power Co., Sr. Unsec’d. Notes
8.875%	11/15/38	Baa1	795	1,122,201
Wachovia Bank NA, Sub. Notes
7.80%	08/18/10	Aa3	1,850	1,930,423
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes
6.125%	08/15/19	Ba1	1,415	1,459,989
Wells Fargo & Co., Sr. Unsec’d. Notes
3.75%	10/01/14	A1	4,380	4,367,097

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

United States (cont’d.)
XTO Energy, Inc., Sr. Unsec’d. Notes
6.50%	12/15/18	Baa2	$515	$588,491
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.30%	09/15/19	Baa3	105	105,462
6.875%	11/15/37	Baa3	1,095	1,183,141

				127,257,755

TOTAL CORPORATE BONDS
(cost $184,822,273)				191,129,053

U.S. TREASURY OBLIGATIONS — 1.7%
U.S. Treasury Notes
0.75%	11/30/11(a)		2,145	2,131,008
1.125%	12/15/12(a)		6,480	6,376,191
1.75%	03/31/10		2,000	2,007,734
2.625%	12/31/14		6,140	6,122,255
4.875%	04/30/11		1,130	1,190,208

TOTAL U.S. TREASURY OBLIGATIONS
(cost $17,952,835)				17,827,396

			Units

WARRANTS*
France
Fonciere des Regions,
expiring 12/31/10			688	581

Italy
Mediobanca SpA,
expiring 03/18/11			29,012	4,504

TOTAL WARRANTS
(cost $316)				5,085

RIGHTS*
Belgium
Fortis, expiring 03/09/14
(cost $0)			7,724	—

TOTAL LONG-TERM INVESTMENTS
(cost $859,200,523)				911,774,271

SHORT-TERM INVESTMENT — 19.7%

	Shares

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $211,389,324; includes $85,335,633 of cash collateral for securities on loan)(b)(w) (Note 4)	211,389,324	211,389,324

TOTAL INVESTMENTS(o) — 104.8%
(cost $1,070,589,847)		1,123,163,595
Liabilities in excess of other assets(x) — (4.8)%		(51,063,131)

NET ASSETS — 100.0%
		$1,072,100,464

The following abbreviations are used in the Portfolio descriptions:

144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
ETF	Exchange Traded Funds
FDIC	Federal Deposit Insurance Corp.
FDR	Fiduciary Depositary Receipts
ISE	International Securities Exchange
MTN	Medium Term Note
NVDR	Non-voting Depositary Receipt
PRFC	Preference Shares
REIT	Real Estate Investment Trust
XAMS	Amsterdam Stock Exchange
XLON	London Stock Exchange
XNYS	New York Stock Exchange
XTSE	Toronto Stock Exchange
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krona
SGD	Singapore Dollar
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $78,674,906; cash collateral of $85,335,633 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(o)	As of December 31, 2009, 669 securities representing $191,590,639 and 17.9% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures and forward foreign currency exchange contracts as follows:

Futures contracts open at December 31, 2009:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions:
61	2 Year U.S. Treasury Note	Mar 10	$13,254,954	$13,192,204	$(62,750)
132	5 Year U.S. Treasury Note	Mar 10	15,338,642	15,098,532	(240,110)
23	Dax Index	Mar 10	4,802,313	4,912,356	110,043
1,092	DJ Euro Stoxx 50	Mar 10	45,021,890	46,524,707	1,502,817
176	FTSE 100 Index	Mar 10	14,943,589	15,241,375	297,786
134	Hang Seng Index	Jan 10	18,687,758	18,946,204	258,446
945	S&P 500 E-mini	Mar 10	52,328,267	52,480,575	152,308
293	Topix Index	Mar 10	28,098,352	28,455,307	356,955

					2,375,495

Short Positions:
48	2 Year U.S. Treasury Note	Mar 10	10,440,750	10,380,750	60,000
431	5 Year U.S. Treasury Note	Mar 10	50,282,210	49,298,992	983,218
367	10 Year U.S. Treasury Note	Mar 10	43,567,596	42,371,298	1,196,298
390	30 Year U.S. Treasury Note	Mar 10	47,102,220	44,996,250	2,105,970
1,006	Russell 2000 Mini	Mar 10	60,143,710	62,764,340	(2,620,630)

					1,724,856

					$4,100,351 (1)

(1)	Cash of $15,046,809 has been segregated to cover requirements for open futures contracts at December 31, 2009.

Forward foreign currency exchange contracts outstanding at December 31, 2009:

			Notional
			Amount	Value at Settlement	Current	Unrealized
Purchase Contracts	Counterparty		(000)	Date Payable	Value	Depreciation

Australian Dollar,
Expiring 03/18/10	JPMorgan Chase	AUD	15,689	$14,102,595	$13,979,588	$(123,007)
Expiring 03/18/10	Morgan Stanley	AUD	15,689	14,097,889	13,979,588	(118,301)
Expiring 03/18/10	State Street Bank	AUD	16,713	15,024,897	14,892,353	(132,544)
Japanese Yen,
Expiring 01/06/10	JPMorgan Chase	JPY	28,473	308,951	305,745	(3,206)
Norwegian Krone,
Expiring 03/18/10	JPMorgan Chase	NOK	300,000	51,718,740	51,631,069	(87,671)
Singapore Dollar,
Expiring 01/05/10	JPMorgan Chase	SGD	113	80,648	80,542	(106)

				$95,333,720	$94,868,885	$(464,835)

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
			Amount	Settlement	Current	Appreciation
Sale Contracts	Counterparty		(000)	Date Receivable	Value	(Depreciation)

Australian Dollar,
Expiring 03/18/10	Barclays Capital Group	AUD	7,161	$6,393,006	$6,381,292	$11,714
Expiring 03/18/10	Barclays Capital Group	AUD	1,861	1,661,312	1,657,860	3,452
Expiring 03/18/10	State Street Bank	AUD	1,790	1,600,301	1,595,323	4,978
Expiring 03/18/10	State Street Bank	AUD	1,790	1,598,296	1,595,323	2,973
Expiring 03/18/10	Toronto Dominion Securities	AUD	8,607	7,683,020	7,669,476	13,544
Expiring 03/18/10	Toronto Dominion Securities	AUD	1,790	1,596,352	1,595,323	1,029
British Pound,
Expiring 01/04/10	JPMorgan Chase	GBP	267	426,815	430,696	(3,881)
Euro,
Expiring 01/04/10	JPMorgan Chase	EUR	77	110,334	110,176	158
Expiring 01/21/10	Royal Bank of Scotland PLC	EUR	30,441	45,543,944	43,637,211	1,906,733
Expiring 03/18/10	JPMorgan Chase	EUR	35,292	51,718,740	50,586,580	1,132,160
Japanese Yen,
Expiring 02/04/10	State Street Bank	JPY	2,870,531	31,964,042	30,826,820	1,137,222

				$150,296,162	$146,086,080	$4,210,082

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks:
Australia	$—	$12,083,916	$—
Austria	—	1,948,205	—
Belgium	—	3,645,101	—
Bermuda	1,725,746	3,006,896	—
Brazil	5,872,671	—	—
Canada	26,104,807	—	—
Cayman Islands	734,008	2,165,220	—	**
Chile	634,856	—	—
China	—	1,777,110	—
Czech Republic	—	1,185,877	—
Denmark	—	2,568,020	—
Finland	—	3,449,575	—
France	—	17,339,626	—
Gabon	—	340,651	—
Germany	67,214	6,262,984	—
Guernsey	3,475,989	1,151,889	—
Greece	—	2,161,494	—
Hong Kong	—	3,989,435	—
Hungary	—	342,303	—
India	740,618	—	—
Indonesia	—	1,894,853	—
Ireland	936,145	370,245	—	**
Israel	727,881	1,668,475	—
Italy	—	4,593,595	—
Japan	—	34,871,554	—
Luxembourg	—	1,573,569	—
Malaysia	484,959	1,603,123	—
Marshall Island	38,787	—	—
Mexico	1,011,814	—	—
Netherlands	950,314	6,865,569	—
New Zealand	—	72,310	—
Norway	—	2,043,788	—
Philippines	107,673	458,749	—
Poland	—	560,820	—
Portugal	—	258,171	—
Russia	308,007	—	—
Singapore	—	7,403,212	—
South Africa	—	1,910,992	—
South Korea	559,844	3,100,680	—
Spain	68,214	10,105,366	—
Sweden	—	6,098,019	—
Switzerland	1,719,900	8,027,924	—
Taiwan	793,487	5,266,667	—
Thailand	129,862	1,873,088	—
Turkey	150,414	1,175,125	—
United Kingdom	1,161,397	26,376,443	—	**
United States	462,717,491	—	—
Rights:
Belgium	—	—	—	**
SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Investments in Securities (cont’d.)	Level 1	Level 2	Level 3

Warrants:
France	$581	$—	$—
Italy	4,504	—	—
Corporate Bonds:
Australia	—	1,865,591	—
Austria	—	2,659,865	—
Canada	—	5,890,384	—
Cayman Islands	—	4,287,696	—
Denmark	—	1,631,927	—
France	—	3,565,625	—
Germany	—	1,500,055	—
Luxembourg	—	5,837,249	—
Mexico	—	592,462	—
Netherlands	—	6,018,485	—
Supra National Bank	—	6,248,196	—
Spain	—	2,832,691	—
Sweden	—	2,442,879	—
Switzerland	—	3,277,653	—
United Kingdom	—	15,220,540	—
United States	—	127,257,755	—
U.S. Treasury Obligations	—	17,827,396	—
Affiliated Money Market Mutual Fund	211,389,324	—	—

	$722,616,507	$400,547,088	$—
Other Financial Instruments*	4,100,351	3,745,247	—

Total	$726,716,858	$404,292,335	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	As of December 31, 2009, the Portfolio had four Level 3 Common Stock securities and one Level 3 Rights security.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Balance as of 12/31/08	$119,724
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(15,596)
Net purchases (sales)	—
Transfers in and/or out of Level 3	(104,128)

Balance as of 12/31/09	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Exchange Traded Funds	24.4%
Affiliated Money Market Mutual Fund
(8.0% represents investments purchased
with collateral from securities on loan)	19.7
Telecommunications	4.9
Financial Services	4.5
Oil, Gas & Consumable Fuels	4.5
Insurance	2.6
Foods	2.4
Banks	2.2
Financial – Bank & Trust	2.1
Pharmaceuticals	2.0
Metals & Mining	1.8
U.S. Treasury Obligations	1.7
Diversified Financial Services	1.6
Commercial Services	1.6
Computer Services & Software	1.5
Retail & Merchandising	1.3
Healthcare Services	1.2
Chemicals	1.1
Oil & Gas	1.0
Transportation	1.0
Medical Supplies & Equipment	0.9
Utilities	0.9
Semiconductors	0.9
Commercial Banks	0.8
Construction & Engineering	0.8
Media	0.7
Electric	0.7
Beverages	0.7
Software	0.6
Aerospace & Defense	0.6
Tobacco	0.6
Environmental Services	0.6
Electronic Components & Equipment	0.5
Entertainment & Leisure	0.5
Restaurants	0.5
Distribution/Wholesale	0.5
Real Estate Investment Trusts	0.4
Agriculture	0.4
Healthcare Products & Services	0.4
Clothing & Apparel	0.4
Holding Companies – Diversified	0.4
Cable Television	0.3
Paper & Forest Products	0.3
Financial – Brokerage	0.3
Advertising	0.3
Internet Software & Services	0.3
Containers & Packaging	0.3
Consumer Products & Services	0.2
Healthcare Equipment & Supplies	0.2
Machinery & Equipment	0.2
Office Equipment & Supplies	0.2
Biotechnology	0.2
Household Products	0.2
Pipelines	0.2
Automotive Parts	0.2
Diversified Operations	0.2
Internet Services	0.2
Hotels, Restaurants & Leisure	0.2
Education	0.2
Building Materials & Construction	0.2
Manufacturing	0.2
Gas Utilities	0.2
Automobile Manufacturers	0.2
Apparel & Textile	0.2
Computer Hardware	0.2
Investment Companies	0.2
Multi-Utilities	0.2
Electric Utilities	0.2
Textiles, Apparel & Luxury Goods	0.2
Trading Companies & Distributors	0.2
Diversified Telecommunication Services	0.1
Energy Equipment & Services	0.1
Diversified	0.1
Consumer Finance	0.1
Computer Networking	0.1
Electronic Equipment & Instruments	0.1
Airlines	0.1
Marine	0.1
Healthcare Providers & Services	0.1
Computers & Peripherals	0.1
Capital Markets	0.1
Household Durables	0.1
Toys & Sporting Goods	0.1
Cosmetics & Toiletries	0.1
Shipbuilding	0.1
Storage	0.1
Office Property	0.1
Engineering/Construction	0.1
Auto Components	0.1
Commercial Services & Supplies	0.1
Thrifts & Mortgage Finance	0.1
Printing & Publishing	0.1
Water	0.1
Technology – Information Services	0.1
Real Estate Management & Development	0.1

104.8
Liabilities in excess of other assets	(4.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair		Balance Sheet	Fair
carried at fair value	Location	Value		Location	Value

Interest rate contracts	Due from broker-variation margin	$4,345,486	*	Due from broker-variation margin	$302,860	*
Foreign exchange contracts	Unrealized appreciation on foreign			Unrealized depreciation on foreign
	currency exchange contracts	4,213,963		currency exchange contracts	468,716
Equity contracts	Unaffiliated investments	5,085		—	—
Equity contracts	Due from broker-variation margin	2,678,355	*	Due from broker-variation margin	2,620,630	*

Total		$11,242,889			$3,392,206

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

			Forward
Derivatives not accounted for as hedging instruments, carried at fair value			Currency
	Rights	Futures	Contracts	Total

Interest rate contracts	$—	$(4,033,068)	$—	$(4,033,068)
Foreign exchange contracts	—	—	944,098	944,098
Equity contracts	(7,319)	905,008	—	897,689

Total	$(7,319)	$(3,128,060)	$944,098	$(2,191,281)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
			Forward
Derivatives not accounted for as hedging instruments, carried at fair value			Currency
	Warrants	Futures	Contracts	Total

Interest rate contracts	$—	$5,983,106	$—	$5,983,106
Foreign exchange contracts	—	—	2,755,786	2,755,786
Equity contracts	4,769	(6,399)	—	(1,630)

Total	$4,769	$5,976,707	$2,755,786	$8,737,262

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

		Forward	Forward
Futures	Futures	Currency	Currency
Long	Short	Contracts –	Contracts –
Position(1)	Position(1)	Purchased(2)	Sold(3)

$71,137,841	$106,387,348	$44,579,620	$67,043,208

(1)	Value at Trade Date.
(2)	Value at Settlement Date Payable.
(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $78,674,906:
Unaffiliated investments (cost $859,200,523)	$911,774,271
Affiliated investments (cost $211,389,324)	211,389,324
Cash	3,833,425
Foreign currency, at value (cost $220,358)	211,938
Deposit with broker	15,046,809
Unrealized appreciation on foreign currency forward contracts	4,213,963
Receivable for fund share sold	4,044,404
Dividends and interest receivable	3,740,908
Other assets	3,053,772
Receivable for investments sold	1,386,659
Due from broker-variation margin	922,683
Tax reclaim receivable	93,918
Prepaid expenses	4,326

Total Assets	1,159,716,400

LIABILITIES:
Payable to broker for collateral for securities on loan	85,335,633
Payable for investments purchased	1,133,273
Unrealized depreciation on foreign currency forward contracts	468,716
Advisory fees payable	444,834
Accrued expenses and other liabilities	181,863
Foreign capital gains tax liability accrued	45,344
Shareholder servicing fees payable	5,306
Affiliated transfer agent fees payable	912
Payable for fund share repurchased	55

Total Liabilities	87,615,936

NET ASSETS	$1,072,100,464

Net assets were comprised of:
Paid-in capital	$1,040,748,997
Retained earnings	31,351,467

Net assets, December 31, 2009	$1,072,100,464

Net asset value and redemption price per share,
$1,072,100,464 / 88,122,864 outstanding shares
of beneficial interest	$12.17

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income
(net of $392,235 foreign withholding tax)	$12,324,732
Unaffiliated interest income	4,755,305
Affiliated dividend income	176,392
Affiliated income from securities lending, net	99,912

17,356,341

EXPENSES
Advisory fees	4,638,496
Custodian and accounting fees	464,000
Shareholder servicing fees and expenses	408,813
Audit fee	33,000
Shareholders’ reports	24,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	15,000
Trustees’ fees	11,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	4,000
Miscellaneous	94,792

Total expenses	5,704,101

NET INVESTMENT INCOME	11,652,240

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	75,053
Futures transactions	(3,128,060)
Short sales transactions	(426)
Foreign currency transactions	829,770

(2,223,663)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains
taxes of $(45,344))	82,443,472
Futures	5,976,707
Foreign currencies	2,774,440

91,194,619

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	88,970,956

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,623,196

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$11,652,240	$4,503,088
Net realized loss on investment and foreign currency transactions	(2,223,663)	(37,262,835)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	91,194,619	(38,994,241)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	100,623,196	(71,753,988)

DISTRIBUTIONS	(4,540,663)	(21,935,223)

FUND SHARE TRANSACTIONS:
Fund share sold [74,922,799 and 12,788,204 shares, respectively]	845,369,695	152,816,911
Fund share issued in reinvestment of distributions [421,212 and 1,639,404 shares, respectively]	4,540,663	21,935,223
Fund share repurchased [3,698,521 and 11,950,248 shares, respectively]	(33,507,733)	(136,023,042)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	816,402,625	38,729,092

TOTAL INCREASE (DECREASE) IN NET ASSETS	912,485,158	(54,960,119)
NET ASSETS:
Beginning of year	159,615,306	214,575,425

End of year	$1,072,100,464	$159,615,306

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.4%		Value
COMMON STOCKS	Shares	(Note 2)

Auto Parts & Equipment — 1.0%
American Axle & Manufacturing Holdings, Inc.*(a)	462,680	$3,710,694

Biotechnology — 1.4%
Bio-Rad Laboratories, Inc. (Class A Stock)*	34,735	3,350,538
Seattle Genetics, Inc.*	185,542	1,885,107

		5,235,645

Chemicals — 5.3%
Huntsman Corp.	1,044,458	11,791,931
Terra Industries, Inc.	231,120	7,439,753

		19,231,684

Commercial Banks — 0.7%
UMB Financial Corp.	62,980	2,478,263

Commercial Services — 8.1%
Coinstar, Inc.*(a)	216,480	6,013,814
GEO Group, Inc. (The)*(a)	327,305	7,161,434
Ritchie Bros. Auctioneers, Inc. (Canada)(a)	270,821	6,074,515
Sotheby’s(a)	193,055	4,339,876
Waste Connections, Inc.*	174,168	5,806,761

		29,396,400

Commercial Services & Supplies — 1.1%
Monster Worldwide, Inc.*(a)	222,355	3,868,977

Communication Equipment — 0.7%
MasTec, Inc.*	204,952	2,561,900

Computer Hardware — 0.9%
Netezza Corp.*(a)	344,472	3,341,378

Computer Services & Software — 7.0%
ANSYS, Inc.*	178,361	7,751,569
Compellent Technologies, Inc.*(a)	305,286	6,923,887
Informatica Corp.*(a)	271,940	7,032,368
Novell, Inc.*	497,673	2,065,343
Radiant Systems, Inc.*	162,937	1,694,545

		25,467,712

Diversified Financial Services — 0.9%
Broadpoint Gleacher Securities, Inc.*(a)	313,959	1,400,257
optionsXpress Holdings, Inc.	111,740	1,726,383

		3,126,640

Electronic Components — 2.1%
Universal Electronics, Inc.*	330,464	7,673,374

Electronic Components & Equipment — 6.4%
A123 Systems, Inc.*(a)	170,790	3,832,528
Coherent, Inc.*(a)	216,695	6,442,342
DTS, Inc.*(a)	242,319	8,289,733
GrafTech International Ltd.*	307,255	4,777,815

		23,342,418

Entertainment & Leisure — 3.6%
Bally Technologies, Inc.*(a)	195,614	8,076,902
Shuffle Master, Inc.*	579,794	4,777,503

		12,854,405

Financial Services — 4.3%
Cash America International, Inc.	310,069	10,840,012
Duff & Phelps Corp. (Class A Stock)	165,991	3,030,996
First Commonwealth Financial Corp.	326,161	1,516,649

		15,387,657

Healthcare Products — 3.2%
Cutera, Inc.*(a)	214,204	1,822,876
Thoratec Corp.*(a)	364,089	9,801,276

		11,624,152

Healthcare Providers & Services — 1.2%
Lincare Holdings, Inc.*(a)	119,612	4,439,997

Healthcare Services — 5.4%
Addus HomeCare Corp.*	91,260	839,592
Amedisys, Inc.*(a)	115,632	5,615,090
Centene Corp.*	191,790	4,060,195
Genoptix, Inc.*(a)	161,570	5,740,582
Psychiatric Solutions, Inc.*(a)	162,380	3,432,713

		19,688,172

Healthcare Technology — 1.8%
Eclipsys Corp.*(a)	360,202	6,670,941

Internet Services — 1.8%
TIBCO Software, Inc.*	670,488	6,456,799

Lodging — 0.5%
Choice Hotels International, Inc.	58,221	1,843,277

Machinery & Equipment — 1.6%
Regal-Beloit Corp.	113,967	5,919,446

Medical Supplies & Equipment — 4.8%
American Medical Systems Holdings, Inc.*(a)	434,763	8,386,578
Quality Systems, Inc.(a)	83,808	5,262,304
SurModics, Inc.*(a)	63,590	1,440,950
Vital Images, Inc.*	171,785	2,179,952

		17,269,784

Metals & Mining — 1.2%
Northwest Pipe Co.*(a)	167,689	4,504,127

Oil & Gas — 4.2%
Lufkin Industries, Inc.	140,282	10,268,642
Whiting Petroleum Corp.*	67,800	4,844,310

		15,112,952

Oil & Gas Services — 1.9%
OYO Geospace Corp.*(a)	157,315	6,747,240

Pharmaceuticals — 5.3%
BioMarin Pharmaceutical, Inc.*(a)	287,545	5,408,721
Cubist Pharmaceuticals, Inc.*(a)	113,510	2,153,285

SEE NOTES TO FINANCIAL STATEMENTS.
A292

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Pharmaceuticals (cont’d.)
Herbalife Ltd. (Cayman Islands)	82,640	$3,352,705
Onyx Pharmaceuticals, Inc.*	124,865	3,663,539
Regeneron Pharmaceuticals, Inc.*	106,167	2,567,118
Vivus, Inc.*(a)	213,695	1,963,857

		19,109,225

Pharmaceuticals – Research & Manufacturing — 1.1%
ICON PLC, ADR (Ireland)*(a)	185,758	4,036,521

Real Estate Investment Trust — 0.9%
Redwood Trust, Inc.	217,662	3,147,393

Restaurants — 0.7%
Steak n Shake Co. (The)*	7,280	2,359,594

Retail & Merchandising — 5.7%
BJ’s Restaurants, Inc.*(a)	344,610	6,485,560
Genesco, Inc.*	362,944	9,966,442
Vitamin Shoppe Industries, Inc.*	179,650	3,995,416

		20,447,418

Semiconductors — 7.5%
FormFactor, Inc.*	287,972	6,266,271
ON Semiconductor Corp.*(a)	753,009	6,634,009
Rovi Corp.*(a)	277,995	8,859,700
Teradyne, Inc.*(a)	488,245	5,238,869

		26,998,849

Semiconductors & Semiconductor Equipment — 2.5%
Varian Semiconductor Equipment Associates, Inc.*(a)	256,945	9,219,187

Software — 1.2%
MedAssets, Inc.*	204,769	4,343,150

Telecommunications — 1.0%
EMS Technologies, Inc.*	256,171	3,714,479

Transportation — 2.4%
Genco Shipping & Trading Ltd. (Marshall Island)*(a)	136,505	3,054,982
Landstar System, Inc.	145,040	5,623,201

		8,678,183

TOTAL LONG-TERM INVESTMENTS
(cost $292,360,460)		360,008,033

SHORT-TERM INVESTMENT — 39.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $142,218,620; includes $132,609,156 of cash collateral for securities on loan)(b)(w) (Note 4)	142,218,620	142,218,620

TOTAL INVESTMENTS — 138.7%
(cost $434,579,080)		502,226,653
Liabilities in excess of other assets — (38.7)%		(140,136,244)

NET ASSETS — 100.0%		$362,090,409

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $127,785,412; cash collateral of $132,609,156 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$360,008,033	$—	$—
Affiliated Money Market Mutual Fund	142,218,620	—	—

	$502,226,653	$—	$—
Other Financial Instruments*	—	—	—

Total	$502,226,653	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.
A293

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (36.6% represents investments purchased with collateral from securities on loan)	39.3%
Commercial Services	8.1
Semiconductors	7.5
Computer Services & Software	7.0
Electronic Components & Equipment	6.4
Retail & Merchandising	5.7
Healthcare Services	5.4
Chemicals	5.3
Pharmaceuticals	5.3
Medical Supplies & Equipment	4.8
Financial Services	4.3
Oil & Gas	4.2
Entertainment & Leisure	3.6
Healthcare Products	3.2
Semiconductors & Semiconductor Equipment	2.5
Transportation	2.4
Electronic Components	2.1
Oil & Gas Services	1.9
Healthcare Techology	1.8
Internet Services	1.8
Machinery & Equipment	1.6
Biotechnology	1.4
Metals & Mining	1.2
Healthcare Providers & Services	1.2
Software	1.2
Pharmaceuticals – Research & Manufacturing	1.1
Commercial Services & Supplies	1.1
Telecommunications	1.0
Auto Parts & Equipment	1.0
Computer Hardware	0.9
Real Estate Investment Trusts	0.9
Diversified Financial Services	0.9
Communication Equipment	0.7
Commercial Banks	0.7
Restaurants	0.7
Lodging	0.5

138.7
Liabilities in excess of other assets	(38.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A294

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $127,785,412:
Unaffiliated investments (cost $292,360,460)	$360,008,033
Affiliated investments (cost $142,218,620)	142,218,620
Receivable for fund share sold	925,193
Dividends receivable	187,400
Prepaid expenses	4,412

Total Assets	503,343,658

LIABILITIES:
Payable to broker for collateral for securities on loan	132,609,156
Payable for investments purchased	5,918,875
Payable to custodian	2,508,662
Advisory fees payable	138,444
Accrued expenses and other liabilities	50,412
Payable for fund share repurchased	23,211
Shareholder servicing fees payable	1,998
Deferred trustees’ fees	1,579
Affiliated transfer agent fee payable	912

Total Liabilities	141,253,249

NET ASSETS	$362,090,409

Net assets were comprised of:
Paid-in capital	$478,349,261
Retained earnings	(116,258,852)

Net assets, December 31, 2009	$362,090,409

Net asset value and redemption price per share, $362,090,409 / 24,162,415 outstanding shares of beneficial interest	$14.99

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $9,586 foreign withholding tax)	$3,142,323
Affiliated income from securities lending, net	638,713
Affiliated dividend income	30,779

3,811,815

EXPENSES
Advisory fees	2,393,327
Shareholder servicing fees and expenses	265,925
Custodian and accounting fees	90,000
Shareholders’ reports	25,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	15,000
Trustees’ fees	11,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	3,000
Loan interest expense (Note 7)	1,069
Miscellaneous	10,457

Total expenses	2,842,778

NET INVESTMENT INCOME	969,037

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(14,809,602)
Net change in unrealized appreciation (depreciation) on investments	96,020,754

NET GAIN ON INVESTMENTS	81,211,152

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,180,189

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$969,037	$125,837
Net realized loss on investment transactions	(14,809,602)	(18,899,944)
Net change in unrealized appreciation (depreciation) on investments	96,020,754	(64,149,477)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	82,180,189	(82,923,584)

DISTRIBUTIONS	(126,476)	—

FUND SHARE TRANSACTIONS:
Fund share sold [11,897,290 and 10,080,005 shares, respectively]	148,684,463	125,735,876
Fund share issued in reinvestment of distributions [10,418 and 0 shares, respectively]	126,476	—
Net asset value of shares issued in merger [0 and 5,834,818 shares, respectively]	—	96,569,827
Fund share repurchased [7,323,060 and 5,782,251 shares, respectively]	(88,135,954)	(82,790,736)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	60,674,985	139,514,967

TOTAL INCREASE IN NET ASSETS	142,728,698	56,591,383
NET ASSETS:
Beginning of year	219,361,711	162,770,328

End of year	$362,090,409	$219,361,711

SEE NOTES TO FINANCIAL STATEMENTS.
A295

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.2%		Value
COMMON STOCKS — 97.1%	Shares	(Note 2)

Aerospace — 1.1%
BE Aerospace, Inc.*(a)	104,040	$2,444,940
Curtiss-Wright Corp. (Class B Stock)	22,700	710,964
Esterline Technologies Corp.*	21,000	856,170
Moog, Inc. (Class A Stock)*	6,250	182,687
Triumph Group, Inc.	65,144	3,143,198

		7,337,959

Aerospace & Defense — 0.5%
Ducommun, Inc.	18,800	351,748
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	31,100	617,646
Teledyne Technologies, Inc.*	57,830	2,218,359

		3,187,753

Agriculture — 0.1%
Andersons, Inc. (The)	30,400	784,928

Airlines — 0.5%
AirTran Holdings, Inc.*(a)	27,000	140,940
Alaska Air Group, Inc.*	12,000	414,720
JetBlue Airways Corp.*(a)	30,000	163,500
Republic Airways Holdings, Inc.*	128,500	949,615
SkyWest, Inc.	113,000	1,911,960

		3,580,735

Apparel & Textile — 0.1%
Maidenform Brands, Inc.*	35,100	585,819

Automotive Components — 1.1%
Cooper Tire & Rubber Co.	259,738	5,207,747
Superior Industries International, Inc.	72,370	1,107,261
WABCO Holdings, Inc.	59,040	1,522,641

		7,837,649

Automotive Parts — 0.8%
Asbury Automotive Group, Inc.*	64,700	745,991
ATC Technology Corp.*	126,483	3,016,620
Group 1 Automotive, Inc.*(a)	22,300	632,205
Sonic Automotive, Inc. (Class A Stock)*(a)	51,000	529,890
Spartan Motors, Inc.	44,600	251,098
Standard Motor Products, Inc.*	73,200	623,664

		5,799,468

Banks
Guaranty Bancorp*	25,400	33,528

Biotechnology — 0.3%
Affymetrix, Inc.*	113,100	660,504
Celera Corp.*	12,000	82,920
Emergent Biosolutions, Inc.*	19,300	262,287
InterMune, Inc.*	3,900	50,856
Lexicon Pharmaceuticals, Inc.*	239,900	407,830
Maxygen, Inc.*	12,400	75,516
Medivation, Inc.*(a)	5,600	210,840
United Therapeutics Corp.*	6,000	315,900
XOMA Ltd. (Bermuda)*	120,100	83,926

		2,150,579

Broadcasting — 0.4%
Belo Corp. (Class A Stock)	228,488	1,242,975
Journal Communications, Inc. (Class A Stock)	142,600	554,714
Lin TV Corp. (Class A Stock)*	69,016	307,811
LodgeNet Interactive Corp.*	21,400	118,342
Sinclair Broadcast Group, Inc. (Class A Stock)*	226,000	910,780

		3,134,622

Building Materials — 0.2%
ABM Industries, Inc.	12,900	266,514
Ameron International Corp.	9,400	596,524
Apogee Enterprises, Inc.(a)	19,700	275,800
NCI Building Systems, Inc.*	90,000	162,900
Nordic American Tanker Shipping (Bermuda)(a)	9,400	282,000
Trex Co., Inc.*	4,700	92,120

		1,675,858

Building Products — 0.7%
Gibraltar Industries, Inc.*	238,305	3,748,538
Simpson Manufacturing Co., Inc.	35,283	948,760

		4,697,298

Business Services — 0.4%
GP Strategies Corp.*	7,300	54,969
Kforce, Inc.*	26,100	326,250
Medidata Solutions, Inc.*	6,400	99,840
School Specialty, Inc.*	64,354	1,505,240
Spherion Corp.*	57,800	324,836
Viad Corp.	9,900	204,237

		2,515,372

Capital Markets — 1.5%
Affiliated Managers Group, Inc.*(a)	29,900	2,013,765
Artio Global Investors, Inc.*	58,060	1,479,949
Cohen & Steers, Inc.(a)	54,190	1,237,700
Duff & Phelps Corp. (Class A Stock)	80,160	1,463,722
FBR Capital Markets Corp.*	164,640	1,017,475
HFF, Inc. (Class A Stock)*	245,920	1,537,000
Raymond James Financial, Inc.	69,250	1,646,072
Thomas Weisel Partners Group, Inc.*	96,341	364,169

		10,759,852

Chemicals — 2.6%
Aceto Corp.	45,000	231,750
Cabot Corp.	43,461	1,139,982
Compass Minerals International, Inc.	15,400	1,034,726
Cytec Industries, Inc.	36,668	1,335,448
Ferro Corp.	250,870	2,067,169
Fuller (H.B.) Co.	50,100	1,139,775
Innophos Holdings, Inc.	23,600	542,564
Innospec, Inc.	21,400	215,926
Koppers Holdings, Inc.	37,670	1,146,675
Minerals Technologies, Inc.	9,000	490,230
NewMarket Corp.	7,700	883,729
Olin Corp.	71,402	1,250,963
OM Group, Inc.*	74,494	2,338,367

SEE NOTES TO FINANCIAL STATEMENTS.
A296

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Chemicals (cont’d.)
PolyOne Corp.*	140,020	$1,045,949
Rockwood Holdings, Inc.*	23,600	556,016
Schulman, (A.), Inc.	19,770	398,959
Solutia, Inc.*	59,500	755,650
Spartech Corp.	128,400	1,317,384

		17,891,262

Clothing & Apparel — 0.8%
Brown Shoe Co., Inc.	28,925	285,490
Carter’s, Inc.*	20,100	527,625
Deckers Outdoor Corp.*	6,000	610,320
G-III Apparel Group Ltd.*	22,300	483,241
Gymboree Corp.*(a)	11,600	504,484
Iconix Brand Group, Inc.*	62,100	785,565
Jones Apparel Group, Inc.	63,000	1,011,780
Quiksilver, Inc.*	12,500	25,250
Rue21, Inc.*	7,700	216,293
Skechers USA, Inc. (Class A Stock)*	15,400	452,914
Warnaco Group, Inc. (The)*	15,800	666,602

		5,569,564

Commercial Banks — 4.3%
Bancorp, Inc. (The)*	339,064	2,325,979
City National Corp.(a)	23,970	1,093,032
Cullen/Frost Bankers, Inc.	31,382	1,569,100
First Security Group, Inc.	332,779	792,014
IBERIABANK Corp.	106,848	5,749,491
KeyCorp	237,450	1,317,848
Signature Bank*(a)	187,645	5,985,875
SVB Financial Group*(a)	63,660	2,653,985
Synovus Financial Corp.(a)	628,962	1,289,372
Tompkins Trustco, Inc.	18,170	735,885
Umpqua Holdings Corp.	208,717	2,798,895
Wintrust Financial Corp.(a)	117,720	3,624,599

		29,936,075

Commercial Services & Supplies — 1.5%
Deluxe Corp.	126,400	1,869,456
Diebold, Inc.	78,957	2,246,327
DynCorp International, Inc. (Class A Stock)*	100,700	1,445,045
HealthSpring, Inc.*	54,800	965,028
PHH Corp.*(a)	91,200	1,469,232
United Stationers, Inc.*(a)	46,970	2,670,244

		10,665,332

Communications Equipment — 1.0%
Bel Fuse, Inc. (Class B Stock)	24,820	533,382
Black Box Corp.	102,787	2,912,983
Digi International, Inc.*	110,500	1,007,760
Plantronics, Inc.	94,620	2,458,228

		6,912,353

Computer Hardware — 0.2%
Insight Enterprises, Inc.*	29,600	338,032
Mercury Computer Systems, Inc.*	26,600	292,866
Quantum Corp.*	171,800	503,374

		1,134,272

Computer Services & Software — 2.1%)
Aspen Technology, Inc.*	74,100	726,180
CACI International, Inc. (Class A Stock)*(a)	38,219	1,866,998
CIBER, Inc.*	102,800	354,660
Dynamics Research Corp.*	23,100	245,091
Emdeon, Inc. (Class A Stock)*	7,300	111,325
Fortinet, Inc.*	9,400	165,158
Gartner, Inc. (Class A Stock)*	33,000	595,320
Global Defense Technology & Systems, Inc.*	16,700	274,882
infoGROUP, Inc.*	9,400	75,388
JDA Software Group, Inc.*(a)	21,800	555,246
Mantech International Corp. (Class A Stock)*	6,000	289,680
MedAssets, Inc.*(a)	21,800	462,378
Netscout Systems, Inc.*	14,600	213,744
Parametric Technology Corp.*	149,476	2,442,438
Progress Software Corp.*	15,400	449,834
Quest Software, Inc.*	16,700	307,280
Radisys Corp.*	10,700	102,185
Sybase, Inc.*(a)	73,310	3,181,654
Sykes Enterprises, Inc.*	20,600	524,682
SYNNEX Corp.*	36,400	1,116,024
TIBCO Software, Inc.*	21,400	206,082
Virtusa Corp.*	6,900	62,514

		14,328,743

Computers & Peripherals — 0.2%
Rimage Corp.*	40,100	695,334
Unisys Corp.*	23,820	918,499

		1,613,833

Computer Networking — 0.3%
Xyratex Ltd. (Bermuda)*	139,160	1,852,220

Conglomerates — 0.3%
AZZ, Inc.*	11,100	362,970
Teleflex, Inc.	30,950	1,667,895

		2,030,865

Construction — 0.1%
Brookfield Homes Corp.*	10,700	85,600
Meritage Homes Corp.*	4,300	83,119
Standard Pacific Corp.*	107,500	402,050

		570,769

Construction and Engineering — 1.2%
EMCOR Group, Inc.*	183,440	4,934,536
Granite Construction, Inc.	32,590	1,096,979
Tutor Perini Corp.*(a)	108,676	1,964,862

		7,996,377

Consumer Products & Services — 1.2%
American Greetings Corp. (Class A Stock)	52,600	1,146,154
Buckeye Technologies, Inc.*	113,400	1,106,784
Central Garden & Pet Co.*(a)	106,849	1,143,284
G & K Services, Inc. (Class A Stock)	68,128	1,712,057
JAKKS Pacific, Inc.*	45,000	545,400

SEE NOTES TO FINANCIAL STATEMENTS.
A297

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Consumer Products & Services (cont’d.)
Jarden Corp.	6,751	$208,674
Regis Corp.(a)	82,232	1,280,352
Tupperware Brands Corp.	18,800	875,516

		8,018,221

Containers & Packaging — 0.9%
AptarGroup, Inc.(a)	77,403	2,766,383
Silgan Holdings, Inc.	57,959	3,354,667

		6,121,050

Distribution/Wholesale
Brightpoint, Inc.*	22,300	163,905

Diversified Consumer Services — 0.4%
Sotheby’s(a)	29,470	662,486
Steiner Leisure Ltd. (Bahamas)*(a)	49,732	1,977,344

		2,639,830

Diversified Financial Services — 0.4%
BGC Partners, Inc. (Class A Stock)	91,200	421,344
Financial Federal Corp.	69,270	1,904,925
Marlin Business Services Corp.*	7,300	57,889
Oppenheimer Holdings, Inc. (Class A Stock)	7,700	255,794
Virtus Investment Partners, Inc.*	750	11,925

		2,651,877

Diversified Operations — 0.1%
Compass Diversified Holdings	21,000	267,960
Standex International Corp.	11,600	233,044

		501,004

Electric Utilities — 1.2%
MGE Energy, Inc.	34,860	1,245,896
NV Energy, Inc.	146,300	1,811,194
Portland General Electric Co.	273,087	5,573,706

		8,630,796

Electrical Equipment — 1.0%
GrafTech International Ltd.*	178,680	2,778,474
Regal-Beloit Corp.	76,840	3,991,070

		6,769,544

Electronic Components & Equipment — 2.6%
A123 Systems, Inc.*(a)	6,900	154,836
Arris Group, Inc.*	80,039	914,846
Belden, Inc.	104,064	2,281,083
Benchmark Electronics, Inc.*	36,450	689,270
Checkpoint Systems, Inc.*	20,600	314,150
Coherent, Inc.*	104,904	3,118,796
CTS Corp.	33,400	321,308
EnerSys*	70,200	1,535,274
FEI Co.*	23,600	551,296
Littelfuse, Inc.*(a)	82,895	2,665,074
OSI Systems, Inc.*	3,400	92,752
Plexus Corp.*	9,400	267,900
PowerSecure International, Inc.*	14,600	105,266
Synopsys, Inc.*	63,268	1,409,611
Technitrol, Inc.	11,200	49,056
TTM Technologies, Inc.*	75,000	864,750
VAALCO Energy, Inc.	58,700	267,085
Zebra Technologies Corp. (Class A Stock)*(a)	82,695	2,345,230

		17,947,583

Electronic Equipment & Instruments
Encore Wire Corp.	9,900	208,593

Energy Equipment & Services — 0.8%
Gulf Island Fabrication, Inc.	64,680	1,360,220
ION Geophysical Corp.*	296,340	1,754,333
Matrix Service Co.*	112,530	1,198,444
National Oilwell Varco, Inc.	12,550	553,330
Superior Well Services, Inc.*(a)	31,650	451,329

		5,317,656

Entertainment & Leisure — 0.2%
Carmike Cinemas, Inc.*	42,400	320,544
Isle of Capri Casinos, Inc.*	19,300	144,364
Scientific Games Corp. (Class A Stock)*	87,528	1,273,532

		1,738,440

Environmental Services — 0.2%
Clean Harbors, Inc.*	24,280	1,447,331
Waste Services, Inc.*	7,700	70,147

		1,517,478

Equipment Services — 0.1%
RPC, Inc.	17,825	185,380
Watsco, Inc.	9,400	460,412

		645,792

Exchange Traded Funds — 0.2%
iShares Nasdaq Biotechnology Index Fund*(a)	11,767	963,364
iShares Russell 2000 Index Fund(a)	10,307	641,714

		1,605,078

Financial – Bank & Trust — 6.2%
1st Source Corp.	8,200	131,938
1st United Bancorp, Inc.*	43,300	309,162
Ameris Bancorp(a)	17,587	125,924
BancFirst Corp.	7,300	270,392
Banco Latinoamericano de Comercio Exterior SA (Panama)	26,100	362,790
BancorpSouth, Inc.(a)	67,575	1,585,310
Bank of the Ozarks, Inc.	10,700	313,189
Banner Corp.(a)	7,700	20,636
Berkshire Hills Bancorp, Inc.	10,300	213,004
Boston Private Financial Holdings, Inc.	111,873	645,507
Brookline Bancorp, Inc.	46,300	458,833
Cardinal Financial Corp.	124,602	1,089,021
Central Pacific Financial Corp.*	1,800	2,358
Chemical Financial Corp.	17,085	402,864
Citizens Republic Bancorp, Inc.*	158,823	109,588
City Holding Co.(a)	35,600	1,150,948

SEE NOTES TO FINANCIAL STATEMENTS.
A298

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Financial – Bank & Trust (cont’d.)
Columbia Banking System, Inc.	20,800	$336,544
Community Bank System, Inc.(a)	19,700	380,407
Community Trust Bancorp, Inc.	34,542	844,552
CVB Financial Corp.	215,000	1,857,600
East West Bancorp, Inc.	29,600	467,680
Farmers Capital Bank Corp.	7,300	74,606
Financial Institutions, Inc.	11,100	130,758
First Bancorp (Puerto Rico)	27,600	63,480
First Bancorp (United States)	14,600	203,962
First Community Bancshares, Inc.	41,100	495,255
First Defiance Financial Corp.	6,400	72,256
First Financial Bancorp	213,536	3,109,084
First Financial Holdings, Inc.	12,900	167,571
First Horizon National Corp.*(a)	149,513	2,003,474
First Merchants Corp.	16,300	96,822
First Niagara Financial Group, Inc.	97,017	1,349,506
First South Bancorp, Inc.	6,000	61,800
FirstMerit Corp.(a)	113,375	2,283,372
FNB Corp.	140,900	956,711
Hancock Holding Co.	41,249	1,806,294
Hawaiian Holdings, Inc.*	64,300	450,100
Heartland Financial USA, Inc.	7,300	104,755
Hudson Valley Holding Corp.	8,000	197,280
Independent Bank Corp.	34,300	716,527
Lakeland Bancorp, Inc.	24,400	155,916
Nara Bancorp, Inc.*	85,700	971,838
National Penn Bancshares, Inc.	252,292	1,460,771
NewAlliance Bancshares, Inc.(a)	104,785	1,258,468
Northwest Bancshares, Inc.(a)	39,500	447,140
Ocwen Financial Corp.*(a)	76,700	734,019
Old Second Bancorp, Inc.	3,900	26,871
Oriental Financial Group, Inc. (Puerto Rico)	21,900	236,520
Pacific Capital Bancorp	34,400	33,024
PacWest Bancorp(a)	153,117	3,085,308
Park National Corp.(a)	7,700	453,376
Penson Worldwide, Inc.*(a)	52,700	477,462
Peoples Bancorp, Inc.	18,700	181,016
Porter Bancorp, Inc.	1,780	26,771
Prosperity Bancshares, Inc.	24,800	1,003,656
Provident Financial Services, Inc.	43,700	465,405
Renasant Corp.	38,300	520,880
Republic Bancorp, Inc. (Class A Stock)	13,046	268,748
S&T Bancorp, Inc.(a)	17,100	290,871
Shore Bancshares, Inc.	3,000	43,380
Sierra Bancorp(a)	12,000	91,560
Simmons First National Corp. (Class A Stock)	10,300	286,340
South Financial Group, Inc. (The)(a)	362,500	233,704
Southside Bancshares, Inc.	20,620	404,564
Southwest Bancorp, Inc.	19,300	133,942
Sterling Bancorp	18,000	128,520
Sterling Bancshares, Inc.	60,600	310,878
Suffolk Bancorp	6,400	190,080
Trico Bancshares	15,400	256,410
Trustmark Corp.	28,300	637,882
Union Bankshares Corp.	13,900	172,221
United Bankshares, Inc.(a)	10,300	205,691
United Community Banks, Inc.*	34,299	116,274
Washington Trust Bancorp, Inc.	13,300	207,214
WesBanco, Inc.	18,000	222,120
West Bancorp, Inc.	17,100	84,303
Wilshire Bancorp, Inc.	26,600	217,854
Zions Bancorp(a)	112,290	1,440,681

		42,903,538

Financial – Brokerage — 0.2%
Knight Capital Group, Inc. (Class A Stock)*	73,200	1,127,280
Piper Jaffray Cos.*	6,900	349,209
Teton Advisors, Inc. (Class B Stock)*(a)	464	—

		1,476,489

Financial Institutions — 0.1%
Fifth Street Finance Corp.	14,600	156,804
Kayne Anderson Energy Development Co.	13,930	202,682

		359,486

Financial Services — 2.1%
Advance America Cash Advance Centers, Inc.	35,600	197,936
Alliance Financial Corp.	3,400	92,310
Altisource Portfolio Solutions SA (Luxembourg)*	9,966	209,186
Assured Guaranty Ltd. (Bermuda)	102,400	2,228,224
BlackRock Kelso Capital Corp.	23,100	196,812
CompuCredit Holdings Corp.	18,400	61,272
Dime Community Bancshares	25,800	302,376
Dollar Financial Corp.*	54,968	1,300,543
Doral Financial Corp. (Puerto Rico)*(a)	36,000	130,680
Encore Capital Group, Inc.*	22,300	388,020
Federated Investors, Inc. (Class B Stock)(a)	59,199	1,627,972
Flushing Financial Corp.	13,900	156,514
Global Cash Access Holdings, Inc.*	28,700	214,963
Hallmark Financial Services, Inc.*	17,600	140,096
Lakeland Financial Corp.	15,000	258,750
Max Capital Group Ltd. (Bermuda)	46,700	1,041,410
MCG Capital Corp.*	151,186	653,124
National Financial Partners Corp.*	8,600	69,574
NBT Bancorp, Inc.	30,000	611,100
Nelnet, Inc. (Class A Stock)	68,500	1,180,255
OceanFirst Financial Corp.	11,600	131,080
Prospect Capital Corp.	32,583	384,805
Santander Bancorp (Puerto Rico)*	13,539	166,259
Stifel Financial Corp.*	12,900	764,196
TICC Capital Corp.	19,074	115,399
Trustco Bank Corp.	50,600	318,780
United Community Financial Corp.*	14,926	21,643
Waterstone Financial, Inc.*	900	1,845
World Acceptance Corp.*(a)	42,000	1,504,860
WSFS Financial Corp.	10,000	256,300

		14,726,284

SEE NOTES TO FINANCIAL STATEMENTS.
A299

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Food — 1.5%
B&G Foods, Inc. (Class A Stock)	37,300	$342,414
Chiquita Brands International, Inc.*(a)	93,800	1,692,152
Corn Products International, Inc.	80,795	2,361,638
Dean Foods Co.*	152,709	2,754,870
Fresh Del Monte Produce, Inc. (Cayman Islands)*	11,600	256,360
Nash-Finch Co.	7,800	289,302
Sanderson Farms, Inc.	58,379	2,461,259
TreeHouse Foods, Inc.*	8,600	334,196

		10,492,191

Food & Staples Retailing — 0.7%
Casey’s General Stores, Inc.	112,476	3,590,234
Weis Markets, Inc.	33,320	1,211,515

		4,801,749

Food Products — 0.1%
Smithfield Foods, Inc.*(a)	48,240	732,766

Gas Utilities — 0.6%
New Jersey Resources Corp.	81,909	3,063,397
Northwest Natural Gas Co.	21,160	953,046

		4,016,443

Healthcare Equipment & Services — 0.1%
National Dentex Corp.*	86,497	873,620

Healthcare – Medical Providers
Team Health Holdings Inc*	23,300	326,666

Healthcare Providers & Services — 1.1%
Cross Country Healthcare, Inc.*	125,300	1,241,723
LifePoint Hospitals, Inc.*(a)	77,182	2,509,187
RehabCare Group, Inc.*	134,502	4,092,896

		7,843,806

Healthcare Services — 1.2%
American Dental Partners, Inc.*	19,300	248,970
AmSurg Corp.*	69,046	1,520,393
Cantel Medical Corp.*	29,600	597,328
Continucare Corp.*	15,900	69,483
Gentiva Health Services, Inc.*	43,700	1,180,337
HealthSouth Corp.*(a)	29,100	546,207
Magellan Health Services, Inc.*	15,400	627,242
Nighthawk Radiology Holdings, Inc.*	97,200	440,316
Protalix BioTherapeutics, Inc.*(a)	22,700	150,274
Res-Care, Inc.*	32,100	359,520
Seattle Genetics, Inc.*	13,700	139,192
Sunrise Senior Living, Inc.*	164,500	529,690
Triple-S Management Corp. (Class B Stock) (Puerto Rico)*	29,100	512,160
WellCare Health Plans, Inc.*	38,500	1,415,260

		8,336,372

Healthcare Technology — 0.1%
MedQuist, Inc.	64,830	433,713

Hotels, Restaurants & Leisure — 0.4%
Brinker International, Inc.	30,580	456,254
California Pizza Kitchen, Inc.*	55,830	750,913
CKE Restaurants, Inc.	103,190	872,987
Morgans Hotel Group Co.*	39,190	177,531
Ruby Tuesday, Inc.*	63,800	459,360

		2,717,045

Household Durables — 0.2%
Furniture Brands International, Inc.*	55,300	301,938
La-Z-Boy, Inc.*	88,700	845,311
Tempur-Pedic International, Inc.*	16,700	394,621

		1,541,870

Household Products — 0.7%
Central Garden & Pet Co. (Class A Stock)*	332,539	3,305,438
Helen of Troy Ltd. (Bermuda)*	35,100	858,546
Prestige Brands Holdings, Inc.*	57,400	451,164

		4,615,148

Industrial Products — 1.8%
Actuant Corp. (Class A Stock)	20,100	372,453
Acuity Brands, Inc.(a)	30,800	1,097,712
Barnes Group, Inc.	72,000	1,216,800
Brady Corp. (Class A Stock)	72,153	2,165,312
Ceradyne, Inc.*	16,300	313,123
EnPro Industries, Inc.*	59,300	1,566,113
Interface, Inc. (Class A Stock)	142,716	1,185,970
Interline Brands, Inc.*	47,100	813,417
Myers Industries, Inc.	23,600	214,760
Tredegar Corp.	9,900	156,618
Watts Water Technologies, Inc. (Class A Stock)	48,832	1,509,885
WESCO International, Inc.*(a)	70,869	1,914,172

		12,526,335

Insurance — 6.2%
Allied World Assurance Co. Holdings Ltd. (Bermuda)	72,740	3,351,132
American Equity Investment Life Holding Co.	123,500	918,840
American Physicians Capital, Inc.	15,533	470,961
American Safety Insurance Holding Ltd. (Bermuda)*	3,400	49,130
AMERISAFE, Inc.*	90,800	1,631,676
AmTrust Financial Services, Inc.	24,800	293,136
Arch Capital Group Ltd. (Bermuda)*	20,740	1,483,947
Argo Group International Holdings Ltd. (Bermuda)*	24,058	701,050
Aspen Insurance Holdings Ltd. (Bermuda)	46,700	1,188,515
CNA Surety Corp.*	127,830	1,903,389
Conseco, Inc.*(a)	140,546	702,730
Delphi Financial Group, Inc. (Class A Stock)	66,400	1,485,368
EMC Insurance Group, Inc.	59,700	1,284,147
Employers Holdings, Inc.	245,869	3,771,630
Endurance Specialty Holdings Ltd. (Bermuda)	35,125	1,307,704
FPIC Insurance Group, Inc.*	2,600	100,412
Harleysville Group, Inc.	7,300	232,067

SEE NOTES TO FINANCIAL STATEMENTS.
A300

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Insurance (cont’d.)
Horace Mann Educators Corp.	96,678	$1,208,475
Infinity Property & Casualty Corp.	53,527	2,175,337
Meadowbrook Insurance Group, Inc.	477,730	3,535,202
Navigators Group, Inc.*	14,100	664,251
NYMAGIC, Inc.	6,400	106,176
Platinum Underwriters Holdings Ltd. (Bermuda)	118,258	4,528,099
PMA Capital Corp. (Class A Stock)*	39,000	245,700
ProAssurance Corp.*	54,204	2,911,297
Radian Group, Inc.(a)	151,600	1,108,196
Reinsurance Group of America, Inc.	59,421	2,831,411
RLI Corp.	3,900	207,675
Selective Insurance Group, Inc.(a)	45,800	753,410
Tower Group, Inc.	4,262	99,773
Zenith National Insurance Corp.	54,470	1,621,027

		42,871,863

Internet Services — 0.5%
Adaptec, Inc.*	26,200	87,770
Ancestry.com, Inc.*	13,300	186,333
Digital River, Inc.*	72,464	1,955,803
EarthLink, Inc.	49,300	409,683
i2 Technologies, Inc.*	6,400	122,368
SonicWALL, Inc.*	17,100	130,131
United Online, Inc.	106,268	764,067

		3,656,155

IT Services — 0.1%
Vitacost.com, Inc.*	36,400	379,288

Leisure Equipment & Products — 0.6%
Callaway Golf Co.(a)	548,949	4,139,075

Life Science Tools & Services
Enzo Biochem, Inc.*	18,790	101,090

Machinery — 3.6%
AGCO Corp.*	61,850	2,000,229
Albany International Corp. (Class A Stock)	85,390	1,917,859
Altra Holdings, Inc.*	237,160	2,928,926
Duoyuan Printing, Inc.*	36,400	293,020
IDEX Corp.	77,705	2,420,511
Kaydon Corp.	118,500	4,237,560
Mueller Industries, Inc.	53,090	1,318,756
Mueller Water Products, Inc. (Class A Stock)	303,525	1,578,330
RBC Bearings, Inc.*	102,685	2,498,326
Snap-on, Inc.	37,940	1,603,344
Wabtec Corp.	96,320	3,933,709

		24,730,570

Machinery & Equipment — 1.4%
Applied Industrial Technologies, Inc.	94,400	2,083,408
Cascade Corp.	3,000	82,470
Chart Industries, Inc.*	14,600	241,630
Columbus McKinnon Corp.*	9,400	128,404
Gardner Denver, Inc.	64,344	2,737,837
Kadant, Inc.*	81,678	1,303,581
Smith (A.O.) Corp.	15,100	655,189
T-3 Energy Services, Inc.*	13,700	349,350
Tennant Co.	3,400	89,046
Terex Corp.*(a)	100,407	1,989,063

		9,659,978

Manufacturing — 0.1%
STR Holdings, Inc.*	27,800	436,738

Marine — 0.3%
Kirby Corp.*(a)	54,170	1,886,741

Media
Entercom Communications Corp. (Class A Stock)*	35,100	248,157

Medical Products — 0.3%
Cooper Cos., Inc. (The)(a)	53,778	2,050,017

Medical Supplies & Equipment — 0.9%
CONMED Corp.*	92,397	2,106,652
Cypress Bioscience, Inc.*	9,900	57,024
Halozyme Therapeutics, Inc.*	11,100	65,157
Incyte Corp.*	29,100	265,101
Invacare Corp.	12,300	306,762
Kensey Nash Corp.*	36,393	928,022
Patterson Cos., Inc.*	46,625	1,304,567
PSS World Medical, Inc.*	12,900	291,153
STERIS Corp.	12,400	346,828
Vital Images, Inc.*	30,800	390,852

		6,062,118

Metals & Mining — 1.8%
Ampco-Pittsburgh Corp.	5,600	176,568
Carpenter Technology Corp.	34,390	926,811
CIRCOR International, Inc.	13,300	334,894
Cliffs Natural Resources, Inc.	11,510	530,496
Cloud Peak Energy, Inc.*(a)	33,000	480,480
Coeur d’alene Mines Corp.*(a)	28,700	518,322
Globe Specialty Metals, Inc.*(a)	22,300	209,620
Haynes International, Inc.	71,850	2,368,894
Hecla Mining Co.*	18,900	116,802
Horsehead Holding Corp.*	82,930	1,057,358
Kaiser Aluminum Corp.	17,130	712,951
Metalico, Inc.*(a)	143,900	707,988
Olympic Steel, Inc.	23,480	764,978
Quanex Building Products Corp.	29,325	497,645
Royal Gold, Inc.	12,000	565,200
RTI International Metals, Inc.*(a)	57,630	1,450,547
Stillwater Mining Co.*	52,300	495,804
USEC, Inc.*	22,700	87,395
Worthington Industries, Inc.	45,000	588,150

		12,590,903

Multi-Utilities — 0.1%
CMS Energy Corp.(a)	41,260	646,132

Office Equipment — 0.1%
ACCO Brands Corp.*	54,000	393,120
Ennis, Inc.	10,700	179,653
Knoll, Inc.	39,400	407,002

		979,775

SEE NOTES TO FINANCIAL STATEMENTS.
A301

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil & Gas — 3.1%
ATP Oil & Gas Corp.*(a)	23,600	$431,408
Berry Petroleum Co. (Class A Stock)	107,431	3,131,614
Bolt Technology Corp.*	13,700	150,974
Brigham Exploration Co.*	31,700	429,535
Cal Dive International, Inc.*	161,100	1,217,916
Complete Production Services, Inc.*	18,900	245,700
EXCO Resources, Inc.	75,400	1,600,742
Global Industries Ltd.*(a)	76,300	544,019
Goodrich Petroleum Corp.*(a)	84,796	2,064,782
Gulfport Energy Corp.*	163,200	1,868,640
Headwaters, Inc.*	39,400	256,888
Key Energy Services, Inc.*(a)	230,181	2,023,291
Lufkin Industries, Inc.	6,400	468,480
Parker Drilling Co.*	54,800	271,260
Pioneer Drilling Co.*	18,000	142,200
Rosetta Resources, Inc.*	37,700	751,361
Stone Energy Corp.*	34,700	626,335
Swift Energy Co.*(a)	143,924	3,448,419
TETRA Technologies, Inc.*	44,100	488,628
Toreador Resources Corp.	11,100	109,890
Western Refining, Inc.*(a)	34,300	161,553
WGL Holdings, Inc.	29,100	976,014

		21,409,649

Oil, Gas & Consumable Fuels — 0.9%
Bill Barrett Corp.*(a)	67,370	2,095,881
Carrizo Oil & Gas, Inc.*(a)	39,000	1,033,110
Denbury Resources, Inc.*(a)	35,874	530,935
Petroquest Energy, Inc.*(a)	85,530	524,299
Rex Energy Corp.*	91,830	1,101,960
St. Mary Land & Exploration Co.	31,180	1,067,603

		6,353,788

Paper & Forest Products — 1.0%
Boise, Inc.*	26,100	138,591
Louisiana-Pacific Corp.*(a)	158,900	1,109,122
Neenah Paper, Inc.	72,271	1,008,180
Rock-Tenn Co. (Class A Stock)	48,000	2,419,680
Schweitzer-Mauduit International, Inc.	19,700	1,385,895
Universal Forest Products, Inc.	15,400	566,874

		6,628,342

Personal Services — 0.1%
GEO Group, Inc. (The)*	13,700	299,756
Stewart Enterprises, Inc. (Class A Stock)	109,700	564,955

		864,711

Pharmaceuticals — 0.2%
Ariad Pharmaceuticals, Inc.*	55,300	126,084
Cadence Pharmaceuticals, Inc.*	10,700	103,469
Kendle International, Inc.*	4,800	87,888
Par Pharmaceutical Cos., Inc.*	8,100	219,186
Pharmasset, Inc.*	5,100	105,570
Valeant Pharmaceuticals International*(a)	10,700	340,153
XenoPort, Inc.*	5,600	103,936

		1,086,286

Printing & Publishing — 0.3%
Consolidated Graphics, Inc.*	14,600	511,292
Courier Corp.	45,920	654,360
Valassis Communications, Inc.*	56,500	1,031,690

		2,197,342

Professional Services — 1.2%
CDI Corp.	890	11,526
COMSYS IT Partners, Inc.*	76,970	684,263
Korn/Ferry International*(a)	32,050	528,825
TrueBlue, Inc.*	118,970	1,761,946
Watson Wyatt Worldwide, Inc. (Class A Stock)*	112,370	5,339,822

		8,326,382

Publishing
AH Belo Corp. (Class A Stock)*	34,700	199,872

Railroads
Portec Rail Products, Inc.	2,200	23,562

Real Estate Investment Trusts — 7.0%
American Campus Communities, Inc.	13,700	384,970
Anworth Mortgage Asset Corp.	84,600	592,200
Ashford Hospitality Trust, Inc.*(a)	58,700	272,368
Associated Estates Realty Corp.	38,600	435,022
BioMed Realty Trust, Inc.(a)	153,047	2,415,082
CapLease, Inc.	62,100	271,998
CBL & Associates Properties, Inc.(a)	299,181	2,893,080
Cedar Shopping Centers, Inc.	59,100	401,880
Cogdell Spencer, Inc.	49,370	279,434
Colonial Properties Trust(a)	51,200	600,576
Corporate Office Properties Trust	12,160	445,421
Cousins Properties, Inc.(a)	68,818	525,081
DCT Industrial Trust, Inc.(a)	163,600	821,272
Developers Diversified Realty Corp.(a)	73,700	682,462
DiamondRock Hospitality Co.	81,400	689,458
EastGroup Properties, Inc.(a)	29,330	1,122,752
Education Realty Trust, Inc.	240,004	1,161,619
Entertainment Properties Trust(a)	27,400	966,398
Equity LifeStyle Properties, Inc.	18,800	948,836
Equity One, Inc.(a)	116,857	1,889,578
Extra Space Storage, Inc.	28,300	326,865
First Industrial Realty Trust, Inc.*	261,300	1,366,599
First Potomac Realty Trust(a)	35,100	441,207
Glimcher Realty Trust	131,500	355,050
Hersha Hospitality Trust	23,600	74,104
Home Properties, Inc.	7,300	348,283
Inland Real Estate Corp.	42,800	348,820
iStar Financial, Inc.*(a)	116,100	297,216
LaSalle Hotel Properties(a)	140,650	2,985,999
Lexington Realty Trust(a)	267,047	1,623,645
LTC Properties, Inc.	30,000	802,500
MFA Financial, Inc.	433,544	3,186,548
Mid-America Apartment Communities, Inc.(a)	100,385	4,846,588
National Retail Properties, Inc.(a)	94,700	2,009,534
NorthStar Realty Finance Corp.	148,350	508,840

SEE NOTES TO FINANCIAL STATEMENTS.
A302

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Real Estate Investment Trusts (cont’d.)
Omega Healthcare Investors, Inc.	60,800	$1,182,560
Parkway Properties, Inc.	69,700	1,451,154
Pebblebrook Hotel Trust*	43,800	964,038
Pennsylvania Real Estate Investment Trust(a)	113,100	956,826
Pennymac Mortgage Investment Trust*	11,100	190,698
PS Business Parks, Inc.	8,600	430,430
Resource Capital Corp.	52,700	259,284
Saul Centers, Inc.	34,630	1,134,479
Senior Housing Properties Trust(a)	131,180	2,868,907
Strategic Hotels & Resorts, Inc.*	38,500	71,610
Sun Communities, Inc.	27,400	541,150
Sunstone Hotel Investors, Inc.*(a)	62,620	556,066
Washington Real Estate Investment Trust(a)	18,350	505,543

		48,434,030

Real Estate Management & Development — 0.7%
CB Richard Ellis Group, Inc. (Class A Stock)*(a)	79,675	1,081,190
Jones Lang LaSalle, Inc.	57,020	3,444,008

		4,525,198

Registered Investment Companies — 0.1%
Allied Capital Corp.*	75,000	270,750
American Capital Ltd.*(a)	179,500	437,980
Gladstone Capital Corp.	23,100	177,870

		886,600

Restaurants — 0.3%
CEC Entertainment, Inc.*(a)	30,400	970,368
Einstein Noah Restaurant Group, Inc.*	44,600	438,418
Ruth’s Hospitality Group, Inc.*	166,600	348,194

		1,756,980

Retail & Merchandising — 4.3%
Abercrombie & Fitch Co. (Class A Stock)	39,403	1,373,194
Bebe Stores, Inc.	65,733	412,146
BJ’s Wholesale Club, Inc.*	44,265	1,447,908
Cabela’s, Inc.*(a)	63,000	898,380
Cash America International, Inc.	55,300	1,933,288
Coldwater Creek, Inc.*	168,318	750,698
Collective Brands, Inc.*	35,600	810,612
Core-Mark Holding Co., Inc.*	22,700	748,192
Dole Food Co., Inc.*(a)	179,838	2,231,790
Dress Barn, Inc.*(a)	48,000	1,108,800
Ethan Allen Interiors, Inc.(a)	110,283	1,479,998
Finish Line, Inc. (The) (Class A Stock)	50,500	633,775
hhgregg, Inc.*(a)	60,502	1,332,859
Houston Wire & Cable Co.	9,000	107,100
Jo-Ann Stores, Inc.*	6,400	231,936
Jos. A. Bank Clothiers, Inc.*(a)	22,700	957,713
Lithia Motors, Inc. (Class A Stock)*	42,400	348,528
Men’s Wearhouse, Inc. (The)	80,318	1,691,497
Oxford Industries, Inc.	48,400	1,000,912
Pantry, Inc. (The)*	165,044	2,242,948
Perry Ellis International, Inc.*	102,150	1,538,379
PetSmart, Inc.	87,749	2,342,021
RC2 Corp.*	19,300	284,675
Rent-A-Center, Inc.*	91,700	1,624,924
Saks, Inc.*(a)	105,204	690,138
World Fuel Services Corp.(a)	42,000	1,125,180
Zale Corp.*(a)	121,700	331,024

		29,678,615

Road & Rail — 0.7%
Genesee & Wyoming, Inc. (Class A Stock)*	62,680	2,045,875
J.B. Hunt Transport Services, Inc.	50,680	1,635,443
Landstar System, Inc.	32,610	1,264,290

		4,945,608

Semiconductors — 1.4%
Amkor Technology, Inc.*(a)	59,100	423,156
DSP Group, Inc.*	24,900	140,187
Emulex Corp.*	122,802	1,338,542
Lattice Semiconductor Corp.*	31,300	84,510
MKS Instruments, Inc.*	27,000	470,070
Photronics, Inc.*	32,600	145,070
PMC-Sierra, Inc.*	85,700	742,162
Richardson Electronics Ltd.	75,348	442,293
Semtech Corp.*	19,300	328,293
Sigma Designs, Inc.*(a)	17,100	182,970
Skyworks Solutions, Inc.*(a)	146,900	2,084,511
Veeco Instruments, Inc.*	15,000	495,600
Zoran Corp.*	250,905	2,772,500

		9,649,864

Semiconductors & Semiconductor Equipment — 2.2%
Entegris, Inc.*	459,201	2,424,581
Exar Corp.*	198,352	1,410,283
Fairchild Semiconductor International, Inc.*(a)	199,290	1,990,907
Omnivision Technologies, Inc.*(a)	70,530	1,024,801
ON Semiconductor Corp.*(a)	295,110	2,599,919
Varian Semiconductor Equipment Associates, Inc.*	68,460	2,456,345
Verigy Ltd. (Singapore)*	259,740	3,342,854

		15,249,690

Software — 1.7%
Citrix Systems, Inc.*(a)	76,480	3,182,333
CSG Systems International, Inc.*	19,300	368,437
EPIQ Systems, Inc.*(a)	50,430	705,516
Lawson Software, Inc.*	807,056	5,366,922
McAfee, Inc.*	26,948	1,093,280
Take-Two Interactive Software, Inc.*(a)	98,900	993,945

		11,710,433

SEE NOTES TO FINANCIAL STATEMENTS.
A303

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Specialty Retail — 0.9%
Cato Corp. (The) (Class A Stock)	137,557	$2,759,393
Children’s Place Retail Stores, Inc. (The)*(a)	36,150	1,193,312
MarineMax, Inc.*	132,910	1,221,443
Williams-Sonoma, Inc.(a)	58,840	1,222,695

		6,396,843

Telecommunications — 0.6%
Atlantic Tele-Network, Inc.	10,300	566,603
Cincinnati Bell, Inc.*	233,500	805,575
Consolidated Communications Holdings, Inc.	46,700	817,250
CPI International, Inc.*	6,400	84,736
Harris Stratex Networks, Inc. (Class A Stock)*	23,600	163,076
MasTec, Inc.*	39,800	497,500
Polycom, Inc.*	4,700	117,359
Premiere Global Services, Inc.*	55,700	459,525
RF Micro Devices, Inc.*	34,700	165,519
Symmetricon, Inc.*	19,700	102,440
Syniverse Holdings, Inc.*	15,400	269,192
Tekelec*	30,000	458,400

		4,507,175

Textiles, Apparel & Luxury Goods — 0.9%
Fossil, Inc.*(a)	38,160	1,280,650
Hanesbrands, Inc.*	108,030	2,604,603
Timberland Co. (Class A Stock)*(a)	116,645	2,091,445

		5,976,698

Thrifts & Mortgage Finance — 0.2%
MGIC Investment Corp.*(a)	58,700	339,286
Westfield Financial, Inc.	105,670	871,777

		1,211,063

Trading Companies & Distributors — 0.1%
Rush Enterprises, Inc. (Class A Stock)*	84,190	1,001,019

Transportation — 1.1%
Aircastle Ltd. (Bermuda)	36,800	362,480
Arkansas Best Corp.	18,400	541,512
Atlas Air Worldwide Holdings, Inc.*	20,100	748,725
DHT Maritime, Inc. (Marshall Islands)	27,000	99,360
Echo Global Logistics, Inc.*	17,091	216,885
GulfMark Offshore, Inc.*	47,100	1,333,401
Heartland Express, Inc.	29,600	451,992
Horizon Lines, Inc. (Class A Stock)	86,400	481,248
International Shipholding Corp.	11,600	360,412
Kansas City Southern*	49,987	1,664,067
Knight Transportation, Inc.	5,100	98,379
Knightsbridge Tankers Ltd. (Bermuda)	23,100	306,306
Marten Transport Ltd.*	18,800	337,460
Pacer International, Inc.*	74,100	234,156
RailAmerica, Inc.*	15,400	187,880
Saia, Inc.*	26,600	394,212

		7,818,475

Utilities — 3.4%
AGL Resources, Inc.	72,260	2,635,322
American States Water Co.	9,400	332,854
Avista Corp.	32,600	703,834
California Water Service Group	12,000	441,840
Central Vermont Public Service Corp.	9,000	187,200
Chesapeake Utilities Corp.	7,700	246,785
Cleco Corp.	35,600	972,948
Comfort Systems USA, Inc.	72,800	898,352
El Paso Electric Co.*	58,300	1,182,324
Great Plains Energy, Inc.	238,161	4,617,942
IDACORP, Inc.	56,593	1,808,146
South Jersey Industries, Inc.	60,034	2,292,098
Southwest Gas Corp.	59,100	1,686,123
UIL Holdings Corp.	16,300	457,704
UniSource Energy Corp.	70,200	2,259,738
Westar Energy, Inc.	129,308	2,808,570

		23,531,780

TOTAL COMMON STOCKS
(cost $612,153,759)		672,592,058

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)#

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Notes(k)(n)
(cost $1,028,670)	1.25%	11/30/10	$1,020	1,027,172

TOTAL LONG-TERM INVESTMENTS
(cost $613,182,429)				673,619,230

			Shares

SHORT-TERM INVESTMENT — 21.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $147,486,599; includes $124,779,829 of cash collateral for securities on loan)(b)(w) (Note 4)			147,486,599	147,486,599

TOTAL INVESTMENTS(o)— 118.5%
(cost $760,669,028)				821,105,829
Liabilities in excess of other assets(x) — (18.5)%				(128,153,178)

NET ASSETS — 100.0%				$692,952,651

SEE NOTES TO FINANCIAL STATEMENTS.
A304

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $119,005,376; cash collateral of $124,779,829 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rate shown is the effective yield at purchase date.
(o)	As of December 31, 2009, 1 security representing $0 and 0.0% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes net unrealized appreciation on futures contract as follows:

Futures contracts open at December 31, 2009:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2009	Appreciation

Long Position:
185	Russell Mini 2000	Mar 10	$11,286,195	$11,542,150	$255,955

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$672,592,058	$—	$—
U.S. Treasury Obligation	—	1,027,172	—
Affiliated Money Market Mutual Fund	147,486,599	—	—

	$820,078,657	$1,027,172	$—
Other Financial Instruments*	255,955	—	—

Total	$820,334,612	$1,027,172	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments. As of December 31, 2009, the Portfolio had one Level 3 security with a fair value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.
A305

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (18.0% represents investments purchased with collateral from securities on loan)	21.3%
Real Estate Investment Trusts	7.0
Financial – Bank & Trust	6.2
Insurance	6.2
Commercial Banks	4.3
Retail & Merchandising	4.3
Machinery	3.6
Utilities	3.4
Oil & Gas	3.1
Electronic Components & Equipment	2.6
Chemicals	2.6
Semiconductors & Semiconductor Equipment	2.2
Financial Services	2.1
Computer Services & Software	2.1
Metals & Mining	1.8
Industrial Products	1.8
Software	1.7
Capital Markets	1.5
Commercial Services & Supplies	1.5
Food	1.5
Machinery & Equipment	1.4
Semiconductors	1.4
Electric Utilities	1.2
Healthcare Services	1.2
Professional Services	1.2
Consumer Products & Services	1.2
Construction And Engineering	1.2
Healthcare Providers & Services	1.1
Automotive Components	1.1
Transportation	1.1
Aerospace	1.1
Communications Equipment	1.0
Electrical Equipment	1.0
Paper & Forest Products	1.0
Specialty Retail	0.9
Oil, Gas & Consumable Fuels	0.9
Containers & Packaging	0.9
Medical Supplies & Equipment	0.9
Textiles, Apparel & Luxury Goods	0.9
Automotive Parts	0.8
Clothing & Apparel	0.8
Energy Equipment & Services	0.8
Road & Rail	0.7
Food & Staples Retailing	0.7
Building Products	0.7
Household Products	0.7
Real Estate Management & Development	0.7
Telecommunications	0.6
Leisure Equipment & Products	0.6
Gas Utilities	0.6
Internet Services	0.5
Airlines	0.5
Aerospace & Defense	0.5
Broadcasting	0.4
Hotels, Restaurants & Leisure	0.4
Diversified Financial Services	0.4
Diversified Consumer Services	0.4
Business Services	0.4
Printing & Publishing	0.3
Biotechnology	0.3
Medical Products	0.3
Conglomerates	0.3
Marine	0.3
Computers – Networking	0.3
Restaurants	0.3
Entertainment & Leisure	0.2
Building Materials	0.2
Computers & Peripherals	0.2
Exchange Traded Funds	0.2
Household Durables	0.2
Environmental Services	0.2
Financial – Brokerage	0.2
Thrifts & Mortgage Finance	0.2
Computer Hardware	0.2
Pharmaceuticals	0.2
U.S. Treasury Obligations	0.1
Trading Companies & Distributors	0.1
Office Equipment	0.1
Registered Investment Companies	0.1
Heathcare Equipment & Services	0.1
Personal Services	0.1
Agriculture	0.1
Food Products	0.1
Multi-Utilities	0.1
Equipment Services	0.1
Apparel & Textile	0.1
Construction	0.1
Diversified Operations	0.1
Manufacturing	0.1
Healthcare Technology	0.1
IT Services	0.1
Financial Institutions	0.1

118.5
Liabilities in excess of other assets	(18.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A306

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Equity contracts	Due to broker-variation margin	$255,955 *	—	$—

Total		$255,955		$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$1,914,200

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$23,895

For the year ended December 31, 2009, the Portfolio’s average value at trade date for futures long position was $7,085,180.

SEE NOTES TO FINANCIAL STATEMENTS.
A307

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $119,005,376:
Unaffiliated investments (cost $613,182,429)	$673,619,230
Affiliated investments (cost $147,486,599)	147,486,599
Receivable for investments sold	1,626,825
Dividends and interest receivable	893,073
Receivable for fund share sold	661,440
Prepaid expenses	10,584

Total Assets	824,297,751

LIABILITIES:
Payable to broker for collateral for securities on loan	124,779,829
Payable for investments purchased	5,359,388
Payable for fund share repurchased	658,594
Advisory fees payable	262,246
Accrued expenses and other liabilities	138,028
Due to broker-variation margin	125,800
Payable to custodian	16,565
Shareholder servicing fees payable	3,738
Affiliated transfer agent fee payable	912

Total Liabilities	131,345,100

NET ASSETS	$692,952,651

Net assets were comprised of:
Paid-in capital	$824,995,282
Retained earnings	(132,042,631)

Net assets, December 31, 2009	$692,952,651

Net asset value and redemption price per share, $692,952,651 / 64,073,645 outstanding shares of beneficial interest	$10.81

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $3,643 foreign withholding tax)	$8,118,544
Affiliated income from securities lending, net	524,215
Affiliated dividend income	95,617
Unaffiliated interest income	4,979

8,743,355

EXPENSES
Advisory fees	4,649,345
Shareholder servicing fees and expenses	516,594
Custodian and accounting fees	209,000
Audit fee	26,000
Trustees’ fees	14,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	11,000
Insurance expenses	11,000
Commitment fee on syndicated credit agreement	8,000
Legal fees and expenses	6,000
Loan interest expense (Note 7)	2,302
Miscellaneous	9,740

Total expenses	5,476,981
Less: shareholder servicing fee waiver	(6,155)

Net expenses	5,470,826

NET INVESTMENT INCOME	3,272,529

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(87,328,987)
Futures transactions	1,914,200

(85,414,787)

Net change in unrealized appreciation (depreciation) on:
Investments	215,826,445
Futures	23,895

215,850,340

NET GAIN ON INVESTMENTS	130,435,553

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$133,708,082

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$3,272,529	$8,491,834
Net realized loss on investment transactions	(85,414,787)	(106,108,197)
Net change in unrealized appreciation (depreciation) on investments	215,850,340	(130,919,884)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	133,708,082	(228,536,247)

DISTRIBUTIONS	(8,511,507)	(101,189,427)

FUND SHARE TRANSACTIONS:
Fund share sold [29,814,392 and 15,963,485 shares, respectively]	272,949,522	177,405,015
Fund share issued in reinvestment of distributions [968,317 and 8,287,422 shares, respectively]	8,511,507	101,189,427
Net asset value of shares issued in merger [0 and 4,784,506 shares, respectively]	—	54,447,677
Fund share repurchased [19,273,048 and 43,995,289 shares, respectively]	(169,283,784)	(500,301,948)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	112,177,245	(167,259,829)

TOTAL INCREASE (DECREASE) IN NET ASSETS	237,373,820	(496,985,503)
NET ASSETS:
Beginning of year	455,578,831	952,564,334

End of year	$692,952,651	$455,578,831

SEE NOTES TO FINANCIAL STATEMENTS.
A308

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 95.9%
COMMON STOCKS — 62.6%		Value
	Shares	(Note 2)

Advertising — 0.2%
Aegis Group PLC (United Kingdom)	220,787	$426,425
Lamar Advertising Co. (Class A Stock)*(a)	17,300	537,857
Omnicom Group, Inc.	33,700	1,319,355
WPP PLC (United Kingdom)	90,164	881,829

		3,165,466

Aerospace & Defense — 1.3%
Boeing Co. (The)(a)	69,800	3,778,274
Finmeccanica SpA (Italy)	83,035	1,329,462
General Dynamics Corp.	23,800	1,622,446
Goodrich Corp.	22,000	1,413,500
Lockheed Martin Corp.	47,000	3,541,450
Northrop Grumman Corp.	25,600	1,429,760
Raytheon Co.	23,800	1,226,176
Rockwell Collins, Inc.(a)	9,000	498,240
Rolls-Royce Group PLC (United Kingdom)*	123,061	958,326
Rolls-Royce Group PLC (Class C Stock) (United Kingdom)	5,877,480	9,493
Teledyne Technologies, Inc.*	7,400	283,864
Triumph Group, Inc.	7,300	352,225
United Technologies Corp.	95,500	6,628,655

		23,071,871

Airlines — 0.1%
AirTran Holdings, Inc.*(a)	23,300	121,626
AMR Corp.*	32,200	248,906
SkyWest, Inc.	10,900	184,428
Southwest Airlines Co.	104,000	1,188,720

		1,743,680

Automobile Manufacturers — 0.7%
Bayerische Motoren Werke AG (Germany)	27,806	1,265,791
Ford Motor Co.*(a)	78,700	787,000
Harley-Davidson, Inc.(a)	56,700	1,428,840
Honda Motor Co. Ltd. (Japan)	38,500	1,306,255
Oshkosh Corp.	8,900	329,567
PACCAR, Inc.(a)	62,600	2,270,502
Thor Industries, Inc.	5,500	172,700
Toyota Motor Corp. (Japan)	91,500	3,857,728
Volkswagen AG (PRFC Shares) (Germany)	9,736	918,368
Winnebago Industries, Inc.*(a)	13,000	158,600

		12,495,351

Automotive Parts — 0.4%
Advance Auto Parts, Inc.	4,000	161,920
Aisin Seiki Co. Ltd. (Japan)	31,100	898,511
Autoliv, Inc. AB	14,931	652,466
AutoZone, Inc.*(a)	10,600	1,675,542
BorgWarner, Inc.(a)	4,000	132,880
CLARCOR, Inc.	2,000	64,880
GKN PLC (United Kingdom)*	379,217	710,261
H&E Equipment Services, Inc.*	4,000	41,960
Johnson Controls, Inc.(a)	67,300	1,833,252
Koito Manufacturing Co. Ltd. (Japan)	34,000	545,706

		6,717,378

Beverages — 1.4%
Boston Beer Co., Inc. (Class A Stock)*	11,000	512,600
Cia Cervecerias Unidas SA, ADR (Chile)	18,500	721,870
Coca-Cola Co. (The)	190,000	10,830,000
Kirin Holdings Co. Ltd. (Japan)	56,000	898,072
Pepsi Bottling Group, Inc.	15,200	570,000
PepsiCo, Inc.	169,900	10,329,920
Pernod-Ricard SA (France)	25,181	2,153,181
Reed’s, Inc.*	30,500	43,615

		26,059,258

Biotechnology
Alexion Pharmaceuticals, Inc.*	3,000	146,460
Illumina, Inc.*(a)	5,500	168,575
Incyte Corp.*	14,700	133,917
Maxygen, Inc.*	27,500	167,475

		616,427

Building Materials — 0.2%
Boral Ltd. (Australia)	81,771	434,026
Bouygues SA (France)	33,337	1,726,797
Cemex SAB de CV (Mexico)	334,076	395,825
Martin Marietta Materials, Inc.	2,600	232,466
Masco Corp.(a)	81,500	1,125,515
Universal Forest Products, Inc.	11,000	404,910
USG Corp.*(a)	11,000	154,550

		4,474,089

Business Services — 0.1%
Corporate Executive Board Co. (The)	6,800	155,176
Fidelity National Information Services, Inc.	23,100	541,464
FTI Consulting, Inc.*	7,300	344,268
Manpower, Inc.	10,900	594,922
Navigant Consulting, Inc.*	18,500	274,910
Robert Half International, Inc.	10,600	283,338

		2,194,078

Cable Television — 0.1%
DIRECTV (Class A Stock)*	24,100	803,735
DISH Network Corp. (Class A Stock)	14,600	303,242

		1,106,977

Chemicals — 0.8%
Air Water, Inc. (Japan)	49,000	577,169
Albemarle Corp.	12,700	461,899
American Vanguard Corp.	27,700	229,910
Arch Chemicals, Inc.	14,650	452,392
Asahi Kasei Corp. (Japan)	155,000	776,626
BASF SE (Germany)	29,767	1,842,299
Cabot Corp.	15,100	396,073
Dow Chemical Co. (The)	36,100	997,443
E. I. du Pont de Nemours & Co.	78,959	2,658,550
Hitachi Chemical Co. Ltd. (Japan)	34,200	697,014
Mosaic Co. (The)	8,200	489,786
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	5,400	585,900

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Chemicals (cont’d.)
Sherwin-Williams Co. (The)(a)	14,900	$918,585
Sigma-Aldrich Corp.	5,000	252,650
Symyx Technologies, Inc.*	33,200	182,600
Syngenta AG (Switzerland)	5,227	1,476,146
Tosoh Corp. (Japan)	130,000	359,025
Wacker Chemie AG (Germany)	10,157	1,766,766

		15,120,833

Clothing & Apparel — 0.3%
Adidas AG (Germany)	27,575	1,493,610
Anvil Holdings, Inc.*(g)	125	94
Cintas Corp.	23,100	601,755
Coach, Inc.(a)	47,800	1,746,134
NIKE, Inc. (Class B Stock)(a)	28,900	1,909,423

		5,751,016

Commercial Banks — 0.4%
DnB NOR ASA (Norway)*	201,905	2,179,710
Home Bancshares, Inc.	13,868	333,803
KeyCorp	146,200	811,410
Standard Chartered PLC (United Kingdom)	120,830	3,050,456
Western Alliance Bancorp*	14,900	56,322
Wilmington Trust Corp.	12,600	155,484

		6,587,185

Commercial Services — 0.4%
Benesse Holdings, Inc. (Japan)	28,600	1,195,794
Companhia Brasileira de Meios de Pagamento (Brazil)	168,700	1,486,421
Dollar Thrifty Automotive Group, Inc.*	14,600	373,906
Education Management Corp.*	5,200	114,452
H&R Block, Inc.	35,300	798,486
Huron Consulting Group, Inc.*	5,500	126,720
Jackson Hewitt Tax Service, Inc.	10,100	44,440
Paychex, Inc.	18,800	576,032
QinetiQ Group PLC (United Kingdom)	397,177	1,036,236
Verisk Analytics, Inc. (Class A Stock)*	4,500	136,260
Western Union Co. (The)	86,700	1,634,295

		7,523,042

Computer Hardware — 2.5%
Apple, Inc.*	79,400	16,742,284
CommVault Systems, Inc.*	4,000	94,760
Computer Sciences Corp.*	21,000	1,208,130
Dell, Inc.*(a)	121,500	1,744,740
Hewlett-Packard Co.	180,500	9,297,555
International Business Machines Corp.	112,350	14,706,615
Isilon Systems, Inc.*	38,600	264,796
Palm, Inc.*(a)	49,200	493,968
SanDisk Corp.*(a)	19,800	574,002

		45,126,850

Computer Services & Software — 3.5%
3D Systems Corp.*	15,500	175,150
Accenture PLC (Class A Stock) (Ireland)	61,000	2,531,500
Activision Blizzard, Inc.*	46,654	518,326
American Reprographics Co.*	33,100	232,031
Art Technology Group, Inc.*	65,600	295,856
Autodesk, Inc.*(a)	163,200	4,146,912
Automatic Data Processing, Inc.	47,400	2,029,668
Autonomy Corp. PLC (United Kingdom)*	27,840	676,077
Avid Technology, Inc.*(a)	14,900	190,124
CA, Inc.	141,500	3,178,090
Cadence Design Systems, Inc.*	47,800	286,322
Cerner Corp.*	2,000	164,880
Cisco Systems, Inc.*	357,800	8,565,732
Electronic Arts, Inc.*	31,300	555,575
EMC Corp.*	184,000	3,214,480
F5 Networks, Inc.*	16,500	874,170
FactSet Research Systems, Inc.	5,800	382,046
Fiserv, Inc.*	15,700	761,136
Global Payments, Inc.	10,900	587,074
Intuit, Inc.*(a)	69,500	2,134,345
Jack Henry & Associates, Inc.	20,000	462,400
Logica PLC (United Kingdom)	284,482	520,489
McAfee, Inc.*	61,700	2,503,169
Microsoft Corp.	714,600	21,788,154
NetApp, Inc.*(a)	30,600	1,052,334
NS Solutions Corp. (Japan)	21,700	342,220
Red Hat, Inc.*	78,080	2,412,672
Salary.com, Inc.*	48,300	113,505
SYNNEX Corp.*	14,700	450,702
Tech Data Corp.*	6,000	279,960
Websense, Inc.*	18,400	321,264

		61,746,363

Conglomerates — 0.4%
Altria Group, Inc.	166,700	3,272,321
DCC PLC (Ireland)	66,348	1,854,477
Hutchison Whampoa Ltd. (Hong Kong)	121,400	830,602
Jardine Cycle & Carriage Ltd. (Singapore)	41,000	782,808

		6,740,208

Construction — 0.4%
Carillion PLC (United Kingdom)	183,546	896,237
China Railway Construction Corp. (Class H Stock) (China)	945,000	1,204,169
D.R. Horton, Inc.(a)	29,600	321,752
Fluor Corp.	23,900	1,076,456
Insituform Technologies, Inc. (Class A Stock)*	18,400	418,048
McDermott International, Inc. (Panama)*	36,500	876,365
Toll Brothers, Inc.*(a)	20,000	376,200
Vulcan Materials Co.(a)	23,000	1,211,410

		6,380,637

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Consumer Products & Services — 2.4%
Avon Products, Inc.	14,300	$450,450
Church & Dwight Co., Inc.	900	54,405
Clorox Co.	44,200	2,696,200
Colgate-Palmolive Co.	17,300	1,421,195
Johnson & Johnson	227,346	14,643,356
Kimberly-Clark Corp.	63,500	4,045,585
L’Oreal SA (France)	16,885	1,885,814
Procter & Gamble Co. (The)	278,355	16,876,641
Rent-A-Center, Inc.*	20,600	365,032

		42,438,678

Distribution/Wholesale — 0.3%
Fastenal Co.(a)	15,100	628,764
Fossil, Inc.*(a)	12,900	432,924
Genuine Parts Co.	7,800	296,088
Mitsubishi Corp. (Japan)	78,300	1,950,342
Mitsui & Co. Ltd. (Japan)	133,600	1,895,265
Pool Corp.(a)	18,612	355,117
Taleo Corp. (Class A Stock)*	12,800	301,056

		5,859,556

Diversified Manufacturing
John Bean Technologies Corp.	6,224	105,870

Diversified Operations — 1.5%
3M Co.(a)	80,000	6,613,600
A.O. Smith Corp.	12,800	555,392
Danaher Corp.	71,000	5,339,200
General Electric Co.	756,600	11,447,358
Honeywell International, Inc.	55,400	2,171,680
Koppers Holdings, Inc.	14,600	444,424

		26,571,654

Electric — 0.3%
Edison International	25,000	869,500
NiSource, Inc.	7,900	121,502
NRG Energy, Inc.*(a)	110,200	2,601,822
Pepco Holdings, Inc.	40,300	679,055
RRI Energy, Inc.*	45,800	261,976

		4,533,855

Electric – Integrated — 0.6%
Allegheny Energy, Inc.	31,700	744,316
American Electric Power Co., Inc.	84,700	2,946,713
Duke Energy Corp.(a)	31,300	538,673
EDP – Energias do Brasil SA (Brazil)	25,600	493,326
Exelon Corp.	60,100	2,937,087
Pinnacle West Capital Corp.	16,400	599,912
Progress Energy, Inc.	7,100	291,171
Scottish & Southern Energy PLC (United Kingdom)	94,355	1,766,110
Xcel Energy, Inc.	10,800	229,176

		10,546,484

Electronic Components & Equipment — 1.1%
A123 Systems, Inc.*(a)	3,500	78,540
Advanced Energy Industries, Inc.*	25,700	387,556
Agilent Technologies, Inc.*(a)	32,200	1,000,454
American Science & Engineering, Inc.	5,600	424,704
AVX Corp.	26,400	334,488
Belden, Inc.	5,150	112,888
Cooper Industries PLC (Class A Stock) (Ireland)	29,800	1,270,672
CyberOptics Corp.*	9,400	63,074
Emerson Electric Co.	38,000	1,618,800
Energizer Holdings, Inc.*	5,500	337,040
Fanuc Ltd. (Japan)	5,700	531,251
General Cable Corp.*(a)	7,300	214,766
Gentex Corp.	31,300	558,705
Hosiden Corp. (Japan)	46,400	496,868
Koninklijke (Royal) Philips Electronics NV (Netherlands)	53,990	1,595,907
LG Display Co. Ltd. (South Korea)	31,940	1,079,904
Mitsubishi Electric Corp. (Japan)	274,000	2,035,452
Nikon Corp. (Japan)	38,500	760,239
Nippon Electric Glass Co. Ltd. (Japan)	125,000	1,720,485
Plexus Corp.*	9,300	265,050
Samsung Electronics Co. Ltd. (South Korea)	1,159	794,761
Thermo Fisher Scientific, Inc.*	17,900	853,651
Tyco Electronics Ltd. (Switzerland)	62,450	1,533,148
Venture Corp. Ltd. (Singapore)	44,000	276,025
Wacom Co. Ltd. (Japan)	331	721,879
Waters Corp.*(a)	11,000	681,560

		19,747,867

Energy – Alternate Sources
First Solar, Inc.*(a)	1,800	243,720

Energy Services — 0.1%
Covanta Holding Corp.*	20,000	361,800
Iberdrola Renovables SA (Spain)	348,535	1,659,721

		2,021,521

Entertainment & Leisure — 0.4%
Ascent Media Corp.*	942	24,049
International Game Technology	32,100	602,517
Nintendo Co. Ltd. (Japan)	3,800	907,581
Walt Disney Co. (The)(a)	168,400	5,430,900

		6,965,047

Environmental Control — 0.3%
Republic Services, Inc.	111,265	3,149,912
Stericycle, Inc.*(a)	23,000	1,268,910
Waste Connections, Inc.*	10,950	365,073

		4,783,895

Farming & Agriculture — 0.3%
Alliance One International, Inc.*(a)	43,800	213,744
Bunge Ltd. (Bermuda)(a)	7,300	465,959
Monsanto Co.	56,600	4,627,050

		5,306,753

Financial – Bank & Trust — 3.4%
Allied Irish Banks PLC (Ireland)*	161,574	276,443

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Financial – Bank & Trust (cont’d.)
Australia & New Zealand Banking Group Ltd. (Australia)	116,641	$2,376,957
Banco Santander SA (Spain)	168,068	2,777,267
Bank of America Corp.(a)	765,791	11,532,812
Bank of Yokohama Ltd. (The) (Japan)	186,000	848,060
BankAtlantic Bancorp, Inc. (Class A Stock)	40,375	52,488
Barclays PLC, ADR (United Kingdom)(a)	133,500	2,349,600
BNP Paribas (France)	35,916	2,848,784
Brooklyn Federal Bancorp, Inc.	2,200	22,088
Charter International PLC (United Kingdom)	79,285	918,463
Citizens Republic Bancorp, Inc.*	26,200	18,078
City National Corp.(a)	7,200	328,320
Close Brothers Group PLC (United Kingdom)	37,532	417,090
Commerce Bancshares, Inc.	12,857	497,823
DBS Group Holdings Ltd. (Singapore)	145,862	1,585,663
Deutsche Bank AG (Germany)	18,315	1,295,053
Deutsche Boerse AG (Germany)	11,985	992,472
East West Bancorp, Inc.	10,800	170,640
Erste Group Bank AG (Austria)	18,900	702,303
Essa Bancorp, Inc.	5,800	67,860
Fifth Third Bancorp	122,400	1,193,400
First Defiance Financial Corp.	5,600	63,224
First Horizon National Corp.(a)	34,481	462,040
Glacier Bancorp, Inc.	20,000	274,400
Intesa Sanpaolo SpA (Italy)*	417,356	1,878,110
Louisiana Bancorp, Inc.*	3,800	55,461
Macquarie Group Ltd. (Australia)	30,013	1,285,941
Mitsubishi UFJ Financial Group, Inc. (Japan)	182,700	899,941
Mutualfirst Financial, Inc.	2,000	11,560
National Bank of Greece SA (Greece)*	24,500	629,450
Nordea Bank AB (Sweden)	148,159	1,501,148
Northern Trust Corp.	31,000	1,624,400
Pinnacle Financial Partners, Inc.*(a)	11,100	157,842
Popular, Inc. (Puerto Rico)	38,100	86,106
Regions Financial Corp.	167,200	884,488
Sandy Spring Bancorp, Inc.	14,700	130,683
Signature Bank*(a)	12,700	405,130
State Street Corp.	47,000	2,046,380
Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	223,000	1,094,938
Suncorp-Metway Ltd. (Australia)	77,815	602,438
SunTrust Banks, Inc.	42,300	858,267
Swedbank AB (Class A Stock) (Sweden)*	179,165	1,763,967
Synovus Financial Corp.(a)	9,000	18,450
TCF Financial Corp.(a)	6,900	93,978
Texas Capital Bancshares, Inc.*	1,800	25,128
Wells Fargo & Co.(a)	472,824	12,761,520
Westamerica Bancorp	6,500	359,905

		61,246,559

Financial Services — 3.8%
Allied Nevada Gold Corp.*(a)	25,600	386,048
American Express Co.	61,000	2,471,720
Bank of New York Mellon Corp. (The)(a)	80,900	2,262,773
BlackRock, Inc.	900	208,980
Charles Schwab Corp. (The)(a)	71,500	1,345,630
China Citic Bank (Class H Stock) (China)	2,716,000	2,299,000
Citigroup, Inc. (NYSE)	1,029,000	3,405,990
Citigroup, Inc. (OTC)*	2,100	219,114
CME Group, Inc.	4,500	1,511,775
Credit Suisse Group AG (Switzerland)	24,100	1,193,947
Eaton Vance Corp.(a)	12,800	389,248
Goldman Sachs Group, Inc. (The)	47,700	8,053,668
Heartland Payment Systems, Inc.	20,200	265,226
Interactive Brokers Group, Inc. (Class A Stock)*	7,500	132,900
IntercontinentalExchange, Inc.*	8,500	954,550
Invesco Ltd. (Bermuda)	62,000	1,456,380
Janus Capital Group, Inc.	66,600	895,770
JPMorgan Chase & Co.	362,868	15,120,709
Kentucky First Federal Bancorp	4,400	48,400
Marshall & Ilsley Corp.	137,700	750,465
MasterCard, Inc. (Class A Stock)(a)	11,300	2,892,574
Moody’s Corp.(a)	28,600	766,480
Morgan Stanley	153,800	4,552,480
NASDAQ OMX Group, Inc. (The)*	12,600	249,732
NYSE Euronext, Inc.	31,100	786,830
PNC Financial Services Group, Inc.	23,900	1,261,681
Raymond James Financial, Inc.	18,200	432,614
SLM Corp.*	106,000	1,194,620
Societe Generale (France)	26,067	1,811,133
Stifel Financial Corp.*(a)	7,900	467,996
TD Ameritrade Holding Corp.*(a)	47,200	914,736
U.S. Bancorp	176,600	3,975,266
Visa, Inc. (Class A Stock)(a)	57,800	5,055,188
Waddell & Reed Financial, Inc. (Class A Stock)	12,800	390,912

		68,124,535

Food — 1.6%
Archer-Daniels-Midland Co.	32,200	1,008,182
Campbell Soup Co.	63,300	2,139,540
Compass Group PLC (United Kingdom)	152,674	1,092,609
Dairy Crest Group PLC (United Kingdom)	140,446	818,900
Goodman Fielder Ltd. (Australia)	381,607	555,696
House Foods Corp. (Japan)	33,600	478,018
J. M. Smucker Co. (The)	16,089	993,496
Kellogg Co.	59,100	3,144,120
Kraft Foods, Inc. (Class A Stock)	114,985	3,125,292
Nestle SA (Switzerland)	133,047	6,457,254
Senomyx, Inc.*	51,800	195,286
Sysco Corp.	62,900	1,757,426
Tesco PLC (United Kingdom)	517,217	3,568,162
Tootsie Roll Industries, Inc.	14,970	409,879

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Food (cont’d.)
Unilever PLC (United Kingdom)	61,269	$1,963,996
Whole Foods Market, Inc.*	21,100	579,195

		28,287,051

Hand/Machine Tools
Stanley Works (The)(a)	9,700	499,647

Healthcare Products — 0.1%
CareFusion Corp.*	47,900	1,197,979

Healthcare Services — 0.7%
Advisory Board Co. (The)*	13,000	398,580
AMERIGROUP Corp.*	10,900	293,864
Community Health Systems, Inc.*	10,900	388,040
Covance, Inc.*(a)	9,400	512,958
Edwards Lifesciences Corp.*	6,600	573,210
Health Management Associates, Inc. (Class A Stock)*	10,100	73,427
Healthways, Inc.*	5,600	102,704
Humana, Inc.*	19,500	855,855
LifePoint Hospitals, Inc.*	14,600	474,646
Medco Health Solutions, Inc.*	35,300	2,256,023
Omnicare, Inc.	12,900	311,922
Tenet Healthcare Corp.*	125,500	676,445
UnitedHealth Group, Inc.	81,100	2,471,928
WellPoint, Inc.*	59,700	3,479,913

		12,869,515

Hotels & Motels — 0.3%
Choice Hotels International, Inc.	10,900	345,094
Gaylord Entertainment Co.*(a)	7,300	144,175
Marriott International, Inc. (Class A Stock)(a)	93,948	2,560,083
MGM Mirage, Inc.*	208,572	1,902,177
Starwood Hotels & Resorts Worldwide, Inc.(a)	14,500	530,265
Wynn Resorts Ltd. (a)	6,900	401,787

		5,883,581

Industrial Products — 0.3%
Actuant Corp. (Class A Stock)	14,400	266,832
Culp, Inc.*	7,700	76,846
Foster Wheeler AG (Switzerland)*	20,100	591,744
Harsco Corp.	12,000	386,760
Illinois Tool Works, Inc.	18,700	897,413
Makita Corp. (Japan)	15,200	522,091
Mohawk Industries, Inc.*	4,700	223,720
Myers Industries, Inc.	18,300	166,530
Nucor Corp.	28,600	1,334,190
Precision Castparts Corp.	15,500	1,710,425

		6,176,551

Insurance — 2.2%
Aetna, Inc.	33,400	1,058,780
Aflac, Inc.	57,600	2,664,000
Allstate Corp. (The)	33,100	994,324
Aon Corp.	50,900	1,951,506
Assurant, Inc.	26,153	770,990
AXA SA (France)	104,362	2,450,312
Chubb Corp.	41,200	2,026,216
CIGNA Corp.	28,800	1,015,776
Employers Holdings, Inc.	12,800	196,352
Everest Re Group Ltd. (Bermuda)	5,500	471,240
Genworth Financial, Inc. (Class A Stock)*	72,700	825,145
Hartford Financial Services Group, Inc. (The)	19,900	462,874
Infinity Property & Casualty Corp.	7,600	308,864
ING Groep NV, ADR (Netherlands)*	51,118	492,286
Lincoln National Corp.	25,200	626,976
Loews Corp.	32,000	1,163,200
Markel Corp.*(a)	1,100	374,000
Marsh & McLennan Cos., Inc.	49,100	1,084,128
MetLife, Inc.	153,400	5,422,690
Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	12,532	1,951,979
ProAssurance Corp.*	7,300	392,083
Prudential PLC (United Kingdom)	139,356	1,426,482
QBE Insurance Group Ltd. (Australia)	81,313	1,855,585
SeaBright Insurance Holdings, Inc.*	20,400	234,396
Selective Insurance Group, Inc.(a)	12,800	210,560
Sony Financial Holdings, Inc. (Japan)	583	1,517,217
StanCorp Financial Group, Inc.(a)	10,900	436,218
Sun Life Financial, Inc. (Canada)	77,500	2,241,598
Swiss Life Holding AG (Switzerland)	15,929	2,026,751
Travelers Cos., Inc. (The)	48,899	2,438,104
W. R. Berkely Corp.	5,200	128,128
White Mountains Insurance Group Ltd. (Bermuda)	200	66,532

		39,285,292

Internet Services — 1.7%
Amazon.com, Inc.*	46,300	6,228,276
Ariba, Inc.*	20,300	254,156
Blue Coat Systems, Inc.*	11,000	313,940
Digital River, Inc.*	5,500	148,445
Expedia, Inc.*(a)	80,200	2,061,942
Google, Inc. (Class A Stock)*	22,800	14,135,544
Juniper Networks, Inc.*(a)	91,800	2,448,306
Kakaku.com, Inc. (Japan)	182	707,466
Liberty Media Holding Corp. – Interactive (Class A Stock)*	90,200	977,768
priceline.com, Inc.*	3,700	808,450
RightNow Technologies, Inc.*	9,200	159,804
VeriSign, Inc.*	56,100	1,359,864
Yahoo!, Inc.*	51,400	862,492

		30,466,453

Machinery & Equipment — 0.5%
Alstom SA (France)	25,022	1,749,933
Applied Industrial Technologies, Inc.	18,400	406,088
Baldor Electric Co.	10,900	306,181
Deere & Co.	47,900	2,590,911
Joy Global, Inc.	10,600	546,854
Modec, Inc. (Japan)	21,000	402,413

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Machinery & Equipment (cont'd.)
Nordson Corp.	6,000	$367,080
Rockwell Automation, Inc.(a)	47,700	2,240,946
Roper Industries, Inc.	1,000	52,370
Toshiba Machine Co. Ltd. (Japan)	77,000	295,223

		8,957,999

Media — 1.0%
British Sky Broadcasting Group PLC (United Kingdom)	90,600	818,371
Cablevision Systems Corp. (Class A Stock)	73,200	1,890,024
Discovery Communications, Inc. (Class A Stock)*(a)	26,526	813,553
Discovery Communications, Inc. (Class C Stock)*	46,326	1,228,566
Informa PLC (United Kingdom)	63,953	328,774
Jupiter Telecommunications Co. Ltd. (Japan)	1,823	1,803,904
Liberty Global, Inc. (Class A Stock)*(a)	19,532	427,946
News Corp. (Class A Stock)	47,700	653,013
Sanoma Oyj (Finland)	60,932	1,374,719
Time Warner Cable, Inc.(a)	99,690	4,126,169
Time Warner, Inc.(a)	146,533	4,269,972

		17,735,011

Medical Products — 0.1%
Boston Scientific Corp.*	107,900	971,100
Intuitive Surgical, Inc.*	3,700	1,122,284

		2,093,384

Medical Supplies & Equipment — 2.2%
Abbott Laboratories	115,100	6,214,249
Amgen, Inc.*	88,100	4,983,817
Baxter International, Inc.	59,600	3,497,328
C.R. Bard, Inc.	13,700	1,067,230
Charles River Laboratories International, Inc.*	4,700	158,343
Computer Programs & Systems, Inc.(a)	9,200	423,660
Covidien PLC (Ireland)	41,350	1,980,252
DaVita, Inc.*	17,900	1,051,446
DENTSPLY International, Inc.	21,000	738,570
Elekta AB (Class B Stock) (Sweden)	70,365	1,672,517
Eli Lilly & Co.	77,300	2,760,383
Fresenius SE (PRFC Shares) (Germany)	24,817	1,781,510
Gen-Probe, Inc.*	6,400	274,560
Henry Schein, Inc.*(a)	10,900	573,340
Hologic, Inc.*	18,640	270,280
Life Technologies Corp.*(a)	15,400	804,342
Martek Biosciences Corp.*	7,300	138,262
McKesson Corp.	23,100	1,443,750
Medtronic, Inc.	96,200	4,230,876
Micrus Endovascular Corp.*	20,300	304,703
ResMed, Inc.*(a)	10,900	569,743
St. Jude Medical, Inc.*	46,400	1,706,592
STERIS Corp.	10,100	282,497
Stryker Corp.	32,800	1,652,136
Techne Corp.	6,700	459,352
Terumo Corp. (Japan)	15,900	958,292
Thoratec Corp.*(a)	12,700	341,884

		40,339,914

Metals & Mining — 1.3%
Alpha Natural Resources, Inc.*(a)	8,214	356,323
Arch Coal, Inc.(a)	14,600	324,850
BHP Billiton Ltd. (Australia)	84,405	3,229,894
BHP Billiton PLC (United Kingdom)	18,400	586,591
Carpenter Technology Corp.	7,300	196,735
Cliffs Natural Resources, Inc.	5,300	244,277
CONSOL Energy, Inc.	32,200	1,603,560
Eldorado Gold Corp. (Canada)*(a)	43,700	619,229
Freeport-McMoRan Copper & Gold, Inc.*	47,145	3,785,272
Haynes International, Inc.	5,500	181,335
Kobe Steel Ltd. (Japan)*	433,000	784,683
Massey Energy Co.	7,100	298,271
Newmont Mining Corp.	28,900	1,367,259
Peabody Energy Corp.	34,400	1,555,224
Rio Tinto Ltd. (Australia)	46,559	3,108,006
SSAB Svenskt Stal AB (Class A Stock) (Sweden)	88,748	1,507,284
Steel Dynamics, Inc.	25,300	448,316
Umicore (Belgium)	35,466	1,183,097
United States Steel Corp.	27,400	1,510,288
Westmoreland Coal Co.*	18,900	168,399

		23,058,893

Office Equipment — 0.1%
Canon, Inc. (Japan)	40,850	1,737,697
Herman Miller, Inc.	11,200	178,976

		1,916,673

Oil & Gas — 6.8%
ABB Ltd. (Switzerland)	40,115	772,989
Baker Hughes, Inc.(a)	48,400	1,959,232
Beach Energy Ltd. (Australia)	1,075,507	884,829
BG Group PLC (United Kingdom)	60,780	1,097,459
BJ Services Co.	57,800	1,075,080
BP PLC (United Kingdom)	20,627	199,178
BP PLC, ADR (United Kingdom)(a)	94,300	5,466,571
Cabot Oil & Gas Corp.	25,600	1,115,904
Chevron Corp.	183,322	14,113,961
China Oilfield Services Ltd. (Class H Stock) (China)	578,000	685,548
Complete Production Services, Inc.*	25,700	334,100
Concho Resources, Inc.*(a)	12,700	570,230
ConocoPhillips	81,300	4,151,991
Devon Energy Corp.	23,800	1,749,300
Diamond Offshore Drilling, Inc.(a)	6,300	620,046
EOG Resources, Inc.	32,200	3,133,060
Exxon Mobil Corp.	404,466	27,580,536
FMC Technologies, Inc.*(a)	40,118	2,320,425
Forest Oil Corp.*	9,100	202,475
Fugro NV (Netherlands)	9,555	548,832

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil & Gas (cont’d)
GDF Suez (France)	32,436	$1,405,160
GeoMet, Inc.*	68,200	99,572
Halliburton Co.	31,700	953,853
Helmerich & Payne, Inc.	14,600	582,248
Hess Corp.	27,900	1,687,950
Holly Corp.	12,700	325,501
Hong Kong & China Gas Co. Ltd. (Hong Kong)	370,400	929,019
Mariner Energy, Inc.*	11,000	127,710
Murphy Oil Corp.	56,300	3,051,460
National Fuel Gas Co.	6,000	300,000
Newfield Exploration Co.*(a)	59,000	2,845,570
Occidental Petroleum Corp.	59,800	4,864,730
Petrohawk Energy Corp.*	2,000	47,980
Praxair, Inc.(a)	39,300	3,156,183
Range Resources Corp.	18,300	912,255
Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	81,900	4,760,847
Saipem SpA (Italy)	46,889	1,618,158
Schlumberger Ltd. (Netherlands)	142,700	9,288,343
Sempra Energy	24,500	1,371,510
Smith International, Inc.	41,500	1,127,555
Southwestern Energy Co.*	61,000	2,940,200
Statoil ASA (Norway)	112,200	2,798,226
Subsea 7, Inc. (Cayman Islands)*	84,900	1,405,808
Suncor Energy, Inc. (Canada)	51,500	1,818,465
Ultra Petroleum Corp. (Canada)*	12,700	633,222
Valero Energy Corp.	60,800	1,018,400
Whiting Petroleum Corp.*(a)	7,300	521,585
XTO Energy, Inc.	81,516	3,792,939

		122,966,195

Paper & Forest Products — 0.2%
Clearwater Paper Corp.*	11,731	644,853
Domtar Corp.*	4,266	236,379
International Paper Co.	59,100	1,582,698
Weyerhaeuser Co.(a)	32,500	1,402,050

		3,865,980

Pharmaceuticals — 3.3%
Alkermes, Inc.*	20,100	189,141
Allergan, Inc.	42,800	2,696,828
Astellas Pharma, Inc. (Japan)	17,400	649,174
Biogen Idec, Inc.*	21,600	1,155,600
BioMarin Pharmaceutical, Inc.*(a)	12,700	238,887
Bristol-Myers Squibb Co.	174,500	4,406,125
Cardinal Health, Inc.	14,900	480,376
Celgene Corp.*	59,800	3,329,664
Cephalon, Inc.*	8,800	549,208
Chugai Pharmaceutical Co. Ltd. (Japan)	26,900	502,803
CSL Ltd. (Australia)	56,012	1,628,795
Express Scripts, Inc.*	31,800	2,749,110
Gilead Sciences, Inc.*	94,700	4,098,616
GlaxoSmithKline PLC (United Kingdom)	9,997	211,995
GlaxoSmithKline PLC, ADR (United Kingdom)(a)	81,200	3,430,700
Hospira, Inc.*	12,500	637,500
Human Genome Sciences, Inc.*	38,200	1,168,920
Kobayashi Pharmaceutical Co. Ltd. (Japan)	15,700	629,090
Medicines Co. (The)*	12,900	107,586
Medicis Pharmaceutical Corp. (Class A Stock)	10,900	294,845
Merck & Co., Inc.	272,889	9,971,364
Pfizer, Inc.	593,374	10,793,473
Roche Holding AG (Switzerland)	26,867	4,594,603
Rohto Pharmaceutical Co. Ltd. (Japan)	46,000	530,554
Sanofi-Aventis SA (France)	46,895	3,687,953
Valeant Pharmaceuticals International*(a)	12,100	384,659
Vertex Pharmaceuticals, Inc.*(a)	21,000	899,850

		60,017,419

Pipelines — 0.2%
Spectra Energy Corp.	102,800	2,108,428
Williams Cos., Inc. (The)	101,200	2,133,296

		4,241,724

Printing & Publishing — 0.1%
McGraw-Hill Cos., Inc. (The)	32,300	1,082,373
Scholastic Corp.	11,000	328,130

		1,410,503

Real Estate — 0.2%
China Overseas Land & Investment Ltd. (Hong Kong)	366,160	767,210
Goldcrest Co. Ltd. (Japan)	16,850	471,838
Lennar Corp. (Class A Stock)(a)	23,700	302,649
Mitsui Fudosan Co. Ltd. (Japan)	53,000	896,136
Soho China Ltd. (Cayman Islands)	1,355,500	728,221
St. Joe Co. (The)*(a)	12,800	369,792

		3,535,846

Real Estate Investment Trusts — 0.8%
AMB Property Corp.(a)	14,100	360,255
AvalonBay Communities, Inc.(a)	16,500	1,354,815
Boston Properties, Inc.	18,500	1,240,795
Camden Property Trust(a)	12,700	538,099
Duke Realty Corp.(a)	47,400	576,858
EastGroup Properties, Inc.	11,100	424,908
Kimco Realty Corp.(a)	29,500	399,135
LaSalle Hotel Properties(a)	25,600	543,488
Mirvac Group (Australia)	1,018,936	1,421,668
Potlatch Corp.	13,760	438,669
Regency Centers Corp.	10,900	382,154
Simon Property Group, Inc.(a)	39,262	3,133,070
SL Green Realty Corp.	12,218	613,832
Unibail-Rodamco (France)	10,168	2,233,704
Weingarten Realty Investors	23,600	467,044

		14,128,494

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Restaurants — 0.7%
McDonald’s Corp.	108,600	$6,780,984
Mitchells & Butlers PLC (United Kingdom)*	167,424	667,525
Sonic Corp.*(a)	15,025	151,302
Starbucks Corp.*(a)	118,700	2,737,222
Yum! Brands, Inc.	45,000	1,573,650

		11,910,683

Retail & Merchandising — 2.8%
A.C. Moore Arts & Crafts, Inc.*	38,600	113,484
American Eagle Outfitters, Inc.	18,500	314,130
Bed Bath & Beyond, Inc.*(a)	74,000	2,858,620
BJ’s Wholesale Club, Inc.*	11,300	369,623
CarMax, Inc.*(a)	20,300	492,275
Casey’s General Stores, Inc.	12,800	408,576
Compagnie Financiere Richemont SA (Class A Stock) (Switzerland)	68,261	2,295,404
Costco Wholesale Corp.	5,400	319,518
CVS Caremark Corp.	159,076	5,123,838
Dick’s Sporting Goods, Inc.*(a)	14,200	353,154
Dollar Tree, Inc.*	7,500	362,250
Dress Barn, Inc.*(a)	3,619	83,599
Drugstore.com, Inc.*(a)	105,200	325,068
Esprit Holdings Ltd. (Bermuda)	133,416	885,170
FamilyMart Co. Ltd. (Japan)	36,500	1,077,538
Gap, Inc. (The)	123,200	2,581,040
Hibbett Sports, Inc.*(a)	5,900	129,741
Home Depot, Inc. (The)	164,000	4,744,520
Industria de Diseno Textil SA (Spain)	16,171	1,009,918
J. Crew Group, Inc.*(a)	7,300	326,602
Kohl’s Corp.*	60,300	3,251,979
Lowe’s Cos., Inc.	228,500	5,344,615
N Brown Group PLC (United Kingdom)	189,100	754,313
Pantry, Inc. (The)*	7,400	100,566
PPR (France)	14,106	1,693,213
Wal-Mart Stores, Inc.(a)	219,200	11,716,240
Walgreen Co.	87,000	3,194,640
Williams-Sonoma, Inc.(a)	14,800	307,544

		50,537,178

Schools — 0.1%
Apollo Group, Inc. (Class A Stock)*	17,000	1,029,860
Corinthian Colleges, Inc.*(a)	23,700	326,349
DeVry, Inc.	2,800	158,844

		1,515,053

Semiconductors — 1.6%
Advanced Micro Devices, Inc.*(a)	146,200	1,415,216
Applied Materials, Inc.	165,500	2,307,070
ASML Holding NV (Netherlands)	38,772	1,323,745
BTU International, Inc.*	15,500	98,425
Cymer, Inc.*	12,800	491,264
Hamamatsu Photonics KK (Japan)	31,400	764,874
Intel Corp.	534,000	10,893,600
Intersil Corp. (Class A Stock)	18,400	282,256
KLA-Tencor Corp.	20,600	744,896
Lam Research Corp.*	4,000	156,840
Marvell Technology Group Ltd. (Bermuda)*	24,700	512,525
Maxim Integrated Products, Inc.	30,900	627,270
MEMC Electronic Materials, Inc.*	18,400	250,608
Micron Technology, Inc.*(a)	119,200	1,258,752
National Semiconductor Corp.	123,800	1,901,568
NVIDIA Corp.*	57,800	1,079,704
Semtech Corp.*	25,700	437,157
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	649,749	1,309,552
Texas Instruments, Inc.	44,500	1,159,670
Varian Semiconductor Equipment Associates, Inc.*(a)	17,300	620,724
Zoran Corp.*	23,612	260,913

		27,896,629

Telecommunications — 3.1%
Alcatel-Lucent (France)*	248,142	835,548
America Movil SAB de CV (Class L Stock), ADR (Mexico)	40,200	1,888,596
American Tower Corp. (Class A Stock)*	54,735	2,365,099
AT&T, Inc.	592,217	16,599,843
Corning, Inc.	111,300	2,149,203
Crown Castle International Corp.*(a)	52,900	2,065,216
Finisar Corp.*	24,437	217,978
France Telecom SA (France)	78,955	1,972,947
Hutchison Telecommunications Hong Kong Holdings Ltd. (Cayman Islands)	2,157,000	365,523
Ixia*	39,400	293,136
JDS Uniphase Corp.*(a)	129,000	1,064,250
KDDI Corp. (Japan)	295	1,562,531
Leap Wireless International, Inc.*	5,400	94,770
MetroPCS Communications, Inc.*	88,500	675,255
Motorola, Inc.	177,200	1,375,072
NII Holdings, Inc.*	26,000	873,080
NTELOS Holdings Corp.	18,400	327,888
Prysmian SpA (Italy)	62,390	1,089,030
QUALCOMM, Inc.	158,300	7,322,958
Quanta Services, Inc.*	7,100	147,964
SBA Communications Corp. (Class A Stock)*(a)	5,500	187,880
Singapore Telecommunications Ltd. (Singapore)	282,000	621,138
Sprint Nextel Corp.*	621,900	2,276,154
Telefonica SA (Spain)	144,563	4,046,177
Television Broadcasts Ltd. (Hong Kong)	95,000	456,418
Telstra Corp. Ltd. (Australia)	285,815	878,701
Verizon Communications, Inc.	9,000	298,170
Vodafone Group PLC, ADR (United Kingdom)(a)	183,392	4,234,521

		56,285,046

Tobacco — 0.5%
Philip Morris International, Inc.	200,700	9,671,733

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Toys — 0.1%
Hasbro, Inc.	40,500	$1,298,430

Transportation — 1.0%
Arriva PLC (United Kingdom)	108,867	868,504
C.H. Robinson Worldwide, Inc.(a)	13,600	798,728
Cargotec Corp. (Class B Stock) (Finland)	21,293	586,113
Central Japan Railway Co. (Japan)	200	1,338,658
CSX Corp.	26,700	1,294,683
Expeditors International of Washington, Inc.(a)	17,300	600,829
FedEx Corp.	21,600	1,802,520
Knight Transportation, Inc.	25,700	495,753
Nippon Yusen Kabushiki Kaisha (Japan)	107,000	329,543
Norfolk Southern Corp.	25,100	1,315,742
Union Pacific Corp.	55,800	3,565,620
United Parcel Service, Inc. (Class B Stock)	77,900	4,469,123
UTi Worldwide, Inc. (British Virgin Islands)	23,800	340,816

		17,806,632

Utilities — 1.3%
AES Corp. (The)*	24,800	330,088
Alliant Energy Corp.	18,200	550,732
CenterPoint Energy, Inc.	175,500	2,546,505
Constellation Energy Group, Inc.	49,800	1,751,466
E.ON AG (Germany)	94,350	3,960,250
EDF Energies Nouvelles SA (France)	10,508	541,963
Entergy Corp.	28,800	2,356,992
FirstEnergy Corp.	38,100	1,769,745
FPL Group, Inc.	17,000	897,940
Great Plains Energy, Inc.(a)	27,400	531,286
Mirant Corp.*	20,200	308,454
OGE Energy Corp.	14,500	534,905
PPL Corp.	52,400	1,693,044
Public Service Enterprise Group, Inc.	30,300	1,007,475
SembCorp Industries Ltd. (Singapore)	614,911	1,606,780
Southwest Gas Corp.	18,300	522,099
Sumco Corp. (Japan)	61,500	1,086,730
TECO Energy, Inc.(a)	70,800	1,148,376

		23,144,830

TOTAL COMMON STOCKS
(cost $1,022,772,847)		1,124,117,021

PREFERRED STOCKS — 0.2%
Consumer Products & Services
Sealy Corp., 8.00%, CVT, PIK*	600	52,350

Financial – Bank & Trust — 0.2%
Bank of America Corp., 10.00%, CVT*	217,000	3,237,640

Financial Services
SLM Corp., Series C, 7.25%, CVT	200	121,200

Telecommunications
Lucent Technologies Capital Trust I, 7.75%, CVT	300	233,100

U.S. Government Agency Obligation
Federal National Mortgage Assoc., 8.25%, CVT*	8,550	9,405

TOTAL PREFERRED STOCKS
(cost $3,854,531)		3,653,695

	Units

WARRANTS*
Clothing & Apparel
Anvil Holdings, Inc. (Class A Stock), expiring on 02/05/12*(g)	1,395	56
Anvil Holdings, Inc. (Class B Stock), expiring on 02/05/12*(g)	1,550	31

TOTAL WARRANTS
(cost $0)		87

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount
Rate	Date	(Unaudited)	(000)#

ASSET-BACKED SECURITIES — 1.0%
AmeriCredit Automobile Receivables Trust,
Series 2006-RM, Class A3
5.53%	01/06/14	Baa3	$840	862,251
BA Credit Card Trust,
Series 2007-A8, Class A8
5.59%	11/17/14	Aaa	1,170	1,252,855
Capital Auto Receivables Asset Trust,
Series 2007-SN2, Class A4, 144A(g)
1.263%(c)	05/16/11	Baa1	1,025	1,027,046
Capital One Multi-Asset Execution Trust,
Series 2005-A7, Class A7
4.70%	06/15/15	Aaa	1,100	1,161,347
Series 2007-C3, Class C3
0.523%(c)	04/15/13	Ba1	445	440,398
CarMax Auto Owner Trust,
Series 2009-2, Class B
4.65%	08/17/15	A+(d)	1,335	1,321,752
CenterPoint Energy Transition Bond Co. LLC,
Series 2001-1, Class A4
5.63%	09/15/15	Aaa	341	368,259
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%	09/25/31	A3	23	10,244
Citibank Credit Card Issuance Trust,
Series 2007-A5, Class A5
5.50%	06/22/12	Aaa	1,100	1,125,037
CNH Equipment Trust,
Series 2007-A, Class B
5.09%	06/16/14	A3	255	259,380
Series 2009-C, Class A3
1.85%	12/16/13	Aaa	519	516,975
SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
CNH Wholesale Master Note Trust,
Series 2009-1A, Class A, 144A(g)
1.933%(c)	07/15/15	AAA(d)	$1,209	$1,230,079
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A4
6.19%	03/01/13	Aaa	424	440,055
Ford Credit Auto Owner Trust,
Series 2009-E, Class A4
2.42%	11/15/14	Aaa	2,290	2,248,995
GE Capital Credit Card Master Note Trust,
Series 2007-3, Class C
0.533%(c)	06/15/13	A3	555	544,389
Series 2009-2, Class A
3.69%	07/15/15	Aaa	1,585	1,614,449
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class AV2
0.291%(c)	10/25/36	Aaa	50	47,348
Marriott Vacation Club Owner Trust,(g)
Series 2006-1A, Class A, 144A
5.737%	04/20/28	Aaa	193	188,847
Series 2006-2A, Class A, 144A
5.362%	10/20/28	Aaa	58	56,997
MBNA Credit Card Master Note Trust,
Series 2005-A3, Class A3
4.10%	10/15/12	Aaa	1,100	1,112,994
Series 2006-C3, Class C3
0.523%(c)	10/15/13	Baa1	240	228,049
Nissan Auto Receivables Owner Trust,
Series 2009-A, Class A4
4.74%	08/17/15	Aaa	1,005	1,067,326
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52%	12/31/10	Aaa	475	486,855
PSE&G Transition Funding LLC,
Series 2001-1, Class A6
6.61%	06/15/15	Aaa	350	388,114
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52%	11/12/12	Aa3	625	641,758

TOTAL ASSET-BACKED SECURITIES
(cost $18,341,154)				18,641,799

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
American Tower Trust,
Series 2007-1A, Class D, 144A(g)
5.957%	04/15/37	Baa2	250	255,000
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648%	09/11/36	AAA(d)	350	352,700
Series 2005-3, Class A2
4.501%	07/10/43	Aaa	646	647,192
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A
4.871%	09/11/42	Aaa	2,135	2,046,791
Series 2005-PWR9, Class AAB
4.804%	09/11/42	Aaa	400	404,608
Series 2006-PW13, Class A4
5.54%	09/11/41	AAA(d)	1,182	1,151,197
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A4
5.816%(c)	12/10/49	Aaa	1,300	1,178,933
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%	09/15/39	Aaa	2,015	1,725,893
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531%	05/15/33	Aaa	390	405,001
Series 2005-C4, Class A1
5.082%	11/10/45	Aaa	112	113,570
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIB2, Class A2
6.244%	04/15/35	AAA(d)	25	24,957
Series 2001-CIBC, Class A3
6.26%	03/15/33	AAA(d)	376	387,130
Series 2005-LDP4, Class ASB
4.824%(c)	10/15/42	Aaa	325	330,606
Series 2005-LDP5, Class A4
5.179%(c)	12/15/44	Aaa	1,900	1,880,946
Series 2006-LDP9, Class A1
5.17%	05/15/47	Aaa	626	640,715
Series 2006-LDP9, Class A3
5.336%	05/15/47	Aaa	130	112,745
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.156%	02/15/31	AAA(d)	2,200	2,129,758
Series 2006-C7, Class A3
5.347%	11/15/38	AAA(d)	861	789,285
Morgan Stanley Capital I,
Series 2008-T29, Class A4
6.28%(c)	01/11/43	AA(d)	2,038	2,037,631
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A3
5.558%(c)	03/15/45	Aaa	2,108	2,060,414

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $18,002,959)				18,675,072

CONVERTIBLE BONDS — 0.1%
Airlines
AMR Corp.,
Gtd. Notes
6.25%	10/15/14	CCC+(d)	64	66,320

Automotive Parts
TRW Automotive, Inc.,
Gtd. Notes, 144A
3.50%	12/01/15	Caa1	175	191,844

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CONVERTIBLE BONDS (Continued)
Financial Services
E*Trade Financial Corp.,
Sr. Unsec’d. Notes
Zero	08/31/19	NR	$21	$35,411

Media
Liberty Global, Inc.,
Sr. Unsec’d. Notes, 144A
4.50%	11/15/16	NR	250	271,250
XM Satellite Radio, Inc.,
Sr. Sub. Notes, 144A
7.00%	12/01/14	CCC(d)	125	96,562

				367,812

Oil & Gas
Penn Virginia Corp.,
Sr. Sub. Notes
4.50%	11/15/12	B(d)	25	23,688

Semiconductors — 0.1%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
6.00%	05/01/15	B-(d)	500	450,000

Telecommunications
Leap Wireless International, Inc.,
Sr. Unsec’d. Notes
4.50%	07/15/14	Caa1	100	82,750

TOTAL CONVERTIBLE BONDS
(cost $1,076,385)				1,217,825

CORPORATE OBLIGATIONS — 12.3%
Advertising — 0.1%
Affinity Group, Inc.,
Gtd. Notes
9.00%	02/15/12	Caa2	50	34,062
Interpublic Group of Cos., Inc.,
Sr. Unsec’d. Notes
10.00%	07/15/17	Ba3	50	55,500
Lamar Media Corp.,
Gtd. Notes
6.625%	08/15/15(a)	B2	400	388,000
6.625%	08/15/15	B2	100	96,000
Omnicom Group, Inc.,
Sr. Unsec’d. Notes
6.25%	07/15/19	Baa1	550	593,367
Visant Holding Corp.,
Gtd. Notes
7.625%	10/01/12	B1	50	50,250

				1,217,179

Aerospace & Defense — 0.1%
Colt Defense LLC/Colt Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.75%	11/15/17	B2	125	129,062
Goodrich Corp.,
Sr. Unsec’d. Notes
4.875%	03/01/20	Baa2	530	524,241
L-3 Communications Corp.,
Gtd. Notes
6.375%	10/15/15	Ba2	200	200,750
Moog, Inc.,
Sr. Sub. Notes
7.25%	06/15/18	Ba3	75	72,469
Spirit Aerosystems, Inc.,
Gtd. Notes, 144A
7.50%	10/01/17	B2	75	73,875
TransDigm, Inc.,
Gtd. Notes
7.75%	07/15/14	B3	250	253,125
Triumph Group, Inc.,
Sr. Sub. Notes, 144A
8.00%	11/15/17	Ba3	50	50,438
United Technologies Corp.,
Sr. Unsec’d. Notes
5.375%	12/15/17(a)	A2	470	500,855
5.40%	05/01/35	A2	80	77,912
6.125%	02/01/19	A2	485	535,948

				2,418,675

Airlines — 0.1%
American Airlines, Inc.,
Pass-Through Certificates
7.858%	04/01/13	Ba1	75	75,000
Continental Airlines, Inc.,
Pass-Through Certificates
7.25%	11/10/19	Baa2	235	240,287
9.00%	07/08/16	Baa2	420	449,400
9.25%	11/10/18(g)	Ba2	25	25,375
Delta Air Lines, Inc.,
Pass-Through Certificates
7.57%	05/18/12	BBB-(d)	75	75,750
7.75%	12/17/19	Baa2	230	234,600
Sr. Sec’d. Notes,144A
9.50%	09/15/14	Ba2	125	129,844
12.25%	03/15/15	B2	225	225,000

				1,455,256

Automobile Manufacturers — 0.1%
Daimler Finance North America LLC,
Gtd. Notes
6.50%	11/15/13	A3	800	876,988
Motors Liquidation Co.,(i)
Sr. Unsec’d. Notes
6.75%	05/01/28	NR	350	89,250
8.25%	07/15/23	NR	325	86,125

				1,052,363

Automotive Parts
Affinia Group, Inc.,
Gtd. Notes
9.00%	11/30/14	B3	50	48,500
Sr. Sec’d. Notes,144A
10.75%	08/15/16	B1	25	27,094

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Automotive Parts (cont’d.)
American Axle & Manufacturing Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.25%	01/15/17	B2	$125	$126,875
American Axle & Manufacturing, Inc.,
Gtd. Notes
7.875%	03/01/17	Caa3	275	232,375

			Units

Commercial Vehicle Group, Inc.,
Sr. Sec’d. Notes, PIK, 144A
(original cost $64,580; purchased
03/08/09, 03/14/09)(f)(g)
13.00%	02/15/13	NR	61	52,232

			Principal
			Amount
			(000)#

Goodyear Tire & Rubber Co. (The),
Sr. Unsec’d. Notes
10.50%	05/15/16	B1	$200	221,000
Tenneco, Inc.,
Gtd. Notes(a)
8.625%	11/15/14	Caa2	50	50,437

				758,513

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc.,(g)
Gtd. Notes, 144A
5.375%	11/15/14	Baa2	405	428,796
5.375%	01/15/20	Baa2	1,275	1,300,830
7.20%	01/15/14	Baa2	275	311,894
Coca-Cola Amatil Ltd.,
Gtd. Notes, 144A (Australia)(g)
3.25%	11/02/14	A3	365	360,334
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
4.875%	03/15/19	Aa3	405	421,878
Coca-Cola Enterprises, Inc.,
Sr. Unsec’d. Notes
4.25%	03/01/15	A3	600	630,250
Constellation Brands, Inc.,
Gtd. Notes
8.375%	12/15/14	Ba3	25	26,625
Cott Beverages, Inc.,
Sr. Notes, 144A
8.375%	11/15/17	Caa1	175	180,688
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
2.35%	12/21/12	Baa3	280	280,298
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.65%	02/15/13	Aa2	210	224,315
SABMiller PLC,
Sr. Unsec’d. Notes, 144A (United Kingdom)(g)
6.20%	07/01/11	Baa1	210	222,243

				4,388,151

Biotechnology)
Bio-Rad Laboratories, Inc.,
Sr. Sub. Notes, 144A
8.00%	09/15/16	Ba2	125	131,875
FMC Finance III SA,
Gtd. Notes (Luxembourg)
6.875%	07/15/17	Ba2	25	24,812
Genentech, Inc.,
Sr. Unsec’d. Notes
4.75%	07/15/15	AA-(d)	165	176,595
Talecris Biotherapeutics Holdings Corp.,
Gtd. Notes, 144A
7.75%	11/15/16	B1	200	203,000

				536,282

Broadcasting — 0.1%
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A(g)
6.25%	06/01/18	Baa2	409	435,334
8.375%	03/01/39	Baa2	655	815,592
Unsec’d. Notes
7.125%	10/01/12	Baa2	140	155,517
Fisher Communications, Inc.,
Gtd. Notes
8.625%	09/15/14	B2	25	23,969

				1,430,412

Building Materials — 0.1%
AMH Holdings, Inc.,
Sr. Disc. Notes,
11.25%	03/01/14	Caa2	50	48,500
Associated Materials LLC/Associated Materials Finance, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	11/15/16	B2	25	26,375
CRH America, Inc.,
Gtd. Notes
6.00%	09/30/16	Baa1	230	240,226
Gibraltar Industries, Inc.,
Gtd. Notes
8.00%	12/01/15	B3	175	167,125
Goodman Global, Inc.,
Gtd. Notes
13.50%	02/15/16	NR	175	194,250
Holcim US Finance Sarl & Cie SCS,
Gtd. Notes, 144A (Luxembourg)(g)
6.00%	12/30/19	Baa2	835	869,144
Lafarge SA,
Sr. Unsec’d. Notes (France)
6.15%	07/15/11	Baa3	155	161,523
USG Corp.,
Gtd. Notes, 144A
9.75%	08/01/14	B1	300	320,250

				2,027,393

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Cable Television — 0.2%
Belo Corp.,
Sr. Unsec’d. Notes
8.00%	11/15/16	Ba2		$350	$358,750
Comcast Corp.,
Gtd. Notes(a)
5.70%	05/15/18	Baa1		1,235	1,298,294
CSC Holdings, Inc.,
Sr. Unsec’d.
7.625%	07/15/18	Ba3		50	51,500
Sr. Unsec’d. Notes, 144A(a)
8.50%	04/15/14	Ba3		125	133,125
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
7.625%	05/15/16	Ba2		125	136,562
Gtd. Notes, 144A(g)
5.875%	10/01/19	Ba2		845	859,446
DISH DBS Corp.,
Gtd. Notes
6.375%	10/01/11	Ba3		25	25,813
6.625%	10/01/14	Ba3		50	50,438
7.75%	05/31/15	Ba3		100	104,750
Univision Communications, Inc.,
Gtd. Notes, PIK, 144A
9.75%	03/15/15	Caa2		184	161,394
Sr. Sec’d. Notes, 144A
12.00%	07/01/14	B2		50	55,062

					3,235,134

Chemicals — 0.2%
Ashland, Inc.,
Gtd. Notes, 144A
9.125%	06/01/17	Ba3		150	164,625
Cognis GmbH,
Sr. Unsec’d. Notes, 144A (Germany)
9.50%	05/15/14	Caa2	EUR	100	146,939
Georgia Gulf Corp.,
Sr. Sec’d. Notes, 144A
9.00%	01/15/17	B3		50	50,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
Sec’d. Notes
9.75%	11/15/14	Caa1		150	147,000
Huntsman International LLC,
Gtd. Notes, 144A
6.875%	11/15/13	B3	EUR	50	66,481
INVISTA,
Sr. Unsec’d. Notes, 144A
9.25%	05/01/12	Ba3		400	406,000
Lubrizol Corp.,
Sr. Unsec’d. Notes
8.875%	02/01/19	Baa2		420	522,179
PolyOne Corp.,
Sr. Unsec’d. Notes
8.875%	05/01/12	B1		25	25,750
Potash Corp. of Saskatchewan, Inc.,
Sr. Unsec’d. Notes, (Canada)(a)
4.875%	03/30/20	Baa1		1,175	1,159,281
Rhodia SA,
Sr. Unsec’d. Notes, 144A (France)
3.492%(c)	10/15/13	B1	EUR	100	132,961
Solutia, Inc.,
Gtd. Notes
8.75%	11/01/17	B2		$475	494,594
Terra Capital, Inc.,
Gtd. Notes, 144A
7.75%	11/01/19	B1		175	187,250

					3,503,560

Clothing & Apparel
Hanesbrands, Inc.,
Gtd. Notes
3.831%(c)	12/15/14	B1		50	47,313
Sr. Unsec’d. Notes
8.00%	12/15/16	B1		100	101,875
Levi Strauss & Co.,
Sr. Unsec’d. Notes
8.625%	04/01/13	B2	EUR	150	215,032
8.875%	04/01/16	B2		50	52,312

					416,532

Commercial Services — 0.1%
ARAMARK Corp.,
Gtd. Notes
3.781%(c)	02/01/15	B3		250	228,750
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
7.625%	05/15/14	Caa1		150	142,500
Erac USA Finance Co.,
Gtd. Notes, 144A(g)
5.60%	05/01/15	Baa2		185	188,565
Geo Group, Inc., (The),
Gtd. Notes, 144A
7.75%	10/15/17	B1		100	102,375
iPayment, Inc.,
Gtd. Notes
9.75%	05/15/14	Caa1		50	41,563
Iron Mountain, Inc.,
Gtd. Notes
7.75%	01/15/15	B2		175	175,875
Mac-Gray Corp.,
Gtd. Notes
7.625%	08/15/15	B3		250	242,812
Service Corp. International,
Sr. Unsec’d. Notes
8.00%	11/15/21	B1		350	344,750
Ticketmaster Entertainment, Inc.,
Gtd. Notes
10.75%	08/01/16	Ba3		225	242,437
United Rentals North America, Inc.,
Gtd. Notes
10.875%	06/15/16	B3		75	81,563

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Commercial Services (cont’d.)
Valassis Communications, Inc.,
Gtd. Notes
8.25%	03/01/15	B3		$150	$149,625

					1,940,815

Computer Services & Software — 0.1%
First Data Corp.,
Gtd. Notes
9.875%	09/24/15	Caa1		75	69,938
11.25%	03/31/16	Caa2		75	64,125
Gtd. Notes, PIK
10.55%	09/24/15	Caa1		111	98,274
JDA Software Group, Inc.,
Sr. Unsec’d. Notes, 144A
8.00%	12/15/14	B1		325	333,937
Open Solutions, Inc.,
Gtd. Notes, 144A
9.75%	02/01/15	Caa2		250	192,187
Seagate Technology HDD Holdings,
Gtd. Notes (Cayman Islands)
6.80%	10/01/16	Ba3		25	24,188
Seagate Technology International,
Sec’d. Notes, 144A (Cayman Islands)
10.00%	05/01/14	Ba1		75	82,875
SunGard Data Systems, Inc.,
Gtd. Notes
9.125%	08/15/13	Caa1		400	410,000
Vivendi,
Sr. Unsec’d. Notes, 144A (France)(g)
5.75%	04/04/13	Baa2		455	478,363

					1,753,887

Conglomerates — 0.1%
Altria Group, Inc.,
Gtd. Notes
9.25%	08/06/19	Baa1		750	913,971

Construction
Esco Corp.,
Gtd. Notes, 144A
8.625%	12/15/13	B2		450	447,750
Obrascon Huarte Lain SA,
Unsub. Notes (Spain)
5.00%	05/18/12	Ba1	EUR	200	273,808

					721,558

Consumer Products & Services
Deluxe Corp.,
Sr. Unsec’d. Notes
7.375%	06/01/15	Ba2		500	481,875
Sealy Mattress Co.,
Gtd. Notes
8.25%	06/15/14	Caa1		150	150,000

					631,875

Containers & Packaging — 0.1%
Ball Corp.,
Gtd. Notes
7.125%	09/01/16	Ba1		125	128,125
7.375%	09/01/19	Ba1		75	77,062
Berry Plastics Escrow LLC/Berry Plastics Escrow Corp.,
Sr. Sec’d. Notes, 144A
8.25%	11/15/15	B1		200	201,000
BWAY Corp.,
Gtd. Notes, 144A
10.00%	04/15/14	B3		250	264,375
Clondalkin Acquisition BV,
Sr. Sec’d. Notes, 144A (Netherlands)
2.254%(c)	12/15/13	B1		50	44,188
Crown Americas LLC/Crown Americas Capital Corp. II,
Sr. Unsec’d. Notes, 144A
7.625%	05/15/17	B1		25	25,938
Graphic Packaging International, Inc.,
Gtd. Notes
9.50%	06/15/17	B3		100	106,000
Greif, Inc.,
Sr. Unsec’d. Notes
7.75%	08/01/19	Ba2		25	25,500
Mobile Mini, Inc.,
Gtd. Notes
9.75%	08/01/14	B2		475	494,000
Owens-Brockway Glass Container, Inc.,
Gtd. Notes
7.375%	05/15/16	Ba3		100	103,250
Plastipak Holdings, Inc.,
Sr. Notes, 144A
8.50%	12/15/15	B3		75	76,969
10.625%	08/15/19	B3		50	55,125
Sealed Air Corp.,
Sr. Notes, 144A
7.875%	06/15/17	Baa3		25	26,629
Silgan Holdings, Inc.,
Sr. Sub. Notes
6.75%	11/15/13	B1		25	25,250
Sr. Unsec’d. Notes
7.25%	08/15/16	Ba3		50	51,375
Smurfit-Stone Container Enterprises, Inc.,
Sr. Unsec’d. Notes(i)
8.00%	03/15/17	D(d)		250	220,312
Solo Cup Co.,
Sr. Sec’d. Notes,144A
10.50%	11/01/13	B2		25	26,625

					1,951,723

Distribution/Wholesale
KAR Holdings, Inc.,
Gtd. Notes
10.00%	05/01/15	Caa1		125	133,750

Diversified Operations — 0.1%
3M Co.,
Sr. Unsec’d. Notes, MTN
5.70%	03/15/37	Aa2		205	213,935

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Diversified Operations (cont’d.)
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A (Canada)
6.30%	05/01/14	Ba2		$500	$495,000
6.75%	05/01/12	Ba2		200	206,718
8.00%	11/15/14	Ba2		400	415,500
Cooper US, Inc.,
Gtd. Notes
6.10%	07/01/17	A3		270	294,965
Danaher Corp.,
Sr. Unsec’d. Notes
5.40%	03/01/19	A2		125	132,250
Honeywell International, Inc.,
Sr. Unsec’d. Notes
5.30%	03/01/18	A2		310	326,966
Koppers, Inc.,
Gtd. Notes, 144A
7.875%	12/01/19	B1		100	101,000
RBS Global, Inc./Rexnord LLC,
Gtd. Notes
9.50%	08/01/14	Caa2		100	100,250

					2,286,584

Electric — 0.4%
Carolina Power & Light Co.,
First Mortgage
5.30%	01/15/19	A1		160	167,077
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
6.75%	04/01/38	A3		160	182,414
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
5.20%	08/15/19	Baa2		380	385,925
Duke Energy Carolinas LLC,
First Mortgage
5.30%	02/15/40	A1		790	758,869
EDP Finance BV,
Sr. Unsec’d. Notes, 144A (Netherlands)(g)
4.90%	10/01/19	A3		650	627,354
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.00%	05/15/35	Baa2		190	170,865
Electricite de France,
Notes, 144A (France)(g)
6.95%	01/26/39	Aa3		250	295,669
FirstEnergy Solutions Corp.,
Gtd. Notes
4.80%	02/15/15	Baa2		645	658,347
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A(g)
5.90%	11/15/39	A3		750	761,485
Mirant North America LLC,
Gtd. Notes
7.375%	12/31/13	B1		150	148,313
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A(g)
4.881%	08/15/19	A3		625	619,677
NRG Energy, Inc.,
Gtd. Notes
7.25%	02/01/14	B1		150	151,875
7.375%	02/01/16	B1		75	75,094
NV Energy, Inc.,
Sr. Unsec’d. Notes
7.803%	06/15/12	Ba3		100	101,551
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.80%	03/01/14	A3		115	122,130
6.35%	02/15/38	A3		280	303,629
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
5.375%	11/01/39	A2		735	712,026
5.70%	12/01/36	A2		225	228,378
RRI Energy, Inc.,
Sr. Unsec’d. Notes
7.875%	06/15/17	B2		125	122,813
San Diego Gas & Electric Co.,
First Mortgage
6.00%	06/01/39	Aa3		480	515,415
Texas Competitive Electric Holdings Co. LLC,
Gtd. Notes(a)
10.25%	11/01/15	Caa2		200	162,000
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.50%	12/15/10	Baa1		210	215,973

					7,486,879

Electronic Components & Equipment — 0.1%
Emerson Electric Co.,
Sr. Unsec’d. Notes
5.25%	11/15/39	A2		830	797,332
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
7.75%	07/15/16	Ba1		50	52,500
STATS ChipPAC Ltd.,
Gtd. Notes (Singapore)
6.75%	11/15/11	Ba1		25	25,156

					874,988

Entertainment & Leisure — 0.1%
AMC Entertainment, Inc.,
Sr. Unsec’d. Notes
8.75%	06/01/19	B1		50	51,000
Cinemark USA, Inc.,
Gtd. Notes, 144A
8.625%	06/15/19	B3		275	286,000
Cirsa Finance Luxembourg SA,
Gtd. Notes, 144A (Luxembourg)
8.75%	05/15/14	B2	EUR	50	68,273
Easton-Bell Sports, Inc.,
Sr. Sec’d. Notes, 144A
9.75%	12/01/16	B3		50	51,813

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

			Moody’s	Principal
Interest	Maturity		Ratings†	Amount	Value
Rate	Date		(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Entertainment & Leisure (cont'd.)
Harrah’s Operating Co., Inc.,
Sr. Sec’d. Notes, 144A
10.00%	12/15/15		CCC-(d)	$25	$20,375
10.00%	12/15/18		CCC-(d)	275	220,687
11.25%	06/01/17		Caa1	200	209,250
Harrahs Operating Escrow LLC/Harrahs Escrow Corp.,
Sr. Sec’d. Notes, 144A
11.25%	06/01/17		Caa1	75	78,469
Isle of Capri Casinos, Inc.,
Gtd. Notes
7.00%	03/01/14		Caa1	75	66,750
Lions Gate Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
10.25%	11/01/16		B1	250	247,812
NetFlix, Inc.,
Sr. Unsec’d. Notes, 144A
8.50%	11/15/17		Ba2	200	207,500
Peninsula Gaming LLC,
Sr. Sec’d. Notes, 144A
8.375%	08/15/15		Ba2	50	49,875
Penn National Gaming, Inc.,
Sr. Sub. Notes, 144A
8.75%	08/15/19		B1	50	51,125
Pinnacle Entertainment, Inc.,
Gtd. Notes
7.50%	06/15/15		Caa1	175	161,000
Sr. Notes, 144A
8.625%	08/01/17		B2	75	76,500
Regal Cinemas Corp.,
Gtd. Notes
8.625%	07/15/19		B-(d)	75	78,000
Speedway Motorsports, Inc.,
Gtd. Notes
6.75%	06/01/13		Ba2	50	49,750
8.75%	06/01/16		Ba1	25	26,375
Travelport LLC,
Gtd. Notes
11.875%	09/01/16		Caa1	25	26,500

					2,027,054

Environmental Control — 0.1%
Casella Waste Systems, Inc.,
Gtd. Notes
9.75%	02/01/13		Caa1	50	49,375
Republic Services, Inc.,
Gtd. Notes, 144A(g)
5.50%	09/15/19		Baa3	375	380,795
Waste Management, Inc.,
Gtd. Notes
6.10%	03/15/18		Baa3	465	494,498
6.375%	03/11/15		Baa3	415	459,875

					1,384,543

Equipment Services
RSC Equipment Rental, Inc.,
Sr. Sec’d. Notes, 144A
10.00%	07/15/17		B1	25	27,187

Farming & Agriculture — 0.1%
Alliance One International, Inc.,
Sr. Unsec’d. Notes, 144A
10.00%	07/15/16		B2	25	26,250
10.00%	07/15/16		B+(d)	25	26,250
Bunge Ltd. Finance Corp.,
Gtd. Notes
8.50%	06/15/19		Baa2	385	438,864
Bunge NA Finance LP,
Gtd. Notes
5.90%	04/01/17		Baa2	530	524,655

					1,016,019

Financial – Bank & Trust — 1.1%
BAC Capital Trust VI, Limited Gtd. Notes
5.625%	03/08/35		Baa3	760	607,954
Bank of America Corp.,
Sr. Unsec’d. Notes
7.375%	05/15/14		A2	1,780	2,019,791
Sr. Unsec’d. Notes, MTN
5.65%	05/01/18		A2	3,015	3,062,070
Sub. Notes
5.75%	08/15/16		A3	165	166,077
Unsec’d. Notes
6.50%	08/01/16		A2	560	602,180
Barclays Bank PLC,
Sr. Unsec’d. Notes (United Kingdom)
5.20%	07/10/14		Aa3	230	243,802
6.75%	05/22/19	(a)	Aa3	255	284,435
BB&T Capital Trust II,
Bank Gtd. Notes
6.75%	06/07/36		A2	170	158,444
BB&T Corp.,
Sr. Unsec’d. Notes
5.70%	04/30/14		A1	750	811,836
Capital One Capital IV,
Gtd. Notes
6.745%(c)	02/05/82		Baa2	365	302,950
Capital One Financial Corp.,
Sr. Unsec’d. Notes
7.375%	05/23/14		Baa1	225	254,752
Commonwealth Bank of Australia,
Sr. Unsec’d. Notes, 144A (Australia)(g)
3.75%	10/15/14		Aa1	845	847,055
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.25%	05/01/13		Baa1	565	581,732
Sub. Notes
8.25%	03/01/38		Baa2	215	204,420
GMAC LLC,
Gtd. Notes
8.00%	11/01/31		Ca	900	810,000
HSBC Holdings PLC,
Sub. Notes (United Kingdom)
6.50%	05/02/36		A1	100	104,882
ING Bank NV,
Sub. Notes, 144A (Netherlands)(g)
5.125%	05/01/15		A1	250	246,356

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial – Bank & Trust (cont'd.)
International Lease Finance Corp.,
Sr. Unsec’d. Notes, MTN
5.30%	05/01/12	B1	$250	$212,354
5.45%	03/24/11	B1	650	599,059
6.625%	11/15/13	B1	500	402,493
Kinder Morgan Finance Co. ULC,
Gtd. Notes (Canada)
5.70%	01/05/16	Ba1	190	179,478
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
11.50%	05/01/16	Caa1	75	83,813
Gtd. Notes, (Zero Coupon until 08/01/11)
9.90%(s)	08/01/16	Caa1	75	68,438
Sr. Notes
11.625%	02/01/14	Caa1	200	224,750
Northern Trust Co. (The),
Sub. Notes
4.60%	02/01/13	A1	115	120,714
Northern Trust Corp.,
Sr. Unsec’d. Notes
4.625%	05/01/14	A1	300	319,686
5.30%	08/29/11	A1	114	120,960
5.50%	08/15/13	A1	225	246,126
PNC Funding Corp.,
Bank Gtd. Notes
5.625%	02/01/17	Baa1	165	163,502
6.70%	06/10/19	A3	255	285,339
USB Capital XIII Trust,
Gtd. Notes
6.625%	12/15/39	A2	480	487,843
Wachovia Corp.,
Sr. Unsec’d. Notes
5.75%	02/01/18	A1	2,510	2,619,356
Wells Fargo & Co.,
Sr. Unsec’d. Notes
4.875%	01/12/11	A1	190	196,859
Wells Fargo Bank NA,
Sub. Notes
4.75%	02/09/15	Aa3	250	254,923
Westpac Banking Corp.,
Sr. Unsec’d. Notes (Australia)
4.875%	11/19/19	Aa1	1,000	987,005

				18,881,434

Financial Services — 2.6%
American Express Co.,
Sr. Unsec’d. Notes
5.25%	09/12/11	A3	175	183,505
American Express Credit Corp.,
Sr. Unsec’d. Notes(a)
5.125%	08/25/14	A2	365	384,613
Sr. Unsec’d. Notes, MTN
5.875%	05/02/13	A2	665	713,651
American General Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.90%	12/15/17	B2	450	312,459
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
7.30%	06/28/19	A3	540	600,512
Bank One Corp.,
Sub. Notes
5.25%	01/30/13	A1	635	673,393
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
5.85%	09/01/17	A2	195	208,094
CEDC Finance Corp. International, Inc.,
Sr. Sec’d. Notes, 144A
9.125%	12/01/16	B1	100	103,000
CIT Group Inc.,
Sr. Sec’d. Notes
7.00%	05/01/17	NR	775	672,312
Citigroup, Inc.,
Sr. Unsec’d. Notes
5.50%	08/27/12	A3	620	648,066
5.50%	04/11/13	A3	375	388,787
5.50%	10/15/14	A3	800	810,025
6.125%	05/15/18	A3	1,100	1,105,949
6.50%	08/19/13	A3	500	532,596
Unsec’d. Notes
8.50%	05/22/19	A3	1,000	1,154,753
Couche-Tard Corp.,
Gtd. Notes
7.50%	12/15/13	Ba1	50	50,875
Credit Suisse Guernsey Ltd.,
Jr. Sub. Notes (Switzerland)
5.86%(c)	12/29/49	Aa3	210	182,700
Credit Suisse USA, Inc.,
Gtd. Notes
5.50%	08/16/11	Aa1	135	143,426
Credit Suisse,
Sr. Unsec’d. Notes (Switzerland)(a)
5.50%	05/01/14	Aa1	1,835	1,991,344
Discover Financial Services,
Sr. Unsec’d. Notes
10.25%	07/15/19	Ba1	400	467,747
E*Trade Financial Corp.,
Sr. Unsec’d. Notes
7.375%	09/15/13	B3	50	46,812
7.875%	12/01/15	B3	25	23,281
Sr. Unsec’d. Notes, PIK
12.50%	11/30/17	CCC(d)	426	484,042
FIA Card Services NA,
Sub. Notes
7.125%	11/15/12	A1	80	87,085
FMR LLC,
Sr. Unsec’d. Notes, 144A(g)
5.35%	11/15/21	A2	290	276,767

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial Services (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
8.125%	01/15/20	B3	$775	$761,592
12.00%	05/15/15	B3	175	202,935
General Electric Capital Corp.,
Sr. Unsec’d. Notes
3.75%	11/14/14(a)	Aa2	1,500	1,497,381
4.80%	05/01/13	Aa2	125	130,659
5.90%	05/13/14	Aa2	1,980	2,140,523
6.00%	08/07/19	Aa2	2,600	2,698,855
Sr. Unsec’d. Notes, MTN
6.00%	06/15/12	Aa2	645	695,250
Goldman Sachs Group, Inc. (The),
Gtd. Notes
6.345%	02/15/34	A2	183	171,335
Notes, MTN
6.00%	05/01/14	A1	90	98,439
Sr. Unsec’d. Notes
6.15%	04/01/18(a)	A1	1,325	1,418,411
6.60%	01/15/12	A1	125	135,892
7.50%	02/15/19(a)	A1	2,825	3,293,393
Sub. Notes
6.75%	10/01/37	A2	810	832,588
HBOS PLC,
Sr. Sub. Notes, 144A (United Kingdom)(g)
6.00%	11/01/33	Ba1	170	128,372
Janus Capital Group, Inc.,
Sr. Unsec’d. Notes
6.95%	06/15/17	Baa3	175	164,947
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
5.875%	06/08/14	Baa2	126	129,394
6.25%	01/15/36	Baa2	150	119,534
8.50%	07/15/19	Baa2	305	333,404
John Deere Capital Corp.,
Sr. Unsec’d. Notes
7.00%	03/15/12	A2	200	221,867
Sr. Unsec’d. Notes, MTN
5.50%	04/13/17	A2	185	196,108
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.65%	06/01/14(a)	Aa3	1,425	1,501,151
4.75%	05/01/13	Aa3	475	501,373
6.00%	01/15/18(a)	Aa3	2,420	2,601,488
6.30%	04/23/19(a)	Aa3	570	627,044
JPMorgan Chase Capital XXII,
Gtd. Notes
6.45%	02/02/37	A2	365	334,974
JPMorgan Chase Capital XXVII,
Gtd. Notes
7.00%	11/01/39	A2	655	660,576
Merrill Lynch & Co., Inc.,
Notes, MTN(a)
6.875%	04/25/18	A2	600	646,463
Sr. Unsec’d. Notes
5.45%	02/05/13	A2	355	373,556
Sub. Notes
7.75%	05/14/38	A3	335	368,078
Morgan Stanley,
Sr. Unsec’d. Notes
4.20%	11/20/14	A2	1,150	1,150,803
7.30%	05/13/19(a)	A2	4,680	5,255,312
Sr. Unsec’d. Notes, MTN
6.00%	04/28/15	A2	625	665,764
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
3.875%	09/16/15	A1	715	721,598
Nuveen Investments, Inc.,
Gtd. Notes
10.50%	11/15/15	Caa3	650	589,875
Sr. Unsec’d. Notes
5.50%	09/15/15	Caa3	200	139,250
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes
9.25%	04/01/15	Caa2	25	25,375
Sr. Unsec’d. Notes, 144A
9.25%	04/01/15	Caa2	100	101,250
Reliance Intermediate Holdings LP,
Sr. Unsec’d. Notes, 144A (Canada)
9.50%	12/15/19	Ba2	125	130,156
SLM Corp.,
Sr. Unsec’d. Notes, MTN
5.125%	08/27/12	Ba1	120	112,497
5.375%	05/15/14	Ba1	175	161,415
8.45%	06/15/18	Ba1	700	690,727
Svensk Export Kredit AB,
Sr. Unsec’d. Notes (Sweden)
5.125%	03/01/17	Aa1	345	364,326
U.S. Bancorp,
Sr. Unsec’d. Notes
4.20%	05/15/14	Aa3	480	498,260
Sr. Unsec’d. Notes, MTN(a)
4.50%	07/29/10	Aa3	275	281,802
Universal City Development Partners Ltd.,
Sr. Notes, 144A
8.875%	11/15/15	B3	125	122,344
Sr. Sub. Notes, 144A(a)
10.875%	11/15/16	B3	200	200,500
UPC Germany GmbH,
Sr. Sec’d. Notes, 144A (Germany)
8.125%	12/01/17	B1	225	227,531
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.75%	12/01/30	A3	250	293,694
Wind Acquisition Holdings Finance SpA,
Sr. Notes, 144A (Italy)
12.25%	07/15/17	B3	400	394,000
Xstrata Finance Canada Ltd.,
Gtd. Notes, 144A (Canada)(g)
5.50%	11/16/11	Baa2	165	170,635

				47,528,490

Food — 0.2%
B&G Foods Holding Corp.,
Gtd. Notes
8.00%	10/01/11	B2	125	127,188
SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s		Principal
Interest	Maturity	Ratings†		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Food (cont’d.)
Campofrio Food SA,
Sr. Notes, 144A (Spain)
8.25%	10/31/16	B1	EUR	50	$71,946
General Mills, Inc.,
Sr. Unsec’d. Notes
5.25%	08/15/13	Baa1		$155	167,220
Great Atlantic & Pacific Tea Co.,
Sr. Sec’d. Notes, 144A
11.375%	08/01/15	B3		125	131,562
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
8.875%	05/15/17	B1		75	78,000
JBS USA LLC/JBS USA Finance, Inc.,
Sr. Notes, 144A
11.625%	05/01/14	B1		25	28,313
Kellogg Co.,
Sr. Unsec’d. Notes
4.25%	03/06/13	A3		465	487,462
Kroger Co. (The),
Gtd. Notes
3.90%	10/01/15	Baa2		500	502,729
7.50%	01/15/14	Baa2		215	245,376
Safeway, Inc.,
Sr. Unsec’d. Notes
5.00%	08/15/19	Baa2		615	609,877
Sysco Corp.,
Sr. Unsec’d. Notes
5.25%	02/12/18	A1		150	156,615
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
10.50%	03/01/14	Ba3		75	85,688
U.S. Foodservice
Sr. Notes, 144A
10.25%	06/30/15	NR		250	247,500

					2,939,476

Healthcare Services — 0.2%
Bausch & Lomb, Inc.,
Sr. Unsec’d. Notes(a)
9.875%	11/01/15	Caa1		150	158,250
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.875%	07/15/15	B3		150	155,250
HCA, Inc.,
Sec’d. Notes
9.25%	11/15/16	B2		600	644,250
Sr. Sec’d. Notes, PIK
9.625%	11/15/16	B2		175	189,437
Health Management Associates, Inc.,
Sr. Sec’d. Notes
6.125%	04/15/16	BB-(d)		325	304,687
Highmark, Inc.,
Notes, 144A(g)
6.80%	08/15/13	Baa2		145	151,712
Novant Health, Inc.,
Bonds
5.85%	11/01/19	A1		765	748,742
Psychiatric Solutions, Inc.,
Gtd. Notes
7.75%	07/15/15	B3		225	217,687
Sr. Sub. Notes, 144A
7.75%	07/15/15	B3		25	23,563
Symbion, Inc.,
Gtd. Notes, PIK
11.00%	08/23/15	Caa1		75	56,625
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes
6.50%	06/01/12	Caa2		25	24,830
US Oncology, Inc.,
Sr. Sec’d. Notes
9.125%	08/15/17	Ba3		50	52,500
Vanguard Health Holding Co. I LLC,
Gtd. Notes
11.25%	10/01/15	Caa1		25	26,313
Vanguard Health Holding Co. II LLC,
Gtd. Notes
9.00%	10/01/14	Caa1		50	51,813
WellPoint, Inc.,
Sr. Unsec’d. Notes
5.00%	01/15/11	Baa1		195	201,622

					3,007,281

Holding Companies – Diversified
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes,
7.75%	10/15/16	B1		325	332,313
Sr. Sub. Notes, 144A
9.50%	06/15/17	Caa1	EUR	250	347,635

					679,948

Home Builders
K Hovnanian Enterprises, Inc.,
Sr. Sec’d. Notes,144A
10.625%	10/15/16	B1		100	104,500
MDC Holdings, Inc.,
Gtd. Notes
5.50%	05/15/13	Baa3		260	261,221
NVR, Inc.,
Sr. Unsec’d. Notes(a)
5.00%	06/15/10	Baa3		85	85,781
Standard Pacific Escrow LLC,
Sr. Sec’d. Notes,144A
10.75%	09/15/16	Caa1		50	51,000

					502,502

Hotels & Motels — 0.1%
Ameristar Casinos, Inc.,
Sr. Unsec’d. Notes, 144A
9.25%	06/01/14	B2		300	311,250
Gaylord Entertainment Co.,
Gtd. Notes(a)
6.75%	11/15/14	Caa2		50	46,500

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Hotels & Motels (cont’d.)
MGM Mirage, Inc.,
Gtd. Notes(a)
6.75%	09/01/12	Caa2	$350	$312,375
Sr. Sec’d. Notes
13.00%	11/15/13	B1	50	57,375
Sr. Sec’d. Notes, 144A
10.375%	05/15/14	B1	100	108,500
11.125%	11/15/17	B1	300	332,250
Sr. Unsec’d. Notes, 144A
11.375%	03/01/18	Caa2	225	201,375
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec’d. Notes
7.875%	10/15/14	Ba1	100	106,875
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
First Mortgage(a)
6.625%	12/01/14	Ba3	200	193,250
First Mortgage, 144A
7.875%	11/01/17	Ba2	275	278,437

				1,948,187

Information Technology Services
Dun & Bradstreet Corp.,
Sr. Unsec’d. Notes
5.50%	03/15/11	A-(d)	100	104,167

Insurance — 0.3%
Ace INA Holdings, Inc.,
Gtd. Notes
5.70%	02/15/17	A3	165	175,113
5.90%	06/15/19	A3	90	96,825
Aflac, Inc.,
Sr. Unsec’d. Notes
6.90%	12/17/39	A2	390	384,213
8.50%	05/15/19	A2	850	979,191
Genworth Financial, Inc.,
Sr. Unsec’d. Notes
8.625%	12/15/16	Baa3	455	472,035
HUB International Holdings, Inc.,
Sr. Sub. Notes, 144A
10.25%	06/15/15	Caa1	100	92,000
Lincoln National Corp.,
Sr. Unsec’d. Notes
8.75%	07/01/19	Baa2	120	137,340
Markel Corp.,
Sr. Unsec’d. Notes
7.125%	09/30/19	Baa2	730	753,767
MetLife, Inc.,
Sr. Unsec’d. Notes
6.125%	12/01/11	A3	200	215,006
6.75%	06/01/16	A3	185	207,171
NLV Financial Corp.,
Sr. Notes, 144A(g)
7.50%	08/15/33	Baa2	120	103,408
Principal Financial Group, Inc.,
Gtd. Notes
6.05%	10/15/36	A3	120	108,414
7.875%	05/15/14	A3	315	347,664
Principal Life Global Funding I,
Sr. Sec’d. Notes, 144A(g)
5.125%	10/15/13	Aa3	185	187,559
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
6.45%	11/15/19	Baa1	275	274,097
Sun Life Financial Global Funding LP,
Gtd. Notes, 144A(g)
0.501%(c)	10/06/13	A1	190	178,066
Transatlantic Holdings, Inc.,
Sr. Unsec’d. Notes
5.75%	12/14/15	Baa1	150	147,096
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
5.90%	06/02/19	A2	500	534,023
Willis North America, Inc.,
Gtd. Notes
6.20%	03/28/17	Baa3	125	123,916

				5,516,904

Internet Services
Terremark Worldwide, Inc.,
Sr. Sec’d. Notes, 144A
12.00%	06/15/17	B2	25	27,625

Machinery & Equipment — 0.1%
Altra Holdings, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	12/01/16	B1	100	102,625
Case New Holland, Inc.,
Gtd. Notes, 144A
7.75%	09/01/13	Ba3	250	255,625
Columbus Mckinnon Corp.,
Gtd. Notes
8.875%	11/01/13	B1	150	153,187
CPM Holdings, Inc.,
Sr. Sec’d. Notes, 144A
10.625%	09/01/14	B2	75	79,125
Deere & Co.,
Sr. Unsec’d. Notes
4.375%	10/16/19	A2	840	838,958
Roper Industries, Inc.,
Sr. Unsec’d. Notes
6.25%	09/01/19	Baa3	280	291,498
Terex Corp.,
Sr. Unsec’d. Notes
10.875%	06/01/16	B2	25	27,875

				1,748,893

Media — 0.6%
British Sky Broadcasting Group PLC,
Gtd. Notes, 144A (United Kingdom)(g)
6.10%	02/15/18	Baa1	480	508,482
9.50%	11/15/18	Baa1	645	826,912

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Media (cont’d.)
Cengage Learning Acquisitions, Inc.,
Sr. Discount Notes, 144A
13.25%	07/15/15	Caa2	$175	$169,969
Cequel Communications Holdings I LLC and Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/17	B3	175	176,750
CW Media Holdings, Inc.,
Gtd. Notes, PIK, 144A
13.50%	08/15/15	Ca	54	57,062
Discovery Communications LLC,
Gtd. Notes
5.625%	08/15/19	Baa2	395	407,849
Grupo Televisa SA,
Sr. Unsec’d. Notes, 144A (Mexico)(a)(g)
6.625%	01/15/40	Baa1	655	647,746
Historic TW, Inc.,
Gtd. Notes
6.875%	06/15/18	Baa2	715	788,618
News America, Inc.,
Gtd. Notes(a)
6.15%	03/01/37	Baa1	1,435	1,427,664
Sinclair Broadcast Group, Inc.,
Gtd. Notes
8.00%	03/15/12	Caa1	100	97,750
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A(a)
9.25%	11/01/17	B2	325	338,000
Sirius XM Radio, Inc.,
Sr. Sec’d. Notes, 144A
9.75%	09/01/15	Caa2	25	26,375
TCM Sub LLC,
Gtd. Notes, 144A(g)
3.55%	01/15/15	Baa1	1,040	1,018,738
Thomson Reuters Corp., (Canada)
Gtd. Notes(a)
6.50%	07/15/18	Baa1	735	832,336
Sr. Unsec’d. Notes
4.70%	10/15/19	Baa1	5	4,925
Time Warner Cable, Inc.,
Gtd. Notes
5.40%	07/02/12(a)	Baa2	430	459,424
7.30%	07/01/38	Baa2	670	742,774
8.25%	04/01/19	Baa2	645	768,256
Time Warner, Inc.,
Gtd. Notes
7.70%	05/01/32	Baa2	590	692,858
Videotron Ltee, (Canada)
Gtd. Notes
9.125%	04/15/18	Ba2	50	55,000
Gtd. Notes, 144A
9.125%	04/15/18	BB-(d)	25	27,171
XM Satellite Radio, Inc.,
Gtd. Notes, 144A
13.00%	08/01/14	Ca	100	108,625
Sr. Sec’d. Notes, 144A
11.25%	06/15/13	Caa2	75	80,625

				10,263,909

Medical Supplies & Equipment — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes(a)
6.40%	02/01/39	A3	90	98,754
Biomet, Inc.,
Gtd. Notes
11.625%	10/15/17	Caa1	75	82,875
Gtd. Notes, PIK
10.375%	10/15/17	B3	450	488,250
DaVita, Inc.,
Gtd. Notes
6.625%	03/15/13	B1	350	350,875
Eli Lilly & Co.,
Sr. Unsec’d. Notes
5.55%	03/15/37	A1	535	554,731
Fresenius US Finance II, Inc.,
Gtd. Notes, 144A
9.00%	07/15/15	Ba1	50	55,000
Medtronic, Inc.,
Sr. Unsec’d. Notes
4.75%	09/15/15	A1	445	480,401
Universal Hospital Services, Inc.,
Sr. Sec’d. Notes
3.859%(c)	06/01/15	B3	125	105,313

				2,216,199

Metals & Mining — 0.3%
Algoma Acquisition Corp.,
Sr. Unsec’d. Notes, 144A (Canada)
9.875%	06/15/15	Caa2	175	148,969
ArcelorMittal,
Sr. Unsec’d. Notes (Luxembourg)
5.375%	06/01/13	Baa3	785	828,372
Arch Coal, Inc.,
Gtd. Notes, 144A(a)
8.75%	08/01/16	B1	175	185,062
Barrick Gold Financeco LLC,
Gtd. Notes (Canada)
6.125%	09/15/13	Baa1	320	348,355
BHP Billiton Finance Ltd.,
Gtd. Notes (Australia)
5.40%	03/29/17	A1	172	184,277
Codelco, Inc.,
Notes, 144A (Chile)(g)
7.50%	01/15/19	A1	115	134,827
Edgen Murray Corp.,
Sr. Sec’d. Notes, 144A
12.25%	01/15/15	Caa1	325	319,312
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
8.375%	04/01/17	Ba2	450	492,750
Hawk Corp.,
Sr. Unsec’d. Notes
8.75%	11/01/14	B3	50	49,938
Massey Energy Co.,
Gtd. Notes
3.25%	08/01/15	BB-(d)	33	28,834

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Metals & Mining (cont’d.)
Novelis, Inc.,
Sr. Unsec’d. Notes, 144A (Canada)
11.50%	02/15/15	Caa1	$250	$267,812
Placer Dome, Inc.,
Sr. Unsec’d. Notes (Canada)
6.45%	10/15/35	Baa1	290	288,475
Rio Tinto Finance USA Ltd.,
Gtd. Notes (Australia)
5.875%	07/15/13	Baa1	350	377,663
8.95%	05/01/14	Baa1	300	359,490
Russel Metals, Inc.,
Gtd. Notes (Canada)
6.375%	03/01/14	Ba2	75	70,051
Ryerson, Inc.,
Sr. Sec’d. Notes
12.00%	11/01/15	Caa1	75	78,375
Steel Dynamics, Inc.,
Gtd. Notes
7.375%	11/01/12	Ba2	125	128,750
Teck Resources Ltd.,
Sr. Sec’d. Notes (Canada)
9.75%	05/15/14	Ba2	75	86,531
10.25%	05/15/16	Ba2	50	58,250
10.75%	05/15/19	Ba2	50	59,750
Tube City IMS Corp.,
Gtd. Notes
9.75%	02/01/15	Caa1	100	96,625
United States Steel Corp.,
Sr. Unsec’d. Notes
6.05%	06/01/17	Ba3	50	47,733
Vale Overseas Ltd.,
Gtd. Notes (Cayman Islands)
6.25%	01/23/17(a)	Baa2	500	521,558
6.875%	11/10/39	Baa2	510	513,429
Valmont Industries, Inc.,
Gtd. Notes
6.875%	05/01/14	Ba2	25	25,688

				5,700,876

Office Equipment — 0.1%
ACCO Brands Corp.,
Sr. Sec’d. Notes, 144A
10.625%	03/15/15	B2	50	55,000
Xerox Corp.,
Sr. Unsec’d. Notes
5.50%	05/15/12	Baa2	80	84,545
5.65%	05/15/13	Baa2	365	380,316
6.35%	05/15/18	Baa2	310	323,370
6.75%	02/01/17	Baa2	400	429,109
8.25%	05/15/14	Baa2	375	430,171

				1,702,511

Oil & Gas — 1.3%
Antero Resources Finance Corp.,
Sr. Notes, 144A
9.375%	12/01/17	Caa1	175	178,500
Aquilex Holdings LLC/Aquilex Finance Corp.,
Sr. Notes, 144A
11.125%	12/15/16	B3	125	124,687
Atmos Energy Corp.,
Sr. Unsec’d. Notes
8.50%	03/15/19	Baa2	125	151,828
Baker Hughes, Inc.,
Sr. Unsec’d. Notes
6.875%	01/15/29	A2	200	227,323
Berry Petroleum Co.,
Sr. Sub. Notes
8.25%	11/01/16	B3	250	246,250
Sr. Unsec’d. Notes
10.25%	06/01/14	B2	125	135,937
Bill Barrett Corp.,
Gtd. Notes
9.875%	07/15/16	B1	125	133,125
Sr. Unsec’d. Notes
5.00%	03/15/28	BB-(d)	26	25,025
Boardwalk Pipelines LP,
Gtd. Notes
5.75%	09/15/19	Baa2	520	512,725
Sr. Unsec’d. Notes
5.50%	02/01/17	Baa2	230	228,557
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes (Canada)
6.25%	03/15/38	Baa2	250	259,577
Cie Generale de Geophysique-Veritas,
Gtd. Notes, 144A (France)
9.50%	05/15/16	Ba3	100	107,000
Complete Production Services, Inc.,
Gtd. Notes
8.00%	12/15/16	B1	350	345,187
Comstock Resources, Inc.,
Gtd. Notes
8.375%	10/15/17	B2	200	204,500
Concho Resources, Inc.,
Gtd. Notes
8.625%	10/01/17	B3	630	661,500
Connacher Oil and Gas Ltd.,
Sec’d. Notes, 144A (Canada)
10.25%	12/15/15	Caa2	125	114,314
ConocoPhillips,
Gtd. Notes
6.00%	01/15/20	A1	1,000	1,108,017
Continental Resources, Inc.,
Sr. Unsec’d. Notes, 144A
8.25%	10/01/19	B2	50	52,500
Denbury Resources, Inc.,
Gtd. Notes
9.75%	03/01/16	B1	75	80,063
Devon Energy Corp.,
Sr. Notes
5.625%	01/15/14	Baa1	215	232,263
Devon Financing Corp. ULC,
Gtd. Notes (Canada)
7.875%	09/30/31	Baa1	120	150,349

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Oil & Gas (cont’d.)
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
4.875%	07/01/15	Baa1	$150	$158,341
5.15%	09/01/14	Baa1	125	133,281
5.70%	10/15/39	Baa1	595	579,143
5.875%	05/01/19	Baa1	405	431,421
EnCana Corp.,
Sr. Unsec’d. Notes (Canada)
5.90%	12/01/17	Baa2	625	672,165
6.50%	08/15/34	Baa2	250	273,812
Enterprise Products Operating LLC,
Gtd. Notes
5.25%	01/31/20	Baa3	220	217,629
6.30%	09/15/17	Baa3	130	139,948
7.55%	04/15/38	Baa3	500	564,626
EOG Resources, Inc.,
Sr. Unsec’d. Notes
5.875%	09/15/17	A3	380	413,807
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes
8.75%	06/15/12	B2	300	303,750
Forest Oil Corp.,
Gtd. Notes
8.00%	12/15/11	B1	25	26,063
Gulfstream Natural Gas System LLC,
Sr. Unsec’d. Notes, 144A(g)
6.95%	06/01/16	Baa2	70	77,360
Hercules Offshore, Inc.,
Sr. Sec’d. Notes, 144A
10.50%	10/15/17	B2	100	105,500
Hess Corp.,
Sr. Unsec’d. Notes
6.00%	01/15/40	Baa2	775	767,441
7.875%	10/01/29(a)	Baa2	660	791,574
8.125%	02/15/19	Baa2	100	120,596
Kinder Morgan, Inc.,
Sr. Unsec’d. Notes
6.50%	09/01/12	Ba1	75	78,000
Marathon Oil Corp.,
Sr. Unsec’d. Notes
5.90%	03/15/18	Baa1	490	516,134
6.00%	10/01/17	Baa1	260	275,028
6.60%	10/01/37	Baa1	100	106,080
Mariner Energy, Inc.,
Gtd. Notes
11.75%	06/30/16	B3	150	167,250
Nabors Industries, Inc.,
Gtd. Notes
6.15%	02/15/18	Baa1	120	124,721
9.25%	01/15/19	Baa1	230	281,685
National Gas Co. of Trinidad & Tobago Ltd.,
Notes, 144A (Trinidad)(g)
6.05%	01/15/36	A3	100	90,667
Pemex Project Funding Master Trust,
Gtd. Notes
5.75%	03/01/18	Baa1	615	621,842
Penn Virginia Corp.,
Sr. Notes
10.375%	06/15/16	B2	25	27,250
Petro-Canada,
Sr. Unsec’d. Notes (Canada)
6.80%	05/15/38	Baa2	125	136,564
Petrobras International Finance Co.,
Gtd. Notes (Cayman Islands)
5.75%	01/20/20	Baa1	585	591,672
5.875%	03/01/18	Baa1	290	292,439
7.875%	03/15/19	Baa1	105	121,045
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
7.50%	01/15/20	Ba1	150	150,068
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
5.75%	01/15/20	Baa3	560	560,418
6.50%	05/01/18	Baa3	555	593,510
Praxair, Inc.,
Sr. Unsec’d. Notes
4.375%	03/31/14	A2	215	226,707
4.50%	08/15/19	A2	575	577,873
5.20%	03/15/17	A2	175	183,501
Quicksilver Resources, Inc.,
Gtd. Notes
11.75%	01/01/16	B2	50	56,750
SandRidge Energy, Inc.,
Gtd. Notes, PIK
8.625%	04/01/15	B3	100	100,000
Sempra Energy,
Sr. Unsec’d. Notes
6.00%	10/15/39(a)	Baa1	865	854,146
6.50%	06/01/16	Baa1	315	341,620
Shell International Finance BV,
Gtd. Notes (Netherlands)
4.30%	09/22/19	Aa1	800	790,389
Southern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A(g)
5.90%	04/01/17	Baa3	62	63,670
Statoil ASA,
Gtd. Notes (Norway)
2.90%	10/15/14	Aa2	850	846,484
Sunoco, Inc.,
Sr. Unsec’d. Notes
5.75%	01/15/17	Baa2	150	151,654
9.625%	04/15/15	Baa2	535	636,699
Swift Energy Co.,
Gtd. Notes
8.875%	01/15/20	B3	150	153,750
Tesoro Corp.,
Gtd. Notes
9.75%	06/01/19	Ba1	75	77,625
Total Capital SA,
Gtd. Notes (France)
4.25%	12/15/21	Aa1	1,300	1,265,159

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE OBLIGATIONS (Continued)
Oil & Gas (cont’d.)
Valero Energy Corp.,
Gtd. Notes
6.125%	06/15/17	Baa2		$445	$455,427
Weatherford International Ltd.,
Gtd. Notes (Switzerland)
9.625%	03/01/19	Baa1		175	218,173
Woodside Finance Ltd.,
Gtd. Notes, 144A (Australia)(g)
4.50%	11/10/14	Baa1		235	237,095
XTO Energy, Inc.,
Sr. Unsec’d. Notes
5.65%	04/01/16	Baa2		315	344,274

					23,371,053

Packaging
Graham Packaging Co., Inc.,
Gtd. Notes
9.875%	10/15/14	Caa1		75	76,500

Paper & Forest Products — 0.1%
Boise Cascade LLC,
Gtd. Notes
7.125%	10/15/14	Caa1		110	99,138
Boise Paper Holdings LLC/Boise Finance Co.,
Sr. Notes, 144A
9.00%	11/01/17	B3		75	77,719
Cascades, Inc. (Canada),
Gtd. Notes, 144A
7.875%	01/15/20	Ba3		100	101,500
Sr. Notes, 144A
7.75%	12/15/17	Ba3		125	126,250
Cellu Tissue Holdings, Inc.,
Sr. Sec’d. Notes
11.50%	06/01/14	B1		25	27,750
Clearwater Paper Corp.,
Sr. Unsec’d. Notes, 144A
10.625%	06/15/16	Ba3		25	27,906
Georgia-Pacific LLC,
Gtd. Notes, 144A
7.125%	01/15/17	Ba3		150	151,875
8.25%	05/01/16	Ba3		75	79,500
International Paper Co.,
Sr. Unsec’d. Notes
9.375%	05/15/19	Baa3		25	30,729
NewPage Corp.,
Sr. Sec’d. Notes, 144A
11.375%	12/31/14	B2		100	101,000
Smurfit Kappa Acquisitions,
Sr. Sec’d. Notes, 144A (Ireland)
7.25%	11/15/17	Ba2	EUR	50	70,026
7.75%	11/15/19	Ba2	EUR	75	105,098

					998,491

Pharmaceuticals — 0.2%
AmerisourceBergen Corp.,
Gtd. Notes
4.875%	11/15/19	Baa3		500	493,626
Express Scripts, Inc.,
Gtd. Notes
6.25%	06/15/14	Baa3		995	1,085,674
Mead Johnson Nutrition Co.,
Gtd. Notes, 144A(g)
4.90%	11/01/19	Baa1		465	461,043
Novasep Holding SAS,
Sr. Sec’d. Notes, 144A (France)
9.75%	12/15/16	B3		175	170,625
Teva Pharmaceutical Finance LLC,
Gtd. Notes
5.55%	02/01/16	Baa1		455	480,285
Valeant Pharmaceuticals International,
Gtd. Notes, 144A(a)
8.375%	06/15/16	Ba3		265	272,950
Wyeth,
Gtd. Notes
5.95%	04/01/37	A1		1,055	1,100,131

					4,064,334

Pipelines — 0.2%
Buckeye Partners LP,
Sr. Unsec’d. Notes
5.50%	08/15/19	Baa2		510	508,464
6.05%	01/15/18	Baa2		145	150,211
Dynegy Holdings, Inc.,
Sr. Unsec’d. Notes
7.50%	06/01/15	B3		325	303,875
El Paso Corp.,
Sr. Unsec’d. Notes
8.25%	02/15/16	Ba3		75	80,062
12.00%	12/12/13	Ba3		300	351,750
El Paso Natural Gas Co.,
Sr. Unsec’d. Notes
5.95%	04/15/17	Baa3		62	63,862
Enogex LLC,
Sr. Notes, 144A(g)
6.25%	03/15/20	Baa3		375	366,875
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
6.55%	07/15/19	Baa2		255	276,806
Southeast Supply Header LLC,
Sr. Notes, 144A(g)
4.85%	08/15/14	Baa3		300	306,315
Spectra Energy Capital LLC,
Gtd. Notes
5.65%	03/01/20	Baa2		295	297,700
TransCanada Pipelines Ltd.,
Sr. Unsec’d. Notes (Canada)
7.125%	01/15/19	A3		70	82,283
Williams Cos., Inc., (The),
Sr. Unsec’d. Notes
8.75%	01/15/20	Baa3		50	59,649

					2,847,852

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Real Estate — 0.1%
AMB Property LP,
Gtd. Notes
6.625%	12/01/19	Baa1	$380	$372,715
Realogy Corp.,
Gtd. Notes
10.50%	04/15/14	Ca	150	129,750
Regency Centers LP,
Gtd. Notes
5.875%	06/15/17	Baa2	85	78,659
WEA Finance LLC,
Gtd. Notes, 144A(g)
7.50%	06/02/14	A2	250	281,324

				862,448

Real Estate Investment Trusts — 0.1%
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, MTN
6.10%	03/15/20	Baa1	500	510,579
6.125%	11/01/12	Baa1	66	70,033
Duke Realty LP,
Sr. Unsec’d. Notes
6.25%	05/15/13	Baa2	205	206,174
ERP Operating LP,
Sr. Unsec’d. Notes
5.25%	09/15/14	Baa1	150	152,557
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
6.00%	07/15/12	Baa1	120	125,214
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2	130	112,562
Host Hotels and Resorts LP,
Gtd. Notes
6.75%	06/01/16	Ba1	250	248,750
Mack-Cali Realty Corp.,
Sr. Unsec’d. Notes
7.75%	08/15/19	Baa2	130	134,518
Potlatch Corp.,
Sr. Notes, 144A
7.50%	11/01/19	Ba1	125	126,337
Reckson Operating Partnership LP,
Sr. Unsec’d. Notes
6.00%	03/31/16	Ba2	125	107,009
Simon Property Group LP,
Sr. Unsec’d. Notes
5.75%	12/01/15	A3	535	545,567
6.75%	05/15/14	A3	215	229,121
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
6.50%	06/01/16	Ba1	50	48,250

				2,616,671

Retail & Merchandising — 0.3%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp.,
Sr. Unsec’d. Notes
7.125%	05/20/16	Ba3	400	400,000
Brinker International, Inc.,
Unsec’d. Notes
5.75%	06/01/14	Ba2	25	24,514
Brown Shoe Co., Inc.,
Gtd. Notes
8.75%	05/01/12	B3	25	25,469
Burlington Coat Factory Warehouse Corp.,
Gtd. Notes
11.125%	04/15/14	Caa1	50	51,625
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
5.30%	03/15/12	A2	155	167,208
Dollar General Corp.,
Gtd. Notes, PIK
11.875%	07/15/17	B3	17	19,635
GameStop Corp./GameStop, Inc.,
Gtd. Notes
8.00%	10/01/12	Ba1	100	103,625
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.40%	03/01/16	Baa1	695	727,568
HSN, Inc.,
Gtd. Notes
11.25%	08/01/16	Ba3	25	28,063
Inergy LP/Inergy Finance Corp.,
Gtd. Notes
8.75%	03/01/15	B1	25	25,688
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
9.00%	08/01/12	Ba1	205	231,137
Limited Brands, Inc.,
Sr. Notes, 144A
8.50%	06/15/19	Ba2	25	27,188
Sr. Unsec’d. Notes
6.90%	07/15/17	Ba3	25	24,969
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.35%	03/15/12	Ba2	165	168,506
5.90%	12/01/16	Ba2	175	170,625
Michaels Stores, Inc.,
Gtd. Notes
11.375%	11/01/16	Caa3	50	52,625
Gtd. Notes (Zero Coupon until 11/01/16)
12.04%(s)	11/01/16	Caa3	250	206,250
Neiman Marcus Group, Inc. (The),
Gtd. Notes(a)
10.375%	10/15/15	Caa3	250	245,000
Gtd. Notes, PIK
9.00%	10/15/15	Caa2	81	78,805
OSI Restaurant Partners, Inc.,
Gtd. Notes
10.00%	06/15/15	Caa3	75	66,188
Pantry, Inc. (The),
Gtd. Notes
7.75%	02/15/14	Caa1	50	48,000

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Retail & Merchandising (cont’d.)
QVC, Inc.,
Sr. Sec’d. Notes, 144A
7.50%	10/01/19	Ba2	$540	$550,800
Rite Aid Corp.,
Sr. Sec’d. Notes
9.75%	06/12/16	B3	25	27,125
Sr. Sec’d. Notes, 144A
10.25%	10/15/19	Caa2	150	158,250
Staples, Inc.,
Gtd. Notes
9.75%	01/15/14	Baa2	345	420,366
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
8.00%	05/01/16	Ba3	50	50,750
TJX Cos, Inc.,
Sr. Unsec’d. Notes
6.95%	04/15/19	A3	70	80,909
Toys R Us Property Co. LLC,
Sr. Sec’d. Notes, 144A
8.50%	12/01/17	Ba2	125	127,187
Walgreen Co.,
Sr. Unsec’d. Notes
5.25%	01/15/19	A2	175	185,711
Wendy’s/Arby’s Restaurants LLC,
Gtd. Notes
10.00%	07/15/16	B2	150	163,500
Yankee Acquisition Corp.,
Gtd. Notes
8.50%	02/15/15	B3	75	74,437

				4,731,723

Semiconductors
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	12/15/17	B2	275	273,969

Telecommunications — 1.1%
America Movil SAB de CV, (Mexico)
Gtd. Notes
5.625%	11/15/17(a)	A3	375	388,252
6.375%	03/01/35	A3	460	474,852
Gtd. Notes, 144A(g)
5.00%	10/16/19	A3	1,270	1,243,681
American Tower Corp.,
Sr. Unsec’d. Notes, 144A(g)
4.625%	04/01/15	Baa3	290	293,322
7.25%	05/15/19	Baa3	579	645,585
AT&T Corp.,
Gtd. Notes
7.30%	11/15/11	A2	115	126,623
AT&T, Inc.,
Sr. Unsec’d. Notes(a)
5.80%	02/15/19	A2	1,775	1,892,081
British Telecommunications PLC,
Sr. Unsec’d. Notes (United Kingdom)(a)
5.15%	01/15/13	Baa2	310	323,264
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes, 144A
7.75%	05/01/17	Baa3	650	692,250
Cellco Partnership/Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes
8.50%	11/15/18	A2	1,015	1,258,988
Cincinnati Bell, Inc.,
Gtd. Notes
7.00%	02/15/15	Ba3	75	74,063
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A
12.00%	12/01/15	Caa1	650	659,750
Cricket Communications, Inc.,
Gtd. Notes
9.375%	11/01/14(a)	B3	100	100,500
10.00%	07/15/15	B3	25	25,344
Sr. Sec’d. Notes
7.75%	05/15/16	Ba2	125	124,687
Digicel Group Ltd., (Bermuda)
Sr. Notes, 144A
8.25%	09/01/17	B1	225	219,375
Sr. Unsec’d. Notes, 144A
12.00%	04/01/14	B1	75	83,250
France Telecom SA,
Sr. Unsec’d. Notes (France)
7.75%	03/01/11	A3	371	397,627
Frontier Communications Corp.,
Sr. Unsec’d. Notes
8.25%	05/01/14	Ba2	50	52,125
GeoEye, Inc.,
Sr. Sec’d. Notes, 144A
9.625%	10/01/15	B1	50	51,438
Hughes Network Systems LLC/HNS Finance Corp.,
Gtd. Notes
9.50%	04/15/14	B1	150	154,875
Inmarsat Finance PLC,
Gtd. Notes, 144A (United Kingdom)
7.375%	12/01/17	Ba2	300	306,750
Intelsat Bermuda Ltd., (Bermuda)
Gtd. Notes, 144A
11.25%	02/04/17	Caa3	175	175,437
Gtd. Notes, PIK, 144A
11.50%	02/04/17	Caa3	106	104,391
Intelsat Jackson Holdings Ltd.,
Gtd. Notes, 144A (Bermuda)
8.50%	11/01/19	B3	600	618,000
iPCS, Inc.,
Sec’d. Notes, PIK
3.531%	05/01/14	Caa1	253	214,908
Level 3 Financing, Inc.,
Gtd. Notes
9.25%	11/01/14	Caa1	100	94,500
12.25%	03/15/13	Caa1	100	106,000
MetroPCS Wireless, Inc.,
Gtd. Notes
9.25%	11/01/14	B3	150	151,875
9.25%	11/01/14	B3	50	50,625
SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Telecommunications (cont’d.)
Nextel Communications, Inc.,
Gtd. Notes
6.875%	10/31/13	Ba2	$100	$97,000
NII Capital Corp.,
Gtd. Notes, 144A
10.00%	08/15/16	B1	225	235,687
Nordic Telephone Co. Holdings ApS,
Sr. Sec’d. Notes, 144A (Denmark)
8.875%	05/01/16	B1	400	423,000
PAETEC Holding Corp.,
Gtd. Notes
8.875%	06/30/17	B1	125	126,562
Qwest Communications International, Inc.,
Gtd. Notes, 144A
8.00%	10/01/15	Ba3	150	154,125
Qwest Corp.,
Sr. Unsec’d. Notes
7.50%	10/01/14	Ba1	50	51,938
8.375%	05/01/16	Ba1	75	80,437
8.875%	03/15/12	Ba1	25	26,875
Rogers Communications, Inc.,
Gtd. Notes (Canada)
5.50%	03/15/14(a)	Baa2	165	177,225
6.80%	08/15/18	Baa2	615	687,982
7.50%	03/15/15	Baa2	135	157,679
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
4.00%	10/01/14	NR	35	45,938
SBA Telecommunications, Inc.,
Gtd. Notes, 144A
8.00%	08/15/16	Ba2	50	52,250
8.25%	08/15/19	Ba2	50	53,000
Sprint Capital Corp.,
Gtd. Notes
8.375%	03/15/12	Ba3	275	284,625
8.75%	03/15/32	Ba3	125	117,812
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
8.375%	08/15/17	Ba3	675	688,500
Telecom Italia Capital SA,
Gtd. Notes (Luxembourg)
5.25%	11/15/13	Baa2	565	594,262
6.175%	06/18/14(a)	Baa2	575	623,238
Telefonica Emisiones SAU,
Gtd. Notes (Spain)
5.877%	07/15/19	Baa1	190	203,648
6.221%	07/03/17	Baa1	275	303,107
Telesat Canada/Telesat LLC,
Sr. Unsec’d. Notes (Canada)
11.00%	11/01/15	Caa1	525	569,625
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
6.35%	04/01/19	A3	560	617,809
6.90%	04/15/38	A3	250	277,086
8.75%	11/01/18	A3	475	593,284
Verizon Virginia, Inc.,
Sr. Unsec’d. Notes
4.625%	03/15/13	Baa1	715	743,049
Viasat, Inc.,
Gtd. Notes, 144A
8.875%	09/15/16	B1	75	77,250
Vodafone Group PLC,
Sr. Unsec’d. Notes (United Kingdom)
5.625%	02/27/17	Baa1	180	191,190
Wind Acquisition Finance SA,
Gtd. Notes, 144A (Luxembourg)
11.75%	07/15/17	B2	100	109,250
12.00%	12/01/15	B2	100	107,000
Windstream Corp.,
Gtd. Notes
8.625%	08/01/16	Ba3	125	127,187

				19,702,038

Tobacco — 0.1%
BAT International Finance PLC,
Gtd. Notes, 144A (United Kingdom)(g)
8.125%	11/15/13	Baa1	170	196,520
Reynolds American, Inc.,
Gtd. Notes
7.25%	06/01/13	Baa3	645	703,711

				900,231

Transportation
Bristow Group, Inc.,
Gtd. Notes
7.50%	09/15/17	Ba2	25	24,750
Canadian Pacific Railway Co.,
Sr. Unsec’d. Notes (Canada)
7.25%	05/15/19	Baa3	305	346,647
Hertz Corp. (The),
Gtd. Notes
10.50%	01/01/16	B3	50	53,375
Union Pacific Corp.,
Sr. Unsec’d. Notes
5.70%	08/15/18	Baa2	200	209,500
7.875%	01/15/19	Baa2	100	121,000

				755,272

Utilities — 0.6%
Abu Dhabi National Energy Co.,
Sr. Notes, 144A (United Arab Emirates)(g)
5.62%	10/25/12	Aa2	425	432,811
AES Corp. (The),
Sr. Unsec’d. Notes
7.75%	03/01/14	B1	25	25,375
8.00%	10/15/17	B1	500	513,125
9.375%	09/15/10	B1	50	51,625
Sr. Unsec’d. Notes, 144A(a)
9.75%	04/15/16	B1	100	109,500
AGL Capital Corp.,
Gtd. Notes
5.25%	08/15/19	Baa1	330	332,310

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Utilities (cont’d.)
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A(g)
6.75%	10/15/39	Baa3	$560	$533,051
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.375%	04/01/36	Baa2	105	106,113
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.90%	10/01/16	Baa2	460	484,922
Black Hills Corp.,
Sr. Unsec’d. Notes
6.50%	05/15/13	Baa3	125	130,748
Calpine Construction Finance Co. LP and CCFC Finance Corp.,
Sr. Sec’d. Notes, 144A
8.00%	06/01/16	B1	350	360,500
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
7.25%	09/01/10	Ba1	135	139,264
CMS Energy Corp.,
Sr. Unsec’d. Notes
8.50%	04/15/11	Ba1	400	419,124
Consumers Energy Co.,
First Mortgage
6.00%	02/15/14	A3	400	439,660
Enel Finance International SA,
Gtd. Notes, 144A (Luxembourg)(g)
6.00%	10/07/39	A2	850	854,499
Energy Future Holdings Corp.,
Gtd. Notes
10.875%	11/01/17	Caa3	1,150	940,125
Gtd. Notes, PIK
11.25%	11/01/17	Caa3	225	158,989
Entergy Gulf States Louisiana LLC,
First Mortgage
5.59%	10/01/24	Baa1	405	404,767
Entergy Louisiana LLC,
First Mortgage
5.40%	11/01/24	A3	290	282,877
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.25%	10/01/39	A3	445	453,380
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
7.75%	11/01/15	B2	300	294,000
Illinois Power Co.,
Sr. Sec’d. Notes
6.125%	11/15/17	Baa1	95	100,333
Mirant Americas Generation LLC,
Sr. Unsec’d. Notes
8.30%	05/01/11	B3	25	25,625
Monongahela Power Co.,
First Mortgage, 144A(g)
5.70%	03/15/17	Baa1	170	167,107
Nevada Power Co.,
General Ref. Mortgage
6.65%	04/01/36	Baa3	720	757,683
North American Energy Alliance LLC/North
American Energy Alliance Finance Corp.,
Sr. Sec’d. Notes, 144A
10.875%	06/01/16	Ba3	125	132,813
Northern States Power Co.,
First Mortgage
5.35%	11/01/39	A1	282	272,168
OPTI Canada, Inc.,
Sr. Sec’d. Notes (Canada)
8.25%	12/15/14	Caa3	250	207,875
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes
6.15%	10/01/38	Baa2	640	623,852
PNM Resources, Inc.,
Sr. Unsec’d. Notes
9.25%	05/15/15	Ba2	25	26,281
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.15%	12/01/19	Baa1	440	436,848
Southern Co. (The),
Sr. Unsec’d. Notes
4.15%	05/15/14	A3	200	205,670
5.30%	01/15/12	A3	75	80,357
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.15%	05/15/37	Baa1	235	236,814
Union Electric Co.,
Sr. Sec’d. Notes
5.40%	02/01/16	A3	225	231,514
United Maritime Group LLC/United Maritime
Group Finance Corp.,
Sr. Sec’d. Notes, 144A
11.75%	06/15/15	B3	150	150,375
West Penn Power Co.,
First Mortgage, 144A(g)
5.95%	12/15/17	Baa1	195	199,407
Westar Energy, Inc.,
First Mortgage
5.10%	07/15/20	Baa1	110	107,435

				11,428,922

Water
Veolia Environment,
Sr. Unsec’d. Notes (France)
6.00%	06/01/18	A3	335	353,738

TOTAL CORPORATE OBLIGATIONS
(cost $213,591,095)				221,341,927

FOREIGN GOVERNMENT BONDS — 0.2%
Republic of Brazil,
Unsub. Notes (Brazil)
11.00%	08/17/40	Baa3	445	592,962
Republic of Italy,
Sr. Unsec’d. Notes (Italy)
5.25%	09/20/16	A+(d)	910	969,163

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

FOREIGN GOVERNMENT BONDS (Continued)
Republic of Lithuania,
Bonds, 144A (Lithuania)(g)
6.75%	01/15/15	Baa1	$730	$743,224
Republic of South Africa,
Sr. Unsec’d. Notes (South Africa)
6.50%	06/02/14	A3	430	470,850
United Mexican States,
Unsub. Notes, MTN (Mexico)
6.375%	01/16/13	Baa1	205	226,525

TOTAL FOREIGN GOVERNMENT BONDS
(cost $2,847,804)				3,002,724

MUNICIPAL BONDS — 0.2%
California
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	Aa3	510	487,157

District of Columbia
District of Columbia,
Revenue Bonds
4.75%	06/01/31	Aa3	50	50,746
5.591%	12/01/34	Aa2	120	116,863

				167,609

Georgia — 0.1%
Atlanta Water & Wastewater,
Revenue Bonds
5.50%	11/01/17	Baa1	290	317,315
De Kalb County Water & Sewer,
Revenue Bonds
5.00%	10/01/35	Aa2	380	408,652

				725,967

Illinois
Chicago Metropolitan Water Reclamation
District-Greater Chicago,
General Obligation Bonds
5.72%	12/01/38	Aaa	180	180,497
Chicago Transit Authority, Series A,
Revenue Bonds
6.899%	12/01/40	A1	300	313,263

				493,760

Kansas
Kansas State Development Finance Authority,
Revenue Bonds
5.501%	05/01/34	Aa2	125	111,957

Maryland
Maryland State Transportation Authority,
Revenue Bonds
5.888%	07/01/43	Aa3	175	175,971

Massachusetts
Massachusetts Health & Educational Facilities Authority,
Revenue Bonds
5.00%	07/01/38	Aaa	275	289,006

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds
7.336%	11/15/39	AA(d)	65	72,582
New York City Housing Development Corp.,
Revenue Bonds
6.42%	11/01/27	Aa2	95	83,923
Triborough Bridge & Tunnel Authority,
Revenue Bonds
5.00%	11/15/38	Aa2	420	430,551

				587,056

Oregon
Oregon State Taxable Pension,
Revenue Bonds
5.892%	06/01/27	Aa2	60	60,258

Utah
Utah Transit Authority,
Revenue Bonds
5.25%	06/15/38	Aa3	320	341,789

West Virginia
Tobacco Settlement Finance Authority of West Virginia,
Revenue Bonds
7.467%	06/01/47	Baa3	270	215,665

TOTAL MUNICIPAL BONDS
(cost $3,628,710)
				3,656,195

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.8%
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
5.365%(c)	02/25/34	AA-(d)	84	68,559
Series 2004-D, Class 2A2
3.866%(c)	05/25/34	AAA(d)	43	39,879
Series 2004-H, Class 2A2
3.76%(c)	09/25/34	A2	60	56,201
Series 2004-I, Class 3A2
4.87%(c)	10/25/34	A1	55	52,979
Series 2005-J, Class 2A1
5.076%(c)	11/25/35	Baa3	316	246,259
Series 2005-J, Class 3A1
5.241%(c)	11/25/35	Aa3	127	96,064
Bear Stearns Commercial Mortgage Securities,
Series 2005-T20, Class A1
4.94%	10/12/42	Aaa	57	57,607
Series 2006-PW12, Class A4
5.719%(c)	09/11/38	Aaa	300	304,631
Series 2007-PW15, Class AAB
5.315%	02/11/44	Aaa	525	510,467
Series 2007-PW17, Class A1
5.282%	06/11/50	AAA(d)	807	820,903
Series 2007-T28, Class A4
5.742%(c)	09/11/42	AAA(d)	755	727,138
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48	Aaa	1,655	1,576,597

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (Continued)
Fannie Mae,(g)
Series 319, Class 2, IO
6.50%	02/01/32	Aaa	$32	$7,293
Series 2003-40, Class NI, IO
5.50%	11/25/28	Aaa	5	44
Series 2005-57, Class PA
5.50%	05/25/27	Aaa	82	82,765
Freddie Mac,
Series 2614, Class IH, IO(g)
4.50%	05/15/16	Aaa	134	5,040
Series 2686, Class JG
5.50%	04/15/28	Aaa	579	583,653
Series 3195, Class PN
6.50%	08/15/30	Aaa	240	248,979
GMAC Commercial Mortgage Securities, Inc.,
Series 2001-C2, Class A2
6.70%	04/15/34	AAA(d)	359	375,393
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A3
4.569%	08/10/42	Aaa	800	783,454
Series 2005-GG3, Class AAB
4.619%	08/10/42	Aaa	160	162,408
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class A4
5.553%(c)	04/10/38	AA-(d)	1,815	1,655,305
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB15, Class A4
5.814%(c)	06/12/43	Aaa	1,450	1,395,395
LB-UBS Commercial Mortgage Trust,
Series 2004-C2, Class A2
3.246%	03/15/29	Aaa	141	140,807
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2007-7, Class A1
5.549%	06/12/50	Aaa	259	264,868
Morgan Stanley Capital I,
Series 2007-HQ11, Class A4
5.447%(c)	02/12/44	Aaa	1,760	1,542,359
Series 2007-IQ14, Class A4
5.692%(c)	04/15/49	Aaa	1,725	1,453,545
Series 2007-IQ15, Class A4
5.88%(c)	06/11/49	BBB+(d)	600	534,867
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.806%(c)	01/25/34	AAA(d)	150	145,565
Series 2005-AR2, Class 2A2
4.317%(c)	03/25/35	Baa2	64	55,764
Series 2006-AR16, Class A1
5.668%(c)	10/25/36	B3	305	234,263

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $13,124,470)				14,229,051

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 9.1%
Federal Home Loan Mortgage Corp.
3.345%(c)	09/01/32		4	4,396
3.667%(c)	07/01/35		34	35,181
4.50%	04/01/19-04/01/35		482	485,557
4.732%(c)	02/01/35		183	188,384
5.00%	10/01/18-08/01/35		1,173	1,214,702
5.035%(c)	03/01/36		171	178,758
5.046%(c)	11/01/35		117	122,708
5.289%(c)	02/01/37		623	654,666
5.312%(c)	02/01/37		199	209,768
5.327%(c)	01/01/36		51	54,182
5.347%(c)	04/01/37		1,333	1,405,310
5.436%(c)	02/01/37		686	723,039
5.50%	12/01/18-12/01/33		724	764,567
5.885%(c)	02/01/37		370	391,947
5.976%(c)	01/01/37		126	133,207
5.983%(c)	12/01/36		68	72,110
5.997%(c)	11/01/36		231	246,261
6.00%	10/01/32-08/01/38		1,238	1,314,360
6.014%(c)	10/01/36		163	173,569
6.112%(c)	10/01/36		169	180,336
6.208%(c)	08/01/36		330	351,815
7.00%	11/01/30-06/01/32		23	24,976
Federal National Mortgage Assoc.
3.079%(c)	11/01/35		112	114,916
4.50%	05/01/19-10/01/39		20,496	20,656,153
4.612%(c)	07/01/35		117	121,638
5.00%	03/01/18-06/01/36		26,593	27,444,443
5.296%(c)	12/01/35		99	104,661
5.33%(c)	12/01/35		105	111,042
5.441%(c)	09/01/37		279	295,348
5.50%	01/01/17-11/01/38		46,309	48,612,948
5.508%(c)	01/01/37		299	315,147
5.516%(c)	12/01/35		200	211,210
5.63%(c)	12/01/35		51	53,580
5.762%(c)	11/01/37		746	790,522
5.802%(c)	08/01/37		338	358,945
5.985%(c)	09/01/36		130	138,326
5.991%(c)	08/01/36		218	230,925
6.00%	04/01/21-10/01/39		33,820	35,901,275
6.034%(c)	12/01/36		188	199,350
6.50%	07/01/32-03/01/38		3,959	4,249,900
7.00%	01/01/31-04/01/37		212	231,655
Government National Mortgage Assoc.
4.50%	07/20/39-12/20/39		13,466	13,472,916
5.00%	07/15/33-03/20/34		854	880,006
5.50%	10/20/32-11/15/34		313	328,435
6.00%	01/20/33		7	7,668
6.50%	09/20/32-12/20/33		35	38,143
7.00%	03/15/13-12/15/13		53	57,076
8.00%	12/15/16-07/15/23		15	15,155
8.50%	06/15/16-10/15/26		35	38,373
9.50%	03/15/19-01/15/20		1	2,091
12.00%	09/15/13		— (r)	45

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
(cost $161,822,079)				163,911,691

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

U.S. GOVERNMENT AGENCY OBLIGATION — 0.2%
Federal National Mortgage Assoc. Notes
(cost $2,996,053)
2.50%	05/15/14	$3,000	$2,994,114

U.S. TREASURY OBLIGATIONS — 8.1%
U.S. Treasury Bonds
4.75%	02/15/37	1,350	1,379,531
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.875%	04/15/10	4,185	4,791,796
U.S. Treasury Notes
1.75%	08/15/12	23,620	23,773,152
2.25%	05/31/14	17,560	17,440,645
2.375%	08/31/10	40,070	40,600,607
2.625%	07/31/14-04/30/16	21,005	20,929,945
3.125%	09/30/13	25,780	26,793,077
4.00%	08/15/18	9,905	10,116,254

TOTAL U.S. TREASURY OBLIGATIONS
(cost $146,461,211)			145,825,007

TOTAL LONG-TERM INVESTMENTS
(cost $1,608,519,298)			1,721,266,208

		Shares

SHORT-TERM INVESTMENT — 13.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund –
Taxable Money Market Series (cost $238,347,987; includes $166,520,606 of cash collateral for securities on loan)(b)(w) (Note 4)		238,347,987	238,347,987

TOTAL INVESTMENTS(o) — 109.2%
(cost $1,846,867,285)			1,959,614,195
Liabilities in excess of other assets — (9.2)%			(164,988,224)

NET ASSETS — 100.0%			$1,794,625,971

The following abbreviations are used in the Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
CVT	Convertible Security
IO	Interest Only
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
NYSE	New York Stock Exchange
OTC	Over-the-Counter
PIK	Payment-in-Kind
PRFC	Preference Shares
TIPS	Treasury Inflation Protected Securities
EUR	Euro
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of December 31, 2009. Ratings of certain bonds may have changed subsequent to that date.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $161,122,315; cash collateral of $166,520,606 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(f)

Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such security is $64,580. The aggregate value of $52,232 is approximately 0.0% of net assets.

(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest and/or principal payments. Non-income producing security.
(o)	As of December 31, 2009, 160 securities representing $209,084,009 and 11.7% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(r)	Less than $1,000 par.
(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2009.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$915,075,657	$209,041,364	$—
Preferred Stocks	3,653,695	—	—
Warrants	—	87	—
Asset-Backed Securities	—	18,641,799	—
Commercial Mortgage-Backed Securities	—	18,675,072	—
Convertible Bonds	—	1,217,825	—
Corporate Obligations	—	221,289,695	52,232
Foreign Government Bonds	—	3,002,724	—
Municipal Bonds	—	3,656,195	—
Residential Mortgage-Backed Securities	—	14,229,051	—
U.S. Government Mortgage-Backed Securities	—	163,911,691	—
U.S. Government Agency Obligation	—	2,994,114	—
U.S. Treasury Obligations	—	145,825,007	—
Affiliated Money Market Mutual Fund	238,347,987	—	—

	$1,157,077,339	$802,484,624	$52,232
Other Financial Instruments*	—	—	—

Total	$1,157,077,339	$802,484,624	$52,232

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common	Preferred		Corporate
	Stocks	Stocks	Warrants	Obligations

Balance as of 12/31/08	$275,726	$32,490	$682	$—
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	(235,968)	(63,276)	—	—
Change in unrealized appreciation (depreciation)	167,816	63,786	—	(12,348)
Net purchases (sales)	(207,248)	(33,000)	—	64,580
Transfers in and/or out of Level 3	(326)	—	(682)	—

Balance as of 12/31/09	$—	$—	$—	$52,232

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund
(9.3% represents investments purchased
with collateral from securities on loan)	13.3%
U.S. Government Mortgage-Backed Securities	9.1
Oil & Gas	8.1
U.S. Treasury Obligations	8.1
Financial Services	6.4
Financial – Bank & Trust	4.7
Telecommunications	4.2
Computer Services & Software	3.6
Pharmaceuticals	3.5
Retail & Merchandising	3.1
Computer Hardware	2.5
Insurance	2.5
Consumer Products & Services	2.4
Medical Supplies & Equipment	2.3
Utilities	1.9
Food	1.8
Internet Services	1.7
Semiconductors	1.7
Beverages	1.6
Diversified Operations	1.6
Metals & Mining	1.6
Media	1.6
Aerospace & Defense	1.4
Electronic Components & Equipment	1.2
Commercial Mortgage-Backed Securities	1.1
Asset-Backed Securities	1.0
Chemicals	1.0
Transportation	1.0
Real Estate Investment Trusts	0.9
Healthcare Services	0.9
Residential Mortgage-Backed Securities	0.8
Automobile Manufacturers	0.8
Electric	0.7
Restaurants	0.7
Machinery & Equipment	0.6
Tobacco	0.6
Electric – Integrated	0.6
Commercial Services	0.5
Entertainment & Leisure	0.5
Conglomerates	0.5
Hotels & Motels	0.4
Automotive Parts	0.4
Construction	0.4
Pipelines	0.4
Commercial Banks	0.4
Farming & Agriculture	0.4
Environmental Control	0.4
Building Materials	0.3
Industrial Products	0.3
Clothing & Apparel	0.3
Distribution/Wholesale	0.3
Paper & Forest Products	0.3
Real Estate	0.3
Advertising	0.3
Cable Television	0.3
Municipal Bonds	0.2
Office Equipment	0.2
Airlines	0.2
Foreign Government Bonds	0.2
U.S. Government Agency Obligation	0.2
Business Services	0.1
Medical Products	0.1
Energy Services	0.1
Containers & Packaging	0.1
Schools	0.1
Broadcasting	0.1
Printing & Publishing	0.1
Toys	0.1
Healthcare Products	0.1

109.2
Liabilities in excess of other assets	(9.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Equity contracts	Unaffiliated investments	$87	—	$ —

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Rights

Equity contracts		$(160,830)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Total

Equity contracts	$(76,497)	$(595)	$(77,092)

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan
of $161,122,315:
Unaffiliated investments (cost $1,608,519,298)	$1,721,266,208
Affiliated investments (cost $238,347,987)	238,347,987
Cash	2,452,025
Foreign currency, at value (cost $34,233)	35,124
Dividends and interest receivable	6,871,984
Receivable for investments sold	2,897,751
Receivable for fund share sold	2,829,620
Tax reclaim receivable	274,832
Prepaid expenses	12,606

Total Assets	1,974,988,137

LIABILITIES:
Payable to broker for collateral for securities on loan	166,520,606
Payable for investments purchased	13,228,684
Advisory fees payable	440,832
Accrued expenses and other liabilities	162,720
Shareholder servicing fees payable	8,123
Affiliated transfer agent fee payable	912
Payable for fund share repurchased	289

Total Liabilities	180,362,166

NET ASSETS	$1,794,625,971

Net assets were comprised of:
Paid-in capital	$1,808,044,622
Retained earnings	(13,418,651)

Net assets, December 31, 2009	$1,794,625,971

Net asset value and redemption price per share,
$1,794,625,971 / 116,147,141 outstanding shares
of beneficial interest	$15.45

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated interest income	$16,433,638
Unaffiliated dividend income
(net of $343,379 foreign withholding tax)	15,800,249
Affiliated income from securities lending, net	309,572
Affiliated dividend income	273,686

32,817,145

EXPENSES
Advisory fees	9,215,733
Shareholder servicing fees and expenses	1,084,204
Custodian and accounting fees	458,000
Audit fee	21,000
Trustees’ fees	20,000
Insurance expenses	17,000
Shareholders’ reports	15,000
Transfer agent’s fees and expenses
(including affiliated expense of $7,400) (Note 4)	14,000
Commitment fee on syndicated credit agreement	13,000
Legal fees and expenses	9,000
Loan interest expense (Note 7)	302
Miscellaneous	35,584

Total expenses	10,902,823
Less: shareholder servicing fee waiver	(116,493)

Net expenses	10,786,330

NET INVESTMENT INCOME	22,030,815

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(60,304,324)
Foreign currency transactions	(359,918)

(60,664,242)

Net change in unrealized appreciation (depreciation) on:
Investments	285,921,721
Foreign currencies	17,294

285,939,015

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	225,274,773

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$247,305,588

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$22,030,815	$22,750,025
Net realized loss on investment and foreign currency transactions	(60,664,242)	(86,003,046)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	285,939,015	(212,783,139)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	247,305,588	(276,036,160)

DISTRIBUTIONS	(22,810,443)	(50,136,811)

FUND SHARE TRANSACTIONS:
Fund share sold [71,875,223 and 38,111,115 shares, respectively]	993,853,678	569,417,513
Fund share issued in reinvestment of distributions [1,692,169 and 3,014,841 shares, respectively]	22,810,443	50,136,811
Fund share repurchased [11,813,103 and 42,366,621 shares, respectively]	(140,057,189)	(604,310,052)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	876,606,932	15,244,272

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,101,102,077	(310,928,699)
NET ASSETS:
Beginning of year	693,523,894	1,004,452,593

End of year	$1,794,625,971	$693,523,894

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.6%		Value
COMMON STOCKS	Shares	(Note 2)

Air Freight & Logistics — 1.7%
Expeditors International of Washington, Inc.(a)	444,800	$15,447,904

Automotive Parts — 0.7%
O’Reilly Automotive, Inc.*	171,000	6,518,520

Banks — 1.1%
Morgan Stanley	327,900	9,705,840

Beverages — 1.7%
PepsiCo, Inc.	244,900	14,889,920

Biotechnology — 4.0%
Celgene Corp.*	249,008	13,864,765
Gilead Sciences, Inc.*	406,213	17,580,899
Vertex Pharmaceuticals, Inc.*	108,500	4,649,225

		36,094,889

Business Services — 3.4%
Goldman Sachs Group, Inc. (The)	95,700	16,157,988
MasterCard, Inc. (Class A Stock)(a)	57,500	14,718,850

		30,876,838

Chemicals — 2.4%
Monsanto Co.	85,900	7,022,325
Praxair, Inc.	180,900	14,528,079

		21,550,404

Commercial Banks — 2.0%
Wells Fargo & Co.	682,500	18,420,675

Commercial Services & Supplies — 1.3%
McKesson Corp.	193,000	12,062,500

Communication Equipment — 6.2%
Juniper Networks, Inc.*(a)	1,076,000	28,696,920
QUALCOMM, Inc.	580,200	26,840,052

		55,536,972

Computer Hardware — 8.1%
Apple, Inc.*	229,100	48,308,026
EMC Corp.*	464,000	8,106,080
International Business Machines Corp.	88,100	11,532,290
SanDisk Corp.*(a)	173,700	5,035,563

		72,981,959

Computer Services & Software — 4.9%
Accenture PLC (Class A Stock) (Ireland)	376,200	15,612,300
Microsoft Corp.	707,500	21,571,675
salesforce.com, Inc.*(a)	97,800	7,214,706

		44,398,681

Consumer Products & Services — 1.1%
Procter & Gamble Co. (The)	158,000	9,579,540

Distribution/Wholesale — 0.2%
Fastenal Co.(a)	44,622	1,858,060

Electrical Equipment — 0.4%
Sunpower Corp.*	168,820	3,536,779

Engineering/Construction — 0.8%
McDermott International, Inc.*	282,000	6,770,820

Financial – Bank & Trust — 2.7%
Charles Schwab Corp. (The)	478,100	8,997,842
JPMorgan Chase & Co.	375,500	15,647,085

		24,644,927

Financial Services — 3.8%
Franklin Resources, Inc.	130,600	13,758,710
Visa, Inc. (Class A Stock)(a)	153,700	13,442,602
Western Union Co. (The)	350,700	6,610,695

		33,812,007

Healthcare Products — 1.8%
Baxter International, Inc.	159,000	9,330,120
Intuitive Surgical, Inc.*(a)	21,600	6,551,712

		15,881,832

Hotels, Restaurants & Leisure — 3.3%
Marriott International, Inc. (Class A Stock)(a)	578,441	15,762,517
MGM Mirage, Inc.*	651,600	5,942,592
Yum! Brands, Inc.	240,600	8,413,782

		30,118,891

Internet Services — 10.4%
Amazon.com, Inc.*	207,247	27,878,866
Baidu, Inc., ADR (Cayman Islands)*(a)	10,300	4,235,669
Expedia, Inc.*	495,700	12,744,447
Google, Inc. (Class A Stock)*	78,700	48,792,426

		93,651,408

Machinery — 0.9%
Rockwell Automation, Inc.	180,100	8,461,098

Media — 1.2%
Walt Disney Co. (The)	330,000	10,642,500

Medical Supplies & Equipment — 1.0%
Stryker Corp.	183,300	9,232,821

Metal Fabricate/Hardware — 0.9%
Precision Castparts Corp.	69,300	7,647,255

Oil, Gas & Consumable Fuels — 5.5%
EOG Resources, Inc.	151,400	14,731,220
Petroleo Brasileiro SA, ADR (Brazil)	159,700	6,769,683
Schlumberger Ltd. (Netherlands)	289,900	18,869,591
Suncor Energy, Inc. (Canada)	260,200	9,187,662

		49,558,156

Pharmaceuticals — 4.8%
Allergan, Inc.	211,900	13,351,819
Medco Health Solutions, Inc.*	468,600	29,948,226

		43,300,045

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Retail & Merchandising — 10.5%
Bed Bath & Beyond, Inc.*(a)	278,200	$10,746,866
Danaher Corp.	424,500	31,922,400
Kohl’s Corp.	146,900	7,922,317
Lowe’s Cos., Inc.	457,000	10,689,230
Starbucks Corp.*(a)	392,300	9,046,438
Wal-Mart Stores, Inc.	443,900	23,726,455

		94,053,706

Semiconductors — 2.8%
ASML Holding NV (Netherlands)(a)	292,806	9,981,757
First Solar, Inc.*(a)	25,100	3,398,540
Xilinx, Inc.(a)	464,300	11,635,358

		25,015,655

Semiconductors & Semiconductor Equipment — 3.2%
Broadcom Corp. (Class A Stock)*(a)	288,200	9,063,890
Marvell Technology Group Ltd. (Bermuda)*	965,300	20,029,975

		29,093,865

Telecommunications — 4.8%
American Tower Corp. (Class A Stock)*	634,000	27,395,140
Crown Castle International Corp.*	407,755	15,918,755

		43,313,895

TOTAL LONG-TERM INVESTMENTS
(cost $707,047,150)		878,658,362

SHORT-TERM INVESTMENTS — 12.7%

COMMON STOCK
Reserve Investment Fund
(cost $1,023)	2,922	2,922

AFFILIATED MONEY MARKET MUTUAL FUND — 12.7%
Dryden Core Investment Fund – Taxable Money Market Series (cost $114,837,270; includes $97,701,862 of cash collateral for securities on loan)(b)(w) (Note 4)	114,837,270	114,837,270

TOTAL SHORT-TERM INVESTMENTS
(cost $114,838,293)		114,840,192

TOTAL INVESTMENTS — 110.3%
(cost $821,885,443)		993,498,554
Liabilities in excess of other assets — (10.3)%		(93,103,792)

NET ASSETS — 100.0%		$900,394,762

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $94,220,103; cash collateral of $97,701,862 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$878,661,284	$—	$—
Affiliated Money Market Mutual Fund	114,837,270	—	—

	$993,498,554	$—	$—
Other Financial Instruments*	—	—	—

Total	$993,498,554	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (10.9% represents investments purchased with collateral from securities on loan)	12.7%
Retail & Merchandising	10.5
Internet Services	10.4
Computer Hardware	8.1
Communication Equipment	6.2
Oil, Gas & Consumable Fuels	5.5
Computer Services & Software	4.9
Telecommunications	4.8
Pharmaceuticals	4.8
Biotechnology	4.0
Financial Services	3.8
Business Services	3.4
Hotels, Restaurants & Leisure	3.3
Semiconductors & Semiconductor Equipment	3.2
Semiconductors	2.8
Financial – Bank & Trust	2.7
Chemicals	2.4
Commercial Banks	2.0
Healthcare Products	1.8
Air Freight & Logistics	1.7
Beverages	1.7
Commercial Services & Supplies	1.3
Media	1.2
Banks	1.1
Consumer Products & Services	1.1
Medical Supplies & Equipment	1.0
Machinery	0.9
Metal Fabricate/Hardware	0.9
Engineering/Construction	0.8
Automotive Parts	0.7
Electrical Equipment	0.4
Distribution/Wholesale	0.2

110.3
Liabilities in excess of other assets	(10.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $94,220,103:
Unaffiliated investments (cost $707,048,173)	$878,661,284
Affiliated investments (cost $114,837,270)	114,837,270
Cash	1,723,513
Receivable for investments sold	6,828,837
Receivable for fund share sold	3,217,914
Dividends and interest receivable	569,500
Prepaid expenses	9,245

Total Assets	1,005,847,563

LIABILITIES:
Payable for broker for collateral for securities on loan	97,701,862
Payable for investments purchased	7,358,023
Advisory fees payable	299,156
Accrued expenses and other liabilities	63,043
Payable for fund share repurchased	23,441
Shareholder servicing fees payable	4,641
Deferred trustees’ fees	1,723
Affiliated transfer agent fee payable	912

Total Liabilities	105,452,801

NET ASSETS	$900,394,762

Net assets were comprised of:
Paid-in capital	$1,214,997,659
Retained earnings	(314,602,897)

Net assets, December 31, 2009	$900,394,762

Net asset value and redemption price per share, $900,394,762 / 84,250,219 outstanding shares of beneficial interest	$10.69

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $57,912 foreign withholding tax)	$6,534,619
Affiliated income from securities lending, net	532,638
Affiliated dividend income	68,207
Unaffiliated interest income	15

7,135,479

EXPENSES
Advisory fees	6,959,327
Shareholder servicing fees and expenses	773,259
Custodian and accounting fees	162,000
Insurance expenses	23,000
Audit fee	18,000
Trustees’ fees	17,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Commitment fee on syndicated credit agreement	10,000
Shareholders’ reports	9,000
Legal fees and expenses	8,000
Loan interest expense (Note 7)	1,158
Miscellaneous	8,162

Total expenses	8,002,906
Less: shareholder servicing fee waiver	(33,249)

Net expenses	7,969,657

NET INVESTMENT LOSS	(834,178)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(106,552,346)
Net change in unrealized appreciation (depreciation) on investments	435,293,261

NET GAIN ON INVESTMENTS	328,740,915

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$327,906,737

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(834,178)	$(1,558,555)
Net realized loss on investment transactions	(106,552,346)	(222,916,495)
Net change in unrealized appreciation (depreciation) on investments	435,293,261	(406,407,184)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	327,906,737	(630,882,234)

DISTRIBUTIONS	—	(2,204,033)

FUND SHARE TRANSACTIONS:
Fund share sold [58,095,892 and 62,002,503 shares, respectively]	504,895,654	593,573,409
Fund share issued in reinvestment of distributions [0 and 197,796 shares, respectively]	—	2,204,033
Net asset value of shares issued in merger [0 and 6,240,850 shares, respectively]	—	70,412,430
Fund share repurchased [73,555,136 and 151,676,563 shares, respectively]	(627,778,586)	(1,485,641,930)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(122,882,932)	(819,452,058)

TOTAL INCREASE (DECREASE) IN NET ASSETS	205,023,805	(1,452,538,325)
NET ASSETS:
Beginning of year	695,370,957	2,147,909,282

End of year	$900,394,762	$695,370,957

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 96.7%		Value
COMMON STOCKS — 96.7%	Shares	(Note 2)

Chemicals — 5.3%
Air Liquide SA (France)	24,933	$2,965,226
Air Products & Chemicals, Inc.	32,000	2,593,920
Albemarle Corp.	65,000	2,364,050
Monsanto Co.	33,500	2,738,625
Mosaic Co. (The)	48,700	2,908,851
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	129,400	14,039,900
Praxair, Inc.	63,700	5,115,747
Sociedad Quimica y Minera de Chile SA, ADR (Chile)(a)	57,000	2,141,490

		34,867,809

Commercial Services — 1.1%
Total SA, ADR (France)	117,154	7,502,542

Construction — 4.8%
China Railway Construction Corp. (Class H Stock) (China)	1,622,000	2,066,839
Fluor Corp.	83,600	3,765,344
Foster Wheeler AG (Switzerland)*	281,660	8,292,070
McDermott International, Inc. (Panama)*	337,400	8,100,974
Technip SA (France)	124,763	8,777,893

		31,003,120

Energy Services — 4.9%
Calpine Corp.*(a)	563,600	6,199,600
Duke Energy Corp.(a)	100,700	1,733,047
Edison International	24,200	841,676
NRG Energy, Inc.*	257,100	6,070,131
Peabody Energy Corp.	377,000	17,044,170

		31,888,624

Exploration & Production — 5.8%
Devon Energy Corp.	122,714	9,019,479
Encore Acquisition Co.*	44,300	2,127,286
Murphy Oil Corp.	192,000	10,406,400
Nexen, Inc. (Canada)	100,700	2,409,751
Royal Dutch Shell PLC, ADR (United Kingdom)(a)	233,675	14,046,204

		38,009,120

Gas Transmission & Distribution — 0.6%
Spectra Energy Corp.	192,700	3,952,277

Integrated Petroleum — 7.6%
Baker Hughes, Inc.(a)	207,700	8,407,696
BP PLC, ADR (United Kingdom)(a)	255,122	14,789,422
Chevron Corp.	92,156	7,095,090
Eni SpA, ADR (Italy)	108,362	5,484,201
Exxon Mobil Corp.	139,950	9,543,191
Lukoil, ADR (Russia)(a)	70,190	3,958,716

		49,278,316

Machinery & Equipment — 2.5%
Bucyrus International, Inc.	89,900	5,067,663
Deere & Co.	124,100	6,712,569
Joy Global, Inc.	83,000	4,281,970

		16,062,202

Metals & Mining — 18.4%
Agnico-Eagle Mines Ltd. (Canada)(a)	211,600	11,426,400
Arch Coal, Inc.(a)	412,800	9,184,800
Barrick Gold Corp. (Canada)(a)	172,000	6,773,360
BHP Billiton Ltd. (Australia)	359,417	13,753,674
CONSOL Energy, Inc.	338,500	16,857,300
Eldorado Gold Corp. (Canada)*(a)	572,000	8,105,240
Eurasian Natural Resources Corp. (United Kingdom)	132,319	1,938,144
Franco-Nevada Corp. (Canada)	219,100	5,886,800
Freeport-McMoRan Copper & Gold, Inc.	157,303	12,629,858
Fresnillo PLC (United Kingdom)	59,600	757,036
Massey Energy Co.	22,000	924,220
Rio Tinto Ltd. (Australia)	112,502	7,510,030
United States Steel Corp.(a)	48,400	2,667,808
Vale SA, ADR (Brazil)(a)	516,700	14,999,801
Vulcan Materials Co.(a)	50,500	2,659,835
Walter Energy, Inc.	50,800	3,825,748

		119,900,054

Oil & Gas — 23.0%
Bill Barrett Corp.*	73,300	2,280,363
Cobalt International Energy, Inc.*	186,600	2,582,544
Concho Resources, Inc.*	31,200	1,400,880
Diamond Offshore Drilling, Inc.(a)	207,600	20,431,992
Gazprom OAO, ADR (Russia)	522,899	13,333,925
Halliburton Co.	142,000	4,272,780
Hess Corp.	39,300	2,377,650
Nabors Industries Ltd. (Bermuda)*(a)	76,800	1,681,152
National Oilwell Varco, Inc.	53,202	2,345,676
Noble Corp. (Switzerland)	197,700	8,046,390
NovaTek OAO, GDR (Russia)	47,812	3,155,592
Petroleo Brasileiro SA, ADR (Brazil)	277,100	11,746,269
Rosneft Oil Co., GDR (Russia)*	193,298	1,627,569
Schlumberger Ltd. (Netherlands)	369,500	24,050,755
Southwestern Energy Co.*	257,900	12,430,780
Statoil ASA (Norway)	147,850	3,687,323
Subsea 7, Inc. (Cayman Islands)*	222,100	3,677,621
Suncor Energy, Inc. (Canada)	195,100	6,888,981
Transocean Ltd. (Switzerland)*	116,994	9,687,103
Trican Well Service Ltd. (Canada)	390,100	5,244,352
Williams Cos., Inc. (The)	314,300	6,625,444
Woodside Petroleum Ltd. (Australia)	55,486	2,339,958

		149,915,099

Oil Field Equipment & Services — 4.1%
Cameron International Corp.*	633,000	26,459,400

Paper & Forest Products — 0.9%
International Paper Co.	124,200	3,326,076
Weyerhaeuser Co.	63,071	2,720,883

		6,046,959

Petroleum Exploration & Production — 14.6%
Anadarko Petroleum Corp.	80,600	5,031,052
BG Group PLC (United Kingdom)	396,013	7,150,509
BJ Services Co.	485,800	9,035,880
SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Petroleum Exploration & Production (cont’d.)
Canadian Natural Resources Ltd. (Canada)	253,800	$18,260,910
EOG Resources, Inc.	165,200	16,073,960
FMC Technologies, Inc.*(a)	154,500	8,936,280
Newfield Exploration Co.*	114,700	5,531,981
Smith International, Inc.(a)	427,581	11,617,376
Ultra Petroleum Corp. (Canada)*	105,400	5,255,244
XTO Energy, Inc.	185,370	8,625,266

		95,518,458

Railroads — 0.2%
Burlington Northern Santa Fe Corp.	15,600	1,538,472

Real Estate Investment Trusts — 0.6%
AMB Property Corp.(a)	39,500	1,009,225
Boston Properties, Inc.	12,100	811,547
Camden Property Trust(a)	30,800	1,304,996
Simon Property Group, Inc.(a)	7,363	587,568

		3,713,336

Steel Producers — 0.3%
Tenaris SA, ADR (Luxembourg)(a)	45,800	1,953,370

Telecommunications — 1.2%
Quanta Services, Inc.*	378,896	7,896,193

Utilities — 0.8%
Exelon Corp.	41,900	2,047,653
RRI Energy, Inc.*	596,200	3,410,264

		5,457,917

TOTAL COMMON STOCKS
(cost $671,500,738)		630,963,268

	Units

WARRANTS*
Metals & Mining
Agnico-Eagle Mines Ltd., expiring 12/02/13 (Canada)	4,650	98,766
Franco-Nevada Corp., expiring 6/16/17 (Canada)	5,250	34,637

TOTAL WARRANTS
(cost $44,139)		133,403

TOTAL LONG-TERM INVESTMENTS
(cost $671,544,877)		631,096,671

SHORT-TERM INVESTMENTS — 21.5%

	Shares

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $140,155,911; includes $117,136,261 of cash collateral for securities on loan)(b)(w) (Note 4)	140,155,911	140,155,911

TOTAL INVESTMENTS(o) — 118.2%
(cost $811,700,788)		771,252,582
Liabilities in excess of other assets — (18.2)%		(118,763,627)

NET ASSETS — 100.0%		$652,488,955

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $113,729,932; cash collateral of $117,136,261 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2009, 12 securities representing $54,723,019 and 8.4% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$576,339,015	$54,624,253	$—
Warrants	34,637	—	98,766
Affiliated Money Market Mutual Fund	140,155,911	—	—

	$716,529,563	$54,624,253	$98,766
Other Financial Instruments*	—	—	—

Total	$716,529,563	$54,624,253	$98,766

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Warrants

Balance as of 12/31/08	$453,501	$74,977
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	23,789
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	(453,501)	—

Balance as of 12/31/09	$—	$98,766

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Oil & Gas	23.0%
Affiliated Money Market Mutual Fund (18.0% represents investments purchased with collateral from securities on loan)	21.5
Metals & Mining	18.4
Petroleum Exploration & Production	14.6
Integrated Petroleum	7.6
Exploration & Production	5.8
Chemicals	5.3
Energy Services	4.9
Construction	4.8
Oil Field Equipment & Services	4.1
Machinery & Equipment	2.5
Telecommunications	1.2
Commercial Services	1.1
Paper & Forest Products	0.9
Utilities	0.8
Gas Transmission & Distribution	0.6
Real Estate Investment Trusts	0.6
Steel Producers	0.3
Railroads	0.2

118.2
Liabilities in excess of other assets	(18.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Equity contracts	Unaffiliated investments	$133,403	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Warrants

Equity contracts	$—

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Warrants

Equity contracts	$37,537

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $113,729,932:
Unaffiliated investments (cost $671,544,877)	$631,096,671
Affiliated investments (cost $140,155,911)	140,155,911
Cash	3,011,222
Foreign currency, at value (cost $17,567)	17,070
Dividends receivable	405,275
Receivable for fund share sold	285,837
Tax reclaim receivable	108,876
Prepaid expenses	5,403

Total Assets	775,086,265

LIABILITIES:
Payable to broker for collateral for securities on loan	117,136,261
Payable for investments purchased	3,482,068
Payable for fund share repurchased	1,639,926
Advisory fees payable	274,502
Accrued expenses and other liabilities	60,137
Shareholder servicing fees payable	3,504
Affiliated transfer agent fee payable	912

Total Liabilities	122,597,310

NET ASSETS	$652,488,955

Net assets were comprised of:
Paid-in capital	$747,183,373
Retained earnings	(94,694,418)

Net assets, December 31, 2009	$652,488,955

Net asset value and redemption price per share, $652,488,955 / 34,629,286 outstanding shares of beneficial interest	$18.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $453,921 foreign withholding tax)	$7,101,980
Affiliated income from securities lending, net	211,989
Affiliated dividend income	91,423

7,405,392

EXPENSES
Advisory fees	3,563,728
Shareholder servicing fees and expenses	394,191
Custodian and accounting fees	122,000
Audit fee	27,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Insurance expenses	13,000
Trustees’ fees	12,000
Shareholders’ reports	12,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	7,895

Total expenses	4,175,814

NET INVESTMENT INCOME	3,229,578

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(55,245,697)
Foreign currency transactions	(226,782)

(55,472,479)

Net change in unrealized appreciation (depreciation) on:
Investments	204,340,940
Foreign currencies	3,661

204,344,601

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	148,872,122

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$152,101,700

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$3,229,578	$5,244,441
Net realized gain (loss) on investment and foreign currency transactions	(55,472,479)	112,819,151
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	204,344,601	(502,354,936)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	152,101,700	(384,291,344)

DISTRIBUTIONS	(118,636,469)	(89,301,055)

FUND SHARE TRANSACTIONS:
Fund share sold [17,216,164 and 11,870,396 shares, respectively]	316,902,640	426,138,547
Fund share issued in reinvestment of distributions [7,185,734 and 2,209,328 shares, respectively]	118,636,469	89,301,055
Fund share repurchased [4,897,869 and 26,097,413 shares, respectively]	(88,202,612)	(824,499,858)

INCREASE(DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	347,336,497	(309,060,256)

TOTAL INCREASE (DECREASE) IN NET ASSETS	380,801,728	(782,652,655)
NET ASSETS:
Beginning of year	271,687,227	1,054,339,882

End of year	$652,488,955	$271,687,227

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST UBS DYNAMIC ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 86.4%		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 0.5%
Interpublic Group of Cos., Inc.*	475,800	$3,511,404
Omnicom Group, Inc.	107,900	4,224,285

		7,735,689

Aerospace & Defense — 1.0%
BAE Systems PLC (United Kingdom)	231,633	1,340,616
General Dynamics Corp.	157,800	10,757,226
United Technologies Corp.	68,800	4,775,408

		16,873,250

Agriculture — 0.1%
Golden Agri-Resources Ltd. (Mauritius)*	3,311,000	1,193,160

Airlines — 0.4%
British Airways PLC (United Kingdom)*	1,111,436	3,342,794
Southwest Airlines Co.	277,200	3,168,396

		6,511,190

Auto Parts & Equipment — 0.4%
Compagnie Generale des Etablissements Michelin (Class B Stock) (France)	30,073	2,303,254
JTEKT Corp. (Japan)	146,000	1,877,812
Toyoda Gosei Co. Ltd. (Japan)	81,200	2,459,878

		6,640,944

Automobile Manufacturers — 0.5%
Daimler AG (Germany)	81,231	4,326,656
Toyota Motor Corp. (Japan)	91,500	3,857,728

		8,184,384

Automotive Parts — 0.8%
BorgWarner, Inc.	109,300	3,630,946
O’Reilly Automotive, Inc.*	94,100	3,587,092
PACCAR, Inc.	157,900	5,727,033
Tomkins PLC (United Kingdom)	420,531	1,306,809

		14,251,880

Banks — 1.6%
Bank of America Corp.	296,100	4,459,266
Credit Suisse Group AG (Switzerland)	44,705	2,214,747
Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	1,600,000	1,317,702
Jyske Bank A/S (Denmark)*	30,157	1,169,773
Marfin Popular Bank Public Co. Ltd. (Cyprus)	249,486	809,491
National Australia Bank Ltd. (Australia)	99,113	2,418,756
Nordea Bank AB (Sweden)	503,708	5,103,574
Standard Chartered PLC (United Kingdom)	362,034	9,139,857

		26,633,166

Beverages — 1.7%
Anheuser-Busch InBev NV (Belgium)	165,120	8,547,785
Central European Distribution Corp.*	135,200	3,841,032
Heineken NV (Netherlands)	172,819	8,204,319
PepsiCo, Inc.	116,300	7,071,040
Remy Cointreau SA (France)	21,667	1,102,121

		28,766,297

Biotechnology — 0.7%
Amgen, Inc.*	72,200	4,084,354
Talecris Biotherapeutics Holdings Corp.*	320,482	7,137,134

		11,221,488

Broadcasting — 0.1%
British Sky Broadcasting Group PLC (United Kingdom)	213,270	1,926,425
ITV PLC (United Kingdom)*	684,650	576,901

		2,503,326

Building Materials — 0.6%
Asahi Glass Co. Ltd. (Japan)	318,000	3,024,839
Cie de Saint-Gobain (France)	50,738	2,752,347
CRH PLC (Ireland)	138,914	3,776,988

		9,554,174

Business Services — 0.1%
LKQ Corp.*	102,100	2,000,139

Cable Television — 0.5%
Comcast Corp. (Class A Stock)	478,200	8,062,452

Chemicals — 3.1%
Air Products & Chemicals, Inc.	16,400	1,329,384
Ecolab, Inc.	69,200	3,084,936
Givaudan SA (Switzerland)	7,316	5,854,009
Henkel AG & Co. KGaA (PRFC Shares) (Germany)	162,340	8,524,967
Incitec Pivot Ltd. (Australia)	1,291,844	4,086,254
Monsanto Co.	157,800	12,900,150
Praxair, Inc.	101,700	8,167,527
Sherwin-Williams Co. (The)	99,100	6,109,515
Shin-Etsu Chemical Co. Ltd. (Japan)	38,900	2,196,230
Yule Catto & Co. PLC (United Kingdom)*	606,239	1,483,135

		53,736,107

Coal — 0.1%
Macarthur Coal Ltd. (Australia)	155,304	1,558,992

Commercial Banks — 0.3%
City National Corp.	38,200	1,741,920
ICICI Bank Ltd., ADR (India)	82,300	3,103,533

		4,845,453

Commercial Services — 0.8%
Monster Worldwide, Inc.*	192,600	3,351,240
Ordina NV (Netherlands)*	158,440	1,138,323
Quanta Services, Inc.*	136,800	2,850,912

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Commercial Services (cont’d.)
Verisk Analytics, Inc. (Class A Stock)*	196,700	$5,956,076

		13,296,551

Computer Hardware — 1.6%
Apple, Inc.*	126,700	26,715,962
Psion PLC (United Kingdom)	613,219	962,606

		27,678,568

Computer Services
Morse PLC (United Kingdom)*	662,123	433,131

Computer Services & Software — 1.9%
Cognizant Technology Solutions Corp. (Class A Stock)*	135,800	6,151,740
Concur Technologies, Inc.*	76,600	3,274,650
Intuit, Inc.*	76,600	2,352,386
Logica PLC (United Kingdom)	1,630,235	2,982,683
MICROS Systems, Inc.*	47,700	1,480,131
salesforce.com, Inc.*	79,600	5,872,092
Seagate Technology (Cayman Islands)	176,400	3,208,716
Solera Holdings, Inc.	124,000	4,465,240
Teradata Corp.*	99,900	3,139,857

		32,927,495

Computers — 0.3%
Research In Motion Ltd. (Canada)*	34,400	2,323,376
STEC, Inc.*	135,300	2,210,802

		4,534,178

Computers & Peripherals — 0.7%
Hewlett-Packard Co.	147,900	7,618,329
NetApp, Inc.*	136,600	4,697,674

		12,316,003

Construction — 0.2%
Taylor Wimpey PLC (United Kingdom)*	5,211,220	3,263,325

Consumer Finance — 0.5%
JPMorgan Chase & Co.	221,300	9,221,571

Consumer Products & Services — 1.0%
Avon Products, Inc.	119,400	3,761,100
IMI PLC (United Kingdom)	265,675	2,216,073
Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	69,900	3,380,364
Procter & Gamble Co. (The)	141,200	8,560,956

		17,918,493

Containers & Packaging — 0.1%
Ball Corp.	36,100	1,866,370

Distribution/Wholesale — 0.7%
Mitsubishi Corp. (Japan)	133,000	3,312,843
Wolseley PLC (United Kingdom)*	436,473	8,736,805

		12,049,648

Diversified Financial Services — 2.4%
Artio Global Investors, Inc.*	117,900	3,005,271
Bank of New York Mellon Corp. (The)	154,809	4,330,008
BlackRock, Inc.	22,700	5,270,940
BM&F BOVESPA SA (Brazil)	181,000	1,273,549
Discover Financial Services	248,831	3,660,304
F&C Asset Management PLC (United Kingdom)	138,195	169,209
KB Financial Group, Inc. (South Korea)*	51,429	2,618,778
MasterCard, Inc. (Class A Stock)	50,200	12,850,196
Morgan Stanley	128,900	3,815,440
Nomura Holdings, Inc. (Japan)	497,400	3,699,002

		40,692,697

Diversified Machinery — 0.2%
Alstom SA (France)	20,949	1,465,085
FLSmidth & Co. A/S (Denmark)	32,654	2,287,601

		3,752,686

Diversified Manufacturing Operations — 0.4%
Illinois Tool Works, Inc.	140,500	6,742,595

Diversified Operations — 0.2%
Parker Hannifin Corp.	75,400	4,062,552

Education — 0.5%
DeVry, Inc.	84,900	4,816,377
Strayer Education, Inc.	18,400	3,909,816

		8,726,193

Electric — 1.3%
American Electric Power Co., Inc.	168,600	5,865,594
Dynegy, Inc. (Class A Stock)*	424,200	767,802
E.ON AG (Germany)	46,061	1,933,366
Exelon Corp.	135,300	6,612,111
FirstEnergy Corp.	86,700	4,027,215
IBERDROLA SA (Spain)	113,720	1,089,750
Pepco Holdings, Inc.	71,600	1,206,460

		21,502,298

Electronic Components — 0.2%
Koninklijke Philips Electronics NV (Netherlands)	92,000	2,708,480
Vestas Wind Systems A/S (Denmark)*	24,454	1,488,828

		4,197,308

Electronic Components & Equipment — 0.8%
Amphenol Corp. (Class A Stock)	104,700	4,835,046
Electrocomponents PLC (United Kingdom)	581,711	1,513,497
Fanuc Ltd. (Japan)	28,600	2,665,578
Nexans S.A. (France)	27,852	2,212,387
Premier Farnell PLC (United Kingdom)	802,785	2,222,880

		13,449,388

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Electronics — 0.4%
Advantest Corp. (Japan)	176,800	$4,605,817
Ibiden Co. Ltd. (Japan)	27,800	997,031
Toshiba Corp. (Japan)*	323,000	1,792,295

		7,395,143

Entertainment — 0.2%
William Hill PLC (United Kingdom)	1,199,945	3,592,412

Entertainment & Leisure — 1.0%
Carnival Corp. (Panama)*	149,800	4,747,162
Carnival PLC (United Kingdom)*	115,533	3,935,992
Entertainment Rights PLC (United Kingdom)*	201,252	—
Ladbrokes PLC (United Kingdom)	397,252	878,929
WMS Industries, Inc.*	200,400	8,016,000

		17,578,083

Environmental Control — 0.2%
Tetra Tech, Inc.*	155,400	4,222,218

Financial – Bank & Trust — 4.3%
Banco Santander SA (Spain)	618,404	10,218,910
Barclays PLC (United Kingdom)	1,877,622	8,273,650
BNP Paribas (France)	114,108	9,050,813
Deutsche Post AG (Germany)	315,669	6,100,868
HSBC Holdings PLC (United Kingdom)	1,108,916	12,650,870
IntercontinentalExchange, Inc.*	62,000	6,962,600
Intesa Sanpaolo SpA (Italy)*	240,976	1,084,397
Lloyds Banking Group PLC (United Kingdom)*	6,719,934	5,406,707
National Bank of Greece SA (Greece)*	17,809	457,546
Royal Bank of Scotland Group PLC (United Kingdom)*	3,152,442	1,463,392
Societe Generale (France)	41,299	2,869,459
Wells Fargo & Co.	321,200	8,669,188

		73,208,400

Financial – Brokerage — 1.1%
TD Ameritrade Holding Corp.*	219,900	4,261,662
Visa, Inc. (Class A Stock)	163,381	14,289,302

		18,550,964

Financial Services — 0.8%
3i Group PLC (United Kingdom)	336,538	1,523,731
Cattles PLC (United Kingdom)*(g)	660,060	—
CME Group, Inc.	27,100	9,104,245
GAM Holding Ltd. (Switzerland)	58,503	708,417
Itau Unibanco Holding SA, ADR (Brazil)	79,630	1,818,749

		13,155,142

Food — 2.6%
Associated British Foods PLC (United Kingdom)	205,995	2,730,935
Cadbury PLC (United Kingdom)	100,135	1,287,494
Flowers Foods, Inc.	55,500	1,318,680
Kellogg Co.	104,700	5,570,040
Nestle SA (Switzerland)	319,167	15,490,334
Sysco Corp.	87,500	2,444,750
TreeHouse Foods, Inc.*	60,600	2,354,916
Unilever PLC (United Kingdom)	393,836	12,624,531

		43,821,680

Food & Beverage — 0.1%
Northern Foods PLC (United Kingdom)	1,299,888	1,394,285

Healthcare Equipment & Supplies — 1.9%
Alcon, Inc. (Switzerland)	81,100	13,328,785
Covidien PLC (Ireland)	405,400	19,414,606

		32,743,391

Healthcare Products — 0.2%
Nobel Biocare Holding AG (Switzerland)	127,384	4,269,289

Healthcare Services — 0.8%
DaVita, Inc.*	63,800	3,747,612
Fresenius Medical Care AG & Co KGaA, ADR (Germany)	31,700	1,680,417
Genzyme Corp.*	51,400	2,519,114
UnitedHealth Group, Inc.	195,000	5,943,600

		13,890,743

Holding Companies – Diversified — 0.1%
GEA Group AG (Germany)	97,563	2,173,313

Home Builders — 0.2%
Gafisa SA (Brazil)	159,000	2,579,070

Hotels, Restaurants & Leisure — 1.0%
International Game Technology	388,700	7,295,899
McDonald’s Corp.	154,700	9,659,468

		16,955,367

Household Products — 1.1%
Colgate-Palmolive Co.	65,900	5,413,685
Fortune Brands, Inc.	120,500	5,205,600
Hunter Douglas NV (Netherlands)	28,351	1,385,981
Reckitt Benckiser Group PLC (United Kingdom)	56,680	3,068,089
Scotts Miracle-Gro Co. (The) (Class A Stock)	77,300	3,038,663

		18,112,018

Industrial Products — 0.1%
EnergySolutions, Inc.	296,300	2,515,587

Insurance — 3.1%
ACE Ltd. (Switzerland)*	58,700	2,958,480
Aflac, Inc.	116,200	5,374,250
Allianz SE (Germany)	15,697	1,945,799
AMP Ltd. (Australia)	876,152	5,292,244
Aviva PLC (United Kingdom)	315,319	2,005,787
AXA SA (France)	88,110	2,068,732
China Life Insurance Co. Ltd. (Class H Stock) (China)	952,000	4,658,397

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Insurance (cont’d.)
Principal Financial Group, Inc.	193,100	$4,642,124
Prudential PLC (United Kingdom)	1,475,509	15,103,669
Resolution Ltd. (Guernsey)*	1,718,765	2,482,996
Sampo Oyj (Class A Stock) (Finland)	133,831	3,260,118
Zurich Financial Services AG (Switzerland)	14,994	3,278,044

		53,070,640

Internet Services — 2.4%
Amazon.com, Inc.*	93,000	12,510,360
F5 Networks, Inc.*	21,300	1,128,474
Google, Inc. (Class A Stock)*	26,700	16,553,466
Monitise PLC (United Kingdom)*	2,864,815	798,198
NetFlix, Inc.*	13,985	771,133
priceline.com, Inc.*	24,900	5,440,650
Tencent Holdings Ltd. (Cayman Islands)	121,300	2,623,442
United Internet AG (Germany)*	91,287	1,202,990

		41,028,713

Iron/Steel — 0.1%
Evraz Group SA, GDR (Russia)*	31,809	898,604
Shougang Concord International Enterprises Co. Ltd. (Hong Kong)	2,956,000	733,365

		1,631,969

Lodging — 0.1%
Shangri-La Asia Ltd. (Bermuda)	858,000	1,607,535

Machinery — 0.2%
SPX Corp.	48,400	2,647,480

Machinery & Equipment — 1.1%
Bucyrus International, Inc.	62,900	3,545,673
Joy Global, Inc.	24,800	1,279,432
Komatsu Ltd. (Japan)	136,700	2,861,701
Pall Corp.	99,200	3,591,040
Regal-Beloit Corp.	145,500	7,557,270

		18,835,116

Media — 1.2%
Gestevision Telecinco SA (Spain)	134,991	1,963,468
Pearson PLC (United Kingdom)	428,234	6,139,995
Sky Deutschland AG (Germany)*	306,871	1,003,216
STV Group PLC (United Kingdom)*	157,713	131,190
Time Warner Cable, Inc.	126,600	5,239,974
Viacom, Inc. (Class B Stock)*	141,300	4,200,849
Wolters Kluwer NV (Netherlands)	57,038	1,247,403

		19,926,095

Medical – Drugs — 1.1%
Allergan, Inc.	297,500	18,745,475
Medical Supplies & Equipment — 1.5%
C.R. Bard, Inc.	54,800	4,268,920
Henry Schein, Inc.*	33,500	1,762,100
Immucor, Inc.*	110,700	2,240,568
Medtronic, Inc.	165,300	7,269,894
Qiagen NV (Netherlands)*	57,300	1,278,936
Thermo Fisher Scientific, Inc.*	52,300	2,494,187
Zimmer Holdings, Inc.*	111,000	6,561,210

		25,875,815

Metal Fabricate/Hardware — 0.2%
Vallourec SA (France)	14,843	2,685,373

Metals & Mining — 2.7%
Anglo American PLC (United Kingdom)*	338,533	14,661,010
ArcelorMittal (Luxembourg)	35,054	1,602,186
Assa Abloy Ab (Sweden)	390,037	7,514,065
China Zhongwang Holdings Ltd. (Cayman Islands)*	163,600	130,314
Peabody Energy Corp.	82,100	3,711,741
Rio Tinto PLC (United Kingdom)	246,861	13,329,657
Xstrata PLC (United Kingdom)*	304,332	5,428,079

		46,377,052

Mining — 0.9%
Antofagasta PLC (United Kingdom)	178,458	2,838,830
BHP Billiton Ltd. (Australia)	178,094	6,815,056
Lundin Mining Corp. (Canada)*	573,600	2,358,349
New World Resources NV (Netherlands)	132,602	1,194,243
Teck Resources Ltd. (Class B Stock) (Canada)*	66,200	2,330,625

		15,537,103

Office Equipment — 0.2%
Canon, Inc. (Japan)	84,400	3,590,247

Oil & Gas — 7.7%
Baker Hughes, Inc.	119,200	4,825,216
BP PLC (United Kingdom)	2,627,321	25,369,828
Centrica PLC (United Kingdom)	1,429,942	6,476,980
Chevron Corp.	99,000	7,622,010
ENI SpA (Italy)	293,085	7,463,637
EOG Resources, Inc.	66,100	6,431,530
Exxon Mobil Corp.	96,400	6,573,516
Gazprom OAO (Russia)	108,247	2,770,041
Marathon Oil Corp.	126,500	3,949,330
National Oilwell Varco, Inc.	27,600	1,216,884
Newfield Exploration Co.*	72,400	3,491,852
Noble Corp. (Switzerland)	64,700	2,633,290
Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	842,184	24,527,064
Schlumberger Ltd. (Netherlands)	34,100	2,219,569
Seadrill Ltd. (Bermuda)	89,900	2,287,317
Southwestern Energy Co.*	260,700	12,565,740
Suncor Energy, Inc. (Canada)	95,700	3,379,167
Total SA, ADR (France)	13,700	877,348
Tullow Oil PLC (United Kingdom)	122,424	2,568,503
Ultra Petroleum Corp. (Canada)*	103,500	5,160,510

		132,409,332

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil & Gas Equipment & Services — 0.4%
John Wood Group PLC (United Kingdom)	171,902	$854,077
Williams Cos., Inc. (The)	247,900	5,225,732

		6,079,809

Oil & Gas Exploration/Production — 0.3%
Continental Resources, Inc.*	119,100	5,108,199

Oil & Gas Services — 0.2%
Subsea 7, Inc. (Cayman Islands)*	209,600	3,470,641

Oil, Gas & Consumable Fuels — 0.7%
BG Group PLC (United Kingdom)	229,768	4,148,748
Hess Corp.	72,600	4,392,300
Saipem SpA (Italy)	88,335	3,048,477

		11,589,525

Pharmaceuticals — 4.7%
AstraZeneca PLC (United Kingdom)	109,826	5,161,509
BioMarin Pharmaceutical, Inc.*	97,600	1,835,856
Express Scripts, Inc.*	152,300	13,166,335
GlaxoSmithKline PLC (United Kingdom)	1,196,597	25,374,857
Medco Health Solutions, Inc.*	41,600	2,658,656
Merck & Co., Inc.	152,800	5,583,312
Millipore Corp.*	29,100	2,105,385
Novartis AG (Switzerland)	85,215	4,653,527
Novo Nordisk A/S (Class B Stock) (Denmark)	19,614	1,252,191
Pfizer, Inc.	487,300	8,863,987
Roche Holding AG-Bearer (Switzerland)	9,818	1,679,004
Roche Holding AG-Genusschein (Switzerland)	20,854	3,653,009
Sanofi-Aventis SA (France)	61,762	4,857,134

		80,844,762

Printing & Publishing — 0.4%
Daily Mail & General Trust PLC (United Kingdom)	391,937	2,634,236
Reed Elsevier PLC (United Kingdom)	557,221	4,574,522

		7,208,758

Real Estate — 0.6%
China Resources Land Ltd. (Cayman Islands)	512,000	1,152,488
Mitsui Fudosan Co. Ltd. (Japan)	129,000	2,181,161
Regus PLC (United Kingdom)	1,070,899	1,581,645
Sino Land Co. Ltd. (Hong Kong)	682,000	1,312,999
Sun Hung Kai Properties Ltd. (Hong Kong)	86,000	1,278,744
Tokyu Land Corp. (Japan)	533,000	1,979,911

		9,486,948

Real Estate Investment Trust — 0.1%
Digital Realty Trust, Inc.	36,400	1,830,192

Retail — 1.3%
Dick’s Sporting Goods, Inc.*	78,300	1,947,321
Dollar General Corp.*	46,300	1,038,509
Industria de Diseno Textil SA (Spain)	39,797	2,485,419
Lowe’s Cos., Inc.	152,000	3,555,280
Swatch Group AG (The) (Switzerland)	67,670	3,221,076
Wal-Mart Stores, Inc.	181,100	9,679,795

		21,927,400

Retail & Merchandising — 1.5%
Aberdeen Asset Management PLC (United Kingdom)	91,770	197,195
Belle International Holdings Ltd. (Cayman Islands)	2,849,000	3,300,484
DSG International PLC (United Kingdom)*	7,181,653	4,209,141
GameStop Corp. (Class A Stock)*	87,000	1,908,780
HMV Group PLC (United Kingdom)	1,630,919	2,440,789
Home Retail Group PLC (United Kingdom)	691,322	3,135,467
Kingfisher PLC (United Kingdom)	517,252	1,904,109
MSC Industrial Direct Co., Inc. (Class A stock)	91,900	4,319,300
PPR (France)	13,030	1,564,056
Urban Outfitters, Inc.*	95,800	3,352,042

		26,331,363

Semiconductors — 0.9%
ASML Holding NV (Netherlands)	64,924	2,216,621
ASML Holding NV, ADR (Netherlands)	46,200	1,574,958
Intersil Corp. (Class A Stock)	116,400	1,785,576
Marvell Technology Group Ltd. (Bermuda)*	164,300	3,409,225
Soitec (France)*	176,349	2,515,784
Stmicroelectronics NV (Netherlands)	257,505	2,353,960
Sumco Corp. (Japan)	118,200	2,088,642

		15,944,766

Semiconductors & Semiconductor Equipment — 0.7%
Atmel Corp.*	857,200	3,951,692
Broadcom Corp. (Class A Stock)*	134,100	4,217,445
KLA-Tencor Corp.	79,800	2,885,568
National Semiconductor Corp.	108,000	1,658,880

		12,713,585

Software — 2.9%
Activision Blizzard, Inc.*	87,900	976,569
Adobe Systems, Inc.*	149,600	5,502,288
Autodesk, Inc.*	169,700	4,312,077
Autonomy Corp. PLC (United Kingdom)*	99,934	2,426,834
Microsoft Corp.	344,900	10,516,001
MSCI, Inc. (Class A Stock)*	126,700	4,029,060
Oracle Corp.	222,300	5,455,242
Red Hat, Inc.*	29,438	909,634
Sage Group PLC (The) (United Kingdom)	2,468,261	8,740,727
SolarWinds, Inc.*	93,100	2,142,231
VMware, Inc. (Class A Stock)*	118,100	5,005,078

		50,015,741

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Telecommunications — 3.1%
American Tower Corp. (Class A Stock)*	147,000	$6,351,870
AT&T, Inc.	189,600	5,314,488
Cisco Systems, Inc.*	448,300	10,732,302
Nokia Oyj (Finland)	387,309	5,007,898
QUALCOMM, Inc.	380,700	17,611,182
SBA Communications Corp. (Class A Stock)*	66,500	2,271,640
Telefonica SA (Spain)	161,918	4,531,926
Telenor ASA (Norway)*	99,000	1,383,000

		53,204,306

Transportation — 1.5%
FedEx Corp.	99,900	8,336,655
FirstGroup PLC (United Kingdom)	438,412	2,999,017
Ryder System, Inc.	74,200	3,054,814
Stagecoach Group PLC (United Kingdom)	941,222	2,560,579
Union Pacific Corp.	148,100	9,463,590

		26,414,655

Transportation Services — 0.3%
TNT NV (Netherlands)	139,922	4,298,887

Wireless Telecommunication Services — 1.9%
Vodafone Group PLC (United Kingdom)	13,855,786	32,085,951

TOTAL LONG-TERM INVESTMENTS
(cost $1,216,486,031)		1,477,583,679

SHORT-TERM INVESTMENT — 6.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series(w)
(cost $113,379,286) (Note 4)	113,379,286	113,379,286

TOTAL INVESTMENTS(o) — 93.0%
(cost $1,329,865,317)		1,590,962,965
Other assets in excess of liabilities(x) — 7.0%		119,751,393

NET ASSETS — 100.0%		$1,710,714,358

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
PRFC	Preference Shares
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krona
NWD	New Taiwanese Dollar
NZD	New Zealand Dollar
SEK	Swedish Krona
ZAR	South African Rand
*	Non-income producing security.
(g)	Indicates a security that has been deemed illiquid.
(o)	As of December 31, 2009, 154 securities representing $622,689,756 and 36.4% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

(x)
Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate swap, credit default swap and total return swap agreements as follows:

Financial futures contracts open at December 31, 2009:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions:
1,193	10 Year Euro-Bund	Mar 10	$210,600,394	$207,261,881	$(3,338,513)
4	10 Year Swedish	Mar 10	654,701	667,546	12,845
1,012	DJ Euro STOXX 50	Mar 10	41,694,569	43,116,304	1,421,735
273	Hang Seng Index ETS	Jan 10	37,503,787	38,599,356	1,095,569
19	Mini Wheat ASX 200 Index	Mar 10	1,976,749	2,081,709	104,960
53	MSCI Sing Index	Jan 10	2,575,962	2,637,079	61,117
1,118	MSCI Taiwan Index	Jan 10	31,896,540	33,048,080	1,151,540
374	NIKKEI 225	Mar 10	40,598,486	42,325,227	1,726,741
157	S&P/TSX 60 Index	Mar 10	20,206,366	20,740,183	533,817

					2,769,811

Short Positions:
213	10 Year Japanese Bond	Mar 10	318,385,591	319,494,282	(1,108,691)
422	10 Year U.S. Treasury Notes	Mar 10	49,864,157	48,721,219	1,142,938
114	Amsterdam Index	Jan 10	10,517,671	10,965,781	(448,110)
731	CAC40 10 Euro	Jan 10	39,945,726	41,303,905	(1,358,179)
110	DAX Index	Mar 10	23,219,892	23,493,879	(273,987)
2,532	FTSE 100 Index	Mar 10	214,248,425	219,267,961	(5,019,536)
43	IBEX 35 Index	Jan 10	7,258,720	7,350,259	(91,539)
343	OMXS30 Index	Mar 10	4,553,662	4,566,366	(12,704)
473	S&P 500 E-mini	Mar 10	129,743,900	131,340,275	(1,596,375)
2,573	S&P Mid 400 E-mini	Mar 10	179,842,169	186,516,770	(6,674,601)

					(15,440,784)

					$(12,670,973	)(1)

(1)	Cash of $84,437,662 has been segregated to cover requirements for open futures contracts at December 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009:

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Date Payable	Value	(Depreciation)

Japanese Yen,
Expiring 02/23/10	Barclays Capital Fixed, Inc.	JPY	1,435,700	$16,660,536	$15,419,357	$(1,241,179)
Malaysian Ringgit,
Expiring 02/23/10	JPMorgan Securities	MYR	152,798	45,050,565	44,526,492	(524,073)
Mexican Peso,
Expiring 02/23/10	Hong Kong & Shanghai Bank	MXN	744,490	56,907,319	56,552,632	(354,687)
New Taiwanese Dollar,
Expiring 02/23/10	Chase Securities, Inc.	NWD	1,272,700	39,790,527	40,419,856	629,329
Norwegian Krone,
Expiring 02/23/10	Royal Bank of Scotland	NOK	156,900	27,886,888	27,033,998	(852,890)
South African Rand,
Expiring 02/23/10	Hong Kong & Shanghai Bank	ZAR	232,390	30,487,773	31,169,528	681,755
South Korean Won,
Expiring 02/23/10	JPMorgan Securities	KRW	26,204,000	22,570,198	22,466,188	(104,010)
Swedish Krona,
Expiring 02/23/10	State Street	SEK	693,650	100,409,295	96,980,023	(3,429,272)

				$339,763,101	$334,568,074	$(5,195,027)

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Sale Contracts	Counterparty		(000)	Date Receivable	Value	(Depreciation)

Australian Dollar,
Expiring 02/23/10	Royal Bank of Scotland	AUD	90,120	$82,014,611	$80,509,860	$1,504,751
British Pound,
Expiring 02/23/10	Royal Bank of Scotland	GBP	191,075	315,659,747	308,523,267	7,136,480
Canadian Dollar,
Expiring 02/23/10	Barclays Capital Fixed, Inc.	CAD	29,685	28,003,792	28,383,644	(379,852)
Euro,
Expiring 02/23/10	Barclays Capital Fixed, Inc.	EUR	297,560	444,535,940	426,535,203	18,000,737
Expiring 02/23/10	Credit Suisse First Boston Corp.	EUR	6,205	9,190,908	8,894,512	296,396
Hong Kong Dollar,
Expiring 02/23/10	State Street	HKD	132,050	17,048,169	17,037,623	10,546
Japanese Yen,
Expiring 02/23/10	Barclays Capital Fixed, Inc.	JPY	4,110,600	46,358,146	44,147,669	2,210,477
New Zealand Dollar,
Expiring 02/23/10	Royal Bank of Scotland	NZD	133,930	97,873,372	96,860,303	1,013,069
Swiss Franc,
Expiring 02/23/10	Barclays Capital Fixed, Inc.	CHF	105,750	104,602,510	102,261,235	2,341,275

				$1,145,287,195	$1,113,153,316	$32,133,879

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Interest rate swap agreements outstanding at December 31, 2009:

							Upfront
			Notional				Premiums	Unrealized
	Termination		Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date		(000)	Rate	Rate	Value	(Received)	(Depreciation)

JPMorgan Chase Bank(1)	09/01/18	CHF	12,500	3.25%	6 month LIBOR	$(1,038,233)	$6,081	$(1,044,314)
Barclays Bank PLC(1)	08/05/39	JPY	1,200,000	2.17%	6 month LIBOR	62,517	—	62,517
Deutsche Bank AG(1)	04/03/38	JPY	600,000	2.32%	6 month LIBOR	(169,373)	—	(169,373)
JPMorgan Chase Bank(1)	07/31/37	JPY	830,000	2.63%	6 month LIBOR	(851,775)		(851,775)
JPMorgan Chase Bank(1)	07/11/37	JPY	250,000	2.47%	6 month LIBOR	(166,298)	—	(166,298)

						$(2,163,162)	$6,081	$(2,169,243)

(1)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2009:

							Upfront
			Notional				Premiums	Unrealized
	Termination		Amount#	Fixed	Reference Entity/	Fair	Paid	Appreciation
Counterparty	Date		(000)(2)	Rate	Obligation	Value(3)	(Received)	(Depreciation)

Credit default swaps on credit indices – Sell Protection(1)
JPMorgan Chase Bank	06/20/13		$9,570	5.00%	Dow Jones CDX HY-10 5Y Index	$291,459	$(497,864)	$789,323
JPMorgan Chase Bank	12/20/13		13,920	5.00%	Dow Jones CDX HY-11 5Y Index	217,051	(1,766,422)	1,983,473
Deutsche Bank AG	06/20/14		18,800	5.00%	Dow Jones CDX HY-12 5Y Index	157,972	(4,328,243)	4,486,215
Merrill Lynch & Co., Inc.	06/20/14		23,500	5.00%	Dow Jones CDX HY-12 5Y Index	197,465	(4,319,884)	4,517,349
JPMorgan Chase Bank	06/20/13		29,040	1.55%	Dow Jones CDX NA IG 10 5Y	418,667	256,647	162,020
JPMorgan Chase Bank	06/20/13		43,560	1.55%	Dow Jones CDX NA IG 10 5Y	628,001	266,788	361,213
Merrill Lynch & Co., Inc.	06/20/13		7,744	1.55%	Dow Jones CDX NA IG 10 5Y	111,645	153,099	(41,454)
Deutsche Bank AG	06/20/14		64,480	1.00%	Dow Jones CDX NA IG 12 5Y	511,435	(792,137)	1,303,572
Deutsche Bank AG	06/20/14		21,824	1.00%	Dow Jones CDX NA IG 12 5Y	173,101	(90,420)	263,521
Merrill Lynch & Co., Inc.	06/20/14		20,832	1.00%	Dow Jones CDX NA IG 12 5Y	165,233	(640,459)	805,692
Merrill Lynch & Co., Inc.	06/20/14		14,880	1.00%	Dow Jones CDX NA IG 12 5Y	118,024	(386,668)	504,692
Merrill Lynch & Co., Inc.	06/20/14		20,832	1.00%	Dow Jones CDX NA IG 12 5Y	165,233	(222,070)	387,303
Merrill Lynch & Co., Inc.	06/20/14		29,760	1.00%	Dow Jones CDX NA IG 12 5Y	236,046	(298,147)	534,193
JPMorgan Chase Bank	06/20/14		21,500	1.00%	Dow Jones CDX NA IG 13 5Y	147,076	38,232	108,844
Deutsche Bank AG	12/20/14	EUR	15,000	1.00%	iTraxx Europe	1,060,184	258,175	802,009
Deutsche Bank AG	06/20/14	EUR	42,000	1.85%	iTraxx Europe	2,968,515	1,364,876	1,603,639
Deutsche Bank AG	06/20/14	EUR	9,000	1.85%	iTraxx Europe	636,110	529,780	106,330

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Credit default swap agreements outstanding at December 31, 2009 (continued):

							Upfront
			Notional				Premiums	Unrealized
	Termination		Amount#	Fixed	Reference Entity/	Fair	Paid	Appreciation
Counterparty	Date		(000)(2)	Rate	Obligation	Value(3)	(Received)	(Depreciation)

Credit default swaps on credit indices – Sell Protection(1) (cont’d.)
Deutsche Bank AG	06/20/14	EUR	15,000	1.00%	iTraxx Europe	$268,636	$150,402	$118,234
Merrill Lynch & Co., Inc.	06/20/14	EUR	18,000	1.85%	iTraxx Europe	1,272,221	739,538	532,683

						$9,744,074	$(9,584,777)	$19,328,851

The Portfolio entered into credit default swaps as the protection seller on credit indices to take an active short position with respect to the referenced entity’s credit soundness.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Total Return swap agreements outstanding at December 31, 2009:

					Upfront
		Notional			Premiums	Unrealized
	Termination	Amount		Fair	Paid	Appreciation
Counterparty	Date	(000)#	Description	Value	(Received)	(Depreciation)

Deutsche Bank AG	03/28/13	$10,000	Receive total return on UK IPD
			Dec 2012 and pay fixed rate of 7.00%	$(314,877)	$—	$(314,877)
Deutsche Bank AG	03/28/13	5,000	Receive total return on UK IPD
			Dec 2012 and pay fixed rate of 6.75%	(79,594)	—	(79,594)
Deutsche Bank AG	12/31/11	5,000	Receive total return on UK IPD
			Dec 2011 and pay fixed rate of 5.25%	235,730	—	235,730
Deutsche Bank AG	12/31/11	5,000	Receive total return on UK IPD
			Dec 2011 and pay fixed rate of 5.00%	295,054	—	295,054
Deutsche Bank AG	12/31/11	5,000	Receive total return on UK IPD
			Dec 2011 and pay fixed rate of 5.00%	295,054	—	295,054
Deutsche Bank AG	12/31/12	5,000	Receive total return on UK IPD
			Dec 2012 and pay fixed rate of 5.75%	231,784	—	231,784
Deutsche Bank AG	12/31/12	7,000	Receive total return on UK IPD
			Dec 2012 and pay fixed rate of 6.00%	215,515	—	215,515

				$878,666	$—	$878,666

# Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$855,293,923	$622,289,756	$—
Affiliated Money Market Mutual Fund	113,379,286	—	—

	$968,673,209	$622,289,756	$—
Other Financial Instruments*	(12,670,973)	44,098,460	878,666

Total	$956,002,236	$666,388,216	$878,666

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

			Other
	Common Stocks	Corporate Bond	Financial Instruments

Balance as of 12/31/08	$458,472	$4,081,686	$(1,363,692)
Accrued discounts/premiums	—	(522)	—
Realized gain (loss)	(537,434)	(2,331,903)	— **
Change in unrealized appreciation (depreciation)	308,742	3,080,548	2,242,358
Net purchases (sales)	(402,568)	(4,829,809)	—
Transfers in and/or out of Level 3	172,788	—	—

Balance as of 12/31/09	$—	$—	$878,666

**	The realized gain earned during the year for other financial instruments was $1,654,853.

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Oil & Gas	7.7%
Affiliated Money Market Mutual Fund	6.6
Pharmaceuticals	4.7
Financial – Bank & Trust	4.3
Chemicals	3.1
Telecommunications	3.1
Insurance	3.1
Software	2.9
Metals & Mining	2.7
Food	2.6
Internet Services	2.4
Diversified Financial Services	2.4
Computer Services & Software	1.9
Healthcare Equipment & Supplies	1.9
Wireless Telecommunication Services	1.9
Beverages	1.7
Computer Hardware	1.6
Banks	1.6
Transportation	1.5
Retail & Merchandising	1.5
Medical Supplies & Equipment	1.5
Retail	1.3
Electric	1.3
Media	1.2
Machinery & Equipment	1.1
Medical – Drugs	1.1
Financial – Brokerage	1.1
Household Products	1.1
Consumer Products & Services	1.0
Entertainment & Leisure	1.0
Hotels, Restaurants & Leisure	1.0
Aerospace & Defense	1.0
Semiconductors	0.9
Mining	0.9
Automotive Parts	0.8
Healthcare Services	0.8
Electronic Components & Equipment	0.8
Commercial Services	0.8
Financial Services	0.8
Semiconductors & Semiconductor Equipment	0.7
Computers & Peripherals	0.7
Distribution/Wholesale	0.7
Oil, Gas & Consumable Fuels	0.7
Biotechnology	0.7
Building Materials	0.6
Real Estate	0.6
Consumer Finance	0.5
Education	0.5
Automobile Manufacturers	0.5
Cable Television	0.5
Advertising	0.5
Electronics	0.4
Printing & Publishing	0.4
Diversified Manufacturing Operations	0.4
Auto Parts & Equipment	0.4
Airlines	0.4
Oil & Gas Equipment & Services	0.4
Oil & Gas Exploration/Production	0.3
Commercial Banks	0.3
Computers	0.3
Transportation Services	0.3
Healthcare Products	0.2
Environmental Control	0.2
Electronic Components	0.2
Diversified Operations	0.2
Diversified Machinery	0.2
Entertainment	0.2
Office Equipment	0.2
Oil & Gas Services	0.2
Construction	0.2
Metal Fabricate/Hardware	0.2
Machinery	0.2
Home Builders	0.2
Industrial Products	0.1
Broadcasting	0.1
Holding Companies – Diversified	0.1
Business Services	0.1
Containers & Packaging	0.1
Real Estate Investment Trusts	0.1
Iron/Steel	0.1
Lodging	0.1
Coal	0.1
Food & Beverage	0.1
Agriculture	0.1

93.0
Other assets in excess of liabilities	7.0

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair		Balance Sheet	Fair
carried at fair value	Location	Value		Location	Value

Interest rate contracts	Due to broker-variation margin	$1,155,783	*	Due to broker-variation margin	$4,447,204	*
Interest rate contracts	Unrealized appreciation on swap			Unrealized depreciation on swap
	agreements	62,517		agreements	2,231,760
Interest rate contracts	Premiums paid for swap			—
	agreements	6,081			—
Foreign exchange contracts	Unrealized appreciation on foreign			Unrealized depreciation on foreign
	currency forward contracts	33,824,815		currency forward contracts	6,885,963
Credit contracts	Unrealized appreciation on swap			Unrealized depreciation on swap
	agreements	19,370,305		agreements	41,454
Credit contracts	Premiums paid for swap			Premiums paid for swap
	agreements	3,757,537		agreements	13,342,314
Equity contracts	Due to broker-variation margin	6,095,479	*	Due to broker-variation margin	15,475,031	*
Equity contracts	Unrealized appreciation on swap			Unrealized depreciation on swap
	agreements	1,273,137		agreements	394,471

Total		$65,545,654			$42,818,197

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
Derivatives not accounted for as hedging				Currency
instruments, carried at fair value	Rights	Futures	Swaps	Contracts	Total

Interest rate contracts	$—	$(8,815,134)	$2,151,428	$—	$(6,663,706)
Foreign exchange contracts	—	—	—	(51,525,144)	(51,525,144)
Credit contracts	—	—	(30,837,264)	—	(30,837,264)
Equity contracts	346,232	(124,802,045)	(2,146,487)	—	(126,602,300)

Total	$346,232	$(133,617,179)	$(30,832,323)	$(51,525,144)	$(215,628,414)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

				Forward
Derivatives not accounted for as hedging				Currency
instruments, carried at fair value	Rights	Futures	Swaps	Contracts	Total

Interest rate contracts	$—	$5,525,903	$14,206,461	$—	$19,732,364
Foreign exchange contracts	—	—	—	40,775,609	40,775,609
Credit contracts	—	—	63,567,803	—	63,567,803
Equity contracts	345,071	3,088,785	878,666	—	4,312,522

Total	$345,071	$8,614,688	$78,652,930	$40,775,609	$128,388,298

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

			Forward	Forward		Credit	Credit
	Futures	Futures	Currency	Currency	Interest	Default	Default	Total
	Long	Short	Contracts –	Contracts –	Rate	Swaps	Swaps	Return
	Position(1)	Position(1)	Purchased(2)	Sold(3)	Swaps(4)	as buyer(4)	as writer(4)	Swaps(4)

Interest rate contracts	$455,984,658	$780,224,251	$279,048,393	$676,835,018	$134,197,495	$4,200,000	$441,363,863	$12,400,000

(1)	Value at Trade Date.
(2)	Value at Settlement Date Payable.
(3)	Value at Settlement Date Receivable.
(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A366

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,216,486,031)	$1,477,583,679
Affiliated investments (cost $113,379,286)	113,379,286
Deposit with broker	87,437,662
Unrealized appreciation on foreign currency forward contracts	33,824,815
Unrealized appreciation on swap agreements	20,705,959
Premiums paid for swap agreements	3,763,618
Receivable for investments sold	2,950,482
Dividends and interest receivable	1,857,022
Tax reclaim receivable	682,393
Receivable for fund share sold	23,538
Prepaid expenses	11,703

Total Assets	1,742,220,157

LIABILITIES:
Premiums received for swap agreements	13,342,314
Unrealized depreciation on foreign currency forward contracts	6,885,963
Payable to custodian	6,110,411
Unrealized depreciation on swap agreements	2,667,685
Payable for investments purchased	1,524,742
Advisory fees payable	726,482
Accrued expenses and other liabilities	132,693
Payable for fund share repurchased	106,774
Shareholder servicing fees payable	7,823
Affiliated transfer agent fee payable	912

Total Liabilities	31,505,799

NET ASSETS	$1,710,714,358

Net assets were comprised of:
Paid-in capital	$1,833,421,881
Retained earnings	(122,707,523)

Net assets, December 31, 2009	$1,710,714,358

Net asset value and redemption price per share, $1,710,714,358 / 140,832,541 outstanding shares of beneficial interest	$12.15

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $692,434 foreign withholding tax)	$20,192,217
Affiliated dividend income	491,707
Unaffiliated interest income	20,315

20,704,239

EXPENSES
Advisory fees	11,966,598
Shareholder servicing fees and expenses	1,196,660
Custodian and accounting fees	374,000
Audit fee	36,000
Trustees’ fees	22,000
Insurance expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	15,000
Commitment fee on syndicated credit agreement	11,000
Legal fees and expenses	10,000
Shareholders’ reports	10,000
Loan interest expense (Note 7)	5,442
Miscellaneous	29,499

Total expenses	13,693,199
Less: shareholder servicing fee waiver	(142,821)

Net expenses	13,550,378

NET INVESTMENT INCOME	7,153,861

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(134,014,176)
Futures transactions	(133,617,179)
Swap agreement transactions	(30,832,323)
Foreign currency transactions	(54,879,782)

(353,343,460)

Net change in unrealized appreciation (depreciation) on:
Investments	473,237,924
Futures	8,614,688
Swap agreements	78,652,930
Foreign currencies	40,938,050

601,443,592

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	248,100,132

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$255,253,993

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,153,861	$10,072,563
Net realized gain (loss) on investment and foreign currency transactions	(353,343,460)	85,245,075
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	601,443,592	(290,587,363)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	255,253,993	(195,269,725)

DISTRIBUTIONS	(95,639,522)	(35,919,298)

FUND SHARE TRANSACTIONS:
Fund share sold [82,857,356 and 91,881,529 shares, respectively]	908,981,521	1,184,702,466
Fund share issued in reinvestment of distributions [8,742,187 and 2,621,847 shares, respectively]	95,639,522	35,919,298
Fund share repurchased [25,488,033 and 51,527,461 shares, respectively]	(265,216,408)	(614,789,150)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	739,404,635	605,832,614

TOTAL INCREASE IN NET ASSETS	899,019,106	374,643,591
NET ASSETS:
Beginning of year	811,695,252	437,051,661

End of year	$1,710,714,358	$811,695,252

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF
ADVANCED SERIES TRUST

1. General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2009 issued 58 classes of shares of beneficial interest. The information presented in these financial statements pertains to forty-three Portfolios (“Portfolio” or “Portfolios”) listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”): To seek long-term capital appreciation.

AST Advanced Strategies Portfolio (“Advanced Strategies”): Highest level of absolute return. The Portfolio invests its assets in a diversified allocation of domestic and international equity securities and domestic and international fixed-income securities.

AST Aggressive Asset Allocation Portfolio (“Aggressive Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests 100% of its assets in underlying mutual funds that invest primarily in equity securities.

AST AllianceBernstein Core Value Portfolio (“AllianceBernstein Core Value”): Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

AST AllianceBernstein Growth & Income Portfolio (“AllianceBernstein Growth & Income”): Long-term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

AST American Century Income & Growth Portfolio (“American Century Income & Growth”): Capital growth and, secondarily, current income by investing primarily in stocks of large U.S. companies selected through quantitative investment techniques.

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 65% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 35% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 80% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 20% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST CLS Growth Asset Allocation Portfolio (“CLS Growth Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 70% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 30% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST CLS Moderate Asset Allocation Portfolio (“CLS Moderate Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal

B1

circumstances, the Portfolio invests approximately 50% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 50% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST DeAM Large-Cap Value Portfolio (“DeAM Large-Cap Value”): Maximum capital growth by investing in equity securities of large capitalization companies included in the Russell 1000 Value Index.

AST Federated Aggressive Growth Portfolio (“Federated Aggressive Growth”): Capital growth by investing primarily in stocks of small companies that are traded on national securities exchanges, Nasdaq stock exchange and the over-the-counter-market.

AST First Trust Balanced Target Portfolio (“First Trust Balanced Target”): Long-term capital growth balanced by current income. The Portfolio invests approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities.

AST First Trust Capital Appreciation Target Portfolio (“First Trust Capital Appreciation Target”):Long-term capital growth. The Portfolio invests approximately 80% of its assets in equity securities and approximately 20% of its assets in fixed-income securities.

AST Goldman Sachs Concentrated Growth Portfolio (“Goldman Sachs Concentrated Growth”): Capital growth by investing primarily in equity securities.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”): Long-term capital growth by investing primarily in equity securities of medium-sized companies.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”): Long-term capital growth by investing primarily in equity securities of small capitalization companies that are believed to be undervalued.

AST Horizon Growth Asset Allocation Portfolio (“Horizon Growth Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 70% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 30% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Horizon Moderate Asset Allocation Portfolio (“Horizon Moderate Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 50% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 50% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST International Growth Portfolio (“International Growth”): Long-term capital growth by investing primarily in equity securities of foreign companies.

AST International Value Portfolio (“International Value”): Capital growth by investing primarily in equity securities of foreign companies represented in the MSCI EAFE Index.

AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”): Long-term growth of capital.

AST Jennison Large-Cap Value Portfolio (“Jennison Large-Cap Value”): Long-term capital appreciation.

AST JPMorgan International Equity Portfolio (“JPMorgan International Equity”): Capital growth by investing primarily in equity securities of foreign companies.

AST Large-Cap Value Portfolio (“Large-Cap Value”): Current income and long-term growth of income, as well as capital appreciation by investing, under normal circumstances, at least 80% of its assets plus borrowings for investment purposes in common stocks of large cap U.S. companies.

AST Lord Abbett Bond-Debenture Portfolio (“Lord Abbett Bond-Debenture”): High current income and the opportunity for capital appreciation to produce a high total return by investing primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stock.

AST Marsico Capital Growth Portfolio (“Marsico Capital Growth”): Capital growth by investing primarily in common stocks with the majority of the portfolio’s assets in large capitalization stocks.

AST MFS Growth Portfolio (“MFS Growth”): Long-term capital growth and future income by investing primarily in common stocks and related securities.

B2

AST Mid-Cap Value Portfolio (“Mid-Cap Value”): Capital growth by investing in readily marketable equity securities.

AST Money Market Portfolio (“Money Market”): Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

AST Neuberger Berman Mid-Cap Growth Portfolio (“Neuberger Berman Mid-Cap Growth”): Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Neuberger Berman Small-Cap Growth Portfolio (“Neuberger Berman Small-Cap Growth”): Maximize capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Growth Index.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”): Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Niemann Capital Growth Asset Allocation Portfolio (“Niemann Capital Growth Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 70% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 30% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”): Long-term capital appreciation.

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 35% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 65% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Schroders Multi-Asset World Strategies Portfolio (“Schroders Multi-Asset World Strategies”): Long-term capital appreciation.

AST Small-Cap Growth Portfolio (“Small-Cap Growth”): Long-term capital growth by investing in common stocks of small capitalization companies.

AST Small-Cap Value Portfolio (“Small-Cap Value”): Long-term capital growth by investing primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”): A high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”): Long-term capital growth by investing predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”): Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities.

AST UBS Dynamic Alpha Portfolio (“UBS Dynamic Alpha”): Maximize total return by investing in multiple asset classes on a global basis utilizing sophisticated asset allocation and currency management techniques.

2. Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official NASDAQ closing price (“NOCP”) on the day of valuation or if there was no NOCP at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of

B3

trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale, on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Money Market uses amortized cost to value their short-term debt securities. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates fair value.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the Money Market Portfolio, which is limited to 10% of net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain

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or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement exists between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: The Portfolios (except for Money Market) purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Certain Portfolios also used purchased options to gain exposure to certain securities and foreign currencies. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the

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transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Additionally, certain funds may maintain a cash deposit with the broker to meet the requirements of the variation margin. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, and to manage yield curve and duration. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Certain Portfolios entered into equity index futures contracts to gain market exposure. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales: Certain Portfolios of the Trust may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements: Certain Portfolios of the Trust may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination

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or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swap: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to

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manage their exposure to a particular asset type. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement exists between the Portfolio and the counterparty that permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g., interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2009, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: Certain Portfolios of the Trust hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Security Loans: The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33 1/3% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The

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Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. In calculating the Portfolios net asset value, taxes due on appreciated securities are accrued on realized and unrealized gains, as applicable.

Distributions: Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2009, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

AllianceBernstein L.P. for AllianceBernstein Core Value and AllianceBernstein Growth & Income;

Alpha Simplex Group, LLC for a portion of Academic Strategies;

American Century Investment Management, Inc. for American Century Income & Growth;

Clear Bridge Advisors for a portion of Small-Cap Value;

CLS Investment Firm, LLC for CLS Growth Asset Allocation and CLS Moderate Asset Allocation;

Deutsche Asset Management, Inc. for DeAM Large-Cap Value;

Eagle Asset Management, Inc. for Small-Cap Growth;

Earnest Partners LLC, for a portion of Mid-Cap Value;

Eaton Vance Management for a portion of Large-Cap Value;

Federated Equity Management Company of Pennsylvania for Federated Aggressive Growth;

First Quadrant, L.P. for a portion of Academic Strategies;

First Trust Advisors L.P. for First Trust Balanced Target and First Trust Capital Appreciation Target;

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Goldman Sachs Asset Management, L.P. for Goldman Sachs Concentrated Growth, Goldman Sachs Small-Cap Value, and Goldman Sachs Mid-Cap Growth;

Horizon Investments, LLC for Horizon Growth Asset Allocation and Horizon Moderate Asset Allocation;

Hotchkis and Wiley Capital Management, LLC for a portion of Large-Cap Value;

Jennison Associates LLC for Jennison Large-Cap Growth, Jennison Large-Cap Value and a portion of Academic Strategies;

J.P. Morgan Investment Management, Inc. for JPMorgan International Equity and a portion of Small-Cap Value;

Lee Munder Investments Ltd. for a portion of Small-Cap Value;

Lord Abbett & Co. LLC for Lord Abbett Bond-Debenture;

LSV Asset Management for portion of International Value, a portion of Advanced Strategies and a portion of Neuberger Berman/LSV Mid-Cap Value;

Marsico Capital Management LLC for Marsico Capital Growth and a portion of Advanced Strategies and a portion of International Growth;

Massachusetts Financial Services Company (“MFS”) for MFS Growth;

Mellon Capital Management Corp. for a portion of Academic Strategies;

Neuberger Berman Management, Inc. for a portion of Neuberger Berman/LSV Mid-Cap Value, Neuberger Berman Mid-Cap Growth, and Neuberger Berman Small-Cap Growth;

Niemann Capital Management, Inc. for Niemann Capital Growth Asset Allocation;

Pacific Investment Management Company LLC (“PIMCO”) a portion of Advanced Strategies and a portion of Academic Strategies;

Parametric Portfolio Associates LLC for Parametric Emerging Markets Equity;

PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of the Advanced Strategies, Academic Strategies and manages Aggressive Asset Allocation, Capital Growth Asset Allocation, Balanced Asset Allocation, and Preservation Asset Allocation. Quantitative Management Associates provides certain sub-advisory services to the portfolios;

Prudential Bache Asset Management for a portion of Academic Strategies;

Prudential Investment Management, Inc. (“PIM”) for Money Market;

Quantitative Management Associates LLC (“QMA”) for a portion of Academic Strategies;

Schroders Investment Management North America Ltd. for Schroders Multi-Asset World Strategies;

Thornburg Investment Management, Inc. for a portion of International Value;

T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation, T. Rowe Price Large-Cap Growth Fund, and T. Rowe Price Natural Resources and a portion of Advanced Strategies;

UBS Global Asset Management (Americas), Inc. for UBS Dynamic Alpha;

WEDGE Capital Management, LLP for a portion of Mid-Cap Value;

William Blair & Company, LLC for a portion of International Growth and a portion of Advanced Strategies.

Advisory Fees and Expense Limitations: The Investment Manager receives a fee, computed daily and payable monthly, based on the annual rates specified below, of the value of each Portfolio’s average daily net assets. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

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			Effective
	Advisory		Advisory	Expense
	Fees		Fees	Limitations

Academic Strategies*	0.72%		0.66%	0.80%
Advanced Strategies	0.85%		0.85%	N/A
Aggressive Asset Allocation	0.15%		0.15%	N/A
AllianceBernstein Core Value	0.75%		0.72%	— †
AllianceBernstein Growth & Income	0.75%		0.75%	N/A
American Century Income & Growth	0.75%		0.72%	— †
Balanced Asset Allocation	0.15%		0.15%	N/A
Capital Growth Asset Allocation	0.15%		0.15%	N/A
CLS Growth Asset Allocation	0.30	%††	0.26%	N/A
CLS Moderate Asset Allocation	0.30	%††	0.24%	N/A
DeAM Large-Cap Value	0.85%		0.85%	N/A
Federated Aggressive Growth	0.95%		0.95%	N/A
First Trust Balanced Target	0.85%		0.85%	N/A
First Trust Capital Appreciation Target	0.85%		0.85%	N/A
Goldman Sachs Concentrated Growth	0.90%		0.90%	N/A
Goldman Sachs Mid-Cap Growth	1.00%		1.00%	N/A
Goldman Sachs Small-Cap Value	0.95%		0.95%	N/A
Horizon Growth Asset Allocation	0.30	%††	0.30%	N/A
Horizon Moderate Asset Allocation	0.30	%††	0.28%	N/A
International Growth	1.00%		1.00%	N/A
International Value	1.00%		1.00%	N/A
Jennison Large-Cap Growth	0.90%		0.87%	1.05%
Jennison Large-Cap Value	0.75%		0.69%	0.88%
JPMorgan International Equity	1.00% first $75 million;		0.86%	— †
	0.85% in excess of $75 million
Large-Cap Value	0.75%		0.74%	— †
Lord Abbett Bond-Debenture	0.80%		0.80%	N/A
Marsico Capital Growth	0.90%		0.90%	N/A
MFS Growth	0.90%		0.90%	N/A
Mid-Cap Value	0.95%		0.95%	N/A
Money Market	0.50	%†††	0.35%	0.56%
Neuberger Berman Mid-Cap Growth	0.90% first $1 billion;		0.90%	1.25%
	0.85% in excess of $1 billion
Neuberger Berman Small-Cap Growth	0.95%		0.95%	N/A
Neuberger Berman/LSV Mid-Cap Value	0.90% first $1 billion;		0.90%	N/A
	0.85% in excess of $1 billion
Niemann Capital Growth Asset Allocation	0.30	%††	0.29%	N/A
Parametric Emerging Markets Equity	1.10%		1.10%	N/A
Preservation Asset Allocation	0.15%		0.15%	N/A
Schroders Multi-Asset World Strategies	1.10%		1.10%	N/A
Small-Cap Growth	0.90%		0.90%	N/A
Small-Cap Value	0.90%		0.90%	N/A
T. Rowe Price Asset Allocation	0.85%		0.85%	N/A
T. Rowe Price Large-Cap Growth	0.90% first $1 billion;		0.90%	N/A
	0.85% in excess of $1 billion
T. Rowe Price Natural Resources	0.90%		0.90%	N/A
UBS Dynamic Alpha Portfolio	1.00%		1.00%	N/A

*	The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.

B11

† Expense limitations are as noted in the table below.
	January 1, 2009 –
	June 30, 2009	Effective July 1, 2009
	Expense Limitations	Expense Limitations

AllianceBernstein Core Value	N/A	0.88%
American Century Income & Growth	0.87%	N/A
JPMorgan International Equity	1.01%	N/A
Large-Cap Value	0.84%	N/A

†† The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:
			In Excess
	First $100	Next $100	of $200
	million	million	million

CLS Growth Asset Allocation	0.00%	0.05%	0.10%
CLS Moderate Asset Allocation	0.00%	0.05%	0.10%

			In Excess
	First $250	Next $500	of $750
	million	million	million

Horizon Growth Asset Allocation	0.00%	0.05%	0.10%
Horizon Moderate Asset Allocation	0.00%	0.05%	0.10%
Niemann Capital Growth Asset Allocation	0.00%	0.05%	0.10%

†††	The Investment Manager has voluntarily agreed to limit the advisory fees of the Money Market Portfolio such that the 1-day yield (without gain or loss) does not fall below 0.50%. Effective March 16, 2009, May 6, 2009 and September 25, 2009, that threshold was reduced to 0.25%, 0.10% and 0.05%, respectively. The waiver/reimbursement is voluntary and may be modified or terminated by AST Investment Services, Inc. and PI at any time without notice. During the year ended December 31, 2009, the Investment Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $3,411,855, 0.11 of 1% of the Money Market Portfolio’s average daily net assets.

AST Investment Services, Inc., PI, PIM, Jennison, QMA and Prudential Bache Asset Management are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

The Trust, excluding Aggressive Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, CLS Growth Asset Allocation Portfolio, CLS Moderate Asset Allocation Portfolio, Horizon Growth Asset Allocation Portfolio, Horizon Moderate Asset Allocation Portfolio, Niemann Capital Growth Asset Allocation Portfolio, and Preservation Asset Allocation Portfolio, has entered into an agreement with Prudential Annuities Life Assurance Corporation (“PALAC”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., pursuant to which the Portfolios pay PALAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Academic Strategies Asset Allocation Portfolio generally invests approximately 65% of its assets in the Underlying Trust Portfolios, therefore approximately only 35% of its assets will be directly subject to the shareholder servicing fee. The Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on average daily net assets up to $500 million (no waiver), 0.09% on average daily net assets of the next $250 million (0.01% waiver), 0.08% on average daily net of the next $250 million (0.02% waiver), and 0.07% on average daily net assets in excess of $1 billion (0.03% waiver).

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

B12

The Trust invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

PIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., acts as the Trust’s securities lending agent. For the year ended December 31, 2009, PIM was compensated as follows for these services by the Portfolios:

Portfolio	PIM

Advanced Strategies	$154,401
AllianceBernstein Core Value	28,175
AllianceBernstein Growth & Income	233,656
American Century Income & Growth	41,039
DeAM Large-Cap Value	360,321
Federated Aggressive Growth	254,926
First Trust Balanced Target	500,297
First Trust Capital Appreciation Target	971,373
Goldman Sachs Concentrated Growth	60,542
Goldman Sachs Mid-Cap Growth	90,604
Goldman Sachs Small-Cap Value	41,322
International Growth	69,667
Jennison Large-Cap Growth	2,348
Jennison Large-Cap Value	2,548
JPMorgan International Equity	3,939
Large-Cap Value	288,022
Lord Abbett Bond-Debenture	64,747
Marsico Capital Growth	882,484
MFS Growth	186,072
Mid-Cap Value	38,988
Neuberger Berman Mid-Cap Growth	193,962
Neuberger Berman Small-Cap Growth	63,101
Neuberger Berman/LSV Mid-Cap Value	128,031
Schroders Multi-Asset World Strategies	39,260
Small-Cap Growth	257,318
Small-Cap Value	213,314
T. Rowe Price Asset Allocation	125,432
T. Rowe Price Large-Cap Growth	216,966
T. Rowe Price Natural Resources	85,631

For the year ended December 31, 2009, Wells Fargo Advisors LLC (Wells Fargo) and First Clearing, affiliates of PI, earned brokerage commissions from transactions executed on behalf of the Portfolios as follows:

Portfolio	First Clearing	Wells Fargo

Academic Strategies	$—	$130
AllianceBernstein Core Value	—	3,612
Federated Aggressive Growth Portfolio	—	4,559
Large-Cap Value	4,024	5,570
Mid-Cap Value	258	—
Neuberger Berman Mid-Cap Growth	—	1,422
Neuberger Berman Small-Cap Growth	—	1,782
Neuberger Berman/LSV Mid-Cap Value	—	572
Small Cap Growth	—	2,318
Small Cap Value	—	5,585
T. Rowe Price Large-Cap Growth	—	48

B13

5. Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2009 were as follows:
	Cost of	Proceeds
	Purchases	from Sales

Academic Strategies	$2,615,516,229	$1,450,775,702
Advanced Strategies	2,156,754,675	1,588,015,274
Aggressive Asset Allocation	293,615,507	116,381,882
AllianceBernstein Core Value	121,595,570	94,599,960
AllianceBernstein Growth & Income	1,302,852,577	1,650,563,031
American Century Income & Growth	123,532,840	84,673,248
Balanced Asset Allocation	3,164,399,302	801,659,988
Capital Growth Asset Allocation	3,071,729,915	1,254,332,085
CLS Growth Asset Allocation	587,715,169	126,162,974
CLS Moderate Asset Allocation	827,230,304	183,167,479
DeAM Large-Cap Value	1,707,084,600	1,250,415,742
Federated Aggressive Growth	346,666,355	246,689,787
First Trust Balanced Target	1,277,228,425	507,536,488
First Trust Capital Appreciation Target	1,954,031,095	775,561,280
Goldman Sachs Concentrated Growth	252,958,195	205,215,459
Goldman Sachs Mid-Cap Growth	377,744,011	137,353,487
Goldman Sachs Small-Cap Value	83,612,570	54,920,680
Horizon Growth Asset Allocation	531,207,353	93,248,972
Horizon Moderate Asset Allocation	736,734,254	115,917,653
International Growth	1,821,945,490	1,053,159,608
International Value	1,058,663,840	376,731,392
Jennison Large-Cap Growth	439,486,074	63,277,239
Jennison Large-Cap Value	355,313,130	31,714,969
JPMorgan International Equity	91,689,681	17,692,910
Large-Cap Value	2,780,462,991	1,932,924,596
Lord Abbett Bond-Debenture	275,395,558	156,161,501
Marsico Capital Growth	1,956,038,445	1,403,842,803
MFS Growth	5,167,103,356	4,120,600,197
Mid-Cap Value	114,007,143	49,677,592
Neuberger Berman Mid-Cap Growth	282,784,445	248,715,802
Neuberger Berman Small-Cap Growth	227,177,269	221,305,440
Neuberger Berman/LSV Mid-Cap Value	144,903,166	136,917,930
Niemann Capital Growth Asset Allocation	570,149,222	320,577,670
Parametric Emerging Markets Equity	376,345,265	74,390,841
Preservation Asset Allocation	2,175,935,349	456,686,843
Schroders Multi-Asset World Strategies	925,177,349	244,031,346
Small-Cap Growth	245,177,469	180,282,566
Small-Cap Value	487,564,875	466,656,289
T. Rowe Price Asset Allocation	1,076,579,463	315,813,017
T. Rowe Price Large-Cap Growth	746,827,733	875,439,669
T. Rowe Price Natural Resources	315,818,760	90,939,244
UBS Dynamic Alpha	1,194,009,746	752,564,648
Written options transactions, during the year ended December 31, 2009, were as follows:

	Academic Strategies		Advanced Strategies

	Number of		Number of
	Contracts/Swaps		Contracts/Swaps
	Notional Amount	Premium	Notional Amount	Premium

Balance at December 31, 2008	373,400,000	$3,350,099	146,500,000	$767,981
Written options	752,100,000	21,669,151	371,790,000	3,023,979
Expired options	(829,450,000)	(953,165)	(228,080,000)	(1,273,119)
Closed options	(155,760,000)	(22,963,457)	(108,810,000)	(772,551)

Balance at December 31, 2009	140,290,000	$1,102,628	181,400,000	$1,746,290

B14

6. Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006 each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provisions for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. Line of Credit

The Portfolios (excluding Money Market Portfolio), along with other affiliated registered investment companies, are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Portfolios renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Portfolios pay a commitment fee of 0.15 of 1% of the unused portion of the renewed SCA. For the period from October 24, 2008 through October 21, 2009, the Portfolios paid a commitment fee of 0.13 of 1% of the unused portion of the agreement. The expiration date of the renewed SCA will be October 20, 2010. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following Portfolios utilized the line of credit during the year ended December 31, 2009. The average balance outstanding is for the number of days the Portfolio had utilized the credit facility.

	Average		Number of Days
	Advances		Advances	Outstanding
	Outstanding	Average	Outstanding	Borrowings at
	During	Interest	During	December 31,
	the Period	Rate	the Period	2009

Academic Strategies	$166,000	1.28%	1	—
Advanced Strategies	2,627,375	1.20%	8	—
AllianceBernstein Core Value	472,956	1.27%	9	—
AllianceBernstein Growth & Income	8,489,305	1.25%	37	—
American Century Income & Growth	823,056	1.27%	16	—
Balanced Asset Allocation	165,000	1.20%	1	—
CLS Growth Asset Allocation	1,195,429	1.22%	28	—
CLS Moderate Asset Allocation	2,425,496	1.23%	25	—
DeAM Large-Cap Value	4,822,200	1.31%	5	—
Federated Aggressive Growth	3,869,315	1.26%	48	—
First Trust Balanced Target	11,455,276	1.23%	21	—
First Trust Capital Appreciation Target	8,424,300	1.24%	37	—
Goldman Sachs Concentrated Growth	587,250	1.26%	10	—
Goldman Sachs Mid-Cap Growth	467,617	1.25%	6	—
Goldman Sachs Small-Cap Value	206,569	1.26%	16	—
Horizon Growth Asset Allocation	830,642	1.23%	33	—
Horizon Moderate Asset Allocation	2,082,123	1.23%	22	—
International Growth	6,414,089	1.26%	9	—
International Value	832,000	1.21%	6	—
JPMorgan International Equity	848,183	1.25%	12	—
Large-Cap Value	5,979,044	1.23%	61	—
Lord Abbett Bond-Debenture	13,588,369	1.26%	16	—
Mid-Cap Value	758,600	1.28%	4	—
Neuberger Berman Mid-Cap Growth	1,035,971	1.26%	7	—

B15

	Average		Number of Days
	Advances		Advances	Outstanding
	Outstanding	Average	Outstanding	Borrowings at
	During	Interest	During	December 31,
	the Period	Rate	the Period	2009

Neuberger Berman Small-Cap Growth	$441,889	1.26%	9	—
Neuberger Berman/LSV Mid-Cap Value	631,683	1.30%	23	—
Niemann Capital Growth Asset Allocation	1,707,338	1.24%	40	—
Parametric Emerging Markets Equity	2,992,491	1.21%	35	—
Small-Cap Growth	1,783,324	1.27%	17	—
Small-Cap Value	2,209,500	1.25%	30	—
T. Rowe Price Asset Allocation	4,247,050	1.28%	2	—
T. Rowe Price Large-Cap Growth	4,236,875	1.23%	8	—
UBS Dynamic Alpha	11,106,279	1.26%	14	—

8. Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9. Ownership

As of December 31, 2009, more than 99% of each Portfolio was owned of record by Prudential Annuities Life Assurance Corporation (“PALAC”) on behalf of the owners of the variable insurance products issued by PALAC.

10. Reorganization

On June 26, 2009, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on October 29, 2009 and the reorganization took place on November 13, 2009.

The purpose of the transaction was to combine two portfolios sub-advised by the same subadviser with comparable investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on November 13, 2009:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value

AST Focus Four Portfolio		AST First Trust Capital
	26,020,024	Appreciation Target Portfolio	26,516,826	$222,150,938

For financial reporting purposes, assets received and shares issued by AST First Trust Capital Appreciation Target Portfolio were recorded at fair value; however, the cost basis of the investments received from AST Focus Four Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized Appreciation	Acquiring
Merged Portfolio	Net Assets	(Depreciation)	Portfolio	Net Assets

AST			AST First Trust
Focus Four			Capital Appreciation
Portfolio	$222,150,938	$17,800,085	Target Portfolio	$2,024,950,311

B16

Assuming the acquisition had been completed on January 1, 2009, AST First Trust Capital Appreciation Target Portfolio’s results of operations for the year ended December 31, 2009 were as follows:

Net investment income	$28,911,946	(a)
Net realized and unrealized gain (loss) on investments	300,152,250	(b)

	$329,064,196

(a)	$26,976,217, as reported in Statement of Operations, plus $1,935,729 Net Investment Income from AST Focus Four Portfolio pre-merger.

(b)	$280,545,953 as reported in the Statement of Operations, plus $19,606,297 Net Realized and Unrealized Gain (Loss) on Investments from AST Focus Four Portfolio pre-merger.

Because both AST Focus Four Portfolio and AST First Trust Capital Appreciation Target Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of AST Focus Four Portfolio that have been included in AST First Trust Capital Appreciation Target Portfolio’s Statement of Operations since November 13, 2009.

On June 26, 2009, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on October 22, 2009 and the reorganization took place on November 13, 2009.

The purpose of the transaction was to combine two portfolios sub-advised by the same subadviser with comparable investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on November 13, 2009:

Acquiring
Merged Portfolio	Shares	Portfolio	Shares	Value

PSF SP Aggressive		AST
Growth Asset		Aggressive Asset
Allocation Portfolio	18,533,095	Allocation Portfolio	16,029,864	$129,438,740

For financial reporting purposes, assets received and shares issued by AST Aggressive Asset Allocation Portfolio were recorded at fair value; however, the cost basis of the investments received from PSF SP Aggressive Growth Asset Allocation Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized Appreciation	Acquiring
Merged Portfolio	Net Assets	(Depreciation)	Portfolio	Net Assets

PSF SP Aggressive			AST
Growth Asset			Aggressive Asset
Allocation Portfolio	$129,438,740	$(10,352,675)	Allocation Portfolio	$294,581,659

Assuming the acquisition had been completed on January 1, 2009, AST Aggressive Asset Allocation Portfolio’s results of operations for the year ended December 31, 2009 were as follows:

Net investment income	$4,010,359	(a)
Net realized and unrealized gain (loss) on investments	80,678,226	(b)

	$84,688,585

(a)	$2,076,026, as reported in Statement of Operations, plus $1,934,333 Net Investment Income from PSF SP Aggressive Growth Asset Allocation Portfolio pre-merger.

(b)	$54,698,890 as reported in the Statement of Operations, plus $25,979,336 Net Realized and Unrealized Gain (Loss) on Investments from PSF SP Aggressive Growth Asset Allocation Portfolio pre-merger.

Because both PSF SP Aggressive Growth Asset Allocation Portfolio and AST Aggressive Asset Allocation Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro forma information on a per-share basis.

B17

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of PSF SP Aggressive Growth Asset Allocation Portfolio that have been included in AST Aggressive Asset Allocation Portfolio’s Statement of Operations since November 13, 2009.

On June 26, 2009, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on October 22, 2009 and the reorganization took place on November 13, 2009.

The purpose of the transaction was to combine two portfolios sub-advised by the same subadviser with comparable investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on November 13, 2009:

		Acquiring
Merged Portfolio	Shares	Portfolio	Shares	Value

PSF SP Balanced Asset		AST Balanced Asset
Allocation Portfolio	99,966,885	Allocation Portfolio	92,494,613	$915,783,082

For financial reporting purposes, assets received and shares issued by AST Balanced Asset Allocation Portfolio were recorded at fair value; however, the cost basis of the investments received from PSF SP Balanced Asset Allocation Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized Appreciation	Acquiring
Merged Portfolio	Net Assets	(Depreciation)	Portfolio	Net Assets

PSF SP Balanced			AST
Asset Allocation			Balanced Asset
Portfolio	$915,783,082	$(36,198,030)	Allocation Portfolio	$3,391,408,464

Assuming the acquisition had been completed on January 1, 2009, AST Balanced Asset Allocation Portfolio’s results of operations for the year ended December 31, 2009 were as follows:

Net investment income	$65,392,607	(a)
Net realized and unrealized gain (loss) on investments	601,692,566	(b)

	$667,085,173

(a)	$44,542,615, as reported in Statement of Operations, plus $20,849,992 Net Investment Income from PSF SP Balanced Asset Allocation Portfolio pre-merger.

(b)	$457,640,865 as reported in the Statement of Operations, plus $144,051,701 Net Realized and Unrealized Gain (Loss) on Investments from PSF SP Balanced Asset Allocation Portfolio pre-merger.

Because both PSF SP Balanced Asset Allocation Portfolio and AST Balanced Asset Allocation Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of PSF SP Balanced Asset Allocation Portfolio that have been included in AST Balanced Asset Allocation Portfolio’s Statement of Operations since November 13, 2009.

On June 26, 2009, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolios for shares of the acquiring portfolio and the assumption of the liabilities of the portfolios. Shareholders approved the Plan at a meeting on October 22, 2009 and the reorganization took place on November 20, 2009.

The purpose of the transactions was to combine portfolios sub-advised by the same subadviser with comparable investment objectives and policies.

B18

The acquisitions were accomplished by a tax-free exchange of the following shares on November 20, 2009:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value

PSF		AST
SP Conservative Asset		Preservation Asset
Allocation Portfolio	44,715,656	Allocation Portfolio	42,633,921	$458,012,556
PSF		AST
Diversified Conservative		Preservation Asset
Growth Portfolio	9,295,870	Allocation Portfolio	8,845,791	$95,043,143

For financial reporting purposes, assets received and shares issued by AST Preservation Asset Allocation Portfolio were recorded at fair value; however, the cost basis of the investments received from PSF SP Conservative Asset Allocation Portfolio and PSF Diversified Conservative Growth Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized Appreciation	Acquiring
Merged Portfolio	Net Assets	(Depreciation)	Portfolio	Net Assets

PSF			AST
SP Conservative Asset			Preservation Asset
Allocation Portfolio	$458,012,556	$(3,014,274)	Allocation Portfolio	$2,996,656,651
PSF			AST
Diversified Conservative			Preservation Asset
Growth Portfolio	$95,043,143	$147	Allocation Portfolio	$2,996,656,651

Assuming the acquisitions had been completed on January 1, 2009, AST Preservation Asset Allocation Portfolio’s results of operations for the year ended December 31, 2009 were as follows:

Net investment income	$74,173,772	(a)
Net realized and unrealized gain (loss) on investments	438,331,714	(b)

	$512,505,486

(a)

$59,427,200, as reported in Statement of Operations, plus $11,817,075 Net Investment Income from PSF SP Conservative Asset Allocation Portfolio pre-merger and $2,469,497 Net Investment Income from PSF Diversified Conservative Growth Portfolio pre-merger, plus approximately $460,000 of pro forma eliminated expenses from PSF Diversified Conservative Growth Portfolio.

(b)

$356,337,657 as reported in the Statement of Operations, plus $62,951,660 Net Realized and Unrealized Gain (Loss) on Investments from PSF SP Conservative Asset Allocation Portfolio pre-merger, plus $19,042,397 Net Realized and Unrealized Gain (loss) on Investments from PSF Diversified Conservative Growth Portfolio pre-merger.

Because AST Preservation Asset Allocation Portfolio, PSF SP Conservative Asset Allocation Portfolio, and PSF Diversified Conservative Growth Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of PSF SP Conservative Asset Allocation Portfolio and PSF Diversified Conservative Growth Portfolio that have been included in AST Preservation Asset Allocation Portfolio’s Statement of Operations since November 20, 2009.

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through February 22, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

B19

12. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

B20

Financial Highlights

	AST Academic Strategies Asset Allocation Portfolio

	Year Ended						December 5, 2005(f)
	December 31,						through
							December 31,
	2009(g)		2008(g)		2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$7.89		$12.18		$11.18	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12		0.19		0.14	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	1.77		(3.92)		0.93	1.05	0.04

Total from investment operations	1.89		(3.73)		1.07	1.14	0.04

Less Distributions:	(0.21)		(0.56)		(0.07)	—	—

Net Asset Value, end of period	$9.57		$7.89		$12.18	$11.18	$10.04

Total Return(a)	24.36%		(31.89)%		9.59%	11.35%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,712.0		$2,623.3		$5,135.0	$3,005.3	$216.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.75	%(h)	0.38	%(h)	0.16%	0.17%	0.20	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.82	%(h)	0.40	%(h)	0.16%	0.17%	0.58	%(d)
Net investment income (loss)	1.44%		1.85%		1.15%	0.85%	(0.20	)%(d)
Portfolio turnover rate	78%		158%		28%	22%	2	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.
(h)	Includes dividend expense on securities sold short of 0.02% and 0.01% for the years ended December 31, 2009 and 2008, respectively.

	AST Advanced Strategies Portfolio

	Year Ended					March 20, 2006(e)
	December 31,					through
						December 31,
	2009(g)	2008		2007		2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$11.76		$10.80		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.17	0.28		0.17		0.09
Net realized and unrealized gain (loss) on investments	1.87	(3.67)		0.85		0.71

Total from investment operations	2.04	(3.39)		1.02		0.80

Less Distributions:	(0.27)	(0.41)		(0.06)		—

Net Asset Value, end of period	$9.73	$7.96		$11.76		$10.80

Total Return(a)	26.20%	(29.74)%		9.41%		8.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,021.8	$950.8		$1,538.6		$651.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.05	%(f)	1.00	%(f)	1.09	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.05	%(f)	1.00	%(f)	1.09	%(d)
Net investment income	1.97%	2.65%		2.55%		2.39	%(d)
Portfolio turnover rate	222%	423%		310%		212	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Includes interest expense of 0.03% and 0.01% for the years ended December 31, 2008 and 2007, respectively.
(g)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.
C1

Financial Highlights

	AST Aggressive Asset Allocation Portfolio

	Year Ended				December 5, 2005(f)
	December 31,				through
					December 31,
	2009(g)	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$6.47	$12.60	$11.55	$10.01	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08	0.09	0.05	0.02	—	(e)
Net realized and unrealized gain (loss) on investments	1.74	(4.95)	1.09	1.52	0.01

Total from investment operations	1.82	(4.86)	1.14	1.54	0.01

Less Distributions:	(0.10)	(1.27)	(0.09)	—	—

Net Asset Value, end of period	$8.19	$6.47	$12.60	$11.55	$10.01

Total Return(a)	28.43%	(42.33)%	9.84%	15.38%	0.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$443.6	$135.3	$573.2	$378.1	$36.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.21%	0.20%	0.18%	0.20%	0.20	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.21%	0.20%	0.18%	0.20%	2.41	%(d)
Net investment income (loss)	0.95%	0.86%	0.48%	0.33%	(0.20	)%(d)
Portfolio turnover rate	53%	77%	41%	35%	3	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.

	AST AllianceBernstein Core Value Portfolio

	Year Ended December 31,

	2009	2008(c)	2007(c)	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$6.30	$12.57	$13.95	$12.45	$12.25

Income (Loss) From Investment Operations:
Net investment income	0.11	0.24	0.27	0.19	0.18
Net realized and unrealized gain (loss) on investments	1.34	(4.97)	(0.77)	2.32	0.47

Total from investment operations	1.45	(4.73)	(0.50)	2.51	0.65

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.15)
Distributions from net realized gains	—	—	—	—	(0.30)
Distributions	(0.28)	(1.54)	(0.88)	(1.01)	—

Total dividends and distributions	(0.28)	(1.54)	(0.88)	(1.01)	(0.45)

Net Asset Value, end of year	$7.47	$6.30	$12.57	$13.95	$12.45

Total Return(a)	23.80%	(41.88)%	(3.56)%	21.34%	5.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$190.3	$140.2	$386.3	$459.1	$290.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.92%	0.91%	0.86%	0.89%	0.94%
Expenses Before Waivers and/or Expense Reimbursement	0.95%	0.91%	0.86%	0.89%	0.94%
Net investment income	1.83%	2.45%	1.91%	1.80%	1.43%
Portfolio turnover rate	66%	23%	23%	23%	29%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.
C2

Financial Highlights

	AST AllianceBernstein Growth & Income Portfolio

	Year Ended December 31,

	2009(c)	2008(c)	2007(c)	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.44	$23.62	$23.50	$20.21	$19.52

Income (Loss) From Investment Operations:
Net investment income	0.17	0.27	0.31	0.27	0.19
Net realized and unrealized gain (loss) on investments	2.16	(9.11)	0.86	3.22	0.73

Total from investment operations	2.33	(8.84)	1.17	3.49	0.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.23)
Distributions	(0.42)	(2.34)	(1.05)	(0.20)	—

Total dividends and distributions	(0.42)	(2.34)	(1.05)	(0.20)	(0.23)

Net Asset Value, end of year	$14.35	$12.44	$23.62	$23.50	$20.21

Total Return(a)	19.19%	(40.69)%	4.99%	17.27%	4.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$874.1	$1,092.3	$3,480.3	$3,005.9	$2,802.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%	0.85%	0.83%	0.84%	0.85%
Expenses Before Waivers and/or Expense Reimbursement	0.88%	0.85%	0.83%	0.86%	0.88%
Net investment income	1.33%	1.44%	1.28%	1.22%	1.09%
Portfolio turnover rate	143%	188%	82%	63%	70%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

	AST American Century Income & Growth Portfolio

	Year Ended December 31,

	2009	2008		2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$9.85	$15.39		$15.71	$13.68	$13.30

Income (Loss) From Investment Operations:
Net investment income	0.14	0.29		0.30	0.26	0.25
Net realized and unrealized gain (loss) on investments	1.57	(5.56)		(0.32)	2.02	0.35

Total from investment operations	1.71	(5.27)		(0.02)	2.28	0.60

Less Dividends and Distributions:
Dividends from net investment income	—	—		—	—	(0.22)
Distributions	(0.24)	(0.27)		(0.30)	(0.25)	—

Total dividends and distributions	(0.24)	(0.27)		(0.30)	(0.25)	(0.22)

Net Asset Value, end of year	$11.32	$9.85		$15.39	$15.71	$13.68

Total Return(a)	17.77%	(34.74)%		(0.11)%	16.86%	4.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$207.2	$143.9		$307.2	$385.0	$393.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.91%	0.88	%(c)	0.86%	0.90%	0.93%
Expenses Before Waivers and/or Expense Reimbursement	0.94%	0.91	%(c)	0.86%	0.90%	0.93%
Net investment income	1.76%	1.72%		1.29%	1.61%	1.64%
Portfolio turnover rate	54%	61%		55%	63%	70%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Includes 0.01% of loan interest expense.

SEE NOTES TO FINANCIAL STATEMENTS.
C3

Financial Highlights

	AST Balanced Asset Allocation Portfolio

	Year Ended				December 5, 2005(f)
	December 31,				through
					December 31,
	2009(g)	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$8.23	$12.06	$11.08	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.21	0.17	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	1.73	(3.56)	0.87	0.95	0.04

Total from investment operations	1.90	(3.35)	1.04	1.04	0.04

Less Distributions:	(0.15)	(0.48)	(0.06)	—	—

Net Asset Value, end of period	$9.98	$8.23	$12.06	$11.08	$10.04

Total Return(a)	23.30%	(28.76)%	9.36%	10.36%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,612.5	$1,344.7	$1,622.2	$785.2	$51.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.17%	0.17%	0.17%	0.19%	0.20	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.17%	0.17%	0.17%	0.19%	2.02	%(d)
Net investment income (loss)	1.91%	1.98%	1.48%	0.90%	(0.20	)%(d)
Portfolio turnover rate	34%	90%	32%	32%	2	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.

	AST Capital Growth Asset Allocation Portfolio

	Year Ended				December 5, 2005(f)
	December 31,				through
					December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$7.59	$12.44	$11.36	$10.02	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	0.19	0.08	0.04	—	(e)
Net realized and unrealized gain (loss) on investments	1.81	(4.32)	1.06	1.30	0.02

Total from investment operations	1.90	(4.13)	1.14	1.34	0.02

Less Distributions:	(0.17)	(0.72)	(0.06)	—	—

Net Asset Value, end of period	$9.32	$7.59	$12.44	$11.36	$10.02

Total Return(a)	25.33%	(34.94)%	10.02%	13.37%	0.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5,833.3	$3,045.4	$6,815.7	$3,805.6	$245.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.17%	0.16%	0.16%	0.17%	0.20	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.17%	0.16%	0.16%	0.17%	0.54	%(d)
Net investment income (loss)	1.72%	1.51%	0.93%	0.57%	(0.20	)%(d)
Portfolio turnover rate	31%	74%	33%	21%	1	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.
C4

Financial Highlights

	AST CLS Growth Asset Allocation Portfolio

	Year Ended			November 19, 2007(e)
	December 31,			through
				December 31,
	2009(f)	2008		2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$7.44	$11.53		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.10	0.06		0.10
Net realized and unrealized gain (loss) on investments	1.90	(4.12)		1.43

Total from investment operations	2.00	(4.06)		1.53

Less Distributions:	(0.04)	(0.03)		—

Net Asset Value, end of period	$9.40	$7.44		$11.53

Total Return(a)	27.02%	(35.30)%		15.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$603.7	$73.3		$13.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.31%	0.41	%(g)	0.53	%(d)(g)
Expenses Before Waivers and/or Expense Reimbursement	0.36%	0.50	%(g)	5.73	%(d)(g)
Net investment income	1.11%	1.57%		7.84	%(d)
Portfolio turnover rate	48%	219%		80	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest of 0.01% and 0.13% for the period ended December 31, 2008 and the period from November 19, 2007 through December 31, 2007, respectively.

	AST CLS Moderate Asset Allocation Portfolio

	Year Ended			November 19, 2007(e)
	December 31,			through
				December 31,
	2009(f)	2008		2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$7.28	$10.06		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.13	0.01		0.11
Net realized and unrealized gain (loss) on investments	1.57	(2.78)		(0.05)

Total from investment operations	1.70	(2.77)		0.06

Less Distributions:	(0.03)	(0.01)		—

Net Asset Value, end of period	$8.95	$7.28		$10.06

Total Return(a)	23.39%	(27.56)%		0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$877.4	$141.0		$7.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.27%	0.41	%(g)	0.40	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.33%	0.46%		8.31	%(d)
Net investment income	1.61%	1.53%		9.31	%(d)
Portfolio turnover rate	44%	178%		19	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes 0.01% of loan interest expense.

SEE NOTES TO FINANCIAL STATEMENTS.
C5

Financial Highlights

	AST DeAM Large-Cap Value Portfolio

	Year Ended December 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$6.64	$12.56	$13.56	$12.50	$11.54

Income (Loss) From Investment Operations:
Net investment income	0.07	0.12	0.25	0.13	0.14
Net realized and unrealized gain (loss) on investments	1.13	(4.22)	(0.09)	2.40	0.93

Total from investment operations	1.20	(4.10)	0.16	2.53	1.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.11)
Distributions	(0.06)	(1.82)	(1.16)	(1.47)	—

Total dividends and distributions	(0.06)	(1.82)	(1.16)	(1.47)	(0.11)

Net Asset Value, end of year	$7.78	$6.64	$12.56	$13.56	$12.50

Total Return(a)	18.26%	(37.30)%	1.18%	21.73%	9.33%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,210.3	$577.9	$309.6	$349.5	$174.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.97%	0.99%	0.96%	1.00%	1.01%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.99%	0.96%	1.00%	1.07%
Net investment income	1.82%	2.15%	1.52%	1.53%	1.20%
Portfolio turnover rate	143%	254%	218%	167%	233%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST Federated Aggressive Growth Portfolio

	Year Ended December 31,

	2009(c)	2008(c)	2007(c)	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$5.28	$11.55	$11.49	$10.46	$10.41

Income (Loss) From Investment Operations:
Net investment income (loss)	— (d)	0.01	(0.01)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	1.72	(4.40)	1.28	1.39	0.90

Total from investment operations	1.72	(4.39)	1.27	1.34	0.86

Less Dividends and Distributions:		—
Distributions from net realized gains	—		—	—	(0.81)
Distributions	(0.01)	(1.88)	(1.21)	(0.31)	—

Total dividends and distributions	(0.01)	(1.88)	(1.21)	(0.31)	(0.81)

Net Asset Value, end of year	$6.99	$5.28	$11.55	$11.49	$10.46

Total Return(a)	32.66%	(44.04)%	11.12%	12.91%	9.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$415.5	$213.5	$743.6	$643.9	$554.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.14%	1.14%	1.06%	1.09%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.14%	1.06%	1.09%	1.12%
Net investment income (loss)	0.08%	0.12%	(0.07)%	(0.43)%	(0.66)%
Portfolio turnover rate	94%	109%	115%	58%	39%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.
(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.
C6

Financial Highlights

	AST First Trust Balanced Target Portfolio

	Year Ended			March 20, 2006(e)
	December 31,			through
				December 31,
	2009(f)	2008(f)	2007(f)	2006(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$7.33	$11.59	$10.72	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.24	0.35	0.31	0.23
Net realized and unrealized gain (loss) on investments	1.45	(4.24)	0.61	0.49

Total from investment operations	1.69	(3.89)	0.92	0.72

Less Distributions:	(0.33)	(0.37)	(0.05)	—

Net Asset Value, end of period	$8.69	$7.33	$11.59	$10.72

Total Return(a)	23.85%	(34.49)%	8.56%	7.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,671.8	$690.4	$1,339.8	$525.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.98%	0.98%	0.96%	1.06	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.99%	0.98%	0.96%	1.06	%(d)
Net investment income	3.08%	3.58%	2.70%	2.87	%(d)
Portfolio turnover rate	49%	119%	38%	5	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.

	AST First Trust Capital Appreciation Target Portfolio

	Year Ended			March 20, 2006(e)
	December 31,			through
				December 31,
	2009(f)	2008	2007(f)	2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$6.86	$11.80	$10.62	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.15	0.24	0.19	0.06
Net realized and unrealized gain (loss) on investments	1.60	(4.96)	1.02	0.56

Total from investment operations	1.75	(4.72)	1.21	0.62

Less Distributions:	(0.19)	(0.22)	(0.03)	—

Net Asset Value, end of period	$8.42	$6.86	$11.80	$10.62

Total Return(a)	25.98%	(40.71)%	11.42%	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,419.5	$788.0	$1,676.8	$577.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.97%	0.98%	0.96%	1.04	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.98%	0.96%	1.04	%(d)
Net investment income	2.00%	2.08%	1.68%	1.71	%(d)
Portfolio turnover rate	58%	134%	47%	6	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.
C7

Financial Highlights

	AST Goldman Sachs Concentrated Growth Portfolio

	Year Ended December 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$16.62	$27.86	$24.44	$22.22	$21.62

Income (Loss) From Investment Operations:
Net investment income (loss)	0.07	(0.02)	0.03	(0.01)	— (c)
Net realized and unrealized gain (loss) on investments	8.14	(11.18)	3.39	2.23	0.71

Total from investment operations	8.21	(11.20)	3.42	2.22	0.71

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.11)
Distributions	—	(0.04)	—	—	—

Total dividends and distributions	—	(0.04)	—	—	(0.11)

Net Asset Value, end of year	$24.83	$16.62	$27.86	$24.44	$22.22

Total Return(a)	49.40%	(40.27)%	13.99%	9.99%	3.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$424.3	$260.5	$590.4	$644.7	$755.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	0.93%	0.86%	0.92%	0.97%
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.02%	1.00%	1.03%	1.06%
Net investment income (loss)	0.35%	(0.07)%	0.11%	(0.04)%	(0.01)%
Portfolio turnover rate	65%	53%	46%	39%	40%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Less than $0.005 per share.

	AST Goldman Sachs Mid-Cap Growth Portfolio

	Year Ended December 31,

	2009(c)	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$2.89	$5.86	$4.91	$4.62	$4.41

Income (Loss) From Investment Operations:
Net investment loss	(0.02)	(0.04)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	1.67	(1.94)	0.98	0.32	0.23

Total from investment operations	1.65	(1.98)	0.95	0.29	0.21

Less Distributions:	—	(0.99)	—	—	—

Net Asset Value, end of year	$4.54	$2.89	$5.86	$4.91	$4.62

Total Return(a)	57.09%	(40.79)%	19.35%	6.28%	4.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$439.8	$107.7	$324.1	$316.3	$394.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.18%	1.16%	1.12%	1.12%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.18%	1.16%	1.12%	1.15%	1.18%
Net investment loss	(0.48)%	(0.15)%	(0.38)%	(0.54)%	(0.62)%
Portfolio turnover rate	71%	96%	81%	67%	71%
(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.
C8

Financial Highlights

	AST Goldman Sachs Small-Cap Value Portfolio

	Year Ended December 31,

	2009(c)	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$6.62	$11.72	$18.18	$18.53	$21.45

Income (Loss) From Investment Operations:
Net investment income	0.07	0.12	0.17	0.09	0.09
Net realized and unrealized gain (loss) on investments	1.69	(2.47)	(1.18)	2.83	0.64

Total from investment operations	1.76	(2.35)	(1.01)	2.92	0.73

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.07)
Distributions from net realized gains	—	—	—	—	(3.58)
Distributions	(0.10)	(2.75)	(5.45)	(3.27)	—

Total dividends and distributions	(0.10)	(2.75)	(5.45)	(3.27)	(3.65)

Net Asset Value, end of year	$8.28	$6.62	$11.72	$18.18	$18.53

Total Return(a)	26.85%	(26.64)%	(5.12)%	17.24%	4.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$142.9	$85.4	$149.0	$226.2	$258.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.19%	1.15%	1.08%	1.13%	1.17%
Expenses Before Waivers and/or Expense Reimbursement	1.19%	1.15%	1.08%	1.13%	1.17%
Net investment income	0.94%	1.09%	0.88%	0.46%	0.45%
Portfolio turnover rate	57%	67%	48%	59%	48%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

	AST Horizon Growth Asset Allocation Portfolio

	Year Ended			November 19, 2007(e)
	December 31,			through
				December 31,
	2009(f)	2008		2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$7.07	$10.21		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.08	0.04		0.10
Net realized and unrealized gain (loss) on investments	1.80	(3.17)		0.11

Total from investment operations	1.88	(3.13)		0.21

Less Distributions:	(0.03)	(0.01)		—

Net Asset Value, end of period	$8.92	$7.07		$10.21

Total Return(a)	26.67%	(30.70)%		2.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$552.0	$54.5		$4.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.35%	0.41	%(g)	0.40	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.36%	0.65	%(g)	15.01	%(d)
Net investment income	0.98%	1.90%		8.82	%(d)
Portfolio turnover rate	40%	204%		20	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.
C9

Financial Highlights

	AST Horizon Moderate Asset Allocation Portfolio

	Year Ended			November 19, 2007(e)
	December 31,			through
				December 31,
	2009(f)	2008(f)		2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$7.72	$10.20		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.13	0.14		0.15
Net realized and unrealized gain (loss) on investments	1.67	(2.61)		0.05

Total from investment operations	1.80	(2.47)		0.20

Less Distributions:	(0.02)	(0.01)		—

Net Asset Value, end of period	$9.50	7.72		$10.20

Total Return(a)	23.38%	(24.27)%		2.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$804.1	$100.1		$2.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.32%	0.41	%(g)	0.40	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.34%	0.58	%(g)	27.13	%(d)
Net investment income	1.41%	1.60%		12.80	%(d)
Portfolio turnover rate	31%	145%		5	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest expense of 0.01%.

	AST International Growth Portfolio

	Year Ended December 31,

	2009(c)	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$7.61	$18.26	$16.55	$13.85	$12.01

Income (Loss) From Investment Operations:
Net investment income	0.05	0.19	0.18	0.08	0.07
Net realized and unrealized gain (loss) on investments	2.61	(8.15)	2.95	2.80	1.90

Total from investment operations	2.66	(7.96)	3.13	2.88	1.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.13)
Distributions	(0.16)	(2.69)	(1.42)	(0.18)	—

Total dividends and distributions	(0.16)	(2.69)	(1.42)	(0.18)	(0.13)

Net Asset Value, end of year	$10.11	$7.61	$18.26	$16.55	$13.85

Total Return(a)	35.29%	(50.23)%	19.05%	20.97%	16.56%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,138.5	$1,003.9	$2,773.4	$2,280.5	$1,811.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	1.16%	1.11%	1.10%	1.08%
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.16%	1.11%	1.15%	1.18%
Net investment income	0.57%	1.30%	0.97%	0.55%	0.48%
Portfolio turnover rate	80%	102%	85%	111%	82%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.
C10

Financial Highlights

	AST International Value Portfolio

	Year Ended December 31,

	2009(c)	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.19	$21.99	$18.84	$14.92	$13.31

Income (Loss) From Investment Operations:
Net investment income	0.17	0.47	0.30	0.16	0.23
Net realized and unrealized gain (loss) on investments	3.19	(9.47)	3.05	3.91	1.57

Total from investment operations	3.36	(9.00)	3.35	4.07	1.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.19)
Distributions	(0.30)	(1.80)	(0.20)	(0.15)	—

Total dividends and distributions	(0.30)	(1.80)	(0.20)	(0.15)	(0.19)

Net Asset Value, end of year	$14.25	$11.19	$21.99	$18.84	$14.92

Total Return(a)	30.50%	(44.00)%	17.81%	27.45%	13.71%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,587.2	$657.5	$1,536.3	$1,038.6	$258.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%	1.16%	1.12%	1.13%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.16%	1.12%	1.13%	1.26%
Net investment income	1.35%	2.20%	1.70%	2.03%	2.11%
Portfolio turnover rate	40%	50%	46%	108%	30%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

	AST Jennison Large-Cap Growth Portfolio

	September 25, 2009(c) through December 31, 2009

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment loss	—	(f)
Net realized and unrealized gain on investments	0.87

Total from investment operations	0.87

Net Asset Value, end of period	$10.87

Total Return(a)	8.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$419.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.08	%(d)
Net investment loss	(0.10	)%(d)
Portfolio turnover rate	23	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Commencement of operations.
(d)	Annualized.
(e)	Not annualized.
(f)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.
C11

Financial Highlights

	AST Jennison Large-Cap Value Portfolio

	September 25, 2009(c) through December 31, 2009

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	0.01
Net realized and unrealized gain on investments	0.54

Total from investment operations	0.55

Net Asset Value, end of period	$10.55

Total Return(a)	5.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$358.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.94	%(d)
Net investment income	0.26	%(d)
Portfolio turnover rate	13	%(e)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Commencement of operations.
(d)	Annualized.
(e)	Not annualized.

	AST JPMorgan International Equity Portfolio

	Year Ended December 31,

	2009(c)	2008(c)		2007(c)	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$15.07	$26.28		$24.37	$20.10	$18.31

Income (Loss) From Investment Operations:
Net investment income	0.27	0.59		0.39	0.36	0.24
Net realized and unrealized gain (loss) on investments	4.98	(11.25)		1.92	4.18	1.75

Total from investment operations	5.25	(10.66)		2.31	4.54	1.99

Less Dividends and Distributions:
Dividends from net investment income	—	—		—	—	(0.20)
Distributions	(0.73)	(0.55)		(0.40)	(0.27)	—

Total dividends and distributions	(0.73)	(0.55)		(0.40)	(0.27)	(0.20)

Net Asset Value, end of year	$19.59	$15.07		$26.28	$24.37	$20.10

Total Return(a)	35.79%	(41.34)%		9.49%	22.79%	11.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$299.9	$168.1		$498.0	$524.2	$469.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.02	%(d)	1.00%	1.02%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.08%	1.07	%(d)	1.00%	1.03%	1.07%
Net investment income	1.60%	2.71%		1.50%	1.54%	1.41%
Portfolio turnover rate	9%	18%		16%	16%	7%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.
(d)	Includes loan interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.
C12

Financial Highlights

	AST Large-Cap Value Portfolio

	Year Ended December 31,

	2009(c)	2008(c)		2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.26	$18.77		$20.16	$17.57	$16.66

Income (Loss) From Investment Operations:
Net investment income	0.18	0.35		0.34	0.18	0.21
Net realized and unrealized gain (loss) on investments	1.76	(7.75)		(0.94)	2.99	0.85

Total from investment operations	1.94	(7.40)		(0.60)	3.17	1.06

Less Dividends and Distributions:
Dividends from net investment income	—	—		—	—	(0.15)
Distributions	(0.30)	(1.11)		(0.79)	(0.58)	—

Total dividends and distributions	(0.30)	(1.11)		(0.79)	(0.58)	(0.15)

Net Asset Value, end of year	$11.90	$10.26		$18.77	$20.16	$17.57

Total Return(a)	19.44%	(41.49)%		(2.99)%	18.46%	6.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,676.3	$1,508.8		$2,137.4	$2,151.3	$785.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.85%	0.85	%(d)	0.83%	0.86%	0.88%
Expenses Before Waivers and/or Expense Reimbursement	0.88%	0.85	%(d)	0.83%	0.86%	0.91%
Net investment income	1.69%	2.39%		1.78%	1.74%	1.41%
Portfolio turnover rate	104%	125%		78%	94%	92%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.
(d)	Includes loan interest expense and merger cost of 0.01%.

	AST Lord Abbett Bond-Debenture Portfolio

	Year Ended December 31,

	2009	2008(c)	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$7.92	$11.59	$11.67	$11.33	$11.83

Income (Loss) From Investment Operations:
Net investment income	0.49	0.72	0.84	0.71	0.43
Net realized and unrealized gain (loss) on investments	2.16	(3.13)	(0.13)	0.35	(0.31)

Total from investment operations	2.65	(2.41)	0.71	1.06	0.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.49)
Distributions from net realized gains	—	—	—	—	(0.13)
Distributions	(0.70)	(1.26)	(0.79)	(0.72)	—

Total dividends and distributions	(0.70)	(1.26)	(0.79)	(0.72)	(0.62)

Net Asset Value, end of year	$9.87	$7.92	$11.59	$11.67	$11.33

Total Return(a)	34.77%	(23.35)%	6.09%	9.80%	1.16%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$441.2	$278.0	$513.5	$594.7	$668.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.93%	0.89%	0.89%	0.91%
Expenses Before Waivers and/or Expense Reimbursement	0.96%	0.95%	0.91%	0.94%	0.97%
Net investment income	6.74%	6.93%	5.73%	5.52%	5.10%
Portfolio turnover rate	48%	30%	49%	43%	46%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.
C13

Financial Highlights

	AST Marsico Capital Growth Portfolio

	Year Ended December 31,

	2009(c)	2008(c)	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.65	$23.47	$20.45	$19.08	$17.86

Income (Loss) From Investment Operations:
Net investment income	0.10	0.09	0.07	0.05	0.01
Net realized and unrealized gain (loss) on investments	3.64	(9.99)	2.99	1.33	1.21

Total from investment operations	3.74	(9.90)	3.06	1.38	1.22

Less Distributions:	(0.12)	(0.92)	(0.04)	(0.01)	—

Net Asset Value, end of year	$16.27	$12.65	$23.47	$20.45	$19.08

Total Return(a)	29.76%	(43.66)%	14.97%	7.24%	6.83%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,887.7	$1,785.1	$5,544.5	$4,194.2	$3,296.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.00%	0.98%	1.00%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.00%	0.98%	1.01%	1.03%
Net investment income	0.74%	0.48%	0.36%	0.26%	0.07%
Portfolio turnover rate	70%	63%	52%	58%	66%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

	AST MFS Growth Portfolio

	Year Ended December 31,

	2009(d)	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$6.88	$10.84	$9.42	$8.59	$8.08

Income (Loss) From Investment Operations:
Net investment income	0.01	0.02	0.02	—	—
Net realized and unrealized gain (loss) on investments	1.67	(3.96)	1.40	0.83	0.51

Total from investment operations	1.68	(3.94)	1.42	0.83	0.51

Less Dividendsand Distributions:
Dividends from net investment income	—	—	—	—	— (c)
Distributions	(0.01)	(0.02)	— (c)	—	—

Total dividends and distributions	(0.01)	(0.02)	— (c)	—	— (c)

Net Asset Value, end of year	$8.55	$6.88	$10.84	$9.42	$8.59

Total Return(a)	24.49%	(36.39)%	15.11%	9.66%	6.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,938.4	$575.5	$406.9	$450.4	$557.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.04%	1.02%	1.02%	1.05%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	1.02%	1.03%	1.08%
Net investment income	0.18%	0.39%	0.21%	0.03%	0.00%
Portfolio turnover rate	384%	505%	241%	210%	200%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Less than $0.005 per share.
(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.
C14

Financial Highlights

	AST Mid-Cap Value Portfolio

	Year Ended December 31,

	2009(c)	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$7.12	$12.06	$12.10	$12.63	$12.03

Income (Loss) From Investment Operations:
Net investment income	0.08	0.16	0.09	0.07	0.07
Net realized and unrealized gain (loss) on investments	2.66	(4.55)	0.24	1.59	0.58

Total from investment operations	2.74	(4.39)	0.33	1.66	0.65

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.05)
Distributions	(0.15)	(0.55)	(0.37)	(2.19)	—

Total dividends and distributions	(0.15)	(0.55)	(0.37)	(2.19)	(0.05)

Net Asset Value, end of year	$9.71	$7.12	$12.06	$12.10	$12.63

Total Return(a)	38.89%	(38.12)%	2.75%	14.24%	5.43%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$261.3	$131.3	$219.4	$151.5	$161.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.14%	1.12%	1.09%	1.16%	1.17%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.12%	1.09%	1.16%	1.17%
Net investment income	1.02%	1.64%	0.90%	0.52%	0.45%
Portfolio turnover rate	30%	60%	27%	26%	109%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

	AST Money Market Portfolio

	Year Ended December 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income	— (b)	0.02	0.05	0.04	—	(b)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—	(b)
Distributions from net realized gains	—	—	—	—	—	(b)
Distributions	— (b)	(0.02)	(0.05)	(0.04)	—

Total dividends and distributions	— (b)	(0.02)	(0.05)	(0.04)	—	(b)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(a)	0.25%	2.51%	4.90%	4.57%	2.73%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,821.0	$2,906.4	$1,969.2	$1,692.1	$1,639.6
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	0.45%	0.56%	0.56%	0.57%	0.58%
Expenses Before Waivers and/or Expense Reimbursement	0.62%	0.59%	0.59%	0.61%	0.63%
Net investment income	0.24%	2.44%	4.79%	4.53%	2.69%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.
C15

Financial Highlights

	AST Neuberger Berman Mid-Cap Growth Portfolio

	Year Ended December 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$22.51	$18.42	$16.15	$14.23

Income (Loss) From Investment Operations:
Net investment loss	(0.02)	(0.16)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	3.83	(9.56)	4.14	2.32	1.97

Total from investment operations	3.81	(9.72)	4.09	2.27	1.92

Net Asset Value, end of year	$16.60	$12.79	$22.51	$18.42	$16.15

Total Return(a)	29.79%	(43.18)%	22.20%	14.06%	13.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$458.2	$318.6	$869.7	$659.0	$718.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	1.03%	1.00%	1.01%	1.04%
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.03%	1.00%	1.04%	1.08%
Net investment loss	(0.33)%	(0.46)%	(0.27)%	(0.28)%	(0.58)%
Portfolio turnover rate	73%	62%	70%	33%	105%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST Neuberger Berman Small-Cap Growth Portfolio

	Year Ended December 31,

	2009	2008	2007(c)	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$6.16	$10.72	$9.03	$8.38	$8.35

Income (Loss) From Investment Operations:
Net investment loss	(0.03)	(0.11)	(0.06)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	1.42	(4.45)	1.75	0.69	0.09

Total from investment operations	1.39	(4.56)	1.69	0.65	0.03

Net Asset Value, end of year	$7.55	$6.16	$10.72	$9.03	$8.38

Total Return(a)	22.56%	(42.54)%	18.72%	7.76%	0.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$109.4	$83.4	$208.9	$214.4	$256.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.20%	1.14%	1.07%	1.07%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.20%	1.14%	1.07%	1.11%	1.15%
Net investment loss	(0.76)%	(0.52)%	(0.65)%	(0.37)%	(0.62)%
Portfolio turnover rate	265%	213%	241%	199%	150%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.
C16

Financial Highlights

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio

	Year Ended December 31,

	2009	2008(c)	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$9.01	$16.88	$19.37	$20.45	$21.30

Income (Loss) From Investment Operations:
Net investment income	0.16	0.16	0.23	0.13	0.10
Net realized and unrealized gain (loss) on investments	3.46	(6.79)	0.35	1.92	2.08

Total from investment operations	3.62	(6.63)	0.58	2.05	2.18

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.03)
Distributions from net realized gains	—	—	—	—	(3.00)
Distributions	(0.21)	(1.24)	(3.07)	(3.13)	—

Total dividends and distributions	(0.21)	(1.24)	(3.07)	(3.13)	(3.03)

Net Asset Value, end of year	$12.42	$9.01	$16.88	$19.37	$20.45

Total Return(a)	40.80%	(42.32)%	3.17%	10.75%	12.05%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$451.2	$333.3	$1,001.8	$1,229.5	$1,479.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	1.03%	0.99%	1.00%	1.01%
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.03%	0.99%	1.00%	1.03%
Net investment income	1.51%	1.13%	1.00%	0.59%	0.52%
Portfolio turnover rate	39%	98%	71%	61%	103%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

	AST Niemann Capital Growth
	Asset Allocation Portfolio

	Year Ended			November 19, 2007(e)
	December 31,			through
				December 31,
	2009(f)	2008(f)		2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$7.29	$10.03		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.08	0.12		0.08
Net realized and unrealized gain (loss) on investments	1.46	(2.85)		(0.05)

Total from investment operations	1.54	(2.73)		0.03

Less Distributions:	(0.03)	(0.01)		—

Net Asset Value, end of period	$8.80	$7.29		$10.03

Total Return(a)	21.23%	(27.27)%		0.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$346.4	$57.8		$5.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.37%	0.41	%(g)	0.40	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.38%	0.59	%(g)	13.22	%(d)
Net investment income	0.96%	1.38%		7.12	%(d)
Portfolio turnover rate	190%	347%		97	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

C17

Financial Highlights

	AST Parametric Emerging Markets Equity Portfolio

	Year	May 1, 2008(e)
	Ended	through
	December 31, 2009(f)	December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$4.92	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.07	0.06
Net realized and unrealized gain (loss) on investments	3.18	(5.14)

Total from investment operations	3.25	(5.08)

Less Distributions:	(0.03)	—

Net Asset Value, end of period	$8.14	$4.92

Total Return(a)	66.31%	(50.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$645.2	$165.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.46%	1.62	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.46%	1.62	%(d)
Net investment income	0.98%	1.25	%(d)
Portfolio turnover rate	21%	47	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.

	AST Preservation Asset Allocation Portfolio

	Year Ended				December 5, 2005(f)
	December 31,				through
					December 31,
	2009(g)	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$9.10	$11.78	$10.84	$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27	0.24	0.22	0.10	—	(e)
Net realized and unrealized gain (loss) on investments	1.54	(2.47)	0.75	0.68	0.06

Total from investment operations	1.81	(2.23)	0.97	0.78	0.06

Less Distributions:	(0.13)	(0.45)	(0.03)	—	—

Net Asset Value, end of period	$10.78	$9.10	$11.78	$10.84	$10.06

Total Return(a)	20.04%	(19.55)%	8.91%	7.75%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,666.5	$1,340.8	$714.4	$309.4	$13.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.17%	0.17%	0.18%	0.20%	0.20	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.17%	0.17%	0.18%	0.23%	6.28	%(d)
Net investment income (loss)	2.71%	2.29%	1.95%	0.92%	(0.19	)%(d)
Portfolio turnover rate	21%	58%	67%	70%	6	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C18

Financial Highlights

	AST Schroders Multi-Asset World Strategies Portfolio

	Year Ended December 31,

	2009(c)	2008(c)	2007(c)	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$9.69	$15.33	$15.01	$14.29	$13.89

Income (Loss) From Investment Operations:
Net investment income	0.31	0.29	0.30	0.32	0.26
Net realized and unrealized gain (loss) on investments	2.35	(4.54)	1.04	1.02	0.37

Total from investment operations	2.66	(4.25)	1.34	1.34	0.63

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.23)
Distributions	(0.18)	(1.39)	(1.02)	(0.62)	—

Total dividends and distributions	(0.18)	(1.39)	(1.02)	(0.62)	(0.23)

Net Asset Value, end of year	$12.17	$9.69	$15.33	$15.01	$14.29

Total Return(a)	27.73%	(30.24)%	8.99%	9.67%	4.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,072.1	$159.6	$214.6	$175.3	$205.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.35%	1.28%	1.10%	1.04%	1.05%
Expenses Before Waivers and/or Expense Reimbursement	1.35%	1.28%	1.10%	1.06%	1.08%
Net investment income	2.76%	2.25%	1.91%	1.92%	1.70%
Portfolio turnover rate	142%	264%	223%	178%	204%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

	AST Small-Cap Growth Portfolio

	Year Ended December 31,

	2009	2008(d)		2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.20	$17.23		$16.08	$14.28	$14.07

Income (Loss) From Investment Operations:
Net investment income (loss)	0.05	0.01		(0.06)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	3.75	(6.04)		1.21	1.88	0.29

Total from investment operations	3.80	(6.03)		1.15	1.80	0.21

Less Distributions:	(0.01)	—		—	—	—

Net Asset Value, end of year	$14.99	$11.20		$17.23	$16.08	$14.28

Total Return(a)	33.91%	(35.00)%		7.15%	12.61%	1.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$362.1	$219.4		$162.8	$175.4	$187.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	1.10	%(c)	1.05%	1.07%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.10	%(c)	1.05%	1.08%	1.15%
Net investment income (loss)	0.36%	0.07%		(0.26)%	(0.48)%	(0.53)%
Portfolio turnover rate	69%	104%		39%	69%	113%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Includes merger expense of 0.02%.
(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C19

Financial Highlights

	AST Small-Cap Value Portfolio

	Year Ended December 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$8.67	$14.11	$17.13	$15.04	$18.28

Income (Loss) From Investment Operations:
Net investment income	0.04	0.19	0.16	0.15	0.09
Net realized and unrealized gain (loss) on investments	2.26	(3.87)	(1.15)	2.79	0.71

Total from investment operations	2.30	(3.68)	(0.99)	2.94	0.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Distributions from net realized gains	—	—	—	—	(4.03)
Distributions	(0.16)	(1.76)	(2.03)	(0.85)	—

Total dividends and distributions	(0.16)	(1.76)	(2.03)	(0.85)	(4.04)

Net Asset Value, end of year	$10.81	$8.67	$14.11	$17.13	$15.04

Total Return(a)	26.88%	(29.72)%	(5.61)%	20.04%	6.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$693.0	$455.6	$952.6	$1,126.8	$1,067.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%	1.06%	1.00%	1.03%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.06%	1.06%	1.00%	1.03%	1.07%
Net investment income	0.63%	1.20%	0.88%	0.89%	0.64%
Portfolio turnover rate	94%	76%	57%	70%	59%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST T. Rowe Price Asset Allocation Portfolio

	Year Ended December 31,

	2009(c)	2008	2007(c)	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.75	$18.05	$17.64	$17.12	$16.81

Income (Loss) From Investment Operations:
Net investment income	0.28	0.39	0.42	0.34	0.30
Net realized and unrealized gain (loss) on investments	2.75	(4.88)	0.69	1.68	0.45

Total from investment operations	3.03	(4.49)	1.11	2.02	0.75

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.31)
Distributions from net realized gains	—	—	—	—	(0.13)
Distributions	(0.33)	(0.81)	(0.70)	(1.50)	—

Total dividends and distributions	(0.33)	(0.81)	(0.70)	(1.50)	(0.44)

Net Asset Value, end of year	$15.45	$12.75	$18.05	$17.64	$17.12

Total Return(a)	24.14%	(25.94)%	6.32%	12.49%	4.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,794.6	$693.5	$1,004.5	$473.1	$431.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	0.98%	0.97%	0.99%	1.04%
Expenses Before Waivers and/or Expense Reimbursement	1.01%	0.98%	0.97%	0.99%	1.08%
Net investment income	2.03%	2.50%	2.27%	2.15%	1.77%
Portfolio turnover rate	55%	122%	88%	62%	65%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C20

Financial Highlights

	AST T. Rowe Price Large-Cap Growth Portfolio

	Year Ended December 31,

	2009	2008		2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$6.97	$11.74		$10.86	$10.28	$8.83

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.02)		0.01	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	3.73	(4.74)		0.88	0.56	1.47

Total from investment operations	3.72	(4.76)		0.89	0.58	1.45

Less Distributions:	—	(0.01)		(0.01)	—	—

Net Asset Value, end of year	$10.69	$6.97		$11.74	$10.86	$10.28

Total Return(a)	53.37%	(40.57)%		8.24%	5.64%	16.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$900.4	$695.4		$2,147.9	$1,504.6	$337.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	0.99	%(c)	0.96%	1.01%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	0.99	%(c)	0.96%	1.01%	1.11%
Net investment income (loss)	(0.11)%	(0.10)%		0.13%	0.29%	(0.32)%
Portfolio turnover rate	98%	73%		66%	35%	165%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Includes merger expenses of 0.01%.

	AST T. Rowe Price Natural Resources Portfolio

	Year Ended December 31,

	2009(c)	2008(c)	2007(c)	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.96	$38.84	$29.38	$27.55	$22.63

Income (Loss) From Investment Operations:
Net investment income	0.14	0.22	0.27	0.25	0.12
Net realized and unrealized gain (loss) on investments	7.74	(17.80)	11.54	3.92	6.58

Total from investment operations	7.88	(17.58)	11.81	4.17	6.70

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.06)
Distributions from net realized gains	—	—	—	—	(1.72)
Distributions	(7.00)	(3.30)	(2.35)	(2.34)	—

Total dividends and distributions	(7.00)	(3.30)	(2.35)	(2.34)	(1.78)

Net Asset Value, end of year	$18.84	$17.96	$38.84	$29.38	$27.55

Total Return(a)	49.35%	(49.98)%	40.51%	15.87%	31.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$652.5	$271.7	$1,054.3	$590.6	$418.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	1.02%	1.00%	1.03%	1.08%
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.02%	1.00%	1.03%	1.08%
Net investment income	0.82%	0.65%	0.76%	0.95%	0.59%
Portfolio turnover rate	24%	46%	31%	28%	47%
(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C21

Financial Highlights

	AST UBS Dynamic Alpha Portfolio

	Year Ended December 31,

	2009	2008	2007(c)	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.86	$13.77	$13.57	$12.56	$12.16

Income (Loss) From Investment Operations:
Net investment income	0.02	0.10	0.12	0.25	0.24
Net realized and unrealized gain (loss) on investments	2.26	(2.41)	0.19	1.09	0.56

Total from investment operations	2.28	(2.31)	0.31	1.34	0.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.40)
Distributions	(0.99)	(0.60)	(0.11)	(0.33)	—

Total dividends and distributions	(0.99)	(0.60)	(0.11)	(0.33)	(0.40)

Net Asset Value, end of year	$12.15	$10.86	$13.77	$13.57	$12.56

Total Return(a)	22.02%	(17.68)%	2.24%	11.14%	6.94%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,710.7	$811.6	$437.1	$186.2	$202.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%	1.14%	0.94%	0.19%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.14%	0.94%	0.19%	0.16%
Net investment income	0.60%	1.33%	0.86%	1.70%	1.72%
Portfolio turnover rate	75%	99%	169%	27%	81%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Advanced Series Trust:

We have audited the accompanying statements of assets and liabilities of the Advanced Series Trust (comprised of Academic Strategies Asset Allocation Portfolio, Advanced Strategies Portfolio, Aggressive Asset Allocation Portfolio, AllianceBernstein Core Value Portfolio, AllianceBernstein Growth & Income Portfolio, American Century Income & Growth Portfolio, Balanced Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, CLS Growth Asset Allocation Portfolio, CLS Moderate Asset Allocation Portfolio, DeAM Large-Cap Value Portfolio, Federated Aggressive Growth Portfolio, First Trust Balanced Target Portfolio, First Trust Capital Appreciation Target Portfolio, Goldman Sachs Concentrated Growth Portfolio, Goldman Sachs Mid-Cap Growth Portfolio, Goldman Sachs Small-Cap Value Portfolio, Horizon Growth Asset Allocation Portfolio, Horizon Moderate Asset Allocation Portfolio, International Growth Portfolio, International Value Portfolio, JPMorgan International Equity Portfolio, Large-Cap Value Portfolio, Lord Abbett Bond Debenture Portfolio, Marsico Capital Growth Portfolio, MFS Growth Portfolio, Mid-Cap Value Portfolio, Money Market Portfolio, Neuberger Berman Mid-Cap Growth Portfolio, Neuberger Berman Small-Cap Growth Portfolio, Neuberger Berman/LSV Mid-Cap Value Portfolio, Niemann Capital Growth Asset Allocation Portfolio, Parametric Emerging Markets Equity Portfolio, Preservation Asset Allocation Portfolio, Schroders Multi-Asset World Strategies Portfolio, Small-Cap Growth Portfolio, Small-Cap Value Portfolio, T. Rowe Price Asset Allocation Portfolio, T. Rowe Price Large-Cap Growth Portfolio, T. Rowe Price Natural Resources Portfolio, UBS Dynamic Alpha Portfolio, Jennison Large-Cap Growth Portfolio, and Jennison Large-Cap Value Portfolio), hereafter referred to as “the Trust,” including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds comprising Advanced Series Trust as of December 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2010

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (76) No. of Portfolios Overseen: 83	Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.
Delayne Dedrick Gold (71) No. of Portfolios Overseen: 83	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
W. Scott McDonald, Jr. (72) No. of Portfolios Overseen: 83	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None
Thomas T. Mooney (68) No. of Portfolios Overseen: 83	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.	None
Thomas M. O’Brien (59) No. of Portfolios Overseen: 83	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (74) No. of Portfolios Overseen: 83	Management Consultant (since April 1985).	None

Interested Trustees (1)
Stephen Pelletier (56) No. of Portfolios Overseen: 55	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).	None
Robert F. Gunia (63) No. of Portfolios Overseen: 83	Independent Consultant; formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (44) Number of Portfolios Overseen: 55	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Timothy S. Cronin, 2009; Saul K. Fenster, 2003; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Stephen Pelletier, 2008; F. Don Schwartz, 1992.

E1

Fund Officers (a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (52) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. Pelletier and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

[1] The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Stephen Pelletier and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

E2

Board Consideration of New Subadvisory Agreement for AST UBS Dynamic Alpha Portfolio
(to be renamed AST J.P Morgan Strategic Opportunities Portfolio)

The Board of Trustees (the “Board”) of Advanced Series Trust (the “Trust”) consists of nine individuals, seven of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each, an Independent Trustee and collectively, the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its investment portfolios, its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Governance Committee, and the Compliance Committee. Each committee is chaired by, and composed of, Independent Trustees.

The Board recently approved a new subadvisory agreement for the AST UBS Dynamic Alpha Portfolio (to be renamed AST J.P Morgan Strategic Opportunities Portfolio). A discussion regarding the basis for the Board’s approval of the new subadvisory agreement is set forth below.

Nature, quality and extent of services

 The Board received and considered information regarding the nature and extent of services provided to the AST UBS Dynamic Alpha Portfolio by UBS Global Asset Management (Americas), Inc. (“UBS”) under the current subadvisory agreement and those that would be provided to the AST J.P Morgan Strategic Opportunities Portfolio (referred to in this section as the “Portfolio”) by J.P. Morgan Investment Management Inc. (referred to in this section as “J.P. Morgan” or the “Subadviser”) under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that UBS and J.P. Morgan were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board also noted that J.P. Morgan currently subadvises several other Prudential insurance funds.

With respect to the quality of services, the Board considered, among other things, the background and experience of the J.P. Morgan management team. The Board met with representatives from J.P. Morgan and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-today management of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to J.P. Morgan. The Board noted that it received a favorable compliance reports from PI Compliance as to J.P. Morgan.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by J.P. Morgan and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by J.P. Morgan under the new subadvisory agreement.

Performance

The Board also considered that it was approving J.P. Morgan as a subadviser for the Portfolio and that J.P. Morgan would be implementing a new investment strategy for the Portfolio. The Board noted that J.P. Morgan currently manages individual pooled investment vehicles that are based on many of the various strategies to be used by the Portfolio. The Manager (as defined below) provided information to the Board concerning the historical investment performance of the individual J.P. Morgan investment composites and the relevant blended performance benchmarks. For ease of reference, the term “Manager” is used to refer to Prudential Investments LLC and AST Investment Services, Inc. A “composite” is a standardized aggregation of one or more funds or accounts into a single group that represents a particular investment objective or strategy. The Board noted that such composites generally outperformed their respective benchmark indexes for the relevant time periods. Although J.P. Morgan does not manage any investment vehicles that use the liquidity strategy or all of the relevant investment strategies in the aggregate, the Board did review hypothetical combined performance information for the Portfolio that assumed the then-current expected initial asset allocation.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by the Manager to J.P. Morgan under the proposed new subadvisory agreement. Based on the recent asset levels for the Portfolio, the Board noted that the effective subadvisory fee rate to be paid to J.P. Morgan under the proposed subadvisory arrangements is slightly lower than the effective subadvisory fees rate paid to UBS under the current subadvisory arrangements. The Board also noted that the Manger pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Portfolio. Instead, the decrease in subadvisory fees will increase the net fee retained by the Manager. The Board indicated that the net investment management fees to be retained by the Manager under the proposed subadvisory arrangements would be reviewed along with the above-described factors in connection with any proposed future renewal of the Trust’s investment management agreement or the subadvisory agreement for the Portfolio. Overall, the Board concluded that the proposed subadvisory fee rates under the new subadvisory agreement were reasonable.

Profitability
Because the engagement of J.P. Morgan with respect to the Portfolio is new, there is no historical profitability with regard to the proposed subadvisory arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with any proposed future renewal of the Trust’s investment management agreement or the subadvisory agreement for the Portfolio.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio contained breakpoints that reduce the fee rate on assets above specified levels. The Board also noted that it would consider economies of scale in connection with the annual approval review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by J.P. Morgan and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by J.P. Morgan included the ability to use soft dollar credits, brokerage commissions received by affiliates of J.P. Morgan, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by J.P. Morgan were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the subadvisory agreement was in the best interest of the Portfolio and its shareholders.

Board Consideration of New Investment Management Agreement and
New Subadvisory Agreement for AST Bond Portfolio 2017 and AST Bond Portfolio 2021

The Board of Trustees (the “Board”) of Advanced Series Trust (the “Trust”) consists of nine individuals, seven of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each, an Independent Trustee and collectively, the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its investment portfolios, its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Governance Committee, and the Compliance Committee. Each committee is chaired by, and composed of, Independent Trustees.

The Board recently approved a new investment management agreement and a new subadvisory agreement for the AST Bond Portfolio 2017 and AST Bond Portfolio 2021 (each, a “New Portfolio” and together, the “New Portfolios”). A discussion regarding the basis for the Board’s approval of these investment advisory agreements is set forth below.

Nature, quality and extent of services

With respect to the Manager (as defined below), the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement at the June 24-26, 2009 meetings, and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement covering the other investment portfolios of the Trust. For ease of reference, the term “Manager” is used to refer to Prudential Investments LLC and AST Investment Services, Inc. The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager under the new investment management agreement covering the New Portfolios would be similar in nature to those provided under the existing management agreement.

With respect to Prudential Investment Management, Inc. (referred to in this section as “PIM” or the “Subadviser”), the Board received and considered information regarding the nature and extent of services that would be provided to the New Portfolios under the new subadvisory agreements. The Manager also noted that PIM currently subadvises several other Prudential insurance funds, including several Prudential insurance funds that are substantially similar to the New Portfolios (collectively, the “Comparable Funds”).

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers for the Subadviser. The Board was also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the Subadviser in connection with the renewal of the relevant subadvisory agreements for the Comparable Funds at the June 24-26, 2009 meetings. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to the Subadviser. With respect to the Subadviser, the Board considered its experience and reputation in managing other funds with similar investment objectives and strategies.

The Board concluded that with respect to the Subadviser, based on the nature of the proposed services to be rendered and the background information that it reviewed about PIM, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by the Subadviser.

Performance

Because the New Portfolios had not yet commenced operations, no investment performance for the New Portfolios existed for Board review. The Board, however, received and considered information regarding PIM’s investment performance in managing strategies similar to the ones used by the New Portfolios, including the Comparable Funds. The Board concluded that it was satisfied with the performance record of the Subadviser.

Fee Rates

The Board considered the proposed management fees to be paid by the New Portfolios to the Manager and the proposed subadvisory fees to be paid by the Manager to the Subadviser. The Board considered that the investment management fee rates and the subadvisory fee rates were the same as the rates in place for the Comparable Funds.

The Board considered that the estimated total operating expense ratio for each New Portfolio falls within the third quartile of Lipper’s variable annuity target maturity funds universe. The Board concluded that the fees were reasonable under the circumstances because of the New Portfolios’ broad investment focus and increased liquidity requirements compared to other funds within the applicable Lipper fund universe. The Board also noted that the fees would be reviewed in connection with the annual review of the investment advisory and subadvisory agreements and in light of the nature and quality of services provided to the New Portfolios.

Profitability

Because the New Portfolios had not yet commenced operations, the Board noted that there was no historical profitability information to be reviewed with respect to the New Portfolios. The Board noted that it would review profitability information in connection with the annual approval of the investment advisory and subadvisory agreements.

Economies of Scale

The Board noted that the investment advisory and subadvisory fee schedules for the New Portfolios contained breakpoints that reduced the fee rate on assets above specified levels. The Board also noted that it would consider economies of scale in connection with the annual approval review of advisory agreements.

Other Benefits to the Manager and the Subadviser

 The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and PIM. The Board concluded that any potential benefits to be derived by the Manager and PIM were similar to benefits derived by the Manager and PIM in connection with their management of the other Trust Portfolios, including the Comparable Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by other subadvisers to the Trust, and that those benefits are reviewed on an annual basis.

Board Consideration of Amended Investment Management Agreement and
New Subadvisory Agreement for AST Niemann Capital Growth Asset Allocation Portfolio
(to be renamed AST Fidelity Investments® Pyramis® Asset Allocation Portfolio)

The Board of Trustees (the “Board”) of Advanced Series Trust (the “Trust”) consists of nine individuals, seven of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each, an Independent Trustee and collectively, the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its investment portfolios, its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Governance Committee, and the Compliance Committee. Each committee is chaired by, and composed of, Independent Trustees.

The Board held meetings that took place on September 30, 2009 to October 1, 2009, October 13, 2009, and December 7-9, 2009 (collectively, the “Board Meetings”) to consider the Manager’s (as defined below) proposals to change the Portfolio’s investment management fee rate, subadvisory arrangements, investment strategy, investment objective, investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the “Portfolio Repositioning”). For ease of reference, the term “Manager” is used to refer to Prudential Investments LLC and AST Investment Services, Inc. A majority of the Independent Trustees attended the Board Meetings. In advance of the Board Meetings, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate and the new subadvisory arrangements. The materials included, among other things, a comparative analysis of the current investment management fee rate for the AST Niemann Capital Growth Asset Allocation Portfolio (referred to in this section as the “Niemann Capital Portfolio”), the proposed investment management fee rate for the AST Fidelity Investments® Pyramis® Asset Allocation Portfolio (referred to in this section as the “Repositioned Portfolio”), and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the Niemann Capital Portfolio and the Repositioned Portfolio (i.e., variable insurance product (“VIP”) funds in Lipper Inc.’s mixed-asset target allocation growth category).

At the meetings, the Board, including a majority of the Independent Trustees, approved all aspects of the Portfolio Repositioning. In particular, the Board approved the execution of a subadvisory agreement relating to the Portfolio between the Manager and Pyramis Global Advisors, LLC, a Fidelity Investment Company (“Pyramis”), the termination of the current subadvisory agreement between the Manager and Niemann Capital Management, Inc. (“Niemann Capital”) relating to the Niemann Capital Portfolio, and certain changes to the Portfolio’s investment objective, non-fundamental investment policies, and blended performance benchmark. At the meetings, the Board received oral presentations from representatives of the Manager and Pyramis and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate and Pyramis’ investment strategy.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amended investment management fee and the new subadvisory agreement are discussed separately below.

Amended Management Agreement: Reasons for an Increased Investment Management Fee Rate

The Manager proposed the increased investment management fee rate for the Niemann Capital Portfolio in order to effect the Portfolio Repositioning. The Niemann Capital Portfolio currently operates as a fund-of-funds by investing approximately 90% of its assets in other portfolios of the Trust (the “Underlying Trust Portfolios”) and approximately 10% of its assets in exchange-traded funds (“ETFs”). Niemann Capital is generally responsible for determining the Portfolio’s target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of ETFs for 10% of the Portfolio’s assets to gain exposure to certain “off-benchmark” investment categories. The Manager, however, is responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for Niemann Capital’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the

Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and ETFs.

Pyramis, on the other hand, will be responsible for asset allocation, security selection, and the day-to-day investment management of the Repositioned Portfolio. In particular, Pyramis will cause the Repositioned Portfolio’s assets to be directly invested in multiple asset classes, including (without limitation) U.S. equities (including small-cap equities), developed market equities, emerging market equities, and U.S. fixed-income. Pyramis will also pursue sophisticated long-short investment strategies. In order to pursue these investment strategies, Pyramis must research and analyze global political, macro-economic, and currency issues, the characteristics of the different global capital markets, and differences in legislation in different foreign jurisdictions. The Board considered the Manager’s assertions that the proposed subadvisory fee rate reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by Pyramis as compared to Niemann Capital. In turn, the Portfolio’s use of the Pyramis investment strategy when compared to the current fund-of-fund structure will result in an increase in the amount of time, oversight, and attention that will be required by the Manager’s investment management, fund administration, legal, and compliance professionals. In short, the Manager believes that the proposed increased contractual investment management fee will permit the Manager to (i) retain Pyramis to handle asset allocation, security selection, and day-to-day investment management of the Portfolio and (ii) recover some of the increased costs to be incurred by the Manager in connection with the proposed changes to the Portfolio. Notwithstanding the proposed increased contractual investment management and subadvisory fee rates, the Board noted, however, that: (i) the proposed contractual investment management fee rate for the Repositioned Portfolio is lower than the gross effective investment management fee rate for the Niemann Capital Portfolio and (ii) the gross effective subadvisory fee rate for the Repositioned Portfolio is lower than the gross effective subadvisory fee rate for the Niemann Capital Portfolio.

The Board recognized that the Portfolio Repositioning will cause the aggregate contractual investment management fee directly retained by the Manager with respect to the Portfolio (also referred to as the net investment management fee) to increase significantly. The Board also recognized, however, that the aggregate contractual investment management fee retained by the Manager with respect to the Niemann Capital Portfolio (i.e., 0.10%) does not take into account the additional investment management fees retained by the Manager in connection with the Niemann Capital Portfolio’s investments in the Underlying Trust Portfolios. Taking those investments into account, the net effective management fee rate for the Repositioned Portfolio is actually lower than that of the Niemann Capital Portfolio. In addition, the Board noted that the proposed contractual subadvisory fee rate for Pyramis reflected the negotiated business arrangements between the Manager and Pyramis with respect to this subadvisory mandate. The Board also believes that these differentials will be relevant to the Board’s review of the Manager’s profitability as part of the annual 15(c) process for the Repositioned Portfolio.

Amended Management Agreement: Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to Niemann Capital Portfolio by the Manager and Niemann Capital under the current management agreement and the current subadvisory agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Manager and Pyramis under the amended management agreement and the new subadvisory agreement. The Board considered the Manager’s representation that the nature and extent of services to be provided by the Manager and Pyramis under the amended management agreement and the new subadvisory agreement would likely be greater than those provided by the Manager and Niemann Capital under the current management agreement and the current subadvisory agreement, due to the increased oversight, time and expense which will be required to properly manage the Portfolio after it is transitioned from a fund-of funds to a multi-asset class global fund that uses sophisticated long-short investment strategies. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Repositioned Portfolio by the Manager and Pyramis under the amended management agreement and the new subadvisory agreement.

Amended Management Agreement: Historical Investment Performance of the Niemann Capital Portfolio

Although the Board considered the historical performance of the Niemann Capital Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended management agreement. The Board noted that the current management agreement had been considered and renewed by the Board in June 2009 as part of its annual consideration of the renewal of the Niemann Capital Portfolio’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving Pyramis as a subadviser for the Portfolio and that Pyramis would be implementing a new investment strategy for the Portfolio. The Board noted that Pyramis currently manages individual institutional accounts that are based entirely on each of four equity strategies and the Broad Market Duration Strategy. The Manager provided information to the Board concerning the historical investment performance of the individual Pyramis investment composites and the relevant blended performance benchmarks. A “composite” is a standardized aggregation of one or more funds or accounts into a single group that represents a particular investment objective or strategy. The Board noted that such composites generally outperformed their respective benchmark indexes for the relevant time periods. Although Pyramis does not currently manage and has not managed in the past any investment strategies that use the liquidity strategy or all of the investment strategies in the aggregate, the Board did review the back-tested hypothetical performance information it requested for the Portfolio that assumes the current expected allocation across the six investment strategies.

Amended Management Agreement: Investment Management Fee Rates

Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees, classified both the Niemann Capital Portfolio and the Repositioned Portfolio as VIP mixed-asset target allocation growth funds. The materials provided to the Board in advance of the Board Meetings indicated that the contractual investment management fee rates for the Niemann Capital Portfolio and the Repositioned Portfolio fall within the second quartile and fourth quartile, respectively, of Lipper’s VIP mixed-asset target allocation growth funds universe. However, taking the investment management fees of the Underlying Trust Portfolios into consideration, the gross effective investment management fee rate of the Niemann Capital Portfolio would also fall within the fourth quartile and is actually higher than that of the Repositioned Portfolio. The Board also noted that the Repositioned Portfolio will be a global asset allocation fund that includes a sophisticated “130-30” strategy and a “liquidity” sleeve. Many of the funds in Lipper’s VIP mixed-asset target allocation growth funds universe (including the Niemann Capital Portfolio), on the other hand, generally do not use long/short strategies or have “liquidity” sleeves. The Manager and the Board agreed that the broad geographical reach of the Repositioned Portfolio and its use of the “130-30” strategy and “liquidity” sleeve will require larger amounts of time and resources for oversight and administration than many funds in Lipper’s VIP mixed-asset target allocation growth funds universe. In short, the Board agreed with the Manager that the investment management and subadvisory arrangements for the Repositioned Portfolio should be evaluated in light of these differences. In its presentation to the Board, the Manager also noted that (i) the estimated pro forma total expense ratio for the Repositioned Portfolio was lower than that of the Niemann Capital Portfolio and (ii) the net effective management fee rate for the Repositioned Portfolio is actually lower than that of the Niemann Capital Portfolio. Based on the foregoing, the Board concluded that the proposed investment management fee rate was reasonable under the circumstances.

Amended Management Agreement: Manager’s Profitability

The Board did not consider the profitability of the Manager under the amended management agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Manager until the increased management fee was in effect. The Board noted that it had considered the profitability of the Manager under the current management agreement as part of its annual consideration of the renewal of the current management agreement for the Niemann Capital Portfolio in June 2009, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Manager as part of any future annual review of the amended management agreement.

Amended Management Agreement: Economies of Scale

The Board considered the potential for the Manager to experience economies of scale as the Portfolio grows in size. The Board considered that the amended management agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee for Pyramis would include breakpoints in the fee rate paid by the Manager to Pyramis, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board noted, however, that it considers ways in which economies of scale, to the extent they may exist, can be shared with investors during its annual review of the management agreement and that, given that the agreement with Pyramis is new, it would be appropriate to consider economies of scale in connection with that arrangement at the time of its annual consideration of the management agreement.

Amended Management Agreement: Other Benefits to the Manager or Its affiliates from serving as co-investment managers

The Board did not consider ancillary or potential “fall out” benefits accruing to the Manager as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Manager as part of its annual consideration of the renewal of the Portfolio’s advisory agreement in June 2009, and that it had determined any such benefits to be reasonable. The Board also noted that it will consider ancillary benefits as part of any future annual review of the amended management agreement.

Amended Management Agreement: Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and Pyramis at the meetings, the Board concluded that approving the increased management fee rate was in the best interests of the Portfolio and its shareholders.

New Subadvisory Agreement: Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to AST Niemann Capital Portfolio by the Manager and Niemann Capital under the current management agreement and the current subadvisory agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Manager and Pyramis under the amended management agreement and the new subadvisory agreement.

The Board noted that the AST Niemann Capital Portfolio currently operates as a fund-of-funds by investing approximately 90% of its assets in other Trust portfolios (the Underlying Trust Portfolios) and approximately 10% of its assets in exchange-traded funds (ETFs). Niemann Capital is generally responsible for determining the AST Niemann Capital Portfolio’s target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of ETFs for 10% of the AST Niemann Capital Portfolio’s assets to gain exposure to certain “off-benchmark” investment categories. The Manager, however, is responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for Niemann Capital’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the AST Niemann Capital Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and ETFs.

Pyramis, on the other hand, will be responsible for asset allocation, security selection, and the day-to-day investment management of the Repositioned Portfolio. In particular, Pyramis will cause the Repositioned Portfolio’s assets to be directly invested in multiple asset classes, including (without limitation) U.S. equities (including small-cap equities), developed market equities, emerging market equities, and U.S. fixed-income. Pyramis will also pursue sophisticated derivatives and long-short strategies. In order to pursue these investment strategies, Pyramis must research and analyze global political, macro-economic, and currency issues, the characteristics of the different global capital markets, and differences in legislation in different foreign jurisdictions. The Board considered the Manager’s assertion that the proposed subadvisory fee rate reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by Pyramis as compared to Niemann Capital. In turn, the Portfolio’s use of the Pyramis investment strategy when compared to the current fund-of-fund structure will result in an increase in the amount of time, oversight, and attention that will be required by the Manager’s investment management, fund administration, legal, and compliance professionals. In short, the Manager believes that the proposed increased contractual investment management fee will permit the Manager to (i) retain Pyramis to handle asset allocation, security selection, and day-to-day investment management of the Repositioned Portfolio and (ii) recover some of the increased costs to be incurred by the Manager in connection with the proposed changes to the Portfolio.

With respect to the quality of services to be provided by Pyramis, the Board considered, among other things, the background and experience of Pyramis’ portfolio management team. The Board received presentations from representatives of Pyramis and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Pyramis’ organizational structure, senior management, investment operations, and other relevant information pertaining to Pyramis. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to Pyramis, summarizing his level of comfort from a compliance perspective with respect to the Manager’s recommendation to retain Pyramis as a subadviser to the Repositioned Portfolio.

The Board concluded that it was satisfied with the nature, extent, and quality of the investment subadvisory services anticipated to be provided to the Repositioned Portfolio by Pyramis and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Pyramis under the new subadvisory agreements would likely be high.

New Subadvisory Agreement: Performance of Portfolio

Although the Board considered the historical performance of the Niemann Capital Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended management agreement. The Board noted that the current management agreement had been considered and renewed by the Board in June 2009 as part of its annual consideration of the renewal of the Niemann Capital Portfolio’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving Pyramis as a subadviser for the Portfolio and that Pyramis would be implementing a new investment strategy for the Portfolio. The Board noted that Pyramis currently manages individual institutional accounts that are based entirely on each of four equity strategies and the Broad Market Duration Strategy. The Manager provided information to the Board concerning the historical investment performance of the individual Pyramis investment composites and the relevant blended performance benchmarks. A “composite” is a standardized aggregation of one or more funds or accounts into a single group that represents a particular investment objective or strategy. The Board noted that such composites generally outperformed their respective benchmark indexes for the relevant time periods. Although Pyramis does not currently manage and has not managed in the past any investment strategies that use the liquidity strategy or all of the investment strategies in the aggregate, the Board did review the back-tested hypothetical performance information it requested for the Portfolio that assumes the current expected allocation across the six investment strategies.

New Subadvisory Agreement: Investment Subadvisory Fee Rate

The Board considered the current contractual and effective subadvisory fee rate payable by the Manager to Niemann Capital and the subadvisers for the relevant Underlying Trust Portfolios under the current subadvisory arrangements along with the proposed contractual subadvisory fee rate to be paid by the Manager to Pyramis under the proposed subadvisory agreement. Notwithstanding the proposed increased subadvisory fee rate, the Board noted, however, that the gross effective subadvisory fee rate for the Repositioned Portfolio was lower than that of the AST Niemann Capital Portfolio based on recent data. The Board also considered, as described in more detail above, the qualitative difference in the nature of the services currently provided to the Portfolio by Niemann Capital and those expected to be provided to the Portfolio by Pyramis. As a result of these considerations, the Board concluded that Pyramis’ proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

New Subadvisory Agreement: Pyramis’ Profitability

Because the engagement of Pyramis is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees to Pyramis. The Board also noted that will consider profitability as part of any future annual review of the new subadvisory agreement.

New Subadvisory Agreement: Economies of Scale

The Board considered the potential for the Manager to experience economies of scale as the Portfolio grows in size. The Board considered that the amended management agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee rate for Pyramis would include breakpoints in the fee rate paid by the Manager to Pyramis, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board noted, however, that it considers ways in which economies of scale, to the extent they may exist, can be shared with investors during its annual review of the management agreement and that, given that the agreement with Pyramis is new, it would be appropriate to consider economies of scale in connection with that arrangement at the time of its annual consideration of the management agreement.

New Subadvisory Agreement: Other Benefits to the Subadviser or its affiliates from serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Pyramis and its affiliates as a result of Pyramis’ relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Pyramis included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

New Subadvisory Agreement: Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and Pyramis at the meeting, the Board concluded that approving the subadvisory agreement between the Manager and Pyramis was in the best interests of the Portfolio and its shareholders.

Results of Proxy Voting (Unaudited)

At a special meeting of shareholders held on December 22, 2009, Fund shareholders approved a proposal for an increase in the investment management fee rate paid to Prudential Investments LLC and AST Investment Services, Inc. by the AST Niemann Capital Growth Asset Allocation Portfolio in connection with the implementation of a new investment strategy for the portfolio.

Affirmative	17,153,034.907	51.418%

Against	13,509,742.101	40.497%

Abstain	2,697,165.176	8.085%

TOTAL	33,359,942.184	100.000%

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ADVANCED SERIES TRUST

SUPPLEMENT DATED DECEMBER 31, 2009
TO PROSPECTUS DATED MAY 1, 2009

AST UBS Dynamic Alpha Portfolio
(To be Renamed AST J.P. Morgan Strategic Opportunities Portfolio
Effective on or About March 15, 2010)

AST Niemann Capital Growth Asset Allocation Portfolio
(To be Renamed AST Fidelity Investments® Pyramis® Asset Allocation Portfolio
Effective on or About March 15, 2010)

This supplement sets forth changes to the Prospectus, dated May 1, 2009 (the Prospectus), of Advanced Series Trust (the Trust). The two Portfolios of the Trust discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

The changes relating to the AST UBS Dynamic Alpha Portfolio (to be renamed AST J.P. Morgan Strategic Opportunities Portfolio effective on or about March 15, 2010) are described in Section I to this Prospectus Supplement. The changes relating to the AST Niemann Capital Growth Asset Allocation Portfolio (to be renamed AST Fidelity Investments® Pyramis® Asset Allocation Portfolio effective on or about March 15, 2010) are described in Section II to this Prospectus Supplement.

No other Portfolios of the Trust are affected by this Prospectus Supplement.

I.  Changes Relating to AST UBS Dynamic Alpha Portfolio (To be Renamed AST J.P. Morgan Strategic Opportunities Portfolio Effective on or About March 15, 2010)

The Board of Trustees of the Trust (the Board) has approved: (i) replacing UBS Global Asset Management (Americas), Inc. (UBS) as the subadviser for the AST UBS Dynamic Alpha Portfolio (sometimes referred to herein as the UBS Portfolio) with J.P. Morgan Investment Management Inc. (J.P. Morgan); (ii) changing the name of the portfolio from the AST UBS Dynamic Alpha Portfolio to the AST J.P. Morgan Strategic Opportunities Portfolio (sometimes referred to herein as the AST J.P. Morgan Portfolio); and (iii) changing certain non-fundamental investment policies and the blended performance benchmark for the Portfolio in connection with the proposed subadvisory arrangements. These changes, which are expected to become effective on or about March 15, 2010, are summarized below.

Current Non-Fundamental Investment Policy of	New Non-Fundamental Investment Policy of
AST UBS Dynamic Alpha Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio

Investment Objective:	Investment Objective:

To seek to maximize total return, consisting of capital appreciation and current income	To seek to maximize return compared to the benchmark through security selection and tactical asset allocation

Asset Allocation:	General Debt-Equity Asset Allocation Mix:
No defined policy.	40% of assets in equity securities (+/- 5%) and 60% of assets in bonds and other fixed-income securities (+/-5%); with 30% of overall Portfolio assets in alternative asset classes

More Specific Asset Allocation Mix:
U.S. Equity Securities: 27% (+/- 8%)
Foreign Equity Securities: 13% (+/- 8%)
U.S. and Foreign Debt Securities: 50% (+/- 8%)
U.S. Treasury Bills: 10% (+/- 8%)

Current Non-Fundamental Investment Policy of	New Non-Fundamental Investment Policy of
AST UBS Dynamic Alpha Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio

Primary Benchmark:	Blended Performance Benchmark:
Merrill Lynch US Treasury	Russell 3000 Index: 27%
1-5 Year Index	MSCI EAFE Index: 13%
Barclays Capital Aggregate Bond Index: 50%

Secondary Benchmark:	U.S. Treasury Bills: 10%
Bureau of Labor Statistics Consumer Price Index

Depending upon market, economic, and financial conditions as of March 15, 2010 and the Trust’s ability to implement certain legal agreements and custody arrangements, it may take several weeks for J.P. Morgan to fully dispose of the UBS Portfolio’s securities and to begin to implement the investment strategies described below.

All references to the current AST UBS Dynamic Alpha Portfolio are hereby deemed deleted from the Prospectus as of the retention of J.P. Morgan and its implementation of its investment strategy for the Portfolio. Such implementation of J.P. Morgan’s investment strategy is expected to commence on or about March 15, 2010.

J.P. Morgan’s investment strategies and the AST J.P. Morgan Portfolio’s new investment objective and performance benchmarks, and the principal risks associated with an investment in the AST J.P. Morgan Portfolio are described below.

AST J.P. Morgan STRATEGIC OPPORTUNITIES PORTFOLIO (FORMERLY AST UBS DYNAMIC ALPHA PORTFOLIO):

        Investment Objective:    The investment objective of the AST J.P. Morgan Portfolio will be to seek to maximize return compared to its benchmark through security selection and tactical asset allocation. This investment objective is a non-fundamental investment policy of the AST J.P. Morgan Portfolio and may be changed by the Board without shareholder approval. No guarantee can be given that the AST J.P. Morgan Portfolio will achieve its investment objective, and the Portfolio may lose money.

Principal Investment Policies

       The AST J.P. Morgan Portfolio will utilize a variety of diversifying asset classes and investment styles, including a significant allocation to alternative investment strategies such as market neutral, 130/30, and absolute return.

The AST J.P. Morgan Portfolio may invest in a wide range of asset classes, including U.S. and non-U.S. equities, emerging markets equities, real estate investment trusts (REITs) domiciled in and outside of the United States, U.S. and non-U.S. fixed income, high yield bonds, convertible bonds, and emerging markets bonds. The allocation to these asset classes will vary depending on J.P. Morgan’s tactical views. Market neutral strategies seek to produce a positive return regardless of the direction of the equity markets. 130/30 strategies follow a particular index, for example the S&P 500, but allow J.P. Morgan to sell short securities that are deemed likely to decline in value. Absolute return strategies seek to generate a return in excess of prevailing yields on U.S. Treasuries or the London Interbank Offered Rate (LIBOR).

       Within its equity allocations, the AST J.P. Morgan Portfolio primarily invests in the common stock and convertible securities of U.S. and foreign companies, including companies that are located or domiciled in, or that derive significant revenues or profits from, emerging market countries. Equity securities in which the AST J.P. Morgan Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants and rights to buy common stocks, and master limited partnerships. The AST J.P. Morgan Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

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       The AST J.P. Morgan Portfolio will invest in securities denominated in foreign currencies and may seek to enhance returns and/or manage currency risk versus the benchmark where appropriate through managing currency exposure. Capital markets in certain countries may be less developed and/or not easy to access.

       With its fixed income allocation, the AST J.P. Morgan Portfolio may invest in a wide range of debt securities of issuers from the U.S. and other markets, both developed and emerging. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies, corporations, financial institutions and supranational organizations that the AST J.P. Morgan Portfolio believes have the potential to provide a high total return over time. The AST J.P. Morgan Portfolio may invest in inflation-linked debt securities, including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The AST J.P. Morgan Portfolio may invest in mortgage-related securities issued by governmental entities and private issuers.

       The AST J.P. Morgan Portfolio may invest assets in securities that are rated below investment grade (junk bonds) by Moody’s Investor Services, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by J.P. Morgan to be of comparable quality. Securities rated below investment grade may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics).

       The AST J.P. Morgan Portfolio may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

       The AST J.P. Morgan Portfolio may enter into short sales. In short selling transactions, the AST J.P. Morgan Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the AST J.P. Morgan Portfolio must borrow the security to make delivery to the buyer. The AST J.P. Morgan Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

       The AST J.P. Morgan Portfolio may invest in shares of exchange-traded funds (ETFs), REITs, affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

       The AST J.P. Morgan Portfolio may invest in common shares or preferred shares of unaffiliated closed-end funds.

       Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the AST J.P. Morgan Portfolio can invest. The AST J.P. Morgan Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of the AST J.P. Morgan Portfolio assets. The AST J.P. Morgan Portfolio may use derivatives for hedging or investment purposes, including to obtain significant amounts of long or short exposure.

       Up to approximately 5% of the AST J.P. Morgan Portfolio’s net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The AST J.P. Morgan Portfolio may also invest in ETFs for additional exposure to relevant markets.

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       For cash management or temporary defensive purposes, the AST J.P. Morgan Portfolio may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

Principal Risks of Investing in AST J.P. Morgan Portfolio

       Investments in the AST J.P. Morgan Portfolio are not guaranteed; investors may lose money by investing in the AST J.P. Morgan Portfolio. At any time, an investment in a mutual fund may be worth more or less than the price an investor originally paid for it. Investors may lose money by investing in the AST J.P. Morgan Portfolio because: (i) the value of the investments it owns changes, sometimes rapidly and unpredictably; (ii) the AST J.P. Morgan Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its investment strategy properly; or (iii) unforeseen occurrences in the securities markets negatively affect the AST J.P. Morgan Portfolio. Set forth below is a description of the principal risks associated with an investment in the AST J.P. Morgan Portfolio.

        Asset Transfer Program Risk.    The AST J.P. Morgan Portfolio may be used as a stand-alone investment option in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract owners may allocate their account values (referred to herein as the Permitted Sub-Accounts) and (ii) require contract owners to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner’s account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

       The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the AST J.P. Morgan Portfolio. Such asset transfers could adversely affect the investment performance of the AST J.P. Morgan Portfolio by requiring J.P. Morgan to purchase and sell securities at inopportune times and by otherwise limiting the ability of J.P. Morgan to fully implement its investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for the AST J.P. Morgan Portfolio, compared to other similar funds.

        Common and preferred stocks risk.    The AST J.P. Morgan Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

        Company risk.    The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval,

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the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Credit risk.    The AST J.P. Morgan Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which the AST J.P. Morgan Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by the AST J.P. Morgan Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody’s, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as “high-yield bonds” or “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of AST J.P. Morgan Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to the Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, J.P. Morgan will determine which rating it believes best reflects the security’s quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer’s debt securities. If the cost to buy protection against an issuer’s default increases, the credit risk associated with the issuer’s debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer’s debt securities.

        Derivatives risk.    The AST J.P. Morgan Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The AST J.P. Morgan Portfolio may use derivatives to earn income and enhance returns, to manage or adjust its risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

       As an open-end investment company registered with the Securities and Exchange Commission (the Commission), the AST J.P. Morgan Portfolio is subject to the federal securities laws, including the Investment Company Act of 1940 (the 1940 Act), related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the AST J.P. Morgan Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other Commissionor staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the AST J.P. Morgan Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the AST J.P. Morgan Portfolio is permitted to set aside liquid assets in an amount equal to its daily marked-to-market (net) obligations, if any (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the AST J.P. Morgan Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policies of the AST J.P. Morgan Portfolio in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

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       Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

       Credit risk.    The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the AST J.P. Morgan Portfolio. For example, the AST J.P. Morgan Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

        Currency risk.    The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

        Leverage risk.    The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

        Liquidity risk.    The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

        Additional risks:    Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the AST J.P. Morgan Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the AST J.P. Morgan Portfolio to lose more than the amount it invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

       The AST J.P. Morgan Portfolio may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the AST J.P. Morgan Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the AST J.P. Morgan Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The AST J.P. Morgan Portfolio is not required to use hedging and may choose not to do so. Because the AST J.P. Morgan Portfolio may use derivatives to seek to enhance returns, its investments will expose it to the risks outlined above to a greater extent than if it used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

        Foreign investment risk.    Investing in developed and emerging market securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

       Currency risk.    Changes in currency exchange rates may affect the value of foreign securities held by the AST J.P. Morgan Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of

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a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the AST J.P. Morgan Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in the Prospectus, the AST J.P. Morgan Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the AST J.P. Morgan Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See “Hedging Risk” below for more information.

        Emerging market risk.    To the extent that the AST J.P. Morgan Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

        Foreign market risk.    Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

       Information risk.    Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, J.P. Morgan will devote research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

       Liquidity risk.    Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

       Political developments.    Political developments may adversely affect the value of the AST J.P. Morgan Portfolio’s foreign securities.

       Political risk.    Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

       Regulatory risk.    Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

       Taxation risk.    Many foreign markets are not as open to foreign investors as U.S. markets. The AST J.P. Morgan Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the AST J.P. Morgan Portfolio.

       Growth stock risk.    Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do

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increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

        Hedging risk.    The decision as to whether and to what extent the AST J.P. Morgan Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that the AST J.P. Morgan Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

       High-yield risk.    The AST J.P. Morgan Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). Funds that invest in junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce the AST J.P. Morgan Portfolio’s ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

        Inflation-indexed securities risk.    Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The AST J.P. Morgan Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

        Interest rate risk.    The AST J.P. Morgan Portfolio will be subject to interest rate risk to the extent it invests in fixed-income securities. Interest rate risk is the risk that the rates of interest income generated by the AST J.P. Morgan Portfolio’s fixed-income investments may decline due to a decrease in market interest rates and that the market prices of the AST J.P. Morgan Portfolio’s fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

       Leveraging risk.    Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, J.P. Morgan can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the AST J.P. Morgan Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the AST J.P. Morgan Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of the AST J.P. Morgan Portfolio’s securities.

        Liquidity risk.    Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if the AST J.P. Morgan Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at

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the desired time or price, the AST J.P. Morgan Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect the AST J.P. Morgan Portfolio’s return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. The AST J.P. Morgan Portfolio will have greater exposure to liquidity risk to the extent its principal investment strategies involve foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The AST J.P. Morgan Portfolio generally may invest up to 15% of its net assets in illiquid securities. J.P. Morgan will monitor the AST J.P. Morgan Portfolio’s liquidity on an ongoing basis and will determine whether, in light of then-current circumstances, an adequate level of liquidity is being maintained. In the event the market value of the AST J.P. Morgan Portfolio’s illiquid securities exceeds 15% of the Portfolio’s net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the AST J.P. Morgan Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.

        Market risk.    Market risk is the risk that the equity and fixed-income markets in which the AST J.P. Morgan Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

        Mid-capitalization company risk.    The AST J.P. Morgan Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

        Mortgage risk.    Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the AST J.P. Morgan Portfolio may exhibit additional volatility if it has exposure to mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the AST J.P. Morgan Portfolio because it will have to reinvest that money at the lower prevailing interest rates.

       Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored

9

enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities. The AST J.P. Morgan Portfolio may invest up to 10% of its net assets in sub-prime mortgage-related securities.

       Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the Treasury was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. On September 6, 2008, at the request of the Secretary of the Treasury, the Chairman of the Board of Governors of the Federal Reserve (the Federal Reserve) and the Director of the FHFA, each of Freddie Mac’s and Fannie Mae’s boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac reported that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company had advised them that it had not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies’ debt and equities is unclear. On September 7, 2008, the Treasury entered into agreements with Fannie Mae and Freddie Mac to purchase up to $100 billion of preferred shares in each company to ensure the companies’ maintain a positive net worth. On February18, 2009, the amount of preferred shares the Treasury is authorized to purchase was increased to $200 billion for each company. The effect that the Treasury’s purchases of preferred stock will have on the companies’ debt and equities is unclear.

       On November 25, 2008, the Federal Reserve announced that it would initiate a program to purchase up to $100 billion of debt issued by Fannie Mae, Freddie Mac and the Federal Home Loan banks and up to $500 billion in mortgage-backed securities backed by Fannie Mae, Freddie Mac and Ginnie Mae. On March 12, 2009, the Federal Reserve announced that it would increase the amount of debt it would purchase by $100 billion and the amount of mortgage-backed securities it would purchase by $750 billion. As a result, the Federal Reserve anticipates that by the end of the first quarter of 2010 it will have purchased a total of $1.25 trillion in mortgage-backed securities backed by Fannie Mae, Freddie Mac and Ginnie Mae and as much as $200 billion of debt issued by Fannie Mae, Freddie Mac and the Federal Home Loan banks. These purchases by the Federal Reserve were designed to support the prices of the companies’ debt and mortgage-backed securities. It is unlikely that the Federal Reserve will further increase the amount of debt and mortgage-backed securities purchased under this program. The effect of the purchase program, the end of such program and the period of time the Federal Reserve will hold the companies’ debt and such mortgage-backed securities remain unclear.

       Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities. Members of Congress have indicated that within the next year they will propose legislation reforming the oversight and structure of Fannie Mae and Freddie Mac. The effect that these reforms will have on the companies’ debt and equities is unclear.

       Portfolio turnover risk.    The AST J.P. Morgan Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by J.P. Morgan. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer

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mark-ups and other transaction-related expenses), which can adversely affect the AST J.P. Morgan Portfolio’s performance. J.P. Morgan generally will not consider the length of time the Portfolio has held a particular security in making investment decisions. In fact, J.P. Morgan may engage in active trading on behalf of the Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. The AST J.P. Morgan Portfolio’s turnover rate may be higher than that of other mutual funds due to J.P. Morgan’s investment strategies.

       In addition, the AST J.P. Morgan Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the AST J.P. Morgan Portfolio. Such asset transfers could adversely affect the AST J.P. Morgan Portfolio’s investment performance by requiring J.P. Morgan to purchase and sell securities at inopportune times and by otherwise limiting J.P. Morgan’s ability to fully implement the Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for the AST J.P. Morgan Portfolio compared to other similar funds.

       Prepayment or call risk.    Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the AST J.P. Morgan Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

       Selection risk.    J.P. Morgan will actively manage the AST J.P. Morgan Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by J.P. Morgan will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

       Short sale risk.    The AST J.P. Morgan Portfolio may enter into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Entering into short sales exposes the AST J.P. Morgan Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities’ price would be expected to rise. Although the AST J.P. Morgan Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

       Small company risk.    The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the AST J.P. Morgan Portfolio’s ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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       Debt obligations issued or guaranteed by the U.S. government and government-related entities risk.    Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

       Value stock risk.    Investing in value stocks carries the risks that the market will not recognize the stock’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

ESTIMATED FEES AND EXPENSES

Estimated Fees and Expenses of the AST J.P. Morgan Portfolio

       The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the AST J.P. Morgan Portfolio. The estimated fees and expenses shown below are based upon the AST J.P. Morgan Portfolio’s estimated expenses for the 12-month period ending December 31, 2009, assuming implementation of J.P. Morgan’s investment strategy at the beginning of such period, and are expressed as a percentage of the net assets of the AST J.P. Morgan Portfolio as of June 30, 2009. Future fees and expenses may be greater or less than those indicated below.

       The table below does not include charges attributable to variable annuity or variable life contracts (referred to herein as Contracts). Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See your Contract prospectus for more information about Contract charges.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from AST J.P. Morgan Portfolio assets)

Investment Management	Other	Short Sale Dividend	AST J.P. Morgan Portfolio Total
Fees	Expenses*	Expenses**	Operating Expenses

1.00%	0.16%	0.12%	1.28%

*	The term “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, non-interested Trustee fees, and fees for certain other miscellaneous items that are paid by the AST J.P. Morgan Portfolio. Shares of the Trust’s investment portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Trust’s investment portfolios under which the Trust compensates the issuers in an amount equal to 0.10% of the AST J.P. Morgan Portfolio’s average daily net assets for providing certain ongoing administrative services to shareholders in lieu of the Trust providing such administrative services directly to shareholders, subject to certain voluntary breakpoints. Such administrative services include, for example, the printing and mailing of fund prospectuses and shareholder reports.

**	The AST J.P. Morgan Portfolio is expected to engage in short sale activity to implement its market neutral and absolute return strategies. In general, taking a short position involves borrowing a security (usually from a broker), and selling the security in the open market, while receiving cash in as the proceeds from the sale. The AST J.P. Morgan Portfolio generally receives interest (a credit to the Portfolio) on the cash proceeds from its short sales that are held as collateral at the broker. However, the AST J.P. Morgan Portfolio must, while a short position is open with respect to a stock, pay out dividends paid on the shorted stock to the broker. This will represent an expense to the AST J.P. Morgan Portfolio. Even though these short sale dividend expenses are typically offset, in whole or in

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part, by the credits received from earnings on the short sale proceeds, SEC accounting rules will require the AST J.P. Morgan Portfolio to include the full amount of those short sale dividend expenses in its total operating expense ratio for purposes of the above fee table without any offset for those interest earnings. The estimated short sale dividend expenses for the AST J.P. Morgan Portfolio are 0.12% of the Portfolio’s average daily net assets.

EXPENSE EXAMPLES

       These examples are intended to help you compare the cost of investing in the AST J.P. Morgan Portfolio with the cost of investing in other mutual funds.

       The Examples assume that you invest $10,000 in the AST J.P. Morgan Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the AST J.P. Morgan Portfolio’s total operating expenses reimbursements are in effect. These Examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if Contract-related charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
AST J.P. Morgan Strategic Opportunities Portfolio	$130	$406	$702	$1,545

       Information about the investment management and subadvisory arrangements for the AST J.P. Morgan Portfolio is provided below:

Investment Managers

       AST Investment Services, Inc. (AST), One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to over 50 investment company portfolios (including the Portfolios of the Trust). AST serves as co-manager of the Trust along with Prudential Investments LLC (PI). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of AST’s investment management responsibilities with respect to the Trust. A description of the advisory services to be provided to the AST J.P. Morgan Portfolio is set forth in the Prospectus under the heading “Management of the Trust.”

       A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreements is available in the Trust’s semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust’s annual report (for agreements approved during the six month period ended December 31). To that end, a discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements for the AST J.P. Morgan Portfolio will be available in the Trust’s annual report for the fiscal year ending December 31, 2009.

New Subadviser and Portfolio Managers

       J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of June 30, 2009, J.P. Morgan and its affiliated companies had approximately $1.2 trillion in assets under management worldwide. J.P. Morgan’s address is 245 Park Avenue, New York, New York 10167.

       Michael Fredericks is a portfolio manager in the firm’s U.S. Global Multi-Asset Group, based in New York. An employee of J.P. Morgan since 2006, Michael is responsible for managing a diversified mutual fund, several insurance trust funds and a variety of institutional defined benefit accounts. Prior to joining the firm, he was a global equity analyst at Nicholas Applegate Capital Management and a global research manager at Callan Associates. Michael obtained a BA in Economics and History from the University of California Berkeley and a Masters of Pacific International Affairs with an emphasis in Latin America from the University of California San Diego.

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        II.  Changes relating to AST Niemann Capital Growth Asset Allocation Portfolio (To be Renamed AST Fidelity Investments® Pyramis® Asset Allocation Portfolio Effective on or About March 15, 2010)

       The beneficial shareholders of the AST Niemann Capital Growth Asset Allocation Portfolio (the AST Niemann Capital Portfolio) recently approved an increase in the investment management fee rate paid to the Investment Managers by the Portfolio. As a result, the contractual investment management fee rate for the Portfolio will increase from 0.30% to 0.85% of the Portfolio’s average daily net assets. The Investment Managers proposed the above-referenced increase in the investment management fee rate in order to be able to retain Pyramis Global Advisors, LLC, a Fidelity Investments company (Pyramis or the New Subadviser) as the subadviser for the Portfolio. Such subadvisory arrangements are expected to become effective on or about March 15, 2010. In connection therewith, also on or about March 15, 2010: (i) the Investment Managers will terminate Niemann Capital Management Inc. (Niemann Capital) as the subadviser for the AST Niemann Capital Portfolio; (ii) Pyramis will begin to implement a new asset allocation strategy for the Portfolio; (iii) the name of the Portfolio will be changed from the AST Niemann Capital Growth Asset Allocation Portfolio to the AST Fidelity Investments® Pyramis® Asset Allocation Portfolio (the Repositioned Portfolio); and (iv) certain changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies will become effective.

       The AST Niemann Capital Portfolio currently operates as a fund-of-funds. Under normal circumstances, the AST Niemann Capital Portfolio invests approximately 90% of its assets in other portfolios of the Trust (referred to herein as Underlying Trust Portfolios) and approximately 10% of its assets in exchange-traded funds (ETFs) rather than investing directly in equity and fixed-income securities and other financial instruments. Upon effectiveness of these changes, the Portfolio will no longer operate as a fund-of-funds. Instead, Pyramis will purchase and sell equity and debt securities and other financial instruments to implement the various investment strategies described below. The Portfolio will, however, remain an asset allocation investment vehicle. These changes, which are expected to become effective on or about March 15, 2010, are summarized below.

New Non-Fundamental Investment Policy of
Current Non-Fundamental Investment Policy of	AST Fidelity Investments® Pyramis® Asset
AST Niemann Capital Growth Asset Allocation Portfolio	Allocation Portfolio

Investment Objective:	Investment Objective:

Highest potential total return consistent with its	Seeks to maximize total return
specified level of risk tolerance

Fund-of-Funds:	Fund-of-Funds:
Under normal circumstances, the AST Niemann	Termination of policy. Under normal circumstances,
Capital Portfolio invests approximately 90% of its	the Repositioned Portfolio will invest in equity and
assets in Underlying Trust Portfolios and	fixed-income securities and other financial
approximately 10% of its assets in ETFs.	instruments. The Repositioned Portfolio may,
however, invest in other investment companies to the
extent permitted by the 1940 Act and the rules
thereunder.

Long/Short Strategies	Long/Short Strategies
Not directly used	Portfolio will implement Large Cap Core 130/30
strategy described below in more detail

Blended Performance Benchmark:	Blended Performance Benchmark:
Russell 3000 Index: 60%	S&P 500 Index: 50%
MSCI EAFE Index: 10%	MSCI EAFE Index: 20%
Barclays Capital Aggregate Bond Index: 30%	Barclays Capital Aggregate Bond Index: 30%

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       Depending upon market, economic, and financial conditions as of March 15, 2010 and the Trust’s ability to implement certain legal agreements and custody arrangements, it may take several weeks for Pyramis to fully dispose of the AST Niemann Capital Portfolio’s securities and to fully implement the investment strategies described below.

       All references to the current AST Niemann Capital Growth Asset Allocation Portfolio are hereby deemed deleted from the Prospectus as of the retention of Pyramis and its implementation of its investment strategy for the Portfolio. Such implementation of Pyramis’ investment strategy is expected to commence on or about March 15, 2010.

       Pyramis’ investment strategy, the Repositioned Portfolio’s new investment objective and performance benchmarks, and the principal risks associated with an investment in the Repositioned Portfolio are described below.

AST FIDELITY INVESTMENTS® PYRAMIS® ASSET ALLOCATION PORTFOLIO
(FORMERLY AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO):

       Investment Objective: The investment objective of the Repositioned Portfolio will be to seek to maximize total return. This investment objective is a non-fundamental investment policy of the Repositioned Portfolio and may be changed by the Board without shareholder approval. No guarantee can be given that the Repositioned Portfolio will achieve its investment objective, and the Portfolio may lose money.

Principal Investment Policies

       In seeking to achieve the Repositioned Portfolio’s investment objective, Pyramis will cause the Repositioned Portfolio’s assets to be allocated across six uniquely specialized investment strategies (collectively, the Investment Strategies). The Repositioned Portfolio will have four strategies that invest primarily in equity securities (i.e., the Equity Strategies), one fixed-income strategy (i.e., the Broad Market Duration Strategy), and one strategy designed to provide liquidity (i.e., the Liquidity Strategy). The current expected allocation across the six Investment Strategies is set forth below:

Investment Strategy	Estimated Percentage of Repositioned Portfolio Assets

Large Cap Core 130/30	26%
(May range from 21%-31% under normal circumstances)
Small/Mid Cap Core	19%
(May range from 14%-24% under normal circumstances)
International Value	10%
(May range from 5%-15% under normal circumstances)
International Growth	10%
(May range from 5%-15% under normal circumstances)
Broad Market Duration Strategy	30%
(May range from 25%-35% under normal circumstances)
Liquidity Strategy	5%
(May range from 0%-10% under normal circumstances)

       Under normal circumstances, it is expected that the assets of the Repositioned Portfolio will be allocated across the domestic equity, international equity and fixed-income asset classes as set forth below.

Percentage of Assets Allocated to
Percentage of Assets Allocated to	Percentage of Assets Allocated to	Domestic and Foreign
Domestic Equities	Foreign Equities	Fixed-Income Securities

50%	20%	30%
(Approximate Range of 40-60%)	(Approximate Range of 10-30%)	(Approximate Range of 20-40%)

2.  Large Cap Core 130/30 Strategy.    The Large Cap Core 130/30 Strategy is a type of long/short equity strategy. This type of strategy will involve selling short a portion of the securities or derivative instruments held by the Portfolio and using the proceeds from such short sales, or other borrowings, to purchase

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additional securities or derivative instruments on a long basis. The “130” portion stands for 130% exposure to the long portfolio and the “30” portion stands for 30% exposure to the short portfolio. The Large Cap Core 130/30 Strategy is expected to be sector neutral as compared to the S&P 500 Index and broadly diversified. Pyramis will use a bottom-up, fundamental investment strategy to select long and short candidates.

3.  Small/Mid Cap Core Strategy.    Pyramis will use a bottom-up, fundamental investment strategy to produce a broadly diversified portfolio of small and mid-cap securities. The Small/Mid Cap Core Strategy is expected to be sector neutral as compared to the Russell 2500 Index.

4.  International Value Strategy.    Pyramis will use a value-oriented investment approach to produce a diversified international portfolio. In selecting securities for this strategy, Pyramis will focus on stocks that it believes are inexpensively priced in relation to their earnings power and cash generation capability.

5.  International Growth Strategy.    Pyramis will use a growth-oriented investment approach to produce a diversified portfolio of large-, medium-, and small-cap companies in Europe, Japan, and the Pacific Basin. In selecting securities for this strategy, Pyramis will concentrate on companies with above-average earnings growth combined with attractive relative valuations and companies that possess fundamental strength in technology or business strategy that provide a competitive advantage.

6.  Broad Market Duration Strategy.    The Broad Market Duration Strategy will primarily invest in a full spectrum of US dollar—denominated investment-grade securities and related instruments. These fixed income investments may include fixed income securities, forward contracts or derivatives, such as options, futures contracts, or swap agreements. Pyramis intends for the assets attributable to this strategy to be well diversified across sectors and issuers. To that end, a typical portfolio for this strategy will hold approximately 125—150 issuers with an average weighting of 0.5% of relevant assets. Pyramis also expects to maintain a duration similar to that of the Barclays Capital Aggregate Bond Index (the Barclays Capital Index). As of June 30, 2009, the average duration of the Barclays Capital Index was approximately 4.30 years. In selecting fixed income investments for this strategy, Pyramis will use bottom-up fundamental analysis, in-depth quantitative and credit research, and sophisticated risk management tools.

7.  Liquidity Strategy.    Up to approximately 5% of the Repositioned Portfolio’s net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The Repositioned Portfolio may also invest in ETFs for additional exposure to relevant markets.

       Temporary Investments.    Up to 100% of the Repositioned Portfolio’s assets may be invested temporarily in cash or cash equivalents and the Repositioned Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government or corporate obligations, commercial paper, bank obligations, and repurchase agreements. While the Repositioned Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

Principal Risks of Investing in Repositioned Portfolio

       Investments in the Repositioned Portfolio are not guaranteed; investors may lose money by investing in the Repositioned Portfolio. At any time, an investment in a mutual fund may be worth more or less than the price an investor originally paid for it. Investors may lose money by investing in the Repositioned Portfolio because: (i) the value of the investments it owns changes, sometimes rapidly and unpredictably; (ii) the Repositioned Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its investment strategy properly; or (iii) unforeseen occurrences in the securities markets

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negatively affect the Repositioned Portfolio. Set forth below is a description of the principal risks associated with an investment in the Repositioned Portfolio.

        Asset Transfer Program Risk.    The Repositioned Portfolio may be used as a stand-alone investment option in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract owners may allocate their account values (referred to herein as the Permitted Sub-Accounts) and (ii) require contract owners to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner’s account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

       The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the Repositioned Portfolio. Such asset transfers could adversely affect the investment performance of the Repositioned Portfolio by requiring Pyramis to purchase and sell securities at inopportune times and by otherwise limiting the ability of Pyramis to fully implement its investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for the Repositioned Portfolio, compared to other similar funds.

        Common and preferred stocks risk.    The Repositioned Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

        Company risk.    The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Credit risk.    The Repositioned Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which the Repositioned Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by the Repositioned Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody’s, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative

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characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as “high-yield bonds” or “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Repositioned Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to the Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, Pyramis will determine which rating it believes best reflects the security’s quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer’s debt securities. If the cost to buy protection against an issuer’s default increases, the credit risk associated with the issuer’s debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer’s debt securities.

       Derivatives risk.    The Repositioned Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Repositioned Portfolio may use derivatives to earn income and enhance returns, to manage or adjust its risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

       As an open-end investment company registered with the Commission, the Repositioned Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Repositioned Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Repositioned Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Repositioned Portfolio is permitted to set aside liquid assets in an amount equal to its daily marked-to-market (net) obligations, if any (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Repositioned Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policies of the Repositioned Portfolio in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

       Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

       Credit risk.    The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Repositioned Portfolio. For example, the Repositioned Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

       Currency risk.    The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

       Leverage risk.    The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain

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investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

       Liquidity risk.    The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

       Additional risks:    Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Repositioned Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Repositioned Portfolio to lose more than the amount it invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

       The Repositioned Portfolio may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Repositioned Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Repositioned Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Repositioned Portfolio is not required to use hedging and may choose not to do so. Because the Repositioned Portfolio may use derivatives to seek to enhance returns, its investments will expose it to the risks outlined above to a greater extent than if it used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

       Foreign investment risk.    Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

       Currency risk.    Changes in currency exchange rates may affect the value of foreign securities held by the Repositioned Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Repositioned Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in the Prospectus, the Repositioned Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Repositioned Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See “Hedging Risk” below for more information.

       Emerging market risk.    To the extent that the Repositioned Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition,

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profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

        Foreign market risk.    Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

        Information risk.    Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, Pyramis will devote research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

        Liquidity risk.    Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

        Political developments.    Political developments may adversely affect the value of the Repositioned Portfolio’s foreign securities.

        Political risk.    Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

        Regulatory risk.    Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

       Taxation risk.    Many foreign markets are not as open to foreign investors as U.S. markets. The Repositioned Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the Repositioned Portfolio.

        Growth stock risk.    Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

        Hedging risk.    The decision as to whether and to what extent the Repositioned Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that the Repositioned Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

       High-yield risk.    The Repositioned Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). Funds that invest in junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could

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adversely affect the market for high-yield securities and reduce the Repositioned Portfolio’s ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

        Inflation-indexed securities risk.    Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Repositioned Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

        Interest rate risk.    The Repositioned Portfolio will be subject to interest rate risk to the extent it invests in fixed-income securities. Interest rate risk is the risk that the rates of interest income generated by the Repositioned Portfolio’s fixed-income investments may decline due to a decrease in market interest rates and that the market prices of the Repositioned Portfolio’s fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

       Leveraging risk.    Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, Pyramis can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Repositioned Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Repositioned Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Repositioned Portfolio’s securities.

       Liquidity risk.    Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if the Repositioned Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, the Repositioned Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect the Repositioned Portfolio’s return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. The Repositioned Portfolio will have greater exposure to liquidity risk to the extent its principal investment strategies involve foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The Repositioned Portfolio generally may invest up to 15% of its net assets in illiquid securities. Pyramis will monitor the Repositioned Portfolio’s liquidity on an ongoing basis and will determine whether, in light of then-current circumstances, an adequate level of liquidity is being maintained. In the event the market value of the Repositioned Portfolio’s illiquid securities exceeds 15% of the Portfolio’s net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Repositioned Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.

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        Market risk.    Market risk is the risk that the equity and fixed-income markets in which the Repositioned Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

        Mid-capitalization company risk.    The Repositioned Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

        Mortgage risk.    Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Repositioned Portfolio may exhibit additional volatility if it has exposure to mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Repositioned Portfolio because it will have to reinvest that money at the lower prevailing interest rates.

       Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.Although the Repositioned Portfolio currently does not intend to invest in sub-prime mortgage-related securities, it may invest a portion of its assets in such securities in the future depending upon then-current market, financial, and economic conditions.

       Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the Treasury was authorized to

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increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. On September 6, 2008, at the request of the Secretary of the Treasury, the Chairman of the Federal Reserve and the Director of the FHFA, each of Freddie Mac’s and Fannie Mae’s boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac reported that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company had advised them that it had not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies’ debt and equities is unclear. On September 7, 2008, the Treasury entered into agreements with Fannie Mae and Freddie Mac to purchase up to $100 billion of preferred shares in each company to ensure the companies’ maintain a positive net worth. On February18, 2009, the amount of preferred shares the Treasury is authorized to purchase was increased to $200 billion for each company. The effect that the Treasury’s purchases of preferred stock will have on the companies’ debt and equities is unclear.

       On November 25, 2008, the Federal Reserve announced that it would initiate a program to purchase up to $100 billion of debt issued by Fannie Mae, Freddie Mac and the Federal Home Loan banks and up to $500 billion in mortgage-backed securities backed by Fannie Mae, Freddie Mac and Ginnie Mae. On March 12, 2009, the Federal Reserve announced that it would increase the amount of debt it would purchase by $100 billion and the amount of mortgage-backed securities it would purchase by $750 billion. As a result, the Federal Reserve anticipates that by the end of the first quarter of 2010 it will have purchased a total of $1.25 trillion in mortgage-backed securities backed by Fannie Mae, Freddie Mac and Ginnie Mae and as much as $200 billion of debt issued by Fannie Mae, Freddie Mac and the Federal Home Loan banks. These purchases by the Federal Reserve were designed to support the prices of the companies’ debt and mortgage-backed securities. It is unlikely that the Federal Reserve will further increase the amount of debt and mortgage-backed securities purchased under this program. The effect of the purchase program, the end of such program and the period of time the Federal Reserve will hold the companies’ debt and such mortgage-backed securities remain unclear.

       Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities. Members of Congress have indicated that within the next year they will propose legislation reforming the oversight and structure of Fannie Mae and Freddie Mac. The effect that these reforms will have on the companies’ debt and equities is unclear.

       Portfolio turnover risk.    The Repositioned Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by Pyramis. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect the Repositioned Portfolio’s performance. Pyramis generally will not consider the length of time the Portfolio has held a particular security in making investment decisions. In fact, Pyramis may engage in active trading on behalf of the Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. The Repositioned Portfolio’s turnover rate may be higher than that of other mutual funds due to Pyramis’ investment strategies.

       In addition, the Repositioned Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may,

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however, result in large-scale asset flows into and out of the Repositioned Portfolio. Such asset transfers could adversely affect the Repositioned Portfolio’s investment performance by requiring Pyramis to purchase and sell securities at inopportune times and by otherwise limiting Pyramis’ ability to fully implement the Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for the Repositioned Portfolio compared to other similar funds.

       Prepayment or call risk.    Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Repositioned Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

       Selection risk.    Pyramis will actively manage the Repositioned Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by Pyramis will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

       Short sale risk.    The Repositioned Portfolio may enter into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Entering into short sales exposes the Repositioned Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities’ price would be expected to rise. Although the Repositioned Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

       Small company risk.    The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Repositioned Portfolio’s ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

       Debt obligations issued or guaranteed by the U.S. government and government-related entities risk.    Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

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       Value stock risk.    Investing in value stocks carries the risks that the market will not recognize the stock’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

ESTIMATED FEES AND EXPENSES

Estimated Fees and Expenses of the Repositioned Portfolio

       The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Repositioned Portfolio. The estimated fees and expenses shown below are based upon the Repositioned Portfolio’s estimated expenses for the 12-month period ending December 31, 2009, assuming effectiveness of the increased investment management fee rate and implementation of Pyramis’ investment strategy at the beginning of such period, and are expressed as a percentage of the net assets of the Repositioned Portfolio as of June 30, 2009. Future fees and expenses may be greater or less than those indicated below.

       The table below does not include charges attributable to variable annuity or variable life contracts (referred to herein as Contracts). Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See your Contract prospectus for more information about Contract charges.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Repositioned Portfolio assets)

Investment Management	Other	Short Sale Dividend	Repositioned Portfolio Total
Fees	Expenses*	Expenses**	Operating Expenses

0.85%	0.27%	0.15%	1.27%

*	The term “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, non-interested Trustee fees, and fees for certain other miscellaneous items that are paid by the Repositioned Portfolio. Shares of the Trust’s investment portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Trust’s investment portfolios under which the Trust compensates the issuers 0.10% in an amount equal to 0.10% of the Repositioned Portfolio’s average daily net assets for providing certain ongoing administrative services to portfolio shareholders in lieu of the Trust providing such administrative services directly to shareholders, subject to certain voluntary breakpoints. Such administrative services include, for example, the printing and mailing of fund prospectuses and shareholder reports.

**	The Repositioned Portfolio is expected to engage in short sale activity to implement its Large Cap Core 130/30 Strategy. In general, taking a short position involves borrowing a security (usually from a broker), and selling the security in the open market, while receiving cash in as the proceeds from the sale. The Repositioned Portfolio generally receives interest (a credit to the Portfolio) on the cash proceeds from its short sales that are held as collateral at the broker. However, the Repositioned Portfolio must, while a short position is open with respect to a stock, pay out dividends paid on the shorted stock to the broker. This will represent an expense to the Repositioned Portfolio. Even though these short sale dividend expenses are typically offset, in whole or in part, by the credits received from earnings on the short sale proceeds, SEC accounting rules will require the Repositioned Portfolio to include the full amount of those short sale dividend expenses in its total operating expense ratio for purposes of the above fee table without any offset for those interest earnings. The estimated short sale dividend expenses for the Repositioned Portfolio are 0.15% of the Portfolio’s average daily net assets.

EXPENSE EXAMPLES

       The Expense Examples below are intended to help you compare the cost of investing in the Repositioned Portfolio under the new investment management fee arrangement with the cost of investing in other mutual funds. These Expense Examples assume that you invest $10,000 in the Repositioned Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Repositioned Portfolio’s total operating expenses remain the same, and that no expense waivers and

25

reimbursements are in effect. These Examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if Contract-related charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
AST Fidelity Investments® Pyramis® Asset Allocation Portfolio	$129	$403	$697	$1,534

       Information about the investment management and subadvisory arrangements for the Repositioned Portfolio is provided below:

Investment Managers

       AST Investment Services, Inc. (AST), One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to over 50 investment company portfolios (including the Portfolios of the Trust). AST serves as co-manager of the Trust along with Prudential Investments LLC (PI). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of AST’s investment management responsibilities with respect to the Trust. A description of the advisory services to be provided to the Repositioned Portfolio is set forth in the Prospectus under the heading “Management of the Trust.”

       A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreements is available in the Trust’s semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust’s annual report (for agreements approved during the six month period ended December 31). To that end, a discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements for the Repositioned Portfolio will be available in the Trust’s annual report for the fiscal year ending December 31, 2009.

New Subadviser and Portfolio Managers

       Pyramis Global Advisors, LLC is the subadviser to the Repositioned Portfolio and makes the day-today investment management decisions for the Repositioned Portfolio. Pyramis is an indirect wholly-owned subsidiary of FMR LLC. As of June 30, 2009, Pyramis Global Advisors, LLC and its Pyramis Group affiliates managed approximately $131 billion in assets worldwide. Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.

       Mark Friebel is Senior Vice President and Head of Asset Allocation at Pyramis Global Advisors, a unit of Fidelity Investments and portfolio manager for AST Fidelity Investments® Pyramis® Asset Allocation Portfolio. Prior to joining Pyramis, Mark was head of the asset allocation and product strategy group at Barclays Global Investors, N.A., (BGI) San Francisco. As BGI’s principal asset allocation strategist, he led development of a broad range of new asset allocation products employing commodity, currency, overlay, and custom alpha/beta strategies, including the firm’s first lifecycle product, which he designed in the mid-1990s. Mark earned a Bachelor of Science degree in Political Science from Santa Clara University and a Master’s degree in Business Administration with a concentration in International Management from Thunderbird Global School of Management. He holds the Financial Industry Regulatory Authority (formerly NASD) Series 7, 24, and 63 licenses.

       Fidelity Investments and Pyramis are registered service marks of FMR LLC. Used by permission.

ASTSUP8

26

Advanced Series Trust
The Prudential Series Fund

Supplement dated January 14, 2010 to Prospectuses dated May 1, 2009
This Supplement sets forth certain changes to the Prospectuses of Advanced Series Trust (the Trust) and The Prudential Series Fund (the Fund), each dated May 1, 2009 (each, a Prospectus). The Portfolios discussed in this Supplement may not be available under your variable annuity contract or variable life insurance policy. For more information about the Portfolios available under your variable annuity contract or variable life insurance policy, please refer to your most recent variable insurance product prospectus. The following should be read in conjunction with the relevant Prospectus and should be retained for future reference

I.    Proposed Fund Reorganizations
The Board of Trustees of the Fund recently approved the fund reorganizations described below.

Target Fund	Acquiring Fund

SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio
of The Prudential Series Fund	of The Prudential Series Fund
SP Davis Value Portfolio	Value Portfolio
of The Prudential Series Fund	of The Prudential Series Fund
SP Strategic Partners Focused Growth Portfolio	Jennison Portfolio
of The Prudential Series Fund	of The Prudential Series Fund

Pursuant to these proposals, the assets and liabilities of each Target Fund would be exchanged for shares of the corresponding Acquiring Fund and beneficial shareholders of a Target Fund would become beneficial shareholders of the corresponding Acquiring Fund. No sales charges would be imposed in connection with any of the reorganizations. The Acquiring Fund shares to be received by Target Fund shareholders in a reorganization will be equal in value to the Target Fund shares beneficially held by such shareholders immediately prior to the reorganization. The completion of each reorganization transaction is subject to approval by the beneficial shareholders of the relevant Target Fund and the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the relevant reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective beneficial shareholders.

Shareholder approval of one reorganization is not contingent upon shareholder approval of any other reorganization. The completion of one reorganization is not contingent upon the completion of any other reorganization.

It is anticipated that proxy statements/prospectuses relating to these transactions will be mailed to Target Fund shareholders during February 2010 and that the special meetings of Target Fund shareholders will be held during March 2010. Assuming receipt of the required shareholder approvals and satisfaction of the relevant closing conditions for the reorganization transactions, it is expected that the reorganization transactions would be completed during April or May of 2010.

II.    Merrill Lynch Indexes Become BofA Merrill Lynch Indexes
In January 2009, Bank of America Corporation completed its acquisition of Merrill Lynch & Co., Inc. As a result of this acquisition, the Merrill Lynch securities indexes have been rebranded as BofA Merrill Lynch indexes. Within the prospectus, references to Merrill Lynch as part of an index name are replaced with BofA Merrill Lynch. As of the date hereof, there have been no changes to the composition of the indexes as a direct result of the rebranding.

ASTSUP10
PSFSUP7

Advanced Series Trust Table of Contents	Annual Report	December 31, 2009

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS
A1 Schedule of Investments and Financial Statements
B1 Notes to Financial Statements
C1 Financial Highlights
D1 Report of Independent Registered Public Accounting Firm
E1 Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2009

■  DEAR CONTRACT OWNER

Our primary focus at Prudential is to help investors achieve and maintain long-term financial success. Our Advanced Series Trust annual report outlines our efforts to reach this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 130 years, and the quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is your best resource to make the most informed investment decisions to help meet your needs. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Diversification does not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stephen Pelletier President, Advanced Series Trust	January 29, 2010

Advanced Series Trust, Bond Portfolio 2015 Subadvised by: Prudential Investment Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-0.38%	7.27%
Barclays Capital U.S. Government/Credit Index	4.52	4.31
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Bond Portfolio 2015 declined 0.38%.

The U.S. government and the Federal Reserve (the Fed) took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than super-safe U.S. Treasury securities.

Among U.S. bond markets, high yield corporate “junk” bond prices soared, enabling that below investment-grade market to post a record annual return that beat other U.S. bond markets. The investment-grade corporate bond market scored a double-digit gain. However, the Treasury market posted a loss in 2009, hurt by renewed inflation fears, the preference for riskier assets, and supply pressures that emerged as the Treasury Department issued a flood of securities.

Prudential Fixed Income runs the Portfolio, which invests in a zero coupon swap agreement that aims to replicate the performance of the Barclays Capital Fixed Term Zero Coupon Swap Index December 31, 2015. Entering into the swap is intended to help the Portfolio achieve a better match between its assets and liabilities since the Portfolio matures in 2015.

The Portfolio also invested in a variety of investment-grade fixed income markets, with the emphasis in 2009 on investment-grade corporate bonds, commercial mortgage-backed securities, and asset-backed securities, whose interest and principal are paid by cash flows from certain types of consumer or business loans. The latter two markets gained sharply in 2009 supported by a program set up by the Fed and a market environment that favored riskier assets.

The Portfolio lagged the Barclays Capital U.S. Government/Credit Index (the Index) because, compared to the Index, it had a longer duration (a measure of a bond fund’s sensitivity to changes in the level of interest rates). The longer duration caused the Portfolio to be more susceptible to the sell-off in Treasury securities prices, which pushed their yields higher, as bond prices move inversely to yields. (The Portfolio’s duration will shorten as it moves closer to maturity in 2015.) The Portfolio also underperformed because it had a smaller exposure than the Index to investment-grade corporate bonds.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2016 Subadvised by: Prudential Investment Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
Since
Inception
Portfolio	-4.50%
Barclays Capital U.S. Government/Credit Index	4.52
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/09. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The AST Bond Portfolio 2016 began operating on January 2, 2009. From that date through December 31, 2009, the Portfolio declined 4.50%.

The U.S. government and the Federal Reserve (the Fed) took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than super-safe U.S. Treasury securities.

Among U.S. bond markets, high yield corporate “junk” bond prices soared, enabling that below investment-grade market to post a record annual return that beat other U.S. bond markets. The investment-grade corporate bond market scored a double-digit gain. However, the Treasury market posted a loss in 2009, hurt by renewed inflation fears, the preference for riskier assets, and supply pressures that emerged as the Treasury Department issued a flood of securities.

Prudential Fixed Income runs the Portfolio, which invests in a zero coupon swap agreement that aims to replicate the performance of the Barclays Capital Fixed Term Zero Coupon Swap Index December 31, 2016. Entering into the swap is intended to help the Portfolio achieve a better match between its assets and liabilities since the Portfolio matures in 2016.

The Portfolio also invested in various investment-grade fixed income markets, including commercial mortgage-backed securities and asset-backed securities, whose interest and principal are paid by cash flows from certain types of consumer or business loans. These markets gained sharply in 2009 supported by a program set up by the Fed and a market environment that favored riskier assets. The Portfolio, which can purchase investment-grade corporate bonds, did not invest in that market in 2009.

The Portfolio lagged the Barclays Capital U.S. Government/Credit Index (the Index) because, compared to the Index, it had a longer duration (a measure of a bond fund’s sensitivity to changes in the level of interest rates). The longer duration caused the Portfolio to be more susceptible to the sell-off in Treasury securities prices, which pushed their yields higher, as bond prices move inversely to yields. (The Portfolio’s duration will shorten as it moves closer to maturity in 2016.) The Portfolio also underperformed because it did not have exposure to investment-grade corporate bonds.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2018 Subadvised by: Prudential Investment Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-6.05%	7.52%
Barclays Capital U.S. Government/Credit Index	4.52	4.31
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Bond Portfolio 2018 declined 6.05%.

The U.S. government and the Federal Reserve (the Fed) took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than super-safe U.S. Treasury securities.

Among U.S. bond markets, high yield corporate “junk” bond prices soared, enabling that below investment-grade market to post a record annual return that beat other U.S. bond markets. The investment-grade corporate bond market scored a double-digit gain. However, the Treasury market posted a loss in 2009, hurt by renewed inflation fears, the preference for riskier assets, and supply pressures that emerged as the Treasury Department issued a flood of securities.

Prudential Fixed Income, which is part of Prudential Investment Management, Inc., runs the Portfolio, which invests in a zero coupon swap agreement that aims to replicate the performance of the Barclays Capital Fixed Term Zero Coupon Swap Index December 31, 2018. Entering into the swap is intended to help the Portfolio achieve a better match between its assets and liabilities since the Portfolio matures in 2018.

The Portfolio also invested in a variety of investment-grade fixed income markets, with the emphasis in 2009 on investment-grade corporate bonds, commercial mortgage-backed securities, and asset-backed securities, whose interest and principal are paid by cash flows from certain types of consumer or business loans. The latter two markets gained sharply in 2009 supported by a program set up by the Fed and a market environment that favored riskier assets.

The Portfolio lagged the Barclays Capital U.S. Government/Credit Index (the Index) because, compared to the Index, it had a longer duration (a measure of a bond fund’s sensitivity to changes in the level of interest rates). The longer duration caused the Portfolio to be more susceptible to the sell-off in Treasury securities prices, which pushed their yields higher, as bond prices move inversely to yields. (The Portfolio’s duration will shorten as it moves closer to maturity in 2018.) The Portfolio also underperformed because it had a smaller exposure than the Index to investment-grade corporate bonds.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2019 Subadvised by: Prudential Investment Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	-7.70%	6.85%
Barclays Capital U.S. Government/Credit Index	4.52	4.31
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Bond Portfolio 2019 declined 7.70%.

The U.S. government and the Federal Reserve (the Fed) took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than super-safe U.S. Treasury securities.

Among U.S. bond markets, high yield corporate “junk” bond prices soared, enabling that below investment-grade market to post a record annual return that beat other U.S. bond markets. The investment-grade corporate bond market scored a double-digit gain. However, the Treasury market posted a loss in 2009, hurt by renewed inflation fears, the preference for riskier assets, and supply pressures that emerged as the Treasury Department issued a flood of securities.

Prudential Fixed Income runs the Portfolio, which invests in a zero coupon swap agreement that aims to replicate the performance of the Barclays Capital Fixed Term Zero Coupon Swap Index December 31, 2019. Entering into the swap is intended to help the Portfolio achieve a better match between its assets and liabilities since the Portfolio matures in 2019.

The Portfolio also invested in a variety of investment-grade fixed income markets, with the emphasis in 2009 on investment-grade corporate bonds, commercial mortgage-backed securities, and asset-backed securities, whose interest and principal are paid by cash flows from certain types of consumer or business loans. The latter two markets gained sharply in 2009 supported by a program set up by the Fed and a market environment that favored riskier assets.

The Portfolio lagged the Barclays Capital U.S. Government/Credit Index (the Index) because, compared to the Index, it had a longer duration (a measure of a bond fund’s sensitivity to changes in the level of interest rates). The longer duration caused the Portfolio to be more susceptible to the sell-off in Treasury securities prices, which pushed their yields higher, as bond prices move inversely to yields. (The Portfolio’s duration will shorten as it moves closer to maturity in 2019.) The Portfolio also underperformed because it had a smaller exposure than the Index to investment-grade corporate bonds.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2020 Subadvised by: Prudential Investment Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
Since
Inception
Portfolio	-10.50%
Barclays Capital U.S. Government/Credit Index	4.52
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The AST Bond Portfolio 2020 began operating on January 2, 2009. From that date through December 31, 2009, the Portfolio declined 10.50%.

The U.S. government and the Federal Reserve (the Fed) took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than super-safe U.S. Treasury securities.

Among U.S. bond markets, high yield corporate “junk” bond prices soared, enabling that below investment-grade market to post a record annual return that beat other U.S. bond markets. The investment-grade corporate bond market scored a double-digit gain. However, the Treasury market posted a loss in 2009, hurt by renewed inflation fears, the preference for riskier assets, and supply pressures that emerged as the Treasury Department issued a flood of securities.

Prudential Fixed Income runs the Portfolio, which invests in a zero coupon swap agreement that aims to replicate the performance of the Barclays Capital Fixed Term Zero Coupon Swap Index December 31, 2020. Entering into the swap is intended to help the Portfolio achieve a better match between its assets and liabilities since the Portfolio matures in 2020.

The Portfolio also invested in various investment-grade fixed income markets, including commercial mortgage-backed securities and asset-backed securities, whose interest and principal are paid by cash flows from certain types of consumer or business loans. These markets gained sharply in 2009 supported by a program set up by the Fed and a market environment that favored riskier assets. The Portfolio, which can purchase investment-grade corporate bonds, did not invest in that market in 2009.

The Portfolio lagged the Barclays Capital U.S. Government/Credit Index (the Index) because, compared to the Index, it had a longer duration (a measure of a bond fund’s sensitivity to changes in the level of interest rates). The longer duration caused the Portfolio to be more susceptible to the sell-off in Treasury securities prices, which pushed their yields higher, as bond prices move inversely to yields. (The Portfolio’s duration will shorten as it moves closer to maturity in 2020.) The Portfolio also underperformed because it did not have exposure to investment-grade corporate bonds.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Cohen & Steers Realty Portfolio Subadvised by: Cohen & Steers Capital Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	31.93%	1.50%	10.53%
NAREIT Equity REIT Index	27.99	0.36	10.63
Wilshire US REIT Total Return Index	28.60	-0.05	10.68
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1998. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Cohen & Steers Realty Portfolio rose 31.93%. The Portfolio is managed by Cohen & Steers Capital Management, Inc. to maximize total return through investment in real estate securities.

In the first few months of 2009, REITs sold off in response to concerns about their limited access to capital amid frozen credit markets and uncertainty about property values. Broader financial markets, including REITs, began to stabilize and then rebound when the government provided clarity on supporting the financial system. REITs began to raise significant new capital in March, reassuring investors that they could strengthen their balance sheets, meet debt maturities, and take advantage of buying opportunities. They surged in the third quarter as easing liquidity concerns lifted the asset class to its best-ever quarterly return. For the year, the Wilshire REIT US Index (the Index) rose 28.60%.

The hotel sector performed best because its short leases and ability to respond quickly to changing economic conditions became attractive with signs of economic stabilization and potential growth. Regional malls benefited from recapitalization and stabilizing retail sales and consumer confidence. Office REITs were aided by less-severe job losses in New York than expected, and anticipation that the financial services industry would return to profitability. Apartment REITs were hurt early in the year by declining fundamentals (increased job losses and declines in market rents), but improved in the third quarter on expectations of stabilization in fundamentals in 2010 and growth in 2011.

The only group to post a negative total return was shopping centers. Typically considered defensive because of their consumer staples anchors (supermarkets and drug stores), their smaller retailers proved to be highly sensitive to the economic downturn. Healthcare REITs and self storage companies trailed the benchmark, as defensive sectors lagged the more economically sensitive ones during the rally.

The Portfolio’s performance relative to the Index was the result of strong stock selection and an overweight in the office sector, and of stock selection in healthcare and industrial REITs. An underweight in shopping center operators more than offset the negative stock selection in that group. Relative return was constrained by an overweight in self storage REITs and hotel companies and by stock selection and an underweight in the apartment sector.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all real estate investment trusts. Wilshire US REIT Total Return Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities such as real estate investment trusts and real estate operating companies. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Global Real Estate Portfolio Subadvised by: Prudential Real Estate Investors, a business unit of Prudential Investment Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	35.10%	-18.79%
S&P Developed BMI Property Net Index	36.23	-18.26
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Global Real Estate Portfolio returned 35.10%, net of expenses and fees. It is managed by Prudential Real Estate Investors, a business unit of Prudential Investment Management, Inc., to seek capital appreciation and income. It invests primarily in equity-related securities of real estate companies.

After nearly two years of negative sentiment, the recent reappearance of positive indicators is a huge relief. On the economic front, the recession ended in the fall and total employment may be on the verge of growing again. Signs of progress also have cropped up in the commercial real estate market. Unlike the early 1990’s recession, when capital fled the asset class, a sizeable pool of capital has been raised by REITs for future opportunities. Positive momentum in the capital markets enabled REITs to more than offset the negative impact of the deterioration in operating fundamentals. With construction virtually shut off, demand for space is expected to eventually increase as the economy slowly recovers and job growth resumes. The S&P Developed BMI Property Index returned 36.23%.

Full-year performance was particularly notable given the challenging market environment and investment returns through the first quarter. Due to the historic levels of volatility and uncertainty in the global capital markets, we determined that it was prudent to hold a very large cash position (10%-15%) until the end of the second quarter of 2009. Despite this position, we were able to deliver very strong returns.

The Portfolio’s U.S. allocation, approximately a third of its assets, substantially outperformed the corresponding portion of the Index. A strategic allocation to Latin America also added significantly to returns, despite a relatively small weighting. In contrast, the Portfolio was hurt by having a small underweight in Hong Kong compared with the Index. The underweight was the result of taking profits from the excellent performance of selected equities. Profit taking also hurt in Singapore and Canada, leaving the Portfolio underweighted in these areas, relative to the Index. Although the Portfolio’s large overall cash balance mitigated some risks, it negatively affected its relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The S&P Developed BMI Property Net Index is a leading benchmark of both institutional and retail real estate funds. With approximately 350 constituents from 18 countries, the World Property Index provides investors a comprehensive benchmark that can be used for active or passive management. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, High Yield Portfolio Subadvised by: Pacific Investment Management Company LLC (PIMCO)	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	35.55%	2.91%	3.50%
BofA Merrill Lynch U.S. High Yield Master II Index	57.51	6.35	6.52
Barclays Capital U.S. High Yield 2% Issuer Capped Index	58.76	6.49	6.87
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST High Yield Portfolio rose 35.55%.

The U.S. government and the Federal Reserve took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than super-safe U.S. Treasury securities. Riskier bonds were also sought for their attractive yields in the low interest-rate environment. Prices soared on high yield corporate “junk” bonds, enabling the market for below investment-grade corporate debt securities to post a record annual return in 2009 that outperformed other U.S. bond markets.

Within the high yield market, the financial institutions sector gained the most in 2009 partly as select banks raised capital and paid back government funds. Bargain hunters also bought bonds of insurance companies and real estate investment trusts (REITS), which were hit hard when the high yield market declined in 2008. A second sector, industrials, posted the next highest gain, with strong performances by cyclical businesses such as the automotive industry. The utilities sector rose the least, along with other generally defensive areas of the market that had remained relatively stable during 2008. A related market, leveraged bank loans, which were made to firms that borrowed heavily to finance their operations, posted a record gain in 2009.

PIMCO runs the Portfolio, which trailed the Barclays Capital U.S. High Yield 2% Issuer Capped Index (the Index) partly because it held investment-grade bonds that underperformed the Index. And while the Portfolio benefited from an emphasis on the financial institutions sector of the high yield market, particularly the insurance industry, security selection within that sector favored higher-quality bonds that underperformed their lower-quality counterparts. The Portfolio also avoided investing in REITS and property developers, which posted huge gains, but it had a larger exposure than the Index to the utility sector, which underperformed the Index.

The Portfolio benefited from exposure to the leveraged bank loan market, which was supported by improvement in the balance between supply and demand for loans. Additionally the Portfolio benefited from favorable security selection in consumer cyclical industries, specifically auto manufacturers and auto parts suppliers, whose bonds gained.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Barclays Capital U.S. High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is a market value-weighted index of fixed rate, non-investment grade debt. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Investment Grade Bond Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	11.30%	10.55%
Barclays Capital Government/Credit 5-10 Year Index	6.50	4.74
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Investment Grade Bond Portfolio rose 11.30%.

The U.S. government and the Federal Reserve (the Fed) took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than U.S. Treasury securities, which are backed by the federal government. Riskier bonds were also sought for their attractive yields in an environment of low short-term rates.

Among U.S. fixed income markets, prices soared on high yield corporate “junk” bonds, enabling that below investment-grade bond market to post a record annual return that beat other U.S. bond markets. The investment-grade corporate bond market performed well too, posting a double-digit gain. By contrast, the Treasury market ended 2009 in the red, hurt by renewed inflation fears, the preference for riskier assets, and supply pressures that emerged as the Treasury Department issued a flood of securities.

One initiative that aided the financial system was the Term Asset-Backed Securities Loan Facility (TALF), which provides loans on favorable terms to investors who buy high-quality bonds backed by cash flows from credit cards, commercial mortgages, or certain other types of loans and leases. Sales of these bonds help keep credit flowing to businesses and consumers. TALF and a related initiative encouraged a rally in residential mortgage-backed securities not guaranteed by federal agencies, commercial mortgage-backed securities, and asset-backed securities, whose interest and principal are paid by cash flows from certain types of consumer or business loans.

Prudential Fixed Income, which is part of Prudential Investment Management, Inc., runs the Portfolio, which outperformed the Barclays Capital 5-10 Year U.S. Government/Credit Index (the Index) primarily because of its fixed income allocation strategy. The Portfolio had a larger exposure than the Index to investment-grade corporate bonds, which outperformed the Index. The Portfolio also benefited from its exposure to two markets not included in the Index—commercial mortgage-backed securities and asset-backed securities. Both posted double-digit gains in 2009 that easily beat the Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital Government/Credit 5-10 Year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, MFS Global Equity Portfolio Subadvised by: Massachusetts Financial Services Company (MFS)	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	31.51%	4.89%	3.43%
MSCI EAFE Index (GD)	32.46	4.02	1.58
MSCI World Index® (GD)	30.79	2.57	0.23
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/18/1999. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST MFS Global Equity Portfolio returned 31.51%. The Portfolio is managed by Massachusetts Financial Services Company (MFS) to seek capital growth by investing in stocks. Investments selection is primarily driven by a firm’s business fundamentals. After one of the largest and most concentrated downturns since the 1930s, most markets staged a remarkable rebound during 2009. As the period began, the tumultuous financial situation pushed global stock markets down. Not only did Europe and Japan fall into very deep recessions, but emerging markets also contracted. The subsequent recovery was led by emerging Asian economies, but broadened by inventory rebuilding and by massive fiscal and monetary stimulus. This drove the Morgan Stanley Capital International (MSCI) World Index (the Index) to a 30.79% return.

The Portfolio outperformed the Index primarily because of its selection among retailing stocks, including overweights in luxury goods companies in France, the United Kingdom, and Switzerland. An underweight in the utilities and communications sector and stock selection in healthcare were positive factors. Selection in the industrial goods and services sector also helped relative performance, including positions in a French electrical installer. Top contributors included a South Korean microchip and electronics manufacturer, a Dutch brewer, a United Kingdom banking group, a German industrial gas producer, and an American financial services company.

The primary detractor from performance relative to the Index was selection in the basic materials sector, including the absence of a strong-performing mining giant. A position in a Swiss flavors and fragrances company also held back results, as did stock selection in the energy sector. Stocks in other sectors that were among the largest detractors included a Japanese household and industrial products manufacturer, and a French energy and environmental services company. Also negatively affecting performance were positions in Swiss companies in medical devices, pharmaceutical and diagnostic companies, and reinsurance. The absence of a major American computer and personal electronics maker also hurt relative performance. The Portfolio’s currency exposure and its cash position weakened performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI World Index (GD) — Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, PIMCO Limited Maturity Bond Portfolio Subadvised by: Pacific Investment Management Company LLC (PIMCO)	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	10.23%	4.66%	5.11%
BofA Merrill Lynch 1-3 Year Treasury Index	0.78	4.04	4.48
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/1995. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST PIMCO Limited Maturity Bond Portfolio rose 10.23%.

The U.S. government and the Federal Reserve (the Fed) took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than U.S. Treasury securities, which are backed by the federal government. Riskier bonds were also sought for their attractive yields in an environment of low short-term rates.

Among U.S. fixed income markets, prices soared on high yield corporate “junk” bonds, enabling the below investment-grade corporate bond market to post a record return in 2009 that outperformed other U.S. bond markets. The investment-grade corporate bond market ended in the black. The Fed supported the housing market, mortgage industry and private credit markets in general by purchasing residential mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac; federal agency debt securities; and U.S. Treasury securities. The first two markets ended the year in positive territory. The Treasury market posted a loss, hurt by renewed inflation fears, the preference for riskier assets, and supply pressures that emerged as the U.S. Treasury Department issued a flood of new securities. Yet inflation concerns spurred investor demand for Treasury Inflation-Protected Securities (TIPS), which ended 2009 in the black.

PIMCO runs the Portfolio, which outperformed the Bank of America Merrill Lynch 1-3 Year Treasury Index (the Index) because it had exposures to different types of debt securities not included in the Index. The Portfolio benefited from owning residential mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. The Portfolio also benefited from holding residential mortgage-backed securities that are not guaranteed by federal agencies as well as high-quality asset-backed securities supported by cash flows from certain types of consumer loans. Government and Fed policy helped both markets perform well.

Other positives were the Portfolio’s positions in TIPS, high yield corporate bonds, municipal bonds, emerging market bonds, and investment-grade corporate bonds, particularly its exposure to bonds of financial firms. Investor appetite for riskier assets and improving global economic conditions helped emerging market bonds gain sharply whether denominated in U.S. dollars or currencies of developing nations.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

BofA Merrill Lynch 1-3 Year Treasury Index is a sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, PIMCO Total Return Bond Portfolio Subadvised by: Pacific Investment Management Company LLC (PIMCO)	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	16.53%	5.58%	6.76%
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST PIMCO Total Return Portfolio rose 16.53%.

The U.S. government and the Federal Reserve (the Fed) took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than U.S. Treasury securities, which are backed by the federal government. Riskier bonds were also sought for their attractive yields in an environment of low short-term rates.

Among U.S. fixed income markets, prices soared on high yield corporate “junk” bonds, enabling that below investment-grade bond market to post a record annual return that beat other U.S. bond markets. The investment-grade corporate bond market ended 2009 in the black. The Fed supported the housing market, mortgage industry, and private credit markets by purchasing residential mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac; federal agency debt securities; and U.S. Treasury securities. The first two markets ended the year in positive territory. The Treasury market posted a loss, hurt by renewed inflation fears, the preference for riskier assets, and supply pressures that emerged as the U.S. Treasury Department issued a flood of securities. Yet inflation concerns spurred demand for Treasury Inflation-Protected Securities (TIPS), which posted a gain for 2009.

PIMCO runs the Portfolio, which beat the Barclays Capital U.S. Aggregate Bond Index (the Index) partly because it had a larger exposure than the Index to residential mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. It also benefited from holding high-quality asset-backed securities supported by cash flows from certain types of consumer loans and residential mortgage-backed securities that are not guaranteed by federal agencies. Government and Fed policy helped both these markets perform well. (The non-agency mortgage-backed securities are not included in the Index.)

Other positives were the Portfolio’s positions in TIPS, high yield corporate bonds, municipal bonds, emerging market bonds, and investment-grade corporate bonds, particularly having a higher exposure to bonds of financial firms than the Index. Investor appetite for riskier assets and improving global economic conditions helped emerging market bonds gain sharply whether denominated in U.S. dollars or currencies of developing nations

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, QMA US Equity Alpha Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	21.82%	-2.34%	-2.08%
Russell 1000® Index	28.43	0.79	-0.49
S&P 500 Index	26.47	0.42	-0.95
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/1998. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2009, the AST QMA US Equity Alpha Portfolio rose 21.82%.

Quantitative Management Associates, LLC runs the Portfolio, which invests in the U.S. equity market by taking long positions (purchasing stocks that it expects to perform well) and short positions (selling stocks it does not own in the hope of making a profit by purchasing them later at lower prices). Proceeds of the short sales, or other borrowing, are used to purchase additional stocks. The Portfolio seeks to outperform the Russell 1000® Index (the Index) while maintaining a similar risk profile.

After a dismal start, the U.S. stock market rallied sharply, ending 2009 with a strong gain. The Federal Reserve and the federal government took steps to provide liquidity to the credit markets, stabilize the banking sector, and stimulate the economy. From early March through the remainder of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy began to expand again. In this environment of broad-based gains for equities, short positions in stocks struggled.

Over the course of the year, volatility in the stock market declined as measured by the VIX, the Chicago Board of Options Exchange Volatility Index. The Portfolio rebounded sharply in the fourth quarter of 2009 as the market stabilized. (Quantitative stock selection strategies are expected to perform well when market conditions are less chaotic and investors are more sensitive to stock valuations.) However, the Portfolio underperformed the Index in 2009, as stock selection among smaller and faster-growing companies detracted from its performance versus the Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Global Bond Portfolio Subadvised by: T. Rowe Price International, Inc.	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
Portfolio	12.12%	4.01%	5.78%
Barclays Capital Global Aggregate Bond Index	6.93	4.56	6.49
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/3/1994. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST T. Rowe Price Global Bond Portfolio rose 12.12%.

Global bond markets posted a single-digit gain overall in U.S. dollar terms as measured by the Barclays Capital Global Aggregate Bond Index (the Index), which is a broad measure of global investment-grade debt securities markets. The world economy had slid into a deep recession, weakened by a protracted credit crisis that had spread abroad from the United States. Aggressive public policies in developed nations and certain developing countries helped the world economy begin to expand again in 2009.

Improving economic conditions encouraged investment in bonds that carry greater credit risk and higher yields than government bonds of developed nations. Consequently, riskier components of the Index such as investment-grade corporate bonds and commercial mortgage-backed securities posted gains in 2009 that beat the single-digit gain of the government securities component of the Index.

T. Rowe Price manages the Portfolio, which outperformed the Index in 2009 as all of its investment activities contributed to performance. The Portfolio benefited from having overweight positions in a number of Asian currencies — most notably the Indian rupee, Indonesian rupiah, and the South Korean won. The economic outlooks in these nations improved. Among European currencies, the Portfolio was aided by its overweight positions in both the Norwegian krone and the Swedish krona versus the euro.

The Portfolio benefited from favorable country selection and duration (interest-rate) exposure in certain markets. For example, it had a number of underweight positions in U.S. Treasury securities versus other major government bond markets that worked well, as the U.S. Treasury market repeatedly declined during 2009 and ended the year in the red. The Portfolio benefited most from a larger exposure to the Canadian government market, which was financed by an underweight position in the U.S. Treasury market. In December 2009, it initiated an overweight position in the Australian government bond market versus the U.S. Treasury market that also helped its performance.

Another positive for the Portfolio was its sector allocation strategy and favorable security selection. For example, a structural overweight exposure to investment-grade corporate bonds versus government bonds contributed strongly to the Portfolio’s performance. It also held U.S. dollar-denominated emerging market bonds and high yield corporate “junk” bonds that gained sharply in the environment that favored debt securities rated below investment grade.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The Global Aggregate Index contains three major components: the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks (94.4% of the overall Global Aggregate market value), the Global Aggregate Index includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and Investment-Grade 144A index-eligible securities not already in the three regional aggregate indices. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Western Asset Core Plus Bond Portfolio Subadvised by: Western Asset Management Company, Western Asset Management Company Limited	December 31, 2009

Report of the Investment Managers - As of December 31, 2009

Average Annual Total Return Percentages
		Since
	1-Year	Inception
Portfolio	11.63%	2.71%
Barclays Capital U.S. Aggregate Bond Index	5.93	5.50
Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the AST Western Asset Core Plus Bond Portfolio rose 11.63%.

The U.S. government and the Federal Reserve took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than U.S. Treasury securities, which are backed by the federal government. Riskier bonds were also sought for their attractive yields in the low interest-rate environment. Most notably, prices soared on high yield corporate “junk” bonds, while the Treasury market ended in the red.

The Portfolio beat the Barclays Capital U.S. Aggregate Bond Index (the Index) primarily because of its favorable security selection among investment-grade corporate bonds and an allocation to high-yield corporate bonds, which are not in the Index because they are rated below investment grade. In addition to support provided by improving economic conditions, corporate bonds gained as many firms strengthened their balance sheets. The investment-grade corporate bond market rallied to a lesser extent than the high yield market in 2009.

The conventional Treasury market’s poor performance also reflected renewed inflation fears and supply pressures that emerged as the Treasury Department issued a flood of new securities. But inflation concerns increased investor demand for Treasury Inflation Protected Securities (TIPS), which ended 2009 in the black. Exposure to TIPS benefited the Portfolio. The decline in prices of conventional Treasury securities pushed up their yields, as bond prices move inversely to yields. As yields rose, the slope of the U.S. Treasury yield curve became steeper. The Portfolio was positioned to take advantage of this development.

One initiative that aided the financial system was the Term Asset-Backed Securities Loan Facility (TALF), which provides loans on favorable terms to investors who buy high-quality bonds backed by cash flows from credit cards, commercial mortgages, or certain other types of loans and leases. Sales of these bonds help keep credit flowing to businesses and consumers. TALF and a related initiative encouraged a rally in asset-backed securities, residential mortgage-backed securities not guaranteed by federal agencies, and commercial mortgage-backed securities. Exposure to the latter two markets benefited the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2009

AST Bond Portfolio 2015
Allocation	(% of Net Assets)
U.S. Government Agency Obligations	26.6%
U.S. Treasury Obligations	12.5%
Commercial Mortgage-Backed Securities	11.4%
Corporate Bonds	10.4%
Asset-Backed Securities	2.4%

AST Bond Portfolio 2019
Allocation	(% of Net Assets)
U.S. Government Agency Obligations	26.4%
Commercial Mortgage-Backed Securities	10.7%
U.S. Treasury Obligations	8.8%
Corporate Bonds	7.1%
Asset-Backed Securities	3.7%

AST Global Real Estate
Five Largest Holdings	(% of Net Assets)
Simon Property Group, Inc., REIT	5.2%
Mitsubishi Estate Co. Ltd. (Japan)	4.1%
Westfield Group, REIT (Australia)	3.6%
Unibail-Rodamco, REIT (France)	3.5%
Mitsui Fudosan Co. Ltd. (Japan)	3.2%

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets)
Nestle SA (Switzerland)	3.3%
Linde AG (Germany)	2.7%
Heineken NV (Netherlands)	2.6%
Roche Holding AG (Switzerland)	2.5%
LVMH Moet Hennessy Louis Vuitton SA (France)	2.2%

AST Bond Portfolio 2016
Allocation	(% of Net Assets)
U.S. Government Agency Obligations	42.0%
U.S. Treasury Obligations	14.6%
Asset-Backed Securities	3.5%
Commercial Mortgage-Backed Securities	0.5%

AST Bond Portfolio 2020
Allocation	(% of Net Assets)
U.S. Government Agency Obligations	84.5%
U.S. Treasury Obligations	11.5%
Asset-Backed Securities	6.5%
Commercial Mortgage-Backed Securities	0.6%

AST High Yield
Allocation	(% of Net Assets)
Corporate Bonds	81.0%
Residential Mortgage-Backed Securities	3.6%
Bank Loans	3.1%
Asset-Backed Securities	2.3%
Commercial Mortgage-Backed Securities	1.2%

AST PIMCO Limited Maturity Bond
Allocation	(% of Net Assets)
Corporate Obligations	38.2%
U.S. Government Agency Obligations	11.7%
U.S. Government Mortgage-Backed Securities	10.5%
U.S. Treasury Obligation	9.2%
Residential Mortgage-Backed Securities	7.6%

AST Bond Portfolio 2018
Allocation	(% of Net Assets)
U.S. Government Agency Obligations	27.0%
Commercial Mortgage-Backed Securities	11.3%
U.S. Treasury Obligations	8.7%
Corporate Bonds	7.3%
Asset-Backed Securities	2.6%

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets)
Simon Property Group, Inc., REIT	10.7%
Public Storage, Inc., REIT	7.3%
Equity Residential, REIT	4.8%
ProLogis, REIT	4.7%
Vornado Realty Trust, REIT	4.4%

AST Investment Grade Bond
Allocation	(% of Net Assets)
Corporate Bonds	55.9%
Commercial Mortgage-Backed Securities	15.1%
U.S. Treasury Obligations	8.4%
Asset-Backed Securities	6.4%
U.S. Government Agency Obligations	5.3%

AST PIMCO Total Return Bond
Allocation	(% of Net Assets)
U.S. Treasury Obligations	22.1%
Corporate Bonds	21.4%
U.S. Government Mortgage-Backed Securities	10.0%
Residential Mortgage-Backed Securities	4.7%
Municipal Bonds	2.7%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2009

AST QMA US Equity Alpha
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	2.9%
Apple, Inc.	2.0%
Microsoft Corp.	1.8%
Chevron Corp.	1.8%
Procter & Gamble Co. (The)	1.8%

AST T. Rowe Price Global Bond
Allocation	(% of Net Assets)
Foreign Bonds	52.2%
Corporate Obligations	15.6%
U.S. Government Mortgage-Backed Securities	11.6%
U.S. Treasury Obligations	9.2%
Commercial Mortgage-Backed Securities	2.6%

AST Western Asset Core Plus Bond
Allocation	(% of Net Assets)
U.S. Treasury Obligations	29.8%
Corporate Bonds	29.3%
U.S. Government Mortgage-Backed Securities	24.3%
Residential Mortgage-Backed Securities	5.4%
Asset-Backed Securities	3.0%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2009

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

		Beginning	Ending	Annualized Expense	Expenses Paid
		Account Value	Account Value	Ratio based on the	During the
Advanced Series Trust Portfolios		July 1, 2009	December 31, 2009	Six-Month period	Six-Month period*
AST Bond 2015	Actual	$1,000.00	$1,028.90	0.82%	$4.19
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

AST Bond 2016	Actual	$1,000.00	$1,005.30	1.00%	$5.05
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

AST Bond 2018	Actual	$1,000.00	$1,016.40	0.85%	$4.32
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

AST Bond 2019	Actual	$1,000.00	$1,011.60	0.88%	$4.46
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

AST Bond 2020	Actual	$1,000.00	$988.90	1.00%	$5.01
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

AST Cohen & Steers Realty	Actual	$1,000.00	$1,483.10	1.15%	$7.20
	Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

AST Global Real Estate	Actual	$1,000.00	$1,283.10	1.18%	$6.79
	Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01

AST High Yield	Actual	$1,000.00	$1,186.50	0.90%	$4.96
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

AST Investment Grade Bond	Actual	$1,000.00	$1,081.50	0.75%	$3.93
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

AST MFS Global Equity	Actual	$1,000.00	$1,250.40	1.23%	$6.98
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26

AST PIMCO Limited Maturity Bond	Actual	$1,000.00	$1,038.70	0.78%	$4.01
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

AST PIMCO Total Return Bond	Actual	$1,000.00	$1,066.60	0.78%	$4.06
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2009

		Beginning	Ending	Annualized Expense	Expenses Paid
		Account Value	Account Value	Ratio based on the	During the
Advanced Series Trust Portfolios		July 1, 2009	December 31, 2009	Six-Month period	Six-Month period*
AST QMA US Equity Alpha	Actual	$1,000.00	$1,202.90	1.71%	$9.49
	Hypothetical	$1,000.00	$1,016.59	1.71%	$8.69

AST T. Rowe Price Global Bond	Actual	$1,000.00	$1,066.00	0.97%	$5.05
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

AST Western Asset Core Plus Bond	Actual	$1,000.00	$1,065.10	0.82%	$4.27
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2009, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST BOND PORTFOLIO 2015

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 65.8%	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
ASSET-BACKED SECURITIES — 2.4%	(Unaudited)	Rate	Date	(000)#	(Note 2)

Chase Issuance Trust, Ser. 2005-A11, Class A(a)	Aaa	0.303%	12/15/14	$1,000	$984,369
Chase Issuance Trust, Ser. 2007-A16, Class A16(a)	Aaa	0.554%	06/15/14	700	694,904
Citibank Credit Card Issuance Trust, Ser. 2005-A3, Class A3(a)	Aaa	0.302%	04/24/14	1,000	984,649
Citibank Credit Card Issuance Trust, Ser. 2006-A7, Class A7(a)	Aaa	0.314%	12/15/18	1,000	941,924
MBNA Credit Card Master Note Trust, Ser. 2005-A10, Class A10(a)	Aaa	0.293%	11/15/15	1,000	967,764

TOTAL ASSET-BACKED SECURITIES
(cost $4,061,953)					4,573,610

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.4%
Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A2	Aaa	5.309%	10/10/45	550	552,402
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW12, Class A3(a)	Aaa	5.712%	09/11/38	798	799,890
Bear Stearns Commercial Mortgage Securities, Ser. 2007-T26, Class A2	AAA(b)	5.330%	01/12/45	480	488,996
Bear Stearns Commercial Mortgage Securities, Ser. 2007-T28, Class A2	AAA(b)	5.588%	09/11/42	1,000	1,026,445
Commercial Mortgage Pass-Through Certificates, Ser. 2006-C7, Class A2	AAA(b)	5.690%	06/10/46	1,085	1,109,206
Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A2A	Aaa	5.219%	12/10/46	934	948,808
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A2	Aaa	5.268%	02/15/40	600	603,538
GE Capital Commercial Mortgage Corp., Ser. 2004-C2, Class A2	Aaa	4.119%	03/10/40	952	963,247
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	1,155	1,170,071
GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2(a)	Aaa	5.778%	08/10/45	930	952,535
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A2(a)	Aaa	5.861%	04/15/45	1,000	1,024,906
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A2	Aaa	5.134%	05/15/47	1,250	1,195,299
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A2	Aaa	5.629%	02/12/51	1,000	1,021,055
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A2	Aaa	5.827%	02/15/51	390	399,889
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A3A, 144A(a)	Aaa	5.491%	12/12/44	430	429,187
LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A2	Aaa	5.532%	03/15/32	1,170	1,193,866
LB-UBS Commercial Mortgage Trust, Ser. 2006-C6, Class A2	Aaa	5.262%	09/15/39	1,000	1,021,829
Morgan Stanley Capital I, Ser. 2006-HQ10, Class A2	Aaa	5.283%	11/12/41	670	679,276
Morgan Stanley Capital I, Ser. 2007-HQ11, Class A2	Aaa	5.359%	02/12/44	600	612,307
Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3(a)	Aaa	5.285%	12/15/44	1,200	1,205,535
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A2(a)	Aaa	5.684%	05/15/43	1,280	1,296,074
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C26, Class A2	Aaa	5.935%	06/15/45	600	608,788
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C27, Class A2	Aaa	5.624%	07/15/45	600	614,257

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2015 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMERCIAL MORTGAGE-BACKED	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C29, Class A2	Aaa	5.275%	11/15/48	$600	$611,541
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C33, Class A2(a)	Aaa	5.857%	02/15/51	1,000	1,023,480

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $18,231,391)					21,552,427

CORPORATE BONDS — 10.4%
Aerospace & Defense — 0.2%
Boeing Co. (The), Sr. Unsec’d. Notes	A2	3.500%	02/15/15	400	401,125

Banking — 1.3%
American Express Co., Sr. Unsec’d. Notes	A3	7.250%	05/20/14	245	276,451
Bank of America Corp., Sr. Unsec’d. Notes, M.T.N.	A2	7.375%	05/15/14	525	595,725
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	3.700%	01/20/15	500	501,479
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.375%	10/15/15	500	516,628
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	Aaa	4.200%	05/13/14	525	543,282

					2,433,565

Capital Goods — 0.5%
ITT Corp., Sr. Unsec’d. Notes	Baa1	4.900%	05/01/14	510	534,406
United Technologies Corp., Sr. Unsec’d. Notes	A2	5.375%	12/15/17	455	484,870

					1,019,276

Consumer — 0.5%
Clorox Co. (The), Sr. Unsec’d. Notes	Baa2	5.450%	10/15/12	400	430,065
Procter & Gamble Co. (The), Sr. Unsec’d. Notes	Aa3	4.600%	01/15/14	550	585,627

					1,015,692

Electric — 0.3%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	165	172,298
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.050%	03/15/14	350	383,165

					555,463

Energy – Integrated — 1.9%
Cenovus Energy, Inc. (Canada), Sr. Notes, 144A	Baa2	4.500%	09/15/14	500	516,124
Chevron Corp., Sr. Unsec’d. Notes	Aa1	3.950%	03/03/14	630	657,731
ConocoPhillips, Gtd. Notes	A1	4.750%	02/01/14	965	1,036,113
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	5.900%	06/15/14	270	294,313
Shell International Finance B.V. (Netherlands), Gtd. Notes	Aa1	4.000%	03/21/14	650	678,295
Statoilhydro ASA (Norway), Gtd. Notes	Aa2	3.875%	04/15/14	300	311,756

					3,494,332

Energy – Other — 0.3%
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	5.750%	12/15/13	500	556,222

Foods — 1.0%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	7.200%	01/15/14	515	584,093
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	A3	4.250%	03/01/15	565	593,485
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	360	398,100
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	4.250%	09/15/15	400	401,201

					1,976,879

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2015 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Healthcare & Pharmaceutical — 1.3%
Novartis Capital Corp., Gtd. Notes	Aa2	4.125%	02/10/14	$500	$525,589
Pfizer, Inc., Sr. Unsec’d. Notes	A1	5.350%	03/15/15	500	546,452
Roche Holdings, Inc., Gtd. Notes, 144A	A2	5.000%	03/01/14	575	615,156
Schering-Plough Corp., Gtd. Notes	Aa3	5.300%	12/01/13	630	692,406

					2,379,603

Pipelines & Other — 0.4%
Enterprise Products Operating LLC, Gtd. Notes	Baa3	4.600%	08/01/12	700	739,257

Retailers — 1.1%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	4.875%	09/15/14	500	529,707
TJX Cos., Inc., Sr. Unsec’d. Notes	A3	4.200%	08/15/15	725	758,509
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	3.000%	02/03/14	800	804,199

					2,092,415

Technology — 0.2%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	300	297,909

Telecommunications — 1.4%
AT&T, Inc., Sr. Unsec’d. Notes	A2	4.850%	02/15/14	1,000	1,063,295
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.175%	06/18/14	560	606,980
Telefonica Emisiones Sau (Spain), Gtd. Notes	Baa1	4.949%	01/15/15	500	534,470
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.350%	04/01/19	360	397,163

					2,601,908

TOTAL CORPORATEBONDS
(cost $18,404,106)					19,563,646

MUNICIPAL BOND — 0.1%
State of California, Taxable G.O., Ser. Var. Purp.3
(cost $251,545)	Baa1	5.450%	04/01/15	250	251,460

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.6%
JPMorgan Chase & Co., FDIC Gtd. Notes, Ser. 3(a)		0.501%	12/26/12	15,245	15,386,260
PNC Funding Corp., FDIC Gtd. Notes(a)		0.490%	04/01/12	34,400	34,576,644
Federal National Mortgage Association(c)		5.375%	06/12/17	290	321,541

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $49,955,928)					50,284,445

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 2.4%
Federal Home Loan Mortgage Corporation		5.000%	09/01/35	404	415,043
Federal National Mortgage Association		5.500%	02/01/34	3,804	3,997,990

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
(cost $4,182,797)					4,413,033

U.S. TREASURY OBLIGATIONS — 12.5%
U.S. Treasury Bonds		4.375%	11/15/39	780	746,607
U.S. Treasury Bonds		4.500%	08/15/39	250	244,336
U.S. Treasury Inflation Index Bonds		1.875%	07/15/13	959	1,010,273
U.S. Treasury Notes		2.625%	12/31/14	820	817,630
U.S. Treasury Notes		3.375%	11/15/19	8,020	7,714,278

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2015 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

			Principal
	Interest	Maturity	Amount	Value
U.S. TREASURY OBLIGATIONS (Continued)	Rate	Date	(000)#	(Note 2)

U.S. Treasury Strips Coupon(c)(e)(g)	3.540%	02/15/16	$10,025	$8,215,497
U.S. Treasury Strips Coupon(g)	4.830%	11/15/24	970	473,407
U.S. Treasury Strips Coupon(g)	4.840%	05/15/24	1,065	535,681
U.S. Treasury Strips Coupon(g)	4.860%	08/15/24	3,310	1,640,648
U.S. Treasury Strips Coupon(g)	5.270%	05/15/20	1,150	739,620
U.S. Treasury Strips Principal(d)	6.260%	02/15/23	2,810	1,532,512

TOTAL U.S. TREASURY OBLIGATIONS
(cost $23,942,424)				23,670,489

TOTAL LONG-TERM INVESTMENTS
(cost $119,030,144)				124,309,110

			Shares

SHORT-TERM INVESTMENT — 25.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series
(cost $47,295,090; Note 4)(f)			47,295,090	47,295,090

TOTAL INVESTMENTS — 90.8%
(cost $166,325,234)				171,604,200
Other assets in excess of liabilities(h) — 9.2%				17,421,809

NET ASSETS — 100.0%				$189,026,009

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corporation
M.T.N.	Medium Term Note
G.O.	General Obligation
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of December 31, 2009. Ratings of certain bonds may have changed subsequent to that date.
(a)	Indicates a variable rate security.
(b)	Standard & Poor’s Rating
(c)	Security segregated as collateral for futures contracts.
(d)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2009.
(e)	Security segregated as collateral for swap contracts.
(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(g)	Rate shown reflects the effective yield at December 31, 2009.
(h)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on futures contracts and interest rate swap agreements as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2015 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Futures contracts open at December 31, 2009:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Position:
10	10 Year U.S. Treasury Notes	Mar. 2010	$1,155,142	$1,154,531	$(611)

Short Positions:
7	2 Year U.S. Treasury Notes	Mar. 2010	1,525,321	1,513,859	11,462
83	5 Year U.S. Treasury Notes	Mar. 2010	9,672,187	9,493,773	178,414
46	U.S. Long Bonds	Mar. 2010	5,496,711	5,307,250	189,461

					379,337

					$378,726

Interest rate swap agreements outstanding at December 31, 2009:

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Citibank NA(1)	12/31/15	$8,175	4.093%	3 month LIBOR	$656,800	$—	$656,800
Deutsche Bank AG (1)	12/31/15	5,000	4.031%	3 month LIBOR	421,577	—	421,577
JP Morgan Chase Bank(1)	12/31/15	19,600	3.800%	3 month LIBOR	1,085,363	—	1,085,363
JP Morgan Chase Bank(1)	12/31/15	8,965	3.957%	3 month LIBOR	621,919	—	621,919
JP Morgan Chase Bank(1)	12/31/15	10,201	4.107%	3 month LIBOR	836,744	—	836,744
JP Morgan Chase Bank(1)	12/31/15	8,001	4.212%	3 month LIBOR	694,431	—	694,431
JP Morgan Chase Bank(1)	12/31/15	1,010	4.382%	3 month LIBOR	105,988	—	105,988
JP Morgan Chase Bank(1)	12/31/15	4,355	4.392%	3 month LIBOR	468,086	—	468,086
JP Morgan Chase Bank(1)	12/31/15	6,936	4.493%	3 month LIBOR	806,106	—	806,106
JP Morgan Chase Bank(1)	12/31/15	3,700	4.580%	3 month LIBOR	451,449	—	451,449
JP Morgan Chase Bank(1)	12/31/15	11,400	4.609%	3 month LIBOR	1,438,129	—	1,438,129
JP Morgan Chase Bank(1)	12/31/15	3,562	4.622%	3 month LIBOR	447,982	—	447,982
JP Morgan Chase Bank(1)	12/31/15	4,523	4.843%	3 month LIBOR	667,649	—	667,649
JP Morgan Chase Bank(1)	12/31/15	1,329	4.898%	3 month LIBOR	202,556	—	202,556
Merrill Lynch Capital Services, Inc.(1)	12/31/15	4,400	2.729%	3 month LIBOR	(85,911)	—	(85,911)
Merrill Lynch Capital Services, Inc.(1)	12/31/15	1,200	2.744%	3 month LIBOR	(22,802)	—	(22,802)
Merrill Lynch Capital Services, Inc.(1)	12/31/15	5,700	3.045%	3 month LIBOR	3,049	—	3,049
Merrill Lynch Capital Services, Inc.(1)	12/31/15	2,300	3.091%	3 month LIBOR	8,321	—	8,321
Merrill Lynch Capital Services, Inc.(1)	12/31/15	2,300	3.535%	3 month LIBOR	64,890	—	64,890
Merrill Lynch Capital Services, Inc.(1)	12/31/15	2,500	3.787%	3 month LIBOR	107,941	—	107,941
Merrill Lynch Capital Services, Inc.(1)	12/31/15	22,250	3.943%	3 month LIBOR	1,515,638	—	1,515,638
Merrill Lynch Capital Services, Inc.(1)	12/31/15	4,900	4.184%	3 month LIBOR	418,858	—	418,858
Merrill Lynch Capital Services, Inc.(1)	12/31/15	19,500	4.256%	3 month LIBOR	1,790,525	—	1,790,525
Merrill Lynch Capital Services, Inc.(1)	12/31/15	31,000	4.346%	3 month LIBOR	3,011,151	—	3,011,151
Merrill Lynch Capital Services, Inc.(1)	12/31/15	7,010	4.597%	3 month LIBOR	879,714	—	879,714
Merrill Lynch Capital Services, Inc.(1)	12/31/15	2,056	4.725%	3 month LIBOR	280,321	—	280,321
Merrill Lynch Capital Services, Inc.(1)	12/31/15	3,620	4.793%	3 month LIBOR	515,818	—	515,818
Morgan Stanley Capital Services, Inc.(1)	12/31/15	15,500	2.311%	3 month LIBOR	(728,838)	—	(728,838)
Morgan Stanley Capital Services, Inc.(1)	12/31/15	7,600	2.735%	3 month LIBOR	(142,234)	—	(142,234)
Morgan Stanley Capital Services, Inc.(1)	12/31/15	4,600	2.777%	3 month LIBOR	(78,369)	—	(78,369)
Morgan Stanley Capital Services, Inc.(1)	12/31/15	6,500	2.792%	3 month LIBOR	(102,811)	—	(102,811)
Morgan Stanley Capital Services, Inc.(1)	12/31/15	3,000	2.836%	3 month LIBOR	(39,034)	—	(39,034)
Morgan Stanley Capital Services, Inc.(1)	12/31/15	3,600	2.926%	3 month LIBOR	(27,380)	—	(27,380)
Morgan Stanley Capital Services, Inc.(1)	12/31/15	4,000	2.935%	3 month LIBOR	(28,118)	—	(28,118)
Morgan Stanley Capital Services, Inc.(1)	12/31/15	2,500	2.990%	3 month LIBOR	(9,463)	—	(9,463)

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2015 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Interest rate swap agreements outstanding at December 31, 2009 (continued):

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Morgan Stanley Capital Services, Inc.(1)	12/31/15	8,700	3.472%	3 month LIBOR	$212,097	$—	$212,097
Morgan Stanley Capital Services, Inc.(1)	12/31/15	1,700	3.614%	3 month LIBOR	53,583	—	53,583
Morgan Stanley Capital Services, Inc.(1)	12/31/15	1,500	3.798%	3 month LIBOR	68,016	—	68,016
Morgan Stanley Capital Services, Inc.(1)	12/31/15	8,000	3.830%	3 month LIBOR	379,187	—	379,187
Morgan Stanley Capital Services, Inc.(1)	12/31/15	2,500	3.859%	3 month LIBOR	123,228	—	123,228
Deutsche Bank AG (2)	11/15/19	1,953	4.546%	3 month LIBOR	(169,536)	—	(169,536)
Deutsche Bank AG (2)	5/15/20	1,972	4.246%	3 month LIBOR	(89,969)	—	(89,969)
Deutsche Bank AG (2)	5/15/21	1,821	4.419%	3 month LIBOR	(100,620)	—	(100,620)
Deutsche Bank AG (2)	5/15/21	1,815	4.446%	3 month LIBOR	(106,671)	—	(106,671)
JP Morgan Chase Bank(2)	12/10/11	1,200	2.335%	3 month LIBOR	(23,531)	—	(23,531)
JP Morgan Chase Bank(2)	10/27/13	14,480	3.535%	3 month LIBOR	(648,815)	—	(648,815)
JP Morgan Chase Bank(2)	12/31/15	12,900	2.093%	3 month LIBOR	791,605	—	791,605
JP Morgan Chase Bank(2)	12/31/15	2,500	2.206%	3 month LIBOR	135,058	—	135,058
JP Morgan Chase Bank(2)	12/31/15	9,000	3.896%	3 month LIBOR	(584,044)	—	(584,044)
Merrill Lynch Capital Services, Inc.(2)	12/31/15	2,800	2.885%	3 month LIBOR	30,130	—	30,130
Merrill Lynch Capital Services, Inc.(2)	12/31/15	3,000	3.619%	3 month LIBOR	(97,775)	—	(97,775)
Merrill Lynch Capital Services, Inc.(2)	12/31/15	1,200	3.727%	3 month LIBOR	(47,185)	—	(47,185)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	19,000	2.571%	3 month LIBOR	612,504	—	612,504
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,600	2.663%	3 month LIBOR	69,603	—	69,603
Morgan Stanley Capital Services, Inc.(2)	12/31/15	1,400	2.672%	3 month LIBOR	36,369	—	36,369
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,800	2.691%	3 month LIBOR	70,139	—	70,139
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,700	2.744%	3 month LIBOR	58,052	—	58,052
Morgan Stanley Capital Services, Inc.(2)	12/31/15	6,000	2.821%	3 month LIBOR	92,719	—	92,719
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	2.851%	3 month LIBOR	26,845	—	26,845
Morgan Stanley Capital Services, Inc.(2)	12/31/15	1,500	2.912%	3 month LIBOR	17,085	—	17,085
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	2.976%	3 month LIBOR	14,404	—	14,404
Morgan Stanley Capital Services, Inc.(2)	12/31/15	4,500	2.990%	3 month LIBOR	27,503	—	27,503
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	3.017%	3 month LIBOR	8,900	—	8,900
Morgan Stanley Capital Services, Inc.(2)	12/31/15	5,000	3.024%	3 month LIBOR	59,121	—	59,121
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	3.055%	3 month LIBOR	3,988	—	3,988
Morgan Stanley Capital Services, Inc.(2)	12/31/15	3,700	3.152%	3 month LIBOR	(1,839)	—	(1,839)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	1,100	3.181%	3 month LIBOR	5,339	—	5,339
Morgan Stanley Capital Services, Inc.(2)	12/31/15	1,800	3.234%	3 month LIBOR	(1,089)	—	(1,089)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	3.245%	3 month LIBOR	(7,491)	—	(7,491)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	3,650	3.304%	3 month LIBOR	(28,056)	—	(28,056)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	1,500	3.326%	3 month LIBOR	(18,380)	—	(18,380)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	1,000	3.338%	3 month LIBOR	(9,147)	—	(9,147)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	3.401%	3 month LIBOR	(30,054)	—	(30,054)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	3.414%	3 month LIBOR	(28,099)	—	(28,099)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	3.442%	3 month LIBOR	(35,021)	—	(35,021)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	5,500	3.490%	3 month LIBOR	(113,641)	—	(113,641)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	1,000	3.555%	3 month LIBOR	(28,235)	—	(28,235)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	7,000	3.585%	3 month LIBOR	(221,228)	—	(221,228)

					$16,741,094	$—	$16,741,094

(1) Portfolio pays the floating rate and receives the fixed rate.
(2) Portfolio pays the fixed rate and receives the floating rate.
# Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2015 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Asset-Backed Securities	$—	$4,573,610	$—
Commercial Mortgage-Backed Securities	—	21,552,427	—
Corporate Bonds	—	19,563,646	—
Municipal Bond	—	251,460	—
U.S. Government Agency Obligations	—	50,284,445	—
U.S. Government Mortgage-Backed Obligations	—	4,413,033	—
U.S. Treasury Obligations	—	23,670,489	—
Affiliated Money Market Mutual Fund	47,295,090	—	—

	$47,295,090	$124,309,110	$—
Other Financial Instruments*	378,726	16,741,094	—

Total	$47,673,816	$141,050,204	$—

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial
Instruments*

Balance as of 12/31/08	$26,801,068
Realized gain (loss)	— **
Change in unrealized appreciation (depreciation)	(3,234,592)
Net purchases (sales)	—
Transfers in and/or out of Level 3	(23,566,476)

Balance as of 12/31/09	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
**	The realized gain earned during the period for other financial instruments was $3,290,000.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

U.S. Government Agency Obligations	26.6%
Affiliated Money Market Mutual Fund	25.0
U.S. Treasury Obligations	12.5
Commercial Mortgage-Backed Securities	11.4
Asset-Backed Securities	2.4
U.S. Government Mortgage-Backed Obligations	2.4
Energy – Integrated	1.9
Telecommunications	1.4
Banking	1.3
Healthcare & Pharmaceutical	1.3
Retailers	1.1
Foods	1.0
Capital Goods	0.5
Consumer	0.5
Pipelines & Other	0.4
Electric	0.3
Energy – Other	0.3
Aerospace & Defense	0.2
Technology	0.2
Municipal Bond	0.1

90.8
Other assets in excess of liabilities	9.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2015 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not designated
as hedging instruments,	Balance Sheet	Fair		Balance Sheet	Fair
carried at fair value	Location	Value		Location	Value

Interest rate contracts	Due from broker-variation margin	$379,337	*	Due from broker-variation margin	$611	*
Interest rate contracts	Unrealized appreciation on swap agreements	20,396,480		Unrealized depreciation on swap agreements	3,655,386

Total		$20,775,817			$3,655,997

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated
as hedging instruments,			Purchased	Written
carried at fair value	Futures	Swaps	Options	Options	Total

Interest rate contracts	$189,233	$3,027,983	$(638)	$1,003	$3,217,581

	Change in Unrealized Appreciation or (Depreciation)
	on Derivatives Recognized in Income
Derivatives not designated
as hedging instruments,
carried at fair value	Futures	Swaps	Total

Interest rate contracts	$650,896	$(9,136,756)	$(8,485,860)

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

		Interest
Futures	Futures	Rate
Long Position(1)	Short Position(1)	Swaps(2)

$5,948,555	$20,110,369	$383,838,489

(1) Value at Trade Date.
(2) Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2015 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investment, at value:
Unaffiliated investments (cost $119,030,144)	$124,309,110
Affiliated investments (cost $47,295,090)	47,295,090
Cash	4,779
Unrealized appreciation on swap agreements	20,396,480
Dividends and interest receivable	477,951
Receivable for fund share sold	294,301
Due from broker-variation margin	51,098
Prepaid expenses	2,788

Total Assets	192,831,597

LIABILITIES:
Unrealized depreciation on swap agreements	3,655,386
Advisory fees payable	104,049
Accrued expenses and other liabilities	28,173
Shareholder servicing fees payable	16,178
Deferred trustees’ fees	890
Affiliated transfer agent fees	912

Total Liabilities	3,805,588

NET ASSETS	$189,026,009

Net assets were comprised of:
Paid-in capital	$158,849,127
Retained earnings	30,176,882

Net assets, December 31, 2009	$189,026,009

Net asset value and redemption price per share, $189,026,009 / 16,589,417 outstanding shares of beneficial interest	$11.39

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated interest	$2,898,053
Affiliated dividend income	560,482

3,458,535

EXPENSES
Advisory fees	1,467,512
Shareholder servicing fees and expenses	228,617
Custodian and accounting fees	66,000
Audit fee	24,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	15,000
Shareholders’ reports	12,000
Trustees’ fees	10,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	10,201

Total expenses	1,844,330

NET INVESTMENT INCOME	1,614,205

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	2,941,124
Futures transactions	189,233
Swaps agreement transactions	3,027,983
Short sales transactions	(586)
Options written transactions	1,003

6,158,757

Net change in unrealized appreciation (depreciation) on:
Investments	938,184
Futures	650,896
Swap agreements	(9,136,756)

(7,547,676)

NET LOSS ON INVESTMENTS	(1,388,919)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$225,286

STATEMENT OF CHANGES IN NET ASSETS

		January 28, 2008*
	Year Ended	through
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,614,205	$944,517
Net realized gain on investment transactions	6,158,758	269,189
Net change in unrealized appreciation (depreciation) on investments	(7,547,677)	29,946,463

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	225,286	31,160,169

DISTRIBUTIONS	(1,208,573)	—

FUND SHARE TRANSACTIONS:
Fund share sold [12,494,237 and 28,150,681 shares, respectively]	140,270,790	284,844,231
Fund share issued in reinvestment of distributions [111,698 and 0 shares, respectively]	1,208,573	—
Fund share repurchased [15,318,233 and 8,848,966 shares, respectively]	(173,320,441)	(94,154,026)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(31,841,078)	190,690,205

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,824,365)	221,850,374
NET ASSETS:
Beginning of period	221,850,374	—

End of period	$189,026,009	$221,850,374

* Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2016

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 60.6%	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
ASSET-BACKED SECURITIES — 3.5%	(Unaudited)	Rate	Date	(000)#	(Note 2)

BA Credit Card Trust, Ser. 2006-A14, Class A14(a)	Aaa	0.293%	04/15/16	$90	$86,705
Bank of America Auto Trust, Ser. 2009-3A,
Class A3, 144A	Aaa	1.670%	12/15/13	90	89,795
Chase Issuance Trust, Ser. 2008-A6, Class A6(a)	Aaa	1.433%	05/15/15	60	61,035
Citibank Credit Card Issuance Trust, Ser. 2009-A5,
Class A5	Aaa	2.250%	12/23/14	100	99,000
Ford Credit Auto Owner Trust, Ser. 2007-B, Class A3A	Aaa	5.150%	11/15/11	85	86,950
Harley-Davidson Motorcycle Trust, Ser. 2009-2, Class A3	Aaa	2.620%	03/15/14	100	101,357
Honda Auto Receivables Owner Trust, Ser. 2009-2,
Class A3	AAA(b)	2.790%	01/15/13	100	102,026
Huntington Auto Trust, Ser. 2009-1A, Class A3, 144A	Aaa	3.940%	06/17/13	100	102,933
Hyundai Auto Receivables Trust, Ser. 2007-A,
Class A3B(a)	Aaa	0.633%	01/17/12	85	84,800
MMCA Automobile Trust, Ser. 2009-A, Class A3, 144A	Aaa	3.930%	03/15/13	100	103,286
World Omni Automobile Lease Securitization Trust,
Ser. 2009-A, Class A2	Aaa	1.020%	01/16/12	90	89,989

TOTAL ASSET-BACKED SECURITIES
(cost $1,011,183)					1,007,876

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.5%
GE Capital Commercial Mortgage Corp.,
Ser. 2004-C2, Class A2 (cost $128,695)	Aaa	4.119%	03/10/40	127	128,433

U.S. GOVERNMENT AGENCY OBLIGATIONS — 42.0%
Citigroup Funding, Inc., FDIC Gtd. Notes, Ser. 2, M.T.N.(a)		0.611%	04/30/12	1,500	1,513,782
Federal Home Loan Mortgage Corp.		3.750%	03/27/19	670	656,882
Federal National Mortgage Association		5.000%	02/13/17	2,000	2,170,994
Financing Corp. FICO, Ser. D-P(c)		4.790%	09/26/19	1,850	1,161,756
Israel Government AID Bond (Israel), Ser. 11-Z(c)		4.570%	05/15/19	1,750	1,140,797
JPMorgan Chase & Co., FDIC Gtd. Notes, Ser. 3(a)		0.501%	12/26/12	395	398,660
PNC Funding Corp., FDIC Gtd. Notes(a)		0.490%	04/01/12	400	402,054
Resolution Funding Corp. Interest Strip(c)		4.280%	07/15/16	1,150	898,633
Resolution Funding Corp. Interest Strip(c)		4.980%	04/15/18	2,365	1,667,186
Tennessee Valley Authority		4.500%	04/01/18	2,000	2,035,298

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $12,219,083)					12,046,042

U.S. TREASURY OBLIGATIONS — 14.6%
U.S. Treasury Bonds		4.375%	11/15/39	70	67,003
U.S. Treasury Notes		0.750%	11/30/11	440	437,130
U.S. Treasury Notes		1.000%	12/31/11	800	797,750
U.S. Treasury Notes		2.125%	11/30/14	230	224,556
U.S. Treasury Notes		2.625%	12/31/14	490	488,584
U.S. Treasury Notes		3.125%	10/31/16	945	933,114
U.S. Treasury Notes		3.375%	11/15/19	140	134,663
U.S. Treasury Strips Coupon(e)(f)		3.990%	02/15/17	1,430	1,109,883

TOTAL U.S. TREASURY OBLIGATIONS
(cost $4,184,733)					4,192,683

TOTAL LONG-TERM INVESTMENTS
(cost $17,543,694)					17,375,034

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2016 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

SHORT-TERM INVESTMENT — 40.8%
		Value
	Shares	(Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series
(cost $11,703,874)(d) (Note 4)	11,703,874	$11,703,874

TOTAL INVESTMENTS — 101.4%
(cost $29,247,568)		29,078,908
Liabilities in excess of other assets(g) — (1.4)%		(394,599)

NET ASSETS — 100.0%		$28,684,309

The following abbreviations are used in Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corporation
FICO	Financing Corporation
M.T.N.	Medium Term Note
†	The ratings reflected are as of December 31, 2009. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2009.
(b)	Standard & Poor’s Rating
(c)	Represents zero coupon bond. Rate shown reflects the effective yield at reporting date.
(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(e)	Segregated as collateral for futures contracts.
(f)	Rate shown reflects the effective yield at December 31, 2009.
(g)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts and interest rate swaps as follows:

Futures contracts open at December 31, 2009:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Position:
31	U.S. Treasury 5 Yr. Notes	Mar. 10	$3,581,812	$3,545,867	$(35,945)

Short Position:
2	U.S. Long Bond	Mar. 10	235,556	230,750	4,806

					$(31,139)

Interest rate swap agreements outstanding at December 31, 2009:

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Barclays Bank, PLC(1)	12/31/16	$470	2.349%	3 month LIBOR	$(33,361)	$—	$(33,361)
Barclays Bank, PLC(1)	12/31/16	4,000	2.690%	3 month LIBOR	(183,440)	—	(183,440)
Morgan Stanley Capital Services(1)	12/31/16	1,100	2.473%	3 month LIBOR	(68,233)	—	(68,233)
Morgan Stanley Capital Services(1)	12/31/16	1,000	2.732%	3 month LIBOR	(45,520)	—	(45,520)
Morgan Stanley Capital Services(1)	12/31/16	3,800	2.847%	3 month LIBOR	(132,924)	—	(132,924)
Morgan Stanley Capital Services(1)	12/31/16	1,600	3.066%	3 month LIBOR	(30,256)	—	(30,256)
Morgan Stanley Capital Services(1)	12/31/16	5,200	3.080%	3 month LIBOR	(93,392)	—	(93,392)
Morgan Stanley Capital Services(1)	12/31/16	750	3.097%	3 month LIBOR	(21,870)	—	(21,870)
Morgan Stanley Capital Services(1)	12/31/16	950	3.106%	3 month LIBOR	(15,627)	—	(15,627)

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2016 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Interest rate swap agreements outstanding at December 31, 2009 (continued):
						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Morgan Stanley Capital Services(1)	12/31/16	$1,000	3.166%	3 month LIBOR	$(11,400)	$—	$(11,400)
Morgan Stanley Capital Services(1)	12/31/16	550	3.228%	3 month LIBOR	(11,429)	—	(11,429)
Morgan Stanley Capital Services(1)	12/31/16	2,600	3.405%	3 month LIBOR	(1,924)	—	(1,924)
Morgan Stanley Capital Services(1)	12/31/16	455	3.510%	3 month LIBOR	1,770	—	1,770
Morgan Stanley Capital Services(1)	12/31/16	2,350	3.785%	3 month LIBOR	67,186	—	67,186
Morgan Stanley Capital Services(1)	12/31/16	300	3.894%	3 month LIBOR	11,172	—	11,172
Morgan Stanley Capital Services(2)	12/31/16	5,250	2.686%	3 month LIBOR	254,783	—	254,783
Morgan Stanley Capital Services(2)	12/31/16	1,000	2.951%	3 month LIBOR	28,530	—	28,530
Morgan Stanley Capital Services(2)	12/31/16	6,050	3.383%	3 month LIBOR	68,728	—	68,728

					$(217,207)	$—	$(217,207)

(1) Portfolio pays the floating rate and receives the fixed rate.
(2) Portfolio pays the fixed rate and receives the floating rate.
# Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Asset-Backed Securities	$—	$1,007,876	$—
Commercial Mortgage-Backed Security	—	128,433	—
U.S. Government Agency Obligations	—	12,046,042	—
U.S. Treasury Obligations	—	4,192,683	—
Affiliated Money Market Mutual Fund	11,703,874	—	—

	$11,703,874	$17,375,034	$—
Other Financial Instruments*	(31,139)	—	(217,207)

Total	$11,672,735	$17,375,034	$(217,207)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial
Instruments*

Balance as of 1/2/09
(commencement of Portfolio)	$—
Realized gain (loss)	— **
Change in unrealized appreciation (depreciation)***	(217,207)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/09	$(217,207)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
**	The realized loss incurred during the period for other financial instruments was $30,650.
***	Of which,$(217,207) was included in Net Assets relating to securities held at the reporting period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2016 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

U.S. Government Agency Obligations	42.0%
Affiliated Money Market Mutual Fund	40.8
U.S. Treasury Obligations	14.6
Asset-Backed Securities	3.5
Commercial Mortgage-Backed Security	0.5

101.4
Liabilities in excess of other assets	(1.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not designated
as hedging instruments,	Balance Sheet	Fair		Balance Sheet	Fair
carried at fair value	Location	Value		Location	Value

Interest rate contracts	Unrealized appreciation on swap agreements	$432,169		Unrealized depreciation on swap agreements	$649,376
Interest rate contracts	Due to broker-variation margin	4,806	*	Due to broker-variation margin	35,945	*

Total		$436,975			$685,321

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period January 2, 2009 (commencement of operations) through December 31, 2009 are as follows:

	Amount of Realized Gain or (Loss) on			Change in Unrealized Appreciation or (Depreciation)
	Derivatives Recognized in Income			on Derivatives Recognized in Income
Derivatives not designated
as hedging instruments,
carried at fair value	Futures	Swaps	Total	Futures	Swaps	Total

Interest rate contracts	$(35,204)	$(182,501)	$(217,705)	$(31,139)	$(217,207)	$(248,346)

For the period ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

		Interest
Futures	Futures	Rate
Long Position(1)	Short Position(1)	Swaps(2)

$924,688	$431,147	$43,957,500

(1) Value at Trade Date.
(2) Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2016 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Unaffiliated investments (cost $17,543,694)	$17,375,034
Affiliated investments (cost $11,703,874)	11,703,874
Cash	699
Unrealized appreciation on swap agreements	432,169
Receivable for fund share sold	124,948
Dividends and interest receivable	79,018

Total Assets	29,715,742

LIABILITIES:
Unrealized depreciation on swap agreements	649,376
Payable for investments purchased	333,807
Accrued expenses and other liabilities	31,741
Advisory fees payable	7,351
Due to broker-variation margin	6,497
Shareholder servicing fees payable	2,110
Affiliated transfer agent fee payable	551

Total Liabilities	1,031,433

NET ASSETS	$28,684,309

Net assets were comprised of:
Paid-in capital	$29,296,093
Retained earnings	(611,784)

Net assets, December 31, 2009	$28,684,309

Net asset value and redemption price per share, $28,684,309 / 3,002,635 outstanding shares of beneficial interest	$9.55

STATEMENT OF OPERATIONS
For the Period January 2, 2009* through December 31, 2009

INVESTMENT INCOME
Unaffiliated interest income	$79,266
Affiliated dividend income	33,055

112,321

EXPENSES
Advisory fees	79,449
Shareholder servicing fees and expenses	12,789
Custodian and accounting fees	45,000
Shareholders’ reports	24,000
Audit fee	20,000
Transfer agent’s fees and expenses (including affiliated expense of $3,400) (Note 4)	10,000
Trustees’ fees	7,000
Commitment fee on syndicated credit agreement	6,000
Legal fees and expenses	6,000
Miscellaneous	4,542

Total expenses	214,780
Less: advisory fee waiver and/or expense reimbursement	(91,045)

Net expenses	123,735

NET INVESTMENT LOSS	(11,414)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	34,341
Futures transactions	(35,204)
Swap agreement transactions	(182,501)

(183,364)

Net change in unrealized appreciation (depreciation) on:
Investments	(168,660)
Futures	(31,139)
Swap agreements	(217,207)

(417,006)

NET LOSS ON INVESTMENTS	(600,370)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(611,784)

*Commencement of investment operations.

STATEMENT OF CHANGES IN NET ASSETS

January 2, 2009*
through
December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(11,414)
Net realized loss on investment transactions	(183,364)
Net change in unrealized appreciation (depreciation) on investments	(417,006)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(611,784)

FUND SHARE TRANSACTIONS:
Fund shares sold [6,465,397 shares]	63,154,609
Fund shares repurchased [3,462,762 shares]	(33,858,516)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	29,296,093

TOTAL INCREASE IN NET ASSETS	28,684,309
NET ASSETS:
Beginning of period	—

End of period	$28,684,309

*Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2018

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 59.6%	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
ASSET-BACKED SECURITIES — 2.6%	(Unaudited)	Rate	Date	(000)#	(Note 2)

Chase Issuance Trust,
Ser. 2005-A11, Class A(a)	Aaa	0.303%	12/15/14	$1,000	$984,369
Citibank Credit Card Issuance Trust,
Ser. 2005-A3, Class A3(a)	Aaa	0.302%	04/24/14	1,000	984,649
Citibank Credit Card Issuance Trust,
Ser. 2006-A7, Class A7(a)	Aaa	0.314%	12/15/18	1,000	941,924
MBNA Credit Card Master Note Trust,
Ser. 2005-A10, Class A10(a)	Aaa	0.293%	11/15/15	1,000	967,764

TOTAL ASSET-BACKED SECURITIES
(cost $3,472,696)					3,878,706

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.3%
Banc of America Commercial Mortgage, Inc.,
Ser. 2006-6, Class A2	Aaa	5.309%	10/10/45	420	421,834
Bear Stearns Commercial Mortgage Securities,
Ser. 2006-PW12, Class A3(a)	Aaa	5.712%	09/11/38	800	801,895
Bear Stearns Commercial Mortgage Securities,
Ser. 2007-T26, Class A2	AAA(b)	5.330%	01/12/45	370	376,934
Bear Stearns Commercial Mortgage Securities,
Ser. 2007-T28, Class A2	AAA(b)	5.588%	09/11/42	800	821,156
Commercial Mortgage Pass-Through Certificates,
Ser. 2006-C7, Class A2	AAA(b)	5.690%	06/10/46	800	817,848
Commercial Mortgage Pass-Through Certificates,
Ser. 2006-C8, Class A2A	Aaa	5.219%	12/10/46	747	759,047
Credit Suisse Mortgage Capital Certificates,
Ser. 2007-C1, Class A2	Aaa	5.268%	02/15/40	500	502,949
GE Capital Commercial Mortgage Corp.,
Ser. 2004-C2, Class A2	Aaa	4.119%	03/10/40	748	756,837
Greenwich Capital Commercial Funding Corp.,
Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	900	911,743
GS Mortgage Securities Corp. II,
Ser. 2007-GG10, Class A2(a)	Aaa	5.778%	08/10/45	900	921,808
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2006-CB14, Class A3A, 144A(a)	Aaa	5.491%	12/12/44	350	349,338
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2006-LDP7, Class A2(a)	Aaa	5.861%	04/15/45	800	819,925
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2006-LDP9, Class A2	Aaa	5.134%	05/15/47	1,000	956,240
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2007-CB20, Class A2	Aaa	5.629%	02/12/51	800	816,844
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2007-LD12, Class A2	Aaa	5.827%	02/15/51	310	317,860
LB-UBS Commercial Mortgage Trust,
Ser. 2006-C3, Class A2	Aaa	5.532%	03/15/32	900	918,358
LB-UBS Commercial Mortgage Trust,
Ser. 2006-C6, Class A2	Aaa	5.262%	09/15/39	850	868,555
Morgan Stanley Capital I, Ser. 2006-HQ10, Class A2	Aaa	5.283%	11/12/41	525	532,269
Morgan Stanley Capital I, Ser. 2007-HQ11, Class A2	Aaa	5.359%	02/12/44	400	408,204
Wachovia Bank Commercial Mortgage Trust,
Ser. 2005-C22, Class A3(a)	Aaa	5.285%	12/15/44	800	803,690
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C25, Class A2(a)	Aaa	5.684%	05/15/43	914	925,767
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C26, Class A2	Aaa	5.935%	06/15/45	450	456,591
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C27, Class A2	Aaa	5.624%	07/15/45	400	409,505

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2018 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
COMMERCIAL MORTGAGE-BACKED	Ratings†	Interest	Maturity	Amount	Value
	(Unaudited)	Rate	Date	(000)#	(Note 2)

SECURITIES (Continued)
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C29, Class A2	Aaa	5.275%	11/15/48	$540	$550,387
Wachovia Bank Commercial Mortgage Trust,
Ser. 2007-C33, Class A2(a)	Aaa	5.857%	02/15/51	800	818,784

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $14,411,633)					17,044,368

CORPORATE BONDS — 7.3%
Aerospace & Defense — 0.2%
Boeing Co. (The), Sr. Unsec’d. Notes	A2	6.000%	03/15/19	300	325,549

Banking — 1.6%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	185	219,237
Bank of America Corp., Sr. Unsec’d. Notes, MTN	A2	7.375%	05/15/14	400	453,886
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	6.750%	05/22/19	255	284,435
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	7.500%	02/15/19	275	320,596
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%	04/23/19	275	302,521
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.000%	04/28/15	375	399,458
Rabobank Nederland NV (Netherlands),
Sr. Unsec’d. Notes, 144A	Aaa	4.200%	05/13/14	425	439,800

					2,419,933

Capital Goods — 0.3%
United Technologies Corp., Sr. Unsec’d. Notes	A2	5.375%	12/15/17	355	378,305

Consumer — 0.5%
Clorox Co., Sr. Unsec’d. Notes	Baa2	5.950%	10/15/17	300	322,558
Procter & Gamble Co. (The), Sr. Unsec’d. Notes	Aa3	4.600%	01/15/14	425	452,530

					775,088

Electric — 0.1%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	125	130,529

Energy – Integrated — 0.6%
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes, 144A	Baa2	5.700%	10/15/19	450	469,380
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	7.250%	12/15/19	75	86,670
Shell International Finance BV (Netherlands), Gtd. Notes	Aa1	4.300%	09/22/19	250	246,996
Statoilhydro ASA (Norway), Gtd. Notes	Aa2	5.250%	04/15/19	160	169,592

					972,638

Foods — 1.2%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	7.750%	01/15/19	225	263,429
Bottling Group LLC, Sr. Unsec’d. Notes	A2	5.125%	01/15/19	125	129,895
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	A3	4.250%	03/01/15	450	472,687
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.650%	02/15/19	525	556,789
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	275	304,104

					1,726,904

Healthcare & Pharmaceutical — 0.6%
Novartis Securities Investment Ltd. (Bermuda), Gtd. Notes	Aa2	5.125%	02/10/19	250	262,632
Pfizer, Inc., Sr. Unsec’d. Notes	A1	6.200%	03/15/19	250	277,905
Roche Holdings, Inc., Gtd. Notes, 144A	A2	6.000%	03/01/19	275	302,184

					842,721

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2018 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Insurance — 0.4%
Aetna, Inc., Sr. Unsec’d. Notes	A3	6.500%	09/15/18	$290	$308,449
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	290	340,789

					649,238

Media & Entertainment — 0.1%
Viacom, Inc., Sr. Unsec’d. Notes	Baa2	5.625%	09/15/19	160	167,057

Pipelines & Other — 0.1%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa2	8.500%	03/15/19	170	206,486

Retailers — 0.5%
CVS Caremark Corp., Notes	Baa2	6.600%	03/15/19	315	344,701
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.125%	02/01/19	415	409,702

					754,403

Technology — 0.1%
Xerox Corp., Sr. Notes	Baa2	5.625%	12/15/19	200	199,721

Telecommunications — 0.8%
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.800%	02/15/19	500	532,980
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.175%	06/18/19	290	323,310
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.350%	04/01/19	255	281,324

					1,137,614

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	9.250%	08/06/19	275	335,123

TOTAL CORPORATE BONDS
(cost $10,134,155)					11,021,309

MUNICIPAL BOND — 0.2%
State of California, Taxable GO, Ser. Var. Purp.3
(cost $251,545)	Baa1	5.450%	04/01/15	250	251,460

U.S. GOVERNMENT AGENCY OBLIGATIONS — 27.0%
JPMorgan Chase & Co., FDIC Gtd. Notes, Ser. 3(a)		0.501%	12/26/12	13,610	13,736,110
PNC Funding Corp., FDIC Gtd. Notes(a)		0.490%	04/01/12	26,800	26,937,618

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $40,410,000)					40,673,728

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION — 2.5%
Federal National Mortgage Association
(cost $3,583,571)		5.500%	02/01/34 – 11/01/37	3,582	3,761,408

U.S. TREASURY OBLIGATIONS — 8.7%
U.S. Treasury Bonds		4.375%	11/15/39	1,220	1,167,770
U.S. Treasury Bonds		4.500%	08/15/39	230	224,789
U.S. Treasury Bonds		7.500%	11/15/16	150	189,035
U.S. Treasury Inflation Index Bonds		1.875%	07/15/13	753	793,343
U.S. Treasury Notes		2.625%	12/31/14	650	648,122
U.S. Treasury Notes		3.375%	11/15/19	1,700	1,635,196
U.S. Treasury Notes		4.250%	08/15/15	2,065	2,210,194
U.S. Treasury Strips Coupon(d)(f)		3.980%	11/15/18	780	548,179
U.S. Treasury Strips Coupon(f)		4.830%	11/15/24	775	378,237

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2018 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

			Principal
	Interest	Maturity	Amount	Value
U.S. TREASURY OBLIGATIONS (Continued)	Rate	Date	(000)#	(Note 2)

U.S. Treasury Strips Coupon(f)	4.840%	05/15/24	$890	$447,658
U.S. Treasury Strips Coupon(f)	4.860%	08/15/24	2,715	1,345,728
U.S. Treasury Strips Coupon(f)	5.270%	05/15/20	920	591,696
U.S. Treasury Strips Principal(c)	4.430%	05/15/21	1,535	932,514
U.S. Treasury Strips Principal(c)	6.260%	02/15/23	3,840	2,094,252

TOTAL U.S. TREASURY OBLIGATIONS
(cost $13,254,300)				13,206,713

TOTAL LONG-TERM INVESTMENTS
(cost $85,517,900)				89,837,692

			Shares

SHORT-TERM INVESTMENT — 34.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series
(cost $51,129,865)(Note 4)(e)			51,129,865	51,129,865

TOTAL INVESTMENTS — 93.6%
(cost $136,647,765)				140,967,557

Other assets in excess of liabilities(g) — 6.4%				9,705,378

NET ASSETS — 100.0%				$150,672,935

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corporation
GO	General Obligation
MTN	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of December 31, 2009. Ratings of certain bonds may have changed subsequent to that date.
(a)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2009.
(b)	Standard & Poor’s Rating
(c)	Represents zero coupon bond. Rate shown reflects the effective yield at reporting date.
(d)	Security segregated as collateral for futures contracts.
(e)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(f)	Rate shown reflects the effective yield at December 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2018 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

(g)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on financial futures contracts and interest rate swap agreements as follows:

Futures contracts open at December 31, 2009:
					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions:
36	2 Year U.S. Treasury Notes	Mar. 10	$7,795,928	$7,785,563	$(10,365)
8	10 Year U.S. Treasury Notes	Mar. 10	924,120	923,625	(495)

					(10,860)

Short Positions:
38	5 Year U.S. Treasury Notes	Mar. 10	4,441,595	4,346,547	95,048
32	U.S. Long Bonds	Mar. 10	3,821,422	3,692,000	129,422

					224,470

					$213,610

Interest rate swap agreements outstanding at December 31, 2009:

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Citibank, NA(1)	12/31/18	$4,855	4.313%	3 month LIBOR	$337,623	$—	$337,623
Deutsche Bank AG (1)	12/31/18	4,997	4.383%	3 month LIBOR	441,234	—	441,234
JPMorgan Chase Bank(1)	12/31/18	26,200	4.097%	3 month LIBOR	1,140,827	—	1,140,827
JPMorgan Chase Bank(1)	12/31/18	7,210	4.197%	3 month LIBOR	405,909	—	405,909
JPMorgan Chase Bank(1)	12/31/18	2,550	4.205%	3 month LIBOR	140,989	—	140,989
JPMorgan Chase Bank(1)	12/31/18	6,501	4.361%	3 month LIBOR	489,595	—	489,595
JPMorgan Chase Bank(1)	12/31/18	3,701	4.366%	3 month LIBOR	267,228	—	267,228
JPMorgan Chase Bank(1)	12/31/18	1,510	4.591%	3 month LIBOR	153,831	—	153,831
JPMorgan Chase Bank(1)	12/31/18	839	4.636%	3 month LIBOR	89,938	—	89,938
JPMorgan Chase Bank(1)	12/31/18	2,654	4.744%	3 month LIBOR	323,129	—	323,129
JPMorgan Chase Bank(1)	12/31/18	3,200	4.826%	3 month LIBOR	416,671	—	416,671
Merrill Lynch Capital Services, Inc.(1)	12/31/18	1,600	3.015%	3 month LIBOR	(100,833)	—	(100,833)
Merrill Lynch Capital Services, Inc.(1)	12/31/18	5,600	3.029%	3 month LIBOR	(342,859)	—	(342,859)
Merrill Lynch Capital Services, Inc.(1)	12/31/18	31,600	3.029%	3 month LIBOR	(1,960,203)	—	(1,960,203)
Merrill Lynch Capital Services, Inc.(1)	12/31/18	4,800	3.031%	3 month LIBOR	(292,892)	—	(292,892)
Merrill Lynch Capital Services, Inc.(1)	12/31/18	8,100	3.336%	3 month LIBOR	(275,765)	—	(275,765)
Merrill Lynch Capital Services, Inc.(1)	12/31/18	1,000	3.393%	3 month LIBOR	(28,812)	—	(28,812)
Merrill Lynch Capital Services, Inc.(1)	12/31/18	8,100	4.049%	3 month LIBOR	225,056	—	225,056
Merrill Lynch Capital Services, Inc.(1)	12/31/18	21,000	4.206%	3 month LIBOR	1,201,665	—	1,201,665
Merrill Lynch Capital Services, Inc.(1)	12/31/18	11,680	4.208%	3 month LIBOR	669,834	—	669,834
Merrill Lynch Capital Services, Inc.(1)	12/31/18	2,500	4.225%	3 month LIBOR	107,044	—	107,044
Merrill Lynch Capital Services, Inc.(1)	12/31/18	10,500	4.249%	3 month LIBOR	629,946	—	629,946
Merrill Lynch Capital Services, Inc.(1)	12/31/18	29,000	4.458%	3 month LIBOR	2,433,043	—	2,433,043
Merrill Lynch Capital Services, Inc.(1)	12/31/18	6,950	4.595%	3 month LIBOR	696,035	—	696,035
Morgan Stanley Capital Services, Inc.(1)	12/31/18	14,600	2.556%	3 month LIBOR	(1,517,201)	—	(1,517,201)
Morgan Stanley Capital Services, Inc.(1)	12/31/18	3,500	3.000%	3 month LIBOR	(226,925)	—	(226,925)
Morgan Stanley Capital Services, Inc.(1)	12/31/18	7,100	3.063%	3 month LIBOR	(418,704)	—	(418,704)
Morgan Stanley Capital Services, Inc.(1)	12/31/18	2,300	3.071%	3 month LIBOR	(133,395)	—	(133,395)
Morgan Stanley Capital Services, Inc.(1)	12/31/18	2,800	3.107%	3 month LIBOR	(161,046)	—	(161,046)
Morgan Stanley Capital Services, Inc.(1)	12/31/18	6,100	3.256%	3 month LIBOR	(254,361)	—	(254,361)
Morgan Stanley Capital Services, Inc.(1)	12/31/18	1,500	3.829%	3 month LIBOR	4,478	—	4,478

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2018 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Interest rate swap agreements outstanding at December 31, 2009 (continued):

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Morgan Stanley Capital Services, Inc.(1)	12/31/18	$14,700	4.024%	3 month LIBOR	$379,955	$—	$379,955
Morgan Stanley Capital Services, Inc.(1)	12/31/18	2,500	4.240%	3 month LIBOR	99,452	—	99,452
Morgan Stanley Capital Services, Inc.(1)	12/31/18	4,000	4.285%	3 month LIBOR	201,091	—	201,091
Morgan Stanley Capital Services, Inc.(1)	12/31/18	2,700	4.287%	3 month LIBOR	135,786	—	135,786
Morgan Stanley Capital Services, Inc.(1)	12/31/18	7,700	4.295%	3 month LIBOR	394,180	—	394,180
Deutsche Bank AG(2)	11/15/19	1,660	4.546%	3 month LIBOR	(144,130)	—	(144,130)
Deutsche Bank AG(2)	5/15/20	1,578	4.246%	3 month LIBOR	(72,003)	—	(72,003)
Deutsche Bank AG(2)	5/15/21	1,548	4.419%	3 month LIBOR	(85,541)	—	(85,541)
Deutsche Bank AG(2)	5/15/21	1,543	4.446%	3 month LIBOR	(90,685)	—	(90,685)
JPMorgan Chase Bank(2)	12/10/11	1,000	2.335%	3 month LIBOR	(19,609)	—	(19,609)
JPMorgan Chase Bank(2)	10/27/13	11,760	3.535%	3 month LIBOR	(526,939)	—	(526,939)
JPMorgan Chase Bank(2)	12/31/18	16,700	2.228%	3 month LIBOR	2,212,355	—	2,212,355
JPMorgan Chase Bank(2)	12/31/18	2,501	2.353%	3 month LIBOR	304,166	—	304,166
JPMorgan Chase Bank(2)	12/31/18	6,478	3.372%	3 month LIBOR	170,909	—	170,909
JPMorgan Chase Bank(2)	12/31/18	10,001	4.114%	3 month LIBOR	(474,346)	—	(474,346)
JPMorgan Chase Bank(2)	12/31/18	4,541	4.619%	3 month LIBOR	(455,174)	—	(455,174)
Merrill Lynch Capital Services, Inc.(2)	12/31/18	2,000	2.778%	3 month LIBOR	168,039	—	168,039
Merrill Lynch Capital Services, Inc.(2)	12/31/18	1,000	2.907%	3 month LIBOR	72,254	—	72,254
Merrill Lynch Capital Services, Inc.(2)	12/31/18	1,800	3.160%	3 month LIBOR	89,533	—	89,533
Merrill Lynch Capital Services, Inc.(2)	12/31/18	7,400	3.164%	3 month LIBOR	375,156	—	375,156
Merrill Lynch Capital Services, Inc.(2)	12/31/18	1,000	4.026%	3 month LIBOR	(19,308)	—	(19,308)
Merrill Lynch Capital Services, Inc.(2)	12/31/18	4,600	4.053%	3 month LIBOR	(123,506)	—	(123,506)
Merrill Lynch Capital Services, Inc.(2)	12/31/18	3,000	4.155%	3 month LIBOR	(108,357)	—	(108,357)
Morgan Stanley Capital Services, Inc.(2)	12/31/18	16,000	2.871%	3 month LIBOR	1,249,842	—	1,249,842
Morgan Stanley Capital Services, Inc.(2)	12/31/18	3,300	3.003%	3 month LIBOR	220,772	—	220,772
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,400	3.011%	3 month LIBOR	92,305	—	92,305
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,000	3.098%	3 month LIBOR	58,368	—	58,368
Morgan Stanley Capital Services, Inc.(2)	12/31/18	5,000	3.117%	3 month LIBOR	277,802	—	277,802
Morgan Stanley Capital Services, Inc.(2)	12/31/18	3,000	3.126%	3 month LIBOR	163,781	—	163,781
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,000	3.333%	3 month LIBOR	37,979	—	37,979
Morgan Stanley Capital Services, Inc.(2)	12/31/18	2,000	3.357%	3 month LIBOR	71,065	—	71,065
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,000	3.387%	3 month LIBOR	33,493	—	33,493
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,200	3.406%	3 month LIBOR	36,578	—	36,578
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,200	3.451%	3 month LIBOR	31,665	—	31,665
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,600	3.454%	3 month LIBOR	59,299	—	59,299
Morgan Stanley Capital Services, Inc.(2)	12/31/18	4,400	3.524%	3 month LIBOR	129,659	—	129,659
Morgan Stanley Capital Services, Inc.(2)	12/31/18	850	3.588%	3 month LIBOR	20,464	—	20,464
Morgan Stanley Capital Services, Inc.(2)	12/31/18	2,900	3.633%	3 month LIBOR	42,289	—	42,289
Morgan Stanley Capital Services, Inc.(2)	12/31/18	700	3.668%	3 month LIBOR	12,077	—	12,077
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,000	3.687%	3 month LIBOR	18,015	—	18,015
Morgan Stanley Capital Services, Inc.(2)	12/31/18	2,000	3.729%	3 month LIBOR	19,942	—	19,942
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,000	3.734%	3 month LIBOR	11,243	—	11,243
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,400	3.741%	3 month LIBOR	11,782	—	11,782
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,300	3.745%	3 month LIBOR	4,569	—	4,569

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2018 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Interest rate swap agreements outstanding at December 31, 2009 (continued):

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Morgan Stanley Capital Services, Inc.(2)	12/31/18	$370	3.788%	3 month LIBOR	$1,245	$—	$1,245
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,000	3.797%	3 month LIBOR	3,032	—	3,032
Morgan Stanley Capital Services, Inc.(2)	12/31/18	4,000	3.805%	3 month LIBOR	6,798	—	6,798
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,300	3.814%	3 month LIBOR	2,230	—	2,230
Morgan Stanley Capital Services, Inc.(2)	12/31/18	350	3.820%	3 month LIBOR	167	—	167
Morgan Stanley Capital Services, Inc.(2)	12/31/18	2,000	3.831%	3 month LIBOR	(5,690)	—	(5,690)
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,500	3.870%	3 month LIBOR	(8,429)	—	(8,429)
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,000	3.898%	3 month LIBOR	(6,104)	—	(6,104)
Morgan Stanley Capital Services, Inc.(2)	12/31/18	1,000	3.920%	3 month LIBOR	(10,092)	—	(10,092)
Morgan Stanley Capital Services, Inc.(2)	12/31/18	4,500	3.954%	3 month LIBOR	(60,453)	—	(60,453)
Morgan Stanley Capital Services, Inc.(2)	12/31/18	565	3.970%	3 month LIBOR	(7,764)	—	(7,764)
Morgan Stanley Capital Services, Inc.(2)	12/31/18	620	4.036%	3 month LIBOR	(15,114)	—	(15,114)
Morgan Stanley Capital Services, Inc.(2)	12/31/18	3,200	4.059%	3 month LIBOR	(90,665)	—	(90,665)
Morgan Stanley Capital Services, Inc.(2)	12/31/18	10,000	4.109%	3 month LIBOR	(337,224)	—	(337,224)

					$9,019,283	$—	$9,019,283

(1) Portfolio pays the floating rate and receives the fixed rate.
(2) Portfolio pays the fixed rate and receives the floating rate.
# Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Asset-Backed Securities	$—	$3,878,706	$—
Commercial Mortgage-Backed Securities	—	17,044,368	—
Corporate Bonds	—	11,021,309	—
Municipal Bond	—	251,460	—
U.S. Government Agency Obligations	—	40,673,728	—
U.S. Government Mortgage-Backed Obligation	—	3,761,408	—
U.S. Treasury Obligations	—	13,206,713	—
Affiliated Money Market Mutual Fund	51,129,865	—	—

	$51,129,865	$89,837,692	$—
Other Financial Instruments*	213,610	9,019,283	—

Total	$51,343,475	$98,856,975	$—

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial
Instruments*

Balance as of 12/31/08	$22,173,930
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	(22,173,930)

Balance as of 12/31/09	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2018 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund	34.0%
U.S. Government Agency Obligations	27.0
Commercial Mortgage-Backed Securities	11.3
U.S. Treasury Obligations	8.7
Asset-Backed Securities	2.6
U.S. Government Mortgage-Backed Obligation	2.5
Banking	1.6
Foods	1.2
Telecommunications	0.8
Energy – Integrated	0.6
Healthcare & Pharmaceutical	0.6
Consumer	0.5
Retailers	0.5
Insurance	0.4
Capital Goods	0.3
Aerospace & Defense	0.2
Municipal Bond	0.2
Tobacco	0.2
Electric	0.1
Media & Entertainment	0.1
Pipelines & Other	0.1
Technology	0.1

93.6
Other assets in excess of liabilities	6.4

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not designated
as hedging instruments,	Balance Sheet	Fair		Balance Sheet	Fair
carried at fair value	Location	Value		Location	Value

Interest rate contracts	Due from broker-variation margin	$224,470	*	Due from broker-variation margin	$10,860	*
Interest rate contracts	Unrealized appreciation on swap agreements	17,393,412		Unrealized depreciation on swap agreements	8,374,129

Total		$17,617,882			$8,384,989

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated
as hedging instruments,			Purchased	Written
carried at fair value	Futures	Swaps	Options	Options	Total

Interest rate contracts	$811,331	$(187,262)	$(509)	$804	$624,364

	Change in Unrealized Appreciation or (Depreciation)
	on Derivatives Recognized in Income
Derivatives not designated
as hedging instruments,
carried at fair value	Futures	Swaps	Total

Interest rate contracts	$263,542	$(12,404,472)	$(12,140,930)

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

		Interest
Futures	Futures	Rate
Long Position(1)	Short Position(1)	Swaps(2)

$5,745,384	$17,405,877	$369,248,997

(1) Value at Trade Date.
(2) Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2018 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Unaffiliated investments (cost $85,517,900)	$89,837,692
Affiliated investments (cost $51,129,865)	51,129,865
Unrealized appreciation on swap agreements	17,393,412
Receivable for fund shares sold	431,715
Dividends and interest receivable	363,663
Due from broker-variation margin	22,028
Prepaid expenses	2,197

Total Assets	159,180,572

LIABILITIES:
Unrealized depreciation on swap agreements	8,374,129
Advisory fees payable	82,030
Accrued expenses and other liabilities	37,794
Shareholder servicing fees payable	12,754
Payable for fund share repurchased	18
Affiliated transfer agent fee payable	912

Total Liabilities	8,507,637

NET ASSETS	$150,672,935

Net assets were comprised of:
Paid-in capital	$131,063,209
Retained earnings	19,609,726

Net assets, December 31, 2009	$150,672,935

Net asset value and redemption price per share, $150,672,935 / 13,502,339 outstanding shares of beneficial interest	$11.16

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated interest income	$2,288,102
Affiliated dividend income	440,433

2,728,535

EXPENSES
Advisory fees	1,156,486
Shareholder servicing fees and expenses	180,157
Custodian and accounting fees	71,000
Audit fee	24,000
Shareholders’ reports	19,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Trustees’ fees	10,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	6,863

Total expenses	1,491,506

NET INVESTMENT INCOME	1,237,029

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	4,273,687
Futures transactions	811,331
Options written transactions	804
Short sale transactions	(116,875)
Swap agreement transactions	(187,262)

4,781,685

Net change in unrealized appreciation (depreciation) on:
Investments	(2,992,503)
Futures	263,542
Short sales	53,127
Swap agreements	(12,404,472)

(15,080,306)

NET LOSS ON INVESTMENTS	(10,298,621)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,061,592)

STATEMENT OF CHANGES IN NET ASSETS

		January 28, 2008*
	Year Ended	through
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,237,029	$519,656
Net realized gain on investment transactions	4,781,685	5,320,416
Net change in unrealized appreciation (depreciation) on investments	(15,080,306)	28,632,991

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,061,592)	34,473,063

DISTRIBUTIONS	(5,801,745)	—
FUND SHARE TRANSACTIONS:
Fund share sold [14,161,822 and 25,622,522 shares, respectively]	163,146,952	262,886,758
Fund share issued in reinvestment of distributions [546,819 and 0 shares, respectively]	5,801,745	—
Fund share repurchased [14,801,906 and 12,026,918 shares, respectively)]	(169,725,060)	(131,047,186)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(776,363)	131,839,572

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,639,700)	166,312,635
NET ASSETS:
Beginning of period	166,312,635	—

End of period	$150,672,935	$166,312,635

*Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2019

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 59.1%	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
ASSET-BACKED SECURITIES — 3.7%	(Unaudited)	Rate	Date	(000)#	(Note 2)

Chase Issuance Trust, Ser. 2005-A11, Class A(a)	Aaa	0.303%	12/15/14	$1,000	$984,369
Citibank Credit Card Issuance Trust, Ser. 2005-A3,
Class A3(a)	Aaa	0.302%	04/24/14	1,000	984,649
Citibank Credit Card Issuance Trust, Ser. 2006-A7,
Class A7(a)	Aaa	0.314%	12/15/18	1,000	941,924
MBNA Credit Card Master Note Trust, Ser. 2005-A10,
Class A10(a)	Aaa	0.293%	11/15/15	1,000	967,764

TOTAL ASSET-BACKED SECURITIES
(cost $3,472,695)					3,878,706

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.7%
Banc of America Commercial Mortgage, Inc.,
Ser. 2006-6, Class A2	Aaa	5.309%	10/10/45	280	281,223
Bear Stearns Commercial Mortgage Securities, Inc.,
Ser. 2006-PW12, Class A3(a)	Aaa	5.712%	09/11/38	500	501,184
Bear Stearns Commercial Mortgage Securities, Inc.,
Ser. 2007-T26, Class A2	AAA(b)	5.330%	01/12/45	275	280,154
Bear Stearns Commercial Mortgage Securities, Inc.,
Ser. 2007-T28, Class A2	AAA(b)	5.588%	09/11/42	500	513,223
Commercial Mortgage Pass-Through Certificates,
Ser. 2006-C7, Class A2	AAA(b)	5.690%	06/10/46	500	511,155
Commercial Mortgage Pass-Through Certificates,
Ser. 2006-C8, Class A2A	Aaa	5.219%	12/10/46	467	474,404
Credit Suisse Mortgage Capital Certificates,
Ser. 2007-C1, Class A2	Aaa	5.268%	02/15/40	235	236,386
GE Capital Commercial Mortgage Corp.,
Ser. 2004-C2, Class A2	Aaa	4.119%	03/10/40	544	550,427
Greenwich Capital Commercial Funding Corp.,
Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	500	506,524
GS Mortgage Securities Corp. II, Ser. 2007-GG10,
Class A2(a)	Aaa	5.778%	08/10/45	400	409,692
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2006-CB14, Class A3A, 144A(a)	Aaa	5.491%	12/12/44	350	349,338
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2006-LDP7, Class A2(a)	Aaa	5.861%	04/15/45	600	614,944
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2006-LDP9, Class A2	Aaa	5.134%	05/15/47	750	717,180
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2007-CB20, Class A2	Aaa	5.629%	02/12/51	500	510,527
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2007-LD12, Class A2	Aaa	5.827%	02/15/51	200	205,071
LB-UBS Commercial Mortgage Trust, Ser. 2006-C3,
Class A2	Aaa	5.532%	03/15/32	550	561,219
LB-UBS Commercial Mortgage Trust, Ser. 2006-C6,
Class A2	Aaa	5.262%	09/15/39	400	408,732
Morgan Stanley Capital I, Ser. 2006-HQ10,
Class A2	Aaa	5.283%	11/12/41	355	359,915
Morgan Stanley Capital I, Ser. 2007-HQ11, Class A2	Aaa	5.359%	02/12/44	300	306,153
Wachovia Bank Commercial Mortgage Trust,
Ser. 2005-C22, Class A3(a)	Aaa	5.285%	12/15/44	600	602,767
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C25, Class A2(a)	Aaa	5.684%	05/15/43	549	555,460
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C26, Class A2	Aaa	5.935%	06/15/45	300	304,394
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C27, Class A2	Aaa	5.624%	07/15/45	300	307,129
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C29, Class A2	Aaa	5.275%	11/15/48	450	458,656

SEE NOTES TO FINANCIAL STATEMENTS.
A24

AST BOND PORTFOLIO 2019 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
COMMERCIAL MORTGAGE-BACKED	Ratings†	Interest	Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate	Date	(000)	(Note 2)

Wachovia Bank Commercial Mortgage Trust,
Ser. 2007-C33, Class A2(a)	Aaa	5.857%	02/15/51	$500	$511,740

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $9,284,470)					11,037,597

CORPORATE BONDS — 7.1%
Aerospace & Defense — 0.2%
Boeing Co. (The), Sr. Unsec’d. Notes	A2	6.000%	03/15/19	225	244,162

Banking — 1.5%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	120	142,207
Bank of America Corp., Sr. Unsec’d. Notes, M.T.N.	A2	7.375%	05/15/14	250	283,679
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	6.750%	05/22/19	165	184,046
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	7.500%	02/15/19	190	221,503
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%	04/23/19	175	192,513
Morgan Stanley, Sr. Unsec’d. Notes, M.T.N.	A2	6.000%	04/28/15	245	260,979
Rabobank Nederland NV (Netherlands),
Sr. Unsec’d. Notes, 144A	Aaa	4.200%	05/13/14	275	284,577

					1,569,504

Capital Goods — 0.3%
United Technologies Corp., Sr. Unsec’d. Notes	A2	5.375%	12/15/17	245	261,084

Consumer — 0.5%
Clorox Co., Sr. Unsec’d. Notes	Baa2	5.950%	10/15/17	200	215,039
Procter & Gamble Co. (The), Sr. Unsec’d. Notes	Aa3	4.600%	01/15/14	300	319,433

					534,472

Electric — 0.1%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	100	104,423

Energy – Integrated — 0.6%
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes, 144A	Baa2	5.700%	10/15/19	300	312,920
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	7.250%	12/15/19	50	57,780
Shell International Finance BV (Netherlands), Gtd. Notes	Aa1	4.300%	09/22/19	175	172,897
Statoilhydro ASA (Norway), Gtd. Notes	Aa2	5.250%	04/15/19	100	105,995

					649,592

Foods — 1.2%
Anheuser-Busch Inbev Worldwide, Inc., Gtd. Notes, 144A	Baa2	7.750%	01/15/19	175	204,889
Bottling Group LLC, Sr. Unsec’d. Notes	A2	5.125%	01/15/19	90	93,524
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	A3	4.250%	03/01/15	300	315,125
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.650%	02/15/19	350	371,193
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	200	221,166

					1,205,897

Healthcare & Pharmaceutical — 0.6%
Novartis Securities Investment Ltd. (Bermuda), Gtd. Notes	Aa2	5.125%	02/10/19	165	173,337
Pfizer, Inc., Sr. Unsec’d. Notes	A1	6.200%	03/15/19	180	200,092
Roche Holdings, Inc., Gtd. Notes, 144A	A2	6.000%	03/01/19	180	197,793

					571,222

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	A3	6.500%	09/15/18	190	202,087

Insurance — 0.2%
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	190	223,276

SEE NOTES TO FINANCIAL STATEMENTS.
A25

AST BOND PORTFOLIO 2019 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date	(000)	(Note 2)

Media & Entertainment — 0.1%
Viacom, Inc., Sr. Unsec’d. Notes	Baa2	5.625%	09/15/19	$100	$104,410

Pipelines & Other — 0.2%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa2	8.500%	03/15/19	125	151,828

Retailers — 0.5%
CVS Caremark Corp., Notes	Baa2	6.600%	03/15/19	235	257,158
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.125%	02/01/19	305	301,106

					558,264

Technology — 0.1%
Xerox Corp., Sr. Notes	Baa2	5.625%	12/15/19	150	149,791

Telecommunications — 0.6%
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.800%	02/15/19	350	373,087
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.175%	06/18/19	180	200,675

					573,762

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	9.250%	08/06/19	185	225,446

TOTAL CORPORATE BONDS
(cost $6,746,543)					7,329,220

MUNICIPAL BOND — 0.1%
State of California G.O., Taxable Var. Purp. 3
(cost $125,772)	Baa1	5.450%	04/01/15	125	125,730

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.4%
JPMorgan Chase & Co., FDIC Gtd. Notes, Ser. 3(a)		0.501%	12/26/12	8,750	8,831,077
PNC Funding Corp., FDIC Gtd. Notes(a)		0.490%	04/01/12	18,400	18,494,484

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $27,150,000)					27,325,561

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION — 2.3%
Federal National Mortgage Association
(cost $2,245,832)		5.500%	02/01/34 – 06/01/37	2,249	2,362,559

U.S. TREASURY OBLIGATIONS — 8.8%
U.S. Treasury Bonds		4.375%	11/15/39	170	162,722
U.S. Treasury Bonds		4.500%	08/15/39	485	474,012
U.S. Treasury Bonds		7.500%	11/15/16	150	189,035
U.S. Treasury Bonds		7.625%	02/15/25	1,200	1,621,313
U.S. Treasury Inflation Index Bonds		1.875%	07/15/13	571	601,205
U.S. Treasury Notes		2.625%	12/31/14	460	458,670
U.S. Treasury Notes		3.375%	11/15/19	2,885	2,775,024
U.S. Treasury Notes		4.250%	08/15/15	550	588,672
U.S. Treasury Strips Coupon(f)		4.830%	11/15/24	470	229,383
U.S. Treasury Strips Coupon(f)		4.840%	05/15/24	220	110,657
U.S. Treasury Strips Coupon(f)		4.860%	08/15/24	785	389,096
U.S. Treasury Strips Coupon(f)		5.270%	05/15/20	560	360,163
U.S. Treasury Strips Principal(c)(e)		4.430%	05/15/21	600	364,501
U.S. Treasury Strips Principal(c)		6.260%	02/15/23	1,525	831,701

TOTAL U.S. TREASURY OBLIGATIONS
(cost $9,294,174)					9,156,154

TOTAL LONG-TERM INVESTMENTS
(cost $58,319,486)					61,215,527

SEE NOTES TO FINANCIAL STATEMENTS.
A26

AST BOND PORTFOLIO 2019 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
	Shares	(Note 2)
SHORT-TERM INVESTMENT — 36.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series
(cost $37,580,751; Note 4)(d)	37,580,751	$37,580,751

TOTAL INVESTMENTS — 95.4%
(cost $95,900,237)		98,796,278
Other assets in excess of Liabilities(g) — 4.6%		4,761,508

NET ASSETS — 100.0%		$103,557,786

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of December 31, 2009. Ratings of certain bonds may have changed subsequent to that date.
FDIC	Federal Deposit Insurance Corporation
G.O.	General Obligation
M.T.N.	Medium Term Note
(a)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2009.
(b)	Standard & Poor’s Rating
(c)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2009.
(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(e)	Segregated as collateral for futures contracts.
(f)	Rate shown reflects the effective yield at December 31, 2009.
(g)	Other assets in excess of liabilities includes unrealized appreciation (depreciation) on futures contracts and interest rate swap agreements as follows:

Open futures contracts outstanding at December 31, 2009:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Position:
6	U.S. Treasury 10 Yr. Notes	Mar. 2010	$693,082	$ 692,719	$(363)

Short Positions:
1	U.S. Treasury 2 Yr. Notes	Mar. 2010	217,919	216,266	1,653
51	U.S. Treasury 5 Yr. Notes	Mar. 2010	5,917,698	5,833,523	84,175
12	U.S. Long Bond	Mar. 2010	1,416,804	1,384,500	1,384,500
					32,304

					118,132

					$117,769

SEE NOTES TO FINANCIAL STATEMENTS.
A27

AST BOND PORTFOLIO 2019 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Interest rate swap agreements outstanding at December 31, 2009:

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Deutsche Bank AG(1)	12/31/19	$4,995	4.476%	3 month LIBOR	$449,424	$—	$449,424
Deutsche Bank AG(2)	11/15/19	957	4.546%	3 month LIBOR	(83,058)	—	(83,058)
Deutsche Bank AG(2)	5/15/20	957	4.246%	3 month LIBOR	(43,651)	—	(43,651)
Deutsche Bank AG(2)	5/15/21	892	4.419%	3 month LIBOR	(49,295)	—	(49,295)
Deutsche Bank AG(2)	5/15/21	889	4.446%	3 month LIBOR	(52,259)	—	(52,259)
JP Morgan Chase Bank(1)	12/31/19	10,600	4.137%	3 month LIBOR	374,401	—	374,401
JP Morgan Chase Bank(1)	12/31/19	5,220	4.256%	3 month LIBOR	267,729	—	267,729
JP Morgan Chase Bank(1)	12/31/19	2,200	4.383%	3 month LIBOR	140,445	—	140,445
JP Morgan Chase Bank(1)	12/31/19	7,050	4.424%	3 month LIBOR	510,106	—	510,106
JP Morgan Chase Bank(1)	12/31/19	8,000	4.615%	3 month LIBOR	735,635	—	735,635
JP Morgan Chase Bank(1)	12/31/19	1,780	4.655%	3 month LIBOR	180,882	—	180,882
JP Morgan Chase Bank(1)	12/31/19	934	4.690%	3 month LIBOR	99,259	—	99,259
JP Morgan Chase Bank(1)	12/31/19	3,995	4.700%	3 month LIBOR	437,771	—	437,771
JP Morgan Chase Bank(1)	12/31/19	2,159	4.795%	3 month LIBOR	263,641	—	263,641
JP Morgan Chase Bank(1)	12/31/19	5,376	4.805%	3 month LIBOR	660,830	—	660,830
JP Morgan Chase Bank(1)	12/31/19	3,700	4.886%	3 month LIBOR	488,839	—	488,839
JP Morgan Chase Bank(2)	12/10/11	700	2.335%	3 month LIBOR	(13,727)	—	(13,727)
JP Morgan Chase Bank(2)	10/27/13	8,140	3.535%	3 month LIBOR	(364,735)	—	(364,735)
JP Morgan Chase Bank(2)	12/31/19	4,100	2.268%	3 month LIBOR	636,593	—	636,593
JP Morgan Chase Bank(2)	12/31/19	2,701	4.144%	3 month LIBOR	(103,192)	—	(103,192)
JP Morgan Chase Bank(2)	12/31/19	7,300	4.670%	3 month LIBOR	(720,303)	—	(720,303)
Merrill Lynch Capital Services, Inc.(1)	12/31/19	1,250	3.108%	3 month LIBOR	(93,401)	—	(93,401)
Merrill Lynch Capital Services, Inc.(1)	12/31/19	22,200	3.119%	3 month LIBOR	(1,652,326)	—	(1,652,326)
Merrill Lynch Capital Services, Inc.(1)	12/31/19	800	3.132%	3 month LIBOR	(57,816)	—	(57,816)
Merrill Lynch Capital Services, Inc.(1)	12/31/19	2,500	3.392%	3 month LIBOR	(118,613)	—	(118,613)
Merrill Lynch Capital Services, Inc.(1)	12/31/19	1,200	3.460%	3 month LIBOR	(48,606)	—	(48,606)
Merrill Lynch Capital Services, Inc.(1)	12/31/19	3,000	4.159%	3 month LIBOR	79,260	—	79,260
Merrill Lynch Capital Services, Inc.(1)	12/31/19	10,500	4.265%	3 month LIBOR	547,744	—	547,744
Merrill Lynch Capital Services, Inc.(1)	12/31/19	2,200	4.318%	3 month LIBOR	90,810	—	90,810
Merrill Lynch Capital Services, Inc.(1)	12/31/19	4,600	4.500%	3 month LIBOR	365,375	—	365,375
Merrill Lynch Capital Services, Inc.(1)	12/31/19	14,000	4.635%	3 month LIBOR	1,355,805	—	1,355,805
Merrill Lynch Capital Services, Inc.(2)	12/31/19	1,300	3.224%	3 month LIBOR	84,481	—	84,481
Merrill Lynch Capital Services, Inc.(2)	12/31/19	500	3.237%	3 month LIBOR	31,113	—	31,113
Merrill Lynch Capital Services, Inc.(2)	12/31/19	500	4.121%	3 month LIBOR	(8,013)	—	(8,013)
Merrill Lynch Capital Services, Inc.(2)	12/31/19	300	4.159%	3 month LIBOR	(7,496)	—	(7,496)
Morgan Stanley Capital Services(1)	12/31/19	4,600	2.634%	3 month LIBOR	(556,355)	—	(556,355)
Morgan Stanley Capital Services(1)	12/31/19	9,200	3.072%	3 month LIBOR	(728,661)	—	(728,661)
Morgan Stanley Capital Services(1)	12/31/19	1,400	3.121%	3 month LIBOR	(103,922)	—	(103,922)
Morgan Stanley Capital Services(1)	12/31/19	3,500	3.123%	3 month LIBOR	(258,928)	—	(258,928)
Morgan Stanley Capital Services(1)	12/31/19	2,900	3.143%	3 month LIBOR	(208,260)	—	(208,260)
Morgan Stanley Capital Services(1)	12/31/19	4,800	3.322%	3 month LIBOR	(262,217)	—	(262,217)
Morgan Stanley Capital Services(1)	12/31/19	2,200	3.327%	3 month LIBOR	(120,510)	—	(120,510)
Morgan Stanley Capital Services(1)	12/31/19	10,100	3.352%	3 month LIBOR	(519,969)	—	(519,969)
Morgan Stanley Capital Services(1)	12/31/19	2,000	3.419%	3 month LIBOR	(89,850)	—	(89,850)
Morgan Stanley Capital Services(1)	12/31/19	1,300	3.774%	3 month LIBOR	(21,581)	—	(21,581)
Morgan Stanley Capital Services(1)	12/31/19	7,800	4.189%	3 month LIBOR	235,005	—	235,005
Morgan Stanley Capital Services(1)	12/31/19	1,600	4.385%	3 month LIBOR	80,248	—	80,248
Morgan Stanley Capital Services(1)	12/31/19	2,200	4.389%	3 month LIBOR	111,190	—	111,190
Morgan Stanley Capital Services(1)	12/31/19	1,500	4.494%	3 month LIBOR	92,040	—	92,040
Morgan Stanley Capital Services(2)	12/31/19	13,000	2.959%	3 month LIBOR	1,195,208	—	1,195,208
Morgan Stanley Capital Services(2)	12/31/19	2,200	3.091%	3 month LIBOR	174,821	—	174,821
Morgan Stanley Capital Services(2)	12/31/19	1,500	3.102%	3 month LIBOR	117,929	—	117,929
Morgan Stanley Capital Services(2)	12/31/19	1,500	3.110%	3 month LIBOR	116,942	—	116,942
Morgan Stanley Capital Services(2)	12/31/19	1,000	3.157%	3 month LIBOR	73,458	—	73,458
Morgan Stanley Capital Services(2)	12/31/19	9,000	3.176%	3 month LIBOR	631,672	—	631,672
Morgan Stanley Capital Services(2)	12/31/19	3,200	3.193%	3 month LIBOR	223,235	—	223,235
Morgan Stanley Capital Services(2)	12/31/19	1,950	3.193%	3 month LIBOR	133,542	—	133,542
Morgan Stanley Capital Services(2)	12/31/19	700	3.355%	3 month LIBOR	38,374	—	38,374
Morgan Stanley Capital Services(2)	12/31/19	600	3.436%	3 month LIBOR	27,970	—	27,970
Morgan Stanley Capital Services(2)	12/31/19	2,000	3.449%	3 month LIBOR	90,183	—	90,183
Morgan Stanley Capital Services(2)	12/31/19	1,000	3.496%	3 month LIBOR	39,925	—	39,925
Morgan Stanley Capital Services(2)	12/31/19	1,000	3.555%	3 month LIBOR	33,933	—	33,933
Morgan Stanley Capital Services(2)	12/31/19	300	3.585%	3 month LIBOR	12,650	—	12,650
Morgan Stanley Capital Services(2)	12/31/19	1,400	3.628%	3 month LIBOR	51,186	—	51,186

SEE NOTES TO FINANCIAL STATEMENTS.
A28

AST BOND PORTFOLIO 2019 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Interest rate swap agreements outstanding at December 31, 2009 (continued):

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Morgan Stanley Capital Services(2)	12/31/19	$200	3.677%	3 month LIBOR	$6,455	$—	$6,455
Morgan Stanley Capital Services(2)	12/31/19	900	3.733%	3 month LIBOR	18,860	—	18,860
Morgan Stanley Capital Services(2)	12/31/19	400	3.780%	3 month LIBOR	8,899	—	8,899
Morgan Stanley Capital Services(2)	12/31/19	900	3.830%	3 month LIBOR	9,352	—	9,352
Morgan Stanley Capital Services(2)	12/31/19	535	3.836%	3 month LIBOR	8,878	—	8,878
Morgan Stanley Capital Services(2)	12/31/19	1,000	3.843%	3 month LIBOR	13,782	—	13,782
Morgan Stanley Capital Services(2)	12/31/19	350	3.889%	3 month LIBOR	2,894	—	2,894
Morgan Stanley Capital Services(2)	12/31/19	1,000	3.892%	3 month LIBOR	8,487	—	8,487
Morgan Stanley Capital Services(2)	12/31/19	850	3.913%	3 month LIBOR	4,844	—	4,844
Morgan Stanley Capital Services(2)	12/31/19	1,000	4.005%	3 month LIBOR	(2,842)	—	(2,842)
Morgan Stanley Capital Services(2)	12/31/19	500	4.022%	3 month LIBOR	(3,307)	—	(3,307)
Morgan Stanley Capital Services(2)	12/31/19	2,500	4.052%	3 month LIBOR	(24,495)	—	(24,495)
Morgan Stanley Capital Services(2)	12/31/19	1,000	4.191%	3 month LIBOR	(29,344)	—	(29,344)
Morgan Stanley Capital Services(2)	12/31/19	6,900	4.222%	3 month LIBOR	(229,424)	—	(229,424)
Morgan Stanley Capital Services(2)	12/31/19	2,500	4.262%	3 month LIBOR	(90,182)	—	(90,182)
Morgan Stanley Capital Services(2)	12/31/19	2,200	4.459%	3 month LIBOR	(127,876)	—	(127,876)

					$4,567,891	$—	$4,567,891

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Asset-Backed Securities	$—	$3,878,706	$—
Commercial Mortgage-Backed Securities	—	11,037,597	—
Corporate Bonds	—	7,329,220	—
Municipal Bond	—	125,730	—
U.S. Government Agency Obligations	—	27,325,561	—
U.S. Government Mortgage-Backed Obligation	—	2,362,559	—
U.S. Treasury Obligations	—	9,156,154	—
Affiliated Money Market Mutual Fund	37,580,751	—	—

	$37,580,751	$61,215,527	$—
Other Financial Instruments*	117,769	4,567,891	—

Total	$37,698,520	$65,783,418	$—

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial
Instruments*

Balance as of 12/31/08	$17,570,733
Realized gain (loss)	— **
Change in unrealized appreciation (depreciation)	(1,404,325)
Net purchases (sales)	—
Transfers in and/or out of Level 3	(16,166,408)

Balance as of 12/31/09	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	The realized gain earned during the period for other financial instruments was $1,417,000.

SEE NOTES TO FINANCIAL STATEMENTS.
A29

AST BOND PORTFOLIO 2019 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund	36.3%
U.S. Government Agency Obligations	26.4
Commercial Mortgage-Backed Securities	10.7
U.S. Treasury Obligations	8.8
Asset-Backed Securities	3.7
U.S. Government Mortgage-Backed Obligation	2.3
Banking	1.5
Foods	1.2
Energy – Integrated	0.6
Healthcare & Pharmaceutical	0.6
Telecommunications	0.6
Consumer	0.5
Retailers	0.5
Capital Goods	0.3
Aerospace & Defense	0.2
Healthcare Insurance	0.2
Insurance	0.2
Pipelines & Other	0.2
Tobacco	0.2
Electric	0.1
Media & Entertainment	0.1
Municipal Bond	0.1
Technology	0.1

95.4
Other assets in excess of liabilities	4.6

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not designated
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Interest rate contracts	Unrealized appreciation on		Unrealized depreciation on
	swap agreements	$11,362,105	swap agreements	$6,794,214
Interest rate contracts	Due from broker-variation margin	118,132 *	Due from broker-variation margin	363 *

Total		$11,480,237		$6,794,577

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 is as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated
as hedging instruments,			Purchased	Written
carried at fair value	Futures	Swaps	Options	Options	Total

Interest rate contracts	$592,690	$1,454,599	$(327)	$517	$2,047,479

	Change in Unrealized Appreciation or (Depreciation)on Derivatives Recognized in Income
Derivatives not designated
as hedging instruments,
carried at fair value
	Futures	Swaps	Total

Interest rate contracts	$163,911	$(12,483,472)	$(12,319,561)

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

		Interest
Futures	Futures	Rate
Long Position(1)	Short Position(1)	Swaps(2)

$2,513,675	$11,622,462	$234,150,076

(1)	Value at Trade Date.
(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.
A30

AST BOND PORTFOLIO 2019 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Unaffiliated investments (cost $58,319,486)	$61,215,527
Affiliated investments (cost $37,580,751)	37,580,751
Cash	2,681
Unrealized appreciation on swap agreements	11,362,105
Dividends and interest receivable	274,441
Due from broker-variation margin	17,725
Receivable for fund share sold	18,015
Prepaid expenses	1,401

Total Assets	110,472,646

LIABILITIES:
Unrealized depreciation on swap agreements	6,794,214
Advisory fees payable	58,764
Accrued expenses and other liabilities	37,249
Payable for fund share repurchased	14,585
Shareholder servicing fees payable	9,136
Affiliated transfer agent fee payable	912

Total Liabilities	6,914,860

NET ASSETS	$103,557,786

Net assets were comprised of:
Paid-in capital	$89,328,668
Retained earnings	14,229,118

Net assets, December 31, 2009	$103,557,786

Net asset value and redemption price per share, $103,557,786 / 9,147,211 outstanding shares of beneficial interest	$11.32

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated interest income	$1,520,622
Affiliated dividend income	305,851

1,826,473

EXPENSES
Advisory fees	780,546
Shareholder servicing fees and expenses	121,594
Custodian and accounting fees	65,000
Audit fee	24,000
Shareholders’ reports	15,000
Trustees’ fees	14,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	9,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	7,029

Total expenses	1,043,169

NET INVESTMENT INCOME	783,304

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	3,887,315
Short sale transactions	(81,250)
Futures transactions	592,690
Written option transactions	517
Swap agreement transactions	1,454,599

5,853,871

Net change in unrealized appreciation (depreciation) on:
Investments	(3,003,656)
Short sales	31,877
Futures	163,911
Swap agreements	(12,483,472)

(15,291,340)

NET LOSS ON INVESTMENTS	(9,437,469)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,654,165)

STATEMENT OF CHANGES IN NET ASSETS

		January 28, 2008*
	Year Ended	through
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$783,304	$352,466
Net realized gain on investment transactions	5,853,871	90,933
Net change in unrealized appreciation (depreciation) on investments	(15,291,340)	22,873,041

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,654,165)	23,316,440

DISTRIBUTIONS	(433,157)	—

FUND SHARE TRANSACTIONS:
Fund share sold [9,478,967 and 13,097,976 shares, respectively]	109,430,034	134,342,945
Fund share issued in reinvestment of distributions [40,181 and 0 shares, respectively]	433,157	—
Fund share repurchased [10,491,977 and 2,977,936 shares, respectively]	(121,817,994)	(33,059,474)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(11,954,803)	101,283,471

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,042,125)	124,599,911
NET ASSETS:
Beginning of period	124,599,911	—

End of period	$103,557,786	$124,599,911

*Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.
A31

AST BOND PORTFOLIO 2020

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 103.1%	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
ASSET-BACKED SECURITIES — 6.5%	(Unaudited)	Rate	Date	(000)#	(Note 2)

Ba Credit Card Trust, Ser. 2006-A14, Class A14(a)	Aaa	0.293%	04/15/16	$60	$57,803
Bank of America Auto Trust, Ser. 2009-3A,
Class A3, 144A	Aaa	1.670%	12/15/13	60	59,863
Chase Issuance Trust, Ser. 2008-A6, Class A6(a)	Aaa	1.433%	05/15/15	40	40,690
Citibank Credit Card Issuance Trust, Ser. 2009-A5,
Class A5	Aaa	2.250%	12/23/14	50	49,500
Ford Credit Auto Owner Trust, Ser. 2007-B, Class A3A	Aaa	5.150%	11/15/11	57	57,966
Harley-Davidson Motorcycle Trust, Ser. 2009-2, Class A3	Aaa	2.620%	03/15/14	50	50,679
Honda Auto Receivables Owner Trust, Ser. 2009-2,
Class A3	AAA(b)	2.790%	01/15/13	50	51,013
Huntington Auto Trust, Ser. 2009-1A, Class A3, 144A	Aaa	3.940%	06/17/13	100	102,933
Hyundai Auto Receivables Trust, Ser. 2007-A,
Class A3B(a)	Aaa	0.633%	01/17/12	42	42,400
World Omni Automobile Lease Securitization Trust,
Ser. 2009-A, Class A2	Aaa	1.020%	01/16/12	60	59,993

TOTAL ASSET-BACKED SECURITIES
(cost $574,754)					572,840

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.6%
GE Capital Commercial Mortgage Corp., Ser. 2004-C2,
Class A2 (cost $57,453)	Aaa	4.119%	03/10/40	57	57,336

U.S. GOVERNMENT AGENCY OBLIGATIONS — 84.5%
Citigroup Funding, Inc., FDIC Gtd. Notes,
Ser. 2, M.T.N.(a)		0.611%	04/30/12	1,000	1,009,188
Federal Home Loan Mortgage Corporation		3.750%	03/27/19	475	465,700
Federal National Mortgage Association(c)		5.000%	02/13/17	1,250	1,356,871
Financing Corp. Fico, Ser. D-P(d)		4.790%	09/26/19	1,150	722,172
Israel Government AID Bond (Israel), Ser. 11-Z(d)		4.570%	05/15/19	1,100	717,073
Residual Funding - Strip(d)		5.970%	07/15/20	1,400	854,508
Resolution Funding Corp. Interest Strip(d)		4.980%	04/15/18	1,500	1,057,412
Tennessee Valley Authority		4.500%	04/01/18	1,250	1,272,061

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $7,588,417)					7,454,985

U.S. TREASURY OBLIGATIONS — 11.5%
U.S. Treasury Bonds		4.375%	11/15/39	30	28,716
U.S. Treasury Bonds		4.500%	08/15/39	40	39,094
U.S. Treasury Bonds		7.625%	02/15/25	15	20,266
U.S. Treasury Notes		2.125%	11/30/14	50	48,817
U.S. Treasury Notes		2.625%	12/31/14	120	119,653
U.S. Treasury Notes		3.375%	11/15/19	560	538,653
U.S. Treasury Strip Coupon(e)(g)		4.840%	05/15/24	305	153,411
U.S. Treasury Strip Coupon(g)		5.450%	11/15/20	105	65,562

TOTAL U.S. TREASURY OBLIGATIONS
(cost $1,047,763)					1,014,172

TOTAL LONG-TERM INVESTMENTS
(cost $9,268,387)					9,099,333

SEE NOTES TO FINANCIAL STATEMENTS.
A32

AST BOND PORTFOLIO 2020 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
SHORT-TERM INVESTMENT — 2.5%	Shares	(Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series
(cost $220,274; Note 4)(f)	220,274	$220,274

TOTAL INVESTMENTS — 105.6%		9,319,607
(cost $9,488,661)		(493,905)

Other liabilities in excess of other assets(h) — (5.6)%
NET ASSETS — 100.0%		$8,825,702

The following abbreviations are used in Portfolio descriptions:
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corporation
M.T.N.	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of December 31, 2009. Ratings of certain bonds may have changed subsequent to that date.
(a)	Indicates a variable rate security.
(b)	Standard & Poor’s Rating
(c)	Security segregated as collateral for swap contracts.
(d)	Represents zero coupon bond. Rate shown reflects the effective yield at reporting date.
(e)	Security segregated as collateral for futures contracts.
(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(g)	Rate shown reflects the effective yield at December 31, 2009.
(h)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts and interest rate swap agreements as follows:

Futures contracts open at December 31, 2009:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions:
15	U.S. Treasury 10 Yrs. Notes	Mar. 2010	$1,779,643	$1,731,797	$(47,846)
5	U.S. Long Bonds	Mar. 2010	604,277	576,875	(27,402)

					(75,248)

Short Position:
42	U.S. Treasury 5 Yrs. Notes	Mar. 2010	4,874,542	4,804,078	70,464

					$(4,784)

Interest rate swap agreements outstanding at December 31, 2009:

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Barclay Bank, PLC(1)	12/31/20	$3,000	2.952%	3 month LIBOR	$(342,510)	$ —	$(342,510)
Morgan Stanley Capital Services, Inc.(1)	12/31/20	1,595	3.404%	3 month LIBOR	(107,567)	—	(107,567)
Morgan Stanley Capital Services, Inc.(1)	12/31/20	170	3.561%	3 month LIBOR	(10,994)	—	(10,994)
Morgan Stanley Capital Services, Inc.(1)	12/31/20	240	3.565%	3 month LIBOR	(15,439)	—	(15,439)
Morgan Stanley Capital Services, Inc.(1)	12/31/20	290	3.885%	3 month LIBOR	(9,547)	—	(9,547)
Morgan Stanley Capital Services, Inc.(2)	12/31/20	1,285	3.916%	3 month LIBOR	38,190	—	38,190

					$(447,867)	$ —	$(447,867)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.
A33

AST BOND PORTFOLIO 2020 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Asset-Backed Securities	$—	$572,840	$—
Commercial Mortgage-Backed Security	—	57,336	—
U.S. Government Agency Obligations	—	7,454,985	—
U.S. Treasury Obligations	—	1,014,172	—
Affiliated Money Market Mutual Fund	220,274	—	—

	$220,274	$9,099,333	$—
Other Financial Instruments*	(4,784)	—	(447,867)

Total	$215,490	$9,099,333	$(447,867)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial
Instruments

Balance as of 1/2/09
(commencement of Portfolio)	$—
Realized gain (loss)	— **
Change in unrealized appreciation (depreciation)***	(447,867)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/09	$(447,867)

**	The realized loss incurred during the period for other financial instruments was $71,782.

***	Of which, $(447,867) was included in the Net Assets relating to securities held at the reporting period.

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

U.S. Government Agency Obligations	84.5%
U.S. Treasury Obligations	11.5
Asset-Backed Securities	6.5
Affiliated Money Market Mutual Fund	2.5
Commercial Mortgage-Backed Security	0.6

105.6
Other liabilities in excess of other assets	(5.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A34

AST BOND PORTFOLIO 2020 (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not designated
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Interest rate contracts	Due from broker-variation margin	$70,464 *	Due from broker-variation margin	$75,248 *
Interest rate contracts	Unrealized appreciation on swap		Unrealized depreciation on swap
	agreements	38,190	agreements	486,057

Total		$108,654		$561,305

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period January 2, 2009 (commencement of operations) through December 31, 2009 are as follows:

	Amount of Realized Gain or (Loss) on			Change in Unrealized Appreciation or (Depreciation)
	Derivatives Recognized in Income			on Derivatives Recognized in Income
Derivatives not designated
as hedging instruments,
carried at fair value	Futures	Swaps	Total	Futures	Swaps	Total

Interest rate contracts	$(529)	$2,562	$2,033	$(4,784)	$(447,867)	$(452,651)

For the period January 2, 2009 (commencement of operations) through December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

		Interest
Futures	Futures	Rate
Long Position(1)	Short Position(1)	Swaps (2)

$595,980	$1,247,598	$9,217,500

(1)	Value at Trade Date.
(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.
A35

AST BOND PORTFOLIO 2020 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments, at value:
Unaffiliated investments (cost $9,268,387)	$9,099,333
Affiliated investments (cost $220,274)	220,274
Dividends and interest receivable	48,707
Unrealized appreciation on swap agreements	38,190
Due from adviser	6,457
Due from broker-variation margin	4,172
Prepaid expenses	66

Total Assets	9,417,199

LIABILITIES:
Unrealized depreciation on swap agreements	486,057
Payable for investments purchased	48,384
Payable to custodian	30,261
Accrued expenses and other liabilities	25,107
Shareholder servicing fees payable	896
Payable for fund share repurchased	241
Affiliated transfer agent fee payable	551

Total Liabilities	591,497

NET ASSETS	$8,825,702

Net assets were comprised of:
Paid-in capital	$9,532,421
Retained earnings	(706,719)

Net assets, December 31, 2009	$8,825,702

Net asset value and redemption price per share, $8,825,702 / 986,017 outstanding shares of beneficial interest	$8.95

STATEMENT OF OPERATIONS
For the Period January 2, 2009* through December 31, 2009

INVESTMENT INCOME
Unaffiliated interest income	$44,544
Affiliated dividend income	15,391

59,935

EXPENSES
Advisory fees	41,003
Shareholder servicing fees and expenses	6,385
Custodian and accounting fees	48,000
Audit fee	20,000
Shareholders’ reports	17,000
Transfer agent’s fees and expenses (including affiliated expense of $3,400) (Note 4)	10,000
Trustees’ fees	7,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	6,000
Loan interest expense (Note 7)	6
Miscellaneous	4,661

Total expenses	166,055
Less: advisory fee waiver and expense
reimbursement	(102,205)

Net expenses	63,850

NET INVESTMENT LOSS	(3,915)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(83,132)
Futures transactions	(529)
Swap agreement transactions	2,562

(81,099)

Net change in unrealized appreciation (depreciation) on:
Investments	(169,054)
Futures	(4,784)
Swap agreements	(447,867)

(621,705)

NET LOSS ON INVESTMENTS	(702,804)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(706,719)

* Commencement of investment operations.

STATEMENT OF CHANGES IN NET ASSETS

January 2, 2009*
through
December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(3,915)
Net realized loss on investment transactions	(81,099)
Net change in unrealized appreciation (depreciation) on investments	(621,705)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(706,719)

FUND SHARE TRANSACTIONS:
Fund share sold [2,000,803 shares]	18,894,843
Fund share repurchased [1,014,786 shares]	(9,362,422)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	9,532,421

TOTAL INCREASE IN NET ASSETS	8,825,702

NET ASSETS:
Beginning of period	—

End of period	$8,825,702

*Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.
A36

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 94.9%
COMMON STOCKS		Value
	Shares	(Note 2)

Apartment — 12.7%
Apartment Investment & Management Co. (Class A Stock), REIT	261,509	$4,163,223
AvalonBay Communities, Inc., REIT	113,128	9,288,940
Camden Property Trust, REIT	149,919	6,352,068
Colonial Properties Trust, REIT	230,706	2,706,181
Education Realty Trust, Inc., REIT	254,237	1,230,507
Equity Residential, REIT	552,404	18,660,207
Essex Property Trust, Inc., REIT	53,436	4,469,922
UDR, Inc., REIT	135,549	2,228,426

		49,099,474

Diversified Operations — 6.4%
Cousins Properties, Inc., REIT	470,179	3,587,466
Forest City Enterprises, Inc. (Class A Stock)*	274,077	3,228,627
Lexington Realty Trust, REIT	174,713	1,062,255
Vornado Realty Trust, REIT	243,953	17,062,073

		24,940,421

Forestry — 0.5%
Weyerhaeuser Co.	47,139	2,033,576

Healthcare — 9.2%
Brookdale Senior Living, Inc.*	379,826	6,909,035
HCP, Inc., REIT	429,478	13,116,258
Nationwide Health Properties, Inc., REIT	211,736	7,448,873
Ventas, Inc., REIT	184,688	8,078,253

		35,552,419

Hotels — 9.5%
Gaylord Entertainment Co.*	220,454	4,353,967
Hospitality Properties Trust, REIT	273,212	6,477,857
Host Hotels & Resorts, Inc., REIT	1,345,918	15,706,863
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	358,792	3,638,151
Pebblebrook Hotel Trust*	75,900	1,670,559
Starwood Hotels & Resorts Worldwide, Inc.	67,823	2,480,287
Sunstone Hotel Investors, Inc., REIT*	266,338	2,365,081

		36,692,765

Industrial — 6.2%
AMB Property Corp., REIT	84,981	2,171,264
DCT Industrial Trust, Inc., REIT	357,066	1,792,471
EastGroup Properties, Inc., REIT	43,563	1,667,592
ProLogis, REIT	1,337,423	18,309,321

		23,940,648

Manufactured Home — 1.2%
Equity LifeStyle Properties, Inc., REIT	90,356	4,560,267

COMMON STOCKS
		Value
(Continued)	Shares	(Note 2)

Office — 10.9%
BioMed Realty Trust, Inc., REIT	170,188	$2,685,567
Boston Properties, Inc., REIT	209,518	14,052,372
Brookfield Properties Corp. (Canada)	310,011	3,794,178
Douglas Emmett, Inc., REIT	163,497	2,329,832
Kilroy Realty Corp., REIT	208,948	6,408,435
Mack-Cali Realty Corp., REIT	138,914	4,802,257
SL Green Realty Corp., REIT	160,074	8,042,118

		42,114,759

Office/Industrial — 2.9%
Liberty Property Trust, REIT	192,621	6,165,798
PS Business Parks, Inc., REIT	98,378	4,923,819

		11,089,617

Regional Mall — 14.5%
Macerich Co. (The), REIT	403,562	14,508,054
Simon Property Group, Inc., REIT	520,855	41,564,229

		56,072,283

Self Storage — 8.6%
Public Storage, Inc., REIT	347,087	28,270,236
Sovran Self Storage, Inc., REIT	76,849	2,745,815
U-Store-It Trust, REIT	287,832	2,106,930

		33,122,981

Shopping Centers — 10.8%
Acadia Realty Trust, REIT	90,826	1,532,234
Alexander’s, Inc., REIT*	4,995	1,520,578
Developers Diversified Realty Corp., REIT	1,347,072	12,473,887
Federal Realty Investment Trust, REIT	53,150	3,599,318
Inland Real Estate Corp., REIT	333,213	2,715,686
Kimco Realty Corp., REIT	551,451	7,461,132
Regency Centers Corp., REIT	190,960	6,695,057
Weingarten Realty Investors, REIT	290,311	5,745,255

		41,743,147

Specialty — 1.5%
Digital Realty Trust, Inc., REIT	120,392	6,053,310

TOTAL LONG-TERM INVESTMENTS
(cost $289,991,355)		367,015,667

SHORT-TERM INVESTMENT — 4.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $16,734,544)(w)(Note 4)	16,734,544	16,734,544

TOTAL INVESTMENTS — 99.2%
(cost $306,725,899)		383,750,211
Other assets in excess of liabilities — 0.8%		2,943,244

NET ASSETS — 100.0%		$386,693,455

SEE NOTES TO FINANCIAL STATEMENTS.
A37

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following abbreviation is used in the Portfolio descriptions:
REIT	Real Estate Investment Trust
*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund— Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$367,015,667	$—	$—
Affiliated Money Market Mutual Fund	16,734,544	—	—

	$383,750,211	$—	$—
Other Financial Instruments*	—	—	—

Total	$383,750,211	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Regional Mall	14.5%
Apartment	12.7
Office	10.9
Shopping Centers	10.8
Hotels	9.5
Healthcare	9.2
Self Storage	8.6
Diversified Operations	6.4
Industrial	6.2
Affiliated Money Market Mutual Fund	4.3
Office/Industrial	2.9
Specialty	1.5
Manufactured Home	1.2
Forestry	0.5

99.2
Other assets in excess of liabilities	0.8

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A38

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Unaffiliated investments (cost $289,991,355)	$367,015,667
Affiliated investments (cost $16,734,544)	16,734,544
Cash	124,502
Receivable for investments sold	7,150,957
Dividends receivable	1,132,237
Receivable for fund share sold	186,072
Prepaid expenses	4,590

Total Assets	392,348,569

LIABILITIES:
Payable for investments purchased	5,487,139
Advisory fees payable	117,614
Accrued expenses and other liabilities	44,050
Payable for fund share repurchased	4,040
Shareholder servicing fees payable	1,359
Affiliated transfer agent fee payable	912

Total Liabilities	5,655,114

NET ASSETS	$386,693,455

Net assets were comprised of:
Paid-in capital	$465,577,908
Retained earnings	(78,884,453)

Net assets, December 31, 2009	$386,693,455

Net asset value and redemption price per share, $386,693,455 / 80,182,041 outstanding shares of beneficial interest	$4.82

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $24,032 foreign withholding tax)	$9,365,851
Affiliated dividend income	56,690

9,422,541

EXPENSES
Advisory fees	2,524,492
Shareholder servicing fees and expenses	252,449
Custodian and accounting fees	80,000
Audit fee	18,000
Shareholders’ reports	15,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Trustees’ fees	11,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	4,000
Loan interest expense (Note 7)	222
Miscellaneous	4,258

Total expenses	2,935,421
Less: advisory fee waiver and/or expense
reimbursement	(198,528)

Net expenses	2,736,893

NET INVESTMENT INCOME	6,685,648

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(55,260,371)
Foreign currency transactions	2,183

(55,258,188)

Net change in unrealized appreciation (depreciation) on investments	142,246,680

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	86,988,492

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,674,140

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,685,648	$7,073,441
Net realized loss on investment and foreign currency transactions	(55,258,188)	(113,426,759)
Net change in unrealized appreciation (depreciation) on investments	142,246,680	(12,843,548)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	93,674,140	(119,196,866)

DISTRIBUTIONS	(7,089,133)	(135,743,170)

FUND SHARE TRANSACTIONS:
Fund share sold [36,978,945 and 54,924,036 shares, respectively]	133,247,410	308,201,535
Fund share issued in reinvestment of distributions [2,054,821 and 22,072,060 shares, respectively]	7,089,133	135,743,170
Fund share repurchased [18,249,495 and 40,003,738 shares, respectively]	(64,020,806)	(236,768,006)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	76,315,737	207,176,699

TOTAL INCREASE (DECREASE) IN NET ASSETS	162,900,744	(47,763,337)
NET ASSETS:
Beginning of year	223,792,711	271,556,048

End of year	$386,693,455	$223,792,711

SEE NOTES TO FINANCIAL STATEMENTS.
A39

AST GLOBAL REAL ESTATE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 94.7%
		Value
COMMON STOCKS — 94.4%	Shares	(Note 2)

Australia — 9.6%
CFS Retail Property Trust, REIT	662,000	$1,127,227
Commonwealth Property Office Fund, REIT	1,405,609	1,217,413
Dexus Property Group, REIT	2,444,770	1,854,782
Goodman Group, REIT	2,731,700	1,545,442
ING Office Fund, REIT	2,290,414	1,301,926
Lend Lease Corp. Ltd.	209,746	1,936,150
Macquarie CountryWide Trust, REIT	801,600	416,015
Mirvac Group, REIT	1,168,664	1,630,576
Mirvac Industrial Trust, REIT*	1,522,000	72,026
Stockland, REIT	1,008,889	3,554,525
Westfield Group, REIT	788,829	8,828,470

		23,484,552

Belgium — 0.2%
Cofinimmo, REIT	4,247	600,317

Bermuda — 1.8%
Hongkong Land Holdings Ltd.	572,000	2,817,149
Kerry Properties Ltd.	267,500	1,353,022
Orient-Express Hotels Ltd. (Class A Stock)*	17,372	176,152

		4,346,323

Brazil — 1.3%
BR Malls Participacoes SA*	15,400	190,178
Cyrela Brazil Realty SA	35,000	492,533
Gafisa SA	37,800	613,137
Multiplan Empreendimentos Imobiliarios SA	34,400	641,172
PDG Realty SA Empreendimentos e Participacoes	115,200	1,148,030

		3,085,050

Canada — 1.0%
Brookfield Properties Corp.	55,800	682,928
Chartwell Seniors Housing Real Estate Investment Trust, REIT	59,400	399,275
RioCan Real Estate Investment Trust, REIT	73,085	1,387,137

		2,469,340

Cayman Islands — 0.1%
Shimao Property Holdings Ltd.	131,500	246,546

Finland — 0.3%
Citycon Oyj	57,845	242,171
Sponda Oyj*	116,886	456,249

		698,420

France — 5.1%
Fonciere des Regions, REIT	10,975	1,122,229
GECINA SA, REIT	3,921	426,348
ICADE, REIT	9,529	912,329
Klepierre, REIT	35,580	1,441,531
Unibail-Rodamco, REIT	39,174	8,605,734

		12,508,171

		Value
	Shares	(Note 2)

Hong Kong — 11.5%
Champion, REIT	2,625,000	$1,111,850
Cheung Kong Holdings Ltd.	463,000	5,949,633
Hang Lung Properties Ltd.	1,027,000	4,026,201
Henderson Land Development Co. Ltd.	454,000	3,392,620
Hysan Development Co. Ltd.	381,000	1,078,261
Link (The), REIT	533,300	1,360,833
Sino Land Co. Ltd.	1,168,000	2,248,655
Sun Hung Kai Properties Ltd.	447,000	6,646,496
Wheelock & Co. Ltd.	727,000	2,217,554

		28,032,103

Italy — 0.1%
Beni Stabili SpA	208,646	170,701

Japan — 12.0%
Aeon Mall Co. Ltd.	138,700	2,687,146
Japan Logistics Fund, Inc., REIT	118	864,603
Japan Retail Fund Investment Corp., REIT	154	692,576
Mitsubishi Estate Co. Ltd.	633,000	10,106,396
Mitsui Fudosan Co. Ltd.	458,000	7,743,967
Nippon Accommodations Fund, Inc., REIT	97	507,360
Nippon Building Fund, Inc., REIT	165	1,254,023
Nomura Real Estate Holdings, Inc.	54,700	811,442
NTT Urban Development Corp.	886	591,438
Sumitomo Realty & Development Co. Ltd.	222,000	4,190,804

		29,449,755

Luxembourg — 0.1%
Prologis European Properties*	35,501	217,607

Netherlands — 3.2%
Corio NV, REIT	26,464	1,802,986
Eurocommercial Properties NV, REIT	42,175	1,745,667
Nieuwe Steen Investments Funds NV, REIT	42,647	870,934
Vastned Retail NV, REIT	16,607	1,091,979
Wereldhave NV, REIT	22,905	2,187,781

		7,699,347

New Zealand
AMP NZ Office Trust, REIT	185,600	102,357

Singapore — 5.7%
Ascendas Real Estate Investment Trust, REIT	728,000	1,142,812
CapitaCommercial Trust, REIT	2,087,000	1,728,226
CapitaLand Ltd.	897,000	2,661,006
CapitaMall Trust, REIT	627,000	800,286
City Developments Ltd.	184,000	1,504,480
Fortune Real Estate Investment Trust, REIT	1,390,000	560,187
Frasers Centrepoint Trust, REIT	1,060,000	1,049,384
K-REIT Asia, REIT	1,268,000	986,051

SEE NOTES TO FINANCIAL STATEMENTS.
A40

AST GLOBAL REAL ESTATE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS
(Continued)

		Value
	Shares	(Note 2)

Singapore (cont’d.)
Keppel Land Ltd.	297,100	$734,170
Singapore Land Ltd.	122,000	569,438
Starhill Global, REIT	1,793,000	667,063
Suntec Real Estate Investment Trust, REIT	1,607,000	1,538,380

		13,941,483

Sweden — 1.3%
Castellum AB	27,439	277,898
Hufvudstaden AB (Class A Stock)	124,057	940,100
Klovern AB	269,000	859,367
Kungsleden AB	59,134	404,463
Wihlborgs Fastigheter AB	36,174	666,803

		3,148,631

Switzerland — 0.8%
PSP Swiss Property AG*	36,021	2,034,387

United Kingdom — 5.2%
Atrium European Real Estate Ltd.	116,797	786,094
Big Yellow Group PLC, REIT*	167,824	956,055
British Land Co. PLC, REIT	333,000	2,564,219
Derwent London PLC, REIT	16,390	348,286
Great Portland Estates PLC, REIT	173,000	800,785
Hammerson PLC, REIT	268,323	1,826,319
Land Securities Group PLC, REIT	257,595	2,835,236
Segro PLC, REIT	360,760	2,001,051
Shaftesbury PLC, FPR, REIT	108,514	689,985

		12,808,030

United States — 35.1%
AvalonBay Communities, Inc., REIT	17,576	1,443,165
BioMed Realty Trust, Inc., REIT	122,470	1,932,577
Boston Properties, Inc., REIT	68,889	4,620,385
Brandywine Realty Trust, REIT	178,121	2,030,579
BRE Properties, Inc., REIT	50,872	1,682,846
Camden Property Trust, REIT	61,714	2,614,822
CBL & Associates Properties, Inc., REIT	266,726	2,579,240
DiamondRock Hospitality Co., REIT	188,445	1,596,129
Digital Realty Trust, Inc., REIT	64,814	3,258,848
Douglas Emmett, Inc., REIT	57,406	818,036
Equity Residential, REIT	92,078	3,110,395
Extra Space Storage, Inc., REIT	31,900	368,445
First Potomac Realty Trust, REIT	75,533	949,450
Host Hotels & Resorts, Inc., REIT*	288,178	3,363,037
Hyatt Hotels Corp. (Class A Stock)*	11,600	345,796
Kilroy Realty Corp., REIT	111,689	3,425,502
Kimco Realty Corp., REIT	77,639	1,050,456
Macerich Co. (The), REIT	157,393	5,658,278
Mack-Cali Realty Corp., REIT	118,061	4,081,369
Morgans Hotel Group Co.*	39,806	180,321
Pebblebrook Hotel Trust*	98,100	2,159,181
Post Properties, Inc., REIT	115,375	2,261,350
ProLogis, REIT	187,333	2,564,589

		Value
	Shares	(Note 2)

United States (cont’d.)
Public Storage, Inc., REIT	58,492	$4,764,173
Simon Property Group, Inc., REIT	158,603	12,656,520
SL Green Realty Corp., REIT	13,935	700,094
Sovran Self Storage, Inc., REIT	47,900	1,711,467
Starwood Hotels & Resorts Worldwide, Inc.	33,962	1,241,990
Tanger Factory Outlet Centers, REIT	37,021	1,443,449
U-Store-It Trust, REIT	250,873	1,836,390
Ventas, Inc., REIT	100,173	4,381,567
Vornado Realty Trust, REIT	73,606	5,148,004

		85,978,450

TOTAL COMMON STOCKS
(cost $214,971,151)		231,021,570

PREFERRED STOCK — 0.3%
United States
Taubman Centers, Inc., REIT, 8.00% (cost $433,860)	24,800	608,592

	Units

WARRANT*
France
Fonciere des Regions, expiring 12/31/10 (cost $4,640)	10,975	9,267

TOTAL LONG-TERM INVESTMENTS
(cost $215,409,651)		231,639,429

	Shares

SHORT-TERM INVESTMENT — 5.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series(w) (cost $12,511,201) (Note 4)	12,511,201	12,511,201

TOTAL INVESTMENTS (o) — 99.8%
(cost $227,920,852)		244,150,630
Other assets in excess of liabilities — 0.2%		575,274

NET ASSETS — 100.0%		$244,725,904

The following abbreviations are used in the Portfolio descriptions:

FPR	Fully Paid Rights
REIT	Real Estate Investment Trust
*	Non-income producing security.
(o)	As of December 31, 2009, 75 securities representing $136,495,429 and 55.8% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.
A41

AST GLOBAL REAL ESTATE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks:
Australia	$—	$23,484,552	$—
Belgium	—	600,317	—
Bermuda	2,993,301	1,353,022	—
Brazil	3,085,050	—	—
Canada	2,469,340	—	—
Cayman Islands	—	246,546	—
Finland	—	698,420	—
France	—	12,508,171	—
Hong Kong	—	28,032,103	—
Italy	—	170,701	—
Japan	—	29,449,755	—
Luxembourg	—	217,607	—
Netherlands	—	7,699,347	—
New Zealand	—	102,357	—
Singapore	—	13,941,483	—
Sweden	—	3,148,631	—
Switzerland	—	2,034,387	—
United Kingdom	—	12,808,030	—
United States	85,978,450	—	—
Preferred Stock – United States	608,592	—	—
Warrant – France	9,267	—	—
Affiliated Money Market Mutual Fund	12,511,201	—	—

	$107,655,201	$136,495,429	$—
Other Financial Instruments*	—	—	—

Total	$107,655,201	$136,495,429	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Real Estate Operation & Development	21.9%
Diversified	20.1
Office Property	10.0
Real Estate Management/Service	8.9
Regional Malls	8.9
Shopping Centers	8.5
Affiliated Money Market Mutual Fund	5.1
Apartments	4.8
Storage Property	3.8
Hotels	2.9
Health Care	1.9
Warehouse/Industrial	1.8
Retail Property	0.7
Building & Construction	0.5

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A42

AST GLOBAL REAL ESTATE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging
instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity contracts	Unaffiliated investments	$9,267	—	$ —

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights

Equity contracts	$31,198

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights

Equity contracts	$4,627

SEE NOTES TO FINANCIAL STATEMENTS.
A43

AST GLOBAL REAL ESTATE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Unaffiliated investments (cost $215,409,651)	$231,639,429
Affiliated investments (cost $12,511,201)	12,511,201
Cash	608,999
Foreign currency, at value (cost $2,830)	2,843
Receivable for investments sold	1,348,205
Dividends receivable	760,252
Receivable for fund share sold	137,583
Tax reclaim receivable	82,216
Prepaid expenses	1,632

Total Assets	247,092,360

LIABILITIES:
Payable for investments purchased	2,189,134
Advisory fees payable	91,070
Accrued expenses and other liabilities	69,177
Payable for fund share repurchased	13,064
Shareholder servicing fees payable	3,099
Affiliated transfer agent fee payable	912

Total Liabilities	2,366,456

NET ASSETS	$244,725,904

Net assets were comprised of:
Paid-in capital	$341,257,255
Retained earnings	(96,531,351)

Net assets, December 31, 2009	$244,725,904

Net asset value and redemption price per share, $244,725,904 / 35,537,742 outstanding shares of beneficial interest	$6.89

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $326,841 foreign withholding tax)	$6,636,674
Affiliated dividend income	92,032

6,728,706

EXPENSES
Advisory fees	1,741,827
Shareholder servicing fees and expenses	174,183
Custodian and accounting fees	113,000
Audit fee	40,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	11,000
Trustees’ fees	10,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	3,000
Loan interest expense (Note 7)	45
Miscellaneous	19,085

Total expenses	2,136,140

NET INVESTMENT INCOME	4,592,566

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(54,743,759)
Foreign currency transactions	(163,389)

(54,907,148)

Net change in unrealized appreciation (depreciation) on:
Investments	102,494,535
Foreign currencies	10,019

102,504,554

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	47,597,406

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,189,972

STATEMENT OF CHANGES IN NET ASSETS

		May 1, 2008*
	Year Ended	through
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,592,566	$4,043,049
Net realized loss on investment and foreign currency transactions	(54,907,148)	(62,442,997)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	102,504,554	(86,268,232)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,189,972	(144,668,180)

DISTRIBUTIONS	(4,053,143)	–

FUND SHARE TRANSACTIONS:
Fund share sold [18,937,472 and 52,269,627 shares, respectively]	105,808,909	453,452,033
Fund share issued in reinvestment of distributions [734,265 and 0 shares, respectively]	4,053,143	–
Fund share repurchased [16,027,009 and 20,376,613 shares, respectively]	(80,202,387)	(141,854,443)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	29,659,665	311,597,590

TOTAL INCREASE IN NET ASSETS	77,796,494	166,929,410
NET ASSETS:
Beginning of period	166,929,410	–

End of period	$244,725,904	$166,929,410

*Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.
A44

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 92.3%	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
ASSET-BACKED SECURITIES — 2.3%	(Unaudited)	Rate		Date		(000)#	(Note 2)

Argent Securities, Inc., Series 2003-W8, Class M1	Aa2	1.281	%(c)	12/25/33		$349	$264,381
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF1A	B2	0.301	%(c)	01/25/37		246	115,624
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2	Caa3	5.721%		01/25/37		2,600	1,170,074
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A	B3	5.681%		02/25/37		179	170,274
Primus CLO Ltd., Series 2007-2A, Class A, 144A (Cayman Islands)	A1	0.517	%(c)	07/15/21		22,867	19,181,770

TOTAL ASSET-BACKED SECURITIES
(cost $20,313,965)							20,902,123

BANK LOANS (c)(g) — 3.1%
Calpine Corp.	B+(d)	3.14%		03/29/14		987	932,634
CIT Group, Inc., Expansion Term 2A(i)	Ba-	9.50%		01/18/12		1,444	1,477,437
CIT Group, Inc., Expansion Term 2A(i)	Ba-	9.50%		01/18/12		1,094	1,119,270
CIT Group, Inc., Expansion Term 2A(i)	Ba-	9.50%		01/18/12		473	483,525
CIT Group, Inc., Expansion Term 2A(i)	Ba-	9.50%		01/18/12		219	223,854
CIT Group, Inc., Expansion Term 2A(i)	Ba	9.501%		01/18/12		271	277,579
First Data Corp., Term B2	B+(d)	3.00%		09/24/14		49	43,517
First Data Corp., Term B2	B+(d)	3.00%		09/24/14		943	837,446
First Data Corp., Term B2	B+(d)	3.00%		09/24/14		50	44,041
First Data Corp., Term B3	B+(d)	3.00%		09/24/14		936	827,492
Ford Motor Corp., Term B	Ba-	3.24%		11/29/13		239	220,590
Ford Motor Corp., Term B	Ba-	3.29%		11/29/13		3,895	3,593,528
Local Insight, Term B	Ba-	7.75%		04/23/15		721	562,626
Newsday LLC, Term A1	Ba	10.50%		08/01/14		500	527,917
Nuveen Investments, Term B	Ba-	3.28%		11/02/14		227	198,094
Nuveen Investments, Term B	Ba-	3.28%		11/02/14		224	195,679
Texas Competitive Electric Holdings Co. LLC, Term B1	B+(d)	3.73%		10/10/14		5,925	4,772,588
Texas Competitive Electric Holdings Co. LLC, Term B1	B+(d)	3.75%		10/10/14		7	5,778
Texas Competitive Electric Holdings Co. LLC, Term B1	B+(d)	3.78%		10/10/14		689	559,033
Texas Competitive Electric Holdings Co. LLC, Term B3	B+(d)	3.75%		01/10/14		60	48,330
Tribune Co., Term B(i)	D(d)	5.25%		06/04/14		1,457	822,968
Tribune Co., Term X(i)	Ca	5.00%		06/04/14		82	46,342
TXU Corp., Term B2	Ba-	3.73%		10/10/14		985	793,202
TXU Corp., Term B2	Ba-	3.75%		10/10/14		10	8,198
TXU Corp., Term B3	B+(d)	3.73%		10/10/14		7,890	6,355,716
TXU Corp., Term B3	B+(d)	3.75%		10/10/14		60	48,580
UPC Broadband Holdings, Term M (Netherlands)	B+(d)	4.22%		12/31/16	EUR	1,094	1,445,614
UPC Broadband Holdings, Term M (Netherlands)	B+(d)	4.47%		12/31/17	EUR	789	1,051,403

TOTAL BANK LOANS
(cost $27,610,281)							27,522,981

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
Bear Stearns Alt-A Trust, Series 2006-6, Class 2A1	Caa2	5.799	%(c)	11/25/36		2,400	1,519,206
EMFNL, Series 2008-2X, Class A1 (Netherlands)	AA+	1.74	%(c)	07/17/41	EUR	2,660	2,775,610
GSR Mortgage Loan Trust, Series 2006-3F, Class 2A3	CCC(d)	5.75%		03/25/36		3,297	2,787,724
RBSCF Trust, Series 2009-RR1, Class JPA, 144A	Aaa	6.068	%(c)	09/17/39		4,300	3,712,346

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $10,854,907)							10,794,886

CORPORATE BONDS — 81.1%
Advertising
R.H. Donnelley, Inc., Gtd. Notes, 144A(i)	D(d)	11.75%		05/15/15		300	247,500

Agriculture — 0.1%
Altria Group, Inc., Gtd. Notes	Baa1	9.95%		11/10/38		400	521,404

SEE NOTES TO FINANCIAL STATEMENTS.
A45

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Airlines — 3.3%
American Airlines Pass-Through Trust 2001-02, Pass-Through Certificates	Ba1	6.978%		04/01/11		$123	$121,943
American Airlines, Inc., Sr. Sec’d. Notes, 144A(a)	B2	10.50%		10/15/12		12,200	12,749,000
Delta Air Lines, Inc., Pass-Through Certificates	BBB-(d)	7.111%		09/18/11		4,900	4,942,875
Delta Air Lines, Inc., Sr. Sec’d. Notes, 144A	Ba2	9.50%		09/15/14		2,125	2,207,344
United Air Lines, Inc., Pass-Through Certificates	Ba1	9.75%		01/15/17		3,600	3,672,000
United Air Lines, Inc., Pass-Through Certificates	Ba1	10.40%		11/01/16		5,800	6,162,500

							29,855,662

Automotive — 1.7%
Allison Transmission, Inc., Gtd. Notes, 144A(a)	Caa2	11.00%		11/01/15		1,700	1,785,000
ArvinMeritor, Inc., Gtd. Notes(a)	Caa2	8.125%		09/15/15		3,225	3,079,875
ArvinMeritor, Inc., Gtd. Notes(a)	Caa2	8.75%		03/01/12		625	634,375
Cooper-Standard Automotive, Inc., Gtd. Notes(i)	D(d)	7.00%		12/15/12		1,400	1,326,500
Goodyear Tire & Rubber Co. (The), Gtd. Notes(a)	B1	9.00%		07/01/15		1,300	1,352,000
Goodyear Tire & Rubber Co. (The), Sr. Unsec’d. Notes	B1	10.50%		05/15/16		2,050	2,265,250
Tenneco, Inc., Sr. Sec’d. Notes	B1	10.25%		07/15/13		1,325	1,369,719
TRW Automotive, Inc., Gtd. Notes, 144A(a)	Caa1	7.00%		03/15/14		3,360	3,292,800

							15,105,519

Business Services — 0.3%
NSG Holdings LLC/NSG Holdings, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.75%		12/15/25		3,205	2,868,475

Cable — 3.9%
Charter Communications Operating LLC, Sec’d. Notes, 144A	B1	8.375%		04/30/14		6,750	6,935,625
CSC Holdings, Inc., Sr. Unsec’d. Notes(a)	Ba3	7.625%		07/15/18		2,875	2,961,250
CSC Holdings, Inc., Sr. Unsec’d. Notes(a)	Ba3	7.875%		02/15/18		2,490	2,577,150
CSC Holdings, Inc., Sr. Unsec’d. Notes, 144A(a)	Ba3	8.50%		04/15/14		975	1,038,375
CSC Holdings, Inc., Sr. Unsec’d. Notes, 144A(a)	Ba3	8.50%		06/15/15		2,275	2,422,875
CSC Holdings, Inc., Sr. Unsec’d. Notes, 144A(a)	Ba3	8.625%		02/15/19		2,125	2,287,031
DISH DBS Corp., Gtd. Notes(a)	Ba3	6.625%		10/01/14		2,000	2,017,500
DISH DBS Corp., Gtd. Notes(a)	Ba3	7.00%		10/01/13		3,750	3,857,813
DISH DBS Corp., Gtd. Notes	Ba3	7.125%		02/01/16		3,040	3,104,600
DISH DBS Corp., Gtd. Notes	Ba3	7.75%		05/31/15		990	1,037,025
DISH DBS Corp., Gtd. Notes	Ba3	7.875%		09/01/19		6,650	6,974,187

							35,213,431

Chemicals — 0.6%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	8.55%		05/15/19		1,100	1,312,460
Ineos Group Holdings PLC, Sec’d. Notes (United Kingdom)(g)	Caa3	7.875%		02/15/16	EUR	650	589,367
Ineos Group Holdings PLC, Sec’d. Notes, 144A (United Kingdom)	Caa3	8.50%		02/15/16		870	585,075
Nalco Co., Gtd. Notes	B2	8.875%		11/15/13		1,450	1,480,812
Nalco Co., Sr. Notes, 144A	Ba2	8.25%		05/15/17		350	371,875
Rockwood Specialties Group, Inc., Gtd. Notes	B3	7.625%		11/15/14	EUR	800	1,141,104

							5,480,693

Commercial Services — 0.3%
ARAMARK Corp., Gtd. Notes	B3	3.781	%(c)	02/01/15		1,100	1,006,500
ARAMARK Corp., Gtd. Notes	B3	8.50%		02/01/15		550	566,500
Quintiles Transnational Corp., Sr. Notes, 144A, PIK(g)	B3	9.50%		12/30/14		1,100	1,105,500

							2,678,500

Computer Services & Software — 0.5%
First Data Corp., Gtd. Notes(a)	Caa1	9.875%		09/24/15		4,525	4,219,563

SEE NOTES TO FINANCIAL STATEMENTS.
A46

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Containers & Packaging — 1.2%
Berry Plastics Corp., Sec’d. Notes	Caa1	8.875%		09/15/14		$1,050	$1,021,125
Berry Plastics Corp., Sr. Sec’d. Notes	B1	5.034	%(c)	02/15/15		1,025	936,594
Beverage Packaging Holdings Luxembourg II SA, Sr. Notes	Caa1	8.00%		12/15/16	EUR	2,075	2,796,135
Crown Americas LLC/Crown Americas Capital Corp., Gtd. Notes	B1	7.75%		11/15/15		975	1,009,125
Crown Americas LLC/Crown Americas Capital Corp. II, Sr. Unsec’d. Notes, 144A	B1	7.625%		05/15/17		1,950	2,023,125
Norampac Industries, Inc., Gtd. Notes (Canada)	Ba3	6.75%		06/01/13		850	856,375
OI European Group BV, Gtd. Notes (Netherlands)	Ba3	6.875%		03/31/17	EUR	1,500	2,064,309

							10,706,788

Distribution/Wholesale — 0.1%
McJunkin Red Man Corp., Sr. Sec’d. Notes, 144A(g)	B3	9.50%		12/15/16		1,050	1,026,375

Diversified
Actuant Corp., Gtd. Notes	Ba2	6.875%		06/15/17		440	418,550

Diversified Financial Services — 10.9%
AES Ironwood LLC, Sr. Sec’d. Notes	B1	8.857%		11/30/25		142	141,026
AES Red Oak LLC, Sr. Sec’d. Notes	B1	8.54%		11/30/19		1,720	1,715,464
Capital One Capital V, Gtd. Notes	Baa2	10.25%		08/15/39		4,150	4,824,375
Chukchansi Economic Development Authority, Sr. Unsec’d. Notes, 144A	B3	8.00%		11/15/13		672	490,560
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.00%		05/01/13		2,986	2,784,791
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.00%		05/01/14		880	816,890
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.00%		05/01/15		880	787,203
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.00%		05/01/16		1,466	1,290,016
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.00%		05/01/17		2,052	1,780,369
Citigroup Capital XXI, Gtd. Notes	Baa3	8.30	%(c)	12/21/57		9,825	9,456,562
Citigroup, Inc., Sr. Sub. Notes	Baa1	0.527	%(c)	06/09/16		1,000	803,704
Citigroup, Inc., Sr. Unsec’d. Notes(a)	A3	8.125%		07/15/39		11,000	12,415,117
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	B3	3.034	%(c)	01/13/12		13,900	12,927,000
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	NR	5.70%		01/15/10		150	150,005
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	B3	7.00%		10/01/13		825	823,758
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	7.80%		06/01/12		3,360	3,396,130
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	8.00%		12/15/16		650	650,864
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	12.00%		05/15/15		2,175	2,522,191
Fresenius US Finance II, Inc., Gtd. Notes, 144A	Ba1	9.00%		07/15/15		3,140	3,454,000
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	Ca	6.75%		12/01/14		230	218,465
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	Ca	6.875%		09/15/11		300	296,844
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	Ca	8.00%		11/01/31		715	643,302
HSBC Finance Capital Trust IX, Ltd. Gtd. Notes	Baa1	5.911	%(c)	11/30/35		500	410,000
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	4.75%		01/13/12		300	253,281
International Lease Finance Corp., Sr. Unsec’d. Notes(a)	B1	4.875%		09/01/10		6,600	6,339,544
International Lease Finance Corp., Sr. Unsec’d. Notes(a)	B1	5.00%		04/15/10		2,550	2,511,722
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	5.875%		05/01/13		475	377,562
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	B1	5.625%		09/15/10		4,125	4,080,409
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN(a)	B1	5.75%		06/15/11		2,650	2,434,820
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	B1	6.625%		11/15/13		975	784,860
JPMorgan Chase Capital XVIII, Ltd. Gtd. Notes	A2	6.95%		08/17/36		1,000	971,533
JPMorgan Chase Capital XX, Ltd. Gtd. Notes	A2	6.55%		09/29/36		1,000	916,498
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(i)	NR	6.625%		01/18/12		275	53,625
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(g)(i)	D(d)	8.16	% (t)	05/30/24		15	34,899
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.87%		03/23/24		6,300	1,228,500
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.907%		11/16/24		1,900	370,500
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	3.06%		04/04/16		600	117,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	5.00%		01/14/11		2,500	487,500
SEE NOTES TO FINANCIAL STATEMENTS.
A47

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Diversified Financial Services (cont’d.)
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.875%		05/02/18		$500	$103,750
Lehman Brothers Holdings, Inc., Sub. Notes(i)	NR	7.50%		05/11/38		2,425	727
SLM Corp., Sr. Unsec’d. Notes	Ba1	0.764	%(c)	10/01/10		350	347,063
SLM Corp., Sr. Unsec’d. Notes	Ba1	5.40%		10/25/11		125	124,890
SLM Corp., Sr. Unsec’d. Notes	Ba1	8.45%		06/15/18		1,850	1,825,493
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	0.442	%(c)	07/26/10		3,375	3,303,052
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	0.512	%(c)	10/25/11		5,500	5,148,616
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	4.50%		07/26/10		200	199,284
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.00%		10/01/13		950	873,943
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.375%		01/15/13		650	613,164
SMFG Preferred Capital USD 1 Ltd., Sub. Notes, 144A (Cayman Islands)	A2	6.078	%(c)	01/29/49		1,500	1,288,695

							97,589,566

Electric — 4.6%
AES Corp. (The), Sr. Sec’d. Notes, 144A(a)	Ba3	8.75%		05/15/13		2,956	3,029,900
AES Corp. (The), Sr. Unsec’d. Notes	B1	7.75%		03/01/14		355	360,325
AES Corp. (The), Sr. Unsec’d. Notes	B1	7.75%		10/15/15		2,425	2,461,375
AES Corp. (The), Sr. Unsec’d. Notes	B1	8.00%		10/15/17		265	271,956
AES Corp. (The), Sr. Unsec’d. Notes(a)	B1	8.00%		06/01/20		1,000	1,017,500
AES Corp. (The), Sr. Unsec’d. Notes	B1	8.875%		02/15/11		450	469,125
AES Corp. (The), Sr. Unsec’d. Notes, 144A(a)	B1	9.75%		04/15/16		1,125	1,231,875
Dominion Resources, Inc., Jr. Sub. Notes	Baa3	6.30	%(c)	09/30/66		1,800	1,584,000
Dominion Resources, Inc., Jr. Sub. Notes	Baa3	7.50	%(c)	06/30/66		275	266,750
Energy Future Holdings Corp., Sr. Sec’d. Notes	Caa3	9.75%		10/15/19		1,183	1,183,000
Energy Future Intermediate Holding Co. LLC, Sr. Sec’d. Notes(a)	B+	9.75%		10/15/19		1,444	1,444,000
FPL Group Capital, Inc., Jr. Sub. Notes	A3	6.35	%(c)	10/01/66		125	115,625
Intergen NV, Sr. Sec’d. Notes, 144A (Netherlands)	Ba3	9.00%		06/30/17		3,975	4,143,938
Ipalco Enterprises, Inc., Sr. Sec’d. Notes, 144A	Ba1	7.25%		04/01/16		1,470	1,473,675
Midwest Generation LLC, Pass-Through Certificates	Ba1	8.56%		01/02/16		3,640	3,676,126
NRG Energy, Inc., Gtd. Notes	B1	7.25%		02/01/14		6,000	6,075,000
NRG Energy, Inc., Gtd. Notes	B1	7.375%		02/01/16		8,775	8,785,969
NRG Energy, Inc., Gtd. Notes	B1	7.375%		01/15/17		50	50,125
NRG Energy, Inc., Gtd. Notes	B1	8.50%		06/15/19		350	358,750
NV Energy, Inc., Sr. Unsec’d. Notes	Ba3	7.803%		06/15/12		1,250	1,269,383
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-Through Certificates	Ba1	9.681%		07/02/26		100	102,375
RRI Energy, Inc., Sr. Unsec’d. Notes	B2	7.875%		06/15/17		300	294,750
Tenaska Alabama Partners LP, Sr. Sec’d. Notes, 144A	Ba2	7.00%		06/30/21		2,105	1,938,167

							41,603,689

Electronic Components — 0.1%
Celestica, Inc., Sr. Sub. Notes (Canada)	B2	7.625%		07/01/13		75	76,596
Communications & Power Industries, Inc., Gtd. Notes	B3	8.00%		02/01/12		750	747,188

							823,784

Financial – Bank & Trust — 11.3%
BAC Capital Trust VI, Ltd. Gtd. Notes	Baa3	5.625%		03/08/35		900	719,946
BAC Capital Trust VII, Ltd. Gtd. Notes	Baa3	5.25%		08/10/35	GBP	1,400	1,515,054
Bank of America Corp., Jr. Sub. Notes	Ba3	8.125	%(c)	12/29/49		300	288,822
BankAmerica Institutional Capital B, Ltd. Gtd. Notes, 144A	Baa3	7.70%		12/31/26		275	259,188
Barclays Bank PLC, Jr. Sub. Notes, 144A (United Kingdom)	Baa2	5.926	%(c)	09/29/49		1,250	937,500
Barclays Bank PLC, Jr. Sub. Notes, 144A (United Kingdom)	Baa2	7.434	%(c)	09/29/49		5,050	4,595,500
Barclays Bank PLC, Sub. Notes (United Kingdom)	Baa2	14.00	%(c)	11/29/49	GBP	6,400	13,179,997
Barclays Bank PLC, Sub. Notes, 144A (United Kingdom)	Baa1	10.179%		06/12/21		1,200	1,548,804
Credit Agricole SA, Sub. Notes (France)	Aa3	9.75%		06/29/49		5,000	5,329,500
Discover Bank Sub. Notes	Ba1	8.70%		11/18/19		5,425	5,812,095

SEE NOTES TO FINANCIAL STATEMENTS.
A48

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Financial – Bank & Trust (cont’d.)
HBOS PLC, Sr. Sub. Notes, 144A (United Kingdom)	Ba1	6.00%		11/01/33		$4,460	$3,367,889
HBOS PLC, Sub. Notes, 144A (United Kingdom)	Ba1	6.75%		05/21/18		1,000	927,906
Intesa Sanpaolo SpA, Sub. Notes (Italy)	A1	8.047	%(c)	06/29/49	EUR	2,600	3,708,588
M&I Marshall & Ilsley Bank Sub. Notes	Baa1	4.85%		06/16/15		1,600	1,254,965
NB Capital Trust IV, Ltd. Gtd. Notes	Baa3	8.25%		04/15/27		750	742,500
Regions Bank, Sub. Notes	Baa2	7.50%		05/15/18		2,800	2,559,581
Regions Financial Corp., Sr. Unsec’d. Notes	Baa3	0.421	%(c)	06/26/12		3,400	3,054,662
Regions Financial Corp., Sr. Unsec’d. Notes	Baa3	7.75%		11/10/14		200	197,245
Regions Financial Corp., Sub. Notes	Ba1	7.375%		12/10/37		18,564	15,195,729
Royal Bank of Scotland Group PLC, Jr. Sub. Notes (United Kingdom)	B3	7.64	%(c)	03/29/49		700	378,000
Royal Bank of Scotland Group PLC, Sub. Notes (United Kingdom)	Ba2	5.00%		10/01/14		5,146	4,547,855
Royal Bank of Scotland PLC, Sr. Unsec’d. Notes, MTN (United Kingdom)	NR	5.049	%(c)	04/06/11	GBP	388	576,877
Santander Perpetual SA Unipersonal, Bank Gtd. Notes, 144A (Spain)	A1	6.671	%(c)	10/29/49		3,200	2,876,214
Societe Generale, Jr. Sub. Notes (France)	A1	6.999	%(c)	12/29/49	EUR	500	652,264
Societe Generale, Jr. Sub. Notes, 144A (France)	A1	5.922	%(c)	04/29/49		1,000	778,951
Swiss Bank Corp., Sub. Debs. (Switzerland)	A1	7.75%		09/01/26		5,966	6,013,221
UBS AG, Bank Gtd. Notes, MTN (Switzerland)	Baa3	7.152	%(c)	12/29/49	EUR	1,950	2,383,094
UBS Preferred Funding Trust V, Ltd. Gtd. Notes	Baa3	6.243	%(c)	05/29/49		550	430,375
Wachovia Capital Trust III, Ltd. Gtd. Notes	Ba1	5.80	%(c)	03/29/49		4,000	3,060,000
Wells Fargo & Co., Jr. Sub. Notes(a)	Ba1	7.98	%(c)	03/29/49		9,700	9,724,250
Wells Fargo Capital X, Ltd. Gtd. Notes	Baa2	5.95%		12/15/36		2,000	1,740,000
Wells Fargo Capital XIII, Gtd. Notes	Ba1	7.70	%(c)	12/29/49		2,800	2,716,000
Wells Fargo Capital XV, Ltd. Gtd. Notes	Ba1	9.75	%(c)	12/31/49		750	802,500

							101,875,072

Financial Services — 0.6%
Fibria Overseas Finance Ltd., Gtd. Notes, 144A (Cayman Islands)(a)	Ba1	9.25%		10/30/19		2,300	2,542,705
Lender Processing Services, Inc., Gtd. Notes	Ba2	8.125%		07/01/16		895	952,056
TNK-BP Finance SA, Gtd. Notes (Luxembourg)	Baa2	7.50%		07/18/16		500	514,375
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg)	Baa2	6.625%		03/20/17		300	293,250
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg)	Baa2	7.50%		07/18/16		800	820,000

							5,122,386

Food — 0.7%
American Stores Co., Sr. Unsec’d. Notes	Ba3	7.90%		05/01/17		200	192,500
American Stores Co., Sr. Unsec’d. Notes	Ba3	8.00%		06/01/26		1,775	1,619,688
American Stores Co., Sr. Unsec’d. Notes, MTN	Ba3	7.10%		03/20/28		100	79,250
SUPERVALU, Inc., Sr. Unsec’d. Notes	Ba3	7.50%		11/15/14		1,805	1,827,562
SUPERVALU, Inc., Sr. Unsec’d. Notes	Ba3	8.00%		05/01/16		2,450	2,486,750

							6,205,750

Gaming — 1.4%
Harrah’s Operating Co., Inc., Sr. Sec’d. Notes, 144A	CCC-(d)	10.00%		12/15/18		2,327	1,867,417
MGM Mirage, Inc., Gtd. Notes	Caa2	7.50%		06/01/16		1,230	959,400
MGM Mirage, Inc., Sr. Sec’d. Notes, 144A	B1	10.375%		05/15/14		500	542,500
MGM Mirage, Inc., Sr. Sec’d. Notes, 144A	B1	11.125%		11/15/17		900	996,750
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., First Mortgage(a)	Ba3	6.625%		12/01/14		1,604	1,549,865
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., First Mortgage, 144A(a)	Ba2	7.875%		11/01/17		6,500	6,581,250

							12,497,182

SEE NOTES TO FINANCIAL STATEMENTS.
A49

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Healthcare & Pharmaceuticals — 4.0%
DaVita, Inc., Gtd. Notes	B1	6.625%		03/15/13		$375	$375,938
HCA, Inc., Sec’d. Notes	B2	9.125%		11/15/14		9,050	9,547,750
HCA, Inc., Sec’d. Notes(a)	B2	9.25%		11/15/16		19,775	21,233,406
HCA, Inc., Sr. Sec’d. Notes, 144A	Ba3	8.50%		04/15/19		1,900	2,047,250
HCA, Inc., Sr. Sec’d. Notes, 144A	B2	9.875%		02/15/17		300	331,500
HCA, Inc., Sr. Sec’d. Notes, PIK(a)	B2	9.625%		11/15/16		2,081	2,253,206

							35,789,050

Healthcare Products — 1.8%
Biomet, Inc., Gtd. Notes	B3	10.00%		10/15/17		660	716,925
Biomet, Inc., Gtd. Notes	Caa1	11.625%		10/15/17		6,830	7,547,150
Biomet, Inc., Gtd. Notes, PIK	B3	10.375%		10/15/17		7,135	7,741,475

							16,005,550

Healthcare Services — 0.4%
CHS/Community Health Systems, Inc., Gtd. Notes(a)	B3	8.875%		07/15/15		3,125	3,234,375

Insurance — 4.7%
American International Group, Inc., Jr. Sub. Debs.	Ba2	8.175	%(c)	05/15/58		1,050	693,000
American International Group, Inc., Jr. Sub. Notes	Ba2	8.625	%(c)	05/22/38	GBP	1,600	1,628,117
American International Group, Inc., Sr. Unsec’d. Notes	A3	5.05%		10/01/15		800	667,404
American International Group, Inc., Sr. Unsec’d. Notes	A3	5.375%		10/18/11		550	546,216
American International Group, Inc., Sr. Unsec’d. Notes(a)	A3	8.25%		08/15/18		4,300	4,037,055
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	4.00%		09/20/11	EUR	2,550	3,401,830
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	4.95%		03/20/12		3,325	3,256,236
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	5.45%		05/18/17		2,875	2,326,755
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	5.85%		01/16/18		1,100	902,582
Genworth Financial, Inc., Sr. Unsec’d. Notes	Baa3	8.625%		12/15/16		4,300	4,460,992
MetLife Capital Trust IV, Jr. Sub. Notes, 144A	Baa2	7.875%		12/15/37		300	298,500
MetLife Capital Trust X, Jr. Sub. Notes, 144A(a)	Baa2	9.25	%(c)	04/08/38		5,900	6,667,000
Pacific Life Insurance Co., Sub. Notes, 144A	A3	9.25%		06/15/39		12,000	13,856,832

							42,742,519

Leisure Time — 0.2%
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes (Liberia)	Ba3	6.875%		12/01/13		300	294,750
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes (Liberia)	Ba3	8.00%		05/15/10		825	839,438
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes (Liberia)	Ba3	8.75%		02/02/11		400	418,500

							1,552,688

Lodging — 0.2%
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(a)	Ba1	6.75%		05/15/18		1,475	1,478,688

Machinery & Equipment — 0.1%
Chart Industries, Inc., Gtd. Notes	B3	9.125%		10/15/15		700	700,000

Media & Entertainment — 1.5%
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, 144A(g)	B2	9.25%		12/15/17		2,250	2,310,000
Dex Media West LLC/Dex Media Finance Co., Sr. Sub. Notes(i)	D(d)	9.875%		08/15/13		125	39,375
Lighthouse International Co. SA, Sr. Sec’d. Notes (Luxembourg)	Caa1	8.00%		04/30/14	EUR	1,325	1,253,638
Quebecor Media, Inc., Sr. Unsec’d. Notes (Canada)	B2	7.75%		03/15/16		3,245	3,194,475
UPC Holding BV, Sr. Sec’d. Notes (Netherlands)	B2	9.75%		04/15/18	EUR	1,350	1,983,672
UPC Holding BV, Sr. Sec’d. Notes, 144A (Netherlands)	B2	9.75%		04/15/18	EUR	650	957,431
Videotron Ltee, Gtd. Notes (Canada)	Ba2	9.125%		04/15/18		125	137,500
Videotron Ltee, Gtd. Notes, 144A (Canada)	BB-(d)	9.125%		04/15/18		1,000	1,086,840
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	Ba2	9.50%		06/15/16		2,125	2,276,406

							13,239,337

SEE NOTES TO FINANCIAL STATEMENTS.
A50

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Metals & Mining — 1.9%
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375%		04/01/17		$3,040	$3,328,800
Teck Resources Ltd., Sr. Sec’d. Notes (Canada)(a)	Ba2	9.75%		05/15/14		4,025	4,643,844
Teck Resources Ltd., Sr. Sec’d. Notes (Canada)	Ba2	10.25%		05/15/16		1,775	2,067,875
Teck Resources Ltd., Sr. Sec’d. Notes (Canada)	Ba2	10.75%		05/15/19		5,800	6,931,000

							16,971,519

Oil & Gas — 5.1%
Berry Petroleum Co., Sr. Unsec’d. Notes	B2	10.25%		06/01/14		955	1,038,562
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.25%		01/15/17	EUR	1,050	1,369,755
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.875%		01/15/16		100	100,000
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.00%		08/15/14		75	75,937
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.25%		12/15/18		4,950	4,987,125
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.50%		06/15/14		100	102,000
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.625%		07/15/13		50	52,375
Chesapeake Energy Corp., Gtd. Notes(a)	Ba3	9.50%		02/15/15		7,300	8,011,750
Continental Resources, Inc., Sr. Unsec’d. Notes, 144A(a)	B2	8.25%		10/01/19		125	131,250
Enterprise Products Operating LLC, Gtd. Notes(a)	Ba1	8.375	%(c)	08/01/66		7,325	7,141,875
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625%		04/15/16		25	25,063
Newfield Exploration Co., Sr. Sub. Notes	Ba3	7.125%		05/15/18		1,875	1,893,750
OPTI Canada, Inc., Sr. Sec’d. Notes (Canada)	Caa3	7.875%		12/15/14		900	736,308
OPTI Canada, Inc., Sr. Sec’d. Notes (Canada)	Caa3	8.25%		12/15/14		1,810	1,505,015
Penn Virginia Corp., Sr. Notes	B2	10.375%		06/15/16		975	1,062,750
Quicksilver Resources, Inc., Gtd. Notes	B2	9.125%		08/15/19		3,800	3,971,000
Quicksilver Resources, Inc., Gtd. Notes	B2	11.75%		01/01/16		1,450	1,645,750
Range Resources Corp., Gtd. Notes(a)	Ba3	7.25%		05/01/18		1,075	1,096,500
Range Resources Corp., Gtd. Notes	Ba3	7.50%		10/01/17		400	412,000
SandRidge Energy, Inc., Gtd. Notes	B3	3.915	%(c)	04/01/14		500	448,249
SandRidge Energy, Inc., Gtd. Notes, PIK	B3	8.625%		04/01/15		6,575	6,575,000
Williams Cos., Inc., (The), Sr. Unsec’d. Notes(a)	Baa3	7.50%		01/15/31		1,050	1,132,670
Williams Cos., Inc., (The), Sr. Unsec’d. Notes	Baa3	7.75%		06/15/31		1,000	1,096,616
Williams Partners LP/Williams Partners Finance Co., Sr. Unsec’d. Notes	Ba2	7.25%		02/01/17		1,100	1,111,211

							45,722,511

Oil & Gas Services — 0.6%
Cie Generale de Geophysique-Veritas, Gtd. Notes (France)	Ba3	7.50%		05/15/15		2,725	2,704,562
Cie Generale de Geophysique-Veritas, Gtd. Notes (France)	Ba3	7.75%		05/15/17		2,075	2,059,438
Cie Generale de Geophysique-Veritas, Gtd. Notes, 144A (France)	Ba3	9.50%		05/15/16		500	535,000

							5,299,000

Paper & Forest Products — 1.8%
Cascades, Inc., Gtd. Notes (Canada)	Ba3	7.25%		02/15/13		1,645	1,678,871
Georgia-Pacific LLC, Debs.	B2	7.25%		06/01/28		320	297,600
Georgia-Pacific LLC, Debs.	B2	7.70%		06/15/15		3,450	3,622,500
Georgia-Pacific LLC, Gtd. Notes, 144A	Ba3	7.00%		01/15/15		2,325	2,354,062
Georgia-Pacific LLC, Gtd. Notes, 144A(a)	Ba3	8.25%		05/01/16		2,475	2,623,500
Georgia-Pacific LLC, Sr. Unsec’d. Notes	B2	8.00%		01/15/24		2,500	2,550,000
Georgia-Pacific LLC, Sr. Unsec’d. Notes	B2	8.875%		05/15/31		1,350	1,431,000
Smurfit Kappa Funding PLC, Sr. Sub. Notes (Ireland)	B2	7.75%		04/01/15		150	144,188
Smurfit Kappa Treasury Funding Ltd., Gtd. Notes (Ireland)	Ba2	7.50%		11/20/25		900	767,250
Verso Paper Holdings LLC/Verso Paper, Inc., Sr. Sec’d. Notes(a)	B2	9.125%		08/01/14		1,250	1,193,750

							16,662,721

SEE NOTES TO FINANCIAL STATEMENTS.
A51

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Pipelines & Other — 2.9%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., Sr. Unsec’d. Notes	Ba3	7.125%		05/20/16	$3,225	$3,225,000
AmeriGas Partners LP, Sr. Unsec’d. Notes	Ba3	7.25%		05/20/15	550	550,000
Dynegy Roseton/Danskammer Pass-Through Trust, Series A, Pass-Through Certificates	B2	7.27%		11/08/10	223	223,079
Dynegy Roseton/Danskammer Pass-Through Trust, Series B, Pass-Through Certificates	B2	7.67%		11/08/16	300	289,500
El Paso Corp., Notes	Ba3	7.80%		08/01/31	2,000	1,882,866
El Paso Corp., Notes	Ba3	8.05%		10/15/30	900	848,872
El Paso Corp., Sr. Unsec’d. Notes	Ba3	6.95%		06/01/28	325	278,748
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00%		06/15/17	575	570,280
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.25%		06/01/18	1,775	1,753,696
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.42%		02/15/37	500	448,308
El Paso Corp., Sr. Unsec’d. Notes(a)	Ba3	7.875%		06/15/12	500	518,027
El Paso Corp., Sr. Unsec’d. Notes	Ba3	8.25%		02/15/16	2,700	2,882,250
El Paso Corp., Sr. Unsec’d. Notes	Ba3	9.625%		05/15/12	1,250	1,290,028
Kinder Morgan Finance Co. ULC, Gtd. Notes (Canada)	Ba1	5.70%		01/05/16	5,735	5,417,396
Kinder Morgan, Inc., Sr. Unsec’d. Notes(a)	Ba1	5.15%		03/01/15	3,700	3,552,000
TransCanada Pipelines Ltd., Jr. Sub. Notes (Canada)	Baa1	6.35	%(c)	05/15/67	2,175	2,040,729

						25,770,779

Real Estate Investment Trusts — 0.5%
HCP, Inc., Sr. Unsec’d. Notes, MTN	Baa3	6.30%		09/15/16	625	610,027
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba1	6.50%		06/01/16	825	796,125
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba1	6.75%		04/01/17	2,570	2,486,475
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba1	7.125%		06/01/15	538	538,000

						4,430,627

Retail — 0.9%
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., Sr. Unsec’d. Notes(a)	Ba3	6.75%		05/01/14	585	576,225
Ferrellgas Partners LP, Sr. Unsec’d. Notes	Ba3	6.75%		05/01/14	700	687,750
JC Penney Corp., Inc., Sr. Unsec’d. Notes(a)	Ba1	7.95%		04/01/17	1,825	1,993,812
New Albertson’s, Inc., Sr. Unsec’d. Notes	Ba3	7.45%		08/01/29	900	771,750
New Albertson’s, Inc., Sr. Unsec’d. Notes	Ba3	7.75%		06/15/26	1,550	1,387,250
New Albertson’s, Inc., Sr. Unsec’d. Notes	Ba3	8.00%		05/01/31	1,400	1,270,500
NPC International, Inc., Gtd. Notes	Caa1	9.50%		05/01/14	1,000	990,000
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	Ba3	6.875%		12/15/13	132	132,000

						7,809,287

Semiconductors — 0.4%
Freescale Semiconductor, Inc., Gtd. Notes, PIK(a)	Caa2	9.125%		12/15/14	248	218,965
Sensata Technologies BV, Gtd. Notes (Netherlands)	Caa2	8.00%		05/01/14	3,725	3,650,500

						3,869,465

Services Cyclical – Rental Equipment — 0.5%
United Rentals North America, Inc., Gtd. Notes	B3	6.50%		02/15/12	4,225	4,214,438

Technology — 0.7%
Sungard Data Systems, Inc., Gtd. Notes	Caa1	9.125%		08/15/13	3,872	3,968,800
Sungard Data Systems, Inc., Gtd. Notes	Caa1	10.625%		05/15/15	2,025	2,230,031

						6,198,831

Telecommunications — 11.2%
Axtel SAB de CV, Sr. Unsec’d. Notes, 144A (Mexico)	Ba2	9.00%		09/22/19	5,300	5,432,500
CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes, 144A	Baa3	7.75%		05/01/17	1,150	1,224,750

SEE NOTES TO FINANCIAL STATEMENTS.
A52

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Telecommunications (cont’d.)
Cricket Communications, Inc., Gtd. Notes(a)	B3	9.375%		11/01/14		$1,140	$1,145,700
Cricket Communications, Inc., Gtd. Notes(a)	B3	10.00%		07/15/15		1,425	1,444,594
Frontier Communications Corp., Debs.	Ba2	7.00%		11/01/25		850	699,125
Frontier Communications Corp., Debs.	Ba2	7.45%		07/01/35		500	406,250
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	6.625%		03/15/15		200	194,500
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	7.125%		03/15/19		2,840	2,683,800
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	Ba2	8.125%		10/01/18		1,500	1,518,750
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	Ba2	8.25%		05/01/14		1,000	1,042,500
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	9.00%		08/15/31		1,575	1,547,438
GeoEye, Inc., Sr. Sec’d. Notes, 144A	B1	9.625%		10/01/15		800	823,000
Hawaiian Telcom Communications, Inc., Gtd. Notes(g)(i)	NR	9.75%		05/01/13		1,900	33,250
Intelsat Corp., Sr. Unsec’d. Notes	B3	9.25%		08/15/14		1,500	1,541,250
Intelsat Corp., Sr. Unsec’d. Notes(a)	B3	9.25%		06/15/16		1,375	1,419,688
Intelsat Jackson Holdings Ltd., Gtd. Notes (Bermuda)	B3	9.50%		06/15/16		1,000	1,070,000
Intelsat Jackson Holdings Ltd., Gtd. Notes, 144A (Bermuda)	B3	8.50%		11/01/19		1,900	1,957,000
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)	B3	8.875%		01/15/15		3,850	3,984,750
Local Insight Regatta Holdings, Inc., Gtd. Notes	Caa3	11.00%		12/01/17		850	548,250
MetroPCS Wireless, Inc., Gtd. Notes	B3	9.25%		11/01/14		1,500	1,518,750
Nordic Telephone Co. Holdings ApS, Sr. Sec’d. Notes (Denmark)	B1	8.25%		05/01/16	EUR	500	766,948
Nordic Telephone Co. Holdings ApS, Sr. Sec’d. Notes, 144A (Denmark)	B1	8.875%		05/01/16		710	750,825
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.25%		02/15/11		1,170	1,187,550
Qwest Communications International, Inc., Gtd. Notes(a)	Ba3	7.50%		02/15/14		5,350	5,370,062
Qwest Communications International, Inc., Gtd. Notes	Ba3	7.50%		02/15/14		2,475	2,484,281
Qwest Communications International, Inc., Gtd. Notes, 144A(a)	Ba3	8.00%		10/01/15		5,100	5,240,250
Qwest Corp., Sr. Unsec’d. Notes	Ba1	3.504	%(c)	06/15/13		450	433,125
Qwest Corp., Sr. Unsec’d. Notes	Ba1	6.50%		06/01/17		500	491,250
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.20%		11/10/26		925	837,125
Qwest Corp., Sr. Unsec’d. Notes	Ba1	8.375%		05/01/16		1,875	2,010,937
Sprint Capital Corp., Gtd. Notes(a)	Ba3	6.90%		05/01/19		11,275	10,373,000
Sprint Capital Corp., Gtd. Notes	Ba3	7.625%		01/30/11		2,760	2,825,550
Sprint Capital Corp., Gtd. Notes	Ba3	8.375%		03/15/12		3,025	3,130,875
Sprint Capital Corp., Gtd. Notes	Ba3	8.75%		03/15/32		1,100	1,036,750
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)	Ba3	6.00%		12/01/16		2,790	2,545,875
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)	Ba3	8.375%		08/15/17		3,550	3,621,000
Telesat Canada/Telesat LLC, Sr. Sub. Notes	Caa1	12.50%		11/01/17		400	441,500
Telesat Canada/Telesat LLC, Sr. Unsec’d. Notes(a)	Caa1	11.00%		11/01/15		3,125	3,390,625
Time Warner Telecom Holdings, Inc., Gtd. Notes	B2	9.25%		02/15/14		200	206,250
Virgin Media Finance PLC, Gtd. Notes (United Kingdom)	B2	9.50%		08/15/16		1,400	1,503,250
West Corp., Gtd. Notes	Caa1	9.50%		10/15/14		1,500	1,522,500
Wind Acquisition Finance SA, Gtd. Notes (Luxembourg)	B2	9.75%		12/01/15	EUR	1,100	1,695,170
Wind Acquisition Finance SA, Gtd. Notes, 144A (Luxembourg)	B2	10.75%		12/01/15		900	963,000
Wind Acquisition Finance SA, Gtd. Notes, 144A (Luxembourg)	B2	11.75%		07/15/17		7,800	8,521,500
Windstream Corp., Gtd. Notes	Ba3	8.625%		08/01/16		6,850	6,969,875
Windstream Corp., Gtd. Notes, 144A	Ba3	7.875%		11/01/17		2,200	2,172,500

							100,727,418

Transportation — 0.1%
Kansas City Southern de Mexico SA de CV, Sr. Unsec’d. Notes (Mexico)	B2	9.375%		05/01/12		1,150	1,193,125

TOTAL CORPORATE BONDS
(cost $679,944,513)							727,671,817

SEE NOTES TO FINANCIAL STATEMENTS.
A53

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
FOREIGN GOVERNMENT BOND — 0.3%	(Unaudited)	Rate		Date		(000)#	(Note 2)

Republic of Brazil, Sr. Unsec’d. Notes (Brazil) (cost $2,369,716)	Baa3	12.50%		01/05/22	BRL	4,000	$2,596,209

MUNICIPAL BOND — 0.6%
California
Oakland Unified School District/Alameda County CA, General Obligation Unlimited (cost $5,800,000)	Baa1	9.50%		08/01/34		$5,800	5,674,894

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.6%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 1A1	B2	3.733	%(c)	10/25/35		513	261,084
Banc of America Alternative Loan Trust, Series 2005-4, Class CB6	Baa3	0.636	%(c)	05/25/35		305	215,254
Banc of America Funding Corp., Series 2006-A, Class 3A2	CCC(d)	5.799	%(c)	02/20/36		849	483,049
Banc of America Funding Corp., Series 2006-B, Class 2A1	B3	5.53	%(c)	03/20/36		1,148	782,673
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A2	BBB+(d)	4.462	%(c)	10/25/35		2,200	1,862,904
Chase Mortgage Finance Corp., Series 2006-A1, Class 4A1	Ba1	6.02	%(c)	09/25/36		10,261	8,691,864
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A2A	Caa1	3.438	%(c)	12/25/35		451	236,570
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1	NR	4.90	%(c)	10/25/35		907	763,202
Countrywide Alternative Loan Trust, Series 2005-43, Class 4A3	CCC(d)	5.636	%(c)	10/25/35		220	93,946
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1	B3	1.632	%(c)	12/25/35		416	222,303
Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A9	Caa1	6.00%		01/25/37		179	118,140
Countrywide Alternative Loan Trust, Series 2006-OA2, Class A5	Caa2	0.467	%(c)	05/20/46		412	197,493
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 1A1	B1	0.551	%(c)	03/25/35		149	73,472
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2A1	A1	0.551	%(c)	03/25/35		909	552,486
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2	A1	0.521	%(c)	04/25/35		837	468,888
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-9, Class A1	CCC(d)	6.00%		05/25/36		264	219,659
Deutsche ALT-A Securities, Inc./Alternate Loan Trust, Series 2005-6, Class 1A3	Caa1	5.50%		12/25/35		657	493,126
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR1, Class 2A1A	Aa2	0.483	%(c)	03/19/45		86	47,168
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A	B3	0.477	%(c)	03/19/36		2,417	1,308,057
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2B	Ca	0.483	%(c)	01/19/38		411	108,213
Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A	B3	0.447	%(c)	11/19/36		329	192,925
Indymac IMSC Mortgage Loan Trust, Series 2007-F2, Class 1A2	CCC(d)	6.00%		07/25/37		1,900	770,832
JP Morgan Mortgage Trust, Series 2007-S3, Class 1A96	CCC(d)	6.00%		08/25/37		239	198,355
JP Morgan Mortgage Trust, Series 2007-S3, Class 1A97	CCC(d)	6.00%		08/25/37		877	657,120
MLCC Mortgage Investors, Inc., Series 2003-C, Class A2	Aaa	1.499	%(c)	06/25/28		4,319	3,737,674
Mortgageit Trust, Series 2005-1, Class 1A1	Aa1	0.556	%(c)	02/25/35		607	424,142
Nomura Asset Acceptance Corp., Series 2006-AP1, Class A2	B3	5.515	%(c)	01/25/36		1,480	904,828
Prime Mortgage Trust, Series 2006-CL1, Class A1	B3	0.736	%(c)	02/25/35		68	47,783

SEE NOTES TO FINANCIAL STATEMENTS.
A54

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)	Ratings†	Interest		Maturity	Amount	Value
	(Unaudited)	Rate		Date	(000)#	(Note 2)

Residential Accredit Loans, Inc., Series 2005-QA2,
Class NB2	Ba1	5.213	%(c)	02/25/35	$83	$54,632
Residential Accredit Loans, Inc., Series 2005-QA3,
Class NB2	B3	5.237	%(c)	03/25/35	63	42,408
Residential Accredit Loans, Inc., Series 2006-QA2,
Class 3A1	Caa3	5.50	%(c)	02/25/36	1,684	1,088,577
Residential Accredit Loans, Inc., Series 2006-QO10,
Class A1	Caa1	0.391	%(c)	01/25/37	1,878	973,948
Residential Asset Securitization Trust, Series 2005-A10,
Class A3	CCC(d)	5.50%		09/25/35	2,978	2,418,444
Residential Funding Mortgage Securities I, Series 2006-SA1,
Class 1A1	B3	5.669	%(c)	02/25/36	114	79,247
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR6, Class 2A1	Baa1	0.541	%(c)	09/25/45	197	109,692
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR5, Class 1A2	B2	0.491	%(c)	05/25/46	457	128,485
Thornburg Mortgage Securities Trust, Series 2006-5,
Class A1	A3	0.351	%(c)	10/25/46	481	471,550
Thornburg Mortgage Securities Trust, Series 2007-3,
Class 1A1	Caa1	0.531	%(c)	06/25/47	1,513	1,498,053
Washington Mutual Mortgage Pass-Through Certificates,
Series 2006-AR12, Class 1A2	CCC(d)	5.787	%(c)	10/25/36	600	438,625
Washington Mutual Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 1A1	CCC(d)	5.561	%(c)	12/25/36	1,299	922,200
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-K, Class 2A5	Aaa	4.724	%(c)	07/25/34	68	67,209

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $30,043,757)						32,426,280

					Shares

COMMON STOCKS
Diversified Financial Services
CIT Group, Inc.*					3,920	108,219
Citigroup, Inc.*					1	3

						108,222

Mineral Resources
Zemex Minerals*					368	4

Pipelines & Other
SemGroup Corp.*					6,611	170,235

TOTAL COMMON STOCKS
(cost $2,678,541)						278,461

PREFERRED STOCK — 0.1%
Insurance
American International Group, Inc., 8.50%, CVT
(cost $1,204,734)					84,575	958,235

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
WARRANTS*	Units	(Note 2)

Containers & Packaging
Pliant Corp., expiring 06/01/2010(g)	5	$—

Oil, Gas & Consumable Fuels
SemGroup Corp., expiring 11/30/14	6,959	31,316

Paper
MDP Acquisitions PLC, expiring 10/01/2013, 144A(g)	900	41,881

TOTAL WARRANTS
(cost $0)		73,197

TOTAL LONG-TERM INVESTMENTS
(cost $780,820,414)		828,899,083

	Shares

SHORT-TERM INVESTMENTS — 22.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 15.7%
Dryden Core Investment Fund – Taxable Money Market Series (cost $140,814,005; includes $140,365,126 of cash collateral for securities on loan) (Note 4)(b)(w)	140,814,005	140,814,005

	Principal
	Amount
	(000)#

REPURCHASE AGREEMENTS — 3.4%
Banc of America Securities LLC, 0.01%, dated 12/31/09, due 01/04/10 in the amount of $21,500,024 (cost $21,500,000; collateralized by $22,378,000 U.S. Treasury Notes, 3.00%, maturity date 09/30/16; the value of the collateral plus interest was $22,138,582)	$21,500	21,500,000
Barclays Capital, Inc., 0.11%, dated 12/16/09, due 01/04/10 in the amount of $1,000,058(g) (cost $1,000,000; collateralized by $1,032,000 Federal Home Loan Mortgage Corp., 0.12%, maturity date 11/09/11; the value of the collateral plus interest was $1,030,023)	1,000	1,000,000
Deutsche Bank Securities, Inc., 0.08%, dated 12/22/09, due 01/05/10 in the amount of $1,800,056(g) (cost $1,800,000; collateralized by $1,825,000 U.S. Treasury Notes, 1.375%, maturity date 09/15/12; the value of the collateral plus interest was $1,824,433)	1,800	1,800,000
Goldman Sachs & Co., 0.11%, dated 12/03/09, due 01/05/10 in the amount of $1,000,101(g) (cost $1,000,000; collateralized by $1,667,000 Federal National Mortgage Assoc. Pass-Through, 5.50%, maturity date 09/01/36; the value of the collateral plus interest was $1,000,342)	1,000	1,000,000
JPMorgan Securities, Inc., (0.02%), dated 12/31/09, due 01/04/10 in the amount of $2,999,993 (cost $3,000,000; collateralized by $2,919,900 U.S. Treasury Notes, 3.125%, maturity date 08/31/13; the value of the collateral plus interest was $3,065,134)	3,000	3,000,000
JPMorgan Securities, Inc., 0.10%, dated 12/17/09, due 01/08/10 in the amount of $2,000,122(g) (cost $2,000,000; collateralized by $2,010,000 Federal Home Loan Bank, 3.00%, maturity date 01/08/14; the value of the collateral plus interest was $2,029,556)	2,000	2,000,000

TOTAL REPURCHASE AGREEMENTS
(cost $30,300,000)		30,300,000

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

			Principal
	Interest	Maturity	Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 1.3%	Rate	Date	(000)#	(Note 2)

Federal Loan Home Bank, Disc. Notes	0.02%	01/06/10	$1,000	$999,997
Federal Loan Home Bank, Disc. Notes	0.03%	01/15/10	1,000	999,988
Federal Loan Home Bank, Disc. Notes	0.04%	01/13/10	1,000	999,987
Federal Loan Home Bank, Disc. Notes	0.05%	01/08/10	3,000	2,999,971
Federal Loan Home Bank, Disc. Notes	0.055%	02/24/10	100	99,997
Federal Loan Home Bank, Disc. Notes	0.08%	02/17/10	3,000	2,999,844
Federal National Mortgage Assoc., Disc. Notes	0.05%	01/13/10	2,000	1,999,967
Federal National Mortgage Assoc., Disc. Notes	0.07%	02/04/10	1,000	999,934

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $12,099,522)				12,099,685

U.S. TREASURY OBLIGATIONS(n) — 1.8%
U.S. Cash Management Bills(k)	0.19%	04/01/10	2,069	2,068,700
U.S. Treasury Bills	0.087%	01/07/10	3,000	2,999,997
U.S. Treasury Bills(l)	0.108%	03/18/10	3,000	2,999,697
U.S. Treasury Bills	0.111%	03/18/10	477	476,952
U.S. Treasury Bills(l)	0.112%	03/11/10	484	483,960
U.S. Treasury Bills(l)	0.12%	03/18/10	1,595	1,594,839
U.S. Treasury Bills(l)	0.141%	03/25/10	300	299,969
U.S. Treasury Bills(k)(l)	0.153%	02/11/10	5,250	5,249,909

TOTAL U.S. TREASURY OBLIGATIONS
(cost $16,173,443)				16,174,023

TOTAL SHORT-TERM INVESTMENTS
(cost $199,386,970)				199,387,713

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 114.5%
(cost $980,207,384)				1,028,286,796

		Contracts/
		Notional
		Amounts
	Counterparty	(000)#

OPTIONS WRITTEN* — (0.1)%
Call Options
10 Year U.S. Treasury Note Futures,
expiring 01/22/10, Strike Price $119.00		800	(250)
expiring 02/19/10, Strike Price $117.50		30	(1,125)
expiring 02/19/10, Strike Price $119.00		600	(750)
expiring 02/19/10, Strike Price $120.00		10,500	(4,922)
Interest Rate Swap Options,
expiring 02/17/10 @ 2.80%	Morgan Stanley & Co., Inc.	6,000	(882)
expiring 02/17/10 @ 3.25%	Morgan Stanley & Co., Inc.	19,900	(5,418)
expiring 04/19/10 @ 2.75%	Credit Suisse First Boston Corp.	800	(600)
expiring 04/19/10 @ 2.75%	Deutsche Bank	8,000	(6,000)
expiring 04/19/10 @ 2.75%	Morgan Stanley & Co., Inc.	2,200	(1,650)
expiring 04/19/10 @ 3.25%	Bank of America Securities LLC	3,200	(5,428)
expiring 04/19/10 @ 3.25%	BNP Paribas	1,600	(2,714)
expiring 04/19/10 @ 3.25%	Barclays Capital Group	5,500	(9,329)
expiring 04/19/10 @ 3.25%	Credit Suisse First Boston Corp.	1,600	(2,714)
expiring 04/19/10 @ 3.25%	Deutsche Bank	6,400	(10,856)
expiring 04/19/10 @ 3.25%	Morgan Stanley & Co., Inc.	1,600	(2,714)

			(55,352)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Contracts/
		Notional
OPTIONS WRITTEN* (Continued)		Amounts	Value
	Counterparty	(000)#	(Note 2)

Put Options — (0.1)%
10 Year U.S. Treasury Note Futures,
expiring 01/22/10, Strike Price $116.00		$800	$(8,750)
expiring 02/19/10, Strike Price $114.00		11,800	(114,313)
expiring 02/19/10, Strike Price $114.00		400	(2,437)
Interest Rate Swap Options,
expiring 02/17/10 @ 4.00%	Morgan Stanley & Co., Inc.	22,400	(364,541)
expiring 04/19/10 @ 4.00%	Deutsche Bank	8,000	(84,848)
expiring 04/19/10 @ 4.00%	Morgan Stanley & Co., Inc.	2,200	(23,333)
expiring 04/19/10 @ 4.25%	Bank of America Securities LLC	5,000	(93,320)
expiring 04/19/10 @ 4.25%	Barclays Capital Group	5,500	(102,652)
expiring 04/19/10 @ 4.25%	BNP Paribas	1,600	(29,863)
expiring 04/19/10 @ 4.25%	Credit Suisse First Boston Corp.	1,600	(29,863)
expiring 04/19/10 @ 4.25%	Deutsche Bank	4,200	(78,389)
expiring 06/15/10 @ 5.00%	Barclays Capital Group	18,000	(22,655)
expiring 06/15/10 @ 5.00%	BNP Paribas	10,000	(12,586)
expiring 06/15/10 @ 5.00%	Deutsche Bank	9,000	(11,328)
expiring 04/19/10 @ 5.00%	Deutsche Bank	2,200	(8,362)
expiring 06/15/10 @ 5.00%	Goldman Sachs & Co.	8,000	(10,069)
expiring 08/31/10 @ 5.50%	Deutsche Bank	17,000	(30,528)
expiring 08/31/10 @ 6.00%	Royal Bank of Scotland	7,000	(28,277)

			(1,056,114)

TOTAL OPTIONS WRITTEN
(premiums received $1,682,322)			(1,111,466)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN(o) — 114.4%
(cost $978,525,062)			1,027,175,330
Other liabilities in excess of other assets(x) — (14.4)%			(129,378,531)

NET ASSETS — 100.0%			$897,796,799

The following abbreviations are used in the Portfolio descriptions:
144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CVT	Convertible Security
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
BRL	Brazilian Real
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
#	Principal and notional amount are shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $137,326,870; cash collateral of $140,365,126 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security or securities that have been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Security segregated as collateral for futures contracts.
(l)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(n)	Rates shown are the effective yields at purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

(o)	As of December 31, 2009, 8 securities representing $22,193,836 and 2.5% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(t)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2009.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(x)
Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

Futures contracts open at December 31, 2009:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions:
48	90 Day Euro Dollar	Mar 10	$11,954,400	$11,957,400	$3,000
24	90 Day Euro Dollar	Jun 10	5,969,400	5,959,200	(10,200)
368	90 Day Euro Dollar	Sep 10	90,394,600	90,988,000	593,400
825	90 Day Euro Dollar	Dec 10	201,927,312	203,094,375	1,167,063
382	90 Day Euro Dollar	Mar 11	93,609,100	93,656,850	47,750

					$1,801,013

Cash of $189,000 and U.S. Treasury securities with an aggregate market value of $1,675,764 have been segregated to cover requirements for open futures contacts at December 31, 2009.

Forward foreign currency exchange contracts outstanding at December 31, 2009:

			Notional	Value at
			Amount	Settlement Date	Current	Unrealized
Purchase Contracts	Counterparty		(000)	Payable	Value	Depreciation

Chinese Yuan,
Expiring 03/29/10	Deutsche Bank	CNY	10,926	$1,615,017	$1,601,789	$(13,228)
Expiring 03/29/10	Deutsche Bank	CNY	4,649	689,400	681,631	(7,769)
Expiring 11/17/10	Citibank	CNY	2,925	441,000	431,698	(9,302)
Expiring 11/17/10	Deutsche Bank	CNY	2,872	433,000	423,835	(9,165)
Expiring 11/17/10	Deutsche Bank	CNY	2,382	360,000	351,584	(8,416)
Expiring 11/17/10	Deutsche Bank	CNY	1,555	234,902	229,410	(5,492)
Expiring 11/17/10	Deutsche Bank	CNY	737	111,000	108,733	(2,267)
Expiring 11/17/10	Morgan Stanley & Co., Inc.	CNY	1,489	225,000	219,673	(5,327)
Expiring 11/17/10	Morgan Stanley & Co., Inc.	CNY	1,482	224,000	218,763	(5,237)
Expiring 11/23/10	Barclays Capital Fixed, Inc.	CNY	1,061	160,000	156,564	(3,436)
Expiring 11/23/10	Barclays Capital Fixed, Inc.	CNY	744	112,000	109,752	(2,248)

				$4,605,319	$4,533,432	$(71,887)

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Sales Contracts	Counterparty		(000)	Receivable	Value	(Depreciation)

British Pound,
Expiring 01/13/10	Citibank	GBP	10,830	$18,012,022	$17,491,231	$520,791
Chinese Yuan,
Expiring 03/29/10	Barclays Capital Fixed, Inc.	CNY	1,085	160,000	159,124	876
Expiring 03/29/10	Barclays Capital Fixed, Inc.	CNY	760	112,000	111,444	556
Expiring 03/29/10	Citibank	CNY	2,992	441,000	438,713	2,287
Expiring 03/29/10	Deutsche Bank	CNY	2,940	433,000	430,977	2,023
Expiring 03/29/10	Deutsche Bank	CNY	2,443	360,000	358,160	1,840
Expiring 03/29/10	Deutsche Bank	CNY	1,555	229,086	227,915	1,171
Expiring 03/29/10	Deutsche Bank	CNY	753	111,000	110,449	551
Expiring 03/29/10	Morgan Stanley & Co., Inc.	CNY	1,526	225,000	223,784	1,216
Expiring 03/29/10	Morgan Stanley & Co., Inc.	CNY	1,520	224,000	222,855	1,145
Euro,
Expiring 01/26/10	Royal Bank of Canada	EUR	3,230	4,615,719	4,630,244	(14,525)
Expiring 02/18/10	Royal Bank of Scotland	EUR	4,332	6,429,035	6,209,732	219,303
Expiring 03/17/10	Goldman Sachs & Co.	EUR	14,986	21,767,989	21,480,661	287,328

				$53,119,851	$52,095,289	$1,024,562

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Interest rate swap agreements outstanding at December 31, 2009:
							Upfront
			Notional				Premiums	Unrealized
	Termination		Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date		(000)	Rate	Rate	Value	(Received)	(Depreciation)

Goldman Sachs
Capital Markets, LP(1)	01/02/12	BRL	3,300	10.15%	Brazilian interbank lending rate	$(86,707)	$(10,379)	$(76,328)
Barclays Bank PLC(1)	01/02/12	BRL	24,600	10.68%	Brazilian interbank lending rate	(365,846)	(12,023)	(353,823)
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL	36,600	10.12%	Brazilian interbank lending rate	(987,766)	(34,742)	(953,024)
Merrill Lynch & Co.(1)	01/02/12	BRL	2,000	14.77%	Brazilian interbank lending rate	87,115	9,495	77,620

						$(1,353,204)	$(47,649)	$(1,305,555)

(1)  Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2009:

Upfront
		Notional				Premiums
	Termination	Amount	Fixed	Reference Entity/	Fair	Paid	Unrealized
Counterparty	Date	(000)#(4)	Rate	Obligation	Value(3)	(Received)	Appreciation

Credit default swaps on credit indices – Sell Protection(1)
Credit Suisse
International	08/25/37	$ 2,000	0.09%	ABX. HE. AAA. 07-1 Index	$(1,306,180)	$(1,386,012)	$79,832

					Implied Credit		Upfront
		Notional			Spread at		Premiums	Unrealized
	Termination	Amount	Fixed	Reference Entity/	December 31,	Fair	Paid	Appreciation
Counterparty	Date	(000)#(4)	Rate	Obligation	2009(5)	Value	(Received)	(Depreciation)

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection(1)
Credit Suisse
International	03/20/14	$3,000	5.00%	AES Corp.,
				7.75%, due 03/01/14	3.937%	$152,815	$(233,010)	$385,825
Credit Suisse
International	06/20/14	400	5.00%	AES Corp.,
				7.75%, due 03/01/14	4.032%	18,944	(21,361)	40,305
Morgan Stanley Capital
Services, Inc.	06/20/14	1,700	5.00%	AES Corp.,
				7.75%, due 03/01/14	4.032%	80,514	(91,351)	171,865
Bank of America	09/20/11	600	5.00%	American International Group, Inc.,
				6.25%, due 05/01/36	5.488%	(3,004)	(113,547)	110,543
Goldman Sachs Capital
Markets, LP	09/20/11	700	5.00%	American International Group, Inc.,
				6.25%, due 05/01/36	5.488%	(3,505)	(126,965)	123,460
Goldman Sachs Capital
Markets, LP	09/20/14	300	5.00%	American International Group, Inc.,
				6.25%, due 05/01/36	5.868%	(8,563)	(39,680)	31,117
UBS AG	09/20/14	500	5.00%	American International Group, Inc.,
				6.25%, due 05/01/36	5.868%	(14,271)	(66,133)	51,862
Citigroup, Inc.	03/20/14	200	5.00%	Aramark Corp.,
				8.50%, due 02/01/15	5.175%	(3,250)	(4,493)	1,243
Bank of America	09/20/14	1,300	1.00%	Berkshire Hathaway,
				4.625%, due 10/15/13	1.425%	(24,324)	(69,736)	45,412
Deutsche Bank AG	09/20/14	800	1.00%	Berkshire Hathaway,
				4.625%, due 10/15/13	1.425%	(14,972)	(42,575)	27,603

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009
					Implied Credit		Upfront
		Notional			Spread at		Premiums	Unrealized
	Termination	Amount	Fixed	Reference Entity/	December 31,	Fair	Paid	Appreciation
Counterparty	Date	(000)#(4)	Rate	Obligation	2009(5)	Value	(Received)	(Depreciation)

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection(1) (continued)
Deutsche Bank AG	12/20/14	$1,100	1.00%	Berkshire Hathaway,
				4.625%, due 10/15/13	1.447%	$(23,228)	$(14,914)	$(8,314)
Goldman Sachs Capital
Markets, LP	06/20/14	2,000	1.00%	Berkshire Hathaway,
				4.625%, due 10/15/13	1.400%	(32,455)	(100,520)	68,065
Goldman Sachs Capital
Markets, LP	06/20/14	700	1.00%	Berkshire Hathaway,
				4.625%, due 10/15/13	1.400%	(11,360)	(32,557)	21,197
Deutsche Bank AG	03/20/14	800	7.75%	Cemex SAB de CV,
				9.625%, due 10/01/09	5.760%	29,639	—	29,639
Goldman Sachs Capital
Markets, LP	09/20/10	600	7.05%	Cemex SAB de CV,
				9.625%, due 10/01/09	5.760%	10,394	—	10,394
Goldman Sachs Capital
Markets, LP	03/20/14	500	5.00%	CHS/Community Health System,
				8.875%, due 07/15/15	4.608%	14,600	(37,569)	52,169
Citigroup, Inc.	09/20/14	200	5.00%	CHS/Community Health System,
				8.875%, due 07/15/15	5.014%	2,433	(16,850)	19,283
Citigroup, Inc.	09/20/14	1,500	5.00%	Dynegy Holdings, Inc.,
				8.375%, due 05/01/16	6.847%	(97,821)	(193,503)	95,682
Goldman Sachs Capital
Markets, LP	09/20/14	4,950	5.00%	El Paso Corp.,
				6.875%, due 06/15/14	3.715%	324,093	(439,816)	763,909
Barclays Bank PLC	09/20/10	2,900	0.83%	Federal Republic of Brazil,
				12.25%, due 03/06/30	0.452%	14,184	—	14,184
Barclays Bank PLC	06/20/14	1,300	5.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	1.586%	184,377	39,705	144,672
Citigroup, Inc.	03/20/14	1,800	3.25%	General Electric Capital Corp.,
				5.625%, due 09/15/17	1.578%	117,737	—	117,737
Deutsche Bank AG	06/20/14	3,600	5.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	1.586%	510,583	96,215	414,368
Deutsche Bank AG	06/20/14	3,600	5.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	1.586%	510,583	102,824	407,759
Deutsche Bank AG	06/20/14	100	5.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	1.586%	14,183	2,403	11,780
Deutsche Bank AG	06/20/14	2,200	5.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	1.586%	312,022	79,781	232,241
Morgan Stanley Capital
Services, Inc.	12/20/14	2,500	1.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	1.599%	(65,342)	(131,772)	66,430
Merrill Lynch & Co.	03/20/12	3,575	5.00%	GMAC LLC,
				6.875%, due 08/28/12	3.387%	81,364	(295,536)	376,900
Merrill Lynch & Co.	09/20/13	1,500	5.00%	GMAC LLC,
				6.875%, due 08/28/12	3.832%	38,480	(280,104)	318,584
Credit Suisse
International	06/20/14	500	5.00%	HCA Inc.,
				7.858%, due 11/16/12	3.205%	33,746	(36,802)	70,548
Goldman Sachs Capital
Markets, LP	06/20/14	5,800	5.00%	NRG Energy,
				7.25%, due 02/01/14	4.538%	110,051	(2,859)	112,910
Deutsche Bank AG	09/20/14	1,000	1.95%	Republic of Indonesia,
				6.75%, due 03/10/14	1.854%	9,311	(102)	9,413

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

					Implied Credit		Upfront
		Notional			Spread at		Premiums	Unrealized
	Termination	Amount	Fixed	Reference Entity/	December 31,	Fair	Paid	Appreciation
Counterparty	Date	(000)#(4)	Rate	Obligation	2009(5)	Value	(Received)	(Depreciation)

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection(1) (continued)
Morgan Stanley Capital
Services, Inc.	09/20/14	$1,000	1.98%	Republic of Indonesia,
				6.75%, due 03/10/14	1.854%	$10,622	$(104)	$10,726
Royal Bank of
Scotland PLC	09/20/10	1,300	1.58%	Republic of Indonesia,
				6.75%, due 03/10/14	1.179%	5,960	(148)	6,108
Goldman Sachs Capital
Markets, LP	09/20/14	1,200	5.00%	RRI Energy Inc.,
				7.625%, due 06/15/14	5.923%	(20,444)	(182,615)	162,171
Goldman Sachs Capital
Markets, LP	09/20/14	1,000	5.00%	RRI Energy Inc.,
				7.625%, due 06/15/14	5.923%	(17,053)	(166,963)	149,910
Citigroup, Inc.	09/20/14	900	5.00%	RRI Energy Inc.,
				7.875%, due 06/15/17	5.923%	(15,333)	(91,171)	75,838
Citigroup, Inc.	12/20/14	1,000	5.00%	RRI Energy Inc.,
				7.875%, due 06/15/17	6.017%	(24,192)	(72,903)	48,711
Deutsche Bank AG	09/20/10	400	5.00%	RRI Energy Inc.,
				7.875%, due 06/15/17	5.923%	(6,822)	(54,151)	47,329
Deutsche Bank AG	09/20/14	400	5.00%	RRI Energy Inc.,
				7.875%, due 06/15/17	5.923%	(6,822)	(54,138)	47,316
Bank of America	12/20/10	1,200	5.00%	SLM Corp.,
				5.125%, due 08/27/12	4.899%	16,046	(93,404)	109,450
Barclays Bank PLC	09/20/11	100	5.00%	SLM Corp.,
				5.125%, due 08/27/12	4.929%	1,573	(5,361)	6,934
Barclays Bank PLC	09/20/11	2,675	5.00%	SLM Corp.,
				5.125%, due 08/27/12	4.929%	42,010	(149,589)	191,599
Barclays Bank PLC	09/20/14	2,700	5.00%	SLM Corp.,
				5.125%, due 08/27/12	5.386%	(10,122)	(298,731)	288,609
Deutsche Bank AG	06/20/10	900	5.00%	SLM Corp.,
				5.125%, due 08/27/12	4.889%	7,647	(23,954)	31,601
Deutsche Bank AG	06/20/12	900	5.00%	SLM Corp.,
				5.125%, due 08/27/12	5.056%	14,168	(95,390)	109,558
Deutsche Bank AG	06/20/13	250	5.00%	SLM Corp.,
				5.125%, due 08/27/12	5.227%	2,519	(27,677)	30,196
Deutsche Bank AG	09/20/14	200	5.00%	SLM Corp.,
				5.125%, due 08/27/12	5.386%	(750)	(20,315)	19,565
UBS AG	03/20/10	900	5.00%	SLM Corp.,
				5.125%, due 08/27/12	4.879%	4,296	(14,802)	19,098
Citigroup, Inc.	03/20/14	200	5.00%	Sungard Data Systems, Inc.,
				9.125%, due 08/15/13	5.099%	612	(10,790)	11,402
Barclays Bank PLC	09/20/10	2,900	1.07%	United Mexican States,
				7.50%, due 04/08/33	0.661%	19,548	—	19,548

						$2,291,421	$(3,433,033)	$5,724,454

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Reference Entity/	Fair	Paid	Appreciation
Counterparty	Date	(000)#(4)	Rate	Obligation	Value	(Received)	(Depreciation)

Credit default swaps – Buy Protection(2)
Deutsche Bank AG	06/20/14	$752	5.00%	Dow Jones CDX HY-12 5Y Index	$(6,317)	$88,443	$(94,760)
Bank of America	06/20/14	1,598	5.00%	Dow Jones CDX HY-12 5Y Index	(13,424)	85,628	(99,052)
Royal Bank of Scotland PLC	12/20/14	3,069	5.00%	Dow Jones CDX HY-12 5Y Index	14,621	226,313	(211,692)
UBS AG	06/20/14	1,786	5.00%	Dow Jones CDX HY-12 5Y Index	(15,004)	89,681	(104,685)
Morgan Stanley Capital Services, Inc.	06/20/14	3,760	5.00%	Dow Jones CDX HY-12 5Y Index	(31,587)	182,014	(213,601)
Royal Bank of Scotland PLC	06/20/14	1,880	5.00%	Dow Jones CDX HY-12 5Y Index	(17,817)	92,138	(109,955)

					$(69,528)	$764,217	$(833,745)

(1) If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2) If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3) The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4) Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5) Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
# Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$108,222	$—	$170,241
Preferred Stocks	958,235	—	—
Warrants	—	41,881	31,316
Asset-Backed Securities	—	1,720,353	19,181,770
Bank Loans	—	27,522,981	—
Commercial Mortgage-Backed Securities	—	8,019,276	2,775,610
Corporate Bonds	—	727,636,918	34,899
Foreign Government Bonds	—	2,596,209	—
Municipal Bonds	—	5,674,894	—
Residential Mortgage-Backed Securities	—	32,426,280	—
U.S. Government Agency Obligations	—	12,099,685	—
U.S. Treasury Obligations	—	16,174,023	—
Repurchase Agreements	—	30,300,000	—
Affiliated Money Market Mutual Fund	140,814,005	—	—
Written Options	—	(1,111,466)	—

	$141,880,462	$863,101,034	$22,193,836
Other Financial Instruments*	1,801,013	4,617,661	—

Total	$143,681,475	$867,718,695	$22,193,836

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common	Asset-Backed	Commercial	Corporate
	Stocks	Securities	Mortgage-Backed	Bond	Warrants

Balance as of 12/31/08	$—	$—	$—	$1,040,591	$—
Accrued discounts/premiums	—	(74,492)	4,542	—	—
Realized gain (loss)	—	35,937	—	—	—
Change in unrealized appreciation (depreciation)**	(2,394,908)	304,958	(111,942)	(5,692)	31,316
Net purchases (sales)	2,565,149	18,915,367	2,883,010	(1,000,000)	—
Transfers in and/or out of Level 3	—	—	—	—	—

Balance as of 12/31/09	$170,241	$19,181,770	$2,775,610	$34,899	$31,316

**	Of which, $(2,211,340) was included in the Net Assets relating to securities held at the reporting period end.

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (15.6% represents investments purchased with collateral from securities on loan)	15.7%
Financial – Bank & Trust	11.3
Telecommunications	11.2
Diversified Financial Services	10.9
Oil & Gas	5.1
Insurance	4.8
Electric	4.6
Healthcare & Pharmaceuticals	4.0
Cable	3.9
Residential Mortgage-Backed Securities	3.6
Repurchase Agreements	3.4
Airlines	3.3
Bank Loans	3.1
Pipelines & Other	2.9
Asset-Backed Securities	2.3
Metals & Mining	1.9
Paper & Forest Products	1.8
U.S. Treasury Obligations	1.8
Healthcare Products	1.8
Automotive	1.7
Media & Entertainment	1.5
Gaming	1.4
U.S. Government Agency Obligations	1.3
Commercial Mortgage-Backed Securities	1.2
Containers & Packaging	1.2
Retail	0.9
Food	0.7
Technology	0.7
Municipal Bonds	0.6
Chemicals	0.6
Oil & Gas Services	0.6
Financial Services	0.6
Real Estate Investment Trusts	0.5
Computer Services & Software	0.5
Services Cyclical – Rental Equipment	0.5
Semiconductors	0.4
Healthcare Services	0.4
Business Services	0.3
Commercial Services	0.3
Foreign Government Bonds	0.3
Leisure Time	0.2
Lodging	0.2
Transportation	0.1
Distribution/Wholesale	0.1
Electronic Components	0.1
Machinery & Equipment	0.1
Agriculture	0.1

114.5
Options Written	(0.1)
Other liabilities in excess of other assets	(14.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Interest rate contracts	Due to broker-variation margin	$1,811,213 *	Due to broker-variation margin	$10,200 *
Interest rate contracts	Unrealized appreciation on		Unrealized depreciation on
	swap agreements	77,620	swap agreements	1,383,175
Interest rate contracts	Premiums paid for swap		Premiums received for swap
	agreements	9,495	agreements	57,144
Interest rate contracts	—	—	Written options outstanding,
			at value	1,111,466
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	foreign currency forward		foreign currency forward
	contracts	1,039,087	contracts	86,412
Credit contracts	Unrealized appreciation on		Unrealized appreciation on
	swap agreements	5,812,600	swap agreements	842,059
Credit contracts	Premiums paid for swap		Premiums received for swap
	agreements	1,085,145	agreements	5,139,973
Equity contracts	Unaffiliated investments	73,197	—	—

Total		$9,908,357		$8,630,429

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 is as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted						Forward
for as hedging instruments,			Purchased	Written		Currency
carried at fair value	Warrants	Options	Futures	Options	Swaps	Contracts	Total

Interest rate contracts	$—	$11,596,334	$4,647,149	$(9,918,414)	$(890,295)	$—	$5,434,774
Foreign exchange contracts	—	—	—	—	—	(3,508,936)	(3,508,936)
Credit contracts	—	—	—	—	(1,246,219)	—	(1,246,219)
Equity contracts	106,823	—	—	(89,475)	(2,685)	—	14,663

Total	$106,823	$11,596,334	$4,647,149	$(10,007,889)	$(2,139,199)	$(3,508,936)	$694,282

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted						Forward
for as hedging instruments,			Purchased	Written		Currency
carried at fair value	Warrants	Options	Futures	Options	Swaps	Contracts	Total

Interest rate contracts	$—	$(10,236,618)	$(2,529,112)	$11,414,409	$81,238	$—	$(1,270,083)
Foreign exchange contracts	—	—	—	—	—	3,341,446	3,341,446
Credit contracts	—	—	—	—	6,870,054	—	6,870,054
Equity contracts	39,148	—	—	—	—	—	39,148

Total	$39,148	$(10,236,618)	$(2,529,112)	$11,414,409	$6,951,292	$3,341,446	$8,980,565

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

				Forward	Forward		Credit	Credit
		Futures	Futures	Currency	Currency	Interest	Default	Default	Total
Purchased	Written	Long	Short	Contracts –	Contracts –	Rate	Swaps	Swaps	Return
Options(1)	Options(2)	Position(3)	Position(3)	Purchased(4)	Sold(5)	Swaps(6)	as Buyer(6)	as Writer(6)	Swaps(6)

$925,686	$1,195,504	$344,364,654	$594,630	$9,442,507	$35,297,397	$85,412,707	$6,041,721	$54,020,000	$1,600

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST HIGH YIELD PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $137,326,870:
Unaffiliated investments (cost $839,393,379)	$887,472,791
Affiliated investments (cost $140,814,005)	140,814,005
Cash	1,444,642
Deposit with broker	189,000
Foreign currency, at value (cost $623,133)	611,517
Dividends and interest receivable	14,135,261
Unrealized appreciation on swap agreements	5,890,220
Receivable for investments sold	1,908,028
Premiums paid for swap agreements	1,094,640
Unrealized appreciation on foreign currency forward contracts	1,039,087
Receivable for fund share sold	299,303
Prepaid expenses	6,286

Total Assets	1,054,904,780

LIABILITIES:
Payable to broker for collateral for securities on loan	140,365,126
Premiums received for swap agreements	5,197,117
Payable for investments purchased	4,991,248
Unrealized depreciation on swap agreements	2,225,234
Due to broker	2,110,000
Written options outstanding, at value (premiums received $1,682,322)	1,111,466
Payable for fund share repurchased	453,087
Due to broker-variation margin	252,763
Advisory fees payable	220,914
Accrued expenses and other liabilities	89,089
Unrealized depreciation on foreign currency forward contracts	86,412
Shareholder servicing fees payable	4,613
Affiliated transfer agent fee payable	912

Total Liabilities	157,107,981

NET ASSETS	$897,796,799

Net assets were comprised of:
Paid-in capital	$1,040,523,755
Retained earnings	(142,726,956)

Net assets, December 31, 2009	$897,796,799

Net asset value and redemption price per share, $897,796,799 / 130,806,695 outstanding shares of beneficial interest	$6.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated interest income	$52,813,275
Unaffiliated dividend income	696,833
Affiliated income from securities lending, net	233,260
Affiliated dividend income	24,327

53,767,695

EXPENSES
Advisory fees	4,545,524
Shareholder servicing fees and expenses	606,070
Custodian and accounting fees	254,000
Audit fee	35,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	15,000
Trustees’ fees	14,000
Shareholders’ reports	14,000
Legal fees and expenses	8,000
Insurance expenses	8,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	6,822

Total expenses	5,511,416
Less: advisory fee waiver and/or expense reimbursement	(77,901)
Less: shareholder servicing fee waiver	(15,517)

Net expenses	5,417,998

NET INVESTMENT INCOME	48,349,697

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(12,795,814)
Futures transactions	4,647,149
Options written transactions	(10,007,889)
Swap agreement transactions	(2,139,199)
Foreign currency transactions	(3,232,830)

(23,528,583)

Net change in unrealized appreciation (depreciation) on:
Investments	145,996,011
Futures	(2,529,112)
Options written	11,414,409
Swap agreements	6,951,292
Foreign currencies	3,379,146

165,211,746

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	141,683,163

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$190,032,860

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$48,349,697	$28,326,908
Net realized loss on investments and foreign currency transactions	(23,528,583)	(28,217,233)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	165,211,746	(98,085,790)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	190,032,860	(97,976,115)

DISTRIBUTIONS	(28,385,495)	(36,747,923)

FUND SHARE TRANSACTIONS:
Fund share sold [119,559,518 and 69,213,747 shares, respectively]	697,225,136	457,800,610
Fund share issued in reinvestment of distributions [4,860,530 and 5,161,225 shares, respectively]	28,385,495	36,747,923
Fund share repurchased [56,127,794 and 65,207,372 shares, respectively]	(320,720,681)	(441,989,734)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	404,889,950	52,558,799

TOTAL INCREASE (DECREASE) IN NET ASSETS	566,537,315	(82,165,239)
NET ASSETS:
Beginning of year	331,259,484	413,424,723

End of year	$897,796,799	$331,259,484

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST INVESTMENT GRADE BOND PORTFOLIO)

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.3%	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
ASSET-BACKED SECURITIES — 6.4%	(Unaudited)	Rate	Date	(000)#	(Note 2)

Ba Credit Card Trust, Ser. 2006-A7, Class A7(a)	AAA(b)	0.273%	12/15/16	$3,100	$2,958,322
Bank of America Credit Card Trust,
Ser. 2006-A6, Class A6(a)	AAA(b)	0.263%	11/15/13	1,100	1,086,369
Bank One Issuance Trust, Ser. 2004-C2, Class C2(a)	Baa2	1.033%	02/15/17	3,000	2,780,923
Capital Auto Receivables Asset Trust,
Ser. 2007-1, Class A3B(a)	Aaa	0.243%	04/15/11	1,678	1,676,961
Capital Auto Receivables Asset Trust,
Ser. 2007-3, Class A3A	Aaa	5.020%	09/15/11	800	810,944
Capital Auto Receivables Asset Trust,
Ser. 2008-2, Class A2A	Aaa	3.740%	03/15/11	103	103,281
Capital Auto Receivables Asset Trust,
Ser. 2008-2, Class A2B(a)	Aaa	1.153%	03/15/11	740	741,034
Capital One Prime Auto Receivables Trust,
Ser. 2007-1, Class A3	Aaa	5.470%	06/15/11	552	554,356
Carmax Auto Owner Trust, Ser. 2008-2, Class A2A	Aaa	4.060%	09/15/11	515	521,311
Chase Issuance Trust, Ser. 2005-A6, Class A6(a)	Aaa	0.303%	07/15/14	1,500	1,479,566
Chase Issuance Trust, Ser. 2005-A11, Class A(a)	Aaa	0.303%	12/15/14	5,600	5,512,466
Chase Issuance Trust, Ser. 2006-C4, Class C4(a)	Baa2	0.523%	01/15/14	1,000	961,618
Chase Issuance Trust, Ser. 2008-A13, Class A13(a)	Aaa	1.754%	09/15/15	1,000	1,029,390
Citibank Credit Card Issuance Trust,
Ser. 2004-A7, Class A7(a)	Aaa	0.352%	11/25/13	3,000	2,965,627
Citibank Credit Card Issuance Trust,
Ser. 2006-A1, Class A1(a)	Aaa	0.315%	02/09/15	3,500	3,417,209
Citibank Credit Card Issuance Trust,
Ser. 2006-A7, Class A7(a)	Aaa	0.314%	12/15/18	11,700	11,020,508
Honda Auto Receivables Owner Trust,
Ser. 2007-2, Class A3	Aaa	5.460%	05/23/11	254	256,513
Honda Auto Receivables Owner Trust,
Ser. 2007-3, Class A3(a)	Aaa	0.413%	02/15/11	353	352,711
Hyundai Auto Receivables Trust, Ser. 2007-A, Class A3A	Aaa	5.040%	01/17/12	636	647,017
MBNA Credit Card Master Note Trust,
Ser. 2002-C3, Class C3(a)	Baa1	1.583%	10/15/14	1,500	1,407,579
MBNA Credit Card Master Note Trust,
Ser. 2004-A8, Class A8(a)	AAA(b)	0.383%	01/15/14	2,000	1,976,060
MBNA Credit Card Master Note Trust,
Ser. 2004-C2, Class C2(a)	Baa1	1.133%	11/15/16	1,500	1,274,295
MBNA Credit Card Master Note Trust,
Ser. 2005-A2, Class A2(a)	Aaa	0.313%	10/15/14	1,400	1,371,538
MBNA Credit Card Master Note Trust,
Ser. 2005-A10, Class A10(a)	Aaa	0.293%	11/15/15	5,000	4,838,821
MBNA Credit Card Master Note Trust,
Ser. 2006-A2, Class A2(a)	Aaa	0.293%	06/15/15	1,000	972,096
MBNA Credit Card Master Note Trust,
Ser. 2006-A5, Class A5(a)	Aaa	0.293%	10/15/15	1,500	1,453,058
MBNA Credit Card Master Note Trust,
Ser. 2006-C1, Class C1(a)	Baa1	0.653%	07/15/15	7,000	6,225,589
Nissan Auto Receivables Owner Trust,
Ser. 2009-A, Class A2	Aaa	2.940%	07/15/11	10,000	10,090,688
USAA Auto Owner Trust, Ser. 2007-1, Class A3	Aaa	5.430%	10/17/11	272	274,862

TOTAL ASSET-BACKED SECURITIES
(cost $59,007,685)					68,760,712

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.1%
Banc of America Commercial Mortgage, Inc.,
Ser. 2005-4, Class A3	AAA(b)	4.891%	07/10/45	2,000	2,006,256
Banc of America Commercial Mortgage, Inc.,
Ser. 2006-1, Class A2(a)	Aaa	5.334%	09/10/45	1,345	1,370,133

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
COMMERCIAL MORTGAGE-BACKED	Ratings†	Interest	Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Banc of America Commercial Mortgage, Inc.,
Ser. 2006-2, Class A2	AAA(b)	5.713%	05/10/45	$7,000	$7,163,848
Bear Stearns Commercial Mortgage Securities,
Ser. 2005-PW10, Class A3	AAA(b)	5.395%	12/11/40	2,000	2,021,363
Bear Stearns Commercial Mortgage Securities,
Ser. 2005-PWR7, Class A2	Aaa	4.945%	02/11/41	1,793	1,800,909
Bear Stearns Commercial Mortgage Securities,
Ser. 2005-PWR8, Class A3	Aaa	4.550%	06/11/41	2,000	1,991,983
Bear Stearns Commercial Mortgage Securities,
Ser. 2006-PW13, Class A2	AAA(b)	5.426%	09/11/41	2,295	2,349,618
Bear Stearns Commercial Mortgage Securities,
Ser. 2006-PW14, Class A3	AAA(b)	5.209%	12/11/38	10,000	9,799,143
Bear Stearns Commercial Mortgage Securities,
Ser. 2006-T24, Class A4	Aaa	5.537%	10/12/41	2,593	2,578,278
Bear Stearns Commercial Mortgage Securities,
Ser. 2007-PW15, Class A2	Aaa	5.205%	02/11/44	2,970	3,008,620
Bear Stearns Commercial Mortgage Securities,
Ser. 2007-T26, Class A2	AAA(b)	5.330%	01/12/45	2,000	2,037,481
Citigroup Commercial Mortgage Trust,
Ser. 2006-C4, Class ASB(a)	Aaa	5.725%	03/15/49	2,000	2,011,177
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Ser. 2005-CD1, Class A4(a)	Aaa	5.224%	07/15/44	2,000	1,996,571
Commercial Mortgage Pass-Through Certificates,
Ser. 2005-C6, Class A3	Aaa	5.144%	06/10/44	5,000	5,079,047
Commercial Mortgage Pass-Through Certificates,
Ser. 2007-C9, Class A2(a)	Aaa	5.811%	12/10/49	2,000	2,057,123
Credit Suisse Mortgage Capital Certificates,
Ser. 2006-C1, Class A4(a)	AAA(b)	5.548%	02/15/39	5,800	5,713,252
Greenwich Capital Commercial Funding Corp.,
Ser. 2006-GG7, Class A3(a)	Aaa	5.918%	07/10/38	6,310	6,096,472
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2004-CBX, Class A5	Aaa	4.654%	01/12/37	6,219	6,202,523
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2005-CB13, Class A3A1(a)	Aaa	5.280%	01/12/43	10,000	9,929,827
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2006-CB14, Class A3A, 144A(a)	Aaa	5.491%	12/12/44	3,790	3,782,834
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2006-CB16, Class A3B	Aaa	5.579%	05/12/45	10,000	9,812,387
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2006-CB17, Class A3	Aaa	5.450%	12/12/43	3,335	3,421,299
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2006-LDP7, Class A3B(a)	Aaa	5.875%	04/15/45	10,000	9,732,662
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2006-LDP8, Class A3A	Aaa	5.388%	05/15/45	10,000	9,742,681
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2007-C1, Class A3	Aaa	5.790%	02/15/51	4,240	4,086,551
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2008-C2, Class A2	Aaa	5.855%	02/12/51	2,000	1,969,484
LB-UBS Commercial Mortgage Trust,
Ser. 2006-C4, Class A2(a)	Aaa	5.868%	06/15/32	10,000	10,296,651
LB-UBS Commercial Mortgage Trust,
Ser. 2006-C6, Class A2	Aaa	5.262%	09/15/39	1,500	1,532,744
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Class A2	AAA(b)	5.303%	02/15/40	2,000	2,046,539
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C7, Class A2	AAA(b)	5.588%	09/15/45	2,000	2,025,669
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Ser. 2006-2, Class ASB(a)	Aaa	5.877%	06/12/46	3,000	3,028,503

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
COMMERCIAL MORTGAGE-BACKED	Ratings†	Interest	Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Merrill Lynch/Countrywide Commercial Mortgage Trust,
Ser. 2007-7, Class A1	Aaa	5.549%	06/12/50	$1,160	$1,185,285
Morgan Stanley Capital I, Ser. 2005-HQ7, Class A4(a)	Aaa	5.207%	11/14/42	1,745	1,720,428
Morgan Stanley Capital I, Ser. 2006-HQ9, Class A2	AAA(b)	5.618%	07/12/44	10,000	10,326,598
Morgan Stanley Capital I, Ser. 2006-IQ12, Class A2	AAA(b)	5.283%	12/15/43	2,000	2,025,130
Morgan Stanley Capital I, Ser. 2006-T23, Class A4(a)	AAA(b)	5.810%	08/12/41	2,000	2,015,344
Wachovia Bank Commercial Mortgage Trust,
Ser. 2005-C22, Class A3(a)	Aaa	5.285%	12/15/44	2,000	2,009,224
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C28, Class A2	Aaa	5.500%	10/15/48	1,410	1,437,765
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C29, Class A2	Aaa	5.275%	11/15/48	5,510	5,615,980

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $142,677,808)					163,027,382

CORPORATE BONDS — 55.9%
Airlines — 0.4%
American Airlines, Pass-thru Certs., Ser. 2009-1A(c)	Baa3	10.375%	07/02/19	2,530	2,808,300
Continental Airlines, Inc., Pass-thru Certs., Ser. A(c)	Baa1	5.983%	04/19/22	1,850	1,785,250

					4,593,550

Automotive — 0.1%
Harley-Davidson Funding Corp., Gtd. Notes, 144A, M.T.N.	Baa1	5.750%	12/15/14	500	507,634

Banking — 14.2%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	8,375	9,924,886
Bank of America Corp., Sr. Unsec’d. Notes	A2	5.375%	08/15/11	1,500	1,574,662
Bank of America Corp., Sr. Unsec’d. Notes, Ser. L, M.T.N.	A2	5.650%	05/01/18	8,000	8,124,896
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes(c)	Aa3	6.750%	05/22/19	5,485	6,118,144
Bear Stearns Cos. LLC. (The), Sr. Unsec’d. Notes	Aa3	7.250%	02/01/18	12,000	13,774,236
Capital One Financial Corp., Sr. Unsec’d. Notes(c)	Baa1	7.375%	05/23/14	4,900	5,547,937
Citigroup, Inc., Sr. Unsec’d. Notes(c)	A3	6.125%	05/15/18	15,000	15,081,120
Credit Suisse (Switzerland), Sub. Notes(c)	Aa2	6.000%	02/15/18	10,000	10,463,380
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(c)	A1	6.150%	04/01/18	16,000	17,127,984
JPMorgan Chase & Co., Sr. Unsec’d. Notes(c)	Aa3	6.000%	01/15/18	7,000	7,524,965
Merrill Lynch & Co., Inc., Notes, M.T.N.(c)	A2	6.875%	04/25/18	16,365	17,632,273
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.375%	10/15/15	2,225	2,298,995
Morgan Stanley, Sr. Unsec’d. Notes, Ser. E	A2	5.450%	01/09/17	10,000	10,107,160
Morgan Stanley, Sr. Unsec’d. Notes, M.T.N.	A2	5.950%	12/28/17	6,000	6,188,640
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	3.700%	11/13/14	2,900	2,894,409
PNC Funding Corp., Gtd. Notes.(c)	A3	6.700%	06/10/19	4,825	5,399,059
Svenska Handelsbanken AB (Sweden),
Sr. Unsec’d. Notes, 144A	Aa2	4.875%	06/10/14	1,115	1,168,351
Wachovia Corp., Sr. Unsec’d. Notes, M.T.N.	A1	5.750%	02/01/18	10,000	10,435,680
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	4.375%	01/31/13	1,500	1,558,020

					152,944,797

Building Materials & Construction — 0.3%
Centex Corp., Sr. Unsec’d. Notes	B1	5.700%	05/15/14	3,000	3,060,000

Cable — 1.7%
Comcast Corp., Gtd. Notes	Baa1	4.950%	06/15/16	5,635	5,787,016
COX Communications, Inc., Sr. Unsec’d. Notes	Baa3	7.750%	11/01/10	3,400	3,559,341
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.250%	04/01/19	1,490	1,774,730
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.750%	02/14/19	5,725	6,977,481

					18,098,568

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Capital Goods — 1.3%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, M.T.N.	A2	4.900%	08/15/13	$925	$982,607
Caterpillar, Inc., Sr. Unsec’d. Notes(c)	A2	7.900%	12/15/18	5,000	6,099,660
ITT Corp., Sr. Unsec’d. Notes	Baa1	6.125%	05/01/19	2,445	2,640,148
Waste Management, Inc., Gtd. Notes(c)	Baa3	7.375%	03/11/19	3,680	4,246,411

					13,968,826

Chemicals — 1.0%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	8.550%	05/15/19	7,000	8,352,015
Lubrizol Corp., Sr. Unsec’d. Notes	Baa2	8.875%	02/01/19	1,750	2,175,747

					10,527,762

Consumer — 0.4%
Clorox Co., Sr. Unsec’d. Notes	Baa2	5.950%	10/15/17	4,022	4,324,430

Electric — 4.8%
Atlantic City Electric Co., First Mtge. Bonds	A3	7.750%	11/15/18	3,350	3,977,961
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge.,
Ser. U(c)	Baa1	7.000%	03/01/14	7,340	8,357,045
Connecticut Light & Power Co. (The), Ser. 09-A	A2	5.500%	02/01/19	2,400	2,532,566
Consumers Energy Co., First Mtge. Bonds	A3	6.125%	03/15/19	1,000	1,082,544
Detroit Edison Co. (The), Sr. Sec’d. Notes	A2	6.400%	10/01/13	4,150	4,584,165
Dominion Resources, Inc., Sr. Unsec’d. Notes, Ser. B	Baa2	6.250%	06/30/12	2,311	2,496,060
E.ON International Finance BV (Netherlands), Gtd.
Notes, 144A	A2	5.800%	04/30/18	500	537,000
FPL Group Capital, Inc., Gtd. Notes(c)	A2	6.000%	03/01/19	5,000	5,384,955
Indiana Michigan Power Co., Sr. Unsec’d. Notes	Baa2	7.000%	03/15/19	2,000	2,230,324
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A	A2	6.250%	06/17/14	5,547	6,052,382
Ohio Power Co., Sr. Unsec’d. Notes	Baa1	5.750%	09/01/13	2,000	2,171,314
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	5.950%	09/01/13	700	751,012
Pacificorp, First Mtge. Bonds	A2	5.500%	01/15/19	2,000	2,117,612
Peco Energy Co., First Mtge. Bonds, Ser. EXC, M.T.N.	A2	5.600%	10/15/13	3,000	3,260,298
Sierra Pacific Power Co., Genl. Ref. Mtge.	Baa3	5.450%	09/01/13	1,275	1,359,812
Toledo Edison Co. (The), First Mtge. Bonds(c)	Baa1	7.250%	05/01/20	3,500	3,993,969
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	Baa2	4.750%	01/15/15	1,200	1,208,353

					52,097,372

Energy – Integrated — 0.8%
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(c)	Baa2	5.700%	10/15/19	3,750	3,911,498
Hess Corp., Sr. Unsec’d. Notes(c)	Baa2	8.125%	02/15/19	2,000	2,411,914
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	7.250%	12/15/19	1,125	1,300,049
Petro-Canada (Canada), Sr. Unsec’d. Notes	Baa2	6.050%	05/15/18	650	698,732

					8,322,193

Energy – Other — 1.3%
EnCana Corp. (Canada), Sr. Unsec’d. Notes	Baa2	5.900%	12/01/17	3,250	3,495,258
Transocean, Inc. (Cayman Islands), Sr. Unsec’d. Notes	Baa2	6.000%	03/15/18	650	693,512
Weatherford International Ltd., Gtd. Notes	Baa1	7.000%	03/15/38	500	506,730
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.625%	06/15/13	1,500	1,594,766
XTO Energy, Inc., Sr. Unsec’d. Notes(c)	Baa2	5.500%	06/15/18	2,425	2,586,667
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	5.750%	12/15/13	5,050	5,617,842

					14,494,775

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Foods — 3.9%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	7.750%	01/15/19	$4,500	$5,268,578
ConAgra Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.875%	04/15/14	4,500	4,903,871
Delhaize Group SA (Belgium), Gtd. Notes	Baa3	5.875%	02/01/14	6,250	6,712,581
Delhaize Group SA (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17	1,000	1,086,032
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	5.750%	10/23/17	3,500	3,766,633
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.250%	08/15/13	750	809,130
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.700%	02/15/17	750	811,090
Kraft Foods, Inc., Sr. Unsec’d. Notes(c)	Baa2	6.125%	08/23/18	7,000	7,380,450
Kroger Co. (The), Gtd. Notes	Baa2	6.150%	01/15/20	4,500	4,816,116
McDonald’s Corp., Sr. Unsec’d. Notes, M.T.N.	A3	5.350%	03/01/18	750	804,164
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	6.350%	08/15/17	5,000	5,472,305

					41,830,950

Healthcare & Pharmaceutical — 4.0%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	5.600%	11/30/17	3,000	3,258,018
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	5.900%	09/15/17	4,550	5,055,828
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba1	4.500%	01/15/15	1,000	1,002,041
Carefusion Corp., Sr. Unsec’d. Notes, 144A	Baa3	5.125%	08/01/14	4,500	4,730,463
Johnson & Johnson, Unsec’d. Notes(c)	Aaa	5.550%	08/15/17	4,325	4,770,501
McKesson Corp., Sr. Unsec’d. Notes	Baa3	6.500%	02/15/14	6,000	6,636,984
Pharmacia Corp., Sr. Unsec’d. Notes	A1	6.500%	12/01/18	7,000	7,875,133
Schering-Plough Corp., Gtd. Notes	Aa3	6.000%	09/15/17	8,000	8,885,960
Wyeth, Gtd. Notes	A1	5.450%	04/01/17	1,200	1,279,004

					43,493,932

Healthcare Insurance — 0.8%
Aetna, Inc., Sr. Unsec’d. Notes(c)	A3	6.500%	09/15/18	2,652	2,820,715
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	5.875%	01/15/12	1,500	1,521,478
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	7.000%	02/15/19	4,200	4,697,398

					9,039,591

Insurance — 2.9%
Allstate Corp. (The), Sr. Unsec’d. Notes	A3	7.450%	05/16/19	2,930	3,404,138
American International Group, Inc., Sr. Unsec’d. Notes	A3	8.250%	08/15/18	750	704,138
Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	5.750%	12/01/14	3,750	3,774,713
Berkshire Hathaway Finance Corp., Gtd. Notes	Aa2	5.000%	08/15/13	3,500	3,763,564
Chubb Corp., Sr. Unsec’d. Notes	A2	5.750%	05/15/18	750	796,238
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	8.750%	07/01/19	2,305	2,633,702
MetLife, Inc., Sr. Unsec’d. Notes(c)	A3	7.717%	02/15/19	5,370	6,310,475
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	A2	5.800%	05/15/18	6,250	6,660,812
XL Capital Finance Europe PLC (United Kingdom),
Gtd. Notes	Baa2	6.500%	01/15/12	3,000	3,104,562

					31,152,342

Media & Entertainment — 1.3%
Gannett Co., Inc., Sr. Unsec’d. Notes	Ba2	6.375%	04/01/12	4,000	4,000,000
News America, Inc., Gtd. Notes, 144A	Baa1	5.650%	08/15/20	3,500	3,644,389
News America, Inc., Gtd. Notes	Baa1	6.650%	11/15/37	400	422,523
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Baa3	8.600%	08/15/16	3,000	3,265,827
Viacom, Inc., Sr. Unsec’d. Notes(c)	Baa2	5.625%	09/15/19	2,940	3,069,666

					14,402,405

Metals & Mining — 1.1%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(c)	Baa3	6.125%	06/01/18	750	773,877
Newmont Mining Corp., Gtd. Notes(c)	Baa2	5.125%	10/01/19	4,200	4,201,962
Nucor Corp., Sr. Unsec’d. Notes(c)	A1	5.850%	06/01/18	650	700,431

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Metals & Mining (continued)
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	Baa1	5.875%	07/15/13	$1,350	$1,456,700
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	Baa1	9.000%	05/01/19	1,300	1,645,264
United States Steel Corp., Sr. Unsec’d. Notes	Ba3	5.650%	06/01/13	3,000	2,985,024

					11,763,258

Non-Captive Finance — 1.8%
Block Financial LLC, Gtd. Notes	Baa1	7.875%	01/15/13	2,000	2,228,072
GATX Corp., Sr. Unsec’d. Notes	Baa1	4.750%	10/01/12	2,450	2,501,788
General Electric Capital Corp., Sr. Unsec’d. Notes(d)	Aa2	5.900%	05/13/14	1,800	1,945,930
General Electric Capital Corp., Sr. Unsec’d. Notes,
Ser. G, M.T.N.	Aa2	6.000%	08/07/19	12,000	12,456,252

					19,132,042

Paper — 0.5%
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.500%	08/15/21	2,050	2,296,965
MeadWestvaco Corp., Sr. Unsec’d. Notes	Ba1	7.375%	09/01/19	3,000	3,295,488

					5,592,453

Pipelines & Other — 1.5%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa2	8.500%	03/15/19	2,735	3,321,994
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	9.000%	04/15/19	1,860	2,217,081
Plains All American Pipeline LP / PAA Finance Corp.,
Gtd. Notes	Baa3	4.250%	09/01/12	4,050	4,179,535
Plains All American Pipeline LP / PAA Finance Corp.,
Gtd. Notes	Baa3	8.750%	05/01/19	2,020	2,381,770
Transcanada Pipelines Ltd. (Canada), Sr. Unsec’d. Notes	A3	6.500%	08/15/18	3,000	3,346,356
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	7.875%	09/01/21	1,100	1,261,722

					16,708,458

Railroads — 1.1%
Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes(c)	Baa1	7.000%	02/01/14	6,000	6,809,370
CSX Corp., Sr. Unsec’d. Notes	Baa3	7.900%	05/01/17	4,610	5,340,136

					12,149,506

Real Estate Investment Trust — 0.1%
Hospitality Properties Trust, Sr. Unsec’d. Notes	Baa2	7.875%	08/15/14	500	516,184

Retailers — 1.7%
Costco Wholesale Corp., Sr. Unsec’d. Notes	A2	5.500%	03/15/17	1,000	1,067,282
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	06/01/17	1,100	1,160,955
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%	08/15/16	8,000	8,614,656
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba2	7.450%	10/15/16	5,765	5,678,525
Target Corp., Sr. Unsec’d. Notes(c)	A2	6.000%	01/15/18	2,000	2,207,376

					18,728,794

Technology — 1.2%
CA, Inc., Sr. Unsec’d. Notes(c)	Baa3	5.375%	12/01/19	2,000	2,011,220
Cisco Systems, Inc., Sr. Unsec’d. Notes	A1	4.450%	01/15/20	3,800	3,727,739
Dell, Inc., Sr. Unsec’d. Notes	A2	4.700%	04/15/13	1,000	1,055,272
Oracle Corp., Sr. Unsec’d. Notes	A2	5.000%	07/08/19	2,900	2,990,755
Xerox Corp., Sr. Notes	Baa2	5.625%	12/15/19	2,650	2,646,301

					12,431,287

Telecommunications — 5.6%
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.600%	05/15/18	1,530	1,603,377
AT&T, Inc., Sr. Unsec’d. Notes(c)(d)	A2	5.800%	02/15/19	7,100	7,568,323
SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Telecommunications (continued)
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes(c)	Baa2	5.150%	01/15/13	$1,000	$1,042,786
Cellco Partnership / Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes	A2	8.500%	11/15/18	10,000	12,403,820
Deutsche Telekom International Finance BV
(Netherlands), Gtd. Notes	Baa1	6.750%	08/20/18	4,000	4,478,316
Deutsche Telekom International Finance BV
(Netherlands), Gtd. Notes	Baa1	8.500%	06/15/10	1,350	1,395,125
Embarq Corp., Sr. Unsec’d. Notes
(original cost $6,932,400; purchased 02/03/09-08/04/09)(e)(f)	Baa3	7.082%	06/01/16	7,140	7,886,687
Rogers Communications, Inc. (Canada), Gtd. Notes	Baa2	6.800%	08/15/18	1,195	1,338,308
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.999%	06/04/18	1,000	1,100,291
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.175%	06/18/19	6,310	7,034,786
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	6.221%	07/03/17	4,000	4,408,836
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	6.421%	06/20/16	3,600	3,995,755
TELUS Corp. (Canada), Sr. Unsec’d. Notes	Baa1	8.000%	06/01/11	2,356	2,550,613
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes(c)	Baa1	5.625%	02/27/17	3,500	3,717,588

					60,524,611

Tobacco — 2.1%
Altria Group, Inc., Gtd. Notes	Baa1	9.250%	08/06/19	3,100	3,777,747
Altria Group, Inc., Gtd. Notes(c)	Baa1	9.700%	11/10/18	5,440	6,724,748
Lorillard Tobacco Co., Sr. Unsec’d. Notes	Baa2	8.125%	06/23/19	1,995	2,193,275
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.875%	05/16/13	1,500	1,583,484
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	6.875%	03/17/14	3,375	3,824,273
Reynolds American, Inc., Gtd. Notes	Baa3	7.625%	06/01/16	4,500	4,905,797

					23,009,324

TOTAL CORPORATE BONDS
(cost $537,063,258)					603,415,044

FOREIGN AGENCIES — 2.1%
Commonwealth Bank of Australia (Australia), 144A	Aaa	2.700%	11/25/14	3,775	3,699,730
EDF SA (France), Notes, 144A	Aa3	5.500%	01/26/14	4,710	5,120,175
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes	Baa1	5.875%	03/01/18	10,000	10,084,100
Korea Development Bank/Republic of Korea
(South Korea)	A2	8.000%	01/23/14	3,000	3,457,164

TOTAL FOREIGN AGENCIES
(cost $21,427,619)					22,361,169

MUNICIPAL BOND — 0.2%
State of California, Taxable Var. Purp. 3. G.O.
(cost $2,512,650)	Baa1	5.950%	04/01/16	2,500	2,521,775

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.0%
Citigroup Mortgage Loan Trust, Inc.,
Ser. 2004-OPT1, Class A2(a)	Aaa	0.591%	10/25/34	510	404,130
Countrywide Asset-Backed Certificates,
Ser. 2004-6, Class 2A5(a)	Aaa	0.621%	11/25/34	2,058	1,544,433
Countrywide Asset-Backed Certificates,
Ser. 2004-ECC2, Class M1(a)	Aa1	0.831%	12/25/34	3,974	3,004,320

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
RESIDENTIAL MORTGAGE-BACKED	Ratings†	Interest	Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Credit-Based Asset Servicing And Securitization LLC,
Ser. 2005-CB4, Class AF2	Aaa	4.751%	08/25/35	$522	$510,474
Fieldstone Mortgage Investment Corp.,
Ser. 2005-1, Class M3(a)	A1	1.041%	03/25/35	2,609	2,439,567
GSAMP Trust, Ser. 2005-WMC1, Class A4(a)	Aa1	0.611%	09/25/35	2,842	2,648,359
HFC Home Equity Loan Asset Backed Certificates,
Ser. 2005-3, Class M1(a)	Aa1	0.653%	01/20/35	2,109	1,815,742
HFC Home Equity Loan Asset Backed Certificates,
Ser. 2007-3, Class A1(a)	Aaa	1.033%	11/20/36	5,302	5,148,837
Home Equity Asset Trust, Ser. 2005-5, Class 2A2(a)	Aaa	0.481%	11/25/35	1,586	1,503,554
Master Asset Backed Securities Trust,
Ser. 2004-OPT2, Class A2(a)	Aaa	0.581%	09/25/34	759	596,180
Morgan Stanley ABS Capital I, Ser. 2002-HE3,
Class A2(a)	Aaa	1.311%	03/25/33	623	481,176
Morgan Stanley ABS Capital I, Ser. 2004-NC5,
Class M1(a)	Aa2	0.831%	05/25/34	1,958	1,126,467
Popular ABS Mortgage Pass-Through Trust,
Ser. 2005-3, Class AF3(a)	Aaa	4.437%	07/25/35	592	567,913
Wells Fargo Home Equity Trust, Ser. 2005-3,
Class AI1A(a)	Aaa	0.501%	11/25/35	297	292,185

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $19,373,193)					22,083,337

SOVEREIGN — 1.3%
Brazilian Government International (Brazil),
Unsub. Notes Ser. A	Baa3	8.000%	01/15/18	8,500	9,698,499
Israel Government International Bonds (Israel)	A1	5.125%	03/26/19	3,000	3,039,816
Republic of Korea (South Korea), Sr. Unsec’d. Notes	A2	7.125%	04/16/19	1,500	1,717,012

TOTAL SOVEREIGN
(cost $14,144,509)					14,455,327

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.3%
Federal Home Loan Bank, Ser. 1(c)(g)		4.875%	05/17/17	21,300	22,776,196
Federal Home Loan Mortgage Corp.(c)		5.000%	04/18/17	12,000	13,030,296
Federal National Mortgage Association		0.875%	01/12/12	2,785	2,763,547
Federal National Mortgage Association(c)		5.250%	09/15/16	12,750	14,086,685
Tennessee Valley Authority(c)		5.250%	09/15/39	4,755	4,711,516

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $54,735,206)					57,368,240

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION — 0.6%
Federal Home Loan Mortgage Corp.
(cost $6,839,185)		5.000%	12/01/35 - 05/01/37	6,664	6,843,759

U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Notes(c)		0.750%	11/30/11	2,220	2,205,519
U.S. Treasury Notes		1.000%	12/31/11	4,055	4,043,597
U.S. Treasury Notes(c)		2.125%	11/30/14	40	39,053
U.S. Treasury Notes(c)		3.375%	11/15/19	5,485	5,275,912
U.S. Treasury Strip Coupon(d)(k)		4.830%	11/15/24	13,568	6,621,835
U.S. Treasury Strip Coupon(d)(k)		4.840%	05/15/24	17,030	8,565,869
U.S. Treasury Strip Coupon(d)(k)		4.860%	08/15/24	81,831	40,560,681
U.S. Treasury Strip Coupon(k)		5.270%	05/15/20	16,070	10,335,388

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

			Principal
	Interest	Maturity	Amount	Value
U.S.TREASURY OBLIGATIONS (Continued)	Rate	Date	(000)#	(Note 2)

U.S. Treasury Strip Principal(d)(h)	6.260%	02/15/23	$23,350	$12,734,577

TOTAL U.S. TREASURY OBLIGATIONS
(cost $92,459,205)				90,382,431

TOTAL LONG-TERM INVESTMENTS
(cost $950,240,318)				1,051,219,176

	Shares

SHORT-TERM INVESTMENT — 12.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series
(cost $138,035,758; includes $135,295,548 of cash collateral
received for securities on loan)(Note 4)(i)(j)	138,035,758	138,035,758

TOTAL INVESTMENTS — 110.1%
(cost $1,088,276,076)		1,189,254,934
Liabilities in excess of other assets(l) — (10.1)%		(108,775,747)

NET ASSETS — 100.0%		$1,080,479,187

The following abbreviations are used in Portfolio descriptions:
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
G.O.	General Obligation
M.T.N.	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of December 31, 2009. Ratings of certain bonds may have changed subsequent to that date.
(a)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2009.
(b)	Standard & Poor’s Rating
(c)	All or a portion of security is on loan. The aggregate market value of such securities is $131,984,806; cash collateral of $135,295,548 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(d)	Security segregated as collateral for swap contracts.
(e)	Indicates a security that has been deemed illiquid.
(f)	Indicates a restricted security; the aggregate original cost of such security is $6,932,400. The aggregate value of $7,886,687 is approximately 0.7% of net assets.
(g)	Security segregated as collateral for futures contracts.
(h)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2009.
(i)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—-Taxable Money Market Series.
(j)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Rate shown reflects the effective yield at December 31, 2009.
(l)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, interest rate and credit default swap agreements as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Futures contracts open at December 31, 2009:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions:
381	2 Year U.S. Treasury Notes	Mar. 10	$82,742,888	$82,397,203	$(345,685)
2,316	10 Year U.S. Treasury Notes	Mar. 10	274,859,007	267,389,438	(7,469,569)

					$(7,815,254)

Short Positions:
1,202	5 Year U.S. Treasury Notes	Mar. 10	139,924,501	137,488,141	$2,436,360
18	U.S. Long Bond	Mar. 10	2,069,379	2,076,750	(7,371)

					$2,428,989

					$(5,386,265)

Interest rate swap agreements outstanding at December 31, 2009:

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Barclays Bank PLC(1)	11/12/15	$82,000	3.933%	3 month LIBOR	$3,482,648	$—	$3,482,648
Barclays Bank PLC(1)	12/4/15	59,000	2.850%	3 month LIBOR	(1,202,331)	—	(1,202,331)
Barclays Bank PLC(1)	11/24/18	23,500	3.265%	3 month LIBOR	(932,226)	—	(932,226)
Barclays Bank PLC(1)	3/4/19	47,000	3.228%	3 month LIBOR	(1,836,863)	—	(1,836,863)
Barclays Bank PLC(2)	5/1/16	117,000	2.848%	3 month LIBOR	3,015,261	—	3,015,261
Barclays Bank PLC(2)	12/18/39	6,000	4.340%	3 month LIBOR	167,384	—	167,384
Citibank NA(1)	10/17/13	30,500	4.173%	3 month LIBOR	2,137,247	—	2,137,247
Citibank NA(1)	10/20/18	33,000	4.500%	3 month LIBOR	2,030,252	—	2,030,252
Citibank NA(1)	3/2/19	40,000	3.290%	3 month LIBOR	(1,350,633)	—	(1,350,633)
Citibank NA(1)	6/1/19	65,500	3.855%	3 month LIBOR	37,685	—	37,685
Citibank NA(2)	11/7/13	123,000	3.488%	3 month LIBOR	(5,132,434)	—	(5,132,434)
Citibank NA(2)	5/15/16	112,000	3.530%	3 month LIBOR	(1,476,817)	—	(1,476,817)
Citibank NA(2)	10/21/18	16,000	4.523%	3 month LIBOR	(1,010,790)	—	(1,010,790)
Citibank NA(2)	11/7/18	68,000	4.138%	3 month LIBOR	(2,091,695)	—	(2,091,695)
Citibank NA(2)	12/11/18	38,000	2.984%	3 month LIBOR	2,416,294	—	2,416,294
Deutsche Bank AG(1)	10/10/13	96,000	3.500%	3 month LIBOR	4,303,535	—	4,303,535
Deutsche Bank AG(1)	11/30/13	116,100	2.794%	3 month LIBOR	1,478,505	—	1,478,505
Deutsche Bank AG(1)	5/31/14	13,625	2.355%	3 month LIBOR	(290,775)	—	(290,775)
Deutsche Bank AG(1)	6/23/19	18,500	4.156%	3 month LIBOR	413,856	—	413,856
Deutsche Bank AG(2)	5/7/19	36,000	3.320%	3 month LIBOR	1,439,745	—	1,439,745
Deutsche Bank AG(2)	7/13/19	75,000	3.547%	3 month LIBOR	990,729	—	990,729
Deutsche Bank AG(2)	11/15/19	28,417	4.546%	3 month LIBOR	(2,467,315)	—	(2,467,315)
Deutsche Bank AG(2)	5/15/20	27,616	4.246%	3 month LIBOR	(1,260,126)	—	(1,260,126)
Deutsche Bank AG(2)	5/15/21	26,415	4.446%	3 month LIBOR	(1,552,412)	—	(1,552,412)
Deutsche Bank AG(2)	5/15/21	26,502	4.419%	3 month LIBOR	(1,464,354)	—	(1,464,354)
JPMorgan Chase Bank(1)	10/2/13	173,000	3.889%	3 month LIBOR	10,606,337	—	10,606,337
JPMorgan Chase Bank(1)	10/7/13	21,750	3.868%	3 month LIBOR	1,288,716	—	1,288,716
JPMorgan Chase Bank(1)	1/30/16	58,500	2.480%	3 month LIBOR	(2,102,760)	—	(2,102,760)
JPMorgan Chase Bank(1)	10/29/18	45,000	4.110%	3 month LIBOR	1,349,286	—	1,349,286
JPMorgan Chase Bank(1)	1/20/19	37,500	2.350%	3 month LIBOR	(3,996,810)	—	(3,996,810)
JPMorgan Chase Bank(1)	3/6/19	28,000	3.248%	3 month LIBOR	(1,054,654)	—	(1,054,654)
JPMorgan Chase Bank(1)	3/9/19	30,000	3.180%	3 month LIBOR	(1,309,962)	—	(1,309,962)
JPMorgan Chase Bank(2)	12/10/11	22,300	2.335%	3 month LIBOR	(437,290)	—	(437,290)
JPMorgan Chase Bank(2)	9/23/13	76,000	4.035%	3 month LIBOR	(5,221,484)	—	(5,221,484)
JPMorgan Chase Bank(2)	9/24/13	181,000	4.113%	3 month LIBOR	(12,959,331)	—	(12,959,331)
JPMorgan Chase Bank(2)	10/27/13	135,640	3.535%	3 month LIBOR	(6,077,725)	—	(6,077,725)
JPMorgan Chase Bank(2)	12/8/18	20,250	2.900%	3 month LIBOR	1,414,635	—	1,414,635
JPMorgan Chase Bank(2)	12/12/18	11,500	2.960%	3 month LIBOR	753,620	—	753,620

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Interest rate swap agreements outstanding at December 31, 2009 (continued):

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Merrill Lynch Capital Services, Inc.(1)	11/25/15	$72,300	3.198%	3 month LIBOR	$2,583	$—	$2,583
Merrill Lynch Capital Services, Inc.(1)	2/3/16	27,500	2.725%	3 month LIBOR	(600,532)	—	(600,532)
Merrill Lynch Capital Services, Inc.(1)	6/16/18	1,600	4.915%	3 month LIBOR	140,459	—	140,459
Merrill Lynch Capital Services, Inc.(1)	9/18/18	23,000	3.950%	3 month LIBOR	533,517	—	533,517
Merrill Lynch Capital Services, Inc.(1)	9/22/18	75,000	4.135%	3 month LIBOR	2,791,407	—	2,791,407
Merrill Lynch Capital Services, Inc.(1)	10/2/18	97,000	4.324%	3 month LIBOR	4,860,135	—	4,860,135
Merrill Lynch Capital Services, Inc.(1)	10/14/18	140,000	4.445%	3 month LIBOR	8,119,007	—	8,119,007
Merrill Lynch Capital Services, Inc.(2)	12/15/11	24,250	2.071%	3 month LIBOR	(341,282)	—	(341,282)
Merrill Lynch Capital Services, Inc.(2)	12/15/18	27,000	2.915%	3 month LIBOR	1,876,508	—	1,876,508
Merrill Lynch Capital Services, Inc.(2)	1/12/19	150,000	2.560%	3 month LIBOR	13,331,803	—	13,331,803
Morgan Stanley Capital Services(1)	1/23/14	225,000	2.113%	3 month LIBOR	(2,185,693)	—	(2,185,693)
Morgan Stanley Capital Services(2)	3/18/12	90,000	2.023%	3 month LIBOR	(1,405,098)	—	(1,405,098)
Morgan Stanley Capital Services(2)	3/27/14	260,275	2.385%	3 month LIBOR	1,238,710	—	1,238,710
Morgan Stanley Capital Services(2)	3/17/19	110,000	3.113%	3 month LIBOR	5,513,497	—	5,513,497
Morgan Stanley Capital Services(2)	4/7/19	20,000	2.985%	3 month LIBOR	1,289,342	—	1,289,342
Royal Bank of Scotland(1)	2/4/16	55,000	2.755%	3 month LIBOR	(1,108,825)	—	(1,108,825)
Royal Bank of Scotland(1)	10/9/18	29,000	4.145%	3 month LIBOR	1,000,927	—	1,000,927
Royal Bank of Scotland(2)	1/7/14	30,500	2.314%	3 month LIBOR	(2,494)	—	(2,494)

					$17,150,919	$—	$17,150,919

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2009:

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount	Fixed		Fair	Paid	Appreciation
Counterparty	Date	(000)(2)#	Rate	Reference Entity/Obligation	Value	(Received)	(Depreciation)

Credit Default Swaps on Corporate Issues-Buy Protection(1):
Citibank NA	3/20/12	$3,000	5.000%	XL Capital Ltd., 5.250%, 9/15/14	$(285,332)	$(159,301)	$(126,031)
Credit Suisse
International	12/20/12	2,450	1.000%	GATX Financial Corp., 5.500%, 2/15/12	(21,343)	26,615	(47,958)
Credit Suisse
International	6/20/14	3,000	1.000%	Centex Corp., 5.250%, 6/15/15	(13,437)	(19,129)	5,692
Credit Suisse
International	6/20/16	3,000	1.000%	Embarq Corp., 7.082%, 6/1/16	(46,779)	(84,573)	37,794
Deutsche Bank AG	3/20/12	3,000	5.000%	Gannett Co., Inc., 6.375%, 4/1/12	(193,380)	(75,728)	(117,652)
Deutsche Bank AG	6/20/13	3,000	1.000%	US Steel Corp., 6.650%, 6/1/37	129,952	174,870	(44,918)
Deutsche Bank AG	9/20/16	5,765	1.000%	Macy’s Retail Holdings, Inc.,
				8.000%, 7/15/12	278,953	592,878	(313,925)
Goldman Sachs
International	3/20/13	2,000	1.000%	Block Financial LLC, 5.125%, 10/30/14	(38,960)	(30,992)	(7,968)
JPMorgan Chase
Bank NA	9/20/16	3,000	1.000%	RR Donnelley & Sons Co.,
				4.950%, 4/1/14	134,445	377,449	(243,004)
JPMorgan Chase
Bank NA	9/20/19	3,000	1.000%	Westvaco Corp., 7.950%, 2/15/31	93,507	59,551	33,956
Morgan Stanley
Capital Services	3/20/12	1,000	5.000%	Gannett Co., Inc., 6.375%, 4/1/12	(64,460)	(36,192)	(28,268)

					$(26,834)	$825,448	$(852,282)

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

(1) If the Portfolio is a buyer of protection, if pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2) Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
# Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Asset-Backed Securities	$—	$68,760,712	$—
Commercial Mortgage-Backed Securities	—	163,027,382	—
Corporate Bonds	—	603,415,044	—
Foreign Agencies	—	22,361,169	—
Municipal Bond	—	2,521,775	—
Residential Mortgage-Backed Securities	—	22,083,337	—
Sovereign	—	14,455,327	—
U.S. Government Agency Obligations	—	57,368,240	—
U.S. Government Mortgage-Backed Obligation	—	6,843,759	—
U.S. Treasury Obligations	—	90,382,431	—
Affiliated Money Market Mutual Fund	138,035,758	—	—

	$138,035,758	1,051,219,176	—
Other Financial Instruments*	(5,386,265)	16,298,637	—

Total	$132,649,493	$1,067,517,813	$—

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial
Instruments*

Balance as of 12/31/08	$(23,162,734)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	23,162,734

Balance as of 12/31/09	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Commercial Mortgage-Backed Securities	15.1%
Banking	14.2
Affiliated Money Market Mutual Funds
(12.5% represents investment purchased
with collateral from securities on loan)	12.8
U.S. Treasury Obligations	8.4
Asset-Backed Securities	6.4
Telecommunications	5.6
U.S. Government Agency Obligations	5.3
Electric	4.8
Healthcare & Pharmaceutical	4.0
Foods	3.9
Insurance	2.9
Foreign Agencies	2.1
Tobacco	2.1
Residential Mortgage-Backed Securities	2.0
Non-Captive Finance	1.8
Cable	1.7
Retailers	1.7
Pipelines & Other	1.5
Capital Goods	1.3
Energy – Other	1.3
Media & Entertainment	1.3
Sovereign	1.3
Technology	1.2
Metals & Mining	1.1
Railroads	1.1
Chemicals	1.0
Energy – Integrated	0.8
Healthcare Insurance	0.8
U.S. Government Mortgage-Backed Obligation	0.6
Paper	0.5
Airlines	0.4
Consumer	0.4
Building Materials & Construction	0.3
Municipal Bond	0.2
Automotive	0.1
Real Estate Investment Trust	0.1

110.1
Liabilities in excess of other assets	(10.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not designated
as hedging instruments,	Balance Sheet	Fair		Balance Sheet	Fair
carried at fair value	Location	Value		Location	Value

Credit contracts	Unrealized appreciation on swap			Unrealized depreciation on swap
	agreements	$77,442		agreements	$929,724
Credit contracts	Premium paid for swap			Premium received for swap
	agreements	1,231,363		agreements	405,915
Interest rate contracts	Unrealized appreciation on swap			Unrealized depreciation on swap
	agreements	78,023,630		agreements	60,872,711
Interest rate contracts	Due to broker-variation margin	2,436,360	*	Due to broker-variation margin	7,822,625	*

Total		$81,768,795			$70,030,975

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated
as hedging instruments,			Purchased	Written
carried at fair value	Futures	Swaps	Options	Options	Total

Interest rate contracts	$(2,343,491)	$68,222,422	$(402,204)	$134,174	$65,610,901
Credit contracts	—	1,407,837	—	—	1,407,837

Total	$(2,343,491)	$69,630,259	$(402,204)	$134,174	$67,018,738

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated
as hedging instruments,
carried at fair value	Futures	Swaps	Total

Interest rate contracts	$(2,089,474)	$(71,513,624)	$(73,603,098)
Credit contracts	—	(3,540,794)	(3,540,794)

Total	$(2,089,474)	$(75,054,418)	$(77,143,892)

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

Purchased	Written	Futures	Futures
Options(1)	Options(2)	Long Position(3)	Short Position(3)

$28,458	$11,536	$466,549,291	$244,770,207

Interest	Credit Default
Rate	Swaps
Swaps(4)	as Buyer(4)

$3,364,964,415	$15,733,000

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments, at value, including securities on loan of $131,984,806:
Unaffiliated investments (cost $950,240,318)	$1,051,219,176
Affiliated investments (cost $138,035,758)	138,035,758
Cash	203,108
Unrealized appreciation on swap agreements	78,101,072
Dividends and interest receivable	11,397,192
Premium paid for swap agreements	1,231,363
Prepaid expenses	29,874

Total Assets	1,280,217,543

LIABILITIES:
Collateral for securities on loan	135,295,548
Unrealized depreciation on swap agreements	61,802,435
Payable for fund share repurchased	879,840
Due to broker-variation margin	606,842
Advisory fees payable	602,810
Premium received for swap agreements	405,915
Shareholder servicing fees payable	84,719
Accrued expenses and other liabilities	59,335
Affiliated transfer agent fee payable	912

Total Liabilities	199,738,356

NET ASSETS	$1,080,479,187

Net assets were comprised of:
Paid-in capital	$610,338,312
Retained earnings	470,140,875

Net assets, December 31, 2009	$1,080,479,187

Net asset value and redemption price per share, $1,080,479,187 / 91,443,148 outstanding shares of beneficial interest	$11.82

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated interest	$114,057,260
Affiliated income from securities lending, net	1,413,617
Affiliated dividend income	789,932

116,260,809

EXPENSES
Advisory fees	15,028,698
Shareholder servicing fees and expenses	2,341,738
Custodian and accounting fees	295,000
Loan interest expense (Note 7)	125,991
Trustees’ fees	52,000
Commitment fee on syndicated credit agreement	32,000
Audit fee	24,000
Legal fees and expenses	18,000
Insurance expenses	17,000
Shareholders’ reports	17,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	15,000
Interest expense (Note 7)	12,000
Miscellaneous	8,213

Total expenses	17,986,640
Less: shareholder servicing fee waiver	(477,521)

Net expenses	17,509,119

NET INVESTMENT INCOME	98,751,690

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	194,463,248
Short sale transactions	(2,453,652)
Futures transactions	(2,343,491)
Swap agreement transactions	69,630,259
Options written transactions	134,174

259,430,538

Net change in unrealized appreciation (depreciation) on:
Investments	(28,316,969)
Short sales	499,548
Futures	(2,089,474)
Swap agreements	(75,054,418)

(104,961,313)

NET GAIN ON INVESTMENTS	154,469,225

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$253,220,915

STATEMENT OF CHANGES IN NET ASSETS

		January 28, 2008*
	Year Ended	through
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$98,751,690	$30,859,496
Net realized gain on investment transactions	259,430,538	35,541,410
Net change in unrealized appreciation (depreciation) on investments	(104,961,313)	216,852,543

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	253,220,915	283,253,449

DISTRIBUTIONS	(66,333,489)	—

FUND SHARE TRANSACTIONS:
Fund share sold [205,194,038 and 485,984,996 shares, respectively]	2,227,184,834	4,854,327,763
Fund share issued in reinvestment of distributions [6,193,603 and 0 shares, respectively]	66,333,489	—
Fund share repurchased [380,126,443 and 225,803,046 shares, respectively]	(4,237,097,627)	(2,300,410,147)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,943,579,304)	2,553,917,616

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,756,691,878)	2,837,171,065
NET ASSETS:
Beginning of period	2,837,171,065	—

End of period	$1,080,479,187	$2,837,171,065

*Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.6%		Value
COMMON STOCKS	Shares	(Note 2)

Austria — 0.5%
Erste Group Bank AG	18,001	$668,897

Canada — 1.4%
Canadian National Railway Co.(a)	37,232	2,023,932

Czech Republic — 0.4%
Komercni Banka A/S	2,315	496,054

France — 12.3%
Air Liquide SA	15,624	1,858,127
AXA SA	58,230	1,367,180
Cie Generale d’Optique Essilor International SA	9,790	585,555
Danone SA	24,345	1,492,392
GDF Suez	37,692	1,632,855
Legrand SA	44,720	1,244,631
LVMH Moet Hennessy Louis Vuitton SA	27,890	3,127,240
Pernod-Ricard SA	16,589	1,418,519
Schneider Electric SA	19,996	2,324,986
Total SA	23,130	1,485,637
Vivendi	24,683	732,584

		17,269,706

Germany — 7.4%
Bayer AG	28,594	2,288,191
Beiersdorf AG	8,550	563,525
Deutsche Boerse AG	17,140	1,419,356
E.ON AG	13,207	554,351
Linde AG	31,390	3,781,935
Merck KGaA	18,830	1,765,646

		10,373,004

Ireland — 1.3%
Accenture PLC (Class A Stock)	44,360	1,840,940

Italy — 0.4%
Intesa Sanpaolo SpA*	121,492	546,716

Japan — 6.1%
Aeon Credit Service Co. Ltd.	29,800	287,691
Canon, Inc.	33,300	1,416,531
Fanuc Ltd.	5,500	512,611
Hirose Electric Co. Ltd.	4,700	492,796
Hoya Corp.	63,400	1,691,672
INPEX Corp.	160	1,209,777
Kao Corp.	56,600	1,326,518
LAWSON, Inc.	8,100	357,739
Shin-Etsu Chemical Co. Ltd.	23,600	1,332,417

		8,627,752

Mexico
Grupo Modelo SAB de CV (Class C Stock)*	6,900	38,292

Netherlands — 4.6%
Heineken NV	76,620	3,637,418
TNT NV	64,154	1,971,033
Wolters Kluwer NV	41,590	909,560

		6,518,011

Singapore — 0.6%
Singapore Telecommunications Ltd.	404,040	889,945

South Korea — 1.3%
Samsung Electronics Co. Ltd.	2,692	1,845,985

Sweden — 0.8%
Svenska Cellulosa AB (Class B Stock)	80,600	1,074,617

Switzerland — 12.1%
Actelion Ltd.*	6,769	361,535
Alcon, Inc.(a)	4,270	701,775
Compagnie Financiere Richemont SA (Class A Stock)	56,156	1,888,350
Givaudan SA	2,398	1,918,796
Julius Baer Group Ltd.	37,297	1,311,678
Nestle SA	95,818	4,650,396
Roche Holding AG	20,970	3,586,140
Sonova Holding AG	3,107	376,413
Swiss Reinsurance Co. Ltd.	19,390	928,871
UBS AG*	80,546	1,254,280

		16,978,234

United Kingdom — 10.0%
Burberry Group PLC	126,740	1,217,287
Diageo PLC	161,655	2,820,248
GlaxoSmithKline PLC	16,070	340,778
Ladbrokes PLC	209,225	462,915
Reckitt Benckiser Group PLC	56,030	3,032,904
Royal Dutch Shell PLC
(Class A Stock)	36,390	1,096,502
Smiths Group PLC	55,389	902,945
Standard Chartered PLC	53,169	1,342,297
Tesco PLC	99,427	685,924
William Hill PLC	233,860	700,134
WPP PLC	158,741	1,552,531

		14,154,465

United States — 38.4%
3M Co.	33,930	2,804,993
Abercrombie & Fitch Co. (Class A Stock)	16,780	584,783
American Express Co.	30,040	1,217,221
Bank of New York Mellon Corp. (The)	88,000	2,461,360
Chevron Corp.	16,250	1,251,088
Cisco Systems, Inc.*	100,210	2,399,027
DENTSPLY International, Inc.	32,300	1,135,991
DST Systems, Inc.*	11,360	494,728
General Mills, Inc.	24,750	1,752,548
Goldman Sachs Group, Inc. (The)	7,420	1,252,793
Harley-Davidson, Inc.(a)	19,460	490,392
Intel Corp.	65,690	1,340,076
International Flavors & Fragrances, Inc.	9,810	403,583
J.M. Smucker Co. (The)	26,594	1,642,180
Johnson & Johnson	25,370	1,634,082
Medtronic, Inc.	56,330	2,477,393
National Oilwell Varco, Inc.	31,770	1,400,739
NIKE, Inc. (Class B Stock)(a)	41,060	2,712,834

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

United States (cont’d.) Omnicom Group, Inc.	51,290	$2,008,003
Oracle Corp.	121,000	2,969,340
PepsiCo, Inc.	20,710	1,259,168
Praxair, Inc.	9,710	779,810
Procter & Gamble Co. (The)	26,644	1,615,426
Rockwell Automation, Inc.	17,990	845,170
Sally Beauty Holdings, Inc.*	33,520	256,428
Sherwin-Williams Co. (The)(a)	9,150	564,098
St. Jude Medical, Inc.*	25,610	941,936
State Street Corp.	57,150	2,488,311
Synthes, Inc.	11,700	1,530,291
Thermo Fisher Scientific, Inc.*	30,140	1,437,377
United Parcel Service, Inc.
(Class B Stock)	27,360	1,569,643
Walgreen Co.	62,150	2,282,148
Walt Disney Co. (The)	84,410	2,722,222
Waters Corp.*(a)	27,780	1,721,249
Zimmer Holdings, Inc.*	28,940	1,710,643

		54,157,074

TOTAL LONG-TERM INVESTMENTS
(cost $134,656,463)		137,503,624

SHORT-TERM INVESTMENT — 6.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $9,431,436; includes $5,008,525 of cash collateral for securities on loan)(b)(w)
(Note 4)	9,431,436	$9,431,436

TOTAL INVESTMENTS (o)— 104.3%
(cost $144,087,899)		146,935,060
Liabilities in excess of other assets — (4.3)%		(6,059,805)

NET ASSETS — 100.0%		$140,875,255

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $4,861,323; cash collateral of $5,008,525 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2009, 54 securities representing $77,429,933 and 55.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks:
Austria	$—	$668,897	$—
Canada	2,023,932	—	—
Czech Republic	—	496,054	—
France	—	17,269,706	—
Germany	—	10,373,004	—
Ireland	1,840,940	—	—
Italy	—	546,716	—
Japan	—	8,627,752	—
Mexico	38,292	—	—
Netherlands	—	6,518,011	—
Singapore	—	889,945	—
South Korea	—	1,845,985	—
Sweden	—	1,074,617	—
Switzerland	2,013,453	14,964,781
United Kingdom	—	14,154,465	—
United States	54,157,074	—	—
Affiliated Money Market Mutual Fund	9,431,436	—	—

	$69,505,127	$77,429,933	$—
Other Financial Instruments*	—	—	—

Total	$69,505,127	$77,429,933	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Chemicals	9.2%
Food	7.3
Financial – Bank & Trust	6.9
Affiliated Money Market Mutual Fund
(3.6% represents investments purchased with collateral
from securities on loan)	6.7
Beverages	6.5
Consumer Products & Services	4.6
Pharmaceuticals	4.3
Retail & Merchandising	4.0
Computer Services & Software	3.7
Financial Services	3.6
Diversified Manufacturing	3.4
Medical Supplies & Equipment	3.4
Healthcare Products	3.4
Entertainment & Leisure	3.0
Electronic Components & Equipment	2.9
Telecommunications	2.8
Oil, Gas & Consumable Fuels	2.8
Transportation	2.5
Semiconductors	2.3
Electronics	2.2
Oil & Gas	2.1
Conglomerates	2.0
Retail	1.7
Media	1.7
Insurance	1.7
Railroads	1.4
Advertising	1.4
Medical Products	1.2
Industrial Products	1.2
Office Equipment	1.0
Oil & Gas Services	1.0
Clothing & Apparel	0.9
Paper & Forest Products	0.8
Utilities	0.4
Electronic Equipment & Instruments	0.3

104.3
Liabilities in excess of other assets	(4.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2009, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

	Amount of Realized Gain or (Loss) on
	Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments,
carried at fair value	Right	Warrants	Total

Equity contracts	$99,121	$(1,555)	$97,566

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $4,861,323:
Unaffiliated investments (cost $134,656,463)	$137,503,624
Affiliated investments (cost $9,431,436)	9,431,436
Foreign currency, at value (cost $46)	46
Receivable for fund share sold	1,261,672
Tax reclaim receivable	517,122
Dividends receivable	108,221
Receivable for investments sold	93,734
Prepaid expenses	1,848

Total Assets	148,917,703

LIABILITIES:
Payable to broker for collateral for securities on loan	5,008,525
Payable for investments purchased	2,827,150
Payable to custodian	90,227
Accrued expenses and other liabilities	59,524
Advisory fees payable	55,304
Affiliated transfer agent fee payable	912
Shareholder servicing fees payable	767
Payable for fund share repurchased	39

Total Liabilities	8,042,448

NET ASSETS	$140,875,255

Net assets were comprised of:
Paid-in capital	$145,181,588
Retained earnings	(4,306,333)

Net assets, December 31, 2009	$140,875,255

Net asset value and redemption price per share,
$140,875,255 / 15,499,315 outstanding shares
of beneficial interest	$9.09

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $176,125 foreign withholding tax)	$1,957,972
Affiliated income from securities lending, net	13,214
Affiliated dividend income	9,811

1,980,997

EXPENSES
Advisory fees	907,511
Custodian and accounting fees	112,000
Shareholder servicing fees and expenses	90,751
Audit fee	26,000
Transfer agent’s fees and expenses (including
affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	10,000
Trustees’ fees	9,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Loan interest expense (Note 7)	444
Miscellaneous	14,371

Total expenses	1,195,077

NET INVESTMENT INCOME	785,920

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(7,354,969)
Foreign currency transactions	(14,885)

(7,369,854)

Net change in unrealized appreciation (depreciation) on:
Investments	32,486,051
Foreign currencies	6,608

32,492,659

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	25,122,805

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,908,725

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$785,920	$1,719,086
Net realized loss on investment and foreign currency transactions	(7,369,854)	(358,871)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	32,492,659	(51,331,330)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,908,725	(49,971,115)

DISTRIBUTIONS	(1,724,859)	(33,686,699)

FUND SHARE TRANSACTIONS:
Fund share sold [7,483,763 and 3,620,519 shares, respectively]	60,127,616	37,683,370
Fund share issued in reinvestment of distributions [233,089 and 3,318,887 shares, respectively]	1,724,859	33,686,699
Fund share repurchased [2,991,662 and 9,840,420 shares, respectively]	(21,276,311)	(100,516,008)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	40,576,164	(29,145,939)

TOTAL INCREASE (DECREASE) IN NET ASSETS	64,760,030	(112,803,753)
NET ASSETS:
Beginning of year	76,115,225	188,918,978

End of year	$140,875,255	$76,115,225

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
LONG-TERM INVESTMENTS — 86.2%	(Unaudited)	Rate		Date	(000)#	(Note 2)

ASSET-BACKED SECURITIES — 6.3%
BA Credit Card Trust, Series 2007-A12, Class A12	Aaa	0.433	%(c)	01/15/13	$2,600	$2,589,949
Bank of America Auto Trust, Series 2009-2A,
Class A2, 144A	Aaa	1.16%		02/15/12	9,400	9,399,880
Bear Stearns Asset Backed Securities Trust,
Series 2007-HE7, Class 1A1	B1	1.231	%(c)	10/25/37	4,751	2,994,300
Capital Auto Receivables Asset Trust, Series 2007-SN2,
Class A3, 144A	Aaa	1.193	%(c)	12/15/10	624	623,794
Capital Auto Receivables Asset Trust, Series 2008-2,
Class A2B	Aaa	1.153	%(c)	03/15/11	5,675	5,679,377
Carrington Mortgage Loan Trust, Series 2007-HE1,
Class A1	Ba1	0.331	%(c)	06/25/37	3,354	2,898,116
Chase Issuance Trust, Series 2005-A4, Class A4	Aaa	4.23%		01/15/13	3,900	3,954,339
Countrywide Asset-Backed Certificates, Series 2006-25,
Class 2A1	A2	0.301	%(c)	06/25/47	1,015	956,445
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2001-HE30, Class A2	Aaa	0.931	%(c)	07/25/32	3	1,732
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-HE1, Class A2	Aaa	0.971	%(c)	08/25/32	98	53,656
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB6, Class A1, 144A	B3	0.351	%(c)	07/25/37	2,724	1,857,042
First NLC Trust, Series 2007-1, Class A1, 144A	Ba3	0.301	%(c)	08/25/37	3,188	2,136,642
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B	Aaa	1.133	%(c)	01/15/11	1,078	1,078,145
Ford Credit Auto Owner Trust, Series 2008-C, Class A3	Aaa	1.653	%(c)	06/15/12	7,200	7,248,054
Ford Credit Auto Owner Trust, Series 2009-A, Class A3B	Aaa	2.739	%(c)	05/15/13	2,600	2,665,681
Ford Credit Auto Owner Trust, Series 2009-B, Class A1, 144A	A-1+(d)	0.988%		06/15/10	836	835,871
Ford Credit Auto Owner Trust, Series 2009-C, Class A1, 144A	P-1	0.796%		07/15/10	2,324	2,324,488
Ford Credit Auto Owner Trust, Series 2009-E, Class A1, 144A	P-1	0.295%		12/15/10	8,698	8,698,457
Franklin Auto Trust, Series 2008-A, Class A2	Aaa	1.237	%(c)	10/20/11	1,026	1,027,730
HFC Home Equity Loan Asset Backed Certificates,
Series 2005-1, Class A	Aaa	0.523	%(c)	01/20/34	2,424	2,049,785
Long Beach Mortgage Loan Trust, Series 2004-4,
Class 1A1	Aaa	0.511	%(c)	10/25/34	23	17,886
Renaissance Home Equity Loan Trust, Series 2003-3,
Class A	Aaa	0.731	%(c)	12/25/33	457	374,690
Renaissance Home Equity Loan Trust, Series 2004-3,
Class AV2A	Aaa	0.591	%(c)	11/25/34	240	188,722
Securitized Asset Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A	B3	0.361	%(c)	05/25/37	2,617	1,828,563
SLM Student Loan Trust, Series 2006-8, Class A2	Aaa	0.282	%(c)	10/25/16	1,949	1,946,402
Soundview Home Equity Loan Trust, Series 2007-OPT5,
Class 2A1	Aaa	1.031	%(c)	10/25/37	1,629	1,590,165
Wells Fargo Home Equity Trust, Series 2005-2, Class AII2	Aaa	0.471	%(c)	10/25/35	408	397,024

TOTAL ASSET-BACKED SECURITIES
(cost $70,841,385)						65,416,935

BANK LOANS(c)(g) — 0.7%
Chrysler Financial, Term B	CAA-(d)	4.34%		08/03/12	4,790	4,662,022
HCA, Inc., Term B	BA-(d)	2.61%		11/16/13	2,221	2,118,888

TOTAL BANK LOANS
(cost $6,886,183)						6,780,910

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
COMMERCIAL MORTGAGE-BACKED	Ratings†	Interest		Maturity	Amount	Value
SECURITIES — 0.5%	(Unaudited)	Rate		Date	(000)#	(Note 2)

GE Capital Commercial Mortgage Corp.,
Series 2002-3A, Class A1	AAA(d)	4.229%		12/10/37	$927	$937,058
Merrill Lynch Floating Trust, Series 2008-LAQA,
Class A1, 144A	AAA(d)	0.78	%(c)	07/09/21	5,200	4,413,731

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $5,966,415)						5,350,789

CONVERTIBLE BOND — 0.1%
Financial Service
National City Corp., Sr. Unsec’d. Notes
(cost $1,083,032)	A3	4.00%		02/01/11	1,065	1,084,969

CORPORATE OBLIGATIONS — 38.2%
Agriculture — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	7.125%		06/22/10	2,500	2,565,355

Airlines — 0.2%
United Air Lines, Inc., Pass-Through Certificates(g)(i)	B2	6.831%		03/01/10	1,800	1,800,000

Electric — 1.0%
Southern Co., Sr. Notes	A3	0.683	%(c)	10/21/11	10,200	10,227,459

Electronic Components & Equipment — 1.4%
Agilent Technologies, Inc., Sr. Unsec’d. Notes	BBB-(d)	4.45%		09/14/12	2,000	2,069,310
Cellco Partnership/Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes	A2	2.869	%(c)	05/20/11	4,800	4,962,893
Enel Finance International SA, Gtd. Notes, 144A
(Luxembourg)	A2	5.70%		01/15/13	6,500	7,014,988

						14,047,191

Financial – Bank & Trust — 11.9%
American Express Bank FSB, Sr. Unsec’d. Notes	A2	5.50%		04/16/13	2,600	2,771,415
American Express Centurion Bank, Sr. Unsec’d. Notes	A2	0.384	%(c)	06/12/12	1,000	970,168
Banco Bilbao Vizcaya Argentaria Puerto Rico, FDIC
Gtd. Notes	Aaa	0.262	%(c)	05/25/12	8,200	8,220,096
Danske Bank A/S, Gov’t. Liquid Gtd. Notes, 144A
(Denmark)	Aaa	0.612	%(c)	05/24/12	6,000	5,979,900
HSBC Finance Corp., Sr. Unsec’d. Notes	A3	0.552	%(c)	04/24/12	1,000	964,484
HSBC Finance Corp., Sr. Unsec’d. Notes, MTN	A3	0.485	%(c)	08/09/11	2,500	2,451,832
Lloyds TSB Bank PLC, Gov’t. Liquid Gtd. Notes, 144A
(United Kingdom)	Aaa	1.11	%(c)	04/01/11	7,700	7,754,169
Lloyds TSB Bank PLC, Gov’t. Liquid Gtd. Notes, 144A
(United Kingdom)	Aaa	1.29	%(c)	04/02/12	18,000	18,300,744
Lloyds TSB Bank PLC, Gov’t. Liquid Gtd. Notes, 144A
(United Kingdom)	Aaa	2.30%		04/01/11	22,900	23,214,486
Lloyds TSB Bank PLC, Sr. Unsec’d. Notes, MTN
(United Kingdom)	Aa3	4.75%		07/15/11	5,700	5,824,830
Santander Central Hispano Issuances Ltd., Bank Gtd. Notes
(Cayman Islands)	Aa3	7.625%		09/14/10	9,100	9,540,777
Societe Financement de l’Economie Francaise,
Gov’t. Liquid Gtd. Notes, 144A (France)	Aaa	2.25%		06/11/12	14,600	14,790,609
Swedbank AB, Gov’t. Liquid Gtd. Notes, 144A (Sweden)	Aaa	0.734	%(c)	01/14/13	8,200	8,176,113
Swedbank AB, Gov’t. Liquid Gtd. Notes, 144A (Sweden)	Aaa	2.80%		02/10/12	9,700	9,909,074
Union Planters Corp., Sub. Notes	Ba1	7.75%		03/01/11	1,000	994,248
Westpac Securities NZ Ltd., Gov’t. Liquid Gtd. Notes, 144A
(New Zealand)	Aaa	3.45%		07/28/14	3,600	3,632,684

						123,495,629

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Financial Services — 15.6%
American Express Co., Sr. Unsec’d. Notes	A3	5.25%		09/12/11	$1,000	$1,048,601
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	5.875%		05/02/13	500	536,579
Bank of Scotland PLC, Bank Gtd. Notes, MTN
(United Kingdom)	AA-(d)	4.265%		07/12/10	4,000	4,036,763
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	1.001	%(c)	06/24/11	2,400	2,419,848
Citigroup, Inc., FDIC Gtd. Notes	Aaa	2.125%		04/30/12	11,000	11,117,788
Citigroup, Inc., Sr. Unsec’d. Notes	A3	0.361	%(c)	05/18/11	2,000	1,965,828
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.50%		04/11/13	7,800	8,086,767
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.00%		02/21/12	6,100	6,439,770
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.50%		08/19/13	4,200	4,473,811
Dexia Credit Local, Gov’t. Liquid Gtd. Notes, 144A (France)	Aa1	0.899	%(c)	09/23/11	12,800	12,908,392
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	7.875%		06/15/10	3,000	3,045,321
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	9.75%		09/15/10	1,000	1,031,849
General Electric Capital Corp., FDIC Gtd. Notes	Aaa	0.253	%(c)	12/21/12	5,000	5,001,885
General Electric Capital Corp., FDIC Gtd. Notes	Aaa	0.505	%(c)	12/07/12	4,000	4,027,944
General Electric Capital Corp., FDIC Gtd. Notes	Aaa	2.25%		03/12/12	8,100	8,217,369
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	0.514	%(c)	09/15/14	1,400	1,320,826
GMAC LLC, FDIC Gtd. Notes	Aaa	0.253	%(c)	12/19/12	3,000	3,002,892
GMAC LLC, FDIC Gtd. Notes	Aaa	1.75%		10/30/12	1,300	1,291,537
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	C(d)	3.011	%(c)	12/23/10	4,200	819,000
Lehman Brothers Holdings, Inc., Sub. Notes(i)	C(d)	7.50%		05/11/38	2,100	630
Macquarie Bank Ltd., Gov’t. Liquid Gtd. Notes, 144A
(Australia)	Aaa	0.484	%(c)	02/16/10	8,000	8,000,000
Macquarie Bank Ltd., Gov’t. Liquid Gtd. Notes, 144A
(Australia)	Aaa	2.60%		01/20/12	1,300	1,327,366
Macquarie Bank Ltd., Gov’t. Liquid Gtd. Notes, 144A
(Australia)	Aaa	3.30%		07/17/14	8,900	8,921,146
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	5.45%		07/15/14	10,000	10,450,140
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	0.482	%(c)	07/25/11	2,800	2,756,970
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	0.485	%(c)	06/05/12	800	776,094
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.30%		03/01/13	2,400	2,529,588
National Australia Bank Ltd., Sr. Notes, 144A (Australia)	Aa1	0.725	%(c)	02/08/10	5,300	5,300,000
National City Bank, Sr. Unsec’d. Notes	A1	0.393	%(c)	01/21/10	5,000	4,982,307
National City Bank, Sub. Notes	A2	6.20%		12/15/11	2,500	2,662,157
Royal Bank of Scotland Group PLC, Jr. Sub. Notes
(United Kingdom)	B3	9.118%		03/31/49	1,700	1,555,500
Royal Bank of Scotland PLC (The), Gov’t. Liquid Gtd. Notes,
144A (United Kingdom)	Aaa	1.45%		10/20/11	6,300	6,285,901
Royal Bank of Scotland PLC (The), Gov’t. Liquid Gtd. Notes,
MTN (United Kingdom)	Aaa	2.65%		04/23/12	3,900	3,972,025
Societe Generale Societe de Credit Fonciere, Covered, MTN
(France)	Aaa	1.033	%(c)	06/19/13	5,000	4,948,600
Svensk Exportkredit AB, Unsec’d. Notes (Sweden)	Aa1	4.50%		09/27/10	9,900	10,176,705
Svenska Handelsbanken AB, Sr. Unsec’d. Notes, 144A
(Sweden)	Aa2	2.875%		09/14/12	5,400	5,433,313

						160,871,212

Insurance — 1.7%
ASIF I, Sr. Sec’d. Notes, MTN (Cayman Islands)	A1	0.432	%(c)	07/26/10	3,400	3,332,280
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A	Aa3	0.504	%(c)	03/15/12	7,700	7,584,108
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A	Aa3	2.157	%(c)	06/10/11	900	917,989
Metropolitan Life Global Funding I, Sr. Unsec’d. Notes, 144A	Aa3	0.853	%(c)	09/17/10	1,000	1,000,797
New York Life Global Funding, Sec’d. Notes, 144A(g)	Aaa	0.379	%(c)	06/16/11	5,100	5,072,547

						17,907,721

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount		Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#		(Note 2)

Oil & Gas — 1.0%
Gaz Capital SA, Sr. Unsec’d. Notes, 144A (Luxembourg)	Baa1	8.146%		04/11/18		$5,300	$5,584,875
Qatar Petroleum, Unsub. Notes, 144A (Qatar)	Aa2	5.579%		05/30/11		500	513,834
Williams Cos., Inc., Sr. Unsec’d. Notes, 144A	Baa3	6.375%		10/01/10		700	712,670
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.625%		06/15/13		3,300	3,508,484

							10,319,863

Paper & Forest Products — 0.1%
Georgia-Pacific Corp., Sr. Unsec’d. Notes	B2	8.125%		05/15/11		1,300	1,365,000

Pipelines — 1.3%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	6.00%		07/01/13		2,600	2,779,876
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	7.125%		03/15/12		7,715	8,412,883
Kinder Morgan Finance Co. ULC, Gtd. Notes (Canada)	Ba1	5.35%		01/05/11		2,000	2,020,000

							13,212,759

Savings & Loan — 1.0%
Nationwide Building Society, Gov’t. Liquid Gtd. Notes, 144A
(United Kingdom)	Aaa	0.453	%(c)	05/17/12		10,000	9,973,890
Sovereign Bancorp, Inc., FDIC Gtd. Notes	Aaa	2.50%		06/15/12		100	102,105

							10,075,995

Telecommunications — 2.8%
Deutsche Telekom International Finance BV, Gtd. Notes
(Netherlands)	Baa1	8.50%		06/15/10		5,735	5,926,698
Koninklijke KPN NV, Sr. Unsec’d. Notes (Netherlands)	Baa2	8.00%		10/01/10		5,000	5,250,000
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.875%		09/01/11		2,200	2,304,500
Sprint Nextel Corp., Sr. Unsec’d. Notes	Ba3	0.651	%(c)	06/28/10		5,650	5,560,854
Telecom Italia Capital SA, Co., Gtd. Notes (Luxembourg)	BBB(d)	4.00%		01/15/10		9,600	9,610,729

							28,652,781

TOTAL CORPORATE OBLIGATIONS
(cost $395,918,089)							394,540,965

FOREIGN GOVERNMENT BONDS — 1.0%
Kommunalbanken A/S, Sr. Unsec’d. Notes, MTN (Norway)	Aaa	3.375%		11/15/11		6,000	6,165,732
Republic of Brazil, Sr. Unsec’d. Notes (Brazil)	Baa3	10.25%		01/10/28	BRL	6,600	3,790,925

TOTAL FOREIGN GOVERNMENT BONDS
(cost $9,467,965)							9,956,657

MUNICIPAL BONDS — 0.4%
California — 0.4%
State of California, General Obligation Bonds	Baa1	5.65	%(c)	04/01/39		3,900	4,032,951

New Jersey
New Jersey Transportation Trust Fund Authority,
Revenue Bonds	A1	6.875%		12/15/39		500	515,920

TOTAL MUNICIPAL BONDS
(cost $4,421,811)							4,548,871

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
RESIDENTIAL MORTGAGE-BACKED	Ratings†	Interest		Maturity	Amount	Value
SECURITIES — 7.6%	(Unaudited)	Rate		Date	(000)#	(Note 2)

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-8, Class 2A1	Aaa	3.708	%(c)	01/25/34	$587	$553,622
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-9, Class 2A1	Aa3	4.936	%(c)	02/25/34	669	581,840
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-8, Class 13A1	Baa2	3.781	%(c)	11/25/34	5,200	4,237,925
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A1	Aaa	2.43	%(c)	08/25/35	836	728,266
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Ba1	5.378	%(c)	09/25/35	2,870	1,919,793
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	Caa1	5.672	%(c)	01/25/36	4,261	2,504,306
Bear Stearns Structured Products, Inc., Series 2007-R6,
Class 1A1	B2	5.627	%(c)	01/26/36	4,694	2,708,182
Bear Stearns Structured Products, Inc., Series 2007-R6,
Class 2A1	Caa1	5.673	%(c)	12/26/46	4,861	2,746,192
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A1	A3	5.44	%(c)	08/25/35	1,452	1,285,566
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A3	A3	4.098	%(c)	08/25/35	408	332,428
Countrywide Alternative Loan Trust, Series 2003-J3,
Class 2A1	AAA(d)	6.25%		12/25/33	265	264,997
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J7, Class 4A2	AAA(d)	0.636	%(c)	08/25/18	293	283,426
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-R4, Class 2A, 144A	Aa3	6.50	%(c)	01/25/34	426	401,096
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 2A1	Aaa	0.571	%(c)	02/25/35	1,138	746,105
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-3, Class 2A1	Aa3	0.521	%(c)	04/25/35	1,871	986,848
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-11, Class 3A1	Baa3	3.238	%(c)	04/25/35	1,492	797,078
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-R2, Class 1AF1, 144A	Aa3	0.576	%(c)	06/25/35	3,654	3,215,106
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-8, Class 5A1	Aaa	6.50%		04/25/33	73	70,864
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR15, Class 2A1	Aaa	3.34%	%(c)	06/25/33	1,487	1,260,526
Fannie Mae, Series 1988-22, Class A	Aaa	2.522	%(c)	08/25/18	6	5,695
Fannie Mae, Series 1996-39, Class H	Aaa	8.00%		11/25/23	66	73,199
Fannie Mae, Series 2003-92, Class PC	Aaa	4.50%		05/25/15	1,890	1,903,961
Fannie Mae, Series 2004-11, Class A	Aaa	0.351	%(c)	03/25/34	553	498,794
Fannie Mae, Series 2006-5, Class 3A2	Aaa	3.855	%(c)	05/25/35	607	601,990
Fannie Mae, Series 2007-114, Class A6	Aaa	0.431	%(c)	10/27/37	6,000	5,932,860
FHLMC Structured Pass-Through Securities, Series T-57,
Class 1A1	Aaa	6.50%		07/25/43	2,364	2,562,232
FHLMC Structured Pass-Through Securities, Series T-59,
Class 1A2	Aaa	7.00%		10/25/43	1,349	1,496,457
FHLMC Structured Pass-Through Securities, Series T-61,
Class 1A1	Aaa	2.032	%(c)	07/25/44	1,988	1,893,001
FHLMC Structured Pass-Through Securities, Series T-62,
Class 1A1	Aaa	1.832	%(c)	10/25/44	6,821	6,509,946
FHLMC Structured Pass-Through Securities, Series T-75,
Class A1	Aaa	0.276	%(c)	12/25/36	5,125	4,746,987
First Horizon Alternative Mortgage Securities,
Series 2004-AA3, Class A1	Aa3	3.085	%(c)	09/25/34	950	750,396
First Republic Mortgage Loan Trust, Series 2002-FRB1,
Class A	Aaa	0.539	%(c)	08/15/32	1,989	1,553,373
Freddie Mac, Series 2538, Class CA	Aaa	5.00%		04/15/16	78	77,941
Freddie Mac, Series 2957, Class HA	Aaa	5.00%		01/15/27	33	33,310

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
RESIDENTIAL MORTGAGE-BACKED	Ratings†	Interest		Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Freddie Mac, Series 2987, Class HD	Aaa	4.50%		07/15/18	$1,384	$1,430,809
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1,
Class 22A	AAA(d)	4.565	%(c)	06/25/34	1,113	919,982
Government National Mortgage Assoc., Series 1998-15,
Class C	Aaa	6.50%		06/20/28	1,462	1,577,076
Greenpoint Mortgage Funding Trust, Series 2005-AR2,
Class A1	Baa2	0.461	%(c)	06/25/45	665	389,033
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1	B(d)	3.829	%(c)	10/25/33	993	733,341
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	Aa2	3.724	%(c)	06/25/34	204	174,493
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	AAA(d)	3.336	%(c)	09/25/35	2,493	2,162,013
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1	A(d)	4.092	%(c)	04/25/36	2,933	2,298,526
Harborview Mortgage Loan Trust, Series 2004-6,
Class 3A2A	A2	4.05	%(c)	08/19/34	2,152	1,578,214
MLCC Mortgage Investors, Inc., Series 2005-2, Class 2A	A3	4.25	%(c)	10/25/35	1,912	1,685,559
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	A1	1.236	%(c)	10/25/35	1,777	1,453,607
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-4, Class 3A2	Aa3	3.262	%(c)	04/25/34	2,108	1,719,120
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 3A1	Baa3	4.289	%(c)	01/25/35	316	250,662
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-23, Class 1A3	CCC(d)	5.45	%(c)	01/25/36	857	712,320
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A1	Aa1	0.487	%(c)	07/19/35	782	449,560
Washington Mutual Mortgage Pass-Through Certificates,
Series 2002-AR2, Class A	Aaa	2.509	%(c)	02/27/34	342	276,282
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR5, Class A7	Aaa	2.912	%(c)	06/25/33	112	106,294
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR9, Class 2A	Aaa	2.882	%(c)	09/25/33	3,534	3,499,512
Washington Mutual Mortgage Pass-Through Certificates,
Series 2004-AR1, Class A	A3	3.668	%(c)	03/25/34	475	431,731
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A	Aaa	0.556	%(c)	01/25/45	57	39,657
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1	A1	0.496	%(c)	11/25/45	701	501,847
Washington Mutual Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A	A2	1.544	%(c)	02/25/46	1,958	1,226,711
Washington Mutual Mortgage Pass-Through Certificates,
Series 2006-AR9, Class 1A	Ba1	1.632	%(c)	08/25/46	1,209	682,908

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $97,057,090)						78,563,565

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 10.5%
Federal Home Loan Mortgage Corp.		3.479	%(c)	07/01/29	53	55,280
Federal Home Loan Mortgage Corp.		3.592	%(c)	12/01/26	24	24,863
Federal Home Loan Mortgage Corp.		3.759	%(c)	01/01/34	92	92,737
Federal Home Loan Mortgage Corp.		6.00%		01/01/30-01/01/38	4,643	4,962,367
Federal National Mortgage Assoc.		2.857	%(c)	12/01/29	38	39,650
Federal National Mortgage Assoc.		3.658	%(c)	01/01/25	8	8,168
Federal National Mortgage Assoc.		4.50%		12/01/39	23,000	22,980,833
Federal National Mortgage Assoc.		4.592	%(c)	04/01/32	12	11,777
Federal National Mortgage Assoc.		4.866	%(c)	03/01/17	206	214,364
Federal National Mortgage Assoc.		4.936	%(c)	04/01/24	67	68,404
Federal National Mortgage Assoc.		5.00%		07/01/24-09/01/35	1,804	1,875,937
Federal National Mortgage Assoc.		5.50%		12/01/32-08/01/38	22,125	23,219,937
Federal National Mortgage Assoc.		6.00%		09/01/35-08/01/38	50,075	53,089,871

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

				Principal
U.S. GOVERNMENT MORTGAGE-BACKED	Interest		Maturity	Amount	Value
SECURITIES (Continued)	Rate		Date	(000)#	(Note 2)

Federal National Mortgage Assoc.	6.50%		09/01/36	$322	$345,171
Government National Mortgage Assoc.	3.625	%(c)	07/20/17-07/20/24	69	71,238
Government National Mortgage Assoc.	4.125	%(c)	11/20/29	172	175,525
Government National Mortgage Assoc.	4.375	%(c)	05/20/24-06/20/26	260	266,802
Government National Mortgage Assoc.	6.00%		08/15/38-10/15/38	881	931,890
Government National Mortgage Assoc.	6.50%		04/15/26-06/15/29	138	146,764

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
(cost $105,285,331)					108,581,578

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.7%
Federal Farm Credit Bank, Bonds	0.305	%(c)	07/01/11	17,400	17,418,131
Federal Farm Credit Bank, Bonds	0.323	%(c)	05/18/11	15,000	15,019,545
Federal Home Loan Bank, Bonds	0.88%		01/20/11	3,500	3,504,722
Federal Home Loan Bank, Bonds	0.95%		02/03/11	20,500	20,566,461
Federal Home Loan Mortgage Corp., Notes	0.10	%(c)	11/09/11	20,000	19,958,500
Federal Home Loan Mortgage Corp., Notes	0.189	%(c)	05/04/11	12,000	12,010,620
Federal Home Loan Mortgage Corp., Notes	0.208	%(c)	08/05/11	17,930	17,926,557
Federal Home Loan Mortgage Corp., Notes	0.334	%(c)	04/07/11	10,000	10,013,150
Federal National Mortgage Assoc., Notes	2.00%		03/02/11	5,000	5,014,030

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $121,522,128)					121,431,716

U.S. TREASURY OBLIGATION — 9.2%
U.S. Treasury Notes
(cost $96,930,688)	2.375%		10/31/14	96,100	95,056,354

TOTAL LONG-TERM INVESTMENTS
(cost $915,380,117)					891,313,309

SHORT-TERM INVESTMENTS — 12.3%
U.S. GOVERNMENT AGENCY OBLIGATION — 0.3%
Federal National Mortgage Assoc.(n)
(cost $2,999,971)	0.035%		01/11/10	3,000	2,999,971

U.S. TREASURY OBLIGATIONS(n) — 1.4%
U.S. Cash Management Bill(l)	0.143%		04/01/10	260	259,962
U.S. Cash Management Bill(l)	1.00%		04/01/10	340	339,951
U.S. Treasury Bills(l)	0.054%		03/04/10	340	339,975
U.S. Treasury Bills(k)	0.108%		03/18/10	10,000	9,998,990
U.S. Treasury Bills(l)	0.161%		03/18/10	400	399,959
U.S. Treasury Bills(l)	0.175%		04/08/10	350	349,927
U.S. Treasury Bills(l)	0.189%		03/25/10	350	349,964
U.S. Treasury Bills(k)(l)	0.222%		03/11/10	1,518	1,517,875
U.S. Treasury Bills(l)	0.26%		02/25/10	1,150	1,149,988
TOTAL U.S. TREASURY OBLIGATIONS
(cost $14,706,068)					14,706,591
				Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 0.1%
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $1,107,127)(w)				1,107,127	1,107,127

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Principal
	Amount	Value
REPURCHASE AGREEMENTS — 10.5%	(000)#	(Note 2)

Banc of America Securities LLC, 0.01%, dated 12/31/09,
due 01/04/10 in the amount of $96,700,107
(cost $96,700,000; collateralized by $98,944,000
U.S. Treasury Notes, 2.625%, maturity date 12/31/14;
the value of collateral plus interest was $98,696,640)	$96,700	$96,700,000
Banc of America Securities LLC, 0.10%, dated 12/14/09,
due 01/06/10 in the amount of $4,000,244(g)
(cost $4,000,000; collateralized by $4,045,000
U.S. Treasury Notes, 1.00%, maturity date 07/31/11;
the value of collateral plus interest was $4,068,770)	4,000	4,000,000
Deutsche Bank Securities, Inc., 0.09%, dated 12/21/09,
due 01/05/10 in the amount of $7,600,266(g)
(cost $7,600,000; collateralized by $7,610,000
Federal National Mortgage Assoc., 2.4%, maturity
date 08/24/10; the value of collateral plus interest
was $7,730,517)	7,600	7,600,000

TOTAL REPURCHASE AGREEMENTS
(cost $108,300,000)		108,300,000

TOTAL SHORT-TERM INVESTMENTS
(cost $127,113,166)		127,113,689

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 98.5%
(cost $1,042,493,283)		1,018,426,998

		Contracts/
		Notional
		Amounts
	Counterparty	(000)#

OPTIONS WRITTEN* — (0.1)%
Call Options
10 Year U.S. Treasury Note Futures,
expiring 02/19/10, Strike Price $120		15,600	(7,312)
Interest Rate Swap Options,
expiring 02/17/10 @ 3.25%	Barclays Capital Group	10,300	(2,804)
expiring 02/17/10 @ 3.25%	Morgan Stanley	1,100	(300)
expiring 04/19/10 @ 3.25%	Credit Suisse First Boston Corp.	8,600	(14,588)
expiring 04/19/10 @ 3.25%	Deutsche Bank	24,400	(41,388)
expiring 04/19/10 @ 3.25%	Royal Bank of Scotland	12,300	(20,864)

			(87,256)

Put Options — (0.1)%
10 Year U.S. Treasury Note Futures,
expiring 02/19/10, Strike Price $115		16,200	(156,937)
Interest Rate Swap Options,
expiring 02/17/10 @ 4.00%	Barclays Capital Group	10,300	(167,624)
expiring 02/17/10 @ 4.00%	Morgan Stanley	1,700	(27,666)
expiring 04/19/10 @ 4.25%	Credit Suisse First Boston Corp.	11,900	(222,103)
expiring 04/19/10 @ 4.25%	Royal Bank of Scotland	33,800	(630,846)
expiring 04/19/10 @ 5.00%	Deutsche Bank	24,400	(92,739)
expiring 08/31/10 @ 5.50%	Royal Bank of Scotland	21,000	(37,710)
expiring 08/31/10 @ 6.00%	Royal Bank of Scotland	6,500	(12,528)
expiring 08/31/10 @ 6.00%	Royal Bank of Scotland	5,100	(20,602)

			(1,368,755)

TOTAL OPTIONS WRITTEN
(premiums received $1,505,547)			(1,456,011)

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

			Principal
	Interest	Maturity	Amount	Value
SECURITIES SOLD SHORT — (11.0)%	Rate	Date	(000)#	(Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
Federal National Mortgage Assoc.	4.50%	TBA	$23,000	$(22,956,875)
Federal National Mortgage Assoc.	5.50%	TBA	23,000	(24,074,537)
Federal National Mortgage Assoc.	6.00%	TBA	27,000	(28,594,674)
Federal National Mortgage Assoc.	6.00%	TBA	30,000	(31,678,140)
Federal Home Loan Mortgage Corp.	6.00%	TBA	6,000	(6,361,872)

TOTAL SECURITIES SOLD SHORT
(proceeds received $114,540,508)				(113,666,098)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 87.4%
(cost $926,447,228)				903,304,889
Other assets in excess of other liabilities(x) — 12.6%				130,578,545

NET ASSETS — 100.0%				$1,033,883,434

The following abbreviations are used in the Portfolio descriptions:
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corp.
FHLMC	Federal Home Loan Mortgage Corporation
FSB	Federal Savings Bank
MTN	Medium Term Note
TBA	To Be Announced
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
SGD	Singapore Dollar
ZAR	South African Rand
*	Non-income producing security.
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security or securities that have been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Security segregated as collateral for futures contracts.
(l)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

(x)	Other assets in excess of other liabilities includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

Futures contracts open at December 31, 2009:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions:
495	90 Day Euro Dollar	Dec 10	$121,553,437	$121,856,625	$303,188
339	2 Year U.S. Treasury Notes	Mar 10	73,727,750	73,314,047	(413,703)

					$(110,515)

Forward foreign currency exchange contracts outstanding at December 31, 2009:

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Date Payable	Value	(Depreciation)

Australian Dollar,
Expiring 01/11/10	Royal Bank of Scotland PLC	AUD	2,133	$1,977,718	$1,913,774	$(63,944)
Chilean Peso,
Expiring 02/19/10	JPMorgan Securities	CLP	157,845	286,783	311,680	24,897
Chinese Yuan,
Expiring 11/17/10	Citibank	CNY	4,325	652,000	638,248	(13,752)
Expiring 03/29/10	Deutsche Bank	CNY	16,149	2,387,108	2,367,556	(19,552)
Expiring 03/29/10	Deutsche Bank	CNY	6,872	1,019,000	1,007,516	(11,484)
Expiring 11/17/10	Deutsche Bank	CNY	4,245	640,000	626,454	(13,546)
Expiring 11/17/10	Deutsche Bank	CNY	3,521	532,000	519,562	(12,438)
Expiring 11/17/10	Deutsche Bank	CNY	2,296	346,903	338,793	(8,110)
Expiring 11/17/10	Deutsche Bank	CNY	1,089	164,000	160,650	(3,350)
Expiring 11/17/10	Morgan Stanley & Co., Inc.	CNY	2,197	332,000	324,238	(7,762)
Expiring 11/17/10	Morgan Stanley & Co., Inc.	CNY	2,197	332,000	324,140	(7,860)
Expiring 11/23/10	Barclays Capital Group	CNY	1,565	236,000	230,932	(5,068)
Expiring 11/23/10	Barclays Capital Group	CNY	1,102	166,000	162,668	(3,332)
Euro,
Expiring 03/17/10	Goldman Sachs & Co., Inc.	EUR	9,782	14,208,895	14,021,342	(187,553)
Japanese Yen,
Expiring 01/14/10	Credit Suisse First Boston Corp.	JPY	400,000	4,531,643	4,295,163	(236,480)
Mexican Peso,
Expiring 04/22/10	JPMorgan Securities	MXN	104,437	7,870,157	7,875,783	5,626
Singapore Dollar,
Expiring 02/11/10	JPMorgan Securities	SGD	32	23,052	22,766	(286)
Expiring 03/17/10	Barclays Capital Group	SGD	43	31,000	30,619	(381)
Expiring 03/17/10	Morgan Stanley & Co., Inc.	SGD	33	23,710	23,471	(239)
Expiring 03/17/10	Royal Bank of Scotland	SGD	18	12,622	12,488	(134)
Expiring 06/16/10	Citibank	SGD	55	39,664	39,094	(570)
South African Rand,
Expiring 02/18/10	Citibank	ZAR	10,130	1,321,707	1,359,889	38,182

				$37,133,962	$36,606,826	$(527,136)

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional
			Amount	Value at Settlement	Current	Unrealized
Purchase Contracts	Counterparty		(000)	Date Receivable	Value	Appreciation

British Pound,
Expiring 01/13/10	Citibank	GBP	992	$1,649,855	$1,602,152	$47,703
Chinese Yuan,
Expiring 03/29/10	Barclays Capital Group	CNY	1,601	236,000	234,707	1,293
Expiring 03/29/10	Barclays Capital Group	CNY	1,127	166,000	165,176	824
Expiring 03/29/10	Citibank	CNY	4,424	652,000	648,619	3,381
Expiring 03/29/10	Deutsche Bank	CNY	4,345	640,000	637,010	2,990
Expiring 03/29/10	Deutsche Bank	CNY	3,610	532,000	529,280	2,720
Expiring 03/29/10	Deutsche Bank	CNY	2,296	338,315	336,586	1,729
Expiring 03/29/10	Deutsche Bank	CNY	1,113	164,000	163,186	814
Expiring 03/29/10	Morgan Stanley & Co., Inc.	CNY	2,253	332,000	330,303	1,697
Expiring 03/29/10	Morgan Stanley & Co., Inc.	CNY	2,252	332,000	330,205	1,795
Euro,
Expiring 02/18/10	Royal Bank of Scotland	EUR	10,544	15,648,140	15,114,360	533,780
Japanese Yen,
Expiring 01/25/10	BNP Paribas	JPY	540,180	6,018,551	5,800,746	217,805

				$26,708,861	$25,892,330	$816,531

Interest rate swap agreements outstanding at December 31, 2009:

							Upfront
		Notional					Premiums	Unrealized
	Termination	Amount		Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)#		Rate	Rate	Value	(Received)	(Depreciation)

Royal Bank of
Scotland PLC(1)	12/16/14		$61,600	4.00%	3 month LIBOR	$3,107,185	$2,471,829	$635,356
UBS AG(1)	06/15/12	AUD	187,200	4.50%	3 month Australian Bank Bill rate	(2,051,230)	(590,561)	(1,460,669)

						$1,055,955	$1,881,268	$(825,313)

(1) Portfolio pays the floating rate and receives the fixed rate.
# Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2009:

					Implied Credit		Upfront
		Notional			Spread at		Premiums	Unrealized
	Termination	Amount	Fixed	Reference Entity/	December 31,	Fair	Paid	Appreciation
Counterparty	Date	(000)(2)#	Rate	Obligation	2009(3)	Value	(Received)	(Depreciation)

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection(1)
Barclays Bank PLC	12/20/10	$5,500	1.00%	Federal Republic of Brazil,
				12.25%, due 03/06/30	0.609%	$24,193	$23,104	$1,089
Deutsche Bank AG	12/20/10	2,900	1.00%	Federal Republic of Brazil,
				12.25%, due 03/06/30	0.609%	12,676	11,458	1,218
Barclays Bank PLC	06/20/10	1,500	5.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	0.594%	32,752	(27,528)	60,280
Barclays Bank PLC	06/20/12	6,900	5.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	1.478%	594,695	103,160	491,535
Morgan Stanley
Capital Services, Inc.	06/20/11	1,300	5.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	1.360%	71,840	(44,678)	116,518
Deutsche Bank AG	06/20/10	3,000	1.02%	General Electric Capital Corp.,
				6.00%, due 06/15/12	0.594%	5,533	—	5,533

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Credit default swap agreements outstanding at December 31, 2009 (continued):

					Implied Credit		Upfront
		Notional			Spread at		Premiums	Unrealized
	Termination	Amount	Fixed	Reference Entity/	December 31,	Fair	Paid	Appreciation
Counterparty	Date	(000)(2)#	Rate	Obligation	2009(3)	Value	(Received)	(Depreciation)

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection(1) (cont’d.)
Merrill Lynch & Co., Inc.	09/20/12	$10,000	0.80%	Morgan Stanley,
				6.60%, due 04/01/12	0.871%	$(29,271)	$—	$(29,271)
Barclays Bank PLC	12/20/10	2,900	1.00%	United Mexican States,
				7.50%, due 04/08/33	0.681%	10,715	(689)	11,404
Deutsche Bank AG	12/20/10	2,700	1.00%	United Mexican States,
				7.50%, due 04/08/33	0.681%	9,976	—	9,976

						$733,109	$64,827	$668,282 (4)

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1) If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4) Cash of $370,000 has been segregated with the broker to cover requirements for open swap agreements as of December 31, 2009.

# Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Asset-Backed Securities	$—	$65,416,935	$—
Bank Loans	—	6,780,910	—
Commercial Mortgage-Backed Securities	—	5,350,789	—
Corporate Obligations	—	394,540,965	—
Convertible Bond	—	1,084,969	—
Foreign Government Bonds	—	9,956,657	—
Municipal Bonds	—	4,548,871	—
Residential Mortgage-Backed Securities	—	78,563,565	—
U.S. Government Agency Mortgage-Backed Obligations	—	108,581,578	—
U.S. Government Agency Obligations	—	124,431,687	—
U.S. Treasury Obligations	—	109,762,945	—
Repurchase Agreements	—	108,300,000	—
Affiliated Money Market Mutual Fund	1,107,127	—	—
Options Written	—	(1,456,011)	—
Short Sales – U.S. Government Mortgage-Backed Obligations	—	(113,666,098)	—

	$1,107,127	$902,197,762	$—
Other Financial Instruments*	(110,515)	132,364	—

Total	$996,612	$902,330,126	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial
Instruments

Balance as of 12/31/08	$152,392
Accrued discounts/premiums	—
Realized gain (loss)	— **
Change in unrealized appreciation (depreciation)	(152,392)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/09	$—

** The realized gain during the period for other financial instruments was $202,625.

The industry classification of investments and other assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:
Financial Services	15.7%
U.S. Government Agency Obligations	12.0
Financial – Bank & Trust	11.9
U.S. Treasury Obligations	10.6
U.S. Government Mortgage-Backed Securities	10.5
Repurchase Agreements	10.5
Residential Mortgage-Backed Securities	7.6
Asset-Backed Securities	6.3
Telecommunications	2.8
Insurance	1.7
Electronic Components & Equipment	1.4
Pipelines	1.3
Oil & Gas	1.0
Electric	1.0
Savings & Loan	1.0
Foreign Government Bonds	1.0
Bank Loans	0.7
Commercial Mortgage-Backed Securities	0.5
Municipal Bonds	0.4
Agriculture	0.2
Airlines	0.2
Paper & Forest Products	0.1
Affiliated Money Market Mutual Fund	0.1

98.5
Options Written and Securities Sold Short	(11.1)
Other assets in excess of other liabilities	12.6

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Interest rate contracts	Due to broker-variation margin	$303,188 *	Due to broker-variation margin	$413,703 *
Interest rate contracts	Unrealized appreciation on swap		Unrealized depreciation on swap
	agreements	635,356	agreements	1,460,669
Interest rate contracts	Premiums paid for swap		Premiums received for swap
	agreements	2,471,829	agreements	590,561
Interest rate contracts	—		Written options outstanding,
		—	at value	1,456,011
Foreign exchange contracts	Unrealized appreciation on foreign		Unrealized depreciation on foreign
	currency forward contracts	885,236	currency forward contracts	595,841
Credit contracts	Unrealized appreciation on swap		Unrealized depreciation on swap
	agreements	697,553	agreements	29,271
Credit contracts	Premiums paid for swap		Premiums received for swap
	agreements	137,722	agreements	72,895

Total		$5,130,884		$4,618,951

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
					Forward
Derivatives not accounted for as hedging	Purchased		Written		Currency
instruments, carried at fair value	Options	Futures	Options	Swaps	Contracts	Total

Interest rate contracts	$739,057	$5,384,385	$2,156,662	$(8,155,874)	$—	$124,230
Foreign exchange contracts	997,396	—	—	—	(4,044,042)	(3,046,646)
Credit contracts	—	—	—	1,188,921	—	1,188,921

Total	$1,736,453	$5,384,385	$2,156,662	$(6,966,953)	$(4,044,042)	$(1,733,495)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

					Forward
Derivatives not accounted for as hedging	Purchased		Written		Currency
instruments, carried at fair value	Options	Futures	Options	Swaps	Contracts	Total

Interest rate contracts	$(2,347,739)	$(5,236,734)	$3,271,010	$20,520,261	$—	$16,206,798
Foreign exchange contracts	(1,952,236)	—	—	—	7,195,042	5,242,806
Credit contracts	—	—	—	1,760,891	—	1,760,891

Total	$(4,299,975)	$(5,236,734)	$3,271,010	$22,281,152	$7,195,042	$23,210,495

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

				Forward	Forward		Credit
			Futures	Currency	Currency	Interest	Default
	Purchased	Written	Long	Contracts –	Contracts –	Rate	Swaps
	Options(1)	Options(2)	Position(3)	Purchased(4)	Sold(5)	Swaps(6)	as writer(6)

Interest rate contracts	$1,605,771	$1,516,962	$641,273,480	$53,483,526	$40,667,899	$384,215,046	$44,272,853

(1) Cost.
(2) Premium Received.
(3) Value at Trade Date.
(4) Value at Settlement Date Payable.
(5) Value at Settlement Date Receivable.
(6) Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,041,386,156)	$1,017,319,871
Affiliated investments (cost $1,107,127)	1,107,127
Cash	468,493
Deposit with broker	370,000
Receivable for investments sold	174,247,772
Receivable for fund share sold	10,406,214
Dividends and interest receivable	4,753,006
Premiums paid for swap agreements	2,609,551
Unrealized appreciation on swap agreements	1,332,909
Unrealized appreciation on foreign currency
forward contracts	885,236
Prepaid expenses	17,799

Total Assets	1,213,517,978

LIABILITIES:
Securities sold short, at value
(proceeds received $114,540,508)	113,666,098
Payable for investments purchased	55,193,594
Due to broker	5,000,000
Unrealized depreciation on swap agreements	1,489,940
Written options, at value
(premiums received $1,505,547)	1,456,011
Payable to custodian	919,917
Premiums received for swap agreements	663,456
Unrealized depreciation on foreign currency
forward contracts	595,841
Advisory fees payable	251,127
Payable for fund share repurchased	144,711
Due to broker-variation margin	144,000
Accrued expenses and other liabilities	103,769
Shareholder servicing fees payable	5,168
Affiliated transfer agent fee payable	912

Total Liabilities	179,634,544

NET ASSETS	$1,033,883,434

Net assets were comprised of:
Paid-in capital	$1,029,066,091
Retained earnings	4,817,343

Net assets, December 31, 2009	$1,033,883,434

Net asset value and redemption price per share,
$1,033,883,434 / 98,885,210 outstanding shares
of beneficial interest	$10.46

STATEMENT OF OPERATIONS
Year Ended December 31, 2009
INVESTMENT INCOME
Unaffiliated interest income	$31,569,668
Affiliated dividend income	24,767

31,594,435

EXPENSES
Advisory fees	5,760,829
Shareholder servicing fees and expenses	886,281
Custodian and accounting fees	250,000
Audit fee	44,000
Shareholders’ reports	22,000
Trustees’ fees	21,000
Insurance expenses	16,000
Transfer agent’s fees and expenses
(including affiliated expense of $7,400) (Note 4)	13,000
Commitment fee on syndicated credit agreement	10,000
Legal fees and expenses	9,000
Miscellaneous	8,575

Total expenses	7,040,685
Less: shareholder servicing fee waiver	(52,852)

Net expenses	6,987,833

NET INVESTMENT INCOME	24,606,602

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	9,039,931
Futures transactions	5,384,385
Short sale transactions	(5,693,515)
Options written transactions	2,156,662
Swap agreement transactions	(6,966,953)
Foreign currency transactions	(2,457,940)

1,462,570

Net change in unrealized appreciation (depreciation) on:
Investments	29,279,801
Futures	(5,236,734)
Short sales	1,036,854
Foreign currencies	6,854,794
Options written	3,271,010
Swap agreements	22,281,152

57,486,877

NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES	58,949,447

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$83,556,049

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$ 24,606,602	$ 43,232,806
Net realized gain on investment and foreign currency transactions	1,462,570	84,875,068
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	57,486,877	(109,816,122)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	83,556,049	18,291,752

DISTRIBUTIONS	(102,395,434)	(57,921,017)

FUND SHARE TRANSACTIONS:
Fund share sold [39,400,444 and 35,724,282 shares, respectively]	414,730,077	396,738,743
Fund share issued in reinvestment of distributions [10,270,355 and 5,299,270 shares, respectively]	102,395,434	57,921,017
Fund share repurchased [22,248,868 and 77,612,492 shares, respectively]	(240,059,242)	(867,029,146)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	277,066,269	(412,369,386)

TOTAL INCREASE (DECREASE) IN NET ASSETS	258,226,884	(451,998,651)
NET ASSETS:
Beginning of year	775,656,550	1,227,655,201

End of year	$1,033,883,434	$ 775,656,550

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
LONG-TERM INVESTMENTS — 66.0%	(Unaudited)	Rate		Date	(000)#	(Note 2)

ASSET-BACKED SECURITIES — 1.5%
ACE Securities Corp., Series 2006-HE4, Class A2A	Caa2	0.291	%(c)	10/25/36	$1,168	$710,533
ACE Securities Corp., Series 2006-NC3, Class A2A	B3	0.281	%(c)	12/25/36	724	598,941
Ally Auto Receivables Trust, Series 2009-A, Class A1, 144A	A-1+(d)	0.396%		09/15/10	3,044	3,041,368
Ally Auto Receivables Trust, Series 2009-A, Class A2, 144A	AAA(d)	1.32%		03/15/12	2,100	2,101,933
Asset Backed Securities Corp. Home Equity,
Series 2004-HE6, Class A1	Aaa	0.506	%(c)	09/25/34	1,715	1,425,791
BA Credit Card Trust, Series 2008-A5, Class A5	Aaa	1.433	%(c)	12/16/13	5,400	5,424,875
Bear Stearns Asset Backed Securities Trust,
Series 2006-AQ1, Class 2A1	B3	0.311	%(c)	10/25/36	749	686,739
BNC Mortgage Loan Trust, Series 2007-2, Class A2	A1	0.331	%(c)	05/25/37	7,265	6,039,168
Brazos Student Finance Corp., Series 1998-A, Class A2	Aaa	0.99	%(c)	06/01/23	3	3,020
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3,
Class A2A	Baa2	0.341	%(c)	03/25/37	4,156	3,516,571
Countrywide Asset-Backed Certificates, Series 2006-15,
Class A1	Aaa	0.341	%(c)	10/25/46	686	657,432
Countrywide Asset-Backed Certificates, Series 2006-22,
Class 2A1	A2	0.281	%(c)	05/25/47	1,011	974,350
Countrywide Asset-Backed Certificates, Series 2006-23,
Class 2A1	Aa2	0.281	%(c)	05/25/37	6,155	6,025,596
Countrywide Asset-Backed Certificates, Series 2006-25,
Class 2A1	A2	0.301	%(c)	06/25/47	1,456	1,372,290
Countrywide Asset-Backed Certificates, Series 2006-26,
Class 2A1	A2	0.311	%(c)	06/25/37	1,255	1,206,225
Countrywide Asset-Backed Certificates, Series 2006-SD1,
Class A1, 144A	AAA(d)	0.391	%(c)	02/25/36	169	162,111
Countrywide Asset-Backed Certificates, Series 2007-6,
Class 2A1	Baa2	0.331	%(c)	09/25/37	5,274	4,916,396
Countrywide Asset-Backed Certificates, Series 2007-7,
Class 2A1	A3	0.311	%(c)	10/25/47	5,352	4,868,020
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A1	B3	0.291	%(c)	11/25/36	1,487	1,059,341
EMC Mortgage Loan Trust, Series 2001-A, Class A, 144A	Aaa	0.601	%(c)	05/25/40	3,365	2,335,150
Fannie Mae Grantor Trust, Series 2002-T10, Class A1	Aaa	0.471	%(c)	06/25/32	2,413	2,130,028
First Franklin Mortgage Loan Asset Backed Certificates,
Series 2006-FF15, Class A3	Aaa	0.281	%(c)	11/25/36	1,891	1,843,197
First NLC Trust, Series 2007-1, Class A1, 144A	Ba3	0.301	%(c)	08/25/37	9,614	6,443,842
Ford Credit Auto Owner Trust, Series 2008-B, Class A2	Aaa	1.433	%(c)	12/15/10	3,239	3,240,385
Ford Credit Auto Owner Trust, Series 2009-D, Class A1,
144A	P-1	0.357%		09/15/10	3,953	3,950,815
Ford Credit Auto Owner Trust, Series 2009-D, Class A2	Aaa	1.21%		01/15/12	8,800	8,799,882
Fremont Home Loan Trust, Series 2006-E, Class 2A1	Ba3	0.291	%(c)	01/25/37	1,303	911,950
GE-WMC Mortgage Securities LLC, Series 2006-1,
Class A2A	B3	0.271	%(c)	08/25/36	79	27,805
HFC Home Equity Loan Asset Backed Certificates,
Series 2005-1, Class A	Aaa	0.523	%(c)	01/20/34	6,211	5,252,574
HSI Asset Securitization Corp. Trust, Series 2006-HE2,
Class 2A1	Caa2	0.281	%(c)	12/25/36	692	501,959
Indymac Residential Asset Backed Trust, Series 2006-E,
Class 2A1	Aaa	0.291	%(c)	04/25/37	149	147,761
JPMorgan Mortgage Acquisition Corp., Series 2006-CH2,
Class AV2	A2	0.281	%(c)	10/25/36	10,292	9,488,956
JPMorgan Mortgage Acquisition Corp., Series 2006-WMC3,
Class A2	A2	0.281	%(c)	08/25/36	47	46,557
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3,
Class A2	Baa2	0.311	%(c)	03/25/37	3,007	2,776,172
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1,
Class AV1	Ba2	0.291	%(c)	03/25/47	3,456	2,498,094
Lehman XS Trust, Series 2006-16N, Class A1A	Ba1	0.311	%(c)	11/25/46	1,484	1,474,741

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount		Value
ASSET-BACKED SECURITIES (Continued)	(Unaudited)	Rate		Date	(000)#		(Note 2)

Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	0.511	%(c)	10/25/34	$127		$97,775
Master Asset Backed Securities Trust, Series 2006-HE5,
Class A1	Aa2	0.291	%(c)	11/25/36	690		684,620
Morgan Stanley ABS Capital I, Series 2006-HE8, Class A2A	Aaa	0.281	%(c)	10/25/36	179		175,099
Morgan Stanley ABS Capital I, Series 2006-NC5, Class A2A	Aaa	0.271	%(c)	10/25/36	449		434,918
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2, Class A1	Aa2	0.281	%(c)	11/25/36	123		120,259
Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5	Baa3	4.976%		05/25/35	7,310		4,800,396
Park Place Securities, Inc., Series 2004-MCW1, Class A1	Aaa	0.543	%(c)	10/25/34	4,177		3,406,480
Residential Asset Securities Corp., Series 2007-KS2,
Class AI1	Baa2	0.301	%(c)	02/25/37	3,204		3,048,055
Residential Asset Securities Corp., Series 2007-KS3,
Class AI1	Ba2	0.341	%(c)	04/25/37	3,417		3,231,861
Saxon Asset Securities Trust, Series 2006-3, Class A1	Aaa	0.291	%(c)	10/25/46	—	(r)	46
Securitized Asset Backed Receivables LLC Trust,
Series 2007-HE1, Class A2A	Caa2	0.291	%(c)	12/25/36	218		103,857
SLM Student Loan Trust, Series 2006-6, Class A1	Aaa	0.272	%(c)	10/25/18	3,720		3,712,028
Soundview Home Equity Loan Trust, Series 2006-NLC1,
Class A1, 144A	Caa2	0.291	%(c)	11/25/36	396		212,094
Soundview Home Equity Loan Trust, Series 2007-OPT1,
Class 2A1	Baa2	0.311	%(c)	06/25/37	3,868		3,143,251
Soundview Home Equity Loan Trust, Series 2007-OPT5,
Class 2A1	Aaa	1.031	%(c)	10/25/37	672		656,259
Structured Asset Securities Corp., Series 2006-BC3,
Class A2	Aaa	0.281	%(c)	10/25/36	4,023		3,818,302

TOTAL ASSET-BACKED SECURITIES
(cost $139,053,650)							124,305,868

BANK LOANS(c)(g) — 0.3%
Chrysler Financial, Term B	CAA-(d)	4.24%		08/03/14	19,550		19,028,660
CIT Group, Inc., Expansion Term 2A	BA-(d)	9.50%		01/18/12	536		548,762
CIT Group, Inc., Expansion Term 2A	BA-(d)	9.50%		01/18/12	406		415,729
CIT Group, Inc., Expansion Term 2A	BA-(d)	9.50%		01/18/12	176		179,595
CIT Group, Inc., Expansion Term 2A	BA-(d)	9.50%		01/18/12	81		83,146
CIT Group, Inc., Expansion Term 2A	BA-(d)	9.50%		01/18/12	101		103,101
CIT Group, Inc., Term BI	BA-(d)	9.75%		01/20/12	4,000		4,093,332
RH Donnelley, Inc., Term BI	D(d)	6.75%		06/30/11	1,356		1,239,278
RH Donnelley, Inc., Term D	BA+(d)	6.75%		06/30/11	2,203		2,008,938

TOTAL BANK LOANS
(cost $27,853,940)							27,700,541

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.9%
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW14, Class A4	AAA(d)	5.201%		12/11/38	24,597		23,635,110
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW15, Class A4	Aaa	5.331%		02/11/44	400		345,190
Bear Stearns Commercial Mortgage Securities,
Series 2007-T26, Class A4	AAA(d)	5.471	%(c)	01/12/45	1,100		1,041,061
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4	Aaa	5.306%		12/10/46	3,300		2,816,448
Government Lease Trust, Series 1999-C1A, Class B2, 144A	AAA(d)	4.00%		05/18/11	1,500		1,547,251
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A4	Aaa	4.799	%(c)	08/10/42	200		193,070
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4	Aaa	5.444%		03/10/39	800		706,836

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
COMMERCIAL MORTGAGE-BACKED	Ratings†	Interest		Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

GS Mortgage Securities Corp. II, Series 2007-GG10,
Class A4	Aa2	5.805	%(c)	08/10/45	$2,100	$1,803,154
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2007-LD12, Class A4	Aaa	5.882	%(c)	02/15/51	1,100	952,525
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2007-LDPX, Class A3	Aaa	5.42%		01/15/49	600	506,134
LB-UBS Commercial Mortgage Trust, Series 2007-C7,
Class A3	A(d)	5.866	%(c)	09/15/45	20,000	17,554,196
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2007-6, Class A4	Aaa	5.485	%(c)	03/12/51	2,300	1,871,009
Merrill Lynch Floating Trust, Series 2006-1, Class A1, 144A	Aaa	0.303	%(c)	06/15/22	1,108	1,000,373
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1,
144A	AAA(d)	0.772	%(c)	07/09/21	13,900	11,798,243
Morgan Stanley Capital I, Series 2007-IQ13, Class A4	A-(d)	5.364%		03/15/44	14,100	12,139,536
Morgan Stanley Capital I, Series 2007-IQ16, Class A4	A+(d)	5.809%		12/12/49	200	170,409

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $79,059,778)						78,080,545

CORPORATE BONDS — 21.4%
Agriculture
Altria Group, Inc., Gtd. Notes	Baa1	9.25%		08/06/19	600	731,177
Altria Group, Inc., Gtd. Notes	Baa1	9.70%		11/10/18	1,100	1,359,783

						2,090,960

Airlines
United Air Lines, Inc., Equipment Trust(g)(i)	NR	10.36%		11/13/12	2,636	20,297
United Air Lines, Inc., Equipment Trust(g)(i)	NR	10.36%		11/27/12	232	1,786
United Air Lines, Inc., Pass-Through Certificates(g)(i)	NR	10.02%		03/22/14	627	175,581

						197,664

Automobile Manufacturers — 0.1%
Daimler Finance North America LLC, Gtd. Notes	A3	7.75%		01/18/11	3,000	3,189,543
Daimler Finance North America LLC, Gtd. Notes	A3	8.00%		06/15/10	5,000	5,150,700

						8,340,243

Banking
Export-Import Bank of China, Unsec’d. Notes, 144A (China)	A1	4.875%		07/21/15	600	638,641

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	4.125%		01/15/15	24,100	24,469,959
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	5.375%		01/15/20	24,100	24,588,242

						49,058,201

Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	A3	6.15%		06/01/18	24,800	27,470,960

Chemicals — 0.3%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	4.85%		08/15/12	25,100	26,379,121

Diversified
General Electric Co., Sr. Unsec’d. Notes	Aa2	5.25%		12/06/17	3,800	3,883,087

Electric — 0.2%
Ohio Power Co., Sr. Unsec’d. Notes	Baa1	0.431	%(c)	04/05/10	16,030	16,030,000
Pepco Holdings, Inc., Sr. Unsec’d. Notes	Baa3	0.881	%(c)	06/01/10	1,600	1,588,787

						17,618,787

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Financial – Bank & Trust — 6.3%
American Express Bank FSB, Sr. Unsec’d. Notes	A2	5.50%		04/16/13		$15,100	$16,095,528
American Express Bank FSB, Sr. Unsec’d. Notes	A2	6.00%		09/13/17		500	518,764
American Express Centurion Bank, Sr. Unsec’d. Notes	A2	0.314	%(c)	07/13/10		7,700	7,685,177
American Express Centurion Bank, Sr. Unsec’d. Notes	A2	6.00%		09/13/17		500	518,128
American Express Co., Sr. Unsec’d. Notes	A3	6.15%		08/28/17		3,700	3,866,885
ANZ National International Ltd., Bank Gtd. Notes, 144A
(New Zealand)	Aa2	6.20%		07/19/13		11,500	12,380,152
Bank of America Corp., FDIC Gtd. Notes	Aaa	2.10%		04/30/12		26,300	26,542,775
Bank of America Corp., Sr. Unsec’d. Notes	A2	6.00%		09/01/17		2,000	2,075,848
Bank of America Corp., Sub. Notes	A3	0.603	%(c)	08/15/16		1,900	1,651,940
Bank of America Corp., Unsec’d. Notes	A2	6.50%		08/01/16		28,700	30,861,741
Bank of America NA, Sub. Notes	A1	6.00%		10/15/36		1,900	1,836,018
Barclays Bank PLC, Sr. Unsec’d. Notes (United Kingdom)	Aa3	5.00%		09/22/16		31,200	31,842,720
Barclays Bank PLC, Sr. Unsec’d. Notes (United Kingdom)	Aa3	5.45%		09/12/12		63,200	68,346,692
Barclays Bank PLC, Sub. Notes, 144A (United Kingdom)	Baa1	10.179%		06/12/21		11,760	15,178,279
China Development Bank, Sr. Unsec’d. Notes (China)	A1	5.00%		10/15/15		100	107,382
Credit Agricole SA, Sr. Unsec’d. Notes, 144A (France)	Aa1	0.304	%(c)	05/28/10		7,000	6,999,902
Credit Agricole SA, Sub. Notes, 144A (France)	Aa3	8.375	%(c)	10/29/49		44,500	47,170,000
Danske Bank A/S, Gov’t. Liquid Gtd. Notes, 144A (Denmark)	Aaa	2.50%		05/10/12		6,100	6,202,340
DBS Bank Ltd., Sub. Notes, 144A (Singapore)	Aa2	0.493	%(c)	05/16/17		1,000	952,500
Deutsche Bank AG, Sr. Unsec’d. Notes (Germany)	Aa1	4.875%		05/20/13		1,000	1,062,378
Deutsche Bank AG, Sr. Unsec’d. Notes (Germany)	Aa1	6.00%		09/01/17		15,900	17,334,530
Fifth Third Bancorp, Sub. Notes	Baa2	8.25%		03/01/38		4,200	3,993,314
HSBC Holdings PLC, Sub. Notes (United Kingdom)	A1	6.50%		05/02/36		5,100	5,349,002
HSBC Holdings PLC, Sub. Notes (United Kingdom)	A1	6.50%		09/15/37		3,700	3,865,730
LeasePlan Corp. NV, Gov’t. Liquid Gtd. Notes, MTN
(Netherlands)	Aaa	3.125%		02/10/12	EUR	9,000	13,195,837
Lloyds TSB Bank PLC, Sub. Notes, 144A
(United Kingdom)(g)	Ba1	12.00	%(c)	12/29/49		45,600	44,774,119
National Australia Bank Ltd., Sr. Notes, 144A (Australia)	Aa1	0.725	%(c)	02/08/10		7,600	7,600,000
Northern Rock PLC, Covered, 144A (United Kingdom)(g)	Aaa	5.625%		06/22/17		42,000	39,449,340
RBS Capital Trust I, Bank Gtd. Notes	B3	4.709	%(c)	12/29/49		3,200	1,568,000
Resona Bank Ltd., Sub. Notes, 144A (Japan)	A2	5.85	%(c)	09/29/49		900	785,500
Royal Bank of Scotland Group PLC, Jr. Sub. Notes
(United Kingdom)	B3	7.64	%(c)	03/29/49		10,200	5,508,000
Royal Bank of Scotland PLC (The), Gov’t. Liquid Gtd. Notes,
144A (United Kingdom)	Aaa	0.673	%(c)	04/08/11		9,900	9,920,691
Royal Bank of Scotland PLC (The), Gov’t. Liquid Gtd. Notes,
144A (United Kingdom)	Aaa	3.00%		12/09/11		44,200	45,277,375
Royal Bank of Scotland PLC (The), Gtd. Notes, 144A
(United Kingdom)	Aa3	4.875%		08/25/14		1,300	1,317,791
Societe Financement de l’Economie Francaise,
Gov’t. Liquid Gtd. Notes, MTN (France)	Aaa	2.125%		05/20/12	EUR	2,500	3,616,436
Societe Financement de l’Economie Francaise,
Gov’t. Liquid Gtd. Notes, 144A (France)	Aaa	0.484	%(c)	07/16/12		11,000	11,000,000
State Street Capital Trust IV, Ltd. Gtd. Notes	A2	1.254	%(c)	06/01/77		1,100	741,665
Union Planters Corp., Sub. Notes	Ba1	7.75%		03/01/11		7,600	7,556,285
Wachovia Corp., Sr. Unsec’d. Notes	A1	0.414	%(c)	10/15/11		300	296,644
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A1	5.50%		05/01/13		900	956,100
Wachovia Corp., Sub. Notes	A2	0.621	%(c)	10/28/15		1,000	886,986
Wachovia Corp., Unsec’d. Notes, MTN	A1	0.471	%(c)	08/01/13		1,100	1,059,699
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	0.309	%(c)	03/23/10		2,500	2,500,243
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	0.384	%(c)	01/12/11		9,900	9,894,456
Westpac Banking Corp., Gov’t. Liquid Gtd. Notes, 144A
(Australia)	Aaa	0.764	%(c)	07/16/14		6,000	6,035,292

							526,378,184

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Financial Services — 9.3%
Allstate Life Global Funding Trusts, Sr. Sec’d. Notes, MTN	A1	5.375%		04/30/13		$6,500	$6,938,581
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	1.631	%(c)	05/27/10		7,100	7,128,592
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	5.875%		05/02/13		10,500	11,268,170
American Express Travel Related Services Co., Inc.,
Sr. Unsec’d. Notes, 144A	A2	5.25%		11/21/11		22,100	23,175,762
American General Finance Corp., Sr. Unsec’d. Notes	B2	5.625%		03/29/10	GBP	5,000	7,834,911
BA Covered Bond Issuer, Covered, 144A	Aa2	5.50%		06/14/12		10,250	10,935,315
Bank One Capital III, Ltd. Gtd. Notes	A2	8.75%		09/01/30		1,100	1,237,932
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa3	0.483	%(c)	08/15/11		1,100	1,100,408
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes, MTN	Aa3	0.391	%(c)	05/18/10		18,800	18,808,911
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes, MTN	Aa3	0.444	%(c)	11/28/11		6,012	5,990,453
C8 Capital SPV Ltd., Notes, 144A (Virgin Islands)	B-(d)	6.64	%(c)	12/29/49		22,600	15,680,106
Caelus Re Ltd., Notes, 144A (Cayman Islands)(g)	BB(d)	6.504	%(c)	06/07/11		3,200	3,126,080
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.00%		05/01/13		512	477,161
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.00%		05/01/14		1,018	945,051
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.00%		05/01/15		318	284,209
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.00%		05/01/16		529	465,742
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.00%		05/01/17		741	642,777
Citibank NA, FDIC Gtd. Notes	Aaa	1.875%		05/07/12		5,700	5,730,330
Citibank NA, FDIC Gtd. Notes	Aaa	1.875%		06/04/12		2,900	2,916,620
Citigroup Capital XXI, Gtd. Notes	Baa3	8.30	%(c)	12/21/77		43,000	41,387,500
Citigroup Funding, Inc., FDIC Gtd. Notes	Aaa	2.25%		12/10/12		2,400	2,420,546
Citigroup Funding, Inc., Gtd. Notes, MTN	A3	1.325	%(c)	05/07/10		800	801,827
Citigroup, Inc., FDIC Gtd. Notes	Aaa	2.125%		04/30/12		5,700	5,761,036
Citigroup, Inc., Sr. Sub. Notes	Baa1	0.527	%(c)	06/09/16		14,300	11,492,967
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.30%		10/17/12		2,400	2,500,183
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.50%		08/27/12		5,900	6,167,075
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.50%		04/11/13		31,900	33,072,803
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.50%		10/15/14		32,000	32,400,992
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.85%		07/02/13		1,600	1,662,598
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.00%		08/15/17		3,700	3,698,583
Citigroup, Inc., Sr. Unsec’d. Notes	A3	8.125%		07/15/39		7,200	8,126,258
Citigroup, Inc., Sub. Notes	Baa1	5.625%		08/27/12		4,500	4,628,561
Citigroup, Inc., Sub. Notes	Baa1	6.125%		08/25/36		2,100	1,800,947
Citigroup, Inc., Unsec’d. Notes	A3	8.50%		05/22/19		4,500	5,196,389
Countrywide Financial Corp., Gtd. Notes, MTN	A2	5.80%		06/07/12		2,320	2,462,706
Enel Finance International SA, Gtd. Notes, 144A
(Luxembourg)	A2	6.80%		09/15/37		22,100	24,435,506
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	7.25%		10/25/11		200	201,978
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	7.375%		02/01/11		9,600	9,795,706
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	7.875%		06/15/10		760	771,481
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	8.625%		11/01/10		400	411,859
General Electric Capital Corp., FDIC Gtd. Notes	Aaa	2.00%		09/28/12		25,000	25,032,350
General Electric Capital Corp., FDIC Gtd. Notes, MTN	Aaa	3.00%		12/09/11		21,700	22,368,837
General Electric Capital Corp., Sub. Notes	Aa3	6.375	%(c)	11/15/67		33,100	28,714,250
General Electric Capital Corp., Sub. Notes, 144A	Aa3	5.50	%(c)	09/15/67	EUR	33,000	36,426,452
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	Ca	6.00%		12/15/11		1,000	979,182
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	1.074	%(c)	01/30/17	EUR	1,050	1,356,962
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.75%		10/01/16		6,000	6,324,030
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.95%		01/18/18		21,700	22,914,614
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.15%		04/01/18		7,200	7,707,593
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.25%		09/01/17		23,700	25,416,212
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	6.375%		05/02/18	EUR	600	948,949
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	5.625%		01/15/17		5,400	5,515,344
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	B1	0.684	%(c)	01/15/10		3,200	3,201,488
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	B1	5.625%		09/15/10		5,000	4,945,950
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.00%		01/15/18		5,500	5,912,473

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Financial Services (cont’d.)
JPMorgan Chase Bank NA, Sub. Notes	Aa2	6.00%		10/01/17		$11,800	$12,633,953
JPMorgan Chase Capital XX, Ltd. Gtd. Notes	A2	6.55%		09/15/66		1,000	916,498
LBG Capital No.1 PLC, Bank Gtd. Notes, 144A
(United Kingdom)(g)	B+(d)	8.50	%(c)	12/29/49		700	520,111
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.52%		12/31/11		16,490	3,215,550
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.851%		12/15/24		2,300	448,500
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.878%		04/03/19		2,300	448,500
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.907	%(c)	11/16/24		14,300	2,788,500
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.951	%(c)	05/25/10		5,800	1,131,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	3.005	%(c)	07/18/11		3,900	760,500
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	3.053	%(c)	11/10/10		3,500	682,500
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	5.625%		01/24/13		6,200	1,271,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.20%		09/26/14		2,600	507,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.875%		05/02/18		3,300	684,750
Longpoint Re Ltd., Notes, 144A (Cayman Islands)(g)	BB+(d)	5.504	%(c)	11/08/11		3,100	3,108,680
Merrill Lynch & Co., Inc., Notes, MTN	A2	6.875%		04/25/18		7,600	8,188,529
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	0.349	%(c)	03/23/10		800	800,147
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	0.482	%(c)	07/25/11		6,900	6,793,961
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	0.485	%(c)	06/05/12		13,200	12,805,558
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	2.523	%(c)	05/12/10		29,350	29,588,938
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	6.05%		08/15/12		3,600	3,856,435
Morgan Stanley, FDIC Gtd. Notes	Aaa	3.25%		12/01/11		7,000	7,261,275
Morgan Stanley, Sr. Unsec’d. Notes	A2	6.75%		04/15/11		2,000	2,118,966
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	2.373	%(c)	05/14/10		13,500	13,596,822
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.95%		12/28/17		3,000	3,094,320
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.00%		04/28/15		300	319,567
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.25%		08/28/17		20,900	21,810,885
MUFG Capital Finance 5 Ltd., Sub. Notes (Cayman Islands)	A2	6.299	%(c)	01/29/49	GBP	900	1,133,867
Mystic Re Ltd., Notes, 144A (Cayman Islands)(g)(i)	BB-(d)	10.254	%(c)	06/07/11		2,200	2,245,020
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	9.125%		10/13/10		430	452,851
Santander Perpetual SA Unipersonal, Bank Gtd. Notes, 144A
(Spain)	A1	6.671	%(c)	10/29/49		19,800	17,796,577
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	4.875%		12/17/12	GBP	2,400	3,346,711
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.125%		08/27/12		1,600	1,499,958
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.375%		01/15/13		3,900	3,678,987
SMFG Preferred Capital Ltd., Jr. Sub. Notes
(Cayman Islands)	A2	6.164	%(c)	01/29/49	GBP	7,860	9,657,242
Societe Generale, Jr. Sub. Notes (France)	A1	7.756	%(c)	05/29/49	EUR	2,600	3,466,319
Societe Generale, Jr. Sub. Notes, 144A (France)	A1	5.922	%(c)	04/29/49		18,300	14,254,803
Svenska Handelsbanken AB, Sr. Unsec’d. Notes, 144A
(Sweden)	Aa2	1.254	%(c)	09/14/12		34,000	33,850,774
Temasek Financial I Ltd., Gtd. Notes, 144A (Singapore)	Aaa	4.30%		10/25/19		5,300	5,161,937
TNK-BP Finance SA, Sr. Unsec’d. Notes, 144A (Luxembourg)	Baa2	6.125%		03/20/12		1,500	1,537,500
TransCapitalInvest Ltd. For OJSC AK Transneft,
Sec’d. Notes, 144A (Ireland)	Baa1	8.70%		08/07/18		2,300	2,635,598
UBS AG, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa3	1.198	%(c)	05/05/10		8,400	8,410,189
UBS AG, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa3	5.75%		04/25/18		5,100	5,191,851
UBS Preferred Funding Trust V, Ltd. Gtd. Notes	Baa3	6.243	%(c)	05/29/49		8,100	6,338,250
UFJ Finance Aruba AEC, Bank Gtd. Notes (Aruba)	Aa3	6.75%		07/15/13		400	445,343
ZFS Finance USA Trust IV, Jr. Sub. Notes, 144A	Baa1	5.875	%(c)	05/09/62		934	755,989

							782,861,509

Healthcare – Services
HCA, Inc., Sec’d. Notes	B2	9.25%		11/15/16		200	214,750

Hotels & Motels — 0.1%
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	Baa1	5.75%		08/15/15		6,900	6,941,359

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Insurance — 0.9%
American International Group, Inc., Jr. Sub. Debs.	Ba2	8.175	%(c)	05/15/68		$13,600	$8,976,000
American International Group, Inc., Jr. Sub. Notes	Ba2	8.625	%(c)	05/22/68	GBP	7,500	7,631,800
American International Group, Inc., Sr. Unsec’d. Notes	A3	0.394	%(c)	10/18/11		900	813,712
American International Group, Inc., Sr. Unsec’d. Notes	A3	5.05%		10/01/15		800	667,404
American International Group, Inc., Sr. Unsec’d. Notes	A3	5.375%		10/18/11		5,020	4,985,467
American International Group, Inc., Sr. Unsec’d. Notes	A3	8.25%		08/15/18		6,200	5,820,870
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	0.353	%(c)	03/20/12		4,000	3,469,396
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	4.00%		09/20/11	EUR	6,600	8,804,737
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	4.95%		03/20/12		11,600	11,360,100
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	5.85%		01/16/18		300	246,159
Monumental Global Funding Ltd., Sr. Sec’d. Notes, 144A
(Cayman Islands)	A1	5.50%		04/22/13		4,500	4,630,064
Principal Life Income Funding Trusts, Sr. Sec’d. Notes, MTN	Aa3	5.30%		04/24/13		6,300	6,652,151
Principal Life Income Funding Trusts, Sr. Sec’d. Notes, MTN	Aa3	5.55%		04/27/15		9,100	9,065,902
Residential Reinsurance 2007 Ltd., Notes, 144A
(Cayman Islands)(g)	B(d)	10.506	%(c)	06/07/10		1,400	1,435,280

							74,559,042

Media
Comcast Corp., Gtd. Notes	Baa1	6.45%		03/15/37		1,600	1,649,712

Medical Supplies & Equipment — 0.1%
AstraZeneca PLC, Sr. Unsec’d. Notes (United Kingdom)	A1	5.90%		09/15/17		2,700	3,000,162
AstraZeneca PLC, Sr. Unsec’d. Notes (United Kingdom)	A1	6.45%		09/15/37		2,700	3,040,991

							6,041,153

Metals & Mining — 0.2%
Codelco, Inc., Notes, 144A (Chile)	A1	7.50%		01/15/19		4,600	5,393,072
Codelco, Inc., Unsec’d. Notes, 144A (Chile)	A1	6.15%		10/24/36		700	719,422
Gerdau Holdings, Inc., Gtd. Notes, 144A (Brazil)	BBB-(d)	7.00%		01/20/20		4,800	4,932,000
Vale Overseas Ltd., Gtd. Notes (Cayman Islands)	Baa2	6.25%		01/23/17		1,200	1,251,739
Vale Overseas Ltd., Gtd. Notes (Cayman Islands)	Baa2	6.875%		11/21/36		1,200	1,198,993

							13,495,226

Oil & Gas — 0.6%
El Paso Corp., Notes	Ba3	7.75%		01/15/32		4,200	3,971,575
El Paso Corp., Notes	Ba3	7.80%		08/01/31		850	800,218
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00%		05/15/11		200	204,389
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.875%		06/15/12		9,400	9,738,908
Gaz Capital SA, Sr. Unsec’d. Notes (Luxembourg)	Baa1	9.25%		04/23/19		9,400	10,582,050
Gaz Capital SA, Sr. Unsec’d. Notes, 144A (Luxembourg)	Baa1	6.212%		11/22/16		1,100	1,053,250
Gaz Capital SA, Sr. Unsec’d. Notes, 144A (Luxembourg)	Baa1	7.343%		04/11/13		1,900	1,985,500
Gaz Capital SA, Sr. Unsec’d. Notes, 144A (Luxembourg)	Baa1	8.146%		04/11/18		7,200	7,587,000
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	Baa3	6.514%		12/15/12		6,700	7,282,129
Petrobras International Finance Co., Gtd. Notes
(Cayman Islands)	Baa1	7.875%		03/15/19		4,800	5,533,498
Petroleum Export Ltd., Sr. Sec’d. Notes, 144A
(Cayman Islands)	Ba1	5.265%		06/15/11		1,401	1,365,530
Ras Laffan Liquefied Natural Gas Co. Ltd. II,
Sr. Sec’d. Notes, 144A (Qatar)	Aa2	5.298%		09/30/20		1,600	1,612,384

							51,716,431

Paper & Forest Products — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A	Ba3	7.00%		01/15/15		900	911,250
Georgia-Pacific LLC, Gtd. Notes, 144A	Ba3	7.125%		01/15/17		1,300	1,316,250
Georgia-Pacific LLC, Sr. Unsec’d. Notes	B2	7.75%		11/15/29		3,000	2,962,500

							5,190,000

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Real Estate — 0.3%
WCI Finance LLC/WEA Finance LLC, Gtd. Notes, 144A	A2	5.70%		10/01/16		$12,330	$12,680,406
WEA Finance LLC/WT Finance Aust Pty Ltd.,
Gtd. Notes, 144A	A2	6.75%		09/02/19		8,300	8,912,067

							21,592,473

Retail & Merchandising — 0.2%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.50%		07/01/15		20,000	21,326,120

Savings & Loan — 0.2%
U.S. Central Federal Credit Union, Gov’t. Gtd. Notes	Aaa	1.25%		10/19/11		11,800	11,796,778
U.S. Central Federal Credit Union, Gov’t. Gtd. Notes	Aaa	1.90%		10/19/12		9,100	9,092,884

							20,889,662

Telecommunications — 1.0%
AT&T, Inc., Sr. Unsec’d. Notes	A2	0.378	%(c)	02/05/10		3,700	3,700,000
AT&T, Inc., Sr. Unsec’d. Notes	A2	4.95%		01/15/13		1,700	1,813,696
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.30%		01/15/38		1,200	1,218,881
Cellco Partnership/Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes	A2	2.869	%(c)	05/20/11		38,700	40,013,323
Deutsche Telekom International Finance BV, Gtd. Notes
(Netherlands)	Baa1	8.50%		06/15/10		11,900	12,297,769
Embarq Corp., Sr. Unsec’d. Notes	Baa3	7.082%		06/01/16		2,100	2,319,614
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.25%		02/15/11		153	155,295
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.20%		11/10/26		8,950	8,099,750
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)	Baa2	0.861	%(c)	07/18/11		6,900	6,871,248
Verizon Global Funding Corp., Sr. Unsec’d. Notes	A3	7.25%		12/01/10		900	951,098
Verizon Virginia, Inc., Sr. Unsec’d. Notes	Baa1	7.875%		01/15/22		3,000	3,276,672

							80,717,346

Tobacco — 0.1%
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	5.65%		05/16/18		4,200	4,416,636
Reynolds American, Inc., Gtd. Notes	Baa3	7.625%		06/01/16		4,000	4,360,708

							8,777,344

Utilities — 0.5%
Illinois Power Co., Sr. Sec’d. Notes	Baa1	6.25%		04/01/18		14,300	15,153,667
Nisource Finance Corp., Gtd. Notes	Baa3	6.125%		03/01/22		11,300	11,532,204
Public Service Electric & Gas Co., Sec’d. Notes, MTN	A2	5.30%		05/01/18		13,500	14,171,922

							40,857,793

TOTAL CORPORATE BONDS
(cost $1,788,341,932)							1,798,885,768

FOREIGN GOVERNMENT BONDS — 0.6%
Korea Development Bank, Notes (South Korea)	A2	0.424	%(c)	04/06/10		24,700	24,564,767
Province of Ontario Canada, Debs. (Canada)	Aa1	6.50%		03/08/29	CAD	9,800	11,224,765
Republic of Brazil, Sr. Unsec’d. Notes (Brazil)	Baa3	10.25%		01/10/28	BRL	6,400	3,676,048
Republic of Brazil, Unsub. Notes (Brazil)	Baa3	8.00%		01/15/18		1,794	2,047,461
Republic of South Africa, Sr. Unsec’d. Notes (South Africa)	A3	5.875%		05/30/22		800	820,000
United Mexican States, Notes, MTN (Mexico)	Baa1	5.95%		03/19/19		2,200	2,326,500
United Mexican States, Sr. Unsec’d. Notes (Mexico)	Baa1	6.05%		01/11/40		4,700	4,518,110

TOTAL FOREIGN GOVERNMENT BONDS
(cost $46,479,608)							49,177,651

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount		Value
MUNICIPAL BONDS — 2.7%	(Unaudited)	Rate		Date	(000)#		(Note 2)

Arizona
Salt River Project Agricultural Improvement & Power District,
Series B, Revenue Bonds	Aa1	4.75%		01/01/32	$1,000	(e)	$1,007,220
Salt River Project Agricultural Improvement & Power District,
Series B, Revenue Bonds	AA(d)	8.52	%(c)	01/01/32	500		507,220

							1,514,440

California — 1.6%
Golden State Tobacco Securitization Corp.,
Revenue Bonds	Baa3	5.30	%(t)	06/01/37	22,700		14,129,388
State of California, General Obligation Bonds	Baa1	5.00%		12/01/37	9,200		8,293,156
State of California, General Obligation Bonds	Baa1	5.65	%(c)	04/01/39	2,200		2,274,998
State of California, General Obligation Bonds	Baa1	5.95%		04/01/16	2,000		2,017,420
State of California, General Obligation Bonds	Baa1	7.50%		04/01/34	9,200		8,997,692
State of California, General Obligation Bonds	Baa1	7.55%		04/01/39	20,200		19,846,096
University of California Regents Medical Center,
Series F Revenue Bonds	Aa2	6.583%		05/15/49	82,800		80,476,632
University of California, Revenue Bonds	Aa2	5.00%		05/15/37	500		494,820

							136,530,202

Georgia
Georgia State Road & Tollway Authority, Revenue Bonds	Aaa	5.00%		03/01/21	700		750,918

Illinois — 0.6%
Chicago Illinois Transit Authority, Revenue Bonds	A1	6.30%		12/01/21	500		522,430
Chicago Park District Il, General Obligation Bonds	Aa3	5.00%		01/01/18	5,000		5,453,600
Chicago Transit Authority, Series A, Revenue Bonds	A1	6.899%		12/01/40	18,200		19,004,622
Chicago Transit Authority, Series B, Revenue Bonds	A1	6.899%		12/01/40	10,200		10,650,942
Illinois Finance Authority, Revenue Bonds	Aa1	5.75%		07/01/33	4,900		5,379,465
Illinois Municipal Electric Agency, Revenue Bonds	A1	6.832%		02/01/35	4,800		5,085,024
Illinois State, General Obligation Bonds	A2	5.00%		11/01/22	300		315,891
Regional Transportation Authority, Series A, Revenue Bonds	Aa3	5.00%		07/01/25	1,600		1,672,624
State of Illinois, General Obligation Bonds	A2	4.95%		06/01/23	570		533,304

							48,617,902

Iowa — 0.1%
Iowa State, Revenue Bonds	Aa3	6.75%		06/01/34	6,800		6,920,428

Massachusetts — 0.1%
Massachusetts Health & Educational Facilities Authority,
Revenue Bonds	Aaa	6.00%		07/01/36	5,100		5,859,492
Massachusetts Health & Educational Facilities Authority,
Series A, Revenue Bonds	Aaa	5.50%		11/15/36	1,400		1,553,062
Massachusetts Water Resources Authority, Series J,
Revenue Bonds	Aa2	5.00%		08/01/32	2,500	(e)	2,555,775

							9,968,329

Nebraska — 0.1%
Public Power Generation Agency, Revenue Bonds	A2	7.242%		01/01/41	3,600		3,585,060

Nevada — 0.1%
County of Clark NV, General Obligation Bonds	Aa1	5.00%		06/01/26	6,300		6,540,786
Truckee Meadows Water Authority, Revenue Bonds, Series A	A1	5.00%		07/01/36	195		184,864

							6,725,650

New Jersey
City of Trenton, General Obligation Bonds (FSA Insured)	Aa3	4.80%		04/01/14	990		1,029,808
Jersey City Municipal Utilities Authority, Revenue Bonds,
Series A (MBIA Insured)	Baa1	4.81%		05/15/14	1,000		912,600

							1,942,408

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
MUNICIPAL BONDS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

New York
New York City Municipal Water Finance Authority, Revenue Bonds	Aa3	5.75%		06/15/40	$300	$332,529

North Carolina — 0.1%
North Carolina Turnpike Authority, Revenue Bonds	Aa2	6.70%		01/01/39	5,300	5,495,464

Oregon
Portland Oregon River District Urban Renewal and
Redevelopment, Revenue Bonds, Series B
(AMBAC Insured)	A3	3.35%		06/15/10	1,020	1,027,405

Rhode Island
Tobacco Settlement Financing Corp., Revenue Bonds	Baa3	6.125%		06/01/32	1,205	1,140,171
Tobacco Settlement Financing Corp., Revenue Bonds	Baa3	6.25%		06/01/42	400	371,320

						1,511,491

Texas
Dallas County Hospital District, General Obligation Bonds	AAA(d)	6.171%		08/15/34	1,600	1,576,560

Washington
Pierce County School District No. 3, General Obligation Bonds	Aa1	5.00%		12/01/23	3,000	3,170,760

Wisconsin
Wisconsin State General, Revenue Bonds	Aa3	5.70%		05/01/26	510	494,669

TOTAL MUNICIPAL BONDS
(cost $230,006,925)						230,164,215

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.7%
ABN AMRO Mortgage Corp., Series 2003-13, Class A3	Aaa	5.50%		01/25/34	3,682	3,099,088
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	Ba1	5.162	%(c)	09/25/35	5,524	3,963,974
American Home Mortgage Investment Trust, Series 2004-4,
Class 4A	Aaa	2.231	%(c)	02/25/45	1,284	968,142
Asset Backed Funding Certificates, Series 2006-OPT3,
Class A3A	Aaa	0.291	%(c)	11/25/36	97	96,560
Banc of America Funding Corp., Series 2005-D, Class A1	AAA(d)	3.267	%(c)	05/25/35	2,219	2,086,119
Banc of America Funding Corp., Series 2006-J, Class 4A1	CCC(d)	6.086	%(c)	01/20/47	2,577	1,818,254
Banc of America Mortgage Securities, Inc., Series 2004-1,
Class 5A1	AAA(d)	6.50%		09/25/33	248	251,134
Banc of America Mortgage Securities, Inc., Series 2004-2,
Class 5A1	Aaa	6.50%		10/25/31	88	86,084
Banc of America Mortgage Securities, Inc., Series 2004-F,
Class 1A1	Aaa	4.088	%(c)	07/25/34	3,438	3,053,026
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11, Class 1A1	Aaa	5.632	%(c)	02/25/33	472	461,355
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11, Class 1A2	Aaa	4.456	%(c)	02/25/33	178	166,415
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-1, Class 6A1	Aaa	4.991	%(c)	04/25/33	109	98,527
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-8, Class 1A1	Aa2	4.632	%(c)	01/25/34	20	16,871
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-8, Class 4A1	Aa2	3.77	%(c)	01/25/34	412	359,307
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-3, Class 1A1	A2	4.147	%(c)	07/25/34	3,191	2,494,152
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-8, Class 2A1	A1	3.718	%(c)	11/25/34	7,471	6,317,500

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
RESIDENTIAL MORTGAGE-BACKED	Ratings†	Interest		Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-10, Class 22A1	A1	4.974	%(c)	01/25/35	$2,573	$2,353,732
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A1	Aa1	2.94	%(c)	03/25/35	33,902	29,667,354
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A2	Aaa	3.267	%(c)	03/25/35	2,270	2,033,164
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-4, Class 23A2	Aa3	5.31	%(c)	05/25/35	2,301	1,630,364
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A2	Aa1	2.56	%(c)	08/25/35	43,131	37,918,099
Bear Stearns Alt-A Trust, Series 2003-5, Class 2A1	Aa1	3.08	%(c)	12/25/33	3,684	3,239,648
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A1	Ba1	5.31	%(c)	05/25/35	3,178	2,202,129
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Ba1	5.378	%(c)	09/25/35	1,678	1,122,341
Bear Stearns Alt-A Trust, Series 2006-2, Class 23A1	Caa2	5.674	%(c)	03/25/36	686	334,406
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1	Aa3	0.391	%(c)	02/25/34	3,602	2,420,929
Bear Stearns Asset Backed Securities Trust,
Series 2007-HE5, Class 1A1	A3	0.321	%(c)	06/25/47	1,793	1,610,032
Bear Stearns Structured Products, Inc., Series 2007-R6,
Class 1A1	B2	5.627	%(c)	01/26/36	6,354	3,666,461
Bear Stearns Structured Products, Inc., Series 2007-R6,
Class 2A1	Caa1	5.673	%(c)	12/26/46	3,501	1,978,104
Citigroup Mortgage Loan Trust, Inc., Series 2005-3,
Class 2A2B	Ba2	4.641	%(c)	08/25/35	8,301	3,132,089
Citigroup Mortgage Loan Trust, Inc., Series 2005-10,
Class 1A2A	Caa1	3.438	%(c)	12/25/35	574	301,089
Countrywide Alternative Loan Trust, Series 2005-63,
Class 3A1	Caa1	5.862	%(c)	11/25/35	685	381,162
Countrywide Alternative Loan Trust, Series 2006-OA3,
Class 2A2	Ca	0.501	%(c)	05/25/36	543	85,890
Countrywide Alternative Loan Trust, Series 2006-OA16,
Class A3	Ca	0.481	%(c)	10/25/46	575	126,986
Countrywide Alternative Loan Trust, Series 2006-OA19,
Class A1	Ba2	0.413	%(c)	02/20/47	5,393	2,515,075
Countrywide Alternative Loan Trust, Series 2007-OA7,
Class A1A	B2	0.411	%(c)	05/25/47	7,857	3,927,283
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-10, Class A2	Aaa	5.75%		05/25/33	126	124,481
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-22, Class A3	Baa3	3.51	%(c)	11/25/34	5,212	4,220,595
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB9, Class 1A1	A3	3.701	%(c)	02/20/35	9,253	7,578,126
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-HYB6, Class 5A1	Ba3	5.32	%(c)	10/20/35	745	557,667
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-HYB9, Class 3A2A	Baa3	5.25	%(c)	02/20/36	918	602,879
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-3, Class 2A2	B2	0.571	%(c)	03/25/36	887	252,783
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-3, Class 3A2	Caa2	0.581	%(c)	02/25/36	489	97,082
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-HYB3, Class 3A1B	Caa3	5.749	%(c)	05/20/36	1,492	824,795
CS First Boston Mortgage Securities Corp.,
Series 2002-P1A, Class A, 144A	Aaa	0.879	%(c)	03/25/32	68	57,355
Deutsche Alt-A Securities, Inc. Alternate Loan Trust,
Series 2006-AB3, Class A5B	Caa1	6.30%		07/25/36	869	437,159
Downey Savings & Loan Association Mortgage Loan Trust,
Series 2005-AR3, Class 2A2	Caa3	0.553	%(c)	07/19/45	556	140,407
Fannie Mae Whole Loan, Series 2003-W1, Class 1A1	Aaa	6.50%		12/25/42	804	870,455

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
RESIDENTIAL MORTGAGE-BACKED	Ratings†	Interest		Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Fannie Mae Whole Loan, Series 2004-W2, Class 2A2	Aaa	7.00%		02/25/44	$251	$275,970
Fannie Mae Whole Loan, Series 2004-W2, Class 5A	Aaa	7.50%		03/25/44	219	245,835
Fannie Mae, Series 1993-70, Class Z	Aaa	6.90%		05/25/23	67	73,201
Fannie Mae, Series 2001-29, Class Z	Aaa	6.50%		07/25/31	175	187,939
Fannie Mae, Series 2002-56, Class MC	Aaa	5.50%		09/25/17	136	142,530
Fannie Mae, Series 2003-21, Class M	Aaa	5.00%		02/25/17	733	753,201
Fannie Mae, Series 2003-25, Class KP	Aaa	5.00%		04/25/33	5,839	6,042,140
Fannie Mae, Series 2003-33, Class PU	Aaa	4.50%		05/25/33	185	190,880
Fannie Mae, Series 2006-5, Class 3A2	Aaa	3.845	%(c)	05/25/35	486	481,592
Fannie Mae, Series 2006-118, Class A1	Aaa	0.291	%(c)	12/25/36	2,398	2,216,529
Fannie Mae, Series 2007-73, Class A1	Aaa	0.291	%(c)	07/25/37	9,452	8,536,557
FHLMC Structured Pass-Through Securities, Series T-61,
Class 1A1	Aaa	2.032	%(c)	07/25/44	1,883	1,793,021
FHLMC Structured Pass-Through Securities, Series T-62,
Class 1A1	Aaa	1.832	%(c)	10/25/44	1,256	1,198,657
FHLMC Structured Pass-Through Securities, Series T-63,
Class 1A1	Aaa	1.832	%(c)	02/25/45	307	283,786
FHLMC Structured Pass-Through Securities, Series T-75,
Class A1	Aaa	0.271	%(c)	12/25/36	8,889	8,233,055
First Horizon Alternative Mortgage Securities,
Series 2005-AA7, Class 2A1	B3	5.387	%(c)	09/25/35	148	101,914
First Horizon Asset Securities, Inc., Series 2005-AR3,
Class 2A1	AAA(d)	5.485	%(c)	08/25/35	1,635	1,409,571
Freddie Mac, Series 2064, Class ZA	Aaa	6.50%		05/15/28	1,564	1,693,194
Freddie Mac, Series 2145, Class MZ	Aaa	6.50%		04/15/29	4,638	4,995,914
Freddie Mac, Series 2378, Class PE	Aaa	5.50%		11/15/16	271	287,239
Freddie Mac, Series 2662, Class DG	Aaa	5.00%		10/15/22	1,300	1,373,952
Freddie Mac, Series 2694, Class QH	Aaa	4.50%		03/15/32	1,265	1,292,055
Freddie Mac, Series 2721, Class PE	Aaa	5.00%		01/15/23	525	553,480
Freddie Mac, Series 2734, Class PG	Aaa	5.00%		07/15/32	909	941,068
Freddie Mac, Series 2737, Class YD	Aaa	5.00%		08/15/32	600	622,539
Freddie Mac, Series 2764, Class LZ	Aaa	4.50%		03/15/34	11,134	10,100,949
Freddie Mac, Series 2950, Class NA	Aaa	4.25%		09/15/24	1,558	1,564,588
Freddie Mac, Series 3149, Class LF	Aaa	0.533	%(c)	05/15/36	3,178	3,149,144
Freddie Mac, Series 3335, Class BF	Aaa	0.383	%(c)	07/15/19	6,295	6,214,338
Freddie Mac, Series 3335, Class FT	Aaa	0.383	%(c)	08/15/19	14,430	14,231,858
Freddie Mac, Series 3346, Class FA	Aaa	0.463	%(c)	02/15/19	1,566	1,566,600
Government National Mortgage Assoc., Series 2000-14,
Class F	Aaa	0.883	%(c)	02/16/30	13	12,856
Greenpoint Mortgage Funding Trust, Series 2006-AR3,
Class 4A2	Caa2	0.501	%(c)	04/25/36	725	215,419
Greenpoint Mortgage Funding Trust, Series 2006-AR6,
Class A1A	B2	0.311	%(c)	10/25/46	3,751	3,385,764
Greenpoint Mortgage Funding Trust, Series 2006-AR8,
Class 1A1A	B2	0.311	%(c)	01/25/47	3,008	2,609,343
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1	B(d)	3.829	%(c)	10/25/33	3,394	2,505,583
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	Aa2	3.726	%(c)	06/25/34	1,978	1,692,578
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	AAA(d)	3.336	%(c)	09/25/35	3,969	3,441,571
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1	AAA(d)	5.234	%(c)	11/25/35	6,472	5,368,536
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3	B3	6.00%		03/25/37	7,554	6,295,543
Harborview Mortgage Loan Trust, Series 2005-2,
Class 2A1A	Baa1	0.453	%(c)	05/19/35	789	408,797
Harborview Mortgage Loan Trust, Series 2005-4,
Class 3A1	Baa2	5.099	%(c)	07/19/35	4,488	3,114,444
Harborview Mortgage Loan Trust, Series 2006-7,
Class 2A1B	Ca	0.483	%(c)	09/19/46	720	160,642
Harborview Mortgage Loan Trust, Series 2006-12,
Class 2A11	Aa1	0.323	%(c)	01/19/38	2,650	2,606,688

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
RESIDENTIAL MORTGAGE-BACKED	Ratings†	Interest		Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Homebanc Mortgage Trust, Series 2006-2, Class A1	Baa3	0.411	%(c)	12/25/36	$806	$469,488
Impac Secured Assets CMN Owner Trust, Series 2006-4,
Class A2A	B3	0.311	%(c)	01/25/37	45	24,796
Indymac Adjustable Rate Mortgage Trust, Series 2001-H2,
Class A1	Aaa	2.503	%(c)	01/25/32	4	2,901
Indymac Adjustable Rate Mortgage Trust, Series 2001-H2,
Class A2	Aaa	2.463	%(c)	01/25/32	21	15,354
Indymac Index Mortgage Loan Trust, Series 2004-AR11,
Class 2A	Baa3	2.966	%(c)	12/25/34	1,775	1,224,644
Indymac Index Mortgage Loan Trust, Series 2005-AR7,
Class 4A1	B1	5.266	%(c)	06/25/35	599	389,104
Indymac Index Mortgage Loan Trust, Series 2005-AR15,
Class A2	B2	5.099	%(c)	09/25/35	626	457,740
Indymac Index Mortgage Loan Trust, Series 2006-AR14,
Class 1A1A	B3	0.321	%(c)	11/25/46	948	890,578
JPMorgan Mortgage Trust, Series 2004-A1, Class 1A1	Aaa	4.794	%(c)	02/25/34	2,453	2,342,951
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1	Aaa	5.022	%(c)	02/25/35	1,640	1,507,050
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A2	B-(d)	5.75%		01/25/36	7,621	6,347,536
JPMorgan Mortgage Trust, Series 2007-A1, Class 2A1	B2	3.632	%(c)	07/25/35	7,185	6,355,811
Lehman XS Trust, Series 2006-14N, Class 1A2	Ca	0.471	%(c)	09/25/46	797	169,826
Lehman XS Trust, Series 2006-16N, Class A4B	Ca	0.471	%(c)	11/25/46	786	216,963
Lehman XS Trust, Series 2006-GP2, Class 3A2	Ca	0.461	%(c)	06/25/46	704	144,507
Master Asset Backed Securities Trust, Series 2007-HE1,
Class A1	Baa2	0.311	%(c)	05/25/37	1,951	1,760,927
Master Asset Securitization Trust, Series 2003-7, Class 1A2	AAA(d)	5.50%		09/25/33	1,618	1,645,257
Mastr Reperforming Loan Trust, Series 2006-1,
Class 1A4, 144A	Ba3	8.00%		07/25/35	1,184	1,052,447
Merrill Lynch Alternative Note Asset, Series 2007-A2,
Class A3C	Caa3	0.531	%(c)	03/25/37	932	419,725
Merrill Lynch Mortgage Backed Securities Trust,
Series 2007-1, Class 2A1	CCC(d)	5.781	%(c)	04/25/37	1,589	1,108,181
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3,
Class 1A	Aaa	3.402	%(c)	05/25/33	3,534	3,086,633
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10,
Class A	A3	0.441	%(c)	02/25/36	3,840	2,630,637
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2	Aaa	2.887	%(c)	12/25/34	524	472,269
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	A1	1.231	%(c)	10/25/35	651	532,307
MLCC Mortgage Investors, Inc., Series 2005-3, Class 5A	Aaa	0.481	%(c)	11/25/35	3,105	1,917,273
Morgan Stanley Mortgage Loan Trust, Series 2006-12XS,
Class A6A	B3	5.726%		10/25/36	592	319,979
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX,
Class 2A3	Caa3	0.591	%(c)	04/25/37	1,689	650,478
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A4	Aa3	6.138%		03/25/47	700	557,732
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A6	Aa3	5.82%		03/25/47	700	551,487
Opteum Mortgage Acceptance Corp., Series 2005-3,
Class A1B	Aa2	0.491	%(c)	07/25/35	561	441,841
Prime Mortgage Trust, Series 2004-CL1, Class 1A2	AAA(d)	0.631	%(c)	02/25/34	634	575,352
Prime Mortgage Trust, Series 2004-CL1, Class 2A2	AAA(d)	0.631	%(c)	02/25/19	102	96,498
Residential Accredit Loans, Inc., Series 2007-QH4, Class A2	Caa2	0.461	%(c)	05/25/37	1,113	237,565
Residential Funding Mortgage Securities I, Series 2003-S9,
Class A1	Aaa	6.50%		03/25/32	192	192,321
Residential Funding Mortgage Securities I, Series 2005-SA4,
Class 1A21	B3	5.201	%(c)	09/25/35	6,372	4,473,335
Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z	NR	9.95%		08/01/17	40	43,684
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 3A1	Baa3	4.289	%(c)	01/25/35	6,382	5,058,882
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-17, Class 3A1	Ba1	5.245	%(c)	08/25/35	1,126	781,105
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-1, Class 8A1	CCC(d)	5.95	%(c)	02/25/36	613	371,100

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
RESIDENTIAL MORTGAGE-BACKED	Ratings†	Interest		Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Structured Asset Mortgage Investments, Inc.,
Series 2006-AR5, Class 1A2	B2	0.491	%(c)	05/25/46	$571	$160,606
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR5, Class 2A2	Caa3	0.491	%(c)	05/25/46	755	173,794
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR7, Class A1BG	Caa1	0.351	%(c)	08/25/36	4,573	2,166,445
Structured Asset Mortgage Investments, Inc.,
Series 2007-AR3, Class 1A1	Aa1	0.331	%(c)	09/25/47	5,746	5,426,782
Structured Asset Securities Corp., Series 2002-1A,
Class 4A	Aaa	2.92	%(c)	02/25/32	59	54,244
Structured Asset Securities Corp., Series 2003-40A,
Class 3A2	A2	3.046	%(c)	01/25/34	734	558,855
Structured Asset Securities Corp., Series 2006-11,
Class A1, 144A	AAA(d)	3.716	%(c)	10/25/35	2,512	2,064,326
Thornburg Mortgage Securities Trust, Series 2003-2,
Class A1	Aaa	0.911	%(c)	04/25/43	274	234,403
Thornburg Mortgage Securities Trust, Series 2006-5,
Class A1	A3	0.351	%(c)	10/25/46	8,495	8,330,722
Thornburg Mortgage Securities Trust, Series 2006-6,
Class A1	A3	0.341	%(c)	11/25/46	3,047	2,929,743
Washington Mutual Alternative Mortgage Pass-Through
Certificates, Series 2006-AR3, Class A1A	Caa1	1.514	%(c)	05/25/46	3,477	1,721,065
Washington Mutual Mortgage Pass-Through Certificates,
Series 2002-AR2, Class A	Aaa	2.509	%(c)	02/27/34	788	637,574
Washington Mutual Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A	Baa2	1.744	%(c)	11/25/42	417	273,812
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR1, Class 2A	Aaa	4.414	%(c)	02/25/33	31	24,548
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR9, Class 2A	Aaa	2.882	%(c)	09/25/33	453	448,654
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-R1, Class A1	Aaa	0.771	%(c)	12/25/27	7,082	5,317,582
Washington Mutual Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1B2	A1	0.74	%(c)	11/25/34	1,413	580,037
Washington Mutual Mortgage Pass-Through Certificates,
Series 2004-CB1, Class 4A	Aaa	6.00%		06/25/34	356	346,881
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1	Aa2	0.521	%(c)	10/25/45	3,164	2,266,206
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1B2	Baa3	0.641	%(c)	11/25/45	700	217,872
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR17, Class A1B2	Baa3	0.641	%(c)	12/25/45	700	251,382
Washington Mutual Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 1A1	CCC(d)	5.92	%(c)	09/25/36	908	688,785
Washington Mutual Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 1A1	CCC(d)	5.563	%(c)	12/25/36	260	184,440
Washington Mutual Mortgage Pass-Through Certificates,
Series 2006-AR17, Class 1A	Caa1	1.364	%(c)	12/25/46	1,572	880,108
Washington Mutual Mortgage Pass-Through Certificates,
Series 2006-AR17, Class 1A1A	Caa1	1.354	%(c)	12/25/46	2,177	1,209,384
Washington Mutual Mortgage Pass-Through Certificates,
Series 2006-AR17, Class 2A	Ba3	2.759	%(c)	12/25/46	534	309,213
Washington Mutual Mortgage Pass-Through Certificates,
Series 2006-AR18, Class 1A1	CCC(d)	5.28	%(c)	01/25/37	1,125	826,747
Washington Mutual Mortgage Pass-Through Certificates,
Series 2007-HY4, Class 1A1	CCC(d)	5.458	%(c)	04/25/37	3,420	2,344,198
Washington Mutual MSC Mortgage Pass-Through
Certificates, Series 2004-RA4, Class 2A	AAA(d)	6.50%		08/25/34	2,208	2,077,782

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
RESIDENTIAL MORTGAGE-BACKED	Ratings†	Interest		Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Wells Fargo Mortgage Backed Securities Trust,
Series 2003-17, Class 1A12	AAA(d)	5.25%		01/25/34	$44,091	$36,144,991
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-AA, Class A1	Aaa	4.979	%(c)	12/25/34	4,839	4,678,703
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-CC, Class A1	Aa3	4.957	%(c)	01/25/35	6,045	5,525,123
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR2, Class 2A1	A(d)	4.95	%(c)	03/25/36	3,951	3,266,398

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $468,222,545)						396,175,358

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.6%
Federal Home Loan Bank, Sr. Unsec’d. Notes		1.00%		12/28/11	3,300	3,286,147
Federal Home Loan Mortgage Corp., Notes		1.125%		06/01/11	30,300	30,403,990
Federal Home Loan Mortgage Corp., Notes		1.125%		12/15/11	4,300	4,286,640
Federal National Mortgage Assoc., Notes		5.953%		06/21/27	34,200	35,352,985
Residual Funding, PO Bonds		4.744	%(t)	10/15/19	7,600	4,876,669
Small Business Administration, Gov’t. Gtd. Notes		4.875%		09/10/13	5,401	5,617,852
Small Business Administration, Gov’t. Gtd. Notes		6.344%		08/01/11	859	902,266
Small Business Administration, Gov’t. Gtd. Notes		7.449%		08/01/10	149	154,239
Small Business Administration Participation Certificates,
Series 2003-20I, Class 1		5.13%		09/01/23	950	997,878
Small Business Administration Participation Certificates,
Series 2004-20F, Class 1		5.52%		06/01/24	6,450	6,800,274
Small Business Administration Participation Certificates,
Series 2007-20K, Class 1		5.51%		11/01/27	19,119	20,460,511
Small Business Administration Participation Certificates,
Series 2009-20E, Class 1		4.43%		05/01/29	21,612	22,032,392

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $130,161,226)						135,171,843

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 10.0%
Federal Home Loan Mortgage Corp.		4.82	%(c)	11/01/35	1,700	1,786,652
Federal Home Loan Mortgage Corp.		5.50%		12/01/34-04/01/39	30,509	32,011,933
Federal Home Loan Mortgage Corp.		5.50%		TBA	99,000	103,702,500
Federal Home Loan Mortgage Corp.		6.00%		02/01/16-02/01/34	3,145	3,367,454
Federal Home Loan Mortgage Corp.		6.00%		TBA	156,000	165,408,672
Federal National Mortgage Assoc.		1.832	%(c)	06/01/43	2,631	2,622,912
Federal National Mortgage Assoc.		2.575	%(c)	01/01/24	1	1,364
Federal National Mortgage Assoc.		3.11	%(c)	08/01/35	4,102	4,178,835
Federal National Mortgage Assoc.		3.343	%(c)	08/01/29	113	114,730
Federal National Mortgage Assoc.		3.731	%(c)	05/01/36	6,867	7,098,734
Federal National Mortgage Assoc.		3.975	%(c)	05/01/36	58	60,214
Federal National Mortgage Assoc.		4.19	%(c)	11/01/35	2,171	2,253,694
Federal National Mortgage Assoc.		4.523	%(c)	01/01/28	92	94,964
Federal National Mortgage Assoc.		4.585	%(c)	12/01/36	1,357	1,400,899
Federal National Mortgage Assoc.		4.896	%(c)	07/01/37	732	758,001
Federal National Mortgage Assoc.		4.972	%(c)	06/01/35	1,052	1,098,240
Federal National Mortgage Assoc.		5.00%		TBA	2,600	2,667,844
Federal National Mortgage Assoc.		5.383	%(c)	01/01/36	1,544	1,636,315
Federal National Mortgage Assoc.		5.50%		08/01/16-12/01/38	200,680	210,788,410
Federal National Mortgage Assoc.		5.50%		TBA	35,000	36,635,165
Federal National Mortgage Assoc.		6.00%		05/01/11-10/01/38	204,320	216,858,464
Federal National Mortgage Assoc.(k)		6.00%		11/01/27	17,685	18,877,645
Federal National Mortgage Assoc.		6.00%		TBA	10,000	10,590,620

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

				Principal
U.S. GOVERNMENT MORTGAGE-BACKED	Interest		Maturity	Amount	Value
OBLIGATIONS (Continued)	Rate		Date	(000)#	(Note 2)

Federal National Mortgage Assoc.	6.50%		09/01/16	$298	$319,672
Federal National Mortgage Assoc.	6.50%		TBA	5,000	5,354,690
Government National Mortgage Assoc.	3.625	%(c)	08/20/23-07/20/30	1,050	1,074,947
Government National Mortgage Assoc.	3.75	%(c)	01/20/32-02/20/32	1,553	1,591,345
Government National Mortgage Assoc.	4.125	%(c)	10/20/23-11/20/29	1,531	1,565,533
Government National Mortgage Assoc.	4.375	%(c)	03/20/17-05/20/30	1,441	1,479,897
Government National Mortgage Assoc.	6.00%		10/15/31-05/15/37	5,494	5,815,756
Government National Mortgage Assoc.	6.00%		TBA	3,000	3,169,686
Government National Mortgage Assoc.	7.00%		02/15/24	8	9,247

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
(cost $831,732,458)					844,395,034

U.S. TREASURY OBLIGATIONS — 22.1%
U.S. Treasury Bonds	3.50%		02/15/39	28,900	23,670,892
U.S. Treasury Bonds	4.25%		05/15/39	99,260	93,118,006
U.S. Treasury Bonds	4.375%		02/15/38-11/15/39	78,700	75,387,217
U.S. Treasury Bonds	4.50%		05/15/38-08/15/39	98,100	95,923,197
U.S. Treasury Bonds	4.75%		02/15/37	2,300	2,350,312
U.S. Treasury Bonds	5.375%		02/15/31	3,900	4,310,721
U.S. Treasury Notes	1.00%		08/31/11-09/30/11	579,800	580,046,428
U.S. Treasury Notes(k)(l)	1.00%		07/31/11	851,300	852,596,530
U.S. Treasury Notes(k)	1.00%		10/31/11	29,200	29,173,720
U.S. Treasury Notes	1.125%		06/30/11	264	265,072
U.S. Treasury Notes	2.625%		12/31/14	51,200	51,052,032
U.S. Treasury Notes	2.75%		11/30/16	54,200	52,180,183

TOTAL U.S. TREASURY OBLIGATIONS
(cost $1,877,610,559)					1,860,074,310

				Shares

COMMON STOCKS
Financial Services
CIT Group, Inc.*				1	20
Citigroup, Inc.				1	4

TOTAL COMMON STOCKS
(cost $26)					24

PREFERRED STOCKS — 0.2%
Automobile Manufacturers
General Motors Corp. (Class B Stock) 5.25%, CVT				68,000	391,850

Insurance — 0.2%
American International Group, Inc., 8.50%, CVT				1,100,606	12,469,866

TOTAL PREFERRED STOCKS
(cost $38,001,782)					12,861,716

TOTAL LONG-TERM INVESTMENTS
(cost $5,656,524,429)					5,556,992,873

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS — 37.6%	(000)#	(Note 2)

REPURCHASE AGREEMENTS — 19.1%
Banc of America Securities LLC, 0.01%, dated 12/31/09, due 01/04/10 in the amount of $213,100,237
(cost $213,100,000; collateralized by $171,407,000 U.S. Treasury Bonds, 6.875%, maturity date 08/15/25;
the value of collateral plus interest was $222,052,412)	$213,100	$213,100,000
Banc of America Securities LLC, 0.10%, dated 12/15/09, due 01/15/10 in the amount of $22,001,833(g)
(cost $22,000,000; collateralized by $22,638,000 U.S. Treasury Notes, 1.50%, maturity date 12/31/13;
the value of collateral plus interest was $22,047,290)	22,000	22,000,000
Barclays Capital, Inc., 0.10%, dated 12/17/09, due 01/19/10 in the amount of $50,004,583(g)
(cost $50,000,000; collateralized by $51,610,000 Federal Home Loan Mortgage Corp., 0.11%,
maturity date 11/09/11*)	50,000	50,000,000
Barclays Capital, Inc., 0.11%, dated 12/03/09, due 01/04/10 in the amount of $40,003,789(g)
(cost $40,000,000; collateralized by $40,165,000 Federal Home Loan Mortgage Corp., 4.34%,
maturity date 12/18/17*)	40,000	40,000,000
Barclays Capital, Inc., 0.12%, dated 12/16/09, due 01/04/10 in the amount of $89,005,637(g)
(cost $89,000,000; collateralized by $91,865,000 Federal Home Loan Mortgage Corp., 0.11%,
maturity date 11/09/11*)	89,000	89,000,000
*The value of collateral plus interest in aggregate was $183,135,729.
Deutsche Bank Securities, Inc., 0.09%, dated 12/21/09, due 01/05/10 in the amount of $79,102,769(g)
(cost $79,100,000; collateralized by $79,200,000 Federal National Mortgage Assoc., 2.40%,
maturity date 08/24/12; the value of collateral plus interest was $80,454,264)	79,100	79,100,000
Goldman Sachs & Co., Inc. (The), 0.10%, dated 12/14/09, due 01/14/10 in the amount of $52,004,333(g)
(cost $52,000,000; collateralized by $53,851,000 Government National Mortgage Assoc., 5.00%,
maturity date 07/15/39; the value of collateral plus interest was $52,926,114)	52,000	52,000,000
Goldman Sachs & Co., Inc. (The), 0.10%, dated 12/22/09, due 01/06/10 in the amount of $85,303,317(g)
(cost $85,300,000; collateralized by $86,656,000 Government National Mortgage Assoc., 5.00%,
maturity date 07/15/39; the value of collateral plus interest was $87,090,794)	85,300	85,300,000
Goldman Sachs & Co., Inc. (The), 0.11%, dated 12/03/09, due 01/05/10 in the amount of $61,006,151(g)
(cost $61,000,000; collateralized by $72,388,000 Federal National Mortgage Assoc., 5.00%,
maturity date 04/01/38; the value of collateral plus interest was $61,407,691)	61,000	61,000,000
JPMorgan Securities, Inc., (0.02%), dated 12/31/09, due 01/04/10 in the amount of $22,999,949
(cost $23,000,000; collateralized by $22,385,900 U.S. Treasury Notes, 3.125%, maturity date 08/31/13;
the value of collateral plus interest was $23,506,606)	23,000	23,000,000
JPMorgan Securities, Inc., 0.10%, dated 12/16/09, due 01/08/10 in the amount of $58,003,544(g)
(cost $58,000,000; collateralized by $48,375,000 Federal Home Loan Mortgage Corp., 5.25%,
maturity date 12/13/22; and also collateralized by $10,104,000, Federal National Mortgage Assoc.,
4.875%, maturity date 05/28/24, the value of collateral plus accrued interest was $58,819,673)	58,000	58,000,000
Morgan Stanley & Co., Inc., 0.00%, dated 12/31/09, due 01/04/10 in the amount of $672,100,000
(cost $672,100,000; collateralized by $591,150,000 U.S. Treasury Inflationary Indexed Bonds, 2.625%,
maturity date 07/15/17**)	672,100	672,100,000
Morgan Stanley & Co., Inc., 0.11%, dated 12/07/09, due 01/11/10 in the amount of $53,005,506(g)
(cost $53,000,000; collateralized by $53,985,000 Federal Farm Credit Bank, 2.97%, maturity date
12/02/14**)	53,000	53,000,000
Morgan Stanley & Co., Inc., 0.12%, dated 12/01/09, due 01/04/10 in the amount of $53,005,830(g)
(cost $53,000,000; collateralized by $23,705,000 Federal Farm Credit Bank, 6.00%,
maturity date 10/27/23; and also collateralized by $29,500,000, Federal Home Loan Bank, 5.00%,
maturity date 04/27/29**)	53,000	53,000,000
Morgan Stanley & Co., Inc., 0.12%, dated 12/01/09, due 01/04/10 in the amount of $53,006,007(g)
(cost $53,000,000; collateralized by $52,920,000 Federal Home Loan Bank, 4.90%,
maturity date 01/29/24**)	53,000	53,000,000
**The value of collateral plus interest in aggregate was $844,185,635.
TOTAL REPURCHASE AGREEMENTS
(cost $1,603,600,000)		1,603,600,000

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

			Principal
	Interest	Maturity	Amount	Value
U.S. TREASURY OBLIGATIONS(n) — 11.0%	Rate	Date	(000)#	(Note 2)

U.S. Treasury Bills	0.001%	06/07/10	$50,000	$49,999,950
U.S. Treasury Bills	0.01%	01/28/10	46,000	45,999,655
U.S. Treasury Bills	0.02%	02/11/10	85,000	84,998,523
U.S. Treasury Bills	0.025%	03/11/10	210,250	210,232,760
U.S. Treasury Bills(l)	0.04%	03/18/10	123,660	123,647,510
U.S. Treasury Bills	0.046%	03/11/10	360	359,971
U.S. Treasury Bills	0.05%	03/18/10	1,540	1,539,844
U.S. Treasury Bills(k)(l)	0.06%	03/04/10	361,000	360,973,286
U.S. Treasury Bills(l)	0.065%	03/25/10	690	689,928
U.S. Treasury Bills(k)	0.11%	04/01/10	45,900	45,893,345
U.S. Treasury Bills	0.181%	04/10/10	268	267,961
U.S. Treasury Bills	0.186%	04/10/10	2,519	2,518,635
U.S. Treasury Bills	0.26%	02/25/10	290	289,997

TOTAL U.S. TREASURY OBLIGATIONS
(cost $927,402,279)				927,411,365

U.S. GOVERNMENT AGENCY OBLIGATIONS(n)— 7.3%
Federal Home Loan Bank	0.035%	01/04/10	103,000	102,999,700
Federal Home Loan Bank	0.04%	01/13/10	47,000	46,999,373
Federal Home Loan Bank	0.05%	01/08/10	174,000	173,998,308
Federal Home Loan Bank	0.05%	01/22/10	25,600	25,599,253
Federal Home Loan Bank	0.055%	01/22/10	65,000	64,997,915
Federal Home Loan Bank	0.055%	02/24/10	9,900	9,899,705
Federal Home Loan Bank	0.11%	02/05/10	17,000	16,998,182
Federal Home Loan Mortgage Corp.	0.065%	02/19/10	28,200	28,197,505
Federal Home Loan Mortgage Corp.	0.11%	03/15/10	87,000	86,991,561
Federal National Mortgage Assoc.	0.05%	01/13/10	15,000	14,999,750
Federal National Mortgage Assoc.	0.07%	02/01/10	1,400	1,399,916
Federal National Mortgage Assoc.	0.07%	02/04/10	45,000	44,997,025

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $618,066,704)				618,078,193

			Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 0.2%
Dryden Core Investment Fund – Taxable Money Market Series
(cost $17,282,852)(w) (Note 4)			17,282,852	17,282,852

TOTAL SHORT-TERM INVESTMENTS
(cost $3,166,351,835)				3,166,372,410

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITY SOLD SHORT—103.6%
(cost $8,822,876,264)				8,723,365,283

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

			Contracts/
			Notional
			Amount	Value
OPTIONS WRITTEN* — (0.2)%	Counterparty		(000)#	(Note 2)

Call Options
10 Year Euro-Bund Futures,
expiring 02/26/10, Strike Price $125.00		EUR	5,400	$(9,289)
10 Year U.S. Treasury Note Futures,
expiring 02/19/10, Strike Price $117.50			$5,900	(22,125)
expiring 02/19/10, Strike Price $120.00			179,400	(84,094)
expiring 02/19/10, Strike Price $121.00			59,600	(9,313)
Currency Option USD vs JPY,
expiring 02/19/10 @ FX Rate 95.00	Citibank		9,600	(108,768)
Interest Rate Swap Options,
expiring 02/17/10 @ 2.50%	Barclays Capital Fixed, Inc.	EUR	14,400	(5,293)
expiring 02/17/10 @ 2.80%	Morgan Stanley		63,000	(9,255)
expiring 02/17/10 @ 3.25%	Citibank		49,100	(13,369)
expiring 02/17/10 @ 3.25%	Morgan Stanley		86,000	(23,416)
expiring 04/19/10 @ 2.75%	BNP Paribas		49,500	(38,143)
expiring 04/19/10 @ 2.75%	Credit Suisse First Boston Corp.		4,800	(3,600)
expiring 04/19/10 @ 2.75%	Deutsche Bank		2,900	(2,175)
expiring 04/19/10 @ 3.25%	Barclays Capital Fixed, Inc.		14,000	(23,747)
expiring 04/19/10 @ 3.25%	BNP Paribas		92,700	(157,241)
expiring 04/19/10 @ 3.25%	Credit Suisse First Boston Corp.		26,600	(45,120)
expiring 04/19/10 @ 3.25%	Deutsche Bank		139,600	(236,795)
expiring 04/19/10 @ 3.25%	Morgan Stanley		9,100	(15,436)

				(807,179)

Put Options — (0.2)%
10 Year Euro-Bund Futures,
expiring 02/26/10, Strike Price $121.00		EUR	5,400	(78,186)
10 Year U.S. Treasury Note Futures,
expiring 02/19/10, Strike Price $114.00			5,900	(35,953)
expiring 02/19/10, Strike Price $115.00			54,500	(527,969)
expiring 02/19/10, Strike Price $116.00			58,900	(846,687)
Currency Option USD vs JPY,
expiring 02/19/10 @ FX Rate 88.00	Citibank		9,600	(43,296)
Interest Rate Swap Options,
expiring 02/17/10 @ 4.00%	Citibank		49,100	(799,061)
expiring 02/17/10 @ 4.00%	Morgan Stanley		86,000	(1,399,577)
expiring 04/19/10 @ 4.00%	BNP Peregrine Prime		49,500	(529,702)
expiring 04/19/10 @ 4.00%	Deutsche Bank		2,900	(30,757)
expiring 04/19/10 @ 4.25%	Barclays Capital Fixed, Inc.		18,500	(345,285)
expiring 04/19/10 @ 4.25%	BNP Peregrine Prime		222,200	(4,147,159)
expiring 04/19/10 @ 4.25%	Credit Suisse First Boston Corp.		26,600	(496,465)
expiring 04/19/10 @ 4.25%	Deutsche Bank		361,800	(6,752,665)
expiring 04/19/10 @ 4.25%	Citibank		26,000	(485,266)
expiring 04/19/10 @ 4.25%	Morgan Stanley		15,000	(279,961)
expiring 04/19/10 @ 4.25%	Royal Bank of Scotland		53,800	(1,004,128)
expiring 04/19/10 @ 5.00%	Deutsche Bank		9,300	(35,347)
expiring 04/19/10 @ 5.00%	Morgan Stanley		4,400	(16,723)
expiring 04/19/10 @ 5.00%	Royal Bank of Scotland		40,500	(153,931)
expiring 06/15/10 @ 5.00%	Barclays Capital Fixed, Inc.		80,000	(100,690)
expiring 06/15/10 @ 5.00%	BNP Peregrine Prime		198,000	(249,207)
expiring 06/15/10 @ 5.00%	Deutsche Bank		17,000	(21,397)
expiring 06/15/10 @ 5.00%	Royal Bank of Scotland		248,000	(312,137)
expiring 07/10/12 @ 10.00%	Morgan Stanley		41,600	(1,365,147)
expiring 08/31/10 @ 5.50%	Barclays Bankd PLC		13,000	(23,345)
expiring 08/31/10 @ 5.50%	Royal Bank of Scotland		11,000	(19,753)
expiring 08/31/10 @ 6.00%	Royal Bank of Scotland		11,000	(21,201)
expiring 08/31/10 @ 6.00%	Royal Bank of Scotland		59,000	(238,338)

				(20,359,333)

TOTAL OPTIONS WRITTEN
(premiums received $25,705,721)				(21,166,512)

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

			Principal
	Interest	Maturity	Amount	Value
SECURITY SOLD SHORT	Rate	Date	(000)#	(Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION
Federal National Mortgage Assoc.
(proceeds received $3,115,781)	5.00%	TBA	$3,000	$(3,067,032)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITY SOLD SHORT(o)—103.4%
(cost $8,794,054,762)				8,699,131,739
Other liabilities in excess of other assets(x)— (3.4)%				(281,713,346)

NET ASSETS — 100.0%				$8,417,418,393

The following abbreviations are used in the Portfolio descriptions:
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AMBAC	American Municipal Bond Assurance Corporation
CVT	Convertible Security
FDIC	Federal Deposit Insurance Corp.
FHLMC	Federal Home Loan Mortgage Corp.
FSA	Financial Security Assurance
FSB	Federal Savings Bank
MBIA	Municipal Bond Investors Assurance Company
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PO	Principal Only Securities
TBA	To Be Announced
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	United States Dollar
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(e)	Represents all or partial amount utilized in the Municipal Tender Option Bond transaction. The aggregated principal amount of the inverse floaters and the floating rate notes (included in Liabilities) are $1,750,000 and $1,750,000, respectively.
(g)	Indicates a security or securities that have been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Security segregated as collateral for futures contracts.
(l)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2009, 5 securities representing $45,491,894 and 0.5% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(r)	Less than $1,000 par.
(t)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2009.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

Futures contracts open at December 31, 2009:
					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions:
8,192	90 Day Euro Dollar	Mar 10	$2,028,389,862	$2,040,729,600	$12,339,738
4,310	90 Day Euro Dollar	Jun 10	1,064,421,775	1,070,173,000	5,751,225
594	90 Day Euro Dollar	Dec 10	145,438,800	146,227,950	789,150
185	90 Day Euro Dollar	Sep 11	45,256,963	45,741,250	484,287
179	90 Day Euro EURIBOR	Mar 10	63,060,741	63,660,510	599,769
45	90 Day Sterling	Mar 10	8,905,380	9,023,695	118,315
99	90 Day Sterling	Jun 10	19,572,153	19,788,167	216,014
99	90 Day Sterling	Sep 10	19,511,447	19,694,223	182,776
37	90 Day Sterling	Dec 10	7,278,318	7,319,381	41,063
2,205	2 Year U.S. Treasury Notes	Mar 10	479,104,530	476,865,704	(2,238,826)
1,235	5 Year Euro-Bobl	Mar 10	206,372,725	204,768,124	(1,604,601)
4	5 Year U.S. Treasury Notes	Mar 10	469,031	457,531	(11,500)
551	10 Year Euro-Bund	Mar 10	97,226,578	95,726,149	(1,500,429)
1,894	10 Year U.S. Treasury Notes	Mar 10	225,271,844	218,668,219	(6,603,625)

					$8,563,356

Forward foreign currency exchange contracts outstanding at December 31, 2009:

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Date Payable	Value	(Depreciation)

Australian Dollar,
Expiring 01/11/10	Royal Bank of
	Scotland	AUD	10,941	$10,144,496	$9,816,500	$(327,996)
Brazilian Real,
Expiring 02/02/10	Hong Kong
	& Shanghai Bank	BRL	5,074	2,753,000	2,893,375	140,375
Expiring 02/02/10	Royal Bank of
	Scotland	BRL	43,261	23,275,982	24,669,884	1,393,902
British Pound,
Expiring 01/13/10	Goldman Sachs
	& Co., Inc.	GBP	1,611	2,577,584	2,601,881	24,297
Expiring 01/13/10	Goldman Sachs
	& Co., Inc.	GBP	225	359,997	363,391	3,394
Expiring 01/13/10	Merrill Lynch	GBP	800	1,274,791	1,292,057	17,266
Canadian Dollar,
Expiring 01/20/10	JPMorgan Securities	CAD	300	286,236	286,854	618
Expiring 01/21/10	JPMorgan Securities	CAD	712	668,854	680,800	11,946
Chinese Yuan,
Expiring 03/29/10	Barclays Capital Group	CNY	5,119	758,000	750,458	(7,542)
Expiring 03/29/10	Hong Kong
	& Shanghai Bank	CNY	3,079	454,800	451,408	(3,392)
Expiring 03/29/10	Hong Kong
	& Shanghai Bank	CNY	2,052	303,200	300,805	(2,395)
Expiring 03/29/10	JPMorgan Securities	CNY	15,697	2,322,000	2,301,279	(20,721)
Expiring 03/29/10	JPMorgan Securities	CNY	7,854	1,161,000	1,151,491	(9,509)
Expiring 03/29/10	JPMorgan Securities	CNY	5,128	758,000	751,791	(6,209)
Expiring 03/29/10	JPMorgan Securities	CNY	2,564	379,000	375,896	(3,104)
Expiring 08/25/10	Hong Kong
	& Shanghai Bank	CNY	6,670	1,000,000	981,354	(18,646)

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Date Payable	Value	(Depreciation)

Chinese Yuan (cont’d.),
Expiring 08/25/10	Hong Kong
	& Shanghai Bank	CNY	6,638	$996,000	$976,696	$(19,304)
Expiring 08/25/10	Hong Kong
	& Shanghai Bank	CNY	5,035	740,750	740,780	30
Expiring 08/25/10	Hong Kong
	& Shanghai Bank	CNY	5,033	740,750	740,562	(188)
Expiring 08/25/10	JPMorgan Securities	CNY	55,106	8,182,000	8,107,690	(74,310)
Expiring 08/25/10	JPMorgan Securities	CNY	7,995	1,176,000	1,176,306	306
Expiring 08/25/10	JPMorgan Securities	CNY	6,669	1,000,000	981,134	(18,866)
Expiring 08/25/10	JPMorgan Securities	CNY	5,034	740,750	740,671	(79)
Expiring 08/25/10	JPMorgan Securities	CNY	5,034	740,750	740,671	(79)
Expiring 08/25/10	JPMorgan Securities	CNY	1,576	232,000	231,941	(59)
Expiring 08/25/10	Morgan Stanley	CNY	15,773	2,323,000	2,320,700	(2,300)
Expiring 08/25/10	Morgan Stanley	CNY	6,665	1,000,000	980,619	(19,381)
Expiring 08/25/10	Morgan Stanley	CNY	3,358	494,000	494,020	20
Expiring 11/17/10	Citibank	CNY	7,794	1,175,000	1,150,217	(24,783)
Expiring 11/17/10	Deutsche Bank	CNY	7,654	1,154,000	1,129,574	(24,426)
Expiring 11/17/10	Deutsche Bank	CNY	6,353	960,000	937,556	(22,444)
Expiring 11/17/10	Deutsche Bank	CNY	4,141	625,697	611,069	(14,628)
Expiring 11/17/10	Deutsche Bank	CNY	1,958	295,000	288,974	(6,026)
Expiring 11/17/10	Morgan Stanley	CNY	3,958	598,000	584,019	(13,981)
Expiring 11/17/10	Morgan Stanley	CNY	3,956	598,000	583,843	(14,157)
Expiring 11/23/10	Barclays Capital Group	CNY	2,824	426,000	416,852	(9,148)
Expiring 11/23/10	Barclays Capital Group	CNY	1,978	298,000	292,019	(5,981)
Euro,
Expiring 01/26/10	Deutsche Bank	EUR	1,000	1,434,580	1,433,512	(1,068)
Expiring 01/26/10	JPMorgan Securities	EUR	500	716,207	716,756	549
Indonesian Rupiah,
Expiring 01/22/10	Barclays Capital
	Group	IDR	13,450,400	1,376,000	1,425,258	49,258
Expiring 10/07/10	Citibank	IDR	28,957,425	2,850,000	2,905,103	55,103
Expiring 10/07/10	Citibank	IDR	23,901,983	2,380,000	2,397,925	17,925
Expiring 10/07/10	Royal Bank of Scotland	IDR	8,237,700	810,000	826,433	16,433
Expiring 10/07/10	UBS Securities	IDR	13,807,287	1,390,000	1,385,192	(4,808)
Malaysian Ringgit,
Expiring 02/12/10	Barclays Capital Group	MYR	1,415	413,787	412,594	(1,193)
Expiring 02/12/10	Barclays Capital Group	MYR	834	242,556	243,144	588
Expiring 02/12/10	Deutsche Bank	MYR	830	245,643	242,049	(3,594)
Expiring 02/12/10	Deutsche Bank	MYR	830	244,666	242,049	(2,617)
Expiring 02/12/10	Deutsche Bank	MYR	830	245,707	241,969	(3,738)
Expiring 02/12/10	Deutsche Bank	MYR	815	242,379	237,596	(4,783)
Expiring 02/12/10	Hong Kong
	& Shanghai Bank	MYR	10,561	3,060,000	3,078,832	18,832
Expiring 02/12/10	JPMorgan Securities	MYR	1,047	305,775	305,348	(427)
Expiring 06/14/10	Barclays Capital Group	MYR	7,684	2,210,000	2,229,521	19,521
Expiring 06/14/10	Deutsche Bank	MYR	7,718	2,220,000	2,239,287	19,287
Expiring 06/14/10	Morgan Stanley	MYR	667	194,767	193,662	(1,105)

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Date Payable	Value	(Depreciation)

Mexican Peso,
Expiring 04/22/10	Royal Bank of
	Scotland	MXN	37,054	$2,761,918	$2,794,301	$32,383
New Taiwanese Dollar,
Expiring 06/16/10	Deutsche Bank	TWD	19,432	610,957	626,439	15,482
Expiring 06/16/10	Morgan Stanley	TWD	21,369	673,370	688,892	15,522
Expiring 10/12/10	Barclays Capital Group	TWD	6,848	218,961	223,062	4,101
Expiring 10/12/10	Citibank	TWD	18,942	603,825	617,003	13,178
Expiring 10/12/10	Citibank	TWD	1,380	44,398	44,948	550
Singapore Dollar,
Expiring 02/11/10	JPMorgan Securities	SGD	879	633,217	625,364	(7,853)
Expiring 03/17/10	Barclays Capital Group	SGD	1,192	858,000	847,463	(10,537)
Expiring 03/17/10	Morgan Stanley	SGD	905	650,237	643,662	(6,575)
Expiring 03/17/10	Royal Bank of
	Scotland	SGD	488	350,666	346,945	(3,721)
Expiring 06/16/10	Citibank	SGD	1,482	1,068,755	1,053,402	(15,353)
South Korean Won,
Expiring 02/11/10	Citibank	KRW	684,756	579,909	587,282	7,373
Expiring 02/11/10	Citibank	KRW	683,025	578,933	585,797	6,864
Expiring 02/11/10	Deutsche Bank	KRW	2,812,074	2,390,000	2,411,779	21,779
Expiring 02/11/10	Morgan Stanley	KRW	1,305,582	1,110,000	1,119,734	9,734
Expiring 02/11/10	UBS Securities	KRW	4,564,044	3,880,000	3,914,358	34,358
Expiring 07/28/10	Barclays Capital Group	KRW	390,000	329,114	331,936	2,822
Expiring 07/28/10	Deutsche Bank	KRW	387,232	324,505	329,580	5,075
Expiring 07/28/10	Deutsche Bank	KRW	386,775	327,831	329,191	1,360
Expiring 07/28/10	Morgan Stanley	KRW	643,009	543,702	547,277	3,575
Expiring 08/27/10	Barclays Capital Group	KRW	11,373,551	9,543,972	9,667,893	123,921
Expiring 08/27/10	Morgan Stanley	KRW	1,539,115	1,307,326	1,308,298	972
Expiring 11/12/10	Barclays Capital Group	KRW	692,153	591,180	586,434	(4,746)
Expiring 11/12/10	Citibank	KRW	378,367	324,013	320,575	(3,438)

				$123,859,493	$125,202,982	$1,343,489

			Notional			Unrealized
			Amount	Value at Settlement	Current	Appreciation
Sale Contracts	Counterparty		(000)	Date Receivable	Value	(Depreciation)

Australian Dollar,
Expiring 01/11/10	Royal Bank of
	Scotland	AUD	172	$156,351	$154,322	$2,029
Expiring 01/11/10	Royal Bank of
	Scotland	AUD	172	156,351	154,322	2,029
British Pound,
Expiring 01/13/10	Citibank	GBP	21,972	36,543,259	35,489,081	1,054,178
Expiring 01/13/10	Goldman Sachs
	& Co., Inc.	GBP	5,161	8,384,169	8,335,387	48,782

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional			Unrealized
Sale Contracts			Amount	Value at Settlement	Current	Appreciation
(continued)	Counterparty		(000)	Date Receivable	Value	(Depreciation)

Chinese Yuan,
Expiring 03/29/10	Barclays Capital Group	CNY	2,890	$426,000	$423,666	$2,334
Expiring 03/29/10	Barclays Capital Group	CNY	2,023	298,000	296,520	1,480
Expiring 03/29/10	Citibank	CNY	7,973	1,175,000	1,168,907	6,093
Expiring 03/29/10	Deutsche Bank	CNY	7,835	1,154,000	1,148,609	5,391
Expiring 03/29/10	Deutsche Bank	CNY	6,515	960,000	955,093	4,907
Expiring 03/29/10	Deutsche Bank	CNY	4,141	610,207	607,088	3,119
Expiring 03/29/10	Deutsche Bank	CNY	2,002	295,000	293,535	1,465
Expiring 03/29/10	Morgan Stanley	CNY	4,058	598,000	594,943	3,057
Expiring 03/29/10	Morgan Stanley	CNY	4,057	598,000	594,768	3,232
Euro,
Expiring 01/26/10	Citibank	EUR	6,449	9,200,569	9,244,718	(44,149)
Expiring 01/26/10	Royal Bank of
	Scotland	EUR	2,000	2,904,160	2,867,023	37,137
Expiring 01/26/10	UBS Securities	EUR	2,000	2,871,780	2,867,024	4,756
Expiring 02/18/10	Royal Bank of
	Scotland	EUR	28,433	42,196,848	40,757,455	1,439,393
Expiring 03/17/10	Goldman Sachs
	& Co., Inc.	EUR	23,235	33,750,120	33,304,628	445,492
Japanese Yen,
Expiring 01/14/10	Credit Suisse First
	Boston Corp.	JPY	226	2,560	2,426	134
Expiring 01/14/10	Goldman Sachs
	& Co., Inc.	JPY	10	112	107	5
Expiring 01/25/10	BNP Paribas	JPY	1,223,774	13,634,985	13,141,550	493,435

				$155,915,471	$152,401,172	$3,514,299

Interest rate swap agreements outstanding at December 31, 2009:

							Upfront
			Notional				Premiums	Unrealized
	Termination		Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date		(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Morgan Stanley Capital
Services, Inc.(1)	12/16/10		$321,100	3.00%	3 month LIBOR	$7,294,538	$5,193,258	$2,101,280
Royal Bank of
Scotland PLC(1)	12/16/10		383,900	3.00%	3 month LIBOR	8,677,892	1,835,358	6,842,534
Deutsche Bank
AG(1)	06/15/11	AUD	106,200	4.50%	3 month Australian Bank Bill rate	(595,400)	(266,587)	(328,813)
UBS AG(1)	09/15/12	AUD	53,300	6.00%	6 month Australian Bank Bill rate	301,577	—	301,577
Barclays Bank
PLC(1)	01/04/10	BRL	17,200	11.36%	Brazilian interbank lending rate	31,455	—	31,455
Barclays Bank
PLC(1)	01/02/12	BRL	2,400	10.60%	Brazilian interbank lending rate	(14,591)	—	(14,591)
HSBC Bank USA,
N.A.(1)	01/02/12	BRL	1,200	14.77%	Brazilian interbank lending rate	52,269	5,361	46,908
HSBC Bank USA,
N.A.(1)	01/02/12	BRL	2,200	10.61%	Brazilian interbank lending rate	(13,116)	—	(13,116)

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

							Upfront
			Notional				Premiums	Unrealized
	Termination		Amount	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date		(000)#	Rate	Rate	Value	(Received)	(Depreciation)

Merrill Lynch & Co.(1)	01/04/10	BRL	15,800	11.43%	Brazilian interbank lending rate	$44,740	$—	$44,740
Merrill Lynch & Co.(1)	01/02/12	BRL	20,800	11.98%	Brazilian interbank lending rate	189,101	—	189,101
Merrill Lynch & Co.(1)	01/02/12	BRL	26,900	12.54%	Brazilian interbank lending rate	464,115	(95,506)	559,621
Merrill Lynch & Co.(1)	01/02/12	BRL	4,200	14.77%	Brazilian interbank lending rate	182,940	11,609	171,331
Merrill Lynch & Co.(1)	01/04/10	BRL	5,700	12.95%	Brazilian interbank lending rate	134,096	(552)	134,648
Morgan Stanley
Capital Services, Inc.(1)	01/04/10	BRL	13,800	12.78%	Brazilian interbank lending rate	290,147	(1,817)	291,964
Morgan Stanley
Capital Services, Inc.(1)	01/04/10	BRL	10,900	12.67%	Brazilian interbank lending rate	176,294	(1,852)	178,146
UBS AG(1)	01/02/12	BRL	24,000	10.58%	Brazilian interbank lending rate	(404,516)	(215,743)	(188,773)
UBS AG(1)	01/02/12	BRL	26,200	12.54%	Brazilian interbank lending rate	452,039	(7,304)	459,343
UBS AG(1)	01/04/10	BRL	10,900	12.41%	Brazilian interbank lending rate	172,005	(2,277)	174,282
Barclays Bank PLC(1)	06/16/15	EUR	336,100	3.00%	6 month EURIBOR	(2,050,275)	839,244	(2,889,519)
BNP Paribas(1)	03/18/12	EUR	7,100	4.50%	6 month EURIBOR	1,001,035	(83,945)	1,084,980
Deutsche Bank AG(1)	06/16/15	EUR	213,900	3.00%	6 month EURIBOR	(1,310,125)	90,859	(1,400,984)
Barclays Bank PLC(1)	10/15/10	EUR	5,300	2.10%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	261,523	470	261,053
BNP Paribas(1)	10/15/10	EUR	1,200	2.09%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	59,056	(7)	59,063
UBS AG(1)	10/15/10	EUR	1,200	2.15%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	72,103	—	72,103

						$15,468,902	$7,300,569	$8,168,333

(1) Portfolio pays the floating rate and receives the fixed rate.
# Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2009:

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount#	Fixed	Floating	Fair	Paid	Appreciation
Counterparty	Date	(000)(4)	Rate	Rate	Value(3)	(Received)	(Depreciation)

Credit default swaps on credit indices – Sell Protection(1)

Deutsche Bank AG	12/20/14	$5,300	5.00%	Dow Jones CDX EM Index	$570,067	$523,053	$47,014
Citigroup, Inc.	06/20/12	15,022	0.36%	Dow Jones CDX HY-8 Index	(2,151)	—	(2,151)
Citigroup, Inc.	06/20/12	4,815	0.36%	Dow Jones CDX HY-8 Index	(95)	—	(95)
Citigroup, Inc.	06/20/12	4,044	0.40%	Dow Jones CDX HY-8 Index	4,011	—	4,011
Deutsche Bank AG	06/20/13	5,208	0.53%	Dow Jones CDX IG 10 5Y Index	67,596	—	67,596
Barclays Bank PLC	12/20/12	38,291	0.76%	Dow Jones CDX IG 9 5Y Index	702,392	—	702,392
Deutsche Bank AG	12/20/12	25,463	0.71%	Dow Jones CDX IG 9 5Y Index	427,380	—	427,380

					$1,769,200	$523,053	$1,246,147

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Credit default swap agreements outstanding at December 31, 2009 (continued):

					Implied
					Credit		Upfront
		Notional			Spread at		Premiums	Unrealized
	Termination	Amount#	Fixed	Reference Entity/	December 31,	Fair	Paid	Appreciation
Counterparty	Date	(000)(4)	Rate	Obligation	2009(5)	Value	Received	(Depreciation)

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection(1)
Deutsche Bank AG	03/20/13	$4,200	0.85%	Berkshire Hathaway,
				4.625%, due 10/15/13	1.217%	$(41,951)	$—	$(41,951)
Barclays Bank PLC	09/20/12	600	5.80%	Ford Motor Credit Corp.,
				7.00%, due 10/01/13	3.607%	32,323	—	32,323
Barclays Bank PLC	09/20/12	2,500	4.15%	Ford Motor Credit Corp.,
				7.00%, due 10/01/13	3.607%	31,932	—	31,932
Deutsche Bank AG	09/20/12	2,200	5.65%	Ford Motor Credit Corp.,
				7.00%, due 10/01/13	3.607%	110,298	—	110,298
UBS AG	09/20/12	3,100	6.20%	Ford Motor Credit Corp.,
				7.25%, due 10/25/11	3.607%	197,890	(1,602)	199,492
BNP Paribas	09/20/10	700	1.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	0.875%	1,844	(5,828)	7,672
Citigroup, Inc.	06/20/10	1,000	5.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	0.594%	21,835	(8,287)	30,122
Citigroup, Inc.	06/20/11	1,000	5.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	1.360%	55,262	(34,441)	89,703
Citigroup, Inc.	06/20/11	2,000	5.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	1.360%	110,523	(65,541)	176,064
Morgan Stanley
Capital Services, Inc.	09/20/11	3,400	1.00%	General Electric Capital Corp.,
				5.625%, due 09/15/17	1.409%	(20,118)	(49,004)	28,886
Citigroup, Inc.	12/20/13	2,700	4.80%	General Electric Capital Corp.,
				5.875%, due 09/15/17	1.568%	324,709	—	324,709
Barclays Bank PLC	12/20/10	400	0.94%	General Electric Capital Corp.,
				6.00%, due 06/15/12	1.170%	(338)	—	(338)
Barclays Bank PLC	06/20/10	1,800	0.77%	General Electric Capital Corp.,
				6.00%, due 06/15/12	0.594%	1,065	—	1,065
Barclays Bank PLC	09/20/10	2,100	1.02%	General Electric Capital Corp.,
				6.00%, due 06/15/12	0.875%	5,623	—	5,623
BNP Paribas	12/20/10	1,400	0.94%	General Electric Capital Corp.,
				6.00%, due 06/15/12	1.170%	(1,112)	—	(1,112)
Citigroup, Inc.	12/20/10	500	1.12%	General Electric Capital Corp.,
				6.00%, due 06/15/12	1.170%	505	—	505
Deutsche Bank AG	09/20/11	800	1.50%	General Electric Capital Corp.,
				6.00%, due 06/15/12	1.409%	1,866	—	1,866
Deutsche Bank AG	12/20/10	600	0.95%	General Electric Capital Corp.,
				6.00%, due 06/15/12	1.170%	(417)	—	(417)
Deutsche Bank AG	09/20/10	2,100	1.07%	General Electric Capital Corp.,
				6.00%, due 06/15/12	0.875%	6,415	—	6,415
Barclays Bank PLC	09/20/12	2,500	3.65%	GMAC LLC,
				6.875%, due 08/28/12	3.538%	(20,522)	—	(20,522)
Barclays Bank PLC	09/20/12	3,300	4.80%	GMAC LLC,
				6.875%, due 08/28/12	3.538%	65,481	—	65,481
Citigroup, Inc.	09/20/12	2,500	3.72%	GMAC LLC,
				6.875%, due 08/28/12	3.538%	(16,254)	—	(16,254)
Deutsche Bank AG	09/20/12	2,300	3.20%	GMAC LLC,
				6.875%, due 08/28/12	3.538%	(44,127)	—	(44,127)
Deutsche Bank AG	09/20/12	1,600	4.00%	GMAC LLC,
				6.875%, due 08/28/12	3.538%	525	—	525

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Credit default swap agreements outstanding at December 31, 2009 (continued):

					Implied
					Credit		Upfront
		Notional			Spread at		Premiums	Unrealized
	Termination	Amount#	Fixed	Reference Entity/	December 31,	Fair	Paid	Appreciation
Counterparty	Date	(000)(4)	Rate	Obligation	2009(5)	Value	(Received)	(Depreciation)

Credit default swaps on Corporate and/or Sovereign Issues – Sell Protection(1)(cont’d.)
Morgan Stanley
Capital Services, Inc.	02/20/13	$1,100	2.18%	JSC GAZPROM	2.326%	$5,343	$—	$5,343
UBS AG	02/20/13	2,300	2.18%	JSC GAZPROM	2.326%	11,171	—	11,171
Deutsche Bank AG	03/20/13	10,000	2.07%	Metlife, Inc.,
				5.00%, due 06/15/15	1.253%	255,088	—	255,088
Credit Suisse
International	02/20/17	1,500	1.20%	Republic of Panama,
				8.875%, due 09/30/27	1.458%	(15,697)	—	(15,697)
JPMorgan Chase
Bank	01/20/17	400	1.25%	Republic of Panama,
				8.875%, due 09/30/27	1.453%	(2,331)	—	(2,331)
Deutsche Bank AG	12/20/14	2,700	1.00%	United Kingdom of
				Great Britain	0.836%	30,286	25,306	4,980
Morgan Stanley
Capital Services, Inc.	12/20/14	800	1.00%	United Kingdom of
				Great Britain	0.836%	8,975	5,891	3,084
JPMorgan Chase
Bank	03/20/16	100	0.92%	United Mexican States,
				7.50%, due 04/08/33	1.375%	(2,223)	—	(2,223)

						$1,113,869	$(133,506)	$1,247,375

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Credit default swap agreements outstanding at December 31, 2009 (continued):

Upfront
		Notional				Premiums
	Termination	Amount#	Fixed	Floating	Fair	Paid	Unrealized
Counterparty	Date	(000)(4)	Rate	Rate	Value	(Received)	(Depreciation)

Credit default swaps – Buy Protection(2)
Deutsche Bank AG	06/20/14	$658	5.00%	Dow Jones CDX HY-12 5Y Index	$(5,619)	$77,279	$(82,898)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$24	$—	$—
Preferred Stocks	12,861,716	—	—
Asset-Backed Securities	—	124,305,868	—
Bank Loans	—	27,700,541	—
Commercial Mortgage-Backed Securities	—	78,080,545	—
Corporate Obligations	—	1,753,393,874	45,491,894
Foreign Government Bonds	—	49,177,651	—
Municipal Bonds	—	230,164,215	—
Residential Mortgage-Backed Securities	—	396,175,358	—
U.S. Government Agency Mortgage-Backed Obligations	—	844,395,034	—
U.S. Government Agency Obligations	—	753,250,036	—
U.S. Treasury Obligations	—	2,787,485,675	—
Repurchase Agreements	—	1,603,600,000	—
Affiliated Money Market Mutual Fund	17,282,852	—	—
Written Options	—	(21,166,512)	—
Short Sales – U.S. Government Mortgage-Backed Obligation	—	(3,067,032)	—

	$30,144,592	$8,623,495,253	$45,491,894
Other Financial Instruments*	8,563,356	15,044,526	392,219

Total	$38,707,948	$8,638,539,779	$45,884,113

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate	Purchased	Other Financial
	Obligations	Options	Instruments

Balance as of 12/31/08	$303,322	$1	$1,006,540
Accrued discounts/premiums	(16,089)	—	—
Realized gain (loss)	(84,942)	—	— **
Change in unrealized appreciation (depreciation)***	(1,010,397)	(1)	(614,321)
Net purchases (sales)	46,300,000	—	—
Transfers in and/or out of Level 3	—	—	—

Balance as of 12/31/09	$45,491,894	$—	$392,219

** The realized gain during the period for other financial instruments was $421,633.

*** Of which, $(992,920) was included in the Net Assets relating to securities held at the reporting period end.

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

U.S. Treasury Obligations	33.1%
Repurchase Agreements	19.1
U.S. Government Mortgage-Backed Obligations	10.0
Financial Services	9.3
U.S. Government Agency Obligations	8.9
Financial – Bank & Trust	6.3
Residential Mortgage-Backed Securities	4.7
Municipal Bonds	2.7
Asset-Backed Securities	1.5
Insurance	1.1
Telecommunications	1.0
Commercial Mortgage-Backed Securities	0.9
Oil & Gas	0.6
Foreign Government Bonds	0.6
Beverages	0.6
Utilities	0.5
Bank Loans	0.3
Biotechnology	0.3
Chemicals	0.3
Real Estate	0.3
Retail & Merchandising	0.2
Savings & Loan	0.2
Electric	0.2
Affiliated Money Market Mutual Fund	0.2
Metals & Mining	0.2
Tobacco	0.1
Automobile Manufacturers	0.1
Hotels & Motels	0.1
Medical Supplies & Equipment	0.1
Paper & Forest Products	0.1

103.6

Options Written and Securities Sold Short	(0.2)
Other liabilities in excess of other assets	(3.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair	Balance Sheet	Fair
carried at fair value	Location	Value	Location	Value

Interest rate contracts	Due to broker-variation margin	$20,522,337*	Due to broker-variation margin	$11,958,981*
Interest rate contracts	Unrealized appreciation on		Unrealized depreciation on
	swap agreements	13,004,129	swap agreements	4,835,796
Interest rate contracts	Premiums paid for swap		Premiums received for swap
	agreements	7,976,159	agreements	675,590
Interest rate contracts	—		Written options outstanding,
		—	at value	21,014,448
Foreign exchange contracts	Unrealized appreciation on foreign		Unrealized depreciation on foreign
	currency forward contracts	5,647,147	currency forward contracts	789,359
Foreign exchange contracts	—		Written options outstanding,
		—	at value	152,064
Credit contracts	Unrealized appreciation on		Unrealized depreciation on
	swap agreements	2,640,740	swap agreements	230,116
Credit contracts	Premiums paid for swap		Premiums received for swap
	agreements	631,529	agreements	164,703

Total		$50,422,041		$39,821,057

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted					Forward
for as hedging instruments,	Purchased		Written		Currency
carried at fair value	Options	Futures	Options	Swaps	Contracts	Total

Interest rate contracts	$(1,318,212)	$110,559,419	$65,990	$(35,125,859)	$—	$74,181,338
Foreign exchange contracts	—	—	143,190	—	(13,279,641)	(13,136,451)
Credit contracts	—	—	—	(11,275,520)	—	(11,275,520)

Total	$(1,318,212)	$110,559,419	$209,180	$(46,401,379)	$(13,279,641)	$49,769,367

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted					Forward
for as hedging instruments,	Purchased		Written		Currency
carried at fair value	Options	Futures	Options	Swaps	Contracts	Total

Interest rate contracts	$(21,133,040)	$(92,963,183)	$21,706,782	$149,891,563	$—	$57,502,122
Foreign exchange contracts	—	—	(384)	—	14,581,845	14,581,461
Credit contracts	—	—	—	9,187,468	—	9,187,468

Total	$(21,133,040)	$(92,963,183)	$21,706,398	$159,079,031	$14,581,845	$81,271,051

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

			Forward	Forward		Credit	Credit
		Futures	Currency	Currency	Interest	Default	Default
Purchased	Written	Long	Contracts –	Contracts –	Rate	Swaps as	Swaps as
Options(1)	Options(2)	Position(3)	Purchased(4)	Sold(5)	Swaps(6)	buyer(6)	writer(6)

$3,263,903	$8,840,570	$3,297,398,190	$133,410,454	$148,786,683	$1,719,104,315	$16,848,966	$189,158,256

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value:
Unaffiliated investments (cost $7,201,993,412)	$7,102,482,431
Repurchase agreements (cost $1,603,600,000)	1,603,600,000
Affiliated investments (cost $17,282,852)	17,282,852
Foreign currency, at value (cost $5,847,931)	5,856,575
Receivable for investments sold	580,021,409
Dividends and interest receivable	36,605,039
Unrealized appreciation on swap agreements	15,644,869
Receivable for fund share sold	8,661,572
Premiums paid for swap agreements	8,607,688
Unrealized appreciation on foreign currency forward contracts	5,647,147
Prepaid expenses	56,269

Total Assets	9,384,465,851

LIABILITIES:
Payable for investments purchased	902,786,153
Due to broker	21,557,000
Written options outstanding, at value
(premiums received $25,705,721)	21,166,512
Payable to custodian	5,420,041
Unrealized depreciation on swap agreements	5,065,912
Securities sold short, at value
(proceeds received $3,115,781)	3,067,032
Due to broker-variation margin	2,115,473
Advisory fees payable	1,868,125
Payable for floating rates issued	1,750,000
Premiums received for swap agreements	840,293
Unrealized depreciation on foreign currency
forward contracts	789,359
Accrued expenses and other liabilities	587,502
Shareholder servicing fees payable	32,377
Affiliated transfer agent fees payable	1,507
Payable for fund share repurchased	172

Total Liabilities	967,047,458

NET ASSETS	$8,417,418,393

Net assets were comprised of:
Paid-in capital	$8,204,754,510
Retained earnings	212,663,883

Net assets, December 31, 2009	$8,417,418,393

Net asset value and redemption price per share,
$8,417,418,393 / 719,277,398 outstanding shares
of beneficial interest	$11.70

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated interest income	$177,038,545
Unaffiliated dividend income	6,268,733
Affiliated dividend income	120,367

183,427,645

EXPENSES
Advisory fees	31,533,822
Shareholder servicing fees and expenses	4,851,357
Custodian and accounting fees	1,027,000
Insurance expenses	78,000
Interest expense	69,871
Audit fee	59,000
Trustees’ fees	55,000
Commitment fee on syndicated credit agreement	35,000
Legal fees and expenses	20,000
Shareholders’ reports	15,000
Transfer agent’s fees and expenses
(including affiliated expense of $7,400) (Note 4)	14,000
Loan interest expense (Note 7)	772
Miscellaneous	21,127

Total expenses	37,779,949

Less: shareholder servicing fee waiver	(1,230,407)

Net expenses	36,549,542

NET INVESTMENT INCOME	146,878,103

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	95,269,135
Futures transactions	110,559,419
Options written transactions	209,180
Short sales transactions	(2,892,632)
Swap agreement transactions	(46,401,379)
Foreign currency transactions	(14,827,047)

141,916,676

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	273,898,923
Futures	(92,963,183)
Options written	21,706,398
Short sales	48,749
Swap agreements	159,079,031
Foreign currencies	20,832,859

382,602,777

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	524,519,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$671,397,556

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$146,878,103	$178,222,401
Net realized gain on investment and foreign currency transactions	141,916,676	294,870,294
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	382,602,777	(546,434,050)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	671,397,556	(73,341,355)

DISTRIBUTIONS	(474,096,723)	(218,442,030)

FUND SHARE TRANSACTIONS:
Fund share sold [389,147,228 and 170,229,384 shares, respectively]	4,486,973,590	2,021,341,742
Fund share issued in reinvestment of distributions [43,735,860 and 18,814,990 shares, respectively]	474,096,723	218,442,030
Net asset value of shares issued in merger [53,988,265 and 0 shares, respectively] (Note 10)	633,260,318	—
Fund share repurchased [42,510,243 and 308,757,541 shares, respectively]	(482,373,339)	(3,615,328,888)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	5,111,957,292	(1,375,545,116)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,309,258,125	(1,667,328,501)
NET ASSETS:
Beginning of year	3,108,160,268	4,775,488,769

End of year	$8,417,418,393	$3,108,160,268

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 126.2%
		Value
COMMON STOCKS	Shares	(Note 2)

Advertising
Omnicom Group, Inc.	1,600	$62,640

Aerospace & Defense — 4.1%
Alliant Techsystems, Inc.*	17,400	1,535,898
General Dynamics Corp.	24,100	1,642,897
Honeywell International, Inc.	2,700	105,840
ITT Corp.	18,700	930,138
L-3 Communications Holdings, Inc.	16,400	1,425,980
Lockheed Martin Corp.	20,600	1,552,210
Northrop Grumman Corp.	30,200	1,686,670
Raytheon Co.	37,120	1,912,422
United Technologies Corp.	7,900	548,339

		11,340,394

Agriculture — 0.2%
Archer-Daniels-Midland Co.	17,400	544,794

Airlines
Hawaiian Holdings, Inc.*	17,200	120,400

Apparel — 0.6%
Hanesbrands, Inc.*	61,000	1,470,710
Maidenform Brands, Inc.*	2,200	36,718
Oxford Industries, Inc.	4,800	99,264

		1,606,692

Auto Parts & Equipment — 1.0%
ArvinMeritor, Inc.*	19,100	213,538
ATC Technology Corp.*	1,200	28,620
Johnson Controls, Inc.	29,900	814,476
TRW Automotive Holdings Corp.*	75,600	1,805,328

		2,861,962

Automobile Manufacturers — 1.0%
Force Protection, Inc.*	8,500	44,285
Ford Motor Co.*	121,400	1,214,000
Oshkosh Corp.	43,100	1,595,993

		2,854,278

Banks — 0.2%
Cardinal Financial Corp.	10,600	92,644
Community Bank System, Inc.	6,600	127,446
Dime Community Bancshares	13,900	162,908
MainSource Financial Group, Inc.	5,300	25,334

		408,332

Beverages — 3.0%
Coca-Cola Co. (The)	50,400	2,872,800
Coca-Cola Enterprises, Inc.	52,300	1,108,760
Dr. Pepper Snapple Group, Inc.	44,900	1,270,670
Molson Coors Brewing Co. (Class B Stock)	3,300	149,028
PepsiCo, Inc.	47,900	2,912,320

		8,313,578

Biotechnology — 1.7%
Amgen, Inc.*	27,800	1,572,646
Biogen Idec, Inc.*	23,900	1,278,650
Celera Corp.*	35,000	241,850
Cubist Pharmaceuticals, Inc.*	7,200	136,584
Enzon Pharmaceuticals, Inc.*	38,500	405,405
Gilead Sciences, Inc.*	15,100	653,528
Immunomedics, Inc.*	9,400	30,174
Meridian Bioscience, Inc.	22,500	484,875

		4,803,712

Building & Construction — 0.2%
Thor Industries, Inc.	19,000	596,600

Building Materials — 0.5%
Apogee Enterprises, Inc.	5,400	75,600
Gibraltar Industries, Inc.*	4,200	66,066
Owens Corning*	46,900	1,202,516

		1,344,182

Building Products — 0.1%
Lennox International, Inc.	8,400	327,936

Chemicals — 1.9%
Ashland, Inc.	13,500	534,870
Celanese Corp. (Class A Stock)	24,600	789,660
E.I. du Pont de Nemours & Co.	1,800	60,606
Ecolab, Inc.	20,800	927,264
Grace, (W.R.) & Co.*	2,700	68,445
Koppers Holdings, Inc.	2,900	88,276
Lubrizol Corp. (The)	15,100	1,101,545
NewMarket Corp.	5,800	665,666
Omnova Solutions, Inc.*	15,400	94,402
Praxair, Inc.	7,200	578,232
Spartech Corp.	7,800	80,028
Valspar Corp. (The)	6,200	168,268

		5,157,262

Commercial Banks — 2.5%
Bank of America Corp.	233,246	3,512,685
Bank of Hawaii Corp.	5,300	249,418
Bank of New York Mellon Corp. (The)	27,800	777,566
Capital One Financial Corp.	33,100	1,269,054
City Holding Co.	1,800	58,194
First Bancorp	3,600	50,292
First Community Bancshares, Inc.	6,300	75,915
FNB Corp.	12,000	81,480
Fulton Financial Corp.	40,400	352,288
International Bancshares Corp.	16,100	304,773
Marshall & Ilsley Corp.	4,100	22,345
Regions Financial Corp.	36,000	190,440

		6,944,450

Commercial Services — 3.3%
Convergys Corp.*	29,500	317,125
DeVry, Inc.	18,100	1,026,813
Dollar Thrifty Automotive Group, Inc.*	9,400	240,734
DynCorp International, Inc. (Class A Stock)*	24,000	344,400
Education Management Corp.*	5,600	123,256
Equifax, Inc.	39,900	1,232,511

SEE NOTES TO FINANCIAL STATEMENTS.
A134

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Commercial Services (cont’d.)
ITT Educational Services, Inc.*	3,600	$345,456
Lincoln Educational Services Corp.*	1,300	28,171
Moody’s Corp.	5,800	155,440
Multi-Color Corp.	3,000	36,630
Robert Half International, Inc.	20,600	550,638
SAIC, Inc.*	2,700	51,138
Service Corp. International	8,300	67,977
Spherion Corp.*	7,800	43,836
TeleTech Holdings, Inc.*	4,500	90,135
Universal Technical Institute, Inc.*	10,900	220,180
Visa, Inc. (Class A Stock)	26,700	2,335,182
Watson Wyatt Worldwide, Inc. (Class A Stock)*	9,200	437,184
Weight Watchers International, Inc.	4,200	122,472
Western Union Co. (The)	76,300	1,438,255

		9,207,533

Commercial Services & Supplies — 0.5%
Deluxe Corp.	9,100	134,589
Nalco Holding Co.	49,200	1,255,092

		1,389,681

Communication Equipment — 0.1%
QUALCOMM, Inc.	8,200	379,332

Computer Services & Software — 2.0%
Microsoft Corp.	164,400	5,012,556
Syntel, Inc.	13,300	505,799

		5,518,355

Computer Software — 0.2%
Fidelity National Information Services, Inc.	20,700	485,208

Computers & Peripherals — 6.2%
Apple, Inc.*	27,000	5,693,220
Dell, Inc.*	57,100	819,956
EMC Corp.*	42,000	733,740
Hewlett-Packard Co.	32,060	1,651,411
IHS, Inc. (Class A Stock)*	6,900	378,189
International Business Machines Corp.	31,500	4,123,350
Riverbed Technology, Inc.*	18,200	418,054
Seagate Technology (Cayman Islands)	95,200	1,731,688
Western Digital Corp.*	39,500	1,743,925

		17,293,533

Conglomerates — 0.9%
General Electric Co.	172,870	2,615,523

Consumer Products & Services — 3.3%
American Greetings Corp. (Class A Stock)	18,200	396,578
Avery Dennison Corp.	10,000	364,900
Colgate-Palmolive Co.	13,700	1,125,455
Kimberly-Clark Corp.	24,325	1,549,746
Procter & Gamble Co. (The)	81,700	4,953,471
Scotts Miracle-Gro Co. (The) (Class A Stock)	18,000	707,580

		9,097,730

Containers & Packaging — 0.4%
AEP Industries, Inc.*	700	26,796
Crown Holdings, Inc.*	5,600	143,248
Pactiv Corp.*	31,700	765,238
Rock-Tenn Co. (Class A Stock)	1,700	85,697

		1,020,979

Cosmetics/Personal Care — 0.2%
Avon Products, Inc.	18,900	595,350

Distribution/Wholesale — 1.6%
Core-Mark Holding Co., Inc.*	8,900	293,344
Fossil, Inc.*	7,900	265,124
Ingram Micro, Inc. (Class A Stock)*	61,800	1,078,410
Tech Data Corp.*	32,300	1,507,118
W.W. Grainger, Inc.	13,900	1,345,937

		4,489,933

Diversified Financial Services — 2.8%
American Express Co.	26,300	1,065,676
Ameriprise Financial, Inc.	22,600	877,332
Discover Financial Services	9,900	145,629
Franklin Resources, Inc.	900	94,815
GFI Group, Inc.	53,500	244,495
Goldman Sachs Group, Inc. (The)	15,600	2,633,904
Invesco Ltd. (Bermuda)	2,900	68,121
Investment Technology Group, Inc.*	6,400	126,080
Morgan Stanley	26,000	769,600
NASDAQ OMX Group, Inc. (The)*	26,200	519,284
Nelnet, Inc. (Class A Stock)	7,500	129,225
optionsXpress Holdings, Inc.	11,600	179,220
SLM Corp.*	6,900	77,763
T. Rowe Price Group, Inc.	8,300	441,975
World Acceptance Corp.*	10,700	383,381

		7,756,500

Diversified Machinery
Flowserve Corp.	1,200	113,436

Diversified Telecommunication Services — 2.6%
AT&T, Inc.	126,500	3,545,795
Verizon Communications, Inc.	111,300	3,687,369

		7,233,164

Education — 0.3%
Strayer Education, Inc.	3,700	786,213

Electric — 1.1%
AES Corp. (The)*	7,100	94,501
Allegheny Energy, Inc.	17,700	415,596
CTS Corp.	3,800	36,556

SEE NOTES TO FINANCIAL STATEMENTS.
A135

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Electric (cont’d.)
DPL, Inc.	31,000	$855,600
Exelon Corp.	7,900	386,073
Integrys Energy Group, Inc.	7,100	298,129
NV Energy, Inc.	18,900	233,982
Public Service Enterprise Group, Inc.	17,700	588,525

		2,908,962

Electric Utilities — 0.2%
American Electric Power Co., Inc.	18,700	650,573

Electronic Components — 0.4%
Emerson Electric Co.	9,100	387,660
Hubbell, Inc. (Class B Stock)	15,500	733,150

		1,120,810

Electronic Components & Equipment — 0.1%
Powell Industries, Inc.*	3,900	122,967

Electronics — 2.3%
American Science & Engineering, Inc.	2,400	182,016
Arrow Electronics, Inc.*	10,700	316,827
Avnet, Inc.*	31,300	944,008
Constellation Energy Group, Inc.	23,300	819,461
Dolby Laboratories, Inc. (Class A Stock)*	1,500	71,595
Gentex Corp.	30,300	540,855
Jabil Circuit, Inc.	104,700	1,818,639
Mettler-Toledo International, Inc.*	7,400	776,926
National Instruments Corp.	7,200	212,040
Thomas & Betts Corp.*	9,100	325,689
Waters Corp.*	6,400	396,544

		6,404,600

Engineering/Construction — 1.6%
Fluor Corp.	23,300	1,049,432
Hasbro, Inc.	19,000	609,140
Jacobs Engineering Group, Inc.*	14,700	552,867
KBR, Inc.	22,400	425,600
McDermott International, Inc. (Panama)*	51,200	1,229,312
URS Corp.*	12,600	560,952

		4,427,303

Environmental Control — 0.3%
Stericycle, Inc.*	16,000	882,720

Farming & Agriculture
Bunge Ltd. (Bermuda)	1,500	95,745

Financial – Bank & Trust — 1.2%
State Street Corp.	6,400	278,656
U.S. Bancorp	21,860	492,068
Wells Fargo & Co.	96,201	2,596,465

		3,367,189

Financial – Brokerage
Compass Diversified Holdings	6,900	88,044

Financial Services — 2.4%
BlackRock, Inc.	3,600	835,920
Citigroup, Inc.	459,100	1,519,621
JPMorgan Chase & Co.	95,576	3,982,652
NYSE Euronext, Inc.	12,000	303,600

		6,641,793

Food & Staples Retailing — 1.6%
Kroger Co. (The)	17,000	349,010
SUPERVALU, Inc.	16,900	214,799
Wal-Mart Stores, Inc.	55,100	2,945,095
Weis Markets, Inc.	2,300	83,628
Whole Foods Market, Inc.*	28,500	782,325

		4,374,857

Food Products — 1.7%
Chiquita Brands International, Inc.*	16,800	303,072
ConAgra Foods, Inc.	18,900	435,645
Dean Foods Co.*	33,400	602,536
Del Monte Foods Co.	61,300	695,142
General Mills, Inc.	16,100	1,140,041
Kraft Foods, Inc. (Class A Stock)	35,700	970,326
Tyson Foods, Inc. (Class A Stock)	36,200	444,174

		4,590,936

Foods — 0.3%
Flowers Foods, Inc.	1,300	30,888
Kellogg Co.	8,600	457,520
Sanderson Farms, Inc.	6,100	257,176

		745,584

Gas
Southern Union Co.	2,100	47,670

Gas Utilities — 0.5%
Energen Corp.	5,700	266,760
ONEOK, Inc.	5,900	262,963
Southwest Gas Corp.	1,200	34,236
UGI Corp.	30,400	735,376

		1,299,335

Healthcare Equipment & Services — 0.1%
Universal Health Services, Inc. (Class B Stock)	8,600	262,300

Healthcare Equipment & Supplies — 0.9%
C.R. Bard, Inc.	800	62,320
Cantel Medical Corp.*	4,800	96,864
Haemonetics Corp.*	600	33,090
Intuitive Surgical, Inc.*	5,800	1,759,256
Kinetic Concepts, Inc.*	3,400	128,010
Quidel Corp.*	27,800	383,084
STERIS Corp.	2,000	55,940

		2,518,564

Healthcare Products — 1.3%
Baxter International, Inc.	11,600	680,688
Boston Scientific Corp.*	23,300	209,700
Bruker Corp.*	45,000	542,700

SEE NOTES TO FINANCIAL STATEMENTS.
A136

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Healthcare Products (cont’d.)
Cooper Cos., Inc. (The)	11,000	$419,320
Hospira, Inc.*	23,400	1,193,400
IDEXX Laboratories, Inc.*	9,800	523,712

		3,569,520

Healthcare Providers & Services — 1.0%
Bio-Reference Labs, Inc.*	1,400	54,866
HealthSouth Corp.*	1,200	22,524
Quest Diagnostics, Inc.	16,200	978,156
WellPoint, Inc.*	31,000	1,806,990

		2,862,536

Healthcare Services — 1.5%
Coventry Health Care, Inc.*	22,900	556,241
Hill-Rom Holdings, Inc.	5,600	134,344
IPC The Hospitalist Co., Inc.*	1,800	59,850
Laboratory Corp. of America Holdings*	3,700	276,908
Lincare Holdings, Inc.*	46,100	1,711,232
UnitedHealth Group, Inc.	47,300	1,441,704

		4,180,279

Home Furnishings
Universal Electronics, Inc.*	1,500	34,830

Hotels, Restaurants & Leisure — 1.5%
Brinker International, Inc.	13,200	196,944
Carnival Corp.*	7,400	234,506
International Speedway Corp. (Class A Stock)	13,400	381,230
McDonald’s Corp.	39,300	2,453,892
Ruby Tuesday, Inc.*	22,000	158,400
Yum! Brands, Inc.	24,300	849,771

		4,274,743

Household Durables — 1.0%
Blyth, Inc.	4,000	134,880
Garmin Ltd. (Cayman Islands)	15,200	466,640
Leggett & Platt, Inc.	36,600	746,640
Newell Rubbermaid, Inc.	26,500	397,765
Tempur-Pedic International, Inc.*	39,300	928,659

		2,674,584

Household Products — 0.4%
Church & Dwight Co., Inc.	2,100	126,945
Jarden Corp.	25,300	782,023
Tupperware Brands Corp.	1,400	65,198

		974,166

Independent Power Producers & Energy Traders — 0.2%
Mirant Corp.*	34,800	531,396

Industrial Conglomerates — 0.1%
Carlisle Cos., Inc.	9,700	332,322

Insurance — 3.4%
Aflac, Inc.	27,390	1,266,787
Allied World Assurance Co. Holdings Ltd.	7,100	327,097
American Financial Group, Inc.	15,400	384,230
Argo Group International Holdings Ltd. (Bermuda)*	2,800	81,592
Aspen Insurance Holdings Ltd. (Bermuda)	6,400	162,880
Assurant, Inc.	15,900	468,732
AXIS Capital Holdings Ltd. (Bermuda)	19,600	556,836
Chubb Corp.	13,100	644,258
Endurance Specialty Holdings Ltd. (Bermuda)	18,600	692,478
Everest Re Group Ltd. (Bermuda)	1,800	154,224
Flagstone Reinsurance Holdings Ltd. (Bermuda)	4,100	44,854
Lincoln National Corp.	17,900	445,352
PartnerRe Ltd. (Bermuda)	10,700	798,862
Phoenix Cos., Inc. (The)*	14,100	39,198
Principal Financial Group, Inc.	2,500	60,100
Protective Life Corp.	14,000	231,700
Reinsurance Group of America, Inc.	5,900	281,135
RenaissanceRe Holdings Ltd.	7,200	382,680
StanCorp Financial Group, Inc.	4,000	160,080
Travelers Cos., Inc. (The)	20,400	1,017,144
Unum Group	35,100	685,152
White Mountains Insurance Group Ltd.	600	199,596
XL Capital Ltd. (Class A Stock) (Bermuda)	24,900	456,417

		9,541,384

Internet — 1.0%
Amazon.com, Inc.*	2,600	349,752
Blue Nile, Inc.*	1,200	75,996
EarthLink, Inc.	12,500	103,875
McAfee, Inc.*	25,800	1,046,706
Stamps.com, Inc.*	5,000	45,000
Symantec Corp.*	67,800	1,212,942

		2,834,271

Internet & Catalog Retail — 0.3%
PetMed Express, Inc.	20,000	352,600
priceline.com, Inc.*	2,000	437,000

		789,600

Internet Services — 2.6%
AOL, Inc.*	2,454	57,129
DealerTrack Holdings, Inc.*	23,100	434,049
F5 Networks, Inc.*	22,600	1,197,348
Google, Inc. (Class A Stock)*	6,400	3,967,872
IAC/InterActiveCorp*	68,500	1,402,880
j2 Global Communications, Inc.*	6,400	130,240
Keynote Systems, Inc.	7,800	85,098

		7,274,616

Investment Company
PennantPark Investment Corp.	6,100	54,412

SEE NOTES TO FINANCIAL STATEMENTS.
A137

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Investment Management — 0.1%
Janus Capital Group, Inc.	19,100	$256,895

IT Services — 1.2%
DST Systems, Inc.*	15,900	692,445
Hewitt Associates, Inc. (Class A Stock)*	19,400	819,844
MasterCard, Inc. (Class A Stock)	6,500	1,663,870

		3,176,159

Leisure Equipment & Products — 0.1%
Smith & Wesson Holding Corp.*	94,200	385,278

Life Science Tools & Services — 0.8%
Millipore Corp.*	9,000	651,150
Thermo Fisher Scientific, Inc.*	32,900	1,569,001

		2,220,151

Machinery — 0.7%
Dover Corp.	27,400	1,140,114
Lincoln Electric Holdings, Inc.	2,100	112,266
Manitowoc Co., Inc. (The)	9,200	91,724
Toro Co. (The)	16,900	706,589

		2,050,693

Machinery & Equipment — 0.4%
Smith (A.O.) Corp.	3,300	143,187
SPX Corp.	14,600	798,620
Tennant Co.	10,600	277,614

		1,219,421

Media — 2.7%
Cablevision Systems Corp. (Class A Stock)	7,400	191,068
CBS Corp. (Class B Stock)	11,150	156,658
Comcast Corp. (Class A Stock)	150,800	2,542,488
DIRECTV (Class A Stock)*	28,200	940,470
EchoStar Corp. (Class A Stock)*	23,800	479,332
Gannett Co., Inc.	49,200	730,620
John Wiley & Sons, Inc. (Class A Stock)	2,100	87,948
News Corp. (Class A Stock)	7,400	101,306
Scholastic Corp.	2,800	83,524
Time Warner Cable, Inc.	17,849	738,770
Time Warner, Inc.	27,000	786,780
Viacom, Inc. (Class B Stock)*	8,100	240,813
Walt Disney Co. (The)	12,600	406,350

		7,486,127

Medical Supplies & Equipment — 0.7%
Forest Laboratories, Inc.*	22,800	732,108
Medtronic, Inc.	23,500	1,033,530
Sirona Dental System, Inc.*	2,800	88,872

		1,854,510

Metals & Mining — 1.6%
Compass Minerals International, Inc.	700	47,033
Freeport-McMoRan Copper & Gold, Inc.*	25,700	2,063,453
Joy Global, Inc.	13,900	717,101
Newmont Mining Corp.	12,900	610,299
Walter Energy, Inc.	14,800	1,114,588

		4,552,474

Mining — 0.7%
Alcoa, Inc.	23,800	383,656
Southern Copper Corp.	45,400	1,494,114

		1,877,770

Miscellaneous Manufacturers — 0.8%
3M Co.	16,700	1,380,589
Crane Co.	11,100	339,882
Danaher Corp.	4,300	323,360
Federal Signal Corp.	6,600	39,732
Harsco Corp.	5,000	161,150
Pall Corp.	2,600	94,120

		2,338,833

Multi-Line Retail — 0.3%
Dollar Tree, Inc.*	14,400	695,520

Multi-Utilities — 0.3%
Ameren Corp.	11,300	315,835
TECO Energy, Inc.	37,500	608,250

		924,085

Office Electronics — 0.2%
Xerox Corp.	69,900	591,354

Oil, Gas & Consumable Fuels — 12.3%
Anadarko Petroleum Corp.	6,800	424,456
Cal Dive International, Inc.*	61,100	461,916
Chesapeake Energy Corp.	43,900	1,136,132
Chevron Corp.	65,046	5,007,891
Cimarex Energy Co.	11,200	593,264
ConocoPhillips	57,200	2,921,204
Devon Energy Corp.	14,600	1,073,100
Dresser-Rand Group, Inc.*	35,600	1,125,316
El Paso Corp.	48,700	478,721
Ensco International PLC (United Kingdom)	7,700	307,538
Exxon Mobil Corp.	118,200	8,060,058
FMC Technologies, Inc.*	26,900	1,555,896
Forest Oil Corp.*	6,100	135,725
Harvest Natural Resources, Inc.*	6,500	34,385
Helix Energy Solutions Group, Inc.*	93,700	1,100,975
Hess Corp.	900	54,450
Holly Corp.	5,700	146,091
Marathon Oil Corp.	38,200	1,192,604
Murphy Oil Corp.	28,300	1,533,860
Newfield Exploration Co.*	4,900	236,327
Occidental Petroleum Corp.	11,500	935,525
Oceaneering International, Inc.*	2,000	117,040
Plains Exploration & Production Co.*	33,300	921,078
Quicksilver Resources, Inc.*	5,000	75,050
Schlumberger Ltd. (Netherlands)	21,400	1,392,926
SEACOR Holdings, Inc.*	2,800	213,500

SEE NOTES TO FINANCIAL STATEMENTS.
A138

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil, Gas & Consumable Fuels (cont’d.)
Sempra Energy	12,300	$688,554
Southwestern Energy Co.*	17,200	829,040
The Williams Cos., Inc.	16,900	356,252
Unit Corp.*	2,000	85,000
Valero Energy Corp.	20,600	345,050
Western Refining, Inc.*	42,000	197,820
World Fuel Services Corp.	5,500	147,345
XTO Energy, Inc.	5,200	241,956

		34,126,045

Paper & Forest Products
Owens-Illinois, Inc.*	3,300	108,471

Pharmaceuticals — 8.0%
Abbott Laboratories	24,100	1,301,159
Allergan, Inc.	15,300	964,053
American Medical Systems Holdings, Inc.*	17,600	339,504
Bristol-Myers Squibb Co.	88,800	2,242,200
CareFusion Corp.*	60,500	1,513,105
Cephalon, Inc.*	11,600	723,956
Eli Lilly & Co.	42,400	1,514,104
Endo Pharmaceuticals Holdings, Inc.*	32,100	658,371
Isis Pharmaceuticals, Inc.*	47,600	528,360
Johnson & Johnson	57,100	3,677,811
Medco Health Solutions, Inc.*	18,400	1,175,944
Merck & Co., Inc.	48,000	1,753,920
Par Pharmaceutical Cos., Inc.*	31,800	860,508
Perrigo Co.	17,000	677,280
Pfizer, Inc.	169,605	3,085,115
Sciclone Pharmaceuticals, Inc.*	8,400	19,572
Valeant Pharmaceuticals International*	30,700	975,953
Watson Pharmaceuticals, Inc.*	2,400	95,064

		22,105,979

Pipelines — 0.5%
Spectra Energy Corp.	73,500	1,507,485

Printing & Publishing — 0.4%
RR Donnelley & Sons Co.	25,300	563,431
Washington Post Co. (The) (Class B Stock)	900	395,640

		959,071

Real Estate — 0.4%
Chimera Investment Corp.	255,000	989,400
Forest City Enterprises, Inc. (Class A Stock)*	16,800	197,904

		1,187,304

Real Estate Investment Trusts — 1.5%
Annaly Capital Management, Inc.	84,700	1,469,545
Brandywine Realty Trust	65,400	745,560
CBL & Associates Properties, Inc.	27,900	269,793
Colonial Properties Trust	15,000	175,950
Hospitality Properties Trust	27,300	647,283
Mack-Cali Realty Corp.	2,500	86,425
MFA Financial, Inc.	87,800	645,330
ProLogis	7,700	105,413
Weingarten Realty Investors	5,300	104,887

		4,250,186

Retail — 2.1%
99 Cents Only Stores*	4,800	62,736
Advance Auto Parts, Inc.	18,200	736,736
Aeropostale, Inc.*	1,700	57,885
AnnTaylor Stores Corp.*	8,400	114,576
Asbury Automotive Group, Inc.*	4,800	55,344
Big Lots, Inc.*	1,300	37,674
BJ’s Wholesale Club, Inc.*	600	19,626
Bob Evans Farms, Inc.	2,300	66,585
Cheesecake Factory, Inc. (The)*	4,700	101,473
Chico’s FAS, Inc.*	53,000	744,650
Chipotle Mexican Grill, Inc.*	5,500	484,880
Costco Wholesale Corp.	2,600	153,842
Family Dollar Stores, Inc.	27,600	768,108
Kenneth Cole Productions, Inc. (Class A Stock)*	3,700	35,705
Kohl’s Corp.*	7,300	393,689
Lithia Motors, Inc. (Class A Stock)*	4,100	33,702
Panera Bread Co. (Class A Stock)*	6,700	448,699
Pantry, Inc. (The)*	9,300	126,387
Phillips-Van Heusen Corp.	13,000	528,840
Sally Beauty Holdings, Inc.*	29,900	228,735
Texas Roadhouse, Inc.*	46,800	525,564

		5,725,436

Retail & Merchandising — 2.8%
Coach, Inc.	47,600	1,738,828
Home Depot, Inc. (The)	33,220	961,055
Ross Stores, Inc.	34,900	1,490,579
Stein Mart, Inc.*	3,300	35,178
Target Corp.	43,000	2,079,910
TJX Cos., Inc.	27,700	1,012,435
Williams-Sonoma, Inc.	24,600	511,188

		7,829,173

Retail Apparel — 0.4%
Gap, Inc. (The)	53,200	1,114,540

Savings & Loan
Oceanfirst Financial Corp.	3,300	37,290
Provident Financial Services, Inc.	5,900	62,835

		100,125

School — 0.2%
Career Education Corp.*	19,500	454,545

SEE NOTES TO FINANCIAL STATEMENTS.
A139

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Semiconductor & Semiconductor Instruments — 0.1%
NVE Corp.*	3,900	$161,109

Semiconductors — 5.1%
Broadcom Corp. (Class A Stock)*	27,100	852,295
Cirrus Logic, Inc.*	32,800	223,696
Diodes, Inc.*	8,600	175,870
Fairchild Semiconductor International, Inc.*	21,400	213,786
Intel Corp.	194,480	3,967,392
Intersil Corp. (Class A Stock)	12,300	188,682
LSI Corp.*	71,700	430,917
Marvell Technology Group Ltd. (Bermuda)*	93,100	1,931,825
Micron Technology, Inc.*	80,400	849,024
NVIDIA Corp.*	41,100	767,748
PMC-Sierra, Inc.*	67,000	580,220
Rovi Corp.*	5,200	165,724
Silicon Laboratories, Inc.*	31,200	1,508,208
Texas Instruments, Inc.	83,400	2,173,404
Zoran Corp.*	18,700	206,635

		14,235,426

Semiconductors & Semiconductor Equipment — 0.4%
Altera Corp.	19,800	448,074
Cypress Semiconductor Corp.*	24,800	261,888
Linear Technology Corp.	8,000	244,320

		954,282

Software — 2.2%
Adobe Systems, Inc.*	26,500	974,670
BMC Software, Inc.*	11,700	469,170
CA, Inc.	31,900	716,474
Fiserv, Inc.*	19,100	925,968
infoGroup, Inc.*	10,500	84,210
Interactive Intelligence, Inc.*	3,900	71,916
Intuit, Inc.*	34,600	1,062,566
Medidata Solutions, Inc.*	9,100	141,960
Novell, Inc.*	64,400	267,260
Oracle Corp.	32,200	790,188
Pegasystems, Inc.	19,200	652,800

		6,157,182

Specialty Retail — 0.5%
Best Buy Co., Inc.	23,100	911,526
Jos. A. Bank Clothiers, Inc.*	3,600	151,884
Monro Muffler Brake, Inc.	4,100	137,104
Sonic Automotive, Inc. (Class A Stock)*	12,700	131,953

		1,332,467

Telecommunications — 3.0%
Aruba Networks, Inc.*	14,900	158,834
CenturyTel, Inc.	37,396	1,354,109
Cisco Systems, Inc.*	140,800	3,370,752
Corning, Inc.	53,400	1,031,154
Harris Corp.	8,400	399,420
Juniper Networks, Inc.*	23,600	629,412
Loral Space & Communications, Inc.*	3,600	113,796
Novatel Wireless, Inc.*	35,500	282,935
NTELOS Holdings Corp.	4,900	87,318
Oplink Communications, Inc.*	6,300	103,257
Telephone & Data Systems, Inc.	6,000	203,520
United States Cellular Corp.*	2,900	122,989
Windstream Corp.	29,400	323,106

		8,180,602

Thrifts & Mortgage Finance — 0.1%
Webster Financial Corp.	20,200	239,774

Tobacco — 1.4%
Altria Group, Inc.	51,450	1,009,964
Lorillard, Inc.	1,500	120,345
Philip Morris International, Inc.	27,450	1,322,815
Reynolds American, Inc.	26,800	1,419,596

		3,872,720

Trading Companies & Distributors — 0.1%
MSC Industrial Direct Co., Inc. (Class A Stock)	3,900	183,300

Transportation — 2.0%
C.H. Robinson Worldwide, Inc.	27,100	1,591,583
CSX Corp.	22,400	1,086,176
FedEx Corp.	5,800	484,010
Ryder System, Inc.	25,000	1,029,250
Tidewater, Inc.	2,300	110,285
Union Pacific Corp.	9,900	632,610
United Parcel Service, Inc. (Class B Stock)	11,400	654,018

		5,587,932

Utilities — 1.1%
American Water Works Co., Inc.	40,900	916,569
CMS Energy Corp.	11,100	173,826
Dominion Resources, Inc.	10,100	393,092
DTE Energy Co.	3,500	152,565
Edison International	22,400	779,072
Illinois Tool Works, Inc.	10,900	523,091

		2,938,215

Utilities – Electrical Utilities — 0.5%
FPL Group, Inc.	26,900	1,420,858

Wireless Telecommunication Services — 0.1%
Sprint Nextel Corp.*	18,500	67,710
USA Mobility, Inc.	23,000	253,230

		320,940

TOTAL LONG-TERM INVESTMENTS
(cost $318,032,561)		350,430,730

SEE NOTES TO FINANCIAL STATEMENTS.
A140

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

SHORT-TERM INVESTMENTS — 4.6%
		Value
	Shares	(Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 4.2%
Dryden Core Investment Fund –Taxable Money Market Series(w) (cost $11,622,049) (Note 4)	11,622,049	$11,622,049

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. TREASURY OBLIGATION(k) (n) — 0.4%
U.S. Treasury Bill 0.01%
(cost $1,099,209)	06/17/10	$1,100	1,099,063

TOTAL SHORT-TERM INVESTMENTS
(cost $12,721,258)		12,721,112

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 130.8%
(cost $330,753,819)		363,151,842

	Shares

SECURITIES SOLD SHORT — (29.1)%
Advertising — (0.2)%
Clear Channel Outdoor Holdings, Inc. (Class A Stock)*	57,900	(601,581)

Aerospace — (0.2)%
Rockwell Collins, Inc.	10,900	(603,424)

Aerospace & Defense — (1.2)%
BE Aerospace, Inc.*	53,000	(1,245,500)
Goodrich Corp.	1,900	(122,075)
Precision Castparts Corp.	8,700	(960,045)
TransDigm Group, Inc.	20,800	(987,792)

		(3,315,412)

Auto Parts & Equipment — (0.4)%
O’Reilly Automotive, Inc.*	32,200	(1,227,464)

Automobile Manufacturers — (0.2)%
Navistar International Corp.*	16,400	(633,860)

Automotive Parts — (0.2)%
WABCO Holdings, Inc.	19,000	(490,010)

Beverages
Central European Distribution Corp.*	2,900	(82,389)

Biotechnology — (1.2)%
Alexion Pharmaceuticals, Inc.*	6,400	(312,448)
Dendreon Corp.*	27,100	(712,188)
Illumina, Inc.*	41,900	(1,284,235)
Life Technologies Corp.*	2,400	(125,352)
Vertex Pharmaceuticals, Inc.*	21,100	(904,135)

		(3,338,358)

Building Materials — (0.3)%
USG Corp.*	65,200	(916,060)

Business Services — (0.4)%
FTI Consulting, Inc.*	8,900	(419,724)
Navigant Consulting, Inc.*	39,600	(588,456)

		(1,008,180)

Capital Markets — (0.2)%
Lazard Ltd. (Class A Stock)	16,200	(615,114)

Chemicals — (0.8)%
Intrepid Potash, Inc.*	45,200	(1,318,484)
Sensient Technologies Corp.	33,200	(873,160)

		(2,191,644)

Clothing & Apparel — (0.3)%
Polo Ralph Lauren Corp.	9,900	(801,702)

Commercial Services — (0.6)%
Monster Worldwide, Inc.*	34,400	(598,560)
Paychex, Inc.	9,200	(281,888)
Pharmaceutical Product Development, Inc.	13,800	(323,472)
Quanta Services, Inc.*	22,200	(462,648)

		(1,666,568)

Computer Services & Software — (0.1)%
Allscripts-Misys Healthcare Solutions, Inc.*	14,200	(287,266)

Computers — (1.1)%
Brocade Communications Systems, Inc.*	64,000	(488,320)
Cognizant Technology Solutions Corp. (Class A Stock)*	32,100	(1,454,130)
Jack Henry & Associates, Inc.	3,000	(69,360)
SRA International, Inc. (Class A Stock)*	52,100	(995,110)

		(3,006,920)

Computers & Peripherals — (0.1)%
NCR Corp.*	18,800	(209,244)
SanDisk Corp.*	5,400	(156,546)

		(365,790)

Diversified — (0.3)%
Matthews International Corp. (Class A Stock)	21,300	(754,659)

Diversified Financial Services — (0.3)%
TD Ameritrade Holding Corp.*	49,200	(953,496)

Electric — (0.3)%
Calpine Corp.*	9,600	(105,600)
ITC Holdings Corp.	7,300	(380,257)
Ormat Technologies, Inc.	7,300	(276,232)

		(762,089)

Electric Utilities — (0.1)%
MDU Resources Group, Inc.	9,300	(219,480)

SEE NOTES TO FINANCIAL STATEMENTS.
A141

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

SECURITIES SOLD SHORT		Value
(Continued)	Shares	(Note 2)

Electronic Components & Equipment — (0.5)%
FLIR Systems, Inc.*	19,100	$(624,952)
Molex, Inc.	29,600	(637,880)

		(1,262,832)

Electronics — (0.6)%
Amphenol Corp. (Class A Stock)	6,100	(281,698)
Trimble Navigation Ltd.*	50,100	(1,262,520)

		(1,544,218)

Energy Equipment & Services — (0.3)%
Atwood Oceanics, Inc.*	22,100	(792,285)

Engineering/Construction — (0.4)%
Aecom Technology Corp.*	40,000	(1,100,000)

Entertainment — (0.2)%
Scientific Games Corp. (Class A Stock)*	44,300	(644,565)

Environmental Services — (0.2)%
Mine Safety Appliances Co.	17,600	(466,928)

Finance – Leasing
GATX Corp.	2,000	(57,500)

Financial Services — (0.1)%
Greenhill & Co., Inc.	3,000	(240,720)

Gas Distribution
Vectren Corp.	2,000	(49,360)

Healthcare – Services — (0.2)%
Brookdale Senior Living, Inc.*	24,300	(442,017)

Healthcare Equipment & Supplies
St. Jude Medical, Inc.*	3,000	(110,340)

Healthcare Products — (0.5)%
Varian Medical Systems, Inc.*	27,000	(1,264,950)

Healthcare Products & Services — (0.1)%
WellCare Health Plans, Inc.*	9,800	(360,248)

Healthcare Providers & Services — (0.3)%
Patterson Cos., Inc.*	29,900	(836,602)

Home Builders — (1.2)%
KB Home	52,900	(723,672)
Lennar Corp. (Class A Stock)	106,200	(1,356,174)
MDC Holdings, Inc.	4,700	(145,888)
Pulte Homes, Inc.*	53,600	(536,000)
Toll Brothers, Inc.*	30,600	(575,586)

		(3,337,320)

Hotel/Resort & Entertainment Property — (0.2)%
International Game Technology	16,600	(311,582)
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	15,700	(159,198)
Wynn Resorts Ltd.	2,700	(157,221)

		(628,001)

Hotels & Motels — (0.5)%
Starwood Hotels & Resorts Worldwide, Inc.	37,300	(1,364,061)

Insurance — (0.3)%
Arthur J. Gallagher & Co.	15,400	(346,654)
Fidelity National Financial, Inc. (Class A Stock)	15,300	(205,938)
Markel Corp.*	700	(238,000)

		(790,592)

Leisure Time — (0.4)%
WMS Industries, Inc.*	26,200	(1,048,000)

Machinery — (0.5)%
AGCO Corp.*	34,200	(1,106,028)
PACCAR, Inc.	7,900	(286,533)

		(1,392,561)

Machinery & Equipment — (0.1)%
Kennametal, Inc.	5,400	(139,968)

Manufacturing — (0.1)%
AptarGroup, Inc.	7,900	(282,346)

Media — (0.3)%
Liberty Global, Inc. (Class A Stock)*	21,500	(471,065)
New York Times Co. (The) (Class A Stock)	31,100	(384,396)

		(855,461)

Metals & Mining — (0.3)%
Carpenter Technology Corp.	34,000	(916,300)

Miscellaneous Manufacturers — (0.6)%
Textron, Inc.	84,600	(1,591,326)

Oil & Gas
Mariner Energy, Inc.*	6,500	(75,465)

Oil & Gas Equipment & Services — (0.5)%
Smith International, Inc.	32,700	(888,459)
TETRA Technologies, Inc.*	40,900	(453,172)

		(1,341,631)

Oil, Gas & Consumable Fuels — (2.3)%
Cabot Oil & Gas Corp.	7,800	(340,002)
Continental Resources, Inc.*	4,500	(193,005)
Denbury Resources, Inc.*	50,500	(747,400)
EQT Corp.	22,400	(983,808)
EXCO Resources, Inc.	59,500	(1,263,185)
Exterran Holdings, Inc.*	52,900	(1,134,705)
Massey Energy Co.	6,400	(268,864)
Nicor, Inc.	22,600	(951,460)
Petrohawk Energy Corp.*	23,200	(556,568)

		(6,438,997)

Pharmaceuticals — (1.0)%
BioMarin Pharmaceutical, Inc.*	63,300	(1,190,673)
King Pharmaceuticals, Inc.*	55,800	(684,666)
Mead Johnson Nutrition Co. (Class A Stock)	22,800	(996,360)

		(2,871,699)

SEE NOTES TO FINANCIAL STATEMENTS.
A142

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

SECURITIES SOLD SHORT		Value
(Continued)	Shares	(Note 2)

Real Estate Investment Trusts — (0.4)%
Digital Realty Trust, Inc.	9,900	$(497,772)
Federal Realty Investment Trust	8,400	(568,848)
Ventas, Inc.	3,000	(131,220)

		(1,197,840)

Retail — (0.2)%
CarMax, Inc.*	25,800	(625,650)
Nordstrom, Inc.	1,600	(60,128)

		(685,778)

Retail & Merchandising — (1.1)%
Abercrombie & Fitch Co. (Class A Stock)	7,800	(271,830)
American Eagle Outfitters, Inc.	70,200	(1,191,996)
Brown & Brown, Inc.	14,900	(267,753)
Tiffany & Co.	32,900	(1,414,700)

		(3,146,279)

Semiconductors — (1.1)%
MEMC Electronic Materials, Inc.*	94,400	(1,285,728)
QLogic Corp.*	6,000	(113,220)
Rambus, Inc.*	64,500	(1,573,800)

		(2,972,748)

Semiconductors & Semiconductor Equipment — (2.0)%
International Rectifier Corp.*	13,300	(294,196)
Itron, Inc.*	19,000	(1,283,830)
KLA-Tencor Corp.	24,900	(900,384)
Lam Research Corp.*	28,400	(1,113,564)
Novellus Systems, Inc.*	24,900	(581,166)
Varian Semiconductor Equipment Associates, Inc.*	39,200	(1,406,496)

		(5,579,636)

Software — (1.6)%
Activision Blizzard, Inc.*	97,600	(1,084,336)
ANSYS, Inc.*	30,300	(1,316,838)
Cerner Corp.*	15,800	(1,302,552)
Salesforce.com, Inc.*	9,300	(686,061)

		(4,389,787)

Telecommunications — (1.3)%
Ciena Corp.*	87,200	(945,248)
Leap Wireless International, Inc.*	5,100	(89,505)
NII Holdings, Inc.*	7,900	(265,282)
Polycom, Inc.*	48,000	(1,198,560)
SBA Communications Corp. (Class A Stock)*	29,600	(1,011,136)

		(3,509,731)

Textiles, Apparel & Luxury Goods — (0.1)%
Timberland Co. (Class A Stock)*	8,600	(154,198)

Thrifts & Mortgage Finance — (0.1)%
People’s United Financial, Inc.	13,100	(218,770)

Transportation — (1.0)%
Alexander & Baldwin, Inc.	8,500	(290,955)
Kansas City Southern*	48,200	(1,604,578)
UTi Worldwide, Inc. (British Virgin Islands)	31,300	(448,216)
Werner Enterprises, Inc.	18,500	(366,115)

		(2,709,864)

TOTAL SECURITIES SOLD SHORT
(proceeds received $70,346,089)		(80,652,390)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 101.7%
(cost $260,407,730)		282,499,452
Other liabilities in excess of other assets(x)— (1.7)%		(4,778,193)

NET ASSETS — 100.0%		$277,721,259

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(k)	Security segregated as collateral for futures contracts.
(n)	Rate shown is the effective yield at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(x)	Other liabilities in excess of other assets include net unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2009:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2009	Appreciation

Long Positions:
22	Mid 400 E-Mini	Mar 10	$1,556,920	$1,594,780	$37,860
11	S&P 500	Mar 10	3,048,788	3,054,425	5,637
59	S&P 500 Mini	Mar 10	3,274,647	3,276,565	1,918

					$45,415

SEE NOTES TO FINANCIAL STATEMENTS.
A143

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	$350,430,730	$—	$—
U.S. Treasury Obligation	—	1,099,063	—
Affiliated Money Market Mutual Fund	11,622,049	—	—
Securities Sold Short – Common Stocks	(80,652,390)	—	—

	$281,400,389	$1,099,063	$—
Other Financial Instruments*	45,415	—	—

Total	$281,445,804	$1,099,063	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Oil, Gas & Consumable Fuels	10.1%
Pharmaceuticals	8.0
Semiconductors	5.1
Affiliated Money Market Mutual Fund	4.2
Aerospace & Defense	4.1
Computers	3.5
Insurance	3.4
Commercial Services	3.3
Consumer Products & Services	3.3
Beverages	3.0
Telecommunications	3.0
Retail & Merchandising	2.8
Diversified Financial Services	2.8
Computers & Peripherals	2.7
Media	2.7
Internet Services	2.6
Diversified Telecommunication Services	2.6
Commercial Banks	2.5
Financial Services	2.4
Electronics	2.3
Software	2.2
Retail	2.1
Transportation	2.0
Computer Services & Software	2.0
Chemicals	1.9
Biotechnology	1.7
Food Products	1.7
Metals & Mining	1.6
Distribution/Wholesale	1.6
Engineering/Construction	1.6
Food & Staples Retailing	1.6
Hotels, Restaurants & Leisure	1.5
Real Estate Investment Trusts	1.5
Healthcare Services	1.5
Tobacco	1.4
Healthcare Products	1.3
Financial – Bank & Trust	1.2
Oil & Gas	1.2
IT Services	1.2
Utilities	1.1
Electric	1.1
Healthcare Providers & Services	1.0
Auto Parts & Equipment	1.0
Automobile Manufacturers	1.0
Internet	1.0
Oil & Gas Services	1.0
Household Durables	1.0
Conglomerates	0.9
Healthcare Equipment & Supplies	0.9
Miscellaneous Manufacturers	0.8
Life Science Tools & Services	0.8
Machinery	0.7
Mining	0.7
Medical Supplies & Equipment	0.7
Apparel	0.6
Pipelines	0.5
Utilities – Electrical Utilities	0.5
Commercial Services & Supplies	0.5
Building Materials	0.5
Specialty Retail	0.5
Gas Utilities	0.5
Machinery & Equipment	0.4
Real Estate	0.4
Electronic Components	0.4
Retail Apparel	0.4
U.S. Treasury Obligations	0.4
Containers & Packaging	0.4
Household Products	0.4
Printing & Publishing	0.4
Semiconductors & Semiconductor Equipment	0.4
Multi-Utilities	0.3
Environmental Control	0.3
Internet & Catalog Retail	0.3
Education	0.3
Foods	0.3
Multi-Line Retail	0.3
Electric Utilities	0.2

SEE NOTES TO FINANCIAL STATEMENTS.
A144

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS
December 31, 2009

Industry (cont’d.)
Building & Construction	0.2%
Cosmetics/Personal Care	0.2
Office Electronics	0.2
Agriculture	0.2
Independent Power Producers & Energy Traders	0.2
Computer Software	0.2
School	0.2
Banks	0.2
Leisure Equipment & Products	0.1
Communication Equipment	0.1
Industrial Conglomerates	0.1
Building Products	0.1
Wireless Telecommunication Services	0.1
Healthcare Equipment & Services	0.1
Investment Management	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1
Semiconductor & Semiconductor Instruments	0.1
Electronic Components & Equipment	0.1

130.8
Securities Sold Short	(29.1)
Other liabilities in excess of other assets	(1.7)

100.0%

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments at value:
Unaffiliated investments (cost $319,131,770)	$351,529,793
Affiliated investments (cost $11,622,049)	11,622,049
Deposit with broker	96,106
Dividends receivable	499,883
Receivable for fund share sold	92,319
Prepaid expenses	2,086

Total Assets	363,842,236

LIABILITIES:
Securities sold short, at value (proceeds received $70,346,089)	80,652,390
Payable to custodian	5,057,563
Advisory fees payable	117,622
Due to broker-variation margin	85,100
Payable for fund share repurchased	80,027
Dividends payable on securities sold short	64,206
Accrued expenses and other liabilities	61,621
Shareholder servicing fees payable	1,536
Affiliated transfer agent fee payable	912

Total Liabilities	86,120,977

NET ASSETS	$277,721,259

Net assets were comprised of:
Paid-in capital	$384,114,648
Retained earnings	(106,393,389)

Net assets, December 31, 2009	$277,721,259

Net asset value and redemption price per share, $277,721,259 / 28,224,783 outstanding shares of beneficial interest	$9.84

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are com- modity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and the Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity contracts	Due to broker-variation margin	$45,415*	—	—

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$1,418,607

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(56,385)

For the year ended December 31, 2009, the average value at trade date for futures – long position was $6,568,660.

SEE NOTES TO FINANCIAL STATEMENTS.
A145

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $171 foreign withholding tax)	$5,722,290
Affiliated dividend income	27,745

5,750,035

EXPENSES
Advisory fees	2,137,620
Broker fees and expenses on short sales	643,364
Dividends on securities sold short	635,889
Shareholder servicing fees and expenses	213,762
Custodian and accounting fees	105,000
Audit fee	37,000
Shareholders’ reports	18,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Trustees’ fees	13,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	4,000
Loan interest expense (Note 7)	16
Miscellaneous	14,591

Total expenses	3,848,242

NET INVESTMENT INCOME	1,901,793

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(56,917,715)
Futures transactions	1,418,607
Short sales transactions	11,736,881

(43,762,227)

Net change in unrealized appreciation (depreciation) on:
Investments	125,983,752
Futures	(56,385)
Short sales	(38,199,487)

87,727,880

NET GAIN ON INVESTMENTS	43,965,653

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,867,446

STATEMENT OF CASH FLOWS
Year Ended December 31, 2009

INCREASE (DECREASE) IN CASH

CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest and dividends received	$5,897,932
Operating expenses paid	(2,539,524)
Dividends paid on securities sold short paid	(633,144)
Broker fees and expenses paid on short sales	(636,285)
Purchases of long-term portfolio investments	(270,534,008)
Net payments from disposition of short-term portfolio investments	(8,152,095)
Proceeds from disposition of long-term portfolio investments	239,067,489
Net payments from cover of short sales	(3,008,815)
Net payment for futures transactions	1,425,201
Decrease in other assets	2,974

NET CASH PROVIDED FROM OPERATING ACTIVITIES	(39,110,275)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	69,913,886
Payment of shares redeemed	(36,428,084)
Proceeds from borrowing	481,000
Repayment of borrowing	(481,000)

NET CASH PROVIDED BY FINANCING ACTIVITIES	33,485,802

Net change in cash	(5,624,473)
Cash at beginning of year	566,910

PAYABLE TO CUSTODIAN AT END OF YEAR	$(5,057,563)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$ 1,901,793	$ 3,837,685
Net realized loss on investment transactions	(43,762,227)	(32,111,957)
Net change in unrealized appreciation (depreciation) on investments	87,727,880	(111,962,883)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	45,867,446	(140,237,155)

DISTRIBUTIONS	(3,845,559)	(5,630,092)

FUND SHARE TRANSACTIONS:
Fund share sold [8,334,116 and 14,773,774 shares, respectively]	69,957,548	164,656,000
Fund share issued in reinvestment of distributions [463,879 and 443,664 shares, respectively]	3,845,559	5,630,092
Fund share repurchased [4,649,782 and 18,190,034 shares, respectively]	(36,263,963)	(196,933,100)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	37,539,144	(26,647,008)

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,561,031	(172,514,255)
NET ASSETS:
Beginning of year	198,160,228	370,674,483

End of year	$277,721,259	$ 198,160,228

SEE NOTES TO FINANCIAL STATEMENTS.
A146

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

LONG-TERM INVESTMENTS — 94.7%
ASSET-BACKED SECURITIES — 1.9%
AmeriCredit Automobile Receivables Trust,
Series 2006-RM, Class A3
5.53%	01/06/14	Baa3	$560	$574,834
Capital Auto Receivables Asset Trust,
Series 2007-SN2, Class A4, 144A(g)
1.263%(c)	05/16/11	Baa1	340	340,679
Capital One Multi-Asset Execution Trust,
Series 2007-C3, Class C3
0.523%(c)	04/15/13	Ba1	395	390,915
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%	09/25/31	A3	18	7,683
Series 2003-1, Class 1A6
4.458%	03/25/14	Aa2	291	256,584
Citibank Credit Card Issuance Trust,
Series 2007-A5, Class A5
5.50%	06/22/12	Aaa	400	409,104
CNH Equipment Trust,
Series 2007-A, Class B
5.09%	06/16/14	A3	285	289,895
CNH Wholesale Master Note Trust,
Series 2009-1A, Class A, 144A(g)
1.933%(c)	07/15/15	AAA(d)	474	482,264
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A5
6.42%	03/01/15	Aaa	425	468,919
Fannie Mae,
Series 319, Class 2, IO(g)
6.50%	02/01/32	Aaa	20	4,628
Series 2003-40, Class NI, IO(g)
5.50%	11/25/28	Aaa	7	67
Series 2004-21, Class AC
4.00%	05/25/16	Aaa	215	217,585
Series 2005-57, Class PA(g)
5.50%	05/25/27	Aaa	123	124,147
Freddie Mac,
Series 2614, Class IH, IO(g)
4.50%	05/15/16	Aaa	104	3,916
Series 2627, Class IE, IO(g)
4.50%	04/15/18	Aaa	31	1,847
Series 2686, Class JG
5.50%	04/15/28	Aaa	365	368,431
Series 3195, Class PN
6.50%	08/15/30	Aaa	336	348,570
Series R003, Class VA
5.50%	08/15/16	Aaa	511	543,242
GE Capital Credit Card Master Note Trust,
Series 2007-3, Class C
0.533%(c)	06/15/13	A3	525	514,962
Series 2009-2, Class A
3.69%	07/15/15	Aaa	621	632,538
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class AV2
0.291%(c)	10/25/36	Aaa	34	31,852
Marriott Vacation Club Owner Trust,(g)
Series 2006-1A, Class A, 144A
5.737%	04/20/28	Aaa	282	276,007
Series 2006-2A, Class A, 144A
5.362%	10/20/28	Aaa	80	78,371

MBNA Credit Card Master Note Trust,
Series 2006-C3, Class C3
0.523%(c)	10/15/13	Baa1	210	199,543
SLM Student Loan Trust,
Series 2008-4, Class A2
1.332%(c)	07/25/16	Aaa	450	455,887
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52%	11/12/12	Aa3	800	821,451

TOTAL ASSET-BACKED SECURITIES
(cost $7,780,576)				7,843,921

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.6%
American Tower Trust,
Series 2007-1A, Class D, 144A(g)
5.957%	04/15/37	Baa2	260	265,200
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648%	09/11/36	AAA(d)	500	503,857
Series 2005-3, Class A2
4.501%	07/10/43	Aaa	574	574,329
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.83%	08/15/38	AAA(d)	935	956,583
Series 2005-PWR9, Class A4A
4.871%	09/11/42	Aaa	760	728,600
Series 2005-PWR9, Class AAB
4.804%	09/11/42	Aaa	600	606,912
Series 2006-PW13, Class A4
5.54%	09/11/41	AAA(d)	408	397,368
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class AAB
5.608%	10/15/48	Aaa	475	471,453
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A4
5.816%(c)	12/10/49	Aaa	700	634,810
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%	09/15/39	Aaa	675	578,153
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531%	05/15/33	Aaa	550	571,155
Series 2005-C4, Class A1
5.082%	11/10/45	Aaa	216	219,028
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIB2, Class A2
6.244%	04/15/35	AAA(d)	35	35,171
Series 2001-CIBC, Class A3
6.26%	03/15/33	AAA(d)	390	400,793
Series 2005-LDP4, Class ASB
4.824%(c)	10/15/42	Aaa	950	966,387
Series 2005-LDP5, Class A4
5.179%(c)	12/15/44	Aaa	675	668,231
Series 2006-CB14, Class A4
5.481%(c)	12/12/44	Aaa	825	794,651
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A3
5.347%	11/15/38	AAA(d)	298	273,179
SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

COMMERCIAL MORTGAGE-BACKED ECURITIES (Continued)
Morgan Stanley Capital I,
Series 2008-T29, Class A4
6.28%(c)	01/11/43	AA(d)		$608	$607,890
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A3
5.558%(c)	03/15/45	Aaa		436	426,158

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $10,589,266)					10,679,908

CORPORATE OBLIGATIONS — 15.6%
Advertising — 0.2%
Interpublic Group of Cos., Inc.,
Sr. Unsec’d. Notes
10.00%	07/15/17	Ba3		125	138,750
Lamar Media Corp.,
Gtd. Notes(a)
6.625%	08/15/15	B2		302	292,940
Omnicom Group, Inc.,
Sr. Unsec’d. Notes
6.25%	07/15/19	Baa1		290	312,866

					744,556

Aerospace — 0.2%
Goodrich Corp.,
Sr. Unsec’d. Notes
4.875%	03/01/20	Baa2		170	168,153
Honeywell International, Inc.,
Sr. Unsec’d. Notes
5.30%	03/01/18	A2		280	295,324
Northrop Grumman Systems Corp.,
Gtd. Notes
7.125%	02/15/11	Baa1		40	42,355
United Technologies Corp.,
Sr. Unsec’d. Notes
5.375%	12/15/17(a)	A2		70	74,595
5.40%	05/01/35	A2		135	131,477

					711,904

Airlines — 0.1%
Continental Airlines, Inc.,
Pass-Through Certificates
7.25%	11/10/19	Baa2		60	61,350
9.00%	07/08/16	Baa2		155	165,850
Delta Air Lines, Inc.,
Pass-Through Certificates
7.75%	12/17/19	Baa2		75	76,500

					303,700

Automobile Manufacturers — 0.1%
Daimler Finance North America LLC,
Gtd. Notes(a)
6.50%	11/15/13	A3		190	208,285
Fiat Finance North America, Inc.,
Gtd. Notes, MTN
5.625%	06/12/17	Ba1	EUR	100	132,606

					340,891

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc.,(g)
Gtd. Notes, 144A
5.375%	11/15/14	Baa2		165	174,695
5.375%	01/15/20	Baa2		290	295,875
7.20%	01/15/14	Baa2		136	154,246
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
4.875%	03/15/19	Aa3		195	203,127
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
2.35%	12/21/12	Baa3		95	95,101
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.65%	02/15/13	Aa2		75	80,112

					1,003,156

Biotechnology — 0.1%
Genentech, Inc.,
Sr. Unsec’d. Notes
4.75%	07/15/15	AA-(d)		120	128,433
Talecris Biotherapeutics Holdings Corp.,
Gtd. Notes, 144A(g)

7.75%	11/15/16	B1		200	203,000

					331,433

Broadcasting — 0.1%
COX Communications, Inc.,(g)
Sr. Unsec’d. Notes, 144A
6.25%	06/01/18	Baa2		240	255,453
8.375%	03/01/39	Baa2		140	174,325
Discovery Communications LLC,
Gtd. Notes
5.625%	08/15/19	Baa2		145	149,716

					579,494

Building Materials
CRH America, Inc.,
Gtd. Notes
6.00%	09/30/16	Baa1		145	151,447

Business Services — 0.1%
First Data Corp.,
Gtd. Notes
9.875%	09/24/15	Caa1		356	331,970
Manpower, Inc.,
Sr. Unsec’d. Notes, MTN
4.75%	06/14/13	Baa3	EUR	150	207,786

					539,756

Chemicals — 0.1%
Lubrizol Corp.,
Sr. Unsec’d. Notes
8.875%	02/01/19	Baa2		45	55,948
Terra Capital, Inc.,
Gtd. Notes, 144A(g)
7.75%	11/01/19	B1		350	374,500

					430,448

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE OBLIGATIONS (Continued)
Consumer Products & Services — 0.1%
ARAMARK Corp.,
Gtd. Notes
3.781%(c)	02/01/15	B3		$298	$272,670

Containers & Packaging — 0.1%
Ball Corp.,
Gtd. Notes
7.125%	09/01/16	Ba1		125	128,125
7.375%	09/01/19	Ba1		75	77,062
Solo Cup Co.,
Sr. Sec’d. Notes, 144A(g)
10.50%	11/01/13	B2		125	133,125

					338,312

Distribution/Wholesale — 0.1%
3M Co.,
Sr. Unsec’d. Notes, MTN
5.70%	03/15/37	Aa2		220	229,589

Diversified Operations — 0.1%
Cooper US, Inc.,
Gtd. Notes
6.10%	07/01/17	A3		210	229,417
Koppers, Inc.,
Gtd. Notes, 144A(g)
7.875%	12/01/19	B1		140	141,400

					370,817

Electric – Integrated — 0.1%
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.50%	12/15/10	Baa1		200	205,689

Electronic Components & Equipment — 0.1%
Emerson Electric Co.,
Sr. Unsec’d. Notes
5.25%	11/15/39	A2		235	225,751

Entertainment & Leisure — 0.2%
Penn National Gaming, Inc.,
Sr. Sub. Notes, 144A(g)
8.75%	08/15/19	B1		460	470,350
Regal Cinemas Corp.,
Gtd. Notes
8.625%	07/15/19	B-(d)		150	156,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
First Mortgage, 144A(a)(g)
7.875%	11/01/17	Ba2		250	253,125

					879,475

Environmental Services — 0.1%
Republic Services, Inc.,
Gtd. Notes, 144A(g)
5.50%	09/15/19	Baa3		135	137,086
Waste Management, Inc.,
Gtd. Notes
6.10%	03/15/18	Baa3		405	430,692

					567,778

Farming & Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
8.50%	11/10/13	Baa1		40	46,225
9.25%	08/06/19	Baa1		260	316,844
Bunge Ltd. Finance Corp.,
Gtd. Notes
8.50%	06/15/19	Baa2		160	182,385
Bunge NA Finance LP,
Gtd. Notes
5.90%	04/01/17	Baa2		315	311,823
Deere & Co.,
Sr. Unsec’d. Notes
4.375%	10/16/19	A2		145	144,820

					1,002,097

Financial – Bank & Trust — 1.6%
Bank of America Corp.,
Sr. Unsec’d. Notes
7.375%	05/15/14	A2		315	357,435
Sr. Unsec’d. Notes, MTN
5.65%	05/01/18	A2		790	802,334
Sub. Notes, MTN
4.00%(c)	03/28/18	A3	EUR	500	635,298
Unsec’d. Notes
6.50%	08/01/16	A2		655	704,336
BB&T Capital Trust II,
Bank Gtd. Notes
6.75%	06/07/36	A2		150	139,804
BB&T Corp.,
Sr. Unsec’d. Notes
5.70%	04/30/14	A1		235	254,375
Capital One Capital IV,
Gtd. Notes
6.745%(c)	02/05/82	Baa2		350	290,500
Capital One Financial Corp.,
Sr. Unsec’d. Notes
7.375%	05/23/14	Baa1		95	107,562
FIA Card Services NA,
Sub. Notes
7.125%	11/15/12	A1		80	87,085
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.25%	05/01/13	Baa1		270	277,996
Sub. Notes
8.25%	03/01/38	Baa2		190	180,650
International Lease Finance Corp.,
Sr. Unsec’d. Notes, MTN
5.30%	05/01/12	B1		210	178,378
5.45%	03/24/11	B1		575	529,937
6.625%	11/15/13	B1		240	193,196
MPS Capital Trust I,
Bank Gtd. Notes
7.99%(c)	12/29/49	A3	EUR	105	134,718
Northern Trust Co. (The),
Sub. Notes
4.60%	02/01/13	A1		155	162,701

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial – Bank & Trust (cont’d.)
Northern Trust Corp.,
Sr. Unsec’d. Notes
5.30%	08/29/11	A1		$171	$181,440
5.50%	08/15/13	A1		65	71,103
PNC Funding Corp.,
Bank Gtd. Notes
5.625%	02/01/17	Baa1		195	193,230
US Bancorp,
Sr. Unsec’d. Notes
4.20%	05/15/14	Aa3		105	108,994
USB Capital XIII Trust,
Ltd. Gtd. Notes
6.625%	12/15/39	A2		165	167,696
Wachovia Corp.,
Sr. Unsec’d. Notes
5.75%	02/01/18	A1		410	427,863
Wells Fargo & Co.,
Sr. Unsec’d. Notes
4.875%	01/12/11	A1		270	279,747
Wells Fargo Bank NA,
Sub. Notes
4.75%	02/09/15	Aa3		300	305,908

					6,772,286

Financial – Brokerage — 0.1%
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
5.875%	06/08/14	Baa2		126	129,394
6.25%	01/15/36	Baa2		250	199,223

					328,617

Financial Services — 4.0%
American Express Credit Corp.,
Sr. Unsec’d. Notes
7.30%	08/20/13	A2		95	106,769
Sr. Unsec’d. Notes, MTN
5.875%	05/02/13	A2		215	230,729
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.25%	07/16/13	A1	EUR	100	158,002
Sr. Unsub. Notes, MTN
3.75%	03/16/11	A1	EUR	50	73,165
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
7.30%	06/28/19	A3		45	50,043
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
5.85%	09/01/17	A2		175	186,751
CEDC Finance Corp. International, Inc.,
Sr. Sec’d. Notes, 144A(g)
9.125%	12/01/16	B1		175	180,250
Citigroup, Inc.,
Sr. Unsec’d. Notes
5.00%	08/02/19	A3	EUR	150	201,872
5.50%	08/27/12	A3		230	240,411
5.50%	04/11/13	A3		340	352,500
5.50%	10/15/14	A3		135	136,692
6.50%	08/19/13	A3		425	452,707
Sr. Unsec’d. Notes, MTN
3.50%	08/05/15	A3	EUR	370	489,328
6.40%	03/27/13	A3	EUR	80	121,591
Sub. Notes
4.75%(c)	02/10/19	Baa1	EUR	70	87,081
Unsec’d. Notes
8.50%	05/22/19	A3		265	306,010
Credit Suisse USA, Inc.,
Gtd. Notes
5.50%	08/16/11	Aa1		85	90,305
Erac USA Finance Co.,
Gtd. Notes, 144A(g)
5.60%	05/01/15	Baa2		405	412,805
General Electric Capital Corp.,
Sr. Unsec’d. Notes
3.75%	11/14/14(a)	Aa2		1,000	998,254
5.90%	05/13/14	Aa2		785	848,642
Sub. Notes
4.625%(c)	09/15/66	Aa3	EUR	250	266,998
Goldman Sachs Group, Inc. (The),
Gtd. Notes
4.50%	01/30/17	A1	EUR	400	566,591
6.345%	02/15/34	A2		205	191,933
Sr. Unsec’d. Notes
3.75%	02/04/13	A1	EUR	100	144,175
6.15%	04/01/18(a)	A1		1,020	1,091,909
7.50%	02/15/19(a)	A1		620	722,798
IntesaBci Capital Trust,
Bank Gtd. Notes
6.988%(c)	07/29/49	A-(d)	EUR	100	135,470
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.50%	04/13/17	A2		155	164,307
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.75%	05/01/13	Aa3		410	432,764
6.00%	01/15/18	Aa3		500	537,497
6.30%	04/23/19(a)	Aa3		795	874,561
Sr. Unsec’d. Notes, MTN
4.375%	01/30/14	Aa3	EUR	50	74,734
Sub. Notes, MTN
4.375%(c)	11/12/19	A1	EUR	300	427,858
JPMorgan Chase Capital XXII,
Gtd. Notes
6.45%	01/15/87	A2		195	178,959
JPMorgan Chase Capital XXVII,
Gtd. Notes
7.00%	11/01/39	A2		220	221,873

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial Services (cont’d.)
Mellon Funding Corp.,
Gtd. Notes
6.375%	11/08/11	Aa2	GBP	250	$431,279
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes
5.45%	02/05/13	A2		$260	273,590
Sr. Unsub. Notes, MTN
4.45%	01/31/14	A2	EUR	200	288,694
Morgan Stanley,
Sr. Unsec’d. Notes
4.20%	11/20/14	A2		480	480,335
5.125%	11/30/15	A2	GBP	150	242,150
6.50%	12/28/18	A2	EUR	100	154,981
7.30%	05/13/19	A2		700	786,051
Sr. Unsec’d. Notes, MTN
4.00%	11/17/15	A2	EUR	500	695,704
6.00%	04/28/15	A2		400	426,089
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
3.875%	09/16/15	A1		190	191,753
New York Life Global Funding,
Sr. Unsec’d. Notes, MTN
4.375%	01/19/17	Aaa	EUR	150	211,430
SLM Corp.,
Sr. Unsec’d. Notes, MTN
5.125%	08/27/12	Ba1		65	60,936
8.45%	06/15/18	Ba1		130	128,278
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
4.50%	07/29/10	Aa3		380	389,399

					16,517,003

Food — 0.3%
Ahold Finance USA LLC,
Gtd. Notes, MTN
6.50%	03/14/17	Baa3	GBP	100	173,464
General Mills, Inc.,
Sr. Unsec’d. Notes
5.25%	08/15/13	Baa1		100	107,884
5.65%	02/15/19	Baa1		20	21,211
Kellogg Co.,
Sr. Unsec’d. Notes
4.25%	03/06/13	A3		405	424,564
Kroger Co. (The),
Gtd. Notes
3.90%	10/01/15	Baa2		55	55,300
7.50%	01/15/14	Baa2		112	127,824
Sysco Corp.,
Sr. Unsec’d. Notes
5.25%	02/12/18	A1		140	146,174

					1,056,421

Healthcare Services — 0.2%
Highmark, Inc.,
Notes, 144A(g)
6.80%	08/15/13	Baa2		185	193,563
Novant Health, Inc.,
Bonds
5.85%	11/01/19	A1		265	259,368
US Oncology, Inc.,
Sr. Sec’d. Notes
9.125%	08/15/17	Ba3		150	157,500
WellPoint, Inc.,
Sr. Unsec’d. Notes
5.00%	01/15/11	Baa1		200	206,792

					817,223

Holding Company – Diversified
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes, 144A(g)
7.75%	10/15/16	B1		125	127,812

Home Builders — 0.1%
Lennar Corp.,
Gtd. Notes
5.60%	05/31/15	B3		140	128,275
MDC Holdings, Inc.,
Gtd. Notes
5.50%	05/15/13	Baa3		350	351,644
NVR, Inc.,
Sr. Unsec’d. Notes(a)
5.00%	06/15/10	Baa3		130	131,193

					611,112

Insurance — 0.6%
Ace INA Holdings, Inc.,
Gtd. Notes
5.70%	02/15/17	A3		235	249,403
5.90%	06/15/19	A3		40	43,033
Aflac, Inc.,
Sr. Unsec’d. Notes
6.90%	12/17/39	A2		170	167,477
8.50%	05/15/19	A2		255	293,757
Genworth Financial, Inc.,
Sr. Unsec’d. Notes
8.625%	12/15/16	Baa3		70	72,621
Markel Corp.,
Sr. Unsec’d. Notes
7.125%	09/30/19	Baa2		240	247,814
MetLife, Inc.,
Sr. Unsec’d. Notes
6.75%	06/01/16	A3		135	151,179
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, MTN
4.625%	05/16/17	Aa3	EUR	250	339,056
NLV Financial Corp.,
Sr. Notes, 144A(g)
7.50%	08/15/33	Baa2		145	124,952
Principal Financial Group, Inc.,
Gtd. Notes
6.05%	10/15/36	A3		175	158,104
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
6.45%	11/15/19	Baa1		95	94,688

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Insurance (cont’d.)
Sun Life Financial Global Funding LP,
Gtd. Notes, 144A(g)
0.501%(c)	10/06/13	A1	$285	$267,100
Willis North America, Inc.,
Gtd. Notes
6.20%	03/28/17	Baa3	150	148,699

				2,357,883

Machinery & Equipment — 0.1%
Case New Holland, Inc.,
Gtd. Notes, 144A(g)
7.75%	09/01/13	Ba3	250	255,625
Roper Industries, Inc.,
Sr. Unsec’d. Notes
6.25%	09/01/19	Baa3	70	72,874

				328,499

Media — 0.7%
Comcast Corp.,
Gtd. Notes(a)
5.70%	05/15/18	Baa1	365	383,706
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes, 144A(g)
5.875%	10/01/19	Ba2	270	274,616
News America, Inc.,
Gtd. Notes
6.15%	03/01/37(a)	Baa1	395	392,981
6.40%	12/15/35	Baa1	300	308,052
Sinclair Broadcast Group, Inc.,
Gtd. Notes
8.00%	03/15/12	Caa1	73	71,357
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A(a)(g)
9.25%	11/01/17	B2	300	312,000
TCM Sub LLC,
Gtd. Notes, 144A(g)
3.55%	01/15/15	Baa1	345	337,947
Time Warner Cable, Inc.,
Gtd. Notes
5.40%	07/02/12(a)	Baa2	365	389,977
7.30%	07/01/38	Baa2	140	155,206
8.25%	04/01/19	Baa2	100	119,109

				2,744,951

Medical Supplies & Equipment — 0.3%
AmerisourceBergen Corp.,
Gtd. Notes
4.875%	11/15/19	Baa3	165	162,897
Eli Lilly & Co.,
Sr. Unsec’d. Notes
5.55%	03/15/37	A1	200	207,376
Medtronic, Inc.,
Sr. Unsec’d. Notes
4.75%	09/15/15	A1	420	453,412
Wyeth,
Gtd. Notes
5.95%	04/01/37	A1	290	302,406

				1,126,091

Metals & Mining — 0.1%
Arch Coal, Inc.,
Gtd. Notes, 144A(a)(g)
8.75%	08/01/16	B1	125	132,187
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
8.375%	04/01/17	Ba2	248	271,560

				403,747

Office Equipment — 0.1%
Xerox Corp.,
Sr. Unsec’d. Notes
5.50%	05/15/12	Baa2	85	89,830
6.35%	05/15/18	Baa2	275	286,860
8.25%	05/15/14	Baa2	130	149,126

				525,816

Oil & Gas — 1.5%
Boardwalk Pipelines LP,
Gtd. Notes
5.75%	09/15/19	Baa2	190	187,342
Sr. Unsec’d. Notes
5.50%	02/01/17	Baa2	60	59,623
ConocoPhillips,
Gtd. Notes(a)
5.75%	02/01/19	A1	290	317,419
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
4.875%	07/01/15	Baa1	170	179,453
5.15%	09/01/14	Baa1	115	122,619
5.70%	10/15/39	Baa1	205	199,537
5.875%	05/01/19	Baa1	55	58,588
Enterprise Products Operating LLC,
Gtd. Notes
5.25%	01/31/20	Baa3	35	34,623
6.30%	09/15/17	Baa3	115	123,800
EOG Resources, Inc.,
Sr. Unsec’d. Notes
5.875%	09/15/17	A3	150	163,345
Hess Corp.,
Sr. Unsec’d. Notes
6.00%	01/15/40	Baa2	255	252,513
7.875%	10/01/29(a)	Baa2	130	155,916
8.125%	02/15/19	Baa2	55	66,328
Marathon Oil Corp.,
Sr. Unsec’d. Notes
5.90%	03/15/18	Baa1	345	363,400
6.00%	10/01/17	Baa1	235	248,583
6.60%	10/01/37	Baa1	85	90,168

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE OBLIGATIONS (Continued)
Oil & Gas (cont’d.)
Nabors Industries, Inc.,
Gtd. Notes
6.15%	02/15/18	Baa1		$130	$135,114
9.25%	01/15/19	Baa1		40	48,989
Pemex Project Funding Master Trust,
Gtd. Notes
5.75%	03/01/18	Baa1		470	475,229
6.25%	08/05/13	Baa1	EUR	100	153,210
6.375%	08/05/16	Baa1	EUR	200	302,479
Gtd. Notes, MTN
7.50%	12/18/13	Baa1	GBP	160	275,488
Penn Virginia Corp.,
Sr. Notes
10.375%	06/15/16	B2		100	109,000
Praxair, Inc.,
Sr. Unsec’d. Notes
5.20%	03/15/17	A2		200	209,715
Sempra Energy,
Sr. Unsec’d. Notes(a)
6.00%	10/15/39	Baa1		145	143,180
Southern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A(g)
5.90%	04/01/17	Baa3		60	61,616
Sunoco, Inc.,
Sr. Unsec’d. Notes
5.75%	01/15/17	Baa2		190	192,095
9.625%	04/15/15	Baa2		110	130,910
Tesoro Corp.,
Gtd. Notes
9.75%	06/01/19	Ba1		125	129,375
Total Capital SA,
Gtd. Notes (France)
4.25%	12/15/21	Aa1		400	389,280
Valero Energy Corp.,
Gtd. Notes
6.125%	06/15/17	Baa2		205	209,803
Williams Cos., Inc., (The)
Sr. Unsec’d. Notes
8.125%	03/15/12	Baa3		233	254,777
XTO Energy, Inc.,
Sr. Unsec’d. Notes
5.65%	04/01/16	Baa2		235	256,839

					6,100,356

Paper & Forest Products — 0.1%
Georgia-Pacific LLC,
Gtd. Notes, 144A(g)
7.125%	01/15/17	Ba3		280	283,500

Pharmaceuticals — 0.3%
Express Scripts, Inc.,
Gtd. Notes
6.25%	06/15/14	Baa3		210	229,137
Mead Johnson Nutrition Co.,
Gtd. Notes, 144A(g)
4.90%	11/01/19	Baa1		155	153,681
Novasep Holding SAS,
Sr. Sec’d. Notes, 144A (France)(g)
9.75%	12/15/16	B3		275	268,125
Teva Pharmaceutical Finance LLC,
Gtd. Notes
5.55%	02/01/16	Baa1		280	295,560
Valeant Pharmaceuticals International,
Gtd. Notes, 144A(a)(g)
8.375%	06/15/16	Ba3		460	473,800

					1,420,303

Pipelines — 0.2%
Buckeye Partners LP,
Sr. Unsec’d. Notes
5.50%	08/15/19	Baa2		95	94,714
6.05%	01/15/18	Baa2		115	119,133
El Paso Natural Gas Co.,
Sr. Unsec’d. Notes
5.95%	04/15/17	Baa3		60	61,802
Enogex LLC,
Sr. Notes, 144A(g)
6.25%	03/15/20	Baa3		125	122,292
Gulfstream Natural Gas System LLC,
Sr. Unsec’d. Notes, 144A(g)
6.95%	06/01/16	Baa2		30	33,154
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
6.55%	07/15/19	Baa2		65	70,558
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
5.75%	01/15/20	Baa3		200	200,149
6.50%	05/01/18	Baa3		85	90,898
Southeast Supply Header LLC,
Sr. Notes, 144A(g)
4.85%	08/15/14	Baa3		130	132,737
Spectra Energy Capital LLC,
Gtd. Notes
5.65%	03/01/20	Baa2		55	55,503

					980,940

Real Estate — 0.2%
AMB Property LP,
Gtd. Notes
6.625%	12/01/19	Baa1		125	122,604
Duke Realty LP,
Sr. Unsec’d. Notes
6.25%	05/15/13	Baa2		170	170,973
ERP Operating LP,
Sr. Unsec’d. Notes
5.25%	09/15/14	Baa1		150	152,557
Regency Centers LP,
Gtd. Notes
5.875%	06/15/17	Baa2		85	78,659
WEA Finance LLC,
Gtd. Notes, 144A(g)
7.50%	06/02/14	A2		105	118,156

					642,949

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE OBLIGATIONS (Continued)
Real Estate Investment Trusts — 0.2%
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, MTN
6.125%	11/01/12	Baa1		$98	$103,988
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
6.00%	07/15/12	Baa1		110	114,779
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2		150	129,879
Mack-Cali Realty Corp.,
Sr. Unsec’d. Notes
7.75%	08/15/19	Baa2		50	51,738
Reckson Operating Partnership LP,
Sr. Unsec’d. Notes
6.00%	03/31/16	Ba2		190	162,654
Simon Property Group LP,
Sr. Unsec’d. Notes
5.30%	05/30/13	A3		40	41,272
5.75%	12/01/15	A3		285	290,629
6.75%	05/15/14	A3		10	10,657

					905,596

Restaurants
McDonald’s Corp.,
Sr. Unsec’d. Notes
5.30%	03/15/17	A3		105	111,447

Retail & Merchandising — 0.3%
GameStop Corp./GameStop, Inc.,
Gtd. Notes
8.00%	10/01/12	Ba1		75	77,719
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.40%	03/01/16	Baa1		210	219,840
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
9.00%	08/01/12	Ba1		180	202,950
Limited Brands, Inc.,
Sr. Notes, 144A(g)
8.50%	06/15/19	Ba2		150	163,125
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.35%	03/15/12	Ba2		140	142,975
QVC, Inc.,
Sr. Sec’d. Notes, 144A(g)
7.50%	10/01/19	Ba2		360	367,200

					1,173,809

Software
Dun & Bradstreet Corp.,
Sr. Unsec’d. Notes
5.50%	03/15/11	A-(d)		155	161,458

Telecommunications — 0.9%
American Tower Corp.,(g)
Sr. Unsec’d. Notes, 144A
4.625%	04/01/15	Baa3		150	151,718
7.25%	05/15/19	Baa3		186	207,390
AT&T Corp.,
Gtd. Notes
7.30%	11/15/11	A2		105	115,612
AT&T, Inc.,
Sr. Unsec’d. Notes
5.80%	02/15/19(a)	A2		675	719,524
5.875%	04/28/17	A2	GBP	100	170,579
Cellco Partnership/Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes
5.55%	02/01/14	A2		155	168,218
8.50%	11/15/18	A2		185	229,471
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A(g)
12.00%	12/01/15	Caa1		400	406,000
NII Capital Corp.,
Gtd. Notes, 144A(g)
10.00%	08/15/16	B1		225	235,688
PAETEC Holding Corp.,
Gtd. Notes
8.875%	06/30/17	B1		200	202,500
SBA Telecommunications, Inc.,(g)
Gtd. Notes, 144A
8.00%	08/15/16	Ba2		435	454,575
8.25%	08/15/19	Ba2		50	53,000
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
8.375%	08/15/17	Ba3		200	204,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
6.90%	04/15/38	A3		220	243,836
Verizon Virginia, Inc.,
Sr. Unsec’d. Notes
4.625%	03/15/13	Baa1		185	192,257
Viasat, Inc.,
Gtd. Notes, 144A(g)
8.875%	09/15/16	B1		125	128,750

					3,883,118

Tobacco — 0.1%
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.875%	09/04/15	A2	EUR	100	159,413
Reynolds American, Inc.,
Gtd. Notes
7.25%	06/01/13	Baa3		245	267,301

					426,714

Transportation
Union Pacific Corp.,
Sr. Unsec’d. Notes
5.70%	08/15/18	Baa2		175	183,312

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE OBLIGATIONS (Continued)
Utilities — 1.3%
AGL Capital Corp.,
Gtd. Notes
5.25%	08/15/19	Baa1		$125	$125,875
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A(g)
6.75%	10/15/39	Baa3		160	152,300
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.375%	04/01/36	Baa2		170	171,802
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.90%	10/01/16	Baa2		290	305,712
Black Hills Corp.,
Sr. Unsec’d. Notes
6.50%	05/15/13	Baa3		190	198,738
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
7.25%	09/01/10	Ba1		190	196,001
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
6.75%	04/01/38	A3		140	159,612
Consumers Energy Co.,
First Mortgage
6.00%	02/15/14	A3		170	186,855
Duke Energy Carolinas LLC,
First Mortgage
5.30%	02/15/40	A1		165	158,498
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.00%	05/15/35	Baa2		290	260,795
Entergy Gulf States Louisiana LLC,
First Mortgage
5.59%	10/01/24	Baa1		80	79,954
Entergy Louisiana LLC,
First Mortgage
5.40%	11/01/24	A3		95	92,667
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.25%	10/01/39	A3		150	152,825
Illinois Power Co.,
Sr. Sec’d. Notes
6.125%	11/15/17	Baa1		80	84,491
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A(g)
5.90%	11/15/39	A3		250	253,828
Monongahela Power Co.,
First Mortgage, 144A(g)
5.70%	03/15/17	Baa1		95	93,383
Nevada Power Co.,
General Ref. Mortgage
6.65%	04/01/36	Baa3		125	131,542
Northern States Power Co.,
First Mortgage
5.35%	11/01/39	A1		88	84,932
NRG Energy, Inc.,
Gtd. Notes
7.25%	02/01/14	B1		175	177,187
7.375%	02/01/16	B1		250	250,312
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.80%	03/01/14	A3		195	207,090
6.35%	02/15/38	A3		255	276,520
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes
6.15%	10/01/38	Baa2		135	131,594
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.15%	12/01/19	Baa1		100	99,284
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
5.375%	11/01/39	A2		265	256,717
Southern Co. (The),
Sr. Unsec’d. Notes
4.15%	05/15/14	A3		90	92,552
5.30%	01/15/12	A3		100	107,142
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.15%	05/15/37	Baa1		230	231,775
Texas Competitive Electric Holdings Co. LLC,
Gtd. Notes(a)
10.25%	11/01/15	Caa2		450	364,500
West Penn Power Co.,
First Mortgage, 144A(g)
5.95%	12/15/17	Baa1		170	173,842
Westar Energy, Inc.,
First Mortgage
5.10%	07/15/20	Baa1		145	141,619

					5,399,944

TOTAL CORPORATE OBLIGATIONS
(cost $63,349,665)					64,619,870

FOREIGN BONDS — 52.2%
Australia — 1.4%
Australia & New Zealand Banking Group Ltd.,
Sr. Unsec’d. Notes, MTN
4.375%	05/24/12	Aa1	EUR	185	276,891
Sub. Notes, MTN
4.45%(c)	02/05/15	Aa2	EUR	150	215,025
BHP Billiton Finance Ltd.,
Gtd. Notes
5.40%	03/29/17	A1		70	74,996
Gtd. Notes, MTN
4.75%	04/04/12	A1	EUR	100	150,859
Coca-Cola Amatil Ltd.,
Gtd. Notes, 144A(g)
3.250%	11/02/14	A3		125	123,402
Commonwealth Bank of Australia,
Sr. Unsec’d. Notes, 144A(g)
3.75%	10/15/14	Aa1		145	145,353
Sub. Notes, MTN
5.50%	08/06/19	Aa2	EUR	150	228,207

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

FOREIGN BONDS (Continued)
Australia (cont’d.)
National Australia Bank Ltd.,
Sr. Unsec’d. Notes, MTN
5.375%	12/08/14	Aa1	GBP	100	$170,009
Sub. Notes, MTN
4.50%(c)	06/23/16	Aa2	EUR	150	217,191
Queensland Treasury Corp.,
Local Gov’t. Gtd. Notes
6.250%	06/14/19	Aaa	AUD	3,210	2,877,092
Rio Tinto Finance USA Ltd.,
Gtd. Notes
5.875%	07/15/13	Baa1		$205	221,203
8.95%	05/01/14	Baa1		75	89,872
Westfield Europe Finance PLC/WEA Finance LLC,
Gtd. Notes
3.625%	06/27/12	A2	EUR	100	141,989
Westpac Banking Corp.,
Sr. Unsec’d. Notes
4.875%	11/19/19	Aa1		320	315,842
Sr. Unsec’d. Notes, MTN
4.875%	09/28/12	Aa1	EUR	350	530,260
5.00%	10/21/19	Aa1	GBP	50	78,294
Woodside Finance Ltd., Gtd.
Notes, 144A(g)
4.500%	11/10/14	Baa1		70	70,624

					5,927,109

Austria — 0.1%
Telekom Finanzmanagement GmbH,
Gtd. Notes
6.375%	01/29/16	A3	EUR	120	190,518

Belgium — 0.7%
Anheuser-Busch InBev NV,
Gtd. Notes, MTN
8.625%	01/30/17	Baa2	EUR	175	315,460
Belgium Government,
Bonds
5.00%	03/28/35	Aa1	EUR	737	1,135,109
Sr. Unsec’d. Notes
4.00%	03/28/18	Aa1	EUR	505	747,629
Delhaize Group,
Gtd. Notes
5.625%	06/27/14	Baa3	EUR	200	301,745
Elia System Operator SA/NV,
Sr. Unsub. Notes
4.750%	05/13/14	A-(d)	EUR	80	120,445
Fortis Bank SA/NV,
Sr. Sub. Notes, MTN
5.757%	10/04/17	A2	EUR	50	75,652

					2,696,040

Bermuda — 0.1%
Bacardi Ltd.,
Gtd. Notes, MTN
7.750%	04/09/14	Baa1	EUR	150	245,228
Digicel Group Ltd.,
Sr. Unsec’d. Notes
8.875%	01/15/15	Caa1		340	329,800

					575,028

Brazil — 1.1%
BR Malls International Finance,
Gtd. Notes
9.750%	11/29/49	BB-(d)		100	100,000
Brazil Notas do Tesouro Nacional, Series F,
Notes
10.000%	01/01/17	Baa3	BRL	581	303,358
Nota do Tesouro Nacional, Series F,
Notes
10.000%	01/01/14	Baa3	BRL	7,445	3,941,061
Telemar Norte Leste SA,
Sr. Unsec’d. Notes
9.500%	04/23/19	Baa2		100	119,500
Usiminas Commercial Ltd.,
Gtd. Notes
7.250%	01/18/18	Baa3		245	259,700

					4,723,619

Canada — 3.9%
Barrick Gold Financeco LLC,
Gtd. Notes
6.125%	09/15/13	Baa1		185	201,393
Canada Housing Trust,
Sec’d. Notes
4.800%	06/15/12	Aaa	CAD	705	719,972
Canadian Government,
Bonds
3.50%	06/01/13	Aaa	CAD	1,045	1,038,875
4.00%	06/01/16	Aaa	CAD	654	657,721
5.25%	06/01/12	Aaa	CAD	964	997,109
5.75%	06/01/33	Aaa	CAD	1,046	1,231,807
Notes
3.75%	06/01/19	Aaa	CAD	2,750	2,658,127
4.25%	06/01/18	Aaa	CAD	985	993,759
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
6.250%	03/15/38	Baa2		225	233,620
Devon Financing Corp. ULC,
Gtd. Notes
7.875%	09/30/31	Baa1		130	162,879
EnCana Corp.,
Sr. Unsec’d. Notes
6.50%	05/15/19	Baa2		60	67,118
6.50%	08/15/34	Baa2		230	251,907
Kinder Morgan Finance Co. ULC,
Gtd. Notes
5.700%	01/05/16	Ba1		300	283,386

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

FOREIGN BONDS (Continued)
Canada (cont’d.)
Petro-Canada,
Sr. Unsec’d. Notes
6.800%	05/15/38	Baa2		$75	$81,938
Placer Dome, Inc.,
Sr. Unsec’d. Notes
6.450%	10/15/35	Baa1		245	243,711
Potash Corp. of Saskatchewan, Inc.,
Sr. Unsec’d. Notes(a)
4.875%	03/30/20	Baa1		365	360,117
Province of Ontario,
Debs.
5.000%	03/08/14	Aa1	CAD	1,557	1,614,019
Province of Quebec,
Bonds
5.000%	12/01/38	Aa2	CAD	235	228,805
Rogers Communications, Inc.,
Gtd. Notes
5.50%	03/15/14(a)	Baa2		300	322,227
6.80%	08/15/18	Baa2		165	184,581
Rogers Wireless, Inc.,
Gtd. Notes
6.375%	03/01/14	Baa2		229	253,547
Royal Bank of Canada,
Covered Bonds
4.625%	01/22/18	Aaa	EUR	1,540	2,299,639
Sr. Unsec’d. Notes, MTN
5.75%	07/25/11	Aaa	EUR	50	76,002
Thomson Reuters Corp.,
Gtd. Notes(a)
6.500%	07/15/18	Baa1		270	305,756
Toronto-Dominion Bank,
Sr. Unsec’d. Notes, MTN
4.875%	01/23/13	Aaa	EUR	250	382,854
Xstrata Finance Canada Ltd.,
Gtd. Notes, 144A(g)
5.50%	11/16/11	Baa2		95	98,244
Gtd. Notes, MTN
5.25%	06/13/17	Baa2	EUR	200	290,517

					16,239,630

Cayman Islands — 0.7%
Agile Property Holdings Ltd.,
Sr. Unsec’d. Notes
10.000%	11/14/16	Ba3		350	356,710
Allstate Life Funding LLC,
Sr. Sec’d. Notes, MTN
6.375%	01/17/11	A1	GBP	120	199,154
BES Finance Ltd.,
Bank Gtd. Notes, MTN
6.250%	05/17/11	A2	EUR	140	208,427
DP World Sukuk Ltd.,
Bonds
6.250%	07/02/17	Ba1		400	342,000
Embraer Overseas Ltd.,
Gtd. Notes
6.375%	01/15/20	Baa3		125	125,000
Fibria Overseas Finance Ltd.,
Gtd. Notes, 144A(g)
9.250%	10/30/19	Ba1		360	397,989
Odebrecht Finance Ltd.,
Gtd. Notes, 144A(g)
7.000%	04/21/20	Baa3		100	96,422
Pacific Life Funding LLC,
Sec’d. Notes, MTN
5.125%	01/20/15	A1	GBP	250	392,790
Petrobras International Finance Co.,
Gtd. Notes
5.75%	01/20/20	Baa1		75	75,855
5.875%	03/01/18	Baa1		240	242,018
7.875%	03/15/19	Baa1		155	178,686
Vale Overseas Ltd.,
Gtd. Notes
6.875%	11/10/39	Baa2		170	171,143

					2,786,194

Czech Republic — 0.1%
CEZ A/S,
Unsec’d. Notes
4.125%	10/17/13	A2	EUR	150	221,723

Denmark — 0.5%
Carlsberg Breweries A/S,
Sr. Unsec’d. Notes, MTN
6.00%	05/28/14	Baa3	EUR	200	310,134
7.25%	11/28/16	Baa3	GBP	50	88,865
Danske Bank A/S,
Gov’t. Liquid Gtd. Notes, MTN
4.75%	06/29/12	Aa3	EUR	75	113,014
Sub. Notes, MTN
6.00%(c)	03/20/16	A3	EUR	100	141,940
Kingdom of Denmark,
Bonds
5.000%	11/15/13	Aaa	DKK	7,590	1,593,702

					2,247,655

France — 5.4%
Autoroutes du Sud de la France,
Sr. Unsec’d. Notes, MTN
7.375%	03/20/19	Baa1	EUR	100	174,916
BNP Paribas,
Sub. Notes, MTN
5.431%	09/07/17	Aa2	EUR	140	219,085
Casino Guichard Perrachon SA,
Sr. Unsec’d. Notes, MTN
4.875%	04/10/14	BBB-(d)	EUR	100	149,591
6.375%	04/04/13	BBB-(d)	EUR	50	78,303
Cie Generale de Geophysique-Veritas,
Gtd. Notes, 144A(g)
9.500%	05/15/16	Ba3		200	214,000

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

FOREIGN BONDS (Continued)
France (cont’d.)
Credit Agricole SA,
Sr. Sub. Notes, MTN
5.971%	02/01/18	Aa2	EUR	150	$237,997
Sub. Notes
5.00%(c)	06/29/49	Aa2	GBP	350	463,561
Electricite de France,
Notes, 144A(g)
6.950%	01/26/39	Aa3		$135	159,661
France Telecom SA,
Sr. Unsec’d. Notes
7.75%	03/01/11	A3		122	130,756
Sr. Unsec’d. Notes, MTN
7.25%	01/28/13	A3	EUR	128	207,077
France Treasury,
Notes
3.750%	01/12/12	Aaa	EUR	637	955,313
French Government,
Bonds
4.00%	04/25/13	Aaa	EUR	2,196	3,345,801
4.00%	10/25/14	Aaa	EUR	1,258	1,916,188
4.25%	04/25/19	Aaa	EUR	3,251	4,919,586
5.75%	10/25/32	Aaa	EUR	3,684	6,426,100
GDF Suez,
Sr. Unsec’d. Notes, MTN
5.625%	01/18/16	Aa3	EUR	50	79,388
HSBC France,
Sr. Unsec’d. Notes, MTN
4.875%	01/15/14	Aa3	EUR	100	152,796
Lafarge SA,
Sr. Unsec’d. Notes
6.15%	07/15/11	Baa3		110	114,629
Sr. Unsec’d. Notes, MTN
7.625%	05/27/14	Baa3	EUR	150	244,126
Pernod-Ricard SA,
Sr. Unsec’d. Notes, MTN
7.000%	01/15/15	Ba1	EUR	100	153,893
PPR,
Sr. Unsec’d. Notes, MTN
8.625%	04/03/14	BBB-(d)	EUR	100	168,698
Societe Generale,
Sr. Unsec’d. Notes, MTN
5.250%	03/28/13	Aa2	EUR	300	461,394
Suez Environnement SA,
Sr. Unsec’d. Notes, MTN
6.250%	04/08/19	A3	EUR	100	163,547
TPSA Eurofinance France SA,
Gtd. Notes, MTN
6.000%	05/22/14	A3	EUR	100	155,424
Veolia Environnement,
Sr. Unsec’d. Notes
6.00%	06/01/18	A3		240	253,424
Sr. Unsec’d. Notes, MTN
4.875%	05/28/13	A3	EUR	200	301,750
Vivendi,
Sr. Unsec’d. Notes, 144A(g)
5.750%	04/04/13	Baa2		405	425,796

					22,272,800

Germany — 5.2%
Bayer AG,
Sr. Unsec’d. Notes, MTN
5.625%	05/23/18	A3	GBP	100	164,636
Bertelsmann AG,
Sr. Unsec’d. Notes
4.750%	09/26/16	Baa2	EUR	150	212,546
Bundesrepublik Deutschland,
Bonds
3.75%	01/04/19	Aaa	EUR	2,281	3,380,250
4.00%	07/04/16	Aaa	EUR	2,505	3,820,648
4.00%	01/04/37	Aaa	EUR	2,323	3,243,282
4.25%	01/04/14	Aaa	EUR	3,542	5,462,155
Deutsche Bank AG,
Sr. Sub. Notes
5.125%	01/31/13	Aa2	EUR	105	159,672
Hypothekenbank In Essen AG,
Jumbo Pfandbrief
3.875%	11/21/13	Aaa	EUR	1,103	1,652,358
Kreditanstalt Fuer Wiederaufbau,
Gov’t. Gtd. Notes
4.70%	06/02/37	Aaa	CAD	523	465,298
5.50%	12/07/15	Aaa	GBP	1,040	1,850,682
Gov’t. Gtd. Notes, MTN
5.50%	07/25/16	Aaa	AUD	485	416,300
MAN SE,
Sr. Unsec’d. Notes, MTN
7.250%	05/20/16	A3	EUR	40	66,254
Muenchener Rueckversicherungs AG,
Sub. Notes
5.767%(c)	06/29/49	A3	EUR	100	128,303
UPC Germany GmbH,
Sr. Sec’d. Notes, 144A(g)
8.125%	12/01/17	B1		275	278,094

					21,300,478
Greece — 1.0%
Hellenic Republic,
Sr. Unsec’d. Notes
4.60%	05/20/13	A2	EUR	2,222	3,153,394
6.50%	10/22/19	A2	EUR	668	1,007,138

					4,160,532

Guernsey — 0.1%
Credit Suisse Group Finance Guernsey Ltd.,
Bank Gtd. Notes
6.375%	06/07/13	Aa3	EUR	185	288,787

Hungary — 0.1%
Hungary Government,
Bonds
6.750%	02/24/17	Baa1	HUF	43,400	213,587

Iceland
Danaher European Finance Co. EHF,
Gtd. Notes
4.500%	07/22/13	A2	EUR	50	73,399

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

FOREIGN BONDS (Continued)
India — 0.1%
ICICI Bank Ltd.,
Jr. Sub. Notes
6.375%(c)	04/30/22	Baa3		$400	$359,085

Ireland — 0.5%
Allied Irish Banks PLC,
Gov’t. Liquid Gtd. Notes, MTN
12.500%	06/25/19	A2	EUR	70	103,299
Bank of Ireland,
Gov’t. Liquid Gtd. Notes, MTN
6.450%	02/10/10	Aa1	EUR	90	107,154
Cloverie PLC For Zurich Insurance Co.,
Sec’d. Notes, MTN
7.500%(c)	07/24/39	A3	EUR	100	157,052
GE Capital European Funding,
Gtd. Notes, MTN
3.50%	02/14/13	Aa2	EUR	200	289,068
5.25%	05/18/15	Aa2	EUR	200	302,419
6.00%	01/15/19	Aa2	EUR	100	154,166
GE Capital UK Funding,
Gtd. Notes, MTN
5.625%	12/12/14	Aa2	GBP	200	334,870
Irish Life & Permanent PLC,
Gov’t. Liquid Gtd. Notes, MTN
6.250%	02/15/11	A3	EUR	200	286,928
VIP Finance Ireland Ltd. For OJSC Vimpel Communications,
Sec’d. Notes
9.125%	04/30/18	Ba2		160	170,560

					1,905,516

Italy — 3.2%
Atlantia SpA,
Gtd. Notes, MTN
5.625%	05/06/16	A3	EUR	100	156,161
Edison SpA,
Sr. Unsec’d. Notes, MTN
5.125%	12/10/10	Baa2	EUR	75	110,800
Intesa Sanpaolo SpA,
Sub. Notes, MTN
4.375%(c)	06/26/18	Aa3	EUR	300	434,692
Italy Buoni Poliennali del Tesoro,
Bonds
3.75%	08/01/16	Aa2	EUR	247	364,581
4.00%	02/01/37	Aa2	EUR	2,080	2,651,249
4.25%	08/01/14	Aa2	EUR	1,471	2,239,744
6.00%	05/01/31	Aa2	EUR	1,025	1,708,074
7.25%	11/01/26	Aa2	EUR	915	1,716,499
Sr. Unsec’d. Notes
5.25%	08/01/17	Aa2	EUR	1,944	3,110,199
Telecom Italia SpA,
Sr. Unsec’d. Notes, MTN
7.875%	01/22/14	Baa2	EUR	50	82,866
8.25%	03/21/16	Baa2	EUR	140	243,641
UniCredito Italiano SpA,
Jr. Sub. Notes, MTN
6.10%	02/28/12	A1	EUR	43	64,609
Sub. Notes, MTN
5.75%	09/26/17	A1	EUR	250	376,951

					13,260,066

Japan — 11.9%
Japanese Government,
Bonds
0.60%	09/20/14	Aa2	JPY	977,600	10,568,503
1.30%	12/20/13	Aa2	JPY	130,150	1,448,824
1.30%	03/20/15	Aa2	JPY	623,750	6,960,035
1.40%	09/20/15	Aa2	JPY	226,250	2,539,194
1.40%	03/20/18	Aa2	JPY	513,200	5,682,598
1.50%	06/20/12	Aa2	JPY	599,400	6,642,544
1.50%	09/20/13	Aa2	JPY	199,500	2,234,387
1.90%	03/20/25	Aa2	JPY	605,500	6,577,699
2.00%	12/20/33	Aa2	JPY	415,100	4,290,530
2.30%	06/20/28	Aa2	JPY	185,250	2,078,132
Sumitomo Mitsui Banking,
Sub. Notes
4.375%(c)	07/29/49	Aa3	EUR	130	160,271

					49,182,717

Kazakhstan — 0.1%
HSBK Europe BV,
Gtd. Notes
7.750%	05/13/13	Ba2		475	457,947

Luxembourg — 0.7%
ArcelorMittal,
Sr. Unsec’d. Notes
5.375%	06/01/13	Baa3		240	253,260
9.375%	06/03/16	Baa3	EUR	160	279,491
Enel Finance International SA,
Gtd. Notes, 144A(g)
6.00%	10/07/39	A2		275	276,456
Gtd. Notes, MTN
4.00%	09/14/16	A2	EUR	150	218,661
Evraz Group SA,
Sr. Unsec’d. Notes
8.875%	04/24/13	B2		185	184,723
Finmeccanica Finance SA,
Gtd. Notes, MTN
8.125%	12/03/13	A3	EUR	200	333,809
Gaz Capital,
Sr. Unsec’d. Notes, MTN
4.56%	12/09/12	Baa1	EUR	170	247,242
5.364%	10/31/14	Baa1	EUR	130	188,038
Holcim Finance Luxembourg SA,
Gtd. Notes, MTN
9.000%	03/26/14	Baa2	EUR	135	232,596
Holcim US Finance Sarl & Cie SCS,
Gtd. Notes, 144A(g)
6.000%	12/30/19	Baa2		135	140,520

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

FOREIGN BONDS (Continued)
Luxembourg (cont’d.)
Telecom Italia Capital SA,
Gtd. Notes
5.250%	11/15/13	Baa2		$150	$157,769
Telecom Italia Finance SA,
Gtd. Notes, MTN
6.875%	01/24/13	Baa2	EUR	180	284,509
Wind Acquisition Finance SA,
Gtd. Notes, 144A(g)
11.750%	07/15/17	B2		200	218,500

					3,015,574

Malaysia — 0.2%
Malaysian Government,
Bonds
3.70%	05/15/13	A3	MYR	2,000	591,368
3.718%	06/15/12	A3	MYR	1,195	355,594

					946,962

Mexico — 3.2%
America Movil SAB de CV,
Gtd. Notes
6.375%	03/01/35	A3		225	232,265
Gtd. Notes, 144A(g)
5.00%	10/16/19	A3		435	425,985
Controladora Mabe SA CV,
Gtd. Notes, 144A(g)
7.875%	10/28/19	BBB-(d)		210	210,525
Desarrolladora Homex SAB de CV,
Gtd. Notes
7.500%	09/28/15	Ba3		275	261,250
Grupo Petrotemex SA de CV,
Sr. Unsec’d. Notes, 144A(g)
9.500%	08/19/14	BB(d)		200	205,000
Grupo Televisa SA,
Sr. Unsec’d. Notes, 144A(a)(g)
6.625%	01/15/40	Baa1		615	608,189
Mexican Bonos,
Bonds
8.00%	12/19/13	Baa1	MXN	84,880	6,677,763
8.00%	12/17/15	Baa1	MXN	57,830	4,498,380
9.00%	12/20/12	Baa1	MXN	1,910	154,631

					13,273,988

Netherlands — 3.2%
Arcos Dorados BV,
Gtd. Notes, 144A(g)
7.500%	10/01/19	Ba2		300	287,341
Bank Nederlandse Gemeenten,
Sr. Unsec’d. Notes, MTN
4.625%	09/13/12	Aaa	EUR	1,875	2,852,733
Unsec’d. Notes
4.125%	06/28/16	Aaa	EUR	2,530	3,785,958
BMW Finance NV,
Gtd. Notes, MTN
8.875%	09/19/13	A3	EUR	180	306,478
CenterCredit International BV,
Bank Gtd. Notes
8.625%	01/30/14	Ba3		485	457,306
CRH Finance BV,
Gtd. Notes, MTN
7.375%	05/28/14	Baa1	EUR	100	162,473
Daimler International Finance BV,
Gtd. Notes, MTN
7.875%	01/16/14	A3	EUR	140	231,696
9.00%	01/30/12	A3	EUR	100	160,713
Deutsche Telekom International Finance BV,
Gtd. Notes
8.125%	05/29/12	Baa1	EUR	50	80,664
Gtd. Notes, MTN
4.50%	10/25/13	Baa1	EUR	175	262,919
E.On International Finance BV,
Gtd. Notes, MTN
5.50%	01/19/16	A2	EUR	190	300,005
6.00%	10/30/19	A2	GBP	100	171,568
EDP Finance BV,
Sr. Unsec’d. Notes, 144A(g)
4.90%	10/01/19	A3		210	202,683
Sr. Unsec’d. Notes, MTN
3.75%	06/22/15	A3	EUR	120	173,147
GTB Finance BV,
Bank Gtd. Notes
8.500%	01/29/12	B+(d)		310	306,125
Heineken NV,
Sr. Unsec’d. Notes, MTN
7.125%	04/07/14	NR	EUR	100	159,921
7.25%	03/10/15	NR	GBP	80	139,416
ING Bank NV,
Sub. Notes, MTN
5.500%	01/04/12	A1	EUR	140	207,547
Koninklijke KPN NV,
Sr. Unsec’d. Notes
7.50%	02/04/19	Baa2	EUR	200	347,205
Sr. Unsec’d. Notes, MTN
4.50%	03/18/13	Baa2	EUR	100	149,941
5.75%	03/18/16	Baa2	GBP	300	505,744
Linde Finance BV,
Gtd. Notes
6.50%	01/29/16	Baa1	GBP	170	296,984
Gtd. Notes, MTN
6.75%	12/08/15	Baa1	EUR	100	166,924
Netherlands Government,
Bonds
5.500%	01/15/28	Aaa	EUR	419	698,491
Rabobank Nederland NV,
Sr. Unsec’d. Notes, MTN
4.250%	01/16/17	Aaa	EUR	150	222,375
RWE Finance BV,
Gtd. Notes, MTN
6.375%	06/03/13	A2	GBP	70	123,287
6.625%	01/31/19	A2	EUR	100	170,214

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

FOREIGN BONDS (Continued)
Netherlands (cont’d.)
Shell International Finance BV,
Gtd. Notes
4.300%	09/22/19	Aa1		$270	$266,756

					13,196,614

Norway — 0.1%
DnB Nor Bank ASA,
Sr. Unsec’d. Notes, MTN
4.750%	03/28/11	Aa3	EUR	150	222,888
Statoil ASA,
Gtd. Notes
2.900%	10/15/14	Aa2		290	288,801

					511,689

Poland — 0.2%
Polish Government,
Bonds
5.500%	10/25/19	A(d)	PLN	1,887	621,181

South Africa — 0.2%
Republic of South Africa,
Bonds
13.500%	09/15/15	A3	ZAR	5,840	970,912

Spain — 0.6%
Gas Natural Capital Markets SA,
Gtd. Notes, MTN
5.250%	07/09/14	Baa2	EUR	150	229,319
Iberdrola Finanzas SAU,
Gtd. Notes, MTN
7.500%	11/25/15	A3	EUR	100	172,749
Obrascon Huarte Lain SA,
Unsub. Notes
5.000%	05/18/12	Ba1	EUR	200	273,808
Santander Issuances SA Unipersonal,
Bank Gtd. Notes, MTN
4.750%(c)	05/29/19	Aa3	EUR	150	218,024
Spanish Government,
Bonds
5.750%	07/30/32	Aaa	EUR	815	1,332,190
Telefonica Emisiones SAU,
Gtd. Notes
5.877%	07/15/19	Baa1		75	80,387
6.221%	07/03/17	Baa1		245	270,041

					2,576,518

Supranational Bank — 1.7%
European Investment Bank,
Sr. Unsec’d. Notes
8.75%	08/25/17	Aaa	GBP	500	1,048,717
Sr. Unsec’d. Notes, MTN
4.75%	10/15/17	Aaa	EUR	2,640	4,104,918
6.50%	08/07/19	Aaa	AUD	1,480	1,302,454
Inter-American Development Bank,
Sr. Unsec’d. Notes
4.400%	01/26/26	Aaa	CAD	791	697,231

					7,153,320

Sweden — 0.4%
Securitas AB,
Sr. Unsec’d. Notes, MTN
6.500%	04/02/13	BBB+(d)	EUR	100	$156,037
Skandinaviska Enskilda Banken AB,
Sr. Unsec’d. Notes, MTN
6.625%	07/09/14	A1	GBP	100	170,350
Svensk Exportkredit AB,
Sr. Unsec’d. Notes
5.125%	03/01/17	Aa1		$400	422,406
Svenska Handelsbanken AB,
Sr. Unsec’d. Notes
5.500%	05/26/16	Aa2	GBP	100	166,371
Swedish Government,
Bonds
3.750%	08/12/17	Aaa	SEK	3,930	570,996
Telefonaktiebolaget LM Ericsson,
Sr. Unsec’d. Notes, MTN
5.375%	06/27/17	Baa1	EUR	148	219,169
Volvo Treasury AB,
Gtd. Notes, MTN
9.875%	02/27/14	Baa2	EUR	75	128,202

					1,833,531

Switzerland — 0.5%
Credit Suisse Guernsey Ltd.,
Jr. Sub. Notes
5.860%(c)	12/29/49	Aa3		210	182,700
Credit Suisse London,
Sr. Unsec’d. Notes, MTN
5.125%	09/18/17	Aa1	EUR	255	387,473
Credit Suisse,
Sr. Unsec’d. Notes(a)
5.500%	05/01/14	Aa1		440	477,488
UBS AG,
Bank Gtd. Notes, MTN
7.152%(c)	12/29/49	Baa3	EUR	50	61,105
Sr. Sub. Notes, MTN
4.50%(c)	09/16/19	A1	EUR	450	627,762
Sr. Unsec’d. Notes, MTN
6.25%	09/03/13	Aa3	EUR	85	132,834
Weatherford International Ltd.,
Gtd. Notes
9.625%	03/01/19	Baa1		40	49,868

					1,919,230

Trinidad
National Gas Co. of Trinidad & Tobago Ltd.,
Notes, 144A(g)
6.050%	01/15/36	A3		155	140,534

United Arab Emirates — 0.1%
Abu Dhabi National Energy Co.,
Sr. Notes, 144A(g)
5.620%	10/25/12	Aa2		355	361,525

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

FOREIGN BONDS (Continued)
United Kingdom — 4.9%
Atlantic Finance Ltd.,
Gtd. Notes, 144A(g)
8.750%	05/27/14	A3		$350	$359,772
Aviva PLC,
Sub. Notes, MTN
6.875%(c)	05/22/38	A3	EUR	125	173,818
Barclays Bank PLC,
Covered, MTN
4.00%	10/07/19	Aaa	EUR	1,650	2,333,367
Sr. Unsec’d. Notes
5.20%	07/10/14	Aa3		120	127,201
6.75%	05/22/19(a)	Aa3		110	122,698
Sr. Unsec’d. Notes, MTN
5.25%	05/27/14	Aa3	EUR	250	382,485
5.75%	08/17/21	Aa3	GBP	100	162,978
BAT International Finance PLC,
Gtd. Notes, 144A(g)
8.125%	11/15/13	Baa1		115	132,940
Gtd. Notes, MTN
5.375%	06/29/17	Baa1	EUR	160	244,361
BG Energy Capital PLC,
Gtd. Notes, MTN
5.875%	11/13/12	A2	GBP	60	105,105
British Sky Broadcasting Group PLC,
Gtd. Notes, 144A(g)
6.100%	02/15/18	Baa1		290	307,208
British Telecommunications PLC,
Sr. Unsec’d. Notes(a)
5.150%	01/15/13	Baa2		270	281,552
BSKYB Finance UK PLC,
Gtd. Notes
5.750%	10/20/17	Baa1	GBP	200	333,099
Centrica PLC,
Sr. Unsec’d. Notes, MTN
7.125%	12/09/13	A3	EUR	100	163,395
Compass Group PLC,
Sr. Unsec’d. Notes
7.000%	12/08/14	Baa1	GBP	70	125,400
HBOS PLC,
Sr. Sub. Notes, 144A(g)
6.000%	11/01/33	Ba1		180	135,924
HSBC Bank PLC,
Sub. Notes, MTN
4.250%(c)	03/18/16	A2	EUR	125	181,054
HSBC Capital Funding LP/Jersey Channel Islands,
Gtd. Notes
5.3687%(c)	10/29/49	A3	EUR	95	115,895
HSBC Holdings PLC,
Sub. Notes
9.875%(c)	04/08/18	A1	GBP	200	370,429
Sub. Notes, MTN
6.25%	03/19/18	A1	EUR	200	316,479
Imperial Tobacco Finance PLC,
Gtd. Notes, MTN
4.375%	11/22/13	Baa3	EUR	200	295,081
6.875%	06/13/12	Baa3	GBP	200	348,850
ITV PLC,
Gtd. Notes
10.000%	06/30/14	B1	EUR	80	$119,598
Kingfisher PLC,
Sr. Unsec’d. Notes, MTN
5.625%	12/15/14	Baa3	GBP	80	132,637
Marks & Spencer PLC,
Sr. Unsec’d. Notes, MTN
5.625%	03/24/14	Baa3	GBP	50	83,383
National Grid PLC,
Sr. Unsec’d. Notes, MTN
5.00%	07/02/18	Baa1	EUR	100	149,453
6.50%	04/22/14	Baa1	EUR	100	159,590
Nationwide Building Society,
Sr. Unsec’d. Notes, MTN
5.625%	09/09/19	Aa3	GBP	100	163,426
Sub. Notes, MTN
3.375%(c)	08/17/15	Baa3	EUR	115	157,286
Next PLC,
Sr. Unsec’d. Notes
5.875%	10/12/16	Baa2	GBP	100	165,546
OTE PLC,
Gtd. Notes
4.625%	05/20/16	Baa2	EUR	300	425,355
Royal Bank of Scotland PLC (The),
Sr. Unsec’d. Notes, MTN
5.75%	05/21/14	Aa3	EUR	150	226,250
Sub. Notes, MTN
6.00%	05/10/13	Baa3	EUR	150	212,194
SABMiller PLC,
Sr. Unsec’d. Notes, 144A(g)
6.200%	07/01/11	Baa1		$340	359,823
Scottish & Southern Energy PLC,
Sr. Unsec’d. Notes, MTN
6.125%	07/29/13	A3	EUR	50	78,494
Scottish Power UK PLC,
Sr. Unsec’d. Notes
8.375%	02/20/17	A3	GBP	200	388,869
Severn Trent Utilities Finance PLC,
Gtd. Notes, MTN
5.250%	03/11/16	A3	EUR	150	227,966
Standard Chartered Bank,
Sub. Notes, MTN
3.625%(c)	02/03/17	A3	EUR	240	336,216
5.875%	09/26/17	A3	EUR	200	299,503
Standard Chartered PLC,
Sr. Unsec’d. Notes, MTN
6.500%	04/28/14	A3	GBP	100	175,623
Tesco PLC,
Sr. Unsec’d. Notes, MTN
5.50%	12/13/19	A3	GBP	50	82,184
5.875%	09/12/16	A3	EUR	125	200,041
Travelers Insurance Co. Institutional Funding Ltd.,
Sr. Sec’d. Notes
5.750%	12/06/11	Aa3	GBP	80	133,971

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

FOREIGN BONDS (Continued)
United Kingdom (cont’d.)
United Kingdom Gilt,
Bonds
4.25%	06/07/32	Aaa	GBP	4,582	$7,193,234
4.50%	03/07/13	AAA(d)	GBP	108	186,601
5.00%	03/07/12	AAA(d)	GBP	566	981,150
Vodafone Group PLC,
Sr. Unsec’d. Notes
5.625%	02/27/17	Baa1		$195	207,123
WPP PLC,
Gtd. Notes, MTN
6.625%	05/12/16	Baa3	EUR	175	271,452

					20,236,059

TOTAL FOREIGN BONDS
(cost $212,469,601)					215,840,067

MUNICIPAL BONDS — 0.4%
California
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	Aa3		165	157,610

District of Columbia
District of Columbia,
General Obligation Bonds
4.75%	06/01/31	Aa3		50	50,746
Revenue Bonds
5.591%	12/01/34	Aa2		40	38,954

					89,700

Georgia — 0.1%
Atlanta Water & Wastewater,
Revenue Bonds
5.50%	11/01/17	Baa1		270	295,431
De Kalb County Water & Sewer,
Revenue Bonds
5.00%	10/01/35	Aa2		210	225,834

					521,265

Illinois — 0.1%
Chicago Transit Authority, Series A,
Revenue Bonds
6.899%	12/01/40	A1		185	193,179

Kansas
Kansas State Development Finance Authority,
Revenue Bonds
5.501%	05/01/34	Aa2		125	111,958

Maryland
Maryland State Transportation Authority,
Revenue Bonds
5.888%	07/01/43	Aa3		60	60,333

Massachusetts — 0.1%
Massachusetts Health & Educational Facilities Authority,
Revenue Bonds
5.00%	07/01/38	Aaa		195	204,931

New York
Metropolitan Transportation Authority,
Revenue Bonds
7.336%	11/15/39	AA(d)		35	39,083
New York City Housing Development Corp.,
Revenue Bonds
6.42%	11/01/27	Aa2		145	128,093

					167,176

West Virginia — 0.1%
Tobacco Settlement Finance Authority of West Virginia,
Revenue Bonds
7.467%	06/01/47	Baa3		255	203,684

TOTAL MUNICIPAL BONDS
(cost $1,733,675)					1,709,836

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.4%
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
5.365%(c)	02/25/34	AA-(d)		84	68,560
Series 2004-D, Class 2A2
3.866%(c)	05/25/34	AAA(d)		48	44,182
Series 2004-H, Class 2A2
3.76%(c)	09/25/34	A2		56	52,536
Series 2004-I, Class 3A2
4.87%(c)	10/25/34	A1		44	42,383
Series 2005-J, Class 2A1
5.076%(c)	11/25/35	Baa3		474	369,388
Series 2005-J, Class 3A1
5.241%(c)	11/25/35	Aa3		189	143,173
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.806%(c)	01/25/34	AAA(d)		226	218,348
Series 2005-AR2, Class 2A2
4.317%(c)	03/25/35	Baa2		96	83,646
Series 2006-AR16, Class A1
5.668%(c)	10/25/36	B3		434	333,374

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $1,634,959)					1,355,590

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Moody’s	Principal
Interest	Maturity	Ratings†	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

SOVEREIGN ISSUES — 0.6%
Republic of Brazil,
Unsub. Notes (Brazil)
11.00%	08/17/40	Baa3	$185	$246,513
Republic of Italy,
Sr. Unsec’d. Notes (Italy)
5.250%	09/20/16	NR	500	532,507
Republic of Lithuania,
Bonds, 144A (Lithuania)(g)
6.75%	01/15/15	Baa1	235	239,257
Republic of South Africa,
Sr. Unsec’d. Notes (South Africa)
6.50%	06/02/14	A3	500	547,500
Russian Ministry of Finance,
Debs. (Russia)
3.00%	05/14/11	Baa1	690	690,897
United Mexican States,
Unsub. Notes, MTN (Mexico)
6.375%	01/16/13	Baa1	270	298,350

TOTAL SOVEREIGN ISSUES
(cost $2,389,677)				2,555,024

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 11.6%
Federal Home Loan Mortgage Corp.
3.345%(c)	09/01/32		6	6,191
3.667%(c)	07/01/35		51	52,923
4.50%	11/01/18-05/01/19		447	462,944
5.00%	10/01/18-10/01/35		963	996,320
5.31%(c)	02/01/37		266	279,691
5.976%(c)	01/01/37		139	147,378
5.985%(c)	12/01/36		304	324,495
6.00%	10/01/21-08/01/38		745	792,069
6.014%(c)	10/01/36		313	333,786
6.112%(c)	10/01/36		338	360,673
6.205%(c)	08/01/36		368	392,409
6.50%	03/01/32-10/01/34		1,386	1,484,676
7.00%	11/01/30		17	17,833
Federal National Mortgage Assoc.
3.079%(c)	11/01/35		160	163,991
4.50%	12/01/19-07/01/39		4,265	4,289,184
5.00%	03/01/18-06/01/36		6,390	6,611,177
5.50%	01/01/17-02/01/37		9,797	10,282,772
5.508%(c)	01/01/37		25	26,262
5.802%(c)	08/01/37		184	195,789
5.991%(c)	08/01/36		320	338,691
6.00%	08/01/22-10/01/39		9,236	9,811,025
6.034%(c)	12/01/36		211	223,409
6.50%	12/01/10-09/01/36		1,877	2,014,215
7.00%	12/01/29-01/01/31		36	39,316
Government National Mortgage Assoc.
4.50%	12/20/35-11/20/39		4,788	4,792,114
5.00%	07/15/33-09/15/39		2,643	2,722,349
5.50%	11/15/34-01/15/35		373	392,613
6.00%	12/20/37		27	28,965
6.50%	06/15/16-12/20/33		299	320,348
7.00%	03/15/13-12/15/13		35	37,709
7.50%	09/15/30-06/15/32		55	59,672

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
(cost $47,000,587)				48,000,989

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
Federal Home Loan Mortgage Corp.
5.50%	03/01/18-11/01/18		36	37,505
Federal National Mortgage Assoc.
4.50%	05/01/19-09/01/34		806	819,077
6.00%	03/01/33		47	49,399

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $871,835)				905,981

U.S. TREASURY OBLIGATIONS — 9.2%
U.S. Treasury Bonds
4.75%	02/15/37		1,330	1,359,094
U.S. Treasury Inflationary Indexed Bonds, TIPS(k)
0.875%	04/15/10		1,350	1,545,741
U.S. Treasury Notes
1.00%	08/31/11		1,200	1,200,609
1.75%	08/15/12		12,650	12,732,022
2.25%	05/31/14		3,595	3,570,565
2.375%	08/31/10		6,855	6,945,774
2.625%	07/31/14-04/30/16		3,795	3,788,764
3.125%	09/30/13		6,135	6,376,087
4.00%	08/15/18		460	469,811

TOTAL U.S. TREASURY OBLIGATIONS
(cost $38,183,970)				37,988,467

			Shares

PREFERRED STOCK
U.S. Government Agency Obligation
Federal National Mortgage Assoc.,
8.25%, CVT Perpetual Series
(cost $185,000)			7,400	8,140

			Units

WARRANT*
Republic of Venezuela, expiring on
04/15/2020 (Venezuela) (cost $0)(g)			1,250	33,125

TOTAL LONG-TERM INVESTMENTS
(cost $386,188,811)				391,540,918

			Shares

SHORT-TERM INVESTMENT — 6.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable
Money Market Series (cost $26,979,037;
Includes $10,593,023 of cash collateral
for securities on loan)(b)(w)(Note 4)			26,979,037	26,979,037

TOTAL INVESTMENTS — 101.2%
(cost $413,167,848)				418,519,955
Liabilities in excess of other assets(x)— (1.2)%				(4,979,188)

NET ASSETS — 100.0%				$413,540,767

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following abbreviations are used in the Portfolio descriptions:
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
IO	Interest Only
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
CSK	Czech Kruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israel Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krona
NWD	New Taiwanese Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand
*	Non-income producing security.
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $10,323,665; cash collateral of $10,593,023 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(k)	Security segregated as collateral for futures contracts.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts as follows:

Futures contracts open at December 31, 2009:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions:
40	2 Year Euro-Schatz	Mar 10	$6,196,941	$6,190,633	$(6,308)
1	10 Year Euro-Bund	Mar 10	176,570	173,732	(2,838)
6	10 Year U.S. Treasury Notes	Mar 10	716,906	692,719	(24,187)

					(33,333)

Short Positions:
7	2 Year U.S. Treasury Notes	Mar 10	1,522,062	1,513,859	8,203
92	5 Year U.S. Treasury Notes	Mar 10	10,730,219	10,523,219	207,000
15	10 Year U.K. Gilt	Mar 10	2,842,178	2,772,887	69,291
236	10 Year U.S. Treasury Notes	Mar 10	28,014,843	27,246,938	767,905
9	20 Year U.S. Treasury Bonds	Mar 10	1,081,055	1,038,375	42,680

					1,095,079

					$1,061,746 (1)

(1)	Cash of $2,159,294 and U.S. Treasury securities with an aggregate market value of $194,649 have been segregated to cover requirements for open futures contacts at December 31, 2009.

Forward foreign currency exchange contracts outstanding at December 31, 2009:

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Payable	Value	(Depreciation)

Australian Dollar,
Expiring 02/18/10	Citibank	AUD	1,331	$1,225,518	$1,189,866	$(35,652)
Expiring 02/18/10	Goldman Sachs & Co.	AUD	106	97,000	94,474	(2,526)
Expiring 02/18/10	Goldman Sachs & Co.	AUD	86	78,000	76,591	(1,409)
Expiring 02/18/10	JPMorgan Securities	AUD	434	393,277	387,501	(5,776)
Expiring 02/18/10	JPMorgan Securities	AUD	163	150,000	145,971	(4,029)
Expiring 02/18/10	JPMorgan Securities	AUD	97	87,000	86,315	(685)
Expiring 02/18/10	JPMorgan Securities	AUD	76	69,983	67,973	(2,010)
Brazilian Real,
Expiring 01/05/10	JPMorgan Securities	BRL	3,894	2,187,887	2,233,601	45,714
Expiring 03/17/10	Royal Bank of Scotland	BRL	1,861	1,031,000	1,052,465	21,465
British Pound,
Expiring 02/18/10	Barclays Capital Group	GBP	198	329,000	319,814	(9,186)
Expiring 02/18/10	Goldman Sachs & Co.	GBP	189	317,000	305,258	(11,742)
Expiring 02/18/10	Goldman Sachs & Co.	GBP	58	97,000	94,036	(2,964)
Expiring 02/18/10	JPMorgan Securities	GBP	107	178,000	172,925	(5,075)
Expiring 02/18/10	JPMorgan Securities	GBP	90	143,000	144,843	1,843
Expiring 02/18/10	JPMorgan Securities	GBP	83	134,000	133,366	(634)
Expiring 02/18/10	JPMorgan Securities	GBP	80	134,000	129,044	(4,956)
Expiring 02/18/10	JPMorgan Securities	GBP	71	118,000	114,687	(3,313)
Expiring 02/18/10	Royal Bank of Canada	GBP	54	88,000	87,535	(465)
Expiring 02/18/10	State Street	GBP	148	249,000	239,681	(9,319)
Expiring 02/18/10	UBS Securities	GBP	3,738	6,271,412	6,036,006	(235,406)
Canadian Dollar,
Expiring 02/18/10	Citibank	CAD	2,440	2,279,562	2,333,219	53,657
Expiring 02/18/10	Goldman Sachs & Co.	CAD	118	111,000	112,445	1,445
Expiring 02/18/10	JPMorgan Securities	CAD	142	134,000	136,006	2,006
Expiring 02/18/10	JPMorgan Securities	CAD	137	129,000	130,941	1,941
Expiring 02/18/10	JPMorgan Securities	CAD	115	109,000	110,350	1,350
Expiring 02/18/10	JPMorgan Securities	CAD	107	100,000	102,068	2,068
Expiring 02/18/10	Royal Bank of Canada	CAD	129	122,000	123,068	1,068
Expiring 02/18/10	State Street	CAD	173	165,000	164,977	(23)

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Payable	Value	(Depreciation)

Chinese Yuan,
Expiring 07/20/10	Credit Suisse	CNY	1,069	160,000	157,086	(2,914)
Expiring 07/20/10	JPMorgan Securities	CNY	39,160	$5,781,000	$5,754,304	$(26,696)
Expiring 07/20/10	JPMorgan Securities	CNY	2,356	350,000	346,224	(3,776)
Expiring 07/20/10	JPMorgan Securities	CNY	2,174	324,000	319,409	(4,591)
Expiring 07/20/10	JPMorgan Securities	CNY	2,100	309,000	308,527	(473)
Expiring 07/20/10	JPMorgan Securities	CNY	1,845	275,000	271,083	(3,917)
Expiring 07/20/10	JPMorgan Securities	CNY	1,585	234,000	232,919	(1,081)
Expiring 07/20/10	JPMorgan Securities	CNY	1,310	194,000	192,563	(1,437)
Expiring 07/20/10	JPMorgan Securities	CNY	1,229	181,000	180,643	(357)
Expiring 11/16/10	Citicorp	CNY	13,140	1,994,000	1,939,073	(54,927)
Expiring 11/16/10	JPMorgan Securities	CNY	14,186	2,112,000	2,093,403	(18,597)
Expiring 11/16/10	JPMorgan Securities	CNY	1,991	300,000	293,773	(6,227)
Expiring 11/16/10	JPMorgan Securities	CNY	1,338	202,000	197,479	(4,521)
Expiring 11/16/10	JPMorgan Securities	CNY	628	94,000	92,673	(1,327)
Expiring 11/16/10	JPMorgan Securities	CNY	460	69,000	67,929	(1,071)
Expiring 11/16/10	Standard Charter	CNY	13,150	1,994,000	1,940,544	(53,456)
Expiring 11/16/10	State Street	CNY	1,398	212,000	206,317	(5,683)
Czech Koruna,
Expiring 02/18/10	Goldman Sachs & Co.	CSK	1,098	63,000	59,717	(3,283)
Expiring 02/18/10	UBS Securities	CSK	7,433	432,857	404,162	(28,695)
Danish Krone,
Expiring 02/18/10	Credit Suisse First Boston Corp.	DKK	1,508	300,727	290,395	(10,332)
Expiring 02/18/10	JPMorgan Securities	DKK	351	70,000	67,501	(2,499)
Expiring 02/18/10	JPMorgan Securities	DKK	339	67,000	65,222	(1,778)
Euro,
Expiring 02/18/10	Barclays Capital Group	EUR	3,588	5,368,364	5,143,908	(224,456)
Expiring 02/18/10	Barclays Capital Group	EUR	665	995,000	952,898	(42,102)
Expiring 02/18/10	Citibank	EUR	882	1,270,318	1,264,782	(5,536)
Expiring 02/18/10	Goldman Sachs & Co.	EUR	764	1,132,000	1,095,157	(36,843)
Expiring 02/18/10	Goldman Sachs & Co.	EUR	357	512,000	511,495	(505)
Expiring 02/18/10	Goldman Sachs & Co.	EUR	106	160,000	152,149	(7,851)
Expiring 02/18/10	JPMorgan Securities	EUR	725	1,094,010	1,039,675	(54,335)
Expiring 02/18/10	JPMorgan Securities	EUR	479	723,000	685,962	(37,038)
Expiring 02/18/10	JPMorgan Securities	EUR	377	560,000	539,740	(20,260)
Expiring 02/18/10	JPMorgan Securities	EUR	326	473,000	467,190	(5,810)
Expiring 02/18/10	JPMorgan Securities	EUR	275	402,000	394,201	(7,799)
Expiring 02/18/10	JPMorgan Securities	EUR	251	373,000	359,272	(13,728)
Expiring 02/18/10	JPMorgan Securities	EUR	244	364,000	349,429	(14,571)
Expiring 02/18/10	JPMorgan Securities	EUR	243	346,000	348,441	2,441
Expiring 02/18/10	JPMorgan Securities	EUR	148	218,000	212,119	(5,881)
Expiring 02/18/10	Royal Bank of Scotland	EUR	696	998,000	997,458	(542)
Expiring 02/18/10	State Street	EUR	768	1,150,000	1,101,259	(48,741)
Hungarian Forint,
Expiring 02/18/10	JPMorgan Securities	HUF	15,254	85,028	80,509	(4,519)
Expiring 02/18/10	UBS Securities	HUF	19,117	105,810	100,898	(4,912)
Indian Rupee,
Expiring 01/20/10	Standard Charter	INR	87,365	1,898,000	1,874,516	(23,484)
Expiring 01/20/10	UBS Securities	INR	69,456	1,494,000	1,490,260	(3,740)
Expiring 01/20/10	Warburg, Dillon & Read LLC	INR	78,508	1,696,000	1,684,477	(11,523)
Expiring 02/18/10	Credit Suisse First Boston Corp.	INR	106,900	2,294,000	2,288,802	(5,198)
Expiring 02/18/10	JPMorgan Securities	INR	12,689	272,000	271,675	(325)
Expiring 02/18/10	JPMorgan Securities	INR	7,167	155,000	153,454	(1,546)
Expiring 02/18/10	JPMorgan Securities	INR	5,965	129,000	127,713	(1,287)
Expiring 02/18/10	Royal Bank of Scotland	INR	108,017	2,313,000	2,312,711	(289)
Expiring 02/18/10	State Street	INR	14,490	315,000	310,240	(4,760)

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Payable	Value	(Depreciation)

Israel Shekel,
Expiring 02/18/10	JPMorgan Securities	ILS	302	$80,000	$79,756	$(244)
Expiring 02/18/10	Morgan Stanley & Co., Inc.	ILS	7,129	1,893,327	1,882,003	(11,324)
Expiring 02/18/10	State Street	ILS	360	96,000	95,096	(904)
Japanese Yen,
Expiring 02/18/10	Barclays Capital Group	JPY	60,242	677,000	646,984	(30,016)
Expiring 02/18/10	Citibank	JPY	1,863,035	20,882,412	20,008,478	(873,934)
Expiring 02/18/10	Commerce Bank	JPY	8,064	90,000	86,605	(3,395)
Expiring 02/18/10	Goldman Sachs & Co.	JPY	67,974	761,000	730,022	(30,978)
Expiring 02/18/10	Goldman Sachs & Co.	JPY	20,592	235,000	221,151	(13,849)
Expiring 02/18/10	Goldman Sachs & Co.	JPY	16,892	191,000	181,413	(9,587)
Expiring 02/18/10	JPMorgan Securities	JPY	483,459	5,295,204	5,192,216	(102,988)
Expiring 02/18/10	JPMorgan Securities	JPY	38,420	433,000	412,625	(20,375)
Expiring 02/18/10	JPMorgan Securities	JPY	28,835	321,000	309,679	(11,321)
Expiring 02/18/10	JPMorgan Securities	JPY	22,841	249,000	245,306	(3,694)
Expiring 02/18/10	JPMorgan Securities	JPY	22,327	249,000	239,791	(9,209)
Expiring 02/18/10	JPMorgan Securities	JPY	19,756	220,000	212,170	(7,830)
Expiring 02/18/10	JPMorgan Securities	JPY	16,856	189,000	181,034	(7,966)
Expiring 02/18/10	Royal Bank of Canada	JPY	29,676	338,000	318,716	(19,284)
Expiring 02/18/10	State Street	JPY	64,518	722,000	692,905	(29,095)
Expiring 02/18/10	State Street	JPY	53,293	611,000	572,348	(38,652)
Malaysian Ringgit,
Expiring 03/22/10	Royal Bank of Canada	MYR	13,333	3,905,000	3,881,000	(24,000)
Mexican Peso,
Expiring 02/18/10	JPMorgan Securities	MXN	27,892	2,177,000	2,119,942	(57,058)
New Taiwanese Dollar,
Expiring 01/22/10	JPMorgan Securities	NWD	6,637	207,000	209,390	2,390
Expiring 01/22/10	Royal Bank of Canada	NWD	40,481	1,271,000	1,277,055	6,055
Expiring 04/15/10	JPMorgan Securities	NWD	115,053	3,649,000	3,682,775	33,775
Expiring 11/16/10	JPMorgan Securities	NWD	65,938	2,108,000	2,153,554	45,554
Expiring 11/16/10	JPMorgan Securities	NWD	4,866	156,000	158,913	2,913
Expiring 11/16/10	JPMorgan Securities	NWD	3,214	103,000	104,974	1,974
Expiring 04/15/10	JPMorgan Securities	NWD	2,238	71,000	71,634	634
Expiring 11/16/10	State Street	NWD	7,859	256,000	256,683	683
Norwegian Krone,
Expiring 02/18/10	Commerce Bank	NOK	378	67,000	65,089	(1,911)
Expiring 02/18/10	Credit Suisse First Boston Corp.	NOK	24,318	4,312,854	4,190,953	(121,901)
Expiring 02/18/10	Goldman Sachs & Co.	NOK	469	83,000	80,819	(2,181)
Expiring 02/18/10	Goldman Sachs & Co.	NOK	360	64,000	62,095	(1,905)
Expiring 02/18/10	JPMorgan Securities	NOK	386	69,000	66,575	(2,425)
Expiring 02/18/10	Royal Bank of Canada	NOK	467	81,000	80,553	(447)
Expiring 02/18/10	State Street	NOK	713	127,000	122,852	(4,148)
Polish Zloty,
Expiring 02/18/10	Goldman Sachs & Co.	PLN	172	63,000	59,970	(3,030)
Expiring 02/18/10	State Street	PLN	1,154	401,196	401,636	440
Expiring 02/18/10	UBS Securities	PLN	380	137,053	132,173	(4,880)
Russian Ruble,
Expiring 02/18/10	JPMorgan Securities	RUB	5,144	167,000	168,359	1,359
Expiring 02/18/10	JPMorgan Securities	RUB	3,389	115,000	110,929	(4,071)
Expiring 02/18/10	JPMorgan Securities	RUB	3,115	107,000	101,952	(5,048)
Expiring 02/18/10	JPMorgan Securities	RUB	2,457	84,000	80,422	(3,578)
Expiring 02/18/10	Morgan Stanley & Co., Inc.	RUB	114,865	3,923,000	3,759,749	(163,251)
Singapore Dollar,
Expiring 02/18/10	Citibank	SGD	1,648	1,187,415	1,172,063	(15,352)
Expiring 02/18/10	JPMorgan Securities	SGD	104	75,000	73,894	(1,106)
Expiring 02/18/10	JPMorgan Securities	SGD	102	73,000	72,417	(583)
South Korean Won,
Expiring 01/15/10	JPMorgan Securities	KRW	1,636,368	1,401,000	1,404,578	3,578
Expiring 01/15/10	JPMorgan Securities	KRW	992,876	813,000	852,236	39,236
Expiring 01/15/10	JPMorgan Securities	KRW	811,985	647,000	696,968	49,968
Expiring 01/15/10	Standard Charter	KRW	2,180,891	1,883,000	1,871,969	(11,031)

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Purchase Contracts	Counterparty		(000)	Payable	Value	(Depreciation)

South Korean Won (cont’d.),
Expiring 03/16/10	JPMorgan Securities	KRW	1,062,955	$911,000	$910,434	$(566)
Expiring 02/18/10	JPMorgan Securities	KRW	263,207	227,000	225,694	(1,306)
Expiring 02/18/10	JPMorgan Securities	KRW	219,887	190,000	188,549	(1,451)
Expiring 02/18/10	JPMorgan Securities	KRW	129,853	112,000	111,346	(654)
Expiring 02/18/10	State Street	KRW	185,553	161,000	159,107	(1,893)
Expiring 02/18/10	UBS Securities	KRW	4,108,855	3,549,000	3,523,260	(25,740)
Swedish Krona,
Expiring 02/18/10	Commerce Bank	SEK	493	72,000	68,872	(3,128)
Expiring 02/18/10	Credit Suisse First Boston Corp.	SEK	35,876	5,217,401	5,015,787	(201,614)
Expiring 02/18/10	Goldman Sachs & Co.	SEK	462	67,000	64,619	(2,381)
Expiring 02/18/10	JPMorgan Securities	SEK	720	104,000	100,591	(3,409)
Expiring 02/18/10	JPMorgan Securities	SEK	675	92,000	94,370	2,370
Expiring 02/18/10	JPMorgan Securities	SEK	443	65,000	61,973	(3,027)
Expiring 02/18/10	Royal Bank of Canada	SEK	794	112,000	111,049	(951)
Expiring 02/18/10	State Street	SEK	939	137,000	131,313	(5,687)
Expiring 02/18/10	State Street	SEK	442	65,000	61,795	(3,205)
Swiss Franc,
Expiring 02/18/10	JPMorgan Securities	CHF	2,990	2,893,000	2,890,203	(2,797)

				$136,432,615	$133,687,793	$(2,744,822)

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Sales Contracts	Counterparty		(000)	Receivable	Value	(Depreciation)

Australian Dollar,
Expiring 02/18/10	Citibank	AUD	3,256	$2,876,315	$2,909,775	$(33,460)
Expiring 02/18/10	JPMorgan Securities	AUD	434	393,222	387,909	5,313
Brazilian Real,
Expiring 01/05/10	Credit Suisse First Boston Corp.	BRL	3,894	2,120,000	2,233,601	(113,601)
Expiring 02/02/10	JPMorgan Securities	BRL	3,801	2,155,000	2,167,799	(12,799)
Expiring 04/05/10	JPMorgan Securities	BRL	3,939	2,172,000	2,219,108	(47,108)
British Pound,
Expiring 02/18/10	Citibank	GBP	909	1,474,050	1,467,697	6,353
Expiring 02/18/10	Credit Suisse First Boston Corp.	GBP	173	285,843	278,554	7,289
Expiring 02/18/10	JPMorgan Securities	GBP	203	331,812	328,021	3,791
Expiring 02/18/10	JPMorgan Securities	GBP	115	188,000	185,074	2,926
Expiring 02/18/10	State Street	GBP	216	358,803	348,433	10,370
Expiring 02/18/10	State Street	GBP	98	159,899	158,771	1,128
Canadian Dollar,
Expiring 02/18/10	Morgan Stanley & Co., Inc.	CAD	2,277	2,120,000	2,177,523	(57,523)
Expiring 02/18/10	Royal Bank of Canada	CAD	1,326	1,264,968	1,267,589	(2,621)
Expiring 02/18/10	State Street	CAD	1,074	1,023,051	1,027,137	(4,086)
Euro,
Expiring 02/18/10	Credit Suisse First Boston Corp.	EUR	1,207	1,802,692	1,730,495	72,197
Expiring 02/18/10	JPMorgan Securities	EUR	3,665	5,518,720	5,254,175	264,545
Expiring 02/18/10	JPMorgan Securities	EUR	1,047	1,500,000	1,501,447	(1,447)
Expiring 02/18/10	JPMorgan Securities	EUR	962	1,441,026	1,379,489	61,537
Expiring 02/18/10	JPMorgan Securities	EUR	838	1,256,165	1,201,451	54,714
Expiring 02/18/10	JPMorgan Securities	EUR	817	1,172,000	1,171,045	955
Expiring 02/18/10	JPMorgan Securities	EUR	541	815,922	775,877	40,045
Expiring 02/18/10	JPMorgan Securities	EUR	328	492,000	469,907	22,093
Expiring 02/18/10	JPMorgan Securities	EUR	177	265,830	254,401	11,429
Expiring 02/18/10	Royal Bank of Scotland	EUR	800	1,188,991	1,146,946	42,045
Expiring 02/18/10	Royal Bank of Scotland	EUR	582	855,746	834,017	21,729
Expiring 02/18/10	State Street	EUR	633	940,818	907,721	33,097
Expiring 02/18/10	State Street	EUR	534	777,459	766,026	11,433
Expiring 02/18/10	State Street	EUR	38	57,265	55,018	2,247
Expiring 02/18/10	UBS Securities	EUR	157	235,830	225,472	10,358

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Forward foreign currency exchange contracts outstanding at December 31, 2009 (continued):

			Notional	Value at		Unrealized
			Amount	Settlement Date	Current	Appreciation
Sales Contracts	Counterparty		(000)	Receivable	Value	(Depreciation)

Israel Shekel,
Expiring 02/18/10	JPMorgan Securities	ILS	7,866	$2,066,000	$2,076,549	$(10,549)
Japanese Yen,
Expiring 02/18/10	Citibank	JPY	59,782	662,934	642,039	20,895
Expiring 02/18/10	JPMorgan Securities	JPY	845,200	9,542,460	9,077,209	465,251
Expiring 02/18/10	JPMorgan Securities	JPY	134,311	1,443,000	1,442,461	539
Expiring 02/18/10	JPMorgan Securities	JPY	109,347	1,230,584	1,174,352	56,232
Expiring 02/18/10	JPMorgan Securities	JPY	96,324	1,071,000	1,034,489	36,511
Expiring 02/18/10	JPMorgan Securities	JPY	74,362	800,000	798,627	1,373
Expiring 02/18/10	JPMorgan Securities	JPY	44,139	503,605	474,043	29,562
Expiring 02/18/10	JPMorgan Securities	JPY	14,460	167,000	155,294	11,706
Expiring 02/18/10	Royal Bank of Scotland	JPY	130,304	1,495,817	1,399,430	96,387
Expiring 02/18/10	Royal Bank of Scotland	JPY	19,121	216,490	205,354	11,136
Mexican Peso,
Expiring 01/21/10	Royal Bank of Canada	MXN	1,450	109,403	110,548	(1,145)
Expiring 02/18/10	JPMorgan Securities	MXN	118,642	8,961,535	9,017,324	(55,789)
Expiring 02/18/10	JPMorgan Securities	MXN	19,009	1,444,246	1,444,784	(538)
Expiring 02/18/10	JPMorgan Securities	MXN	2,008	152,000	152,639	(639)
Polish Zloty,
Expiring 02/18/10	Royal Bank of Canada	PLN	260	92,000	90,586	1,414
South African Rand,
Expiring 02/18/10	Morgan Stanley & Co., Inc.	ZAR	2,268	298,740	304,479	(5,739)

				$65,500,241	$64,430,685	$1,069,556

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Preferred Stock	$8,140	$—	$—
Warrants	—	33,125	—
Asset-Backed Securities	—	7,843,921	—
Commercial Mortgage-Backed Securities	—	10,679,908	—
Corporate Obligations	—	64,619,870	—
Foreign Bonds	—	215,840,067	—
Municipal Bonds	—	1,709,836	—
Residential Mortgage-Backed Securities	—	1,355,590	—
Sovereign Issues	—	2,555,024	—
U.S. Government Agency Mortgage-Backed Securities	—	48,000,989	—
U.S. Government Agency Obligations	—	905,981	—
U.S. Treasury Obligations	—	37,988,467	—
Affiliated Money Market Mutual Fund	26,979,037	—	—

	$26,987,177	$391,532,778	$—
Other Financial Instruments*	1,061,746	(1,675,266)	—

Total	$28,048,923	$389,857,512	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred
Stocks

Balance as of 12/31/08	$37,364
Realized gain (loss)	(72,767)
Change in unrealized appreciation (depreciation)	73,353
Net purchases (sales)	(37,950)
Transfers in and/or out of Level 3	—

Balance as of 12/31/09	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Sovereign Issues	34.5%
U.S. Government Mortgage-Backed Securities	11.6
U.S. Treasury Obligations	9.2
Financial – Bank & Trust	9.2
Financial Services	6.8
Affiliated Money Market Mutual Fund (2.6% represents investments purchased with collateral from securities on loan)	6.5
Telecommunications	2.7
Commercial Mortgage-Backed Securities	2.6
Oil & Gas	2.2
Asset-Backed Securities	1.9
Utilities	1.6
Media	1.3
Insurance	0.8
Sovereign Bonds	0.7
Metals & Mining	0.6
Beverages	0.5
Food	0.5
Retail & Merchandising	0.4
Pharmaceuticals	0.4
Municipal Bonds	0.4
Real Estate	0.4
Tobacco	0.4
Chemicals	0.4
Residential Mortgage-Backed Securities	0.4
Electric	0.3
Medical Supplies & Equipment	0.3
Environmental Services	0.3
Building Materials	0.2
Farming & Agriculture	0.2
Pipelines	0.2
U.S. Government Agency Obligations	0.2
Real Estate Investment Trusts	0.2
Entertainment & Leisure	0.2
SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

Industry (cont’d.)

Home Builders	0.2%
Aerospace	0.2
Healthcare Services	0.2
Advertising	0.2
Foreign Government Bonds	0.2
Electronic Components & Equipment	0.2
Consumer Products & Services	0.2
Broadcasting	0.1
Business Services	0.1
Office Equipment	0.1
Transportation	0.1
Automobile Manufacturers	0.1
Diversified Financial Services	0.1
Machinery & Equipment	0.1
Diversified Operations	0.1
Containers & Packaging	0.1
Biotechnology	0.1
Commercial Services	0.1
Financial – Brokerage	0.1
Airlines	0.1
Paper & Forest Products	0.1
Construction	0.1
Distribution/Wholesale	0.1
Electric – Integrated	0.1

101.2
Liabilities in excess of other assets	(1.2)

100.0%

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair		Balance Sheet	Fair
carried at fair value	Location	Value		Location	Value

Interest rate contracts	Due from broker-variation margin	$1,095,079	*	Due from broker-variation margin	$33,333	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	1,742,528		Unrealized depreciation on foreign currency forward contracts	3,417,794
Equity contracts	Unaffiliated investments	33,125		—	—

Total		$2,870,732			$3,451,127

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

			Forward
Derivatives not accounted for as hedging			Currency
instruments, carried at fair value	Warrants	Futures	Contracts	Total

Interest rate contracts	$—	$(203,250)	$—	$(203,250)
Foreign exchange contracts	—	—	2,479,314	2,479,314
Equity contracts	—	—	—	—

Total	—	$(203,250)	$2,479,314	$2,276,064

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

			Forward
Derivatives not accounted for as hedging			Currency
instruments, carried at fair value	Warrants	Futures	Contracts	Total

Interest rate contracts	$—	$1,261,045	$—	$1,261,045
Foreign exchange contracts	—	—	(6,648,086)	(6,648,086)
Equity contracts	33,125	—	—	33,125

Total	$33,125	$1,261,045	$(6,648,086)	$(5,353,916)

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

For the year ended December 31, 2009, the average volume of derivative activities is as follows:

		Forward	Forward
		Currency	Currency
Futures	Futures	Contracts –	Contracts –
Long Positions(1)	Short Positions(1)	Purchased(2)	Sold(3)

$36,444,795	$29,414,108	$93,584,812	$58,827,002

(1)	Value at Trade Date.
(2)	Value at Settlement Date Payable.
(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value, including securities on loan of $10,323,665:
Unaffiliated investments (cost $386,188,811)	$391,540,918
Affiliated investments (cost $26,979,037)	26,979,037
Deposit with broker	2,159,294
Foreign currency, at value (cost $954,293)	949,447
Dividends and interest receivable	5,231,369
Receivable for fund share sold	4,132,489
Unrealized appreciation on foreign currency forward contracts	1,742,528
Due from broker-variation margin	124,594
Tax reclaim receivable	22,330
Prepaid expenses	5,377

Total Assets	432,887,383

LIABILITIES:
Payable to broker for collateral for securities on loan	10,593,023
Payable to custodian	4,116,242
Unrealized depreciation on foreign currency forward contracts	3,417,794
Payable for investments purchased	832,098
Payable for fund share repurchased	193,531
Advisory fees payable	102,316
Accrued expenses and other liabilities	73,731
Due to broker-variation margin	14,700
Shareholder servicing fees payable	2,269
Affiliated transfer agent fee payable	912

Total Liabilities	19,346,616

NET ASSETS
$413,540,767

Net assets were comprised of:
Paid-in capital	$401,731,710
Retained earnings	11,809,057

Net assets, December 31, 2009	$413,540,767

Net asset value and redemption price per share, $413,540,767 / 38,224,976 outstanding shares of beneficial interest	$10.82

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated interest income	$13,373,172
Affiliated dividend income	51,157
Affiliated income from securities lending, net	13,681
Unaffiliated dividend income	13,156

13,451,166

EXPENSES
Advisory fees	2,415,108
Shareholder servicing fees and expenses	301,889
Custodian and accounting fees	167,000
Audit fee	40,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	12,000
Trustees’ fees	11,000
Insurance expenses	7,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense (Note 7)	421
Miscellaneous	9,495

Total expenses	2,986,913

NET INVESTMENT INCOME	10,464,253

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(1,489,023)
Futures transactions	(203,250)
Foreign currency transactions	3,661,563

1,969,290

Net change in unrealized appreciation (depreciation) on:
Investments	23,628,405
Futures	1,261,045
Foreign currencies	(6,456,151)

18,433,299

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	20,402,589

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,866,842

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,464,253	$22,109,258
Net realized gain on investment and foreign currency transactions	1,969,290	14,960,574
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	18,433,299	(39,087,653)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,866,842	(2,017,821)

DISTRIBUTIONS	(37,208,339)	(37,609,128)

FUND SHARE TRANSACTIONS:
Fund share sold [16,019,582 and 14,034,905 shares, respectively]	173,663,107	174,605,013
Fund share issued in reinvestment of distributions [3,724,558 and 3,250,573 shares, respectively]	37,208,339	37,609,128
Fund share repurchased [5,518,254 and 50,625,071 shares, respectively]	(60,086,780)	(612,007,617)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	150,784,666	(399,793,476)

TOTAL INCREASE (DECREASE) IN NET ASSETS	144,443,169	(439,420,425)
NET ASSETS:
Beginning of year	269,097,598	708,518,023

End of year	$413,540,767	$269,097,598

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
LONG-TERM INVESTMENTS — 97.9%	(Unaudited)	Rate	Date	(000)#	(Note 2)

ASSET-BACKED SECURITIES(c) — 3.0%
Ace Securities Corp., Series 2003-NC1, Class M1	Aa2	1.401%	07/25/33	$2,710	$1,736,756
Bank of America Manufactured Housing Contract Trust, Series 1997-2, Class M	B2	6.90%	04/10/28	2,400	3,051,483
Bayview Financial Asset Trust, Series 2004-SSRA, Class A1, 144A	Ba1	0.831%	12/25/39	351	245,345
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 22A1	B(d)	5.595%	10/25/36	377	188,765
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 144A	B3	0.451%	12/25/36	540	378,851
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	Baa2	1.881%	03/25/33	4,885	3,120,152
CDC Mortgage Capital Trust, Series 2003-HE1, Class M1	A1	1.581%	08/25/33	2,777	1,990,138
Countrywide Asset-Backed Certificates, Series 2004-5, Class M2	Aa3	0.901%	07/25/34	2,763	690,412
Countrywide Asset-Backed Certificates, Series 2004-13, Class MF1	Aa1	5.071%	04/25/35	3,541	1,528,685
Countrywide Asset-Backed Certificates, Series 2006-SD3, Class A1, 144A	BB(d)	0.561%	07/25/36	1,881	926,109
Countrywide Asset-Backed Certificates, Series 2007-SD1, Class A1, 144A	B(d)	0.681%	03/25/47	485	190,691
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1B	Aa3	0.383%	11/15/36	885	539,753
Fremont Home Loan Trust, Series 2003-B, Class M1	Aa3	1.281%	12/25/33	2,811	2,083,159
GSAA Home Equity Trust, Series 2007-4, Class A3A	Caa2	0.531%	03/25/37	4,790	2,224,600
GSAA Home Equity Trust, Series 2007-5, Class 2A3A	Caa1	0.551%	04/25/47	4,920	2,249,621
GSAA Home Equity Trust, Series 2007-6, Class A4	Caa3	0.531%	05/25/47	9,370	5,070,416
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 144A	Aaa	5.29%	03/25/16	2,840	2,833,588
Homestar Mortgage Acceptance Corp., Series 2004-3, Class AV1	Aaa	0.681%	07/25/34	1,790	1,253,047
Lehman XS Trust, Series 2005-5N, Class 1A1	A1	0.531%	11/25/35	324	203,573
Lehman XS Trust, Series 2005-5N, Class 3A1A	Baa1	0.531%	11/25/35	446	254,647
MLCC Mortgage Investors, Inc., Series 2006-1, Class 1A	Baa1	3.763%	02/25/36	358	252,110
Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1	Aa2	1.251%	10/25/33	3,048	2,282,215
Nelnet Student Loan Trust, Series 2008-4, Class A4	Aaa	1.762%	04/25/24	1,890	1,973,150
Ownit Mortgage Loan Asset Backed Certificates, Series 2005-2, Class M2	Aa2	0.681%	03/25/36	2,877	2,739,002
RAAC, Series 2006-RP3, Class A, 144A	Caa2	0.501%	05/25/36	2,368	1,136,471
RAAC, Series 2007-SP3, Class A1	Caa1	1.431%	09/25/47	284	182,131
Renaissance Home Equity Loan Trust, Series 2006-3, Class AV3	Aaa	0.471%	11/25/36	4,100	1,792,860
Soundview Home Equity Loan Trust, Series 2006-WF1, Class A2	B1	5.333%	10/25/36	2,096	1,759,162
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4A1	CCC(d)	5.862%	05/25/36	2,878	2,075,459
Structured Asset Securities Corp., Series 2007-BC4, Class A3	Aa2	0.481%	11/25/37	1,935	1,678,082
Wachovia Asset Securitization, Inc., Series 2004-HE1, Class A	Baa2	0.451%	06/25/34	6,425	3,258,801
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	BB(d)	5.314%	03/25/37	1,501	1,194,833

TOTAL ASSET-BACKED SECURITIES
(cost $62,037,425)					51,084,067

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
BANK LOANS (c)(g) — 0.5%	(Unaudited)	Rate		Date	(000)#	(Note 2)

Aramark Corp.	Ba3	2.124%		01/26/14	$480	$454,510
Bausch & Lomb, Inc.	B1	3.249%		04/26/15	—(r)	936
Calpine Corp.	B2	4.095%		03/29/09	987	846,968
Charter Communications Operating LLC	NR	6.25%		03/06/14	987	924,512
Community Health System, Inc.	Ba3	2.532%		07/25/14	499	470,066
First Data Corp.	B1	3.001%		09/24/14	490	434,036
Graphic Packaging International, Inc.	Ba3	2.271%		05/16/14	890	863,941
Graphic Packaging International, Inc.	Ba3	5.448%		05/16/14	877	842,652
Harrah’s Operating Co., Inc.	B1	6.162%		01/28/15	1,009	814,207
HCA, Inc.	NR	2.848%		11/17/13	751	716,153
Iconix Tl	NR	2.50%		05/01/14	800	753,758
Royalty Pharma TLB	NR	2.848%		05/15/14	485	471,434
Texas Competitive Electric Holdings Co. LLC	B1	3.249%		10/10/14	1,975	1,590,659
Tribune Co. Tl X	NR	2.999%		06/04/09	183	103,314

TOTAL BANK LOANS
(cost $9,322,521)						9,287,146

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
Bank of America Commercial Mortgage, Inc., Series 2007-5, Class A3	AAA(d)	5.62%		02/10/51	60	58,233
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4	AAA(d)	5.405	%(c)	12/11/40	220	215,599
Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class A4	AAA(d)	5.456	%(c)	03/11/39	4,400	4,300,691
Commercial Mortgage Lease-Backed Certificates, Series 2001-CMLB, Class A1, 144A	Aaa	6.746%		06/20/31	4,204	4,523,227
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5	Aaa	5.224	%(c)	04/10/37	1,000	947,210
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA	Aaa	4.68%		07/10/39	600	602,512
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4	Aa2	5.805	%(c)	08/10/45	690	592,465
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3	Aaa	5.42%		01/15/49	890	750,765
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5	Aaa	4.739%		07/15/30	5,900	5,707,633
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3	AAA(d)	5.347%		11/15/38	1,140	1,045,046
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A3	Aaa	6.72	%(c)	11/15/26	4,634	4,990,020
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	AAA(d)	5.656	%(c)	05/12/39	900	879,557
Morgan Stanley Capital I, Series 2006-IQ12, Class A4	AAA(d)	5.332%		12/15/43	1,570	1,456,886

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $26,090,682)						26,069,844

CORPORATE BONDS — 29.3%
Advertising — 0.2%
Affinion Group, Inc., Gtd. Notes(a)	B2	10.125%		10/15/13	1,250	1,284,375
WPP Finance UK, Gtd. Notes (United Kingdom)	Baa3	8.00%		09/15/14	1,530	1,740,008

						3,024,383

Aerospace — 0.1%
Boeing Co. (The), Sr. Unsec’d. Notes(a)	A2	4.875%		02/15/20	1,830	1,834,961

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Aerospace/Defense — 0.1%
L-3 Communications Corp., Gtd. Notes	Ba2	5.875%		01/15/15	$500	$499,375
L-3 Communications Corp., Gtd. Notes	Ba2	6.375%		10/15/15	520	521,950

						1,021,325

Agriculture — 0.1%
Reynolds American, Inc., Gtd. Notes	Baa3	7.25%		06/01/12	2,100	2,308,557

Airlines — 0.1%
United Air Lines, Inc., Gtd. Notes	Ba1	9.75%		01/15/17	1,190	1,213,800

Automobile Manufacturers
Motors Liquidation Co., Sr. Unsec’d. Notes(i)	NR	8.375%		07/15/33	510	137,700

Banks — 2.9%
Bank of America Corp., Jr. Sub. Notes	Ba3	8.125	%(c)	12/29/49	1,440	1,386,346
Bank of America Corp., Sr. Unsec’d. Notes	A2	5.65%		05/01/18	2,530	2,569,498
Bank of America Corp., Sr. Unsec’d. Notes	A2	5.75	%(c)	12/01/17	100	102,402
Bank of America Corp., Sr. Unsec’d. Notes	A2	6.00%		09/01/17	740	768,064
Barclays Bank PLC, Sr. Unsec’d. Notes (United Kingdom)	Aa3	5.20%		07/10/14	680	720,806
Barclays Bank PLC, Sub. Notes, 144A (United Kingdom)	Baa1	6.05%		12/04/17	1,560	1,587,615
Commonwealth Bank of Australia, Sr. Unsec’d. Notes, 144A (Australia)	Aa1	3.75%		10/15/14	1,900	1,904,621
Commonwealth Bank of Australia, Sr. Unsec’d. Notes, 144A (Australia)	Aa1	5.00%		10/15/19	810	804,193
Credit Agricole SA, Sub. Notes, 144A (France)(a)	Aa3	8.375	%(c)	12/13/49	5,300	5,618,000
ICICI Bank Ltd., Sub. Notes (India)	BB	6.375	%(c)	04/30/22	1,830	1,642,815
ICICI Bank Ltd., Sub. Notes, 144A (India)	Baa3	6.375	%(c)	04/30/22	480	430,902
Kaupthing Bank, Sr. Notes, 144A (Iceland) (original cost $4,589,281; purchased 02/25/08)(f)(g)	NR	7.625%		02/28/15	5,480	1,342,600
Nordea Bank AB, Sr. Unsec’d. Notes, 144A (Sweden)	Aa2	3.70%		11/13/14	2,810	2,804,582
Rabobank Nederland NV, Jr. Sub. Notes, 144A (Netherlands)	Aa2	11.00	%(c)	06/30/19	1,415	1,725,244
Royal Bank of Scotland Group PLC, Sr. Sub. Notes (United Kingdom)	Ba2	6.375%		02/01/11	100	100,278
Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes (United Kingdom)	A1	6.40%		10/21/19	3,300	3,268,225
Royal Bank of Scotland Group PLC, Sub. Notes (United Kingdom)	Ba2	5.00%		11/12/13	800	718,468
Royal Bank of Scotland Group PLC, Sub. Notes (United Kingdom)	Ba2	5.00%		10/01/14	3,010	2,660,133
Royal Bank of Scotland Group PLC, Sub. Notes (United Kingdom)	Ba2	5.05%		01/08/15	1,100	954,208
RSHB Capital SA, Sr. Sec’d. Notes (Luxembourg)	BBB+(d)	6.299%		05/15/17	1,080	1,086,750
Shinsei Finance Cayman Ltd., Jr. Sub. Notes, 144A (Cayman Islands)	Baa3	6.418	%(c)	01/29/49	2,010	1,170,825
Wachovia Corp., Sr. Unsec’d. Notes	A1	5.75%		02/01/18	6,720	7,012,777
Wachovia Corp., Sub. Notes	A2	5.625%		10/15/16	5,220	5,337,408
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	4.375%		01/31/13	800	830,944
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	5.25%		10/23/12	500	533,787
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	5.30%		08/26/11	1,990	2,107,575
Wells Fargo Capital X, Bank Gtd. Notes(a)	Baa2	5.95%		12/15/36	1,730	1,505,100

						50,694,166

Beverages — 1.0%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	5.375%		01/15/20	5,040	5,142,105
Diageo Capital PLC, Gtd. Notes (United Kingdom)(a)	A3	7.375%		01/15/14	3,490	4,037,278
Dr. Pepper Snapple Group, Inc., Gtd. Notes	Baa3	6.82%		05/01/18	3,400	3,814,181
PepsiCo, Inc., Sr. Unsec’d. Notes	Aa2	7.90%		11/01/18	2,760	3,387,224

						16,380,788

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Cable Television — 0.7%
Charter Communications Operating LLC, Sec’d. Notes, 144A(i)	B1	8.00%		04/30/12	$180	$184,950
Charter Communications Operating LLC, Sec’d. Notes, 144A(i)	B1	10.875%		09/15/14	385	431,200
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.75%		07/01/18	740	812,937
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.75%		06/15/39	940	984,467
Time Warner Cable, Inc., Gtd. Notes	Baa2	7.30%		07/01/38	1,210	1,341,428
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.25%		04/01/19	2,900	3,454,172
Time Warner Entertainment Co. LP, Gtd. Notes	Baa2	8.375%		07/15/33	1,350	1,613,845
Time Warner Entertainment Co. LP, Gtd. Notes	Baa2	10.15%		05/01/12	2,110	2,428,205

						11,251,204

Chemicals
PPG Industries, Inc., Sr. Unsec’d. Notes	Baa1	5.75%		03/15/13	260	277,599
PPG Industries, Inc., Sr. Unsec’d. Notes	Baa1	6.65%		03/15/18	260	283,023

						560,622

Diversified — 0.1%
Teck Resources Ltd., Sr. Sec’d. Notes (Canada)	Ba2	9.75%		05/15/14	95	109,606
Teck Resources Ltd., Sr. Sec’d. Notes (Canada)	Ba2	10.25%		05/15/16	910	1,060,150
Teck Resources Ltd., Sr. Sec’d. Notes (Canada)	Ba2	10.75%		05/15/19	160	191,200

						1,360,956

Diversified Financial Services — 6.1%
Aiful Corp., Sr. Unsec’d. Notes, 144A (Japan)	Caa1	6.00%		12/12/11	680	482,800
American Express Co., Sr. Unsec’d. Notes	A3	6.15%		08/28/17	700	731,573
American Express Co., Sr. Unsec’d. Notes	A3	8.125%		05/20/19	5,070	6,008,259
American Express Co., Sub. Notes	Baa2	6.80	%(c)	09/01/66	1,230	1,100,850
American Express Credit Corp., Sr. Unsec’d. Notes	A2	5.125%		08/25/14	1,270	1,338,241
American General Finance Corp., Sr. Unsec’d. Notes, MTN	B2	6.90%		12/15/17	1,040	722,128
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes(a)	Aa3	6.40%		10/02/17	3,650	3,978,796
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	7.25%		02/01/18	3,069	3,522,761
Boeing Capital Corp., Sr. Unsec’d. Notes(a)	A2	4.70%		10/27/19	1,570	1,529,819
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes(a)	A2	6.125%		02/17/14	3,800	4,246,652
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	5.45%		04/15/18	1,200	1,249,892
Citigroup, Inc., Sr. Unsec’d. Notes	A3	4.125%		02/22/10	2,280	2,288,292
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.50%		10/15/14	2,990	3,027,468
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.00%		08/15/17	490	489,812
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.01%		01/15/15	6,150	6,279,753
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.375%		08/12/14	2,580	2,701,020
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.50%		08/19/13	2,100	2,236,905
Citigroup, Inc., Sr. Unsec’d. Notes(a)	A3	6.875%		03/05/38	2,480	2,475,085
Citigroup, Inc., Sub. Notes	Baa1	5.00%		09/15/14	2,300	2,217,255
Citigroup, Inc., Unsec’d. Notes(a)	A3	8.50%		05/22/19	890	1,027,730
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	7.375%		02/01/11	2,900	2,959,119
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	12.00%		05/15/15	3,200	3,710,810
General Electric Capital Corp., FDIC Gtd.(a)	Aaa	2.125%		12/21/12	4,870	4,874,515
General Electric Capital Corp., Sr. Unsec’d. Notes(a)	Aa2	5.625%		05/01/18	2,680	2,746,306
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	5.90%		05/13/14	3,520	3,805,373
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	6.00%		08/07/19	2,410	2,501,631
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	6.00%		06/15/12	2,370	2,554,640
General Electric Capital Corp., Sub. Notes(a)	Aa3	6.375	%(c)	11/15/67	3,280	2,845,400
GMAC, Inc., Gtd. Notes, 144A(a)	Ca2	6.625%		05/15/12	3,166	3,102,680
GMAC, Inc., Gtd. Notes, 144A	Ca2	7.25%		03/02/11	1,899	1,880,010
GMAC, Inc., Gtd. Notes, 144A	Ca2	8.00%		11/01/31	638	574,200
Goldman Sachs Capital II, Gtd. Notes	A3	5.793	%(c)	06/01/12	670	519,250
Goldman Sachs Group, Inc.(The), Notes, MTN(a)	A1	6.00%		05/01/14	1,740	1,903,156
Goldman Sachs Group, Inc.(The), Sr. Unsec’d. Notes	A1	4.50%		06/15/10	1,120	1,140,186

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Diversified Financial Services (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.95%		01/18/18	$1,200	$1,267,168
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	A1	7.50%		02/15/19	390	454,663
JPMorgan Chase & Co., Sub. Notes	A1	5.15%		10/01/15	3,160	3,272,322
JPMorgan Chase & Co., Sub. Notes	A1	6.125%		06/27/17	2,660	2,811,551
Lehman Brothers Holdings, Inc., Jr. Sub. Notes(i)	NR	6.50%		07/19/17	3,140	942
Lehman Brothers Holdings, Inc., Sub. Notes, MTN(i)	A(d)	6.75%		12/28/17	1,040	312
Merrill Lynch & Co., Inc., Notes, MTN(a)	A2	6.875%		04/25/18	3,420	3,684,838
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	5.45%		02/05/13	3,350	3,525,108
Merrill Lynch & Co., Inc., Sub. Notes	A3	5.70%		05/02/17	500	490,086
Merrill Lynch & Co., Inc., Sub. Notes	A3	6.05%		05/16/16	320	322,879
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%		01/09/12	1,970	2,078,984
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	A2	6.625%		04/01/18	4,180	4,519,282
Resona Preferred Global Securities Cayman Ltd., Jr. Sub. Notes, 144A (Cayman Islands)	Baa1	7.191	%(c)	12/29/49	670	548,014

						105,748,516

Electric — 1.6%
AES Corp. (The), Sr. Unsec’d. Notes	B1	8.00%		10/15/17	1,600	1,642,000
AES Corp. (The), Sr. Unsec’d. Notes(a)	B1	8.00%		06/01/20	4,440	4,517,700
Calpine Construction Finance Co. LP, Sr. Sec’d. Notes, 144A	B1	8.00%		06/01/16	495	509,850
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	5.70%		09/17/12	3,380	3,652,462
Energy Future Holdings Corp., Gtd. Notes	Caa3	10.875%		11/01/17	50	40,875
Energy Future Holdings Corp., Gtd. Notes	Caa3	11.25%		11/01/17	10,112	7,154,523
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	6.45%		11/15/11	161	172,632
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	7.375%		11/15/31	4,390	4,758,330
NRG Energy, Inc., Gtd. Notes	B1	7.375%		02/01/16	680	680,850
NRG Energy, Inc., Gtd. Notes	B1	7.375%		01/15/17	670	671,675
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	6.05%		03/01/34	3,820	3,988,210

						27,789,107

Energy
Peabody Energy Corp., Gtd. Notes	Ba1	6.875%		03/15/13	115	116,294

Financial Services — 2.3%
BAC Capital Trust XI, Ltd. Gtd. Notes	Baa3	6.625%		05/23/36	620	554,013
Countrywide Financial Corp., Sub. Notes	A3	6.25%		05/15/16	510	518,755
El Paso Performance-Linked Trust, Sr. Unsec’d. Notes, 144A	Ba3	7.75%		07/15/11	1,000	1,025,161
Federal Home Loan Banks, Bonds	Aaa	1.625%		07/27/11	9,030	9,116,336
Federal National Mortgage Assoc., Notes	Aaa	1.75%		08/10/12	5,780	5,778,838
Federal National Mortgage Assoc., Sr. Sub. Notes	Aa2	5.25%		08/01/12	14,190	15,142,575
HSBC Finance Corp., Sr. Unsec’d. Notes	A3	4.625%		09/15/10	2,260	2,316,100
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.125%		08/27/12	1,410	1,321,838
Suntrust Capital VIII, Ltd. Gtd. Notes	Baa2	6.10	%(c)	12/15/36	3,110	2,166,165
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg)	Baa2	7.875%		03/13/18	2,183	2,243,032

						40,182,813

Food — 0.8%
Delhaize Group SA, Gtd. Notes (Belgium)	Baa3	6.50%		06/15/17	3,210	3,486,163
Kroger Co. (The), Gtd. Notes	Baa2	5.00%		04/15/13	1,800	1,903,527
Kroger Co. (The), Gtd. Notes	Baa2	6.15%		01/15/20	1,500	1,605,372
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A3	5.35%		03/01/18	3,340	3,581,212
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	6.35%		08/15/17	2,220	2,429,703

						13,005,977

Forest & Paper Products — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A	Ba3	8.25%		05/01/16	1,255	1,330,300
NewPage Corp., Sec’d. Notes	Caa2	10.00%		05/01/12	210	150,150

						1,480,450

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
	Ratings†	Interest		Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Gaming — 0.1%
Boyd Gaming Corp., Sr. Sub. Notes(a)	B3	6.75%		04/15/14	$340	$306,425
Boyd Gaming Corp., Sr. Sub. Notes(a)	B3	7.125%		02/01/16	1,100	957,000
MGM Mirage, Inc., Gtd. Notes	Caa2	7.625%		01/15/17	110	85,525
MGM Mirage, Inc., Gtd. Notes	Caa2	8.50%		09/15/10	40	39,800
MGM Mirage, Inc., Sr. Sec’d. Notes, 144A	B1	10.375%		05/15/14	110	119,350
MGM Mirage, Inc., Sr. Sec’d. Notes, 144A	B1	11.125%		11/15/17	260	287,950
Station Casinos, Inc., Sr. Unsec’d. Notes(g)(i)	D(d)	7.75%		08/15/16	880	137,500

						1,933,550

Healthcare - Services — 0.8%
CHS / Community Health Systems, Inc., Gtd. Notes(a)	B3	8.875%		07/15/15	880	910,800
DaVita, Inc., Gtd. Notes(a)	B2	7.25%		03/15/15	1,080	1,082,700
HCA, Inc., Sr. Sec’d. Notes	B2	9.625%		11/15/16	2,525	2,732,772
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A	B2	8.875%		07/01/19	553	597,240
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A	B2	9.00%		05/01/15	160	172,800
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A	B2	10.00%		05/01/18	870	974,400
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%		02/15/13	590	617,296
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%		04/01/13	650	681,148
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.00%		11/15/17	760	784,613
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.00%		02/15/18	1,180	1,218,879
Wellpoint, Inc., Sr. Unsec’d. Notes	Baa1	5.875%		06/15/17	1,800	1,854,454
Wellpoint, Inc., Sr. Unsec’d. Notes	Baa1	7.00%		02/15/19	1,650	1,845,406

						13,472,508

Insurance — 0.7%
Allstate Life Global Funding Trusts, Sr. Sec’d. Notes, MTN	A1	5.375%		04/30/13	960	1,024,775
American International Group, Inc., Jr. Sub. Notes	Ba2	6.25%		03/15/37	1,020	561,000
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	5.85%		01/16/18	2,320	1,903,627
MetLife, Inc., Jr. Sub. Notes	Baa2	6.40%		12/15/36	2,380	2,082,500
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A	Aa3	5.125%		04/10/13	980	1,038,202
Pacific Life Global Funding, Sr. Sec’d. Notes, 144A	A1	5.15%		04/15/13	1,130	1,180,733
Teachers Insurance & Annuity Association of America, Notes, 144A	Aa2	6.85%		12/16/39	2,780	2,873,792
Travelers Cos., Inc. (The), Jr. Sub. Notes(a)	A3	6.25	%(c)	03/15/37	1,330	1,211,617

						11,876,246

Machinery & Equipment — 0.1%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	5.35%		04/03/18	1,500	1,585,263

Media — 0.6%
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	8.00%		04/15/12	600	634,500
Comcast Corp., Gtd. Notes(a)	Baa1	5.70%		05/15/18	480	504,600
Comcast Corp., Gtd. Notes(a)	Baa1	6.50%		01/15/15	3,890	4,358,177
Comcast Corp., Gtd. Notes	Baa1	6.50%		01/15/17	2,390	2,645,883
DISH DBS Corp., Gtd. Notes	Ba3	7.75%		05/31/15	600	628,500
DISH DBS Corp., Gtd. Notes	Ba3	7.875%		09/01/19	715	749,856

						9,521,516

Media & Entertainment — 0.1%
Intelsat Jackson Holdings Ltd., Gtd. Notes (Bermuda)	B3	9.50%		06/15/16	245	262,150
Intelsat Jackson Holdings Ltd., Gtd. Notes (Bermuda)	Caa2	11.25%		06/15/16	900	974,250
Intelsat Jackson Holdings Ltd., Gtd. Notes, 144A (Bermuda)	B3	8.50%		11/01/19	25	25,750

						1,262,150

Metals & Mining — 1.0%
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375%		04/01/17	5,505	6,027,975
Rio Tinto Finance USA Ltd., Gtd. Notes (Australia)(a)	Baa1	6.50%		07/15/18	2,500	2,746,200
Rio Tinto Finance USA Ltd., Gtd. Notes (Australia)(a)	Baa1	9.00%		05/01/19	2,620	3,315,841

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Metals & Mining (continued)
Steel Dynamics, Inc., Gtd. Notes	Ba2	7.375%	11/01/12	$500	$515,000
Steel Dynamics, Inc., Sr. Unsec’d. Notes	Ba2	7.75%	04/15/16	105	109,462
Vale Overseas Ltd., Gtd. Notes (Cayman Islands)	Baa2	6.875%	11/21/36	2,440	2,437,953
Vedanta Resources PLC, Sr. Unsec’d. Notes (United Kingdom)	Ba2	8.75%	01/15/14	400	405,000
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A (United Kingdom)	Ba2	8.75%	01/15/14	1,420	1,451,950

					17,009,381

Mining — 0.1%
Alcoa, Inc., Sr. Unsec’d. Notes(a)	Baa3	6.00%	07/15/13	2,010	2,117,398

Oil, Gas & Consumable Fuels — 4.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	Baa3	6.45%	09/15/36	8,575	8,955,464
Apache Corp., Sr. Unsec’d. Notes	A3	6.00%	01/15/37	1,290	1,372,626
Baker Hughes, Inc. Sr. Unsec’d. Notes	A2	7.50%	11/15/18	3,350	3,998,841
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.50%	08/15/17	480	470,400
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.875%	01/15/16	650	650,000
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.25%	12/15/18	515	518,862
Complete Production Services, Inc., Gtd. Notes(a)	B1	8.00%	12/15/16	750	739,687
ConocoPhillips Holding Corp., Sr. Unsec’d. Notes(a)	A1	6.95%	04/15/29	3,630	4,114,768
ConocoPhillips, Gtd. Notes	A1	6.00%	01/15/20	1,570	1,739,587
ConocoPhillips, Gtd. Notes	A1	6.50%	02/01/39	1,420	1,575,976
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	7.95%	04/15/32	3,050	3,877,352
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B3	7.75%	06/01/19	710	615,925
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	6.70%	07/01/18	2,820	3,019,374
Energy Transfer Partners LP, Sr. Unsec’d. Notes(a)	Baa3	9.00%	04/15/19	2,960	3,528,258
Gaz Capital SA, Sr. Unsec’d. Notes, 144A (Luxembourg)	Baa1	6.212%	11/22/16	320	306,400
Hess Corp., Sr. Unsec’d. Notes(a)	Baa2	7.30%	08/15/31	1,740	1,977,312
Hess Corp., Sr. Unsec’d. Notes(a)	Baa2	7.875%	10/01/29	190	227,877
Hess Corp., Sr. Unsec’d. Notes(a)	Baa2	8.125%	02/15/19	5,970	7,199,563
Kerr-Mcgee Corp., Gtd. Notes	Baa3	7.875%	09/15/31	2,110	2,460,967
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	5.95%	02/15/18	3,790	4,014,425
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	6.00%	02/01/17	1,050	1,102,410
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes, MTN	Baa2	6.95%	01/15/38	2,950	3,144,001
OPTI Canada, Inc., Sr. Sec’d. Notes (Canada)	Caa3	8.25%	12/15/14	600	498,900
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	6.625%	06/15/35	5,070	4,827,406
Petrobras International Finance Co., Gtd. Notes (Cayman Islands)	Baa1	5.75%	01/20/20	1,131	1,143,899
Petrobras International Finance Co., Sr. Unsub. Notes (Cayman Islands)	Baa1	6.125%	10/06/16	1,090	1,169,025
SandRidge Energy, Inc., Gtd. Notes, 144A	B3	8.75%	01/15/20	295	294,262
SandRidge Energy, Inc., Gtd. Notes, 144A(a)	B3	9.875%	05/15/16	780	820,950
SandRidge Energy, Inc., PIK Gtd. Notes	B3	8.625%	04/01/15	490	490,000
Transocean, Inc., Sr. Unsec’d. Notes (Cayman Islands)	Baa2	5.25%	03/15/13	1,240	1,328,832
Whiting Petroleum Corp., Gtd. Notes	B1	7.25%	05/01/12	180	180,900
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	5.50%	06/15/18	1,072	1,143,467
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.25%	08/01/17	2,210	2,502,463
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.75%	08/01/37	180	212,021
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	7.50%	04/15/12	1,020	1,137,333

					71,359,533

Pharmaceuticals — 0.6%
GlaxoSmithKline Capital, Inc., Gtd. Notes	A1	5.65%	05/15/18	3,650	3,936,864
Roche Holdings, Inc., Gtd. Notes, 144A(a)	A2	6.00%	03/01/19	3,680	4,043,772
Wyeth, Gtd. Notes	A1	5.45%	04/01/17	730	778,061
Wyeth, Gtd. Notes	A1	5.95%	04/01/37	1,290	1,345,184

					10,103,881

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s			Principal
	Ratings†	Interest	Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Pipelines — 1.0%
Enterprise Products Operating LLC, Gtd. Notes(a)	Baa3	5.25%	01/31/20	$1,580	$1,562,970
Enterprise Products Operating LLC, Gtd. Notes	Baa3	6.50%	01/31/19	5,820	6,278,267
Williams Cos., Inc., (The), Sr. Unsec’d. Notes(a)	Baa3	7.50%	01/15/31	3,480	3,753,991
Williams Cos., Inc., (The), Sr. Unsec’d. Notes	Baa3	7.625%	07/15/19	4,500	5,044,401

					16,639,629

Pipelines & Other — 0.1%
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00%	06/15/17	1,150	1,140,561

Real Estate Investment Trusts — 0.1%
Ventas Realty LP / Ventas Capital Corp., Gtd. Notes	Ba1	6.50%	06/01/16	880	849,200
Ventas Realty LP / Ventas Capital Corp., Gtd. Notes	Ba1	9.00%	05/01/12	480	501,600

					1,350,800

Retail
Suburban Propane Partners LP Sr. Unsec’d. Notes	Ba3	6.875%	12/15/13	285	285,000

Retail & Merchandising — 0.5%
CVS Caremark Corp., Notes	Baa2	6.60%	03/15/19	4,350	4,760,157
CVS Caremark Corp., Pass-Through Certificates	Baa2	6.943%	01/10/30	980	985,142
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	Aa2	4.25%	04/15/13	960	1,017,856
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	Aa2	5.80%	02/15/18	740	821,217
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	6.20%	04/15/38	250	275,699

					7,860,071

Semiconductors
Freescale Semiconductor, Inc., Gtd. Notes(a)	Caa2	8.875%	12/15/14	75	68,813

Telecommunications — 2.6%
America Movil SAB de CV, Gtd. Notes (Mexico)(a)	A3	5.625%	11/15/17	1,310	1,356,294
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.50%	02/01/18	4,630	4,831,016
AT&T, Inc., Sr. Unsec’d. Notes(a)	A2	5.80%	02/15/19	3,010	3,208,543
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.30%	01/15/38	250	253,934
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.55%	02/15/39	30	31,610
British Telecommunications PLC, Sr. Unsec’d. Notes (United Kingdom)	Baa2	5.95%	01/15/18	770	782,592
Cellco Partnership / Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.50%	11/15/18	1,660	2,059,034
Cricket Communications, Inc., Sr. Sec’d. Notes	Ba2	7.75%	05/15/16	780	778,050
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)	Baa1	5.75%	03/23/16	2,630	2,792,673
Intelsat Corp., Sr. Unsec’d. Notes	B3	9.25%	08/15/14	60	61,650
Koninklijke KPN NV, Sr. Unsec’d. Notes (Netherlands)	Baa2	8.375%	10/01/30	3,870	4,849,017
Level 3 Financing, Inc., Gtd. Notes	Caa1	9.25%	11/01/14	580	548,100
Qwest Communications International, Inc., Gtd. Notes	Ba3	7.50%	02/15/14	1,140	1,144,275
Sprint Capital Corp., Gtd. Notes	Ba3	6.90%	05/01/19	250	230,000
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)	Ba3	6.00%	12/01/16	4,460	4,069,750
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)	Baa2	5.25%	10/01/15	1,330	1,390,578
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)	Baa2	6.999%	06/04/18	1,680	1,848,489
Telefonica Emisiones SAU, Gtd. Notes (Spain)	Baa1	6.221%	07/03/17	3,660	4,034,085
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	A3	6.10%	04/15/18	4,550	4,945,436
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	A3	8.95%	03/01/39	2,870	3,883,265
Verizon Global Funding Corp., Sr. Unsec’d. Notes	A3	7.375%	09/01/12	400	450,886
VIP Finance Ireland Ltd., Sec’d. Notes, 144A (Ireland)	Ba2	8.375%	04/30/13	370	391,275
Windstream Corp., Gtd. Notes	Ba3	8.625%	08/01/16	895	910,662

					44,851,214

SEE NOTES TO FINANCIAL STATEMENTS.
A182

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s					Principal
	Ratings†	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes(a)	Baa1	8.50%		11/10/13		$2,210	$2,553,942

Transportation — 0.2%
Kansas City Southern de Mexico SA de CV, Sr. Unsec’d. Notes (Mexico)	B+(d)	12.50%		04/01/16		620	713,000
Railamerica, Inc., Sr. Sec’d. Notes	B1	9.25%		07/01/17		1,272	1,353,090
United Parcel Service, Inc., Sr. Unsec’d. Notes	Aa3	4.50%		01/15/13		1,900	2,020,076

							4,086,166

Utilities — 0.3%
Duke Energy Carolinas LLC, Sr. Unsec’d. Notes	A3	5.625%		11/30/12		2,940	3,209,625
Mirant Mid Atlantic LLC, Pass-Through Certificates	Ba1	10.06%		12/30/28		1,208	1,274,572
Tennessee Valley Authority, Notes	Aaa	5.25%		09/15/39		1,440	1,426,831

							5,911,028

TOTAL CORPORATE BONDS
(cost $502,877,502)							503,100,269

FOREIGN GOVERNMENT BONDS — 1.2%
Brazil Notas Do Tesouro Nacional, Notes (Brazil)	Baa3	10.00%		01/01/12	BRL	28,324	15,751,337
Russian Foreign Bond, Sr. Unsec’d. Notes (Russia)	NR	7.50%		03/31/30		4,014	4,535,193

TOTAL FOREIGN GOVERNMENT BONDS
(cost $20,175,417)							20,286,530

MUNICIPAL BOND — 0.1%
State of California, General Obligation Bonds
(cost $1,613,175)	Baa1	7.30%		10/01/39		1,600	1,506,976

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 5.4%
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1	Ba1	4.692%		07/25/35		810	579,174
American Home Mortgage Assets, Series 2006-2, Class 2A1	B2	0.421%		09/25/46		669	323,215
Bank of America Mortgage Securities, Inc., Series 2003-5, Class 1A35	Aaa	4.50%		07/25/33		1,656	1,652,672
Bank of America Funding Corp., Series 2005-F, Class 2A1	B3	3.823	%(c)	09/20/35		151	66,968
Bank of America Mortgage Securities, Inc., Series 2005-H, Class 2A1	A(d)	4.787%		09/25/35		595	482,206
Bayview Financial Acquisition Trust, Series 2007-A, Class 1A2	Aaa	6.205%		05/28/37		3,200	2,310,957
BCAP LLC Trust, Series 2006-AA1, Class A1	Caa2	0.421	%(c)	10/25/36		6,310	3,021,963
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A3	BBB+(d)	4.462%		10/25/35		150	114,637
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1	Aa2	5.751%		02/25/36		665	490,686
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1	B-(d)	3.753	%(c)	10/25/36		1,155	657,236
Bear Stearns Alt-A Trust, Series 2006-3, Class 22A1	Caa2	5.873	%(c)	05/25/36		2,204	1,102,360
Chevy Chase Mortgage Funding Corp., Series 2004-3A, Class A2, 144A	A3	0.531	%(c)	08/25/35		18	10,682
Chevy Chase Mortgage Funding Corp., Series 2004-4A, Class A2, 144A	Aa3	0.521	%(c)	10/25/35		51	29,182
Chevy Chase Mortgage Funding Corp., Series 2005-1A, Class A2, 144A	A3	0.431	%(c)	01/25/36		25	15,104
Chevy Chase Mortgage Funding Corp., Series 2005-2A, Class A2, 144A	Baa1	0.461	%(c)	05/25/36		57	31,434
Chevy Chase Mortgage Funding Corp., Series 2005-3A, Class A2, 144A	A3	0.461	%(c)	07/25/36		396	225,670
SEE NOTES TO FINANCIAL STATEMENTS.
A183

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
RESIDENTIAL MORTGAGE-BACKED	Ratings†	Interest		Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Chevy Chase Mortgage Funding Corp., Series 2006-1A, Class A2, 144A	B1	0.431	%(c)	12/25/46	$34	$15,829
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1A	Aa3	0.383	%(c)	11/15/36	464	280,710
Deutsche Alt-A Securities, Inc., Alternate Loan Trust, Series 2005-1, Class 1A1	A1	0.731	%(c)	02/25/35	6,328	4,694,779
First Horizon Asset Securities, Inc., Series 2004-AR7, Class 4A1	BBB+(d)	5.312	%(c)	02/25/35	621	554,801
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class G41B	B3	0.431	%(c)	10/25/45	415	205,091
Greenpoint Mortgage Funding Trust, Series 2006-AR2, Class 1A2	Caa2	0.481	%(c)	04/25/36	6,660	2,109,581
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1	Caa2	0.461	%(c)	04/25/36	624	263,315
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5	BBB-(d)	4.695	%(c)	07/25/35	800	491,131
Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1A	A1	3.636	%(c)	01/19/35	685	426,782
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A	B3	0.613	%(c)	01/19/35	646	308,100
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A3	Ba1	0.583	%(c)	01/19/35	203	108,807
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A	Baa3	1.231	%(c)	11/25/47	2,086	1,085,043
IMPAC Secured Assets Common Owner Trust, Series 2006-2, Class 2A1	Aaa	0.581	%(c)	08/25/36	663	526,810
JPMorgan Alternative Loan Trust, Series 2006-S1, Class 3A2	B3	0.501	%(c)	03/25/36	3,973	2,717,203
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	AA+(d)	4.967	%(c)	08/25/35	1,400	1,031,862
JPMorgan Mortgage Trust, Series 2005-A8, Class 2A3	B2	4.954%		11/25/35	700	505,207
Master Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1, 144A	Caa1	5.617	%(c)	11/25/35	6,010	3,375,470
Master Alternative Loans Trust, Series 2004-10, Class 5A1	AAA(d)	0.681	%(c)	09/25/34	3,104	2,714,450
Merrill Lynch Mortgage Investors, Inc., Series 2005-A5, Class A3	AAA(d)	4.442	%(c)	06/25/35	2,300	1,712,961
Morgan Stanley Mortgage Loan Trust, Series 2004-10AR, Class 4A	A2	5.519	%(c)	11/25/34	4,720	4,304,548
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1	B3	0.931	%(c)	12/25/35	4,875	3,046,493
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3	Caa2	5.187	%(c)	03/25/36	5,625	3,460,508
Nomura Asset Acceptance Corp., Series 2006-AF1, Class 2A	Caa3	3.643	%(c)	06/25/36	2,361	1,196,761
RBSGC Mortgage Pass-Through Certificates, Series 2005-A, Class 5A	Baa2	7.00%		04/25/35	5,223	4,312,826
RBSGC Mortgage Pass-Through Certificates, Series 2007-B, Class 1A4	Caa1	0.681	%(c)	01/25/37	3,145	1,547,106
Residential Accredit Loans, Inc., Series 2006-QS8, Class A2	Caa2	6.00%		08/25/36	8,780	4,867,513
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2A2	Caa2	0.591	%(c)	01/25/37	6,796	3,721,855
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A7	Baa1	8.00%		05/25/32	272	247,117
Residential Asset Securitization Trust, Series 2007-A7, Class A3	CCC(d)	6.00%		07/25/37	4,200	1,581,214
Saco I, Inc., Series 2007-VA1, Class A, 144A	BB(d)	8.965	%(c)	06/25/21	3,373	3,380,707
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A	Aa2	0.601	%(c)	07/25/34	544	358,223
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A	A1	3.225	%(c)	09/25/34	500	424,644

SEE NOTES TO FINANCIAL STATEMENTS.
A184

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Moody’s				Principal
RESIDENTIAL MORTGAGE-BACKED	Ratings†	Interest		Maturity	Amount	Value
SECURITIES (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2	Aaa	0.531	%(c)	09/25/34	$540	$403,642
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 5A	Baa3	5.485	%(c)	12/25/35	175	109,508
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1	Ba1	5.50%		06/25/34	1,072	943,687
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 4A1	Ba2	5.912	%(c)	10/25/35	5,036	3,505,165
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5A1	B-(d)	5.852	%(c)	05/25/36	789	579,221
Structured Asset Mortgage Investments, Inc., Series 2007-AR4, Class A1	Aa3	0.431	%(c)	09/25/47	479	429,068
Structured Asset Securities Corp., Series 2005-RF1, Class A, 144A	B1	0.581	%(c)	03/25/35	4,418	3,358,814
Structured Asset Securities Corp., Series 2005-RF2, Class A, 144A	B2	0.581	%(c)	04/25/35	4,323	3,336,229
Structured Asset Securities Corp., Series 2005-RF3, Class 1A, 144A	B1	0.581	%(c)	06/25/35	4,368	3,275,763
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1	Ba1	6.198	%(c)	09/25/37	5,315	4,376,474
Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1	B(d)	4.191	%(c)	08/20/35	319	218,354
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR5, Class A12A	Ba1	1.524	%(c)	06/25/46	773	500,911
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A3	B+(d)	5.941	%(c)	08/25/36	3,940	2,589,157
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1	CCC(d)	5.387	%(c)	02/25/37	1,556	1,100,848
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1	B+(d)	5.512	%(c)	09/25/36	897	632,696
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A1	AA(d)	5.778	%(c)	04/25/36	513	432,098

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $109,796,687)						92,483,228

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.7%
Federal National Mortgage Assoc., Notes		2.625%		11/20/14	2,520	2,500,460
Federal National Mortgage Assoc., Notes		4.875%		12/15/16	21,510	23,270,895
Federal National Mortgage Assoc., Notes		5.00%		03/15/16	5,400	5,869,638
Federal National Mortgage Assoc., Sub. Notes		4.625%		05/01/13	2,850	2,998,285
Federal National Mortgage Assoc., Sub. Debs		6.37	%(s)	10/09/19	5,010	2,720,430
Financing Corp., FICO, PO		8.60%		09/26/19	80	50,238
Financing Corp., FICO, Series 6P, PO		10.35%		08/03/18	710	481,327
Financing Corp., FICO, Series 7P, PO		10.35%		08/03/18	1,290	874,523
Financing Corp., FICO, Series 8P, PO		10.35%		08/03/18	680	460,989
Financing Corp., FICO, Series 11P, PO		9.40%		02/08/18	440	307,369
Financing Corp., FICO, Series 11P, PO		9.65%		03/07/19	640	416,185
Financing Corp., FICO, Series 19P, PO		9.00%		06/06/19	210	134,458
Financing Corp., FICO, Series B-P, PO		9.80%		04/06/18	1,340	927,623
Financing Corp., FICO, Series D-P, PO		10.35%		08/03/18	1,590	1,077,901
Financing Corp., FICO, Series E-P, PO		9.65%		11/02/18	1,570	1,046,268
Financing Corp., FICO, Series I-P, PO		10.00%		05/11/18	1,670	1,149,690
Financing Corp., PO		9.125%		05/15/18	1,940	1,413,589

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $46,165,192)						45,699,868

SEE NOTES TO FINANCIAL STATEMENTS.
A185

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

				Principal
U.S. GOVERNMENT MORTGAGE-BACKED	Interest		Maturity	Amount	Value
OBLIGATIONS — 24.3%	Rate		Date	(000)#	(Note 2)

Federal Home Loan Mortgage Corp.	4.50%		TBA	$3,200	$3,192,000
Federal Home Loan Mortgage Corp.	5.50%		TBA	10,400	10,894,000
Federal Home Loan Mortgage Corp.	5.993	%(c)	07/01/36	3,671	3,796,961
Federal National Mortgage Assoc.	4.50%		TBA	23,100	23,756,918
Federal National Mortgage Assoc.	4.50%		TBA	24,800	24,753,500
Federal National Mortgage Assoc.	5.00%		09/01/33-03/01/34	53,160	54,653,503
Federal National Mortgage Assoc.	5.00%		TBA	10,100	10,554,500
Federal National Mortgage Assoc.	5.00%		TBA	59,200	60,744,765
Federal National Mortgage Assoc.	5.50%		02/01/35-07/01/38	59,030	61,857,361
Federal National Mortgage Assoc.	5.50%		TBA	42,200	44,626,500
Federal National Mortgage Assoc.	5.50%		TBA	30,700	32,134,273
Federal National Mortgage Assoc.	5.55	%(c)	08/01/37	599	634,168
Federal National Mortgage Assoc.	5.664	%(c)	05/01/37	519	548,879
Federal National Mortgage Assoc.	5.759	%(c)	01/01/37	767	814,747
Federal National Mortgage Assoc.	6.00%		09/01/37	5,310	5,633,228
Federal National Mortgage Assoc.	6.00%		TBA	3,700	3,946,860
Federal National Mortgage Assoc.	6.00%		TBA	45,700	48,399,133
Government National Mortgage Assoc.	5.00%		TBA	5,200	5,343,837
Government National Mortgage Assoc.	6.00%		TBA	10,200	10,776,932
Government National Mortgage Assoc.	6.00%		TBA	2,700	2,859,467
Government National Mortgage Assoc.	6.50%		TBA	7,400	7,867,125

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
(cost $414,826,003)					417,788,657

U.S. TREASURY OBLIGATIONS(n) — 29.8%
U.S. Treasury Bonds	2.625%		12/31/14	30,240	30,152,606
U.S. Treasury Bonds	3.25%		12/31/16	29,700	29,449,391
U.S. Treasury Bonds	3.50%		02/15/39	11,260	9,222,638
U.S. Treasury Bonds(a)	4.25%		05/15/39	27,990	26,258,119
U.S. Treasury Bonds(a)	4.50%		08/15/39	23,620	23,084,865
U.S. Treasury Inflationary Indexed Bonds, TIPS(k)	1.75%		01/15/28	6,500	6,431,968
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%		01/15/25	11,350	13,735,298
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.50%		01/15/29	14,330	15,476,557
U.S. Treasury Notes(a)	1.125%		12/15/12	1,420	1,397,252
U.S. Treasury Notes(a)	2.125%		11/30/14	197,640	192,961,861
U.S. Treasury Notes	2.375%		03/31/16	24,270	23,219,570
U.S. Treasury Notes	2.75%		11/30/16	27,280	26,263,384
U.S. Treasury Notes	3.125%		10/31/16-05/15/19	26,779	25,949,444
U.S. Treasury Notes(a)	3.375%		11/15/19	45,510	43,775,159
U.S. Treasury Notes	3.625%		08/15/19	19,890	19,554,356
U.S. Treasury Notes	4.375%		11/15/39	26,780	25,633,495

TOTAL U.S. TREASURY OBLIGATIONS
(cost $526,601,767)					512,565,963

				Shares

PREFERRED STOCKS — 0.1%
Financial Services — 0.1%
GMAC, Inc., 7.00%, 144A				1,380	909,679

U.S. Government Agency Obligations
Federal National Mortgage Assoc., 8.25%, CVT				40,150	44,165

TOTAL PREFERRED STOCKS
(cost $1,438,450)					953,844

SEE NOTES TO FINANCIAL STATEMENTS.
A186

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

		Value
COMMON STOCK*	Shares	(Note 2)

Semgroup LP (cost $718,714)	1,966	$50,624

WARRANT*	Units

Semgroup Corp., expiring 11/30/14 (cost $0)	2,070	9,315

TOTAL LONG-TERM INVESTMENTS
(cost $1,721,663,535)		1,680,886,331

SHORT-TERM INVESTMENTS — 39.5%	Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 39.5%
Dryden Core Investment Fund – Taxable Money
Market Series (cost $678,630,765; includes
$307,850,159 of cash collateral for securities on loan)
(Note 4)(b)(w)	678,630,765	678,630,765

	Contracts/
	Notional
	Amounts
OPTION PURCHASED	(000)#

Put Option
10 Year U.S. Treasury Notes, expiring 01/30/2010, Strike Price $116.50 (cost $213,747)	$547	769,219

TOTAL SHORT-TERM INVESTMENTS
(cost $678,844,512)		679,399,984

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT—137.4%
(cost $2,400,508,047)		2,360,286,315

			Principal
	Interest	Maturity	Amount
SECURITIES SOLD SHORT — (2.1)%	Rate	Date	(000)#

Federal National Mortgage Association
Federal Home Loan Mortgage Corp.	5.50%	TBA	9,600	(10,056,000)
Federal National Mortgage Assoc.	5.50%	TBA	21,100	(22,085,771)
Federal National Mortgage Assoc.	5.50%	TBA	3,600	(3,693,938)

TOTAL SECURITIES SOLD SHORT
(proceeds received $36,200,703)				(35,835,709)

			Contracts/
			Notional
			Amounts
OPTIONS WRITTEN* — (0.1)%			(000)#

Call Options
90 Day Euro Dollar Futures
expiring 03/16/10, Strike Price $99.00			283	(184,331)
expiring 06/15/10, Strike Price $99.38			505	(83,325)
expiring 09/14/10, Strike Price $99.13			583	(122,325)

				(389,981)

SEE NOTES TO FINANCIAL STATEMENTS.
A187

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Contracts/
	Notional
	Amounts	Value
OPTIONS WRITTEN (Continued)	(000)#	(Note 2)

Put Options — (0.1)%
10 Year U.S. Treasury Notes
expiring 01/23/10, Strike Price $115.00	$547	$(316,234)
expiring 02/20/10, Strike Price $116.00	90	(129,375)
90 Day Euro Dollar Futures
expiring 03/15/10, Strike Price $98.88	110	(550)
expiring 03/15/10, Strike Price $99.38	178	(3,550)
expiring 03/16/10, Strike Price $98.75	173	(431)
expiring 06/15/10, Strike Price $99.38	505	(111,100)
expiring 09/14/10, Strike Price $99.13	583	(253,388)

		(814,628)

TOTAL OPTIONS WRITTEN
(premiums received $857,354)		(1,204,609)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT—135.2%
(cost $2,363,449,990)		2,323,245,997
Other liabilities in excess of other assets(x) — (35.2)%		(604,249,544)

NET ASSETS — 100.0%		$1,718,996,453

The following abbreviations are used in the Portfolio descriptions:

144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CVT	Convertible Security
FDIC	Federal Deposit Insurance Corp.
MTN	Medium Term Note
PIK	Payment-in-Kind
FICO	Financing Corporation
NR	Not Rated by Moody’s or Standard & Poor’s
PO	Principal Only Securities
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
BRL	Brazilian Real
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $300,624,637; cash collateral of $307,850,159 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such security is $4,589,281. The aggregate value of $1,342,600 is approximately 0.1% of net assets.
(g)	Indicates a security or securities that have been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Security segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2009, 4 securities representing $305,285 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(r)	Less than $1,000 par.

SEE NOTES TO FINANCIAL STATEMENTS.
A188

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2009.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts and interest rate swap agreement as follows:

Futures contracts open at December 31, 2009:
					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2009	(Depreciation)

Long Positions:
745	90 Day Euro Dollar	Mar 10	$184,299,638	$185,588,813	$1,289,175
113	90 Day Euro Dollar	Jun 10	27,858,375	28,057,900	199,525
55	90 Day Euro Dollar	Sep 10	13,527,050	13,598,750	71,700
96	U.S. 2 Year U.S. Treasury Notes	Mar 10	20,855,875	20,761,500	(94,375)
74	U.S. 5 Year U.S. Treasury Notes	Mar 10	8,608,484	8,464,328	(144,156)

					1,321,869

Short Positions:
991	U.S. 10 Year U.S. Treasury Notes	Mar 10	117,358,711	114,414,047	2,944,664
9	U.S. 30 Year U.S. Treasury Bond Futures	Mar 10	1,061,375	1,038,375	23,000

					2,967,664

					$4,289,533

Interest rate swap agreements outstanding at December 31, 2009:

						Upfront
		Notional				Premiums	Unrealized
	Termination	Amount#	Fixed		Fair	Paid	Appreciation
Counterparty	Date	(000)	Rate	Floating Rate	Value	(Received)	(Depreciation)

Barclays Bank PLC(1)	09/16/39	$7,120	3.25%	3 month LIBOR	$333,978	$(97,667)	$431,645

(1) Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

SEE NOTES TO FINANCIAL STATEMENTS.
A189

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3

Common Stocks	—	$—	$50,624
Preferred Stocks	$953,844	—	—
Warrants	—	—	9,315
Asset-Backed Securities	—	50,838,722	245,345
Bank Loans	—	9,287,146	—
Commercial Mortgage-Backed Securities	—	26,069,844	—
Corporate Bonds	—	503,100,269	—
Foreign Government Bonds	—	20,286,530	—
Municipal Bonds	—	1,506,976	—
Residential Mortgage-Backed Securities	—	92,483,228	—
U.S. Government Agency Obligations	—	45,699,868	—
U.S. Government Agency Mortgage-Backed Obligations	—	417,788,657	—
U.S. Treasury Obligations	—	512,565,963	—
Affiliated Money Market Mutual Fund	678,630,765	—	—
Purchased Options	—	769,219	—
Written Options	—	(1,204,609)	—
Short Sales – U.S. Government Mortgage Backed Obligations	—	(35,835,709)	—

	$679,584,609	$1,643,356,104	$305,284
Other Financial Instruments*	4,289,533	431,645	—

Total	$683,874,142	$1,643,787,749	$305,284

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common		Asset-Backed	Corporate
	Stocks	Warrants	Securities	Bond

Balance as of 12/31/08	$—	$—	$2,963,206	$1,280,192
Accrued discounts/premiums	—	—	16,066	—
Realized gain (loss)	—	—	113,703	(705,227)
Change in unrealized appreciation (depreciation)	(668,090)	9,315	(34,793)	1,112,873
Net purchases (sales)	718,714	—	(2,812,837)	(1,687,838)
Transfers in and/or out of Level 3	—	—	—	—

Balance as of 12/31/09	$50,624	$9,315	$245,345	$—

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (17.9% represents investments purchased with collateral
from securities on loan)	39.5%
U.S. Treasury Obligations	29.8
U.S. Government Mortgage-Backed Obligations	24.3
Diversified Financial Services	6.1
Residential Mortgage-Backed Securities	5.4
Oil, Gas & Consumable Fuels	4.1
Asset-Backed Securities	3.0
Banks	2.9
U.S. Government Agency Obligations	2.7
Telecommunications	2.6
Financial Services	2.4
Electric	1.6
Commercial Mortgage-Backed Securities	1.5
Foreign Government Bonds	1.2
Metals & Mining	1.0
Pipelines	1.0
Beverages	1.0
Healthcare – Services	0.8
Food	0.8
Insurance	0.7
Cable Television	0.7
Pharmaceuticals	0.6
Media	0.6
Bank Loans	0.5
Retail & Merchandising	0.5
Utilities	0.3
Transportation	0.2
Advertising	0.2
Tobacco	0.1
Agriculture	0.1
Mining	0.1
Gaming	0.1
Aerospace	0.1
Machinery & Equipment	0.1
Municipal Bond	0.1
Forest & Paper Products	0.1
Diversified	0.1
Real Estate Investment Trusts	0.1
Media & Entertainment	0.1
Airlines	0.1
Pipelines & Other	0.1
Aerospace/Defense	0.1

137.4
Options Written and Securities Sold Short	(2.2)
Other liabilities in excess of other assets	(35.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A190

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for
as hedging instruments,	Balance Sheet	Fair		Balance Sheet	Fair
carried at fair value	Location	Value		Location	Value

Interest rate contracts	Due from broker-variation margin	$4,528,064	*	Due from broker-variation margin	$238,531	*
Interest rate contracts	Unrealized appreciation on swap			Premiums received for swap
	agreements	431,645		agreements	97,667
				Written options outstanding,
Interest rate contracts	Unaffiliated investments	769,219		at value	1,204,609
Equity contracts	Unaffiliated investments	9,315		—	—

Total		$5,738,243			$1,540,807

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as					Forward
hedging instruments, carried	Purchased		Written		Currency
at fair value	Options	Futures	Options	Swaps	Contracts	Total

Interest rate contracts	$(758,672)	$184,757	$4,474,961	$(3,003,743)	$—	$897,303
Foreign exchange contracts	—	—	—	—	496,020	496,020
Credit contracts	—	—	—	131,444	—	131,444

Total	$(758,672)	$184,757	$4,474,961	$(2,872,299)	$496,020	$1,524,767

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as						Forward
hedging instruments, carried		Purchased		Written		Currency
at fair value	Warrants	Options	Futures	Options	Swaps	Contracts	Total

Interest rate contracts	$—	$555,472	$1,250,809	$929,219	$4,946,334	$—	$7,681,834
Foreign exchange contracts	—	—	—	—	—	(588,673)	(588,673)
Equity contracts	9,315	—	—	—	—	—	9,315

Total	$9,315	$555,472	$1,250,809	$929,219	$4,946,334	$(588,673)	$7,102,476

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

Forward
		Futures	Futures	Currency	Interest
Purchased	Written	Long	Short	Contracts –	Rate
Options(1)	Options(2)	Position(3)	Position(3)	Sold(4)	Swaps(5)

$150,086	$898,805	$323,193,913	$65,477,820	$996,890	$11,876,000

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Receivable.
(5)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.
A191

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2009

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009
ASSETS:
Investments at value, including securities on loan of $300,624,637:
Unaffiliated investments (cost $1,721,877,282)	$1,681,655,550
Affiliated investments (cost $678,630,765)	678,630,765
Foreign currency, at value (cost $2,016,692)	2,175,983
Receivable for investments sold	78,816,009
Dividends and interest receivable	12,842,763
Receivable for fund share sold	1,694,860
Unrealized appreciation on swap agreements	431,645
Due from broker-variation margin	341,794
Prepaid expenses	10,812

Total Assets	2,456,600,181

LIABILITIES:
Payable for investments purchased	337,462,153
Payable to broker for collateral for securities on loan	307,850,159
Payable to custodian	54,695,877
Securities sold short, at value (proceeds received $36,200,703) .	35,835,709
Written options outstanding, at value (premiums received $857,354)	1,204,609
Advisory fees payable	340,628
Accrued expenses and other liabilities	108,196
Premiums received for swap agreements	97,667
Shareholder servicing fees payable	7,818
Affiliated transfer agent fee payable	912

Total Liabilities	737,603,728

NET ASSETS	$1,718,996,453

Net assets were comprised of:
Paid-in capital	$1,697,033,356
Retained earnings	21,963,097

Net assets, December 31, 2009	$1,718,996,453

Net asset value and redemption price per share, $1,718,996,453 / 172,187,853 outstanding shares of beneficial interest	$9.98

STATEMENT OF OPERATIONS
Year Ended December 31, 2009
INVESTMENT INCOME
Unaffiliated interest income	$49,888,970
Affiliated dividend income	1,662,685
Affiliated income from securities lending, net	279,219
Unaffiliated dividend income	86,029

51,916,903
EXPENSES
Advisory fees	8,107,677
Shareholder servicing fees and expenses	1,158,240
Custodian and accounting fees	242,000
Audit fee	36,000
Trustees’ fees	20,000
Insurance expenses	18,000
Transfer agent’s fees and expenses (including affiliated expense of $7,400) (Note 4)	14,000
Shareholders’ reports	12,000
Commitment fee on syndicated credit agreement	10,000
Legal fees and expenses	9,000
Miscellaneous	3,131

Total expenses	9,630,048

Less: shareholder servicing fee waiver	(129,819)

Net expenses	9,500,229

NET INVESTMENT INCOME	42,416,674

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	13,932,613
Futures transactions	184,757
Options written transactions	4,474,961
Short sales transactions	474,984
Swap agreement transactions	(2,872,299)
Foreign currency transactions	(189,827)

16,005,189

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	63,038,471
Futures	1,250,809
Options written	929,219
Short sales	364,994
Swap agreements	4,946,334
Foreign currencies	(293,793)

70,236,034

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	86,241,223

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,657,897

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$42,416,674	$43,061,152
Net realized gain on investment and foreign currency transactions	16,005,189	12,764,583
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	70,236,034	(105,641,012)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	128,657,897	(49,815,277)

DISTRIBUTIONS	(56,085,165)	(2,326,582)

FUND SHARE TRANSACTIONS:
Fund share sold [109,412,109 and 101,032,679 shares, respectively]	1,059,813,126	1,009,099,803
Fund share issued in reinvestment of distributions [6,076,399 and 232,426 shares, respectively]	56,085,165	2,326,582
Fund share repurchased [25,128,224 and 88,722,247 shares, respectively]	(242,391,564)	(879,296,600)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	873,506,727	132,129,785

TOTAL INCREASE IN NET ASSETS	946,079,459	79,987,926
NET ASSETS:
Beginning of year	772,916,994	692,929,068

End of year	$1,718,996,453	$772,916,994

SEE NOTES TO FINANCIAL STATEMENTS.
A192

NOTES TO THE FINANCIAL STATEMENTS OF
ADVANCED SERIES TRUST

1. General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2009 issued 58 classes of shares of beneficial interest. The information presented in these financial statements pertains to fifteen Portfolios (“Portfolio” or “Portfolios”) listed below together with their investments objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Bond Portfolio 2015 Portfolio (“Bond Portfolio 2015”), AST Bond Portfolio 2016 Portfolio (“Bond Portfolio 2016”), AST Bond Portfolio 2018 Portfolio (“Bond Portfolio 2018”) and AST Bond Portfolio 2019 Portfolio (“Bond Portfolio 2019”), AST Bond Portfolio 2020 Portfolio (“Bond Portfolio 2020”): To seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”): Maximize total return by investing primarily in equity securities of real estate companies.

AST Global Real Estate (“Global Real Estate”): To seek capital appreciation and income.

AST High Yield Portfolio (“High Yield”): High current income and may consider potential for capital appreciation. The portfolio invests in high yield fixed income securities that, at the time of purchase, are non-investment grade securities.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”): To seek to maximize total return, consistent with the preservation of capital and liquidity needs.

AST MFS Global Equity Portfolio (“MFS Global Equity”): Capital growth by investing primarily in common stocks and related securities of U.S. and foreign issuers.

AST PIMCO Limited Maturity Bond Portfolio (“PIMCO Limited Maturity Bond”): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from one to three years.

AST PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from three to six years.

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”): Long-term capital growth by investing primarily in equity and equity-related securities of U.S. issuers.

AST T. Rowe Price Global Bond Portfolio (“T. Rowe Price Global Bond”): High current income and capital growth by investing primarily in high-quality foreign and U.S. dollar-denominated bonds.

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”): The investment objective of the Western Asset Core Plus Bond Portfolio will be to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified.

B1

2. Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official NASDAQ closing price (“NOCP”) on the day of valuation or if there was no NOCP at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Short-term debt securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates fair value.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on

B2

foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement exists between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: The Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Certain Portfolios also used purchased options to gain exposure to certain securities and foreign currencies. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an over the counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

B3

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Additionally, certain funds may maintain a cash deposit with the broker to meet the requirements of the variation margin. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, and to manage yield curve and duration. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Certain Portfolios entered into equity index futures contracts to gain market exposure. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales: Certain Portfolios of the Trust may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis

B4

to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements: Certain Portfolios of the Trust may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of

B5

the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swap: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a particular asset type. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement exists between the Portfolio and the counterparty that permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g., interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-thecounter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2009, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: Certain Portfolios of the Trust hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions.Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired.Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Security Loans: The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33 1/3% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

B6

Dollar Rolls: The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet ther obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. In calculating the Portfolios net asset value, taxes due on appreciated securities are accrued on realized and unrealized gains, as applicable.

Distributions: Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2009, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

Massachusetts Financial Services Company (“MFS”) for MFS Global Equity;

Pacific Investment Management Company LLC (“PIMCO”) for High Yield, PIMCO Total Return Bond and PIMCO Limited Maturity Bond;

Prudential Investment Management, Inc. (“PIM”), for Bond Portfolio 2015, Bond Portfolio 2016, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Global Real Estate and Investment Grade Bond.

Quantitative Management Associates LLC (“QMA”) for QMA US Equity Alpha;

T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

Western Asset Management Company for Western Asset Core Plus Bond;

B7

Advisory Fees and Expense Limitations: The Investment Manager receives a fee, computed daily and payable monthly, based on the annual rates specified below, of the value of each Portfolio’s average daily net assets. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory	Effective Advisory		Expense
	Fees	Fees		Limitations

Bond Portfolio 2015	0.65% first $500 million;	0.64%		1.00%
	0.64% in excess of $500 million
Bond Portfolio 2016	0.65% first $500 million;	—%	†	1.00%
	0.64% in excess of $500 million
Bond Portfolio 2018	0.65% first $500 million;	0.64%		1.00%
	0.64% in excess of $500 million
Bond Portfolio 2019	0.65% first $500 million;	0.64%		1.00%
	0.64% in excess of $500 million
Bond Portfolio 2020	0.65% first $500 million;	—%	†	1.00%
	0.64% in excess of $500 million
Cohen & Steers Realty	1.00%	0.92%		—	††
Global Real Estate	1.00%	1.00%		N/A
High Yield	0.75%	0.74%		—	††
Investment Grade Bond	0.65% first $500 million;	0.64%		1.00%
	0.64% in excess of $500 million
MFS Global Equity	1.00%	1.00%		N/A
PIMCO Limited Maturity Bond	0.65%	0.65%		N/A
PIMCO Total Return Bond	0.65%	0.65%		N/A
QMA US Equity Alpha	1.00%	1.00%		N/A
T. Rowe Price Global Bond	0.80%	0.80%		N/A
Western Asset Core Plus Bond	0.70%	0.70%		N/A

†	The advisory fee amount waived exceeds the advisory fee for the current period.

††	Expense limitation is as noted in table below.

	January 1, 2009 –	Effective July 1,
	June 30, 2009	2009
	Expense Limitation	Expense Limitation

Cohen & Steers	0.97%	N/A
High Yield	0.88%	N/A

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Life Assurance Corporation (“PALAC”) pursuant to which the Portfolios’ pay PALAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on average daily net assets up to $500 million (no waiver), 0.09% on average daily net assets of the next $250 million (0.01% waiver), 0.08% on average daily net of the next $250 million (0.02% waiver), and 0.07% on average daily net assets in excess of $1 billion (0.03% waiver).

B8

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

PIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., acts as the Trust’s securities lending agent. For the year ended December 31, 2009, PIM was compensated as follows for these services by the Portfolios:

Portfolio	PIM

High Yield	$93,688
Investment Grade Bond	593,974
MFS Global Equity	5,448
T.Rowe Price Global Bond	5,393
Western Asset Core Plus Bond	112,025

For the year ended December 31, 2009, Wells Fargo Advisors LLC (Wells Fargo), as affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Portfolios as follows:

Portfolio	Wells Fargo

High Yield	$322

5. Portfolio Securities
The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2009, were as follows:

	Cost of	Proceeds
	Purchases	from Sales

Bond Portfolio 2015	$200,468,109	$138,747,369
Bond Portfolio 2016	48,442,445	30,932,611
Bond Portfolio 2018	133,980,258	92,821,876
Bond Portfolio 2019	105,350,098	77,423,686
Bond Portfolio 2020	10,565,466	2,383,946
Cohen & Steers Realty	349,772,737	276,433,345
Global Real Estate	140,901,693	94,904,454
High Yield	819,419,102	368,198,150
Investment Grade Bond	5,857,982,016	7,278,574,375
MFS Global Equity	63,743,138	23,798,030
PIMCO Limited Maturity Bond	2,458,244,419	2,342,623,661
PIMCO Total Return Bond	18,484,829,673	19,892,396,323
QMA US Equity Alpha	353,454,405	317,373,366
T. Rowe Price Global Bond	278,525,338	201,059,803
Western Asset Core Plus Bond	3,347,271,394	2,930,692,817

Written options transactions, during the year ended December 31, 2009, were as follows:

	Bond Portfolio 2015		Bond Portfolio 2018

	Number of		Number of
	Contracts/Swaps		Contracts/Swaps
	Notional Amount	Premium	Notional Amount	Premium

Balance at beginning of year	—	$—	—	$—
Written options	14	12,861	11	10,105
Expired options	—	—	—	—
Closed options	(14)	(12,861)	(11)	(10,105)

Balance at end of year	—	$—	—	$—

B9

	Bond Portfolio 2019		Investment Grade Bond

	Number of		Number of
	Contracts/Swaps		Contracts/Swaps
	Notional Amount	Premium	Notional Amount	Premium

Balance at December 31, 2008	—	$—	—	$—
Written options	7	6,430	538	364,033
Expired options	—	—	—	—
Closed options	(7)	(6,430)	(538)	(364,033)

Balance at December 31, 2009	—	$—	—	$—

	High Yield Bond		PIMCO Limited Maturity

	Number of		Number of
	Contracts/Swaps		Contracts/Swaps
	Notional Amount	Premium	Notional Amount	Premium

Balance at December 31, 2008	90,300,000	$2,416,130	103,500,000	$1,307,155
Written options	1,047,630,000	3,370,932	1,328,200,000	5,725,408
Expired options	(844,200,000)	(1,464,126)	(1,098,600,000)	(3,520,531)
Closed options	(90,300,000)	(2,640,614)	(129,900,000)	(2,006,485)

Balance at December 31, 2009	203,430,000	$1,682,322	203,200,000	$1,505,547

	PIMCO Total Return Bond		Western Asset Core Plus Bond

	Number of		Number of
	Contracts/Swaps		Contracts/Swaps
	Notional Amount	Premium	Notional Amount	Premium

Balance at December 31, 2008	959,700,000	$6,297,693	11,555,000	$1,834,699
Written options	5,080,000,000	29,160,646	12,129,000	3,623,820
Expired options	(2,512,600,000)	(4,920,824)	(15,552,000)	(3,378,125)
Closed options	(937,000,000)	(4,831,794)	(4,575,000)	(1,223,040)

Balance at December 31, 2009	2,590,100,000	$25,705,721	3,557,000	$857,354

6. Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006 each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provisions for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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7. Line of Credit

The Portfolios, along with other affiliated registered investment companies, are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Portfolios renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Portfolios pay a commitment fee of 0.15 of 1% of the unused portion of the renewed SCA. For the period from October 24, 2008 through October 21, 2009, the Portfolios paid a commitment fee of 0.13 of 1% of the unused portion of the agreement. The expiration date of the renewed SCA will be October 20, 2010. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The following Portfolios utilized the line of credit during the year ended December 31, 2009. The average balance outstanding is for the number of days the Portfolio had utilized the credit facility.

			Number
	Average		of Days
	Advances		Advances
	Outstanding	Average	Outstanding	Outstanding
	During the	Interest	During the	Borrowings at
Portfolio	Period	Rate	Period	December 31, 2009

Cohen & Steers Realty	$907,886	1.26%	7	—
Global Real Estate	357,000	1.14%	4	—
Investment Grade Bond	34,650,036	1.19%	110	—
MFS Global Equity	533,250	1.25%	24	—
PIMCO Total Return Bond	23,148,000	1.20%	1	—
QMA US Equity Alpha	481,000	1.20%	1	—
T. Rowe Price Global Bond	3,541,500	1.07%	4	—

The amount of interest on temporary overdrawn balances paid to the custodian during the year ended December 31, 2009 was as follows:

Approximate
Average
	Balance	Weighted
	Outstanding	Average
	During the	Interest
Portfolio	Period	Rates

Investment Grade Bond	$12,153,714	1.78%

8. Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9. Ownership

As of December 31, 2009, more than 99% of each Portfolio was owned of record by Prudential Annuities Life Assurance Corporation (“PALAC”) on behalf of the owners of the variable insurance products issued by PALAC.

10. Reorganization

On June 26, 2009, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on November 12, 2009 and the reorganization took place on December 4, 2009.

The purpose of the transaction was to combine two portfolios sub-advised by the same subadviser with comparable investment objectives and policies.

B11

The acquisition was accomplished by a tax-free exchange of the following shares on December 4, 2009:

Acquiring
Merged Portfolio	Shares	Portfolio	Shares	Value

PSF SP PIMCO		AST PIMCO
Total Return		Total Return
Portfolio	53,759,113	Portfolio	53,988,265	$633,260,318

For financial reporting purposes, assets received and shares issued by AST PIMCO Total Return Portfolio were recorded at fair value; however, the cost basis of the investments received from PSF SP PIMCO Total Return Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized Appreciation	Acquiring
Merged Portfolio	Net Assets	(Depreciation)	Portfolio	Net Assets

PSF SP PIMCO			AST PIMCO
Total Return			Total Return
Portfolio	$633,260,318	$(18,199,529)	Portfolio	$7,582,114,855
Assuming the acquisition had been completed on January 1, 2009, AST PIMCO Total Return Portfolio’s results of operations for the year ended December 31, 2009 were as follows:

Net investment income	$194,535,293	(a)
Net realized and unrealized gain (loss) on investments	610,406,158	(b)

	$804,941,451

(a)	$146,878,103, as reported in Statement of Operations, plus $47,657,190 Net Investment Income from PSF SP PIMCO Total Return Portfolio pre-merger.

(b)	$522,408,684 as reported in the Statement of Operations, plus $87,997,474 Net Realized and Unrealized Gain (Loss) on Investments from PSF SP PIMCO Total Return Portfolio pre-merger.

Because both PSF SP PIMCO Total Return Portfolio and AST PIMCO Total Return Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of PSF SP PIMCO Total Return Portfolio that have been included in AST PIMCO Total Return Portfolio’s Statement of Operations since December 4, 2009.

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through February 22, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

12. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

B12

Financial Highlights

	AST Bond Portfolio 2015

		January 28, 2008(c)
	Year Ended	through
	December 31, 2009	December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.49	$10.00

Income From Investment Operations:
Net investment income	0.09	0.12
Net realized and unrealized gain (loss) on investments	(0.14)	1.37

Total from investment operations	(0.05)	1.49

Less Distributions:	(0.05)	—

Net Asset Value, end of period	$11.39	$11.49

Total Return(a)	(0.38)%	14.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$189.0	$221.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%	0.90	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.81%	0.90	%(d)
Net investment income	0.71%	1.27	%(d)
Portfolio turnover rate	303%	1433	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Commencement of operations.
(d)	Annualized.
(e)	Not annualized.
(f)	Calculated based on average shares outstanding during the period.

	AST Bond Portfolio 2016

	January 2, 2009(c)
	through
	December 31, 2009

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Loss From Investment Operations:
Net investment loss	—	(d)
Net realized and unrealized loss on investments	(0.45)

Total from investment operations	(0.45)

Net Asset Value, end of period	$9.55

Total Return(a)	(4.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$28.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.74	%(e)
Net investment loss	(0.09	)%(e)
Portfolio turnover rate	455	%(f)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Commencement of operations.
(d)	Less than $0.005 per share.
(e)	Annualized.
(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.
C1

Financial Highlights

	AST Bond Portfolio 2018

		January 28, 2008(c)
	Year Ended	through
	December 31, 2009	December 31, 2008

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.23	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.08	0.04
Net realized and unrealized gain (loss) on investments	(0.83)	2.19

Total from investment operations	(0.75)	2.23

Less Distributions:	(0.32)	—

Net Asset Value, end of period	$11.16	$12.23

Total Return(a)	(5.97)%	22.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$150.7	$166.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.83%	0.98	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.83%	0.98	%(d)
Net investment income	0.69%	1.04	%(d)
Portfolio turnover rate	392%	701	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Commencement of operations.
(d)	Annualized.
(e)	Not annualized.

	AST Bond Portfolio 2019

		January 28, 2008(c)
	Year Ended	through
	December 31, 2009	December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.31	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.08	0.09
Net realized and unrealized gain (loss) on investments	(1.03)	2.22

Total from investment operations	(0.95)	2.31

Less Distributions:	(0.04)	—

Net Asset Value, end of period	$11.32	$12.31

Total Return(a)	(7.70)%	23.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$103.6	$124.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.86%	1.00	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.86%	1.08	%(d)
Net investment income	0.64%	0.95	%(d)
Portfolio turnover rate	399%	779	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Commencement of operations.
(d)	Annualized.
(e)	Not annualized.
(f)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.
C2

Financial Highlights

	AST Bond Portfolio 2020

	January 2, 2009(c)
	through
	December 31, 2009

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Loss From Investment Operations:
Net investment loss	(0.00	)(f)
Net realized and unrealized loss on investments	(1.05)

Total from investment operations	(1.05)

Net Asset Value, end of period	$8.95

Total Return(a)	(10.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$8.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00	%(d)
Expenses Before Waivers and/or Expense Reimbursement	2.59	%(d)
Net investment loss	(0.06	)%(d)
Portfolio turnover rate	433	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Commencement of operations.
(d)	Annualized.
(e)	Not annualized.
(f)	Less than $.005 per share.

	AST Cohen & Steers Realty Portfolio

	Year Ended December 31,

	2009	2008	2007(c)	2006	2006

Per Share Operating Performance:
Net Asset Value, beginning of year	$3.77	$12.12	$20.86	$17.78	$17.17

Income (Loss) From Investment Operations:
Net investment income	0.07	0.17	0.49	0.48	0.59
Net realized and unrealized gain (loss) on investments	1.09	(1.83)	(4.61)	5.54	1.58

Total from investment operations	1.16	(1.66)	(4.12)	6.02	2.17

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.26)
Distributions from net realized gains	—	—	—	—	(1.30)
Distributions	(0.11)	(6.69)	(4.62)	(2.94)	—

Total dividends and distributions	(0.11)	(6.69)	(4.62)	(2.94)	(1.56)

Net Asset Value, end of year	$4.82	$3.77	$12.12	$20.86	$17.78

Total Return(a)	31.93%	(35.05)%	(19.90)%	36.73%	14.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$386.7	$223.8	$271.6	$563.0	$410.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%	1.06%	1.12%	1.13%	1.09%
Expenses Before Waivers and/or Expense Reimbursement	1.16%	1.16%	1.12%	1.13%	1.18%
Net investment income	2.65%	2.62%	2.46%	2.73%	3.27%
Portfolio turnover rate	113%	142%	54%	36%	32%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.
C3

Financial Highlights

	AST Global Real Estate Portfolio

		May 1, 2008(e)
	Year Ended	through
	December 31, 2009	December 31, 2008

Per Share Operating Performance:
Net Asset Value, beginning of period	$5.23	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.14	0.13
Net realized and unrealized gain (loss) on investments	1.66	(4.90)

Total from investment operations	1.80	(4.77)

Less Distributions:	(0.14)	—

Net Asset Value, end of period	$6.89	$5.23

Total Return(a)	35.10%	(47.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$244.7	$166.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.23%	1.27	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.23%	1.27	%(d)
Net investment income	2.64%	2.79	%(d)
Portfolio turnover rate	59%	66	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.

	AST High Yield Portfolio

	Year Ended December 31,

	2009(c)	2008	2007(c)	2006	2006

Per Share Operating Performance:
Net Asset Value, beginning of year	$5.30	$7.75	$8.41	$8.29	$8.95

Income (Loss) From Investment Operations:
Net investment income	0.48	0.40	0.59	0.53	0.83
Net realized and unrealized gain (loss) on investments	1.35	(2.22)	(0.39)	0.28	(0.74)

Total from investment operations	1.83	(1.82)	0.20	0.81	0.09

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.75)
Distributions	(0.27)	(0.63)	(0.86)	(0.69)	—

Total dividends and distributions	(0.27)	(0.63)	(0.86)	(0.69)	(0.75)

Net Asset Value, end of year	$6.86	$5.30	$7.75	$8.41	$8.29

Total Return(a)	35.35%	(25.54)%	2.48%	10.35%	1.12%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$897.8	$331.3	$413.4	$648.1	$611.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.89%	0.88%	0.87%	0.89%	0.93%
Expenses Before Waivers and/or Expense Reimbursement	0.91%	0.91%	0.87%	0.90%	0.94%
Net investment income	7.98%	7.60%	6.94%	6.94%	7.32%
Portfolio turnover rate	76%	204%	125%	131%	52%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.
C4

Financial Highlights

	AST Investment Grade Bond Portfolio

		January 28, 2008(d)
	Year Ended	through
	December 31, 2009(c)	December 31, 2008(c)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.90	$10.00

Income From Investment Operations:
Net investment income	0.47	0.30
Net realized and unrealized gain on investments	0.74	0.60

Total from investment operations	1.21	0.90

Less Distributions:	(0.29)	—

Net Asset Value, end of period	$11.82	$10.90

Total Return(a)	11.40%	9.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,080.5	$2,837.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.75%	0.75	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.77%	0.75	%(e)
Net investment income	4.22%	3.32	%(e)
Portfolio turnover rate	630%	796	%(f)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Commencement of operations.
(e)	Annualized.
(f)	Not annualized.

	AST MFS Global Equity Portfolio

	Year Ended December 31,

	2009	2008	2007(c)		2006		2006

Per Share Operating Performance:
Net Asset Value, beginning of year	$7.06	$13.81	$14.60		$12.98		$12.11

Income (Loss) From Investment Operations:
Net investment income	0.05	0.18	0.12		0.25		0.08
Net realized and unrealized gain (loss) on investments	2.14	(3.97)	1.24		2.71		0.82

Total from investment operations	2.19	(3.79)	1.36		2.96		0.90

Less Dividends and Distributions:
Dividends from net investment income	—	—	—		—		(0.03)
Distributions	(0.16)	(2.96)	(2.15)		(1.34)		—

Total dividends and distributions	(0.16)	(2.96)	(2.15)		(1.34)		(0.03)

Net Asset Value, end of year	$9.09	$7.06	$13.81		$14.60		$12.98

Total Return(a)	31.51%	(33.99)%	9.40%		24.30%		7.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$140.9	$76.1	$188.9		$250.6		$152.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.32%	1.26%	1.20	%(d)	1.21	%(d)	1.26%
Expenses Before Waivers and/or Expense Reimbursement	1.32%	1.30%	1.21	%(d)	1.25	%(d)	1.26%
Net investment income	0.87%	1.33%	0.77%		2.33%		0.58%
Portfolio turnover rate	27%	30%	31%		47%		49%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.
(d)	Includes loan interest expense of 0.02% and 0.01% for the years ended December 31, 2007 and 2006, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.
C5

Financial Highlights

	AST PIMCO Limited Maturity Bond Portfolio

	Year Ended December 31,

	2009(c)	2008(c)		2007(c)		2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$11.36		$11.18		$11.10	$11.12

Income (Loss) From Investment Operations:
Net investment income	0.30	0.44		0.51		0.52	0.27
Net realized and unrealized gain (loss) on investments	0.75	(0.32)		0.24		(0.11)	(0.09)

Total from investment operations	1.05	0.12		0.75		0.41	0.18

Less Dividends and Distributions:
Dividends from net investment income	—	—		—		—	(0.14)
Distributions from net realized gains	—	—		—		—	(0.06)
Distributions	(1.44)	(0.63)		(0.57)		(0.33)	—

Total dividends and distributions	(1.44)	(0.63)		(0.57)		(0.33)	(0.20)

Net Asset Value, end of year	$10.46	$10.85		$11.36		$11.18	$11.10

Total Return(a)	10.33%	1.02%		6.80%		3.82%	1.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,033.9	$775.7		$1,227.7		$1,366.9	$1,683.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.79%	0.78	%(d)	0.76	%(d)	0.76%	0.76%
Expenses Before Waivers and/or Expense Reimbursement	0.79%	0.78	%(d)	0.76	%(d)	0.77%	0.80%
Net investment income	2.78%	3.92%		4.45%		4.04%	2.86%
Portfolio turnover rate	363%	410%		135%		140%	153%
(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.
(d)	Includes interest expense of 0.01% and 0.01% for the periods ended December 31, 2008 and 2007, respectively.

	AST PIMCO Total Return Bond Portfolio

	Year Ended December 31,

	2009(c)		2008		2007(c)		2006		2006

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.31		$12.10		$11.43		$11.45		$12.01

Income (Loss) From Investment Operations:
Net investment income	0.35		0.63		0.55		0.28		0.52
Net realized and unrealized gain (loss) on investments	1.41		(0.89)		0.40		0.11		(0.23)

Total from investment operations	1.76		(0.26)		0.95		0.39		0.29

Less Dividends and Distributions:
Dividends from net investment income	—		—		—		—		(0.45)
Distributions from net realized gains	—		—		—		—		(0.40)
Distributions	(1.37)		(0.53)		(0.28)		(0.41)		—

Total dividends and distributions	(1.37)		(0.53)		(0.28)		(0.41)		(0.85)

Net Asset Value, end of year	$11.70		$11.31		$12.10		$11.43		$11.45

Total Return(a)	16.53%		(2.26)%		8.31%		3.74%		2.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,417.4		$3,108.2		$4,775.5		$3,347.2		$1,790.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.75	%(d)	0.75	%(d)	0.74	%(d)	0.77	%(d)	0.79%
Expenses Before Waivers and/or Expense Reimbursement	0.78	%(d)	0.75	%(d)	0.74	%(d)	0.77	%(d)	0.80%
Net investment income	3.03%		4.20%		4.67%		4.30%		3.62%
Portfolio turnover rate	445%		506%		297%		238%		238%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.
(d)

The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities. The total expense ratio excluding interest and fees expense is 0.76% for the year ended December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.
C6

Financial Highlights

	AST QMA US Equity Alpha Portfolio

	Year Ended December 31,

	2009		2008(c)		2007(c)	2006	2006

Per Share Operating Performance:
Net Asset Value, beginning of year	$8.23		$13.70		$13.63	$12.23	$11.97

Income (Loss) From Investment Operations:
Net investment income	0.06		0.15		0.19	0.18	0.12
Net realized and unrealized gain (loss) on investments	1.71		(5.36)		0.09	1.35	0.29

Total from investment operations	1.77		(5.21)		0.28	1.53	0.41

Less Dividends and Distributions:
Dividends from net investment income	—		—		—	—	(0.15)
Distributions	(0.16)		(0.26)		(0.21)	(0.13)	—

Total dividends and distributions	(0.16)		(0.26)		(0.21)	(0.13)	(0.15)

Net Asset Value, end of year	$9.84		$8.23		$13.70	$13.63	$12.23

Total Return(a)	21.82%		(38.72)%		2.08%	12.60%	3.54%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$277.7		$198.2		$370.7	$458.2	$512.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.80	%(d)	1.41	%(d)	0.72%	0.74%	0.77%
Expenses Before Waivers and/or Expense Reimbursement	1.80	%(d)	1.41	%(d)	0.72%	0.74%	0.77%
Net investment income	0.89%		1.37%		1.33%		1.24%
Portfolio turnover rate	96%		189%		29%	32%	25%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.
(d)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.60% and 0.38% for the years ended December 31, 2009 and 2008, respectively.

	AST T. Rowe Price Global Bond Portfolio

	Year Ended December 31,

	2009	2008	2007	2006	2006

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.21	$12.36	$11.57	$11.18	$12.16

Income (Loss) From Investment Operations:
Net investment income	0.44	0.85	0.36	0.41	0.28
Net realized and unrealized gain (loss) on investments	0.78	(1.12)	0.75	0.27	(0.81)

Total from investment operations	1.22	(0.27)	1.11	0.68	(0.53)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.43)
Distributions from net realized gains	—	—	—	—	(0.02)
Distributions	(1.61)	(0.88)	(0.32)	(0.29)	—

Total dividends and distributions	(1.61)	(0.88)	(0.32)	(0.29)	(0.45)

Net Asset Value, end of year	$10.82	$11.21	$12.36	$11.57	$11.18

Total Return(a)	12.12%	(2.44)%	9.65%	6.27%	(4.49)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$413.5	$269.1	$708.5	$507.7	$539.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	0.97%	0.93%	0.96%	1.01%
Expenses Before Waivers and/or Expense Reimbursement	0.99%	0.97%	0.93%	0.96%	1.01%
Net investment income	3.47%	4.17%	3.99%	3.64%	2.87%
Portfolio turnover rate	93%	117%	120%	131%	109%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.
C7

Financial Highlights

	AST Western Asset Core Plus Bond Portfolio

	Year Ended		November 20, 2007(e)
	December 31,		through
			December 31,
	2009(f)	2008	2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$9.45	$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.36	0.51	0.03
Net realized and unrealized gain (loss) on investments	0.71	(1.04)	(0.03)

Total from investment operations	1.07	(0.53)	—

Less Distributions	(0.54)	(0.02)	—

Net Asset Value, end of period	$9.98	$9.45	$10.00

Total Return(a)	11.75%	(5.31)%	0.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,719.0	$772.9	$692.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82%	0.82%	0.91	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.83%	0.82%	0.91	%(d)
Net investment income	3.66%	4.57%	4.54	%(d)
Portfolio turnover rate	334%	645%	5	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.
C8

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Advanced Series Trust:

We have audited the accompanying statements of assets and liabilities of the Advanced Series Trust (comprised of Bond Portfolio 2015, Bond Portfolio 2016, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Cohen & Steers Realty Portfolio, Global Real Estate Portfolio, High Yield Portfolio, Investment Grade Bond Portfolio, MFS Global Equity Portfolio, PIMCO Limited Maturity Bond Portfolio, PIMCO Total Return Bond Portfolio, QMA US Equity Alpha Portfolio, T. Rowe Price Global Bond Portfolio, and Western Asset Core Plus Bond Portfolio), hereafter referred to as “the Trust,” including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds comprising Advanced Series Trust as of December 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2010

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (76) No. of Portfolios Overseen: 83

Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.
Delayne Dedrick Gold (71) No. of Portfolios Overseen: 83	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
W. Scott McDonald, Jr. (72) No. of Portfolios Overseen: 83

Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

None
Thomas T. Mooney (68) No. of Portfolios Overseen: 83	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.	None
Thomas M. O’Brien (59) No. of Portfolios Overseen: 83

President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

F. Don Schwartz (74) No. of Portfolios Overseen: 83	Management Consultant (since April 1985).	None

Interested Trustees(1)
Stephen Pelletier (56) No. of Portfolios Overseen: 55	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).	None
Robert F. Gunia (63) No. of Portfolios Overseen: 83

Independent Consultant; formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (44) Number of Portfolios Overseen: 55

Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).

None.

(1)

The year that each Trustee joined the Fund’s Board is as follows: Timothy S. Cronin, 2009; Saul K. Fenster, 2003; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Stephen Pelletier, 2008; F. Don Schwartz, 1992.

E1

Fund Officers (a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (52) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a)	Excludes Mr. Pelletier and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1)

The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their af.liation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Stephen Pelletier and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Inve stments LLC. The investment companies for which PI serves as manager include the Prudential Investments Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

E2

Board Consideration of New Subadvisory Agreement for AST UBS Dynamic Alpha Portfolio to be renamed AST J.P Morgan Strategic Opportunities Portfolio)

The Board of Trustees (the “Board”) of Advanced Series Trust (the “Trust”) consists of nine individuals, seven of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each, an Independent Trustee and collectively, the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its investment portfolios, its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Governance Committee, and the Compliance Committee. Each committee is chaired by, and composed of, Independent Trustees.

The Board recently approved a new subadvisory agreement for the AST UBS Dynamic Alpha Portfolio (to be renamed AST J.P Morgan Strategic Opportunities Portfolio). A discussion regarding the basis for the Board’s approval of the new subadvisory agreement is set forth below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the AST UBS Dynamic Alpha Portfolio by UBS Global Asset Management (Americas), Inc. (“UBS”) under the current subadvisory agreement and those that would be provided to the AST J.P Morgan Strategic Opportunities Portfolio (referred to in this section as the “Portfolio”) by J.P. Morgan Investment Management Inc. (referred to in this section as “J.P. Morgan” or the “Subadviser”) under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that UBS and J.P. Morgan were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board also noted that J.P. Morgan currently subadvises several other Prudential insurance funds.

With respect to the quality of services, the Board considered, among other things, the background and experience of the J.P. Morgan management team. The Board met with representatives from J.P. Morgan and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-today management of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to J.P. Morgan. The Board noted that it received a favorable compliance reports from PI Compliance as to J.P. Morgan.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by J.P. Morgan and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by J.P. Morgan under the new subadvisory agreement.

Performance

The Board also considered that it was approving J.P. Morgan as a subadviser for the Portfolio and that J.P. Morgan would be implementing a new investment strategy for the Portfolio. The Board noted that J.P. Morgan currently manages individual pooled investment vehicles that are based on many of the various strategies to be used by the Portfolio. The Manager (as defined below) provided information to the Board concerning the historical investment performance of the individual J.P. Morgan investment composites and the relevant blended performance benchmarks. For ease of reference, the term “Manager” is used to refer to Prudential Investments LLC and AST Investment Services, Inc. A “composite” is a standardized aggregation of one or more funds or accounts into a single group that represents a particular investment objective or strategy. The Board noted that such composites generally outperformed their respective benchmark indexes for the relevant time periods. Although J.P. Morgan does not manage any investment vehicles that use the liquidity strategy or all of the relevant investment strategies in the aggregate, the Board did review hypothetical combined performance information for the Portfolio that assumed the then-current expected initial asset allocation.

Investment Subadvisory Fee Rates

 The Board considered the proposed subadvisory fee rates payable by the Manager to J.P. Morgan under the proposed new subadvisory agreement. Based on the recent asset levels for the Portfolio, the Board noted that the effective subadvisory fee rate to be paid to J.P. Morgan under the proposed subadvisory arrangements is slightly lower than the effective subadvisory fees rate paid to UBS under the current subadvisory arrangements. The Board also noted that the Manger pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Portfolio. Instead, the decrease in subadvisory fees will increase the net fee retained by the Manager. The Board indicated that the net investment management fees to be retained by the Manager under the proposed subadvisory arrangements would be reviewed along with the above-described factors in connection with any proposed future renewal of the Trust’s investment management agreement or the subadvisory agreement for the Portfolio. Overall, the Board concluded that the proposed subadvisory fee rates under the new subadvisory agreement were reasonable.

Profitability

Because the engagement of J.P. Morgan with respect to the Portfolio is new, there is no historical profitability with regard to the proposed subadvisory arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with any proposed future renewal of the Trust’s investment management agreement or the subadvisory agreement for the Portfolio.

Economies of Scale

 The Board noted that the proposed subadvisory fee schedules for the Portfolio contained breakpoints that reduce the fee rate on assets above specified levels. The Board also noted that it would consider economies of scale in connection with the annual approval review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

 The Board considered potential ancillary benefits that might be received by J.P. Morgan and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by J.P. Morgan included the ability to use soft dollar credits, brokerage commissions received by affiliates of J.P. Morgan, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by J.P. Morgan were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the subadvisory agreement was in the best interest of the Portfolio and its shareholders.

Board Consideration of New Investment Management Agreement and New Subadvisory Agreement for AST Bond Portfolio 2017 and AST Bond Portfolio 2021

The Board of Trustees (the “Board”) of Advanced Series Trust (the “Trust”) consists of nine individuals, seven of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each, an Independent Trustee and collectively, the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its investment portfolios, its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Governance Committee, and the Compliance Committee. Each committee is chaired by, and composed of, Independent Trustees.

The Board recently approved a new investment management agreement and a new subadvisory agreement for the AST Bond Portfolio 2017 and AST Bond Portfolio 2021 (each, a “New Portfolio” and together, the “New Portfolios”). A discussion regarding the basis for the Board’s approval of these investment advisory agreements is set forth below.

Nature, quality and extent of services

With respect to the Manager (as defined below), the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement at the June 24-26, 2009 meetings, and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement covering the other investment portfolios of the Trust. For ease of reference, the term “Manager” is used to refer to Prudential Investments LLC and AST Investment Services, Inc. The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager under the new investment management agreement covering the New Portfolios would be similar in nature to those provided under the existing management agreement.

With respect to Prudential Investment Management, Inc. (referred to in this section as “PIM” or the “Subadviser”), the Board received and considered information regarding the nature and extent of services that would be provided to the New Portfolios under the new subadvisory agreements. The Manager also noted that PIM currently subadvises several other Prudential insurance funds, including several Prudential insurance funds that are substantially similar to the New Portfolios (collectively, the “Comparable Funds”).

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers for the Subadviser. The Board was also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the Subadviser in connection with the renewal of the relevant subadvisory agreements for the Comparable Funds at the June 24-26, 2009 meetings. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to the Subadviser. With respect to the Subadviser, the Board considered its experience and reputation in managing other funds with similar investment objectives and strategies.

The Board concluded that with respect to the Subadviser, based on the nature of the proposed services to be rendered and the background information that it reviewed about PIM, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by the Subadviser.

Performance

 Because the New Portfolios had not yet commenced operations, no investment performance for the New Portfolios existed for Board review. The Board, however, received and considered information regarding PIM’s investment performance in managing strategies similar to the ones used by the New Portfolios, including the Comparable Funds. The Board concluded that it was satisfied with the performance record of the Subadviser.

Fee Rates

The Board considered the proposed management fees to be paid by the New Portfolios to the Manager and the proposed subadvisory fees to be paid by the Manager to the Subadviser. The Board considered that the investment management fee rates and the subadvisory fee rates were the same as the rates in place for the Comparable Funds.

The Board considered that the estimated total operating expense ratio for each New Portfolio falls within the third quartile of Lipper’s variable annuity target maturity funds universe. The Board concluded that the fees were reasonable under the circumstances because of the New Portfolios’ broad investment focus and increased liquidity requirements compared to other funds within the applicable Lipper fund universe. The Board also noted that the fees would be reviewed in connection with the annual review of the investment advisory and subadvisory agreements and in light of the nature and quality of services provided to the New Portfolios.

Profitability

Because the New Portfolios had not yet commenced operations, the Board noted that there was no historical profitability information to be reviewed with respect to the New Portfolios. The Board noted that it would review profitability information in connection with the annual approval of the investment advisory and subadvisory agreements.

Economies of Scale

The Board noted that the investment advisory and subadvisory fee schedules for the New Portfolios contained breakpoints that reduced the fee rate on assets above specified levels. The Board also noted that it would consider economies of scale in connection with the annual approval review of advisory agreements.

Other Benefits to the Manager and the Subadviser

 The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and PIM. The Board concluded that any potential benefits to be derived by the Manager and PIM were similar to benefits derived by the Manager and PIM in connection with their management of the other Trust Portfolios, including the Comparable Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by other subadvisers to the Trust, and that those benefits are reviewed on an annual basis.

Board Consideration of Amended Investment Management Agreement and
New Subadvisory Agreement for AST Niemann Capital Growth Asset Allocation Portfolio
(to be renamed AST Fidelity Investments® Pyramis® Asset Allocation Portfolio)

The Board of Trustees (the “Board”) of Advanced Series Trust (the “Trust”) consists of nine individuals, seven of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each, an Independent Trustee and collectively, the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its investment portfolios, its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Governance Committee, and the Compliance Committee. Each committee is chaired by, and composed of, Independent Trustees.

The Board held meetings that took place on September 30, 2009 to October 1, 2009, October 13, 2009, and December 7-9, 2009 (collectively, the “Board Meetings”) to consider the Manager’s (as defined below) proposals to change the Portfolio’s investment management fee rate, subadvisory arrangements, investment strategy, investment objective, investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the “Portfolio Repositioning”). For ease of reference, the term “Manager” is used to refer to Prudential Investments LLC and AST Investment Services, Inc. A majority of the Independent Trustees attended the Board Meetings. In advance of the Board Meetings, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate and the new subadvisory arrangements. The materials included, among other things, a comparative analysis of the current investment management fee rate for the AST Niemann Capital Growth Asset Allocation Portfolio (referred to in this section as the “Niemann Capital Portfolio”), the proposed investment management fee rate for the AST Fidelity Investments® Pyramis® Asset Allocation Portfolio (referred to in this section as the “Repositioned Portfolio”), and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the Niemann Capital Portfolio and the Repositioned Portfolio (i.e., variable insurance product (“VIP”) funds in Lipper Inc.’s mixed-asset target allocation growth category).

At the meetings, the Board, including a majority of the Independent Trustees, approved all aspects of the Portfolio Repositioning. In particular, the Board approved the execution of a subadvisory agreement relating to the Portfolio between the Manager and Pyramis Global Advisors, LLC, a Fidelity Investment Company (“Pyramis”), the termination of the current subadvisory agreement between the Manager and Niemann Capital Management, Inc. (“Niemann Capital”) relating to the Niemann Capital Portfolio, and certain changes to the Portfolio’s investment objective, non-fundamental investment policies, and blended performance benchmark. At the meetings, the Board received oral presentations from representatives of the Manager and Pyramis and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate and Pyramis’ investment strategy.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amended investment management fee and the new subadvisory agreement are discussed separately below.

Amended Management Agreement: Reasons for an Increased Investment Management Fee Rate

 The Manager proposed the increased investment management fee rate for the Niemann Capital Portfolio in order to effect the Portfolio Repositioning. The Niemann Capital Portfolio currently operates as a fund-of-funds by investing approximately 90% of its assets in other portfolios of the Trust (the “Underlying Trust Portfolios”) and approximately 10% of its assets in exchange-traded funds (“ETFs”). Niemann Capital is generally responsible for determining the Portfolio’s target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of ETFs for 10% of the Portfolio’s assets to gain exposure to certain “off-benchmark” investment categories. The Manager, however, is responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for Niemann Capital’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the

Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and ETFs.

Pyramis, on the other hand, will be responsible for asset allocation, security selection, and the day-to-day investment management of the Repositioned Portfolio. In particular, Pyramis will cause the Repositioned Portfolio’s assets to be directly invested in multiple asset classes, including (without limitation) U.S. equities (including small-cap equities), developed market equities, emerging market equities, and U.S. fixed-income. Pyramis will also pursue sophisticated long-short investment strategies. In order to pursue these investment strategies, Pyramis must research and analyze global political, macro-economic, and currency issues, the characteristics of the different global capital markets, and differences in legislation in different foreign jurisdictions. The Board considered the Manager’s assertions that the proposed subadvisory fee rate reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by Pyramis as compared to Niemann Capital. In turn, the Portfolio’s use of the Pyramis investment strategy when compared to the current fund-of-fund structure will result in an increase in the amount of time, oversight, and attention that will be required by the Manager’s investment management, fund administration, legal, and compliance professionals. In short, the Manager believes that the proposed increased contractual investment management fee will permit the Manager to (i) retain Pyramis to handle asset allocation, security selection, and day-to-day investment management of the Portfolio and (ii) recover some of the increased costs to be incurred by the Manager in connection with the proposed changes to the Portfolio. Notwithstanding the proposed increased contractual investment management and subadvisory fee rates, the Board noted, however, that: (i) the proposed contractual investment management fee rate for the Repositioned Portfolio is lower than the gross effective investment management fee rate for the Niemann Capital Portfolio and (ii) the gross effective subadvisory fee rate for the Repositioned Portfolio is lower than the gross effective subadvisory fee rate for the Niemann Capital Portfolio.

The Board recognized that the Portfolio Repositioning will cause the aggregate contractual investment management fee directly retained by the Manager with respect to the Portfolio (also referred to as the net investment management fee) to increase significantly. The Board also recognized, however, that the aggregate contractual investment management fee retained by the Manager with respect to the Niemann Capital Portfolio (i.e., 0.10%) does not take into account the additional investment management fees retained by the Manager in connection with the Niemann Capital Portfolio’s investments in the Underlying Trust Portfolios. Taking those investments into account, the net effective management fee rate for the Repositioned Portfolio is actually lower than that of the Niemann Capital Portfolio. In addition, the Board noted that the proposed contractual subadvisory fee rate for Pyramis reflected the negotiated business arrangements between the Manager and Pyramis with respect to this subadvisory mandate. The Board also believes that these differentials will be relevant to the Board’s review of the Manager’s profitability as part of the annual 15(c) process for the Repositioned Portfolio.

Amended Management Agreement: Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to Niemann Capital Portfolio by the Manager and Niemann Capital under the current management agreement and the current subadvisory agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Manager and Pyramis under the amended management agreement and the new subadvisory agreement. The Board considered the Manager’s representation that the nature and extent of services to be provided by the Manager and Pyramis under the amended management agreement and the new subadvisory agreement would likely be greater than those provided by the Manager and Niemann Capital under the current management agreement and the current subadvisory agreement, due to the increased oversight, time and expense which will be required to properly manage the Portfolio after it is transitioned from a fund-of funds to a multi-asset class global fund that uses sophisticated long-short investment strategies. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Repositioned Portfolio by the Manager and Pyramis under the amended management agreement and the new subadvisory agreement.

Amended Management Agreement: Historical Investment Performance of the Niemann Capital Portfolio

 Although the Board considered the historical performance of the Niemann Capital Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended management agreement. The Board noted that the current management agreement had been considered and renewed by the Board in June 2009 as part of its annual consideration of the renewal of the Niemann Capital Portfolio’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving Pyramis as a subadviser for the Portfolio and that Pyramis would be implementing a new investment strategy for the Portfolio. The Board noted that Pyramis currently manages individual institutional accounts that are based entirely on each of four equity strategies and the Broad Market Duration Strategy. The Manager provided information to the Board concerning the historical investment performance of the individual Pyramis investment composites and the relevant blended performance benchmarks. A “composite” is a standardized aggregation of one or more funds or accounts into a single group that represents a particular investment objective or strategy. The Board noted that such composites generally outperformed their respective benchmark indexes for the relevant time periods. Although Pyramis does not currently manage and has not managed in the past any investment strategies that use the liquidity strategy or all of the investment strategies in the aggregate, the Board did review the back-tested hypothetical performance information it requested for the Portfolio that assumes the current expected allocation across the six investment strategies.

Amended Management Agreement: Investment Management Fee Rates

Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees, classified both the Niemann Capital Portfolio and the Repositioned Portfolio as VIP mixed-asset target allocation growth funds. The materials provided to the Board in advance of the Board Meetings indicated that the contractual investment management fee rates for the Niemann Capital Portfolio and the Repositioned Portfolio fall within the second quartile and fourth quartile, respectively, of Lipper’s VIP mixed-asset target allocation growth funds universe. However, taking the investment management fees of the Underlying Trust Portfolios into consideration, the gross effective investment management fee rate of the Niemann Capital Portfolio would also fall within the fourth quartile and is actually higher than that of the Repositioned Portfolio. The Board also noted that the Repositioned Portfolio will be a global asset allocation fund that includes a sophisticated “130-30” strategy and a “liquidity” sleeve. Many of the funds in Lipper’s VIP mixed-asset target allocation growth funds universe (including the Niemann Capital Portfolio), on the other hand, generally do not use long/short strategies or have “liquidity” sleeves. The Manager and the Board agreed that the broad geographical reach of the Repositioned Portfolio and its use of the “130-30” strategy and “liquidity” sleeve will require larger amounts of time and resources for oversight and administration than many funds in Lipper’s VIP mixed-asset target allocation growth funds universe. In short, the Board agreed with the Manager that the investment management and subadvisory arrangements for the Repositioned Portfolio should be evaluated in light of these differences. In its presentation to the Board, the Manager also noted that (i) the estimated pro forma total expense ratio for the Repositioned Portfolio was lower than that of the Niemann Capital Portfolio and (ii) the net effective management fee rate for the Repositioned Portfolio is actually lower than that of the Niemann Capital Portfolio. Based on the foregoing, the Board concluded that the proposed investment management fee rate was reasonable under the circumstances.

Amended Management Agreement: Manager’s Profitability

The Board did not consider the profitability of the Manager under the amended management agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Manager until the increased management fee was in effect. The Board noted that it had considered the profitability of the Manager under the current management agreement as part of its annual consideration of the renewal of the current management agreement for the Niemann Capital Portfolio in June 2009, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Manager as part of any future annual review of the amended management agreement.

Amended Management Agreement: Economies of Scale

The Board considered the potential for the Manager to experience economies of scale as the Portfolio grows in size. The Board considered that the amended management agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee for Pyramis would include breakpoints in the fee rate paid by the Manager to Pyramis, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board noted, however, that it considers ways in which economies of scale, to the extent they may exist, can be shared with investors during its annual review of the management agreement and that, given that the agreement with Pyramis is new, it would be appropriate to consider economies of scale in connection with that arrangement at the time of its annual consideration of the management agreement.

Amended Management Agreement: Other Benefits to the Manager or Its affiliates from serving as co-investment managers

The Board did not consider ancillary or potential “fall out” benefits accruing to the Manager as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Manager as part of its annual consideration of the renewal of the Portfolio’s advisory agreement in June 2009, and that it had determined any such benefits to be reasonable. The Board also noted that it will consider ancillary benefits as part of any future annual review of the amended management agreement.

Amended Management Agreement: Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and Pyramis at the meetings, the Board concluded that approving the increased management fee rate was in the best interests of the Portfolio and its shareholders.

New Subadvisory Agreement: Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to AST Niemann Capital Portfolio by the Manager and Niemann Capital under the current management agreement and the current subadvisory agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Manager and Pyramis under the amended management agreement and the new subadvisory agreement.

The Board noted that the AST Niemann Capital Portfolio currently operates as a fund-of-funds by investing approximately 90% of its assets in other Trust portfolios (the Underlying Trust Portfolios) and approximately 10% of its assets in exchange-traded funds (ETFs). Niemann Capital is generally responsible for determining the AST Niemann Capital Portfolio’s target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of ETFs for 10% of the AST Niemann Capital Portfolio’s assets to gain exposure to certain “off-benchmark” investment categories. The Manager, however, is responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for Niemann Capital’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the AST Niemann Capital Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and ETFs.

Pyramis, on the other hand, will be responsible for asset allocation, security selection, and the day-to-day investment management of the Repositioned Portfolio. In particular, Pyramis will cause the Repositioned Portfolio’s assets to be directly invested in multiple asset classes, including (without limitation) U.S. equities (including small-cap equities), developed market equities, emerging market equities, and U.S. fixed-income. Pyramis will also pursue sophisticated derivatives and long-short strategies. In order to pursue these investment strategies, Pyramis must research and analyze global political, macro-economic, and currency issues, the characteristics of the different global capital markets, and differences in legislation in different foreign jurisdictions. The Board considered the Manager’s assertion that the proposed subadvisory fee rate reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by Pyramis as compared to Niemann Capital. In turn, the Portfolio’s use of the Pyramis investment strategy when compared to the current fund-of-fund structure will result in an increase in the amount of time, oversight, and attention that will be required by the Manager’s investment management, fund administration, legal, and compliance professionals. In short, the Manager believes that the proposed increased contractual investment management fee will permit the Manager to (i) retain Pyramis to handle asset allocation, security selection, and day-to-day investment management of the Repositioned Portfolio and (ii) recover some of the increased costs to be incurred by the Manager in connection with the proposed changes to the Portfolio.

With respect to the quality of services to be provided by Pyramis, the Board considered, among other things, the background and experience of Pyramis’ portfolio management team. The Board received presentations from representatives of Pyramis and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Pyramis’ organizational structure, senior management, investment operations, and other relevant information pertaining to Pyramis. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to Pyramis, summarizing his level of comfort from a compliance perspective with respect to the Manager’s recommendation to retain Pyramis as a subadviser to the Repositioned Portfolio.

The Board concluded that it was satisfied with the nature, extent, and quality of the investment subadvisory services anticipated to be provided to the Repositioned Portfolio by Pyramis and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Pyramis under the new subadvisory agreements would likely be high.

New Subadvisory Agreement: Performance of Portfolio

 Although the Board considered the historical performance of the Niemann Capital Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended management agreement. The Board noted that the current management agreement had been considered and renewed by the Board in June 2009 as part of its annual consideration of the renewal of the Niemann Capital Portfolio’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving Pyramis as a subadviser for the Portfolio and that Pyramis would be implementing a new investment strategy for the Portfolio. The Board noted that Pyramis currently manages individual institutional accounts that are based entirely on each of four equity strategies and the Broad Market Duration Strategy. The Manager provided information to the Board concerning the historical investment performance of the individual Pyramis investment composites and the relevant blended performance benchmarks. A “composite” is a standardized aggregation of one or more funds or accounts into a single group that represents a particular investment objective or strategy. The Board noted that such composites generally outperformed their respective benchmark indexes for the relevant time periods. Although Pyramis does not currently manage and has not managed in the past any investment strategies that use the liquidity strategy or all of the investment strategies in the aggregate, the Board did review the back-tested hypothetical performance information it requested for the Portfolio that assumes the current expected allocation across the six investment strategies.

New Subadvisory Agreement: Investment Subadvisory Fee Rate

The Board considered the current contractual and effective subadvisory fee rate payable by the Manager to Niemann Capital and the subadvisers for the relevant Underlying Trust Portfolios under the current subadvisory arrangements along with the proposed contractual subadvisory fee rate to be paid by the Manager to Pyramis under the proposed subadvisory agreement. Notwithstanding the proposed increased subadvisory fee rate, the Board noted, however, that the gross effective subadvisory fee rate for the Repositioned Portfolio was lower than that of the AST Niemann Capital Portfolio based on recent data. The Board also considered, as described in more detail above, the qualitative difference in the nature of the services currently provided to the Portfolio by Niemann Capital and those expected to be provided to the Portfolio by Pyramis. As a result of these considerations, the Board concluded that Pyramis’ proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

New Subadvisory Agreement: Pyramis’ Profitability

 Because the engagement of Pyramis is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees to Pyramis. The Board also noted that will consider profitability as part of any future annual review of the new subadvisory agreement.

New Subadvisory Agreement: Economies of Scale

 The Board considered the potential for the Manager to experience economies of scale as the Portfolio grows in size. The Board considered that the amended management agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee rate for Pyramis would include breakpoints in the fee rate paid by the Manager to Pyramis, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board noted, however, that it considers ways in which economies of scale, to the extent they may exist, can be shared with investors during its annual review of the management agreement and that, given that the agreement with Pyramis is new, it would be appropriate to consider economies of scale in connection with that arrangement at the time of its annual consideration of the management agreement.

New Subadvisory Agreement: Other Benefits to the Subadviser or its affiliates from serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Pyramis and its affiliates as a result of Pyramis’ relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Pyramis included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

New Subadvisory Agreement: Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and Pyramis at the meeting, the Board concluded that approving the subadvisory agreement between the Manager and Pyramis was in the best interests of the Portfolio and its shareholders.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

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AST 1A

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)   Audit Fees

For the fiscal years ended December 31, 2009 and December 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $1,559,634 and $1,486,704, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)   Audit-Related Fees

None.

(c)   Tax Fees

During the fiscal year ended December 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $37,250 for professional tax consulting services rendered on behalf of certain portfolios of the Registrant. Not applicable for the fiscal year ended December 31, 2008.

(d)   All Other Fees

None.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY
on
 Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
• Federal, state and local income tax compliance; and,
• Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advanced Series Trust

By (Signature and Title)*	/s/ Deborah A. Docs

Deborah A. Docs
Secretary

Date	February 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Stephen Pelletier

Stephen Pelletier
President and Principal Executive Officer

Date	February 16, 2010

By (Signature and Title)*	/s/ Grace C. Torres

Grace C. Torres
Treasurer and Principal Financial Officer

Date	February 16, 2010

* Print the name and title of each signing officer under his or her signature.